As filed with the Securities and Exchange Commission on March 4, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2024

Item 1:	Report(s) to Shareholders.

(a)

Annual Shareholder Report

Transamerica Janus Balanced VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Janus Balanced VP (the "Portfolio") seeks long-term capital growth, consistent with preservation of capital and balanced by current income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$80	0.74%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio outperformed its secondary blended benchmark, consisting of the S&P 500® Index (55%) and the Bloomberg US Aggregate Bond Index (45%), during the fiscal year ended December 31, 2024.

Asset allocation positioning was beneficial to relative performance, with an overweight to equities versus the blended benchmark, and a corresponding underweight to fixed income, aiding results as equities outgained bonds. The sub-adviser, Janus Henderson Investors US LLC, entered the year with approximately 60% in equities and 40% in fixed income and closed the year with roughly the same allocation. During the period, the portfolio managers modestly trimmed the equity allocation as stocks appreciated following strong market rallies.

The equity and fixed income sleeves of the Portfolio each outperformed their respective asset class benchmarks to contribute to overall relative performance.

The Portfolio’s equity allocation was well positioned from a sector perspective given the market environment. Notably, the Portfolio was overweight “growthier” sectors including communication services, information technology, and consumer discretionary, which outperformed the broader market and was underweight the materials and real estate sectors, which lagged. Also, positive stock selection in the information technology sector, highlighted by chipmaker NVIDIA Corp., helped relative performance.

Sector allocation and security selection decisions in the fixed income portion of the Portfolio helped relative performance. Specifically, overweight allocations to non-agency mortgages and commercial mortgage-backed securities, as well as an underweight to U.S. Treasuries were additive. Security selection within investment-grade corporates also contributed. Further, yield curve positioning helped performance during the period.

Conversely, there were three notable areas of the equity Portfolio that detracted from relative performance. Stock selection in the consumer discretionary and industrials sectors, highlighted by Nike, Inc. and Deere & Co. respectively, hurt performance. Also, Lam Research Corp. and KLA Corp., suppliers of wafer fabrication equipment, suffered from a weaker memory semiconductor market and growing concerns over potential restrictions on semiconductor equipment sales to China.

Transamerica Janus Balanced VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,912	$9,700	$10,210
2/28/2015	$10,228	$10,257	$10,114
3/31/2015	$10,132	$10,095	$10,161
4/30/2015	$10,191	$10,192	$10,124
5/31/2015	$10,235	$10,323	$10,100
6/30/2015	$10,051	$10,123	$9,990
7/31/2015	$10,162	$10,335	$10,059
8/31/2015	$9,783	$9,712	$10,045
9/30/2015	$9,623	$9,471	$10,113
10/31/2015	$10,125	$10,270	$10,114
11/30/2015	$10,141	$10,301	$10,088
12/31/2015	$10,034	$10,138	$10,055
1/31/2016	$9,646	$9,635	$10,193
2/29/2016	$9,623	$9,622	$10,266
3/31/2016	$9,965	$10,275	$10,360
4/30/2016	$9,965	$10,315	$10,400
5/31/2016	$10,034	$10,500	$10,402
6/30/2016	$10,003	$10,527	$10,589
7/31/2016	$10,308	$10,915	$10,656
8/31/2016	$10,250	$10,931	$10,644
9/30/2016	$10,227	$10,933	$10,638
10/31/2016	$10,134	$10,733	$10,556
11/30/2016	$10,367	$11,131	$10,307
12/31/2016	$10,468	$11,351	$10,321
1/31/2017	$10,709	$11,566	$10,341
2/28/2017	$11,004	$12,025	$10,411
3/31/2017	$10,950	$12,039	$10,405
4/30/2017	$11,095	$12,163	$10,486
5/31/2017	$11,251	$12,334	$10,566
6/30/2017	$11,290	$12,411	$10,556
7/31/2017	$11,476	$12,666	$10,601
8/31/2017	$11,523	$12,705	$10,696
9/30/2017	$11,697	$12,967	$10,645
10/31/2017	$11,903	$13,270	$10,652
11/30/2017	$12,149	$13,677	$10,638
12/31/2017	$12,252	$13,829	$10,687
1/31/2018	$12,673	$14,621	$10,564
2/28/2018	$12,450	$14,082	$10,464
3/31/2018	$12,332	$13,724	$10,531
4/30/2018	$12,300	$13,777	$10,452
5/31/2018	$12,601	$14,108	$10,527
6/30/2018	$12,601	$14,195	$10,514
7/31/2018	$12,879	$14,724	$10,516
8/31/2018	$13,179	$15,203	$10,584
9/30/2018	$13,188	$15,290	$10,516
10/31/2018	$12,667	$14,245	$10,433
11/30/2018	$12,857	$14,535	$10,495
12/31/2018	$12,279	$13,223	$10,688
1/31/2019	$12,816	$14,282	$10,801
2/28/2019	$13,138	$14,741	$10,795
3/31/2019	$13,320	$15,027	$11,002
4/30/2019	$13,691	$15,636	$11,005
5/31/2019	$13,270	$14,642	$11,201
6/30/2019	$13,848	$15,674	$11,341
7/31/2019	$14,046	$15,899	$11,366
8/31/2019	$14,148	$15,648	$11,661
9/30/2019	$14,253	$15,940	$11,599
10/31/2019	$14,376	$16,286	$11,634
11/30/2019	$14,736	$16,877	$11,628
12/31/2019	$14,991	$17,386	$11,620
1/31/2020	$15,148	$17,379	$11,843
2/29/2020	$14,473	$15,949	$12,056
3/31/2020	$13,244	$13,979	$11,985
4/30/2020	$14,244	$15,771	$12,198
5/31/2020	$14,718	$16,522	$12,255
6/30/2020	$15,026	$16,850	$12,332
7/31/2020	$15,596	$17,801	$12,517
8/31/2020	$16,369	$19,080	$12,416
9/30/2020	$16,062	$18,355	$12,409
10/31/2020	$15,709	$17,867	$12,353
11/30/2020	$16,769	$19,823	$12,475
12/31/2020	$17,178	$20,585	$12,492
1/31/2021	$16,927	$20,377	$12,402
2/28/2021	$17,122	$20,939	$12,223
3/31/2021	$17,401	$21,856	$12,071
4/30/2021	$18,061	$23,022	$12,166
5/31/2021	$18,107	$23,183	$12,206
6/30/2021	$18,516	$23,724	$12,291
7/31/2021	$18,953	$24,288	$12,429
8/31/2021	$19,238	$25,026	$12,405
9/30/2021	$18,570	$23,863	$12,298
10/31/2021	$19,405	$25,534	$12,294
11/30/2021	$19,385	$25,357	$12,331
12/31/2021	$19,876	$26,494	$12,299
1/31/2022	$19,002	$25,123	$12,034
2/28/2022	$18,600	$24,371	$11,900
3/31/2022	$18,649	$25,276	$11,569
4/30/2022	$17,352	$23,071	$11,130
5/31/2022	$17,313	$23,114	$11,202
6/30/2022	$16,459	$21,206	$11,026
7/31/2022	$17,500	$23,161	$11,296
8/31/2022	$16,912	$22,217	$10,977
9/30/2022	$15,716	$20,170	$10,502
10/31/2022	$16,325	$21,804	$10,366
11/30/2022	$17,126	$23,022	$10,748
12/31/2022	$16,596	$21,696	$10,699
1/31/2023	$17,329	$23,059	$11,028
2/28/2023	$16,957	$22,496	$10,743
3/31/2023	$17,419	$23,322	$11,016
4/30/2023	$17,679	$23,686	$11,083
5/31/2023	$17,555	$23,789	$10,962
6/30/2023	$18,096	$25,361	$10,923
7/31/2023	$18,435	$26,176	$10,915
8/31/2023	$18,217	$25,759	$10,846
9/30/2023	$17,511	$24,531	$10,570
10/31/2023	$17,228	$24,015	$10,403
11/30/2023	$18,406	$26,208	$10,874
12/31/2023	$19,124	$27,399	$11,291
1/31/2024	$19,466	$27,859	$11,260
2/29/2024	$20,031	$29,347	$11,100
3/31/2024	$20,443	$30,291	$11,203
4/30/2024	$19,748	$29,054	$10,920
5/31/2024	$20,431	$30,494	$11,105
6/30/2024	$21,067	$31,589	$11,210
7/31/2024	$21,102	$31,973	$11,472
8/31/2024	$21,592	$32,749	$11,637
9/30/2024	$21,961	$33,448	$11,793
10/31/2024	$21,654	$33,145	$11,500
11/30/2024	$22,453	$35,090	$11,622
12/31/2024	$22,022	$34,254	$11,432

Average Annual Total Returns

IXFJ1	1 Year	5 Years	10 Years
Initial Class	15.16%	8.00%	8.21%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$911,551,893
Number of Portfolio Holdings	717
Portfolio Turnover Rate	67%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,521,538

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.8%
U.S. Government Agency Obligations	10.5
Corporate Debt Securities	10.4
U.S. Government Obligations	6.1
Mortgage-Backed Securities	5.9
Asset-Backed Securities	5.6
Repurchase Agreements	1.6
Loan Assignments	0.7
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Janus Balanced VP

Initial Class

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	5.1%
Microsoft Corp.	5.0
Apple, Inc.	3.6
Amazon.com, Inc.	3.0
U.S. Treasury Bonds, 4.25%, 08/15/2054	3.0
Alphabet, Inc., Class C	2.7
Mastercard, Inc., Class A	2.3
U.S. Treasury Bonds, 4.63%, 11/15/2044	2.3
Meta Platforms, Inc., Class A	2.1
American Express Co.	1.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Janus Balanced VP

Initial Class

Annual Shareholder Report

Transamerica Janus Balanced VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Janus Balanced VP (the "Portfolio") seeks long-term capital growth, consistent with preservation of capital and balanced by current income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$106	0.99%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio outperformed its secondary blended benchmark, consisting of the S&P 500® Index (55%) and the Bloomberg US Aggregate Bond Index (45%), during the fiscal year ended December 31, 2024.

Asset allocation positioning was beneficial to relative performance, with an overweight to equities versus the blended benchmark, and a corresponding underweight to fixed income, aiding results as equities outgained bonds. The sub-adviser, Janus Henderson Investors US LLC, entered the year with approximately 60% in equities and 40% in fixed income and closed the year with roughly the same allocation. During the period, the portfolio managers modestly trimmed the equity allocation as stocks appreciated following strong market rallies.

The equity and fixed income sleeves of the Portfolio each outperformed their respective asset class benchmarks to contribute to overall relative performance.

The Portfolio’s equity allocation was well positioned from a sector perspective given the market environment. Notably, the Portfolio was overweight “growthier” sectors including communication services, information technology, and consumer discretionary, which outperformed the broader market and was underweight the materials and real estate sectors, which lagged. Also, positive stock selection in the information technology sector, highlighted by chipmaker NVIDIA Corp., helped relative performance.

Sector allocation and security selection decisions in the fixed income portion of the Portfolio helped relative performance. Specifically, overweight allocations to non-agency mortgages and commercial mortgage-backed securities, as well as an underweight to U.S. Treasuries were additive. Security selection within investment-grade corporates also contributed. Further, yield curve positioning helped performance during the period.

Conversely, there were three notable areas of the equity Portfolio that detracted from relative performance. Stock selection in the consumer discretionary and industrials sectors, highlighted by Nike, Inc. and Deere & Co. respectively, hurt performance. Also, Lam Research Corp. and KLA Corp., suppliers of wafer fabrication equipment, suffered from a weaker memory semiconductor market and growing concerns over potential restrictions on semiconductor equipment sales to China.

Transamerica Janus Balanced VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,918	$9,700	$10,210
2/28/2015	$10,223	$10,257	$10,114
3/31/2015	$10,126	$10,095	$10,161
4/30/2015	$10,186	$10,192	$10,124
5/31/2015	$10,230	$10,323	$10,100
6/30/2015	$10,045	$10,123	$9,990
7/31/2015	$10,149	$10,335	$10,059
8/31/2015	$9,774	$9,712	$10,045
9/30/2015	$9,605	$9,471	$10,113
10/31/2015	$10,112	$10,270	$10,114
11/30/2015	$10,120	$10,301	$10,088
12/31/2015	$10,012	$10,138	$10,055
1/31/2016	$9,628	$9,635	$10,193
2/29/2016	$9,605	$9,622	$10,266
3/31/2016	$9,943	$10,275	$10,360
4/30/2016	$9,935	$10,315	$10,400
5/31/2016	$10,005	$10,500	$10,402
6/30/2016	$9,974	$10,527	$10,589
7/31/2016	$10,274	$10,915	$10,656
8/31/2016	$10,213	$10,931	$10,644
9/30/2016	$10,182	$10,933	$10,638
10/31/2016	$10,095	$10,733	$10,556
11/30/2016	$10,323	$11,131	$10,307
12/31/2016	$10,425	$11,351	$10,321
1/31/2017	$10,652	$11,566	$10,341
2/28/2017	$10,950	$12,025	$10,411
3/31/2017	$10,895	$12,039	$10,405
4/30/2017	$11,035	$12,163	$10,486
5/31/2017	$11,184	$12,334	$10,566
6/30/2017	$11,231	$12,411	$10,556
7/31/2017	$11,411	$12,666	$10,601
8/31/2017	$11,459	$12,705	$10,696
9/30/2017	$11,626	$12,967	$10,645
10/31/2017	$11,826	$13,270	$10,652
11/30/2017	$12,065	$13,677	$10,638
12/31/2017	$12,169	$13,829	$10,687
1/31/2018	$12,584	$14,621	$10,564
2/28/2018	$12,360	$14,082	$10,464
3/31/2018	$12,233	$13,724	$10,531
4/30/2018	$12,201	$13,777	$10,452
5/31/2018	$12,496	$14,108	$10,527
6/30/2018	$12,496	$14,195	$10,514
7/31/2018	$12,775	$14,724	$10,516
8/31/2018	$13,065	$15,203	$10,584
9/30/2018	$13,074	$15,290	$10,516
10/31/2018	$12,551	$14,245	$10,433
11/30/2018	$12,733	$14,535	$10,495
12/31/2018	$12,161	$13,223	$10,688
1/31/2019	$12,692	$14,282	$10,801
2/28/2019	$13,007	$14,741	$10,795
3/31/2019	$13,181	$15,027	$11,002
4/30/2019	$13,555	$15,636	$11,005
5/31/2019	$13,132	$14,642	$11,201
6/30/2019	$13,696	$15,674	$11,341
7/31/2019	$13,895	$15,899	$11,366
8/31/2019	$13,990	$15,648	$11,661
9/30/2019	$14,096	$15,940	$11,599
10/31/2019	$14,210	$16,286	$11,634
11/30/2019	$14,562	$16,877	$11,628
12/31/2019	$14,809	$17,386	$11,620
1/31/2020	$14,967	$17,379	$11,843
2/29/2020	$14,298	$15,949	$12,056
3/31/2020	$13,083	$13,979	$11,985
4/30/2020	$14,061	$15,771	$12,198
5/31/2020	$14,527	$16,522	$12,255
6/30/2020	$14,827	$16,850	$12,332
7/31/2020	$15,381	$17,801	$12,517
8/31/2020	$16,146	$19,080	$12,416
9/30/2020	$15,839	$18,355	$12,409
10/31/2020	$15,485	$17,867	$12,353
11/30/2020	$16,537	$19,823	$12,475
12/31/2020	$16,928	$20,585	$12,492
1/31/2021	$16,677	$20,377	$12,402
2/28/2021	$16,863	$20,939	$12,223
3/31/2021	$17,133	$21,856	$12,071
4/30/2021	$17,785	$23,022	$12,166
5/31/2021	$17,832	$23,183	$12,206
6/30/2021	$18,223	$23,724	$12,291
7/31/2021	$18,660	$24,288	$12,429
8/31/2021	$18,923	$25,026	$12,405
9/30/2021	$18,265	$23,863	$12,298
10/31/2021	$19,081	$25,534	$12,294
11/30/2021	$19,061	$25,357	$12,331
12/31/2021	$19,542	$26,494	$12,299
1/31/2022	$18,678	$25,123	$12,034
2/28/2022	$18,275	$24,371	$11,900
3/31/2022	$18,324	$25,276	$11,569
4/30/2022	$17,047	$23,071	$11,130
5/31/2022	$17,007	$23,114	$11,202
6/30/2022	$16,163	$21,206	$11,026
7/31/2022	$17,175	$23,161	$11,296
8/31/2022	$16,593	$22,217	$10,977
9/30/2022	$15,420	$20,170	$10,502
10/31/2022	$16,018	$21,804	$10,366
11/30/2022	$16,796	$23,022	$10,748
12/31/2022	$16,266	$21,696	$10,699
1/31/2023	$16,988	$23,059	$11,028
2/28/2023	$16,627	$22,496	$10,743
3/31/2023	$17,067	$23,322	$11,016
4/30/2023	$17,326	$23,686	$11,083
5/31/2023	$17,202	$23,789	$10,962
6/30/2023	$17,721	$25,361	$10,923
7/31/2023	$18,048	$26,176	$10,915
8/31/2023	$17,827	$25,759	$10,846
9/30/2023	$17,133	$24,531	$10,570
10/31/2023	$16,863	$24,015	$10,403
11/30/2023	$18,003	$26,208	$10,874
12/31/2023	$18,708	$27,399	$11,291
1/31/2024	$19,037	$27,859	$11,260
2/29/2024	$19,589	$29,347	$11,100
3/31/2024	$19,989	$30,291	$11,203
4/30/2024	$19,307	$29,054	$10,920
5/31/2024	$19,965	$30,494	$11,105
6/30/2024	$20,588	$31,589	$11,210
7/31/2024	$20,612	$31,973	$11,472
8/31/2024	$21,095	$32,749	$11,637
9/30/2024	$21,438	$33,448	$11,793
10/31/2024	$21,132	$33,145	$11,500
11/30/2024	$21,915	$35,090	$11,622
12/31/2024	$21,487	$34,254	$11,432

Average Annual Total Returns

IXFJ2	1 Year	5 Years	10 Years
Service Class	14.85%	7.73%	7.95%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$911,551,893
Number of Portfolio Holdings	717
Portfolio Turnover Rate	67%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,521,538

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.8%
U.S. Government Agency Obligations	10.5
Corporate Debt Securities	10.4
U.S. Government Obligations	6.1
Mortgage-Backed Securities	5.9
Asset-Backed Securities	5.6
Repurchase Agreements	1.6
Loan Assignments	0.7
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Janus Balanced VP

Service Class

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	5.1%
Microsoft Corp.	5.0
Apple, Inc.	3.6
Amazon.com, Inc.	3.0
U.S. Treasury Bonds, 4.25%, 08/15/2054	3.0
Alphabet, Inc., Class C	2.7
Mastercard, Inc., Class A	2.3
U.S. Treasury Bonds, 4.63%, 11/15/2044	2.3
Meta Platforms, Inc., Class A	2.1
American Express Co.	1.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Janus Balanced VP

Service Class

Annual Shareholder Report

Transamerica Janus Mid-Cap Growth VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Janus Mid-Cap Growth VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$90	0.84%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the Russell MidCap® Growth Index, a benchmark of the Portfolio.

The Portfolio’s relative performance was hindered by the Portfolio’s lack of exposure to a number of high-flying stocks that were strong drivers of index returns. These stocks were the beneficiaries of speculative risk-taking that often showed little regard for the quality of business models or valuation.

Relative detractors among Portfolio holdings included Teleflex, Inc., which supplies medical devices used in diagnostic and surgical applications. The company faced earnings headwinds for its core product Urolift, a treatment for benign prostate hyperplasia. Teleflex, Inc. suffered another setback after losing a key customer for its outsourced manufacturing business. The Portfolio remains invested in Teleflex, Inc. because of our confidence in its management team and innovative product portfolio.

WEX, Inc., another detractor, issues credit cards that manage fleet fuel costs. Returns from this business were weaker than anticipated, as fewer fleet miles driven in the third quarter resulted in lower fuel surcharges. The company’s cloud-based corporate travel business also faced uncertainty after a contract renegotiation with a large customer resulted in near-term earnings headwinds. We continue to like the company for its diversified business model and strong competitive position.

GoDaddy, Inc., a positive contributor, has used its position as a leading registrar of website domain names to sell other value-added services, such as website design and digital payments support. The company migrated to a new platform that incorporates artificial intelligence (“AI”) to improve the customer experience. This enabled GoDaddy, Inc. to sell more comprehensive packages of services, resulting in accelerating revenue growth and higher margins.

Flex Ltd., another contributor, provides outsourced contract design, manufacturing, and engineering services. Following a management change several years ago, Flex Ltd. invested in end markets, such as healthcare and alternative energy that offered higher profit margins and longer product cycles. The company is also gaining attention as a supplier of computer server racks, which could see increased demand as data centers retool to support AI workloads.

Transamerica Janus Mid-Cap Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Russell Midcap® Growth Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,899	$9,722	$9,832
2/28/2015	$10,535	$10,285	$10,508
3/31/2015	$10,304	$10,180	$10,538
4/30/2015	$10,366	$10,226	$10,464
5/31/2015	$10,276	$10,368	$10,588
6/30/2015	$10,178	$10,194	$10,418
7/31/2015	$10,273	$10,365	$10,586
8/31/2015	$9,463	$9,739	$9,970
9/30/2015	$9,041	$9,455	$9,585
10/31/2015	$9,195	$10,202	$10,189
11/30/2015	$9,487	$10,258	$10,211
12/31/2015	$9,497	$10,048	$9,980
1/31/2016	$8,334	$9,481	$9,225
2/29/2016	$8,123	$9,478	$9,369
3/31/2016	$8,676	$10,145	$10,038
4/30/2016	$8,710	$10,208	$10,032
5/31/2016	$8,830	$10,391	$10,196
6/30/2016	$8,743	$10,412	$10,195
7/31/2016	$9,162	$10,825	$10,700
8/31/2016	$9,259	$10,853	$10,668
9/30/2016	$9,288	$10,870	$10,663
10/31/2016	$8,912	$10,635	$10,230
11/30/2016	$9,292	$11,111	$10,674
12/31/2016	$9,303	$11,327	$10,711
1/31/2017	$9,668	$11,541	$11,068
2/28/2017	$9,908	$11,970	$11,387
3/31/2017	$10,011	$11,978	$11,450
4/30/2017	$10,180	$12,105	$11,620
5/31/2017	$10,523	$12,229	$11,897
6/30/2017	$10,700	$12,339	$11,932
7/31/2017	$10,822	$12,572	$12,132
8/31/2017	$11,032	$12,596	$12,217
9/30/2017	$11,678	$13,185	$12,914
10/31/2017	$11,942	$13,585	$13,346
12/31/2017	$12,001	$13,721	$13,418
1/31/2018	$12,804	$14,444	$14,177
2/28/2018	$12,551	$13,912	$13,732
3/31/2018	$12,678	$13,633	$13,710
4/30/2018	$12,358	$13,684	$13,580
5/31/2018	$12,982	$14,071	$14,088
6/30/2018	$12,934	$14,163	$14,143
7/31/2018	$13,343	$14,633	$14,446
8/31/2018	$13,883	$15,147	$15,279
9/30/2018	$13,825	$15,172	$15,214
10/31/2018	$12,650	$14,055	$13,707
11/30/2018	$12,995	$14,336	$14,056
12/31/2018	$11,855	$13,002	$12,780
1/31/2019	$13,100	$14,118	$14,249
2/28/2019	$13,995	$14,614	$15,085
3/31/2019	$14,046	$14,828	$15,288
4/30/2019	$14,670	$15,420	$15,976
5/31/2019	$14,100	$14,422	$15,057
6/30/2019	$15,069	$15,435	$16,114
7/31/2019	$15,321	$15,664	$16,490
8/31/2019	$15,040	$15,345	$16,190
9/30/2019	$15,237	$15,614	$16,005
10/31/2019	$15,204	$15,950	$16,302
11/30/2019	$15,867	$16,557	$17,113
12/31/2019	$16,207	$17,035	$17,314
1/31/2020	$16,273	$17,016	$17,476
2/29/2020	$14,921	$15,623	$16,271
3/31/2020	$12,035	$13,475	$13,844
4/30/2020	$13,812	$15,259	$16,012
5/31/2020	$14,913	$16,075	$17,620
6/30/2020	$14,946	$16,443	$18,033
7/31/2020	$15,822	$17,376	$19,474
8/31/2020	$16,516	$18,635	$20,004
9/30/2020	$16,088	$17,957	$19,724
10/31/2020	$16,052	$17,569	$19,748
11/30/2020	$18,329	$19,707	$22,400
12/31/2020	$19,320	$20,593	$23,475
1/31/2021	$18,730	$20,501	$23,397
2/28/2021	$19,761	$21,142	$23,796
3/31/2021	$20,244	$21,900	$23,342
4/30/2021	$21,136	$23,029	$24,654
5/31/2021	$21,016	$23,134	$24,277
6/30/2021	$21,150	$23,705	$25,927
7/31/2021	$21,743	$24,105	$26,194
8/31/2021	$21,985	$24,793	$27,039
9/30/2021	$21,394	$23,681	$25,730
10/31/2021	$22,219	$25,282	$27,534
11/30/2021	$21,527	$24,897	$26,370
12/31/2021	$22,662	$25,877	$26,463
1/31/2022	$21,150	$24,355	$23,048
2/28/2022	$20,987	$23,741	$22,768
3/31/2022	$21,069	$24,512	$23,134
4/30/2022	$19,343	$22,312	$20,529
5/31/2022	$19,572	$22,282	$19,734
6/30/2022	$18,005	$20,418	$18,259
7/31/2022	$19,690	$22,333	$20,494
8/31/2022	$18,946	$21,500	$19,822
9/30/2022	$17,223	$19,506	$18,140
10/31/2022	$18,688	$21,106	$19,566
11/30/2022	$19,732	$22,208	$20,630
12/31/2022	$18,874	$20,907	$19,392
1/31/2023	$20,656	$22,347	$21,084
2/28/2023	$20,392	$21,825	$20,876
3/31/2023	$20,470	$22,408	$21,163
4/30/2023	$20,068	$22,647	$20,857
5/31/2023	$19,774	$22,735	$20,870
6/30/2023	$21,250	$24,288	$22,483
7/31/2023	$21,808	$25,158	$23,163
8/31/2023	$21,077	$24,673	$22,399
9/30/2023	$20,151	$23,497	$21,308
10/31/2023	$18,523	$22,875	$20,221
11/30/2023	$20,477	$25,008	$22,688
12/31/2023	$22,090	$26,334	$24,408
1/31/2024	$22,199	$26,626	$24,276
2/29/2024	$23,523	$28,067	$26,102
3/31/2024	$23,957	$28,973	$26,726
4/30/2024	$22,792	$27,698	$25,174
5/31/2024	$23,429	$29,006	$25,442
6/30/2024	$23,241	$29,904	$25,867
7/31/2024	$24,601	$30,460	$26,024
8/31/2024	$25,360	$31,123	$26,670
9/30/2024	$25,560	$31,767	$27,559
10/31/2024	$24,984	$31,534	$28,040
11/30/2024	$26,789	$33,632	$31,778
12/31/2024	$25,268	$32,604	$29,803

Average Annual Total Returns

IBPD1	1 Year	5 Years	10 Years
Initial Class	14.39%	9.29%	9.71%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell Midcap® Growth IndexFootnote Reference(b)	22.10%	11.47%	11.54%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$918,292,748
Number of Portfolio Holdings	78
Portfolio Turnover Rate	14%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,408,437

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	25.7%
Industrials	24.4
Health Care	16.7
Financials	13.2
Consumer Discretionary	7.0
Utilities	4.5
Communication Services	3.0
Real Estate	1.6
Materials	1.3
Consumer Staples	0.5
Repurchase Agreements	2.2
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Janus Mid-Cap Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

Constellation Software, Inc.	4.7%
GoDaddy, Inc., Class A	4.2
SS&C Technologies Holdings, Inc.	3.2
Boston Scientific Corp.	3.1
Intact Financial Corp.	2.9
Flex Ltd.	2.6
AppLovin Corp., Class A	2.5
Teleflex, Inc.	2.4
Liberty Media Corp. - Liberty Formula One, Class C	2.3
WEX, Inc.	2.3

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Annual Operating Expenses Changes:

  Effective November 1, 2024, Transamerica Asset Management, Inc. reduced its management fee for the Portfolio.

  Effective November 1, 2024, the Janus Henderson Investors US LLC the sub-adviser to the Portfolio changed its fee schedule to reflect adjusted sub-advisory fees and breakpoints.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Janus Mid-Cap Growth VP

Initial Class

Annual Shareholder Report

Transamerica Janus Mid-Cap Growth VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Janus Mid-Cap Growth VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$117	1.09%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the Russell MidCap® Growth Index, a benchmark of the Portfolio.

The Portfolio’s relative performance was hindered by the Portfolio’s lack of exposure to a number of high-flying stocks that were strong drivers of index returns. These stocks were the beneficiaries of speculative risk-taking that often showed little regard for the quality of business models or valuation.

Relative detractors among Portfolio holdings included Teleflex, Inc., which supplies medical devices used in diagnostic and surgical applications. The company faced earnings headwinds for its core product Urolift, a treatment for benign prostate hyperplasia. Teleflex, Inc. suffered another setback after losing a key customer for its outsourced manufacturing business. The Portfolio remains invested in Teleflex, Inc. because of our confidence in its management team and innovative product portfolio.

WEX, Inc., another detractor, issues credit cards that manage fleet fuel costs. Returns from this business were weaker than anticipated, as fewer fleet miles driven in the third quarter resulted in lower fuel surcharges. The company’s cloud-based corporate travel business also faced uncertainty after a contract renegotiation with a large customer resulted in near-term earnings headwinds. We continue to like the company for its diversified business model and strong competitive position.

GoDaddy, Inc., a positive contributor, has used its position as a leading registrar of website domain names to sell other value-added services, such as website design and digital payments support. The company migrated to a new platform that incorporates artificial intelligence (“AI”) to improve the customer experience. This enabled GoDaddy, Inc. to sell more comprehensive packages of services, resulting in accelerating revenue growth and higher margins.

Flex Ltd., another contributor, provides outsourced contract design, manufacturing, and engineering services. Following a management change several years ago, Flex Ltd. invested in end markets, such as healthcare and alternative energy that offered higher profit margins and longer product cycles. The company is also gaining attention as a supplier of computer server racks, which could see increased demand as data centers retool to support AI workloads.

Transamerica Janus Mid-Cap Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell Midcap® Growth Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,899	$9,722	$9,832
2/28/2015	$10,535	$10,285	$10,508
3/31/2015	$10,298	$10,180	$10,538
4/30/2015	$10,361	$10,226	$10,464
5/31/2015	$10,269	$10,368	$10,588
6/30/2015	$10,168	$10,194	$10,418
7/31/2015	$10,260	$10,365	$10,586
8/31/2015	$9,450	$9,739	$9,970
9/30/2015	$9,025	$9,455	$9,585
10/31/2015	$9,177	$10,202	$10,189
11/30/2015	$9,467	$10,258	$10,211
12/31/2015	$9,474	$10,048	$9,980
1/31/2016	$8,314	$9,481	$9,225
2/29/2016	$8,103	$9,478	$9,369
3/31/2016	$8,652	$10,145	$10,038
4/30/2016	$8,683	$10,208	$10,032
5/31/2016	$8,801	$10,391	$10,196
6/30/2016	$8,711	$10,412	$10,195
7/31/2016	$9,129	$10,825	$10,700
8/31/2016	$9,221	$10,853	$10,668
9/30/2016	$9,252	$10,870	$10,663
10/31/2016	$8,870	$10,635	$10,230
11/30/2016	$9,252	$11,111	$10,674
12/31/2016	$9,256	$11,327	$10,711
1/31/2017	$9,622	$11,541	$11,068
2/28/2017	$9,854	$11,970	$11,387
3/31/2017	$9,957	$11,978	$11,450
4/30/2017	$10,125	$12,105	$11,620
5/31/2017	$10,461	$12,229	$11,897
6/30/2017	$10,636	$12,339	$11,932
7/31/2017	$10,754	$12,572	$12,132
8/31/2017	$10,959	$12,596	$12,217
9/30/2017	$11,597	$13,185	$12,914
10/31/2017	$11,858	$13,585	$13,346
12/31/2017	$11,915	$13,721	$13,418
1/31/2018	$12,706	$14,444	$14,177
2/28/2018	$12,457	$13,912	$13,732
3/31/2018	$12,576	$13,633	$13,710
4/30/2018	$12,261	$13,684	$13,580
5/31/2018	$12,875	$14,071	$14,088
6/30/2018	$12,825	$14,163	$14,143
7/31/2018	$13,229	$14,633	$14,446
8/31/2018	$13,760	$15,147	$15,279
9/30/2018	$13,699	$15,172	$15,214
10/31/2018	$12,532	$14,055	$13,707
11/30/2018	$12,873	$14,336	$14,056
12/31/2018	$11,742	$13,002	$12,780
1/31/2019	$12,969	$14,118	$14,249
2/28/2019	$13,852	$14,614	$15,085
3/31/2019	$13,900	$14,828	$15,288
4/30/2019	$14,514	$15,420	$15,976
5/31/2019	$13,948	$14,422	$15,057
6/30/2019	$14,903	$15,435	$16,114
7/31/2019	$15,152	$15,664	$16,490
8/31/2019	$14,870	$15,345	$16,190
9/30/2019	$15,061	$15,614	$16,005
10/31/2019	$15,022	$15,950	$16,302
11/30/2019	$15,676	$16,557	$17,113
12/31/2019	$16,007	$17,035	$17,314
1/31/2020	$16,071	$17,016	$17,476
2/29/2020	$14,734	$15,623	$16,271
3/31/2020	$11,881	$13,475	$13,844
4/30/2020	$13,630	$15,259	$16,012
5/31/2020	$14,717	$16,075	$17,620
6/30/2020	$14,742	$16,443	$18,033
7/31/2020	$15,608	$17,376	$19,474
8/31/2020	$16,287	$18,635	$20,004
9/30/2020	$15,860	$17,957	$19,724
10/31/2020	$15,823	$17,569	$19,748
11/30/2020	$18,064	$19,707	$22,400
12/31/2020	$19,038	$20,593	$23,475
1/31/2021	$18,453	$20,501	$23,397
2/28/2021	$19,465	$21,142	$23,796
3/31/2021	$19,933	$21,900	$23,342
4/30/2021	$20,810	$23,029	$24,654
5/31/2021	$20,685	$23,134	$24,277
6/30/2021	$20,814	$23,705	$25,927
7/31/2021	$21,394	$24,105	$26,194
8/31/2021	$21,623	$24,793	$27,039
9/30/2021	$21,044	$23,681	$25,730
10/31/2021	$21,847	$25,282	$27,534
11/30/2021	$21,161	$24,897	$26,370
12/31/2021	$22,272	$25,877	$26,463
1/31/2022	$20,788	$24,355	$23,048
2/28/2022	$20,618	$23,741	$22,768
3/31/2022	$20,698	$24,512	$23,134
4/30/2022	$19,001	$22,312	$20,529
5/31/2022	$19,219	$22,282	$19,734
6/30/2022	$17,676	$20,418	$18,259
7/31/2022	$19,325	$22,333	$20,494
8/31/2022	$18,590	$21,500	$19,822
9/30/2022	$16,895	$19,506	$18,140
10/31/2022	$18,329	$21,106	$19,566
11/30/2022	$19,351	$22,208	$20,630
12/31/2022	$18,501	$20,907	$19,392
1/31/2023	$20,246	$22,347	$21,084
2/28/2023	$19,986	$21,825	$20,876
3/31/2023	$20,062	$22,408	$21,163
4/30/2023	$19,662	$22,647	$20,857
5/31/2023	$19,370	$22,735	$20,870
6/30/2023	$20,811	$24,288	$22,483
7/31/2023	$21,357	$25,158	$23,163
8/31/2023	$20,629	$24,673	$22,399
9/30/2023	$19,726	$23,497	$21,308
10/31/2023	$18,123	$22,875	$20,221
11/30/2023	$20,029	$25,008	$22,688
12/31/2023	$21,609	$26,334	$24,408
1/31/2024	$21,702	$26,626	$24,276
2/29/2024	$22,994	$28,067	$26,102
3/31/2024	$23,414	$28,973	$26,726
4/30/2024	$22,270	$27,698	$25,174
5/31/2024	$22,893	$29,006	$25,442
6/30/2024	$22,706	$29,904	$25,867
7/31/2024	$24,029	$30,460	$26,024
8/31/2024	$24,756	$31,123	$26,670
9/30/2024	$24,947	$31,767	$27,559
10/31/2024	$24,383	$31,534	$28,040
11/30/2024	$26,143	$33,632	$31,778
12/31/2024	$24,648	$32,604	$29,803

Average Annual Total Returns

IBPD2	1 Year	5 Years	10 Years
Service Class	14.07%	9.02%	9.44%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell Midcap® Growth IndexFootnote Reference(b)	22.10%	11.47%	11.54%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$918,292,748
Number of Portfolio Holdings	78
Portfolio Turnover Rate	14%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,408,437

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	25.7%
Industrials	24.4
Health Care	16.7
Financials	13.2
Consumer Discretionary	7.0
Utilities	4.5
Communication Services	3.0
Real Estate	1.6
Materials	1.3
Consumer Staples	0.5
Repurchase Agreements	2.2
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Janus Mid-Cap Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

Constellation Software, Inc.	4.7%
GoDaddy, Inc., Class A	4.2
SS&C Technologies Holdings, Inc.	3.2
Boston Scientific Corp.	3.1
Intact Financial Corp.	2.9
Flex Ltd.	2.6
AppLovin Corp., Class A	2.5
Teleflex, Inc.	2.4
Liberty Media Corp. - Liberty Formula One, Class C	2.3
WEX, Inc.	2.3

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Annual Operating Expenses Changes:

  Effective November 1, 2024, Transamerica Asset Management, Inc. reduced its management fee for the Portfolio.

  Effective November 1, 2024, the Janus Henderson Investors US LLC the sub-adviser to the Portfolio changed its fee schedule to reflect adjusted sub-advisory fees and breakpoints.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Janus Mid-Cap Growth VP

Service Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Conservative VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Conservative VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$17	0.17%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, was the biggest detractor during the fiscal year ended December 31, 2024. Manager selection and tactical asset allocation also detracted. The strategic asset allocation contributed. The Portfolio entered the fiscal year with approximately 40% of the Portfolio allocated to equities. By April 2024, amidst concerns about U.S. economic overheating, rate cuts, and associated volatility, the Portfolio briefly de-risked U.S. large cap, mid cap, and Canadian equities. At the beginning of August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio de-risked U.S. large cap and mid cap equities, non-US equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with approximately 42% in equities. The Portfolio ended the year with approximately 48% allocated to equities due to tactical asset allocation decisions.

Transamerica JPMorgan Asset Allocation - Conservative VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,072	$10,210	$9,722
2/28/2015	$10,244	$10,114	$10,285
3/31/2015	$10,281	$10,161	$10,180
4/30/2015	$10,163	$10,124	$10,226
5/31/2015	$10,208	$10,100	$10,368
6/30/2015	$10,109	$9,990	$10,194
7/31/2015	$10,190	$10,059	$10,365
8/31/2015	$9,882	$10,045	$9,739
9/30/2015	$9,756	$10,113	$9,455
10/31/2015	$9,949	$10,114	$10,202
11/30/2015	$9,930	$10,088	$10,258
12/31/2015	$9,804	$10,055	$10,048
1/31/2016	$9,611	$10,193	$9,481
2/29/2016	$9,621	$10,266	$9,478
3/31/2016	$9,853	$10,360	$10,145
4/30/2016	$9,949	$10,400	$10,208
5/31/2016	$10,007	$10,402	$10,391
6/30/2016	$10,075	$10,589	$10,412
7/31/2016	$10,278	$10,656	$10,825
8/31/2016	$10,318	$10,644	$10,853
9/30/2016	$10,338	$10,638	$10,870
10/31/2016	$10,217	$10,556	$10,635
11/30/2016	$10,157	$10,307	$11,111
12/31/2016	$10,258	$10,321	$11,327
1/31/2017	$10,399	$10,341	$11,541
2/28/2017	$10,560	$10,411	$11,970
3/31/2017	$10,620	$10,405	$11,978
4/30/2017	$10,751	$10,486	$12,105
5/31/2017	$10,892	$10,566	$12,229
6/30/2017	$10,933	$10,556	$12,339
7/31/2017	$11,104	$10,601	$12,572
8/31/2017	$11,153	$10,696	$12,596
9/30/2017	$11,247	$10,645	$12,903
10/31/2017	$11,362	$10,652	$13,185
11/30/2017	$11,467	$10,638	$13,585
12/31/2017	$11,571	$10,687	$13,721
1/31/2018	$11,833	$10,564	$14,444
2/28/2018	$11,509	$10,464	$13,912
3/31/2018	$11,446	$10,531	$13,633
4/30/2018	$11,404	$10,452	$13,684
5/31/2018	$11,488	$10,527	$14,071
6/30/2018	$11,435	$10,514	$14,163
7/31/2018	$11,561	$10,516	$14,633
8/31/2018	$11,723	$10,584	$15,147
9/30/2018	$11,667	$10,516	$15,172
10/31/2018	$11,256	$10,433	$14,055
11/30/2018	$11,322	$10,495	$14,336
12/31/2018	$11,111	$10,688	$13,002
1/31/2019	$11,389	$10,801	$14,118
2/28/2019	$11,467	$10,795	$14,614
3/31/2019	$11,634	$11,002	$14,828
4/30/2019	$11,845	$11,005	$15,420
5/31/2019	$11,578	$11,201	$14,422
6/30/2019	$11,979	$11,341	$15,435
7/31/2019	$11,990	$11,366	$15,664
8/31/2019	$12,050	$11,661	$15,345
9/30/2019	$12,121	$11,599	$15,614
10/31/2019	$12,300	$11,634	$15,950
11/30/2019	$12,430	$11,628	$16,557
12/31/2019	$12,656	$11,620	$17,035
1/31/2020	$12,668	$11,843	$17,016
2/29/2020	$12,371	$12,056	$15,623
3/31/2020	$11,552	$11,985	$13,475
4/30/2020	$11,943	$12,198	$15,259
5/31/2020	$12,276	$12,255	$16,075
6/30/2020	$12,549	$12,332	$16,443
7/31/2020	$12,917	$12,517	$17,376
8/31/2020	$13,184	$12,416	$18,635
9/30/2020	$12,984	$12,409	$17,957
10/31/2020	$12,884	$12,353	$17,569
11/30/2020	$13,745	$12,475	$19,707
12/31/2020	$14,107	$12,492	$20,593
1/31/2021	$14,095	$12,402	$20,501
2/28/2021	$14,120	$12,223	$21,142
3/31/2021	$14,170	$12,071	$21,900
4/30/2021	$14,507	$12,166	$23,029
5/31/2021	$14,619	$12,206	$23,134
6/30/2021	$14,769	$12,291	$23,705
7/31/2021	$14,881	$12,429	$24,105
8/31/2021	$15,005	$12,405	$24,793
9/30/2021	$14,628	$12,298	$23,681
10/31/2021	$15,005	$12,294	$25,282
11/30/2021	$14,771	$12,331	$24,897
12/31/2021	$14,940	$12,299	$25,877
1/31/2022	$14,433	$12,034	$24,355
2/28/2022	$14,225	$11,900	$23,741
3/31/2022	$14,069	$11,569	$24,512
4/30/2022	$13,433	$11,130	$22,312
5/31/2022	$13,316	$11,202	$22,282
6/30/2022	$12,874	$11,026	$20,418
7/31/2022	$13,056	$11,296	$22,333
8/31/2022	$12,815	$10,977	$21,500
9/30/2022	$12,354	$10,502	$19,506
10/31/2022	$12,385	$10,366	$21,106
11/30/2022	$12,692	$10,748	$22,208
12/31/2022	$12,646	$10,699	$20,907
1/31/2023	$13,060	$11,028	$22,347
2/28/2023	$12,676	$10,743	$21,825
3/31/2023	$12,937	$11,016	$22,408
4/30/2023	$12,999	$11,083	$22,647
5/31/2023	$12,815	$10,962	$22,735
6/30/2023	$13,029	$10,923	$24,288
7/31/2023	$13,168	$10,915	$25,158
8/31/2023	$12,941	$10,846	$24,673
9/30/2023	$12,438	$10,570	$23,497
10/31/2023	$12,140	$10,403	$22,875
11/30/2023	$12,878	$10,874	$25,008
12/31/2023	$13,537	$11,291	$26,334
1/31/2024	$13,522	$11,260	$26,626
2/29/2024	$13,663	$11,100	$28,067
3/31/2024	$13,930	$11,203	$28,973
4/30/2024	$13,459	$10,920	$27,698
5/31/2024	$13,773	$11,105	$29,006
6/30/2024	$13,961	$11,210	$29,904
7/31/2024	$14,181	$11,472	$30,460
8/31/2024	$14,408	$11,637	$31,123
9/30/2024	$14,632	$11,793	$31,767
10/31/2024	$14,264	$11,500	$31,534
11/30/2024	$14,632	$11,622	$33,632
12/31/2024	$14,312	$11,432	$32,604

Average Annual Total Returns

IBPS1	1 Year	5 Years	10 Years
Initial Class	5.72%	2.49%	3.65%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Russell 3000®IndexFootnote Reference(b)	23.81%	13.86%	12.55%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$769,079,950
Number of Portfolio Holdings	21
Portfolio Turnover Rate	16%
Total Advisory Fees Paid (net of waivers and reimbursements)	$999,050

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	36.3%
U.S. Equity Funds	26.7
International Mixed Allocation Funds	23.7
International Equity Funds	9.8
U.S. Government Obligation	1.9
International Alternative Fund	1.1
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Conservative VP

Initial Class

Top Holdings (Percentage of Net Assets)

Transamerica Aegon Bond VP, Initial Class	23.7%
Transamerica Core Bond, Class I2	21.1
Transamerica WMC US Growth VP, Initial Class	13.4
Transamerica High Yield Bond, Class I2	8.4
Transamerica Large Cap Value, Class I2	8.0
Transamerica Long Credit, Class I2	5.6
Transamerica JPMorgan Enhanced Index VP, Initial Class	5.1
Transamerica International Focus, Class I2	3.0
Transamerica International Equity, Class I2	2.5
Transamerica International Small Cap Value, Class I2	2.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Conservative VP

Initial Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Conservative VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Conservative VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$43	0.42%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, was the biggest detractor during the fiscal year ended December 31, 2024. Manager selection and tactical asset allocation also detracted. The strategic asset allocation contributed. The Portfolio entered the fiscal year with approximately 40% of the Portfolio allocated to equities. By April 2024, amidst concerns about U.S. economic overheating, rate cuts, and associated volatility, the Portfolio briefly de-risked U.S. large cap, mid cap, and Canadian equities. At the beginning of August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio de-risked U.S. large cap and mid cap equities, non-US equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with approximately 42% in equities. The Portfolio ended the year with approximately 48% allocated to equities due to tactical asset allocation decisions.

Transamerica JPMorgan Asset Allocation - Conservative VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,073	$10,210	$9,722
2/28/2015	$10,238	$10,114	$10,285
3/31/2015	$10,274	$10,161	$10,180
4/30/2015	$10,155	$10,124	$10,226
5/31/2015	$10,192	$10,100	$10,368
6/30/2015	$10,101	$9,990	$10,194
7/31/2015	$10,174	$10,059	$10,365
8/31/2015	$9,863	$10,045	$9,739
9/30/2015	$9,737	$10,113	$9,455
10/31/2015	$9,922	$10,114	$10,202
11/30/2015	$9,902	$10,088	$10,258
12/31/2015	$9,786	$10,055	$10,048
1/31/2016	$9,581	$10,193	$9,481
2/29/2016	$9,591	$10,266	$9,478
3/31/2016	$9,825	$10,360	$10,145
4/30/2016	$9,922	$10,400	$10,208
5/31/2016	$9,971	$10,402	$10,391
6/30/2016	$10,029	$10,589	$10,412
7/31/2016	$10,233	$10,656	$10,825
8/31/2016	$10,278	$10,644	$10,853
9/30/2016	$10,288	$10,638	$10,870
10/31/2016	$10,176	$10,556	$10,635
11/30/2016	$10,105	$10,307	$11,111
12/31/2016	$10,207	$10,321	$11,327
1/31/2017	$10,339	$10,341	$11,541
2/28/2017	$10,501	$10,411	$11,970
3/31/2017	$10,551	$10,405	$11,978
4/30/2017	$10,693	$10,486	$12,105
5/31/2017	$10,825	$10,566	$12,229
6/30/2017	$10,866	$10,556	$12,339
7/31/2017	$11,028	$10,601	$12,572
8/31/2017	$11,080	$10,696	$12,596
9/30/2017	$11,174	$10,645	$12,903
10/31/2017	$11,279	$10,652	$13,185
11/30/2017	$11,384	$10,638	$13,585
12/31/2017	$11,489	$10,687	$13,721
1/31/2018	$11,741	$10,564	$14,444
2/28/2018	$11,416	$10,464	$13,912
3/31/2018	$11,353	$10,531	$13,633
4/30/2018	$11,311	$10,452	$13,684
5/31/2018	$11,395	$10,527	$14,071
6/30/2018	$11,332	$10,514	$14,163
7/31/2018	$11,458	$10,516	$14,633
8/31/2018	$11,610	$10,584	$15,147
9/30/2018	$11,555	$10,516	$15,172
10/31/2018	$11,142	$10,433	$14,055
11/30/2018	$11,209	$10,495	$14,336
12/31/2018	$10,997	$10,688	$13,002
1/31/2019	$11,265	$10,801	$14,118
2/28/2019	$11,354	$10,795	$14,614
3/31/2019	$11,510	$11,002	$14,828
4/30/2019	$11,711	$11,005	$15,420
5/31/2019	$11,443	$11,201	$14,422
6/30/2019	$11,844	$11,341	$15,435
7/31/2019	$11,855	$11,366	$15,664
8/31/2019	$11,918	$11,661	$15,345
9/30/2019	$11,977	$11,599	$15,614
10/31/2019	$12,143	$11,634	$15,950
11/30/2019	$12,274	$11,628	$16,557
12/31/2019	$12,487	$11,620	$17,035
1/31/2020	$12,511	$11,843	$17,016
2/29/2020	$12,214	$12,056	$15,623
3/31/2020	$11,407	$11,985	$13,475
4/30/2020	$11,787	$12,198	$15,259
5/31/2020	$12,108	$12,255	$16,075
6/30/2020	$12,381	$12,332	$16,443
7/31/2020	$12,737	$12,517	$17,376
8/31/2020	$12,995	$12,416	$18,635
9/30/2020	$12,795	$12,409	$17,957
10/31/2020	$12,696	$12,353	$17,569
11/30/2020	$13,543	$12,475	$19,707
12/31/2020	$13,892	$12,492	$20,593
1/31/2021	$13,879	$12,402	$20,501
2/28/2021	$13,904	$12,223	$21,142
3/31/2021	$13,954	$12,071	$21,900
4/30/2021	$14,278	$12,166	$23,029
5/31/2021	$14,390	$12,206	$23,134
6/30/2021	$14,527	$12,291	$23,705
7/31/2021	$14,639	$12,429	$24,105
8/31/2021	$14,751	$12,405	$24,793
9/30/2021	$14,389	$12,298	$23,681
10/31/2021	$14,751	$12,294	$25,282
11/30/2021	$14,518	$12,331	$24,897
12/31/2021	$14,673	$12,299	$25,877
1/31/2022	$14,182	$12,034	$24,355
2/28/2022	$13,975	$11,900	$23,741
3/31/2022	$13,819	$11,569	$24,512
4/30/2022	$13,185	$11,130	$22,312
5/31/2022	$13,069	$11,202	$22,282
6/30/2022	$12,642	$11,026	$20,418
7/31/2022	$12,810	$11,296	$22,333
8/31/2022	$12,567	$10,977	$21,500
9/30/2022	$12,124	$10,502	$19,506
10/31/2022	$12,139	$10,366	$21,106
11/30/2022	$12,445	$10,748	$22,208
12/31/2022	$12,384	$10,699	$20,907
1/31/2023	$12,796	$11,028	$22,347
2/28/2023	$12,429	$10,743	$21,825
3/31/2023	$12,674	$11,016	$22,408
4/30/2023	$12,735	$11,083	$22,647
5/31/2023	$12,552	$10,962	$22,735
6/30/2023	$12,765	$10,923	$24,288
7/31/2023	$12,887	$10,915	$25,158
8/31/2023	$12,668	$10,846	$24,673
9/30/2023	$12,170	$10,570	$23,497
10/31/2023	$11,874	$10,403	$22,875
11/30/2023	$12,590	$10,874	$25,008
12/31/2023	$13,229	$11,291	$26,334
1/31/2024	$13,229	$11,260	$26,626
2/29/2024	$13,354	$11,100	$28,067
3/31/2024	$13,619	$11,203	$28,973
4/30/2024	$13,136	$10,920	$27,698
5/31/2024	$13,447	$11,105	$29,006
6/30/2024	$13,634	$11,210	$29,904
7/31/2024	$13,853	$11,472	$30,460
8/31/2024	$14,054	$11,637	$31,123
9/30/2024	$14,277	$11,793	$31,767
10/31/2024	$13,912	$11,500	$31,534
11/30/2024	$14,277	$11,622	$33,632
12/31/2024	$13,959	$11,432	$32,604

Average Annual Total Returns

IBPS2	1 Year	5 Years	10 Years
Service Class	5.52%	2.25%	3.39%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Russell 3000®IndexFootnote Reference(b)	23.81%	13.86%	12.55%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$769,079,950
Number of Portfolio Holdings	21
Portfolio Turnover Rate	16%
Total Advisory Fees Paid (net of waivers and reimbursements)	$999,050

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	36.3%
U.S. Equity Funds	26.7
International Mixed Allocation Funds	23.7
International Equity Funds	9.8
U.S. Government Obligation	1.9
International Alternative Fund	1.1
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Conservative VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica Aegon Bond VP, Initial Class	23.7%
Transamerica Core Bond, Class I2	21.1
Transamerica WMC US Growth VP, Initial Class	13.4
Transamerica High Yield Bond, Class I2	8.4
Transamerica Large Cap Value, Class I2	8.0
Transamerica Long Credit, Class I2	5.6
Transamerica JPMorgan Enhanced Index VP, Initial Class	5.1
Transamerica International Focus, Class I2	3.0
Transamerica International Equity, Class I2	2.5
Transamerica International Small Cap Value, Class I2	2.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Conservative VP

Service Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Growth VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Growth VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$17	0.16%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The foundation of the Portfolio is a globally diversified, asset allocation Portfolio. Portfolio allocations are adjusted based on tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the strategic asset allocation.

During the fiscal year ended December 31, 2024, the strategic asset allocation detracted from performance. U.S. equity index returns were driven by very strong returns in a small group of very large technology stocks in the fiscal year. Although our diversified equity holdings such as small and midcap U.S. equity funds and value-oriented funds had positive returns overall in the fiscal year, they underperformed their mega cap overweighted equity benchmarks for the Portfolio. Tactical asset allocation decisions contributed to returns during the fiscal year.

Transamerica JPMorgan Asset Allocation - Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

#ERROR:A result could not be returned because the conditional could not be evaluated to a True/False value (#ERROR:Invalid Formula (#=="TAM_WIL5000_T"), 'Multiple values from an iterator cannot be used in a formula unless they are aggregrated.')
	Initial Class	Russell 3000® Index	FT Wilshire 5000 Full Cap Index℠
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,877	$9,722	$9,729
2/28/2015	$10,485	$10,285	$10,283
3/31/2015	$10,494	$10,180	$10,177
4/30/2015	$10,467	$10,226	$10,228
5/31/2015	$10,556	$10,368	$10,355
6/30/2015	$10,379	$10,194	$10,177
7/31/2015	$10,494	$10,365	$10,346
8/31/2015	$9,825	$9,739	$9,725
9/30/2015	$9,466	$9,455	$9,422
10/31/2015	$10,004	$10,202	$10,150
11/30/2015	$10,031	$10,258	$10,189
12/31/2015	$9,807	$10,048	$9,977
1/31/2016	$9,197	$9,481	$9,402
2/29/2016	$9,134	$9,478	$9,397
3/31/2016	$9,690	$10,145	$10,058
4/30/2016	$9,789	$10,208	$10,143
5/31/2016	$9,933	$10,391	$10,319
6/30/2016	$9,816	$10,412	$10,345
7/31/2016	$10,265	$10,825	$10,756
8/31/2016	$10,302	$10,853	$10,789
9/30/2016	$10,320	$10,870	$10,814
10/31/2016	$10,100	$10,635	$10,584
11/30/2016	$10,201	$11,111	$11,064
12/31/2016	$10,403	$11,327	$11,277
1/31/2017	$10,650	$11,541	$11,499
2/28/2017	$10,953	$11,970	$11,906
3/31/2017	$11,109	$11,978	$11,921
4/30/2017	$11,347	$12,105	$12,052
5/31/2017	$11,576	$12,229	$12,167
6/30/2017	$11,668	$12,339	$12,275
7/31/2017	$12,007	$12,572	$12,509
8/31/2017	$12,005	$12,596	$12,528
9/30/2017	$12,290	$12,903	$12,828
10/31/2017	$12,547	$13,185	$13,097
11/30/2017	$12,794	$13,585	$13,490
12/31/2017	$12,965	$13,721	$13,645
1/31/2018	$13,765	$14,444	$14,376
2/28/2018	$13,146	$13,912	$13,836
3/31/2018	$12,927	$13,633	$13,549
4/30/2018	$13,004	$13,684	$13,621
5/31/2018	$13,184	$14,071	$14,004
6/30/2018	$13,080	$14,163	$14,106
7/31/2018	$13,384	$14,633	$14,568
8/31/2018	$13,672	$15,147	$15,089
9/30/2018	$13,661	$15,172	$15,101
10/31/2018	$12,510	$14,055	$13,980
11/30/2018	$12,645	$14,336	$14,248
12/31/2018	$11,618	$13,002	$12,923
1/31/2019	$12,593	$14,118	$14,066
2/28/2019	$12,894	$14,614	$14,556
3/31/2019	$13,049	$14,828	$14,762
4/30/2019	$13,506	$15,420	$15,355
5/31/2019	$12,541	$14,422	$14,357
6/30/2019	$13,381	$15,435	$15,342
7/31/2019	$13,412	$15,664	$15,569
8/31/2019	$13,045	$15,345	$15,218
9/30/2019	$13,348	$15,614	$15,458
10/31/2019	$13,722	$15,950	$15,780
11/30/2019	$14,119	$16,557	$16,364
12/31/2019	$14,644	$17,035	$16,831
1/31/2020	$14,434	$17,016	$16,827
2/29/2020	$13,290	$15,623	$15,468
3/31/2020	$11,211	$13,475	$13,324
4/30/2020	$12,519	$15,259	$15,123
5/31/2020	$13,465	$16,075	$15,962
6/30/2020	$13,990	$16,443	$16,347
7/31/2020	$14,843	$17,376	$17,277
8/31/2020	$15,808	$18,635	$18,558
9/30/2020	$15,293	$17,957	$17,891
10/31/2020	$14,984	$17,569	$17,517
11/30/2020	$17,289	$19,707	$19,693
12/31/2020	$18,267	$20,593	$20,564
1/31/2021	$18,383	$20,501	$20,552
2/28/2021	$19,001	$21,142	$21,161
3/31/2021	$19,451	$21,900	$21,832
4/30/2021	$20,365	$23,029	$22,963
5/31/2021	$20,623	$23,134	$23,047
6/30/2021	$20,932	$23,705	$23,673
7/31/2021	$21,048	$24,105	$24,006
8/31/2021	$21,507	$24,793	$24,708
9/30/2021	$20,546	$23,681	$23,613
10/31/2021	$21,785	$25,282	$25,184
11/30/2021	$21,075	$24,897	$24,771
12/31/2021	$21,855	$25,877	$25,606
1/31/2022	$20,533	$24,355	$24,016
2/28/2022	$19,990	$23,741	$23,438
3/31/2022	$20,059	$24,512	$24,183
4/30/2022	$18,375	$22,312	$21,940
5/31/2022	$18,319	$22,282	$21,842
6/30/2022	$16,816	$20,418	$19,998
7/31/2022	$17,735	$22,333	$21,915
8/31/2022	$17,075	$21,500	$21,120
9/30/2022	$15,627	$19,506	$19,158
10/31/2022	$16,656	$21,106	$20,711
11/30/2022	$17,647	$22,208	$21,745
12/31/2022	$16,923	$20,907	$20,445
1/31/2023	$18,104	$22,347	$21,891
2/28/2023	$17,495	$21,825	$21,379
3/31/2023	$17,895	$22,408	$21,956
4/30/2023	$18,047	$22,647	$22,167
5/31/2023	$17,780	$22,735	$22,281
6/30/2023	$18,905	$24,288	$23,826
7/31/2023	$19,553	$25,158	$24,683
8/31/2023	$19,028	$24,673	$24,211
9/30/2023	$18,222	$23,497	$23,052
10/31/2023	$17,633	$22,875	$22,419
11/30/2023	$19,186	$25,008	$24,496
12/31/2023	$20,365	$26,334	$25,811
1/31/2024	$20,444	$26,626	$26,069
2/29/2024	$21,564	$28,067	$27,486
3/31/2024	$22,291	$28,973	$28,376
4/30/2024	$21,387	$27,698	$27,142
5/31/2024	$22,272	$29,006	$28,421
6/30/2024	$22,704	$29,904	$29,310
7/31/2024	$23,078	$30,460	$29,861
8/31/2024	$23,598	$31,123	$30,511
9/30/2024	$24,065	$31,767	$31,163
10/31/2024	$23,476	$31,534	$30,954
11/30/2024	$24,511	$33,632	$33,060
12/31/2024	$23,699	$32,604	$32,052

Average Annual Total Returns

IBPW1	1 Year	5 Years	10 Years
Initial Class	16.37%	10.11%	9.01%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
FT Wilshire 5000 Full Cap Index℠Footnote Reference(b)	24.18%	13.75%	12.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	FT Wilshire 5000 Full Cap Index℠ measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,052,362,526
Number of Portfolio Holdings	17
Portfolio Turnover Rate	23%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,280,144

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	66.7%
International Equity Funds	20.5
U.S. Fixed Income Funds	9.8
U.S. Government Obligation	2.1
Repurchase Agreements	0.8
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	35.9%
Transamerica WMC US Growth VP, Initial Class	15.7
Transamerica Large Cap Value, Class I2	11.6
Transamerica International Focus, Class I2	7.3
Transamerica Aegon High Yield Bond VP, Initial Class	7.0
Transamerica International Equity, Class I2	6.3
Transamerica International Small Cap Value, Class I2	4.6
Transamerica Floating Rate, Class I2	2.8
U.S. Treasury Notes, 4.25%, 01/31/2026	2.1
Transamerica BlackRock Real Estate Securities VP, Initial Class	1.9

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Growth VP

Initial Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Growth VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Growth VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$44	0.41%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The foundation of the Portfolio is a globally diversified, asset allocation Portfolio. Portfolio allocations are adjusted based on tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the strategic asset allocation.

During the fiscal year ended December 31, 2024, the strategic asset allocation detracted from performance. U.S. equity index returns were driven by very strong returns in a small group of very large technology stocks in the fiscal year. Although our diversified equity holdings such as small and midcap U.S. equity funds and value-oriented funds had positive returns overall in the fiscal year, they underperformed their mega cap overweighted equity benchmarks for the Portfolio. Tactical asset allocation decisions contributed to returns during the fiscal year.

Transamerica JPMorgan Asset Allocation - Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

#ERROR:A result could not be returned because the conditional could not be evaluated to a True/False value (#ERROR:Invalid Formula (#=="TAM_WIL5000_T"), 'Multiple values from an iterator cannot be used in a formula unless they are aggregrated.')
	Service Class	Russell 3000® Index	FT Wilshire 5000 Full Cap Index℠
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,875	$9,722	$9,729
2/28/2015	$10,489	$10,285	$10,283
3/31/2015	$10,498	$10,180	$10,177
4/30/2015	$10,463	$10,226	$10,228
5/31/2015	$10,552	$10,368	$10,355
6/30/2015	$10,374	$10,194	$10,177
7/31/2015	$10,480	$10,365	$10,346
8/31/2015	$9,815	$9,739	$9,725
9/30/2015	$9,454	$9,455	$9,422
10/31/2015	$9,987	$10,202	$10,150
11/30/2015	$10,014	$10,258	$10,189
12/31/2015	$9,788	$10,048	$9,977
1/31/2016	$9,174	$9,481	$9,402
2/29/2016	$9,120	$9,478	$9,397
3/31/2016	$9,671	$10,145	$10,058
4/30/2016	$9,761	$10,208	$10,143
5/31/2016	$9,906	$10,391	$10,319
6/30/2016	$9,788	$10,412	$10,345
7/31/2016	$10,231	$10,825	$10,756
8/31/2016	$10,257	$10,853	$10,789
9/30/2016	$10,284	$10,870	$10,814
10/31/2016	$10,064	$10,635	$10,584
11/30/2016	$10,165	$11,111	$11,064
12/31/2016	$10,358	$11,327	$11,277
1/31/2017	$10,606	$11,541	$11,499
2/28/2017	$10,901	$11,970	$11,906
3/31/2017	$11,057	$11,978	$11,921
4/30/2017	$11,287	$12,105	$12,052
5/31/2017	$11,517	$12,229	$12,167
6/30/2017	$11,609	$12,339	$12,275
7/31/2017	$11,940	$12,572	$12,509
8/31/2017	$11,930	$12,596	$12,528
9/30/2017	$12,215	$12,903	$12,828
10/31/2017	$12,463	$13,185	$13,097
11/30/2017	$12,711	$13,585	$13,490
12/31/2017	$12,882	$13,721	$13,645
1/31/2018	$13,673	$14,444	$14,376
2/28/2018	$13,054	$13,912	$13,836
3/31/2018	$12,835	$13,633	$13,549
4/30/2018	$12,901	$13,684	$13,621
5/31/2018	$13,083	$14,071	$14,004
6/30/2018	$12,968	$14,163	$14,106
7/31/2018	$13,273	$14,633	$14,568
8/31/2018	$13,557	$15,147	$15,089
9/30/2018	$13,537	$15,172	$15,101
10/31/2018	$12,396	$14,055	$13,980
11/30/2018	$12,520	$14,336	$14,248
12/31/2018	$11,504	$13,002	$12,923
1/31/2019	$12,479	$14,118	$14,066
2/28/2019	$12,769	$14,614	$14,556
3/31/2019	$12,925	$14,828	$14,762
4/30/2019	$13,371	$15,420	$15,355
5/31/2019	$12,416	$14,422	$14,357
6/30/2019	$13,236	$15,435	$15,342
7/31/2019	$13,267	$15,664	$15,569
8/31/2019	$12,905	$15,345	$15,218
9/30/2019	$13,208	$15,614	$15,458
10/31/2019	$13,569	$15,950	$15,780
11/30/2019	$13,954	$16,557	$16,364
12/31/2019	$14,479	$17,035	$16,831
1/31/2020	$14,257	$17,016	$16,827
2/29/2020	$13,126	$15,623	$15,468
3/31/2020	$11,075	$13,475	$13,324
4/30/2020	$12,357	$15,259	$15,123
5/31/2020	$13,290	$16,075	$15,962
6/30/2020	$13,802	$16,443	$16,347
7/31/2020	$14,642	$17,376	$17,277
8/31/2020	$15,593	$18,635	$18,558
9/30/2020	$15,079	$17,957	$17,891
10/31/2020	$14,771	$17,569	$17,517
11/30/2020	$17,056	$19,707	$19,693
12/31/2020	$18,005	$20,593	$20,564
1/31/2021	$18,121	$20,501	$20,552
2/28/2021	$18,724	$21,142	$21,161
3/31/2021	$19,160	$21,900	$21,832
4/30/2021	$20,059	$23,029	$22,963
5/31/2021	$20,315	$23,134	$23,047
6/30/2021	$20,611	$23,705	$23,673
7/31/2021	$20,713	$24,105	$24,006
8/31/2021	$21,157	$24,793	$24,708
9/30/2021	$20,214	$23,681	$23,613
10/31/2021	$21,434	$25,282	$25,184
11/30/2021	$20,727	$24,897	$24,771
12/31/2021	$21,489	$25,877	$25,606
1/31/2022	$20,186	$24,355	$24,016
2/28/2022	$19,659	$23,741	$23,438
3/31/2022	$19,715	$24,512	$24,183
4/30/2022	$18,051	$22,312	$21,940
5/31/2022	$17,996	$22,282	$21,842
6/30/2022	$16,512	$20,418	$19,998
7/31/2022	$17,413	$22,333	$21,915
8/31/2022	$16,755	$21,500	$21,120
9/30/2022	$15,330	$19,506	$19,158
10/31/2022	$16,337	$21,106	$20,711
11/30/2022	$17,325	$22,208	$21,745
12/31/2022	$16,603	$20,907	$20,445
1/31/2023	$17,743	$22,347	$21,891
2/28/2023	$17,154	$21,825	$21,379
3/31/2023	$17,534	$22,408	$21,956
4/30/2023	$17,686	$22,647	$22,167
5/31/2023	$17,420	$22,735	$22,281
6/30/2023	$18,522	$24,288	$23,826
7/31/2023	$19,149	$25,158	$24,683
8/31/2023	$18,634	$24,673	$24,211
9/30/2023	$17,832	$23,497	$23,052
10/31/2023	$17,246	$22,875	$22,419
11/30/2023	$18,790	$25,008	$24,496
12/31/2023	$19,924	$26,334	$25,811
1/31/2024	$20,003	$26,626	$26,069
2/29/2024	$21,078	$28,067	$27,486
3/31/2024	$21,801	$28,973	$28,376
4/30/2024	$20,902	$27,698	$27,142
5/31/2024	$21,762	$29,006	$28,421
6/30/2024	$22,193	$29,904	$29,310
7/31/2024	$22,544	$30,460	$29,861
8/31/2024	$23,051	$31,123	$30,511
9/30/2024	$23,494	$31,767	$31,163
10/31/2024	$22,930	$31,534	$30,954
11/30/2024	$23,938	$33,632	$33,060
12/31/2024	$23,132	$32,604	$32,052

Average Annual Total Returns

IBPW2	1 Year	5 Years	10 Years
Service Class	16.10%	9.82%	8.75%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
FT Wilshire 5000 Full Cap Index℠Footnote Reference(b)	24.18%	13.75%	12.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	FT Wilshire 5000 Full Cap Index℠ measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,052,362,526
Number of Portfolio Holdings	17
Portfolio Turnover Rate	23%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,280,144

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	66.7%
International Equity Funds	20.5
U.S. Fixed Income Funds	9.8
U.S. Government Obligation	2.1
Repurchase Agreements	0.8
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	35.9%
Transamerica WMC US Growth VP, Initial Class	15.7
Transamerica Large Cap Value, Class I2	11.6
Transamerica International Focus, Class I2	7.3
Transamerica Aegon High Yield Bond VP, Initial Class	7.0
Transamerica International Equity, Class I2	6.3
Transamerica International Small Cap Value, Class I2	4.6
Transamerica Floating Rate, Class I2	2.8
U.S. Treasury Notes, 4.25%, 01/31/2026	2.1
Transamerica BlackRock Real Estate Securities VP, Initial Class	1.9

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Growth VP

Service Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$17	0.16%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio’s strategic asset allocation contributed positively during the fiscal year ended December 31, 2024, while manager selection was the largest detractor over the fiscal year. The application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, and tactical asset allocation decisions also detracted. The Portfolio entered the fiscal year with approximately 75% of the Portfolio allocated to equities. By the beginning of August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio briefly de-risked U.S. large cap and mid cap equities, non-US equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with about 77% in equities. The Portfolio ended the year with approximately 84% in equities due to tactical asset allocation decisions.

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

#ERROR:A result could not be returned because the conditional could not be evaluated to a True/False value (#ERROR:Invalid Formula (#=="TAM_WIL5000_T"), 'Multiple values from an iterator cannot be used in a formula unless they are aggregrated.')
	Initial Class	Russell 3000® Index	FT Wilshire 5000 Full Cap Index℠
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,008	$9,722	$9,729
2/28/2015	$10,424	$10,285	$10,283
3/31/2015	$10,455	$10,180	$10,177
4/30/2015	$10,377	$10,226	$10,228
5/31/2015	$10,455	$10,368	$10,355
6/30/2015	$10,314	$10,194	$10,177
7/31/2015	$10,408	$10,365	$10,346
8/31/2015	$9,875	$9,739	$9,725
9/30/2015	$9,572	$9,455	$9,422
10/31/2015	$9,957	$10,202	$10,150
11/30/2015	$9,957	$10,258	$10,189
12/31/2015	$9,777	$10,048	$9,977
1/31/2016	$9,368	$9,481	$9,402
2/29/2016	$9,368	$9,478	$9,397
3/31/2016	$9,760	$10,145	$10,058
4/30/2016	$9,867	$10,208	$10,143
5/31/2016	$9,981	$10,391	$10,319
6/30/2016	$9,948	$10,412	$10,345
7/31/2016	$10,292	$10,825	$10,756
8/31/2016	$10,346	$10,853	$10,789
9/30/2016	$10,364	$10,870	$10,814
10/31/2016	$10,188	$10,635	$10,584
11/30/2016	$10,240	$11,111	$11,064
12/31/2016	$10,417	$11,327	$11,277
1/31/2017	$10,619	$11,541	$11,499
2/28/2017	$10,866	$11,970	$11,906
3/31/2017	$10,981	$11,978	$11,921
4/30/2017	$11,166	$12,105	$12,052
5/31/2017	$11,351	$12,229	$12,167
6/30/2017	$11,421	$12,339	$12,275
7/31/2017	$11,677	$12,572	$12,509
8/31/2017	$11,697	$12,596	$12,528
9/30/2017	$11,910	$12,903	$12,828
10/31/2017	$12,105	$13,185	$13,097
11/30/2017	$12,319	$13,585	$13,490
12/31/2017	$12,476	$13,721	$13,645
1/31/2018	$13,052	$14,444	$14,376
2/28/2018	$12,541	$13,912	$13,836
3/31/2018	$12,384	$13,633	$13,549
4/30/2018	$12,393	$13,684	$13,621
5/31/2018	$12,532	$14,071	$14,004
6/30/2018	$12,467	$14,163	$14,106
7/31/2018	$12,708	$14,633	$14,568
8/31/2018	$12,941	$15,147	$15,089
9/30/2018	$12,911	$15,172	$15,101
10/31/2018	$12,093	$14,055	$13,980
11/30/2018	$12,203	$14,336	$14,248
12/31/2018	$11,594	$13,002	$12,923
1/31/2019	$12,173	$14,118	$14,066
2/28/2019	$12,343	$14,614	$14,556
3/31/2019	$12,512	$14,828	$14,762
4/30/2019	$12,882	$15,420	$15,355
5/31/2019	$12,213	$14,422	$14,357
6/30/2019	$12,882	$15,435	$15,342
7/31/2019	$12,892	$15,664	$15,569
8/31/2019	$12,740	$15,345	$15,218
9/30/2019	$12,953	$15,614	$15,458
10/31/2019	$13,232	$15,950	$15,780
11/30/2019	$13,512	$16,557	$16,364
12/31/2019	$13,914	$17,035	$16,831
1/31/2020	$13,803	$17,016	$16,827
2/29/2020	$13,042	$15,623	$15,468
3/31/2020	$11,845	$13,475	$13,324
4/30/2020	$12,550	$15,259	$15,123
5/31/2020	$13,098	$16,075	$15,962
6/30/2020	$13,378	$16,443	$16,347
7/31/2020	$13,859	$17,376	$17,277
8/31/2020	$14,398	$18,635	$18,558
9/30/2020	$14,061	$17,957	$17,891
10/31/2020	$13,820	$17,569	$17,517
11/30/2020	$15,373	$19,707	$19,693
12/31/2020	$16,011	$20,593	$20,564
1/31/2021	$16,011	$20,501	$20,552
2/28/2021	$16,312	$21,142	$21,161
3/31/2021	$16,613	$21,900	$21,832
4/30/2021	$17,239	$23,029	$22,963
5/31/2021	$17,419	$23,134	$23,047
6/30/2021	$17,612	$23,705	$23,673
7/31/2021	$17,756	$24,105	$24,006
8/31/2021	$18,042	$24,793	$24,708
9/30/2021	$17,387	$23,681	$23,613
10/31/2021	$18,181	$25,282	$25,184
11/30/2021	$17,740	$24,897	$24,771
12/31/2021	$18,244	$25,877	$25,606
1/31/2022	$17,437	$24,355	$24,016
2/28/2022	$17,071	$23,741	$23,438
3/31/2022	$17,122	$24,512	$24,183
4/30/2022	$16,050	$22,312	$21,940
5/31/2022	$15,924	$22,282	$21,842
6/30/2022	$15,079	$20,418	$19,998
7/31/2022	$15,495	$22,333	$21,915
8/31/2022	$15,157	$21,500	$21,120
9/30/2022	$14,418	$19,506	$19,158
10/31/2022	$14,842	$21,106	$20,711
11/30/2022	$15,361	$22,208	$21,745
12/31/2022	$15,078	$20,907	$20,445
1/31/2023	$15,801	$22,347	$21,891
2/28/2023	$15,314	$21,825	$21,379
3/31/2023	$15,628	$22,408	$21,956
4/30/2023	$15,723	$22,647	$22,167
5/31/2023	$15,502	$22,735	$22,281
6/30/2023	$16,116	$24,288	$23,826
7/31/2023	$16,493	$25,158	$24,683
8/31/2023	$16,080	$24,673	$24,211
9/30/2023	$15,342	$23,497	$23,052
10/31/2023	$14,905	$22,875	$22,419
11/30/2023	$16,030	$25,008	$24,496
12/31/2023	$16,920	$26,334	$25,811
1/31/2024	$16,936	$26,626	$26,069
2/29/2024	$17,473	$28,067	$27,486
3/31/2024	$17,943	$28,973	$28,376
4/30/2024	$17,272	$27,698	$27,142
5/31/2024	$17,843	$29,006	$28,421
6/30/2024	$18,111	$29,904	$29,310
7/31/2024	$18,413	$30,460	$29,861
8/31/2024	$18,772	$31,123	$30,511
9/30/2024	$19,095	$31,767	$31,163
10/31/2024	$18,636	$31,534	$30,954
11/30/2024	$19,332	$33,632	$33,060
12/31/2024	$18,789	$32,604	$32,052

Average Annual Total Returns

IBPV1	1 Year	5 Years	10 Years
Initial Class	11.05%	6.19%	6.51%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
FT Wilshire 5000 Full Cap Index℠Footnote Reference(b)	24.18%	13.75%	12.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	FT Wilshire 5000 Full Cap Index℠ measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,287,672,140
Number of Portfolio Holdings	22
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,217,311

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	50.0%
International Equity Funds	17.0
U.S. Fixed Income Funds	16.9
International Mixed Allocation Funds	12.1
U.S. Government Obligation	2.2
International Alternative Funds	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	29.8%
Transamerica Aegon Bond VP, Initial Class	12.1
Transamerica WMC US Growth VP, Initial Class	11.2
Transamerica High Yield Bond, Class I2	9.5
Transamerica Large Cap Value, Class I2	6.7
Transamerica International Focus, Class I2	5.8
Transamerica Long Credit, Class I2	5.3
Transamerica International Equity, Class I2	5.0
Transamerica International Small Cap Value, Class I2	3.8
U.S. Treasury Notes, 4.25%, 01/31/2026	2.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Initial Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$43	0.41%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio’s strategic asset allocation contributed positively during the fiscal year ended December 31, 2024, while manager selection was the largest detractor over the fiscal year. The application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, and tactical asset allocation decisions also detracted. The Portfolio entered the fiscal year with approximately 75% of the Portfolio allocated to equities. By the beginning of August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio briefly de-risked U.S. large cap and mid cap equities, non-US equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with about 77% in equities. The Portfolio ended the year with approximately 84% in equities due to tactical asset allocation decisions.

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

#ERROR:A result could not be returned because the conditional could not be evaluated to a True/False value (#ERROR:Invalid Formula (#=="TAM_WIL5000_T"), 'Multiple values from an iterator cannot be used in a formula unless they are aggregrated.')
	Service Class	Russell 3000® Index	FT Wilshire 5000 Full Cap Index℠
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,000	$9,722	$9,729
2/28/2015	$10,413	$10,285	$10,283
3/31/2015	$10,437	$10,180	$10,177
4/30/2015	$10,357	$10,226	$10,228
5/31/2015	$10,437	$10,368	$10,355
6/30/2015	$10,294	$10,194	$10,177
7/31/2015	$10,381	$10,365	$10,346
8/31/2015	$9,855	$9,739	$9,725
9/30/2015	$9,550	$9,455	$9,422
10/31/2015	$9,930	$10,202	$10,150
11/30/2015	$9,921	$10,258	$10,189
12/31/2015	$9,748	$10,048	$9,977
1/31/2016	$9,336	$9,481	$9,402
2/29/2016	$9,336	$9,478	$9,397
3/31/2016	$9,723	$10,145	$10,058
4/30/2016	$9,831	$10,208	$10,143
5/31/2016	$9,938	$10,391	$10,319
6/30/2016	$9,905	$10,412	$10,345
7/31/2016	$10,243	$10,825	$10,756
8/31/2016	$10,296	$10,853	$10,789
9/30/2016	$10,313	$10,870	$10,814
10/31/2016	$10,127	$10,635	$10,584
11/30/2016	$10,189	$11,111	$11,064
12/31/2016	$10,358	$11,327	$11,277
1/31/2017	$10,562	$11,541	$11,499
2/28/2017	$10,801	$11,970	$11,906
3/31/2017	$10,908	$11,978	$11,921
4/30/2017	$11,094	$12,105	$12,052
5/31/2017	$11,272	$12,229	$12,167
6/30/2017	$11,343	$12,339	$12,275
7/31/2017	$11,600	$12,572	$12,509
8/31/2017	$11,611	$12,596	$12,528
9/30/2017	$11,817	$12,903	$12,828
10/31/2017	$12,013	$13,185	$13,097
11/30/2017	$12,218	$13,585	$13,490
12/31/2017	$12,377	$13,721	$13,645
1/31/2018	$12,946	$14,444	$14,376
2/28/2018	$12,433	$13,912	$13,836
3/31/2018	$12,274	$13,633	$13,549
4/30/2018	$12,283	$13,684	$13,621
5/31/2018	$12,414	$14,071	$14,004
6/30/2018	$12,349	$14,163	$14,106
7/31/2018	$12,591	$14,633	$14,568
8/31/2018	$12,813	$15,147	$15,089
9/30/2018	$12,783	$15,172	$15,101
10/31/2018	$11,972	$14,055	$13,980
11/30/2018	$12,082	$14,336	$14,248
12/31/2018	$11,471	$13,002	$12,923
1/31/2019	$12,042	$14,118	$14,066
2/28/2019	$12,212	$14,614	$14,556
3/31/2019	$12,372	$14,828	$14,762
4/30/2019	$12,733	$15,420	$15,355
5/31/2019	$12,072	$14,422	$14,357
6/30/2019	$12,723	$15,435	$15,342
7/31/2019	$12,733	$15,664	$15,569
8/31/2019	$12,585	$15,345	$15,218
9/30/2019	$12,787	$15,614	$15,458
10/31/2019	$13,068	$15,950	$15,780
11/30/2019	$13,337	$16,557	$16,364
12/31/2019	$13,741	$17,035	$16,831
1/31/2020	$13,617	$17,016	$16,827
2/29/2020	$12,866	$15,623	$15,468
3/31/2020	$11,688	$13,475	$13,324
4/30/2020	$12,372	$15,259	$15,123
5/31/2020	$12,922	$16,075	$15,962
6/30/2020	$13,191	$16,443	$16,347
7/31/2020	$13,662	$17,376	$17,277
8/31/2020	$14,188	$18,635	$18,558
9/30/2020	$13,851	$17,957	$17,891
10/31/2020	$13,622	$17,569	$17,517
11/30/2020	$15,129	$19,707	$19,693
12/31/2020	$15,755	$20,593	$20,564
1/31/2021	$15,768	$20,501	$20,552
2/28/2021	$16,057	$21,142	$21,161
3/31/2021	$16,346	$21,900	$21,832
4/30/2021	$16,949	$23,029	$22,963
5/31/2021	$17,130	$23,134	$23,047
6/30/2021	$17,311	$23,705	$23,673
7/31/2021	$17,455	$24,105	$24,006
8/31/2021	$17,726	$24,793	$24,708
9/30/2021	$17,095	$23,681	$23,613
10/31/2021	$17,852	$25,282	$25,184
11/30/2021	$17,423	$24,897	$24,771
12/31/2021	$17,915	$25,877	$25,606
1/31/2022	$17,120	$24,355	$24,016
2/28/2022	$16,755	$23,741	$23,438
3/31/2022	$16,793	$24,512	$24,183
4/30/2022	$15,746	$22,312	$21,940
5/31/2022	$15,620	$22,282	$21,842
6/30/2022	$14,788	$20,418	$19,998
7/31/2022	$15,192	$22,333	$21,915
8/31/2022	$14,853	$21,500	$21,120
9/30/2022	$14,129	$19,506	$19,158
10/31/2022	$14,538	$21,106	$20,711
11/30/2022	$15,042	$22,208	$21,745
12/31/2022	$14,774	$20,907	$20,445
1/31/2023	$15,483	$22,347	$21,891
2/28/2023	$14,995	$21,825	$21,379
3/31/2023	$15,309	$22,408	$21,956
4/30/2023	$15,388	$22,647	$22,167
5/31/2023	$15,168	$22,735	$22,281
6/30/2023	$15,766	$24,288	$23,826
7/31/2023	$16,128	$25,158	$24,683
8/31/2023	$15,732	$24,673	$24,211
9/30/2023	$15,011	$23,497	$23,052
10/31/2023	$14,575	$22,875	$22,419
11/30/2023	$15,665	$25,008	$24,496
12/31/2023	$16,537	$26,334	$25,811
1/31/2024	$16,537	$26,626	$26,069
2/29/2024	$17,057	$28,067	$27,486
3/31/2024	$17,526	$28,973	$28,376
4/30/2024	$16,856	$27,698	$27,142
5/31/2024	$17,426	$29,006	$28,421
6/30/2024	$17,677	$29,904	$29,310
7/31/2024	$17,963	$30,460	$29,861
8/31/2024	$18,307	$31,123	$30,511
9/30/2024	$18,629	$31,767	$31,163
10/31/2024	$18,171	$31,534	$30,954
11/30/2024	$18,849	$33,632	$33,060
12/31/2024	$18,307	$32,604	$32,052

Average Annual Total Returns

IBPV2	1 Year	5 Years	10 Years
Service Class	10.70%	5.91%	6.23%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
FT Wilshire 5000 Full Cap Index℠Footnote Reference(b)	24.18%	13.75%	12.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	FT Wilshire 5000 Full Cap Index℠ measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,287,672,140
Number of Portfolio Holdings	22
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,217,311

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	50.0%
International Equity Funds	17.0
U.S. Fixed Income Funds	16.9
International Mixed Allocation Funds	12.1
U.S. Government Obligation	2.2
International Alternative Funds	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	29.8%
Transamerica Aegon Bond VP, Initial Class	12.1
Transamerica WMC US Growth VP, Initial Class	11.2
Transamerica High Yield Bond, Class I2	9.5
Transamerica Large Cap Value, Class I2	6.7
Transamerica International Focus, Class I2	5.8
Transamerica Long Credit, Class I2	5.3
Transamerica International Equity, Class I2	5.0
Transamerica International Small Cap Value, Class I2	3.8
U.S. Treasury Notes, 4.25%, 01/31/2026	2.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

Service Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Moderate VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Moderate VP (the "Portfolio") seeks capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$16	0.15%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Manager selection was the biggest detractor from the Portfolio’s performance during the fiscal year ended December 31, 2024. Tactical asset allocation decisions and the application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, also detracted. The strategic asset allocation contributed. The Portfolio entered the fiscal year with approximately 55% of the Portfolio allocated to equities. By August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio briefly de-risked U.S. large cap and mid cap equities, Europe, Australasia and the Far East equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with about 52% in equities. The Portfolio ended the year with 63% in equities due to tactical asset allocation decisions.

Transamerica JPMorgan Asset Allocation - Moderate VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

#ERROR:A result could not be returned because the conditional could not be evaluated to a True/False value (#ERROR:Invalid Formula (#=="TAM_WIL5000_T"), 'Multiple values from an iterator cannot be used in a formula unless they are aggregrated.')
	Initial Class	Russell 3000® Index	FT Wilshire 5000 Full Cap Index℠
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,049	$9,722	$9,729
2/28/2015	$10,337	$10,285	$10,283
3/31/2015	$10,362	$10,180	$10,177
4/30/2015	$10,271	$10,226	$10,228
5/31/2015	$10,329	$10,368	$10,355
6/30/2015	$10,181	$10,194	$10,177
7/31/2015	$10,280	$10,365	$10,346
8/31/2015	$9,856	$9,739	$9,725
9/30/2015	$9,638	$9,455	$9,422
10/31/2015	$9,925	$10,202	$10,150
11/30/2015	$9,917	$10,258	$10,189
12/31/2015	$9,777	$10,048	$9,977
1/31/2016	$9,472	$9,481	$9,402
2/29/2016	$9,472	$9,478	$9,397
3/31/2016	$9,786	$10,145	$10,058
4/30/2016	$9,882	$10,208	$10,143
5/31/2016	$9,969	$10,391	$10,319
6/30/2016	$9,986	$10,412	$10,345
7/31/2016	$10,248	$10,825	$10,756
8/31/2016	$10,303	$10,853	$10,789
9/30/2016	$10,321	$10,870	$10,814
10/31/2016	$10,175	$10,635	$10,584
11/30/2016	$10,193	$11,111	$11,064
12/31/2016	$10,321	$11,327	$11,277
1/31/2017	$10,495	$11,541	$11,499
2/28/2017	$10,705	$11,970	$11,906
3/31/2017	$10,796	$11,978	$11,921
4/30/2017	$10,952	$12,105	$12,052
5/31/2017	$11,116	$12,229	$12,167
6/30/2017	$11,180	$12,339	$12,275
7/31/2017	$11,381	$12,572	$12,509
8/31/2017	$11,421	$12,596	$12,528
9/30/2017	$11,573	$12,903	$12,828
10/31/2017	$11,735	$13,185	$13,097
11/30/2017	$11,897	$13,585	$13,490
12/31/2017	$12,021	$13,721	$13,645
1/31/2018	$12,440	$14,444	$14,376
2/28/2018	$12,030	$13,912	$13,836
3/31/2018	$11,926	$13,633	$13,549
4/30/2018	$11,916	$13,684	$13,621
5/31/2018	$12,040	$14,071	$14,004
6/30/2018	$11,973	$14,163	$14,106
7/31/2018	$12,164	$14,633	$14,568
8/31/2018	$12,362	$15,147	$15,089
9/30/2018	$12,321	$15,172	$15,101
10/31/2018	$11,710	$14,055	$13,980
11/30/2018	$11,792	$14,336	$14,248
12/31/2018	$11,405	$13,002	$12,923
1/31/2019	$11,781	$14,118	$14,066
2/28/2019	$11,914	$14,614	$14,556
3/31/2019	$12,077	$14,828	$14,762
4/30/2019	$12,372	$15,420	$15,355
5/31/2019	$11,893	$14,422	$14,357
6/30/2019	$12,443	$15,435	$15,342
7/31/2019	$12,453	$15,664	$15,569
8/31/2019	$12,415	$15,345	$15,218
9/30/2019	$12,548	$15,614	$15,458
10/31/2019	$12,769	$15,950	$15,780
11/30/2019	$12,979	$16,557	$16,364
12/31/2019	$13,277	$17,035	$16,831
1/31/2020	$13,244	$17,016	$16,827
2/29/2020	$12,769	$15,623	$15,468
3/31/2020	$11,752	$13,475	$13,324
4/30/2020	$12,260	$15,259	$15,123
5/31/2020	$12,691	$16,075	$15,962
6/30/2020	$12,968	$16,443	$16,347
7/31/2020	$13,388	$17,376	$17,277
8/31/2020	$13,774	$18,635	$18,558
9/30/2020	$13,517	$17,957	$17,891
10/31/2020	$13,366	$17,569	$17,517
11/30/2020	$14,496	$19,707	$19,693
12/31/2020	$14,951	$20,593	$20,564
1/31/2021	$14,951	$20,501	$20,552
2/28/2021	$15,091	$21,142	$21,161
3/31/2021	$15,242	$21,900	$21,832
4/30/2021	$15,685	$23,029	$22,963
5/31/2021	$15,825	$23,134	$23,047
6/30/2021	$15,988	$23,705	$23,673
7/31/2021	$16,104	$24,105	$24,006
8/31/2021	$16,287	$24,793	$24,708
9/30/2021	$15,809	$23,681	$23,613
10/31/2021	$16,347	$25,282	$25,184
11/30/2021	$16,025	$24,897	$24,771
12/31/2021	$16,323	$25,877	$25,606
1/31/2022	$15,714	$24,355	$24,016
2/28/2022	$15,439	$23,741	$23,438
3/31/2022	$15,379	$24,512	$24,183
4/30/2022	$14,579	$22,312	$21,940
5/31/2022	$14,459	$22,282	$21,842
6/30/2022	$13,886	$20,418	$19,998
7/31/2022	$14,125	$22,333	$21,915
8/31/2022	$13,855	$21,500	$21,120
9/30/2022	$13,317	$19,506	$19,158
10/31/2022	$13,487	$21,106	$20,711
11/30/2022	$13,827	$22,208	$21,745
12/31/2022	$13,699	$20,907	$20,445
1/31/2023	$14,238	$22,347	$21,891
2/28/2023	$13,813	$21,825	$21,379
3/31/2023	$14,096	$22,408	$21,956
4/30/2023	$14,167	$22,647	$22,167
5/31/2023	$13,968	$22,735	$22,281
6/30/2023	$14,337	$24,288	$23,826
7/31/2023	$14,563	$25,158	$24,683
8/31/2023	$14,276	$24,673	$24,211
9/30/2023	$13,678	$23,497	$23,052
10/31/2023	$13,328	$22,875	$22,419
11/30/2023	$14,203	$25,008	$24,496
12/31/2023	$14,946	$26,334	$25,811
1/31/2024	$14,946	$26,626	$26,069
2/29/2024	$15,238	$28,067	$27,486
3/31/2024	$15,588	$28,973	$28,376
4/30/2024	$15,034	$27,698	$27,142
5/31/2024	$15,457	$29,006	$28,421
6/30/2024	$15,675	$29,904	$29,310
7/31/2024	$15,923	$30,460	$29,861
8/31/2024	$16,205	$31,123	$30,511
9/30/2024	$16,471	$31,767	$31,163
10/31/2024	$16,071	$31,534	$30,954
11/30/2024	$16,560	$33,632	$33,060
12/31/2024	$16,145	$32,604	$32,052

Average Annual Total Returns

IBPU1	1 Year	5 Years	10 Years
Initial Class	8.02%	3.99%	4.91%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
FT Wilshire 5000 Full Cap Index℠Footnote Reference(b)	24.18%	13.75%	12.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	FT Wilshire 5000 Full Cap Index℠ measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$4,823,622,258
Number of Portfolio Holdings	22
Portfolio Turnover Rate	17%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,202,302

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	40.2%
U.S. Fixed Income Funds	27.3
International Mixed Allocation Funds	16.1
International Equity Funds	12.8
U.S. Government Obligation	1.9
International Alternative Funds	1.1
Repurchase Agreements	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Moderate VP

Initial Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	20.3%
Transamerica Aegon Bond VP, Initial Class	16.2
Transamerica WMC US Growth VP, Initial Class	12.3
Transamerica Core Bond, Class I2	11.8
Transamerica High Yield Bond, Class I2	9.0
Transamerica Large Cap Value, Class I2	7.0
Transamerica Long Credit, Class I2	5.4
Transamerica International Focus, Class I2	4.2
Transamerica International Equity, Class I2	3.5
Transamerica International Small Cap Value, Class I2	2.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Moderate VP

Initial Class

Annual Shareholder Report

Transamerica JPMorgan Asset Allocation - Moderate VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Asset Allocation - Moderate VP (the "Portfolio") seeks capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$42	0.40%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Manager selection was the biggest detractor from the Portfolio’s performance during the fiscal year ended December 31, 2024. Tactical asset allocation decisions and the application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, also detracted. The strategic asset allocation contributed. The Portfolio entered the fiscal year with approximately 55% of the Portfolio allocated to equities. By August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio briefly de-risked U.S. large cap and mid cap equities, Europe, Australasia and the Far East equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with about 52% in equities. The Portfolio ended the year with 63% in equities due to tactical asset allocation decisions.

Transamerica JPMorgan Asset Allocation - Moderate VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

#ERROR:A result could not be returned because the conditional could not be evaluated to a True/False value (#ERROR:Invalid Formula (#=="TAM_WIL5000_T"), 'Multiple values from an iterator cannot be used in a formula unless they are aggregrated.')
	Service Class	Russell 3000® Index	FT Wilshire 5000 Full Cap Index℠
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,042	$9,722	$9,729
2/28/2015	$10,324	$10,285	$10,283
3/31/2015	$10,349	$10,180	$10,177
4/30/2015	$10,258	$10,226	$10,228
5/31/2015	$10,308	$10,368	$10,355
6/30/2015	$10,166	$10,194	$10,177
7/31/2015	$10,258	$10,365	$10,346
8/31/2015	$9,832	$9,739	$9,725
9/30/2015	$9,612	$9,455	$9,422
10/31/2015	$9,893	$10,202	$10,150
11/30/2015	$9,884	$10,258	$10,189
12/31/2015	$9,752	$10,048	$9,977
1/31/2016	$9,445	$9,481	$9,402
2/29/2016	$9,436	$9,478	$9,397
3/31/2016	$9,752	$10,145	$10,058
4/30/2016	$9,840	$10,208	$10,143
5/31/2016	$9,928	$10,391	$10,319
6/30/2016	$9,937	$10,412	$10,345
7/31/2016	$10,201	$10,825	$10,756
8/31/2016	$10,247	$10,853	$10,789
9/30/2016	$10,265	$10,870	$10,814
10/31/2016	$10,127	$10,635	$10,584
11/30/2016	$10,136	$11,111	$11,064
12/31/2016	$10,265	$11,327	$11,277
1/31/2017	$10,440	$11,541	$11,499
2/28/2017	$10,642	$11,970	$11,906
3/31/2017	$10,725	$11,978	$11,921
4/30/2017	$10,881	$12,105	$12,052
5/31/2017	$11,047	$12,229	$12,167
6/30/2017	$11,102	$12,339	$12,275
7/31/2017	$11,304	$12,572	$12,509
8/31/2017	$11,335	$12,596	$12,528
9/30/2017	$11,489	$12,903	$12,828
10/31/2017	$11,642	$13,185	$13,097
11/30/2017	$11,795	$13,585	$13,490
12/31/2017	$11,920	$13,721	$13,645
1/31/2018	$12,331	$14,444	$14,376
2/28/2018	$11,929	$13,912	$13,836
3/31/2018	$11,814	$13,633	$13,549
4/30/2018	$11,805	$13,684	$13,621
5/31/2018	$11,929	$14,071	$14,004
6/30/2018	$11,862	$14,163	$14,106
7/31/2018	$12,044	$14,633	$14,568
8/31/2018	$12,232	$15,147	$15,089
9/30/2018	$12,191	$15,172	$15,101
10/31/2018	$11,589	$14,055	$13,980
11/30/2018	$11,670	$14,336	$14,248
12/31/2018	$11,282	$13,002	$12,923
1/31/2019	$11,660	$14,118	$14,066
2/28/2019	$11,783	$14,614	$14,556
3/31/2019	$11,946	$14,828	$14,762
4/30/2019	$12,222	$15,420	$15,355
5/31/2019	$11,752	$14,422	$14,357
6/30/2019	$12,294	$15,435	$15,342
7/31/2019	$12,304	$15,664	$15,569
8/31/2019	$12,265	$15,345	$15,218
9/30/2019	$12,398	$15,614	$15,458
10/31/2019	$12,597	$15,950	$15,780
11/30/2019	$12,808	$16,557	$16,364
12/31/2019	$13,107	$17,035	$16,831
1/31/2020	$13,074	$17,016	$16,827
2/29/2020	$12,597	$15,623	$15,468
3/31/2020	$11,589	$13,475	$13,324
4/30/2020	$12,088	$15,259	$15,123
5/31/2020	$12,520	$16,075	$15,962
6/30/2020	$12,775	$16,443	$16,347
7/31/2020	$13,185	$17,376	$17,277
8/31/2020	$13,562	$18,635	$18,558
9/30/2020	$13,317	$17,957	$17,891
10/31/2020	$13,154	$17,569	$17,517
11/30/2020	$14,273	$19,707	$19,693
12/31/2020	$14,716	$20,593	$20,564
1/31/2021	$14,716	$20,501	$20,552
2/28/2021	$14,845	$21,142	$21,161
3/31/2021	$14,984	$21,900	$21,832
4/30/2021	$15,428	$23,029	$22,963
5/31/2021	$15,568	$23,134	$23,047
6/30/2021	$15,719	$23,705	$23,673
7/31/2021	$15,836	$24,105	$24,006
8/31/2021	$16,007	$24,793	$24,708
9/30/2021	$15,529	$23,681	$23,613
10/31/2021	$16,055	$25,282	$25,184
11/30/2021	$15,744	$24,897	$24,771
12/31/2021	$16,031	$25,877	$25,606
1/31/2022	$15,422	$24,355	$24,016
2/28/2022	$15,159	$23,741	$23,438
3/31/2022	$15,088	$24,512	$24,183
4/30/2022	$14,300	$22,312	$21,940
5/31/2022	$14,181	$22,282	$21,842
6/30/2022	$13,620	$20,418	$19,998
7/31/2022	$13,846	$22,333	$21,915
8/31/2022	$13,581	$21,500	$21,120
9/30/2022	$13,058	$19,506	$19,158
10/31/2022	$13,213	$21,106	$20,711
11/30/2022	$13,553	$22,208	$21,745
12/31/2022	$13,425	$20,907	$20,445
1/31/2023	$13,949	$22,347	$21,891
2/28/2023	$13,524	$21,825	$21,379
3/31/2023	$13,793	$22,408	$21,956
4/30/2023	$13,864	$22,647	$22,167
5/31/2023	$13,666	$22,735	$22,281
6/30/2023	$14,034	$24,288	$23,826
7/31/2023	$14,246	$25,158	$24,683
8/31/2023	$13,961	$24,673	$24,211
9/30/2023	$13,365	$23,497	$23,052
10/31/2023	$13,031	$22,875	$22,419
11/30/2023	$13,888	$25,008	$24,496
12/31/2023	$14,614	$26,334	$25,811
1/31/2024	$14,600	$26,626	$26,069
2/29/2024	$14,890	$28,067	$27,486
3/31/2024	$15,224	$28,973	$28,376
4/30/2024	$14,672	$27,698	$27,142
5/31/2024	$15,079	$29,006	$28,421
6/30/2024	$15,297	$29,904	$29,310
7/31/2024	$15,544	$30,460	$29,861
8/31/2024	$15,813	$31,123	$30,511
9/30/2024	$16,063	$31,767	$31,163
10/31/2024	$15,666	$31,534	$30,954
11/30/2024	$16,137	$33,632	$33,060
12/31/2024	$15,739	$32,604	$32,052

Average Annual Total Returns

IBPU2	1 Year	5 Years	10 Years
Service Class	7.70%	3.73%	4.64%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
FT Wilshire 5000 Full Cap Index℠Footnote Reference(b)	24.18%	13.75%	12.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	FT Wilshire 5000 Full Cap Index℠ measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$4,823,622,258
Number of Portfolio Holdings	22
Portfolio Turnover Rate	17%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,202,302

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	40.2%
U.S. Fixed Income Funds	27.3
International Mixed Allocation Funds	16.1
International Equity Funds	12.8
U.S. Government Obligation	1.9
International Alternative Funds	1.1
Repurchase Agreements	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Asset Allocation - Moderate VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	20.3%
Transamerica Aegon Bond VP, Initial Class	16.2
Transamerica WMC US Growth VP, Initial Class	12.3
Transamerica Core Bond, Class I2	11.8
Transamerica High Yield Bond, Class I2	9.0
Transamerica Large Cap Value, Class I2	7.0
Transamerica Long Credit, Class I2	5.4
Transamerica International Focus, Class I2	4.2
Transamerica International Equity, Class I2	3.5
Transamerica International Small Cap Value, Class I2	2.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Asset Allocation - Moderate VP

Service Class

Annual Shareholder Report

Transamerica JPMorgan Enhanced Index VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Enhanced Index VP (the "Portfolio") seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$68	0.61%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio’s benchmark, the S&P 500® Index (“Index”), achieved its second consecutive year of positive returns exceeding 20%, marking the strongest consecutive calendar year performance since 1997-1998. The Portfolio underperformed the Index during the year. At the sector level, stock selection in hardware & semiconductors, retail and pharma/medical technology sectors contributed most to the Portfolio’s relative performance against the Index. Stock selection in the banks and brokers, consumer staples and telecommunications sectors were the largest detractors from relative performance.

At the stock level, the top contributors to Index relative performance included an underweight position in Intel Corp. and overweights to NVIDIA Corp. and Howmet Aerospace, Inc.

The stocks detracting the most from the Portfolio’s Index relative performance included overweight allocations to NXP Semiconductors NV, and Walmart, Inc. and underweights to Broadcom, Inc. and Oracle Corp.

Transamerica JPMorgan Enhanced Index VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	S&P 500® Index
12/31/2014	$10,000	$10,000
1/31/2015	$9,708	$9,700
2/28/2015	$10,248	$10,257
3/31/2015	$10,086	$10,095
4/30/2015	$10,119	$10,192
5/31/2015	$10,302	$10,323
6/30/2015	$10,086	$10,123
7/31/2015	$10,248	$10,335
8/31/2015	$9,621	$9,712
9/30/2015	$9,355	$9,471
10/31/2015	$10,122	$10,270
11/30/2015	$10,152	$10,301
12/31/2015	$9,993	$10,138
1/31/2016	$9,456	$9,635
2/29/2016	$9,385	$9,622
3/31/2016	$10,034	$10,275
4/30/2016	$10,099	$10,315
5/31/2016	$10,305	$10,500
6/30/2016	$10,235	$10,527
7/31/2016	$10,654	$10,915
8/31/2016	$10,673	$10,931
9/30/2016	$10,654	$10,933
10/31/2016	$10,503	$10,733
11/30/2016	$10,945	$11,131
12/31/2016	$11,127	$11,351
1/31/2017	$11,375	$11,566
2/28/2017	$11,811	$12,025
3/31/2017	$11,854	$12,039
4/30/2017	$11,981	$12,163
5/31/2017	$12,090	$12,334
6/30/2017	$12,126	$12,411
7/31/2017	$12,381	$12,666
8/31/2017	$12,436	$12,705
9/30/2017	$12,940	$13,270
10/31/2017	$13,325	$13,677
12/31/2017	$13,481	$13,829
1/31/2018	$14,202	$14,621
2/28/2018	$13,630	$14,082
3/31/2018	$13,263	$13,724
4/30/2018	$13,275	$13,777
5/31/2018	$13,555	$14,108
6/30/2018	$13,667	$14,195
7/31/2018	$14,208	$14,724
8/31/2018	$14,626	$15,203
9/30/2018	$14,738	$15,290
10/31/2018	$13,609	$14,245
11/30/2018	$13,957	$14,535
12/31/2018	$12,670	$13,223
1/31/2019	$13,714	$14,282
2/28/2019	$14,108	$14,741
3/31/2019	$14,351	$15,027
4/30/2019	$14,961	$15,636
5/31/2019	$13,957	$14,642
6/30/2019	$14,942	$15,674
7/31/2019	$15,132	$15,899
8/31/2019	$14,822	$15,648
9/30/2019	$15,109	$15,940
10/31/2019	$15,486	$16,286
11/30/2019	$16,067	$16,877
12/31/2019	$16,602	$17,386
1/31/2020	$16,610	$17,379
2/29/2020	$15,320	$15,949
3/31/2020	$13,351	$13,979
4/30/2020	$15,124	$15,771
5/31/2020	$15,886	$16,522
6/30/2020	$16,270	$16,850
7/31/2020	$17,213	$17,801
8/31/2020	$18,558	$19,080
9/30/2020	$17,762	$18,355
10/31/2020	$17,273	$17,867
11/30/2020	$19,196	$19,823
12/31/2020	$19,950	$20,585
1/31/2021	$19,809	$20,377
2/28/2021	$20,340	$20,939
3/31/2021	$21,309	$21,856
4/30/2021	$22,519	$23,022
5/31/2021	$22,660	$23,183
6/30/2021	$23,191	$23,724
7/31/2021	$23,746	$24,288
8/31/2021	$24,382	$25,026
9/30/2021	$23,182	$23,863
10/31/2021	$24,945	$25,534
11/30/2021	$24,833	$25,357
12/31/2021	$25,958	$26,494
1/31/2022	$24,720	$25,123
2/28/2022	$24,007	$24,371
3/31/2022	$24,805	$25,276
4/30/2022	$22,637	$23,071
5/31/2022	$22,675	$23,114
6/30/2022	$20,780	$21,206
7/31/2022	$22,741	$23,161
8/31/2022	$21,806	$22,217
9/30/2022	$19,812	$20,170
10/31/2022	$21,291	$21,804
11/30/2022	$22,556	$23,022
12/31/2022	$21,195	$21,696
1/31/2023	$22,567	$23,059
2/28/2023	$22,063	$22,496
3/31/2023	$22,878	$23,322
4/30/2023	$23,275	$23,686
5/31/2023	$23,414	$23,789
6/30/2023	$24,969	$25,361
7/31/2023	$25,783	$26,176
8/31/2023	$25,439	$25,759
9/30/2023	$24,263	$24,531
10/31/2023	$23,765	$24,015
11/30/2023	$25,915	$26,208
12/31/2023	$27,058	$27,399
1/31/2024	$27,567	$27,859
2/29/2024	$29,061	$29,347
3/31/2024	$30,000	$30,291
4/30/2024	$28,868	$29,054
5/31/2024	$30,294	$30,494
6/30/2024	$31,415	$31,589
7/31/2024	$31,709	$31,973
8/31/2024	$32,486	$32,749
9/30/2024	$33,121	$33,448
10/31/2024	$32,862	$33,145
11/30/2024	$34,592	$35,090
12/31/2024	$33,615	$34,254

Average Annual Total Returns

IBDM1	1 Year	5 Years	10 Years
Initial Class	24.23%	15.15%	12.89%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,236,935,324
Number of Portfolio Holdings	161
Portfolio Turnover Rate	40%
Total Advisory Fees Paid (net of waivers and reimbursements)	$17,822,189

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	31.8%
Financials	14.0
Consumer Discretionary	13.2
Health Care	10.1
Industrials	8.6
Communication Services	8.5
Consumer Staples	4.1
Energy	3.2
Utilities	2.3
Real Estate	2.0
Materials	1.8
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Enhanced Index VP

Initial Class

Top Holdings (Percentage of Net Assets)

Apple, Inc.	7.3%
NVIDIA Corp.	7.1
Microsoft Corp.	7.1
Amazon.com, Inc.	4.6
Meta Platforms, Inc., Class A	3.0
Alphabet, Inc., Class A	2.3
Tesla, Inc.	2.1
Mastercard, Inc., Class A	1.7
Broadcom, Inc.	1.7
Visa, Inc., Class A	1.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Enhanced Index VP

Initial Class

Annual Shareholder Report

Transamerica JPMorgan Enhanced Index VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Enhanced Index VP (the "Portfolio") seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$96	0.86%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio’s benchmark, the S&P 500® Index (“Index”), achieved its second consecutive year of positive returns exceeding 20%, marking the strongest consecutive calendar year performance since 1997-1998. The Portfolio underperformed the Index during the year. At the sector level, stock selection in hardware & semiconductors, retail and pharma/medical technology sectors contributed most to the Portfolio’s relative performance against the Index. Stock selection in the banks and brokers, consumer staples and telecommunications sectors were the largest detractors from relative performance.

At the stock level, the top contributors to Index relative performance included an underweight position in Intel Corp. and overweights to NVIDIA Corp. and Howmet Aerospace, Inc.

The stocks detracting the most from the Portfolio’s Index relative performance included overweight allocations to NXP Semiconductors NV, and Walmart, Inc. and underweights to Broadcom, Inc. and Oracle Corp.

Transamerica JPMorgan Enhanced Index VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index
12/31/2014	$10,000	$10,000
1/31/2015	$9,703	$9,700
2/28/2015	$10,243	$10,257
3/31/2015	$10,081	$10,095
4/30/2015	$10,108	$10,192
5/31/2015	$10,286	$10,323
6/30/2015	$10,070	$10,123
7/31/2015	$10,227	$10,335
8/31/2015	$9,599	$9,712
9/30/2015	$9,334	$9,471
10/31/2015	$10,094	$10,270
11/30/2015	$10,124	$10,301
12/31/2015	$9,965	$10,138
1/31/2016	$9,422	$9,635
2/29/2016	$9,351	$9,622
3/31/2016	$10,000	$10,275
4/30/2016	$10,059	$10,315
5/31/2016	$10,265	$10,500
6/30/2016	$10,195	$10,527
7/31/2016	$10,607	$10,915
8/31/2016	$10,620	$10,931
9/30/2016	$10,602	$10,933
10/31/2016	$10,451	$10,733
11/30/2016	$10,892	$11,131
12/31/2016	$11,073	$11,351
1/31/2017	$11,314	$11,566
2/28/2017	$11,749	$12,025
3/31/2017	$11,785	$12,039
4/30/2017	$11,906	$12,163
5/31/2017	$12,021	$12,334
6/30/2017	$12,051	$12,411
7/31/2017	$12,298	$12,666
8/31/2017	$12,357	$12,705
9/30/2017	$12,846	$13,270
10/31/2017	$13,229	$13,677
12/31/2017	$13,378	$13,829
1/31/2018	$14,089	$14,621
2/28/2018	$13,520	$14,082
3/31/2018	$13,155	$13,724
4/30/2018	$13,161	$13,777
5/31/2018	$13,433	$14,108
6/30/2018	$13,551	$14,195
7/31/2018	$14,077	$14,724
8/31/2018	$14,491	$15,203
9/30/2018	$14,602	$15,290
10/31/2018	$13,481	$14,245
11/30/2018	$13,820	$14,535
12/31/2018	$12,542	$13,223
1/31/2019	$13,572	$14,282
2/28/2019	$13,963	$14,741
3/31/2019	$14,198	$15,027
4/30/2019	$14,798	$15,636
5/31/2019	$13,800	$14,642
6/30/2019	$14,778	$15,674
7/31/2019	$14,961	$15,899
8/31/2019	$14,650	$15,648
9/30/2019	$14,934	$15,940
10/31/2019	$15,300	$16,286
11/30/2019	$15,868	$16,877
12/31/2019	$16,391	$17,386
1/31/2020	$16,399	$17,379
2/29/2020	$15,121	$15,949
3/31/2020	$13,170	$13,979
4/30/2020	$14,919	$15,771
5/31/2020	$15,674	$16,522
6/30/2020	$16,047	$16,850
7/31/2020	$16,974	$17,801
8/31/2020	$18,294	$19,080
9/30/2020	$17,506	$18,355
10/31/2020	$17,023	$17,867
11/30/2020	$18,909	$19,823
12/31/2020	$19,647	$20,585
1/31/2021	$19,507	$20,377
2/28/2021	$20,024	$20,939
3/31/2021	$20,975	$21,856
4/30/2021	$22,164	$23,022
5/31/2021	$22,295	$23,183
6/30/2021	$22,812	$23,724
7/31/2021	$23,361	$24,288
8/31/2021	$23,979	$25,026
9/30/2021	$22,792	$23,863
10/31/2021	$24,525	$25,534
11/30/2021	$24,405	$25,357
12/31/2021	$25,499	$26,494
1/31/2022	$24,284	$25,123
2/28/2022	$23,571	$24,371
3/31/2022	$24,359	$25,276
4/30/2022	$22,227	$23,071
5/31/2022	$22,264	$23,114
6/30/2022	$20,392	$21,206
7/31/2022	$22,310	$23,161
8/31/2022	$21,383	$22,217
9/30/2022	$19,428	$20,170
10/31/2022	$20,876	$21,804
11/30/2022	$22,112	$23,022
12/31/2022	$20,770	$21,696
1/31/2023	$22,112	$23,059
2/28/2023	$21,616	$22,496
3/31/2023	$22,408	$23,322
4/30/2023	$22,799	$23,686
5/31/2023	$22,926	$23,789
6/30/2023	$24,438	$25,361
7/31/2023	$25,230	$26,176
8/31/2023	$24,888	$25,759
9/30/2023	$23,730	$24,531
10/31/2023	$23,240	$24,015
11/30/2023	$25,334	$26,208
12/31/2023	$26,459	$27,399
1/31/2024	$26,937	$27,859
2/29/2024	$28,396	$29,347
3/31/2024	$29,309	$30,291
4/30/2024	$28,196	$29,054
5/31/2024	$29,588	$30,494
6/30/2024	$30,668	$31,589
7/31/2024	$30,946	$31,973
8/31/2024	$31,707	$32,749
9/30/2024	$32,320	$33,448
10/31/2024	$32,066	$33,145
11/30/2024	$33,753	$35,090
12/31/2024	$32,782	$34,254

Average Annual Total Returns

IBDM2	1 Year	5 Years	10 Years
Service Class	23.90%	14.87%	12.61%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,236,935,324
Number of Portfolio Holdings	161
Portfolio Turnover Rate	40%
Total Advisory Fees Paid (net of waivers and reimbursements)	$17,822,189

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	31.8%
Financials	14.0
Consumer Discretionary	13.2
Health Care	10.1
Industrials	8.6
Communication Services	8.5
Consumer Staples	4.1
Energy	3.2
Utilities	2.3
Real Estate	2.0
Materials	1.8
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Enhanced Index VP

Service Class

Top Holdings (Percentage of Net Assets)

Apple, Inc.	7.3%
NVIDIA Corp.	7.1
Microsoft Corp.	7.1
Amazon.com, Inc.	4.6
Meta Platforms, Inc., Class A	3.0
Alphabet, Inc., Class A	2.3
Tesla, Inc.	2.1
Mastercard, Inc., Class A	1.7
Broadcom, Inc.	1.7
Visa, Inc., Class A	1.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Enhanced Index VP

Service Class

Annual Shareholder Report

Transamerica JPMorgan International Moderate Growth VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan International Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$18	0.18%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Manager selection was the biggest detractor during the Portfolio’s fiscal year ended December 31, 2024. The application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, and manager selection also detracted. The strategic asset allocation contributed. The Portfolio entered the fiscal year with approximately 75% of the Portfolio allocated to equities. By the beginning of August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio briefly de-risked U.S. large cap and mid cap equities, non-US equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with about 77% in equities. The Portfolio ended the year with approximately 84% in equities due to tactical asset allocation decisions.

Transamerica JPMorgan International Moderate Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI World Index ex-U.S.	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,175	$9,966	$10,210
2/28/2015	$10,484	$10,563	$10,114
3/31/2015	$10,566	$10,396	$10,161
4/30/2015	$10,535	$10,854	$10,124
5/31/2015	$10,617	$10,772	$10,100
6/30/2015	$10,370	$10,469	$9,990
7/31/2015	$10,514	$10,636	$10,059
8/31/2015	$9,972	$9,862	$10,045
9/30/2015	$9,741	$9,368	$10,113
10/31/2015	$10,035	$10,074	$10,114
11/30/2015	$9,920	$9,915	$10,088
12/31/2015	$9,836	$9,740	$10,055
1/31/2016	$9,416	$9,071	$10,193
2/29/2016	$9,364	$8,947	$10,266
3/31/2016	$9,741	$9,562	$10,360
4/30/2016	$9,794	$9,880	$10,400
5/31/2016	$9,836	$9,780	$10,402
6/30/2016	$9,647	$9,487	$10,589
7/31/2016	$9,962	$9,955	$10,656
8/31/2016	$10,020	$9,966	$10,644
9/30/2016	$10,095	$10,092	$10,638
10/31/2016	$9,945	$9,897	$10,556
11/30/2016	$9,752	$9,740	$10,307
12/31/2016	$9,956	$10,060	$10,321
1/31/2017	$10,202	$10,361	$10,341
2/28/2017	$10,331	$10,482	$10,411
3/31/2017	$10,567	$10,760	$10,405
4/30/2017	$10,813	$10,996	$10,486
5/31/2017	$11,135	$11,377	$10,566
6/30/2017	$11,178	$11,392	$10,556
7/31/2017	$11,456	$11,732	$10,601
8/31/2017	$11,448	$11,731	$10,696
9/30/2017	$11,677	$12,040	$10,645
10/31/2017	$11,819	$12,206	$10,652
11/30/2017	$11,939	$12,332	$10,638
12/31/2017	$12,124	$12,557	$10,687
1/31/2018	$12,604	$13,143	$10,564
2/28/2018	$12,092	$12,521	$10,464
3/31/2018	$11,993	$12,316	$10,531
4/30/2018	$12,092	$12,612	$10,452
5/31/2018	$11,982	$12,389	$10,527
6/30/2018	$11,786	$12,257	$10,514
7/31/2018	$11,928	$12,560	$10,516
8/31/2018	$11,883	$12,324	$10,584
9/30/2018	$11,872	$12,426	$10,516
10/31/2018	$11,081	$11,440	$10,433
11/30/2018	$11,059	$11,432	$10,495
12/31/2018	$10,720	$10,844	$10,688
1/31/2019	$11,160	$11,620	$10,801
2/28/2019	$11,285	$11,921	$10,795
3/31/2019	$11,397	$11,994	$11,002
4/30/2019	$11,714	$12,345	$11,005
5/31/2019	$11,115	$11,778	$11,201
6/30/2019	$11,691	$12,482	$11,341
7/31/2019	$11,589	$12,334	$11,366
8/31/2019	$11,486	$12,033	$11,661
9/30/2019	$11,727	$12,377	$11,599
10/31/2019	$12,068	$12,779	$11,634
11/30/2019	$12,207	$12,941	$11,628
12/31/2019	$12,625	$13,356	$11,620
1/31/2020	$12,460	$13,100	$11,843
2/29/2020	$11,853	$11,939	$12,056
3/31/2020	$10,360	$10,265	$11,985
4/30/2020	$10,917	$10,989	$12,198
5/31/2020	$11,461	$11,463	$12,255
6/30/2020	$11,853	$11,860	$12,332
7/31/2020	$12,384	$12,179	$12,517
8/31/2020	$12,842	$12,810	$12,416
9/30/2020	$12,621	$12,455	$12,409
10/31/2020	$12,296	$11,968	$12,353
11/30/2020	$13,869	$13,806	$12,475
12/31/2020	$14,506	$14,437	$12,492
1/31/2021	$14,532	$14,285	$12,402
2/28/2021	$14,714	$14,651	$12,223
3/31/2021	$14,935	$15,039	$12,071
4/30/2021	$15,351	$15,524	$12,166
5/31/2021	$15,792	$16,078	$12,206
6/30/2021	$15,675	$15,919	$12,291
7/31/2021	$15,714	$16,027	$12,429
8/31/2021	$15,874	$16,286	$12,405
9/30/2021	$15,425	$15,830	$12,298
10/31/2021	$15,834	$16,306	$12,294
11/30/2021	$15,267	$15,546	$12,331
12/31/2021	$15,847	$16,338	$12,299
1/31/2022	$15,254	$15,619	$12,034
2/28/2022	$14,897	$15,378	$11,900
3/31/2022	$14,700	$15,574	$11,569
4/30/2022	$13,908	$14,563	$11,130
5/31/2022	$13,961	$14,704	$11,202
6/30/2022	$13,050	$13,324	$11,026
7/31/2022	$13,288	$13,989	$11,296
8/31/2022	$12,894	$13,338	$10,977
9/30/2022	$12,279	$12,110	$10,502
10/31/2022	$12,602	$12,779	$10,366
11/30/2022	$13,247	$14,143	$10,748
12/31/2022	$13,109	$14,080	$10,699
1/31/2023	$13,862	$15,236	$11,028
2/28/2023	$13,447	$14,883	$10,743
3/31/2023	$13,724	$15,232	$11,016
4/30/2023	$13,893	$15,680	$11,083
5/31/2023	$13,370	$15,015	$10,962
6/30/2023	$13,785	$15,734	$10,923
7/31/2023	$14,093	$16,246	$10,915
8/31/2023	$13,639	$15,621	$10,846
9/30/2023	$13,076	$15,101	$10,570
10/31/2023	$12,654	$14,466	$10,403
11/30/2023	$13,529	$15,829	$10,874
12/31/2023	$14,310	$16,698	$11,291
1/31/2024	$14,201	$16,772	$11,260
2/29/2024	$14,451	$17,061	$11,100
3/31/2024	$14,857	$17,656	$11,203
4/30/2024	$14,342	$17,206	$10,920
5/31/2024	$14,873	$17,885	$11,105
6/30/2024	$14,654	$17,593	$11,210
7/31/2024	$15,076	$18,148	$11,472
8/31/2024	$15,401	$18,757	$11,637
9/30/2024	$15,497	$18,973	$11,793
10/31/2024	$14,745	$18,009	$11,500
11/30/2024	$15,001	$18,056	$11,622
12/31/2024	$14,601	$17,576	$11,432

Average Annual Total Returns

IBDR1	1 Year	5 Years	10 Years
Initial Class	2.03%	2.95%	3.86%
MSCI World Index ex-U.S.Footnote Reference(a)	5.26%	5.64%	5.80%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	MSCI World Index ex-U.S. captures large and mid-cap representation across developed market countries, excluding the U.S. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$356,416,664
Number of Portfolio Holdings	15
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$478,733

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

International Equity Funds	61.5%
U.S. Fixed Income Funds	17.8
International Mixed Allocation Funds	8.9
U.S. Equity Funds	7.1
U.S. Government Obligation	2.9
International Alternative Funds	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan International Moderate Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

Transamerica International Focus, Class I2	23.6%
Transamerica International Equity, Class I2	20.8
Transamerica International Small Cap Value, Class I2	15.0
Transamerica High Yield Bond, Class I2	9.7
Transamerica Aegon Bond VP, Initial Class	8.9
Transamerica WMC US Growth VP, Initial Class	7.1
Transamerica Long Credit, Class I2	5.7
U.S. Treasury Notes, 4.25%, 01/31/2026	2.9
Transamerica BlackRock Real Estate Securities VP, Initial Class	2.1
Transamerica Core Bond, Class I2	1.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan International Moderate Growth VP

Initial Class

Annual Shareholder Report

Transamerica JPMorgan International Moderate Growth VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan International Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$43	0.43%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Manager selection was the biggest detractor during the Portfolio’s fiscal year ended December 31, 2024. The application of the Portfolio’s risk management framework, which aims to reduce exposure to asset classes exhibiting negative returns or elevated volatility, and manager selection also detracted. The strategic asset allocation contributed. The Portfolio entered the fiscal year with approximately 75% of the Portfolio allocated to equities. By the beginning of August 2024, amid volatility surrounding the yen carry trade, U.S. economic conditions, and Federal Reserve rate cuts, the Portfolio briefly de-risked U.S. large cap and mid cap equities, non-US equities, emerging market equities, and U.S. core bonds. The Portfolio closed August 2024 with about 77% in equities. The Portfolio ended the year with approximately 84% in equities due to tactical asset allocation decisions.

Transamerica JPMorgan International Moderate Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index ex-U.S.	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,177	$9,966	$10,210
2/28/2015	$10,488	$10,563	$10,114
3/31/2015	$10,561	$10,396	$10,161
4/30/2015	$10,530	$10,854	$10,124
5/31/2015	$10,613	$10,772	$10,100
6/30/2015	$10,363	$10,469	$9,990
7/31/2015	$10,498	$10,636	$10,059
8/31/2015	$9,959	$9,862	$10,045
9/30/2015	$9,727	$9,368	$10,113
10/31/2015	$10,023	$10,074	$10,114
11/30/2015	$9,907	$9,915	$10,088
12/31/2015	$9,811	$9,740	$10,055
1/31/2016	$9,399	$9,071	$10,193
2/29/2016	$9,336	$8,947	$10,266
3/31/2016	$9,716	$9,562	$10,360
4/30/2016	$9,759	$9,880	$10,400
5/31/2016	$9,811	$9,780	$10,402
6/30/2016	$9,621	$9,487	$10,589
7/31/2016	$9,928	$9,955	$10,656
8/31/2016	$9,982	$9,966	$10,644
9/30/2016	$10,057	$10,092	$10,638
10/31/2016	$9,906	$9,897	$10,556
11/30/2016	$9,712	$9,740	$10,307
12/31/2016	$9,917	$10,060	$10,321
1/31/2017	$10,154	$10,361	$10,341
2/28/2017	$10,283	$10,482	$10,411
3/31/2017	$10,509	$10,760	$10,405
4/30/2017	$10,757	$10,996	$10,486
5/31/2017	$11,069	$11,377	$10,566
6/30/2017	$11,112	$11,392	$10,556
7/31/2017	$11,381	$11,732	$10,601
8/31/2017	$11,379	$11,731	$10,696
9/30/2017	$11,598	$12,040	$10,645
10/31/2017	$11,751	$12,206	$10,652
11/30/2017	$11,860	$12,332	$10,638
12/31/2017	$12,046	$12,557	$10,687
1/31/2018	$12,517	$13,143	$10,564
2/28/2018	$12,002	$12,521	$10,464
3/31/2018	$11,904	$12,316	$10,531
4/30/2018	$11,991	$12,612	$10,452
5/31/2018	$11,882	$12,389	$10,527
6/30/2018	$11,696	$12,257	$10,514
7/31/2018	$11,827	$12,560	$10,516
8/31/2018	$11,775	$12,324	$10,584
9/30/2018	$11,764	$12,426	$10,516
10/31/2018	$10,984	$11,440	$10,433
11/30/2018	$10,962	$11,432	$10,495
12/31/2018	$10,611	$10,844	$10,688
1/31/2019	$11,052	$11,620	$10,801
2/28/2019	$11,176	$11,921	$10,795
3/31/2019	$11,278	$11,994	$11,002
4/30/2019	$11,595	$12,345	$11,005
5/31/2019	$10,996	$11,778	$11,201
6/30/2019	$11,561	$12,482	$11,341
7/31/2019	$11,470	$12,334	$11,366
8/31/2019	$11,356	$12,033	$11,661
9/30/2019	$11,596	$12,377	$11,599
10/31/2019	$11,924	$12,779	$11,634
11/30/2019	$12,063	$12,941	$11,628
12/31/2019	$12,480	$13,356	$11,620
1/31/2020	$12,303	$13,100	$11,843
2/29/2020	$11,709	$11,939	$12,056
3/31/2020	$10,232	$10,265	$11,985
4/30/2020	$10,775	$10,989	$12,198
5/31/2020	$11,318	$11,463	$12,255
6/30/2020	$11,697	$11,860	$12,332
7/31/2020	$12,215	$12,179	$12,517
8/31/2020	$12,663	$12,810	$12,416
9/30/2020	$12,443	$12,455	$12,409
10/31/2020	$12,132	$11,968	$12,353
11/30/2020	$13,673	$13,806	$12,475
12/31/2020	$14,295	$14,437	$12,492
1/31/2021	$14,308	$14,285	$12,402
2/28/2021	$14,502	$14,651	$12,223
3/31/2021	$14,709	$15,039	$12,071
4/30/2021	$15,110	$15,524	$12,166
5/31/2021	$15,551	$16,078	$12,206
6/30/2021	$15,421	$15,919	$12,291
7/31/2021	$15,473	$16,027	$12,429
8/31/2021	$15,622	$16,286	$12,405
9/30/2021	$15,176	$15,830	$12,298
10/31/2021	$15,569	$16,306	$12,294
11/30/2021	$15,019	$15,546	$12,331
12/31/2021	$15,583	$16,338	$12,299
1/31/2022	$14,992	$15,619	$12,034
2/28/2022	$14,638	$15,378	$11,900
3/31/2022	$14,441	$15,574	$11,569
4/30/2022	$13,654	$14,563	$11,130
5/31/2022	$13,720	$14,704	$11,202
6/30/2022	$12,815	$13,324	$11,026
7/31/2022	$13,038	$13,989	$11,296
8/31/2022	$12,654	$13,338	$10,977
9/30/2022	$12,044	$12,110	$10,502
10/31/2022	$12,365	$12,779	$10,366
11/30/2022	$12,990	$14,143	$10,748
12/31/2022	$12,868	$14,080	$10,699
1/31/2023	$13,599	$15,236	$11,028
2/28/2023	$13,173	$14,883	$10,743
3/31/2023	$13,447	$15,232	$11,016
4/30/2023	$13,615	$15,680	$11,083
5/31/2023	$13,096	$15,015	$10,962
6/30/2023	$13,508	$15,734	$10,923
7/31/2023	$13,813	$16,246	$10,915
8/31/2023	$13,353	$15,621	$10,846
9/30/2023	$12,812	$15,101	$10,570
10/31/2023	$12,380	$14,466	$10,403
11/30/2023	$13,230	$15,829	$10,874
12/31/2023	$13,987	$16,698	$11,291
1/31/2024	$13,879	$16,772	$11,260
2/29/2024	$14,142	$17,061	$11,100
3/31/2024	$14,512	$17,656	$11,203
4/30/2024	$14,018	$17,206	$10,920
5/31/2024	$14,528	$17,885	$11,105
6/30/2024	$14,327	$17,593	$11,210
7/31/2024	$14,713	$18,148	$11,472
8/31/2024	$15,041	$18,757	$11,637
9/30/2024	$15,135	$18,973	$11,793
10/31/2024	$14,409	$18,009	$11,500
11/30/2024	$14,630	$18,056	$11,622
12/31/2024	$14,252	$17,576	$11,432

Average Annual Total Returns

IBDR2	1 Year	5 Years	10 Years
Service Class	1.89%	2.69%	3.61%
MSCI World Index ex-U.S.Footnote Reference(a)	5.26%	5.64%	5.80%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	MSCI World Index ex-U.S. captures large and mid-cap representation across developed market countries, excluding the U.S. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$356,416,664
Number of Portfolio Holdings	15
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$478,733

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

International Equity Funds	61.5%
U.S. Fixed Income Funds	17.8
International Mixed Allocation Funds	8.9
U.S. Equity Funds	7.1
U.S. Government Obligation	2.9
International Alternative Funds	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan International Moderate Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica International Focus, Class I2	23.6%
Transamerica International Equity, Class I2	20.8
Transamerica International Small Cap Value, Class I2	15.0
Transamerica High Yield Bond, Class I2	9.7
Transamerica Aegon Bond VP, Initial Class	8.9
Transamerica WMC US Growth VP, Initial Class	7.1
Transamerica Long Credit, Class I2	5.7
U.S. Treasury Notes, 4.25%, 01/31/2026	2.9
Transamerica BlackRock Real Estate Securities VP, Initial Class	2.1
Transamerica Core Bond, Class I2	1.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan International Moderate Growth VP

Service Class

Annual Shareholder Report

Transamerica JPMorgan Tactical Allocation VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Tactical Allocation VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$81	0.79%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Manager selection contributed positively to the Portfolio’s performance during the fiscal year ended December 31, 2024, and asset allocation detracted. In fixed income, the modest overweight to U.S. government bonds relative to the Portfolio’s blended benchmark (consisting of 75% Bloomberg US Aggregate Bond Index and 25% MSCI World Index) detracted from performance but was offset by the neutral allocation to developed international bonds.

The Portfolio entered the fiscal year with approximately 31% of its assets in equities. After declining to almost 28% in April 2024, the Portfolio ended the fiscal year with the equity allocation near the high for the period at about 32%. The Portfolio was overweight US high yield fixed income and Italian government bonds throughout most of the year, which contributed to performance. By fiscal year-end, the Portfolio had reduced its allocation to high yield, decreased allocations to US aggregate bonds, and slightly increased its allocation to US large-cap equity.

Transamerica JPMorgan Tactical Allocation VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,107	$10,210	$9,722
2/28/2015	$10,179	$10,114	$10,285
3/31/2015	$10,186	$10,161	$10,180
4/30/2015	$10,150	$10,124	$10,226
5/31/2015	$10,179	$10,100	$10,368
6/30/2015	$10,036	$9,990	$10,194
7/31/2015	$10,136	$10,059	$10,365
8/31/2015	$9,960	$10,045	$9,739
9/30/2015	$9,910	$10,113	$9,455
10/31/2015	$10,098	$10,114	$10,202
11/30/2015	$10,098	$10,088	$10,258
12/31/2015	$9,989	$10,055	$10,048
1/31/2016	$9,917	$10,193	$9,481
2/29/2016	$9,939	$10,266	$9,478
3/31/2016	$10,192	$10,360	$10,145
4/30/2016	$10,257	$10,400	$10,208
5/31/2016	$10,294	$10,402	$10,391
6/30/2016	$10,402	$10,589	$10,412
7/31/2016	$10,562	$10,656	$10,825
8/31/2016	$10,560	$10,644	$10,853
9/30/2016	$10,560	$10,638	$10,870
10/31/2016	$10,449	$10,556	$10,635
11/30/2016	$10,376	$10,307	$11,111
12/31/2016	$10,435	$10,321	$11,327
1/31/2017	$10,523	$10,341	$11,541
2/28/2017	$10,648	$10,411	$11,970
3/31/2017	$10,662	$10,405	$11,978
4/30/2017	$10,765	$10,486	$12,105
5/31/2017	$10,868	$10,566	$12,229
6/30/2017	$10,890	$10,556	$12,339
7/31/2017	$11,007	$10,601	$12,572
8/31/2017	$11,071	$10,696	$12,596
9/30/2017	$11,116	$10,645	$12,903
10/31/2017	$11,213	$10,652	$13,185
11/30/2017	$11,265	$10,638	$13,585
12/31/2017	$11,348	$10,687	$13,721
1/31/2018	$11,437	$10,564	$14,444
2/28/2018	$11,213	$10,464	$13,912
3/31/2018	$11,213	$10,531	$13,633
4/30/2018	$11,146	$10,452	$13,684
5/31/2018	$11,213	$10,527	$14,071
6/30/2018	$11,175	$10,514	$14,163
7/31/2018	$11,265	$10,516	$14,633
8/31/2018	$11,362	$10,584	$15,147
9/30/2018	$11,291	$10,516	$15,172
10/31/2018	$10,991	$10,433	$14,055
11/30/2018	$11,085	$10,495	$14,336
12/31/2018	$11,014	$10,688	$13,002
1/31/2019	$11,314	$10,801	$14,118
2/28/2019	$11,377	$10,795	$14,614
3/31/2019	$11,567	$11,002	$14,828
4/30/2019	$11,669	$11,005	$15,420
5/31/2019	$11,646	$11,201	$14,422
6/30/2019	$11,945	$11,341	$15,435
7/31/2019	$11,961	$11,366	$15,664
8/31/2019	$12,126	$11,661	$15,345
9/30/2019	$12,110	$11,599	$15,614
10/31/2019	$12,208	$11,634	$15,950
11/30/2019	$12,265	$11,628	$16,557
12/31/2019	$12,356	$11,620	$17,035
1/31/2020	$12,519	$11,843	$17,016
2/29/2020	$12,454	$12,056	$15,623
3/31/2020	$11,708	$11,985	$13,475
4/30/2020	$12,184	$12,198	$15,259
5/31/2020	$12,438	$12,255	$16,075
6/30/2020	$12,708	$12,332	$16,443
7/31/2020	$13,093	$12,517	$17,376
8/31/2020	$13,255	$12,416	$18,635
9/30/2020	$13,134	$12,409	$17,957
10/31/2020	$13,040	$12,353	$17,569
11/30/2020	$13,668	$12,475	$19,707
12/31/2020	$13,883	$12,492	$20,593
1/31/2021	$13,789	$12,402	$20,501
2/28/2021	$13,771	$12,223	$21,142
3/31/2021	$13,814	$12,071	$21,900
4/30/2021	$14,047	$12,166	$23,029
5/31/2021	$14,159	$12,206	$23,134
6/30/2021	$14,271	$12,291	$23,705
7/31/2021	$14,417	$12,429	$24,105
8/31/2021	$14,490	$12,405	$24,793
9/30/2021	$14,266	$12,298	$23,681
10/31/2021	$14,480	$12,294	$25,282
11/30/2021	$14,378	$12,331	$24,897
12/31/2021	$14,564	$12,299	$25,877
1/31/2022	$14,182	$12,034	$24,355
2/28/2022	$13,958	$11,900	$23,741
3/31/2022	$13,696	$11,569	$24,512
4/30/2022	$13,061	$11,130	$22,312
5/31/2022	$13,099	$11,202	$22,282
6/30/2022	$12,707	$11,026	$20,418
7/31/2022	$13,061	$11,296	$22,333
8/31/2022	$12,677	$10,977	$21,500
9/30/2022	$12,031	$10,502	$19,506
10/31/2022	$12,053	$10,366	$21,106
11/30/2022	$12,537	$10,748	$22,208
12/31/2022	$12,408	$10,699	$20,907
1/31/2023	$12,871	$11,028	$22,347
2/28/2023	$12,516	$10,743	$21,825
3/31/2023	$12,882	$11,016	$22,408
4/30/2023	$12,947	$11,083	$22,647
5/31/2023	$12,785	$10,962	$22,735
6/30/2023	$12,861	$10,923	$24,288
7/31/2023	$12,936	$10,915	$25,158
8/31/2023	$12,777	$10,846	$24,673
9/30/2023	$12,348	$10,570	$23,497
10/31/2023	$12,106	$10,403	$22,875
11/30/2023	$12,843	$10,874	$25,008
12/31/2023	$13,513	$11,291	$26,334
1/31/2024	$13,469	$11,260	$26,626
2/29/2024	$13,491	$11,100	$28,067
3/31/2024	$13,710	$11,203	$28,973
4/30/2024	$13,293	$10,920	$27,698
5/31/2024	$13,601	$11,105	$29,006
6/30/2024	$13,787	$11,210	$29,904
7/31/2024	$14,007	$11,472	$30,460
8/31/2024	$14,293	$11,637	$31,123
9/30/2024	$14,496	$11,793	$31,767
10/31/2024	$14,123	$11,500	$31,534
11/30/2024	$14,473	$11,622	$33,632
12/31/2024	$14,089	$11,432	$32,604

Average Annual Total Returns

I4CK1	1 Year	5 Years	10 Years
Initial Class	4.44%	2.68%	3.50%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Russell 3000®IndexFootnote Reference(b)	23.81%	13.86%	12.55%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$926,169,627
Number of Portfolio Holdings	1,233
Portfolio Turnover Rate	86%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,018,941

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	25.0%
U.S. Government Obligations	24.7
U.S. Government Agency Obligations	23.6
Corporate Debt Securities	21.9
Other Investment Company	0.8
Mortgage-Backed Securities	0.6
Short-Term U.S. Government Obligations	0.5
Asset-Backed Securities	0.4
Foreign Government Obligations	0.3
Repurchase Agreements	0.2
Net Other Assets (Liabilities)Footnote Reference^	2.0
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Tactical Allocation VP

Initial Class

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.13%, 10/31/2029	3.3%
U.S. Treasury Notes, 2.63%, 05/31/2027	2.7
U.S. Treasury Notes, 1.38%, 10/31/2028	2.7
U.S. Treasury Notes, 4.13%, 11/30/2029	2.3
U.S. Treasury Notes, 1.13%, 10/31/2026	2.0
U.S. Treasury Notes, 4.13%, 10/31/2026	1.6
U.S. Treasury Notes, 4.13%, 10/31/2031	1.2
U.S. Treasury Bonds, 4.13%, 08/15/2044	1.1
Microsoft Corp.	1.0
NVIDIA Corp.	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Tactical Allocation VP

Initial Class

Annual Shareholder Report

Transamerica JPMorgan Tactical Allocation VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica JPMorgan Tactical Allocation VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$105	1.03%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Manager selection contributed positively to the Portfolio’s performance during the fiscal year ended December 31, 2024, and asset allocation detracted. In fixed income, the modest overweight to U.S. government bonds relative to the Portfolio’s blended benchmark (consisting of 75% Bloomberg US Aggregate Bond Index and 25% MSCI World Index) detracted from performance but was offset by the neutral allocation to developed international bonds.

The Portfolio entered the fiscal year with approximately 31% of its assets in equities. After declining to almost 28% in April 2024, the Portfolio ended the fiscal year with the equity allocation near the high for the period at about 32%. The Portfolio was overweight US high yield fixed income and Italian government bonds throughout most of the year, which contributed to performance. By fiscal year-end, the Portfolio had reduced its allocation to high yield, decreased allocations to US aggregate bonds, and slightly increased its allocation to US large-cap equity.

Transamerica JPMorgan Tactical Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,095	$10,210	$9,722
2/28/2015	$10,171	$10,114	$10,285
3/31/2015	$10,171	$10,161	$10,180
4/30/2015	$10,136	$10,124	$10,226
5/31/2015	$10,164	$10,100	$10,368
6/30/2015	$10,014	$9,990	$10,194
7/31/2015	$10,116	$10,059	$10,365
8/31/2015	$9,939	$10,045	$9,739
9/30/2015	$9,891	$10,113	$9,455
10/31/2015	$10,077	$10,114	$10,202
11/30/2015	$10,070	$10,088	$10,258
12/31/2015	$9,960	$10,055	$10,048
1/31/2016	$9,884	$10,193	$9,481
2/29/2016	$9,912	$10,266	$9,478
3/31/2016	$10,153	$10,360	$10,145
4/30/2016	$10,222	$10,400	$10,208
5/31/2016	$10,256	$10,402	$10,391
6/30/2016	$10,360	$10,589	$10,412
7/31/2016	$10,519	$10,656	$10,825
8/31/2016	$10,510	$10,644	$10,853
9/30/2016	$10,510	$10,638	$10,870
10/31/2016	$10,398	$10,556	$10,635
11/30/2016	$10,321	$10,307	$11,111
12/31/2016	$10,377	$10,321	$11,327
1/31/2017	$10,461	$10,341	$11,541
2/28/2017	$10,580	$10,411	$11,970
3/31/2017	$10,600	$10,405	$11,978
4/30/2017	$10,698	$10,486	$12,105
5/31/2017	$10,796	$10,566	$12,229
6/30/2017	$10,817	$10,556	$12,339
7/31/2017	$10,935	$10,601	$12,572
8/31/2017	$10,998	$10,696	$12,596
9/30/2017	$11,040	$10,645	$12,903
10/31/2017	$11,125	$10,652	$13,185
11/30/2017	$11,182	$10,638	$13,585
12/31/2017	$11,260	$10,687	$13,721
1/31/2018	$11,345	$10,564	$14,444
2/28/2018	$11,118	$10,464	$13,912
3/31/2018	$11,118	$10,531	$13,633
4/30/2018	$11,047	$10,452	$13,684
5/31/2018	$11,118	$10,527	$14,071
6/30/2018	$11,076	$10,514	$14,163
7/31/2018	$11,161	$10,516	$14,633
8/31/2018	$11,258	$10,584	$15,147
9/30/2018	$11,183	$10,516	$15,172
10/31/2018	$10,879	$10,433	$14,055
11/30/2018	$10,975	$10,495	$14,336
12/31/2018	$10,901	$10,688	$13,002
1/31/2019	$11,191	$10,801	$14,118
2/28/2019	$11,258	$10,795	$14,614
3/31/2019	$11,444	$11,002	$14,828
4/30/2019	$11,540	$11,005	$15,420
5/31/2019	$11,510	$11,201	$14,422
6/30/2019	$11,808	$11,341	$15,435
7/31/2019	$11,823	$11,366	$15,664
8/31/2019	$11,977	$11,661	$15,345
9/30/2019	$11,962	$11,599	$15,614
10/31/2019	$12,054	$11,634	$15,950
11/30/2019	$12,115	$11,628	$16,557
12/31/2019	$12,200	$11,620	$17,035
1/31/2020	$12,353	$11,843	$17,016
2/29/2020	$12,292	$12,056	$15,623
3/31/2020	$11,554	$11,985	$13,475
4/30/2020	$12,023	$12,198	$15,259
5/31/2020	$12,261	$12,255	$16,075
6/30/2020	$12,522	$12,332	$16,443
7/31/2020	$12,907	$12,517	$17,376
8/31/2020	$13,066	$12,416	$18,635
9/30/2020	$12,937	$12,409	$17,957
10/31/2020	$12,841	$12,353	$17,569
11/30/2020	$13,467	$12,475	$19,707
12/31/2020	$13,676	$12,492	$20,593
1/31/2021	$13,580	$12,402	$20,501
2/28/2021	$13,556	$12,223	$21,142
3/31/2021	$13,596	$12,071	$21,900
4/30/2021	$13,821	$12,166	$23,029
5/31/2021	$13,925	$12,206	$23,134
6/30/2021	$14,030	$12,291	$23,705
7/31/2021	$14,174	$12,429	$24,105
8/31/2021	$14,249	$12,405	$24,793
9/30/2021	$14,016	$12,298	$23,681
10/31/2021	$14,232	$12,294	$25,282
11/30/2021	$14,128	$12,331	$24,897
12/31/2021	$14,310	$12,299	$25,877
1/31/2022	$13,929	$12,034	$24,355
2/28/2022	$13,704	$11,900	$23,741
3/31/2022	$13,445	$11,569	$24,512
4/30/2022	$12,822	$11,130	$22,312
5/31/2022	$12,848	$11,202	$22,282
6/30/2022	$12,467	$11,026	$20,418
7/31/2022	$12,813	$11,296	$22,333
8/31/2022	$12,436	$10,977	$21,500
9/30/2022	$11,795	$10,502	$19,506
10/31/2022	$11,814	$10,366	$21,106
11/30/2022	$12,288	$10,748	$22,208
12/31/2022	$12,159	$10,699	$20,907
1/31/2023	$12,603	$11,028	$22,347
2/28/2023	$12,258	$10,743	$21,825
3/31/2023	$12,613	$11,016	$22,408
4/30/2023	$12,682	$11,083	$22,647
5/31/2023	$12,514	$10,962	$22,735
6/30/2023	$12,583	$10,923	$24,288
7/31/2023	$12,653	$10,915	$25,158
8/31/2023	$12,500	$10,846	$24,673
9/30/2023	$12,069	$10,570	$23,497
10/31/2023	$11,839	$10,403	$22,875
11/30/2023	$12,560	$10,874	$25,008
12/31/2023	$13,201	$11,291	$26,334
1/31/2024	$13,161	$11,260	$26,626
2/29/2024	$13,181	$11,100	$28,067
3/31/2024	$13,391	$11,203	$28,973
4/30/2024	$12,981	$10,920	$27,698
5/31/2024	$13,281	$11,105	$29,006
6/30/2024	$13,461	$11,210	$29,904
7/31/2024	$13,672	$11,472	$30,460
8/31/2024	$13,945	$11,637	$31,123
9/30/2024	$14,140	$11,793	$31,767
10/31/2024	$13,781	$11,500	$31,534
11/30/2024	$14,109	$11,622	$33,632
12/31/2024	$13,740	$11,432	$32,604

Average Annual Total Returns

I4CK2	1 Year	5 Years	10 Years
Service Class	4.24%	2.42%	3.24%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Russell 3000®IndexFootnote Reference(b)	23.81%	13.86%	12.55%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$926,169,627
Number of Portfolio Holdings	1,233
Portfolio Turnover Rate	86%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,018,941

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	25.0%
U.S. Government Obligations	24.7
U.S. Government Agency Obligations	23.6
Corporate Debt Securities	21.9
Other Investment Company	0.8
Mortgage-Backed Securities	0.6
Short-Term U.S. Government Obligations	0.5
Asset-Backed Securities	0.4
Foreign Government Obligations	0.3
Repurchase Agreements	0.2
Net Other Assets (Liabilities)Footnote Reference^	2.0
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica JPMorgan Tactical Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.13%, 10/31/2029	3.3%
U.S. Treasury Notes, 2.63%, 05/31/2027	2.7
U.S. Treasury Notes, 1.38%, 10/31/2028	2.7
U.S. Treasury Notes, 4.13%, 11/30/2029	2.3
U.S. Treasury Notes, 1.13%, 10/31/2026	2.0
U.S. Treasury Notes, 4.13%, 10/31/2026	1.6
U.S. Treasury Notes, 4.13%, 10/31/2031	1.2
U.S. Treasury Bonds, 4.13%, 08/15/2044	1.1
Microsoft Corp.	1.0
NVIDIA Corp.	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica JPMorgan Tactical Allocation VP

Service Class

Annual Shareholder Report

Transamerica Madison Diversified Income VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Madison Diversified Income VP (the "Portfolio") seeks high total return through the combination of income and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$110	1.08%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Progress toward lower inflation and continued labor market strength allowed the Federal Reserve to migrate towards more accommodative monetary policy during the Portfolio’s fiscal year ended December 31,2024. Equity markets experienced another strong year of positive performance. Fixed income markets also rose modestly.

The equity portion of the Portfolio materially underperformed the Portfolio’s secondary benchmark, the Russell 1000® Index. Relative to that index, sector allocation and stock selection were both detractive to performance. In sector allocation, an underweight position in information technology and an overweight position in energy negatively impacted results. In terms of stock selection, there was weakness in technology, consumer staples, consumer discretionary, and communication services. On the negative side, Comcast Corp. was the most detractive stock in the Portfolio. Other notable underperforming stocks included American Tower Corp., Archer-Daniels-Midland Co., Medtronic PLC, and Union Pacific Corp. On the positive side, Morgan Stanley was the most additive stock in the Portfolio. JPMorgan Chase & Co., Bank of America Corp., BlackRock, Inc. and Cummins, Inc. were other notable outperforming stocks.

The fixed income portion of the Portfolio outperformed the Portfolio’s primary benchmark, the Bloomberg US Aggregate Index. The Portfolio’s tactical overweights to the corporate and mortgage sectors as well as security selection were the main drivers of performance as risk sectors outperformed. Duration and yield curve positioning detracted.

Transamerica Madison Diversified Income VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Russell 1000® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,967	$10,210	$9,725
2/28/2015	$10,098	$10,114	$10,287
3/31/2015	$10,066	$10,161	$10,159
4/30/2015	$10,057	$10,124	$10,231
5/31/2015	$10,066	$10,100	$10,365
6/30/2015	$9,885	$9,990	$10,171
7/31/2015	$9,992	$10,059	$10,367
8/31/2015	$9,744	$10,045	$9,743
9/30/2015	$9,736	$10,113	$9,476
10/31/2015	$10,057	$10,114	$10,243
11/30/2015	$10,065	$10,088	$10,277
12/31/2015	$10,015	$10,055	$10,092
1/31/2016	$9,981	$10,193	$9,549
2/29/2016	$9,989	$10,266	$9,545
3/31/2016	$10,293	$10,360	$10,210
4/30/2016	$10,344	$10,400	$10,266
5/31/2016	$10,386	$10,402	$10,446
6/30/2016	$10,597	$10,589	$10,469
7/31/2016	$10,741	$10,656	$10,868
8/31/2016	$10,742	$10,644	$10,882
9/30/2016	$10,691	$10,638	$10,891
10/31/2016	$10,536	$10,556	$10,679
11/30/2016	$10,579	$10,307	$11,100
12/31/2016	$10,699	$10,321	$11,308
1/31/2017	$10,734	$10,341	$11,536
2/28/2017	$10,949	$10,411	$11,982
3/31/2017	$10,897	$10,405	$11,990
4/30/2017	$10,992	$10,486	$12,116
5/31/2017	$11,087	$10,566	$12,271
6/30/2017	$11,121	$10,556	$12,357
7/31/2017	$11,207	$10,601	$12,601
8/31/2017	$11,270	$10,696	$12,641
9/30/2017	$11,360	$10,645	$12,910
10/31/2017	$11,477	$10,652	$13,206
11/30/2017	$11,602	$10,638	$13,609
12/31/2017	$11,718	$10,687	$13,761
1/31/2018	$11,871	$10,564	$14,516
2/28/2018	$11,557	$10,464	$13,983
3/31/2018	$11,477	$10,531	$13,666
4/30/2018	$11,432	$10,452	$13,712
5/31/2018	$11,548	$10,527	$14,062
6/30/2018	$11,521	$10,514	$14,153
7/31/2018	$11,745	$10,516	$14,642
8/31/2018	$11,881	$10,584	$15,146
9/30/2018	$11,871	$10,516	$15,204
10/31/2018	$11,667	$10,433	$14,128
11/30/2018	$11,927	$10,495	$14,415
12/31/2018	$11,630	$10,688	$13,102
1/31/2019	$11,908	$10,801	$14,200
2/28/2019	$12,131	$10,795	$14,681
3/31/2019	$12,363	$11,002	$14,937
4/30/2019	$12,548	$11,005	$15,540
5/31/2019	$12,381	$11,201	$14,550
6/30/2019	$12,799	$11,341	$15,571
7/31/2019	$12,891	$11,366	$15,813
8/31/2019	$13,030	$11,661	$15,523
9/30/2019	$13,078	$11,599	$15,792
10/31/2019	$13,117	$11,634	$16,127
11/30/2019	$13,233	$11,628	$16,737
12/31/2019	$13,368	$11,620	$17,220
1/31/2020	$13,368	$11,843	$17,238
2/29/2020	$13,011	$12,056	$15,830
3/31/2020	$12,383	$11,985	$13,738
4/30/2020	$12,962	$12,198	$15,553
5/31/2020	$13,223	$12,255	$16,374
6/30/2020	$13,281	$12,332	$16,736
7/31/2020	$13,648	$12,517	$17,716
8/31/2020	$13,817	$12,416	$19,016
9/30/2020	$13,717	$12,409	$18,321
10/31/2020	$13,556	$12,353	$17,879
11/30/2020	$14,240	$12,475	$19,985
12/31/2020	$14,431	$12,492	$20,830
1/31/2021	$14,200	$12,402	$20,658
2/28/2021	$14,210	$12,223	$21,257
3/31/2021	$14,602	$12,071	$22,061
4/30/2021	$14,803	$12,166	$23,249
5/31/2021	$15,085	$12,206	$23,359
6/30/2021	$15,045	$12,291	$23,944
7/31/2021	$15,266	$12,429	$24,442
8/31/2021	$15,369	$12,405	$25,149
9/30/2021	$14,986	$12,298	$23,994
10/31/2021	$15,287	$12,294	$25,659
11/30/2021	$15,152	$12,331	$25,315
12/31/2021	$15,566	$12,299	$26,340
1/31/2022	$15,214	$12,034	$24,855
2/28/2022	$14,976	$11,900	$24,173
3/31/2022	$15,007	$11,569	$24,989
4/30/2022	$14,365	$11,130	$22,761
5/31/2022	$14,520	$11,202	$22,727
6/30/2022	$13,961	$11,026	$20,823
7/31/2022	$14,334	$11,296	$22,763
8/31/2022	$13,938	$10,977	$21,889
9/30/2022	$13,110	$10,502	$19,863
10/31/2022	$13,517	$10,366	$21,457
11/30/2022	$14,160	$10,748	$22,617
12/31/2022	$13,950	$10,699	$21,302
1/31/2023	$14,345	$11,028	$22,730
2/28/2023	$13,851	$10,743	$22,189
3/31/2023	$14,036	$11,016	$22,891
4/30/2023	$14,098	$11,083	$23,175
5/31/2023	$13,690	$10,962	$23,283
6/30/2023	$13,987	$10,923	$24,855
7/31/2023	$14,234	$10,915	$25,710
8/31/2023	$14,041	$10,846	$25,260
9/30/2023	$13,552	$10,570	$24,073
10/31/2023	$13,235	$10,403	$23,491
11/30/2023	$13,909	$10,874	$25,685
12/31/2023	$14,503	$11,291	$26,953
1/31/2024	$14,371	$11,260	$27,329
2/29/2024	$14,345	$11,100	$28,805
3/31/2024	$14,649	$11,203	$29,729
4/30/2024	$14,120	$10,920	$28,463
5/31/2024	$14,371	$11,105	$29,804
6/30/2024	$14,398	$11,210	$30,790
7/31/2024	$14,873	$11,472	$31,238
8/31/2024	$15,223	$11,637	$31,979
9/30/2024	$15,399	$11,793	$32,663
10/31/2024	$15,210	$11,500	$32,434
11/30/2024	$15,603	$11,622	$34,522
12/31/2024	$15,007	$11,432	$33,560

Average Annual Total Returns

I3CI2	1 Year	5 Years	10 Years
Service Class	3.47%	2.34%	4.14%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Russell 1000®IndexFootnote Reference(b)	24.51%	14.28%	12.87%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$113,613,385
Number of Portfolio Holdings	319
Portfolio Turnover Rate	17%
Total Advisory Fees Paid (net of waivers and reimbursements)	$886,948

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	40.5%
U.S. Government Agency Obligations	23.8
Corporate Debt Securities	16.0
U.S. Government Obligations	12.7
Mortgage-Backed Securities	3.3
Asset-Backed Securities	1.7
Repurchase Agreements	1.5
Municipal Government Obligations	0.2
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Madison Diversified Income VP

Service Class

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 2.63%, 02/15/2029	1.9%
Automatic Data Processing, Inc.	1.8
Morgan Stanley	1.6
Blackrock, Inc.	1.6
NextEra Energy, Inc.	1.6
Home Depot, Inc.	1.6
Honeywell International, Inc.	1.5
CME Group, Inc.	1.5
Texas Instruments, Inc.	1.4
Medtronic PLC	1.4

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Madison Diversified Income VP

Service Class

Annual Shareholder Report

Transamerica Market Participation Strategy VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Market Participation Strategy VP (the "Portfolio") seeks capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$105	0.98%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

U.S. equities had a volatile end to the Portfolio’s fiscal year ended December 31, 2024, but the S&P 500® Index gained in all four quarters. Equities were supported all year round with technology stocks leading the way boosted by impressive strides in artificial intelligence, along with the expectation of interest rate cuts.  Arguably the most impactful group was the technology-heavy “Magnificent Seven” (a group of seven influential companies) gaining headlines and heady returns. Shares were also buoyed late in the year by expectations that President-elect Trump’s policy program would lift growth, lower taxes and cut regulation. The U.S. yield curve transitioned from inversion to a (modest) positively sloped one. The U.S. Federal Reserve cut its discount rate 1% from September through December but signaled that further cuts in 2025 will remain data dependent and are anticipated to be less frequent.

Implied volatility for the S&P 500® Index also jumped around during the year, with short-term volatility (Chicago Board Options Exchange's CBOE Volatility Index, or “VIX”) spiking in early August after the July payrolls report and yen-carry trade unwind but quickly moved back to a lower range. The VIX still finished higher at year-end than where it started.

With equity markets continuing to rally in 2024, the Portfolio’s higher equity exposure helped relative performance. The sub-adviser’s investment team maintained a higher equity weighting than the 50% exposure in the Portfolio’s blended benchmark (consisting of 50% Bloomberg Intermediate Government Bond Index and 50% S&P 500® Index) all year. The Portfolio participated in the upside as expected, and higher equity exposure was the primary driver of outperformance.

The Portfolio’s call option prices were positively impacted by an increase in interest rates, and a decrease in the implied dividend yield (i.e., a measure of future dividends that is derived from options pricing) for the full year. Implied volatility (i.e., the market's prediction of how much the price of an underlying asset is expected to fluctuate in the future) also had a positive impact on call option prices, while as usual, time decay (i.e., the rate of change in value to an option's price as it nears expiration) had a negative impact on call option prices for the year.

Average Portfolio duration was shorter relative to the Portfolio’s blended benchmark all year, as the team remained defensive in their interest rate outlook. Overall interest rate exposure was a meaningful positive relative contributor to performance. The Portfolio remained short duration relative to the blended benchmark by maintaining its position in risk-free Treasury bills that continued to provide high risk-adjusted returns.

Transamerica Market Participation Strategy VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Bloomberg US Government 5-10 Year Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,843	$9,700	$10,330
2/28/2015	$10,099	$10,257	$10,138
3/31/2015	$10,000	$10,095	$10,227
4/30/2015	$9,992	$10,192	$10,187
5/31/2015	$10,008	$10,323	$10,182
6/30/2015	$9,843	$10,123	$10,063
7/31/2015	$9,868	$10,335	$10,161
8/31/2015	$9,547	$9,712	$10,182
9/30/2015	$9,445	$9,471	$10,319
10/31/2015	$9,787	$10,270	$10,259
11/30/2015	$9,796	$10,301	$10,216
12/31/2015	$9,676	$10,138	$10,186
1/31/2016	$9,470	$9,635	$10,475
2/29/2016	$9,530	$9,622	$10,590
3/31/2016	$9,779	$10,275	$10,600
4/30/2016	$9,821	$10,315	$10,592
5/31/2016	$9,881	$10,500	$10,578
6/30/2016	$9,950	$10,527	$10,842
7/31/2016	$10,190	$10,915	$10,866
8/31/2016	$10,087	$10,931	$10,781
9/30/2016	$10,052	$10,933	$10,799
10/31/2016	$9,852	$10,733	$10,679
11/30/2016	$9,992	$11,131	$10,319
12/31/2016	$10,079	$11,351	$10,306
1/31/2017	$10,139	$11,566	$10,330
2/28/2017	$10,392	$12,025	$10,394
3/31/2017	$10,374	$12,039	$10,398
4/30/2017	$10,392	$12,163	$10,502
5/31/2017	$10,444	$12,334	$10,583
6/30/2017	$10,531	$12,411	$10,527
7/31/2017	$10,548	$12,666	$10,571
8/31/2017	$10,529	$12,705	$10,700
9/30/2017	$10,643	$12,967	$10,576
10/31/2017	$10,826	$13,270	$10,556
11/30/2017	$11,044	$13,677	$10,521
12/31/2017	$11,166	$13,829	$10,532
1/31/2018	$11,698	$14,621	$10,340
2/28/2018	$11,384	$14,082	$10,270
3/31/2018	$11,227	$13,724	$10,373
4/30/2018	$11,096	$13,777	$10,262
5/31/2018	$11,271	$14,108	$10,367
6/30/2018	$11,306	$14,195	$10,365
7/31/2018	$11,472	$14,724	$10,319
8/31/2018	$11,723	$15,203	$10,421
9/30/2018	$11,741	$15,290	$10,311
10/31/2018	$11,213	$14,245	$10,293
11/30/2018	$11,334	$14,535	$10,412
12/31/2018	$10,862	$13,223	$10,660
1/31/2019	$11,241	$14,282	$10,732
2/28/2019	$11,399	$14,741	$10,698
3/31/2019	$11,593	$15,027	$10,921
4/30/2019	$11,880	$15,636	$10,897
5/31/2019	$11,565	$14,642	$11,169
6/30/2019	$12,038	$15,674	$11,306
7/31/2019	$12,149	$15,899	$11,286
8/31/2019	$12,197	$15,648	$11,650
9/30/2019	$12,318	$15,940	$11,546
10/31/2019	$12,406	$16,286	$11,571
11/30/2019	$12,692	$16,877	$11,508
12/31/2019	$12,880	$17,386	$11,458
1/31/2020	$13,012	$17,379	$11,762
2/29/2020	$12,736	$15,949	$12,077
3/31/2020	$12,770	$13,979	$12,446
4/30/2020	$13,210	$15,771	$12,509
5/31/2020	$13,551	$16,522	$12,541
6/30/2020	$13,672	$16,850	$12,555
7/31/2020	$14,124	$17,801	$12,642
8/31/2020	$14,834	$19,080	$12,576
9/30/2020	$14,463	$18,355	$12,600
10/31/2020	$14,193	$17,867	$12,479
11/30/2020	$15,082	$19,823	$12,510
12/31/2020	$15,498	$20,585	$12,501
1/31/2021	$15,486	$20,377	$12,409
2/28/2021	$15,576	$20,939	$12,164
3/31/2021	$15,858	$21,856	$11,948
4/30/2021	$16,397	$23,022	$12,050
5/31/2021	$16,375	$23,183	$12,123
6/30/2021	$16,645	$23,724	$12,168
7/31/2021	$16,960	$24,288	$12,367
8/31/2021	$17,209	$25,026	$12,323
9/30/2021	$16,769	$23,863	$12,160
10/31/2021	$17,284	$25,534	$12,074
11/30/2021	$17,360	$25,357	$12,171
12/31/2021	$17,737	$26,494	$12,132
1/31/2022	$16,807	$25,123	$11,889
2/28/2022	$16,518	$24,371	$11,844
3/31/2022	$16,769	$25,276	$11,406
4/30/2022	$15,864	$23,071	$11,039
5/31/2022	$15,763	$23,114	$11,118
6/30/2022	$15,147	$21,206	$11,016
7/31/2022	$15,751	$23,161	$11,295
8/31/2022	$15,406	$22,217	$10,913
9/30/2022	$14,655	$20,170	$10,482
10/31/2022	$15,106	$21,804	$10,375
11/30/2022	$15,523	$23,022	$10,694
12/31/2022	$15,022	$21,696	$10,605
1/31/2023	$15,390	$23,059	$10,893
2/28/2023	$15,056	$22,496	$10,584
3/31/2023	$15,390	$23,322	$10,943
4/30/2023	$15,506	$23,686	$11,031
5/31/2023	$15,490	$23,789	$10,897
6/30/2023	$16,024	$25,361	$10,757
7/31/2023	$16,358	$26,176	$10,723
8/31/2023	$16,121	$25,759	$10,674
9/30/2023	$15,669	$24,531	$10,421
10/31/2023	$15,417	$24,015	$10,273
11/30/2023	$16,222	$26,208	$10,673
12/31/2023	$16,758	$27,399	$11,043
1/31/2024	$16,875	$27,859	$11,042
2/29/2024	$17,361	$29,347	$10,841
3/31/2024	$17,763	$30,291	$10,920
4/30/2024	$17,194	$29,054	$10,625
5/31/2024	$17,747	$30,494	$10,801
6/30/2024	$18,233	$31,589	$10,931
7/31/2024	$18,384	$31,973	$11,226
8/31/2024	$18,699	$32,749	$11,374
9/30/2024	$19,057	$33,448	$11,517
10/31/2024	$18,886	$33,145	$11,173
11/30/2024	$19,601	$35,090	$11,270
12/31/2024	$19,261	$34,254	$11,070

Average Annual Total Returns

I4CB2	1 Year	5 Years	10 Years
Service Class	14.94%	8.38%	6.77%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Bloomberg US Government 5-10 Year IndexFootnote Reference(b)	0.25%	(0.69%)	1.02%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$306,770,125
Number of Portfolio Holdings	14
Portfolio Turnover Rate	10%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,188,160

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	24.6%
U.S. Government Agency Obligations	21.1
Short-Term U.S. Government Obligations	16.4
Foreign Government Obligations	9.8
Other Investment Company	6.8
Repurchase Agreements	3.1
Purchased Options	24.9
Net Other Assets (Liabilities)Footnote Reference^	(6.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Market Participation Strategy VP

Service Class

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 1.63%, 10/31/2026	19.3%
U.S. Treasury Bills, 5.09%, 07/10/2032	9.2
Federal Home Loan Banks, 3.25%, 11/16/2028	9.1
Federal National Mortgage Association, 0.63%, 04/22/2025	8.1
U.S. Treasury Bills, 4.57%, 02/11/2025	7.1
U.S. Treasury Bonds, Principal Only STRIPS, Zero Coupon, 02/15/2027	5.3
International Bank for Reconstruction & Development, 0.88%, 07/15/2026	5.3
Federal National Mortgage Association, 6.25%, 05/15/2029	2.3
Inter-American Development Bank, 4.00%, 01/12/2028	2.3
European Investment Bank, 3.88%, 03/15/2028	2.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Market Participation Strategy VP

Service Class

Annual Shareholder Report

Transamerica Morgan Stanley Capital Growth VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Morgan Stanley Capital Growth VP (the "Portfolio") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$93	0.76%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio outperformed the Russell 1000® Growth Index (the “Index”), a benchmark of the Portfolio.

Narrow leadership of a select few mega-cap companies drove market results over the 12-month period ended December 31, 2024. Fear and uncertainty due to concerns around inflation, the related timing/pace of interest rate cuts, and ongoing geopolitical tensions contributed to greater market volatility.

While we have opportunistically added to some positions and initiated new ones, overall, we have made few changes to the Portfolio as we remain confident in the long-term prospects for the businesses the Portfolio owns.

The Portfolio’s relative outperformance was driven by favorable stock selection in consumer discretionary, information technology and financials. Top contributors included holdings in an enterprise analytics platform and Bitcoin developing company, a used cars ecommerce platform, a food delivery company, a digital advertising software platform, and an electric vehicle developer.

Conversely, stock selection in health care and materials and an average underweight to information technology detracted most from relative performance. Top detractors included holdings in a health care services provider, a cloud data platform, and underweight exposures to some of the “Magnificent 7” companies that drove significant performance gains within the Index in 2024.

Transamerica Morgan Stanley Capital Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Russell 1000® Growth Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,051	$9,722	$9,847
2/28/2015	$10,842	$10,285	$10,503
3/31/2015	$10,625	$10,180	$10,384
4/30/2015	$10,816	$10,226	$10,436
5/31/2015	$10,842	$10,368	$10,583
6/30/2015	$10,797	$10,194	$10,396
7/31/2015	$11,435	$10,365	$10,749
8/31/2015	$10,642	$9,739	$10,096
9/30/2015	$10,175	$9,455	$9,846
10/31/2015	$10,837	$10,202	$10,694
11/30/2015	$11,214	$10,258	$10,724
12/31/2015	$11,179	$10,048	$10,567
1/31/2016	$10,077	$9,481	$9,977
2/29/2016	$9,833	$9,478	$9,973
3/31/2016	$10,586	$10,145	$10,645
4/30/2016	$10,558	$10,208	$10,548
5/31/2016	$10,823	$10,391	$10,753
6/30/2016	$10,732	$10,412	$10,711
7/31/2016	$11,451	$10,825	$11,216
8/31/2016	$11,535	$10,853	$11,160
9/30/2016	$11,868	$10,870	$11,201
10/31/2016	$11,454	$10,635	$10,938
11/30/2016	$11,153	$11,111	$11,176
12/31/2016	$10,926	$11,327	$11,314
1/31/2017	$12,047	$11,541	$11,696
2/28/2017	$12,290	$11,970	$12,182
3/31/2017	$12,688	$11,978	$12,322
4/30/2017	$13,233	$12,105	$12,604
5/31/2017	$14,069	$12,229	$12,932
6/30/2017	$13,931	$12,339	$12,898
7/31/2017	$14,386	$12,572	$13,241
8/31/2017	$14,785	$12,596	$13,483
9/30/2017	$15,393	$13,185	$14,188
10/31/2017	$15,697	$13,585	$14,619
12/31/2017	$15,689	$13,721	$14,733
1/31/2018	$17,217	$14,444	$15,776
2/28/2018	$17,452	$13,912	$15,363
3/31/2018	$17,209	$13,633	$14,941
4/30/2018	$17,226	$13,684	$14,994
5/31/2018	$18,382	$14,071	$15,651
6/30/2018	$18,703	$14,163	$15,801
7/31/2018	$18,616	$14,633	$16,265
8/31/2018	$20,250	$15,147	$17,155
9/30/2018	$20,074	$15,172	$17,251
10/31/2018	$17,977	$14,055	$15,708
11/30/2018	$18,173	$14,336	$15,875
12/31/2018	$16,737	$13,002	$14,510
1/31/2019	$18,834	$14,118	$15,814
2/28/2019	$19,723	$14,614	$16,380
3/31/2019	$20,023	$14,828	$16,846
4/30/2019	$20,859	$15,420	$17,607
5/31/2019	$20,147	$14,422	$16,495
6/30/2019	$21,552	$15,435	$17,628
7/31/2019	$21,707	$15,664	$18,026
8/31/2019	$20,688	$15,345	$17,888
9/30/2019	$19,230	$15,614	$17,890
10/31/2019	$19,263	$15,950	$18,394
11/30/2019	$20,901	$16,557	$19,210
12/31/2019	$20,710	$17,035	$19,790
1/31/2020	$21,967	$17,016	$20,232
2/29/2020	$21,900	$15,623	$18,854
3/31/2020	$19,948	$13,475	$17,000
4/30/2020	$24,222	$15,259	$19,515
5/31/2020	$28,833	$16,075	$20,825
6/30/2020	$32,008	$16,443	$21,732
7/31/2020	$35,385	$17,376	$23,404
8/31/2020	$38,352	$18,635	$25,819
9/30/2020	$38,898	$17,957	$24,604
10/31/2020	$37,319	$17,569	$23,769
11/30/2020	$44,587	$19,707	$26,203
12/31/2020	$45,121	$20,593	$27,408
1/31/2021	$45,748	$20,501	$27,205
2/28/2021	$48,245	$21,142	$27,199
3/31/2021	$44,192	$21,900	$27,666
4/30/2021	$46,259	$23,029	$29,548
5/31/2021	$44,994	$23,134	$29,140
6/30/2021	$50,451	$23,705	$30,968
7/31/2021	$50,474	$24,105	$31,988
8/31/2021	$51,591	$24,793	$33,184
9/30/2021	$48,336	$23,681	$31,326
10/31/2021	$52,098	$25,282	$34,039
11/30/2021	$50,332	$24,897	$34,247
12/31/2021	$44,881	$25,877	$34,971
1/31/2022	$35,023	$24,355	$31,970
2/28/2022	$34,624	$23,741	$30,612
3/31/2022	$32,843	$24,512	$31,809
4/30/2022	$25,412	$22,312	$27,968
5/31/2022	$21,112	$22,282	$27,318
6/30/2022	$19,454	$20,418	$25,154
7/31/2022	$22,095	$22,333	$28,173
8/31/2022	$22,447	$21,500	$26,861
9/30/2022	$20,164	$19,506	$24,249
10/31/2022	$20,640	$21,106	$25,667
11/30/2022	$20,164	$22,208	$26,836
12/31/2022	$18,024	$20,907	$24,782
1/31/2023	$21,163	$22,347	$26,847
2/28/2023	$20,307	$21,825	$26,528
3/31/2023	$21,020	$22,408	$28,342
4/30/2023	$19,831	$22,647	$28,621
5/31/2023	$22,019	$22,735	$29,926
6/30/2023	$23,873	$24,288	$31,972
7/31/2023	$25,823	$25,158	$33,050
8/31/2023	$23,493	$24,673	$32,753
9/30/2023	$22,257	$23,497	$30,972
10/31/2023	$20,116	$22,875	$30,531
11/30/2023	$23,588	$25,008	$33,859
12/31/2023	$26,441	$26,334	$35,358
1/31/2024	$24,777	$26,626	$36,240
2/29/2024	$27,583	$28,067	$38,713
3/31/2024	$28,154	$28,973	$39,394
4/30/2024	$25,538	$27,698	$37,723
5/31/2024	$25,205	$29,006	$39,981
6/30/2024	$26,489	$29,904	$42,677
7/31/2024	$26,822	$30,460	$41,951
8/31/2024	$28,677	$31,123	$42,825
9/30/2024	$30,341	$31,767	$44,038
10/31/2024	$32,434	$31,534	$43,893
11/30/2024	$39,948	$33,632	$46,740
12/31/2024	$38,140	$32,604	$47,152

Average Annual Total Returns

IBPO1	1 Year	5 Years	10 Years
Initial Class	44.24%	12.99%	14.32%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell 1000® Growth IndexFootnote Reference(b)	33.36%	18.96%	16.78%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$168,914,412
Number of Portfolio Holdings	35
Portfolio Turnover Rate	45%
Total Advisory Fees Paid (net of waivers and reimbursements)	$969,793

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Discretionary	32.6%
Information Technology	31.1
Communication Services	11.1
Financials	10.2
Health Care	5.2
Real Estate	0.8
Repurchase Agreements	9.3
Options Purchased	0.3
Other Investment Company	0.0
Net Other Assets (Liabilities)Footnote Reference^	(0.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Morgan Stanley Capital Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

Tesla, Inc.	8.7%
Cloudflare, Inc., Class A	8.0
DoorDash, Inc., Class A	6.7
Shopify, Inc., Class A	6.4
Affirm Holdings, Inc.	6.2
Trade Desk, Inc., Class A	6.2
MercadoLibre, Inc.	4.9
ROBLOX Corp., Class A	4.9
Carvana Co.	4.6
Samsara, Inc., Class A	4.5

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Morgan Stanley Capital Growth VP

Initial Class

Annual Shareholder Report

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP (the "Portfolio") seeks to provide capital appreciation and income while seeking to managed volatility. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$48	0.47%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio normally invests at least 80% of its net assets in Transamerica Morgan Stanley Global Allocation VP (the "Underlying Fund"), a global portfolio that invests primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Additionally, the Portfolio employs the Milliman Managed Risk Strategy (“MMRS”), a dynamic derivative overlay strategy that aims to limit the Portfolio’s volatility and reduce the potential for Portfolio losses during periods of significant market declines. The strategy may limit the Portfolio’s ability to participate in up markets.

For the year ended December 31, 2024, the Portfolio posted positive returns. The top contributor to Portfolio performance was the performance of the Underlying Fund. The Portfolio’s hedging activity related to the MMRS was most active during periods of increased volatility during the year, most notably in August and September, and to a lesser extent in April and December. As a result, the Portfolio’s volatility was reduced, while still capturing approximately 70% of the Underlying Fund's positive return in 2024.

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI All Country World Index	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP Blended Benchmark
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,980	$9,844	$9,946
2/28/2015	$10,272	$10,392	$10,167
3/31/2015	$10,201	$10,231	$10,071
4/30/2015	$10,363	$10,527	$10,226
5/31/2015	$10,383	$10,514	$10,174
6/30/2015	$10,201	$10,266	$10,046
7/31/2015	$10,181	$10,355	$10,141
8/31/2015	$9,789	$9,646	$9,829
9/30/2015	$9,577	$9,296	$9,706
10/31/2015	$9,829	$10,026	$10,084
11/30/2015	$9,768	$9,943	$9,982
12/31/2015	$9,658	$9,764	$9,918
1/31/2016	$9,406	$9,175	$9,724
2/29/2016	$9,325	$9,112	$9,791
3/31/2016	$9,537	$9,787	$10,228
4/30/2016	$9,597	$9,931	$10,333
5/31/2016	$9,587	$9,944	$10,301
6/30/2016	$9,486	$9,884	$10,417
7/31/2016	$9,648	$10,310	$10,652
8/31/2016	$9,661	$10,344	$10,619
9/30/2016	$9,672	$10,408	$10,678
10/31/2016	$9,584	$10,231	$10,469
11/30/2016	$9,595	$10,309	$10,342
12/31/2016	$9,693	$10,531	$10,440
1/31/2017	$9,847	$10,819	$10,607
2/28/2017	$10,000	$11,123	$10,782
3/31/2017	$10,077	$11,259	$10,845
4/30/2017	$10,198	$11,434	$10,985
5/31/2017	$10,340	$11,687	$11,170
6/30/2017	$10,362	$11,740	$11,180
7/31/2017	$10,549	$12,068	$11,396
8/31/2017	$10,586	$12,114	$11,465
9/30/2017	$10,707	$12,605	$11,618
10/31/2017	$10,839	$12,849	$11,785
12/31/2017	$10,906	$13,056	$11,876
1/31/2018	$11,281	$13,793	$12,229
2/28/2018	$10,884	$13,213	$11,953
3/31/2018	$10,795	$12,930	$11,895
4/30/2018	$10,718	$13,054	$11,866
5/31/2018	$10,685	$13,070	$11,865
6/30/2018	$10,652	$12,999	$11,837
7/31/2018	$10,828	$13,392	$12,013
8/31/2018	$10,852	$13,497	$12,093
9/30/2018	$10,796	$13,555	$12,085
10/31/2018	$10,294	$12,540	$11,611
11/30/2018	$10,349	$12,723	$11,721
12/31/2018	$10,059	$11,827	$11,421
1/31/2019	$10,405	$12,761	$11,927
2/28/2019	$10,495	$13,102	$12,053
3/31/2019	$10,595	$13,267	$12,206
4/30/2019	$10,785	$13,715	$12,406
5/31/2019	$10,495	$12,901	$12,151
6/30/2019	$10,896	$13,746	$12,668
7/31/2019	$10,863	$13,786	$12,667
8/31/2019	$10,860	$13,459	$12,677
9/30/2019	$10,929	$13,742	$12,760
10/31/2019	$11,159	$14,119	$12,965
11/30/2019	$11,286	$14,463	$13,071
12/31/2019	$11,539	$14,973	$13,312
1/31/2020	$11,550	$14,807	$13,345
2/29/2020	$11,113	$13,611	$12,863
3/31/2020	$10,423	$11,774	$12,036
4/30/2020	$10,733	$13,035	$12,723
5/31/2020	$10,871	$13,602	$13,027
6/30/2020	$11,044	$14,036	$13,293
7/31/2020	$11,332	$14,779	$13,856
8/31/2020	$11,618	$15,683	$14,270
9/30/2020	$11,379	$15,178	$14,014
10/31/2020	$11,247	$14,809	$13,851
11/30/2020	$11,977	$16,634	$14,830
12/31/2020	$12,287	$17,406	$15,274
1/31/2021	$12,359	$17,327	$15,172
2/28/2021	$12,467	$17,728	$15,217
3/31/2021	$12,538	$18,202	$15,274
4/30/2021	$12,921	$18,998	$15,704
5/31/2021	$13,148	$19,293	$15,900
6/30/2021	$13,028	$19,548	$15,935
7/31/2021	$13,076	$19,682	$16,096
8/31/2021	$13,157	$20,175	$16,264
9/30/2021	$12,854	$19,342	$15,783
10/31/2021	$13,106	$20,329	$16,167
11/30/2021	$12,930	$19,839	$15,949
12/31/2021	$13,169	$20,633	$16,257
1/31/2022	$12,754	$19,620	$15,691
2/28/2022	$12,602	$19,113	$15,395
3/31/2022	$12,514	$19,527	$15,327
4/30/2022	$11,909	$17,964	$14,294
5/31/2022	$11,960	$17,985	$14,322
6/30/2022	$11,317	$16,469	$13,488
7/31/2022	$11,481	$17,619	$14,103
8/31/2022	$11,167	$16,970	$13,565
9/30/2022	$10,703	$15,346	$12,567
10/31/2022	$10,748	$16,272	$12,903
11/30/2022	$11,032	$17,534	$13,707
12/31/2022	$11,032	$16,844	$13,475
1/31/2023	$11,436	$18,051	$14,179
2/28/2023	$11,152	$17,534	$13,740
3/31/2023	$11,286	$18,075	$14,169
4/30/2023	$11,346	$18,334	$14,302
5/31/2023	$11,182	$18,138	$14,086
6/30/2023	$11,436	$19,191	$14,494
7/31/2023	$11,735	$19,894	$14,810
8/31/2023	$11,509	$19,338	$14,501
9/30/2023	$11,122	$18,538	$13,990
10/31/2023	$10,938	$17,981	$13,696
11/30/2023	$11,528	$19,640	$14,673
12/31/2023	$12,026	$20,584	$15,330
1/31/2024	$11,952	$20,704	$15,270
2/29/2024	$12,081	$21,593	$15,501
3/31/2024	$12,358	$22,271	$15,787
4/30/2024	$11,989	$21,536	$15,328
5/31/2024	$12,339	$22,411	$15,739
6/30/2024	$12,450	$22,910	$15,926
7/31/2024	$12,727	$23,279	$16,274
8/31/2024	$12,856	$23,870	$16,673
9/30/2024	$13,059	$24,425	$17,009
10/31/2024	$12,690	$23,877	$16,533
11/30/2024	$12,985	$24,770	$16,870
12/31/2024	$12,634	$24,183	$16,490

Average Annual Total Returns

I4C22	1 Year	5 Years	10 Years
Service Class	5.06%	1.83%	2.37%
MSCI All Country World IndexFootnote Reference(a)	17.49%	10.06%	9.23%
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP Blended BenchmarkFootnote Reference(b)	7.56%	4.37%	5.13%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark consists of 50% MSCI All Country World Index, and 50% Bloomberg Global Aggregate Index. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$199,510,631
Number of Portfolio Holdings	2
Portfolio Turnover Rate	0%
Total Advisory Fees Paid (net of waivers and reimbursements)	$362,260

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

International Mixed Allocation Funds	96.8%
Repurchase Agreements	2.9
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica Morgan Stanley Global Allocation VP, Initial Class	96.8%

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP

Service Class

Annual Shareholder Report

Transamerica Morgan Stanley Global Allocation VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Morgan Stanley Global Allocation VP (the "Portfolio") seeks high total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$85	0.82%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio’s fiscal year ended December 31, 2024 marked another strong year for equity markets fueled by better-than-expected economic growth and enthusiasm for widespread artificial intelligence adoption. Equities had strong gains for the year. For bonds, however, the backdrop of stronger economic growth and slower disinflation caused markets to price in fewer rate cuts than expected at the start of the cutting cycle. Global bond returns were negative in 2024, as 10-year yields rose in the U.S., Japan, and the U.K..

The Portfolio’s average overweight to global fixed income relative to the Portfolio’s blended benchmark (consisting of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index) had a negative impact on performance. Below the asset class level, the sub-adviser’s value recovery theme detracted from performance, led lower by overweights in U.S. value versus expensive stocks, and in emerging markets (“EM”) value stocks versus EM equities, as global rate cuts and a more optimistic growth outlook favored long-duration growth stocks over cheap value stocks. A tactical overweight in U.S. equity volatility also detracted, as volatility declined faster than anticipated. Lastly, an overweight in European Monetary Union (“EMU”) equities versus Japanese equities detracted, as EMU equity multiples did not increase as anticipated and Japanese exporters benefited from a cheaper yen.

Contributing positions included overweights in South African 10-year bonds versus U.S. 10-year Treasury bonds, and in South African banks vs. EM equities. Other contributors included an overweight in EMU banks versus EMU equities, given reaccelerating EMU growth and falling EMU inflation. An overweight in the Turkish lira versus the U.S. dollar, another contributor, benefited from a material decline in Turkish inflation and more orthodox monetary policy from the Turkish central bank.

Transamerica Morgan Stanley Global Allocation VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI All Country World Index	Transamerica Morgan Stanley Global Allocation VP Blended Benchmark
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,000	$9,844	$9,919
2/28/2015	$10,343	$10,392	$10,207
3/31/2015	$10,272	$10,231	$10,097
4/30/2015	$10,454	$10,527	$10,271
5/31/2015	$10,484	$10,514	$10,235
6/30/2015	$10,292	$10,266	$10,087
7/31/2015	$10,292	$10,355	$10,193
8/31/2015	$9,924	$9,646	$9,808
9/30/2015	$9,636	$9,296	$9,644
10/31/2015	$10,069	$10,026	$10,100
11/30/2015	$10,021	$9,943	$10,007
12/31/2015	$9,900	$9,764	$9,922
1/31/2016	$9,564	$9,175	$9,655
2/29/2016	$9,479	$9,112	$9,698
3/31/2016	$9,888	$9,787	$10,185
4/30/2016	$9,985	$9,931	$10,296
5/31/2016	$9,985	$9,944	$10,280
6/30/2016	$9,973	$9,884	$10,360
7/31/2016	$10,285	$10,310	$10,636
8/31/2016	$10,316	$10,344	$10,613
9/30/2016	$10,352	$10,408	$10,671
10/31/2016	$10,254	$10,231	$10,469
11/30/2016	$10,267	$10,309	$10,394
12/31/2016	$10,389	$10,531	$10,523
1/31/2017	$10,561	$10,819	$10,710
2/28/2017	$10,745	$11,123	$10,916
3/31/2017	$10,830	$11,259	$10,991
4/30/2017	$10,965	$11,434	$11,138
5/31/2017	$11,137	$11,687	$11,337
6/30/2017	$11,161	$11,740	$11,356
7/31/2017	$11,382	$12,068	$11,588
8/31/2017	$11,430	$12,114	$11,651
9/30/2017	$11,580	$12,605	$11,874
10/31/2017	$11,730	$12,849	$12,063
12/31/2017	$11,817	$13,056	$12,175
1/31/2018	$12,243	$13,793	$12,596
2/28/2018	$11,867	$13,213	$12,268
3/31/2018	$11,755	$12,930	$12,168
4/30/2018	$11,717	$13,054	$12,169
5/31/2018	$11,692	$13,070	$12,178
6/30/2018	$11,655	$12,999	$12,148
7/31/2018	$11,867	$13,392	$12,374
8/31/2018	$11,893	$13,497	$12,469
9/30/2018	$11,841	$13,555	$12,480
10/31/2018	$11,268	$12,540	$11,905
11/30/2018	$11,398	$12,723	$12,026
12/31/2018	$10,943	$11,827	$11,606
1/31/2019	$11,502	$12,761	$12,198
2/28/2019	$11,645	$13,102	$12,367
3/31/2019	$11,762	$13,267	$12,524
4/30/2019	$11,984	$13,715	$12,777
5/31/2019	$11,658	$12,901	$12,421
6/30/2019	$12,127	$13,746	$13,008
7/31/2019	$12,101	$13,786	$13,017
8/31/2019	$12,108	$13,459	$12,972
9/30/2019	$12,194	$13,742	$13,101
10/31/2019	$12,465	$14,119	$13,340
11/30/2019	$12,621	$14,463	$13,495
12/31/2019	$12,935	$14,973	$13,787
1/31/2020	$12,949	$14,807	$13,785
2/29/2020	$12,393	$13,611	$13,154
3/31/2020	$11,282	$11,774	$12,128
4/30/2020	$12,165	$13,035	$12,941
5/31/2020	$12,550	$13,602	$13,301
6/30/2020	$12,906	$14,036	$13,604
7/31/2020	$13,490	$14,779	$14,209
8/31/2020	$14,008	$15,683	$14,722
9/30/2020	$13,698	$15,178	$14,416
10/31/2020	$13,528	$14,809	$14,211
11/30/2020	$14,859	$16,634	$15,366
12/31/2020	$15,339	$17,406	$15,876
1/31/2021	$15,432	$17,327	$15,777
2/28/2021	$15,633	$17,728	$15,888
3/31/2021	$15,757	$18,202	$16,020
4/30/2021	$16,252	$18,998	$16,521
5/31/2021	$16,562	$19,293	$16,738
6/30/2021	$16,407	$19,548	$16,811
7/31/2021	$16,484	$19,682	$16,970
8/31/2021	$16,594	$20,175	$17,197
9/30/2021	$16,212	$19,342	$16,648
10/31/2021	$16,540	$20,329	$17,142
11/30/2021	$16,322	$19,839	$16,874
12/31/2021	$16,631	$20,633	$17,270
1/31/2022	$16,140	$19,620	$16,619
2/28/2022	$15,939	$19,113	$16,283
3/31/2022	$15,958	$19,527	$16,296
4/30/2022	$14,902	$17,964	$15,156
5/31/2022	$14,993	$17,985	$15,183
6/30/2022	$13,792	$16,469	$14,220
7/31/2022	$14,356	$17,619	$14,937
8/31/2022	$13,744	$16,970	$14,372
9/30/2022	$12,595	$15,346	$13,251
10/31/2022	$13,065	$16,272	$13,694
11/30/2022	$13,927	$17,534	$14,589
12/31/2022	$13,718	$16,844	$14,276
1/31/2023	$14,580	$18,051	$15,078
2/28/2023	$14,084	$17,534	$14,618
3/31/2023	$14,371	$18,075	$15,073
4/30/2023	$14,476	$18,334	$15,230
5/31/2023	$14,241	$18,138	$15,013
6/30/2023	$14,685	$19,191	$15,535
7/31/2023	$15,129	$19,894	$15,920
8/31/2023	$14,800	$19,338	$15,566
9/30/2023	$14,232	$18,538	$14,998
10/31/2023	$13,919	$17,981	$14,655
11/30/2023	$14,942	$19,640	$15,762
12/31/2023	$15,623	$20,584	$16,479
1/31/2024	$15,567	$20,704	$16,446
2/29/2024	$15,737	$21,593	$16,787
3/31/2024	$16,106	$22,271	$17,140
4/30/2024	$15,623	$21,536	$16,627
5/31/2024	$16,135	$22,411	$17,120
6/30/2024	$16,305	$22,910	$17,358
7/31/2024	$16,675	$23,279	$17,718
8/31/2024	$17,046	$23,870	$18,156
9/30/2024	$17,333	$24,425	$18,532
10/31/2024	$16,823	$23,877	$18,034
11/30/2024	$17,238	$24,770	$18,464
12/31/2024	$16,759	$24,183	$18,043

Average Annual Total Returns

I3DC1	1 Year	5 Years	10 Years
Initial Class	7.27%	5.32%	5.30%
MSCI All Country World IndexFootnote Reference(a)	17.49%	10.06%	9.23%
Transamerica Morgan Stanley Global Allocation VP Blended BenchmarkFootnote Reference(b)	9.49%	5.53%	6.08%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	Transamerica Morgan Stanley Global Allocation VP Blended Benchmark consists of 60% MSCI All Country World Index, and 40% Bloomberg Global Aggregate Index. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$932,597,291
Number of Portfolio Holdings	1,443
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,523,613

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	37.9%
Foreign Government Obligations	18.4
Repurchase Agreements	17.6
Corporate Debt Securities	9.0
U.S. Government Obligations	6.8
U.S. Government Agency Obligations	4.9
Mortgage-Backed Securities	2.8
Short-Term U.S. Government Obligations	1.9
Other Investment Company	1.2
Asset-Backed Securities	0.2
Municipal Government Obligations	0.1
Preferred Stocks	0.0Footnote Reference*
Warrants	0.0
Convertible Bonds	0.0
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Morgan Stanley Global Allocation VP

Initial Class

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.88%, 07/15/2034	2.2%
Apple, Inc.	1.8
NVIDIA Corp.	1.6
Microsoft Corp.	1.4
U.S. Treasury Bills, 4.62%, 01/09/2025	1.3
China Government Bonds, 3.27%, 11/19/2030	1.3
Republic of South Africa Government Bonds, 8.88%, 02/28/2035	1.1
Amazon.com, Inc.	1.0
Federal National Mortgage Association, 3.00%, 01/01/2053	1.0
U.S. Treasury Notes, 1.13%, 10/31/2026	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Morgan Stanley Global Allocation VP

Initial Class

Annual Shareholder Report

Transamerica Morgan Stanley Global Allocation VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Morgan Stanley Global Allocation VP (the "Portfolio") seeks high total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$111	1.07%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio’s fiscal year ended December 31, 2024 marked another strong year for equity markets fueled by better-than-expected economic growth and enthusiasm for widespread artificial intelligence adoption. Equities had strong gains for the year. For bonds, however, the backdrop of stronger economic growth and slower disinflation caused markets to price in fewer rate cuts than expected at the start of the cutting cycle. Global bond returns were negative in 2024, as 10-year yields rose in the U.S., Japan, and the U.K..

The Portfolio’s average overweight to global fixed income relative to the Portfolio’s blended benchmark (consisting of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index) had a negative impact on performance. Below the asset class level, the sub-adviser’s value recovery theme detracted from performance, led lower by overweights in U.S. value versus expensive stocks, and in emerging markets (“EM”) value stocks versus EM equities, as global rate cuts and a more optimistic growth outlook favored long-duration growth stocks over cheap value stocks. A tactical overweight in U.S. equity volatility also detracted, as volatility declined faster than anticipated. Lastly, an overweight in European Monetary Union (“EMU”) equities versus Japanese equities detracted, as EMU equity multiples did not increase as anticipated and Japanese exporters benefited from a cheaper yen.

Contributing positions included overweights in South African 10-year bonds versus U.S. 10-year Treasury bonds, and in South African banks vs. EM equities. Other contributors included an overweight in EMU banks versus EMU equities, given reaccelerating EMU growth and falling EMU inflation. An overweight in the Turkish lira versus the U.S. dollar, another contributor, benefited from a material decline in Turkish inflation and more orthodox monetary policy from the Turkish central bank.

Transamerica Morgan Stanley Global Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI All Country World Index	Transamerica Morgan Stanley Global Allocation VP Blended Benchmark
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,993	$9,844	$9,919
2/28/2015	$10,330	$10,392	$10,207
3/31/2015	$10,261	$10,231	$10,097
4/30/2015	$10,440	$10,527	$10,271
5/31/2015	$10,467	$10,514	$10,235
6/30/2015	$10,275	$10,266	$10,087
7/31/2015	$10,268	$10,355	$10,193
8/31/2015	$9,908	$9,646	$9,808
9/30/2015	$9,608	$9,296	$9,644
10/31/2015	$10,047	$10,026	$10,100
11/30/2015	$9,993	$9,943	$10,007
12/31/2015	$9,877	$9,764	$9,922
1/31/2016	$9,531	$9,175	$9,655
2/29/2016	$9,446	$9,112	$9,698
3/31/2016	$9,846	$9,787	$10,185
4/30/2016	$9,947	$9,931	$10,296
5/31/2016	$9,939	$9,944	$10,280
6/30/2016	$9,931	$9,884	$10,360
7/31/2016	$10,239	$10,310	$10,636
8/31/2016	$10,265	$10,344	$10,613
9/30/2016	$10,304	$10,408	$10,671
10/31/2016	$10,195	$10,231	$10,469
11/30/2016	$10,211	$10,309	$10,394
12/31/2016	$10,328	$10,531	$10,523
1/31/2017	$10,499	$10,819	$10,710
2/28/2017	$10,678	$11,123	$10,916
3/31/2017	$10,763	$11,259	$10,991
4/30/2017	$10,895	$11,434	$11,138
5/31/2017	$11,059	$11,687	$11,337
6/30/2017	$11,082	$11,740	$11,356
7/31/2017	$11,300	$12,068	$11,588
8/31/2017	$11,352	$12,114	$11,651
9/30/2017	$11,493	$12,605	$11,874
10/31/2017	$11,635	$12,849	$12,063
12/31/2017	$11,721	$13,056	$12,175
1/31/2018	$12,138	$13,793	$12,596
2/28/2018	$11,760	$13,213	$12,268
3/31/2018	$11,658	$12,930	$12,168
4/30/2018	$11,611	$13,054	$12,169
5/31/2018	$11,587	$13,070	$12,178
6/30/2018	$11,540	$12,999	$12,148
7/31/2018	$11,752	$13,392	$12,374
8/31/2018	$11,777	$13,497	$12,469
9/30/2018	$11,720	$13,555	$12,480
10/31/2018	$11,158	$12,540	$11,905
11/30/2018	$11,286	$12,723	$12,026
12/31/2018	$10,828	$11,827	$11,606
1/31/2019	$11,375	$12,761	$12,198
2/28/2019	$11,511	$13,102	$12,367
3/31/2019	$11,632	$13,267	$12,524
4/30/2019	$11,841	$13,715	$12,777
5/31/2019	$11,519	$12,901	$12,421
6/30/2019	$11,986	$13,746	$13,008
7/31/2019	$11,953	$13,786	$13,017
8/31/2019	$11,956	$13,459	$12,972
9/30/2019	$12,040	$13,742	$13,101
10/31/2019	$12,303	$14,119	$13,340
11/30/2019	$12,464	$14,463	$13,495
12/31/2019	$12,760	$14,973	$13,787
1/31/2020	$12,777	$14,807	$13,785
2/29/2020	$12,227	$13,611	$13,154
3/31/2020	$11,125	$11,774	$12,128
4/30/2020	$12,006	$13,035	$12,941
5/31/2020	$12,371	$13,602	$13,301
6/30/2020	$12,727	$14,036	$13,604
7/31/2020	$13,286	$14,779	$14,209
8/31/2020	$13,795	$15,683	$14,722
9/30/2020	$13,494	$15,178	$14,416
10/31/2020	$13,325	$14,809	$14,211
11/30/2020	$14,621	$16,634	$15,366
12/31/2020	$15,100	$17,406	$15,876
1/31/2021	$15,189	$17,327	$15,777
2/28/2021	$15,384	$17,728	$15,888
3/31/2021	$15,500	$18,202	$16,020
4/30/2021	$15,988	$18,998	$16,521
5/31/2021	$16,281	$19,293	$16,738
6/30/2021	$16,139	$19,548	$16,811
7/31/2021	$16,210	$19,682	$16,970
8/31/2021	$16,316	$20,175	$17,197
9/30/2021	$15,928	$19,342	$16,648
10/31/2021	$16,248	$20,329	$17,142
11/30/2021	$16,025	$19,839	$16,874
12/31/2021	$16,335	$20,633	$17,270
1/31/2022	$15,850	$19,620	$16,619
2/28/2022	$15,656	$19,113	$16,283
3/31/2022	$15,656	$19,527	$16,296
4/30/2022	$14,618	$17,964	$15,156
5/31/2022	$14,705	$17,985	$15,183
6/30/2022	$13,532	$16,469	$14,220
7/31/2022	$14,075	$17,619	$14,937
8/31/2022	$13,480	$16,970	$14,372
9/30/2022	$12,358	$15,346	$13,251
10/31/2022	$12,797	$16,272	$13,694
11/30/2022	$13,630	$17,534	$14,589
12/31/2022	$13,434	$16,844	$14,276
1/31/2023	$14,267	$18,051	$15,078
2/28/2023	$13,792	$17,534	$14,618
3/31/2023	$14,082	$18,075	$15,073
4/30/2023	$14,151	$18,334	$15,230
5/31/2023	$13,931	$18,138	$15,013
6/30/2023	$14,382	$19,191	$15,535
7/31/2023	$14,799	$19,894	$15,920
8/31/2023	$14,480	$19,338	$15,566
9/30/2023	$13,915	$18,538	$14,998
10/31/2023	$13,591	$17,981	$14,655
11/30/2023	$14,600	$19,640	$15,762
12/31/2023	$15,272	$20,584	$16,479
1/31/2024	$15,200	$20,704	$16,446
2/29/2024	$15,368	$21,593	$16,787
3/31/2024	$15,716	$22,271	$17,140
4/30/2024	$15,248	$21,536	$16,627
5/31/2024	$15,752	$22,411	$17,120
6/30/2024	$15,908	$22,910	$17,358
7/31/2024	$16,281	$23,279	$17,718
8/31/2024	$16,609	$23,870	$18,156
9/30/2024	$16,899	$24,425	$18,532
10/31/2024	$16,408	$23,877	$18,034
11/30/2024	$16,798	$24,770	$18,464
12/31/2024	$16,320	$24,183	$18,043

Average Annual Total Returns

I3DC2	1 Year	5 Years	10 Years
Service Class	6.78%	5.04%	5.02%
MSCI All Country World IndexFootnote Reference(a)	17.49%	10.06%	9.23%
Transamerica Morgan Stanley Global Allocation VP Blended BenchmarkFootnote Reference(b)	9.49%	5.53%	6.08%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	Transamerica Morgan Stanley Global Allocation VP Blended Benchmark consists of 60% MSCI All Country World Index, and 40% Bloomberg Global Aggregate Index. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$932,597,291
Number of Portfolio Holdings	1,443
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,523,613

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	37.9%
Foreign Government Obligations	18.4
Repurchase Agreements	17.6
Corporate Debt Securities	9.0
U.S. Government Obligations	6.8
U.S. Government Agency Obligations	4.9
Mortgage-Backed Securities	2.8
Short-Term U.S. Government Obligations	1.9
Other Investment Company	1.2
Asset-Backed Securities	0.2
Municipal Government Obligations	0.1
Preferred Stocks	0.0Footnote Reference*
Warrants	0.0
Convertible Bonds	0.0
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Morgan Stanley Global Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.88%, 07/15/2034	2.2%
Apple, Inc.	1.8
NVIDIA Corp.	1.6
Microsoft Corp.	1.4
U.S. Treasury Bills, 4.62%, 01/09/2025	1.3
China Government Bonds, 3.27%, 11/19/2030	1.3
Republic of South Africa Government Bonds, 8.88%, 02/28/2035	1.1
Amazon.com, Inc.	1.0
Federal National Mortgage Association, 3.00%, 01/01/2053	1.0
U.S. Treasury Notes, 1.13%, 10/31/2026	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Morgan Stanley Global Allocation VP

Service Class

Annual Shareholder Report

Transamerica MSCI EAFE Index VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica MSCI EAFE Index VP (the "Portfolio") seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$18	0.18%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Portfolio’s benchmark, the MSCI EAFE Index (“Index”). Large capitalization U.S. stocks, as measured by the S&P 500® Index, returned 25.02% for the fiscal year ended December 31, 2024, outpacing developed market stocks outside of North America, as measured by the Index, which returned 4.35% in U.S. dollar terms.

On a sector basis, the financials, information technology, and industrials sectors led during the fiscal year and contributed the most to the Portfolio’s performance. For the period, the consumer staples, basic materials, and energy sectors lagged the Index and detracted from the Portfolio’s performance.

On a country basis, Japan, the United Kingdom, and Germany contributed the most to the Portfolio’s performance over the fiscal year, while France, Denmark, and Switzerland detracted the most from the Portfolio’s returns.

On an individual security level, the top positive contributors to the Portfolio’s performance during the fiscal year were SAP SE, HSBC Holdings PLC, and Hitachi Ltd. The top detractors from the Portfolio’s performance during the period were Nestle SA, Novo Nordsik AS, and BHP Group Ltd.

The Portfolio used index futures in order to maximize liquidity and minimize transaction costs during the fiscal year, which detracted from Portfolio performance relative to the Index.

Transamerica MSCI EAFE Index VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI EAFE Index
1/12/2018	$10,000	$10,000
1/31/2018	$10,060	$10,192
2/28/2018	$9,552	$9,733
3/31/2018	$9,483	$9,568
4/30/2018	$9,647	$9,796
5/31/2018	$9,440	$9,589
6/30/2018	$9,328	$9,475
7/31/2018	$9,552	$9,709
8/31/2018	$9,340	$9,523
9/30/2018	$9,436	$9,609
10/31/2018	$8,664	$8,845
11/30/2018	$8,673	$8,835
12/31/2018	$8,257	$8,408
1/31/2019	$8,777	$8,962
2/28/2019	$9,002	$9,192
3/31/2019	$9,072	$9,260
4/30/2019	$9,340	$9,529
5/31/2019	$8,872	$9,085
6/30/2019	$9,401	$9,627
7/31/2019	$9,210	$9,506
8/31/2019	$9,034	$9,261
9/30/2019	$9,289	$9,531
10/31/2019	$9,631	$9,874
11/30/2019	$9,728	$9,987
12/31/2019	$10,018	$10,313
1/31/2020	$9,763	$10,099
2/29/2020	$8,972	$9,187
3/31/2020	$7,698	$7,970
4/30/2020	$8,208	$8,492
5/31/2020	$8,612	$8,867
6/30/2020	$8,946	$9,172
7/31/2020	$9,122	$9,388
8/31/2020	$9,570	$9,872
9/30/2020	$9,346	$9,620
10/31/2020	$8,970	$9,236
11/30/2020	$10,322	$10,669
12/31/2020	$10,832	$11,167
1/31/2021	$10,680	$11,049
2/28/2021	$10,912	$11,298
3/31/2021	$11,190	$11,569
4/30/2021	$11,539	$11,927
5/31/2021	$11,978	$12,327
6/30/2021	$11,790	$12,192
7/31/2021	$11,897	$12,285
8/31/2021	$12,088	$12,503
9/30/2021	$11,678	$12,149
10/31/2021	$12,024	$12,451
11/30/2021	$11,497	$11,873
12/31/2021	$12,051	$12,482
1/31/2022	$11,587	$11,880
2/28/2022	$11,260	$11,671
3/31/2022	$11,224	$11,759
4/30/2022	$10,487	$11,009
5/31/2022	$10,687	$11,107
6/30/2022	$9,732	$10,079
7/31/2022	$10,232	$10,582
8/31/2022	$9,625	$10,080
9/30/2022	$8,721	$9,142
10/31/2022	$9,230	$9,635
11/30/2022	$10,500	$10,721
12/31/2022	$10,330	$10,733
1/31/2023	$11,196	$11,603
2/28/2023	$10,867	$11,362
3/31/2023	$11,196	$11,659
4/30/2023	$11,506	$12,000
5/31/2023	$11,055	$11,507
6/30/2023	$11,544	$12,034
7/31/2023	$11,845	$12,425
8/31/2023	$11,419	$11,951
9/30/2023	$11,014	$11,548
10/31/2023	$10,648	$11,081
11/30/2023	$11,535	$12,111
12/31/2023	$12,181	$12,756
1/31/2024	$12,114	$12,831
2/29/2024	$12,471	$13,068
3/31/2024	$12,866	$13,512
4/30/2024	$12,461	$13,181
5/31/2024	$13,107	$13,708
6/30/2024	$12,828	$13,490
7/31/2024	$13,194	$13,887
8/31/2024	$13,643	$14,340
9/30/2024	$13,713	$14,479
10/31/2024	$12,981	$13,693
11/30/2024	$12,962	$13,618
12/31/2024	$12,586	$13,311

Average Annual Total Returns

I9CL1	1 Year	5 Years	Since Inception 1/12/18
Initial Class	3.32%	4.67%	3.36%
MSCI EAFE IndexFootnote Reference(a)	4.35%	5.24%	4.19%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$96,730,987
Number of Portfolio Holdings	724
Portfolio Turnover Rate	3%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

Transamerica MSCI EAFE Index VP

Initial Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	22.5%
United Kingdom	13.9
France	10.6
Switzerland	9.9
Germany	9.0
Australia	7.0
Netherlands	4.7
Sweden	3.5
Denmark	2.8
Spain	2.6

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.3%
Industrials	17.3
Health Care	12.1
Consumer Discretionary	10.8
Information Technology	8.6
Consumer Staples	8.1
Materials	5.9
Communication Services	4.7
Energy	3.5
Utilities	3.1
Real Estate	1.9
Repurchase Agreements	1.9
Preferred Stocks	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

ASML Holding NV	1.7%
Novo Nordisk AS, Class B	1.7
SAP SE	1.6
Nestle SA	1.3
AstraZeneca PLC	1.2
Toyota Motor Corp.	1.2
Roche Holding AG	1.2
Shell PLC	1.2
Novartis AG	1.2
LVMH Moet Hennessy Louis Vuitton SE	1.1

Transamerica MSCI EAFE Index VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica MSCI EAFE Index VP

Initial Class

Annual Shareholder Report

Transamerica MSCI EAFE Index VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica MSCI EAFE Index VP (the "Portfolio") seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$44	0.43%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Portfolio’s benchmark, the MSCI EAFE Index (“Index”). Large capitalization U.S. stocks, as measured by the S&P 500® Index, returned 25.02% for the fiscal year ended December 31, 2024, outpacing developed market stocks outside of North America, as measured by the Index, which returned 4.35% in U.S. dollar terms.

On a sector basis, the financials, information technology, and industrials sectors led during the fiscal year and contributed the most to the Portfolio’s performance. For the period, the consumer staples, basic materials, and energy sectors lagged the Index and detracted from the Portfolio’s performance.

On a country basis, Japan, the United Kingdom, and Germany contributed the most to the Portfolio’s performance over the fiscal year, while France, Denmark, and Switzerland detracted the most from the Portfolio’s returns.

On an individual security level, the top positive contributors to the Portfolio’s performance during the fiscal year were SAP SE, HSBC Holdings PLC, and Hitachi Ltd. The top detractors from the Portfolio’s performance during the period were Nestle SA, Novo Nordsik AS, and BHP Group Ltd.

The Portfolio used index futures in order to maximize liquidity and minimize transaction costs during the fiscal year, which detracted from Portfolio performance relative to the Index.

Transamerica MSCI EAFE Index VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI EAFE Index
5/1/2017	$10,000	$10,000
6/30/2017	$10,250	$10,381
7/31/2017	$10,230	$10,365
8/31/2017	$10,530	$10,665
9/30/2017	$10,490	$10,662
10/31/2017	$10,880	$11,099
11/30/2017	$10,960	$11,217
12/31/2017	$11,150	$11,399
1/31/2018	$11,680	$11,971
2/28/2018	$11,090	$11,433
3/31/2018	$11,010	$11,238
4/30/2018	$11,190	$11,507
5/31/2018	$10,950	$11,264
6/30/2018	$10,820	$11,129
7/31/2018	$11,070	$11,404
8/31/2018	$10,820	$11,185
9/30/2018	$10,931	$11,287
10/31/2018	$10,046	$10,390
11/30/2018	$10,046	$10,378
12/31/2018	$9,563	$9,876
1/31/2019	$10,156	$10,527
2/28/2019	$10,418	$10,797
3/31/2019	$10,498	$10,876
4/30/2019	$10,810	$11,193
5/31/2019	$10,267	$10,671
6/30/2019	$10,870	$11,308
7/31/2019	$10,649	$11,165
8/31/2019	$10,440	$10,878
9/30/2019	$10,746	$11,195
10/31/2019	$11,133	$11,598
11/30/2019	$11,245	$11,731
12/31/2019	$11,581	$12,114
1/31/2020	$11,275	$11,862
2/29/2020	$10,359	$10,791
3/31/2020	$8,892	$9,362
4/30/2020	$9,473	$9,974
5/31/2020	$9,941	$10,415
6/30/2020	$10,318	$10,773
7/31/2020	$10,522	$11,027
8/31/2020	$11,035	$11,595
9/30/2020	$10,776	$11,299
10/31/2020	$10,341	$10,849
11/30/2020	$11,895	$12,532
12/31/2020	$12,486	$13,117
1/31/2021	$12,310	$12,978
2/28/2021	$12,569	$13,271
3/31/2021	$12,880	$13,589
4/30/2021	$13,284	$14,009
5/31/2021	$13,791	$14,479
6/30/2021	$13,574	$14,320
7/31/2021	$13,688	$14,430
8/31/2021	$13,906	$14,685
9/30/2021	$13,433	$14,270
10/31/2021	$13,822	$14,624
11/30/2021	$13,212	$13,946
12/31/2021	$13,853	$14,661
1/31/2022	$13,317	$13,954
2/28/2022	$12,939	$13,709
3/31/2022	$12,886	$13,812
4/30/2022	$12,045	$12,931
5/31/2022	$12,276	$13,046
6/30/2022	$11,173	$11,838
7/31/2022	$11,740	$12,429
8/31/2022	$11,049	$11,840
9/30/2022	$9,997	$10,738
10/31/2022	$10,594	$11,317
11/30/2022	$12,047	$12,593
12/31/2022	$11,852	$12,607
1/31/2023	$12,828	$13,629
2/28/2023	$12,459	$13,346
3/31/2023	$12,828	$13,694
4/30/2023	$13,185	$14,095
5/31/2023	$12,654	$13,517
6/30/2023	$13,218	$14,136
7/31/2023	$13,565	$14,595
8/31/2023	$13,067	$14,037
9/30/2023	$12,601	$13,564
10/31/2023	$12,179	$13,015
11/30/2023	$13,189	$14,225
12/31/2023	$13,921	$14,984
1/31/2024	$13,854	$15,071
2/29/2024	$14,253	$15,349
3/31/2024	$14,697	$15,872
4/30/2024	$14,242	$15,482
5/31/2024	$14,974	$16,101
6/30/2024	$14,653	$15,845
7/31/2024	$15,063	$16,312
8/31/2024	$15,584	$16,844
9/30/2024	$15,652	$17,006
10/31/2024	$14,813	$16,084
11/30/2024	$14,790	$15,995
12/31/2024	$14,359	$15,635

Average Annual Total Returns

I9CL2	1 Year	5 Years	Since Inception 5/1/17
Service Class	3.15%	4.39%	4.83%
MSCI EAFE IndexFootnote Reference(a)	4.35%	5.24%	6.00%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$96,730,987
Number of Portfolio Holdings	724
Portfolio Turnover Rate	3%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

Transamerica MSCI EAFE Index VP

Service Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	22.5%
United Kingdom	13.9
France	10.6
Switzerland	9.9
Germany	9.0
Australia	7.0
Netherlands	4.7
Sweden	3.5
Denmark	2.8
Spain	2.6

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.3%
Industrials	17.3
Health Care	12.1
Consumer Discretionary	10.8
Information Technology	8.6
Consumer Staples	8.1
Materials	5.9
Communication Services	4.7
Energy	3.5
Utilities	3.1
Real Estate	1.9
Repurchase Agreements	1.9
Preferred Stocks	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

ASML Holding NV	1.7%
Novo Nordisk AS, Class B	1.7
SAP SE	1.6
Nestle SA	1.3
AstraZeneca PLC	1.2
Toyota Motor Corp.	1.2
Roche Holding AG	1.2
Shell PLC	1.2
Novartis AG	1.2
LVMH Moet Hennessy Louis Vuitton SE	1.1

Transamerica MSCI EAFE Index VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica MSCI EAFE Index VP

Service Class

Annual Shareholder Report

Transamerica Multi-Managed Balanced VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Multi-Managed Balanced VP (the "Portfolio") seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$68	0.63%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, performance for the fixed-income portion of the Portfolio (the “Fixed-Income Sleeve”) relative to the Bloomberg US Aggregate Bond Index (the “Fixed-Income Benchmark”) was driven by an overweight to credit. That positioning led the Fixed-Income Sleeve  to generate additional yield and to benefit more from the positive impact on price of spread compression as compared to the Fixed-Income Benchmark. Duration and curve positioning factors also contributed to relative performance.

At a sector level, selection within investment grade corporate credit was the largest contributor to relative returns with the largest contributors to relative returns being selection within transportation, technology and insurance. The overweight allocation to asset-backed securities (“ABS”) and an off-benchmark allocation to non-agency residential mortgage-backed securities (“RMBS”) also contributed.

Selection in government securities was the largest detractor from relative performance. During the fiscal year, the Fixed-Income Sleeve held longer-duration government securities relative to the Fixed-Income Benchmark.

Stock selection in hardware & semiconductors, retail and pharma/medical technology sectors contributed to returns, while stock selection in the banks & brokers, consumer staples and telecommunications sectors detracted from the performance of the equity portion of the Portfolio during the fiscal year.

Top contributors included an underweight position relative to the S&P 500® Index (the “Equity Benchmark”) in Intel and overweight allocations in Nvidia Corp. and Howmet Aerospace, Inc. Nvidia Corp.'s stock performance has been strong, driven by record revenues and growth in data center and gaming sectors. Key product launches and artificial intelligence (“AI”) advancements have boosted investor confidence.

Top detractors included an overweight allocation in NXP Semiconductors NV and an underweight in Broadcom, Inc. and Walmart, Inc. In 2024, NXP Semiconductors NV had mixed stock performance due to fluctuating financial results. Revenue declined year-on-year in the automotive and industrial sectors, affected by inventory issues and macroeconomic factors. Despite growth in mobile and communication infrastructure, overall performance was hindered by market weaknesses.

Transamerica Multi-Managed Balanced VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,900	$9,700	$10,210
2/28/2015	$10,208	$10,257	$10,114
3/31/2015	$10,122	$10,095	$10,161
4/30/2015	$10,129	$10,192	$10,124
5/31/2015	$10,229	$10,323	$10,100
6/30/2015	$10,057	$10,123	$9,990
7/31/2015	$10,172	$10,335	$10,059
8/31/2015	$9,784	$9,712	$10,045
9/30/2015	$9,647	$9,471	$10,113
10/31/2015	$10,121	$10,270	$10,114
11/30/2015	$10,128	$10,301	$10,088
12/31/2015	$10,021	$10,138	$10,055
1/31/2016	$9,731	$9,635	$10,193
2/29/2016	$9,708	$9,622	$10,266
3/31/2016	$10,144	$10,275	$10,360
4/30/2016	$10,205	$10,315	$10,400
5/31/2016	$10,335	$10,500	$10,402
6/30/2016	$10,358	$10,527	$10,589
7/31/2016	$10,648	$10,915	$10,656
8/31/2016	$10,659	$10,931	$10,644
9/30/2016	$10,643	$10,933	$10,638
10/31/2016	$10,524	$10,733	$10,556
11/30/2016	$10,699	$11,131	$10,307
12/31/2016	$10,811	$11,351	$10,321
1/31/2017	$10,970	$11,566	$10,341
2/28/2017	$11,257	$12,025	$10,411
3/31/2017	$11,273	$12,039	$10,405
4/30/2017	$11,385	$12,163	$10,486
5/31/2017	$11,488	$12,334	$10,566
6/30/2017	$11,504	$12,411	$10,556
7/31/2017	$11,672	$12,666	$10,601
8/31/2017	$11,745	$12,705	$10,696
9/30/2017	$11,859	$12,967	$10,645
10/31/2017	$12,013	$13,270	$10,652
11/30/2017	$12,233	$13,677	$10,638
12/31/2017	$12,339	$13,829	$10,687
1/31/2018	$12,688	$14,621	$10,564
2/28/2018	$12,322	$14,082	$10,464
3/31/2018	$12,152	$13,724	$10,531
4/30/2018	$12,119	$13,777	$10,452
5/31/2018	$12,306	$14,108	$10,527
6/30/2018	$12,363	$14,195	$10,514
7/31/2018	$12,664	$14,724	$10,516
8/31/2018	$12,917	$15,203	$10,584
9/30/2018	$12,943	$15,290	$10,516
10/31/2018	$12,291	$14,245	$10,433
11/30/2018	$12,497	$14,535	$10,495
12/31/2018	$11,887	$13,223	$10,688
1/31/2019	$12,514	$14,282	$10,801
2/28/2019	$12,737	$14,741	$10,795
3/31/2019	$12,969	$15,027	$11,002
4/30/2019	$13,303	$15,636	$11,005
5/31/2019	$12,849	$14,642	$11,201
6/30/2019	$13,449	$15,674	$11,341
7/31/2019	$13,570	$15,899	$11,366
8/31/2019	$13,543	$15,648	$11,661
9/30/2019	$13,665	$15,940	$11,599
10/31/2019	$13,879	$16,286	$11,634
11/30/2019	$14,196	$16,877	$11,628
12/31/2019	$14,475	$17,386	$11,620
1/31/2020	$14,596	$17,379	$11,843
2/29/2020	$14,019	$15,949	$12,056
3/31/2020	$12,817	$13,979	$11,985
4/30/2020	$13,953	$15,771	$12,198
5/31/2020	$14,419	$16,522	$12,255
6/30/2020	$14,699	$16,850	$12,332
7/31/2020	$15,323	$17,801	$12,517
8/31/2020	$15,998	$19,080	$12,416
9/30/2020	$15,575	$18,355	$12,409
10/31/2020	$15,289	$17,867	$12,353
11/30/2020	$16,372	$19,823	$12,475
12/31/2020	$16,776	$20,585	$12,492
1/31/2021	$16,668	$20,377	$12,402
2/28/2021	$16,815	$20,939	$12,223
3/31/2021	$17,239	$21,856	$12,071
4/30/2021	$17,898	$23,022	$12,166
5/31/2021	$17,997	$23,183	$12,206
6/30/2021	$18,312	$23,724	$12,291
7/31/2021	$18,656	$24,288	$12,429
8/31/2021	$18,951	$25,026	$12,405
9/30/2021	$18,310	$23,863	$12,298
10/31/2021	$19,161	$25,534	$12,294
11/30/2021	$19,119	$25,357	$12,331
12/31/2021	$19,634	$26,494	$12,299
1/31/2022	$18,899	$25,123	$12,034
2/28/2022	$18,489	$24,371	$11,900
3/31/2022	$18,678	$25,276	$11,569
4/30/2022	$17,417	$23,071	$11,130
5/31/2022	$17,448	$23,114	$11,202
6/30/2022	$16,460	$21,206	$11,026
7/31/2022	$17,532	$23,161	$11,296
8/31/2022	$16,909	$22,217	$10,977
9/30/2022	$15,688	$20,170	$10,502
10/31/2022	$16,293	$21,804	$10,366
11/30/2022	$17,091	$23,022	$10,748
12/31/2022	$16,438	$21,696	$10,699
1/31/2023	$17,284	$23,059	$11,028
2/28/2023	$16,885	$22,496	$10,743
3/31/2023	$17,417	$23,322	$11,016
4/30/2023	$17,634	$23,686	$11,083
5/31/2023	$17,634	$23,789	$10,962
6/30/2023	$18,335	$25,361	$10,923
7/31/2023	$18,698	$26,176	$10,915
8/31/2023	$18,513	$25,759	$10,846
9/30/2023	$17,802	$24,531	$10,570
10/31/2023	$17,472	$24,015	$10,403
11/30/2023	$18,729	$26,208	$10,874
12/31/2023	$19,516	$27,399	$11,291
1/31/2024	$19,732	$27,859	$11,260
2/29/2024	$20,278	$29,347	$11,100
3/31/2024	$20,761	$30,291	$11,203
4/30/2024	$20,075	$29,054	$10,920
5/31/2024	$20,812	$30,494	$11,105
6/30/2024	$21,383	$31,589	$11,210
7/31/2024	$21,650	$31,973	$11,472
8/31/2024	$22,121	$32,749	$11,637
9/30/2024	$22,486	$33,448	$11,793
10/31/2024	$22,175	$33,145	$11,500
11/30/2024	$22,986	$35,090	$11,622
12/31/2024	$22,432	$34,254	$11,432

Average Annual Total Returns

IBDC1	1 Year	5 Years	10 Years
Initial Class	14.94%	9.16%	8.41%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,437,499,580
Number of Portfolio Holdings	633
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,860,660

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.6%
Corporate Debt Securities	13.1
U.S. Government Obligations	10.7
U.S. Government Agency Obligations	10.2
Commercial Paper	7.6
Mortgage-Backed Securities	2.3
Asset-Backed Securities	1.9
Repurchase Agreements	1.5
Foreign Government Obligations	0.4
Short-Term U.S. Government Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(7.6)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Multi-Managed Balanced VP

Initial Class

Top Holdings (Percentage of Net Assets)

Apple, Inc.	4.4%
NVIDIA Corp.	4.3
Microsoft Corp.	4.2
Amazon.com, Inc.	2.8
Meta Platforms, Inc., Class A	1.8
Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	1.6
Alphabet, Inc., Class A	1.4
Tesla, Inc.	1.2
Uniform Mortgage-Backed Security, TBA, 3.00%, 01/01/2055	1.2
Mastercard, Inc., Class A	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Multi-Managed Balanced VP

Initial Class

Annual Shareholder Report

Transamerica Multi-Managed Balanced VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Multi-Managed Balanced VP (the "Portfolio") seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$94	0.88%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, performance for the fixed-income portion of the Portfolio (the “Fixed-Income Sleeve”) relative to the Bloomberg US Aggregate Bond Index (the “Fixed-Income Benchmark”) was driven by an overweight to credit. That positioning led the Fixed-Income Sleeve  to generate additional yield and to benefit more from the positive impact on price of spread compression as compared to the Fixed-Income Benchmark. Duration and curve positioning factors also contributed to relative performance.

At a sector level, selection within investment grade corporate credit was the largest contributor to relative returns with the largest contributors to relative returns being selection within transportation, technology and insurance. The overweight allocation to asset-backed securities (“ABS”) and an off-benchmark allocation to non-agency residential mortgage-backed securities (“RMBS”) also contributed.

Selection in government securities was the largest detractor from relative performance. During the fiscal year, the Fixed-Income Sleeve held longer-duration government securities relative to the Fixed-Income Benchmark.

Stock selection in hardware & semiconductors, retail and pharma/medical technology sectors contributed to returns, while stock selection in the banks & brokers, consumer staples and telecommunications sectors detracted from the performance of the equity portion of the Portfolio during the fiscal year.

Top contributors included an underweight position relative to the S&P 500® Index (the “Equity Benchmark”) in Intel and overweight allocations in Nvidia Corp. and Howmet Aerospace, Inc. Nvidia Corp.'s stock performance has been strong, driven by record revenues and growth in data center and gaming sectors. Key product launches and artificial intelligence (“AI”) advancements have boosted investor confidence.

Top detractors included an overweight allocation in NXP Semiconductors NV and an underweight in Broadcom, Inc. and Walmart, Inc. In 2024, NXP Semiconductors NV had mixed stock performance due to fluctuating financial results. Revenue declined year-on-year in the automotive and industrial sectors, affected by inventory issues and macroeconomic factors. Despite growth in mobile and communication infrastructure, overall performance was hindered by market weaknesses.

Transamerica Multi-Managed Balanced VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,898	$9,700	$10,210
2/28/2015	$10,203	$10,257	$10,114
3/31/2015	$10,116	$10,095	$10,161
4/30/2015	$10,116	$10,192	$10,124
5/31/2015	$10,218	$10,323	$10,100
6/30/2015	$10,044	$10,123	$9,990
7/31/2015	$10,160	$10,335	$10,059
8/31/2015	$9,769	$9,712	$10,045
9/30/2015	$9,629	$9,471	$10,113
10/31/2015	$10,102	$10,270	$10,114
11/30/2015	$10,110	$10,301	$10,088
12/31/2015	$9,994	$10,138	$10,055
1/31/2016	$9,707	$9,635	$10,193
2/29/2016	$9,684	$9,622	$10,266
3/31/2016	$10,110	$10,275	$10,360
4/30/2016	$10,172	$10,315	$10,400
5/31/2016	$10,296	$10,500	$10,402
6/30/2016	$10,319	$10,527	$10,589
7/31/2016	$10,606	$10,915	$10,656
8/31/2016	$10,611	$10,931	$10,644
9/30/2016	$10,595	$10,933	$10,638
10/31/2016	$10,474	$10,733	$10,556
11/30/2016	$10,644	$11,131	$10,307
12/31/2016	$10,757	$11,351	$10,321
1/31/2017	$10,910	$11,566	$10,341
2/28/2017	$11,193	$12,025	$10,411
3/31/2017	$11,209	$12,039	$10,405
4/30/2017	$11,323	$12,163	$10,486
5/31/2017	$11,420	$12,334	$10,566
6/30/2017	$11,436	$12,411	$10,556
7/31/2017	$11,597	$12,666	$10,601
8/31/2017	$11,666	$12,705	$10,696
9/30/2017	$11,774	$12,967	$10,645
10/31/2017	$11,930	$13,270	$10,652
11/30/2017	$12,144	$13,677	$10,638
12/31/2017	$12,243	$13,829	$10,687
1/31/2018	$12,589	$14,621	$10,564
2/28/2018	$12,227	$14,082	$10,464
3/31/2018	$12,045	$13,724	$10,531
4/30/2018	$12,021	$13,777	$10,452
5/31/2018	$12,202	$14,108	$10,527
6/30/2018	$12,251	$14,195	$10,514
7/31/2018	$12,548	$14,724	$10,516
8/31/2018	$12,799	$15,203	$10,584
9/30/2018	$12,825	$15,290	$10,516
10/31/2018	$12,173	$14,245	$10,433
11/30/2018	$12,373	$14,535	$10,495
12/31/2018	$11,765	$13,223	$10,688
1/31/2019	$12,390	$14,282	$10,801
2/28/2019	$12,608	$14,741	$10,795
3/31/2019	$12,833	$15,027	$11,002
4/30/2019	$13,163	$15,636	$11,005
5/31/2019	$12,712	$14,642	$11,201
6/30/2019	$13,302	$15,674	$11,341
7/31/2019	$13,415	$15,899	$11,366
8/31/2019	$13,381	$15,648	$11,661
9/30/2019	$13,503	$15,940	$11,599
10/31/2019	$13,710	$16,286	$11,634
11/30/2019	$14,021	$16,877	$11,628
12/31/2019	$14,294	$17,386	$11,620
1/31/2020	$14,407	$17,379	$11,843
2/29/2020	$13,842	$15,949	$12,056
3/31/2020	$12,646	$13,979	$11,985
4/30/2020	$13,767	$15,771	$12,198
5/31/2020	$14,228	$16,522	$12,255
6/30/2020	$14,492	$16,850	$12,332
7/31/2020	$15,104	$17,801	$12,517
8/31/2020	$15,769	$19,080	$12,416
9/30/2020	$15,351	$18,355	$12,409
10/31/2020	$15,073	$17,867	$12,353
11/30/2020	$16,127	$19,823	$12,475
12/31/2020	$16,525	$20,585	$12,492
1/31/2021	$16,415	$20,377	$12,402
2/28/2021	$16,554	$20,939	$12,223
3/31/2021	$16,972	$21,856	$12,071
4/30/2021	$17,618	$23,022	$12,166
5/31/2021	$17,708	$23,183	$12,206
6/30/2021	$18,016	$23,724	$12,291
7/31/2021	$18,354	$24,288	$12,429
8/31/2021	$18,641	$25,026	$12,405
9/30/2021	$18,005	$23,863	$12,298
10/31/2021	$18,832	$25,534	$12,294
11/30/2021	$18,790	$25,357	$12,331
12/31/2021	$19,299	$26,494	$12,299
1/31/2022	$18,567	$25,123	$12,034
2/28/2022	$18,153	$24,371	$11,900
3/31/2022	$18,334	$25,276	$11,569
4/30/2022	$17,092	$23,071	$11,130
5/31/2022	$17,135	$23,114	$11,202
6/30/2022	$16,148	$21,206	$11,026
7/31/2022	$17,209	$23,161	$11,296
8/31/2022	$16,593	$22,217	$10,977
9/30/2022	$15,384	$20,170	$10,502
10/31/2022	$15,970	$21,804	$10,366
11/30/2022	$16,752	$23,022	$10,748
12/31/2022	$16,117	$21,696	$10,699
1/31/2023	$16,935	$23,059	$11,028
2/28/2023	$16,544	$22,496	$10,743
3/31/2023	$17,057	$23,322	$11,016
4/30/2023	$17,277	$23,686	$11,083
5/31/2023	$17,265	$23,789	$10,962
6/30/2023	$17,948	$25,361	$10,923
7/31/2023	$18,302	$26,176	$10,915
8/31/2023	$18,114	$25,759	$10,846
9/30/2023	$17,410	$24,531	$10,570
10/31/2023	$17,090	$24,015	$10,403
11/30/2023	$18,319	$26,208	$10,874
12/31/2023	$19,088	$27,399	$11,291
1/31/2024	$19,293	$27,859	$11,260
2/29/2024	$19,818	$29,347	$11,100
3/31/2024	$20,280	$30,291	$11,203
4/30/2024	$19,613	$29,054	$10,920
5/31/2024	$20,331	$30,494	$11,105
6/30/2024	$20,869	$31,589	$11,210
7/31/2024	$21,138	$31,973	$11,472
8/31/2024	$21,597	$32,749	$11,637
9/30/2024	$21,951	$33,448	$11,793
10/31/2024	$21,638	$33,145	$11,500
11/30/2024	$22,415	$35,090	$11,622
12/31/2024	$21,883	$34,254	$11,432

Average Annual Total Returns

IBDC2	1 Year	5 Years	10 Years
Service Class	14.64%	8.89%	8.15%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,437,499,580
Number of Portfolio Holdings	633
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,860,660

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.6%
Corporate Debt Securities	13.1
U.S. Government Obligations	10.7
U.S. Government Agency Obligations	10.2
Commercial Paper	7.6
Mortgage-Backed Securities	2.3
Asset-Backed Securities	1.9
Repurchase Agreements	1.5
Foreign Government Obligations	0.4
Short-Term U.S. Government Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(7.6)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Multi-Managed Balanced VP

Service Class

Top Holdings (Percentage of Net Assets)

Apple, Inc.	4.4%
NVIDIA Corp.	4.3
Microsoft Corp.	4.2
Amazon.com, Inc.	2.8
Meta Platforms, Inc., Class A	1.8
Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	1.6
Alphabet, Inc., Class A	1.4
Tesla, Inc.	1.2
Uniform Mortgage-Backed Security, TBA, 3.00%, 01/01/2055	1.2
Mastercard, Inc., Class A	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Multi-Managed Balanced VP

Service Class

Annual Shareholder Report

Transamerica PineBridge Inflation Opportunities VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica PineBridge Inflation Opportunities VP (the "Portfolio") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$54	0.53%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Bloomberg US Treasury Inflation Protected Securities Index (“Index”), a benchmark of the Portfolio, returned 1.83% for the fiscal year ended December 31, 2024. The primary contributor to Portfolio performance relative to the Index over the period was the Portfolio’s holdings in Japanese inflation-linked bonds hedged back to the U.S. Dollar (“USD”) which was driven by the relative yield advantage to comparable U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) held by the Index. The Portfolio held the Japanese positions on the expectation of higher inflation in Japan, as well as the yield advantage once the Yen exposed bonds were hedged back to USD. While the Portfolio’s nominal overweight to these bonds was a slight detractor to performance in the period, the yields after hedging back to USD were higher than comparable inflation-linked bonds denominated in USD. Additionally, the Portfolio’s European inflation-linked bonds hedged back to USD provided a positive contribution over the period given the yield advantage over similar USD denominated bonds, but to a lesser extent. Security selection within U.S. TIPS also contributed to the Portfolio’s performance, as the Portfolio was slightly overweight duration in these securities over the period, and the longer dated U.S. TIPS outperformed the Index.

The Portfolio’s overweight to European, United Kingdom, and Australian inflation-linked bonds was the primary detractor from the Portfolio’s performance over the period. The Portfolio’s exposure to these non-U.S. inflation-linked securities was partially offset by the Portfolio’s overweight to corporate industrial and financial bonds, which outperformed due to corporate spreads tightening over the period.

Transamerica PineBridge Inflation Opportunities VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,161	$10,190	$10,315
2/28/2015	$10,111	$10,131	$10,191
3/31/2015	$10,080	$10,173	$10,142
4/30/2015	$10,141	$10,161	$10,217
5/31/2015	$10,060	$10,143	$10,133
6/30/2015	$9,980	$10,030	$10,034
7/31/2015	$9,960	$10,088	$10,055
8/31/2015	$9,885	$10,059	$9,978
9/30/2015	$9,824	$10,098	$9,920
10/31/2015	$9,875	$10,130	$9,945
11/30/2015	$9,854	$10,093	$9,935
12/31/2015	$9,732	$10,043	$9,856
1/31/2016	$9,783	$10,154	$10,003
2/29/2016	$9,854	$10,226	$10,114
3/31/2016	$10,038	$10,351	$10,296
4/30/2016	$10,099	$10,422	$10,331
5/31/2016	$10,048	$10,430	$10,258
6/30/2016	$10,222	$10,614	$10,471
7/31/2016	$10,293	$10,701	$10,562
8/31/2016	$10,297	$10,713	$10,515
9/30/2016	$10,338	$10,715	$10,573
10/31/2016	$10,297	$10,644	$10,530
11/30/2016	$10,122	$10,405	$10,328
12/31/2016	$10,132	$10,436	$10,318
1/31/2017	$10,215	$10,472	$10,405
2/28/2017	$10,256	$10,553	$10,453
3/31/2017	$10,246	$10,550	$10,448
4/30/2017	$10,318	$10,637	$10,510
5/31/2017	$10,338	$10,719	$10,505
6/30/2017	$10,277	$10,710	$10,406
7/31/2017	$10,328	$10,764	$10,452
8/31/2017	$10,406	$10,856	$10,563
9/30/2017	$10,365	$10,818	$10,496
10/31/2017	$10,396	$10,831	$10,518
11/30/2017	$10,417	$10,815	$10,532
12/31/2017	$10,479	$10,863	$10,628
1/31/2018	$10,448	$10,758	$10,537
2/28/2018	$10,365	$10,656	$10,434
3/31/2018	$10,437	$10,710	$10,544
4/30/2018	$10,417	$10,638	$10,538
5/31/2018	$10,417	$10,696	$10,583
6/30/2018	$10,437	$10,681	$10,626
7/31/2018	$10,437	$10,703	$10,574
8/31/2018	$10,460	$10,756	$10,651
9/30/2018	$10,407	$10,710	$10,538
10/31/2018	$10,291	$10,620	$10,388
11/30/2018	$10,291	$10,668	$10,437
12/31/2018	$10,344	$10,835	$10,494
1/31/2019	$10,502	$10,984	$10,635
2/28/2019	$10,513	$10,996	$10,634
3/31/2019	$10,724	$11,195	$10,829
4/30/2019	$10,766	$11,210	$10,865
5/31/2019	$10,882	$11,382	$11,045
6/30/2019	$10,977	$11,543	$11,140
7/31/2019	$11,051	$11,578	$11,179
8/31/2019	$11,255	$11,840	$11,445
9/30/2019	$11,158	$11,788	$11,289
10/31/2019	$11,169	$11,826	$11,318
11/30/2019	$11,180	$11,824	$11,335
12/31/2019	$11,212	$11,842	$11,378
1/31/2020	$11,429	$12,054	$11,617
2/29/2020	$11,537	$12,235	$11,778
3/31/2020	$11,006	$11,996	$11,571
4/30/2020	$11,375	$12,236	$11,893
5/31/2020	$11,472	$12,350	$11,929
6/30/2020	$11,635	$12,453	$12,062
7/31/2020	$11,905	$12,672	$12,339
8/31/2020	$11,969	$12,599	$12,474
9/30/2020	$11,969	$12,576	$12,428
10/31/2020	$11,913	$12,531	$12,347
11/30/2020	$12,101	$12,695	$12,486
12/31/2020	$12,222	$12,739	$12,629
1/31/2021	$12,222	$12,659	$12,671
2/28/2021	$12,013	$12,495	$12,467
3/31/2021	$12,035	$12,350	$12,443
4/30/2021	$12,178	$12,454	$12,617
5/31/2021	$12,300	$12,501	$12,770
6/30/2021	$12,377	$12,592	$12,847
7/31/2021	$12,619	$12,719	$13,190
8/31/2021	$12,609	$12,710	$13,167
9/30/2021	$12,520	$12,602	$13,073
10/31/2021	$12,620	$12,591	$13,221
11/30/2021	$12,688	$12,607	$13,339
12/31/2021	$12,721	$12,598	$13,382
1/31/2022	$12,497	$12,322	$13,111
2/28/2022	$12,486	$12,154	$13,223
3/31/2022	$12,386	$11,828	$12,977
4/30/2022	$12,095	$11,387	$12,712
5/31/2022	$11,972	$11,449	$12,586
6/30/2022	$11,658	$11,221	$12,187
7/31/2022	$12,050	$11,503	$12,718
8/31/2022	$11,784	$11,204	$12,380
9/30/2022	$11,131	$10,721	$11,560
10/31/2022	$11,224	$10,603	$11,704
11/30/2022	$11,469	$10,999	$11,918
12/31/2022	$11,422	$10,961	$11,796
1/31/2023	$11,655	$11,301	$12,013
2/28/2023	$11,539	$11,024	$11,848
3/31/2023	$11,772	$11,282	$12,190
4/30/2023	$11,784	$11,351	$12,204
5/31/2023	$11,702	$11,233	$12,057
6/30/2023	$11,714	$11,216	$12,017
7/31/2023	$11,737	$11,227	$12,032
8/31/2023	$11,686	$11,160	$11,925
9/30/2023	$11,475	$10,893	$11,705
10/31/2023	$11,401	$10,730	$11,620
11/30/2023	$11,723	$11,213	$11,934
12/31/2023	$12,070	$11,638	$12,256
1/31/2024	$12,057	$11,610	$12,277
2/29/2024	$11,971	$11,471	$12,146
3/31/2024	$12,070	$11,584	$12,246
4/30/2024	$11,871	$11,313	$12,039
5/31/2024	$12,033	$11,500	$12,246
6/30/2024	$12,132	$11,606	$12,342
7/31/2024	$12,293	$11,869	$12,562
8/31/2024	$12,422	$12,044	$12,661
9/30/2024	$12,564	$12,209	$12,851
10/31/2024	$12,409	$11,932	$12,620
11/30/2024	$12,499	$12,057	$12,681
12/31/2024	$12,319	$11,875	$12,481

Average Annual Total Returns

I3CA1	1 Year	5 Years	10 Years
Initial Class	2.07%	1.90%	2.11%
Bloomberg US Universal Bond IndexFootnote Reference(a)	2.04%	0.06%	1.73%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	1.83%	1.87%	2.24%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$101,038,737
Number of Portfolio Holdings	92
Portfolio Turnover Rate	34%
Total Advisory Fees Paid (net of waivers and reimbursements)	$474,025
Average MaturityFootnote Reference§	7.30 years
DurationFootnote Reference†	6.42 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica PineBridge Inflation Opportunities VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	53.2%
AAA	9.7
AA	5.5
A	10.0
BBB	18.2
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	52.3%
Foreign Government Obligations	30.4
Corporate Debt Securities	12.4
Short-Term Investment Companies	2.0
Short-Term U.S. Government Obligations	1.0
Other Investment Company	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.0%
Spain Government Inflation-Linked Bonds, 1.00%, 11/30/2030	4.9
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	4.0
Australia Government Bonds, 2.50%, 09/20/2030	3.9
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	3.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	2.9
U.K. Inflation-Linked Gilt, 0.13%, 03/22/2029	2.8
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2045	2.7
U.S. Treasury Inflation-Protected Indexed Bonds, 2.38%, 01/15/2027	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2028	2.5

Transamerica PineBridge Inflation Opportunities VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica PineBridge Inflation Opportunities VP

Initial Class

Annual Shareholder Report

Transamerica PineBridge Inflation Opportunities VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica PineBridge Inflation Opportunities VP (the "Portfolio") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$79	0.78%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Bloomberg US Treasury Inflation Protected Securities Index (“Index”), a benchmark of the Portfolio, returned 1.83% for the fiscal year ended December 31, 2024. The primary contributor to Portfolio performance relative to the Index over the period was the Portfolio’s holdings in Japanese inflation-linked bonds hedged back to the U.S. Dollar (“USD”) which was driven by the relative yield advantage to comparable U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) held by the Index. The Portfolio held the Japanese positions on the expectation of higher inflation in Japan, as well as the yield advantage once the Yen exposed bonds were hedged back to USD. While the Portfolio’s nominal overweight to these bonds was a slight detractor to performance in the period, the yields after hedging back to USD were higher than comparable inflation-linked bonds denominated in USD. Additionally, the Portfolio’s European inflation-linked bonds hedged back to USD provided a positive contribution over the period given the yield advantage over similar USD denominated bonds, but to a lesser extent. Security selection within U.S. TIPS also contributed to the Portfolio’s performance, as the Portfolio was slightly overweight duration in these securities over the period, and the longer dated U.S. TIPS outperformed the Index.

The Portfolio’s overweight to European, United Kingdom, and Australian inflation-linked bonds was the primary detractor from the Portfolio’s performance over the period. The Portfolio’s exposure to these non-U.S. inflation-linked securities was partially offset by the Portfolio’s overweight to corporate industrial and financial bonds, which outperformed due to corporate spreads tightening over the period.

Transamerica PineBridge Inflation Opportunities VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,159	$10,190	$10,315
2/28/2015	$10,099	$10,131	$10,191
3/31/2015	$10,070	$10,173	$10,142
4/30/2015	$10,129	$10,161	$10,217
5/31/2015	$10,050	$10,143	$10,133
6/30/2015	$9,970	$10,030	$10,034
7/31/2015	$9,940	$10,088	$10,055
8/31/2015	$9,864	$10,059	$9,978
9/30/2015	$9,814	$10,098	$9,920
10/31/2015	$9,854	$10,130	$9,945
11/30/2015	$9,824	$10,093	$9,935
12/31/2015	$9,713	$10,043	$9,856
1/31/2016	$9,754	$10,154	$10,003
2/29/2016	$9,824	$10,226	$10,114
3/31/2016	$10,005	$10,351	$10,296
4/30/2016	$10,075	$10,422	$10,331
5/31/2016	$10,015	$10,430	$10,258
6/30/2016	$10,186	$10,614	$10,471
7/31/2016	$10,256	$10,701	$10,562
8/31/2016	$10,255	$10,713	$10,515
9/30/2016	$10,295	$10,715	$10,573
10/31/2016	$10,255	$10,644	$10,530
11/30/2016	$10,083	$10,405	$10,328
12/31/2016	$10,083	$10,436	$10,318
1/31/2017	$10,164	$10,472	$10,405
2/28/2017	$10,204	$10,553	$10,453
3/31/2017	$10,194	$10,550	$10,448
4/30/2017	$10,265	$10,637	$10,510
5/31/2017	$10,275	$10,719	$10,505
6/30/2017	$10,214	$10,710	$10,406
7/31/2017	$10,265	$10,764	$10,452
8/31/2017	$10,338	$10,856	$10,563
9/30/2017	$10,297	$10,818	$10,496
10/31/2017	$10,327	$10,831	$10,518
11/30/2017	$10,338	$10,815	$10,532
12/31/2017	$10,398	$10,863	$10,628
1/31/2018	$10,368	$10,758	$10,537
2/28/2018	$10,287	$10,656	$10,434
3/31/2018	$10,358	$10,710	$10,544
4/30/2018	$10,338	$10,638	$10,538
5/31/2018	$10,338	$10,696	$10,583
6/30/2018	$10,358	$10,681	$10,626
7/31/2018	$10,348	$10,703	$10,574
8/31/2018	$10,361	$10,756	$10,651
9/30/2018	$10,310	$10,710	$10,538
10/31/2018	$10,196	$10,620	$10,388
11/30/2018	$10,196	$10,668	$10,437
12/31/2018	$10,238	$10,835	$10,494
1/31/2019	$10,403	$10,984	$10,635
2/28/2019	$10,413	$10,996	$10,634
3/31/2019	$10,609	$11,195	$10,829
4/30/2019	$10,660	$11,210	$10,865
5/31/2019	$10,763	$11,382	$11,045
6/30/2019	$10,856	$11,543	$11,140
7/31/2019	$10,928	$11,578	$11,179
8/31/2019	$11,119	$11,840	$11,445
9/30/2019	$11,024	$11,788	$11,289
10/31/2019	$11,035	$11,826	$11,318
11/30/2019	$11,046	$11,824	$11,335
12/31/2019	$11,077	$11,842	$11,378
1/31/2020	$11,288	$12,054	$11,617
2/29/2020	$11,394	$12,235	$11,778
3/31/2020	$10,866	$11,996	$11,571
4/30/2020	$11,235	$12,236	$11,893
5/31/2020	$11,320	$12,350	$11,929
6/30/2020	$11,478	$12,453	$12,062
7/31/2020	$11,731	$12,672	$12,339
8/31/2020	$11,804	$12,599	$12,474
9/30/2020	$11,794	$12,576	$12,428
10/31/2020	$11,740	$12,531	$12,347
11/30/2020	$11,922	$12,695	$12,486
12/31/2020	$12,040	$12,739	$12,629
1/31/2021	$12,040	$12,659	$12,671
2/28/2021	$11,826	$12,495	$12,467
3/31/2021	$11,847	$12,350	$12,443
4/30/2021	$11,987	$12,454	$12,617
5/31/2021	$12,104	$12,501	$12,770
6/30/2021	$12,179	$12,592	$12,847
7/31/2021	$12,415	$12,719	$13,190
8/31/2021	$12,397	$12,710	$13,167
9/30/2021	$12,310	$12,602	$13,073
10/31/2021	$12,397	$12,591	$13,221
11/30/2021	$12,472	$12,607	$13,339
12/31/2021	$12,505	$12,598	$13,382
1/31/2022	$12,277	$12,322	$13,111
2/28/2022	$12,267	$12,154	$13,223
3/31/2022	$12,158	$11,828	$12,977
4/30/2022	$11,866	$11,387	$12,712
5/31/2022	$11,746	$11,449	$12,586
6/30/2022	$11,432	$11,221	$12,187
7/31/2022	$11,822	$11,503	$12,718
8/31/2022	$11,557	$11,204	$12,380
9/30/2022	$10,915	$10,721	$11,560
10/31/2022	$11,005	$10,603	$11,704
11/30/2022	$11,242	$10,999	$11,918
12/31/2022	$11,185	$10,961	$11,796
1/31/2023	$11,422	$11,301	$12,013
2/28/2023	$11,298	$11,024	$11,848
3/31/2023	$11,523	$11,282	$12,190
4/30/2023	$11,545	$11,351	$12,204
5/31/2023	$11,455	$11,233	$12,057
6/30/2023	$11,467	$11,216	$12,017
7/31/2023	$11,489	$11,227	$12,032
8/31/2023	$11,425	$11,160	$11,925
9/30/2023	$11,222	$10,893	$11,705
10/31/2023	$11,151	$10,730	$11,620
11/30/2023	$11,461	$11,213	$11,934
12/31/2023	$11,794	$11,638	$12,256
1/31/2024	$11,782	$11,610	$12,277
2/29/2024	$11,699	$11,471	$12,146
3/31/2024	$11,794	$11,584	$12,246
4/30/2024	$11,592	$11,313	$12,039
5/31/2024	$11,746	$11,500	$12,246
6/30/2024	$11,842	$11,606	$12,342
7/31/2024	$11,997	$11,869	$12,562
8/31/2024	$12,132	$12,044	$12,661
9/30/2024	$12,268	$12,209	$12,851
10/31/2024	$12,107	$11,932	$12,620
11/30/2024	$12,194	$12,057	$12,681
12/31/2024	$12,009	$11,875	$12,481

Average Annual Total Returns

I3CA2	1 Year	5 Years	10 Years
Service Class	1.82%	1.63%	1.85%
Bloomberg US Universal Bond IndexFootnote Reference(a)	2.04%	0.06%	1.73%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	1.83%	1.87%	2.24%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$101,038,737
Number of Portfolio Holdings	92
Portfolio Turnover Rate	34%
Total Advisory Fees Paid (net of waivers and reimbursements)	$474,025
Average MaturityFootnote Reference§	7.30 years
DurationFootnote Reference†	6.42 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica PineBridge Inflation Opportunities VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	53.2%
AAA	9.7
AA	5.5
A	10.0
BBB	18.2
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	52.3%
Foreign Government Obligations	30.4
Corporate Debt Securities	12.4
Short-Term Investment Companies	2.0
Short-Term U.S. Government Obligations	1.0
Other Investment Company	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.0%
Spain Government Inflation-Linked Bonds, 1.00%, 11/30/2030	4.9
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	4.0
Australia Government Bonds, 2.50%, 09/20/2030	3.9
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	3.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	2.9
U.K. Inflation-Linked Gilt, 0.13%, 03/22/2029	2.8
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2045	2.7
U.S. Treasury Inflation-Protected Indexed Bonds, 2.38%, 01/15/2027	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2028	2.5

Transamerica PineBridge Inflation Opportunities VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica PineBridge Inflation Opportunities VP

Service Class

Annual Shareholder Report

Transamerica ProFund UltraBear VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica ProFund UltraBear VP (the "Portfolio") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P 500® Index. The Portfolio does not seek to achieve its stated objective over a period of time greater than a single day.  This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$105	1.23%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the S&P 500® Index (“Index”) returned 25.02%. The Index is a measure of U.S. large capitalization stock market performance. It is a float-adjusted, market capitalization-weighted index of approximately 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability.

The Portfolio seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the return of the Index for a single day, not for any other period. The return of the Portfolio for periods longer than a single day will be the result of its return for each day compounded over that period. The Portfolio’s return for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Portfolio’s stated multiple ( 2x) times the return of the Portfolio’s Index for the same period.

During the fiscal year, the Portfolio invested in index futures contracts as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. Over the fiscal year, these instruments detracted from Portfolio performance.

Transamerica ProFund UltraBear VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,521	$9,700
2/28/2015	$9,375	$10,257
3/31/2015	$9,688	$10,095
4/30/2015	$9,479	$10,192
5/31/2015	$9,167	$10,323
6/30/2015	$9,583	$10,123
7/31/2015	$9,167	$10,335
8/31/2015	$10,313	$9,712
9/30/2015	$10,833	$9,471
10/31/2015	$9,063	$10,270
11/30/2015	$8,958	$10,301
12/31/2015	$9,271	$10,138
1/31/2016	$10,104	$9,635
2/29/2016	$10,104	$9,622
3/31/2016	$8,750	$10,275
4/30/2016	$8,646	$10,315
5/31/2016	$8,333	$10,500
6/30/2016	$8,333	$10,527
7/31/2016	$7,708	$10,915
8/31/2016	$7,708	$10,931
9/30/2016	$7,604	$10,933
10/31/2016	$7,917	$10,733
11/30/2016	$7,396	$11,131
12/31/2016	$7,083	$11,351
1/31/2017	$6,771	$11,566
2/28/2017	$6,250	$12,025
3/31/2017	$6,250	$12,039
4/30/2017	$6,146	$12,163
5/31/2017	$6,042	$12,334
6/30/2017	$5,938	$12,411
7/31/2017	$5,729	$12,666
8/31/2017	$5,625	$12,705
9/30/2017	$5,208	$13,270
10/31/2017	$4,896	$13,677
12/31/2017	$4,792	$13,829
1/31/2018	$4,271	$14,621
2/28/2018	$4,583	$14,082
3/31/2018	$4,792	$13,724
4/30/2018	$4,792	$13,777
5/31/2018	$4,583	$14,108
6/30/2018	$4,479	$14,195
7/31/2018	$4,167	$14,724
8/31/2018	$3,958	$15,203
9/30/2018	$3,854	$15,290
10/31/2018	$4,479	$14,245
11/30/2018	$4,271	$14,535
12/31/2018	$5,104	$13,223
1/31/2019	$4,375	$14,282
2/28/2019	$4,063	$14,741
3/31/2019	$3,958	$15,027
4/30/2019	$3,646	$15,636
5/31/2019	$4,167	$14,642
6/30/2019	$3,646	$15,674
7/31/2019	$3,542	$15,899
8/31/2019	$3,646	$15,648
9/30/2019	$3,542	$15,940
10/31/2019	$3,333	$16,286
11/30/2019	$3,125	$16,877
12/31/2019	$2,917	$17,386
1/31/2020	$2,917	$17,379
2/29/2020	$3,438	$15,949
3/31/2020	$3,438	$13,979
4/30/2020	$2,500	$15,771
5/31/2020	$2,292	$16,522
6/30/2020	$2,188	$16,850
7/31/2020	$1,875	$17,801
8/31/2020	$1,673	$19,080
9/30/2020	$1,777	$18,355
10/31/2020	$1,882	$17,867
11/30/2020	$1,463	$19,823
12/31/2020	$1,359	$20,585
1/31/2021	$1,359	$20,377
2/28/2021	$1,359	$20,939
3/31/2021	$1,254	$21,856
4/30/2021	$1,045	$23,022
5/31/2021	$1,045	$23,183
6/30/2021	$1,045	$23,724
7/31/2021	$941	$24,288
8/31/2021	$941	$25,026
9/30/2021	$941	$23,863
10/31/2021	$836	$25,534
11/30/2021	$836	$25,357
12/31/2021	$836	$26,494
1/31/2022	$876	$25,123
2/28/2022	$919	$24,371
3/31/2022	$840	$25,276
4/30/2022	$996	$23,071
5/31/2022	$972	$23,114
6/30/2022	$1,133	$21,206
7/31/2022	$942	$23,161
8/31/2022	$1,016	$22,217
9/30/2022	$1,217	$20,170
10/31/2022	$1,028	$21,804
11/30/2022	$914	$23,022
12/31/2022	$1,029	$21,696
1/31/2023	$912	$23,059
2/28/2023	$963	$22,496
3/31/2023	$898	$23,322
4/30/2023	$876	$23,686
5/31/2023	$872	$23,789
6/30/2023	$774	$25,361
7/31/2023	$733	$26,176
8/31/2023	$763	$25,759
9/30/2023	$848	$24,531
10/31/2023	$891	$24,015
11/30/2023	$753	$26,208
12/31/2023	$692	$27,399
1/31/2024	$677	$27,859
2/29/2024	$615	$29,347
3/31/2024	$583	$30,291
4/30/2024	$637	$29,054
5/31/2024	$583	$30,494
6/30/2024	$549	$31,589
7/31/2024	$539	$31,973
8/31/2024	$516	$32,749
9/30/2024	$498	$33,448
10/31/2024	$510	$33,145
11/30/2024	$457	$35,090
12/31/2024	$485	$34,254

Average Annual Total Returns

IXFRA	1 Year	5 Years	10 Years
Service Class	(29.96%)	(30.15%)	(26.11%)
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$11,535,377
Number of Portfolio Holdings (Including Derivatives)	5
Portfolio Turnover Rate	0%
Total Advisory Fees Paid (net of waivers and reimbursements)	$123,693

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Short-Term Investment Companies	68.1%
Repurchase Agreements	17.0
Net Other Assets (Liabilities)Footnote Reference^	14.9
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica ProFund UltraBear VP

Service Class

Top Holdings (Percentage of Net Assets)

Dreyfus Treasury & Agency Cash Management Fund, 4.34%	17.1%
BlackRock Liquidity Funds T-Fund, 4.36%	17.0
UBS Select Treasury Preferred Fund, 4.40%	17.0
State Street Institutional U.S. Government Money Market Fund, 4.43%	17.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica ProFund UltraBear VP

Service Class

Annual Shareholder Report

Transamerica S&P 500 Index VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica S&P 500 Index VP (the "Portfolio") seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$13	0.12%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Portfolio’s benchmark, the S&P 500® Index (“Index”). U.S. large capitalization stocks, as represented by the Index, experienced another strong year, returning 25.02% over the fiscal year ended December 31, 2024, and posting positive returns in each of the four calendar quarters.

The information technology, communications services, financials, and consumer discretionary sectors led during the period and contributed the most to the Portfolio’s performance. For the period, the basic materials, health care, real estate, and energy sectors lagged the Index and contributed the least to the Portfolio’s performance.

On an individual security level, the top positive contributors to the Portfolio’s performance during the period were NVIDIA Corp., Apple Inc., and Amazon.com, Inc. The top negative contributors to the Portfolio’s performance during the period were Intel Corp., Adobe, Inc., and Boeing Co.

Transamerica S&P 500 Index VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	S&P 500® Index
1/12/2018	$10,000	$10,000
1/31/2018	$10,136	$10,207
2/28/2018	$9,763	$9,831
3/31/2018	$9,508	$9,581
4/30/2018	$9,542	$9,618
5/31/2018	$9,763	$9,849
6/30/2018	$9,822	$9,910
7/31/2018	$10,186	$10,279
8/31/2018	$10,512	$10,614
9/30/2018	$10,572	$10,674
10/31/2018	$9,849	$9,944
11/30/2018	$10,044	$10,147
12/31/2018	$9,134	$9,231
1/31/2019	$9,857	$9,971
2/28/2019	$10,180	$10,291
3/31/2019	$10,376	$10,491
4/30/2019	$10,793	$10,916
5/31/2019	$10,112	$10,222
6/30/2019	$10,818	$10,942
7/31/2019	$10,971	$11,100
8/31/2019	$10,798	$10,924
9/30/2019	$10,994	$11,128
10/31/2019	$11,234	$11,369
11/30/2019	$11,635	$11,782
12/31/2019	$11,986	$12,137
1/31/2020	$11,977	$12,133
2/29/2020	$10,994	$11,134
3/31/2020	$9,635	$9,759
4/30/2020	$10,866	$11,010
5/31/2020	$11,387	$11,534
6/30/2020	$11,610	$11,764
7/31/2020	$12,259	$12,427
8/31/2020	$13,145	$13,320
9/30/2020	$12,635	$12,814
10/31/2020	$12,298	$12,473
11/30/2020	$13,646	$13,839
12/31/2020	$14,165	$14,371
1/31/2021	$14,018	$14,226
2/28/2021	$14,407	$14,618
3/31/2021	$15,038	$15,258
4/30/2021	$15,833	$16,072
5/31/2021	$15,945	$16,185
6/30/2021	$16,317	$16,562
7/31/2021	$16,697	$16,956
8/31/2021	$17,200	$17,471
9/30/2021	$16,402	$16,659
10/31/2021	$17,546	$17,826
11/30/2021	$17,422	$17,702
12/31/2021	$18,202	$18,496
1/31/2022	$17,253	$17,539
2/28/2022	$16,739	$17,013
3/31/2022	$17,360	$17,645
4/30/2022	$15,843	$16,107
5/31/2022	$15,869	$16,136
6/30/2022	$14,557	$14,804
7/31/2022	$15,896	$16,169
8/31/2022	$15,249	$15,510
9/30/2022	$13,839	$14,081
10/31/2022	$14,967	$15,221
11/30/2022	$15,794	$16,072
12/31/2022	$14,885	$15,146
1/31/2023	$15,812	$16,098
2/28/2023	$15,431	$15,705
3/31/2023	$15,994	$16,282
4/30/2023	$16,240	$16,536
5/31/2023	$16,313	$16,608
6/30/2023	$17,385	$17,705
7/31/2023	$17,940	$18,274
8/31/2023	$17,650	$17,983
9/30/2023	$16,811	$17,125
10/31/2023	$16,457	$16,765
11/30/2023	$17,948	$18,296
12/31/2023	$18,768	$19,128
1/31/2024	$19,076	$19,449
2/29/2024	$20,092	$20,487
3/31/2024	$20,744	$21,147
4/30/2024	$19,896	$20,283
5/31/2024	$20,874	$21,289
6/30/2024	$21,620	$22,052
7/31/2024	$21,881	$22,321
8/31/2024	$22,412	$22,862
9/30/2024	$22,881	$23,351
10/31/2024	$22,671	$23,139
11/30/2024	$24,002	$24,497
12/31/2024	$23,427	$23,913

Average Annual Total Returns

I9CJ1	1 Year	5 Years	Since Inception 1/12/18
Initial Class	24.82%	14.34%	12.99%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.32%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,119,290,970
Number of Portfolio Holdings	504
Portfolio Turnover Rate	2%
Total Advisory Fees Paid (net of waivers and reimbursements)	$798,632

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	32.3%
Financials	13.6
Consumer Discretionary	11.2
Health Care	10.1
Communication Services	9.3
Industrials	8.1
Consumer Staples	5.5
Energy	3.1
Utilities	2.3
Real Estate	2.1
Materials	1.9
Repurchase Agreements	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica S&P 500 Index VP

Initial Class

Top Holdings (Percentage of Net Assets)

Apple, Inc.	7.6%
NVIDIA Corp.	6.6
Microsoft Corp.	6.3
Amazon.com, Inc.	4.1
Meta Platforms, Inc., Class A	2.6
Tesla, Inc.	2.3
Alphabet, Inc., Class A	2.2
Broadcom, Inc.	2.2
Alphabet, Inc., Class C	1.8
Berkshire Hathaway, Inc., Class B	1.7

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica S&P 500 Index VP

Initial Class

Annual Shareholder Report

Transamerica S&P 500 Index VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica S&P 500 Index VP (the "Portfolio") seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$43	0.38%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Portfolio’s benchmark, the S&P 500® Index (“Index”). U.S. large capitalization stocks, as represented by the Index, experienced another strong year, returning 25.02% over the fiscal year ended December 31, 2024, and posting positive returns in each of the four calendar quarters.

The information technology, communications services, financials, and consumer discretionary sectors led during the period and contributed the most to the Portfolio’s performance. For the period, the basic materials, health care, real estate, and energy sectors lagged the Index and contributed the least to the Portfolio’s performance.

On an individual security level, the top positive contributors to the Portfolio’s performance during the period were NVIDIA Corp., Apple Inc., and Amazon.com, Inc. The top negative contributors to the Portfolio’s performance during the period were Intel Corp., Adobe, Inc., and Boeing Co.

Transamerica S&P 500 Index VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index
5/1/2017	$10,000	$10,000
6/30/2017	$10,140	$10,141
7/31/2017	$10,190	$10,204
8/31/2017	$10,390	$10,414
9/30/2017	$10,420	$10,446
10/31/2017	$10,890	$10,910
11/30/2017	$11,210	$11,245
12/31/2017	$11,320	$11,370
1/31/2018	$11,960	$12,021
2/28/2018	$11,510	$11,578
3/31/2018	$11,220	$11,283
4/30/2018	$11,260	$11,327
5/31/2018	$11,520	$11,599
6/30/2018	$11,590	$11,671
7/31/2018	$12,010	$12,105
8/31/2018	$12,391	$12,500
9/30/2018	$12,461	$12,571
10/31/2018	$11,598	$11,711
11/30/2018	$11,829	$11,950
12/31/2018	$10,755	$10,871
1/31/2019	$11,608	$11,742
2/28/2019	$11,989	$12,119
3/31/2019	$12,220	$12,355
4/30/2019	$12,702	$12,855
5/31/2019	$11,899	$12,038
6/30/2019	$12,722	$12,887
7/31/2019	$12,902	$13,072
8/31/2019	$12,698	$12,865
9/30/2019	$12,930	$13,105
10/31/2019	$13,202	$13,389
11/30/2019	$13,675	$13,875
12/31/2019	$14,078	$14,294
1/31/2020	$14,068	$14,288
2/29/2020	$12,909	$13,112
3/31/2020	$11,307	$11,493
4/30/2020	$12,758	$12,966
5/31/2020	$13,363	$13,584
6/30/2020	$13,625	$13,854
7/31/2020	$14,391	$14,635
8/31/2020	$15,418	$15,687
9/30/2020	$14,818	$15,091
10/31/2020	$14,421	$14,689
11/30/2020	$15,999	$16,297
12/31/2020	$16,609	$16,924
1/31/2021	$16,426	$16,753
2/28/2021	$16,884	$17,215
3/31/2021	$17,607	$17,969
4/30/2021	$18,543	$18,928
5/31/2021	$18,665	$19,060
6/30/2021	$19,092	$19,505
7/31/2021	$19,540	$19,969
8/31/2021	$20,124	$20,576
9/30/2021	$19,185	$19,619
10/31/2021	$20,521	$20,993
11/30/2021	$20,375	$20,848
12/31/2021	$21,282	$21,782
1/31/2022	$20,166	$20,655
2/28/2022	$19,561	$20,036
3/31/2022	$20,281	$20,780
4/30/2022	$18,507	$18,968
5/31/2022	$18,539	$19,003
6/30/2022	$16,995	$17,435
7/31/2022	$18,559	$19,042
8/31/2022	$17,796	$18,266
9/30/2022	$16,153	$16,583
10/31/2022	$17,455	$17,926
11/30/2022	$18,426	$18,928
12/31/2022	$17,359	$17,837
1/31/2023	$18,436	$18,958
2/28/2023	$17,988	$18,495
3/31/2023	$18,639	$19,174
4/30/2023	$18,916	$19,474
5/31/2023	$19,002	$19,558
6/30/2023	$20,250	$20,851
7/31/2023	$20,890	$21,521
8/31/2023	$20,549	$21,178
9/30/2023	$19,567	$20,168
10/31/2023	$19,141	$19,744
11/30/2023	$20,887	$21,547
12/31/2023	$21,826	$22,526
1/31/2024	$22,186	$22,905
2/29/2024	$23,365	$24,128
3/31/2024	$24,107	$24,904
4/30/2024	$23,114	$23,887
5/31/2024	$24,249	$25,071
6/30/2024	$25,122	$25,971
7/31/2024	$25,416	$26,287
8/31/2024	$26,018	$26,925
9/30/2024	$26,567	$27,500
10/31/2024	$26,320	$27,250
11/30/2024	$27,855	$28,850
12/31/2024	$27,183	$28,162

Average Annual Total Returns

I9CJ2	1 Year	5 Years	Since Inception 5/1/17
Service Class	24.54%	14.06%	13.92%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	14.45%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,119,290,970
Number of Portfolio Holdings	504
Portfolio Turnover Rate	2%
Total Advisory Fees Paid (net of waivers and reimbursements)	$798,632

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	32.3%
Financials	13.6
Consumer Discretionary	11.2
Health Care	10.1
Communication Services	9.3
Industrials	8.1
Consumer Staples	5.5
Energy	3.1
Utilities	2.3
Real Estate	2.1
Materials	1.9
Repurchase Agreements	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica S&P 500 Index VP

Service Class

Top Holdings (Percentage of Net Assets)

Apple, Inc.	7.6%
NVIDIA Corp.	6.6
Microsoft Corp.	6.3
Amazon.com, Inc.	4.1
Meta Platforms, Inc., Class A	2.6
Tesla, Inc.	2.3
Alphabet, Inc., Class A	2.2
Broadcom, Inc.	2.2
Alphabet, Inc., Class C	1.8
Berkshire Hathaway, Inc., Class B	1.7

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica S&P 500 Index VP

Service Class

Annual Shareholder Report

Transamerica Small/Mid Cap Value VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Small/Mid Cap Value VP (the "Portfolio") seeks to maximize total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$86	0.82%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the Russell 3000® Index, a benchmark of the Portfolio.

The Portfolio’s mid-cap sleeve underperformed the Russell Mid Cap Value Index during the fiscal year ended December 31, 2024.

U.S. equities moved higher in 2024, following economic data that reinforced expectations of a soft or no-landing scenario, sentiment on artificial intelligence, and potential for regulatory change. This rise in equities accompanied what had already been a historically expensive market, driven notably by multiple expansion over more recent years.

Within utilities, the Portfolio’s mid-cap sleeve benefitted from an overweight allocation over the fiscal year and positive stock selection led by a position in NiSource, Inc., a utility holding company. Shares moved higher following the sale of an asset, positive rate settlements, and demand for data center growth. In energy, a position within a midstream company, Kinder Morgan, Inc., was the primary contributor driven by positive sentiment regarding energy needs to support artificial intelligence and liquefied natural gas export demand.

Within consumer discretionary, a position in Dollar Tree, Inc., a discount retailer, was the primary detractor as shares have been impacted by weakness in the lower end consumer. Within financials, our underweight to the capital markets sector was the primary driver of underperformance given sentiment on potential favorable regulatory changes.

The Portfolio’s small-cap sleeve outperformed the Russell 2000® Value Index (the “Small-Cap Benchmark”) during the fiscal year ending December 31, 2024.

The small-cap sleeve’s quality-first investment process was helped by the underperformance of companies generating negative free cash flow during the year while, counterintuitively, the shares of firms showing poor debt coverage beat the Small-Cap Benchmark.

The small-cap sleeve’s sub-adviser was able to offset that negative dynamic with strong individual stock selection during the year. Good relative performance in the industrials, financials, and consumer discretionary sectors led the way, while stock picking was challenged in the information technology, health care, and materials groups. Sector attribution was also favorable, although to a much lesser extent. The small-cap sleeve’s overweights to the industrials and information technology sectors contributed positively to its returns compared to the Small-Cap Benchmark, while an underweight to financials and an overweight to consumer discretionary hurt relative returns.

Transamerica Small/Mid Cap Value VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Russell 2500™ Value Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,762	$9,722	$9,747
2/28/2015	$10,207	$10,285	$10,198
3/31/2015	$10,379	$10,180	$10,302
4/30/2015	$10,181	$10,226	$10,154
5/31/2015	$10,414	$10,368	$10,279
6/30/2015	$10,344	$10,194	$10,171
7/31/2015	$10,216	$10,365	$10,020
8/31/2015	$9,622	$9,739	$9,533
9/30/2015	$9,215	$9,455	$9,196
10/31/2015	$9,896	$10,202	$9,741
11/30/2015	$10,166	$10,258	$9,905
12/31/2015	$9,749	$10,048	$9,451
1/31/2016	$9,042	$9,481	$8,872
2/29/2016	$8,996	$9,478	$8,968
3/31/2016	$9,861	$10,145	$9,766
4/30/2016	$9,962	$10,208	$9,956
5/31/2016	$10,197	$10,391	$10,132
6/30/2016	$10,064	$10,412	$10,193
7/31/2016	$10,507	$10,825	$10,657
8/31/2016	$10,693	$10,853	$10,752
9/30/2016	$10,710	$10,870	$10,822
10/31/2016	$10,432	$10,635	$10,499
11/30/2016	$11,501	$11,111	$11,505
12/31/2016	$11,808	$11,327	$11,833
1/31/2017	$11,979	$11,541	$11,898
2/28/2017	$12,332	$11,970	$12,120
3/31/2017	$12,388	$11,978	$12,025
4/30/2017	$12,474	$12,105	$12,013
5/31/2017	$12,468	$12,229	$11,752
6/30/2017	$12,667	$12,339	$12,064
7/31/2017	$12,883	$12,572	$12,158
8/31/2017	$12,547	$12,596	$11,947
9/30/2017	$12,922	$12,903	$12,527
10/31/2017	$13,004	$13,185	$12,595
11/30/2017	$13,588	$13,585	$13,007
12/31/2017	$13,645	$13,721	$13,059
1/31/2018	$13,937	$14,444	$13,224
2/28/2018	$13,397	$13,912	$12,575
3/31/2018	$13,473	$13,633	$12,713
4/30/2018	$13,442	$13,684	$12,851
5/31/2018	$13,695	$14,071	$13,379
6/30/2018	$13,943	$14,163	$13,450
7/31/2018	$14,292	$14,633	$13,718
8/31/2018	$14,602	$15,147	$14,030
9/30/2018	$14,390	$15,172	$13,810
10/31/2018	$13,352	$14,055	$12,629
11/30/2018	$13,585	$14,336	$12,868
12/31/2018	$12,081	$13,002	$11,445
1/31/2019	$13,345	$14,118	$12,724
2/28/2019	$13,776	$14,614	$13,122
3/31/2019	$13,663	$14,828	$12,947
4/30/2019	$14,214	$15,420	$13,401
5/31/2019	$13,246	$14,422	$12,390
6/30/2019	$14,101	$15,435	$13,192
7/31/2019	$14,235	$15,664	$13,277
8/31/2019	$13,568	$15,345	$12,631
9/30/2019	$14,259	$15,614	$13,209
10/31/2019	$14,422	$15,950	$13,399
11/30/2019	$14,748	$16,557	$13,728
12/31/2019	$15,135	$17,035	$14,142
1/31/2020	$14,724	$17,016	$13,627
2/29/2020	$13,258	$15,623	$12,313
3/31/2020	$10,132	$13,475	$9,243
4/30/2020	$11,443	$15,259	$10,466
5/31/2020	$12,009	$16,075	$10,943
6/30/2020	$12,133	$16,443	$11,147
7/31/2020	$12,498	$17,376	$11,482
8/31/2020	$12,973	$18,635	$12,004
9/30/2020	$12,547	$17,957	$11,542
10/31/2020	$12,834	$17,569	$11,803
11/30/2020	$14,844	$19,707	$13,868
12/31/2020	$15,747	$20,593	$14,832
1/31/2021	$15,886	$20,501	$15,160
2/28/2021	$17,125	$21,142	$16,509
3/31/2021	$18,241	$21,900	$17,328
4/30/2021	$19,005	$23,029	$18,072
5/31/2021	$19,448	$23,134	$18,439
6/30/2021	$19,119	$23,705	$18,196
7/31/2021	$18,963	$24,105	$17,929
8/31/2021	$19,383	$24,793	$18,307
9/30/2021	$18,846	$23,681	$17,819
10/31/2021	$19,523	$25,282	$18,665
11/30/2021	$18,995	$24,897	$18,016
12/31/2021	$20,175	$25,877	$18,953
1/31/2022	$19,630	$24,355	$17,989
2/28/2022	$19,721	$23,741	$18,283
3/31/2022	$20,002	$24,512	$18,668
4/30/2022	$18,986	$22,312	$17,403
5/31/2022	$19,779	$22,282	$17,736
6/30/2022	$17,937	$20,418	$15,795
7/31/2022	$19,275	$22,333	$17,324
8/31/2022	$18,587	$21,500	$16,781
9/30/2022	$16,760	$19,506	$15,084
10/31/2022	$18,440	$21,106	$16,676
11/30/2022	$19,393	$22,208	$17,514
12/31/2022	$18,499	$20,907	$16,473
1/31/2023	$19,933	$22,347	$18,119
2/28/2023	$19,364	$21,825	$17,606
3/31/2023	$18,686	$22,408	$16,703
4/30/2023	$18,617	$22,647	$16,480
5/31/2023	$17,969	$22,735	$16,010
6/30/2023	$19,324	$24,288	$17,433
7/31/2023	$20,267	$25,158	$18,455
8/31/2023	$19,904	$24,673	$17,744
9/30/2023	$19,104	$23,497	$16,795
10/31/2023	$18,270	$22,875	$15,852
11/30/2023	$19,444	$25,008	$17,291
12/31/2023	$20,792	$26,334	$19,105
1/31/2024	$20,551	$26,626	$18,569
2/29/2024	$21,253	$28,067	$19,314
3/31/2024	$22,317	$28,973	$20,265
4/30/2024	$21,176	$27,698	$18,991
5/31/2024	$21,801	$29,006	$19,791
6/30/2024	$21,242	$29,904	$19,393
7/31/2024	$23,062	$30,460	$20,963
8/31/2024	$22,943	$31,123	$20,962
9/30/2024	$22,943	$31,767	$21,260
10/31/2024	$22,646	$31,534	$20,992
11/30/2024	$24,222	$33,632	$22,844
12/31/2024	$22,634	$32,604	$21,204

Average Annual Total Returns

I9DC1	1 Year	5 Years	10 Years
Initial Class	8.86%	8.38%	8.51%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell 2500™ Value IndexFootnote Reference(b)	10.98%	8.44%	7.81%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$533,057,116
Number of Portfolio Holdings	219
Portfolio Turnover Rate	51%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,127,429

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	15.7%
Industrials	14.5
Health Care	12.6
Consumer Staples	10.5
Communication Services	7.1
Utilities	7.0
Consumer Discretionary	6.7
Information Technology	6.6
Energy	6.3
Materials	5.3
Real Estate	4.5
Repurchase Agreements	3.3
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small/Mid Cap Value VP

Initial Class

Top Holdings (Percentage of Net Assets)

First Citizens BancShares, Inc., Class A	1.7%
Dominion Energy, Inc.	1.6
Jazz Pharmaceuticals PLC	1.5
Evergy, Inc.	1.4
Baxter International, Inc.	1.4
Archer-Daniels-Midland Co.	1.4
Kraft Heinz Co.	1.4
Huntington Ingalls Industries, Inc.	1.3
Commercial Metals Co.	1.3
Perrigo Co. PLC	1.3

Material Portfolio Changes

This is a summary of a certain change to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Annual Operating Expenses Changes:

   Effective May 1, 2024, Transamerica Asset Management (“TAM”) reduced its management fee schedule for the Portfolio.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Small/Mid Cap Value VP

Initial Class

Annual Shareholder Report

Transamerica Small/Mid Cap Value VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Small/Mid Cap Value VP (the "Portfolio") seeks to maximize total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$112	1.07%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the Russell 3000® Index, a benchmark of the Portfolio.

The Portfolio’s mid-cap sleeve underperformed the Russell Mid Cap Value Index during the fiscal year ended December 31, 2024.

U.S. equities moved higher in 2024, following economic data that reinforced expectations of a soft or no-landing scenario, sentiment on artificial intelligence, and potential for regulatory change. This rise in equities accompanied what had already been a historically expensive market, driven notably by multiple expansion over more recent years.

Within utilities, the Portfolio’s mid-cap sleeve benefitted from an overweight allocation over the fiscal year and positive stock selection led by a position in NiSource, Inc., a utility holding company. Shares moved higher following the sale of an asset, positive rate settlements, and demand for data center growth. In energy, a position within a midstream company, Kinder Morgan, Inc., was the primary contributor driven by positive sentiment regarding energy needs to support artificial intelligence and liquefied natural gas export demand.

Within consumer discretionary, a position in Dollar Tree, Inc., a discount retailer, was the primary detractor as shares have been impacted by weakness in the lower end consumer. Within financials, our underweight to the capital markets sector was the primary driver of underperformance given sentiment on potential favorable regulatory changes.

The Portfolio’s small-cap sleeve outperformed the Russell 2000® Value Index (the “Small-Cap Benchmark”) during the fiscal year ending December 31, 2024.

The small-cap sleeve’s quality-first investment process was helped by the underperformance of companies generating negative free cash flow during the year while, counterintuitively, the shares of firms showing poor debt coverage beat the Small-Cap Benchmark.

The small-cap sleeve’s sub-adviser was able to offset that negative dynamic with strong individual stock selection during the year. Good relative performance in the industrials, financials, and consumer discretionary sectors led the way, while stock picking was challenged in the information technology, health care, and materials groups. Sector attribution was also favorable, although to a much lesser extent. The small-cap sleeve’s overweights to the industrials and information technology sectors contributed positively to its returns compared to the Small-Cap Benchmark, while an underweight to financials and an overweight to consumer discretionary hurt relative returns.

Transamerica Small/Mid Cap Value VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell 2500™ Value Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,762	$9,722	$9,747
2/28/2015	$10,206	$10,285	$10,198
3/31/2015	$10,373	$10,180	$10,302
4/30/2015	$10,175	$10,226	$10,154
5/31/2015	$10,404	$10,368	$10,279
6/30/2015	$10,332	$10,194	$10,171
7/31/2015	$10,206	$10,365	$10,020
8/31/2015	$9,608	$9,739	$9,533
9/30/2015	$9,198	$9,455	$9,196
10/31/2015	$9,877	$10,202	$9,741
11/30/2015	$10,146	$10,258	$9,905
12/31/2015	$9,727	$10,048	$9,451
1/31/2016	$9,017	$9,481	$8,872
2/29/2016	$8,971	$9,478	$8,968
3/31/2016	$9,830	$10,145	$9,766
4/30/2016	$9,934	$10,208	$9,956
5/31/2016	$10,162	$10,391	$10,132
6/30/2016	$10,027	$10,412	$10,193
7/31/2016	$10,473	$10,825	$10,657
8/31/2016	$10,651	$10,853	$10,752
9/30/2016	$10,668	$10,870	$10,822
10/31/2016	$10,384	$10,635	$10,499
11/30/2016	$11,449	$11,111	$11,505
12/31/2016	$11,750	$11,327	$11,833
1/31/2017	$11,918	$11,541	$11,898
2/28/2017	$12,265	$11,970	$12,120
3/31/2017	$12,323	$11,978	$12,025
4/30/2017	$12,404	$12,105	$12,013
5/31/2017	$12,399	$12,229	$11,752
6/30/2017	$12,590	$12,339	$12,064
7/31/2017	$12,798	$12,572	$12,158
8/31/2017	$12,465	$12,596	$11,947
9/30/2017	$12,839	$12,903	$12,527
10/31/2017	$12,917	$13,185	$12,595
11/30/2017	$13,491	$13,585	$13,007
12/31/2017	$13,543	$13,721	$13,059
1/31/2018	$13,834	$14,444	$13,224
2/28/2018	$13,298	$13,912	$12,575
3/31/2018	$13,369	$13,633	$12,713
4/30/2018	$13,336	$13,684	$12,851
5/31/2018	$13,582	$14,071	$13,379
6/30/2018	$13,827	$14,163	$13,450
7/31/2018	$14,170	$14,633	$13,718
8/31/2018	$14,470	$15,147	$14,030
9/30/2018	$14,261	$15,172	$13,810
10/31/2018	$13,226	$14,055	$12,629
11/30/2018	$13,456	$14,336	$12,868
12/31/2018	$11,967	$13,002	$11,445
1/31/2019	$13,211	$14,118	$12,724
2/28/2019	$13,636	$14,614	$13,122
3/31/2019	$13,521	$14,828	$12,947
4/30/2019	$14,060	$15,420	$13,401
5/31/2019	$13,103	$14,422	$12,390
6/30/2019	$13,945	$15,435	$13,192
7/31/2019	$14,081	$15,664	$13,277
8/31/2019	$13,411	$15,345	$12,631
9/30/2019	$14,090	$15,614	$13,209
10/31/2019	$14,248	$15,950	$13,399
11/30/2019	$14,572	$16,557	$13,728
12/31/2019	$14,952	$17,035	$14,142
1/31/2020	$14,541	$17,016	$13,627
2/29/2020	$13,095	$15,623	$12,313
3/31/2020	$9,997	$13,475	$9,243
4/30/2020	$11,293	$15,259	$10,466
5/31/2020	$11,854	$16,075	$10,943
6/30/2020	$11,972	$16,443	$11,147
7/31/2020	$12,328	$17,376	$11,482
8/31/2020	$12,796	$18,635	$12,004
9/30/2020	$12,362	$17,957	$11,542
10/31/2020	$12,654	$17,569	$11,803
11/30/2020	$14,626	$19,707	$13,868
12/31/2020	$15,511	$20,593	$14,832
1/31/2021	$15,653	$20,501	$15,160
2/28/2021	$16,864	$21,142	$16,509
3/31/2021	$17,967	$21,900	$17,328
4/30/2021	$18,710	$23,029	$18,072
5/31/2021	$19,144	$23,134	$18,439
6/30/2021	$18,819	$23,705	$18,196
7/31/2021	$18,660	$24,105	$17,929
8/31/2021	$19,061	$24,793	$18,307
9/30/2021	$18,533	$23,681	$17,819
10/31/2021	$19,196	$25,282	$18,665
11/30/2021	$18,667	$24,897	$18,016
12/31/2021	$19,825	$25,877	$18,953
1/31/2022	$19,288	$24,355	$17,989
2/28/2022	$19,372	$23,741	$18,283
3/31/2022	$19,649	$24,512	$18,668
4/30/2022	$18,642	$22,312	$17,403
5/31/2022	$19,422	$22,282	$17,736
6/30/2022	$17,609	$20,418	$15,795
7/31/2022	$18,919	$22,333	$17,324
8/31/2022	$18,245	$21,500	$16,781
9/30/2022	$16,441	$19,506	$15,084
10/31/2022	$18,084	$21,106	$16,676
11/30/2022	$19,016	$22,208	$17,514
12/31/2022	$18,135	$20,907	$16,473
1/31/2023	$19,537	$22,347	$18,119
2/28/2023	$18,976	$21,825	$17,606
3/31/2023	$18,315	$22,408	$16,703
4/30/2023	$18,235	$22,647	$16,480
5/31/2023	$17,594	$22,735	$16,010
6/30/2023	$18,926	$24,288	$17,433
7/31/2023	$19,838	$25,158	$18,455
8/31/2023	$19,486	$24,673	$17,744
9/30/2023	$18,691	$23,497	$16,795
10/31/2023	$17,873	$22,875	$15,852
11/30/2023	$19,016	$25,008	$17,291
12/31/2023	$20,338	$26,334	$19,105
1/31/2024	$20,102	$26,626	$18,569
2/29/2024	$20,775	$28,067	$19,314
3/31/2024	$21,817	$28,973	$20,265
4/30/2024	$20,696	$27,698	$18,991
5/31/2024	$21,290	$29,006	$19,791
6/30/2024	$20,752	$29,904	$19,393
7/31/2024	$22,512	$30,460	$20,963
8/31/2024	$22,394	$31,123	$20,962
9/30/2024	$22,394	$31,767	$21,260
10/31/2024	$22,103	$31,534	$20,992
11/30/2024	$23,631	$33,632	$22,844
12/31/2024	$22,079	$32,604	$21,204

Average Annual Total Returns

I9DC2	1 Year	5 Years	10 Years
Service Class	8.56%	8.11%	8.24%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell 2500™ Value IndexFootnote Reference(b)	10.98%	8.44%	7.81%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$533,057,116
Number of Portfolio Holdings	219
Portfolio Turnover Rate	51%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,127,429

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	15.7%
Industrials	14.5
Health Care	12.6
Consumer Staples	10.5
Communication Services	7.1
Utilities	7.0
Consumer Discretionary	6.7
Information Technology	6.6
Energy	6.3
Materials	5.3
Real Estate	4.5
Repurchase Agreements	3.3
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small/Mid Cap Value VP

Service Class

Top Holdings (Percentage of Net Assets)

First Citizens BancShares, Inc., Class A	1.7%
Dominion Energy, Inc.	1.6
Jazz Pharmaceuticals PLC	1.5
Evergy, Inc.	1.4
Baxter International, Inc.	1.4
Archer-Daniels-Midland Co.	1.4
Kraft Heinz Co.	1.4
Huntington Ingalls Industries, Inc.	1.3
Commercial Metals Co.	1.3
Perrigo Co. PLC	1.3

Material Portfolio Changes

This is a summary of a certain change to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Annual Operating Expenses Changes:

   Effective May 1, 2024, Transamerica Asset Management (“TAM”) reduced its management fee schedule for the Portfolio.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Small/Mid Cap Value VP

Service Class

Annual Shareholder Report

Transamerica T. Rowe Price Small Cap VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica T. Rowe Price Small Cap VP (the "Portfolio") seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$88	0.83%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio outperformed the MSCI U.S. Small Cap Growth Index. The Portfolio’s relative outperformance of the index over the past 12 months was driven by security selection.

U.S. stocks advanced during the fiscal year, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Although inflation remained above the U.S. Federal Reserve’s long-term 2% target, the central bank shifted its focus toward the moderating labor market in the second half of the year and began reducing interest rates in mid-September.

Stock selection in the consumer discretionary sector boosted relative performance. Carvana Co. operates an online retail platform for used cars. Unlike traditional auto aggregators that acquire and sell used cars to dealerships, Carvana Co. owns and manages its own inventory of vehicles, sells them on its website or through wholesale auctions, and even provides its own financing services. The stock produced brisk gains in 2024, as the company reported significant improvements in various metrics—such as retail units sold, revenues, and earnings—during the year. Carvana Co. has also made strides to improve operating efficiency, contain costs, and enhance service quality.

The health care sector also contributed to relative returns, owing to stock choices. Conversely, information technology was the sole detractor from relative performance, due to unfavorable stock selection. MicroStrategy, Inc. is an analytics and business intelligence company with two stated corporate strategies: to acquire and hold Bitcoin, and to grow its enterprise analytics software business. Shares produced very strong gains in 2024. However, our average underweight position in MicroStrategy, Inc. versus the index detracted from results.

Transamerica T. Rowe Price Small Cap VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	MSCI U.S. Small Cap Growth Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,946	$9,722	$9,721
2/28/2015	$10,620	$10,285	$10,459
3/31/2015	$10,831	$10,180	$10,640
4/30/2015	$10,572	$10,226	$10,412
5/31/2015	$10,872	$10,368	$10,716
6/30/2015	$10,940	$10,194	$10,785
7/31/2015	$11,001	$10,365	$10,759
8/31/2015	$10,258	$9,739	$10,034
9/30/2015	$9,800	$9,455	$9,409
10/31/2015	$10,443	$10,202	$9,890
11/30/2015	$10,576	$10,258	$10,148
12/31/2015	$10,243	$10,048	$9,695
1/31/2016	$9,371	$9,481	$8,796
2/29/2016	$9,400	$9,478	$8,830
3/31/2016	$9,992	$10,145	$9,506
4/30/2016	$10,066	$10,208	$9,623
5/31/2016	$10,391	$10,391	$9,859
6/30/2016	$10,377	$10,412	$9,830
7/31/2016	$10,887	$10,825	$10,439
8/31/2016	$10,957	$10,853	$10,546
9/30/2016	$10,982	$10,870	$10,662
10/31/2016	$10,554	$10,635	$10,059
11/30/2016	$11,342	$11,111	$10,937
12/31/2016	$11,393	$11,327	$10,998
1/31/2017	$11,728	$11,541	$11,207
2/28/2017	$12,021	$11,970	$11,440
3/31/2017	$12,156	$11,978	$11,557
4/30/2017	$12,365	$12,105	$11,686
5/31/2017	$12,432	$12,229	$11,612
6/30/2017	$12,617	$12,339	$11,968
7/31/2017	$12,759	$12,572	$12,099
8/31/2017	$12,691	$12,596	$12,078
9/30/2017	$13,452	$13,185	$12,928
10/31/2017	$13,926	$13,585	$13,327
12/31/2017	$13,944	$13,721	$13,358
1/31/2018	$14,659	$14,444	$13,920
2/28/2018	$14,140	$13,912	$13,420
3/31/2018	$14,230	$13,633	$13,507
4/30/2018	$14,149	$13,684	$13,574
5/31/2018	$14,829	$14,071	$14,435
6/30/2018	$15,008	$14,163	$14,577
7/31/2018	$15,303	$14,633	$14,781
8/31/2018	$16,216	$15,147	$15,676
9/30/2018	$16,085	$15,172	$15,371
10/31/2018	$14,365	$14,055	$13,465
11/30/2018	$14,638	$14,336	$13,713
12/31/2018	$12,956	$13,002	$12,151
1/31/2019	$14,328	$14,118	$13,589
2/28/2019	$15,145	$14,614	$14,430
3/31/2019	$15,202	$14,828	$14,295
4/30/2019	$15,728	$15,420	$14,745
5/31/2019	$14,798	$14,422	$13,663
6/30/2019	$16,000	$15,435	$14,734
7/31/2019	$16,216	$15,664	$14,917
8/31/2019	$15,966	$15,345	$14,303
9/30/2019	$15,840	$15,614	$14,269
10/31/2019	$16,060	$15,950	$14,528
11/30/2019	$16,877	$16,557	$15,380
12/31/2019	$17,202	$17,035	$15,736
1/31/2020	$17,045	$17,016	$15,522
2/29/2020	$15,662	$15,623	$14,431
3/31/2020	$13,074	$13,475	$11,715
4/30/2020	$14,887	$15,259	$13,521
5/31/2020	$16,196	$16,075	$14,848
6/30/2020	$16,217	$16,443	$15,437
7/31/2020	$17,108	$17,376	$16,365
8/31/2020	$17,727	$18,635	$17,171
9/30/2020	$17,379	$17,957	$16,732
10/31/2020	$17,671	$17,569	$17,004
11/30/2020	$19,918	$19,707	$19,774
12/31/2020	$21,255	$20,593	$21,545
1/31/2021	$21,154	$20,501	$22,699
2/28/2021	$22,154	$21,142	$23,649
3/31/2021	$22,165	$21,900	$23,276
4/30/2021	$23,007	$23,029	$24,044
5/31/2021	$22,311	$23,134	$23,497
6/30/2021	$22,715	$23,705	$24,595
7/31/2021	$22,771	$24,105	$23,945
8/31/2021	$23,436	$24,793	$24,568
9/30/2021	$22,788	$23,681	$23,793
10/31/2021	$23,909	$25,282	$24,937
11/30/2021	$22,776	$24,897	$23,670
12/31/2021	$23,672	$25,877	$24,026
1/31/2022	$20,945	$24,355	$21,046
2/28/2022	$20,958	$23,741	$21,222
3/31/2022	$20,920	$24,512	$21,544
4/30/2022	$18,915	$22,312	$19,118
5/31/2022	$18,604	$22,282	$18,632
6/30/2022	$17,384	$20,418	$17,147
7/31/2022	$19,289	$22,333	$19,073
8/31/2022	$18,598	$21,500	$18,668
9/30/2022	$17,114	$19,506	$16,943
10/31/2022	$18,598	$21,106	$18,403
11/30/2022	$19,425	$22,208	$18,859
12/31/2022	$18,373	$20,907	$17,741
1/31/2023	$20,026	$22,347	$19,746
2/28/2023	$19,857	$21,825	$19,467
3/31/2023	$19,688	$22,408	$19,095
4/30/2023	$19,650	$22,647	$18,799
5/31/2023	$19,406	$22,735	$18,727
6/30/2023	$20,947	$24,288	$20,350
7/31/2023	$21,341	$25,158	$21,365
8/31/2023	$20,899	$24,673	$20,451
9/30/2023	$19,765	$23,497	$19,115
10/31/2023	$18,612	$22,875	$17,705
11/30/2023	$20,293	$25,008	$19,423
12/31/2023	$22,267	$26,334	$21,691
1/31/2024	$21,915	$26,626	$20,803
2/29/2024	$23,577	$28,067	$22,388
3/31/2024	$24,281	$28,973	$23,030
4/30/2024	$22,756	$27,698	$21,358
5/31/2024	$23,812	$29,006	$22,590
6/30/2024	$23,949	$29,904	$22,481
7/31/2024	$25,278	$30,460	$24,012
8/31/2024	$25,559	$31,123	$23,817
9/30/2024	$25,761	$31,767	$24,094
10/31/2024	$25,296	$31,534	$23,803
11/30/2024	$27,523	$33,632	$26,433
12/31/2024	$25,113	$32,604	$24,369

Average Annual Total Returns

IBPN1	1 Year	5 Years	10 Years
Initial Class	12.78%	7.86%	9.65%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
MSCI U.S. Small Cap Growth IndexFootnote Reference(b)	12.35%	9.14%	9.32%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$652,080,574
Number of Portfolio Holdings	331
Portfolio Turnover Rate	45%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,257,781

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	22.9%
Health Care	20.6
Information Technology	19.9
Consumer Discretionary	13.5
Financials	6.3
Materials	4.8
Consumer Staples	4.8
Energy	4.1
Communication Services	2.0
Real Estate	0.4
Utilities	0.1
Repurchase Agreements	0.6
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica T. Rowe Price Small Cap VP

Initial Class

Top Holdings (Percentage of Net Assets)

Sprouts Farmers Market, Inc.	1.1%
Murphy USA, Inc.	1.0
Encompass Health Corp.	0.9
Rambus, Inc.	0.9
Ensign Group, Inc.	0.8
Coca-Cola Consolidated, Inc.	0.8
Fabrinet	0.8
Descartes Systems Group, Inc.	0.7
Wingstop, Inc.	0.7
Globus Medical, Inc., Class A	0.7

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica T. Rowe Price Small Cap VP

Initial Class

Annual Shareholder Report

Transamerica T. Rowe Price Small Cap VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica T. Rowe Price Small Cap VP (the "Portfolio") seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$115	1.08%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio outperformed the MSCI U.S. Small Cap Growth Index. The Portfolio’s relative outperformance of the index over the past 12 months was driven by security selection.

U.S. stocks advanced during the fiscal year, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Although inflation remained above the U.S. Federal Reserve’s long-term 2% target, the central bank shifted its focus toward the moderating labor market in the second half of the year and began reducing interest rates in mid-September.

Stock selection in the consumer discretionary sector boosted relative performance. Carvana Co. operates an online retail platform for used cars. Unlike traditional auto aggregators that acquire and sell used cars to dealerships, Carvana Co. owns and manages its own inventory of vehicles, sells them on its website or through wholesale auctions, and even provides its own financing services. The stock produced brisk gains in 2024, as the company reported significant improvements in various metrics—such as retail units sold, revenues, and earnings—during the year. Carvana Co. has also made strides to improve operating efficiency, contain costs, and enhance service quality.

The health care sector also contributed to relative returns, owing to stock choices. Conversely, information technology was the sole detractor from relative performance, due to unfavorable stock selection. MicroStrategy, Inc. is an analytics and business intelligence company with two stated corporate strategies: to acquire and hold Bitcoin, and to grow its enterprise analytics software business. Shares produced very strong gains in 2024. However, our average underweight position in MicroStrategy, Inc. versus the index detracted from results.

Transamerica T. Rowe Price Small Cap VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	MSCI U.S. Small Cap Growth Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,937	$9,722	$9,721
2/28/2015	$10,614	$10,285	$10,459
3/31/2015	$10,818	$10,180	$10,640
4/30/2015	$10,564	$10,226	$10,412
5/31/2015	$10,860	$10,368	$10,716
6/30/2015	$10,924	$10,194	$10,785
7/31/2015	$10,987	$10,365	$10,759
8/31/2015	$10,246	$9,739	$10,034
9/30/2015	$9,785	$9,455	$9,409
10/31/2015	$10,423	$10,202	$9,890
11/30/2015	$10,553	$10,258	$10,148
12/31/2015	$10,216	$10,048	$9,695
1/31/2016	$9,340	$9,481	$8,796
2/29/2016	$9,371	$9,478	$8,830
3/31/2016	$9,962	$10,145	$9,506
4/30/2016	$10,031	$10,208	$9,623
5/31/2016	$10,361	$10,391	$9,859
6/30/2016	$10,338	$10,412	$9,830
7/31/2016	$10,845	$10,825	$10,439
8/31/2016	$10,910	$10,853	$10,546
9/30/2016	$10,928	$10,870	$10,662
10/31/2016	$10,508	$10,635	$10,059
11/30/2016	$11,296	$11,111	$10,937
12/31/2016	$11,339	$11,327	$10,998
1/31/2017	$11,663	$11,541	$11,207
2/28/2017	$11,952	$11,970	$11,440
3/31/2017	$12,092	$11,978	$11,557
4/30/2017	$12,285	$12,105	$11,686
5/31/2017	$12,355	$12,229	$11,612
6/30/2017	$12,539	$12,339	$11,968
7/31/2017	$12,679	$12,572	$12,099
8/31/2017	$12,608	$12,596	$12,078
9/30/2017	$13,358	$13,185	$12,928
10/31/2017	$13,827	$13,585	$13,327
12/31/2017	$13,836	$13,721	$13,358
1/31/2018	$14,549	$14,444	$13,920
2/28/2018	$14,024	$13,912	$13,420
3/31/2018	$14,108	$13,633	$13,507
4/30/2018	$14,033	$13,684	$13,574
5/31/2018	$14,699	$14,071	$14,435
6/30/2018	$14,877	$14,163	$14,577
7/31/2018	$15,168	$14,633	$14,781
8/31/2018	$16,068	$15,147	$15,676
9/30/2018	$15,930	$15,172	$15,371
10/31/2018	$14,232	$14,055	$13,465
11/30/2018	$14,498	$14,336	$13,713
12/31/2018	$12,829	$13,002	$12,151
1/31/2019	$14,182	$14,118	$13,589
2/28/2019	$14,982	$14,614	$14,430
3/31/2019	$15,041	$14,828	$14,295
4/30/2019	$15,555	$15,420	$14,745
5/31/2019	$14,636	$14,422	$13,663
6/30/2019	$15,822	$15,435	$14,734
7/31/2019	$16,029	$15,664	$14,917
8/31/2019	$15,786	$15,345	$14,303
9/30/2019	$15,653	$15,614	$14,269
10/31/2019	$15,875	$15,950	$14,528
11/30/2019	$16,674	$16,557	$15,380
12/31/2019	$16,984	$17,035	$15,736
1/31/2020	$16,829	$17,016	$15,522
2/29/2020	$15,465	$15,623	$14,431
3/31/2020	$12,902	$13,475	$11,715
4/30/2020	$14,688	$15,259	$13,521
5/31/2020	$15,975	$16,075	$14,848
6/30/2020	$15,997	$16,443	$15,437
7/31/2020	$16,873	$17,376	$16,365
8/31/2020	$17,486	$18,635	$17,171
9/30/2020	$17,127	$17,957	$16,732
10/31/2020	$17,414	$17,569	$17,004
11/30/2020	$19,627	$19,707	$19,774
12/31/2020	$20,942	$20,593	$21,545
1/31/2021	$20,835	$20,501	$22,699
2/28/2021	$21,815	$21,142	$23,649
3/31/2021	$21,815	$21,900	$23,276
4/30/2021	$22,641	$23,029	$24,044
5/31/2021	$21,959	$23,134	$23,497
6/30/2021	$22,353	$23,705	$24,595
7/31/2021	$22,401	$24,105	$23,945
8/31/2021	$23,049	$24,793	$24,568
9/30/2021	$22,407	$23,681	$23,793
10/31/2021	$23,504	$25,282	$24,937
11/30/2021	$22,393	$24,897	$23,670
12/31/2021	$23,263	$25,877	$24,026
1/31/2022	$20,587	$24,355	$21,046
2/28/2022	$20,587	$23,741	$21,222
3/31/2022	$20,547	$24,512	$21,544
4/30/2022	$18,567	$22,312	$19,118
5/31/2022	$18,260	$22,282	$18,632
6/30/2022	$17,056	$20,418	$17,147
7/31/2022	$18,929	$22,333	$19,073
8/31/2022	$18,239	$21,500	$18,668
9/30/2022	$16,797	$19,506	$16,943
10/31/2022	$18,239	$21,106	$18,403
11/30/2022	$19,045	$22,208	$18,859
12/31/2022	$18,006	$20,907	$17,741
1/31/2023	$19,618	$22,347	$19,746
2/28/2023	$19,448	$21,825	$19,467
3/31/2023	$19,278	$22,408	$19,095
4/30/2023	$19,257	$22,647	$18,799
5/31/2023	$19,003	$22,735	$18,727
6/30/2023	$20,508	$24,288	$20,350
7/31/2023	$20,890	$25,158	$21,365
8/31/2023	$20,432	$24,673	$20,451
9/30/2023	$19,344	$23,497	$19,115
10/31/2023	$18,211	$22,875	$17,705
11/30/2023	$19,833	$25,008	$19,423
12/31/2023	$21,765	$26,334	$21,691
1/31/2024	$21,409	$26,626	$20,803
2/29/2024	$23,053	$28,067	$22,388
3/31/2024	$23,719	$28,973	$23,030
4/30/2024	$22,231	$27,698	$21,358
5/31/2024	$23,253	$29,006	$22,590
6/30/2024	$23,386	$29,904	$22,481
7/31/2024	$24,674	$30,460	$24,012
8/31/2024	$24,949	$31,123	$23,817
9/30/2024	$25,157	$31,767	$24,094
10/31/2024	$24,671	$31,534	$23,803
11/30/2024	$26,847	$33,632	$26,433
12/31/2024	$24,509	$32,604	$24,369

Average Annual Total Returns

IBPN2	1 Year	5 Years	10 Years
Service Class	12.61%	7.61%	9.38%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
MSCI U.S. Small Cap Growth IndexFootnote Reference(b)	12.35%	9.14%	9.32%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$652,080,574
Number of Portfolio Holdings	331
Portfolio Turnover Rate	45%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,257,781

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	22.9%
Health Care	20.6
Information Technology	19.9
Consumer Discretionary	13.5
Financials	6.3
Materials	4.8
Consumer Staples	4.8
Energy	4.1
Communication Services	2.0
Real Estate	0.4
Utilities	0.1
Repurchase Agreements	0.6
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica T. Rowe Price Small Cap VP

Service Class

Top Holdings (Percentage of Net Assets)

Sprouts Farmers Market, Inc.	1.1%
Murphy USA, Inc.	1.0
Encompass Health Corp.	0.9
Rambus, Inc.	0.9
Ensign Group, Inc.	0.8
Coca-Cola Consolidated, Inc.	0.8
Fabrinet	0.8
Descartes Systems Group, Inc.	0.7
Wingstop, Inc.	0.7
Globus Medical, Inc., Class A	0.7

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica T. Rowe Price Small Cap VP

Service Class

Annual Shareholder Report

Transamerica TSW International Equity VP

(formerly, Transamerica TS&W International Equity VP)

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica TSW International Equity VP (the "Portfolio") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$87	0.86%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Foreign markets performed well during the Portfolio’s fiscal year ended December 31, 2024, but returns were held back by a surge in value of the U.S. dollar after the Presidential election. The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the year. Stock selection and positioning within the United Kingdom detracted most from relative returns. Lack of exposure to large regional index constituents, such as HSBC Holdings PLC and Rolls Royce Holdings PLC, was costly to relative results. Stock selection in metal and mining company Glencore PLC dragged on returns most due to commodity price weakness. On a sector basis, the financials sector weighed most on relative returns. While the Portfolio’s holdings in the sector produced the largest contribution to absolute return, underweight exposure to the rally in interest-rate sensitive banks detracted from relative results.

Europe contributed most to relative performance among regions due to the Portfolio’s holdings. Stock selection from multiple holdings contributed positively, including Heidelberg Materials AG, a leading cement producer, SAP SE, a software company, and AerCap Holdings NV, an aircraft lessor. Underweight exposure to the region’s largest holding, Novo Nordisk AS, also aided relative results within the region.

The materials sector contributed most to relative return at the sector level due to a combination of positive stock selection and positioning. The Portfolio’s underweight exposure to commodities and metal and mining companies was additive. From a stock selection perspective, positive impacts from Heidelberg Materials AG and Smurfit Westrock PLC were most additive.

Transamerica TSW International Equity VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI EAFE Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,072	$10,050
2/28/2015	$10,660	$10,652
3/31/2015	$10,523	$10,500
4/30/2015	$11,070	$10,937
5/31/2015	$11,102	$10,893
6/30/2015	$10,724	$10,588
7/31/2015	$10,925	$10,808
8/31/2015	$10,215	$10,014
9/30/2015	$9,758	$9,509
10/31/2015	$10,456	$10,253
11/30/2015	$10,281	$10,095
12/31/2015	$10,132	$9,961
1/31/2016	$9,517	$9,241
2/29/2016	$9,218	$9,075
3/31/2016	$9,941	$9,674
4/30/2016	$10,065	$9,964
5/31/2016	$10,065	$9,886
6/30/2016	$9,617	$9,558
7/31/2016	$10,140	$10,044
8/31/2016	$10,283	$10,052
9/30/2016	$10,369	$10,180
10/31/2016	$10,232	$9,973
11/30/2016	$9,976	$9,775
12/31/2016	$10,241	$10,111
1/31/2017	$10,505	$10,405
2/28/2017	$10,616	$10,556
3/31/2017	$11,000	$10,858
4/30/2017	$11,316	$11,143
5/31/2017	$11,692	$11,567
6/30/2017	$11,657	$11,550
7/31/2017	$11,913	$11,883
8/31/2017	$11,811	$11,881
9/30/2017	$12,229	$12,367
10/31/2017	$12,395	$12,498
12/31/2017	$12,587	$12,701
1/31/2018	$13,224	$13,339
2/28/2018	$12,622	$12,739
3/31/2018	$12,535	$12,522
4/30/2018	$12,718	$12,821
5/31/2018	$12,439	$12,551
6/30/2018	$12,255	$12,401
7/31/2018	$12,552	$12,707
8/31/2018	$12,340	$12,463
9/30/2018	$12,376	$12,577
10/31/2018	$11,330	$11,577
11/30/2018	$11,312	$11,564
12/31/2018	$10,633	$11,005
1/31/2019	$11,375	$11,730
2/28/2019	$11,509	$12,030
3/31/2019	$11,500	$12,119
4/30/2019	$11,929	$12,472
5/31/2019	$11,089	$11,891
6/30/2019	$11,768	$12,600
7/31/2019	$11,527	$12,441
8/31/2019	$11,286	$12,121
9/30/2019	$11,738	$12,474
10/31/2019	$12,227	$12,923
11/30/2019	$12,402	$13,071
12/31/2019	$12,873	$13,498
1/31/2020	$12,421	$13,217
2/29/2020	$11,415	$12,024
3/31/2020	$9,431	$10,432
4/30/2020	$10,215	$11,114
5/31/2020	$10,677	$11,605
6/30/2020	$11,138	$12,004
7/31/2020	$11,360	$12,287
8/31/2020	$11,924	$12,920
9/30/2020	$11,696	$12,590
10/31/2020	$11,172	$12,089
11/30/2020	$12,991	$13,964
12/31/2020	$13,715	$14,616
1/31/2021	$13,639	$14,461
2/28/2021	$14,058	$14,787
3/31/2021	$14,563	$15,142
4/30/2021	$15,001	$15,610
5/31/2021	$15,553	$16,134
6/30/2021	$15,248	$15,957
7/31/2021	$15,277	$16,078
8/31/2021	$15,477	$16,363
9/30/2021	$14,914	$15,901
10/31/2021	$15,380	$16,296
11/30/2021	$14,691	$15,539
12/31/2021	$15,554	$16,337
1/31/2022	$15,263	$15,548
2/28/2022	$14,798	$15,275
3/31/2022	$14,497	$15,391
4/30/2022	$13,683	$14,408
5/31/2022	$14,041	$14,537
6/30/2022	$12,606	$13,191
7/31/2022	$13,217	$13,850
8/31/2022	$12,304	$13,193
9/30/2022	$11,136	$11,965
10/31/2022	$11,946	$12,610
11/30/2022	$13,514	$14,032
12/31/2022	$13,315	$14,047
1/31/2023	$14,409	$15,186
2/28/2023	$14,030	$14,871
3/31/2023	$14,314	$15,259
4/30/2023	$14,704	$15,705
5/31/2023	$14,135	$15,061
6/30/2023	$14,662	$15,751
7/31/2023	$15,062	$16,262
8/31/2023	$14,503	$15,641
9/30/2023	$14,013	$15,114
10/31/2023	$13,524	$14,502
11/30/2023	$14,524	$15,851
12/31/2023	$15,375	$16,696
1/31/2024	$15,226	$16,793
2/29/2024	$15,460	$17,103
3/31/2024	$15,907	$17,685
4/30/2024	$15,439	$17,251
5/31/2024	$16,258	$17,941
6/30/2024	$15,875	$17,655
7/31/2024	$16,492	$18,175
8/31/2024	$17,012	$18,768
9/30/2024	$17,176	$18,950
10/31/2024	$16,235	$17,922
11/30/2024	$16,311	$17,823
12/31/2024	$15,895	$17,421

Average Annual Total Returns

IBDE1	1 Year	5 Years	10 Years
Initial Class	3.38%	4.31%	4.74%
MSCI EAFE IndexFootnote Reference(a)	4.35%	5.24%	5.71%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$193,517,214
Number of Portfolio Holdings	111
Portfolio Turnover Rate	24%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,461,496

Transamerica TSW International Equity VP

Initial Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.4%
United Kingdom	16.2
Germany	11.7
France	10.8
Switzerland	7.4
Ireland	5.0
Netherlands	4.3
Australia	3.0
Sweden	2.9
Belgium	2.7

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.6%
Industrials	14.3
Information Technology	11.3
Consumer Discretionary	11.1
Consumer Staples	10.1
Health Care	9.9
Materials	6.9
Energy	5.8
Communication Services	1.9
Utilities	1.5
Real Estate	0.5
Repurchase Agreements	4.1
Preferred Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.5%
Roche Holding AG	2.1
SAP SE	2.0
Hitachi Ltd.	1.9
Nestle SA	1.9
Sumitomo Mitsui Financial Group, Inc.	1.8
DBS Group Holdings Ltd.	1.7
ORIX Corp.	1.6
Veolia Environnement SA	1.5
Seven & i Holdings Co. Ltd.	1.5

Transamerica TSW International Equity VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica TSW International Equity VP

Initial Class

Annual Shareholder Report

Transamerica TSW International Equity VP

(formerly, Transamerica TS&W International Equity VP)

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica TSW International Equity VP (the "Portfolio") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$113	1.11%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Foreign markets performed well during the Portfolio’s fiscal year ended December 31, 2024, but returns were held back by a surge in value of the U.S. dollar after the Presidential election. The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the year. Stock selection and positioning within the United Kingdom detracted most from relative returns. Lack of exposure to large regional index constituents, such as HSBC Holdings PLC and Rolls Royce Holdings PLC, was costly to relative results. Stock selection in metal and mining company Glencore PLC dragged on returns most due to commodity price weakness. On a sector basis, the financials sector weighed most on relative returns. While the Portfolio’s holdings in the sector produced the largest contribution to absolute return, underweight exposure to the rally in interest-rate sensitive banks detracted from relative results.

Europe contributed most to relative performance among regions due to the Portfolio’s holdings. Stock selection from multiple holdings contributed positively, including Heidelberg Materials AG, a leading cement producer, SAP SE, a software company, and AerCap Holdings NV, an aircraft lessor. Underweight exposure to the region’s largest holding, Novo Nordisk AS, also aided relative results within the region.

The materials sector contributed most to relative return at the sector level due to a combination of positive stock selection and positioning. The Portfolio’s underweight exposure to commodities and metal and mining companies was additive. From a stock selection perspective, positive impacts from Heidelberg Materials AG and Smurfit Westrock PLC were most additive.

Transamerica TSW International Equity VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI EAFE Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,073	$10,050
2/28/2015	$10,648	$10,652
3/31/2015	$10,518	$10,500
4/30/2015	$11,061	$10,937
5/31/2015	$11,093	$10,893
6/30/2015	$10,713	$10,588
7/31/2015	$10,907	$10,808
8/31/2015	$10,204	$10,014
9/30/2015	$9,737	$9,509
10/31/2015	$10,438	$10,253
11/30/2015	$10,254	$10,095
12/31/2015	$10,104	$9,961
1/31/2016	$9,495	$9,241
2/29/2016	$9,195	$9,075
3/31/2016	$9,904	$9,674
4/30/2016	$10,029	$9,964
5/31/2016	$10,029	$9,886
6/30/2016	$9,578	$9,558
7/31/2016	$10,104	$10,044
8/31/2016	$10,241	$10,052
9/30/2016	$10,327	$10,180
10/31/2016	$10,181	$9,973
11/30/2016	$9,925	$9,775
12/31/2016	$10,181	$10,111
1/31/2017	$10,455	$10,405
2/28/2017	$10,558	$10,556
3/31/2017	$10,934	$10,858
4/30/2017	$11,242	$11,143
5/31/2017	$11,619	$11,567
6/30/2017	$11,584	$11,550
7/31/2017	$11,841	$11,883
8/31/2017	$11,729	$11,881
9/30/2017	$12,139	$12,367
10/31/2017	$12,296	$12,498
12/31/2017	$12,488	$12,701
1/31/2018	$13,125	$13,339
2/28/2018	$12,523	$12,739
3/31/2018	$12,427	$12,522
4/30/2018	$12,610	$12,821
5/31/2018	$12,331	$12,551
6/30/2018	$12,148	$12,401
7/31/2018	$12,445	$12,707
8/31/2018	$12,223	$12,463
9/30/2018	$12,259	$12,577
10/31/2018	$11,215	$11,577
11/30/2018	$11,197	$11,564
12/31/2018	$10,528	$11,005
1/31/2019	$11,251	$11,730
2/28/2019	$11,385	$12,030
3/31/2019	$11,376	$12,119
4/30/2019	$11,795	$12,472
5/31/2019	$10,956	$11,891
6/30/2019	$11,634	$12,600
7/31/2019	$11,394	$12,441
8/31/2019	$11,149	$12,121
9/30/2019	$11,599	$12,474
10/31/2019	$12,077	$12,923
11/30/2019	$12,252	$13,071
12/31/2019	$12,711	$13,498
1/31/2020	$12,252	$13,217
2/29/2020	$11,259	$12,024
3/31/2020	$9,311	$10,432
4/30/2020	$10,073	$11,114
5/31/2020	$10,533	$11,605
6/30/2020	$10,983	$12,004
7/31/2020	$11,195	$12,287
8/31/2020	$11,748	$12,920
9/30/2020	$11,530	$12,590
10/31/2020	$11,000	$12,089
11/30/2020	$12,799	$13,964
12/31/2020	$13,500	$14,616
1/31/2021	$13,433	$14,461
2/28/2021	$13,840	$14,787
3/31/2021	$14,333	$15,142
4/30/2021	$14,759	$15,610
5/31/2021	$15,308	$16,134
6/30/2021	$14,995	$15,957
7/31/2021	$15,024	$16,078
8/31/2021	$15,214	$16,363
9/30/2021	$14,656	$15,901
10/31/2021	$15,109	$16,296
11/30/2021	$14,435	$15,539
12/31/2021	$15,282	$16,337
1/31/2022	$14,993	$15,548
2/28/2022	$14,531	$15,275
3/31/2022	$14,223	$15,391
4/30/2022	$13,425	$14,408
5/31/2022	$13,781	$14,537
6/30/2022	$12,366	$13,191
7/31/2022	$12,963	$13,850
8/31/2022	$12,066	$13,193
9/30/2022	$10,920	$11,965
10/31/2022	$11,701	$12,610
11/30/2022	$13,243	$14,032
12/31/2022	$13,045	$14,047
1/31/2023	$14,108	$15,186
2/28/2023	$13,744	$14,871
3/31/2023	$14,014	$15,259
4/30/2023	$14,400	$15,705
5/31/2023	$13,837	$15,061
6/30/2023	$14,348	$15,751
7/31/2023	$14,744	$16,262
8/31/2023	$14,195	$15,641
9/30/2023	$13,701	$15,114
10/31/2023	$13,218	$14,502
11/30/2023	$14,206	$15,851
12/31/2023	$15,036	$16,696
1/31/2024	$14,878	$16,793
2/29/2024	$15,109	$17,103
3/31/2024	$15,540	$17,685
4/30/2024	$15,078	$17,251
5/31/2024	$15,877	$17,941
6/30/2024	$15,498	$17,655
7/31/2024	$16,097	$18,175
8/31/2024	$16,605	$18,768
9/30/2024	$16,756	$18,950
10/31/2024	$15,828	$17,922
11/30/2024	$15,903	$17,823
12/31/2024	$15,504	$17,421

Average Annual Total Returns

IBDE2	1 Year	5 Years	10 Years
Service Class	3.11%	4.05%	4.48%
MSCI EAFE IndexFootnote Reference(a)	4.35%	5.24%	5.71%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$193,517,214
Number of Portfolio Holdings	111
Portfolio Turnover Rate	24%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,461,496

Transamerica TSW International Equity VP

Service Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.4%
United Kingdom	16.2
Germany	11.7
France	10.8
Switzerland	7.4
Ireland	5.0
Netherlands	4.3
Australia	3.0
Sweden	2.9
Belgium	2.7

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.6%
Industrials	14.3
Information Technology	11.3
Consumer Discretionary	11.1
Consumer Staples	10.1
Health Care	9.9
Materials	6.9
Energy	5.8
Communication Services	1.9
Utilities	1.5
Real Estate	0.5
Repurchase Agreements	4.1
Preferred Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.5%
Roche Holding AG	2.1
SAP SE	2.0
Hitachi Ltd.	1.9
Nestle SA	1.9
Sumitomo Mitsui Financial Group, Inc.	1.8
DBS Group Holdings Ltd.	1.7
ORIX Corp.	1.6
Veolia Environnement SA	1.5
Seven & i Holdings Co. Ltd.	1.5

Transamerica TSW International Equity VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica TSW International Equity VP

Service Class

Annual Shareholder Report

Transamerica TSW Mid Cap Value Opportunities VP

(formerly, Transamerica JPMorgan Mid Cap Value VP)

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica TSW Mid Cap Value Opportunities VP (the "Portfolio") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$84	0.81%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Thompson, Siegel & Walmsley LLC (“TSW”) became sub-adviser to the Portfolio on May 1, 2024. From January 1, 2024 to April 30, 2024, J.P. Morgan Investment Management Inc. served as sub-adviser to the Portfolio.

During the period from January 1, 2024, to April 30, 2024, stock selection in financials and information technology contributed to performance. At the stock level, Diamondback Energy, Inc. and Arch Cap Group Ltd. were top contributors to performance. Stock selection within industrials and utilities were the largest detractors over this period. At the stock level, Globe Life Inc. and Teledyne Technologies detracted from performance during this period.

During the period from the close of business on May 1, 2024, to December 31, 2024, stock selection in telecommunications and utilities contributed to performance. At the stock level, overweight positions in Liberty Broadband Corp. and Kinder Morgan, Inc. contributed to performance during this period. Stock selection in consumer discretionary and consumer staples detracted from performance. At the stock level, overweight positions in Walgreens Boots Alliance, Inc. and Huntington Ingalls Industries, Inc. detracted from performance during this period.

Transamerica TSW Mid Cap Value Opportunities VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Russell Midcap® Value Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,797	$9,722	$9,857
2/28/2015	$10,273	$10,285	$10,261
3/31/2015	$10,362	$10,180	$10,242
4/30/2015	$10,176	$10,226	$10,126
5/31/2015	$10,357	$10,368	$10,305
6/30/2015	$10,154	$10,194	$10,041
7/31/2015	$10,265	$10,365	$10,027
8/31/2015	$9,736	$9,739	$9,553
9/30/2015	$9,407	$9,455	$9,234
10/31/2015	$9,922	$10,202	$9,798
11/30/2015	$9,946	$10,258	$9,826
12/31/2015	$9,726	$10,048	$9,522
1/31/2016	$9,264	$9,481	$8,996
2/29/2016	$9,326	$9,478	$9,059
3/31/2016	$10,112	$10,145	$9,895
4/30/2016	$10,179	$10,208	$10,108
5/31/2016	$10,289	$10,391	$10,273
6/30/2016	$10,370	$10,412	$10,367
7/31/2016	$10,637	$10,825	$10,806
8/31/2016	$10,715	$10,853	$10,783
9/30/2016	$10,675	$10,870	$10,828
10/31/2016	$10,439	$10,635	$10,566
11/30/2016	$11,094	$11,111	$11,227
12/31/2016	$11,146	$11,327	$11,426
1/31/2017	$11,301	$11,541	$11,618
2/28/2017	$11,646	$11,970	$11,943
3/31/2017	$11,571	$11,978	$11,856
4/30/2017	$11,611	$12,105	$11,878
5/31/2017	$11,663	$12,229	$11,842
6/30/2017	$11,835	$12,339	$12,018
7/31/2017	$12,054	$12,572	$12,177
8/31/2017	$11,816	$12,596	$11,950
9/30/2017	$12,190	$13,185	$12,374
10/31/2017	$12,595	$13,585	$12,793
12/31/2017	$12,648	$13,721	$12,951
1/31/2018	$12,977	$14,444	$13,248
2/28/2018	$12,415	$13,912	$12,596
3/31/2018	$12,430	$13,633	$12,627
4/30/2018	$12,453	$13,684	$12,689
5/31/2018	$12,460	$14,071	$12,827
6/30/2018	$12,618	$14,163	$12,931
7/31/2018	$12,962	$14,633	$13,282
8/31/2018	$13,240	$15,147	$13,463
9/30/2018	$13,101	$15,172	$13,357
10/31/2018	$12,143	$14,055	$12,395
11/30/2018	$12,390	$14,336	$12,692
12/31/2018	$11,154	$13,002	$11,359
1/31/2019	$12,251	$14,118	$12,529
2/28/2019	$12,699	$14,614	$12,927
3/31/2019	$12,784	$14,828	$12,992
4/30/2019	$13,317	$15,420	$13,420
5/31/2019	$12,444	$14,422	$12,558
6/30/2019	$13,178	$15,435	$13,407
7/31/2019	$13,232	$15,664	$13,518
8/31/2019	$12,798	$15,345	$13,041
9/30/2019	$13,317	$15,614	$13,571
10/31/2019	$13,421	$15,950	$13,644
11/30/2019	$13,706	$16,557	$14,007
12/31/2019	$14,078	$17,035	$14,433
1/31/2020	$13,697	$17,016	$14,153
2/29/2020	$12,452	$15,623	$12,751
3/31/2020	$9,694	$13,475	$9,857
4/30/2020	$10,973	$15,259	$11,173
5/31/2020	$11,285	$16,075	$11,691
6/30/2020	$11,423	$16,443	$11,823
7/31/2020	$11,829	$17,376	$12,381
8/31/2020	$12,224	$18,635	$12,872
9/30/2020	$11,923	$17,957	$12,580
10/31/2020	$12,069	$17,569	$12,697
11/30/2020	$13,730	$19,707	$14,480
12/31/2020	$14,268	$20,593	$15,150
1/31/2021	$14,286	$20,501	$15,115
2/28/2021	$15,289	$21,142	$16,286
3/31/2021	$16,412	$21,900	$17,127
4/30/2021	$17,379	$23,029	$17,955
5/31/2021	$17,643	$23,134	$18,310
6/30/2021	$17,278	$23,705	$18,097
7/31/2021	$17,351	$24,105	$18,209
8/31/2021	$17,686	$24,793	$18,599
9/30/2021	$17,051	$23,681	$17,914
10/31/2021	$17,900	$25,282	$18,868
11/30/2021	$17,340	$24,897	$18,294
12/31/2021	$18,433	$25,877	$19,443
1/31/2022	$18,078	$24,355	$18,613
2/28/2022	$18,078	$23,741	$18,526
3/31/2022	$18,265	$24,512	$19,089
4/30/2022	$17,517	$22,312	$17,955
5/31/2022	$17,751	$22,282	$18,300
6/30/2022	$15,986	$20,418	$16,288
7/31/2022	$17,237	$22,333	$17,690
8/31/2022	$16,788	$21,500	$17,148
9/30/2022	$15,342	$19,506	$15,485
10/31/2022	$16,765	$21,106	$16,948
11/30/2022	$17,783	$22,208	$18,019
12/31/2022	$16,915	$20,907	$17,104
1/31/2023	$18,130	$22,347	$18,485
2/28/2023	$17,563	$21,825	$17,893
3/31/2023	$16,881	$22,408	$17,330
4/30/2023	$16,846	$22,647	$17,331
5/31/2023	$16,163	$22,735	$16,562
6/30/2023	$17,540	$24,288	$17,998
7/31/2023	$18,061	$25,158	$18,782
8/31/2023	$17,423	$24,673	$18,117
9/30/2023	$16,724	$23,497	$17,196
10/31/2023	$16,129	$22,875	$16,344
11/30/2023	$17,579	$25,008	$17,885
12/31/2023	$18,744	$26,334	$19,278
1/31/2024	$18,666	$26,626	$18,933
2/29/2024	$19,507	$28,067	$19,837
3/31/2024	$20,478	$28,973	$20,864
4/30/2024	$19,378	$27,698	$19,772
5/31/2024	$19,559	$29,006	$20,482
6/30/2024	$19,041	$29,904	$20,154
7/31/2024	$20,582	$30,460	$21,372
8/31/2024	$20,754	$31,123	$21,775
9/30/2024	$20,660	$31,767	$22,185
10/31/2024	$20,411	$31,534	$21,906
11/30/2024	$21,657	$33,632	$23,519
12/31/2024	$20,333	$32,604	$21,798

Average Annual Total Returns

I3B81	1 Year	5 Years	10 Years
Initial Class	8.48%	7.63%	7.35%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell Midcap® Value IndexFootnote Reference(b)	13.07%	8.59%	8.10%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$241,538,042
Number of Portfolio Holdings	67
Portfolio Turnover Rate	126%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,984,308

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Staples	16.4%
Health Care	15.7
Financials	11.4
Communication Services	10.7
Utilities	10.0
Industrials	9.6
Materials	6.5
Energy	6.1
Information Technology	3.8
Real Estate	2.8
Consumer Discretionary	2.6
Repurchase Agreements	4.4
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica TSW Mid Cap Value Opportunities VP

Initial Class

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	2.6%
Evergy, Inc.	2.3
Baxter International, Inc.	2.3
Archer-Daniels-Midland Co.	2.3
Kraft Heinz Co.	2.3
Huntington Ingalls Industries, Inc.	2.2
NiSource, Inc.	2.1
Jazz Pharmaceuticals PLC	2.0
First Citizens BancShares, Inc., Class A	2.0
Centene Corp.	2.0

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, J.P. Morgan Investments Management, Inc. was terminated as the sub-adviser of the Portfolio and Thompson, Siegel & Walmsley LLC was approved as the Portfolio’s sub-adviser. In connection with the change to TSW as the Portfolio’s sub-adviser effective on May 1, 2024, the following occurred:

  The Portfolio’s name changed to Transamerica TSW Mid Cap Value Opportunities VP.

  The Portfolio’s investment objective was revised to “seeks to provide investors with long term capital growth".

  The Portfolio's principal investment strategies were revised.

  The Portfolio's principal risks were revised to include Real Estate Securities and remove Counterparty, Credit, Derivatives, and Sustainability and Environmental, Social and Governance Considerations.

  Effective May 1, 2024, Transamerica Asset Management, Inc. reduced its management fee schedule.

  Effective May 1, 2024, the expense cap for Initial Class shares was lowered from 0.93% to 0.78%.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica TSW Mid Cap Value Opportunities VP

Initial Class

Annual Shareholder Report

Transamerica TSW Mid Cap Value Opportunities VP

(formerly, Transamerica JPMorgan Mid Cap Value VP)

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica TSW Mid Cap Value Opportunities VP (the "Portfolio") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$110	1.06%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Thompson, Siegel & Walmsley LLC (“TSW”) became sub-adviser to the Portfolio on May 1, 2024. From January 1, 2024 to April 30, 2024, J.P. Morgan Investment Management Inc. served as sub-adviser to the Portfolio.

During the period from January 1, 2024, to April 30, 2024, stock selection in financials and information technology contributed to performance. At the stock level, Diamondback Energy, Inc. and Arch Cap Group Ltd. were top contributors to performance. Stock selection within industrials and utilities were the largest detractors over this period. At the stock level, Globe Life Inc. and Teledyne Technologies detracted from performance during this period.

During the period from the close of business on May 1, 2024, to December 31, 2024, stock selection in telecommunications and utilities contributed to performance. At the stock level, overweight positions in Liberty Broadband Corp. and Kinder Morgan, Inc. contributed to performance during this period. Stock selection in consumer discretionary and consumer staples detracted from performance. At the stock level, overweight positions in Walgreens Boots Alliance, Inc. and Huntington Ingalls Industries, Inc. detracted from performance during this period.

Transamerica TSW Mid Cap Value Opportunities VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell Midcap® Value Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,795	$9,722	$9,857
2/28/2015	$10,267	$10,285	$10,261
3/31/2015	$10,356	$10,180	$10,242
4/30/2015	$10,169	$10,226	$10,126
5/31/2015	$10,347	$10,368	$10,305
6/30/2015	$10,142	$10,194	$10,041
7/31/2015	$10,249	$10,365	$10,027
8/31/2015	$9,721	$9,739	$9,553
9/30/2015	$9,389	$9,455	$9,234
10/31/2015	$9,903	$10,202	$9,798
11/30/2015	$9,922	$10,258	$9,826
12/31/2015	$9,706	$10,048	$9,522
1/31/2016	$9,240	$9,481	$8,996
2/29/2016	$9,298	$9,478	$9,059
3/31/2016	$10,081	$10,145	$9,895
4/30/2016	$10,143	$10,208	$10,108
5/31/2016	$10,249	$10,391	$10,273
6/30/2016	$10,331	$10,412	$10,367
7/31/2016	$10,595	$10,825	$10,806
8/31/2016	$10,669	$10,853	$10,783
9/30/2016	$10,629	$10,870	$10,828
10/31/2016	$10,391	$10,635	$10,566
11/30/2016	$11,040	$11,111	$11,227
12/31/2016	$11,092	$11,327	$11,426
1/31/2017	$11,242	$11,541	$11,618
2/28/2017	$11,578	$11,970	$11,943
3/31/2017	$11,503	$11,978	$11,856
4/30/2017	$11,543	$12,105	$11,878
5/31/2017	$11,590	$12,229	$11,842
6/30/2017	$11,758	$12,339	$12,018
7/31/2017	$11,972	$12,572	$12,177
8/31/2017	$11,738	$12,596	$11,950
9/30/2017	$12,101	$13,185	$12,374
10/31/2017	$12,502	$13,585	$12,793
12/31/2017	$12,555	$13,721	$12,951
1/31/2018	$12,880	$14,444	$13,248
2/28/2018	$12,313	$13,912	$12,596
3/31/2018	$12,328	$13,633	$12,627
4/30/2018	$12,343	$13,684	$12,689
5/31/2018	$12,350	$14,071	$12,827
6/30/2018	$12,509	$14,163	$12,931
7/31/2018	$12,849	$14,633	$13,282
8/31/2018	$13,114	$15,147	$13,463
9/30/2018	$12,974	$15,172	$13,357
10/31/2018	$12,025	$14,055	$12,395
11/30/2018	$12,274	$14,336	$12,692
12/31/2018	$11,036	$13,002	$11,359
1/31/2019	$12,126	$14,118	$12,529
2/28/2019	$12,569	$14,614	$12,927
3/31/2019	$12,647	$14,828	$12,992
4/30/2019	$13,169	$15,420	$13,420
5/31/2019	$12,305	$14,422	$12,558
6/30/2019	$13,029	$15,435	$13,407
7/31/2019	$13,083	$15,664	$13,518
8/31/2019	$12,651	$15,345	$13,041
9/30/2019	$13,156	$15,614	$13,571
10/31/2019	$13,261	$15,950	$13,644
11/30/2019	$13,539	$16,557	$14,007
12/31/2019	$13,905	$17,035	$14,433
1/31/2020	$13,522	$17,016	$14,153
2/29/2020	$12,294	$15,623	$12,751
3/31/2020	$9,569	$13,475	$9,857
4/30/2020	$10,823	$15,259	$11,173
5/31/2020	$11,136	$16,075	$11,691
6/30/2020	$11,258	$16,443	$11,823
7/31/2020	$11,659	$17,376	$12,381
8/31/2020	$12,050	$18,635	$12,872
9/30/2020	$11,756	$17,957	$12,580
10/31/2020	$11,885	$17,569	$12,697
11/30/2020	$13,526	$19,707	$14,480
12/31/2020	$14,049	$20,593	$15,150
1/31/2021	$14,067	$20,501	$15,115
2/28/2021	$15,048	$21,142	$16,286
3/31/2021	$16,149	$21,900	$17,127
4/30/2021	$17,102	$23,029	$17,955
5/31/2021	$17,359	$23,134	$18,310
6/30/2021	$17,002	$23,705	$18,097
7/31/2021	$17,066	$24,105	$18,209
8/31/2021	$17,389	$24,793	$18,599
9/30/2021	$16,761	$23,681	$17,914
10/31/2021	$17,595	$25,282	$18,868
11/30/2021	$17,042	$24,897	$18,294
12/31/2021	$18,101	$25,877	$19,443
1/31/2022	$17,754	$24,355	$18,613
2/28/2022	$17,754	$23,741	$18,526
3/31/2022	$17,932	$24,512	$19,089
4/30/2022	$17,192	$22,312	$17,955
5/31/2022	$17,426	$22,282	$18,300
6/30/2022	$15,692	$20,418	$16,288
7/31/2022	$16,911	$22,333	$17,690
8/31/2022	$16,471	$21,500	$17,148
9/30/2022	$15,039	$19,506	$15,485
10/31/2022	$16,436	$21,106	$16,948
11/30/2022	$17,425	$22,208	$18,019
12/31/2022	$16,576	$20,907	$17,104
1/31/2023	$17,763	$22,347	$18,485
2/28/2023	$17,204	$21,825	$17,893
3/31/2023	$16,541	$22,408	$17,330
4/30/2023	$16,494	$22,647	$17,331
5/31/2023	$15,831	$22,735	$16,562
6/30/2023	$17,169	$24,288	$17,998
7/31/2023	$17,670	$25,158	$18,782
8/31/2023	$17,038	$24,673	$18,117
9/30/2023	$16,361	$23,497	$17,196
10/31/2023	$15,774	$22,875	$16,344
11/30/2023	$17,181	$25,008	$17,885
12/31/2023	$18,327	$26,334	$19,278
1/31/2024	$18,236	$26,626	$18,933
2/29/2024	$19,057	$28,067	$19,837
3/31/2024	$20,008	$28,973	$20,864
4/30/2024	$18,927	$27,698	$19,772
5/31/2024	$19,096	$29,006	$20,482
6/30/2024	$18,588	$29,904	$20,154
7/31/2024	$20,086	$30,460	$21,372
8/31/2024	$20,250	$31,123	$21,775
9/30/2024	$20,155	$31,767	$22,185
10/31/2024	$19,904	$31,534	$21,906
11/30/2024	$21,115	$33,632	$23,519
12/31/2024	$19,809	$32,604	$21,798

Average Annual Total Returns

I3B82	1 Year	5 Years	10 Years
Service Class	8.09%	7.33%	7.07%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell Midcap® Value IndexFootnote Reference(b)	13.07%	8.59%	8.10%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$241,538,042
Number of Portfolio Holdings	67
Portfolio Turnover Rate	126%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,984,308

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Staples	16.4%
Health Care	15.7
Financials	11.4
Communication Services	10.7
Utilities	10.0
Industrials	9.6
Materials	6.5
Energy	6.1
Information Technology	3.8
Real Estate	2.8
Consumer Discretionary	2.6
Repurchase Agreements	4.4
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica TSW Mid Cap Value Opportunities VP

Service Class

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	2.6%
Evergy, Inc.	2.3
Baxter International, Inc.	2.3
Archer-Daniels-Midland Co.	2.3
Kraft Heinz Co.	2.3
Huntington Ingalls Industries, Inc.	2.2
NiSource, Inc.	2.1
Jazz Pharmaceuticals PLC	2.0
First Citizens BancShares, Inc., Class A	2.0
Centene Corp.	2.0

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, J.P. Morgan Investments Management, Inc. was terminated as the sub-adviser of the Portfolio and Thompson, Siegel & Walmsley LLC was approved as the Portfolio’s sub-adviser. In connection with the change to TSW as the Portfolio’s sub-adviser effective on May 1, 2024, the following occurred:

  The Portfolio’s name changed to Transamerica TSW Mid Cap Value Opportunities VP.

  The Portfolio’s investment objective was revised to “seeks to provide investors with long term capital growth".

  The Portfolio's principal investment strategies were revised.

  The Portfolio's principal risks were revised to include Real Estate Securities and remove Counterparty, Credit, Derivatives, and Sustainability and Environmental, Social and Governance Considerations.

  Effective May 1, 2024, Transamerica Asset Management, Inc. reduced its management fee schedule.

  Effective May 1, 2024, the expense cap for Service Class shares was lowered from 1.17% to 1.03%.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica TSW Mid Cap Value Opportunities VP

Service Class

Annual Shareholder Report

Transamerica WMC US Growth VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica WMC US Growth VP (the "Portfolio") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$73	0.64%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the Russell 1000® Growth Index.

During the fiscal year, weak stock selection within information technology, consumer staples, and consumer discretionary were the primary drivers of relative underperformance. This was partially offset by strong selection in health care, communication services, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Portfolio’s overweight to health care and underweights to information technology and consumer discretionary detracted from relative performance the most. This was offset by an underweight allocation to consumer staples and industrials and an overweight allocation to utilities, which contributed to relative performance.

The Portfolio’s largest relative detractors during the period included overweight positions in Estee Lauder Cos., Inc., a cosmetics company, Lululemon Athletica, Inc., an apparel company, and CDW Corp., an information technology solutions company.

The Portfolio’s largest relative contributors during the period included an underweight position in Microsoft Corp., an U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica WMC US Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Russell 1000® Growth Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,837	$9,722	$9,847
2/28/2015	$10,603	$10,285	$10,503
3/31/2015	$10,494	$10,180	$10,384
4/30/2015	$10,506	$10,226	$10,436
5/31/2015	$10,680	$10,368	$10,583
6/30/2015	$10,535	$10,194	$10,396
7/31/2015	$10,946	$10,365	$10,749
8/31/2015	$10,270	$9,739	$10,096
9/30/2015	$10,018	$9,455	$9,846
10/31/2015	$10,883	$10,202	$10,694
11/30/2015	$10,842	$10,258	$10,724
12/31/2015	$10,685	$10,048	$10,567
1/31/2016	$10,022	$9,481	$9,977
2/29/2016	$9,937	$9,478	$9,973
3/31/2016	$10,631	$10,145	$10,645
4/30/2016	$10,563	$10,208	$10,548
5/31/2016	$10,860	$10,391	$10,753
6/30/2016	$10,788	$10,412	$10,711
7/31/2016	$11,266	$10,825	$11,216
8/31/2016	$11,136	$10,853	$11,160
9/30/2016	$11,112	$10,870	$11,201
10/31/2016	$10,834	$10,635	$10,938
11/30/2016	$10,947	$11,111	$11,176
12/31/2016	$10,985	$11,327	$11,314
1/31/2017	$11,405	$11,541	$11,696
2/28/2017	$11,890	$11,970	$12,182
3/31/2017	$12,036	$11,978	$12,322
4/30/2017	$12,352	$12,105	$12,604
5/31/2017	$12,748	$12,229	$12,932
6/30/2017	$12,612	$12,339	$12,898
7/31/2017	$12,975	$12,572	$13,241
8/31/2017	$13,105	$12,596	$13,483
9/30/2017	$13,678	$13,185	$14,188
10/31/2017	$14,071	$13,585	$14,619
12/31/2017	$14,192	$13,721	$14,733
1/31/2018	$15,274	$14,444	$15,776
2/28/2018	$14,935	$13,912	$15,363
3/31/2018	$14,600	$13,633	$14,941
4/30/2018	$14,653	$13,684	$14,994
5/31/2018	$15,352	$14,071	$15,651
6/30/2018	$15,599	$14,163	$15,801
7/31/2018	$15,997	$14,633	$16,265
8/31/2018	$16,917	$15,147	$17,155
9/30/2018	$16,981	$15,172	$17,251
10/31/2018	$15,350	$14,055	$15,708
11/30/2018	$15,578	$14,336	$15,875
12/31/2018	$14,222	$13,002	$14,510
1/31/2019	$15,699	$14,118	$15,814
2/28/2019	$16,388	$14,614	$16,380
3/31/2019	$16,721	$14,828	$16,846
4/30/2019	$17,627	$15,420	$17,607
5/31/2019	$16,536	$14,422	$16,495
6/30/2019	$17,627	$15,435	$17,628
7/31/2019	$17,971	$15,664	$18,026
8/31/2019	$17,581	$15,345	$17,888
9/30/2019	$17,784	$15,614	$17,890
10/31/2019	$18,363	$15,950	$18,394
11/30/2019	$19,297	$16,557	$19,210
12/31/2019	$19,917	$17,035	$19,790
1/31/2020	$20,387	$17,016	$20,232
2/29/2020	$18,874	$15,623	$18,854
3/31/2020	$16,925	$13,475	$17,000
4/30/2020	$19,454	$15,259	$19,515
5/31/2020	$20,805	$16,075	$20,825
6/30/2020	$21,663	$16,443	$21,732
7/31/2020	$23,130	$17,376	$23,404
8/31/2020	$25,425	$18,635	$25,819
9/30/2020	$24,443	$17,957	$24,604
10/31/2020	$23,530	$17,569	$23,769
11/30/2020	$26,126	$19,707	$26,203
12/31/2020	$27,346	$20,593	$27,408
1/31/2021	$26,983	$20,501	$27,205
2/28/2021	$27,208	$21,142	$27,199
3/31/2021	$27,696	$21,900	$27,666
4/30/2021	$29,392	$23,029	$29,548
5/31/2021	$28,916	$23,134	$29,140
6/30/2021	$30,480	$23,705	$30,968
7/31/2021	$31,350	$24,105	$31,988
8/31/2021	$32,395	$24,793	$33,184
9/30/2021	$30,587	$23,681	$31,326
10/31/2021	$32,794	$25,282	$34,039
11/30/2021	$32,402	$24,897	$34,247
12/31/2021	$32,997	$25,877	$34,971
1/31/2022	$30,203	$24,355	$31,970
2/28/2022	$28,736	$23,741	$30,612
3/31/2022	$29,731	$24,512	$31,809
4/30/2022	$26,327	$22,312	$27,968
5/31/2022	$25,579	$22,282	$27,318
6/30/2022	$23,249	$20,418	$25,154
7/31/2022	$26,058	$22,333	$28,173
8/31/2022	$24,811	$21,500	$26,861
9/30/2022	$22,304	$19,506	$24,249
10/31/2022	$23,396	$21,106	$25,667
11/30/2022	$24,400	$22,208	$26,836
12/31/2022	$22,654	$20,907	$24,782
1/31/2023	$24,732	$22,347	$26,847
2/28/2023	$24,226	$21,825	$26,528
3/31/2023	$25,911	$22,408	$28,342
4/30/2023	$26,191	$22,647	$28,621
5/31/2023	$27,378	$22,735	$29,926
6/30/2023	$29,369	$24,288	$31,972
7/31/2023	$30,086	$25,158	$33,050
8/31/2023	$29,717	$24,673	$32,753
9/30/2023	$28,110	$23,497	$30,972
10/31/2023	$27,769	$22,875	$30,531
11/30/2023	$30,678	$25,008	$33,859
12/31/2023	$32,186	$26,334	$35,358
1/31/2024	$33,219	$26,626	$36,240
2/29/2024	$35,885	$28,067	$38,713
3/31/2024	$36,514	$28,973	$39,394
4/30/2024	$34,781	$27,698	$37,723
5/31/2024	$36,137	$29,006	$39,981
6/30/2024	$38,318	$29,904	$42,677
7/31/2024	$37,591	$30,460	$41,951
8/31/2024	$38,528	$31,123	$42,825
9/30/2024	$39,515	$31,767	$44,038
10/31/2024	$39,051	$31,534	$43,893
11/30/2024	$41,292	$33,632	$46,740
12/31/2024	$41,519	$32,604	$47,152

Average Annual Total Returns

IBDA1	1 Year	5 Years	10 Years
Initial Class	28.99%	15.82%	15.30%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell 1000® Growth IndexFootnote Reference(b)	33.36%	18.96%	16.78%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$5,791,755,952
Number of Portfolio Holdings	64
Portfolio Turnover Rate	40%
Total Advisory Fees Paid (net of waivers and reimbursements)	$34,597,321

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.6%
Consumer Discretionary	14.8
Communication Services	14.6
Health Care	8.1
Financials	6.4
Industrials	4.5
Consumer Staples	1.3
Materials	1.1
Real Estate	0.9
Energy	0.3
Utilities	0.2
Repurchase Agreements	0.3
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica WMC US Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.2%
Apple, Inc.	9.1
Microsoft Corp.	7.0
Amazon.com, Inc.	5.7
Broadcom, Inc.	5.0
Alphabet, Inc., Class A	5.0
Meta Platforms, Inc., Class A	4.9
Tesla, Inc.	3.3
Eli Lilly & Co.	2.9
Mastercard, Inc., Class A	2.9

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica WMC US Growth VP

Initial Class

Annual Shareholder Report

Transamerica WMC US Growth VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica WMC US Growth VP (the "Portfolio") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$102	0.89%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the Russell 1000® Growth Index.

During the fiscal year, weak stock selection within information technology, consumer staples, and consumer discretionary were the primary drivers of relative underperformance. This was partially offset by strong selection in health care, communication services, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Portfolio’s overweight to health care and underweights to information technology and consumer discretionary detracted from relative performance the most. This was offset by an underweight allocation to consumer staples and industrials and an overweight allocation to utilities, which contributed to relative performance.

The Portfolio’s largest relative detractors during the period included overweight positions in Estee Lauder Cos., Inc., a cosmetics company, Lululemon Athletica, Inc., an apparel company, and CDW Corp., an information technology solutions company.

The Portfolio’s largest relative contributors during the period included an underweight position in Microsoft Corp., an U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica WMC US Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell 1000® Growth Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,835	$9,722	$9,847
2/28/2015	$10,599	$10,285	$10,503
3/31/2015	$10,488	$10,180	$10,384
4/30/2015	$10,497	$10,226	$10,436
5/31/2015	$10,668	$10,368	$10,583
6/30/2015	$10,521	$10,194	$10,396
7/31/2015	$10,932	$10,365	$10,749
8/31/2015	$10,253	$9,739	$10,096
9/30/2015	$10,001	$9,455	$9,846
10/31/2015	$10,863	$10,202	$10,694
11/30/2015	$10,817	$10,258	$10,724
12/31/2015	$10,661	$10,048	$10,567
1/31/2016	$9,996	$9,481	$9,977
2/29/2016	$9,909	$9,478	$9,973
3/31/2016	$10,597	$10,145	$10,645
4/30/2016	$10,528	$10,208	$10,548
5/31/2016	$10,822	$10,391	$10,753
6/30/2016	$10,748	$10,412	$10,711
7/31/2016	$11,225	$10,825	$11,216
8/31/2016	$11,090	$10,853	$11,160
9/30/2016	$11,061	$10,870	$11,201
10/31/2016	$10,783	$10,635	$10,938
11/30/2016	$10,894	$11,111	$11,176
12/31/2016	$10,932	$11,327	$11,314
1/31/2017	$11,349	$11,541	$11,696
2/28/2017	$11,828	$11,970	$12,182
3/31/2017	$11,967	$11,978	$12,322
4/30/2017	$12,278	$12,105	$12,604
5/31/2017	$12,671	$12,229	$12,932
6/30/2017	$12,532	$12,339	$12,898
7/31/2017	$12,891	$12,572	$13,241
8/31/2017	$13,019	$12,596	$13,483
9/30/2017	$13,580	$13,185	$14,188
10/31/2017	$13,969	$13,585	$14,619
12/31/2017	$14,087	$13,721	$14,733
1/31/2018	$15,155	$14,444	$15,776
2/28/2018	$14,820	$13,912	$15,363
3/31/2018	$14,481	$13,633	$14,941
4/30/2018	$14,535	$13,684	$14,994
5/31/2018	$15,224	$14,071	$15,651
6/30/2018	$15,465	$14,163	$15,801
7/31/2018	$15,854	$14,633	$16,265
8/31/2018	$16,762	$15,147	$17,155
9/30/2018	$16,821	$15,172	$17,251
10/31/2018	$15,205	$14,055	$15,708
11/30/2018	$15,425	$14,336	$15,875
12/31/2018	$14,082	$13,002	$14,510
1/31/2019	$15,538	$14,118	$15,814
2/28/2019	$16,220	$14,614	$16,380
3/31/2019	$16,542	$14,828	$16,846
4/30/2019	$17,439	$15,420	$17,607
5/31/2019	$16,354	$14,422	$16,495
6/30/2019	$17,428	$15,435	$17,628
7/31/2019	$17,767	$15,664	$18,026
8/31/2019	$17,374	$15,345	$17,888
9/30/2019	$17,574	$15,614	$17,890
10/31/2019	$18,145	$15,950	$18,394
11/30/2019	$19,063	$16,557	$19,210
12/31/2019	$19,670	$17,035	$19,790
1/31/2020	$20,129	$17,016	$20,232
2/29/2020	$18,634	$15,623	$18,854
3/31/2020	$16,703	$13,475	$17,000
4/30/2020	$19,199	$15,259	$19,515
5/31/2020	$20,529	$16,075	$20,825
6/30/2020	$21,371	$16,443	$21,732
7/31/2020	$22,814	$17,376	$23,404
8/31/2020	$25,066	$18,635	$25,819
9/30/2020	$24,092	$17,957	$24,604
10/31/2020	$23,189	$17,569	$23,769
11/30/2020	$25,740	$19,707	$26,203
12/31/2020	$26,935	$20,593	$27,408
1/31/2021	$26,579	$20,501	$27,205
2/28/2021	$26,789	$21,142	$27,199
3/31/2021	$27,266	$21,900	$27,666
4/30/2021	$28,933	$23,029	$29,548
5/31/2021	$28,456	$23,134	$29,140
6/30/2021	$29,995	$23,705	$30,968
7/31/2021	$30,834	$24,105	$31,988
8/31/2021	$31,859	$24,793	$33,184
9/30/2021	$30,073	$23,681	$31,326
10/31/2021	$32,237	$25,282	$34,039
11/30/2021	$31,844	$24,897	$34,247
12/31/2021	$32,422	$25,877	$34,971
1/31/2022	$29,672	$24,355	$31,970
2/28/2022	$28,227	$23,741	$30,612
3/31/2022	$29,198	$24,512	$31,809
4/30/2022	$25,848	$22,312	$27,968
5/31/2022	$25,106	$22,282	$27,318
6/30/2022	$22,816	$20,418	$25,154
7/31/2022	$25,573	$22,333	$28,173
8/31/2022	$24,336	$21,500	$26,861
9/30/2022	$21,881	$19,506	$24,249
10/31/2022	$22,942	$21,106	$25,667
11/30/2022	$23,922	$22,208	$26,836
12/31/2022	$22,204	$20,907	$24,782
1/31/2023	$24,237	$22,347	$26,847
2/28/2023	$23,733	$21,825	$26,528
3/31/2023	$25,388	$22,408	$28,342
4/30/2023	$25,649	$22,647	$28,621
5/31/2023	$26,800	$22,735	$29,926
6/30/2023	$28,752	$24,288	$31,972
7/31/2023	$29,453	$25,158	$33,050
8/31/2023	$29,080	$24,673	$32,753
9/30/2023	$27,498	$23,497	$30,972
10/31/2023	$27,164	$22,875	$30,531
11/30/2023	$29,997	$25,008	$33,859
12/31/2023	$31,468	$26,334	$35,358
1/31/2024	$32,468	$26,626	$36,240
2/29/2024	$35,068	$28,067	$38,713
3/31/2024	$35,679	$28,973	$39,394
4/30/2024	$33,976	$27,698	$37,723
5/31/2024	$35,291	$29,006	$39,981
6/30/2024	$37,410	$29,904	$42,677
7/31/2024	$36,697	$30,460	$41,951
8/31/2024	$37,602	$31,123	$42,825
9/30/2024	$38,564	$31,767	$44,038
10/31/2024	$38,103	$31,534	$43,893
11/30/2024	$40,272	$33,632	$46,740
12/31/2024	$40,497	$32,604	$47,152

Average Annual Total Returns

IBDA2	1 Year	5 Years	10 Years
Service Class	28.69%	15.54%	15.01%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell 1000® Growth IndexFootnote Reference(b)	33.36%	18.96%	16.78%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$5,791,755,952
Number of Portfolio Holdings	64
Portfolio Turnover Rate	40%
Total Advisory Fees Paid (net of waivers and reimbursements)	$34,597,321

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.6%
Consumer Discretionary	14.8
Communication Services	14.6
Health Care	8.1
Financials	6.4
Industrials	4.5
Consumer Staples	1.3
Materials	1.1
Real Estate	0.9
Energy	0.3
Utilities	0.2
Repurchase Agreements	0.3
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica WMC US Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.2%
Apple, Inc.	9.1
Microsoft Corp.	7.0
Amazon.com, Inc.	5.7
Broadcom, Inc.	5.0
Alphabet, Inc., Class A	5.0
Meta Platforms, Inc., Class A	4.9
Tesla, Inc.	3.3
Eli Lilly & Co.	2.9
Mastercard, Inc., Class A	2.9

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica WMC US Growth VP

Service Class

Annual Shareholder Report

Transamerica American Funds Managed Risk VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica American Funds Managed Risk VP (the "Portfolio") seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long-term while seeking to manage volatility and provide downside protection. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$87	0.81%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio normally invests at least 80% of its net assets in the American Funds Insurance Series Asset Allocation fund (the "Underlying Fund"), a highly diversified portfolio that targets a split between equities, debt securities and money market instruments, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy (“MMRS”), a dynamic derivative overlay strategy that aims to manage the Portfolio’s volatility and reduce the potential for Portfolio losses during periods of significant market declines. The strategy may limit the Portfolio’s ability to participate in up markets.

For the year ended December 31, 2024, the Portfolio posted positive returns. The top contributor to Portfolio performance was the performance of the Underlying Fund. The Portfolio’s hedging activity related to the MMRS was most active during periods of increased volatility during the year, most notably in August, September, and December. As a result, the Portfolio’s volatility was reduced while still capturing approximately 86% of the Underlying Fund's positive return in 2024.

Transamerica American Funds Managed Risk VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Transamerica American Funds Managed Risk VP Blended Benchmark
5/1/2015	$10,000	$10,000	$10,000
5/31/2015	$9,990	$10,129	$10,068
6/30/2015	$9,780	$9,933	$9,907
7/31/2015	$9,870	$10,141	$10,059
8/31/2015	$9,440	$9,529	$9,689
9/30/2015	$9,360	$9,293	$9,571
10/31/2015	$9,790	$10,077	$10,056
11/30/2015	$9,820	$10,107	$10,064
12/31/2015	$9,620	$9,947	$9,955
1/31/2016	$9,380	$9,454	$9,714
2/29/2016	$9,370	$9,441	$9,733
3/31/2016	$9,660	$10,082	$10,165
4/30/2016	$9,720	$10,121	$10,205
5/31/2016	$9,820	$10,302	$10,316
6/30/2016	$9,870	$10,329	$10,406
7/31/2016	$10,050	$10,710	$10,662
8/31/2016	$10,056	$10,725	$10,666
9/30/2016	$10,086	$10,727	$10,665
10/31/2016	$9,985	$10,531	$10,516
11/30/2016	$10,156	$10,921	$10,650
12/31/2016	$10,237	$11,137	$10,782
1/31/2017	$10,428	$11,348	$10,913
2/28/2017	$10,679	$11,799	$11,203
3/31/2017	$10,750	$11,813	$11,208
4/30/2017	$10,840	$11,934	$11,312
5/31/2017	$10,961	$12,102	$11,442
6/30/2017	$10,991	$12,178	$11,480
7/31/2017	$11,222	$12,428	$11,642
8/31/2017	$11,298	$12,466	$11,705
9/30/2017	$11,592	$13,020	$11,996
10/31/2017	$11,632	$13,419	$12,211
12/31/2017	$11,734	$13,569	$12,314
1/31/2018	$12,128	$14,345	$12,681
2/28/2018	$11,693	$13,817	$12,352
3/31/2018	$11,501	$13,466	$12,196
4/30/2018	$11,501	$13,517	$12,187
5/31/2018	$11,622	$13,843	$12,398
6/30/2018	$11,653	$13,928	$12,438
7/31/2018	$11,906	$14,446	$12,717
8/31/2018	$11,968	$14,917	$12,998
9/30/2018	$11,978	$15,002	$13,009
10/31/2018	$11,388	$13,977	$12,434
11/30/2018	$11,483	$14,261	$12,616
12/31/2018	$11,051	$12,974	$12,025
1/31/2019	$11,451	$14,013	$12,655
2/28/2019	$11,704	$14,463	$12,896
3/31/2019	$11,862	$14,744	$13,145
4/30/2019	$12,126	$15,341	$13,466
5/31/2019	$11,652	$14,366	$13,048
6/30/2019	$12,105	$15,379	$13,665
7/31/2019	$12,221	$15,600	$13,795
8/31/2019	$12,188	$15,353	$13,807
9/30/2019	$12,264	$15,640	$13,932
10/31/2019	$12,472	$15,979	$14,130
11/30/2019	$12,734	$16,559	$14,435
12/31/2019	$13,018	$17,059	$14,693
1/31/2020	$12,986	$17,052	$14,802
2/29/2020	$12,439	$15,648	$14,178
3/31/2020	$11,685	$13,716	$13,094
4/30/2020	$12,100	$15,474	$14,194
5/31/2020	$12,330	$16,211	$14,626
6/30/2020	$12,352	$16,533	$14,837
7/31/2020	$12,592	$17,465	$15,428
8/31/2020	$12,870	$18,721	$16,043
9/30/2020	$12,641	$18,009	$15,674
10/31/2020	$12,413	$17,531	$15,396
11/30/2020	$13,143	$19,449	$16,468
12/31/2020	$13,577	$20,197	$16,857
1/31/2021	$13,463	$19,993	$16,706
2/28/2021	$13,725	$20,545	$16,886
3/31/2021	$14,022	$21,444	$17,245
4/30/2021	$14,490	$22,589	$17,852
5/31/2021	$14,672	$22,747	$17,950
6/30/2021	$14,752	$23,278	$18,252
7/31/2021	$14,843	$23,831	$18,594
8/31/2021	$15,076	$24,555	$18,919
9/30/2021	$14,547	$23,413	$18,325
10/31/2021	$15,145	$25,054	$19,094
11/30/2021	$14,858	$24,880	$19,037
12/31/2021	$15,353	$25,995	$19,529
1/31/2022	$14,674	$24,650	$18,755
2/28/2022	$14,512	$23,912	$18,334
3/31/2022	$14,443	$24,800	$18,539
4/30/2022	$13,856	$22,637	$17,288
5/31/2022	$13,995	$22,679	$17,351
6/30/2022	$13,419	$20,807	$16,383
7/31/2022	$13,649	$22,725	$17,449
8/31/2022	$13,423	$21,798	$16,825
9/30/2022	$12,882	$19,791	$15,605
10/31/2022	$13,282	$21,393	$16,282
11/30/2022	$13,798	$22,589	$17,067
12/31/2022	$13,599	$21,287	$16,446
1/31/2023	$13,975	$22,625	$17,269
2/28/2023	$13,575	$22,073	$16,838
3/31/2023	$13,657	$22,883	$17,379
4/30/2023	$13,834	$23,240	$17,584
5/31/2023	$13,716	$23,341	$17,554
6/30/2023	$14,221	$24,883	$18,225
7/31/2023	$14,468	$25,683	$18,571
8/31/2023	$14,299	$25,274	$18,346
9/30/2023	$13,810	$24,069	$17,635
10/31/2023	$13,545	$23,563	$17,301
11/30/2023	$14,313	$25,715	$18,562
12/31/2023	$15,011	$26,883	$19,352
1/31/2024	$15,137	$27,335	$19,526
2/29/2024	$15,570	$28,794	$20,041
3/31/2024	$16,017	$29,721	$20,502
4/30/2024	$15,458	$28,507	$19,793
5/31/2024	$15,919	$29,920	$20,516
6/30/2024	$16,324	$30,994	$21,035
7/31/2024	$16,617	$31,371	$21,385
8/31/2024	$16,779	$32,132	$21,820
9/30/2024	$16,995	$32,818	$22,216
10/31/2024	$16,937	$32,521	$21,875
11/30/2024	$17,441	$34,430	$22,738
12/31/2024	$17,168	$33,609	$22,264

Average Annual Total Returns

I4C42	1 Year	5 Years	Since Inception 5/1/15
Service Class	14.37%	5.69%	5.75%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.35%
Transamerica American Funds Managed Risk VP Blended BenchmarkFootnote Reference(b)	15.04%	8.67%	8.63%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica American Funds Managed Risk VP Blended Benchmark consists of 60% S&P 500® Index, and 40% Bloomberg US Aggregate Bond Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$871,637,506
Number of Portfolio Holdings	2
Portfolio Turnover Rate	0%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,750,017

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Investment Companies	96.9%
Repurchase Agreements	2.8
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica American Funds Managed Risk VP

Service Class

Top Holdings (Percentage of Net Assets)

American Funds Insurance Series - Asset Allocation Fund	96.9%

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica American Funds Managed Risk VP

Service Class

ANNUAL SHAREHOLDER REPORT American Funds Insurance Series® – Asset Allocation Fund Class 1 for the year ended December 31, 2024

This annual shareholder report contains important information about American Funds Insurance Series - Asset Allocation Fund (the “fund”) for the period from January 1, 2024 to December 31, 2024. You can find additional information about the fund at capitalgroup.com/AFIS-literature-1. You can also request this information by contacting us at (800) 421-4225.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Share class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Class 1	$33	0.30%

Management’s discussion of fund performance

The fund’s Class 1 shares gained 16.73% for the year ended December 31, 2024. That result compares with a 15.04% gain for the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index. For information on returns for additional periods, including the fund lifetime, please refer to capitalgroup.com/AFIS-returns-1.

What factors influenced results

During the fund’s fiscal year, U.S. economic growth remained solid, driven by strong consumer spending, despite uncertainties regarding the presidential election, high interest rates and a slowing labor market. In September, the U.S. Federal Reserve cut rates for the first time since 2020 and followed with additional reductions in November and December. Short-term bond yields declined, while longer term yields rose.

Holdings in most equity sectors produced positive returns for the fund, with utilities, information technology, financials and communication services companies particularly additive to results. Consumer discretionary, consumer staples and materials shares were also positive, though below the portfolio’s overall return.

In terms of detractors, holdings in the real estate and energy sectors saw negative returns during the period. The bond portfolio yielded lower returns than equities but helped in mitigating overall portfolio risk by providing protection against market volatility.

How a hypothetical $10,000 investment has grown

Figures assume reinvestment of dividends and capital gains.

Average annual total returns

	1 year	5 years	10 years

Asset Allocation Fund – Class 1*	16.73%	8.59%	8.59%

S&P 500 Index†	25.02%	14.53%	13.10%

60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index†	15.04%	8.67%	8.52%

Bloomberg U.S. Aggregate Index†	1.25%	(0.33)%	1.35%

Effective July 24, 2024, the fund’s primary benchmark changed from the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the SEC. The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

*

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower.

†

Results assume all distributions are reinvested. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd.

The fund’s past performance is not a predictor of its future performance. The line chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key fund statistics

Fund net assets (in millions)	$27,086

Total number of portfolio holdings	1,841

Total advisory fees paid (in millions)	$71

Portfolio turnover rate including mortgage dollar roll transactions	129%

Portfolio turnover rate excluding mortgage dollar roll transactions	43%

Portfolio holdings by asset type (percent of net assets)

Availability of additional information

Scan the QR code to view additional information about the fund, including its prospectus, financial information, holdings and information on proxy voting. Or refer to the web address included at the beginning of this report.

Important information

To reduce fund expenses, only one copy of most shareholder documents will be mailed to shareholders with multiple accounts at the same address (householding). If you would prefer that your documents not be householded, please contact Capital Group at (800) 421-4225, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Capital Group or your financial intermediary.

Lit. No. INA1ARX-070-0225 © 2025 Capital Group. All rights reserved.

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The registrant has filed this code of ethics as an exhibit hereto pursuant to Item 19(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N CSR does not (i) deem either of them an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, (ii) impose upon either of them any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon them as a member of the registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31 (in thousands)
		2024	2023
(a)	Audit Fees	$1076	$1053
(b)	Audit Related Fees(1)	$115	$113
(c)	Tax Fees(2)	$165	$165
(d)	All Other Fees(3)	$29	$24

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the funds comprising the registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the registrant’s Audit Committee must pre-approve (i) all audit and non-audit services performed for the registrant by the independent accountant and (ii) all non-audit services performed by the registrant’s independent accountant for the registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the registrant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the registrant will be subject to the pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2024 and 2023 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The Schedule of Investments are included within the Financial Statements filed under 7(a) of this Form.

(b)	Not Applicable to the registrant.

Item 7	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Janus Balanced VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 59.8%
Aerospace & Defense - 1.0%
General Electric Co.	35,656	$ 5,947,064
Howmet Aerospace, Inc.	28,439	3,110,374
		9,057,438
Banks - 1.0%
JPMorgan Chase & Co.	38,665	9,268,387
Beverages - 0.9%
Constellation Brands, Inc., Class A	17,369	3,838,549
Monster Beverage Corp. (A)	84,287	4,430,125
		8,268,674
Biotechnology - 1.4%
AbbVie, Inc.	26,589	4,724,866
Amgen, Inc.	13,025	3,394,836
Vertex Pharmaceuticals, Inc. (A)	10,729	4,320,568
		12,440,270
Broadline Retail - 3.0%
Amazon.com, Inc. (A)	126,550	27,763,804
Building Products - 0.6%
Trane Technologies PLC	14,393	5,316,055
Capital Markets - 2.4%
Charles Schwab Corp.	25,468	1,884,887
CME Group, Inc.	21,106	4,901,446
Goldman Sachs Group, Inc.	5,174	2,962,736
Intercontinental Exchange, Inc.	21,478	3,200,437
Moody's Corp.	5,716	2,705,783
Morgan Stanley	49,814	6,262,616
		21,917,905
Chemicals - 0.3%
Corteva, Inc.	42,450	2,417,952
Communications Equipment - 0.4%
Motorola Solutions, Inc.	8,356	3,862,394
Consumer Finance - 1.6%
American Express Co.	49,131	14,581,589
Consumer Staples Distribution & Retail - 1.0%
Costco Wholesale Corp.	5,338	4,891,049
Sysco Corp.	56,567	4,325,113
		9,216,162
Electric Utilities - 0.7%
American Electric Power Co., Inc.	31,433	2,899,065
Xcel Energy, Inc.	47,213	3,187,822
		6,086,887
Electrical Equipment - 0.5%
Eaton Corp. PLC	14,291	4,742,754
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	53,123	3,689,392
	Shares	Value
COMMON STOCKS (continued)
Entertainment - 1.5%
Netflix, Inc. (A)	8,774	$ 7,820,442
Walt Disney Co.	56,536	6,295,283
		14,115,725
Financial Services - 2.3%
Mastercard, Inc., Class A	39,499	20,798,988
Ground Transportation - 0.4%
Uber Technologies, Inc. (A)	55,773	3,364,227
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	31,018	3,508,446
Stryker Corp.	14,009	5,043,940
		8,552,386
Health Care Providers & Services - 1.9%
HCA Healthcare, Inc.	15,568	4,672,735
UnitedHealth Group, Inc.	24,495	12,391,041
		17,063,776
Hotels, Restaurants & Leisure - 3.3%
Booking Holdings, Inc.	1,974	9,807,661
Chipotle Mexican Grill, Inc. (A)	64,593	3,894,958
Hilton Worldwide Holdings, Inc.	22,234	5,495,355
Las Vegas Sands Corp.	48,193	2,475,193
McDonald's Corp.	18,794	5,448,193
Royal Caribbean Cruises Ltd.	13,274	3,062,179
		30,183,539
Independent Power & Renewable Electricity Producers - 0.0%
Vistra Corp.	3,179	438,289
Industrial REITs - 0.3%
Prologis, Inc.	22,714	2,400,870
Insurance - 2.0%
Marsh & McLennan Cos., Inc.	19,131	4,063,616
Progressive Corp.	58,031	13,904,808
		17,968,424
Interactive Media & Services - 4.8%
Alphabet, Inc., Class C	130,412	24,835,661
Meta Platforms, Inc., Class A	32,238	18,875,672
		43,711,333
IT Services - 0.8%
Accenture PLC, Class A	19,684	6,924,634
Life Sciences Tools & Services - 0.7%
Danaher Corp.	12,767	2,930,665
Thermo Fisher Scientific, Inc.	6,817	3,546,408
		6,477,073
Machinery - 0.4%
Deere & Co.	8,894	3,768,388
Multi-Utilities - 0.6%
Sempra	38,272	3,357,220
WEC Energy Group, Inc.	19,966	1,877,602
		5,234,822
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 1.2%
Chevron Corp.	44,816	$ 6,491,149
ConocoPhillips	42,977	4,262,029
		10,753,178
Pharmaceuticals - 2.1%
Eli Lilly & Co.	14,379	11,100,588
Johnson & Johnson	42,010	6,075,486
Zoetis, Inc.	14,372	2,341,630
		19,517,704
Professional Services - 0.7%
Automatic Data Processing, Inc.	22,757	6,661,657
Semiconductors & Semiconductor Equipment - 7.7%
Broadcom, Inc.	60,394	14,001,745
KLA Corp.	8,085	5,094,520
Lam Research Corp.	59,087	4,267,854
NVIDIA Corp.	347,919	46,722,043
		70,086,162
Software - 7.3%
Adobe, Inc. (A)	6,629	2,947,783
Cadence Design Systems, Inc. (A)	10,576	3,177,665
Intuit, Inc.	7,319	4,599,992
Microsoft Corp.	107,513	45,316,729
Oracle Corp.	34,793	5,797,906
ServiceNow, Inc. (A)	4,274	4,530,953
		66,371,028
Specialized REITs - 0.3%
Equinix, Inc.	2,623	2,473,200
Specialty Retail - 1.3%
Home Depot, Inc.	16,286	6,335,091
TJX Cos., Inc.	48,181	5,820,747
		12,155,838
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	132,085	33,076,726
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	58,091	4,395,746
Total Common Stocks (Cost $339,558,864)		545,123,376

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
BAMLL Re-REMICS Trust
1.23% (B), 11/27/2048 (C)	$ 155,000	142,882
1.31% (B), 11/27/2048 (C)	130,000	121,147
Federal Home Loan Mortgage Corp.
2.50%, 12/01/2033 - 05/01/2052	9,125,248	7,681,255
3.00%, 05/01/2031 - 06/01/2052	1,677,718	1,518,712
3.50%, 07/01/2046 - 06/01/2052	769,199	691,231
4.00%, 03/01/2047 - 03/01/2050	1,065,196	988,004
4.50%, 03/01/2048 - 03/01/2052	1,524,821	1,446,306
5.00%, 09/01/2048 - 10/01/2054	1,941,010	1,883,427
5.00%, 08/01/2052 (D)	7,884	7,757
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
5.50%, 09/01/2052 - 12/01/2054	$ 3,513,155	$ 3,493,276
6.00%, 04/01/2040 - 04/01/2054	4,341,946	4,418,969
6.50%, 11/01/2053	627,150	656,659
Federal Home Loan Mortgage Corp. STACR REMICS Trust
1-Month SOFR Average + 0.85%,
5.42% (B), 11/25/2041 (C)	224,353	224,042
1-Month SOFR Average + 0.95%,
5.52% (B), 12/25/2041 (C)	644,987	644,989
1-Month SOFR Average + 1.00%,
5.57% (B), 10/25/2044 (C)	204,349	204,362
1-Month SOFR Average + 1.20%,
5.77% (B), 05/25/2044 (C)	458,096	459,603
1-Month SOFR Average + 1.30%,
5.87% (B), 02/25/2042 (C)	93,853	94,028
1-Month SOFR Average + 1.50%,
6.07% (B), 10/25/2041 (C)	192,864	194,012
1-Month SOFR Average + 1.85%,
6.42% (B), 11/25/2043 (C)	318,301	320,410
1-Month SOFR Average + 2.00%,
6.57% (B), 04/25/2042 - 06/25/2043 (C)	146,684	148,278
1-Month SOFR Average + 2.10%,
6.66% (B), 04/25/2043 (C)	203,316	206,526
6.67% (B), 09/25/2041 - 03/25/2042 (C)	377,447	380,173
1-Month SOFR Average + 2.30%,
6.87% (B), 08/25/2042 (C)	190,814	194,972
1-Month SOFR Average + 2.35%,
6.92% (B), 12/25/2041 (C)	258,132	261,104
Federal National Mortgage Association
2.00%, 07/01/2051	214,105	167,630
2.50%, 11/01/2034 - 03/01/2062	17,810,542	14,700,358
3.00%, 10/01/2034 - 06/01/2057	6,388,030	5,480,955
3.50%, 08/01/2047 - 08/01/2056	5,759,308	5,172,164
4.00%, 05/01/2045 - 05/01/2052	984,492	914,565
4.50%, 11/01/2042 - 08/01/2053	3,039,760	2,877,548
5.00%, 07/01/2044 - 07/01/2054	2,688,505	2,611,949
5.50%, 06/01/2053 - 12/01/2054	9,314,991	9,272,522
6.00%, 02/01/2037 - 05/01/2054	2,492,072	2,544,785
Federal National Mortgage Association Connecticut Avenue Securities Trust
1-Month SOFR Average + 1.00%,
5.57% (B), 07/25/2044 (C)	202,290	202,379
1-Month SOFR Average + 1.05%,
5.62% (B), 01/25/2044 (C)	322,503	322,786
1-Month SOFR Average + 1.10%,
5.67% (B), 05/25/2044 (C)	284,512	284,598
1-Month SOFR Average + 1.15%,
5.71% (B), 03/25/2044 (C)	206,493	206,506
1-Month SOFR Average + 1.50%,
6.07% (B), 10/25/2043 (C)	330,826	332,410
1-Month SOFR Average + 1.65%,
6.22% (B), 12/25/2041 (C)	496,000	501,099
1-Month SOFR Average + 1.70%,
6.27% (B), 07/25/2043 (C)	368,220	369,555
1-Month SOFR Average + 1.90%,
6.47% (B), 04/25/2042 (C)	228,671	230,242
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Connecticut Avenue Securities Trust (continued)
1-Month SOFR Average + 2.00%,
6.57% (B), 11/25/2041 (C)	$ 1,446,000	$ 1,456,329
1-Month SOFR Average + 2.30%,
6.86% (B), 05/25/2043 (C)	460,636	471,186
1-Month SOFR Average + 3.00%,
7.57% (B), 01/25/2042 - 04/25/2042 (C)	903,000	930,470
Federal National Mortgage Association REMICS
3.00%, 05/25/2048 - 11/25/2049	910,105	787,990
Government National Mortgage Association
2.50%, 03/20/2051 - 01/20/2052	2,633,873	2,180,798
3.00%, 11/20/2046 - 08/20/2051	4,982,550	4,335,661
3.50%, 05/20/2049	1,562,315	1,411,923
4.00%, 01/15/2045 - 05/20/2048	1,207,953	1,130,386
4.50%, 08/15/2046 - 05/20/2048	630,372	605,885
5.00%, 08/20/2048	154,977	152,513
Government National Mortgage Association, TBA
2.50%, 01/20/2055 (D)	1,740,399	1,452,421
4.00%, 01/20/2055 (D)	1,437,751	1,323,712
4.50%, 01/20/2055 (D)	801,906	758,117
5.00%, 01/20/2055 (D)	729,984	708,502
Seasoned Loans Structured Transaction Trust
4.75% (B), 09/25/2060 (C)	140,449	138,639
Uniform Mortgage-Backed Security, TBA
3.00%, 01/01/2055 (D)	404,999	343,484
3.50%, 01/01/2055 (D)	1,908,969	1,687,664
5.00%, 01/01/2055 (D)	2,696,742	2,601,751
6.00%, 01/01/2055 (D)	424,136	426,276
Total U.S. Government Agency Obligations (Cost $99,441,048)		95,477,882
CORPORATE DEBT SECURITIES - 10.4%
Aerospace & Defense - 0.5%
Boeing Co.
5.15%, 05/01/2030	723,000	712,589
6.30%, 05/01/2029	706,000	731,879
6.39%, 05/01/2031	784,000	820,178
6.53%, 05/01/2034	755,000	791,186
7.01%, 05/01/2064	234,000	248,741
TransDigm, Inc.
6.38%, 03/01/2029 (C)	253,000	253,562
6.63%, 03/01/2032 (C)	1,140,000	1,150,289
		4,708,424
Automobile Components - 0.0% (E)
ZF North America Capital, Inc.
6.88%, 04/23/2032 (C)	413,000	391,624
Automobiles - 0.3%
Ford Motor Credit Co. LLC
5.80%, 03/08/2029	830,000	830,593
6.13%, 03/08/2034	645,000	630,822
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
Ford Motor Credit Co. LLC (continued)
7.12%, 11/07/2033	$ 474,000	$ 494,865
7.20%, 06/10/2030	231,000	243,357
7.35%, 03/06/2030	234,000	247,872
		2,447,509
Banks - 1.8%
Bank of America Corp.
Fixed until 09/15/2033, 5.87% (B), 09/15/2034	799,000	820,528
Bank of New York Mellon Corp.
Fixed until 10/25/2033, 6.47% (B), 10/25/2034	904,000	976,631
BNP Paribas SA
Fixed until 01/20/2027, 2.59% (B), 01/20/2028 (C)	616,000	585,442
Citigroup, Inc.
Fixed until 11/19/2029, 5.59% (B), 11/19/2034	569,000	564,198
Fixed until 02/13/2034, 5.83% (B), 02/13/2035	2,098,000	2,090,743
Fixed until 05/15/2025, 5.95% (B), 05/15/2025 (F)	496,000	495,210
Fifth Third Bancorp
Fixed until 01/29/2031, 5.63% (B), 01/29/2032	241,000	243,662
JPMorgan Chase & Co.
Fixed until 01/23/2029, 5.01% (B), 01/23/2030	414,000	413,585
Fixed until 07/24/2028, 5.30% (B), 07/24/2029	912,000	921,203
Fixed until 10/23/2028, 6.09% (B), 10/23/2029	917,000	951,005
Morgan Stanley
Fixed until 01/21/2032, 2.94% (B), 01/21/2033	676,000	579,642
Fixed until 01/24/2028, 3.77% (B), 01/24/2029	90,000	86,758
4.35%, 09/08/2026	79,000	78,381
Fixed until 07/19/2029, 5.04% (B), 07/19/2030	563,000	560,994
Fixed until 04/20/2028, 5.16% (B), 04/20/2029	850,000	852,322
Fixed until 07/19/2034, 5.32% (B), 07/19/2035	968,000	952,479
Fixed until 07/21/2033, 5.42% (B), 07/21/2034	774,000	768,790
National Australia Bank Ltd.
2.99%, 05/21/2031 (C)	1,103,000	953,483
PNC Financial Services Group, Inc.
Fixed until 07/23/2034, 5.40% (B), 07/23/2035 (G)	910,000	903,935
Fixed until 10/20/2033, 6.88% (B), 10/20/2034	950,000	1,038,857
Truist Financial Corp.
Fixed until 01/24/2029, 5.44% (B), 01/24/2030	381,000	384,310
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
U.S. Bancorp
Fixed until 11/03/2031, 2.49% (B), 11/03/2036	$ 857,000	$ 694,196
Fixed until 01/23/2029, 5.38% (B), 01/23/2030	799,000	805,929
		16,722,283
Biotechnology - 0.1%
Royalty Pharma PLC
3.55%, 09/02/2050	782,000	521,510
Capital Markets - 0.1%
Blackstone Private Credit Fund
7.30%, 11/27/2028	604,000	635,444
Blue Owl Credit Income Corp.
4.70%, 02/08/2027	113,000	111,376
7.95%, 06/13/2028	371,000	393,910
		1,140,730
Chemicals - 0.2%
Celanese U.S. Holdings LLC
6.80%, 11/15/2030	967,000	1,001,416
6.95%, 11/15/2033	943,000	979,236
		1,980,652
Communications Equipment - 0.0% (E)
AT&T, Inc.
3.65%, 09/15/2059	109,000	72,389
Containers & Packaging - 0.2%
Berry Global, Inc.
5.80%, 06/15/2031 (C)	1,309,000	1,332,225
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033	802,000	827,436
Diversified REITs - 0.3%
American Tower Trust #1
5.49%, 03/15/2053 (C)	1,406,000	1,419,509
GLP Capital LP/GLP Financing II, Inc.
5.30%, 01/15/2029	73,000	72,467
5.38%, 04/15/2026	333,000	332,994
5.63%, 09/15/2034	1,220,000	1,200,368
		3,025,338
Electric Utilities - 0.5%
American Electric Power Co., Inc.
5.63%, 03/01/2033	893,000	902,753
Duke Energy Corp.
5.45%, 06/15/2034	1,332,000	1,328,590
Duquesne Light Holdings, Inc.
2.78%, 01/07/2032 (C)	642,000	534,921
Electricite de France SA
5.70%, 05/23/2028 (C)(G)	421,000	427,552
Exelon Corp.
5.45%, 03/15/2034	679,000	677,991
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
National Grid PLC
5.81%, 06/12/2033	$ 672,000	$ 685,865
		4,557,672
Electrical Equipment - 0.1%
WESCO Distribution, Inc.
6.38%, 03/15/2029 (C)	483,000	489,455
6.63%, 03/15/2032 (C)	611,000	621,012
		1,110,467
Electronic Equipment, Instruments & Components - 0.0% (E)
Trimble, Inc.
4.90%, 06/15/2028	314,000	313,687
Financial Services - 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.63%, 09/10/2029	488,000	477,345
Blue Owl Finance LLC
6.25%, 04/18/2034	960,000	986,720
Capital One Financial Corp.
Fixed until 02/01/2029, 5.70% (B), 02/01/2030	214,000	216,925
Fixed until 07/26/2034, 5.88% (B), 07/26/2035	944,000	949,748
Fixed until 06/08/2028, 6.31% (B), 06/08/2029	388,000	400,722
Fixed until 10/30/2030, 7.62% (B), 10/30/2031	726,000	801,743
Discover Financial Services
Fixed until 11/02/2033, 7.96% (B), 11/02/2034	1,157,000	1,322,527
Jane Street Group/JSG Finance, Inc.
6.13%, 11/01/2032 (C)	937,000	928,278
7.13%, 04/30/2031 (C)	947,000	973,200
LPL Holdings, Inc.
6.00%, 05/20/2034	787,000	801,485
6.75%, 11/17/2028	1,261,000	1,324,832
Nasdaq, Inc.
5.55%, 02/15/2034	1,295,000	1,307,072
		10,490,597
Food Products - 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
6.50%, 02/15/2028 (C)	592,000	599,395
Pilgrim's Pride Corp.
6.25%, 07/01/2033	953,000	970,742
		1,570,137
Health Care Equipment & Supplies - 0.4%
Solventum Corp.
5.45%, 03/13/2031 (C)	1,292,000	1,291,181
5.60%, 03/23/2034 (C)	1,703,000	1,695,798
6.00%, 05/15/2064 (C)	597,000	583,280
		3,570,259
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.8%
Elevance Health, Inc.
4.95%, 11/01/2031	$ 912,000	$ 896,937
5.20%, 02/15/2035	499,000	487,419
HCA, Inc.
3.63%, 03/15/2032	450,000	396,638
5.60%, 04/01/2034	690,000	679,890
5.63%, 09/01/2028	264,000	267,496
5.88%, 02/01/2029	175,000	178,594
Health Care Service Corp. A Mutual Legal Reserve Co.
2.20%, 06/01/2030 (C)	510,000	440,968
5.20%, 06/15/2029 (C)	575,000	577,824
5.45%, 06/15/2034 (C)	1,297,000	1,296,980
5.88%, 06/15/2054 (C)	542,000	525,523
Humana, Inc.
5.75%, 04/15/2054	563,000	522,560
5.88%, 03/01/2033	220,000	220,834
5.95%, 03/15/2034	544,000	547,848
UnitedHealth Group, Inc.
5.15%, 07/15/2034	522,000	514,925
Universal Health Services, Inc.
2.65%, 10/15/2030	163,000	140,199
		7,694,635
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd.
5.63%, 09/30/2031 (C)	151,000	148,532
Insurance - 0.7%
Aon North America, Inc.
5.30%, 03/01/2031	941,000	944,958
5.45%, 03/01/2034	1,584,000	1,582,082
Arthur J Gallagher & Co.
4.85%, 12/15/2029	133,000	132,327
5.00%, 02/15/2032	124,000	122,292
5.15%, 02/15/2035	309,000	301,698
5.45%, 07/15/2034	823,000	828,440
6.50%, 02/15/2034	427,000	458,910
Athene Global Funding
2.65%, 10/04/2031 (C)	712,000	598,011
2.72%, 01/07/2029 (C)	800,000	725,594
Brown & Brown, Inc.
4.95%, 03/17/2052	845,000	722,157
		6,416,469
IT Services - 0.1%
Booz Allen Hamilton, Inc.
5.95%, 08/04/2033	932,000	952,743
Machinery - 0.1%
Regal Rexnord Corp.
6.05%, 04/15/2028	693,000	704,885
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.50%, 04/01/2063	$ 605,000	$ 482,227
6.65%, 02/01/2034	1,852,000	1,907,532
		2,389,759
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy, Inc.
5.65%, 04/15/2034	888,000	896,307
Columbia Pipelines Operating Co. LLC
5.93%, 08/15/2030 (C)	212,000	218,296
6.04%, 11/15/2033 (C)	510,000	523,568
6.50%, 08/15/2043 (C)	103,000	106,957
6.54%, 11/15/2053 (C)	532,000	558,340
DT Midstream, Inc.
4.30%, 04/15/2032 (C)	288,000	262,828
4.38%, 06/15/2031 (C)	635,000	579,388
5.80%, 12/15/2034 (C)	639,000	644,315
Energy Transfer LP
4.95%, 06/15/2028	78,000	77,877
Hess Midstream Operations LP
5.13%, 06/15/2028 (C)	460,000	447,422
Occidental Petroleum Corp.
5.20%, 08/01/2029	371,000	368,028
5.38%, 01/01/2032	852,000	835,001
5.55%, 10/01/2034 (G)	778,000	758,034
6.13%, 01/01/2031	534,000	546,400
6.63%, 09/01/2030	296,000	309,769
8.88%, 07/15/2030	420,000	479,662
Sunoco LP
7.00%, 05/01/2029 (C)	908,000	932,259
7.25%, 05/01/2032 (C)	512,000	528,886
Viper Energy, Inc.
7.38%, 11/01/2031 (C)	835,000	874,195
		9,947,532
Pharmaceuticals - 0.2%
AbbVie, Inc.
5.40%, 03/15/2054	337,000	324,493
CVS Health Corp.
5.25%, 02/21/2033	109,000	104,518
5.70%, 06/01/2034 (G)	164,000	161,242
Organon & Co./Organon Foreign Debt Co- Issuer BV
6.75%, 05/15/2034 (C)(G)	653,000	648,305
7.88%, 05/15/2034 (C)(G)	869,000	888,431
		2,126,989
Real Estate Management & Development - 0.2%
CBRE Services, Inc.
5.95%, 08/15/2034	1,245,000	1,284,104
CoStar Group, Inc.
2.80%, 07/15/2030 (C)	497,000	432,057
		1,716,161
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Residential REITs - 0.1%
Sun Communities Operating LP
2.70%, 07/15/2031	$ 898,000	$ 755,109
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc.
4.35%, 02/15/2030	639,000	621,754
5.05%, 07/12/2029	883,000	886,108
5.15%, 11/15/2031	563,000	566,937
Intel Corp.
2.45%, 11/15/2029	244,000	214,141
5.13%, 02/10/2030	325,000	322,176
Marvell Technology, Inc.
4.88%, 06/22/2028	378,000	375,946
		2,987,062
Software - 0.5%
AppLovin Corp.
5.38%, 12/01/2031	409,000	409,466
5.95%, 12/01/2054	246,000	243,352
Cadence Design Systems, Inc.
4.30%, 09/10/2029	450,000	441,061
4.70%, 09/10/2034	540,000	517,906
Constellation Software, Inc.
5.16%, 02/16/2029 (C)	256,000	257,173
5.46%, 02/16/2034 (C)	744,000	746,565
MSCI, Inc.
3.63%, 09/01/2030 (C)	992,000	902,930
3.88%, 02/15/2031 (C)	962,000	881,376
4.00%, 11/15/2029 (C)	184,000	173,539
		4,573,368
Total Corporate Debt Securities (Cost $96,027,182)		95,196,183
U.S. GOVERNMENT OBLIGATIONS - 6.1%
U.S. Treasury - 6.1%
U.S. Treasury Bonds
4.25%, 08/15/2054	29,474,200	26,964,288
4.63%, 11/15/2044	21,170,000	20,548,131
U.S. Treasury Notes
4.13%, 11/30/2029 - 11/30/2031	2,444,400	2,412,547
4.25%, 11/15/2034	5,889,400	5,737,564
Total U.S. Government Obligations (Cost $57,797,323)		55,662,530
MORTGAGE-BACKED SECURITIES - 5.9%
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, 1-Month Term SOFR + 1.18%, 5.66% (B), 09/15/2034 (C)	592,515	588,071
A&D Mortgage Trust
Series 2023-NQM2, Class A1, 6.13% (B), 05/25/2068 (C)	0	0
Series 2024-NQM5, Class A1, 5.70%, 11/25/2069 (C)	$ 306,578	306,868
Angel Oak Mortgage Trust
Series 2019-5, Class A1, 2.59% (B), 10/25/2049 (C)	37,036	36,231
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust (continued)
Series 2019-6, Class A1, 2.62% (B), 11/25/2059 (C)	$ 37,184	$ 36,436
Series 2020-3, Class A2, 2.41% (B), 04/25/2065 (C)	106,683	100,605
Series 2024-3, Class A1, 4.80% (B), 11/26/2068 (C)	161,157	157,275
Series 2024-5, Class A1, 4.95% (B), 07/25/2068 (C)	917,137	900,181
Series 2024-6, Class A1, 4.65% (B), 11/25/2067 (C)	991,364	958,101
Asset Based Lending LLC
Series 2024-RTL1, Class A1, 6.08% (B), 09/25/2029 (C)	296,000	296,511
BAMLL Re-REMICS Trust
Series 2024-FRR2, Class E, 1.27% (B), 07/27/2050 (C)	328,000	257,211
Series 2024-FRR3, Class E, 0.50% (B), 01/27/2050 (C)	380,014	316,906
Bayview MSR Opportunity Master Fund Trust
Series 2021-5, Class AF, 1-Month SOFR Average + 0.85%, 5.00% (B), 11/25/2051 (C)	615,964	571,061
Series 2022-2, Class A1, 3.00% (B), 12/25/2051 (C)	452,381	377,045
BBCMS Trust
Series 2015-SRCH, Class A2, 4.20%, 08/10/2035 (C)	715,000	683,575
BPR Trust
Series 2022-OANA, Class A, 1-Month Term SOFR + 1.90%, 6.30% (B), 04/15/2037 (C)	891,000	894,341
Series 2023-BRK2, Class A, 6.90% (B), 10/05/2038 (C)	831,000	854,671
Series 2024-PMDW, Class A, 5.36% (B), 11/05/2041 (C)	1,017,578	1,014,160
Series 2024-PMDW, Class D, 5.85% (B), 11/05/2041 (C)	391,000	370,308
BX Commercial Mortgage Trust
Series 2021-VINO, Class A, 1-Month Term SOFR + 0.77%, 5.16% (B), 05/15/2038 (C)	32,355	32,324
Series 2021-VOLT, Class B, 1-Month Term SOFR + 1.06%, 5.46% (B), 09/15/2036 (C)	733,000	730,251
Series 2021-VOLT, Class D, 1-Month Term SOFR + 1.76%, 6.16% (B), 09/15/2036 (C)	770,000	768,088
Series 2024-AIR2, Class A, 1-Month Term SOFR + 1.49%, 5.89% (B), 10/15/2041 (C)	980,000	983,675
Series 2024-AIRC, Class A, 1-Month Term SOFR + 1.69%, 6.09% (B), 08/15/2039 (C)	1,354,000	1,363,321
Series 2024-AIRC, Class C, 1-Month Term SOFR + 2.59%, 6.99% (B), 08/15/2039 (C)	427,000	429,135
Series 2024-BRBK, Class A, 1-Month Term SOFR + 2.88%, 7.26% (B), 10/15/2041 (C)	1,070,787	1,077,386
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust (continued)
Series 2024-GPA3, Class A, 1-Month Term SOFR + 1.29%, 5.80% (B), 12/15/2039 (C)	$ 610,476	$ 610,663
Series 2024-GPA3, Class B, 1-Month Term SOFR + 1.64%, 6.15% (B), 12/15/2039 (C)	422,000	421,736
Series 2024-VLT5, Class A, 5.41% (B), 11/13/2046 (C)	1,091,000	1,091,088
Series 2024-VLT5, Class B, 5.80% (B), 11/13/2046 (C)	281,000	281,096
Series 2024-VLT5, Class C, 6.19% (B), 11/13/2046 (C)	220,000	222,037
BX Trust
Class A2, 1-Month Term SOFR + 0.75%, 5.15% (B), 04/15/2039 (C)	609,332	606,285
Series 2019-OC11, Class B, 3.61%, 12/09/2041 (C)	242,000	220,786
Series 2019-OC11, Class C, 3.86%, 12/09/2041 (C)	481,000	438,234
Series 2021-LBA, Class AJV, 1-Month Term SOFR + 0.91%, 5.31% (B), 02/15/2036 (C)	820,000	820,000
Series 2021-LBA, Class AV, 1-Month Term SOFR + 0.91%, 5.31% (B), 02/15/2036 (C)	737,035	736,804
Series 2024-VLT4, Class A, 1-Month Term SOFR + 1.49%, 5.89% (B), 07/15/2029 (C)	939,765	943,583
BXP Trust
Series 2017-GM, Class A, 3.38%, 06/13/2039 (C)	324,000	308,988
CENT Trust
Series 2023-CITY, Class A, 1-Month Term SOFR + 2.62%, 7.02% (B), 09/15/2038 (C)	849,000	852,184
Chase Mortgage Finance Corp.
Series 2021-CL1, Class M1, 1-Month SOFR Average + 1.20%, 5.77% (B), 02/25/2050 (C)	626,393	612,866
COLT Mortgage Loan Trust
Series 2020-3, Class A1, 1.51% (B), 04/27/2065 (C)	26,458	25,588
COMM Mortgage Trust
Series 2024-WCL1, Class A, 1-Month Term SOFR + 1.84%, 6.24% (B), 06/15/2041 (C)	951,334	951,365
CONE Trust
Series 2024-DFW1, Class A, 1-Month Term SOFR + 1.64%, 6.04% (B), 08/15/2041 (C)	632,000	635,160
Series 2024-DFW1, Class B, 1-Month Term SOFR + 2.29%, 6.69% (B), 08/15/2041 (C)	465,108	465,108
DATA Mortgage Trust
Series 2024-CTR2, Class A, 5.30% (B), 05/10/2046 (C)	263,256	255,570
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust
Series 2021-ESH, Class A, 1-Month Term SOFR + 1.19%, 5.59% (B), 07/15/2038 (C)	$ 377,859	$ 378,095
Flagstar Mortgage Trust
Series 2021-13IN, Class A2, 3.00% (B), 12/30/2051 (C)	1,227,269	1,019,819
FREMF Mortgage Trust
Series 2023-K511, Class C, 5.63% (B), 11/25/2028 (C)	187,000	168,145
GCAT Trust
Series 2022-INV1, Class A1, 3.00% (B), 12/25/2051 (C)	820,775	684,622
Series 2023-INV1, Class A1, 6.00% (B), 08/25/2053 (C)	789,914	788,124
GWT Trust
Series 2024-WLF2, Class A, 1-Month Term SOFR + 1.69%, 6.09% (B), 05/15/2041 (C)	1,141,000	1,145,279
Homeward Opportunities Fund Trust
Series 2024-RRTL2, Class A1, 5.99% (B), 09/25/2039 (C)	424,000	424,988
Series 2024-RTL1, Class A1, 7.12% (B), 07/25/2029 (C)	1,020,000	1,028,873
Hudsons Bay Simon JV Trust
Series 2015-HB10, Class A10, 4.15%, 08/05/2034 (C)	321,959	312,685
Series 2015-HB7, Class A7, 3.91%, 08/05/2034 (C)	121,126	118,842
Imperial Fund Mortgage Trust
Series 2023-NQM1, Class A1, 5.94% (B), 02/25/2068 (C)	0	0
LBA Trust
Series 2024-BOLT, Class A, 1-Month Term SOFR + 1.59%, 5.99% (B), 06/15/2039 (C)	$ 752,511	753,452
LEX Mortgage Trust
Series 2024-BBG, Class A, 4.87% (B), 10/13/2033 (C)	215,000	210,934
LHOME Mortgage Trust
Series 2022-RTL3, Class A1, 8.15% (B), 11/25/2027 (C)	1,331,000	1,335,600
Series 2024-RTL2, Class A1, 7.13% (B), 03/25/2029 (C)	249,645	252,838
Series 2024-RTL3, Class A1, 6.90% (B), 05/25/2029 (C)	311,653	314,756
Series 2024-RTL4, Class A1, 5.92% (B), 07/25/2039 (C)	920,061	922,085
Life Mortgage Trust
Series 2021-BMR, Class A, 1-Month Term SOFR + 0.81%, 5.21% (B), 03/15/2038 (C)	1,031,868	1,018,969
Series 2021-BMR, Class C, 1-Month Term SOFR + 1.21%, 5.61% (B), 03/15/2038 (C)	597,230	588,645
Series 2022-BMR2, Class A1, 1-Month Term SOFR + 1.30%, 5.69% (B), 05/15/2039 (C)	886,000	866,065
Series 2022-BMR2, Class B, 1-Month Term SOFR + 1.79%, 6.19% (B), 05/15/2039 (C)	257,000	246,956
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Mello Mortgage Capital Acceptance
Series 2021-INV2, Class A11, 1-Month SOFR Average + 0.95%, 5.00% (B), 08/25/2051 (C)	$ 458,811	$ 427,407
Series 2021-INV3, Class A11, 1-Month SOFR Average + 0.95%, 5.00% (B), 10/25/2051 (C)	568,807	529,998
Series 2022-INV1, Class A2, 3.00% (B), 03/25/2052 (C)	304,960	253,419
Series 2024-SD1, Class A1, 4.00% (B), 04/25/2054 (C)	335,049	322,147
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, 1-Month Term SOFR + 0.92%, 5.31% (B), 04/15/2038 (C)	409,861	409,605
Series 2021-MHC, Class C, 1-Month Term SOFR + 1.47%, 5.86% (B), 04/15/2038 (C)	607,417	606,468
MIC Trust
Series 2023-MIC, Class A, 8.44% (B), 12/05/2038 (C)	584,328	625,915
NCMF Trust
Series 2022-MFP, Class A, 1-Month Term SOFR + 1.74%, 6.14% (B), 03/15/2039 (C)	400,000	399,794
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1, 4.50% (B), 02/25/2058 (C)	81,770	79,300
Series 2024-NQM2, Class A1, 5.12% (B), 09/25/2064 (C)	558,926	552,333
Series 2024-RTL2, Class A1, 5.44% (B), 09/25/2039 (C)	343,000	338,307
NRTH Mortgage Trust
Series 2024-PARK, Class A, 1-Month Term SOFR + 1.64%, 6.04% (B), 03/15/2039 (C)	1,390,000	1,390,869
OBX Trust
Series 2022-INV1, Class A1, 3.00% (B), 12/25/2051 (C)	192,986	160,370
Series 2022-INV1, Class A18, 3.00% (B), 12/25/2051 (C)	511,303	422,345
OPEN Trust
Series 2023-AIR, Class C, 1-Month Term SOFR + 5.24%, 9.63% (B), 11/15/2040 (C)	165,551	166,778
PRPM LLC
Series 2020-4, Class A1, 6.61% (B), 10/25/2025 (C)	373,040	373,235
Series 2024-RCF2, Class A1, 3.75% (B), 03/25/2054 (C)	218,406	210,979
Rain City Mortgage Trust
Series 2024-RTL1, Class A1, 6.53% (B), 11/25/2029 (C)	379,000	377,992
RCKT Mortgage Trust
Series 2021-3, Class A21, 1-Month SOFR Average + 0.80%, 5.00% (B), 07/25/2051 (C)	406,709	375,933
Series 2023-CES1, Class A1A, 6.52% (B), 06/25/2043 (C)	248,420	250,755
Series 2024-CES5, Class A1A, 5.85% (B), 08/25/2044 (C)	833,738	839,172
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RCKT Mortgage Trust (continued)
Series 2024-CES7, Class A1A, 5.16% (B), 10/25/2044 (C)	$ 994,466	$ 985,263
Series 2024-CES8, Class A1A, 5.49% (B), 11/25/2044 (C)	584,604	585,617
Series 2024-CES9, Class A1A, 5.58% (B), 12/25/2044 (C)	490,000	486,247
Saluda Grade Alternative Mortgage Trust
Series 2024-CES1, Class A1, 6.31% (B), 03/25/2054 (C)	311,680	313,785
Series 2024-FIG5, Class A, 6.26% (B), 04/25/2054 (C)	394,892	395,032
Series 2024-RTL6, Class A1, 7.44% (B), 07/25/2030 (C)	775,000	779,654
SELF Commercial Mortgage Trust
Series 2024-STRG, Class A, 1-Month Term SOFR + 1.54%, 5.94% (B), 11/15/2034 (C)	993,000	994,228
Sequoia Mortgage Trust
Series 2013-5, Class A1, 2.50% (B), 05/25/2043 (C)	94,941	80,526
Series 2020-2, Class A19, 3.50% (B), 03/25/2050 (C)	43,088	37,567
SMRT Commercial Mortgage Trust
Series 2022-MINI, Class A, 1-Month Term SOFR + 1.00%, 5.40% (B), 01/15/2039 (C)	451,000	449,873
SREIT Trust
Series 2021-MFP, Class A, 1-Month Term SOFR + 0.85%, 5.24% (B), 11/15/2038 (C)	95,686	95,597
TYSN Mortgage Trust
Series 2023-CRNR, Class A, 6.58% (B), 12/10/2033 (C)	924,755	964,176
UWM Mortgage Trust
Series 2021-INV1, Class A9, 1-Month SOFR Average + 0.90%, 5.00% (B), 08/25/2051 (C)	551,573	512,299
VASA Trust
Series 2021-VASA, Class A, 1-Month Term SOFR + 1.01%, 5.41% (B), 07/15/2039 (C)	425,000	404,200
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A, 1-Month Term SOFR + 1.26%, 5.66% (B), 02/15/2040 (C)	183,247	183,279
Total Mortgage-Backed Securities (Cost $54,346,578)		53,563,114
ASSET-BACKED SECURITIES - 5.6%
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/2046 (C)	132,406	121,313
Ares LIII CLO Ltd.
Series 2019-53A, Class A1R, 3-Month Term SOFR + 1.28%, 5.91% (B), 10/24/2036 (C)	1,072,000	1,072,564
Ares LX CLO Ltd.
Series 2021-60A, Class A, 3-Month Term SOFR + 1.38%, 6.01% (B), 07/18/2034 (C)	250,000	250,384
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ares XXXIX CLO Ltd.
Series 2016-39A, Class AR3, 3-Month Term SOFR + 1.42%, 6.05% (B), 07/18/2037 (C)	$ 767,128	$ 769,375
Arivo Acceptance Auto Loan Receivables Trust
Series 2022-1A, Class A, 3.93%, 05/15/2028 (C)	59,264	59,009
Ballyrock CLO 14 Ltd.
Series 2020-14A, Class A1AR, 3-Month Term SOFR + 1.38%, 6.68% (B), 07/20/2037 (C)	1,233,102	1,234,599
Series 2020-14A, Class A1BR, 3-Month Term SOFR + 1.58%, 6.88% (B), 07/20/2037 (C)	250,000	250,993
Barings Loan Partners CLO Ltd. 5
Series LP-5A, Class A, 3-Month Term SOFR + 1.22%, 5.82% (B), 01/20/2035 (C)	895,249	895,253
Benefit Street Partners CLO XV Ltd.
Series 2018-15A, Class A1R, 3-Month Term SOFR + 1.39%, 6.05% (B), 07/15/2037 (C)	743,000	745,251
Carlyle U.S. CLO Ltd.
Series 2017-3A, Class A1R2, 3-Month Term SOFR + 1.40%, 6.54% (B), 10/21/2037 (C)	868,000	869,374
Series 2018-4A, Class A2R, 3-Month Term SOFR + 1.56%, 6.43% (B), 10/17/2037 (C)	1,284,000	1,285,104
CBAM Ltd.
Series 2019-11RA, Class A1, 3-Month Term SOFR + 1.44%, 6.06% (B), 01/20/2035 (C)	1,210,000	1,211,600
Series 2019-11RA, Class B, 3-Month Term SOFR + 2.01%, 6.63% (B), 01/20/2035 (C)	308,466	308,471
Cedar Funding IX CLO Ltd.
Series 2018-9A, Class AR, 3-Month Term SOFR + 1.42%, 6.04% (B), 07/20/2037 (C)	970,000	975,973
CF Hippolyta Issuer LLC
Series 2020-1, Class A1, 1.69%, 07/15/2060 (C)	440,947	430,833
Series 2020-1, Class B1, 2.28%, 07/15/2060 (C)	89,945	87,191
Series 2021-1A, Class A1, 1.53%, 03/15/2061 (C)	778,462	738,008
Series 2021-1A, Class B1, 1.98%, 03/15/2061 (C)	294,044	274,115
Series 2022-1A, Class A1, 5.97%, 08/15/2062 (C)	725,133	724,784
Series 2022-1A, Class A2, 6.11%, 08/15/2062 (C)	2,064,677	2,053,183
CIFC Funding Ltd.
Class A1R3, 3-Month Term SOFR + 1.38%, 6.03% (B), 07/17/2037 (C)	1,352,000	1,360,853
Series 2014-2RA, Class AR, 3-Month Term SOFR + 1.36%, 5.99% (B), 10/24/2037 (C)	1,063,000	1,069,045
	Principal	Value
ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd. (continued)
Series 2021-7A, Class A1, 3-Month Term SOFR + 1.39%, 6.02% (B), 01/23/2035 (C)	$ 375,000	$ 375,987
Series 2021-7A, Class B, 3-Month Term SOFR + 1.86%, 6.49% (B), 01/23/2035 (C)	250,874	251,244
CIM Trust
Series 2021-NR1, Class A1, 5.57% (B), 07/25/2055 (C)	140,026	139,733
Series 2021-NR4, Class A1, 5.82% (B), 10/25/2061 (C)	126,426	126,073
CP EF Asset Securitization I LLC
Series 2022-1A, Class A, 5.96%, 04/15/2030 (C)	46,104	46,156
CP EF Asset Securitization II LLC
Series 2023-1A, Class A, 7.48%, 03/15/2032 (C)	259,172	262,916
CRB Securitization Trust
Series 2023-1, Class A, 6.96%, 10/20/2033 (C)	74,585	75,243
Croton Park CLO Ltd.
Series 2014-1A, Class A2, 3-Month Term SOFR + 1.56%, 6.21% (B), 10/15/2036 (C)	594,000	595,423
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class B, 5.45%, 04/20/2048 (C)	166,095	162,788
Series 2023-2A, Class A2, 5.56%, 11/20/2048 (C)	347,038	346,905
Series 2024-1A, Class A2, 4.76%, 03/22/2049 (C)	372,724	359,061
Series 2024-2A, Class A2, 4.50%, 05/20/2049 (C)	135,000	128,648
Series 2024-3A, Class A2, 4.65%, 05/20/2049 (C)	1,339,000	1,242,401
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A, 1.76%, 04/15/2049 (C)	821,000	767,015
Domino's Pizza Master Issuer LLC
Series 2018-1A, Class A2I, 4.12%, 07/25/2048 (C)	747,577	743,114
Elmwood CLO VI Ltd.
Series 2020-3A, Class ARR, 3-Month Term SOFR + 1.38%, 6.01% (B), 07/18/2037 (C)	1,485,000	1,493,929
Exeter Automobile Receivables Trust
Series 2021-1A, Class D, 1.08%, 11/16/2026	174,398	172,679
FIGRE Trust
Series 2024-HE1, Class A, 6.17% (B), 03/25/2054 (C)	401,841	405,842
Series 2024-HE2, Class A, 6.38% (B), 05/25/2054 (C)	348,890	355,412
Series 2024-HE3, Class A, 5.94% (B), 07/25/2054 (C)	241,478	243,308
Series 2024-HE4, Class A, 5.06% (B), 09/25/2054 (C)	398,143	390,710
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Gracie Point International Funding LLC
Series 2024-1A, Class A, 3-Month SOFR Average + 1.70%, 6.61% (B), 03/01/2028 (C)	$ 287,000	$ 287,797
HPS Loan Management Ltd.
Series 2021-16A, Class B, 3-Month Term SOFR + 1.96%, 6.59% (B), 01/23/2035 (C)	250,000	250,329
Huntington Bank Auto Credit-Linked Notes
Series 2024-2, Class B1, 5.44%, 10/20/2032 (C)	365,180	365,448
LAD Auto Receivables Trust
Series 2022-1A, Class A, 5.21%, 06/15/2027 (C)	176,389	176,666
Lendbuzz Securitization Trust
Series 2022-1A, Class A, 4.22%, 05/17/2027 (C)	208,010	207,146
Series 2023-1A, Class A2, 6.92%, 08/15/2028 (C)	175,633	178,450
Libra Solutions LLC
Series 2024-1A, Class A, 5.88%, 09/30/2038 (C)(H)	439,000	430,391
M&T Equipment Notes
Series 2023-1A, Class A2, 6.09%, 07/15/2030 (C)	119,492	119,812
Series 2023-1A, Class A3, 5.74%, 07/15/2030 (C)	207,000	209,014
Madison Park Funding LV Ltd.
Series 2022-55A, Class A1R, 3-Month Term SOFR + 1.36%, 5.99% (B), 07/18/2037 (C)	1,117,389	1,122,928
Madison Park Funding XXXIV Ltd.
Series 2019-34A, Class A2RR, 3-Month Term SOFR + 1.60%, 6.25% (B), 10/16/2037 (C)	435,000	435,323
Marlette Funding Trust
Series 2023-2A, Class B, 6.54%, 06/15/2033 (C)	180,036	181,058
Mercury Financial Credit Card Master Trust
Series 2023-1A, Class A, 8.04%, 09/20/2027 (C)	718,000	717,858
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class B1, 2.41%, 10/20/2061 (C)	353,000	316,878
NRM FNT1 Excess LLC
Series 2024-FNT1, Class A, 7.40%, 11/25/2031 (C)	502,685	505,205
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (C)	106,462	104,698
Series 2021-FHT1, Class A, 3.10%, 07/25/2026 (C)	203,042	195,831
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1, 1.85%, 11/20/2050 (C)	652,191	629,247
	Principal	Value
ASSET-BACKED SECURITIES (continued)
OCP CLO Ltd.
Series 2020-18A, Class A2R2, 3-Month Term SOFR + 1.57%, 6.80% (B), 07/20/2037 (C)	$ 337,764	$ 338,077
Series 2020-8RA, Class AR, 3-Month Term SOFR + 1.25%, 5.77% (B), 10/17/2036 (C)	895,249	895,320
OHA Credit Funding 9 Ltd.
Series 2021-9A, Class A2R, 3-Month Term SOFR + 1.58%, 6.42% (B), 10/19/2037 (C)	630,000	630,333
PRPM LLC
Series 2021-9, Class A1, 5.36% (B), 10/25/2026 (C)	423,058	421,884
Series 2022-2, Class A1, 5.00% (B), 03/25/2027 (C)	851,718	849,206
Rad CLO 21 Ltd.
Series 2023-21A, Class A, 3-Month Term SOFR + 1.59%, 6.22% (B), 01/25/2033 (C)	521,477	522,230
RCKT Mortgage Trust
Series 2023-CES3, Class A1A, 7.11% (B), 11/25/2043 (C)	381,028	387,759
Series 2024-CES1, Class A1A, 6.03% (B), 02/25/2044 (C)	480,315	482,229
Series 2024-CES2, Class A1A, 6.14% (B), 04/25/2044 (C)	1,310,382	1,317,606
Series 2024-CES3, Class A1A, 6.59% (B), 05/25/2044 (C)	469,932	475,759
Series 2024-CES6, Class A1A, 5.34% (B), 09/25/2044 (C)	629,441	626,151
Regatta XI Funding Ltd.
Series 2018-1A, Class AR, 3-Month Term SOFR + 1.40%, 6.05% (B), 07/17/2037 (C)	1,358,910	1,365,846
Regatta XXIII Funding Ltd.
Series 2021-4A, Class A1, 3-Month Term SOFR + 1.41%, 6.03% (B), 01/20/2035 (C)	952,000	953,490
Series 2021-4A, Class B, 3-Month Term SOFR + 1.96%, 6.58% (B), 01/20/2035 (C)	264,465	264,764
RR 21 Ltd.
Series 2022-21A, Class A1AR, 3-Month Term SOFR + 1.40%, 6.06% (B), 07/15/2039 (C)	767,128	770,799
Saluda Grade Alternative Mortgage Trust
Series 2023-FIG3, Class A, 7.07% (B), 08/25/2053 (C)	981,480	1,004,932
Series 2023-FIG4, Class A, 6.72% (B), 11/25/2053 (C)	529,477	540,988
Santander Bank Auto Credit-Linked Notes
Series 2021-1A, Class B, 1.83%, 12/15/2031 (C)	204	204
Series 2022-A, Class B, 5.28%, 05/15/2032 (C)	96,224	96,244
Series 2022-B, Class A2, 5.59%, 08/16/2032 (C)	81,646	82,270
Sixth Street CLO IX Ltd.
Series 2017-9A, Class AR, 3-Month Term SOFR + 1.38%, 6.66% (B), 07/21/2037 (C)	957,000	959,845
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Taco Bell Funding LLC
Series 2021-1A, Class A23, 2.54%, 08/25/2051 (C)	$ 451,840	$ 373,628
Series 2021-1A, Class A2II, 2.29%, 08/25/2051 (C)	205,342	182,085
Texas Debt Capital CLO Ltd.
Series 2023-2A, Class A1R, 3-Month Term SOFR + 1.37%, 6.22% (B), 10/21/2037 (C)	934,000	943,283
THL Credit Wind River CLO Ltd.
Series 2019-1A, Class AR, 3-Month Term SOFR + 1.42%, 6.04% (B), 07/20/2034 (C)	314,000	314,349
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2, 1.65%, 09/15/2045 (C)	925,000	903,316
Series 2021-1A, Class A2, 2.17%, 10/15/2046 (C)	1,953,558	1,852,344
Vantage Data Centers LLC
Series 2020-2A, Class A2, 1.99%, 09/15/2045 (C)	596,000	543,878
Voya CLO Ltd.
Series 2024-4A, Class A2, 3-Month Term SOFR + 1.55%, 6.73% (B), 07/20/2037 (C)	386,336	386,909
Wendy's Funding LLC
Series 2021-1A, Class A2I, 2.37%, 06/15/2051 (C)	134,071	119,343
Series 2021-1A, Class A2II, 2.78%, 06/15/2051 (C)	356,083	302,947
Westgate Resorts LLC
Series 2022-1A, Class A, 1.79%, 08/20/2036 (C)	83,151	81,504
Total Asset-Backed Securities (Cost $50,751,914)		50,895,463
LOAN ASSIGNMENTS - 0.7%
Building Products - 0.1%
EMRLD Borrower LP Term Loan B, 1-Month Term SOFR + 2.50%, 6.84% (B), 08/04/2031	1,198,576	1,202,321
Commercial Services & Supplies - 0.0% (E)
Belron Finance LLC Term Loan B, 3-Month Term SOFR + 2.75%, 7.27% (B), 10/16/2031	345,135	348,011
Electric Utilities - 0.2%
Alpha Generation LLC Term Loan B, 1-Month Term SOFR + 2.75%, 7.11% (B), 09/30/2031	557,603	561,486
Lightning Power LLC Term Loan B, 3-Month Term SOFR + 3.25%, 7.58% (B), 08/18/2031	1,062,337	1,073,719
		1,635,205
	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Equipment & Supplies - 0.1%
Medline Borrower LP Term Loan B, 1-Month Term SOFR + 2.25%, 6.61% (B), 10/23/2028	$ 922,688	$ 926,263
IT Services - 0.1%
Amentum Government Services Holdings LLC Term Loan B, 1-Month Term SOFR + 2.25%, 6.61% (B), 09/29/2031	699,000	696,553
Transportation Infrastructure - 0.2%
Genesee & Wyoming, Inc. Term Loan B, 3-Month Term SOFR + 1.75%, 6.08% (B), 04/10/2031	1,518,813	1,516,203
Total Loan Assignments (Cost $6,290,753)		6,324,556

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (I)	1,783,703	1,783,703
Total Other Investment Company (Cost $1,783,703)		1,783,703

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 1.80% (I), dated 12/31/2024, to be repurchased at $14,478,142 on 01/02/2025. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $14,766,257.	$ 14,476,695	14,476,695
Total Repurchase Agreement (Cost $14,476,695)		14,476,695
Total Investments (Cost $720,474,060)		918,503,502
Net Other Assets (Liabilities) - (0.8)%		(6,951,609)
Net Assets - 100.0%		$ 911,551,893
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (J)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$545,123,376	$—	$—	$545,123,376
U.S. Government Agency Obligations	—	95,477,882	—	95,477,882
Corporate Debt Securities	—	95,196,183	—	95,196,183
U.S. Government Obligations	—	55,662,530	—	55,662,530
Mortgage-Backed Securities	—	53,563,114	—	53,563,114
Asset-Backed Securities	—	50,895,463	—	50,895,463
Loan Assignments	—	6,324,556	—	6,324,556
Other Investment Company	1,783,703	—	—	1,783,703
Repurchase Agreement	—	14,476,695	—	14,476,695
Total Investments	$546,907,079	$371,596,423	$—	$918,503,502
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $142,479,093, representing 15.6% of the Portfolio's net assets.

(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)
All or a portion of the security is on loan. The total value of the securities on loan is $2,771,971, collateralized by cash collateral of $1,783,703 and non-cash collateral, such as U.S. government securities of $1,046,590. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(H)	Restricted security. At December 31, 2024, the total value of such securities held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Asset-Backed Securities	Libra Solutions LLC, Series 2024-1A 5.88%, 09/30/2038	09/24/2024	$438,931	$430,391	0.0%(E)

(I)	Rate disclosed reflects the yield at December 31, 2024.
(J)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CLO	Collateralized Loan Obligation
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $705,997,365) (including securities loaned of $2,771,971)	$904,026,807
Repurchase agreement, at value (cost $14,476,695)	14,476,695
Cash	1,776,699
Receivables and other assets:
Investments sold	11,811
When-issued, delayed-delivery, forward and TBA commitments sold	1,195,502
Net income from securities lending	43,608
Shares of beneficial interest sold	33,574
Dividends	312,892
Interest	2,918,679
Total assets	924,796,267
Liabilities:
Cash collateral received upon return of:
Securities on loan	1,783,703
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	10,128,211
Shares of beneficial interest redeemed	407,270
Investment management fees	561,690
Distribution and service fees	200,571
Transfer agent costs	939
Trustee and CCO fees	263
Audit and tax fees	35,089
Custody fees	85,754
Legal fees	11,739
Printing and shareholder reports fees	21,117
Other accrued expenses	8,028
Total liabilities	13,244,374
Net assets	$911,551,893
Net assets consist of:
Capital stock ($0.01 par value)	$519,136
Additional paid-in capital	591,756,732
Total distributable earnings (accumulated losses)	319,276,025
Net assets	$911,551,893
Net assets by class:
Initial Class	$16,552,316
Service Class	894,999,577
Shares outstanding:
Initial Class	923,642
Service Class	50,990,004
Net asset value and offering price per share:
Initial Class	$17.92
Service Class	17.55
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$6,363,755
Interest income	18,869,342
Net income from securities lending	160,733
Total investment income	25,393,830
Expenses:
Investment management fees	6,521,538
Distribution and service fees:
Service Class	2,333,904
Transfer agent costs	10,608
Trustee and CCO fees	45,478
Audit and tax fees	42,644
Custody fees	147,752
Legal fees	87,374
Printing and shareholder reports fees	77,453
Other	47,348
Total expenses	9,314,099
Net investment income (loss)	16,079,731
Net realized gain (loss) on:
Investments	106,618,735
Net change in unrealized appreciation (depreciation) on:
Investments	9,381,819
Net realized and change in unrealized gain (loss)	116,000,554
Net increase (decrease) in net assets resulting from operations	$132,080,285
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$16,079,731	$15,929,430
Net realized gain (loss)	106,618,735	22,992,166
Net change in unrealized appreciation (depreciation)	9,381,819	92,656,198
Net increase (decrease) in net assets resulting from operations	132,080,285	131,577,794
Dividends and/or distributions to shareholders:
Initial Class	(683,743)	(597,794)
Service Class	(37,312,107)	(37,387,192)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(37,995,850)	(37,984,986)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,285,148	1,491,830
Service Class	18,997,342	16,789,925
	20,282,490	18,281,755
Dividends and/or distributions reinvested:
Initial Class	683,743	597,794
Service Class	37,312,107	37,387,192
	37,995,850	37,984,986
Cost of shares redeemed:
Initial Class	(1,670,839)	(1,241,005)
Service Class	(187,745,936)	(131,976,078)
	(189,416,775)	(133,217,083)
Net increase (decrease) in net assets resulting from capital share transactions	(131,138,435)	(76,950,342)
Net increase (decrease) in net assets	(37,054,000)	16,642,466
Net assets:
Beginning of year	948,605,893	931,963,427
End of year	$911,551,893	$948,605,893
Capital share transactions - shares:
Shares issued:
Initial Class	72,806	95,295
Service Class	1,118,484	1,115,587
	1,191,290	1,210,882
Shares reinvested:
Initial Class	39,093	38,642
Service Class	2,175,633	2,464,548
	2,214,726	2,503,190
Shares redeemed:
Initial Class	(95,172)	(79,955)
Service Class	(10,950,583)	(8,706,533)
	(11,045,755)	(8,786,488)
Net increase (decrease) in shares outstanding:
Initial Class	16,727	53,982
Service Class	(7,656,466)	(5,126,398)
	(7,639,739)	(5,072,416)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$16.24	$14.70	$20.24	$18.48	$17.08
Investment operations:
Net investment income (loss)(A)	0.34	0.30	0.21	0.17	0.24
Net realized and unrealized gain (loss)	2.10	1.92	(3.46)	2.70	2.18
Total investment operations	2.44	2.22	(3.25)	2.87	2.42
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.22)	(0.20)	(0.27)	(0.30)
Net realized gains	(0.41)	(0.46)	(2.09)	(0.84)	(0.72)
Total dividends and/or distributions to shareholders	(0.76)	(0.68)	(2.29)	(1.11)	(1.02)
Net asset value, end of year	$17.92	$16.24	$14.70	$20.24	$18.48
Total return	15.16%	15.24%	(16.51)%	15.71%	14.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$16,552	$14,732	$12,537	$15,647	$14,443
Expenses to average net assets	0.74%	0.74%	0.74%	0.75%	0.76%
Net investment income (loss) to average net assets	1.94%	1.95%	1.24%	0.86%	1.41%
Portfolio turnover rate	67%	80%	90%	65%	86%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$15.92	$14.42	$19.89	$18.18	$16.82
Investment operations:
Net investment income (loss)(A)	0.29	0.26	0.16	0.12	0.19
Net realized and unrealized gain (loss)	2.05	1.88	(3.39)	2.65	2.15
Total investment operations	2.34	2.14	(3.23)	2.77	2.34
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.18)	(0.15)	(0.22)	(0.26)
Net realized gains	(0.41)	(0.46)	(2.09)	(0.84)	(0.72)
Total dividends and/or distributions to shareholders	(0.71)	(0.64)	(2.24)	(1.06)	(0.98)
Net asset value, end of year	$17.55	$15.92	$14.42	$19.89	$18.18
Total return	14.85%	15.01%	(16.77)%	15.44%	14.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$895,000	$933,874	$919,426	$1,264,435	$1,207,852
Expenses to average net assets	0.99%	0.99%	0.99%	1.00%	1.01%
Net investment income (loss) to average net assets	1.69%	1.69%	0.98%	0.61%	1.16%
Portfolio turnover rate	67%	80%	90%	65%	86%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $53.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,783,703	$—	$—	$—	$1,783,703
Total Borrowings	$1,783,703	$—	$—	$—	$1,783,703
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.735%
Over $250 million up to $500 million	0.705
Over $500 million up to $1 billion	0.650
Over $1 billion	0.630
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.79%	May 1, 2025
Service Class	1.04	May 1, 2025
Prior to May 1, 2024
Initial Class	0.81
Service Class	1.05
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$305,962,167	$310,473,409	$418,633,580	$339,875,654
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$721,179,447	$215,121,391	$(17,797,336)	$197,324,055
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$16,112,678	$—	$21,883,172	$—	$10,655,478	$—	$27,329,508	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$20,873,024	$—	$101,078,946	$—	$—	$—	$197,324,055
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $21,883,172 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Balanced VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Janus Mid-Cap Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 1.0%
L3 Harris Technologies, Inc.	32,112	$ 6,752,511
Standardaero, Inc. (A)	101,975	2,524,901
		9,277,412
Biotechnology - 3.1%
Argenx SE, ADR (A)	13,053	8,027,595
Ascendis Pharma AS, ADR (A)	42,464	5,846,019
REVOLUTION Medicines, Inc. (A)	76,093	3,328,308
Sarepta Therapeutics, Inc. (A)	39,703	4,827,488
Vaxcyte, Inc. (A)	76,195	6,237,322
		28,266,732
Capital Markets - 3.6%
Cboe Global Markets, Inc.	27,126	5,300,420
Charles Schwab Corp.	104,991	7,770,384
LPL Financial Holdings, Inc.	60,694	19,817,198
		32,888,002
Chemicals - 1.2%
Corteva, Inc.	201,243	11,462,801
Commercial Services & Supplies - 4.5%
Cimpress PLC (A)	88,039	6,314,157
Clean Harbors, Inc. (A)	37,690	8,673,977
RB Global, Inc.	109,204	9,851,293
Rentokil Initial PLC	547,004	2,744,655
Rentokil Initial PLC, ADR (B)	270,266	6,843,135
Veralto Corp.	72,083	7,341,653
		41,768,870
Construction & Engineering - 1.0%
API Group Corp. (A)	265,199	9,539,208
Consumer Staples Distribution & Retail - 0.5%
Dollar Tree, Inc. (A)	57,381	4,300,132
Electric Utilities - 2.0%
Alliant Energy Corp.	312,007	18,452,094
Electrical Equipment - 1.2%
Sensata Technologies Holding PLC	389,522	10,672,903
Electronic Equipment, Instruments & Components - 6.3%
CDW Corp.	49,162	8,556,154
Flex Ltd. (A)	616,443	23,665,247
TE Connectivity PLC	36,327	5,193,671
Teledyne Technologies, Inc. (A)	43,883	20,367,417
		57,782,489
Entertainment - 2.6%
Liberty Media Corp. - Liberty Formula One, Class C (A)	230,879	21,393,248
Liberty Media Corp. - Liberty Formula One, Class A (A)	29,511	2,480,105
		23,873,353
Financial Services - 3.3%
Global Payments, Inc.	75,994	8,515,888
WEX, Inc. (A)	121,908	21,372,910
		29,888,798
	Shares	Value
COMMON STOCKS (continued)
Ground Transportation - 3.1%
JB Hunt Transport Services, Inc.	106,819	$ 18,229,730
TFI International, Inc. (B)	77,140	10,420,843
		28,650,573
Health Care Equipment & Supplies - 8.2%
Boston Scientific Corp. (A)	320,295	28,608,749
Cooper Cos., Inc. (A)	69,882	6,424,252
ICU Medical, Inc. (A)	56,470	8,762,450
Lantheus Holdings, Inc. (A)	33,468	2,994,047
STERIS PLC	30,684	6,307,403
Teleflex, Inc.	123,079	21,905,601
		75,002,502
Hotels, Restaurants & Leisure - 3.1%
Aramark	373,728	13,943,792
DoorDash, Inc., Class A (A)	58,563	9,823,943
Entain PLC	505,897	4,352,260
		28,119,995
Industrial REITs - 0.5%
Lineage, Inc.	76,405	4,475,041
Insurance - 6.4%
Intact Financial Corp.	145,401	26,474,523
Ryan Specialty Holdings, Inc.	78,914	5,063,122
W.R. Berkley Corp.	319,415	18,692,166
Willis Towers Watson PLC	26,452	8,285,825
		58,515,636
Interactive Media & Services - 0.4%
Ziff Davis, Inc. (A)	67,503	3,668,113
IT Services - 6.2%
Amdocs Ltd.	210,667	17,936,188
GoDaddy, Inc., Class A (A)	197,023	38,886,430
		56,822,618
Life Sciences Tools & Services - 5.4%
Avantor, Inc. (A)	555,687	11,708,325
Illumina, Inc. (A)	48,748	6,514,195
Revvity, Inc.	183,448	20,474,632
Waters Corp. (A)	29,755	11,038,510
		49,735,662
Machinery - 3.3%
Fortive Corp.	231,488	17,361,600
Ingersoll Rand, Inc.	116,641	10,551,345
Westinghouse Air Brake Technologies Corp.	12,305	2,332,905
		30,245,850
Multi-Utilities - 2.5%
Ameren Corp.	141,825	12,642,280
DTE Energy Co.	87,098	10,517,084
		23,159,364
Passenger Airlines - 1.0%
Ryanair Holdings PLC, ADR	220,803	9,624,803
Professional Services - 7.5%
Broadridge Financial Solutions, Inc., ADR	76,059	17,196,180
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Dayforce, Inc. (A)	162,666	$ 11,816,058
SS&C Technologies Holdings, Inc.	386,308	29,274,420
TransUnion	87,155	8,080,140
UL Solutions, Inc., Class A	43,148	2,152,222
		68,519,020
Semiconductors & Semiconductor Equipment - 5.1%
KLA Corp.	12,442	7,839,953
Lam Research Corp.	47,762	3,449,849
NXP Semiconductors NV	80,733	16,780,354
ON Semiconductor Corp. (A)	300,901	18,971,808
		47,041,964
Software - 8.1%
AppLovin Corp., Class A (A)	70,493	22,827,748
Constellation Software, Inc.	13,849	42,824,139
Dynatrace, Inc. (A)	99,679	5,417,554
Topicus.com, Inc.	42,403	3,585,280
		74,654,721
Specialized REITs - 1.1%
Lamar Advertising Co., Class A	80,226	9,766,713
Specialty Retail - 2.6%
Burlington Stores, Inc. (A)	24,519	6,989,386
CarMax, Inc. (A)	152,945	12,504,783
Wayfair, Inc., Class A (A)(B)	90,055	3,991,238
		23,485,407
Textiles, Apparel & Luxury Goods - 1.4%
Gildan Activewear, Inc.	276,761	13,021,605
	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 1.7%
Ferguson Enterprises, Inc.	91,664	$ 15,910,121
Total Common Stocks (Cost $717,444,777)		898,592,502
OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (D)	203,554	203,554
Total Other Investment Company (Cost $203,554)		203,554

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 1.80% (D), dated 12/31/2024, to be repurchased at $20,220,147 on 01/02/2025. Collateralized by a U.S. Government Obligation, 4.63%, due 11/15/2026, and with a value of $20,622,619.	$ 20,218,126	20,218,126
Total Repurchase Agreement (Cost $20,218,126)		20,218,126
Total Investments (Cost $737,866,457)		919,014,182
Net Other Assets (Liabilities) - (0.1)%		(721,434)
Net Assets - 100.0%		$ 918,292,748
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$891,495,587	$7,096,915	$—	$898,592,502
Other Investment Company	203,554	—	—	203,554
Repurchase Agreement	—	20,218,126	—	20,218,126
Total Investments	$891,699,141	$27,315,041	$—	$919,014,182
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $20,172,179, collateralized by cash collateral of $203,554 and non-cash collateral, such as U.S. government securities of $20,436,964. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $717,648,331) (including securities loaned of $20,172,179)	$898,796,056
Repurchase agreement, at value (cost $20,218,126)	20,218,126
Foreign currency, at value (cost $104,148)	104,229
Receivables and other assets:
Net income from securities lending	3,367
Shares of beneficial interest sold	444
Dividends	532,608
Interest	1,011
Total assets	919,655,841
Liabilities:
Cash collateral received upon return of:
Securities on loan	203,554
Payables and other liabilities:
Investments purchased	181
Shares of beneficial interest redeemed	317,321
Investment management fees	641,424
Distribution and service fees	50,688
Transfer agent costs	944
Trustee and CCO fees	265
Audit and tax fees	21,457
Custody fees	39,800
Legal fees	11,728
Printing and shareholder reports fees	64,609
Other accrued expenses	11,122
Total liabilities	1,363,093
Net assets	$918,292,748
Net assets consist of:
Capital stock ($0.01 par value)	$286,533
Additional paid-in capital	635,324,160
Total distributable earnings (accumulated losses)	282,682,055
Net assets	$918,292,748
Net assets by class:
Initial Class	$694,769,997
Service Class	223,522,751
Shares outstanding:
Initial Class	21,125,131
Service Class	7,528,154
Net asset value and offering price per share:
Initial Class	$32.89
Service Class	29.69
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$8,414,689
Interest income	383,937
Net income from securities lending	50,237
Withholding taxes on foreign income	(215,725)
Total investment income	8,633,138
Expenses:
Investment management fees	7,408,437
Distribution and service fees:
Service Class	557,970
Transfer agent costs	10,576
Trustee and CCO fees	44,800
Audit and tax fees	28,864
Custody fees	70,456
Legal fees	87,044
Printing and shareholder reports fees	260,963
Other	53,553
Total expenses	8,522,663
Net investment income (loss)	110,475
Net realized gain (loss) on:
Investments	102,072,350
Foreign currency transactions	(547)
Net realized gain (loss)	102,071,803
Net change in unrealized appreciation (depreciation) on:
Investments	24,680,510
Translation of assets and liabilities denominated in foreign currencies	213
Net change in unrealized appreciation (depreciation)	24,680,723
Net realized and change in unrealized gain (loss)	126,752,526
Net increase (decrease) in net assets resulting from operations	$126,863,001
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$110,475	$909,433
Net realized gain (loss)	102,071,803	54,985,972
Net change in unrealized appreciation (depreciation)	24,680,723	95,139,479
Net increase (decrease) in net assets resulting from operations	126,863,001	151,034,884
Dividends and/or distributions to shareholders:
Initial Class	(41,044,497)	(133,285,810)
Service Class	(14,461,681)	(37,893,515)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(55,506,178)	(171,179,325)
Capital share transactions:
Proceeds from shares sold:
Initial Class	9,537,977	46,620,393
Service Class	14,387,592	10,067,230
	23,925,569	56,687,623
Dividends and/or distributions reinvested:
Initial Class	41,044,497	133,285,810
Service Class	14,461,681	37,893,515
	55,506,178	171,179,325
Cost of shares redeemed:
Initial Class	(216,236,987)	(77,814,501)
Service Class	(33,344,710)	(24,962,824)
	(249,581,697)	(102,777,325)
Net increase (decrease) in net assets resulting from capital share transactions	(170,149,950)	125,089,623
Net increase (decrease) in net assets	(98,793,127)	104,945,182
Net assets:
Beginning of year	1,017,085,875	912,140,693
End of year	$918,292,748	$1,017,085,875
Capital share transactions - shares:
Shares issued:
Initial Class	291,866	1,356,878
Service Class	486,416	344,014
	778,282	1,700,892
Shares reinvested:
Initial Class	1,254,800	4,580,268
Service Class	489,397	1,431,024
	1,744,197	6,011,292
Shares redeemed:
Initial Class	(6,752,715)	(2,365,869)
Service Class	(1,124,804)	(835,710)
	(7,877,519)	(3,201,579)
Net increase (decrease) in shares outstanding:
Initial Class	(5,206,049)	3,571,277
Service Class	(148,991)	939,328
	(5,355,040)	4,510,605
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$30.53	$31.45	$44.53	$43.28	$39.58
Investment operations:
Net investment income (loss)(A)	0.02	0.05	(0.00)(B)	(0.01)	0.02
Net realized and unrealized gain (loss)	4.36	5.02	(7.20)	7.25	6.95
Total investment operations	4.38	5.07	(7.20)	7.24	6.97
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	—	—	(0.13)	(0.09)
Net realized gains	(1.98)	(5.99)	(5.88)	(5.86)	(3.18)
Total dividends and/or distributions to shareholders	(2.02)	(5.99)	(5.88)	(5.99)	(3.27)
Net asset value, end of year	$32.89	$30.53	$31.45	$44.53	$43.28
Total return	14.39%	17.04%	(16.72)%	17.30%	19.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$694,770	$803,925	$715,712	$1,160,263	$870,326
Expenses to average net assets	0.84%	0.86%	0.81%	0.82%	0.83%
Net investment income (loss) to average net assets	0.07%	0.15%	(0.00)%(C)	(0.03)%	0.06%
Portfolio turnover rate	14%	14%	17%	25%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$27.77	$29.15	$41.87	$41.04	$37.71
Investment operations:
Net investment income (loss)(A)	(0.05)	(0.03)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	3.95	4.64	(6.76)	6.80	6.59
Total investment operations	3.90	4.61	(6.84)	6.73	6.52
Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.04)	(0.01)
Net realized gains	(1.98)	(5.99)	(5.88)	(5.86)	(3.18)
Total dividends and/or distributions to shareholders	(1.98)	(5.99)	(5.88)	(5.90)	(3.19)
Net asset value, end of year	$29.69	$27.77	$29.15	$41.87	$41.04
Total return	14.07%	16.80%	(16.93)%	16.99%	18.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$223,523	$213,161	$196,429	$271,568	$247,889
Expenses to average net assets	1.09%	1.11%	1.06%	1.07%	1.08%
Net investment income (loss) to average net assets	(0.17)%	(0.10)%	(0.24)%	(0.16)%	(0.20)%
Portfolio turnover rate	14%	14%	17%	25%	15%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$203,554	$—	$—	$—	$203,554
Total Borrowings	$203,554	$—	$—	$—	$203,554
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Small capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective November 1, 2024
First $250 million	0.805%
Over $250 million up to $750 million	0.760
Over $750 million up to $1 billion	0.750
Over $1 billion up to $2 billion	0.690
Over $2 billion	0.680
Prior to November 1, 2024
First $500 million	0.805
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.88%	May 1, 2025
Service Class	1.13	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$126,108,583	$—	$351,367,761	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$742,874,875	$239,190,147	$(63,050,840)	$176,139,307
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,461,346	$—	$54,044,832	$—	$—	$—	$171,179,325	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,765,170	$—	$103,777,679	$—	$—	$—	$176,139,206
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $54,044,832 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Janus Mid-Cap Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica JPMorgan Asset Allocation - Conservative VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica JPMorgan Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 97.6%
International Alternative Fund - 1.1%
Transamerica Unconstrained Bond (A)	1,023,420	$ 8,842,348
International Equity Funds - 9.8%
Transamerica BlackRock Real Estate Securities VP (A)	1,603,160	15,454,460
Transamerica Emerging Markets Equity (A)	216,273	1,715,046
Transamerica International Equity (A)	949,193	19,268,628
Transamerica International Focus (A)	3,551,764	23,015,430
Transamerica International Small Cap Value (A)	1,105,906	15,560,096
		75,013,660
International Mixed Allocation Fund - 23.7%
Transamerica Aegon Bond VP (A)	19,237,687	182,373,275
U.S. Equity Funds - 26.7%
Transamerica Janus Mid-Cap Growth VP (A)	3,076	101,165
Transamerica JPMorgan Enhanced Index VP (A)	1,385,249	39,576,562
Transamerica Large Cap Value (A)	4,278,724	61,870,354
Transamerica Mid Cap Growth (A)	13,132	133,681
Transamerica Mid Cap Value Opportunities (A)	946	10,051
Transamerica Small Cap Value (A)	70,012	345,857
Transamerica T. Rowe Price Small Cap VP (A)	19,756	244,973
Transamerica WMC US Growth VP (A)	2,456,620	103,325,455
		205,608,098
U.S. Fixed Income Funds - 36.3%
Transamerica Core Bond (A)	19,184,938	162,496,428
Transamerica Floating Rate (A)	989,459	8,954,598
	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (A)	7,862,009	$ 64,311,235
Transamerica Long Credit (A)	4,640,264	43,061,651
		278,823,912
Total Investment Companies (Cost $735,660,879)		750,661,293

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.9%
U.S. Treasury - 1.9%
U.S. Treasury Notes
4.25%, 01/31/2026 (B)	$ 14,702,400	14,702,400
Total U.S. Government Obligation (Cost $14,701,479)		14,702,400
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.80% (C), dated 12/31/2024, to be repurchased at $3,149,891 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $3,212,687.	3,149,576	3,149,576
Total Repurchase Agreement (Cost $3,149,576)		3,149,576
Total Investments (Cost $753,511,934)		768,513,269
Net Other Assets (Liabilities) - 0.1%		566,681
Net Assets - 100.0%		$ 769,079,950
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	456	03/31/2025	$48,431,248	$48,474,938	$43,690	$—
CAD Currency	82	03/18/2025	5,820,516	5,717,450	—	(103,066)
E-Mini Russell 2000® Index	97	03/21/2025	11,477,732	10,911,530	—	(566,202)
Euro-BTP Italy Government Bonds	629	03/06/2025	79,625,652	78,172,906	—	(1,452,746)
Hong Kong Hang Seng Index	135	01/27/2025	17,490,420	17,457,623	—	(32,797)
JPY Currency	269	03/17/2025	22,306,757	21,553,625	—	(753,132)
MSCI EAFE Index	24	03/21/2025	2,804,350	2,721,000	—	(83,350)
MSCI Emerging Markets Index	93	03/21/2025	5,140,516	4,993,170	—	(147,346)
S&P 500® E-Mini Index	42	03/21/2025	12,926,139	12,465,075	—	(461,064)
S&P Midcap 400® E-Mini Index	97	03/21/2025	32,182,332	30,522,990	—	(1,659,342)
S&P/TSX 60 Index	31	03/20/2025	6,536,642	6,405,524	—	(131,118)
TOPIX Index	135	03/13/2025	23,540,989	23,907,814	366,825	—
Total					$410,515	$(5,390,163)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(199)	03/20/2025	$(22,410,824)	$(22,151,187)	$259,637	$—
AUD Currency	(121)	03/17/2025	(7,761,723)	(7,489,900)	271,823	—
CHF Currency	(11)	03/17/2025	(1,562,818)	(1,526,663)	36,155	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	(356)	03/17/2025	$(46,958,554)	$(46,228,825)	$729,729	$—
EURO STOXX 50® Index	(274)	03/21/2025	(14,120,650)	(13,853,392)	267,258	—
S&P/ASX 200 Index	(58)	03/20/2025	(7,467,168)	(7,312,648)	154,520	—
Total					$1,719,122	$—
Total Futures Contracts					$2,129,637	$(5,390,163)
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$750,661,293	$—	$—	$750,661,293
U.S. Government Obligation	—	14,702,400	—	14,702,400
Repurchase Agreement	—	3,149,576	—	3,149,576
Total Investments	$750,661,293	$17,851,976	$—	$768,513,269
Other Financial Instruments
Futures Contracts (E)	$2,129,637	$—	$—	$2,129,637
Total Other Financial Instruments	$2,129,637	$—	$—	$2,129,637
LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(5,390,163)	$—	$—	$(5,390,163)
Total Other Financial Instruments	$(5,390,163)	$—	$—	$(5,390,163)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and/or affiliated investment in the Initial Class shares of funds within
Transamerica Series Trust. The Portfolio's transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$188,066,796	$7,793,061	$(9,825,088)	$(1,570,608)	$(2,090,886)	$182,373,275	19,237,687	$7,793,061	$—
Transamerica BlackRock Real Estate Securities VP	2,265,667	14,180,908	—	—	(992,115)	15,454,460	1,603,160	336,508	—
Transamerica Core Bond	269,436,871	9,567,086	(110,229,126)	(21,463,004)	15,184,601	162,496,428	19,184,938	9,567,086	—
Transamerica Emerging Markets Equity	10,624,663	2,591	(9,556,500)	(3,405,650)	4,049,942	1,715,046	216,273	2,591	—
Transamerica Floating Rate	8,236,632	726,551	—	—	(8,585)	8,954,598	989,459	726,551	—
Transamerica High Yield Bond	67,270,065	4,294,517	(7,788,260)	(306,389)	841,302	64,311,235	7,862,009	4,294,517	—
Transamerica International Equity	10,972,697	11,018,364	(2,072,246)	354,218	(1,004,405)	19,268,628	949,193	471,360	57,714
Transamerica International Focus	15,696,962	32,837,478	(22,581,734)	311,204	(3,248,480)	23,015,430	3,551,764	227,724	2,240,444
Transamerica International Small Cap Value	13,429,994	6,232,256	(3,463,880)	594,748	(1,233,022)	15,560,096	1,105,906	825,953	273,704
Transamerica Janus Mid- Cap Growth VP	12,311,291	5,854	(12,733,466)	(1,647,824)	2,165,310	101,165	3,076	187	5,666
Transamerica JPMorgan Enhanced Index VP	27,132,089	6,958,754	—	—	5,485,719	39,576,562	1,385,249	296,979	1,150,076
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Large Cap Value	$57,850,139	$10,042,616	$(12,556,080)	$656,859	$5,876,820	$61,870,354	4,278,724	$1,023,003	$779,312
Transamerica Long Credit	35,498,303	10,719,882	—	—	(3,156,534)	43,061,651	4,640,264	2,303,507	461
Transamerica Mid Cap Growth	16,447,839	5,219	(16,903,138)	(1,949,354)	2,533,115	133,681	13,132	—	5,219
Transamerica Mid Cap Value Opportunities	4,788,747	929	(4,840,774)	91,458	(30,309)	10,051	946	153	776
Transamerica Small Cap Value	307,016	75,989	—	—	(37,148)	345,857	70,012	6,424	69,565
Transamerica T. Rowe Price Small Cap VP	217,212	8,582	—	—	19,179	244,973	19,756	—	8,582
Transamerica TSW Mid Cap Value Opportunities VP	2,202,168	—	(2,268,316)	11,449	54,699	—	—	—	—
Transamerica Unconstrained Bond	25,792,394	1,081,233	(17,767,797)	146,958	(410,440)	8,842,348	1,023,420	902,540	—
Transamerica WMC US Growth VP	72,248,316	39,502,665	(23,774,950)	1,145,938	14,203,486	103,325,455	2,456,620	138,690	10,427,945
Total	$840,795,861	$155,054,535	$(256,361,355)	$(27,029,997)	$38,202,249	$750,661,293	68,591,588	$28,916,834	$15,019,464

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $12,630,400.
(C)	Rate disclosed reflects the yield at December 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(E)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
PORTFOLIO ABBREVIATION(S):
ASX	Australian Securities Exchange
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $735,660,879)	$750,661,293
Unaffiliated investments, at value (cost $14,701,479)	14,702,400
Repurchase agreement, at value (cost $3,149,576)	3,149,576
Receivables and other assets:
Dividends from affiliated investments	1,332,888
Interest	261,644
Variation margin receivable on futures contracts	730,059
Total assets	770,837,860
Liabilities:
Payables and other liabilities:
Investments purchased	1,332,888
Shares of beneficial interest redeemed	117,452
Investment management fees	84,166
Distribution and service fees	136,422
Transfer agent costs	799
Trustee and CCO fees	223
Audit and tax fees	17,001
Custody fees	31,792
Legal fees	10,176
Printing and shareholder reports fees	19,139
Other accrued expenses	7,852
Total liabilities	1,757,910
Net assets	$769,079,950
Net assets consist of:
Capital stock ($0.01 par value)	$871,257
Additional paid-in capital	844,427,518
Total distributable earnings (accumulated losses)	(76,218,825)
Net assets	$769,079,950
Net assets by class:
Initial Class	$158,422,863
Service Class	610,657,087
Shares outstanding:
Initial Class	17,736,281
Service Class	69,389,381
Net asset value and offering price per share:
Initial Class	$8.93
Service Class	8.80
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$28,916,834
Interest income from unaffiliated investments	709,236
Total investment income	29,626,070
Expenses:
Investment management fees	999,050
Distribution and service fees:
Service Class	1,632,587
Transfer agent costs	9,103
Trustee and CCO fees	39,027
Audit and tax fees	29,436
Custody fees	56,327
Legal fees	75,108
Printing and shareholder reports fees	72,724
Other	68,894
Total expenses	2,982,256
Net investment income (loss)	26,643,814
Net realized gain (loss) on:
Affiliated investments	(27,029,997)
Unaffiliated investments	54,840
Capital gain distributions received from affiliated investment companies	15,019,464
Futures contracts	1,218,893
Net realized gain (loss)	(10,736,800)
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	38,202,249
Unaffiliated investments	(1,533)
Futures contracts	(9,501,958)
Translation of assets and liabilities denominated in foreign currencies	(32,070)
Net change in unrealized appreciation (depreciation)	28,666,688
Net realized and change in unrealized gain (loss)	17,929,888
Net increase (decrease) in net assets resulting from operations	$44,573,702
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$26,643,814	$19,375,168
Net realized gain (loss)	(10,736,800)	(61,997,294)
Net change in unrealized appreciation (depreciation)	28,666,688	99,103,822
Net increase (decrease) in net assets resulting from operations	44,573,702	56,481,696
Dividends and/or distributions to shareholders:
Initial Class	(3,282,380)	(3,796,460)
Service Class	(11,487,980)	(14,048,881)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,770,360)	(17,845,341)
Capital share transactions:
Proceeds from shares sold:
Initial Class	11,438,231	10,776,146
Service Class	4,468,504	7,397,039
	15,906,735	18,173,185
Dividends and/or distributions reinvested:
Initial Class	3,282,380	3,796,460
Service Class	11,487,980	14,048,881
	14,770,360	17,845,341
Cost of shares redeemed:
Initial Class	(27,113,459)	(26,700,322)
Service Class	(118,106,573)	(121,888,463)
	(145,220,032)	(148,588,785)
Net increase (decrease) in net assets resulting from capital share transactions	(114,542,937)	(112,570,259)
Net increase (decrease) in net assets	(84,739,595)	(73,933,904)
Net assets:
Beginning of year	853,819,545	927,753,449
End of year	$769,079,950	$853,819,545
Capital share transactions - shares:
Shares issued:
Initial Class	1,292,161	1,288,927
Service Class	515,296	891,637
	1,807,457	2,180,564
Shares reinvested:
Initial Class	365,929	462,419
Service Class	1,299,545	1,734,430
	1,665,474	2,196,849
Shares redeemed:
Initial Class	(3,062,649)	(3,229,698)
Service Class	(13,540,516)	(14,923,969)
	(16,603,165)	(18,153,667)
Net increase (decrease) in shares outstanding:
Initial Class	(1,404,559)	(1,478,352)
Service Class	(11,725,675)	(12,297,902)
	(13,130,234)	(13,776,254)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$8.62	$8.24	$11.50	$11.30	$10.66
Investment operations:
Net investment income (loss)(A)	0.31	0.20	0.20	0.50	0.27
Net realized and unrealized gain (loss)	0.18	0.37	(1.93)	0.16	0.91
Total investment operations	0.49	0.57	(1.73)	0.66	1.18
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.19)	(0.58)	(0.28)	(0.27)
Net realized gains	—	—	(0.95)	(0.18)	(0.27)
Total dividends and/or distributions to shareholders	(0.18)	(0.19)	(1.53)	(0.46)	(0.54)
Net asset value, end of year	$8.93	$8.62	$8.24	$11.50	$11.30
Total return	5.72%	7.05%	(15.35)%	5.90%	11.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$158,423	$164,970	$169,834	$227,524	$252,776
Expenses to average net assets(B)	0.17%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets	3.48%	2.42%	2.06%	4.36%	2.52%
Portfolio turnover rate	16%	40%	24%	25%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$8.49	$8.11	$11.34	$11.15	$10.52
Investment operations:
Net investment income (loss)(A)	0.28	0.18	0.17	0.47	0.23
Net realized and unrealized gain (loss)	0.19	0.37	(1.91)	0.16	0.91
Total investment operations	0.47	0.55	(1.74)	0.63	1.14
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.54)	(0.26)	(0.24)
Net realized gains	—	—	(0.95)	(0.18)	(0.27)
Total dividends and/or distributions to shareholders	(0.16)	(0.17)	(1.49)	(0.44)	(0.51)
Net asset value, end of year	$8.80	$8.49	$8.11	$11.34	$11.15
Total return	5.52%	6.83%	(15.61)%	5.63%	11.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$610,657	$688,850	$757,919	$1,039,178	$1,106,102
Expenses to average net assets(B)	0.42%	0.41%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	3.21%	2.15%	1.80%	4.14%	2.25%
Portfolio turnover rate	16%	40%	24%	25%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$303,327	$1,037,707	$788,603	$—	$—	$2,129,637
Total	$303,327	$1,037,707	$788,603	$—	$—	$2,129,637

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(1,452,746)	$(856,198)	$(3,081,219)	$—	$—	$(5,390,163)
Total	$(1,452,746)	$(856,198)	$(3,081,219)	$—	$—	$(5,390,163)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(6,134,629)	$(2,626,083)	$9,979,605	$—	$—	$1,218,893
Total	$(6,134,629)	$(2,626,083)	$9,979,605	$—	$—	$1,218,893

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,611,506)	$(338,217)	$(7,552,235)	$—	$—	$(9,501,958)
Total	$(1,611,506)	$(338,217)	$(7,552,235)	$—	$—	$(9,501,958)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$276,392,671
Average notional value of contracts — short	(135,544,999)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.20%	May 1, 2025
Service Class	0.45	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$110,939,544	$20,703,298	$256,221,759	$8,010,395
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and futures straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$758,090,341	$28,649,738	$(17,738,261)	$10,911,477
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$16,727,888	$98,022,005
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$14,770,360	$—	$—	$—	$17,845,341	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$27,643,601	$—	$—	$(114,749,893)	$—	$(944)	$10,888,411
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Conservative VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,153,262	$130,126
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Conservative VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica JPMorgan Asset Allocation - Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica JPMorgan Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 97.0%
International Equity Funds - 20.5%
Transamerica BlackRock Real Estate Securities VP (A)	2,083,419	$ 20,084,159
Transamerica Emerging Markets Equity (A)	570,112	4,520,991
Transamerica International Equity (A)	3,258,145	66,140,342
Transamerica International Focus (A)	11,862,995	76,872,206
Transamerica International Small Cap Value (A)	3,433,634	48,311,230
		215,928,928
U.S. Equity Funds - 66.7%
Transamerica Janus Mid-Cap Growth VP (A)	260,725	8,575,247
Transamerica JPMorgan Enhanced Index VP (A)	13,225,094	377,840,937
Transamerica Large Cap Value (A)	8,442,655	122,080,797
Transamerica Mid Cap Growth (A)	888,645	9,046,400
Transamerica Mid Cap Value Opportunities (A)	781,372	8,298,168
Transamerica Small Cap Value (A)	1,205,133	5,953,355
Transamerica T. Rowe Price Small Cap VP (A)	446,025	5,530,713
Transamerica WMC US Growth VP (A)	3,924,813	165,077,645
		702,403,262
U.S. Fixed Income Funds - 9.8%
Transamerica Aegon High Yield Bond VP (A)	10,498,430	73,279,041
Transamerica Floating Rate (A)	3,276,183	29,649,461
		102,928,502
Total Investment Companies (Cost $922,609,116)		1,021,260,692

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.1%
U.S. Treasury - 2.1%
U.S. Treasury Notes
4.25%, 01/31/2026 (B)	$ 22,149,600	$ 22,149,600
Total U.S. Government Obligation (Cost $22,148,294)		22,149,600
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.80% (C), dated 12/31/2024, to be repurchased at $7,935,480 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $8,093,418.	7,934,686	7,934,686
Total Repurchase Agreement (Cost $7,934,686)		7,934,686
Total Investments (Cost $952,692,096)		1,051,344,978
Net Other Assets (Liabilities) - 0.1%		1,017,548
Net Assets - 100.0%		$ 1,052,362,526
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CAD Currency	319	03/18/2025	$22,643,226	$22,242,275	$—	$(400,951)
E-Mini Russell 2000® Index	246	03/21/2025	29,108,474	27,672,540	—	(1,435,934)
Hong Kong Hang Seng Index	179	01/27/2025	23,191,001	23,147,515	—	(43,486)
JPY Currency	379	03/17/2025	31,428,478	30,367,375	—	(1,061,103)
MSCI EAFE Index	122	03/21/2025	14,254,270	13,831,750	—	(422,520)
MSCI Emerging Markets Index	1,186	03/21/2025	65,555,431	63,676,340	—	(1,879,091)
S&P 500® E-Mini Index	235	03/21/2025	71,070,140	69,745,062	—	(1,325,078)
S&P Midcap 400® E-Mini Index	177	03/21/2025	58,724,457	55,696,590	—	(3,027,867)
S&P/TSX 60 Index	120	03/20/2025	25,303,128	24,795,575	—	(507,553)
TOPIX Index	183	03/13/2025	31,910,734	32,408,371	497,637	—
Total					$497,637	$(10,103,583)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
AUD Currency	(167)	03/17/2025	$(10,712,460)	$(10,337,300)	$375,160	$—
CHF Currency	(12)	03/17/2025	(1,704,892)	(1,665,450)	39,442	—
EUR Currency	(476)	03/17/2025	(62,787,279)	(61,811,575)	975,704	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50® Index	(326)	03/21/2025	$(16,800,477)	$(16,482,502)	$317,975	$—
S&P/ASX 200 Index	(77)	03/20/2025	(9,913,316)	(9,708,171)	205,145	—
Total					$1,913,426	$—
Total Futures Contracts					$2,411,063	$(10,103,583)
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,021,260,692	$—	$—	$1,021,260,692
U.S. Government Obligation	—	22,149,600	—	22,149,600
Repurchase Agreement	—	7,934,686	—	7,934,686
Total Investments	$1,021,260,692	$30,084,286	$—	$1,051,344,978
Other Financial Instruments
Futures Contracts (E)	$2,411,063	$—	$—	$2,411,063
Total Other Financial Instruments	$2,411,063	$—	$—	$2,411,063
LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(10,103,583)	$—	$—	$(10,103,583)
Total Other Financial Instruments	$(10,103,583)	$—	$—	$(10,103,583)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and/or affiliated investment in the Initial Class shares of funds within
Transamerica Series Trust. The Portfolio's transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon High Yield Bond VP	$68,209,849	$3,609,936	$—	$—	$1,459,256	$73,279,041	10,498,430	$3,609,936	$—
Transamerica BlackRock Real Estate Securities VP	2,510,074	18,891,716	—	—	(1,317,631)	20,084,159	2,083,419	437,316	—
Transamerica Emerging Markets Equity	26,770,965	6,832	(23,882,001)	(8,971,026)	10,596,221	4,520,991	570,112	6,831	—
Transamerica Floating Rate	27,272,211	2,405,675	—	—	(28,425)	29,649,461	3,276,183	2,405,509	—
Transamerica International Equity	40,034,653	27,041,592	—	—	(935,903)	66,140,342	3,258,145	1,505,630	184,352
Transamerica International Focus	57,246,967	56,387,294	(27,037,070)	1,633,857	(11,358,842)	76,872,206	11,862,995	753,106	7,409,378
Transamerica International Small Cap Value	33,633,174	15,937,208	—	—	(1,259,152)	48,311,230	3,433,634	1,946,071	644,888
Transamerica Janus Mid- Cap Growth VP	21,705,456	496,217	(14,801,971)	(5,228,450)	6,403,995	8,575,247	260,725	15,863	480,354
Transamerica JPMorgan Enhanced Index VP	321,988,968	79,836,343	(88,932,005)	13,066,545	51,881,086	377,840,937	13,225,094	3,245,531	12,568,607
Transamerica Large Cap Value	119,906,141	6,696,179	(19,789,289)	4,639,420	10,628,346	122,080,797	8,442,655	2,145,819	1,537,718
Transamerica Mid Cap Growth	32,604,379	353,157	(25,711,425)	(5,732,153)	7,532,442	9,046,400	888,645	—	353,157
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Mid Cap Value Opportunities	$19,065,600	$766,878	$(11,483,600)	$199,697	$(250,407)	$8,298,168	781,372	$126,194	$640,684
Transamerica Small Cap Value	10,760,012	1,308,027	(5,368,157)	(277,706)	(468,821)	5,953,355	1,205,133	110,585	1,197,441
Transamerica T. Rowe Price Small Cap VP	20,441,633	193,748	(16,207,233)	(3,433,745)	4,536,310	5,530,713	446,025	—	193,748
Transamerica TSW Mid Cap Value Opportunities VP	11,795,284	—	(12,112,614)	(1,641,743)	1,959,073	—	—	—	—
Transamerica WMC US Growth VP	138,704,885	47,319,001	(49,307,599)	785,991	27,575,367	165,077,645	3,924,813	230,399	17,323,436
Total	$952,650,251	$261,249,803	$(294,632,964)	$(4,959,313)	$106,952,915	$1,021,260,692	64,157,380	$16,538,790	$42,533,763

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $20,983,600.
(C)	Rate disclosed reflects the yield at December 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(E)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
PORTFOLIO ABBREVIATION(S):
ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $922,609,116)	$1,021,260,692
Unaffiliated investments, at value (cost $22,148,294)	22,149,600
Repurchase agreement, at value (cost $7,934,686)	7,934,686
Receivables and other assets:
Shares of beneficial interest sold	632
Dividends from affiliated investments	214,019
Interest	394,335
Variation margin receivable on futures contracts	1,010,182
Total assets	1,052,964,146
Liabilities:
Payables and other liabilities:
Investments purchased	214,019
Shares of beneficial interest redeemed	103,532
Investment management fees	116,114
Distribution and service fees	66,570
Transfer agent costs	1,076
Trustee and CCO fees	302
Audit and tax fees	17,615
Custody fees	36,023
Legal fees	12,715
Printing and shareholder reports fees	24,450
Other accrued expenses	9,204
Total liabilities	601,620
Net assets	$1,052,362,526
Net assets consist of:
Capital stock ($0.01 par value)	$905,530
Additional paid-in capital	911,532,731
Total distributable earnings (accumulated losses)	139,924,265
Net assets	$1,052,362,526
Net assets by class:
Initial Class	$757,179,417
Service Class	295,183,109
Shares outstanding:
Initial Class	64,833,827
Service Class	25,719,135
Net asset value and offering price per share:
Initial Class	$11.68
Service Class	11.48
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$16,538,790
Interest income from unaffiliated investments	1,029,149
Total investment income	17,567,939
Expenses:
Investment management fees	1,280,144
Distribution and service fees:
Service Class	738,853
Transfer agent costs	11,762
Trustee and CCO fees	50,413
Audit and tax fees	32,138
Custody fees	66,042
Legal fees	97,348
Printing and shareholder reports fees	93,989
Other	66,748
Total expenses	2,437,437
Net investment income (loss)	15,130,502
Net realized gain (loss) on:
Affiliated investments	(4,959,313)
Unaffiliated investments	37,997
Capital gain distributions received from affiliated investment companies	42,533,763
Futures contracts	14,155,814
Net realized gain (loss)	51,768,261
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	106,952,915
Unaffiliated investments	(598)
Futures contracts	(18,862,524)
Translation of assets and liabilities denominated in foreign currencies	6,751
Net change in unrealized appreciation (depreciation)	88,096,544
Net realized and change in unrealized gain (loss)	139,864,805
Net increase (decrease) in net assets resulting from operations	$154,995,307
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$15,130,502	$13,319,876
Net realized gain (loss)	51,768,261	6,789,148
Net change in unrealized appreciation (depreciation)	88,096,544	150,578,722
Net increase (decrease) in net assets resulting from operations	154,995,307	170,687,746
Dividends and/or distributions to shareholders:
Initial Class	(23,915,687)	(20,562,006)
Service Class	(8,887,447)	(7,608,639)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(32,803,134)	(28,170,645)
Capital share transactions:
Proceeds from shares sold:
Initial Class	10,532,185	8,340,738
Service Class	14,516,459	10,898,218
	25,048,644	19,238,956
Dividends and/or distributions reinvested:
Initial Class	23,915,687	20,562,006
Service Class	8,887,447	7,608,639
	32,803,134	28,170,645
Cost of shares redeemed:
Initial Class	(69,337,368)	(51,424,779)
Service Class	(40,655,421)	(31,178,385)
	(109,992,789)	(82,603,164)
Net increase (decrease) in net assets resulting from capital share transactions	(52,141,011)	(35,193,563)
Net increase (decrease) in net assets	70,051,162	107,323,538
Net assets:
Beginning of year	982,311,364	874,987,826
End of year	$1,052,362,526	$982,311,364
Capital share transactions - shares:
Shares issued:
Initial Class	927,520	883,176
Service Class	1,309,277	1,160,121
	2,236,797	2,043,297
Shares reinvested:
Initial Class	2,074,214	2,128,572
Service Class	783,725	800,067
	2,857,939	2,928,639
Shares redeemed:
Initial Class	(6,128,850)	(5,403,905)
Service Class	(3,637,735)	(3,350,694)
	(9,766,585)	(8,754,599)
Net increase (decrease) in shares outstanding:
Initial Class	(3,127,116)	(2,392,157)
Service Class	(1,544,733)	(1,390,506)
	(4,671,849)	(3,782,663)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.36	$8.88	$15.70	$14.19	$12.54
Investment operations:
Net investment income (loss)(A)	0.17	0.15	0.19	0.73	0.26
Net realized and unrealized gain (loss)	1.53	1.64	(3.59)	2.03	2.61
Total investment operations	1.70	1.79	(3.40)	2.76	2.87
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.79)	(0.27)	(0.21)
Net realized gains	(0.22)	(0.14)	(2.63)	(0.98)	(1.01)
Total dividends and/or distributions to shareholders	(0.38)	(0.31)	(3.42)	(1.25)	(1.22)
Net asset value, end of year	$11.68	$10.36	$8.88	$15.70	$14.19
Total return	16.37%	20.34%	(22.57)%	19.64%	24.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$757,180	$704,377	$624,660	$862,525	$830,510
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.16%	0.17%	0.15%	0.15%	0.16%
Including waiver and/or reimbursement and recapture	0.16%	0.17%(C)	0.15%	0.15%	0.16%
Net investment income (loss) to average net assets	1.52%	1.52%	1.64%	4.68%	2.17%
Portfolio turnover rate	23%	45%	13%	22%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.19	$8.74	$15.50	$14.03	$12.42
Investment operations:
Net investment income (loss)(A)	0.14	0.12	0.16	0.69	0.23
Net realized and unrealized gain (loss)	1.50	1.61	(3.55)	2.00	2.58
Total investment operations	1.64	1.73	(3.39)	2.69	2.81
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.14)	(0.74)	(0.24)	(0.19)
Net realized gains	(0.22)	(0.14)	(2.63)	(0.98)	(1.01)
Total dividends and/or distributions to shareholders	(0.35)	(0.28)	(3.37)	(1.22)	(1.20)
Net asset value, end of year	$11.48	$10.19	$8.74	$15.50	$14.03
Total return	16.10%	20.00%	(22.74)%	19.35%	24.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$295,183	$277,934	$250,328	$353,737	$330,772
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.41%	0.42%	0.40%	0.40%	0.41%
Including waiver and/or reimbursement and recapture	0.41%	0.42%(C)	0.40%	0.40%	0.41%
Net investment income (loss) to average net assets	1.26%	1.27%	1.38%	4.49%	1.93%
Portfolio turnover rate	23%	45%	13%	22%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$1,390,306	$1,020,757	$—	$—	$2,411,063
Total	$—	$1,390,306	$1,020,757	$—	$—	$2,411,063

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$(1,462,054)	$(8,641,529)	$—	$—	$(10,103,583)
Total	$—	$(1,462,054)	$(8,641,529)	$—	$—	$(10,103,583)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(358,243)	$(3,626,688)	$18,140,745	$—	$—	$14,155,814
Total	$(358,243)	$(3,626,688)	$18,140,745	$—	$—	$14,155,814

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(951,035)	$(17,911,489)	$—	$—	$(18,862,524)
Total	$—	$(951,035)	$(17,911,489)	$—	$—	$(18,862,524)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$283,823,681
Average notional value of contracts — short	(88,748,211)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.20%	May 1, 2025
Service Class	0.45	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$202,177,083	$31,796,020	$294,632,965	$12,157,056
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferrals and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$957,346,447	$111,752,516	$(17,094,689)	$94,657,827
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$15,165,548	$—	$17,637,586	$—	$15,204,083	$—	$12,966,562	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$16,112,436	$—	$29,143,067	$—	$—	$(1,370)	$94,670,132
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024,and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $17,637,586 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 3,102,550	$350,596
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica JPMorgan Asset Allocation - Moderate Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 97.1%
International Alternative Funds - 1.1%
Transamerica Global Allocation Liquidating Trust (A)(B)(C)(D)	11,961	$ 13,500
Transamerica Unconstrained Bond (C)	4,251,853	36,736,010
		36,749,510
International Equity Funds - 17.0%
Transamerica BlackRock Real Estate Securities VP (C)	6,780,205	65,361,175
Transamerica Emerging Markets Equity (C)	1,800,785	14,280,221
Transamerica International Equity (C)	8,094,062	164,309,456
Transamerica International Focus (C)	29,230,265	189,412,118
Transamerica International Small Cap Value (C)	8,885,165	125,014,273
		558,377,243
International Mixed Allocation Fund - 12.1%
Transamerica Aegon Bond VP (C)	41,805,888	396,319,820
U.S. Equity Funds - 50.0%
Transamerica Janus Mid-Cap Growth VP (C)	577,401	18,990,704
Transamerica JPMorgan Enhanced Index VP (C)	34,277,825	979,317,452
Transamerica Large Cap Value (C)	15,253,593	220,566,958
Transamerica Mid Cap Growth (C)	1,952,089	19,872,270
Transamerica Mid Cap Value Opportunities (C)	1,715,474	18,218,332
Transamerica Small Cap Value (C)	1,948,342	9,624,811
Transamerica T. Rowe Price Small Cap VP (C)	742,876	9,211,668
Transamerica WMC US Growth VP (C)	8,723,912	366,927,728
		1,642,729,923
U.S. Fixed Income Funds - 16.9%
Transamerica Core Bond (C)	3,893,451	32,977,535
	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Floating Rate (C)	3,989,158	$ 36,101,881
Transamerica High Yield Bond (C)	38,276,636	313,102,880
Transamerica Long Credit (C)	18,783,904	174,314,626
		556,496,922
Total Investment Companies (Cost $2,988,292,031)		3,190,673,418

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.2%
U.S. Treasury - 2.2%
U.S. Treasury Notes
4.25%, 01/31/2026 (E)	$ 72,518,700	72,518,700
Total U.S. Government Obligation (Cost $72,514,345)		72,518,700
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.80% (F), dated 12/31/2024, to be repurchased at $21,055,406 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $21,474,441.	21,053,300	21,053,300
Total Repurchase Agreement (Cost $21,053,300)		21,053,300
Total Investments (Cost $3,081,859,676)		3,284,245,418
Net Other Assets (Liabilities) - 0.1%		3,426,722
Net Assets - 100.0%		$ 3,287,672,140
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	1,948	03/31/2025	$206,894,903	$207,081,532	$186,629	$—
CAD Currency	743	03/18/2025	52,739,552	51,805,675	—	(933,877)
E-Mini Russell 2000® Index	629	03/21/2025	74,427,765	70,756,210	—	(3,671,555)
Euro-BTP Italy Government Bonds	2,690	03/06/2025	340,609,650	334,316,562	—	(6,293,088)
Hong Kong Hang Seng Index	575	01/27/2025	74,496,231	74,356,544	—	(139,687)
JPY Currency	1,168	03/17/2025	96,856,105	93,586,000	—	(3,270,105)
MSCI EAFE Index	203	03/21/2025	23,721,460	23,015,125	—	(706,335)
MSCI Emerging Markets Index	2,285	03/21/2025	126,301,994	122,681,650	—	(3,620,344)
S&P 500® E-Mini Index	178	03/21/2025	53,397,154	52,828,175	—	(568,979)
S&P Midcap 400® E-Mini Index	455	03/21/2025	150,958,354	143,174,850	—	(7,783,504)
S&P/TSX 60 Index	282	03/20/2025	59,462,351	58,269,602	—	(1,192,749)
TOPIX Index	577	03/13/2025	100,615,298	102,183,768	1,568,470	—
Total					$1,755,099	$(28,180,223)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FUTURES CONTRACTS (continued):

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(1,645)	03/20/2025	$(185,253,779)	$(183,109,062)	$2,144,717	$—
AUD Currency	(524)	03/17/2025	(33,612,748)	(32,435,600)	1,177,148	—
CHF Currency	(60)	03/17/2025	(8,524,461)	(8,327,250)	197,211	—
EUR Currency	(1,601)	03/17/2025	(211,181,587)	(207,899,856)	3,281,731	—
EURO STOXX 50® Index	(1,355)	03/21/2025	(69,830,219)	(68,508,563)	1,321,656	—
S&P/ASX 200 Index	(247)	03/20/2025	(31,799,828)	(31,141,796)	658,032	—
Total					$8,780,495	$—
Total Futures Contracts					$10,535,594	$(28,180,223)
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,190,659,918	$—	$—	$3,190,659,918
U.S. Government Obligation	—	72,518,700	—	72,518,700
Repurchase Agreement	—	21,053,300	—	21,053,300
Total	$3,190,659,918	$93,572,000	$—	$3,284,231,918
Investment Companies Measured at Net Asset Value (B)				13,500
Total Investments				$3,284,245,418
Other Financial Instruments
Futures Contracts (H)	$10,535,594	$—	$—	$10,535,594
Total Other Financial Instruments	$10,535,594	$—	$—	$10,535,594
LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(28,180,223)	$—	$—	$(28,180,223)
Total Other Financial Instruments	$(28,180,223)	$—	$—	$(28,180,223)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the
Schedule of Investments.

(C)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$585,742,430	$20,033,975	$(199,749,292)	$(5,183,178)	$(4,524,115)	$396,319,820	41,805,888	$20,033,976	$—
Transamerica BlackRock Real Estate Securities VP	9,102,763	60,485,585	—	—	(4,227,173)	65,361,175	6,780,205	1,423,185	—
Transamerica Core Bond	75,917,197	1,933,545	(42,608,163)	(3,966,364)	1,701,320	32,977,535	3,893,451	1,933,545	—
Transamerica Emerging Markets Equity	100,454,638	21,577	(92,270,500)	(36,846,497)	42,921,003	14,280,221	1,800,785	21,577	—
Transamerica Floating Rate	33,207,285	2,929,207	—	—	(34,611)	36,101,881	3,989,158	2,929,207	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Global Allocation Liquidating Trust	$14,870	$—	$—	$—	$(1,370)	$13,500	11,961	$—	$—
Transamerica High Yield Bond	299,830,247	20,149,727	(9,512,146)	164,407	2,470,645	313,102,880	38,276,636	20,149,727	—
Transamerica International Equity	122,615,488	52,151,224	(8,580,625)	1,161,288	(3,037,919)	164,309,456	8,094,062	3,989,413	488,471
Transamerica International Focus	144,716,839	146,554,335	(73,111,680)	3,133,814	(31,881,190)	189,412,118	29,230,265	2,166,873	21,318,612
Transamerica International Small Cap Value	103,538,497	23,331,381	—	—	(1,855,605)	125,014,273	8,885,165	5,241,287	1,736,854
Transamerica Janus Mid- Cap Growth VP	76,766,973	1,098,920	(62,662,025)	(18,991,129)	22,777,965	18,990,704	577,401	35,130	1,063,790
Transamerica JPMorgan Enhanced Index VP	883,225,820	125,209,971	(199,945,534)	51,316,883	119,510,312	979,317,452	34,277,825	8,287,685	32,094,792
Transamerica Large Cap Value	221,249,467	34,421,175	(62,222,428)	16,040,410	11,078,334	220,566,958	15,253,593	3,875,135	2,778,240
Transamerica Long Credit	143,393,341	43,694,446	—	—	(12,773,161)	174,314,626	18,783,904	9,324,145	1,865
Transamerica Mid Cap Growth	97,240,116	775,782	(82,671,674)	(12,787,826)	17,315,872	19,872,270	1,952,089	—	775,780
Transamerica Mid Cap Value Opportunities	47,322,522	1,683,654	(30,746,700)	1,472,647	(1,513,791)	18,218,332	1,715,474	277,055	1,406,599
Transamerica Small Cap Value	29,529,929	2,114,691	(20,311,843)	(1,561,006)	(146,960)	9,624,811	1,948,342	178,783	1,935,909
Transamerica T. Rowe Price Small Cap VP	41,007,637	322,696	(34,010,312)	2,963,222	(1,071,575)	9,211,668	742,876	—	322,696
Transamerica TSW Mid Cap Value Opportunities VP	37,338,861	—	(38,435,453)	(3,873,159)	4,969,751	—	—	—	—
Transamerica Unconstrained Bond	103,959,125	4,576,408	(70,727,272)	584,050	(1,656,301)	36,736,010	4,251,853	3,686,621	—
Transamerica WMC US Growth VP	273,908,240	164,729,294	(128,406,060)	12,393,856	44,302,398	366,927,728	8,723,912	543,380	40,856,155
Total	$3,430,082,285	$706,217,593	$(1,155,971,707)	$6,021,418	$204,323,829	$3,190,673,418	230,994,845	$84,096,724	$104,779,763

(D)	Restricted security. At December 31, 2024, the total value of such securities held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$123,058	$13,500	0.0%(I)

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $63,818,500.
(F)	Rate disclosed reflects the yield at December 31, 2024.
(G)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S):
ASX	Australian Securities Exchange
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $2,988,292,031)	$3,190,673,418
Unaffiliated investments, at value (cost $72,514,345)	72,518,700
Repurchase agreement, at value (cost $21,053,300)	21,053,300
Receivables and other assets:
Shares of beneficial interest sold	464,296
Dividends from affiliated investments	3,256,691
Interest	1,290,821
Variation margin receivable on futures contracts	3,254,228
Total assets	3,292,511,454
Liabilities:
Payables and other liabilities:
Investments purchased	3,256,691
Shares of beneficial interest redeemed	412,639
Investment management fees	362,172
Distribution and service fees	554,369
Transfer agent costs	3,414
Trustee and CCO fees	956
Audit and tax fees	23,399
Custody fees	102,566
Legal fees	42,666
Printing and shareholder reports fees	58,535
Other accrued expenses	21,907
Total liabilities	4,839,314
Net assets	$3,287,672,140
Net assets consist of:
Capital stock ($0.01 par value)	$3,023,042
Additional paid-in capital	3,071,155,883
Total distributable earnings (accumulated losses)	213,493,215
Net assets	$3,287,672,140
Net assets by class:
Initial Class	$824,238,478
Service Class	2,463,433,662
Shares outstanding:
Initial Class	74,514,805
Service Class	227,789,391
Net asset value and offering price per share:
Initial Class	$11.06
Service Class	10.81
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$84,096,724
Interest income from unaffiliated investments	3,143,513
Total investment income	87,240,237
Expenses:
Investment management fees	4,217,311
Distribution and service fees:
Service Class	6,516,672
Transfer agent costs	38,550
Trustee and CCO fees	165,090
Audit and tax fees	62,498
Custody fees	178,634
Legal fees	317,977
Printing and shareholder reports fees	221,891
Other	163,615
Total expenses	11,882,238
Net investment income (loss)	75,357,999
Net realized gain (loss) on:
Affiliated investments	6,021,418
Unaffiliated investments	274,679
Capital gain distributions received from affiliated investment companies	104,779,763
Futures contracts	12,436,078
Net realized gain (loss)	123,511,938
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	204,323,829
Unaffiliated investments	(6,905)
Futures contracts	(46,015,663)
Translation of assets and liabilities denominated in foreign currencies	(126,026)
Net change in unrealized appreciation (depreciation)	158,175,235
Net realized and change in unrealized gain (loss)	281,687,173
Net increase (decrease) in net assets resulting from operations	$357,045,172
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$75,357,999	$53,118,609
Net realized gain (loss)	123,511,938	(127,418,661)
Net change in unrealized appreciation (depreciation)	158,175,235	466,568,618
Net increase (decrease) in net assets resulting from operations	357,045,172	392,268,566
Dividends and/or distributions to shareholders:
Initial Class	(10,130,318)	(50,577,204)
Service Class	(25,083,204)	(165,608,804)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(35,213,522)	(216,186,008)
Capital share transactions:
Proceeds from shares sold:
Initial Class	12,028,768	13,961,596
Service Class	8,795,792	4,555,497
	20,824,560	18,517,093
Dividends and/or distributions reinvested:
Initial Class	10,130,318	50,577,204
Service Class	25,083,204	165,608,804
	35,213,522	216,186,008
Cost of shares redeemed:
Initial Class	(94,216,035)	(83,579,658)
Service Class	(477,786,417)	(421,630,057)
	(572,002,452)	(505,209,715)
Net increase (decrease) in net assets resulting from capital share transactions	(515,964,370)	(270,506,614)
Net increase (decrease) in net assets	(194,132,720)	(94,424,056)
Net assets:
Beginning of year	3,481,804,860	3,576,228,916
End of year	$3,287,672,140	$3,481,804,860
Capital share transactions - shares:
Shares issued:
Initial Class	1,127,901	1,443,771
Service Class	834,235	477,162
	1,962,136	1,920,933
Shares reinvested:
Initial Class	921,776	5,296,042
Service Class	2,333,321	17,712,172
	3,255,097	23,008,214
Shares redeemed:
Initial Class	(8,763,055)	(8,547,764)
Service Class	(45,486,729)	(44,103,038)
	(54,249,784)	(52,650,802)
Net increase (decrease) in shares outstanding:
Initial Class	(6,713,378)	(1,807,951)
Service Class	(42,319,173)	(25,913,704)
	(49,032,551)	(27,721,655)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS
For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.08	$9.59	$14.47	$13.30	$12.44
Investment operations:
Net investment income (loss)(A)	0.26	0.17	0.22	0.61	0.29
Net realized and unrealized gain (loss)	0.85	0.96	(2.68)	1.23	1.46
Total investment operations	1.11	1.13	(2.46)	1.84	1.75
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.20)	(0.68)	(0.31)	(0.25)
Net realized gains	—	(0.44)	(1.74)	(0.36)	(0.64)
Total dividends and/or distributions to shareholders	(0.13)	(0.64)	(2.42)	(0.67)	(0.89)
Net asset value, end of year	$11.06	$10.08	$9.59	$14.47	$13.30
Total return	11.05%	12.21%	(17.35)%	13.95%	15.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$824,238	$818,927	$796,606	$1,048,517	$1,066,427
Expenses to average net assets(B)	0.16%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets	2.40%	1.73%	1.91%	4.26%	2.44%
Portfolio turnover rate	18%	36%	10%	21%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.86	$9.39	$14.21	$13.07	$12.25
Investment operations:
Net investment income (loss)(A)	0.22	0.14	0.19	0.57	0.26
Net realized and unrealized gain (loss)	0.83	0.94	(2.63)	1.21	1.42
Total investment operations	1.05	1.08	(2.44)	1.78	1.68
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.17)	(0.64)	(0.28)	(0.22)
Net realized gains	—	(0.44)	(1.74)	(0.36)	(0.64)
Total dividends and/or distributions to shareholders	(0.10)	(0.61)	(2.38)	(0.64)	(0.86)
Net asset value, end of year	$10.81	$9.86	$9.39	$14.21	$13.07
Total return	10.70%	11.93%	(17.53)%	13.70%	14.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,463,434	$2,662,878	$2,779,623	$3,834,114	$3,859,311
Expenses to average net assets(B)	0.41%	0.41%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	2.12%	1.46%	1.64%	4.05%	2.17%
Portfolio turnover rate	18%	36%	10%	21%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$2,331,345	$4,656,090	$3,548,159	$—	$—	$10,535,594
Total	$2,331,345	$4,656,090	$3,548,159	$—	$—	$10,535,594
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(6,293,088)	$(4,203,982)	$(17,683,153)	$—	$—	$(28,180,223)
Total	$(6,293,088)	$(4,203,982)	$(17,683,153)	$—	$—	$(28,180,223)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(20,366,007)	$(10,721,712)	$43,523,797	$—	$—	$12,436,078
Total	$(20,366,007)	$(10,721,712)	$43,523,797	$—	$—	$12,436,078

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(5,470,468)	$(2,270,123)	$(38,275,072)	$—	$—	$(46,015,663)
Total	$(5,470,468)	$(2,270,123)	$(38,275,072)	$—	$—	$(46,015,663)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$1,266,062,077
Average notional value of contracts — short	(630,447,159)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.20%	May 1, 2025
Service Class	0.45	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$516,451,318	$97,461,123	$1,155,243,352	$38,183,546
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and futures straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$3,092,492,588	$236,124,997	$(42,285,352)	$193,839,645
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$46,854,280	$13,032,864
During the year ended December 31, 2024, the capital loss carryforwards utilized are $75,702,160.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$35,213,522	$—	$—	$—	$68,285,543	$—	$147,900,465	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$79,626,569	$—	$—	$(59,887,144)	$—	$(4,603)	$193,758,393
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
11. OPERATING SEGMENTS (continued)
(“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation - Moderate Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation - Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 8,370,296	$950,557
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica JPMorgan Asset Allocation - Moderate VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica JPMorgan Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 97.5%
International Alternative Funds - 1.1%
Transamerica Global Allocation Liquidating Trust (A)(B)(C)(D)	6,235	$ 7,038
Transamerica Unconstrained Bond (C)	6,282,115	54,277,471
		54,284,509
International Equity Funds - 12.8%
Transamerica BlackRock Real Estate Securities VP (C)	9,998,196	96,382,612
Transamerica Emerging Markets Equity (C)	1,765,243	13,998,379
Transamerica International Equity (C)	8,257,804	167,633,417
Transamerica International Focus (C)	31,568,445	204,563,523
Transamerica International Small Cap Value (C)	9,591,940	134,958,597
		617,536,528
International Mixed Allocation Fund - 16.1%
Transamerica Aegon Bond VP (C)	82,188,286	779,144,950
U.S. Equity Funds - 40.2%
Transamerica Janus Mid-Cap Growth VP (C)	424,569	13,964,086
Transamerica JPMorgan Enhanced Index VP (C)	34,318,206	980,471,139
Transamerica Large Cap Value (C)	23,388,456	338,197,066
Transamerica Mid Cap Growth (C)	59,975	610,548
Transamerica Mid Cap Value Opportunities (C)	1,283,268	13,628,311
Transamerica Small Cap Value (C)	37,101	183,277
Transamerica T. Rowe Price Small Cap VP (C)	53,834	667,537
Transamerica WMC US Growth VP (C)	14,058,805	591,313,338
		1,939,035,302
U.S. Fixed Income Funds - 27.3%
Transamerica Core Bond (C)	66,917,059	566,787,495
	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Floating Rate (C)	5,919,091	$ 53,567,771
Transamerica High Yield Bond (C)	53,174,118	434,964,283
Transamerica Long Credit (C)	27,937,162	259,256,866
		1,314,576,415
Total Investment Companies (Cost $4,394,529,729)		4,704,577,704

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.9%
U.S. Treasury - 1.9%
U.S. Treasury Notes
4.25%, 01/31/2026 (E)	$ 90,006,000	90,006,000
Total U.S. Government Obligation (Cost $90,000,396)		90,006,000
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 1.80% (F), dated 12/31/2024, to be repurchased at $22,600,322 on 01/02/2025. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $23,050,025.	22,598,062	22,598,062
Total Repurchase Agreement (Cost $22,598,062)		22,598,062
Total Investments (Cost $4,507,128,187)		4,817,181,766
Net Other Assets (Liabilities) - 0.1%		6,440,492
Net Assets - 100.0%		$ 4,823,622,258
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	2,860	03/31/2025	$303,757,407	$304,031,408	$274,001	$—
CAD Currency	769	03/18/2025	54,585,081	53,618,525	—	(966,556)
E-Mini Russell 2000® Index	873	03/21/2025	103,299,584	98,203,770	—	(5,095,814)
Euro-BTP Italy Government Bonds	3,947	03/06/2025	499,656,994	490,538,093	—	(9,118,901)
Hong Kong Hang Seng Index	845	01/27/2025	109,477,071	109,271,791	—	(205,280)
JPY Currency	1,710	03/17/2025	141,801,313	137,013,750	—	(4,787,563)
MSCI EAFE Index	291	03/21/2025	34,003,995	32,992,125	—	(1,011,870)
MSCI Emerging Markets Index	1,791	03/21/2025	98,996,432	96,158,790	—	(2,837,642)
S&P Midcap 400® E-Mini Index	660	03/21/2025	218,972,556	207,682,200	—	(11,290,356)
S&P/TSX 60 Index	297	03/20/2025	62,625,242	61,369,049	—	(1,256,193)
TOPIX Index	846	03/13/2025	147,521,899	149,822,301	2,300,402	—
Total					$2,574,403	$(36,570,175)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(626)	03/20/2025	$(70,499,193)	$(69,681,625)	$817,568	$—
AUD Currency	(765)	03/17/2025	(49,072,047)	(47,353,500)	1,718,547	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CHF Currency	(71)	03/17/2025	$(10,087,279)	$(9,853,913)	$233,366	$—
EUR Currency	(2,270)	03/17/2025	(299,426,734)	(294,773,687)	4,653,047	—
EURO STOXX 50® Index	(1,822)	03/21/2025	(93,897,153)	(92,120,001)	1,777,152	—
S&P 500® E-Mini Index	(421)	03/21/2025	(129,567,621)	(124,947,538)	4,620,083	—
S&P/ASX 200 Index	(364)	03/20/2025	(46,862,921)	(45,893,173)	969,748	—
Total					$14,789,511	$—
Total Futures Contracts					$17,363,914	$(36,570,175)
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,704,570,666	$—	$—	$4,704,570,666
U.S. Government Obligation	—	90,006,000	—	90,006,000
Repurchase Agreement	—	22,598,062	—	22,598,062
Total	$4,704,570,666	$112,604,062	$—	$4,817,174,728
Investment Companies Measured at Net Asset Value (B)				7,038
Total Investments				$4,817,181,766
Other Financial Instruments
Futures Contracts (H)	$17,363,914	$—	$—	$17,363,914
Total Other Financial Instruments	$17,363,914	$—	$—	$17,363,914
LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(36,570,175)	$—	$—	$(36,570,175)
Total Other Financial Instruments	$(36,570,175)	$—	$—	$(36,570,175)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the
Schedule of Investments.

(C)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$996,287,876	$37,872,091	$(237,395,495)	$(42,314,778)	$24,695,256	$779,144,950	82,188,286	$37,872,091	$—
Transamerica BlackRock Real Estate Securities VP	13,495,684	89,115,651	—	—	(6,228,723)	96,382,612	9,998,196	2,098,651	—
Transamerica Core Bond	910,433,971	33,994,590	(356,253,607)	(68,962,335)	47,574,876	566,787,495	66,917,059	33,994,590	—
Transamerica Emerging Markets Equity	120,980,906	21,151	(114,291,000)	(46,321,617)	53,608,939	13,998,379	1,765,243	21,151	—
Transamerica Floating Rate	49,272,785	4,346,341	—	—	(51,355)	53,567,771	5,919,091	4,346,341	—
Transamerica Global Allocation Liquidating Trust	7,752	—	—	—	(714)	7,038	6,235	—	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica High Yield Bond	$425,857,676	$28,294,114	$(22,810,420)	$393,824	$3,229,089	$434,964,283	53,174,118	$28,294,114	$—
Transamerica International Equity	117,873,642	68,755,193	(15,209,710)	633,059	(4,418,767)	167,633,417	8,257,804	4,249,159	520,275
Transamerica International Focus	160,181,347	207,488,620	(136,198,937)	3,903,199	(30,810,706)	204,563,523	31,568,445	2,009,793	19,773,197
Transamerica International Small Cap Value	112,301,185	33,662,510	(7,619,900)	738,749	(4,123,947)	134,958,597	9,591,940	6,189,679	2,051,131
Transamerica Janus Mid- Cap Growth VP	71,479,084	808,049	(61,796,708)	(13,664,110)	17,137,771	13,964,086	424,569	25,831	782,218
Transamerica JPMorgan Enhanced Index VP	734,013,948	120,225,247	(17,786,645)	4,581,064	139,437,525	980,471,139	34,318,206	7,357,359	28,492,024
Transamerica Large Cap Value	340,552,408	35,721,150	(76,616,020)	9,976,084	28,563,444	338,197,066	23,388,456	5,701,551	4,259,898
Transamerica Long Credit	187,598,192	90,271,442	—	—	(18,612,768)	259,256,866	27,937,162	13,824,679	2,773
Transamerica Mid Cap Growth	143,753,432	23,836	(148,140,731)	(27,833,421)	32,807,432	610,548	59,975	—	23,836
Transamerica Mid Cap Value Opportunities	69,940,925	1,259,465	(57,872,848)	1,498,585	(1,197,816)	13,628,311	1,283,268	207,252	1,052,213
Transamerica Small Cap Value	15,331,914	40,268	(14,681,829)	203,684	(710,760)	183,277	37,101	3,405	36,863
Transamerica T. Rowe Price Small Cap VP	15,204,551	23,384	(14,907,736)	997,594	(650,256)	667,537	53,834	—	23,384
Transamerica TSW Mid Cap Value Opportunities VP	12,921,278	—	(13,309,027)	66,804	320,945	—	—	—	—
Transamerica Unconstrained Bond	154,266,694	6,774,894	(105,178,231)	868,465	(2,454,351)	54,277,471	6,282,115	5,460,134	—
Transamerica WMC US Growth VP	420,660,137	240,355,749	(158,394,819)	15,681,686	73,010,585	591,313,338	14,058,805	819,668	61,629,966
Total	$5,072,415,387	$999,053,745	$(1,558,463,663)	$(159,553,464)	$351,125,699	$4,704,577,704	377,229,908	$152,475,448	$118,647,778

(D)	Restricted security. At December 31, 2024, the total value of such securities held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$64,152	$7,038	0.0%(I)

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $75,784,800.
(F)	Rate disclosed reflects the yield at December 31, 2024.
(G)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
PORTFOLIO ABBREVIATION(S):
ASX	Australian Securities Exchange
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
EAFE	Europe, Australasia and Far East
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S) (continued):
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $4,394,529,729)	$4,704,577,704
Unaffiliated investments, at value (cost $90,000,396)	90,006,000
Repurchase agreement, at value (cost $22,598,062)	22,598,062
Receivables and other assets:
Shares of beneficial interest sold	622
Dividends from affiliated investments	6,725,986
Interest	1,601,916
Variation margin receivable on futures contracts	8,666,096
Total assets	4,834,176,386
Liabilities:
Payables and other liabilities:
Investments purchased	6,725,986
Shares of beneficial interest redeemed	1,962,722
Investment management fees	529,673
Distribution and service fees	992,644
Transfer agent costs	5,013
Trustee and CCO fees	1,403
Audit and tax fees	27,351
Custody fees	143,962
Legal fees	62,833
Printing and shareholder reports fees	71,951
Other accrued expenses	30,590
Total liabilities	10,554,128
Net assets	$4,823,622,258
Net assets consist of:
Capital stock ($0.01 par value)	$4,506,260
Additional paid-in capital	4,695,344,564
Total distributable earnings (accumulated losses)	123,771,434
Net assets	$4,823,622,258
Net assets by class:
Initial Class	$394,761,832
Service Class	4,428,860,426
Shares outstanding:
Initial Class	36,216,455
Service Class	414,409,513
Net asset value and offering price per share:
Initial Class	$10.90
Service Class	10.69
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$152,475,448
Interest income from unaffiliated investments	4,304,778
Total investment income	156,780,226
Expenses:
Investment management fees	6,202,302
Distribution and service fees:
Service Class	11,648,600
Transfer agent costs	56,678
Trustee and CCO fees	242,740
Audit and tax fees	82,133
Custody fees	252,385
Legal fees	467,002
Printing and shareholder reports fees	275,482
Other	248,199
Total expenses	19,475,521
Net investment income (loss)	137,304,705
Net realized gain (loss) on:
Affiliated investments	(159,553,464)
Unaffiliated investments	300,834
Capital gain distributions received from affiliated investment companies	118,647,778
Futures contracts	(9,951,989)
Net realized gain (loss)	(50,556,841)
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	351,125,699
Unaffiliated investments	(16,245)
Futures contracts	(56,189,108)
Translation of assets and liabilities denominated in foreign currencies	(240,617)
Net change in unrealized appreciation (depreciation)	294,679,729
Net realized and change in unrealized gain (loss)	244,122,888
Net increase (decrease) in net assets resulting from operations	$381,427,593
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$137,304,705	$95,447,304
Net realized gain (loss)	(50,556,841)	(190,514,018)
Net change in unrealized appreciation (depreciation)	294,679,729	530,392,474
Net increase (decrease) in net assets resulting from operations	381,427,593	435,325,760
Dividends and/or distributions to shareholders:
Initial Class	(6,383,144)	(11,210,803)
Service Class	(62,291,106)	(124,099,260)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(68,674,250)	(135,310,063)
Capital share transactions:
Proceeds from shares sold:
Initial Class	17,453,126	14,743,970
Service Class	11,831,853	4,978,478
	29,284,979	19,722,448
Dividends and/or distributions reinvested:
Initial Class	6,383,144	11,210,803
Service Class	62,291,106	124,099,260
	68,674,250	135,310,063
Cost of shares redeemed:
Initial Class	(55,257,928)	(49,783,449)
Service Class	(694,539,055)	(583,886,715)
	(749,796,983)	(633,670,164)
Net increase (decrease) in net assets resulting from capital share transactions	(651,837,754)	(478,637,653)
Net increase (decrease) in net assets	(339,084,411)	(178,621,956)
Net assets:
Beginning of year	5,162,706,669	5,341,328,625
End of year	$4,823,622,258	$5,162,706,669
Capital share transactions - shares:
Shares issued:
Initial Class	1,643,385	1,487,632
Service Class	1,106,493	520,883
	2,749,878	2,008,515
Shares reinvested:
Initial Class	585,610	1,149,826
Service Class	5,821,599	12,967,530
	6,407,209	14,117,356
Shares redeemed:
Initial Class	(5,165,564)	(5,065,927)
Service Class	(66,028,756)	(60,600,327)
	(71,194,320)	(65,666,254)
Net increase (decrease) in shares outstanding:
Initial Class	(2,936,569)	(2,428,469)
Service Class	(59,100,664)	(47,111,914)
	(62,037,233)	(49,540,383)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.25	$9.67	$13.66	$12.83	$12.02
Investment operations:
Net investment income (loss)(A)	0.32	0.20	0.23	0.56	0.25
Net realized and unrealized gain (loss)	0.50	0.67	(2.39)	0.62	1.20
Total investment operations	0.82	0.87	(2.16)	1.18	1.45
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.21)	(0.64)	(0.26)	(0.27)
Net realized gains	—	(0.08)	(1.19)	(0.09)	(0.37)
Total dividends and/or distributions to shareholders	(0.17)	(0.29)	(1.83)	(0.35)	(0.64)
Net asset value, end of year	$10.90	$10.25	$9.67	$13.66	$12.83
Total return	8.02%	9.10%	(16.08)%	9.18%	12.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$394,762	$401,446	$402,196	$539,029	$593,022
Expenses to average net assets(B)	0.15%	0.15%	0.15%	0.14%	0.15%
Net investment income (loss) to average net assets	2.96%	2.08%	1.99%	4.19%	2.12%
Portfolio turnover rate	17%	36%	18%	18%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.06	$9.49	$13.43	$12.62	$11.83
Investment operations:
Net investment income (loss)(A)	0.28	0.18	0.19	0.54	0.22
Net realized and unrealized gain (loss)	0.49	0.65	(2.33)	0.59	1.18
Total investment operations	0.77	0.83	(2.14)	1.13	1.40
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.61)	(0.23)	(0.24)
Net realized gains	—	(0.08)	(1.19)	(0.09)	(0.37)
Total dividends and/or distributions to shareholders	(0.14)	(0.26)	(1.80)	(0.32)	(0.61)
Net asset value, end of year	$10.69	$10.06	$9.49	$13.43	$12.62
Total return	7.70%	8.86%	(16.25)%	8.93%	12.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,428,860	$4,761,261	$4,939,133	$6,584,121	$6,639,121
Expenses to average net assets(B)	0.40%	0.40%	0.40%	0.39%	0.40%
Net investment income (loss) to average net assets	2.69%	1.82%	1.74%	4.07%	1.89%
Portfolio turnover rate	17%	36%	18%	18%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$1,091,569	$6,604,960	$9,667,385	$—	$—	$17,363,914
Total	$1,091,569	$6,604,960	$9,667,385	$—	$—	$17,363,914
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(9,118,901)	$(5,754,119)	$(21,697,155)	$—	$—	$(36,570,175)
Total	$(9,118,901)	$(5,754,119)	$(21,697,155)	$—	$—	$(36,570,175)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(34,554,008)	$(16,107,289)	$40,709,308	$—	$—	$(9,951,989)
Total	$(34,554,008)	$(16,107,289)	$40,709,308	$—	$—	$(9,951,989)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(14,037,174)	$(2,652,832)	$(39,499,102)	$—	$—	$(56,189,108)
Total	$(14,037,174)	$(2,652,832)	$(39,499,102)	$—	$—	$(56,189,108)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$1,731,243,084
Average notional value of contracts — short	(870,246,874)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.20%	May 1, 2025
Service Class	0.45	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$726,615,758	$123,392,385	$1,557,384,587	$45,373,036
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and futures straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$4,533,088,669	$375,053,322	$(87,895,355)	$287,157,967
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$86,013,267	$220,867,184
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$68,674,250	$—	$—	$—	$95,811,234	$—	$39,498,829	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$143,645,002	$—	$—	$(306,880,451)	$—	$(5,915)	$287,012,798
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
11. OPERATING SEGMENTS (continued)
(“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation - Moderate VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation - Moderate VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 9,302,222	$1,049,267
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Asset Allocation - Moderate VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica JPMorgan Enhanced Index VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 1.5%
Howmet Aerospace, Inc.	177,427	$ 19,405,191
Northrop Grumman Corp.	11,433	5,365,393
Textron, Inc.	110,930	8,485,036
TransDigm Group, Inc.	13,305	16,861,160
		50,116,780
Air Freight & Logistics - 0.8%
FedEx Corp.	36,695	10,323,404
United Parcel Service, Inc., Class B	131,401	16,569,666
		26,893,070
Automobile Components - 0.1%
Aptiv PLC (A)	57,924	3,503,244
Automobiles - 2.1%
Tesla, Inc. (A)	165,295	66,752,733
Banks - 3.7%
Bank of America Corp.	861,290	37,853,696
Citigroup, Inc.	144,273	10,155,377
Fifth Third Bancorp	328,282	13,879,763
Truist Financial Corp.	392,014	17,005,567
U.S. Bancorp	214,288	10,249,395
Wells Fargo & Co.	432,410	30,372,478
		119,516,276
Beverages - 1.8%
Coca-Cola Co.	326,897	20,352,607
Keurig Dr. Pepper, Inc.	205,355	6,596,003
PepsiCo, Inc.	198,768	30,224,662
		57,173,272
Biotechnology - 2.4%
AbbVie, Inc.	218,260	38,784,802
Biogen, Inc. (A)	23,455	3,586,738
Neurocrine Biosciences, Inc. (A)	19,973	2,726,314
Regeneron Pharmaceuticals, Inc. (A)	22,405	15,959,754
Sarepta Therapeutics, Inc. (A)	9,708	1,180,396
Vertex Pharmaceuticals, Inc. (A)	35,864	14,442,433
		76,680,437
Broadline Retail - 4.6%
Amazon.com, Inc. (A)	682,129	149,652,281
Building Products - 1.5%
Carrier Global Corp.	198,673	13,561,419
Masco Corp.	111,569	8,096,562
Trane Technologies PLC	76,137	28,121,201
		49,779,182
Capital Markets - 2.3%
Ameriprise Financial, Inc.	21,647	11,525,512
Charles Schwab Corp.	171,146	12,666,516
CME Group, Inc.	82,052	19,054,936
Goldman Sachs Group, Inc.	41,120	23,546,134
KKR & Co., Inc.	46,418	6,865,686
		73,658,784
	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.6%
Dow, Inc.	252,151	$ 10,118,820
Linde PLC	58,994	24,699,018
LyondellBasell Industries NV, Class A	88,530	6,575,123
PPG Industries, Inc.	58,109	6,941,120
Sherwin-Williams Co.	8,738	2,970,308
		51,304,389
Communications Equipment - 0.4%
Arista Networks, Inc. (A)	66,076	7,303,380
Motorola Solutions, Inc.	11,006	5,087,304
		12,390,684
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	10,090	5,211,485
Consumer Finance - 0.3%
American Express Co.	30,247	8,977,007
Consumer Staples Distribution & Retail - 0.5%
Costco Wholesale Corp.	18,639	17,078,357
Distributors - 0.0% (B)
LKQ Corp.	17,903	657,935
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	510,376	11,621,262
Electric Utilities - 2.1%
NextEra Energy, Inc.	358,800	25,722,372
NRG Energy, Inc.	13,980	1,261,276
PG&E Corp.	781,270	15,766,028
Southern Co.	314,794	25,913,842
		68,663,518
Electrical Equipment - 0.4%
AMETEK, Inc.	11,269	2,031,350
Eaton Corp. PLC	34,212	11,353,936
		13,385,286
Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity PLC	20,212	2,889,710
Energy Equipment & Services - 0.3%
Baker Hughes Co.	202,066	8,288,747
Entertainment - 0.5%
Walt Disney Co.	127,671	14,216,166
Warner Music Group Corp., Class A	102,731	3,184,661
		17,400,827
Financial Services - 5.9%
Berkshire Hathaway, Inc., Class B (A)	106,767	48,395,346
Block, Inc. (A)	56,940	4,839,331
Corpay, Inc. (A)	41,165	13,931,059
Fidelity National Information Services, Inc.	192,465	15,545,398
Mastercard, Inc., Class A	107,452	56,581,000
Visa, Inc., Class A	160,362	50,680,806
WEX, Inc. (A)	9,106	1,596,464
		191,569,404
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.7%
Mondelez International, Inc., Class A	365,843	$ 21,851,802
Ground Transportation - 1.0%
CSX Corp.	376,997	12,165,693
Uber Technologies, Inc. (A)	252,583	15,235,807
Union Pacific Corp.	23,587	5,378,779
		32,780,279
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	52,916	5,985,329
Baxter International, Inc.	57,839	1,686,585
Boston Scientific Corp. (A)	191,389	17,094,866
Edwards Lifesciences Corp. (A)	33,190	2,457,056
Medtronic PLC	178,063	14,223,672
Stryker Corp.	62,999	22,682,790
		64,130,298
Health Care Providers & Services - 2.1%
Cigna Group	34,729	9,590,066
HCA Healthcare, Inc.	10,527	3,159,679
Humana, Inc.	18,938	4,804,760
McKesson Corp.	8,565	4,881,279
UnitedHealth Group, Inc.	87,770	44,399,332
		66,835,116
Health Care REITs - 0.7%
Alexandria Real Estate Equities, Inc.	16,226	1,582,846
Ventas, Inc.	215,410	12,685,495
Welltower, Inc.	64,786	8,164,980
		22,433,321
Hotels, Restaurants & Leisure - 3.6%
Booking Holdings, Inc.	3,231	16,052,965
Carnival Corp. (A)	189,326	4,718,004
Chipotle Mexican Grill, Inc. (A)	271,337	16,361,621
DoorDash, Inc., Class A (A)	21,793	3,655,776
Expedia Group, Inc. (A)	51,634	9,620,963
Hilton Worldwide Holdings, Inc.	59,778	14,774,731
McDonald's Corp.	103,306	29,947,376
Royal Caribbean Cruises Ltd.	28,628	6,604,193
Yum! Brands, Inc.	119,154	15,985,701
		117,721,330
Household Durables - 0.1%
Lennar Corp., Class A	32,137	4,382,523
Household Products - 0.3%
Church & Dwight Co., Inc.	94,950	9,942,214
Independent Power & Renewable Electricity Producers - 0.1%
Vistra Corp.	22,329	3,078,499
Industrial Conglomerates - 0.7%
Honeywell International, Inc.	106,686	24,099,301
Industrial REITs - 0.4%
Prologis, Inc.	117,011	12,368,063
Insurance - 1.8%
Aon PLC, Class A	45,999	16,521,001
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Arthur J Gallagher & Co.	49,262	$ 13,983,019
MetLife, Inc.	42,974	3,518,711
Principal Financial Group, Inc.	48,921	3,786,975
Progressive Corp.	91,863	22,011,293
		59,820,999
Interactive Media & Services - 6.7%
Alphabet, Inc., Class A	386,245	73,116,178
Alphabet, Inc., Class C	249,620	47,537,633
Meta Platforms, Inc., Class A	165,406	96,846,867
		217,500,678
IT Services - 0.7%
Accenture PLC, Class A	18,652	6,561,587
Cognizant Technology Solutions Corp., Class A	198,144	15,237,274
		21,798,861
Life Sciences Tools & Services - 1.2%
Danaher Corp.	40,266	9,243,061
Thermo Fisher Scientific, Inc.	55,114	28,671,956
		37,915,017
Machinery - 1.8%
Caterpillar, Inc.	30,692	11,133,830
Deere & Co.	51,148	21,671,407
Ingersoll Rand, Inc.	71,548	6,472,232
Otis Worldwide Corp.	162,462	15,045,606
PACCAR, Inc.	51,249	5,330,921
		59,653,996
Media - 0.9%
Charter Communications, Inc., Class A (A)	20,274	6,949,319
Comcast Corp., Class A	528,750	19,843,988
Sirius XM Holdings, Inc. (C)	82,453	1,879,928
		28,673,235
Metals & Mining - 0.1%
Nucor Corp.	23,766	2,773,730
Multi-Utilities - 0.1%
Dominion Energy, Inc.	59,427	3,200,738
Oil, Gas & Consumable Fuels - 2.9%
ConocoPhillips	235,387	23,343,329
Diamondback Energy, Inc.	54,853	8,986,567
EOG Resources, Inc.	114,004	13,974,610
Exxon Mobil Corp.	444,470	47,811,638
		94,116,144
Passenger Airlines - 0.2%
Delta Air Lines, Inc.	114,307	6,915,573
Personal Care Products - 0.3%
Estee Lauder Cos., Inc., Class A	25,990	1,948,730
Kenvue, Inc.	354,528	7,569,173
		9,517,903
Pharmaceuticals - 2.5%
Bristol-Myers Squibb Co.	382,979	21,661,292
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Eli Lilly & Co.	45,850	$ 35,396,200
Johnson & Johnson	109,298	15,806,677
Merck & Co., Inc.	79,963	7,954,719
		80,818,888
Professional Services - 0.4%
Leidos Holdings, Inc.	78,681	11,334,785
Residential REITs - 0.2%
Equity LifeStyle Properties, Inc.	85,958	5,724,803
Semiconductors & Semiconductor Equipment - 12.3%
Advanced Micro Devices, Inc. (A)	106,163	12,823,429
Analog Devices, Inc.	111,905	23,775,336
Broadcom, Inc.	243,799	56,522,360
Lam Research Corp.	160,687	11,606,422
Marvell Technology, Inc.	22,156	2,447,130
Micron Technology, Inc.	169,829	14,292,809
NVIDIA Corp.	1,717,271	230,612,323
NXP Semiconductors NV	103,744	21,563,190
Texas Instruments, Inc.	129,300	24,245,043
		397,888,042
Software - 10.3%
Adobe, Inc. (A)	9,991	4,442,798
Cadence Design Systems, Inc. (A)	17,911	5,381,539
Fair Isaac Corp. (A)	1,631	3,247,207
Intuit, Inc.	21,841	13,727,068
Microsoft Corp.	543,648	229,147,632
Oracle Corp.	97,408	16,232,069
Salesforce, Inc.	99,509	33,268,844
ServiceNow, Inc. (A)	25,593	27,131,651
		332,578,808
Specialized REITs - 0.7%
Digital Realty Trust, Inc.	70,332	12,471,974
Equinix, Inc.	2,352	2,217,677
SBA Communications Corp.	45,591	9,291,446
		23,981,097
Specialty Retail - 2.7%
AutoZone, Inc. (A)	6,843	21,911,286
	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Best Buy Co., Inc.	70,574	$ 6,055,249
Burlington Stores, Inc. (A)	31,508	8,981,671
Lowe's Cos., Inc.	128,739	31,772,785
Ross Stores, Inc.	115,878	17,528,865
		86,249,856
Technology Hardware, Storage & Peripherals - 8.0%
Apple, Inc.	943,413	236,249,483
Hewlett Packard Enterprise Co.	275,588	5,883,804
Seagate Technology Holdings PLC	145,205	12,532,644
Western Digital Corp. (A)	94,125	5,612,674
		260,278,605
Tobacco - 0.5%
Altria Group, Inc.	113,172	5,917,764
Philip Morris International, Inc.	80,618	9,702,376
		15,620,140
Trading Companies & Distributors - 0.1%
United Rentals, Inc.	4,287	3,019,934
Total Common Stocks (Cost $2,329,144,010)		3,222,169,248

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.80% (D), dated 12/31/2024, to be repurchased at $13,608,461 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $13,879,260.	$ 13,607,100	13,607,100
Total Repurchase Agreement (Cost $13,607,100)		13,607,100
Total Investments (Cost $2,342,751,110)		3,235,776,348
Net Other Assets (Liabilities) - 0.0% (B)		1,158,976
Net Assets - 100.0%		$ 3,236,935,324
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	52	03/21/2025	$15,934,461	$15,432,950	$—	$(501,511)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$3,222,169,248	$—	$—	$3,222,169,248
Repurchase Agreement	—	13,607,100	—	13,607,100
Total Investments	$3,222,169,248	$13,607,100	$—	$3,235,776,348
LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(501,511)	$—	$—	$(501,511)
Total Other Financial Instruments	$(501,511)	$—	$—	$(501,511)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $1,861,118, collateralized by non-cash collateral, such as U.S.
government securities of $1,918,258. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	Rate disclosed reflects the yield at December 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(F)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $2,329,144,010) (including securities loaned of $1,861,118)	$3,222,169,248
Repurchase agreement, at value (cost $13,607,100)	13,607,100
Cash	1
Cash collateral pledged at broker for:
Futures contracts	1,082,000
Receivables and other assets:
Net income from securities lending	184
Shares of beneficial interest sold	14,872
Dividends	2,783,222
Interest	680
Total assets	3,239,657,307
Liabilities:
Payables and other liabilities:
Investments purchased	176,293
Shares of beneficial interest redeemed	553,953
Investment management fees	1,686,398
Distribution and service fees	37,182
Transfer agent costs	3,311
Trustee and CCO fees	929
Audit and tax fees	26,834
Custody fees	102,489
Legal fees	36,583
Printing and shareholder reports fees	11,228
Other accrued expenses	20,671
Variation margin payable on futures contracts	66,112
Total liabilities	2,721,983
Net assets	$3,236,935,324
Net assets consist of:
Capital stock ($0.01 par value)	$1,133,530
Additional paid-in capital	1,963,651,418
Total distributable earnings (accumulated losses)	1,272,150,376
Net assets	$3,236,935,324
Net assets by class:
Initial Class	$3,069,750,820
Service Class	167,184,504
Shares outstanding:
Initial Class	107,457,280
Service Class	5,895,706
Net asset value and offering price per share:
Initial Class	$28.57
Service Class	28.36
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$39,447,087
Interest income	1,166,312
Net income from securities lending	1,573
Withholding taxes on foreign income	(61,397)
Total investment income	40,553,575
Expenses:
Investment management fees	17,822,189
Distribution and service fees:
Service Class	377,365
Transfer agent costs	34,853
Trustee and CCO fees	150,574
Audit and tax fees	50,727
Custody fees	176,105
Legal fees	280,990
Printing and shareholder reports fees	57,039
Other	132,423
Total expenses	19,082,265
Net investment income (loss)	21,471,310
Net realized gain (loss) on:
Investments	356,142,643
Futures contracts	9,367,762
Net realized gain (loss)	365,510,405
Net change in unrealized appreciation (depreciation) on:
Investments	259,054,152
Futures contracts	(1,768,876)
Net change in unrealized appreciation (depreciation)	257,285,276
Net realized and change in unrealized gain (loss)	622,795,681
Net increase (decrease) in net assets resulting from operations	$644,266,991
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$21,471,310	$20,806,808
Net realized gain (loss)	365,510,405	102,669,416
Net change in unrealized appreciation (depreciation)	257,285,276	440,357,390
Net increase (decrease) in net assets resulting from operations	644,266,991	563,833,614
Dividends and/or distributions to shareholders:
Initial Class	(119,705,524)	(118,041,478)
Service Class	(5,651,922)	(6,321,597)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(125,357,446)	(124,363,075)
Capital share transactions:
Proceeds from shares sold:
Initial Class	557,961,107	250,909,778
Service Class	32,062,654	21,863,507
	590,023,761	272,773,285
Dividends and/or distributions reinvested:
Initial Class	119,705,524	118,041,478
Service Class	5,651,922	6,321,597
	125,357,446	124,363,075
Cost of shares redeemed:
Initial Class	(549,475,001)	(191,870,792)
Service Class	(28,820,344)	(18,470,301)
	(578,295,345)	(210,341,093)
Net increase (decrease) in net assets resulting from capital share transactions	137,085,862	186,795,267
Net increase (decrease) in net assets	655,995,407	626,265,806
Net assets:
Beginning of year	2,580,939,917	1,954,674,111
End of year	$3,236,935,324	$2,580,939,917
Capital share transactions - shares:
Shares issued:
Initial Class	20,876,628	11,661,753
Service Class	1,185,220	988,649
	22,061,848	12,650,402
Shares reinvested:
Initial Class	4,376,802	5,265,008
Service Class	208,021	283,607
	4,584,823	5,548,615
Shares redeemed:
Initial Class	(20,177,506)	(8,289,282)
Service Class	(1,081,551)	(864,337)
	(21,259,057)	(9,153,619)
Net increase (decrease) in shares outstanding:
Initial Class	5,075,924	8,637,479
Service Class	311,690	407,919
	5,387,614	9,045,398
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$23.91	$19.77	$27.67	$24.07	$22.01
Investment operations:
Net investment income (loss)(A)	0.19	0.20	0.21	0.18	0.22
Net realized and unrealized gain (loss)	5.55	5.18	(5.08)	6.83	3.98
Total investment operations	5.74	5.38	(4.87)	7.01	4.20
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.18)	(0.16)	(0.22)	(0.33)
Net realized gains	(0.90)	(1.06)	(2.87)	(3.19)	(1.81)
Total dividends and/or distributions to shareholders	(1.08)	(1.24)	(3.03)	(3.41)	(2.14)
Net asset value, end of year	$28.57	$23.91	$19.77	$27.67	$24.07
Total return	24.23%	27.66%	(18.35)%	30.12%	20.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,069,750	$2,448,269	$1,852,968	$2,105,664	$1,529,426
Expenses to average net assets	0.61%	0.62%	0.62%	0.62%	0.65%
Net investment income (loss) to average net assets	0.71%	0.93%	0.91%	0.68%	1.03%
Portfolio turnover rate	40%	30%	33%	40%	45%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$23.76	$19.65	$27.51	$23.96	$21.93
Investment operations:
Net investment income (loss)(A)	0.12	0.15	0.15	0.11	0.17
Net realized and unrealized gain (loss)	5.51	5.15	(5.04)	6.79	3.95
Total investment operations	5.63	5.30	(4.89)	6.90	4.12
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.13)	(0.10)	(0.16)	(0.28)
Net realized gains	(0.90)	(1.06)	(2.87)	(3.19)	(1.81)
Total dividends and/or distributions to shareholders	(1.03)	(1.19)	(2.97)	(3.35)	(2.09)
Net asset value, end of year	$28.36	$23.76	$19.65	$27.51	$23.96
Total return	23.90%	27.39%	(18.55)%	29.79%	19.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$167,185	$132,671	$101,706	$135,501	$114,372
Expenses to average net assets	0.86%	0.87%	0.87%	0.87%	0.90%
Net investment income (loss) to average net assets	0.46%	0.68%	0.65%	0.43%	0.77%
Portfolio turnover rate	40%	30%	33%	40%	45%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $24,382.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(501,511)	$—	$—	$(501,511)
Total	$—	$—	$(501,511)	$—	$—	$(501,511)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$9,367,762	$—	$—	$9,367,762
Total	$—	$—	$9,367,762	$—	$—	$9,367,762

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(1,768,876)	$—	$—	$(1,768,876)
Total	$—	$—	$(1,768,876)	$—	$—	$(1,768,876)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$51,340,384
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.60%
Over $1 billion up to $2 billion	0.59
Over $2 billion up to $3 billion	0.56
Over $3 billion up to $4 billion	0.52
Over $4 billion	0.46
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.67%	May 1, 2026
Service Class	0.92	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$1,274,005,495	$—	$1,207,274,662	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,352,809,687	$938,900,966	$(55,934,306)	$882,966,660
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$25,498,911	$—	$99,858,535	$—	$18,178,536	$—	$106,184,539	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$60,172,391	$—	$329,011,325	$—	$—	$—	$882,966,660
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $99,858,535 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:
A special meeting of holders of Transamerica JPMorgan Enhanced Index VP was held on September 17, 2024. The results of Proposal 1 were as follows:
To approve the Portfolio’s use of the manager of managers exemptive order available to Transamerica Asset Management, Inc.
Proposal	Number of Shares
For	115,151,596
Against	138,570
Withheld	184,760
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Enhanced Index VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica JPMorgan International Moderate Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 96.4%
International Alternative Fund - 1.1%
Transamerica Unconstrained Bond (A)	437,689	$ 3,781,629
International Equity Funds - 61.5%
Transamerica BlackRock Real Estate Securities VP (A)	765,426	7,378,701
Transamerica Emerging Markets Equity (A)	5,664	44,917
Transamerica International Equity (A)	3,659,705	74,292,009
Transamerica International Focus (A)	13,006,326	84,280,993
Transamerica International Small Cap Value (A)	3,788,403	53,302,834
		219,299,454
International Mixed Allocation Fund - 8.9%
Transamerica Aegon Bond VP (A)	3,339,187	31,655,496
U.S. Equity Funds - 7.1%
Transamerica Large Cap Value (A)	6,190	89,507
Transamerica WMC US Growth VP (A)	602,645	25,347,258
		25,436,765
U.S. Fixed Income Funds - 17.8%
Transamerica Core Bond (A)	515,042	4,362,403
Transamerica Floating Rate (A)	466,818	4,224,707
Transamerica High Yield Bond (A)	4,218,013	34,503,346
Transamerica Long Credit (A)	2,207,675	20,487,225
		63,577,681
Total Investment Companies (Cost $344,580,043)		343,751,025

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.9%
U.S. Treasury - 2.9%
U.S. Treasury Notes
4.25%, 01/31/2026 (B)	$ 10,236,900	$ 10,236,900
Total U.S. Government Obligation (Cost $10,236,275)		10,236,900
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.80% (C), dated 12/31/2024, to be repurchased at $2,089,185 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $2,130,860.	2,088,976	2,088,976
Total Repurchase Agreement (Cost $2,088,976)		2,088,976
Total Investments (Cost $356,905,294)		356,076,901
Net Other Assets (Liabilities) - 0.1%		339,763
Net Assets - 100.0%		$ 356,416,664
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	211	03/31/2025	$22,410,078	$22,430,289	$20,211	$—
CAD Currency	390	03/18/2025	27,682,941	27,192,750	—	(490,191)
Euro-BTP Italy Government Bonds	288	03/06/2025	36,473,850	35,793,000	—	(680,850)
Hong Kong Hang Seng Index	89	01/27/2025	11,530,719	11,509,100	—	(21,619)
JPY Currency	123	03/17/2025	10,199,744	9,855,375	—	(344,369)
MSCI EAFE Index	239	03/21/2025	27,925,220	27,096,625	—	(828,595)
S&P Midcap 400® E-Mini Index	31	03/21/2025	10,285,076	9,754,770	—	(530,306)
S&P/TSX 60 Index	144	03/20/2025	30,363,754	29,754,690	—	(609,064)
TOPIX Index	63	03/13/2025	10,985,476	11,156,980	171,504	—
Total					$191,715	$(3,504,994)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(133)	03/20/2025	$(14,978,009)	$(14,804,562)	$173,447	$—
AUD Currency	(85)	03/17/2025	(5,452,450)	(5,261,500)	190,950	—
CHF Currency	(11)	03/17/2025	(1,562,818)	(1,526,663)	36,155	—
EUR Currency	(191)	03/17/2025	(25,194,056)	(24,802,544)	391,512	—
EURO STOXX 50® Index	(223)	03/21/2025	(11,492,355)	(11,274,841)	217,514	—
FTSE 100 Index	(71)	03/21/2025	(7,322,692)	(7,271,228)	51,464	—
GBP Currency	(97)	03/17/2025	(7,733,141)	(7,579,944)	153,197	—
MSCI Emerging Markets Index	(127)	03/21/2025	(7,027,282)	(6,818,630)	208,652	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(20)	03/21/2025	$(5,958,058)	$(5,935,750)	$22,308	$—
S&P/ASX 200 Index	(40)	03/20/2025	(5,149,777)	(5,043,206)	106,571	—
Total					$1,551,770	$—
Total Futures Contracts					$1,743,485	$(3,504,994)
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$343,751,025	$—	$—	$343,751,025
U.S. Government Obligation	—	10,236,900	—	10,236,900
Repurchase Agreement	—	2,088,976	—	2,088,976
Total Investments	$343,751,025	$12,325,876	$—	$356,076,901
Other Financial Instruments
Futures Contracts (E)	$1,743,485	$—	$—	$1,743,485
Total Other Financial Instruments	$1,743,485	$—	$—	$1,743,485
LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(3,504,994)	$—	$—	$(3,504,994)
Total Other Financial Instruments	$(3,504,994)	$—	$—	$(3,504,994)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and/or affiliated investment in the Initial Class shares of funds within
Transamerica Series Trust. The Portfolio's transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$70,771,688	$1,989,166	$(40,409,125)	$230,108	$(926,341)	$31,655,496	3,339,187	$1,989,166	$—
Transamerica BlackRock Real Estate Securities VP	1,070,643	6,782,465	—	—	(474,407)	7,378,701	765,426	160,665	—
Transamerica Core Bond	8,766,973	255,777	(4,375,847)	(591,051)	306,551	4,362,403	515,042	255,777	—
Transamerica Emerging Markets Equity	41,965	68	—	—	2,884	44,917	5,664	68	—
Transamerica Floating Rate	3,885,976	342,781	—	—	(4,050)	4,224,707	466,818	342,781	—
Transamerica High Yield Bond	35,203,962	2,324,475	(3,329,696)	61,665	242,940	34,503,346	4,218,013	2,324,475	—
Transamerica International Equity	69,530,527	23,511,418	(19,933,587)	3,622,745	(2,439,094)	74,292,009	3,659,705	1,778,718	217,789
Transamerica International Focus	107,339,265	37,134,287	(45,986,250)	1,418,444	(15,624,753)	84,280,993	13,006,326	1,143,705	11,252,261
Transamerica International Small Cap Value	48,111,816	6,795,993	(1,483,146)	312,976	(434,805)	53,302,834	3,788,403	2,313,918	766,784
Transamerica Large Cap Value	5,981,973	2,675	(6,105,223)	(169,522)	379,604	89,507	6,190	1,548	1,127
Transamerica Long Credit	16,856,261	5,132,244	—	—	(1,501,280)	20,487,225	2,207,675	1,095,874	219
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Unconstrained Bond	$12,225,701	$519,425	$(8,847,565)	$81,443	$(197,375)	$3,781,629	437,689	$417,066	$—
Transamerica WMC US Growth VP	20,242,874	21,716,171	(23,349,296)	5,924,239	813,270	25,347,258	602,645	50,971	3,832,443
Total	$400,029,624	$106,506,945	$(153,819,735)	$10,891,047	$(19,856,856)	$343,751,025	33,018,783	$11,874,732	$16,070,623

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $8,229,800.
(C)	Rate disclosed reflects the yield at December 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(E)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PORTFOLIO ABBREVIATION(S):
ASX	Australian Securities Exchange
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $344,580,043)	$343,751,025
Unaffiliated investments, at value (cost $10,236,275)	10,236,900
Repurchase agreement, at value (cost $2,088,976)	2,088,976
Receivables and other assets:
Shares of beneficial interest sold	1,141
Dividends from affiliated investments	370,862
Interest	182,171
Variation margin receivable on futures contracts	358,646
Total assets	356,989,721
Liabilities:
Payables and other liabilities:
Investments purchased	370,862
Shares of beneficial interest redeemed	22,723
Investment management fees	39,176
Distribution and service fees	76,626
Transfer agent costs	378
Trustee and CCO fees	105
Audit and tax fees	16,262
Custody fees	18,513
Legal fees	4,911
Printing and shareholder reports fees	17,893
Other accrued expenses	5,608
Total liabilities	573,057
Net assets	$356,416,664
Net assets consist of:
Capital stock ($0.01 par value)	$394,462
Additional paid-in capital	349,381,218
Total distributable earnings (accumulated losses)	6,640,984
Net assets	$356,416,664
Net assets by class:
Initial Class	$14,832,850
Service Class	341,583,814
Shares outstanding:
Initial Class	1,623,943
Service Class	37,822,222
Net asset value and offering price per share:
Initial Class	$9.13
Service Class	9.03
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$11,874,732
Interest income from unaffiliated investments	493,513
Total investment income	12,368,245
Expenses:
Investment management fees	478,733
Distribution and service fees:
Service Class	938,557
Transfer agent costs	4,378
Trustee and CCO fees	18,722
Audit and tax fees	24,258
Custody fees	32,022
Legal fees	36,175
Printing and shareholder reports fees	65,030
Other	38,736
Total expenses	1,636,611
Net investment income (loss)	10,731,634
Net realized gain (loss) on:
Affiliated investments	10,891,047
Unaffiliated investments	25,218
Capital gain distributions received from affiliated investment companies	16,070,623
Futures contracts	(4,031,164)
Net realized gain (loss)	22,955,724
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(19,856,856)
Unaffiliated investments	1,315
Futures contracts	(5,404,999)
Translation of assets and liabilities denominated in foreign currencies	(11,438)
Net change in unrealized appreciation (depreciation)	(25,271,978)
Net realized and change in unrealized gain (loss)	(2,316,254)
Net increase (decrease) in net assets resulting from operations	$8,415,380
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$10,731,634	$10,412,159
Net realized gain (loss)	22,955,724	(13,120,610)
Net change in unrealized appreciation (depreciation)	(25,271,978)	37,873,370
Net increase (decrease) in net assets resulting from operations	8,415,380	35,164,919
Dividends and/or distributions to shareholders:
Initial Class	(369,295)	(237,046)
Service Class	(7,839,517)	(5,383,997)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,208,812)	(5,621,043)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,181,144	670,485
Service Class	2,411,987	1,883,911
	3,593,131	2,554,396
Dividends and/or distributions reinvested:
Initial Class	369,295	237,046
Service Class	7,839,517	5,383,997
	8,208,812	5,621,043
Cost of shares redeemed:
Initial Class	(1,538,430)	(1,514,800)
Service Class	(64,667,892)	(63,055,106)
	(66,206,322)	(64,569,906)
Net increase (decrease) in net assets resulting from capital share transactions	(54,404,379)	(56,394,467)
Net increase (decrease) in net assets	(54,197,811)	(26,850,591)
Net assets:
Beginning of year	410,614,475	437,465,066
End of year	$356,416,664	$410,614,475
Capital share transactions - shares:
Shares issued:
Initial Class	126,805	75,522
Service Class	259,734	214,283
	386,539	289,805
Shares reinvested:
Initial Class	38,468	27,215
Service Class	825,212	624,594
	863,680	651,809
Shares redeemed:
Initial Class	(164,352)	(172,636)
Service Class	(6,977,987)	(7,275,558)
	(7,142,339)	(7,448,194)
Net increase (decrease) in shares outstanding:
Initial Class	921	(69,899)
Service Class	(5,893,041)	(6,436,681)
	(5,892,120)	(6,506,580)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.16	$8.53	$12.01	$11.16	$9.98
Investment operations:
Net investment income (loss)(A)	0.29	0.25	0.15	0.47	0.16
Net realized and unrealized gain (loss)	(0.09)	0.52	(2.23)	0.56	1.29
Total investment operations	0.20	0.77	(2.08)	1.03	1.45
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.14)	(0.53)	(0.18)	(0.27)
Net realized gains	—	—	(0.87)	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.23)	(0.14)	(1.40)	(0.18)	(0.27)
Net asset value, end of year	$9.13	$9.16	$8.53	$12.01	$11.16
Total return	2.03%	9.16%	(17.28)%	9.25%	14.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,833	$14,859	$14,445	$18,219	$16,919
Expenses to average net assets(C)	0.18%	0.18%	0.16%	0.16%	0.16%
Net investment income (loss) to average net assets	3.08%	2.79%	1.58%	3.99%	1.69%
Portfolio turnover rate	25%	35%	11%	19%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.05	$8.43	$11.88	$11.05	$9.88
Investment operations:
Net investment income (loss)(A)	0.25	0.21	0.13	0.42	0.13
Net realized and unrealized gain (loss)	(0.07)	0.53	(2.21)	0.56	1.28
Total investment operations	0.18	0.74	(2.08)	0.98	1.41
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.12)	(0.50)	(0.15)	(0.24)
Net realized gains	—	—	(0.87)	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.20)	(0.12)	(1.37)	(0.15)	(0.24)
Net asset value, end of year	$9.03	$9.05	$8.43	$11.88	$11.05
Total return	1.89%	8.70%	(17.42)%	9.01%	14.54%
Ratio and supplemental data:
Net assets end of year (000’s)	$341,584	$395,755	$423,020	$590,096	$624,241
Expenses to average net assets(C)	0.43%	0.43%	0.41%	0.41%	0.41%
Net investment income (loss) to average net assets	2.73%	2.46%	1.29%	3.60%	1.42%
Portfolio turnover rate	25%	35%	11%	19%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$193,658	$771,814	$778,013	$—	$—	$1,743,485
Total	$193,658	$771,814	$778,013	$—	$—	$1,743,485
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(680,850)	$(834,560)	$(1,989,584)	$—	$—	$(3,504,994)
Total	$(680,850)	$(834,560)	$(1,989,584)	$—	$—	$(3,504,994)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,789,932)	$(2,719,263)	$1,478,031	$—	$—	$(4,031,164)
Total	$(2,789,932)	$(2,719,263)	$1,478,031	$—	$—	$(4,031,164)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(618,847)	$(1,045,409)	$(3,740,743)	$—	$—	$(5,404,999)
Total	$(618,847)	$(1,045,409)	$(3,740,743)	$—	$—	$(5,404,999)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$189,365,101
Average notional value of contracts — short	(93,376,522)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.21%	May 1, 2025
Service Class	0.46	May 1, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$78,459,234	$16,062,800	$153,736,389	$7,412,545
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and futures straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$358,944,434	$11,368,224	$(13,979,301)	$(2,611,077)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$1,732,496	$—
During the year ended December 31, 2024, the capital loss carryforwards utilized are $17,438,104.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$8,208,812	$—	$—	$—	$5,621,043	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$10,992,334	$—	$—	$(1,732,496)	$—	$(636)	$(2,618,218)
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica JPMorgan International Moderate Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 3,786,902	$427,752
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan International Moderate Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica JPMorgan Tactical Allocation VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 25.0%
Australia - 0.3%
Atlassian Corp., Class A (A)	2,079	$ 505,987
BHP Group Ltd.	25,623	627,238
Goodman Group, REIT	12,398	273,492
Medibank Pvt Ltd.	91,496	214,633
QBE Insurance Group Ltd.	20,538	244,071
Rio Tinto Ltd.	3,267	237,517
Telstra Group Ltd.	114,428	284,009
		2,386,947
Austria - 0.1%
Erste Group Bank AG	9,891	612,214
Belgium - 0.1%
KBC Group NV	8,704	672,055
Bermuda - 0.0% (B)
Arch Capital Group Ltd.	2,145	198,091
Canada - 0.0% (B)
Shopify, Inc., Class A (A)	2,081	221,273
Denmark - 0.2%
Carlsberg AS, Class B	4,188	402,227
Novo Nordisk AS, Class B	20,233	1,745,740
		2,147,967
Finland - 0.1%
Nordea Bank Abp	59,343	647,477
France - 1.3%
Air Liquide SA	4,938	802,650
Airbus SE	7,168	1,149,237
Capgemini SE	2,009	329,114
Cie Generale des Etablissements Michelin SCA	13,203	434,907
Dassault Systemes SE	5,083	176,385
Legrand SA	7,472	727,857
LVMH Moet Hennessy Louis Vuitton SE	4,800	3,159,756
Pernod Ricard SA	4,873	550,199
Safran SA	7,580	1,665,354
Sanofi SA	11,570	1,123,453
Schneider Electric SE	807	201,376
TotalEnergies SE	9,411	520,271
Vinci SA	7,417	766,292
		11,606,851
Germany - 0.7%
Allianz SE	2,021	621,180
Deutsche Boerse AG	6,861	1,580,474
Deutsche Telekom AG	44,371	1,329,491
E.ON SE	20,866	243,048
Muenchener Rueckversicherungs- Gesellschaft AG	3,517	1,774,546
SAP SE	4,518	1,111,311
		6,660,050
Hong Kong - 0.2%
AIA Group Ltd.	153,400	1,111,988
	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hong Kong Exchanges & Clearing Ltd.	20,800	$ 789,509
Techtronic Industries Co. Ltd.	23,000	303,541
		2,205,038
Ireland - 0.2%
Accenture PLC, Class A	1,919	675,085
Smurfit WestRock PLC	8,368	450,701
Trane Technologies PLC	1,343	496,037
		1,621,823
Italy - 0.1%
UniCredit SpA	23,061	923,555
Japan - 1.3%
Disco Corp.	2,300	610,138
Hitachi Ltd.	32,900	805,723
Hoya Corp.	5,300	657,763
ITOCHU Corp.	20,900	1,027,745
Japan Exchange Group, Inc. (C)	38,400	426,064
Keyence Corp.	1,800	731,649
Mitsubishi UFJ Financial Group, Inc.	74,000	863,928
Mitsui Fudosan Co. Ltd.	58,900	471,042
Nippon Telegraph & Telephone Corp.	322,300	321,934
Recruit Holdings Co. Ltd.	8,600	597,768
Shimano, Inc.	2,300	309,390
Shin-Etsu Chemical Co. Ltd.	50,400	1,660,031
Sony Group Corp.	72,500	1,527,976
Suzuki Motor Corp.	37,900	424,645
Terumo Corp.	41,400	799,257
Tokio Marine Holdings, Inc.	28,100	1,008,456
		12,243,509
Netherlands - 0.5%
ASML Holding NV	4,128	2,898,689
Heineken NV (C)	7,623	542,475
Koninklijke Ahold Delhaize NV	16,874	550,411
Koninklijke KPN NV	275,506	1,003,121
		4,994,696
Republic of Korea - 0.1%
Samsung Electronics Co. Ltd., GDR (D)	344	313,040
SK Hynix, Inc.	2,829	324,176
		637,216
Singapore - 0.2%
DBS Group Holdings Ltd.	63,080	2,019,447
Spain - 0.2%
Banco Santander SA	117,686	544,245
Iberdrola SA	56,643	780,359
Industria de Diseno Textil SA	14,128	726,456
		2,051,060
Sweden - 0.2%
Atlas Copco AB, A Shares	34,678	529,243
Volvo AB, B Shares	38,207	928,513
		1,457,756
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Switzerland - 0.4%
Chubb Ltd.	1,462	$ 403,951
Cie Financiere Richemont SA, Class A	3,773	570,757
Garmin Ltd.	1,957	403,651
Lonza Group AG	1,057	623,882
Nestle SA	17,892	1,467,916
UBS Group AG	10,374	317,618
		3,787,775
Taiwan - 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	29,000	950,907
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,913	1,957,718
		2,908,625
United Kingdom - 1.2%
3i Group PLC	27,579	1,230,512
AstraZeneca PLC	8,841	1,158,603
Compass Group PLC	15,861	528,577
Diageo PLC	39,606	1,258,162
InterContinental Hotels Group PLC	6,330	788,807
London Stock Exchange Group PLC	5,624	794,541
NatWest Group PLC	122,814	618,232
Next PLC	5,266	626,156
RELX PLC	35,075	1,590,122
Rio Tinto PLC	7,611	450,017
Sage Group PLC	9,277	147,845
Shell PLC	37,465	1,161,304
SSE PLC	39,334	789,845
TechnipFMC PLC	15,408	445,908
		11,588,631
United States - 17.3%
3M Co.	2,591	334,472
Abbott Laboratories	9,638	1,090,154
AbbVie, Inc.	11,410	2,027,557
Air Lease Corp.	3,525	169,940
Align Technology, Inc. (A)	762	158,885
Alnylam Pharmaceuticals, Inc. (A)	1,343	316,021
Alphabet, Inc., Class C	12,178	2,319,178
Amazon.com, Inc. (A)	38,650	8,479,423
American Express Co.	2,073	615,246
American Homes 4 Rent, Class A, REIT	10,204	381,834
AMETEK, Inc.	2,641	476,067
Analog Devices, Inc.	4,138	879,159
Aon PLC, Class A	2,237	803,441
Apple Hospitality, Inc., REIT	13,687	210,095
Apple, Inc.	24,280	6,080,198
AppLovin Corp., Class A (A)	313	101,359
Arista Networks, Inc. (A)	3,884	429,299
AutoZone, Inc. (A)	128	409,856
Axalta Coating Systems Ltd. (A)	13,057	446,811
Baker Hughes Co.	18,361	753,168
Bank of America Corp.	55,496	2,439,049
Bath & Body Works, Inc.	9,414	364,981
Berkshire Hathaway, Inc., Class B (A)	3,301	1,496,277
Best Buy Co., Inc.	2,880	247,104
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Blackstone, Inc.	4,457	$ 768,476
Block, Inc. (A)	2,477	210,520
Booking Holdings, Inc.	212	1,053,305
Booz Allen Hamilton Holding Corp.	2,555	328,828
Bristol-Myers Squibb Co.	32,865	1,858,844
Broadcom, Inc.	16,169	3,748,621
Capital One Financial Corp.	6,796	1,211,863
Carlisle Cos., Inc.	1,220	449,985
CBRE Group, Inc., Class A (A)	1,950	256,015
Cencora, Inc.	2,918	655,616
Charles Schwab Corp.	15,602	1,154,704
Chevron Corp.	6,520	944,357
Cigna Group	1,374	379,416
Cisco Systems, Inc.	4,331	256,395
CME Group, Inc.	2,210	513,228
CMS Energy Corp.	2,130	141,965
Coca-Cola Co.	11,428	711,507
Cognizant Technology Solutions Corp., Class A	4,542	349,280
Columbia Banking System, Inc.	4,133	111,632
Columbia Sportswear Co. (C)	2,242	188,171
ConocoPhillips	16,349	1,621,330
Constellation Brands, Inc., Class A	1,391	307,411
Cooper Cos., Inc. (A)	3,653	335,820
Copart, Inc. (A)	8,827	506,582
Corpay, Inc. (A)	1,018	344,512
Coterra Energy, Inc.	8,665	221,304
Crowdstrike Holdings, Inc., Class A (A)	1,025	350,714
CVS Health Corp.	5,538	248,601
Dick's Sporting Goods, Inc.	1,114	254,928
Digital Realty Trust, Inc., REIT	1,963	348,099
Discover Financial Services	485	84,017
Dominion Energy, Inc.	6,357	342,388
DoorDash, Inc., Class A (A)	3,446	578,066
Dover Corp.	2,914	546,666
Eagle Materials, Inc.	861	212,460
EastGroup Properties, Inc., REIT	976	156,638
Eaton Corp. PLC	712	236,291
Edison International	2,762	220,518
elf Beauty, Inc. (A)	2,229	279,851
Eli Lilly & Co.	1,783	1,376,476
Entegris, Inc.	3,374	334,228
Entergy Corp.	2,234	169,382
EOG Resources, Inc.	8,203	1,005,524
EQT Corp.	4,337	199,979
Exact Sciences Corp. (A)	1,275	71,642
Expedia Group, Inc. (A)	2,020	376,387
Exxon Mobil Corp.	14,407	1,549,761
Federal Realty Investment Trust, REIT	3,294	368,763
FedEx Corp.	2,187	615,269
Fidelity National Information Services, Inc.	13,448	1,086,195
Fifth Third Bancorp	5,559	235,035
First Citizens BancShares, Inc., Class A	390	824,078
Fiserv, Inc. (A)	1,185	243,423
Flutter Entertainment PLC (A)	848	219,166
Fortune Brands Innovations, Inc.	4,576	312,678
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
GE Vernova, Inc.	768	$ 252,618
General Dynamics Corp.	1,703	448,723
Gentex Corp.	3,924	112,737
Goldman Sachs Group, Inc.	970	555,441
Graphic Packaging Holding Co.	14,195	385,536
HCA Healthcare, Inc.	2,053	616,208
Henry Schein, Inc. (A)	8,277	572,768
Hewlett Packard Enterprise Co.	21,293	454,606
Hilton Worldwide Holdings, Inc.	1,274	314,882
Home Depot, Inc.	967	376,153
Honeywell International, Inc.	5,301	1,197,443
Host Hotels & Resorts, Inc., REIT	12,995	227,672
Hubbell, Inc.	489	204,837
HubSpot, Inc. (A)	781	544,177
Humana, Inc.	260	65,965
IAC, Inc. (A)	5,444	234,854
Ingersoll Rand, Inc.	4,090	369,981
Interactive Brokers Group, Inc., Class A	3,470	613,045
International Business Machines Corp.	560	123,105
International Paper Co.	5,911	318,130
Intra-Cellular Therapies, Inc. (A)	3,010	251,395
Intuit, Inc.	1,144	719,004
Intuitive Surgical, Inc. (A)	1,729	902,469
IQVIA Holdings, Inc. (A)	863	169,588
ITT, Inc.	3,387	483,935
JB Hunt Transport Services, Inc.	2,289	390,641
Johnson & Johnson	11,035	1,595,882
Keurig Dr. Pepper, Inc.	15,332	492,464
Kimco Realty Corp., REIT	9,027	211,503
Kinder Morgan, Inc.	16,369	448,511
KKR & Co., Inc.	3,946	583,653
Labcorp Holdings, Inc.	2,224	510,008
Lamar Advertising Co., Class A, REIT	3,380	411,481
Loews Corp.	9,817	831,402
Lowe's Cos., Inc.	2,081	513,591
M&T Bank Corp.	5,765	1,083,878
Martin Marietta Materials, Inc.	786	405,969
Marvell Technology, Inc.	3,657	403,916
Mastercard, Inc., Class A	6,247	3,289,483
McDonald's Corp.	5,810	1,684,261
McKesson Corp.	807	459,917
Medtronic PLC	2,843	227,099
Merck & Co., Inc.	4,177	415,528
Meta Platforms, Inc., Class A	10,127	5,929,460
Mettler-Toledo International, Inc. (A)	152	185,999
MGIC Investment Corp.	17,390	412,317
Microchip Technology, Inc.	8,588	492,522
Micron Technology, Inc.	2,171	182,711
Microsoft Corp.	22,035	9,287,752
Mid-America Apartment Communities, Inc., REIT	3,486	538,831
Middleby Corp. (A)	609	82,489
Mohawk Industries, Inc. (A)	3,021	359,892
MongoDB, Inc. (A)	717	166,925
Moody's Corp.	1,222	578,458
Morgan Stanley	3,984	500,868
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Murphy USA, Inc.	443	$ 222,275
Natera, Inc. (A)	3,584	567,347
Netflix, Inc. (A)	999	890,429
Nexstar Media Group, Inc.	1,102	174,083
NextEra Energy, Inc.	16,612	1,190,914
NiSource, Inc.	8,884	326,576
Northern Trust Corp.	6,371	653,027
Northrop Grumman Corp.	299	140,318
NVIDIA Corp.	66,554	8,937,537
ON Semiconductor Corp. (A)	4,924	310,458
Oracle Corp.	4,118	686,224
Oscar Health, Inc., Class A (A)	9,745	130,973
Otis Worldwide Corp.	18,004	1,667,350
Packaging Corp. of America	1,444	325,088
Palo Alto Networks, Inc. (A)	3,980	724,201
Paylocity Holding Corp. (A)	1,049	209,244
PepsiCo, Inc.	4,234	643,822
PG&E Corp.	23,385	471,909
Philip Morris International, Inc.	4,448	535,317
Phillips 66	1,021	116,323
PNC Financial Services Group, Inc.	3,007	579,900
Pool Corp.	638	217,520
Post Holdings, Inc. (A)	3,404	389,622
PPG Industries, Inc.	3,854	460,360
Procter & Gamble Co.	3,678	616,617
Progressive Corp.	3,154	755,730
Prologis, Inc., REIT	3,025	319,742
Public Service Enterprise Group, Inc.	2,209	186,638
Public Storage, REIT	1,302	389,871
Quanta Services, Inc.	2,213	699,419
Raymond James Financial, Inc.	1,739	270,119
Rayonier, Inc., REIT	6,163	160,854
Regency Centers Corp., REIT	6,836	505,385
Regeneron Pharmaceuticals, Inc. (A)	2,096	1,493,044
Regions Financial Corp.	24,485	575,887
Robinhood Markets, Inc., Class A (A)	3,048	113,568
Ross Stores, Inc.	9,835	1,487,740
RTX Corp.	4,364	505,002
Saia, Inc. (A)	598	272,527
Salesforce, Inc.	1,170	391,166
SBA Communications Corp., REIT	984	200,539
Silgan Holdings, Inc.	5,307	276,229
Sirius XM Holdings, Inc. (C)	8,259	188,305
Snowflake, Inc., Class A (A)	1,314	202,895
Southern Co.	16,242	1,337,041
Southwest Airlines Co.	7,287	244,989
Starbucks Corp.	2,748	250,755
State Street Corp.	7,176	704,324
Synopsys, Inc. (A)	771	374,213
Take-Two Interactive Software, Inc. (A)	2,299	423,200
TD SYNNEX Corp.	5,096	597,659
Teradyne, Inc.	2,951	371,590
Tesla, Inc. (A)	5,755	2,324,099
Texas Instruments, Inc.	3,084	578,281
Texas Roadhouse, Inc.	755	136,225
Thermo Fisher Scientific, Inc.	2,074	1,078,957
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Timken Co.	2,887	$ 206,045
TJX Cos., Inc.	5,867	708,792
T-Mobile U.S., Inc.	933	205,941
Trade Desk, Inc., Class A (A)	5,146	604,809
Travelers Cos., Inc.	3,580	862,386
U.S. Bancorp	13,679	654,267
Uber Technologies, Inc. (A)	6,472	390,391
Ulta Beauty, Inc. (A)	363	157,880
Union Pacific Corp.	1,925	438,977
United Parcel Service, Inc., Class B	3,257	410,708
UnitedHealth Group, Inc.	3,831	1,937,950
Verizon Communications, Inc.	7,193	287,648
Vertex Pharmaceuticals, Inc. (A)	456	183,631
Vertiv Holdings Co., Class A	3,434	390,137
W.R. Berkley Corp.	4,953	289,850
Walt Disney Co.	11,837	1,318,050
Wells Fargo & Co.	42,568	2,989,976
Welltower, Inc., REIT	3,255	410,228
Western Digital Corp. (A)	11,960	713,175
Weyerhaeuser Co., REIT	9,698	272,999
Williams Cos., Inc.	10,590	573,131
WillScot Holdings Corp. (A)	12,226	408,960
Xcel Energy, Inc.	4,407	297,561
Yum! Brands, Inc.	10,028	1,345,356
		160,361,442
Total Common Stocks (Cost $199,584,156)		231,953,498

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 24.7%
U.S. Treasury - 24.7%
U.S. Treasury Bonds
1.13%, 05/15/2040	$ 300	181
1.88%, 02/15/2051 - 11/15/2051	1,790,100	996,302
2.00%, 08/15/2051	25,000	14,312
2.25%, 02/15/2052	1,686,600	1,024,346
2.38%, 05/15/2051	2,253,600	1,419,592
2.88%, 05/15/2043 - 05/15/2052	1,930,000	1,415,563
3.00%, 08/15/2048 - 08/15/2052	983,900	709,932
3.13%, 02/15/2043	2,500,000	1,977,051
3.63%, 08/15/2043 - 05/15/2053	1,050,200	889,223
3.75%, 08/15/2041	2,100,000	1,849,313
3.88%, 08/15/2040 - 05/15/2043	2,935,000	2,610,061
4.00%, 11/15/2052	862,300	752,390
4.13%, 08/15/2044	11,405,000	10,332,217
4.25%, 02/15/2054 - 08/15/2054	12,314,000	11,260,451
4.38%, 05/15/2040	250,000	239,385
4.50%, 02/15/2044 - 11/15/2054	4,350,000	4,155,826
4.63%, 02/15/2040 - 05/15/2044	1,120,000	1,090,953
4.63%, 11/15/2044 (C)	6,085,000	5,906,253
U.S. Treasury Bonds, Principal Only STRIPS
Zero Coupon, 08/15/2026 - 11/15/2040	3,952,000	2,414,512
U.S. Treasury Notes
0.38%, 01/31/2026	130,000	124,734
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes (continued)
0.75%, 04/30/2026	$ 330,000	$ 315,189
1.13%, 10/31/2026 (E)	19,910,000	18,820,394
1.25%, 04/30/2028 - 06/30/2028	3,835,000	3,457,554
1.38%, 10/31/2028	27,415,000	24,551,418
1.63%, 02/15/2026 - 08/15/2029	949,400	903,460
1.75%, 12/31/2026	130,000	123,861
2.00%, 11/15/2026	245,000	235,123
2.25%, 11/15/2025 - 02/15/2027	237,000	228,631
2.50%, 02/28/2026 - 03/31/2027	2,441,000	2,352,856
2.63%, 05/31/2027	26,082,000	25,105,963
2.88%, 05/15/2028	355,000	339,053
3.88%, 08/15/2034	1,000,000	945,781
4.13%, 01/31/2025 (E)	8,765,700	8,763,644
4.13%, 10/31/2026 - 11/30/2031	85,385,000	84,402,151
4.25%, 01/31/2026 (E)	1,360,000	1,360,000
4.25%, 11/30/2026 - 11/15/2034	7,495,000	7,437,854
		228,525,529
U.S. Treasury Inflation-Protected Securities - 0.0% (B)
U.S. Treasury Inflation-Protected Indexed Bonds
2.50%, 01/15/2029	73,510	74,795
		74,795
Total U.S. Government Obligations (Cost $240,590,379)		228,600,324
U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.6%
COOF Securitization Trust Ltd., Interest Only STRIPS
3.13% (F), 06/25/2040 (G)	35,835	2,426
Federal Farm Credit Banks Funding Corp.
1.65%, 07/23/2035	5,000,000	3,636,160
2.10%, 02/25/2036	1,525,000	1,133,255
2.35%, 03/10/2036	2,660,000	2,046,019
2.50%, 04/14/2036	4,647,000	3,627,159
2.75%, 02/02/2037	3,831,000	3,029,300
Federal Home Loan Banks
1.93%, 02/11/2036	3,000,000	2,195,206
2.09%, 02/22/2036	4,510,000	3,382,049
Federal Home Loan Mortgage Corp.
2.50%, 07/01/2050 - 04/01/2052	19,348,977	15,919,119
3.00%, 06/01/2052	1,495,862	1,280,121
3.50%, 01/01/2032 - 04/01/2052	4,346,886	3,930,256
4.00%, 08/01/2047	2,961,712	2,745,492
4.50%, 09/01/2052	7,821,871	7,369,294
5.00%, 07/01/2052 - 12/01/2053	16,610,271	16,051,771
5.50%, 07/01/2053 - 11/01/2054	8,161,674	8,068,759
6.00%, 06/01/2053 - 07/01/2054	14,135,623	14,359,845
6.50%, 09/01/2037 - 11/01/2037	2,914	2,950
1-Year CMT + 2.25%, 6.93% (F), 02/01/2036	7,433	7,660
1-Year RFUCC Treasury + 1.85%, 7.10% (F), 07/01/2040	12,957	13,325
1-Year CMT + 2.43%, 7.38% (F), 12/01/2031	5,731	5,850
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMICS
2.50%, 12/25/2047	$ 3,081,625	$ 2,684,940
(4.44) * 1-Month SOFR Average + 23.93%, 3.50% (F), 06/15/2035	26,364	25,523
5.00%, 06/15/2025	220	219
(3.62) * 1-Month SOFR Average + 26.80%, 5.50% (F), 05/15/2041	36,004	35,013
5.64% (F), 10/15/2038	8,202	8,349
1-Month SOFR Average + 1.20%, 5.77% (F), 11/25/2054	2,098,481	2,090,791
1-Month SOFR Average + 1.35%, 5.92% (F), 11/25/2054	2,079,108	2,072,953
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS
(1.00) * 1-Month SOFR Average + 6.26%, 1.66% (F), 10/15/2037	109,103	10,441
Federal Home Loan Mortgage Corp. REMICS, Principal Only STRIPS
09/15/2032 - 01/15/2040	71,677	59,392
Federal National Mortgage Association
2.50%, 08/01/2050 - 05/01/2052	16,855,873	13,896,179
3.00%, 04/01/2051 - 07/01/2060	41,830,839	35,729,655
3.50%, 08/01/2032 - 10/01/2050	5,248,188	4,716,513
4.00%, 11/01/2050	376,083	349,114
4.50%, 09/01/2040	67,501	65,420
5.00%, 07/01/2052 - 11/01/2052	10,548,220	10,206,359
5.50%, 07/01/2025 - 01/01/2059	9,138,481	9,097,896
6.00%, 07/01/2027 - 01/01/2053	6,645,731	6,699,475
6.50%, 11/01/2053	2,967,412	3,053,612
7.00%, 11/01/2037	8,855	9,007
Federal National Mortgage Association REMICS
2.50%, 09/25/2048	4,038,763	3,480,359
5.00%, 10/25/2025 - 01/25/2046	1,246,792	1,249,047
5.50%, 11/25/2033	472,430	476,664
1-Month SOFR Average + 1.17%, 5.74% (F), 09/25/2054	2,070,183	2,063,050
Federal National Mortgage Association REMICS, Interest Only STRIPS
(1.00) * 1-Month SOFR Average + 6.42%, 1.85% (F), 01/25/2041	102,503	13,509
(1.00) * 1-Month SOFR Average + 6.49%, 1.92% (F), 08/25/2035 - 06/25/2036	87,747	8,483
(1.00) * 1-Month SOFR Average + 6.59%, 2.02% (F), 03/25/2036	98,937	8,606
Federal National Mortgage Association REMICS, Principal Only STRIPS
12/25/2034 - 12/25/2043	395,093	289,491
Federal National Mortgage Association, Principal Only STRIPS
08/25/2032	6,110	5,484
Federal National Mortgage Association-ACES
1.59%, 11/25/2028	259,442	234,707
Federal National Mortgage Association- ACES, Interest Only STRIPS
1.91% (F), 11/25/2033	2,897,198	199,078
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association- ACES, Interest Only STRIPS (continued)
1.95% (F), 07/25/2030	$ 2,418,798	$ 149,212
1.98% (F), 11/25/2028	1,770,936	89,026
Government National Mortgage Association
2.00%, 04/20/2052	6,525,049	5,221,555
4.50%, 08/20/2052	9,013,441	8,541,156
5.00%, 08/20/2052 - 09/20/2052	3,177,723	3,094,275
5.50%, 11/20/2052 - 09/20/2054	9,872,895	9,819,519
6.50%, 05/20/2054	1,177,617	1,198,307
Government National Mortgage Association REMICS
1.65%, 01/20/2063 - 04/20/2063	6,106	5,719
4.00% (F), 11/16/2042	59,711	56,302
5.00%, 04/20/2041	296,649	285,600
5.13% (F), 07/20/2060	376	296
1-Month Term SOFR + 0.56%, 5.22% (F), 03/20/2060 - 05/20/2062	3,566	3,532
1-Month Term SOFR + 0.66%, 5.32% (F), 04/20/2062 - 07/20/2062	323	323
1-Month Term SOFR + 0.76%, 5.42% (F), 05/20/2061	1,025	1,024
1-Month Term SOFR + 1.11%, 5.77% (F), 12/20/2066	167,484	167,856
(3.50) * 1-Month Term SOFR + 22.87%, 7.58% (F), 04/20/2037	13,740	15,167
Government National Mortgage Association REMICS, Interest Only STRIPS
1.54% (F), 06/20/2067	1,248,928	36,219
(1.00) * 1-Month Term SOFR + 6.49%, 2.12% (F), 05/20/2041	28,535	1,752
7.50%, 04/20/2031	313	22
Government National Mortgage Association REMICS, Principal Only STRIPS
01/20/2038	4,587	4,382
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
1.15% (F), 08/25/2038 (G)	123,099	1,993
1.77% (F), 03/25/2039 (G)	118,544	3,274
2.89% (F), 04/25/2040 (G)	39,521	1,714
Resolution Funding Corp., Principal Only STRIPS
04/15/2030	400,000	313,111
Tennessee Valley Authority
4.25%, 09/15/2065 (C)	264,000	215,473
4.63%, 09/15/2060	155,000	139,275
5.88%, 04/01/2036	874,000	946,747
Tennessee Valley Authority, Interest Only STRIPS
0.00%, 07/15/2028	1,000,000	852,954
Total U.S. Government Agency Obligations (Cost $226,283,422)		218,811,130
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES - 21.9%
Australia - 0.1%
National Australia Bank Ltd.
2.33%, 08/21/2030 (G)	$ 415,000	$ 353,147
Santos Finance Ltd.
3.65%, 04/29/2031 (G)	319,000	280,943
6.88%, 09/19/2033 (G)	61,000	64,766
		698,856
Belgium - 0.0% (B)
KBC Group NV
Fixed until 10/16/2029, 4.93% (F), 10/16/2030 (G)	200,000	196,829
Canada - 0.4%
Air Canada Pass-Through Trust
3.75%, 06/15/2029 (G)	575,365	551,592
Canadian Natural Resources Ltd.
5.00%, 12/15/2029 (G)	400,000	395,866
Canadian Pacific Railway Co.
2.05%, 03/05/2030	403,000	350,140
3.10%, 12/02/2051	281,000	182,998
4.70%, 05/01/2048	261,000	226,903
Enbridge, Inc.
5.30%, 04/05/2029	310,000	313,202
Fixed until 10/15/2028, 8.25% (F), 01/15/2084	414,000	432,887
Federation des Caisses Desjardins du Quebec
5.70%, 03/14/2028 (G)	330,000	336,414
Fortis, Inc.
3.06%, 10/04/2026	654,000	633,386
Manulife Financial Corp.
Fixed until 02/24/2027, 4.06% (F), 02/24/2032	169,000	164,836
Rogers Communications, Inc.
3.80%, 03/15/2032	326,000	293,138
TransCanada PipeLines Ltd.
6.10%, 06/01/2040	78,000	79,318
Transcanada Trust
Fixed until 08/15/2026, 5.88% (F), 08/15/2076	208,000	205,228
		4,165,908
Cayman Islands - 0.3%
Avolon Holdings Funding Ltd.
2.75%, 02/21/2028 (G)	778,000	721,114
3.25%, 02/15/2027 (G)	79,000	75,900
4.95%, 01/15/2028 (G)	210,000	208,110
5.15%, 01/15/2030 (G)	800,000	784,363
5.75%, 11/15/2029 (G)	195,000	197,357
6.38%, 05/04/2028 (G)	348,000	357,713
Vale Overseas Ltd.
6.13%, 06/12/2033 (C)	127,000	128,599
6.40%, 06/28/2054	158,000	155,354
		2,628,510
Chile - 0.1%
Corp. Nacional del Cobre de Chile
6.44%, 01/26/2036 (G)	627,000	638,821
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Denmark - 0.1%
Danske Bank AS
Fixed until 04/01/2027, 4.30% (F), 04/01/2028 (G)	$ 225,000	$ 221,739
Fixed until 10/02/2029, 4.61% (F), 10/02/2030 (G)	450,000	436,558
Fixed until 03/01/2029, 5.71% (F), 03/01/2030 (G)	200,000	202,758
		861,055
Finland - 0.0% (B)
Nordea Bank Abp
Fixed until 09/13/2028, 4.63% (F), 09/13/2033 (C)(G)	270,000	259,894
France - 0.6%
BNP Paribas SA
Fixed until 06/12/2028, 5.34% (F), 06/12/2029 (G)	820,000	823,084
Fixed until 09/10/2034 (H), 7.38% (F)(G)	200,000	198,556
BPCE SA
Fixed until 10/19/2031, 3.12% (F), 10/19/2032 (G)	250,000	206,954
Fixed until 01/18/2029, 5.72% (F), 01/18/2030 (G)	1,225,000	1,231,014
Credit Agricole SA
Fixed until 09/23/2034 (H), 6.70% (F)(G)	400,000	382,516
Engie SA
5.25%, 04/10/2029 (G)	240,000	240,675
5.63%, 04/10/2034 (G)	205,000	205,066
Societe Generale SA
Fixed until 06/09/2026, 1.79% (F), 06/09/2027 (G)	700,000	666,148
Fixed until 11/21/2029 (H), 8.13% (F)(G)	450,000	441,216
TotalEnergies Capital International SA
2.99%, 06/29/2041	493,000	354,298
TotalEnergies Capital SA
5.28%, 09/10/2054	42,000	38,893
5.49%, 04/05/2054	194,000	186,256
5.64%, 04/05/2064	174,000	166,707
		5,141,383
Germany - 0.1%
Deutsche Bank AG
Fixed until 11/16/2026, 2.31% (F), 11/16/2027	460,000	437,189
Fixed until 09/11/2034, 5.40% (F), 09/11/2035	195,000	184,987
Fixed until 07/13/2026, 7.15% (F), 07/13/2027	460,000	474,024
		1,096,200
Ireland - 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.00%, 10/29/2028	847,000	784,097
4.63%, 09/10/2029	150,000	146,725
6.10%, 01/15/2027	255,000	260,812
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Ireland (continued)
AIB Group PLC
Fixed until 03/28/2034, 5.87% (F), 03/28/2035 (G)	$ 200,000	$ 200,066
Bank of Ireland Group PLC
Fixed until 03/20/2029, 5.60% (F), 03/20/2030 (G)	435,000	439,130
SMBC Aviation Capital Finance DAC
5.55%, 04/03/2034 (G)	310,000	308,900
		2,139,730
Italy - 0.3%
Eni SpA
5.70%, 10/01/2040 (G)	405,000	380,899
5.95%, 05/15/2054 (G)	400,000	384,984
Intesa Sanpaolo SpA
Fixed until 06/01/2041, 4.95% (F), 06/01/2042 (G)	925,000	711,244
6.63%, 06/20/2033 (G)	250,000	261,487
7.20%, 11/28/2033 (G)	375,000	405,662
UniCredit SpA
Fixed until 06/03/2026, 1.98% (F), 06/03/2027 (G)	480,000	459,443
Fixed until 06/03/2031, 3.13% (F), 06/03/2032 (G)	200,000	173,663
		2,777,382
Japan - 0.0% (B)
Takeda Pharmaceutical Co. Ltd.
5.65%, 07/05/2044	200,000	196,631
Jersey, Channel Islands - 0.0% (B)
Galaxy Pipeline Assets Bidco Ltd.
2.94%, 09/30/2040 (G)	269,922	213,165
Luxembourg - 0.1%
JBS USA Holding LUX SARL/JBS USA Food Co./JBS LUX Co. SARL
3.00%, 05/15/2032	120,000	99,875
4.38%, 02/02/2052	39,000	29,392
6.75%, 03/15/2034	145,000	153,483
7.25%, 11/15/2053	429,000	472,678
		755,428
Mexico - 0.1%
Mexico City Airport Trust
5.50%, 07/31/2047 (G)	200,000	160,860
Petroleos Mexicanos
6.50%, 03/13/2027	440,000	425,380
		586,240
Netherlands - 0.2%
ABN AMRO Bank NV
Fixed until 12/03/2027, 4.99% (F), 12/03/2028 (G)	500,000	498,865
Fixed until 09/18/2026, 6.34% (F), 09/18/2027 (G)	400,000	408,855
Braskem Netherlands Finance BV
7.25%, 02/13/2033 (G)	248,000	228,573
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
ENEL Finance International NV
2.13%, 07/12/2028 (G)	$ 200,000	$ 180,985
3.50%, 04/06/2028 (G)	200,000	190,554
5.13%, 06/26/2029 (G)	355,000	354,510
		1,862,342
Norway - 0.1%
Aker BP ASA
3.10%, 07/15/2031 (G)	383,000	330,952
6.00%, 06/13/2033 (G)	380,000	381,760
DNB Bank ASA
Fixed until 11/05/2029, 4.85% (F), 11/05/2030 (G)	500,000	494,395
		1,207,107
Panama - 0.0% (B)
Banco Nacional de Panama
2.50%, 08/11/2030 (G)	300,000	238,240
Saudi Arabia - 0.0% (B)
Saudi Arabian Oil Co.
1.63%, 11/24/2025 (G)	200,000	194,254
Singapore - 0.2%
IBM International Capital Pte. Ltd.
4.75%, 02/05/2031	295,000	292,267
Pepsico Singapore Financing I Pte. Ltd.
4.70%, 02/16/2034	394,000	381,399
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 05/19/2033	399,000	386,452
5.34%, 05/19/2063	460,000	422,944
		1,483,062
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA
5.38%, 03/13/2029	400,000	403,603
Fixed until 03/19/2029 (H), 9.38% (F)	400,000	435,369
Banco Santander SA
Fixed until 09/14/2026, 1.72% (F), 09/14/2027	600,000	567,171
5.44%, 07/15/2031	1,000,000	997,918
Fixed until 05/21/2033 (H), 9.63% (F)	400,000	461,053
Fixed until 11/21/2028 (H), 9.63% (C)(F)	400,000	439,487
CaixaBank SA
Fixed until 06/15/2034, 6.04% (F), 06/15/2035 (G)	200,000	201,682
Fixed until 09/13/2026, 6.68% (F), 09/13/2027 (G)	395,000	405,326
Fixed until 09/13/2033, 6.84% (F), 09/13/2034 (G)	245,000	260,167
		4,171,776
Sweden - 0.1%
Svenska Handelsbanken AB
5.50%, 06/15/2028 (G)	480,000	486,125
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Switzerland - 0.2%
UBS AG
7.50%, 02/15/2028	$ 825,000	$ 883,465
UBS Group AG
Fixed until 09/13/2029, 5.62% (F), 09/13/2030 (G)	530,000	538,368
Fixed until 11/13/2033 (H), 9.25% (F)(G)	200,000	229,207
Fixed until 11/13/2028 (H), 9.25% (F)(G)	200,000	216,214
		1,867,254
United Kingdom - 1.0%
Anglo American Capital PLC
4.00%, 09/11/2027 (G)	250,000	243,225
Barclays PLC
Fixed until 11/24/2031, 2.89% (F), 11/24/2032	480,000	405,421
HSBC Holdings PLC
Fixed until 11/19/2027, 5.13% (F), 11/19/2028	480,000	480,160
Fixed until 11/19/2029, 5.29% (F), 11/19/2030	570,000	566,240
Fixed until 05/17/2027, 5.60% (F), 05/17/2028	410,000	414,445
Fixed until 11/18/2034, 5.87% (F), 11/18/2035	710,000	692,584
Fixed until 11/03/2027, 7.39% (F), 11/03/2028	485,000	514,232
Imperial Brands Finance PLC
5.50%, 02/01/2030 (G)	895,000	904,693
5.88%, 07/01/2034 (G)	997,000	993,840
Nationwide Building Society
5.13%, 07/29/2029 (C)(G)	520,000	520,478
NatWest Group PLC
Fixed until 08/15/2029, 4.96% (F), 08/15/2030	957,000	942,679
Fixed until 11/10/2033 (H), 8.13% (F)	200,000	213,005
NatWest Markets PLC
5.42%, 05/17/2027 (G)	300,000	304,067
Santander U.K. Group Holdings PLC
Fixed until 09/11/2029, 4.86% (F), 09/11/2030	602,000	585,916
Standard Chartered PLC
Fixed until 10/15/2029, 5.01% (F), 10/15/2030 (G)	270,000	265,235
Fixed until 02/08/2029, 7.02% (F), 02/08/2030 (G)	915,000	968,722
Vodafone Group PLC
5.75%, 06/28/2054	116,000	111,989
		9,126,931
United States - 17.3%
AbbVie, Inc.
4.05%, 11/21/2039	490,000	419,101
4.25%, 11/21/2049	402,000	327,332
4.40%, 11/06/2042	167,000	144,772
4.63%, 10/01/2042	442,000	391,558
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AbbVie, Inc. (continued)
4.80%, 03/15/2029	$ 314,000	$ 313,879
5.50%, 03/15/2064	51,000	48,805
Accenture Capital, Inc.
4.25%, 10/04/2031	224,000	215,205
4.50%, 10/04/2034	108,000	102,645
Advanced Micro Devices, Inc.
4.39%, 06/01/2052 (C)	110,000	92,071
AES Corp.
5.45%, 06/01/2028	635,000	638,386
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
4.88%, 02/15/2030 (G)	626,000	599,326
5.88%, 02/15/2028 (G)	79,000	78,674
Alexandria Real Estate Equities, Inc.
3.55%, 03/15/2052	216,000	147,238
Alliant Energy Finance LLC
1.40%, 03/15/2026 (G)	56,000	53,459
5.95%, 03/30/2029 (G)	519,000	531,287
Altria Group, Inc.
2.45%, 02/04/2032	480,000	395,105
3.40%, 02/04/2041	475,000	343,238
Amazon.com, Inc.
2.50%, 06/03/2050	130,000	77,691
2.70%, 06/03/2060	132,000	75,876
3.10%, 05/12/2051	181,000	122,261
3.88%, 08/22/2037	599,000	529,205
American Airlines Pass-Through Trust
3.38%, 11/01/2028	134,845	128,758
3.95%, 01/11/2032	32,800	30,322
4.10%, 07/15/2029	167,841	160,201
American Tower Corp.
5.20%, 02/15/2029	412,000	414,394
5.40%, 01/31/2035	450,000	445,542
Amgen, Inc.
2.45%, 02/21/2030	586,000	518,026
3.15%, 02/21/2040	137,000	102,192
4.20%, 02/22/2052	369,000	285,372
4.88%, 03/01/2053	275,000	236,144
5.75%, 03/02/2063	341,000	328,136
Amphenol Corp.
5.25%, 04/05/2034	56,000	56,213
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	816,000	773,543
Anheuser-Busch InBev Finance, Inc.
4.70%, 02/01/2036	177,000	167,791
Antero Resources Corp.
5.38%, 03/01/2030 (G)	303,000	292,769
Apple, Inc.
2.70%, 08/05/2051	490,000	306,148
2.80%, 02/08/2061	45,000	26,693
AT&T, Inc.
2.55%, 12/01/2033	922,000	743,161
3.50%, 09/15/2053	74,000	49,855
3.55%, 09/15/2055	708,000	477,693
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AT&T, Inc. (continued)
3.65%, 09/15/2059	$ 354,000	$ 235,097
3.80%, 12/01/2057	164,000	113,380
5.40%, 02/15/2034	133,000	133,503
Bank of America Corp.
Fixed until 07/23/2030, 1.90% (F), 07/23/2031	228,000	191,759
Fixed until 10/24/2030, 1.92% (F), 10/24/2031	228,000	190,491
Fixed until 06/19/2040, 2.68% (F), 06/19/2041	58,000	40,329
Fixed until 10/22/2029, 2.88% (F), 10/22/2030	1,159,000	1,046,660
Fixed until 12/20/2027, 3.42% (F), 12/20/2028	1,127,000	1,080,118
Fixed until 01/20/2027, 3.82% (F), 01/20/2028	1,561,000	1,529,392
Fixed until 02/07/2029, 3.97% (F), 02/07/2030	608,000	582,906
Fixed until 04/25/2028, 5.20% (F), 04/25/2029	744,000	747,451
Fixed until 08/15/2034, 5.43% (F), 08/15/2035	357,000	348,424
Fixed until 09/15/2028, 5.82% (F), 09/15/2029	1,339,000	1,372,298
BAT Capital Corp.
4.39%, 08/15/2037	159,000	137,312
4.54%, 08/15/2047	300,000	238,538
5.83%, 02/20/2031	495,000	506,187
7.08%, 08/02/2043	415,000	448,813
Baxter International, Inc.
2.27%, 12/01/2028	216,000	194,674
2.54%, 02/01/2032 (C)	1,338,000	1,116,042
Berkshire Hathaway Energy Co.
4.60%, 05/01/2053	54,000	44,876
Berkshire Hathaway Finance Corp.
3.85%, 03/15/2052	56,000	42,433
Berry Global, Inc.
5.65%, 01/15/2034 (G)	657,000	659,228
5.80%, 06/15/2031 (G)	552,000	561,794
Bimbo Bakeries USA, Inc.
5.38%, 01/09/2036 (G)	710,000	684,915
6.05%, 01/15/2029 (G)	219,000	223,529
Biogen, Inc.
2.25%, 05/01/2030	1,130,000	976,071
Boeing Co.
3.25%, 02/01/2035	350,000	279,240
3.60%, 05/01/2034	419,000	350,760
3.63%, 02/01/2031	188,000	170,669
3.95%, 08/01/2059	250,000	165,874
5.81%, 05/01/2050	327,000	303,539
6.86%, 05/01/2054	280,000	298,177
7.01%, 05/01/2064	136,000	144,567
Bristol-Myers Squibb Co.
2.35%, 11/13/2040	51,000	33,889
3.70%, 03/15/2052	299,000	217,966
3.90%, 03/15/2062	167,000	119,703
5.20%, 02/22/2034	72,000	71,932
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bristol-Myers Squibb Co. (continued)
5.55%, 02/22/2054	$ 410,000	$ 397,854
5.65%, 02/22/2064	268,000	258,531
6.25%, 11/15/2053	407,000	431,441
6.40%, 11/15/2063	129,000	138,431
Broadcom, Inc.
3.14%, 11/15/2035 (G)	720,000	588,116
3.42%, 04/15/2033 (G)	600,000	525,333
3.75%, 02/15/2051 (G)	410,000	305,680
4.55%, 02/15/2032	83,000	80,240
Burlington Northern Santa Fe LLC
3.90%, 08/01/2046	222,000	173,852
4.15%, 04/01/2045	46,000	37,861
4.38%, 09/01/2042	46,000	39,848
5.20%, 04/15/2054	218,000	205,611
5.50%, 03/15/2055	320,000	315,325
Celanese U.S. Holdings LLC
6.60%, 11/15/2028	210,000	215,094
Cencora, Inc.
2.70%, 03/15/2031	1,052,000	912,644
2.80%, 05/15/2030	75,000	67,350
4.85%, 12/15/2029	55,000	54,726
CenterPoint Energy, Inc.
5.40%, 06/01/2029	118,000	119,323
CF Industries, Inc.
4.95%, 06/01/2043	215,000	189,542
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/2029	74,000	65,254
2.80%, 04/01/2031	281,000	237,099
3.50%, 06/01/2041 - 03/01/2042	829,000	567,756
3.70%, 04/01/2051	773,000	483,608
4.80%, 03/01/2050	116,000	87,321
6.38%, 10/23/2035	58,000	57,918
6.55%, 06/01/2034	183,000	187,242
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/2029	219,000	205,547
Cheniere Energy Partners LP
3.25%, 01/31/2032	404,000	350,304
4.50%, 10/01/2029	767,000	742,593
5.75%, 08/15/2034 (G)	316,000	318,113
Cheniere Energy, Inc.
4.63%, 10/15/2028	315,000	308,452
Citigroup, Inc.
Fixed until 05/01/2031, 2.56% (F), 05/01/2032	280,000	237,202
Fixed until 11/05/2029, 2.98% (F), 11/05/2030	549,000	495,315
Fixed until 10/27/2027, 3.52% (F), 10/27/2028	1,302,000	1,252,990
Fixed until 07/24/2027, 3.67% (F), 07/24/2028	727,000	704,191
Fixed until 12/10/2025 (H), 4.00% (F)	443,000	431,080
Fixed until 04/23/2028, 4.08% (F), 04/23/2029	257,000	249,314
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc. (continued)
Fixed until 09/19/2029, 4.54% (F), 09/19/2030	$ 1,387,000	$ 1,347,986
Fixed until 06/11/2034, 5.45% (F), 06/11/2035	270,000	267,834
Fixed until 02/13/2034, 5.83% (F), 02/13/2035	549,000	547,101
Fixed until 05/25/2033, 6.17% (F), 05/25/2034	195,000	198,814
Fixed until 02/15/2030 (H), 6.75% (F)	510,000	506,532
Fixed until 08/15/2029 (H), 7.13% (F)	594,000	606,058
Coca-Cola Co.
5.30%, 05/13/2054	42,000	40,583
Columbia Pipelines Operating Co. LLC
5.93%, 08/15/2030 (G)	129,000	132,831
6.04%, 11/15/2033 (G)	422,000	433,227
Comcast Corp.
2.80%, 01/15/2051	76,000	45,328
2.89%, 11/01/2051	1,134,000	683,351
2.94%, 11/01/2056	961,000	561,364
3.20%, 07/15/2036	414,000	334,469
3.75%, 04/01/2040	178,000	143,300
Commonwealth Edison Co.
4.70%, 01/15/2044	158,000	139,364
ConocoPhillips Co.
4.70%, 01/15/2030	660,000	653,133
5.00%, 01/15/2035	250,000	242,719
5.70%, 09/15/2063	213,000	204,576
Constellation Energy Generation LLC
5.60%, 06/15/2042	129,000	124,546
5.75%, 03/15/2054	68,000	66,197
6.50%, 10/01/2053	347,000	368,993
Consumers Energy Co.
3.95%, 05/15/2043	224,000	183,675
COPT Defense Properties LP
2.00%, 01/15/2029 (C)	147,000	129,379
2.75%, 04/15/2031	316,000	269,717
Coterra Energy, Inc.
5.40%, 02/15/2035	210,000	205,260
5.90%, 02/15/2055	200,000	189,227
Cox Communications, Inc.
4.80%, 02/01/2035 (G)	167,000	152,455
Crown Castle, Inc.
3.65%, 09/01/2027	551,000	534,246
5.00%, 01/11/2028	170,000	169,827
5.60%, 06/01/2029	404,000	411,694
CSX Corp.
2.50%, 05/15/2051	366,000	211,994
CVS Health Corp.
3.25%, 08/15/2029	147,000	133,867
4.78%, 03/25/2038	181,000	156,530
5.88%, 06/01/2053 (C)	370,000	339,446
CVS Pass-Through Trust
6.20%, 10/10/2025 (G)	9,996	10,006
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Danaher Corp.
2.80%, 12/10/2051	$ 149,000	$ 92,042
Diamondback Energy, Inc.
5.75%, 04/18/2054	434,000	408,074
Dominion Energy, Inc.
Fixed until 01/15/2027 (H), 4.35% (F)	357,000	346,476
4.90%, 08/01/2041	299,000	267,854
Fixed until 02/15/2035, 6.63% (F), 05/15/2055	305,000	310,080
Fixed until 11/03/2029, 6.88% (F), 02/01/2055	149,000	154,413
Fixed until 03/03/2034, 7.00% (F), 06/01/2054	203,000	214,365
Dow Chemical Co.
4.38%, 11/15/2042	174,000	142,828
4.80%, 05/15/2049	234,000	197,009
DT Midstream, Inc.
4.13%, 06/15/2029 (G)	191,000	178,373
4.38%, 06/15/2031 (G)	300,000	273,726
DTE Energy Co.
5.85%, 06/01/2034	351,000	360,417
Duke Energy Carolinas LLC
4.00%, 09/30/2042	159,000	129,261
Duke Energy Indiana LLC
2.75%, 04/01/2050	181,000	109,476
5.25%, 03/01/2034	220,000	219,976
5.40%, 04/01/2053	37,000	35,117
Duke Energy Ohio, Inc.
5.25%, 04/01/2033	72,000	71,872
5.55%, 03/15/2054	172,000	166,260
Duke Energy Progress LLC
2.90%, 08/15/2051	230,000	142,409
5.25%, 03/15/2033	171,000	171,398
Duquesne Light Holdings, Inc.
3.62%, 08/01/2027 (G)	336,000	323,685
Eastern Energy Gas Holdings LLC
5.65%, 10/15/2054	320,000	302,277
Edison International
Fixed until 12/15/2026 (H), 5.00% (F)	357,000	347,977
5.25%, 03/15/2032	241,000	238,375
Electronic Arts, Inc.
1.85%, 02/15/2031	426,000	353,826
2.95%, 02/15/2051	131,000	82,219
Elevance Health, Inc.
2.88%, 09/15/2029	160,000	145,600
4.63%, 05/15/2042	123,000	106,329
4.65%, 01/15/2043	86,000	74,729
6.10%, 10/15/2052	133,000	134,626
Emera U.S. Finance LP
2.64%, 06/15/2031	271,000	229,228
4.75%, 06/15/2046	293,000	242,871
Energy Transfer LP
5.60%, 09/01/2034	199,000	198,825
5.75%, 02/15/2033	179,000	181,454
6.00%, 02/01/2029 (G)	1,149,000	1,165,438
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Energy Transfer LP (continued)
6.40%, 12/01/2030	$ 325,000	$ 343,425
6.55%, 12/01/2033	76,000	80,909
Fixed until 05/15/2025 (H), 6.75% (F)	216,000	213,924
Fixed until 05/15/2030 (H), 7.13% (F)	141,000	141,495
7.38%, 02/01/2031 (G)	189,000	197,640
EnLink Midstream LLC
5.38%, 06/01/2029	96,000	96,001
5.63%, 01/15/2028 (G)	212,000	214,121
5.65%, 09/01/2034	210,000	209,299
6.50%, 09/01/2030 (G)	32,000	33,512
EnLink Midstream Partners LP
5.05%, 04/01/2045	141,000	121,168
5.60%, 04/01/2044	504,000	462,423
Entergy Arkansas LLC
4.95%, 12/15/2044	51,000	45,953
5.75%, 06/01/2054	66,000	65,371
Entergy Corp.
Fixed until 09/01/2029, 7.13% (F), 12/01/2054	448,000	455,531
Entergy Louisiana LLC
1.60%, 12/15/2030	176,000	145,440
2.90%, 03/15/2051	333,000	205,072
5.70%, 03/15/2054	132,000	130,550
Entergy Mississippi LLC
3.50%, 06/01/2051	38,000	26,432
Entergy Texas, Inc.
3.45%, 12/01/2027	29,000	27,726
5.55%, 09/15/2054	62,000	60,195
Enterprise Products Operating LLC
5.55%, 02/16/2055	273,000	263,060
6.65%, 10/15/2034	231,000	251,199
EQM Midstream Partners LP
4.75%, 01/15/2031 (G)	523,000	491,845
6.38%, 04/01/2029 (G)	328,000	329,104
EQT Corp.
3.13%, 05/15/2026 (G)	129,000	125,514
Equinix Europe 2 Financing Corp. LLC
5.50%, 06/15/2034	419,000	420,267
Equitable Holdings, Inc.
4.57%, 02/15/2029 (G)	152,000	148,105
Essex Portfolio LP
1.70%, 03/01/2028	299,000	270,306
2.65%, 03/15/2032	131,000	110,477
5.50%, 04/01/2034 (C)	81,000	81,055
Evergy Metro, Inc.
2.25%, 06/01/2030	149,000	129,132
Expand Energy Corp.
4.75%, 02/01/2032	641,000	596,646
5.38%, 02/01/2029 - 03/15/2030	401,000	393,725
5.88%, 02/01/2029 (G)	355,000	350,900
6.75%, 04/15/2029 (G)	466,000	470,813
Extra Space Storage LP
5.35%, 01/15/2035	116,000	114,449
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Extra Space Storage LP (continued)
5.50%, 07/01/2030	$ 439,000	$ 446,560
5.90%, 01/15/2031	348,000	359,035
Exxon Mobil Corp.
3.00%, 08/16/2039	309,000	233,738
FedEx Corp.
3.25%, 05/15/2041	141,000	103,076
Fells Point Funding Trust
3.05%, 01/31/2027 (G)	1,245,000	1,196,922
Fifth Third Bancorp
Fixed until 04/25/2032, 4.34% (F), 04/25/2033	149,000	138,445
Fixed until 07/28/2029, 4.77% (F), 07/28/2030	424,000	415,540
Fixed until 09/06/2029, 4.90% (F), 09/06/2030	174,000	171,623
Fixed until 01/29/2031, 5.63% (F), 01/29/2032	281,000	284,104
FirstEnergy Corp.
2.65%, 03/01/2030	316,000	280,115
FirstEnergy Transmission LLC
2.87%, 09/15/2028 (G)	419,000	388,086
4.55%, 04/01/2049 (G)	388,000	325,255
Ford Motor Co.
3.25%, 02/12/2032	645,000	536,489
Ford Motor Credit Co. LLC
4.95%, 05/28/2027	230,000	227,880
5.85%, 05/17/2027	200,000	202,095
6.05%, 03/05/2031	410,000	409,246
7.20%, 06/10/2030	435,000	458,270
Foundry JV Holdco LLC
5.90%, 01/25/2030 (G)	505,000	511,981
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	290,000	273,734
GE Capital Funding LLC
4.55%, 05/15/2032	200,000	192,668
General Motors Co.
5.15%, 04/01/2038	81,000	74,606
5.95%, 04/01/2049	129,000	122,021
General Motors Financial Co., Inc.
5.45%, 09/06/2034 (C)	58,000	56,309
5.75%, 02/08/2031	227,000	230,001
5.95%, 04/04/2034	306,000	307,539
6.10%, 01/07/2034	144,000	146,154
Gilead Sciences, Inc.
2.60%, 10/01/2040	370,000	256,738
2.80%, 10/01/2050	145,000	89,278
4.60%, 09/01/2035	347,000	327,250
5.25%, 10/15/2033	588,000	590,120
5.50%, 11/15/2054	130,000	126,683
Glencore Funding LLC
5.63%, 04/04/2034 (G)	364,000	362,733
6.38%, 10/06/2030 (G)	310,000	325,588
Global Payments, Inc.
3.20%, 08/15/2029	1,034,000	947,642
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (F), 03/09/2027	$ 767,000	$ 736,302
Fixed until 09/10/2026, 1.54% (F), 09/10/2027	984,000	930,539
Fixed until 10/31/2037, 4.02% (F), 10/31/2038	277,000	234,647
Fixed until 10/23/2029, 4.69% (F), 10/23/2030	216,000	211,522
Fixed until 10/23/2034, 5.02% (F), 10/23/2035	311,000	297,831
Fixed until 07/23/2034, 5.33% (F), 07/23/2035	1,221,000	1,199,769
Fixed until 10/24/2028, 6.48% (F), 10/24/2029	1,579,000	1,654,089
HCA, Inc.
2.38%, 07/15/2031	287,000	238,370
4.50%, 02/15/2027	548,000	542,797
4.63%, 03/15/2052	435,000	338,934
5.20%, 06/01/2028 (C)	363,000	363,810
5.25%, 06/15/2049	167,000	144,815
5.45%, 09/15/2034	166,000	161,658
5.50%, 06/15/2047	60,000	54,650
5.63%, 09/01/2028	220,000	222,914
5.95%, 09/15/2054	166,000	158,133
6.00%, 04/01/2054	311,000	296,704
Hess Corp.
5.60%, 02/15/2041	359,000	354,845
6.00%, 01/15/2040	350,000	364,677
Hess Midstream Operations LP
4.25%, 02/15/2030 (G)	86,000	79,274
5.50%, 10/15/2030 (G)	607,000	586,909
6.50%, 06/01/2029 (G)	249,000	251,465
Home Depot, Inc.
2.38%, 03/15/2051	458,000	259,669
3.30%, 04/15/2040	118,000	92,018
3.35%, 04/15/2050	81,000	56,564
4.85%, 06/25/2031	262,000	261,965
4.95%, 06/25/2034	257,000	253,730
5.30%, 06/25/2054	66,000	63,307
Huntington Bancshares, Inc.
Fixed until 02/02/2034, 5.71% (F), 02/02/2035	880,000	879,529
Fixed until 08/21/2028, 6.21% (F), 08/21/2029	262,000	270,489
Hyundai Capital America
4.88%, 11/01/2027 (G)	432,000	430,975
5.30%, 06/24/2029 (G)	195,000	195,559
Ingersoll Rand, Inc.
5.31%, 06/15/2031	196,000	198,089
Intel Corp.
3.05%, 08/12/2051	191,000	109,042
3.25%, 11/15/2049	243,000	145,281
3.73%, 12/08/2047	65,000	42,914
ITC Holdings Corp.
2.95%, 05/14/2030 (G)	1,117,000	999,294
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
ITC Holdings Corp. (continued)
5.40%, 06/01/2033 (G)	$ 175,000	$ 173,530
5.65%, 05/09/2034 (G)	174,000	175,245
Jersey Central Power & Light Co.
5.10%, 01/15/2035 (G)	145,000	141,589
JetBlue Pass-Through Trust
2.75%, 11/15/2033	116,787	101,365
John Deere Capital Corp.
4.85%, 06/11/2029	224,000	224,772
Kenvue, Inc.
5.20%, 03/22/2063	31,000	28,696
Keurig Dr. Pepper, Inc.
3.35%, 03/15/2051	112,000	75,174
KeyBank NA
3.90%, 04/13/2029	590,000	553,849
KeyCorp
Fixed until 06/01/2032, 4.79% (F), 06/01/2033	429,000	405,769
Fixed until 03/06/2034, 6.40% (F), 03/06/2035	614,000	639,576
Kimco Realty OP LLC
6.40%, 03/01/2034	401,000	427,182
Kinder Morgan Energy Partners LP
5.00%, 08/15/2042	300,000	261,507
Kinder Morgan, Inc.
5.10%, 08/01/2029	307,000	307,230
Kinetik Holdings LP
5.88%, 06/15/2030 (G)	472,000	464,592
KLA Corp.
4.95%, 07/15/2052	116,000	105,587
Kraft Heinz Foods Co.
4.88%, 10/01/2049	116,000	99,304
Kroger Co.
4.45%, 02/01/2047	66,000	54,365
5.50%, 09/15/2054	141,000	132,972
5.65%, 09/15/2064	332,000	312,708
L3Harris Technologies, Inc.
4.40%, 06/15/2028	538,000	528,471
Leidos, Inc.
2.30%, 02/15/2031	655,000	550,118
5.75%, 03/15/2033	221,000	224,077
Lockheed Martin Corp.
4.70%, 12/15/2031	290,000	285,511
Lowe's Cos., Inc.
5.63%, 04/15/2053	154,000	148,220
LYB International Finance III LLC
3.63%, 04/01/2051	168,000	113,004
M&T Bank Corp.
Fixed until 01/16/2028, 4.83% (F), 01/16/2029	41,000	40,816
Fixed until 01/16/2035, 5.39% (F), 01/16/2036	820,000	795,076
Marathon Petroleum Corp.
4.75%, 09/15/2044	74,000	61,473
Marvell Technology, Inc.
2.95%, 04/15/2031	348,000	305,353
5.75%, 02/15/2029	494,000	506,260
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Massachusetts Electric Co.
1.73%, 11/24/2030 (G)	$ 334,000	$ 272,245
McDonald's Corp.
3.70%, 02/15/2042	271,000	212,375
5.15%, 09/09/2052	1,000	916
5.45%, 08/14/2053 (C)	326,000	312,800
MDC Holdings, Inc.
3.85%, 01/15/2030	137,000	129,021
6.00%, 01/15/2043	238,000	237,287
Merck & Co., Inc.
5.15%, 05/17/2063	86,000	78,800
Met Tower Global Funding
5.25%, 04/12/2029 (G)	430,000	435,559
Meta Platforms, Inc.
4.45%, 08/15/2052	359,000	303,081
5.40%, 08/15/2054	440,000	426,375
5.55%, 08/15/2064	116,000	113,566
5.60%, 05/15/2053	166,000	166,287
5.75%, 05/15/2063	131,000	132,505
Metropolitan Life Global Funding I
2.95%, 04/09/2030 (G)	230,000	207,917
5.15%, 03/28/2033 (G)	545,000	538,646
Microchip Technology, Inc.
5.05%, 02/15/2030	220,000	218,292
Microsoft Corp.
2.50%, 09/15/2050	387,000	234,557
Mid-Atlantic Interstate Transmission LLC
4.10%, 05/15/2028 (G)	28,000	27,176
Monongahela Power Co.
3.55%, 05/15/2027 (G)	32,000	31,038
Morgan Stanley
Fixed until 07/20/2026, 1.51% (F), 07/20/2027	579,000	550,346
Fixed until 02/13/2031, 1.79% (F), 02/13/2032	417,000	340,208
Fixed until 04/28/2031, 1.93% (F), 04/28/2032	210,000	171,802
Fixed until 09/16/2031, 2.48% (F), 09/16/2036	797,000	648,368
Fixed until 10/20/2031, 2.51% (F), 10/20/2032	71,000	59,497
Fixed until 01/22/2030, 2.70% (F), 01/22/2031	493,000	438,068
Fixed until 01/24/2028, 3.77% (F), 01/24/2029	214,000	206,292
Fixed until 10/18/2029, 4.65% (F), 10/18/2030	615,000	601,796
Fixed until 07/19/2029, 5.04% (F), 07/19/2030	307,000	305,906
Fixed until 01/16/2029, 5.17% (F), 01/16/2030	325,000	325,535
Fixed until 07/19/2034, 5.32% (F), 07/19/2035	332,000	326,677
Fixed until 07/20/2028, 5.45% (F), 07/20/2029	76,000	76,842
Fixed until 11/19/2054, 5.52% (F), 11/19/2055	295,000	284,922
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Morgan Stanley (continued)
Fixed until 04/18/2029, 5.66% (F), 04/18/2030	$ 461,000	$ 469,232
Fixed until 02/07/2034, 5.94% (F), 02/07/2039	325,000	326,525
Fixed until 01/19/2033, 5.95% (F), 01/19/2038	416,000	417,134
Morgan Stanley Bank NA
Fixed until 05/26/2027, 5.50% (F), 05/26/2028	815,000	826,363
MPLX LP
5.50%, 06/01/2034	627,000	618,558
Netflix, Inc.
5.38%, 11/15/2029 (G)	128,000	130,458
6.38%, 05/15/2029	515,000	545,937
New York & Presbyterian Hospital
2.26%, 08/01/2040	234,000	154,549
New York Life Global Funding
1.20%, 08/07/2030 (C)(G)	242,000	198,845
1.85%, 08/01/2031 (G)	230,000	189,310
New York Life Insurance Co.
3.75%, 05/15/2050 (G)	72,000	52,426
4.45%, 05/15/2069 (G)	86,000	66,573
NextEra Energy Capital Holdings, Inc.
Fixed until 03/15/2034, 6.75% (F), 06/15/2054	216,000	221,288
NGPL PipeCo LLC
4.88%, 08/15/2027 (G)	394,000	391,010
Niagara Mohawk Power Corp.
4.28%, 12/15/2028 (G)	271,000	262,112
NiSource, Inc.
5.80%, 02/01/2042	36,000	34,895
Fixed until 08/30/2029, 6.95% (F), 11/30/2054	216,000	219,911
NNN REIT, Inc.
3.00%, 04/15/2052	86,000	52,305
5.50%, 06/15/2034	83,000	82,674
5.60%, 10/15/2033	129,000	130,090
Norfolk Southern Corp.
3.05%, 05/15/2050	218,000	141,165
3.95%, 10/01/2042	76,000	61,103
5.95%, 03/15/2064	167,000	171,685
Northern Natural Gas Co.
3.40%, 10/16/2051 (G)	119,000	78,699
4.30%, 01/15/2049 (G)	58,000	45,777
Northwestern Mutual Life Insurance Co.
3.85%, 09/30/2047 (G)	224,000	168,062
6.06%, 03/30/2040 (G)	284,000	290,970
NRG Energy, Inc.
4.45%, 06/15/2029 (G)	439,000	419,252
7.00%, 03/15/2033 (G)	243,000	262,300
Occidental Petroleum Corp.
3.50%, 08/15/2029	233,000	213,630
4.63%, 06/15/2045	192,000	145,374
5.38%, 01/01/2032	62,000	60,763
6.13%, 01/01/2031	310,000	317,198
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Ohio Power Co.
2.90%, 10/01/2051	$ 218,000	$ 131,166
OhioHealth Corp.
2.30%, 11/15/2031	333,000	279,149
Oracle Corp.
3.60%, 04/01/2040 - 04/01/2050	515,000	376,993
3.85%, 07/15/2036	78,000	66,847
3.95%, 03/25/2051	187,000	138,625
Ovintiv, Inc.
6.25%, 07/15/2033	162,000	165,899
6.50%, 02/01/2038	51,000	51,954
Pacific Gas & Electric Co.
3.25%, 06/01/2031	415,000	368,065
4.40%, 03/01/2032	121,000	113,730
4.45%, 04/15/2042	326,000	270,518
4.50%, 07/01/2040	226,371	195,605
4.55%, 07/01/2030	206,830	200,174
4.60%, 06/15/2043	333,000	281,009
5.55%, 05/15/2029	321,000	326,157
6.10%, 01/15/2029	136,000	140,756
6.15%, 01/15/2033	83,000	86,145
PacifiCorp
2.90%, 06/15/2052	78,000	46,470
PECO Energy Co.
2.80%, 06/15/2050	266,000	166,072
Pernod Ricard International Finance LLC
1.63%, 04/01/2031 (G)	270,000	217,416
PG&E Corp.
Fixed until 12/15/2029, 7.38% (F), 03/15/2055	274,000	281,188
Philip Morris International, Inc.
3.88%, 08/21/2042	253,000	200,295
4.75%, 11/01/2031	885,000	865,209
5.13%, 02/13/2031	355,000	355,222
Piedmont Healthcare, Inc.
2.04%, 01/01/2032	444,000	363,576
Pioneer Natural Resources Co.
2.15%, 01/15/2031	768,000	651,994
PNC Financial Services Group, Inc.
Fixed until 09/15/2026 (H), 3.40% (F)	242,000	227,147
Fixed until 10/21/2031, 4.81% (F), 10/21/2032	324,000	315,420
Fixed until 01/22/2034, 5.68% (F), 01/22/2035	216,000	218,554
Fixed until 10/20/2033, 6.88% (F), 10/20/2034	189,000	206,678
Prologis LP
2.13%, 10/15/2050	76,000	39,908
5.13%, 01/15/2034	212,000	208,962
Prudential Financial, Inc.
Fixed until 12/15/2033, 6.50% (F), 03/15/2054	184,000	189,252
Public Service Co. of Colorado
2.70%, 01/15/2051	132,000	78,198
4.30%, 03/15/2044	185,000	152,127
4.50%, 06/01/2052	125,000	103,492
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Public Service Co. of Oklahoma
5.20%, 01/15/2035	$ 215,000	$ 208,643
Puget Energy, Inc.
2.38%, 06/15/2028	136,000	124,172
Puget Sound Energy, Inc.
5.64%, 04/15/2041	199,000	195,537
5.69%, 06/15/2054	79,000	77,536
Quanta Services, Inc.
5.25%, 08/09/2034	623,000	609,191
Quest Diagnostics, Inc.
4.60%, 12/15/2027	75,000	74,881
4.63%, 12/15/2029	149,000	146,674
5.00%, 12/15/2034	428,000	416,321
Realty Income Corp.
5.38%, 09/01/2054	66,000	62,751
Regal Rexnord Corp.
6.05%, 04/15/2028	361,000	367,191
6.40%, 04/15/2033	147,000	151,746
Regency Centers LP
2.95%, 09/15/2029	194,000	177,771
3.70%, 06/15/2030	242,000	226,139
Roche Holdings, Inc.
4.99%, 03/08/2034 (G)	200,000	198,146
5.49%, 11/13/2030 (G)	550,000	566,890
Roper Technologies, Inc.
4.50%, 10/15/2029 (C)	166,000	162,972
4.75%, 02/15/2032	91,000	88,514
4.90%, 10/15/2034	349,000	335,561
RTX Corp.
2.38%, 03/15/2032	889,000	738,043
3.13%, 07/01/2050	114,000	74,795
RWE Finance U.S. LLC
5.88%, 04/16/2034 (G)	150,000	150,560
S&P Global, Inc.
2.30%, 08/15/2060	184,000	92,234
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	329,000	321,193
San Diego Gas & Electric Co.
2.95%, 08/15/2051	222,000	142,972
3.32%, 04/15/2050	65,000	43,963
4.30%, 04/01/2042	37,000	30,597
5.35%, 04/01/2053	299,000	282,488
Sempra
Fixed until 07/01/2029, 6.88% (F), 10/01/2054	216,000	218,412
Smithfield Foods, Inc.
3.00%, 10/15/2030 (G)	459,000	396,754
Solventum Corp.
5.40%, 03/01/2029 (G)	870,000	872,199
Sonoco Products Co.
4.60%, 09/01/2029	241,000	234,645
5.00%, 09/01/2034	382,000	362,233
South Bow USA Infrastructure Holdings LLC
4.91%, 09/01/2027 (G)	141,000	140,514
5.03%, 10/01/2029 (G)	403,000	395,914
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Southern California Edison Co.
2.95%, 02/01/2051	$ 196,000	$ 123,209
3.60%, 02/01/2045	168,000	124,212
3.65%, 03/01/2028	185,000	178,179
5.20%, 06/01/2034	397,000	392,769
5.70%, 03/01/2053	69,000	67,191
5.88%, 12/01/2053	271,000	269,569
Southern Co. Gas Capital Corp.
1.75%, 01/15/2031	121,000	99,662
3.15%, 09/30/2051	282,000	182,443
4.95%, 09/15/2034	382,000	369,712
5.15%, 09/15/2032	775,000	773,789
5.75%, 09/15/2033	135,000	138,467
Southern Power Co.
5.15%, 09/15/2041	329,000	307,669
5.25%, 07/15/2043	314,000	291,031
Southwestern Electric Power Co.
3.90%, 04/01/2045	71,000	52,890
Sprint Capital Corp.
6.88%, 11/15/2028	327,000	347,277
State Street Corp.
Fixed until 09/15/2029 (H), 6.70% (F)	432,000	441,477
Fixed until 03/15/2029 (H), 6.70% (F)	179,000	182,695
Take-Two Interactive Software, Inc.
4.95%, 03/28/2028	54,000	53,989
5.40%, 06/12/2029	50,000	50,679
5.60%, 06/12/2034	640,000	644,918
Teachers Insurance & Annuity Association of America
6.85%, 12/16/2039 (G)	610,000	676,771
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/2030 (G)	66,000	59,170
Texas Instruments, Inc.
5.00%, 03/14/2053	166,000	152,302
5.15%, 02/08/2054	212,000	198,884
Time Warner Cable Enterprises LLC
8.38%, 07/15/2033	185,000	208,114
Time Warner Cable LLC
4.50%, 09/15/2042	65,000	48,670
5.88%, 11/15/2040	65,000	58,173
6.55%, 05/01/2037	46,000	44,460
T-Mobile USA, Inc.
2.63%, 02/15/2029	597,000	542,715
3.88%, 04/15/2030	263,000	247,445
Toll Brothers Finance Corp.
3.80%, 11/01/2029	207,000	194,828
4.35%, 02/15/2028	268,000	261,729
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (F), 01/26/2034	659,000	640,481
Fixed until 01/24/2034, 5.71% (F), 01/24/2035	56,000	56,440
Fixed until 10/28/2032, 6.12% (F), 10/28/2033	48,000	50,016
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Trustees of Boston University
3.17%, 10/01/2050	$ 282,000	$ 188,410
Tucson Electric Power Co.
1.50%, 08/01/2030	121,000	99,948
U.S. Bancorp
Fixed until 01/23/2034, 5.68% (F), 01/23/2035	178,000	179,625
Fixed until 06/10/2033, 5.84% (F), 06/12/2034	287,000	292,725
U.S. Cellular Corp.
6.70%, 12/15/2033	331,000	349,087
Uber Technologies, Inc.
4.30%, 01/15/2030	328,000	317,310
5.35%, 09/15/2054	66,000	61,374
UDR, Inc.
4.40%, 01/26/2029	378,000	367,422
5.13%, 09/01/2034	303,000	294,101
Union Electric Co.
3.90%, 04/01/2052	59,000	45,250
5.20%, 04/01/2034	370,000	367,793
5.25%, 01/15/2054	178,000	166,218
5.45%, 03/15/2053	48,000	46,019
Union Pacific Corp.
3.55%, 08/15/2039	395,000	320,705
United Airlines Pass-Through Trust
2.88%, 04/07/2030	352,188	328,886
3.75%, 03/03/2028	117,291	114,972
5.88%, 08/15/2038	361,000	367,348
UnitedHealth Group, Inc.
2.75%, 05/15/2040	167,000	118,165
3.05%, 05/15/2041	86,000	62,222
3.25%, 05/15/2051	194,000	128,277
3.50%, 08/15/2039	539,000	426,458
5.38%, 04/15/2054 (C)	116,000	108,927
University of Miami
4.06%, 04/01/2052	272,000	217,460
Ventas Realty LP
3.00%, 01/15/2030	595,000	537,351
4.00%, 03/01/2028	56,000	54,494
4.75%, 11/15/2030	327,000	319,712
5.63%, 07/01/2034	349,000	351,254
Veralto Corp.
5.35%, 09/18/2028	314,000	317,948
5.45%, 09/18/2033	351,000	352,398
Verizon Communications, Inc.
1.68%, 10/30/2030	417,000	346,968
1.75%, 01/20/2031	1,394,000	1,148,974
4.02%, 12/03/2029	377,000	361,711
VICI Properties LP
5.13%, 11/15/2031	330,000	322,684
Virginia Electric & Power Co.
2.45%, 12/15/2050	504,000	283,959
5.70%, 08/15/2053	71,000	70,155
Vistra Operations Co. LLC
5.70%, 12/30/2034 (G)	70,000	69,271
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Vistra Operations Co. LLC (continued)
6.00%, 04/15/2034 (G)	$ 305,000	$ 309,066
6.95%, 10/15/2033 (G)	300,000	322,766
VMware LLC
4.70%, 05/15/2030	659,000	645,008
Warnermedia Holdings, Inc.
4.05%, 03/15/2029	936,000	871,145
4.28%, 03/15/2032	907,000	799,515
Wells Fargo & Co.
Fixed until 06/02/2027, 2.39% (F), 06/02/2028	403,000	379,556
Fixed until 05/22/2027, 3.58% (F), 05/22/2028	135,000	130,833
Fixed until 03/15/2026 (H), 3.90% (F)	221,000	214,636
4.40%, 06/14/2046	162,000	130,234
4.65%, 11/04/2044	83,000	69,754
Fixed until 07/25/2027, 4.81% (F), 07/25/2028	376,000	374,647
Fixed until 04/24/2033, 5.39% (F), 04/24/2034	496,000	490,600
Fixed until 01/23/2034, 5.50% (F), 01/23/2035	370,000	368,944
Fixed until 07/25/2033, 5.56% (F), 07/25/2034	640,000	639,017
Fixed until 07/25/2028, 5.57% (F), 07/25/2029	487,000	494,516
Fixed until 04/22/2027, 5.71% (F), 04/22/2028	514,000	522,523
Welltower OP LLC
3.10%, 01/15/2030	367,000	334,167
4.13%, 03/15/2029	208,000	201,129
Williams Cos., Inc.
4.80%, 11/15/2029	183,000	180,518
5.30%, 08/15/2028	662,000	668,266
WP Carey, Inc.
2.40%, 02/01/2031	403,000	342,586
2.45%, 02/01/2032	283,000	233,259
3.85%, 07/15/2029	306,000	290,967
Xilinx, Inc.
2.38%, 06/01/2030	285,000	251,156
Zimmer Biomet Holdings, Inc.
5.20%, 09/15/2034	581,000	570,283
Zoetis, Inc.
2.00%, 05/15/2030	427,000	367,533
4.70%, 02/01/2043	124,000	110,334
		159,861,559
Total Corporate Debt Securities (Cost $209,155,648)		202,854,682
MORTGAGE-BACKED SECURITIES - 0.6%
Cayman Islands - 0.2%
LFT CRE Ltd.
Series 2021-FL1, Class C, 1-Month Term SOFR + 2.06%, 6.46% (F), 06/15/2039 (G)	1,420,000	1,392,441
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States - 0.4%
FREMF Mortgage Trust
Series 2018-W5FX, Class BFX, 3.66% (F), 04/25/2028 (G)	$ 1,441,000	$ 1,330,883

LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ, 5.45% (F), 09/15/2039	269,797	89,842

MRCD Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036 (G)	1,230,000	1,079,325

ROCK Trust
Series 2024-CNTR, Class A, 5.39%, 11/13/2041 (G)	441,393	440,109

SDR Commercial Mortgage Trust
Series 2024-DSNY, Class B, 1-Month Term SOFR + 1.74%, 6.14% (F), 05/15/2039 (G)	246,000	243,821

SREIT Trust
Series 2021-MFP, Class A, 1-Month Term SOFR + 0.85%, 5.24% (F), 11/15/2038 (G)	842,039	841,250

Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C24, Class XC, Zero Coupon, 03/15/2045 (G)(I)	26,136	0
		4,025,230
Total Mortgage-Backed Securities (Cost $5,981,126)		5,417,671
ASSET-BACKED SECURITIES - 0.4%
United States - 0.4%
American Homes 4 Rent Trust Series 2015-SFR1, Class A, 3.47%, 04/17/2052 (G)	203,020	202,040
AMSR Trust Series 2024-SFR2, Class A, 4.15%, 11/17/2041 (G)	725,000	691,532
CoreVest American Finance Ltd. Series 2019-3, Class A, 2.71%, 10/15/2052 (G)	111,121	109,664
Goodgreen Trust Series 2017, Class R1, 5.00%, 10/20/2051 (G)	757	731
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A, 3.10%, 07/25/2026 (G)	807,311	778,642

Series 2021-FNT2, Class A, 3.23%, 05/25/2026 (G)	463,106	448,899

P4 SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026	1,000,000	970,100
Total Asset-Backed Securities (Cost $3,282,301)		3,201,608
FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Israel - 0.1%
Israel Government AID Bonds
Zero Coupon, 08/15/2025	1,000,000	973,752
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.2%
Mexico Government International Bonds
3.50%, 02/12/2034	$ 417,000	$ 331,730
3.77%, 05/24/2061	205,000	116,019
4.28%, 08/14/2041	200,000	146,665
4.50%, 01/31/2050 (C)	265,000	185,530
4.75%, 03/08/2044	234,000	177,550
6.00%, 05/07/2036	247,000	232,435
6.34%, 05/04/2053	350,000	311,435
		1,501,364
Panama - 0.0% (B)
Panama Government International Bonds
4.50%, 04/16/2050	200,000	123,304
Saudi Arabia - 0.0% (B)
Saudi Government International Bonds
2.25%, 02/02/2033 (G)	200,000	158,892
Total Foreign Government Obligations (Cost $3,309,023)		2,757,312
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.5%
U.S. Treasury Bills
4.17% (J), 03/11/2025 (E)	567,000	562,513
4.18% (J), 10/30/2025 (E)	100,000	96,656
4.29% (J), 04/03/2025	3,900,000	3,858,349
4.43% (J), 06/05/2025 (E)	300,000	294,690
Total Short-Term U.S. Government Obligations (Cost $4,811,734)		4,812,208

	Shares	Value
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (J)	7,693,543	$ 7,693,543
Total Other Investment Company (Cost $7,693,543)		7,693,543

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 1.80% (J), dated 12/31/2024, to be repurchased at $1,800,613 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $1,836,605.	$ 1,800,433	1,800,433
Total Repurchase Agreement (Cost $1,800,433)		1,800,433
Total Investments (Cost $902,491,765)		907,902,409
Net Other Assets (Liabilities) - 2.0%		18,267,218
Net Assets - 100.0%		$ 926,169,627
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	316	03/31/2025	$33,754,022	$33,592,281	$—	$(161,741)
10-Year Australia Treasury Bonds	400	03/17/2025	28,393,296	27,945,681	—	(447,615)
10-Year U.S. Treasury Notes	589	03/20/2025	64,586,282	64,053,750	—	(532,532)
30-Year U.S. Treasury Bonds	69	03/20/2025	8,036,874	7,855,219	—	(181,655)
DJ U.S. Real Estate Index	250	03/21/2025	9,436,825	8,967,500	—	(469,325)
E-Mini Russell 2000® Index	117	03/21/2025	13,907,792	13,161,330	—	(746,462)
Euro-BTP Italy Government Bonds	371	03/06/2025	47,122,401	46,108,343	—	(1,014,058)
JPY Currency	228	03/17/2025	18,906,842	18,268,500	—	(638,342)
S&P 500® E-Mini Index	77	03/21/2025	23,406,744	22,852,637	—	(554,107)
S&P Midcap 400® E-Mini Index	87	03/21/2025	28,900,715	27,376,292	—	(1,524,423)
TOPIX Index	80	03/13/2025	13,961,238	14,167,595	206,357	—
Total					$206,357	$(6,270,260)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(81)	03/31/2025	$(16,656,920)	$(16,654,361)	$2,559	$—
10-Year Japan Government Bonds	(32)	03/13/2025	(28,967,126)	(28,858,877)	108,249	—
10-Year U.S. Treasury Ultra Notes	(182)	03/20/2025	(20,641,451)	(20,258,875)	382,576	—
AUD Currency	(149)	03/17/2025	(9,557,824)	(9,223,100)	334,724	—
CHF Currency	(168)	03/17/2025	(23,868,491)	(23,316,300)	552,191	—
EUR Currency	(180)	03/17/2025	(23,743,089)	(23,374,125)	368,964	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50® Index	(380)	03/21/2025	$(19,611,819)	$(19,212,734)	$399,085	$—
German Euro Bund	(319)	03/06/2025	(45,269,400)	(44,093,388)	1,176,012	—
MSCI EAFE Index	(75)	03/21/2025	(8,574,860)	(8,503,125)	71,735	—
U.S. Treasury Ultra Bonds	(2)	03/20/2025	(239,871)	(237,812)	2,059	—
Total					$3,398,154	$—
Total Futures Contracts					$3,604,511	$(6,270,260)
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	25.2%	$228,600,324
U.S. Government Agency Obligations	24.1	218,811,130
Banks	8.5	77,452,584
Oil, Gas & Consumable Fuels	3.6	33,037,335
Electric Utilities	3.1	27,884,086
Semiconductors & Semiconductor Equipment	3.0	27,119,143
Software	2.0	18,355,046
Pharmaceuticals	1.8	16,078,378
Insurance	1.4	12,620,403
Capital Markets	1.3	12,147,629
Health Care Providers & Services	1.3	11,474,753
Financial Services	1.2	10,618,918
Food Products	1.2	10,583,965
Broadline Retail	1.0	9,105,579
Hotels, Restaurants & Leisure	1.0	8,946,447
Biotechnology	0.9	8,495,252
Interactive Media & Services	0.9	8,483,492
Technology Hardware, Storage & Peripherals	0.8	7,561,019
Aerospace & Defense	0.8	7,440,948
Health Care Equipment & Supplies	0.8	7,016,687
Beverages	0.7	6,564,173
Communications Equipment	0.7	6,187,687
Automobiles	0.7	6,145,888
Machinery	0.7	6,059,561
Specialty Retail	0.6	5,469,756
Mortgage-Backed Securities	0.6	5,417,671
Media	0.5	4,933,079
Chemicals	0.5	4,455,902
Textiles, Apparel & Luxury Goods	0.4	3,918,684
IT Services	0.4	3,784,830
Diversified REITs	0.4	3,585,466
Containers & Packaging	0.4	3,573,584
Metals & Mining	0.4	3,442,826
Commercial Services & Supplies	0.4	3,231,865
Diversified Telecommunication Services	0.4	3,226,203
Asset-Backed Securities	0.3	3,201,608
Internet & Catalog Retail	0.3	3,001,926
Construction & Engineering	0.3	2,858,396
Transportation Infrastructure	0.3	2,851,166
Foreign Government Obligations	0.3	2,757,312
Professional Services	0.3	2,725,962
Specialized REITs	0.3	2,703,887
Entertainment	0.3	2,631,679
Electrical Equipment	0.3	2,489,183
Health Care REITs	0.3	2,355,573
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Industrial Conglomerates	0.3%	$2,337,638
Household Durables	0.3	2,291,519
Retail REITs	0.2	2,244,563
Consumer Staples Distribution & Retail	0.2	2,211,975
Life Sciences Tools & Services	0.2	2,058,426
Residential REITs	0.2	2,044,026
Passenger Airlines	0.2	2,028,433
Consumer Finance	0.2	1,911,126
Gas Utilities	0.2	1,818,879
Ground Transportation	0.2	1,492,536
Electronic Equipment, Instruments & Components	0.2	1,385,521
Building Products	0.1	1,258,700
Multi-Utilities	0.1	1,240,615
Energy Equipment & Services	0.1	1,199,076
Trading Companies & Distributors	0.1	1,197,685
Air Freight & Logistics	0.1	1,025,977
Industrial REITs	0.1	998,742
Real Estate Management & Development	0.1	727,057
Construction Materials	0.1	618,429
Household Products	0.1	616,617
Automobile Components	0.1	547,644
Tobacco	0.1	535,317
Diversified Consumer Services	0.1	520,478
Hotel & Resort REITs	0.1	437,767
Office REITs	0.0 (B)	399,096
Leisure Products	0.0 (B)	309,390
Personal Care Products	0.0 (B)	308,547
Distributors	0.0 (B)	217,520
Wireless Telecommunication Services	0.0 (B)	205,941
Investments	98.4	893,596,225
Short-Term Investments	1.6	14,306,184
Total Investments	100.0%	$ 907,902,409
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (K)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$166,671,303	$65,282,195	$—	$231,953,498
U.S. Government Obligations	—	228,600,324	—	228,600,324
U.S. Government Agency Obligations	—	218,811,130	—	218,811,130
Corporate Debt Securities	—	202,854,682	—	202,854,682
Mortgage-Backed Securities	—	5,417,671	—	5,417,671
Asset-Backed Securities	—	3,201,608	—	3,201,608
Foreign Government Obligations	—	2,757,312	—	2,757,312
Short-Term U.S. Government Obligations	—	4,812,208	—	4,812,208
Other Investment Company	7,693,543	—	—	7,693,543
Repurchase Agreement	—	1,800,433	—	1,800,433
Total Investments	$174,364,846	$733,537,563	$—	$907,902,409
Other Financial Instruments
Futures Contracts (L)	$3,604,511	$—	$—	$3,604,511
Total Other Financial Instruments	$3,604,511	$—	$—	$3,604,511
LIABILITIES
Other Financial Instruments
Futures Contracts (L)	$(6,270,260)	$—	$—	$(6,270,260)
Total Other Financial Instruments	$(6,270,260)	$—	$—	$(6,270,260)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $10,664,430, collateralized by cash collateral of $7,693,543 and non-cash collateral, such as U.S. government securities of $3,209,811. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2024, the total value of the Regulation S securities is $313,040, representing
0.0% of the Portfolio's net assets.

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $11,562,036.
(F)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(G)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $58,051,871, representing 6.3% of the
Portfolio's net assets.

(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rounds to less than $1 or $(1).
(J)	Rate disclosed reflects the yield at December 31, 2024.
(K)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(L)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
CURRENCY ABBREVIATION(S) (continued):
JPY	Japanese Yen
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CMT	Constant Maturity Treasury
DJ	Dow Jones
EAFE	Europe, Australasia and Far East
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SDR	Swedish Depositary Receipt
SOFR	Secured Overnight Financing Rate
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TOPIX	Tokyo Price Index
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $900,691,332) (including securities loaned of $10,664,430)	$906,101,976
Repurchase agreement, at value (cost $1,800,433)	1,800,433
Cash	19,167,245
Foreign currency, at value (cost $32,610)	26,576
Receivables and other assets:
Investments sold	4,178,396
Net income from securities lending	14,500
Shares of beneficial interest sold	155
Dividends	125,142
Interest	5,223,466
Tax reclaims	317,182
Variation margin receivable on futures contracts	968,147
Litigation	100
Total assets	937,923,318
Liabilities:
Cash collateral received upon return of:
Securities on loan	7,693,543
Payables and other liabilities:
Investments purchased	2,193,953
Shares of beneficial interest redeemed	795,017
Investment management fees	590,233
Distribution and service fees	193,609
Transfer agent costs	968
Trustee and CCO fees	270
Audit and tax fees	50,804
Custody fees	166,145
Legal fees	12,311
Printing and shareholder reports fees	37,523
Other accrued expenses	19,315
Total liabilities	11,753,691
Net assets	$926,169,627
Net assets consist of:
Capital stock ($0.01 par value)	$694,178
Additional paid-in capital	995,692,311
Total distributable earnings (accumulated losses)	(70,216,862)
Net assets	$926,169,627
Net assets by class:
Initial Class	$59,968,492
Service Class	866,201,135
Shares outstanding:
Initial Class	4,805,575
Service Class	64,612,264
Net asset value and offering price per share:
Initial Class	$12.48
Service Class	13.41
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$7,738,982
Interest income	27,515,994
Net income from securities lending	47,677
Withholding taxes on foreign income	(277,486)
Total investment income	35,025,167
Expenses:
Investment management fees	7,018,941
Distribution and service fees:
Service Class	2,312,646
Transfer agent costs	11,015
Trustee and CCO fees	47,198
Audit and tax fees	58,736
Custody fees	285,415
Legal fees	90,741
Printing and shareholder reports fees	143,739
Other	85,916
Total expenses	10,054,347
Net investment income (loss)	24,970,820
Net realized gain (loss) on:
Investments	34,942,672
Futures contracts	(2,406,379)
Foreign currency transactions	1,909
Net realized gain (loss)	32,538,202
Net change in unrealized appreciation (depreciation) on:
Investments	(1,256,003)
Futures contracts	(15,063,057)
Translation of assets and liabilities denominated in foreign currencies	(43,757)
Net change in unrealized appreciation (depreciation)	(16,362,817)
Net realized and change in unrealized gain (loss)	16,175,385
Net increase (decrease) in net assets resulting from operations	$41,146,205
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$24,970,820	$22,479,266
Net realized gain (loss)	32,538,202	(45,003,969)
Net change in unrealized appreciation (depreciation)	(16,362,817)	107,575,295
Net increase (decrease) in net assets resulting from operations	41,146,205	85,050,592
Dividends and/or distributions to shareholders:
Initial Class	(1,713,448)	(1,224,228)
Service Class	(21,482,684)	(15,088,367)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(23,196,132)	(16,312,595)
Capital share transactions:
Proceeds from shares sold:
Initial Class	2,900,147	3,022,075
Service Class	1,915,342	4,063,982
	4,815,489	7,086,057
Dividends and/or distributions reinvested:
Initial Class	1,713,448	1,224,228
Service Class	21,482,684	15,088,367
	23,196,132	16,312,595
Cost of shares redeemed:
Initial Class	(7,361,002)	(10,001,480)
Service Class	(145,609,338)	(137,598,649)
	(152,970,340)	(147,600,129)
Net increase (decrease) in net assets resulting from capital share transactions	(124,958,719)	(124,201,477)
Net increase (decrease) in net assets	(107,008,646)	(55,463,480)
Net assets:
Beginning of year	1,033,178,273	1,088,641,753
End of year	$926,169,627	$1,033,178,273
Capital share transactions - shares:
Shares issued:
Initial Class	235,085	256,849
Service Class	143,426	320,506
	378,511	577,355
Shares reinvested:
Initial Class	135,450	105,446
Service Class	1,579,609	1,211,917
	1,715,059	1,317,363
Shares redeemed:
Initial Class	(589,199)	(859,670)
Service Class	(10,848,243)	(10,934,112)
	(11,437,442)	(11,793,782)
Net increase (decrease) in shares outstanding:
Initial Class	(218,664)	(497,375)
Service Class	(9,125,208)	(9,401,689)
	(9,343,872)	(9,899,064)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.29	$11.52	$15.60	$16.13	$15.08
Investment operations:
Net investment income (loss)(A)	0.35	0.28	0.20	0.22	0.27
Net realized and unrealized gain (loss)	0.20	0.72	(2.46)	0.57	1.55
Total investment operations	0.55	1.00	(2.26)	0.79	1.82
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.23)	(0.27)	(0.31)	(0.38)
Net realized gains	—	—	(1.55)	(1.01)	(0.39)
Total dividends and/or distributions to shareholders	(0.36)	(0.23)	(1.82)	(1.32)	(0.77)
Net asset value, end of year	$12.48	$12.29	$11.52	$15.60	$16.13
Total return	4.44%	8.90%	(14.80)%	4.91%	12.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$59,969	$61,743	$63,613	$81,871	$83,030
Expenses to average net assets(B)	0.79%	0.77%	0.75%	0.77%	0.78%
Net investment income (loss) to average net assets	2.77%	2.37%	1.52%	1.39%	1.77%
Portfolio turnover rate	86%	65%	106%	83%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$13.17	$12.33	$16.54	$17.03	$15.88
Investment operations:
Net investment income (loss)(A)	0.34	0.27	0.18	0.19	0.25
Net realized and unrealized gain (loss)	0.22	0.76	(2.61)	0.59	1.63
Total investment operations	0.56	1.03	(2.43)	0.78	1.88
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.19)	(0.23)	(0.26)	(0.34)
Net realized gains	—	—	(1.55)	(1.01)	(0.39)
Total dividends and/or distributions to shareholders	(0.32)	(0.19)	(1.78)	(1.27)	(0.73)
Net asset value, end of year	$13.41	$13.17	$12.33	$16.54	$17.03
Total return	4.24%	8.57%	(15.03)%	4.63%	12.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$866,201	$971,435	$1,025,029	$1,354,922	$1,392,332
Expenses to average net assets(B)	1.03%	1.01%	1.00%	1.02%	1.03%
Net investment income (loss) to average net assets	2.52%	2.12%	1.26%	1.14%	1.52%
Portfolio turnover rate	86%	65%	106%	83%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2024, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$553,016	$—	$—	$—	$553,016
Corporate Debt Securities	710,820	—	—	—	710,820
Foreign Government Obligations	188,900	—	—	—	188,900
U.S. Government Agency Obligations	219,378	—	—	—	219,378
U.S. Government Obligations	6,021,429	—	—	—	6,021,429
Total Securities Lending Transactions	$7,693,543	$—	$—	$—	$7,693,543
Total Borrowings	$7,693,543	$—	$—	$—	$7,693,543
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$1,671,455	$1,255,879	$677,177	$—	$—	$3,604,511
Total	$1,671,455	$1,255,879	$677,177	$—	$—	$3,604,511
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(2,337,601)	$(638,342)	$(3,294,317)	$—	$—	$(6,270,260)
Total	$(2,337,601)	$(638,342)	$(3,294,317)	$—	$—	$(6,270,260)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$911,245	$(336,416)	$(2,981,208)	$—	$—	$(2,406,379)
Total	$911,245	$(336,416)	$(2,981,208)	$—	$—	$(2,406,379)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(11,424,713)	$454,885	$(4,093,229)	$—	$—	$(15,063,057)
Total	$(11,424,713)	$454,885	$(4,093,229)	$—	$—	$(15,063,057)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$327,961,165
Average notional value of contracts — short	(178,037,451)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect.
Tactical asset allocation risk: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation).The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion	0.680
Over $1.5 billion up to $2.5 billion	0.670
Over $2.5 billion	0.650
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.81%	May 1, 2025
Service Class	1.06	May 1, 2025
Prior to May 1, 2024
Initial Class	0.82
Service Class	1.07
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$441,052,341	$378,634,563	$595,811,298	$356,234,678
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, passive foreign investment companies, premium amortization accruals, futures straddle loss deferral and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$1,221	$(1,221)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$907,813,582	$44,860,101	$(44,904,284)	$(44,183)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$56,881,085	$38,613,740
During the year ended December 31, 2024, the capital loss carryforwards utilized are $13,994,163.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$23,196,132	$—	$—	$—	$16,312,595	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$25,394,073	$—	$—	$(95,494,825)	$—	$(30,065)	$(86,045)
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
11. OPERATING SEGMENTS (continued)
information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica JPMorgan Tactical Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Madison Diversified Income VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 40.5%
Banks - 3.4%
Bank of America Corp.	28,500	$ 1,252,575
JPMorgan Chase & Co.	5,325	1,276,456
U.S. Bancorp	28,400	1,358,372
		3,887,403
Beverages - 1.0%
PepsiCo, Inc.	7,200	1,094,832
Biotechnology - 1.1%
AbbVie, Inc.	6,950	1,235,015
Capital Markets - 5.4%
Blackrock, Inc.	1,775	1,819,570
CME Group, Inc.	7,325	1,701,085
Morgan Stanley	14,800	1,860,656
Northern Trust Corp.	7,300	748,250
		6,129,561
Chemicals - 0.9%
Air Products & Chemicals, Inc.	3,350	971,634
Electric Utilities - 1.6%
NextEra Energy, Inc.	25,275	1,811,965
Electrical Equipment - 0.6%
Rockwell Automation, Inc.	2,575	735,909
Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity PLC	3,300	471,801
Food Products - 0.7%
Hershey Co.	4,750	804,413
Ground Transportation - 1.1%
Union Pacific Corp.	5,550	1,265,622
Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	9,400	1,063,234
Medtronic PLC	19,700	1,573,636
		2,636,870
Hotels, Restaurants & Leisure - 1.1%
McDonald's Corp.	2,275	659,500
Starbucks Corp.	6,800	620,500
		1,280,000
Household Products - 1.5%
Colgate-Palmolive Co.	9,900	900,009
Procter & Gamble Co.	4,600	771,190
		1,671,199
Industrial Conglomerates - 1.5%
Honeywell International, Inc.	7,800	1,761,942
IT Services - 0.5%
Accenture PLC, Class A	1,475	518,890
Machinery - 1.3%
Caterpillar, Inc.	1,400	507,864
Cummins, Inc.	2,775	967,365
		1,475,229
	Shares	Value
COMMON STOCKS (continued)
Media - 1.3%
Comcast Corp., Class A	37,900	$ 1,422,387
Oil, Gas & Consumable Fuels - 4.0%
Chevron Corp.	8,600	1,245,624
ConocoPhillips	8,050	798,319
EOG Resources, Inc.	12,200	1,495,476
Exxon Mobil Corp.	8,850	951,994
		4,491,413
Pharmaceuticals - 1.3%
Johnson & Johnson	10,400	1,504,048
Professional Services - 2.6%
Automatic Data Processing, Inc.	7,100	2,078,383
Paychex, Inc.	6,175	865,858
		2,944,241
Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	2,975	632,068
Texas Instruments, Inc.	8,400	1,575,084
		2,207,152
Specialized REITs - 1.0%
American Tower Corp.	6,350	1,164,653
Specialty Retail - 2.8%
Home Depot, Inc.	4,625	1,799,079
Lowe's Cos., Inc.	5,775	1,425,270
		3,224,349
Trading Companies & Distributors - 1.2%
Fastenal Co.	18,800	1,351,908
Total Common Stocks (Cost $39,637,728)		46,062,436

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.8%
Federal Home Loan Mortgage Corp.
2.00%, 03/01/2041 - 12/01/2051	$ 1,532,547	1,251,053
2.50%, 02/01/2032 - 01/01/2052	2,384,746	2,004,787
3.00%, 09/01/2042 - 08/01/2052	1,710,495	1,484,558
3.50%, 11/01/2040 - 05/01/2052	1,832,106	1,639,937
4.00%, 04/01/2033 - 03/01/2047	149,067	143,079
4.50%, 02/01/2025 - 12/01/2052	446,024	426,956
5.00%, 11/01/2052 - 02/01/2053	2,002,501	1,938,289
5.50%, 01/01/2037 - 02/01/2054	1,450,394	1,440,344
6.00%, 09/01/2053	606,151	611,972
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.98%, 11/25/2025	33,926	33,666
3.12%, 06/25/2027	750,000	725,257
3.35%, 01/25/2028	400,000	385,729
Federal Home Loan Mortgage Corp. REMICS
5.00%, 07/15/2036	65,880	66,251
Federal National Mortgage Association
2.50%, 06/01/2031 - 04/01/2052	3,209,270	2,729,748
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.00%, 12/01/2028 - 01/01/2049	$ 1,954,920	$ 1,752,406
3.50%, 12/01/2031 - 08/01/2052	2,199,585	1,976,433
4.00%, 02/01/2035 - 09/01/2052	3,077,337	2,838,639
4.50%, 05/01/2038 - 07/01/2053	1,952,969	1,865,170
5.00%, 10/01/2052 - 12/01/2052	1,245,463	1,205,787
5.50%, 10/01/2052 - 05/01/2054	1,639,657	1,621,792
Federal National Mortgage Association REMICS
1.38%, 09/25/2027	155,168	149,770
3.50%, 04/25/2031	89,897	87,066
Federal National Mortgage Association-ACES
3.16% (A), 11/25/2027	409,829	394,992
Government National Mortgage Association
3.50%, 12/15/2042	28,655	26,269
4.00%, 12/15/2039	3,699	3,474
4.50%, 08/15/2040	1,522	1,472
Government National Mortgage Association REMICS
4.50%, 03/16/2065	249,505	244,858
Total U.S. Government Agency Obligations (Cost $29,045,120)		27,049,754
CORPORATE DEBT SECURITIES - 16.0%
Aerospace & Defense - 0.2%
BAE Systems PLC
5.30%, 03/26/2034 (B)	250,000	249,456
Banks - 3.9%
Bank of America Corp.
Fixed until 06/14/2028, 2.09% (A), 06/14/2029	300,000	272,215
Fixed until 03/08/2032, 3.85% (A), 03/08/2037	250,000	221,490
Citigroup, Inc.
Fixed until 05/24/2032, 4.91% (A), 05/24/2033	200,000	193,437
Fixed until 09/19/2034, 5.41% (A), 09/19/2039	150,000	143,047
Fifth Third Bancorp
Fixed until 04/25/2032, 4.34% (A), 04/25/2033	200,000	185,832
Fixed until 07/27/2028, 6.34% (A), 07/27/2029	100,000	103,739
Huntington Bancshares, Inc.
Fixed until 08/15/2031, 2.49% (A), 08/15/2036	300,000	243,110
JPMorgan Chase & Co.
Fixed until 01/23/2034, 5.34% (A), 01/23/2035	250,000	248,854
Mitsubishi UFJ Financial Group, Inc.
Fixed until 02/22/2030, 5.48% (A), 02/22/2031	250,000	254,153
Morgan Stanley
Fixed until 01/18/2034, 5.47% (A), 01/18/2035	250,000	248,628
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
PNC Bank NA
2.70%, 10/22/2029	$ 125,000	$ 112,142
PNC Financial Services Group, Inc.
Fixed until 10/20/2033, 6.88% (A), 10/20/2034	250,000	273,383
Royal Bank of Canada
5.15%, 02/01/2034	175,000	172,950
State Street Corp.
Fixed until 11/01/2029, 3.03% (A), 11/01/2034	125,000	112,683
Toronto-Dominion Bank
4.46%, 06/08/2032	250,000	236,824
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (A), 01/26/2034	200,000	194,380
Fixed until 06/08/2033, 5.87% (A), 06/08/2034	300,000	305,503
U.S. Bancorp
Fixed until 02/01/2033, 4.84% (A), 02/01/2034	225,000	215,429
Fixed until 01/23/2029, 5.38% (A), 01/23/2030	125,000	126,084
UBS Group AG
Fixed until 08/05/2026, 4.70% (A), 08/05/2027 (B)	200,000	199,107
Wells Fargo & Co.
Fixed until 01/22/2029, 5.20% (A), 01/23/2030	125,000	125,278
Fixed until 07/25/2028, 5.57% (A), 07/25/2029	250,000	253,859
		4,442,127
Beverages - 0.1%
Keurig Dr. Pepper, Inc.
3.80%, 05/01/2050	200,000	147,331
Biotechnology - 0.2%
Amgen, Inc.
5.65%, 03/02/2053	75,000	72,347
Royalty Pharma PLC
2.20%, 09/02/2030	200,000	169,937
		242,284
Building Products - 0.3%
Carrier Global Corp.
3.58%, 04/05/2050	34,000	24,426
6.20%, 03/15/2054	98,000	103,725
Vulcan Materials Co.
3.50%, 06/01/2030	275,000	254,638
		382,789
Capital Markets - 0.2%
Goldman Sachs BDC, Inc.
2.88%, 01/15/2026	200,000	195,687
Chemicals - 0.3%
LYB International Finance III LLC
3.63%, 04/01/2051	100,000	67,264
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Nutrien Ltd.
5.80%, 03/27/2053 (C)	$ 250,000	$ 246,509
		313,773
Commercial Services & Supplies - 0.4%
Quanta Services, Inc.
2.90%, 10/01/2030	300,000	267,949
Textron, Inc.
2.45%, 03/15/2031	250,000	212,726
		480,675
Communications Equipment - 0.2%
AT&T, Inc.
2.25%, 02/01/2032	200,000	165,413
4.75%, 05/15/2046	75,000	65,142
		230,555
Consumer Staples Distribution & Retail - 0.2%
Lowe's Cos., Inc.
3.00%, 10/15/2050	150,000	93,347
Tractor Supply Co.
5.25%, 05/15/2033	100,000	100,006
		193,353
Containers & Packaging - 0.1%
WRKCo, Inc.
3.90%, 06/01/2028	125,000	120,636
Diversified REITs - 0.3%
GLP Capital LP/GLP Financing II, Inc.
3.25%, 01/15/2032	200,000	171,296
Weyerhaeuser Co.
3.38%, 03/09/2033	200,000	173,810
		345,106
Electric Utilities - 0.9%
DTE Electric Co.
5.40%, 04/01/2053	250,000	242,805
Duke Energy Corp.
3.75%, 09/01/2046	250,000	184,264
Interstate Power & Light Co.
3.50%, 09/30/2049	225,000	157,761
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/2028	250,000	226,455
PECO Energy Co.
3.05%, 03/15/2051	250,000	161,877
		973,162
Electronic Equipment, Instruments & Components - 0.2%
Vontier Corp.
1.80%, 04/01/2026	200,000	191,796
Financial Services - 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.63%, 10/15/2027	250,000	248,364
American Express Co.
Fixed until 10/30/2030, 6.49% (A), 10/30/2031	250,000	267,299
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (B)	$ 350,000	$ 338,506
Capital One Financial Corp.
Fixed until 05/10/2027, 4.93% (A), 05/10/2028	200,000	199,342
Fixed until 06/08/2028, 6.31% (A), 06/08/2029	200,000	206,558
Jefferies Financial Group, Inc.
2.63%, 10/15/2031	250,000	210,855
6.20%, 04/14/2034	100,000	103,138
KKR Group Finance Co. VIII LLC
3.50%, 08/25/2050 (B)	250,000	172,704
Synchrony Financial
3.70%, 08/04/2026	100,000	97,810
		1,844,576
Food Products - 0.2%
J M Smucker Co.
6.20%, 11/15/2033	250,000	263,827
Health Care Equipment & Supplies - 0.2%
GE HealthCare Technologies, Inc.
5.60%, 11/15/2025	250,000	251,675
Health Care Providers & Services - 0.4%
Cigna Group
4.38%, 10/15/2028	50,000	48,999
Health Care Service Corp. A Mutual Legal Reserve Co.
2.20%, 06/01/2030 (B)	350,000	302,625
Humana, Inc.
5.38%, 04/15/2031	150,000	148,789
		500,413
Health Care REITs - 0.3%
Healthpeak OP LLC
3.25%, 07/15/2026	150,000	146,601
Omega Healthcare Investors, Inc.
3.38%, 02/01/2031	225,000	199,689
		346,290
Insurance - 1.1%
Aflac, Inc.
4.75%, 01/15/2049	250,000	219,213
American International Group, Inc.
4.75%, 04/01/2048	100,000	88,555
Athene Holding Ltd.
6.25%, 04/01/2054	125,000	125,553
Empower Finance 2020 LP
3.08%, 09/17/2051 (B)	350,000	220,302
Five Corners Funding Trust II
2.85%, 05/15/2030 (B)	250,000	223,488
Liberty Mutual Group, Inc.
3.95%, 05/15/2060 (B)	100,000	67,193
Old Republic International Corp.
3.85%, 06/11/2051	250,000	176,072
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America
3.30%, 05/15/2050 (B)	$ 200,000	$ 133,505
		1,253,881
IT Services - 0.4%
Dell International LLC/EMC Corp.
3.45%, 12/15/2051	250,000	169,884
8.35%, 07/15/2046	19,000	24,228
HP, Inc.
2.65%, 06/17/2031	250,000	214,127
		408,239
Oil, Gas & Consumable Fuels - 2.9%
Devon Energy Corp.
5.20%, 09/15/2034	400,000	380,078
Diamondback Energy, Inc.
5.40%, 04/18/2034	295,000	290,332
Eastern Gas Transmission & Storage, Inc.
3.00%, 11/15/2029	250,000	228,923
Enbridge, Inc.
5.70%, 03/08/2033	125,000	126,360
Energy Transfer LP
5.25%, 04/15/2029	100,000	100,340
6.55%, 12/01/2033	250,000	266,149
Exxon Mobil Corp.
4.11%, 03/01/2046	225,000	182,696
Kinder Morgan, Inc.
5.55%, 06/01/2045	350,000	327,024
Marathon Petroleum Corp.
3.80%, 04/01/2028	175,000	168,860
4.70%, 05/01/2025	200,000	199,776
MPLX LP
2.65%, 08/15/2030	400,000	350,018
Phillips 66
4.65%, 11/15/2034	100,000	93,251
Valero Energy Corp.
4.00%, 06/01/2052	100,000	71,387
6.63%, 06/15/2037	250,000	262,248
Valero Energy Partners LP
4.50%, 03/15/2028	250,000	246,442
		3,293,884
Passenger Airlines - 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%, 10/20/2028 (B)	250,000	246,621
Pharmaceuticals - 0.2%
Pfizer Investment Enterprises Pte. Ltd.
5.30%, 05/19/2053	200,000	187,560
Retail REITs - 0.2%
Realty Income Corp.
4.85%, 03/15/2030	200,000	198,718
Semiconductors & Semiconductor Equipment - 0.0% (D)
Broadcom, Inc.
3.19%, 11/15/2036 (B)	9,000	7,252
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.6%
Fiserv, Inc.
3.50%, 07/01/2029	$ 200,000	$ 187,634
Intuit, Inc.
5.20%, 09/15/2033	100,000	100,180
Oracle Corp.
3.95%, 03/25/2051	250,000	185,328
VMware LLC
2.20%, 08/15/2031	250,000	207,431
		680,573
Technology Hardware, Storage & Peripherals - 0.2%
CDW LLC/CDW Finance Corp.
5.10%, 03/01/2030	204,000	200,858
		200,858
Total Corporate Debt Securities (Cost $19,874,337)		18,193,097
U.S. GOVERNMENT OBLIGATIONS - 12.7%
U.S. Treasury - 12.7%
U.S. Treasury Bonds
2.00%, 02/15/2050	700,000	407,176
2.75%, 08/15/2042 - 11/15/2042	1,800,000	1,350,710
3.00%, 05/15/2047	750,000	554,971
3.75%, 08/15/2041	250,000	220,156
4.13%, 08/15/2053	1,255,000	1,119,646
4.25%, 08/15/2054	255,000	233,285
4.38%, 05/15/2041	500,000	476,641
4.63%, 05/15/2044	715,000	693,885
U.S. Treasury Notes
2.38%, 05/15/2027	1,000,000	957,578
2.63%, 02/15/2029	2,350,000	2,196,791
2.88%, 05/15/2028	1,250,000	1,193,848
3.88%, 11/30/2029	1,000,000	977,422
4.00%, 02/29/2028 - 02/15/2034	2,400,000	2,349,975
4.13%, 11/15/2032	250,000	243,838
4.38%, 05/15/2034	100,000	98,484
4.63%, 06/15/2027 - 09/30/2028	1,300,000	1,311,516
Total U.S. Government Obligations (Cost $15,880,420)		14,385,922
MORTGAGE-BACKED SECURITIES - 3.3%
Bunker Hill Loan Depositary Trust
Series 2020-1, Class A1, 1.72% (A), 02/25/2055 (B)	42,067	41,110
CIM Trust
Series 2021-J2, Class A4, 2.50% (A), 04/25/2051 (B)	257,313	226,795
FREMF Mortgage Trust
Series 2015-K44, Class B, 3.68% (A), 01/25/2048 (B)	410,000	408,582
Series 2020-K106, Class B, 3.56% (A), 03/25/2053 (B)	250,000	227,268
GCAT Trust
Series 2021-NQM1, Class A1, 0.87% (A), 01/25/2066 (B)	132,852	113,828
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Corp. Trust
Series 2020-PJ6, Class A2, 2.50% (A), 05/25/2051 (B)	$ 150,585	$ 120,632
JPMorgan Mortgage Trust
Series 2021-1, Class A3, 2.50% (A), 06/25/2051 (B)	432,262	346,089
Series 2021-3, Class A3, 2.50% (A), 07/25/2051 (B)	201,304	160,650
Series 2021-6, Class A4, 2.50% (A), 10/25/2051 (B)	524,895	461,000
Series 2024-5, Class A4, 6.00% (A), 11/25/2054 (B)	202,094	203,108
JPMorgan Wealth Management
Series 2020-ATR1, Class A3, 3.00% (A), 02/25/2050 (B)	101,429	86,289
PSMC Trust
Series 2021-1, Class A11, 2.50% (A), 03/25/2051 (B)	306,118	267,826
RCKT Mortgage Trust
Series 2021-6, Class A5, 2.50% (A), 12/25/2051 (B)	305,844	265,602
Sequoia Mortgage Trust
Series 2013-7, Class A2, 3.00% (A), 06/25/2043	187,399	163,447
Towd Point Mortgage Trust
Series 2024-4, Class A1A, 4.39% (A), 10/27/2064 (B)	487,728	473,637
Wells Fargo Mortgage-Backed Securities Trust
Series 2021-INV2, Class A2, 2.50% (A), 09/25/2051 (B)	188,840	150,703
Total Mortgage-Backed Securities (Cost $4,226,133)		3,716,566
ASSET-BACKED SECURITIES - 1.7%
Carmax Auto Owner Trust
Series 2022-3, Class A4, 4.06%, 02/15/2028	203,000	201,595
Chesapeake Funding II LLC
Series 2023-1A, Class A1, 5.65%, 05/15/2035 (B)	286,841	288,687
CNH Equipment Trust
Series 2023-A, Class A3, 4.81%, 08/15/2028	500,000	501,902
Dell Equipment Finance Trust
Series 2023-2, Class A2, 5.84%, 01/22/2029 (B)	35,431	35,472
Enterprise Fleet Financing LLC
Series 2022-4, Class A2, 5.76%, 10/22/2029 (B)	164,174	165,319
Series 2023-1, Class A2, 5.51%, 01/22/2029 (B)	131,098	131,762
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing III LLC
Series 2022-1A, Class A, 1.99%, 06/25/2026 (B)	$ 250,000	$ 248,075
Honda Auto Receivables Owner Trust
Series 2021-3, Class A3, 0.41%, 11/18/2025	21,516	21,472
JPMorgan Chase Bank NA - CACLN
Series 2021-3, Class C, 0.86%, 02/26/2029 (B)	19,956	19,785
LAD Auto Receivables Trust
Series 2023-2A, Class A2, 5.93%, 06/15/2027 (B)	54,817	54,956
Towd Point HE Trust
Series 2021-HE1, Class A1, 0.92% (A), 02/25/2063 (B)	53,114	51,769
Towd Point Mortgage Trust
Series 2024-CES1, Class A1A, 5.85% (A), 01/25/2064 (B)	243,244	243,965
Total Asset-Backed Securities (Cost $1,942,363)		1,964,759
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
Massachusetts - 0.0% (D)
University of Massachusetts Building Authority, Revenue Bonds,
6.57%, 05/01/2039	35,000	35,022
Oregon - 0.2%
Hillsboro School District No. 1J, General Obligation Limited,
4.36%, 06/30/2034	200,000	191,561
Total Municipal Government Obligations (Cost $235,756)		226,583
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 1.80% (E), dated 12/31/2024, to be repurchased at $1,621,900 on 01/02/2025. Collateralized by a U.S. Government Obligation, 4.63%, due 11/15/2026, and with a value of $1,654,247.	1,621,738	1,621,738
Total Repurchase Agreement (Cost $1,621,738)		1,621,738
Total Investments (Cost $112,463,595)		113,220,855
Net Other Assets (Liabilities) - 0.3%		392,530
Net Assets - 100.0%		$ 113,613,385
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$46,062,436	$—	$—	$46,062,436
U.S. Government Agency Obligations	—	27,049,754	—	27,049,754
Corporate Debt Securities	—	18,193,097	—	18,193,097
U.S. Government Obligations	—	14,385,922	—	14,385,922
Mortgage-Backed Securities	—	3,716,566	—	3,716,566
Asset-Backed Securities	—	1,964,759	—	1,964,759
Municipal Government Obligations	—	226,583	—	226,583
Repurchase Agreement	—	1,621,738	—	1,621,738
Total Investments	$46,062,436	$67,158,419	$—	$113,220,855
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $6,953,668, representing 6.1% of the
Portfolio's net assets.

(C)
All or a portion of the security is on loan. The total value of the securities on loan is $246,252, collateralized by non-cash collateral, such as U.S.
government securities of $251,535. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rate disclosed reflects the yield at December 31, 2024.
(F)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $110,841,857) (including securities loaned of $246,252)	$111,599,117
Repurchase agreement, at value (cost $1,621,738)	1,621,738
Receivables and other assets:
Net income from securities lending	124
Shares of beneficial interest sold	1,220
Dividends	107,537
Interest	450,830
Total assets	113,780,566
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	120
Investment management fees	74,436
Distribution and service fees	25,492
Transfer agent costs	120
Trustee and CCO fees	33
Audit and tax fees	33,060
Custody fees	22,316
Legal fees	1,519
Printing and shareholder reports fees	3,275
Other accrued expenses	6,810
Total liabilities	167,181
Net assets	$113,613,385
Net assets consist of:
Capital stock ($0.01 par value)	$102,567
Additional paid-in capital	112,777,980
Total distributable earnings (accumulated losses)	732,838
Net assets	$113,613,385
Shares outstanding	10,256,686
Net asset value and offering price per share	$11.08
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$1,320,765
Interest income	2,869,419
Net income from securities lending	4,686
Total investment income	4,194,870
Expenses:
Investment management fees	886,948
Distribution and service fees	303,749
Transfer agent costs	1,357
Trustee and CCO fees	5,796
Audit and tax fees	33,931
Custody fees	38,334
Legal fees	13,364
Printing and shareholder reports fees	12,241
Other	19,708
Total expenses	1,315,428
Net investment income (loss)	2,879,442
Net realized gain (loss) on:
Investments	(658,207)
Net change in unrealized appreciation (depreciation) on:
Investments	1,882,990
Net realized and change in unrealized gain (loss)	1,224,783
Net increase (decrease) in net assets resulting from operations	$4,104,225
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$2,879,442	$2,947,847
Net realized gain (loss)	(658,207)	(2,095,938)
Net change in unrealized appreciation (depreciation)	1,882,990	4,036,821
Net increase (decrease) in net assets resulting from operations	4,104,225	4,888,730
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(3,024,457)	(8,554,749)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,024,457)	(8,554,749)
Capital share transactions:
Proceeds from shares sold	2,845,371	3,138,211
Dividends and/or distributions reinvested	3,024,457	8,554,749
Cost of shares redeemed	(22,882,513)	(21,920,983)
Net increase (decrease) in net assets resulting from capital share transactions	(17,012,685)	(10,228,023)
Net increase (decrease) in net assets	(15,932,917)	(13,894,042)
Net assets:
Beginning of year	129,546,302	143,440,344
End of year	$113,613,385	$129,546,302
Capital share transactions - shares:
Shares issued	256,011	280,895
Shares reinvested	269,559	804,774
Shares redeemed	(2,064,510)	(1,994,046)
Net increase (decrease) in shares outstanding	(1,538,940)	(908,377)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.98	$11.29	$15.03	$14.34	$13.84
Investment operations:
Net investment income (loss)(A)	0.26	0.24	0.22	0.18	0.21
Net realized and unrealized gain (loss)	0.12	0.19	(1.74)	0.94	0.86
Total investment operations	0.38	0.43	(1.52)	1.12	1.07
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.23)	(0.23)	(0.24)	(0.23)
Net realized gains	—	(0.51)	(1.99)	(0.19)	(0.34)
Total dividends and/or distributions to shareholders	(0.28)	(0.74)	(2.22)	(0.43)	(0.57)
Net asset value, end of year	$11.08	$10.98	$11.29	$15.03	$14.34
Total return	3.47%	3.97%	(10.38)%	7.87%	7.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$113,613	$129,546	$143,440	$176,032	$210,086
Expenses to average net assets	1.08%	1.08%	1.06%	1.05%	1.04%
Net investment income (loss) to average net assets	2.37%	2.19%	1.69%	1.21%	1.55%
Portfolio turnover rate	17%	31%	32%	33%	40%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $7,031.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. The Portfolio’s emphasis on dividend paying stocks could cause the Portfolio’s share price and total return to fluctuate more than, or cause the Portfolio to underperform, similar Portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.09%	May 1 ,2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$14,364,743	$6,653,198	$30,472,442	$8,257,232
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$112,543,525	$8,197,956	$(7,520,626)	$677,330
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$531,183	$2,378,257
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$3,024,457	$—	$—	$—	$2,912,665	$—	$5,642,084	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,964,948	$—	$—	$(2,909,440)	$—	$—	$677,330
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Madison Diversified Income VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Market Participation Strategy VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 24.6%
U.S. Treasury - 24.6%
U.S. Treasury Bonds, Principal Only STRIPS
Zero Coupon, 02/15/2027	$ 18,000,000	$ 16,417,469
U.S. Treasury Notes
1.63%, 10/31/2026	62,000,000	59,163,984
Total U.S. Government Obligations (Cost $80,052,488)		75,581,453
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.1%
Federal Home Loan Banks
3.25%, 11/16/2028 (A)	29,000,000	27,978,384
Federal Home Loan Mortgage Corp.
1.50%, 02/12/2025	5,000,000	4,983,737
Federal National Mortgage Association
0.63%, 04/22/2025 (A)	25,000,000	24,726,782
6.25%, 05/15/2029	6,500,000	6,979,075
Total U.S. Government Agency Obligations (Cost $67,922,066)		64,667,978
FOREIGN GOVERNMENT OBLIGATIONS - 9.8%
Supranational - 9.8%
European Investment Bank
3.88%, 03/15/2028	7,000,000	6,892,231

Inter-American Development Bank
4.00%, 01/12/2028	7,000,000	6,923,557

International Bank for Reconstruction & Development
0.88%, 07/15/2026	17,000,000	16,123,164
		29,938,952
Total Foreign Government Obligations (Cost $30,969,712)		29,938,952
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 16.4%
U.S. Treasury Bills
4.57% (B), 02/11/2025	22,000,000	21,897,751
5.09% (B), 07/10/2025 (C)	29,000,000	28,375,521
Total Short-Term U.S. Government Obligations (Cost $50,188,729)		50,273,272

	Shares	Value
OTHER INVESTMENT COMPANY - 6.8%
Securities Lending Collateral - 6.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	20,969,169	$ 20,969,169
Total Other Investment Company (Cost $20,969,169)		20,969,169

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $9,658,838 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $9,851,067.	$ 9,657,872	9,657,872
	Total Repurchase Agreement (Cost $9,657,872)	9,657,872
	Total Investments Excluding Options Purchased (Cost $259,760,036)	251,088,696
	Total Options Purchased - 24.9% (Cost $48,438,195)	76,443,698
	Total Investments (Cost $308,198,231)	327,532,394
	Net Other Assets (Liabilities) - (6.7)%	(20,762,269)
	Net Assets - 100.0%	$ 306,770,125
OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call – S&P 500® Index	MSC	USD	4,510.00	02/28/2029	USD	129,395,860	220	$25,828,110	$48,489,672
Call – S&P 500® Index	UBS	USD	5,450.00	06/11/2029	USD	99,987,710	170	22,610,085	27,954,026
Total								$48,438,195	$76,443,698
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	20	03/31/2025	$4,110,346	$4,112,188	$1,842	$—
5-Year U.S. Treasury Notes	259	03/31/2025	27,640,583	27,532,914	—	(107,669)
10-Year U.S. Treasury Notes	125	03/20/2025	13,709,191	13,593,750	—	(115,441)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FUTURES CONTRACTS (continued):

Long Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bonds	63	03/20/2025	$7,326,309	$7,172,156	$—	$(154,153)
U.S. Treasury Ultra Bonds	50	03/20/2025	6,114,536	5,945,313	—	(169,223)
Total					$1,842	$(546,486)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(6)	03/21/2025	$(1,794,218)	$(1,780,725)	$13,493	$—
Total Futures Contracts					$15,335	$(546,486)
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$75,581,453	$—	$75,581,453
U.S. Government Agency Obligations	—	64,667,978	—	64,667,978
Foreign Government Obligations	—	29,938,952	—	29,938,952
Short-Term U.S. Government Obligations	—	50,273,272	—	50,273,272
Other Investment Company	20,969,169	—	—	20,969,169
Repurchase Agreement	—	9,657,872	—	9,657,872
Over-the-Counter Options Purchased	—	76,443,698	—	76,443,698
Total Investments	$20,969,169	$306,563,225	$—	$327,532,394
Other Financial Instruments
Futures Contracts (E)	$15,335	$—	$—	$15,335
Total Other Financial Instruments	$15,335	$—	$—	$15,335
LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(546,486)	$—	$—	$(546,486)
Total Other Financial Instruments	$(546,486)	$—	$—	$(546,486)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $20,552,465, collateralized by cash collateral of $20,969,169. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $2,544,012.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(E)	Derivative instruments are valued at unrealized appreciation (depreciation).
COUNTERPARTY ABBREVIATION(S):
MSC	Morgan Stanley & Co.
UBS	UBS AG
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S):
STRIPS	Separate Trading of Registered Interest and Principal of Securities
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $298,540,359) (including securities loaned of $20,552,465)	$317,874,522
Repurchase agreement, at value (cost $9,657,872)	9,657,872
Receivables and other assets:
Net income from securities lending	7,384
Interest	681,569
Total assets	328,221,347
Liabilities:
Cash collateral received upon return of:
Securities on loan	20,969,169
Payables and other liabilities:
Shares of beneficial interest redeemed	86,932
Investment management fees	187,466
Distribution and service fees	68,922
Transfer agent costs	317
Trustee and CCO fees	89
Audit and tax fees	23,201
Custody fees	14,113
Legal fees	3,991
Printing and shareholder reports fees	9,118
Other accrued expenses	5,226
Variation margin payable on futures contracts	82,678
Total liabilities	21,451,222
Net assets	$306,770,125
Net assets consist of:
Capital stock ($0.01 par value)	$271,108
Additional paid-in capital	273,404,950
Total distributable earnings (accumulated losses)	33,094,067
Net assets	$306,770,125
Shares outstanding	27,110,751
Net asset value and offering price per share	$11.32
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Interest income	$6,656,830
Net income from securities lending	80,019
Total investment income	6,736,849
Expenses:
Investment management fees	2,188,160
Distribution and service fees	804,471
Transfer agent costs	3,589
Trustee and CCO fees	15,378
Audit and tax fees	25,511
Custody fees	24,674
Legal fees	29,577
Printing and shareholder reports fees	32,684
Other	24,510
Total expenses	3,148,554
Net investment income (loss)	3,588,295
Net realized gain (loss) on:
Investments	21,648,326
Futures contracts	(564,787)
Net realized gain (loss)	21,083,539
Net change in unrealized appreciation (depreciation) on:
Investments	22,818,083
Futures contracts	(2,467,401)
Net change in unrealized appreciation (depreciation)	20,350,682
Net realized and change in unrealized gain (loss)	41,434,221
Net increase (decrease) in net assets resulting from operations	$45,022,516
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$3,588,295	$4,807,096
Net realized gain (loss)	21,083,539	2,234,011
Net change in unrealized appreciation (depreciation)	20,350,682	28,469,566
Net increase (decrease) in net assets resulting from operations	45,022,516	35,510,673
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(4,825,962)	(1,315,462)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,825,962)	(1,315,462)
Capital share transactions:
Proceeds from shares sold	3,601,150	3,273,031
Dividends and/or distributions reinvested	4,825,962	1,315,462
Cost of shares redeemed	(66,765,453)	(50,237,006)
Net increase (decrease) in net assets resulting from capital share transactions	(58,338,341)	(45,648,513)
Net increase (decrease) in net assets	(18,141,787)	(11,453,302)
Net assets:
Beginning of year	324,911,912	336,365,214
End of year	$306,770,125	$324,911,912
Capital share transactions - shares:
Shares issued	341,135	346,743
Shares reinvested	441,130	136,742
Shares redeemed	(6,178,327)	(5,335,148)
Net increase (decrease) in shares outstanding	(5,396,062)	(4,851,663)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.00	$9.00	$14.11	$13.78	$11.70
Investment operations:
Net investment income (loss)(A)	0.12	0.14	0.04	0.01	0.07
Net realized and unrealized gain (loss)	1.37	0.90	(2.07)	1.92	2.29
Total investment operations	1.49	1.04	(2.03)	1.93	2.36
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.04)	(0.00)(B)	(0.07)	(0.13)
Net realized gains	—	—	(3.08)	(1.53)	(0.15)
Total dividends and/or distributions to shareholders	(0.17)	(0.04)	(3.08)	(1.60)	(0.28)
Net asset value, end of year	$11.32	$10.00	$9.00	$14.11	$13.78
Total return	14.94%	11.55%	(15.30)%	14.45%	20.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$306,770	$324,912	$336,365	$460,349	$467,693
Expenses to average net assets	0.98%	0.98%	0.97%	0.96%	0.97%
Net investment income (loss) to average net assets	1.12%	1.46%	0.35%	0.04%	0.52%
Portfolio turnover rate	10%	16%	3%	72%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$20,969,169	$—	$—	$—	$20,969,169
Total Borrowings	$20,969,169	$—	$—	$—	$20,969,169
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Open option contracts at December 31, 2024, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions: Investments, at value (A)	$—	$—	$76,443,698	$—	$—	$76,443,698
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	1,842	—	13,493	—	—	15,335
Total	$1,842	$—	$76,457,191	$—	$—	$76,459,033

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(546,486)	$—	$—	$—	$—	$(546,486)
Total	$(546,486)	$—	$—	$—	$—	$(546,486)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$21,910,221	$—	$—	$21,910,221
Futures contracts	(1,593,947)	—	1,029,160	—	—	(564,787)
Total	$(1,593,947)	$—	$22,939,381	$—	$—	$21,345,434

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$19,508,821	$—	$—	$19,508,821
Futures contracts	(1,945,271)	—	(522,130)	—	—	(2,467,401)
Total	$(1,945,271)	$—	$18,986,691	$—	$—	$17,041,420

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Options:
Average value of option contracts purchased	$69,201,476
Futures contracts:
Average notional value of contracts — long	78,300,557
Average notional value of contracts — short	(715,385)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect.
Tactical asset allocation risk: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation).The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Leveraging risk: To the extent that the Portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the Portfolio’s assets. The Portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to the risks associated with investing in those issuers.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$22,610,085	$—	$44,279,865	$4,237,813
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$308,198,231	$28,090,046	$(8,755,883)	$19,334,163
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the capital loss carryforwards utilized are $8,411,741.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$4,825,962	$—	$—	$—	$1,315,462	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$3,555,507	$—	$10,204,397	$—	$—	$—	$19,334,163
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Market Participation Strategy VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Morgan Stanley Capital Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 91.0%
Automobiles - 9.0%
Rivian Automotive, Inc., Class A (A)(B)	33,217	$ 441,786
Tesla, Inc. (A)	36,420	14,707,853
		15,149,639
Biotechnology - 1.5%
ProKidney Corp. (A)(B)	104,554	176,696
Roivant Sciences Ltd. (A)(B)	198,808	2,351,899
		2,528,595
Broadline Retail - 8.6%
Global-e Online Ltd. (A)	114,340	6,234,960
MercadoLibre, Inc. (A)	4,915	8,357,663
		14,592,623
Capital Markets - 1.4%
Coinbase Global, Inc., Class A (A)	2,938	729,505
Intercontinental Exchange, Inc.	10,978	1,635,832
		2,365,337
Entertainment - 4.9%
ROBLOX Corp., Class A (A)	143,539	8,305,167
Financial Services - 8.8%
Adyen NV (A)(C)	2,909	4,330,093
Affirm Holdings, Inc. (A)	172,052	10,477,967
		14,808,060
Health Care Providers & Services - 0.3%
agilon health, Inc. (A)	318,600	605,341
Hotels, Restaurants & Leisure - 9.3%
Airbnb, Inc., Class A (A)	33,324	4,379,107
DoorDash, Inc., Class A (A)	67,169	11,267,600
		15,646,707
IT Services - 16.9%
Cloudflare, Inc., Class A (A)	124,740	13,432,003
Shopify, Inc., Class A (A)	102,076	10,853,741
Snowflake, Inc., Class A (A)	27,511	4,247,974
		28,533,718
Leisure Products - 0.7%
Peloton Interactive, Inc., Class A (A)	134,886	1,173,508
Media - 6.2%
Trade Desk, Inc., Class A (A)	89,019	10,462,403
Pharmaceuticals - 3.3%
Royalty Pharma PLC, Class A	218,091	5,563,501
Semiconductors & Semiconductor Equipment - 2.6%
ASML Holding NV	6,350	4,401,058
	Shares	Value
COMMON STOCKS (continued)
Software - 11.6%
AppLovin Corp., Class A (A)	8,385	$ 2,715,315
Aurora Innovation, Inc. (A)	873,879	5,505,438
MicroStrategy, Inc., Class A (A)	13,225	3,830,224
Samsara, Inc., Class A (A)	174,289	7,614,686
		19,665,663
Specialized REITs - 0.8%
American Tower Corp.	7,288	1,336,692
Specialty Retail - 4.6%
Carvana Co. (A)	38,181	7,764,488
Textiles, Apparel & Luxury Goods - 0.5%
LVMH Moet Hennessy Louis Vuitton SE	1,207	794,547
Total Common Stocks (Cost $116,027,984)		153,697,047
OTHER INVESTMENT COMPANY - 0.0% (D)
Securities Lending Collateral - 0.0% (D)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (E)	74,590	74,590
Total Other Investment Company (Cost $74,590)		74,590

	Principal	Value
REPURCHASE AGREEMENT - 9.3%
Fixed Income Clearing Corp., 1.80% (E), dated 12/31/2024, to be repurchased at $15,712,198 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $16,024,914.	$ 15,710,627	15,710,627
	Total Repurchase Agreement (Cost $15,710,627)	15,710,627
	Total Investments Excluding Options Purchased (Cost $131,813,201)	169,482,264
	Total Options Purchased - 0.3% (Cost $717,994)	495,811
	Total Investments (Cost $132,531,195)	169,978,075
	Net Other Assets (Liabilities) - (0.6)%	(1,063,663)
	Net Assets - 100.0%	$ 168,914,412
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put – USD vs. CNH	JPM	USD	7.66	09/01/2025	USD	16,084,541	$66,723	$100,705
Put – USD vs. CNH	GSI	USD	7.69	01/06/2025	USD	33,141,518	125,400	66
Put – USD vs. CNH	SCB	USD	7.76	10/16/2025	USD	32,451,443	141,229	181,144
Put – USD vs. CNH	JPM	USD	7.77	07/31/2025	USD	14,755,298	64,215	57,251
Put – USD vs. CNH	JPM	USD	7.78	03/25/2025	USD	33,222,362	141,029	23,621
Put – USD vs. CNH	GSI	USD	8.02	12/02/2025	USD	37,844,736	179,398	133,024
Total							$717,994	$495,811
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$148,572,407	$5,124,640	$—	$153,697,047
Other Investment Company	74,590	—	—	74,590
Repurchase Agreement	—	15,710,627	—	15,710,627
Over-the-Counter Foreign Exchange Options Purchased	—	495,811	—	495,811
Total Investments	$148,646,997	$21,331,078	$—	$169,978,075
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $2,287,591, collateralized by cash collateral of $74,590 and non-cash collateral, such as U.S. government securities of $2,294,020. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $4,330,093, representing 2.6% of the
Portfolio's net assets.

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rate disclosed reflects the yield at December 31, 2024.
(F)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATION(S):
CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $116,820,568) (including securities loaned of $2,287,591)	$154,267,448
Repurchase agreement, at value (cost $15,710,627)	15,710,627
Foreign currency, at value (cost $1,553)	1,554
Receivables and other assets:
Net income from securities lending	1,587
Dividends	11,807
Interest	786
Total assets	169,993,809
Liabilities:
Cash collateral received upon return of:
Securities on loan	74,590
Cash collateral at broker for:
OTC derivatives	500,000
Payables and other liabilities:
Investments purchased	260,588
Shares of beneficial interest redeemed	53,394
Investment management fees	136,343
Transfer agent costs	153
Trustee and CCO fees	43
Audit and tax fees	23,850
Custody fees	10,818
Legal fees	1,640
Printing and shareholder reports fees	11,103
Other accrued expenses	6,875
Total liabilities	1,079,397
Net assets	$168,914,412
Net assets consist of:
Capital stock ($0.01 par value)	$210,697
Additional paid-in capital	925,678,270
Total distributable earnings (accumulated losses)	(756,974,555)
Net assets	$168,914,412
Shares outstanding	21,069,747
Net asset value and offering price per share	$8.02
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$251,642
Interest income	198,963
Net income from securities lending	35,823
Total investment income	486,428
Expenses:
Investment management fees	947,658
Transfer agent costs	1,561
Trustee and CCO fees	6,802
Audit and tax fees	24,800
Custody fees	16,805
Legal fees	9,250
Printing and shareholder reports fees	7,158
Other	19,098
Total expenses before waiver and/or reimbursement and recapture	1,033,132
Expenses waived and/or reimbursed:
Initial Class	(46,714)
Recapture of previously waived and/or reimbursed fees:
Initial Class	68,849
Net expenses	1,055,267
Net investment income (loss)	(568,839)
Net realized gain (loss) on:
Investments	28,600,518
Foreign currency transactions	2,493
Net realized gain (loss)	28,603,011
Net change in unrealized appreciation (depreciation) on:
Investments	25,189,226
Translation of assets and liabilities denominated in foreign currencies	(67)
Net change in unrealized appreciation (depreciation)	25,189,159
Net realized and change in unrealized gain (loss)	53,792,170
Net increase (decrease) in net assets resulting from operations	$53,223,331
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$(568,839)	$(1,706,486)
Net realized gain (loss)	28,603,011	(483,923,894)
Net change in unrealized appreciation (depreciation)	25,189,159	592,836,635
Net increase (decrease) in net assets resulting from operations	53,223,331	107,206,255
Capital share transactions:
Proceeds from shares sold:
Initial Class	3,595,240	10,985,798
Service Class (A)	—	13,755,075
	3,595,240	24,740,873
Cost of shares redeemed:
Initial Class	(22,164,215)	(271,294,639)
Service Class (A)	—	(443,639,180)
	(22,164,215)	(714,933,819)
Net increase (decrease) in net assets resulting from capital share transactions	(18,568,975)	(690,192,946)
Net increase (decrease) in net assets	34,654,356	(582,986,691)
Net assets:
Beginning of year	134,260,056	717,246,747
End of year	$168,914,412	$134,260,056
Capital share transactions - shares:
Shares issued:
Initial Class	600,483	2,430,621
Service Class (A)	—	3,875,718
	600,483	6,306,339
Shares redeemed:
Initial Class	(3,683,440)	(64,603,491)
Service Class (A)	—	(129,187,634)
	(3,683,440)	(193,791,125)
Net increase (decrease) in shares outstanding:
Initial Class	(3,082,957)	(62,172,870)
Service Class (A)	—	(125,311,916)
	(3,082,957)	(187,484,786)

(A)	Service class shares were liquidated on September 22, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$5.56	$3.79	$29.23	$38.86	$18.46
Investment operations:
Net investment income (loss)(A)	(0.02)	(0.02)	(0.06)	(0.25)	(0.19)
Net realized and unrealized gain (loss)	2.48	1.79	(15.27)	1.48	21.70
Total investment operations	2.46	1.77	(15.33)	1.23	21.51
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(10.11)	(10.86)	(1.11)
Net asset value, end of year	$8.02	$5.56	$3.79	$29.23	$38.86
Total return	44.24%	46.70%	(59.84)%	(0.53)%	117.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$168,914	$134,260	$326,844	$1,621,984	$2,000,396
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.85%	0.76%	0.72%	0.73%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%(B)	0.72%	0.73%
Net investment income (loss) to average net assets	(0.41)%	(0.34)%	(0.56)%	(0.66)%	(0.70)%
Portfolio turnover rate	45%	28%	37%	59%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$74,590	$—	$—	$—	$74,590
Total Borrowings	$74,590	$—	$—	$—	$74,590
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.
Open option contracts at December 31, 2024, are included within the Schedule of Investments.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions: Investments, at value	$—	$495,811	$—	$—	$—	$495,811
Total	$—	$495,811	$—	$—	$—	$495,811
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions	$—	$(748,862)	$—	$—	$—	$(748,862)
Total	$—	$(748,862)	$—	$—	$—	$(748,862)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions	$—	$512,361	$—	$—	$—	$512,361
Total	$—	$512,361	$—	$—	$—	$512,361
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Options:
Average value of option contracts purchased	$182,727
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Goldman Sachs International	$133,090	$—	$(133,090)	$—	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	181,577	—	(180,000)	1,577	—	—	—	—
Standard Chartered Bank	181,144	—	(170,000)	11,144	—	—	—	—
Total	$495,811	$—	$(483,090)	$12,721	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1.5 billion	0.6825%
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5500
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.76%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2022	2023	2024	Total
Initial Class	$—	$122,452	$46,714	$169,166
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.15% of Initial Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$58,819,660	$—	$85,699,771	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(1,333,082)	$1,333,082
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$135,906,995	$49,118,332	$(15,047,252)	$34,071,080
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$157,342,709	$633,702,927
During the year ended December 31, 2024, the capital loss carryforwards utilized are $25,610,576.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$—	$—	$—	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$(791,045,636)	$—	$—	$34,071,081
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. OPERATING SEGMENTS (continued)
operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Capital Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Morgan Stanley Global Allocation Managed Risk -Balanced
VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANY - 96.8%
International Mixed Allocation Fund - 96.8%
Transamerica Morgan Stanley Global Allocation VP (A)	36,799,068	$ 193,195,109
Total Investment Company (Cost $251,094,294)		193,195,109

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $5,746,010 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $5,860,471.	$ 5,745,436	5,745,436
Total Repurchase Agreement (Cost $5,745,436)		5,745,436
Total Investments (Cost $256,839,730)		198,940,545
Net Other Assets (Liabilities) - 0.3%		570,086
Net Assets - 100.0%		$ 199,510,631
FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(1)	03/21/2025	$(114,174)	$(112,490)	$1,684	$—
EUR Currency	(14)	03/17/2025	(1,828,954)	(1,817,988)	10,966	—
EURO STOXX 50® Index	(34)	03/21/2025	(1,723,044)	(1,719,034)	4,010	—
FTSE 100 Index	(4)	03/21/2025	(407,372)	(409,647)	—	(2,275)
GBP Currency	(5)	03/17/2025	(392,490)	(390,719)	1,771	—
JPY Currency	(13)	03/17/2025	(1,048,848)	(1,041,625)	7,223	—
MSCI Emerging Markets Index	(26)	03/21/2025	(1,414,534)	(1,395,940)	18,594	—
Nikkei 225 Index	(4)	03/13/2025	(991,579)	(1,014,331)	—	(22,752)
S&P 500® E-Mini Index	(27)	03/21/2025	(8,120,030)	(8,013,263)	106,767	—
S&P Midcap 400® E-Mini Index	(1)	03/21/2025	(318,629)	(314,670)	3,959	—
Total Futures Contracts					$154,974	$(25,027)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$193,195,109	$—	$—	$193,195,109
Repurchase Agreement	—	5,745,436	—	5,745,436
Total Investments	$193,195,109	$5,745,436	$—	$198,940,545
Other Financial Instruments
Futures Contracts (D)	$154,974	$—	$—	$154,974
Total Other Financial Instruments	$154,974	$—	$—	$154,974
LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(25,027)	$—	$—	$(25,027)
Total Other Financial Instruments	$(25,027)	$—	$—	$(25,027)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and/or affiliated investment in the Initial Class shares of funds within
Transamerica Series Trust. The Portfolio's transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Morgan Stanley Global Allocation VP	$215,461,357	$22,603,737	$(36,961,394)	$(22,119,598)	$14,211,007	$193,195,109	36,799,068	$22,603,737	$—

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(D)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PORTFOLIO ABBREVIATION(S):
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $251,094,294)	$193,195,109
Repurchase agreement, at value (cost $5,745,436)	5,745,436
Cash collateral pledged at broker for:
Futures contracts	723,207
Receivables and other assets:
Interest	287
Variation margin receivable on futures contracts	43,211
Total assets	199,707,250
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	73,638
Investment management fees	38,935
Distribution and service fees	44,664
Transfer agent costs	208
Trustee and CCO fees	58
Audit and tax fees	17,796
Custody fees	5,686
Legal fees	2,651
Printing and shareholder reports fees	5,898
Other accrued expenses	7,085
Total liabilities	196,619
Net assets	$199,510,631
Net assets consist of:
Capital stock ($0.01 par value)	$291,293
Additional paid-in capital	274,344,127
Total distributable earnings (accumulated losses)	(75,124,789)
Net assets	$199,510,631
Shares outstanding	29,129,258
Net asset value and offering price per share	$6.85

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$22,603,737
Interest income from unaffiliated investments	141,619
Total investment income	22,745,356
Expenses:
Investment management fees	425,005
Distribution and service fees	531,256
Transfer agent costs	2,377
Trustee and CCO fees	10,162
Audit and tax fees	22,696
Custody fees	8,720
Legal fees	19,627
Printing and shareholder reports fees	21,812
Other	19,850
Total expenses before waiver and/or reimbursement and recapture	1,061,505
Expenses waived and/or reimbursed	(71,781)
Recapture of previously waived and/or reimbursed fees	9,036
Net expenses	998,760
Net investment income (loss)	21,746,596
Net realized gain (loss) on:
Affiliated investments	(22,119,598)
Unaffiliated investments	87
Futures contracts	(3,193,972)
Net realized gain (loss)	(25,313,483)
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	14,211,007
Futures contracts	129,947
Translation of assets and liabilities denominated in foreign currencies	(890)
Net change in unrealized appreciation (depreciation)	14,340,064
Net realized and change in unrealized gain (loss)	(10,973,419)
Net increase (decrease) in net assets resulting from operations	$10,773,177
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$21,746,596	$(781,189)
Net realized gain (loss)	(25,313,483)	1,227,433
Net change in unrealized appreciation (depreciation)	14,340,064	18,244,709
Net increase (decrease) in net assets resulting from operations	10,773,177	18,690,953
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(41,471,268)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(41,471,268)
Capital share transactions:
Proceeds from shares sold	1,154,386	1,812,734
Dividends and/or distributions reinvested	—	41,471,268
Cost of shares redeemed	(32,612,092)	(26,495,603)
Net increase (decrease) in net assets resulting from capital share transactions	(31,457,706)	16,788,399
Net increase (decrease) in net assets	(20,684,529)	(5,991,916)
Net assets:
Beginning of year	220,195,160	226,187,076
End of year	$199,510,631	$220,195,160
Capital share transactions - shares:
Shares issued	171,412	259,420
Shares reinvested	—	6,667,406
Shares redeemed	(4,818,793)	(3,785,009)
Net increase (decrease) in shares outstanding	(4,647,381)	3,141,817
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$6.52	$7.38	$10.45	$10.28	$10.03
Investment operations:
Net investment income (loss)(A)	0.69	(0.03)	1.43	1.32	0.54
Net realized and unrealized gain (loss)	(0.36)	0.62	(3.09)	(0.59)	0.09
Total investment operations	0.33	0.59	(1.66)	0.73	0.63
Dividends and/or distributions to shareholders:
Net investment income	—	(1.45)	(1.41)	(0.56)	(0.13)
Net realized gains	—	—	—	—	(0.25)
Total dividends and/or distributions to shareholders	—	(1.45)	(1.41)	(0.56)	(0.38)
Net asset value, end of year	$6.85	$6.52	$7.38	$10.45	$10.28
Total return	5.06%	9.00%	(16.23)%	7.18%	6.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$199,511	$220,195	$226,187	$300,295	$299,061
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.50%	0.51%	0.50%	0.48%	0.53%
Including waiver and/or reimbursement and recapture	0.47%	0.47%	0.47%	0.47%	0.51%
Net investment income (loss) to average net assets	10.23%	(0.35)%	16.41%	12.45%	5.60%
Portfolio turnover rate	— %	2%	2%	— %	5%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024

1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$19,960	$135,014	$—	$—	$154,974
Total	$—	$19,960	$135,014	$—	$—	$154,974

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(25,027)	$—	$—	$(25,027)
Total	$—	$—	$(25,027)	$—	$—	$(25,027)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(39,656)	$(3,154,316)	$—	$—	$(3,193,972)
Total	$—	$(39,656)	$(3,154,316)	$—	$—	$(3,193,972)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$19,960	$109,987	$—	$—	$129,947
Total	$—	$19,960	$109,987	$—	$—	$129,947
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — short	$(4,277,047)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s and Underlying Portfolio’s asset allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Underlying Portfolio risk: Because the Portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to the risks associated with investing in those issuers.
Subsidiary risk: By investing in the Subsidiary, the Underlying Portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Underlying Portfolio and will be subject to all of the risks that apply to similar investments if held directly by the Underlying Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in the prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the Underlying Portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the prospectus and the SAI and could adversely affect the Portfolio.
Commodities and commodity-related securities risk: Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. INVESTMENT CONCENTRATION
Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio's total assets. As of December 31, 2024, the most recent financial statements are included within this report for the following investments:
Investment	Percentage of Total Assets
Transamerica Morgan Stanley Global Allocation VP	96.74%
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $2 billion	0.20%
Over $2 billion up to $4 billion	0.19
Over $4 billion up to $6 billion	0.18
Over $6 billion up to $8 billion	0.17
Over $8 billion up to $10 billion	0.16
Over $10 billion	0.15
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.47%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2022	2023	2024	Total
Service Class	$81,098	$101,556	$71,781	$254,435
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$—	$36,961,394
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and futures straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$273,643,029	$—	$(74,725,236)	$(74,725,236)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$2,457,245	$19,199,776
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$—	$—	$41,471,268	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$21,746,596	$—	$—	$(21,657,021)	$—	$(485,663)	$(74,728,701)
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation Managed Risk -
Balanced VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Morgan Stanley Global Allocation VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 37.9%
Australia - 0.9%
ANZ Group Holdings Ltd.	21,659	$ 382,603
APA Group	9,261	39,953
Aristocrat Leisure Ltd.	4,051	171,404
ASX Ltd.	1,375	55,387
Atlassian Corp., Class A (A)	722	175,720
BHP Group Ltd.	36,408	891,249
BlueScope Steel Ltd.	3,136	36,278
Brambles Ltd.	9,978	118,824
CAR Group Ltd.	2,700	60,212
Cochlear Ltd.	468	83,969
Coles Group Ltd.	9,641	112,722
Commonwealth Bank of Australia	11,757	1,115,200
Computershare Ltd.	3,795	79,746
CSL Ltd.	3,482	606,857
Endeavour Group Ltd.	10,957	28,484
Fortescue Ltd.	12,113	136,826
Goodman Group, REIT	12,227	269,720
GPT Group, REIT	13,670	36,975
Insurance Australia Group Ltd.	16,619	87,022
Lottery Corp. Ltd.	16,000	48,922
Macquarie Group Ltd.	2,563	351,619
Medibank Pvt Ltd.	19,655	46,107
Mineral Resources Ltd.	1,244	26,372
Mirvac Group, REIT	27,587	32,016
National Australia Bank Ltd.	21,770	499,906
Northern Star Resources Ltd.	8,180	78,173
Orica Ltd.	3,530	36,226
Origin Energy Ltd.	12,147	81,950
Pro Medicus Ltd.	405	62,699
Qantas Airways Ltd. (A)	5,369	29,809
QBE Insurance Group Ltd.	10,774	128,036
Quintis Australia Pty. Ltd. (B)(C)(D)	1,725,383	1
Ramsay Health Care Ltd.	1,322	28,262
REA Group Ltd. (E)	376	54,297
Reece Ltd.	1,611	22,316
Rio Tinto Ltd.	2,675	194,478
Santos Ltd.	23,197	95,910
Scentre Group, REIT	36,969	78,485
SEEK Ltd.	2,531	35,357
SGH Ltd.	1,444	41,211
Sonic Healthcare Ltd.	3,272	54,701
South32 Ltd.	32,075	67,500
Stockland, REIT	16,845	50,046
Suncorp Group Ltd.	8,915	104,896
Telstra Group Ltd.	28,954	71,864
Transurban Group	21,892	181,435
Treasury Wine Estates Ltd.	5,837	40,933
Vicinity Ltd., REIT	27,583	35,852
Washington H Soul Pattinson & Co. Ltd.	1,709	36,197
Wesfarmers Ltd.	7,947	351,841
Westpac Banking Corp.	24,387	487,849
WiseTech Global Ltd.	1,310	98,158
Woodside Energy Group Ltd.	13,513	205,751
Woolworths Group Ltd.	8,779	165,675
		8,414,001
	Shares	Value
COMMON STOCKS (continued)
Austria - 0.1%
Erste Group Bank AG	7,143	$ 442,124
OMV AG	886	34,361
Verbund AG	407	29,511
		505,996
Belgium - 0.1%
Ageas SA	1,117	54,265
Anheuser-Busch InBev SA	6,283	314,023
D'ieteren Group	152	25,302
Elia Group SA	205	15,799
Groupe Bruxelles Lambert NV	49	3,353
Groupe Bruxelles Lambert NV (C)	531	35,943
KBC Group NV	5,335	411,927
Lotus Bakeries NV	3	33,499
Sofina SA	108	24,433
Syensqo SA	521	38,080
UCB SA	867	172,611
Warehouses De Pauw CVA, REIT	1,274	25,074
		1,154,309
Bermuda - 0.0% (F)
Arch Capital Group Ltd.	1,682	155,332
Everest Group Ltd.	193	69,955
		225,287
Canada - 1.7%
Agnico Eagle Mines Ltd.	3,732	291,976
Air Canada (A)	1,294	20,039
Alimentation Couche-Tard, Inc.	5,684	315,231
AltaGas Ltd.	2,229	51,916
ARC Resources Ltd.	4,372	79,292
Bank of Montreal	5,388	523,076
Bank of Nova Scotia	9,148	491,241
Barrick Gold Corp.	13,020	201,896
BCE, Inc.	547	12,679
Brookfield Asset Management Ltd., Class A	2,667	144,645
Brookfield Corp.	10,194	585,918
Brookfield Renewable Corp.	1,010	27,951
CAE, Inc. (A)	2,332	59,215
Cameco Corp.	3,235	166,335
Canadian Apartment Properties, REIT	610	18,091
Canadian Imperial Bank of Commerce	7,137	451,471
Canadian National Railway Co.	3,994	405,582
Canadian Natural Resources Ltd.	15,600	481,636
Canadian Pacific Kansas City Ltd.	6,992	506,263
Canadian Tire Corp. Ltd., Class A	387	40,712
Canadian Utilities Ltd., Class A	985	23,881
CCL Industries, Inc., Class B	1,118	57,516
Cenovus Energy, Inc.	10,157	153,968
CGI, Inc.	1,520	166,312
Constellation Software, Inc.	151	466,925
Descartes Systems Group, Inc. (A)	644	73,206
Dollarama, Inc.	2,103	205,231
Element Fleet Management Corp.	2,995	60,548
Emera, Inc.	2,137	79,878
Empire Co. Ltd., Class A	986	30,106
Enbridge, Inc.	16,137	684,906
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Fairfax Financial Holdings Ltd.	154	$ 214,268
First Quantum Minerals Ltd. (A)	5,261	67,819
FirstService Corp.	303	54,888
Fortis, Inc.	3,662	152,166
Franco-Nevada Corp.	1,431	168,162
George Weston Ltd.	440	68,425
GFL Environmental, Inc.	1,709	76,185
Gildan Activewear, Inc.	1,047	49,274
Great-West Lifeco, Inc.	2,058	68,249
Hydro One Ltd. (G)	2,454	75,577
iA Financial Corp., Inc.	693	64,274
IGM Financial, Inc. (E)	612	19,546
Imperial Oil Ltd.	1,366	84,187
Intact Financial Corp.	1,331	242,348
Ivanhoe Mines Ltd., Class A (A)	5,601	66,474
Keyera Corp.	1,711	52,326
Kinross Gold Corp.	9,228	85,703
Loblaw Cos. Ltd.	1,129	148,578
Lululemon Athletica, Inc. (A)	497	190,058
Lundin Mining Corp. (E)	4,860	41,823
Magna International, Inc. (E)	2,033	84,972
Manulife Financial Corp.	13,020	399,988
MEG Energy Corp.	1,976	32,442
Metro, Inc.	1,574	98,714
National Bank of Canada	2,543	231,824
Nutrien Ltd.	3,674	164,396
Onex Corp.	456	35,618
Open Text Corp.	1,960	55,468
Pan American Silver Corp.	2,705	54,723
Parkland Corp.	1,042	23,566
Pembina Pipeline Corp.	4,343	160,462
Power Corp. of Canada	4,141	129,175
Quebecor, Inc., Class B (E)	1,159	25,398
Restaurant Brands International, Inc.	2,280	148,606
Rogers Communications, Inc., Class B (E)	2,668	82,019
Royal Bank of Canada	10,471	1,262,537
Saputo, Inc.	1,904	33,101
Shopify, Inc., Class A (A)	9,194	978,531
Stantec, Inc.	855	67,082
Sun Life Financial, Inc.	4,261	253,001
Suncor Energy, Inc.	9,300	331,965
TC Energy Corp. (E)	7,706	359,126
Teck Resources Ltd., Class B	3,414	138,417
TELUS Corp.	3,657	49,584
TFI International, Inc.	609	82,293
Thomson Reuters Corp.	1,172	188,195
TMX Group Ltd.	2,072	63,827
Toromont Industries Ltd.	613	48,462
Toronto-Dominion Bank	12,952	689,566
Tourmaline Oil Corp. (E)	2,593	119,995
Waste Connections, Inc.	1,149	197,145
West Fraser Timber Co. Ltd.	409	35,438
Wheaton Precious Metals Corp.	3,387	190,645
WSP Global, Inc.	968	170,347
		15,854,600
	Shares	Value
COMMON STOCKS (continued)
Chile - 0.0% (F)
Antofagasta PLC	2,854	$ 56,809
China - 0.0% (F)
Yangzijiang Shipbuilding Holdings Ltd.	18,430	40,351
Denmark - 0.4%
AP Moller - Maersk AS, Class A	21	33,786
AP Moller - Maersk AS, Class B	32	53,240
Carlsberg AS, Class B	692	66,462
Coloplast AS, Class B	923	101,126
Danske Bank AS	4,921	139,523
Demant AS (A)	646	23,777
DSV AS	1,484	316,041
Genmab AS (A)	451	94,188
Novo Nordisk AS, Class B	22,003	1,898,459
Novonesis (Novozymes), Class B	2,543	144,103
Orsted AS (A)(G)	1,214	54,817
Pandora AS	589	107,761
Rockwool AS, B Shares	68	24,197
Tryg AS	2,444	51,554
Vestas Wind Systems AS (A)	7,016	96,238
Zealand Pharma AS (A)	468	46,554
		3,251,826
Finland - 0.2%
Elisa OYJ	1,033	44,727
Fortum OYJ	3,230	45,218
Kesko OYJ, B Shares	1,979	37,339
Kone OYJ, Class B	2,476	120,705
Metso OYJ (E)	4,512	42,005
Neste OYJ	3,087	39,067
Nokia OYJ	38,248	169,187
Nordea Bank Abp	70,426	768,400
Orion OYJ, Class B	789	34,964
Sampo OYJ, A Shares	3,589	146,592
Stora Enso OYJ, R Shares	4,193	42,199
UPM-Kymmene OYJ	3,858	106,093
Wartsila Abp OYJ	3,635	64,422
		1,660,918
France - 1.5%
Accor SA	1,409	68,655
Aeroports de Paris SA	250	28,926
Air Liquide SA	4,200	682,691
Airbus SE	4,320	692,620
Alstom SA (A)	2,512	56,100
Amundi SA (G)	445	29,593
Arkema SA	406	30,932
AXA SA	12,675	450,601
BioMerieux	300	32,163
BNP Paribas SA	22,977	1,409,479
Bollore SE	5,106	31,417
Bouygues SA	1,376	40,679
Bureau Veritas SA	2,279	69,263
Capgemini SE	1,118	183,150
Carrefour SA	3,922	55,780
Cie de Saint-Gobain SA	3,268	290,108
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
France (continued)
Cie Generale des Etablissements Michelin SCA	4,834	$ 159,232
Covivio SA, REIT	405	20,456
Credit Agricole SA	23,613	325,067
Danone SA	4,655	314,001
Dassault Aviation SA	142	29,006
Dassault Systemes SE	4,836	167,814
Edenred SE	1,736	57,094
Eiffage SA	529	46,424
Engie SA	13,124	208,132
EssilorLuxottica SA	2,139	522,015
Eurazeo SE	301	22,433
Gecina SA, REIT	334	31,293
Getlink SE	2,185	34,867
Hermes International SCA	229	550,801
Ipsen SA	270	30,961
Kering SA	534	131,787
Klepierre SA, REIT	1,562	44,980
La Francaise des Jeux SACA (G)	749	28,877
Legrand SA	1,902	185,276
L'Oreal SA	1,727	611,540
LVMH Moet Hennessy Louis Vuitton SE	1,982	1,304,716
Orange SA	13,393	133,571
Pernod Ricard SA	1,476	166,652
Publicis Groupe SA	1,649	175,936
Renault SA	1,402	68,329
Rexel SA	1,592	40,567
Safran SA	2,625	576,722
Sanofi SA	8,199	796,127
Sartorius Stedim Biotech	211	41,243
Schneider Electric SE	3,956	987,165
SEB SA	182	16,496
Societe Generale SA	16,228	456,553
Sodexo SA	633	52,160
Teleperformance SE	404	34,784
Thales SA	671	96,369
TotalEnergies SE	15,616	863,304
Unibail-Rodamco-Westfield, REIT (A)	859	64,706
Veolia Environnement SA	5,088	142,881
Vinci SA	3,602	372,143
		14,064,637
Germany - 1.1%
adidas AG	1,176	289,254
Allianz SE	2,835	871,374
BASF SE	6,470	283,716
Bayer AG	7,154	142,901
Bayerische Motoren Werke AG	2,113	172,822
Bechtle AG	588	18,858
Beiersdorf AG	715	91,838
Brenntag SE	933	56,109
Carl Zeiss Meditec AG	289	13,530
Commerzbank AG	22,551	370,343
Continental AG	798	53,772
Covestro AG (A)	1,285	77,202
CTS Eventim AG & Co. KGaA	453	38,294
Daimler Truck Holding AG	3,602	137,964
	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Delivery Hero SE (A)(G)	1,361	$ 38,234
Deutsche Bank AG	13,651	235,574
Deutsche Boerse AG	1,373	316,279
Deutsche Lufthansa AG	4,362	28,033
Deutsche Post AG	7,374	260,320
Deutsche Telekom AG	25,266	757,047
E.ON SE	16,153	188,151
Evonik Industries AG	1,845	32,070
Fresenius Medical Care AG	1,475	67,158
Fresenius SE & Co. KGaA (A)	3,023	104,931
GEA Group AG	1,125	55,882
Hannover Rueck SE	436	109,183
Heidelberg Materials AG	978	120,845
Henkel AG & Co. KGaA	751	57,877
Infineon Technologies AG	9,412	307,224
Knorr-Bremse AG	531	38,541
LEG Immobilien SE	541	45,887
Mercedes-Benz Group AG	5,474	305,185
Merck KGaA	932	135,627
MTU Aero Engines AG	393	131,260
Muenchener Rueckversicherungs- Gesellschaft AG	960	484,380
Nemetschek SE	414	40,217
Puma SE	769	35,359
Rational AG	37	31,691
Rheinmetall AG	311	198,700
RWE AG	4,540	135,581
SAP SE	7,550	1,857,104
Scout24 SE (G)	539	47,561
Siemens AG	5,485	1,069,545
Siemens Energy AG (A)	4,579	243,015
Siemens Healthineers AG (G)	2,032	107,304
Symrise AG	961	102,512
Talanx AG	460	39,124
Vonovia SE	5,391	164,117
Zalando SE (A)(G)	1,625	54,362
		10,563,857
Hong Kong - 0.3%
AIA Group Ltd.	77,536	562,054
BOC Hong Kong Holdings Ltd.	26,343	84,626
CK Asset Holdings Ltd.	13,591	55,822
CK Hutchison Holdings Ltd.	18,846	100,701
CK Infrastructure Holdings Ltd.	4,383	32,590
CLP Holdings Ltd.	11,648	97,933
Futu Holdings Ltd., ADR	396	31,676
Galaxy Entertainment Group Ltd.	15,717	66,781
Hang Seng Bank Ltd.	5,273	64,872
Henderson Land Development Co. Ltd.	10,468	31,808
HKT Trust & HKT Ltd.	27,141	33,548
Hong Kong & China Gas Co. Ltd.	79,693	63,720
Hong Kong Exchanges & Clearing Ltd.	8,597	326,318
Hong Kong Land Holdings Ltd.	7,849	34,928
Jardine Matheson Holdings Ltd.	1,118	45,805
Link, REIT	19,019	80,443
MTR Corp. Ltd.	11,003	38,393
Power Assets Holdings Ltd.	9,762	68,125
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Prudential PLC	19,449	$ 155,098
Sino Land Co. Ltd.	27,605	27,901
SITC International Holdings Co. Ltd.	9,504	25,330
Sun Hung Kai Properties Ltd.	10,334	99,326
Swire Pacific Ltd., Class A	2,891	26,224
Techtronic Industries Co. Ltd.	9,931	131,064
WH Group Ltd. (G)	60,659	46,939
Wharf Holdings Ltd.	7,567	21,288
Wharf Real Estate Investment Co. Ltd.	11,732	30,000
		2,383,313
Ireland - 0.3%
Accenture PLC, Class A	2,814	989,937
AerCap Holdings NV	1,410	134,937
AIB Group PLC	34,830	192,299
Allegion PLC	390	50,965
Aptiv PLC (A)	1,175	71,064
Bank of Ireland Group PLC	21,947	200,194
DCC PLC	717	46,137
Experian PLC	6,748	291,028
James Hardie Industries PLC, CDI (A)	3,102	96,134
Kerry Group PLC, Class A	958	92,536
Kingspan Group PLC	968	70,641
Smurfit WestRock PLC	2,306	124,201
TE Connectivity PLC	1,362	194,725
Trane Technologies PLC	1,018	375,998
		2,930,796
Israel - 0.1%
Azrieli Group Ltd.	307	25,409
Bank Hapoalim BM	9,161	110,925
Bank Leumi Le-Israel BM	10,922	130,235
Check Point Software Technologies Ltd. (A)	639	119,301
CyberArk Software Ltd. (A)	318	105,942
Elbit Systems Ltd.	196	51,379
Global-e Online Ltd. (A)	734	40,025
ICL Group Ltd.	5,549	27,474
Israel Discount Bank Ltd., Class A	9,005	61,726
Mizrahi Tefahot Bank Ltd.	1,133	49,116
Monday.com Ltd. (A)	284	66,865
Nice Ltd. (A)	464	79,284
Teva Pharmaceutical Industries Ltd., ADR (A)	8,362	184,298
Wix.com Ltd. (A)	389	83,460
		1,135,439
Italy - 0.6%
Amplifon SpA	866	22,315
Banco BPM SpA	27,191	220,155
BPER Banca SpA	7,166	45,703
Davide Campari-Milano NV (E)	4,405	27,568
DiaSorin SpA	159	16,400
Enel SpA	58,116	414,726
Eni SpA	16,454	225,063
Ferrari NV	909	387,869
FinecoBank Banca Fineco SpA	13,517	235,909
Generali	6,729	190,376
Infrastrutture Wireless Italiane SpA (G)	2,371	24,085
	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Intesa Sanpaolo SpA	336,004	$ 1,347,650
Leonardo SpA	2,873	77,295
Mediobanca Banca di Credito Finanziario SpA	11,774	171,947
Moncler SpA	1,675	88,424
Nexi SpA (A)(G)	3,661	20,378
Poste Italiane SpA (G)	3,274	46,304
Prysmian SpA	1,985	127,033
Recordati Industria Chimica e Farmaceutica SpA	743	38,951
Snam SpA	14,367	63,685
Telecom Italia SpA (A)	70,954	18,134
Terna - Rete Elettrica Nazionale	10,029	79,247
UniCredit SpA	34,316	1,374,299
Unipol Gruppo SpA	2,804	35,018
		5,298,534
Luxembourg - 0.0% (F)
ArcelorMittal SA	3,408	79,182
CVC Capital Partners PLC (A)(G)	1,582	34,839
Eurofins Scientific SE	961	49,085
Tenaris SA	2,906	54,861
		217,967
Macau - 0.0% (F)
Sands China Ltd. (A)	17,303	46,562
Netherlands - 0.7%
ABN AMRO Bank NV (G)	10,464	161,395
Adyen NV (A)(G)	162	241,140
Akzo Nobel NV	1,252	75,167
Argenx SE (A)	424	263,520
ASM International NV	344	199,118
ASML Holding NV	2,932	2,061,288
BE Semiconductor Industries NV	553	75,785
Euronext NV (G)	567	63,607
EXOR NV	730	66,959
Ferrovial SE	3,456	145,344
Havas NV (A)(E)	5,548	9,324
Heineken Holding NV	951	56,988
Heineken NV	2,110	150,154
IMCD NV	419	62,282
ING Groep NV, Series N	78,171	1,225,128
JDE Peet's NV	898	15,376
Koninklijke Ahold Delhaize NV	6,819	222,428
Koninklijke KPN NV	28,576	104,046
Koninklijke Philips NV (A)	5,799	146,568
NN Group NV	1,981	86,328
NXP Semiconductors NV	1,138	236,533
Prosus NV	10,160	403,604
Qiagen NV (A)	1,593	71,404
Randstad NV	791	33,356
Stellantis NV	14,113	183,588
Universal Music Group NV	5,988	153,330
Wolters Kluwer NV	1,763	292,923
		6,806,683
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
New Zealand - 0.0% (F)
Auckland International Airport Ltd.	13,768	$ 67,018
Fisher & Paykel Healthcare Corp. Ltd.	4,920	105,705
Infratil Ltd.	7,732	54,509
Mercury NZ Ltd.	5,885	19,262
Meridian Energy Ltd.	10,834	35,824
Xero Ltd. (A)	1,036	108,086
		390,404
Norway - 0.1%
Aker BP ASA	2,239	44,015
DNB Bank ASA	6,368	127,133
Equinor ASA	5,967	141,532
Gjensidige Forsikring ASA	1,435	25,338
Kongsberg Gruppen ASA	616	69,304
Mowi ASA	3,338	57,208
Norsk Hydro ASA	9,975	54,869
Orkla ASA	4,979	43,074
Salmar ASA	470	22,339
Telenor ASA	4,390	48,980
Yara International ASA	1,186	31,396
		665,188
Poland - 0.0% (F)
InPost SA (A)	1,630	27,876
Portugal - 0.0% (F)
EDP SA	22,091	70,731
Galp Energia SGPS SA	3,277	54,142
Jeronimo Martins SGPS SA	2,006	38,338
		163,211
Republic of South Africa - 0.9%
Absa Group Ltd.	149,196	1,500,163
Capitec Bank Holdings Ltd.	15,289	2,539,361
Nedbank Group Ltd.	77,138	1,151,516
Standard Bank Group Ltd.	235,406	2,766,305
		7,957,345
Russian Federation - 0.0%
Evraz PLC (A)(B)(C)(H)	6,267	0
Singapore - 0.2%
CapitaLand Ascendas, REIT	27,092	50,984
CapitaLand Integrated Commercial Trust, REIT	42,315	59,802
CapitaLand Investment Ltd.	16,909	32,440
DBS Group Holdings Ltd.	14,433	462,059
Genting Singapore Ltd.	44,062	24,682
Grab Holdings Ltd., Class A (A)	15,482	73,075
Keppel Ltd.	10,635	53,266
Oversea-Chinese Banking Corp. Ltd.	24,687	301,707
Sea Ltd., ADR (A)	2,726	289,229
Sembcorp Industries Ltd.	6,544	26,451
Singapore Airlines Ltd. (E)	10,921	51,500
Singapore Exchange Ltd.	6,273	58,520
Singapore Technologies Engineering Ltd.	11,401	38,904
Singapore Telecommunications Ltd.	54,863	123,734
	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
United Overseas Bank Ltd.	9,170	$ 243,947
Wilmar International Ltd.	14,044	31,880
		1,922,180
Spain - 0.6%
Acciona SA	179	20,155
ACS Actividades de Construccion y Servicios SA	1,289	64,677
Aena SME SA (G)	547	111,849
Amadeus IT Group SA	3,292	232,563
Banco Bilbao Vizcaya Argentaria SA	130,877	1,281,397
Banco de Sabadell SA	40,069	77,906
Banco Santander SA	353,756	1,635,963
CaixaBank SA	90,382	490,206
Cellnex Telecom SA (A)(G)	3,867	122,212
EDP Renovaveis SA	2,157	22,432
Endesa SA	2,316	49,828
Grifols SA (A)	2,194	20,790
Iberdrola SA	43,945	605,421
Industria de Diseno Textil SA	8,022	412,488
Redeia Corp. SA	2,961	50,608
Repsol SA	8,524	103,218
Telefonica SA (E)	29,049	118,466
		5,420,179
Sweden - 0.4%
AddTech AB, B Shares	1,867	50,872
Alfa Laval AB	2,090	87,477
Assa Abloy AB, Class B	7,193	212,454
Atlas Copco AB, A Shares	19,445	296,763
Atlas Copco AB, B Shares	11,236	151,810
Beijer Ref AB (E)	2,777	40,983
Boliden AB	1,958	55,088
Epiroc AB, Class A	4,798	83,618
Epiroc AB, Class B	2,844	44,370
EQT AB (E)	2,695	74,500
Essity AB, Class B	4,374	116,903
Evolution AB (G)	1,358	104,723
Fastighets AB Balder, B Shares (A)	4,782	33,282
Getinge AB, B Shares	1,615	26,492
H&M Hennes & Mauritz AB, B Shares (E)	4,107	55,357
Hexagon AB, B Shares	14,876	142,028
Holmen AB, B Shares (E)	548	20,101
Industrivarden AB, A Shares	874	27,626
Industrivarden AB, C Shares	1,155	36,481
Indutrade AB	1,964	49,212
Investment AB Latour, B Shares	1,058	26,390
Investor AB, B Shares	12,434	329,338
L E Lundbergforetagen AB, B Shares	547	24,786
Lifco AB, B Shares	1,677	48,607
Nibe Industrier AB, B Shares (E)	10,854	42,417
Saab AB, Class B	2,209	46,670
Sagax AB, Class B	1,609	33,020
Sandvik AB	7,671	137,552
Securitas AB, B Shares	3,536	43,719
Skandinaviska Enskilda Banken AB, Class A	11,371	155,829
Skanska AB, B Shares	2,430	51,097
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
SKF AB, B Shares	2,470	$ 46,361
Spotify Technology SA (A)	1,118	500,171
Svenska Cellulosa AB SCA, Class B	4,344	55,097
Svenska Handelsbanken AB, A Shares	10,370	107,071
Swedbank AB, A Shares	6,050	119,463
Swedish Orphan Biovitrum AB (A)	1,400	40,163
Tele2 AB, B Shares	3,942	38,925
Telefonaktiebolaget LM Ericsson, B Shares	19,948	161,548
Telia Co. AB	16,863	46,870
Trelleborg AB, B Shares	1,536	52,563
Volvo AB, A Shares	1,443	35,268
Volvo AB, B Shares	11,472	278,794
		4,131,859
Switzerland - 1.5%
ABB Ltd.	12,803	691,342
Adecco Group AG	1,216	30,039
Alcon AG	4,031	341,778
Avolta AG	663	26,615
Bachem Holding AG	241	15,412
Baloise Holding AG	313	56,717
Banque Cantonale Vaudoise	218	20,072
Barry Callebaut AG	26	34,618
BKW AG	150	24,852
Chocoladefabriken Lindt & Spruengli AG	8	187,544
Chubb Ltd.	1,708	471,920
Cie Financiere Richemont SA, Class A	4,302	650,781
Clariant AG	1,546	17,255
Coca-Cola HBC AG	1,572	53,765
DSM-Firmenich AG	1,362	137,866
EMS-Chemie Holding AG	51	34,413
Galderma Group AG (A)	599	66,424
Garmin Ltd.	687	141,701
Geberit AG	272	154,258
Givaudan SA	73	319,111
Glencore PLC (A)	75,228	332,825
Helvetia Holding AG	265	43,708
Holcim AG	4,196	404,012
Julius Baer Group Ltd.	1,490	96,658
Kuehne & Nagel International AG	392	89,942
Logitech International SA	1,232	101,697
Lonza Group AG	584	344,699
Nestle SA	21,117	1,732,506
Novartis AG	15,854	1,543,502
Partners Group Holding AG	184	249,926
Roche Holding AG	5,854	1,641,189
Sandoz Group AG	2,973	121,871
Schindler Holding AG	465	127,880
SGS SA	1,088	109,145
SIG Group AG	2,203	43,560
Sika AG	1,232	293,964
Sonova Holding AG	407	133,093
STMicroelectronics NV	4,904	123,312
Straumann Holding AG	805	101,399
Swatch Group AG	208	37,806
Swiss Life Holding AG	230	177,576
	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Swiss Prime Site AG	561	$ 61,146
Swiss Re AG	2,408	348,761
Swisscom AG	207	115,207
Temenos AG	409	28,900
UBS Group AG	26,371	807,394
VAT Group AG (G)	195	73,732
Zurich Insurance Group AG	1,176	699,444
		13,461,337
United Kingdom - 1.8%
3i Group PLC	7,059	314,956
Admiral Group PLC	1,874	62,030
Amcor PLC	6,425	60,459
Anglo American PLC	9,218	272,806
Ashtead Group PLC	3,211	199,586
Associated British Foods PLC	2,419	61,869
AstraZeneca PLC	11,055	1,448,745
Auto Trader Group PLC (G)	6,513	64,658
Aviva PLC	19,269	113,088
BAE Systems PLC	21,772	313,039
Barclays PLC	104,772	351,716
Barratt Redrow PLC	9,911	54,606
Berkeley Group Holdings PLC	739	36,081
BP PLC	117,068	575,971
British American Tobacco PLC	14,430	520,269
BT Group PLC	46,966	84,697
Bunzl PLC	2,410	99,443
Centrica PLC	36,800	61,549
CNH Industrial NV	3,901	44,198
Coca-Cola Europacific Partners PLC	1,518	116,598
Compass Group PLC	12,278	409,171
Croda International PLC	946	40,088
Diageo PLC	16,200	514,625
Endeavour Mining PLC	1,328	23,691
Entain PLC	4,522	38,903
G4S Ltd. (A)(B)(C)	27,853	85,429
GSK PLC	29,800	502,334
Haleon PLC	55,709	263,207
Halma PLC	2,749	92,541
Hargreaves Lansdown PLC	2,573	35,368
Hikma Pharmaceuticals PLC	1,194	29,791
HSBC Holdings PLC	131,358	1,291,403
Imperial Brands PLC	5,818	185,949
Informa PLC	9,702	96,973
InterContinental Hotels Group PLC	1,155	143,929
Intertek Group PLC	1,166	69,015
J Sainsbury PLC	12,936	44,308
JD Sports Fashion PLC	18,939	22,738
Kingfisher PLC	13,278	41,341
Land Securities Group PLC, REIT	5,076	37,111
Legal & General Group PLC	42,711	122,874
Lloyds Banking Group PLC	445,258	305,354
London Stock Exchange Group PLC	3,489	492,915
M&G PLC	16,345	40,485
Marks & Spencer Group PLC	14,974	70,391
Melrose Industries PLC	9,407	65,219
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Mondi PLC	3,192	$ 47,633
National Grid PLC	35,123	417,720
NatWest Group PLC	51,091	257,186
Next PLC	864	102,734
NMC Health PLC (A)(B)(C)(H)	77,617	0
Pearson PLC	4,342	69,686
Pentair PLC	744	74,876
Persimmon PLC	2,314	34,705
Phoenix Group Holdings PLC	5,086	32,473
Reckitt Benckiser Group PLC	4,998	302,401
RELX PLC	13,578	616,868
Rentokil Initial PLC	18,484	92,746
Rio Tinto PLC	8,159	482,419
Rolls-Royce Holdings PLC (A)	61,687	439,107
Sage Group PLC	7,298	116,306
Schroders PLC	5,935	24,044
Segro PLC, REIT	9,331	81,911
Severn Trent PLC	1,962	61,602
Shell PLC	44,764	1,387,551
Smith & Nephew PLC	6,304	78,241
Smiths Group PLC	2,499	53,779
Spirax Group PLC	544	46,685
SSE PLC	8,027	161,186
Standard Chartered PLC	15,120	187,129
Taylor Wimpey PLC	25,624	39,168
Tesco PLC	49,714	229,219
Unilever PLC	18,009	1,025,368
United Utilities Group PLC	4,962	65,318
Vodafone Group PLC	160,706	137,411
Whitbread PLC	1,298	47,871
Willis Towers Watson PLC	453	141,898
Wise PLC, Class A (A)	4,767	63,617
WPP PLC	7,845	81,260
		16,921,635
United States - 24.4%
3M Co.	2,463	317,949
A.O. Smith Corp.	536	36,561
Abbott Laboratories	7,754	877,055
AbbVie, Inc.	7,898	1,403,475
ABIOMED, Inc. (A)(B)(C)	56	57
Adobe, Inc. (A)	1,980	880,466
Advanced Micro Devices, Inc. (A)	7,170	866,064
AECOM	601	64,199
AES Corp.	3,190	41,055
Aflac, Inc.	2,365	244,636
Agilent Technologies, Inc.	1,281	172,090
Air Products & Chemicals, Inc.	996	288,880
Airbnb, Inc., Class A (A)	1,982	260,455
Akamai Technologies, Inc. (A)	681	65,138
Albemarle Corp. (E)	529	45,536
Albertsons Cos., Inc., Class A	1,680	32,995
Alexandria Real Estate Equities, Inc., REIT	710	69,260
Align Technology, Inc. (A)	321	66,932
Alliant Energy Corp.	1,140	67,420
Allstate Corp.	1,188	229,035
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Ally Financial, Inc.	1,229	$ 44,256
Alnylam Pharmaceuticals, Inc. (A)	581	136,715
Alphabet, Inc., Class A	26,436	5,004,335
Alphabet, Inc., Class C	22,680	4,319,179
Altria Group, Inc.	7,605	397,665
Amazon.com, Inc. (A)	42,730	9,374,535
Ameren Corp.	1,191	106,166
American Electric Power Co., Inc.	2,355	217,202
American Express Co.	2,549	756,518
American Financial Group, Inc.	320	43,818
American Homes 4 Rent, Class A, REIT	1,465	54,820
American International Group, Inc.	2,870	208,936
American Tower Corp., REIT	2,097	384,611
American Water Works Co., Inc.	874	108,804
Ameriprise Financial, Inc.	441	234,802
AMETEK, Inc.	1,036	186,749
Amgen, Inc.	2,392	623,451
Amphenol Corp., Class A	5,410	375,724
Analog Devices, Inc.	2,218	471,236
Annaly Capital Management, Inc., REIT	2,396	43,847
ANSYS, Inc. (A)	390	131,559
Aon PLC, Class A	871	312,828
APA Corp.	1,627	37,567
Apollo Global Management, Inc.	1,812	299,270
Apple, Inc.	68,545	17,165,039
Applied Materials, Inc.	3,682	598,804
AppLovin Corp., Class A (A)	961	311,201
Archer-Daniels-Midland Co.	2,123	107,254
Ares Management Corp., Class A	852	150,830
Arista Networks, Inc. (A)	4,826	533,418
Arthur J Gallagher & Co.	1,115	316,493
Aspen Technology, Inc. (A)	126	31,453
Assurant, Inc.	232	49,467
AT&T, Inc.	31,984	728,276
Atmos Energy Corp.	693	96,514
Autodesk, Inc. (A)	964	284,929
Automatic Data Processing, Inc.	1,820	532,769
AutoZone, Inc. (A)	76	243,352
AvalonBay Communities, Inc., REIT	637	140,121
Avantor, Inc. (A)	3,033	63,905
Avery Dennison Corp.	358	66,993
Axon Enterprise, Inc. (A)	326	193,748
Baker Hughes Co.	4,431	181,760
Ball Corp.	1,358	74,867
Bank of America Corp.	31,183	1,370,493
Bank of New York Mellon Corp.	3,318	254,922
Baxter International, Inc.	2,278	66,426
Becton Dickinson & Co.	1,279	290,167
Bentley Systems, Inc., Class B	713	33,297
Berkshire Hathaway, Inc., Class B (A)	5,920	2,683,418
Best Buy Co., Inc.	919	78,850
Biogen, Inc. (A)	642	98,175
BioMarin Pharmaceutical, Inc. (A)	848	55,739
Bio-Rad Laboratories, Inc., Class A (A)	87	28,580
Bio-Techne Corp.	705	50,781
Blackrock, Inc.	663	679,648
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Blackstone, Inc.	3,247	$ 559,848
Block, Inc. (A)	2,540	215,875
Boeing Co. (A)	3,235	572,595
Booking Holdings, Inc.	151	750,231
Booz Allen Hamilton Holding Corp.	580	74,646
Boston Scientific Corp. (A)	6,596	589,155
Bristol-Myers Squibb Co.	9,059	512,377
Broadcom, Inc.	20,070	4,653,029
Broadridge Financial Solutions, Inc., ADR	523	118,245
Brown & Brown, Inc.	1,086	110,794
Brown-Forman Corp., Class B	820	31,144
Builders FirstSource, Inc. (A)	528	75,467
Bunge Global SA	629	48,911
Burlington Stores, Inc. (A)	286	81,527
BXP, Inc., REIT	677	50,342
Cadence Design Systems, Inc. (A)	1,236	371,369
Camden Property Trust, REIT	477	55,351
Campbell's Co.	861	36,059
Capital One Financial Corp.	1,710	304,927
Cardinal Health, Inc.	1,078	127,495
Carlisle Cos., Inc.	208	76,719
Carlyle Group, Inc.	1,050	53,015
CarMax, Inc. (A)	699	57,150
Carnival Corp. (A)	4,735	117,996
Carrier Global Corp.	3,645	248,808
Carvana Co. (A)	535	108,798
Caterpillar, Inc.	2,169	786,826
Cboe Global Markets, Inc.	467	91,252
CBRE Group, Inc., Class A (A)	1,369	179,736
CDW Corp.	598	104,076
Celanese Corp.	489	33,844
Cencora, Inc.	789	177,273
Centene Corp. (A)	2,346	142,121
CenterPoint Energy, Inc.	2,906	92,207
CF Industries Holdings, Inc.	804	68,597
CH Robinson Worldwide, Inc.	524	54,140
Charles River Laboratories International, Inc. (A)	230	42,458
Charles Schwab Corp.	7,158	529,764
Charter Communications, Inc., Class A (A)	417	142,935
Cheniere Energy, Inc.	1,005	215,944
Chevron Corp.	7,718	1,117,875
Chipotle Mexican Grill, Inc. (A)	6,147	370,664
Church & Dwight Co., Inc.	1,095	114,657
Cigna Group	1,257	347,108
Cincinnati Financial Corp.	702	100,877
Cintas Corp.	1,631	297,984
Cisco Systems, Inc.	17,875	1,058,200
Citigroup, Inc.	8,514	599,300
Citizens Financial Group, Inc.	2,003	87,651
Clorox Co.	553	89,813
Cloudflare, Inc., Class A (A)	1,392	149,891
CME Group, Inc.	1,644	381,786
CMS Energy Corp.	1,326	88,378
Coca-Cola Co.	18,212	1,133,879
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Cognizant Technology Solutions Corp., Class A	2,224	$ 171,026
Coinbase Global, Inc., Class A (A)	888	220,490
Colgate-Palmolive Co.	3,462	314,730
Comcast Corp., Class A	17,339	650,733
Conagra Brands, Inc.	2,116	58,719
ConocoPhillips	5,793	574,492
Consolidated Edison, Inc.	1,540	137,414
Constellation Brands, Inc., Class A	732	161,772
Constellation Energy Corp.	1,402	313,641
Cooper Cos., Inc. (A)	889	81,726
Copart, Inc. (A)	3,905	224,108
Corebridge Financial, Inc.	1,191	35,647
Corning, Inc.	3,631	172,545
Corpay, Inc. (A)	297	100,511
Corteva, Inc.	3,086	175,779
CoStar Group, Inc. (A)	1,843	131,940
Costco Wholesale Corp.	2,004	1,836,205
Coterra Energy, Inc.	3,275	83,643
CRH PLC	3,060	283,111
Crowdstrike Holdings, Inc., Class A (A)	1,061	363,032
Crown Castle, Inc., REIT	1,939	175,984
Crown Holdings, Inc.	536	44,322
CSX Corp.	8,626	278,361
Cummins, Inc.	614	214,040
CVS Health Corp.	5,654	253,808
D.R. Horton, Inc.	1,313	183,584
Danaher Corp.	2,887	662,711
Darden Restaurants, Inc.	524	97,826
Datadog, Inc., Class A (A)	1,269	181,327
DaVita, Inc. (A)	206	30,807
Dayforce, Inc. (A)	711	51,647
Deckers Outdoor Corp. (A)	686	139,320
Deere & Co.	1,167	494,458
Dell Technologies, Inc., Class C	1,434	165,254
Delta Air Lines, Inc.	730	44,165
Devon Energy Corp.	2,776	90,858
Dexcom, Inc. (A)	1,794	139,519
Diamondback Energy, Inc.	845	138,436
Dick's Sporting Goods, Inc.	259	59,270
Digital Realty Trust, Inc., REIT	1,464	259,611
Discover Financial Services	1,126	195,057
DocuSign, Inc. (A)	931	83,734
Dollar General Corp.	974	73,849
Dollar Tree, Inc. (A)	912	68,345
Dominion Energy, Inc.	3,714	200,036
Domino's Pizza, Inc.	154	64,643
DoorDash, Inc., Class A (A)	1,379	231,327
Dover Corp.	617	115,749
Dow, Inc.	3,118	125,125
DraftKings, Inc., Class A (A)	1,969	73,247
DTE Energy Co.	917	110,728
Duke Energy Corp.	3,427	369,225
DuPont de Nemours, Inc.	1,871	142,664
Dynatrace, Inc. (A)	1,342	72,938
Eastman Chemical Co.	517	47,212
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Eaton Corp. PLC	1,801	$ 597,698
eBay, Inc.	2,209	136,848
Ecolab, Inc.	1,148	268,999
Edison International	1,717	137,085
Edwards Lifesciences Corp. (A)	2,690	199,141
Electronic Arts, Inc.	1,122	164,149
Elevance Health, Inc.	1,041	384,025
Eli Lilly & Co.	3,642	2,811,624
EMCOR Group, Inc.	212	96,227
Emerson Electric Co.	2,558	317,013
Enphase Energy, Inc. (A)	610	41,895
Entegris, Inc.	675	66,865
Entergy Corp.	1,904	144,361
EOG Resources, Inc.	2,522	309,147
EPAM Systems, Inc. (A)	256	59,858
EQT Corp.	2,490	114,814
Equifax, Inc.	556	141,697
Equinix, Inc., REIT	424	399,785
Equitable Holdings, Inc.	1,424	67,170
Equity LifeStyle Properties, Inc., REIT	796	53,014
Equity Residential, REIT	1,528	109,649
Erie Indemnity Co., Class A	114	46,994
Essential Utilities, Inc.	1,161	42,168
Essex Property Trust, Inc., REIT	288	82,207
Estee Lauder Cos., Inc., Class A	1,048	78,579
Evergy, Inc.	1,020	62,781
Eversource Energy	1,588	91,199
Exact Sciences Corp. (A)	818	45,963
Exelon Corp.	4,446	167,347
Expand Energy Corp.	904	89,993
Expedia Group, Inc. (A)	566	105,463
Expeditors International of Washington, Inc.	624	69,120
Extra Space Storage, Inc., REIT	947	141,671
Exxon Mobil Corp.	19,692	2,118,268
F5, Inc. (A)	261	65,634
FactSet Research Systems, Inc.	171	82,128
Fair Isaac Corp. (A)	111	220,993
Fastenal Co.	2,601	187,038
FedEx Corp.	1,025	288,363
Ferguson Enterprises, Inc.	904	156,907
Fidelity National Financial, Inc.	1,166	65,459
Fidelity National Information Services, Inc.	2,438	196,917
Fifth Third Bancorp	3,029	128,066
First Citizens BancShares, Inc., Class A	46	97,199
First Solar, Inc. (A)	456	80,365
FirstEnergy Corp.	2,435	96,864
Fiserv, Inc. (A)	2,590	532,038
Flutter Entertainment PLC (A)	787	203,400
Ford Motor Co.	17,355	171,814
Fortinet, Inc. (A)	2,938	277,582
Fortive Corp.	1,560	117,000
Fortune Brands Innovations, Inc.	558	38,128
Fox Corp., Class A	998	48,483
Fox Corp., Class B	634	28,999
Franklin Resources, Inc.	1,293	26,235
Freeport-McMoRan, Inc.	6,443	245,349
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Gaming & Leisure Properties, Inc., REIT	1,223	$ 58,900
Gartner, Inc. (A)	345	167,142
GE HealthCare Technologies, Inc.	2,040	159,487
GE Vernova, Inc.	1,249	410,834
Gen Digital, Inc.	2,487	68,094
General Dynamics Corp.	1,038	273,503
General Electric Co.	4,880	813,935
General Mills, Inc.	2,462	157,002
General Motors Co.	4,984	265,498
Genuine Parts Co.	618	72,158
Gilead Sciences, Inc.	5,558	513,392
Global Payments, Inc.	1,144	128,197
GoDaddy, Inc., Class A (A)	635	125,330
Goldman Sachs Group, Inc.	1,416	810,830
Graco, Inc.	756	63,723
Halliburton Co.	3,924	106,694
Hartford Financial Services Group, Inc.	1,310	143,314
HCA Healthcare, Inc.	863	259,029
Healthpeak Properties, Inc., REIT	3,122	63,283
HEICO Corp.	197	46,835
HEICO Corp., Class A	338	62,895
Henry Schein, Inc. (A)	568	39,306
Hershey Co.	652	110,416
Hess Corp.	1,232	163,868
Hewlett Packard Enterprise Co.	5,869	125,303
HF Sinclair Corp.	718	25,166
Hilton Worldwide Holdings, Inc.	1,104	272,865
Hologic, Inc. (A)	1,037	74,757
Home Depot, Inc.	4,437	1,725,949
Honeywell International, Inc.	2,908	656,888
Hormel Foods Corp.	1,335	41,879
Host Hotels & Resorts, Inc., REIT	3,179	55,696
Howmet Aerospace, Inc.	1,748	191,179
HP, Inc.	4,311	140,668
Hubbell, Inc.	242	101,371
HubSpot, Inc. (A)	223	155,380
Humana, Inc.	539	136,750
Huntington Bancshares, Inc.	6,498	105,722
Huntington Ingalls Industries, Inc.	176	33,259
Hyatt Hotels Corp., Class A	202	31,710
IDEX Corp.	340	71,159
IDEXX Laboratories, Inc. (A)	369	152,559
Illinois Tool Works, Inc.	1,331	337,488
Illumina, Inc. (A)	703	93,942
Incyte Corp. (A)	730	50,421
Ingersoll Rand, Inc.	1,806	163,371
Insulet Corp. (A)	315	82,237
Intel Corp.	19,104	383,035
Intercontinental Exchange, Inc.	2,568	382,658
International Business Machines Corp.	4,131	908,118
International Flavors & Fragrances, Inc.	1,142	96,556
International Paper Co.	1,485	79,923
Interpublic Group of Cos., Inc.	1,688	47,298
Intuit, Inc.	1,264	794,424
Intuitive Surgical, Inc. (A)	1,594	832,004
Invitation Homes, Inc., REIT	2,598	83,058
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
IQVIA Holdings, Inc. (A)	813	$ 159,763
Iron Mountain, Inc., REIT	1,317	138,430
J.M. Smucker Co.	474	52,197
Jabil, Inc.	509	73,245
Jack Henry & Associates, Inc.	326	57,148
Jacobs Solutions, Inc.	559	74,694
JB Hunt Transport Services, Inc.	365	62,291
Johnson & Johnson	10,729	1,551,628
Johnson Controls International PLC	3,004	237,106
JPMorgan Chase & Co.	12,737	3,053,186
Juniper Networks, Inc.	1,468	54,977
Kellanova	1,225	99,188
Kenvue, Inc.	8,560	182,756
Keurig Dr. Pepper, Inc.	5,130	164,776
KeyCorp	4,224	72,399
Keysight Technologies, Inc. (A)	780	125,291
Kimberly-Clark Corp.	1,512	198,132
Kimco Realty Corp., REIT	3,018	70,712
Kinder Morgan, Inc.	8,922	244,463
KKR & Co., Inc.	2,812	415,923
KLA Corp.	598	376,812
Knight-Swift Transportation Holdings, Inc.	725	38,454
Kraft Heinz Co.	4,015	123,301
Kroger Co.	3,065	187,425
L3 Harris Technologies, Inc.	850	178,738
Labcorp Holdings, Inc.	373	85,536
Lam Research Corp.	5,806	419,367
Lamb Weston Holdings, Inc.	611	40,833
Las Vegas Sands Corp.	1,645	84,487
Leidos Holdings, Inc.	574	82,690
Lennar Corp., Class A	1,071	146,052
Lennox International, Inc.	145	88,348
Liberty Media Corp. - Liberty Formula One, Class C (A)	949	87,934
Linde PLC	2,125	889,674
Live Nation Entertainment, Inc. (A)	726	94,017
LKQ Corp.	1,176	43,218
Lockheed Martin Corp.	956	464,559
Loews Corp.	832	70,462
Lowe's Cos., Inc.	2,532	624,898
LPL Financial Holdings, Inc.	335	109,381
LyondellBasell Industries NV, Class A	1,157	85,930
M&T Bank Corp.	749	140,819
Manhattan Associates, Inc. (A)	278	75,127
Marathon Petroleum Corp.	1,489	207,715
Markel Group, Inc. (A)	58	100,121
MarketAxess Holdings, Inc.	168	37,975
Marriott International, Inc., Class A	1,077	300,418
Marsh & McLennan Cos., Inc.	2,193	465,815
Martin Marietta Materials, Inc.	274	141,521
Marvell Technology, Inc.	3,921	433,074
Masco Corp.	978	70,973
Mastercard, Inc., Class A	3,687	1,941,464
Match Group, Inc. (A)	1,100	35,981
McCormick & Co., Inc.	1,134	86,456
McDonald's Corp.	3,199	927,358
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
McKesson Corp.	578	$ 329,408
Medtronic PLC	5,754	459,630
Merck & Co., Inc.	11,309	1,125,019
Meta Platforms, Inc., Class A	9,836	5,759,076
MetLife, Inc.	2,654	217,310
Mettler-Toledo International, Inc. (A)	96	117,473
MGM Resorts International (A)	1,012	35,066
Microchip Technology, Inc.	2,394	137,296
Micron Technology, Inc.	4,976	418,780
Microsoft Corp.	31,977	13,478,305
MicroStrategy, Inc., Class A (A)(E)	850	246,177
Mid-America Apartment Communities, Inc., REIT	523	80,840
Moderna, Inc. (A)	1,458	60,624
Molina Healthcare, Inc. (A)	262	76,255
Molson Coors Beverage Co., Class B	816	46,773
Mondelez International, Inc., Class A	5,913	353,183
MongoDB, Inc. (A)	338	78,690
Monolithic Power Systems, Inc.	220	130,174
Monster Beverage Corp. (A)	3,275	172,134
Moody's Corp.	735	347,927
Mosaic Co.	1,432	35,199
Motorola Solutions, Inc.	748	345,748
MSCI, Inc.	353	211,804
Nasdaq, Inc.	1,934	149,518
NetApp, Inc.	925	107,374
Netflix, Inc. (A)	1,947	1,735,400
Neurocrine Biosciences, Inc. (A)	447	61,015
Newmont Corp.	5,101	189,859
News Corp., Class A	1,704	46,928
NextEra Energy, Inc.	9,168	657,254
NIKE, Inc., Class B	5,333	403,548
NiSource, Inc.	1,996	73,373
Nordson Corp.	245	51,264
Norfolk Southern Corp.	1,015	238,220
Northern Trust Corp.	902	92,455
Northrop Grumman Corp.	617	289,552
NRG Energy, Inc.	929	83,814
Nucor Corp.	1,065	124,296
Nutanix, Inc., Class A (A)	1,146	70,112
NVIDIA Corp.	111,770	15,009,593
NVR, Inc. (A)	14	114,505
Occidental Petroleum Corp.	2,799	138,299
Okta, Inc. (A)	734	57,839
Old Dominion Freight Line, Inc.	866	152,762
Omnicom Group, Inc.	878	75,543
ON Semiconductor Corp. (A)	1,932	121,813
ONEOK, Inc.	2,608	261,843
Oracle Corp.	7,522	1,253,466
O'Reilly Automotive, Inc. (A)	260	308,308
Otis Worldwide Corp.	1,789	165,679
Ovintiv, Inc.	1,167	47,264
Owens Corning	391	66,595
PACCAR, Inc.	2,355	244,967
Packaging Corp. of America	402	90,502
Palantir Technologies, Inc., Class A (A)	9,398	710,771
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Palo Alto Networks, Inc. (A)	2,938	$ 534,598
Parker-Hannifin Corp.	579	368,261
Paychex, Inc.	1,454	203,880
Paycom Software, Inc.	233	47,758
PayPal Holdings, Inc. (A)	4,378	373,662
PepsiCo, Inc.	6,080	924,525
Pfizer, Inc.	25,090	665,638
PG&E Corp.	9,022	182,064
Philip Morris International, Inc.	6,933	834,387
Phillips 66	1,854	211,226
Pinterest, Inc., Class A (A)	2,732	79,228
PNC Financial Services Group, Inc.	1,781	343,466
Pool Corp.	172	58,642
PPG Industries, Inc.	1,044	124,706
PPL Corp.	3,288	106,728
Principal Financial Group, Inc.	1,034	80,042
Procter & Gamble Co.	10,469	1,755,128
Progressive Corp.	2,629	629,935
Prologis, Inc., REIT	4,164	440,135
Prudential Financial, Inc.	1,599	189,529
PTC, Inc. (A)	538	98,922
Public Service Enterprise Group, Inc.	2,231	188,497
Public Storage, REIT	707	211,704
PulteGroup, Inc.	929	101,168
Pure Storage, Inc., Class A (A)	1,418	87,108
Qorvo, Inc. (A)	422	29,510
QUALCOMM, Inc.	4,988	766,257
Quanta Services, Inc.	671	212,070
Quest Diagnostics, Inc.	494	74,525
Raymond James Financial, Inc.	878	136,380
RB Global, Inc.	1,371	123,742
Realty Income Corp., REIT	3,900	208,299
Regency Centers Corp., REIT	772	57,074
Regeneron Pharmaceuticals, Inc. (A)	484	344,768
Regions Financial Corp.	4,104	96,526
Reliance, Inc.	246	66,238
Republic Services, Inc.	982	197,559
ResMed, Inc.	656	150,021
Revvity, Inc.	551	61,497
Rivian Automotive, Inc., Class A (A)(E)	3,434	45,672
Robinhood Markets, Inc., Class A (A)	2,440	90,914
ROBLOX Corp., Class A (A)	2,157	124,804
Rockwell Automation, Inc.	510	145,753
Roku, Inc. (A)	588	43,712
Rollins, Inc.	1,299	60,209
Roper Technologies, Inc.	479	249,008
Ross Stores, Inc.	1,483	224,333
Royal Caribbean Cruises Ltd.	1,112	256,527
Royalty Pharma PLC, Class A	1,687	43,035
RPM International, Inc.	576	70,883
RTX Corp.	5,925	685,641
S&P Global, Inc.	1,436	715,171
Salesforce, Inc.	4,300	1,437,619
Samsara, Inc., Class A (A)	996	43,515
SBA Communications Corp., REIT	479	97,620
Schlumberger NV	6,310	241,925
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Seagate Technology Holdings PLC	945	$ 81,563
SEI Investments Co.	497	40,993
Sempra	2,807	246,230
ServiceNow, Inc. (A)	937	993,332
Sherwin-Williams Co.	1,072	364,405
Simon Property Group, Inc., REIT	1,462	251,771
Skyworks Solutions, Inc.	712	63,140
Snap, Inc., Class A (A)	4,794	51,631
Snap-on, Inc.	236	80,117
Snowflake, Inc., Class A (A)	1,383	213,549
Solventum Corp. (A)	656	43,335
Southern Co.	4,849	399,170
Southwest Airlines Co.	669	22,492
SS&C Technologies Holdings, Inc.	993	75,250
Stanley Black & Decker, Inc.	685	54,999
Starbucks Corp.	5,015	457,619
State Street Corp.	1,317	129,264
Steel Dynamics, Inc.	658	75,058
STERIS PLC	441	90,652
Stryker Corp.	1,533	551,957
Sun Communities, Inc., REIT	556	68,371
Super Micro Computer, Inc. (A)(E)	2,465	75,133
Synchrony Financial	1,781	115,765
Synopsys, Inc. (A)	691	335,384
Sysco Corp.	2,191	167,524
T. Rowe Price Group, Inc.	1,003	113,429
Take-Two Interactive Software, Inc. (A)	786	144,687
Targa Resources Corp.	930	166,005
Target Corp.	2,060	278,471
Teledyne Technologies, Inc. (A)	211	97,931
Teleflex, Inc.	211	37,554
Teradyne, Inc.	737	92,803
Tesla, Inc. (A)	13,451	5,432,052
Texas Instruments, Inc.	4,069	762,978
Texas Pacific Land Corp.	89	98,430
Textron, Inc.	837	64,022
Thermo Fisher Scientific, Inc.	1,702	885,431
TJX Cos., Inc.	5,036	608,399
T-Mobile U.S., Inc.	2,346	517,833
Toast, Inc., Class A (A)	1,778	64,808
Toro Co.	459	36,766
Tractor Supply Co.	2,436	129,254
Trade Desk, Inc., Class A (A)	2,029	238,468
Tradeweb Markets, Inc., Class A	522	68,340
TransDigm Group, Inc.	252	319,355
TransUnion	877	81,307
Travelers Cos., Inc.	1,022	246,190
Trimble, Inc. (A)	1,099	77,655
Truist Financial Corp.	5,991	259,890
Twilio, Inc., Class A (A)	690	74,575
Tyler Technologies, Inc. (A)	192	110,715
Tyson Foods, Inc., Class A	1,271	73,006
U.S. Bancorp	6,999	334,762
Uber Technologies, Inc. (A)	8,486	511,876
UDR, Inc., REIT	1,401	60,817
U-Haul Holding Co.	437	27,990
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Ulta Beauty, Inc. (A)	212	$ 92,205
Union Pacific Corp.	2,707	617,304
United Parcel Service, Inc., Class B	3,267	411,969
United Rentals, Inc.	298	209,923
United Therapeutics Corp. (A)	191	67,392
UnitedHealth Group, Inc.	4,121	2,084,649
Universal Health Services, Inc., Class B	267	47,905
Valero Energy Corp.	1,425	174,691
Veeva Systems, Inc., Class A (A)	690	145,072
Ventas, Inc., REIT	1,860	109,535
Veralto Corp.	1,108	112,850
VeriSign, Inc. (A)	388	80,300
Verisk Analytics, Inc.	636	175,173
Verizon Communications, Inc.	18,742	749,493
Vertex Pharmaceuticals, Inc. (A)	1,153	464,313
Vertiv Holdings Co., Class A	1,642	186,548
Viatris, Inc.	5,348	66,583
VICI Properties, Inc., REIT	4,676	136,586
Visa, Inc., Class A	7,464	2,358,923
Vistra Corp.	1,581	217,972
Vulcan Materials Co.	591	152,023
W.R. Berkley Corp.	1,359	79,529
Walgreens Boots Alliance, Inc.	3,282	30,621
Walmart, Inc.	19,916	1,799,411
Walt Disney Co.	8,129	905,164
Warner Bros Discovery, Inc. (A)	10,359	109,495
Waste Management, Inc.	1,794	362,011
Waters Corp. (A)	266	98,681
Watsco, Inc.	157	74,401
WEC Energy Group, Inc.	1,405	132,126
Wells Fargo & Co.	15,260	1,071,862
Welltower, Inc., REIT	2,776	349,859
West Pharmaceutical Services, Inc.	322	105,474
Western Digital Corp. (A)	1,559	92,963
Westinghouse Air Brake Technologies Corp.	785	148,828
Westlake Corp.	172	19,720
Weyerhaeuser Co., REIT	3,246	91,375
Williams Cos., Inc.	5,422	293,439
Williams-Sonoma, Inc.	567	104,997
Workday, Inc., Class A (A)	961	247,967
WP Carey, Inc., REIT	977	53,227
WW Grainger, Inc.	198	208,702
Wynn Resorts Ltd.	448	38,600
Xcel Energy, Inc.	2,477	167,247
Xylem, Inc.	1,085	125,882
Yum! Brands, Inc.	1,257	168,639
Zebra Technologies Corp., Class A (A)	234	90,375
Zillow Group, Inc., Class C (A)	692	51,243
Zimmer Biomet Holdings, Inc.	907	95,806
Zoetis, Inc.	2,029	330,585
Zoom Communications, Inc., Class A (A)	1,127	91,974
Zscaler, Inc. (A)	414	74,690
		227,585,745
	Shares	Value
COMMON STOCKS (continued)
Uruguay - 0.0% (F)
MercadoLibre, Inc. (A)	204	$ 346,890
Total Common Stocks (Cost $295,235,146)		353,605,734

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 18.4%
Australia - 0.6%
Australia Government Bonds
Series 158, 1.25%, 05/21/2032	AUD 2,820,000	1,419,182
Treasury Corp. of Victoria
2.00%, 09/17/2035	4,060,000	1,841,657
2.25%, 09/15/2033 (I)	5,286,000	2,638,159
		5,898,998
Austria - 0.1%
Republic of Austria Government Bonds
0.25%, 10/20/2036 (I)	EUR 1,360,000	1,036,214
Belgium - 0.3%
Kingdom of Belgium Government Bonds
1.70%, 06/22/2050 (I)	890,000	647,815
3.45%, 06/22/2043 (I)	1,670,000	1,747,078
		2,394,893
Canada - 1.7%
Canada Government Bonds
3.25%, 12/01/2033	CAD 7,060,000	4,932,639
OMERS Finance Trust
4.75%, 03/26/2031 (G)	$ 850,000	843,646
Province of British Columbia
2.20%, 06/18/2030	CAD 2,700,000	1,775,473
4.75%, 06/12/2034	$ 1,860,000	1,830,783
Province of Ontario
2.05%, 06/02/2030	CAD 2,870,000	1,875,981
4.10%, 03/04/2033	1,720,000	1,234,846
Province of Quebec
Zero Coupon, 10/29/2030 (I)	EUR 1,850,000	1,632,465
1.90%, 09/01/2030	CAD 2,870,000	1,851,942
		15,977,775
Chile - 0.1%
Chile Government International Bonds
3.88%, 07/09/2031	EUR 910,000	954,774
China - 3.5%
Agricultural Development Bank of China
2.25%, 04/22/2025	CNY 8,500,000	1,168,799
China Development Bank
3.34%, 07/14/2025	8,500,000	1,177,662
China Government Bonds
2.40%, 07/15/2028	14,000,000	1,988,369
2.69%, 08/15/2032	23,910,000	3,517,208
2.80%, 11/15/2032	36,220,000	5,362,020
3.12%, 10/25/2052	3,000,000	504,572
Series 1915, 3.13%, 11/21/2029	11,000,000	1,630,374
3.27%, 11/19/2030	78,400,000	11,826,307
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
China (continued)
China Government Bonds (continued)
3.53%, 10/18/2051	CNY 4,000,000	$ 715,442
3.81%, 09/14/2050	22,000,000	4,115,234
Export-Import Bank of China
2.93%, 03/02/2025	5,160,000	709,376
		32,715,363
Colombia - 0.1%
Colombia TES
Series B, 7.00%, 03/26/2031	COP 3,601,000,000	667,366
Czech Republic - 0.1%
Czech Republic Government Bonds
1.20%, 03/13/2031	CZK 17,200,000	600,993
Denmark - 0.1%
Denmark Government Bonds
Series G, 2.25%, 11/15/2033	DKK 3,880,000	546,726
Estonia - 0.1%
Estonia Government International Bonds
3.25%, 01/17/2034 (I)	EUR 770,000	805,935
Finland - 0.2%
Finland Government Bonds
1.13%, 04/15/2034 (I)	670,000	601,586
Series 10Y, 3.00%, 09/15/2034 (I)	810,000	851,121
		1,452,707
France - 1.0%
Agence Francaise de Developpement EPIC
1.50%, 10/31/2034 (I)	1,200,000	1,052,636
French Republic Government Bonds OAT
Zero Coupon, 11/25/2029 (I)	8,600,000	7,839,043
SNCF Reseau
1.88%, 03/30/2034 (I)	900,000	817,837
		9,709,516
Germany - 1.5%
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/2031 (I)	9,010,000	8,111,838
0.25%, 02/15/2029 (I)	2,430,000	2,342,920
4.25%, 07/04/2039 (I)	3,000,000	3,732,514
		14,187,272
Greece - 0.2%
Hellenic Republic Government Bonds
3.38%, 06/15/2034 (I)	1,760,000	1,844,297
Hungary - 0.0% (F)
Hungary Government Bonds
3.00%, 08/21/2030	HUF 113,030,000	243,117
Indonesia - 0.1%
Indonesia Treasury Bonds
8.38%, 03/15/2034	IDR 20,108,000,000	1,356,050
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ireland - 0.1%
Ireland Government Bonds
2.60%, 10/18/2034 (I)	EUR 800,000	$ 825,690
Italy - 0.8%
Italy Buoni Poliennali Del Tesoro
2.50%, 12/01/2032 (I)	1,000,000	984,267
Series 7Y, 4.00%, 11/15/2030 (I)	3,210,000	3,500,575
4.30%, 10/01/2054 (I)	210,000	222,782
4.45%, 09/01/2043 (I)	930,000	1,024,803
Series 30Y, 4.50%, 10/01/2053 (I)	1,360,000	1,503,488
		7,235,915
Japan - 1.9%
Japan Government Ten Year Bonds
Series 374, 0.80%, 03/20/2034 (J)	JPY 511,550,000	3,186,763
Series 375, 1.10%, 06/20/2034	357,000,000	2,277,068
Japan Government Thirty Year Bonds
0.40%, 09/20/2049	819,000,000	3,530,114
0.70%, 12/20/2051	565,000,000	2,516,278
Japan Government Twenty Year Bonds
0.40%, 03/20/2040	915,000,000	4,893,530
0.60%, 06/20/2037	220,000,000	1,279,830
		17,683,583
Lithuania - 0.1%
Republic of Lithuania
3.50%, 07/03/2031 (I)	EUR 600,000	641,537
Luxembourg - 0.1%
European Financial Stability Facility
3.00%, 09/04/2034 (I)	1,300,000	1,363,902
Malaysia - 0.3%
Malaysia Government Bonds
Series 0122, 3.58%, 07/15/2032	MYR 5,270,000	1,160,315
3.89%, 08/15/2029	5,600,000	1,265,276
		2,425,591
Mexico - 0.1%
Mexico Bonos
Series M, 8.50%, 05/31/2029	MXN 24,000,000	1,088,800
Netherlands - 0.2%
Netherlands Government Bonds
Zero Coupon, 07/15/2030 (I)	EUR 1,820,000	1,660,347
2.75%, 01/15/2047 (I)	570,000	594,862
		2,255,209
New Zealand - 0.2%
New Zealand Local Government Funding Agency Bonds
4.40%, 09/08/2027	AUD 3,460,000	2,145,444
Norway - 0.0% (F)
Norway Government Bonds
3.63%, 05/31/2039 (I)	NOK 1,120,000	95,277
Poland - 0.2%
Republic of Poland Government Bonds
Series 0432, 1.75%, 04/25/2032	PLN 2,900,000	539,114
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland (continued)
Republic of Poland Government International Bonds
3.13%, 10/22/2031 (I)	EUR 1,249,000	$ 1,299,984
		1,839,098
Portugal - 0.0% (F)
Portugal Obrigacoes do Tesouro OT
3.63%, 06/12/2054 (I)	320,000	341,774
Republic of Korea - 0.5%
Korea Development Bank
0.80%, 07/19/2026	$ 2,070,000	1,951,608
Korea Electric Power Corp.
1.13%, 06/15/2025 (G)	2,250,000	2,210,593
		4,162,201
Republic of South Africa - 1.1%
Republic of South Africa Government Bonds
8.88%, 02/28/2035	ZAR 209,263,000	10,092,906
Singapore - 0.1%
Singapore Government Bonds
2.63%, 08/01/2032	SGD 1,100,000	791,471
Slovenia - 0.2%
Slovenia Government International Bonds
5.00%, 09/19/2033 (G)	$ 1,500,000	1,482,075
Spain - 1.0%
Spain Government Bonds
2.70%, 10/31/2048 (I)	EUR 702,000	626,651
3.45%, 10/31/2034 (I)	3,280,000	3,506,683
3.50%, 05/31/2029	4,530,000	4,883,652
4.00%, 10/31/2054 (I)	310,000	338,353
		9,355,339
Supranational - 0.7%
Africa Finance Corp.
4.38%, 04/17/2026 (I)	$ 1,040,000	1,021,825
Asian Development Bank
2.13%, 05/19/2031	NZD 810,000	401,645
Banque Ouest Africaine de Developpement
4.70%, 10/22/2031 (I)	$ 530,000	478,516
Corp. Andina de Fomento
5.00%, 01/24/2029	1,370,000	1,374,540
5.30%, 02/19/2029	AUD 2,890,000	1,790,573
European Investment Bank
Zero Coupon, 01/14/2031 (I)	EUR 2,090,000	1,865,015
		6,932,114
Thailand - 0.2%
Thailand Government Bonds
1.59%, 12/17/2035	THB 15,000,000	408,725
2.00%, 12/17/2031	51,000,000	1,477,213
		1,885,938
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Kingdom - 0.9%
U.K. Gilt
0.38%, 10/22/2030 (I)	GBP 3,210,000	$ 3,231,793
0.63%, 10/22/2050 (I)	4,410,000	2,057,272
0.88%, 07/31/2033 (I)	580,000	540,483
1.63%, 10/22/2028 (I)	750,000	855,962
3.50%, 01/22/2045 (I)	1,750,000	1,759,188
4.25%, 07/31/2034 (I)	250,000	305,213
		8,749,911
Total Foreign Government Obligations (Cost $190,788,790)		171,785,771
CORPORATE DEBT SECURITIES - 9.0%
Australia - 0.4%
Australia & New Zealand Banking Group Ltd.
Fixed until 11/25/2030, 2.57% (K), 11/25/2035 (G)	$ 1,750,000	1,483,632
NBN Co. Ltd.
2.63%, 05/05/2031 (G)	1,015,000	877,330
Quintis Australia Pty. Ltd.
PIK Rate 13.51%, Cash Rate 14.36%, 10/01/2026 (B)(C)(G)(L)	237,012	59,253
PIK Rate 12.00%, Cash Rate 12.00%, 10/01/2028 (B)(C)(G)(H)(L)	3,336,317	0
Westpac Banking Corp.
Fixed until 11/15/2030, 2.67% (K), 11/15/2035	1,250,000	1,063,595
		3,483,810
Canada - 0.2%
Algonquin Power & Utilities Corp.
5.37% (M), 06/15/2026	550,000	552,590
Rogers Communications, Inc.
3.80%, 03/15/2032	975,000	876,717
		1,429,307
Cayman Islands - 0.1%
Alibaba Group Holding Ltd.
2.13%, 02/09/2031 (E)	950,000	800,522
Denmark - 0.2%
Realkredit Danmark AS
4.00%, 10/01/2056 (I)	DKK 11,962,387	1,661,278
France - 0.8%
AXA SA
Fixed until 05/28/2029, 3.25% (K), 05/28/2049 (I)	EUR 1,300,000	1,332,511
Banque Federative du Credit Mutuel SA
0.75%, 07/17/2025 (I)	1,000,000	1,024,310
1.25%, 12/05/2025 (I)	GBP 1,500,000	1,814,991
BPCE SA
Fixed until 06/01/2028, 5.75% (K), 06/01/2033 (I)	EUR 2,000,000	2,197,936
Orange SA
Fixed until 10/01/2026 (N), 5.00% (I)(K)	1,360,000	1,445,795
		7,815,543
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Germany - 0.5%
Allianz SE
Fixed until 07/08/2030, 2.12% (K), 07/08/2050 (I)	EUR 200,000	$ 193,323
Fixed until 01/25/2033, 5.82% (K), 07/25/2053 (I)	900,000	1,053,839
Kreditanstalt fuer Wiederaufbau
0.38%, 04/23/2030 (I)	3,620,000	3,360,266
		4,607,428
Indonesia - 0.1%
Pertamina Persero PT
6.50%, 11/07/2048 (I)	$ 850,000	885,706
Ireland - 0.1%
AIB Group PLC
Fixed until 03/28/2034, 5.87% (K), 03/28/2035 (G)	1,175,000	1,175,387
Italy - 0.1%
Generali
Fixed until 10/27/2027, 5.50% (K), 10/27/2047 (I)	EUR 1,200,000	1,313,685
Japan - 0.2%
Sumitomo Mitsui Financial Group, Inc.
2.13%, 07/08/2030	$ 1,950,000	1,667,759
Jersey, Channel Islands - 0.1%
Galaxy Pipeline Assets Bidco Ltd.
2.63%, 03/31/2036 (G)	1,575,000	1,281,740
Luxembourg - 0.3%
Blackstone Property Partners Europe Holdings SARL
1.25%, 04/26/2027 (I)	EUR 1,000,000	988,263
JBS USA Holding LUX SARL/JBS USA Food Co./JBS LUX Co. SARL
2.50%, 01/15/2027	$ 1,000,000	949,714
Medtronic Global Holdings SCA
1.00%, 07/02/2031	EUR 450,000	411,759
1.13%, 03/07/2027	840,000	841,440
		3,191,176
Netherlands - 0.4%
Akelius Residential Property Financing BV
1.13%, 01/11/2029 (I)	1,000,000	942,033
Alliander NV
Fixed until 03/27/2032 (N), 4.50% (E)(I)(K)	250,000	268,711
JT International Financial Services BV
3.63%, 04/11/2034 (I)	700,000	719,820
Thermo Fisher Scientific Finance I BV
2.00%, 10/18/2051	100,000	72,054
Upjohn Finance BV
1.91%, 06/23/2032 (I)	1,400,000	1,287,090
		3,289,708
Republic of Korea - 0.2%
Korea Southern Power Co. Ltd.
0.75%, 01/27/2026 (G)	$ 1,860,000	1,779,178
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Singapore - 0.0% (F)
Pfizer Investment Enterprises Pte. Ltd.
5.34%, 05/19/2063	$ 150,000	$ 137,917
Spain - 0.3%
Banco Santander SA
3.13%, 01/19/2027 (I)	EUR 1,400,000	1,454,470
5.18%, 11/19/2025	$ 1,400,000	1,398,425
		2,852,895
United Kingdom - 0.7%
HSBC Holdings PLC
Fixed until 11/13/2025, 2.26% (K), 11/13/2026 (I)	GBP 1,514,000	1,848,433
National Grid Electricity Distribution West Midlands PLC
5.75%, 04/16/2032 (I)	750,000	954,324
NatWest Group PLC
Fixed until 08/15/2029, 4.96% (K), 08/15/2030	$ 1,825,000	1,797,690
NGG Finance PLC
Fixed until 06/18/2025, 5.63% (K), 06/18/2073 (I)	GBP 1,360,000	1,699,179
		6,299,626
United States - 4.3%
Air Lease Corp.
3.13%, 12/01/2030	$ 425,000	376,554
Aon North America, Inc.
5.45%, 03/01/2034	1,350,000	1,348,366
AT&T, Inc.
1.80%, 09/05/2026	EUR 1,520,000	1,549,278
2.90%, 12/04/2026	GBP 200,000	241,458
3.65%, 06/01/2051	$ 750,000	530,281
Bank of America Corp.
Fixed until 07/22/2026, 1.73% (K), 07/22/2027	1,750,000	1,668,471
Fixed until 09/15/2033, 5.87% (K), 09/15/2034	975,000	1,001,270
Bank of New York Mellon Corp.
Fixed until 03/14/2034, 5.19% (K), 03/14/2035	1,100,000	1,089,785
Boeing Co.
5.81%, 05/01/2050	750,000	696,190
6.26%, 05/01/2027	225,000	230,356
6.30%, 05/01/2029	425,000	440,579
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	400,000	385,868
Centene Corp.
2.50%, 03/01/2031	2,275,000	1,881,667
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (K), 05/19/2034	1,045,000	1,076,644
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 03/01/2042	425,000	289,067
4.80%, 03/01/2050	1,300,000	978,593
Chubb INA Holdings LLC
0.88%, 06/15/2027	EUR 1,000,000	988,586
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc.
Fixed until 03/17/2032, 3.79% (K), 03/17/2033	$ 1,000,000	$ 898,021
4.45%, 09/29/2027	1,075,000	1,060,547
Comcast Corp.
3.25%, 09/26/2032	EUR 950,000	987,657
3.75%, 04/01/2040	$ 850,000	684,296
Enterprise Products Operating LLC
4.95%, 02/15/2035	575,000	556,735
Ford Motor Credit Co. LLC
7.20%, 06/10/2030	1,600,000	1,685,590
Global Payments, Inc.
4.45%, 06/01/2028	1,000,000	977,437
Goldman Sachs Group, Inc.
0.75%, 03/23/2032 (I)	EUR 1,260,000	1,093,069
Fixed until 04/25/2034, 5.85% (K), 04/25/2035	$ 750,000	764,552
JPMorgan Chase & Co.
Fixed until 02/17/2032, 0.60% (K), 02/17/2033 (I)	EUR 1,000,000	860,087
Fixed until 10/23/2033, 6.25% (K), 10/23/2034	$ 2,700,000	2,854,067
Las Vegas Sands Corp.
5.90%, 06/01/2027	550,000	557,841
6.00%, 08/15/2029	329,000	333,225
NextEra Energy Capital Holdings, Inc.
2.75%, 11/01/2029	1,125,000	1,020,130
Nuveen LLC
5.85%, 04/15/2034 (G)	475,000	481,004
ONEOK, Inc.
5.05%, 11/01/2034	450,000	430,543
Oracle Corp.
2.88%, 03/25/2031	2,300,000	2,024,270
PNC Financial Services Group, Inc.
Fixed until 10/20/2033, 6.88% (K), 10/20/2034	1,775,000	1,941,022
Prologis Euro Finance LLC
1.88%, 01/05/2029	EUR 950,000	945,477
Thermo Fisher Scientific, Inc.
0.88%, 10/01/2031	850,000	763,301
1.88%, 10/01/2049	400,000	287,849
T-Mobile USA, Inc.
2.55%, 02/15/2031	$ 1,350,000	1,161,975
U.S. Bancorp
Fixed until 06/10/2033, 5.84% (K), 06/12/2034	678,000	691,524
Vontier Corp.
2.40%, 04/01/2028	925,000	834,748
Warnermedia Holdings, Inc.
5.14%, 03/15/2052	325,000	242,625
Xcel Energy, Inc.
2.60%, 12/01/2029	1,425,000	1,272,729
		40,183,334
Total Corporate Debt Securities (Cost $93,079,163)		83,855,999
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 6.8%
U.S. Treasury - 4.5%
U.S. Treasury Bonds
1.13%, 05/15/2040	$ 6,130,000	$ 3,691,170
1.75%, 08/15/2041	4,560,000	2,956,341
U.S. Treasury Notes
0.38%, 12/31/2025 (E)	8,770,000	8,444,756
0.50%, 04/30/2027	5,880,000	5,393,062
1.13%, 10/31/2026	9,690,000	9,159,700
1.38%, 11/15/2031	3,070,000	2,508,526
1.88%, 02/15/2032	4,070,000	3,423,093
2.38%, 03/31/2029	4,250,000	3,921,787
3.38%, 05/15/2033	2,860,000	2,628,519
		42,126,954
U.S. Treasury Inflation-Protected Securities - 2.3%
U.S. Treasury Inflation-Protected Indexed Notes
1.88%, 07/15/2034 (O)	21,607,015	20,942,127
		20,942,127
Total U.S. Government Obligations (Cost $66,031,167)		63,069,081
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.9%
Federal Home Loan Mortgage Corp.
2.00%, 03/01/2052	6,909,452	5,388,459
2.50%, 06/01/2050 - 01/01/2053	2,999,269	2,457,786
Federal National Mortgage Association
2.50%, 02/01/2052 - 12/01/2052	5,885,676	4,811,945
3.00%, 01/01/2053	10,799,842	9,171,463
3.50%, 01/01/2051	4,179,111	3,737,435
6.50%, 10/01/2053	346,840	356,850
Uniform Mortgage-Backed Security, TBA
3.00%, 01/01/2055 (J)	300,000	254,433
4.00%, 01/01/2055 (J)	2,800,000	2,559,343
4.50%, 01/01/2055 (J)	2,400,000	2,256,375
5.00%, 01/01/2055 (J)	4,975,000	4,799,759
5.50%, 01/01/2055 (J)	5,835,000	5,756,169
6.00%, 01/01/2055 (J)	4,010,000	4,030,237
Total U.S. Government Agency Obligations (Cost $48,238,061)		45,580,254
MORTGAGE-BACKED SECURITIES - 2.8%
Cayman Islands - 0.1%
HGI CRE CLO Ltd.
Series 2021-FL2, Class A, 1-Month Term SOFR + 1.11%, 5.51% (K), 09/17/2036 (G)	518,488	516,033
Ireland - 0.0% (F)
Berg Finance DAC
Series 2021-1, Class A, 3-Month EURIBOR + 1.05%, 4.25% (K), 04/22/2033 (I)	EUR 149,560	151,416
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United Kingdom - 0.1%
Landmark Mortgage Securities No. 3 PLC
Series 3, Class C, SONIA + 2.22%, 7.02% (K), 04/17/2044 (I)	GBP 951,561	$ 1,140,597
United States - 2.6%
BAMLL Commercial Mortgage Securities Trust
Series 2016-ISQ, Class A, 2.85%, 08/14/2034 (G)	$ 1,000,000	849,999

BAMLL Trust
Series 2024-BHP, Class A, 1-Month Term SOFR + 2.35%, 6.75% (K), 08/15/2039 (G)	1,500,000	1,507,437

Bayview Opportunity Master Fund VIa Trust
Series 2022-3, Class A1, 3.00% (K), 01/25/2052 (G)	1,621,107	1,349,111

BPR Trust
Series 2022-OANA, Class A, 1-Month Term SOFR + 1.90%, 6.30% (K), 04/15/2037 (G)	2,000,000	2,007,500
Series 2022-SSP, Class A, 1-Month Term SOFR + 3.00%, 7.40% (K), 05/15/2039 (G)	2,000,000	2,009,872

BX Trust
Series 2019-OC11, Class D, 3.94% (K), 12/09/2041 (G)	576,000	523,790
Series 2023-DELC, Class A, 1-Month Term SOFR + 2.69%, 7.09% (K), 05/15/2038 (G)	1,390,000	1,400,425

GCAT Trust
Series 2024-INV1, Class 2A2, 6.50% (K), 01/25/2054 (G)	1,156,005	1,170,365

GS Mortgage-Backed Securities Corp. Trust
Series 2022-PJ2, Class A6, 3.00% (K), 06/25/2052 (G)	810,899	673,870

Hundred Acre Wood Trust
Series 2021-INV3, Class A3, 2.50% (K), 12/25/2051 (G)	1,218,007	972,758

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2022-ACB, Class A, 1-Month SOFR Average + 1.40%, 6.00% (K), 03/15/2039 (G)	1,300,000	1,303,250

JPMorgan Mortgage Trust
Series 2021-INV6, Class A2, 3.00% (K), 04/25/2052 (G)	1,409,909	1,176,874
Series 2022-INV3, Class A3B, 3.00% (K), 09/25/2052 (G)	1,208,820	999,956

JW Commercial Mortgage Trust
Series 2024-MRCO, Class A, 1-Month Term SOFR + 1.62%, 6.02% (K), 06/15/2039 (G)	1,000,000	1,000,312

Ladder Capital Commercial Mortgage Trust
Series 2013-GCP, Class A1, 3.57%, 02/15/2036 (G)	443,958	421,879

MFA Trust
Series 2024-NQM2, Class A1, 5.27% (K), 08/25/2069 (G)	1,732,657	1,712,896

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)

OBX Trust
Series 2020-EXP1, Class 1A8, 3.50% (K), 02/25/2060 (G)	$ 174,987	$ 152,146

Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/2039 (G)	1,400,000	1,276,144

Onslow Bay Financial LLC
Series 2023-INV1, Class A1, 3.00% (K), 01/25/2052 (G)	1,102,246	918,023

PRKCM Trust
Series 2023-AFC1, Class A1, 6.60% (K), 02/25/2058 (G)	1,458,116	1,468,818

PRMI Securitization Trust
Series 2021-1, Class A2, 2.50% (K), 04/25/2051 (G)	1,582,962	1,248,478
		24,143,903
Total Mortgage-Backed Securities (Cost $27,819,075)		25,951,949
ASSET-BACKED SECURITIES - 0.2%
United States - 0.2%
Navient Private Education Loan Trust Series 2014-AA, Class A3, 1-Month Term SOFR + 1.71%, 6.11% (K), 10/15/2031 (G)	73,556	73,672
Retained Vantage Data Centers Issuer LLC Series 2023-1A, Class A2A, 5.00%, 09/15/2048 (G)	1,500,000	1,475,761
SLM Private Education Loan Trust Series 2010-C, Class A5, 1-Month Term SOFR + 4.86%, 9.26% (K), 10/15/2041 (G)	688,481	713,318
SMB Private Education Loan Trust Series 2019-A, Class A2A, 3.44%, 07/15/2036 (G)	78,034	76,476
Total Asset-Backed Securities (Cost $2,290,804)		2,339,227
MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
Michigan - 0.1%
University of Michigan, Revenue Bonds, Series A,
4.45%, 04/01/2122	710,000	557,106
Total Municipal Government Obligation (Cost $710,000)		557,106

	Shares	Value
PREFERRED STOCKS - 0.0% (F)
Germany - 0.0% (F)
Bayerische Motoren Werke AG, 8.30% (P)	407	30,490
Dr. Ing. h.c. F. Porsche AG, 3.96% (G)(P)	835	50,600
Henkel AG & Co. KGaA, 2.19% (P)	1,220	107,039
Porsche Automobil Holding SE, 7.02% (P)	1,127	42,466
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
PREFERRED STOCKS (continued)
Germany (continued)
Sartorius AG, 0.35% (P)	189	$ 42,002
Volkswagen AG, 10.17% (P)	1,489	137,383
Total Preferred Stocks (Cost $730,327)		409,980

	Principal	Value
CONVERTIBLE BONDS - 0.0%
India - 0.0%
REI Agro Ltd.
5.50%, 11/13/2014 (A)(B)(C)(G)(H)(Q)	$ 697,000	0

5.50%, 11/13/2014 (A)(B)(C)(H)(I)(Q)	259,000	0
Total Convertible Bonds (Cost $542,530)		0

	Shares	Value
WARRANT - 0.0%
Canada - 0.0%
Constellation Software, Inc. Exercise Price CAD 0, Expiration Date 03/31/2040(A)(B)(C)(R)	203	0
Total Warrant (Cost $0)		0

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.9%
U.S. Treasury Bills
4.62% (P), 01/09/2025	$ 12,000,000	11,990,185
4.62% (P), 01/16/2025 (S)	5,916,000	5,906,261
Total Short-Term U.S. Government Obligations (Cost $17,891,643)		17,896,446

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (P)	11,077,407	$ 11,077,407
Total Other Investment Company (Cost $11,077,407)		11,077,407

	Principal	Value
REPURCHASE AGREEMENT - 17.6%
Fixed Income Clearing Corp., 1.80% (P), dated 12/31/2024, to be repurchased at $163,964,530 on 01/02/2025. Collateralized by U.S. Government Obligations, 0.13% - 4.63%, due 10/15/2026 - 11/15/2026, and with a total value of $167,216,780. (O)	$ 163,937,811	163,937,811
Total Repurchase Agreement (Cost $163,937,811)		163,937,811
Total Investments (Cost $918,371,924)		940,066,765
Net Other Assets (Liabilities) - (0.8)%		(7,469,474)
Net Assets - 100.0%		$ 932,597,291
CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Day JPY-TONA	Pay	1.74%	Annually	11/12/2054	JPY	113,672,000	$18,153	$—	$18,153
28-Day TIIE-Banxico	Receive	8.96	Monthly	11/22/2027	MXN	920,372,000	(183,230)	—	(183,230)
12-Month EUR-CPTFE	Receive	2.17	Maturity	01/15/2034	EUR	5,998,000	167,526	—	167,526
12-Month EUR-CPTFE	Receive	2.17	Maturity	01/15/2034	EUR	8,161,409	227,950	—	227,950
12-Month EUR-CPTFE	Receive	2.18	Maturity	01/15/2034	EUR	8,161,409	235,089	—	235,089
Total							$465,488	$—	$465,488
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (T)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Daily Total Return Net Japan Index	BCLY	Receive	Quarterly	05/12/2025	USD	33,954,781	3,883	$(721,625)	$—	$(721,625)
MSCI Emerging Markets ex China Gross Return USD Index	BCLY	Pay	Quarterly	05/29/2025	USD	20,483,621	2,561	473,932	—	473,932
MSCI Emerging Markets ex-China Gross Return USD Index	BCLY	Pay	Quarterly	05/29/2025	USD	9,166,040	1,146	169,679	—	169,679
MSCI Emerging Markets ex-China Gross Return USD Index	BCLY	Pay	Quarterly	05/29/2025	USD	415,911	52	9,087	—	9,087
MSCI Emerging Net Total Return Index	BCLY	Receive	Quarterly	06/17/2025	USD	63,883,564	108,231	(1,923,291)	—	(1,923,291)
MSCI USA Gross Return Index	CITI	Receive	Quarterly	05/08/2025	USD	139,973,049	5,192	(1,650,393)	—	(1,650,393)
S&P Small Cap 600 Total Return Index	BCLY	Receive	Quarterly	07/21/2025	USD	3,318,623	1,608	(97,940)	—	(97,940)
S&P Small Cap 600 Total Return Index	BCLY	Receive	Quarterly	07/21/2025	USD	13,565,489	6,573	(384,599)	—	(384,599)
Total								$(4,125,150)	$—	$(4,125,150)

Bilateral Equity Basket Total Return Swaps
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Barclays Japanese REITs	BCLY	Receive	11/11/2025	JPY	1,124,504,754	0.8%	$(48,832)	$—	$(48,832)
BNP Paribas EMU Anti-Value 5	BNP	Pay	09/18/2025	EUR	8,214,014	0.9	105,109	—	105,109
BNP Paribas EMU Anti- Value+Quality(a)	BNP	Pay	09/18/2025	EUR	10,794,085	1.2	102,853	—	102,853
BNP Paribas EMU Value 5	BNP	Receive	09/18/2025	EUR	8,129,790	0.9	(85,282)	—	(85,282)
BNP Paribas EMU Value+Quality(b)	BNP	Receive	09/18/2025	EUR	10,657,140	1.1	(115,821)	—	(115,821)
BNP Paribas Long EM Value+Quality(c)	BNP	Receive	05/22/2025	USD	22,075,881	2.4	(1,610,545)	—	(1,610,545)
BNP Paribas Long EMU Domestics(d)	BNP	Receive	12/15/2025	EUR	3,296,860	0.4	(2,672)	—	(2,672)
BNP Paribas Long EMU Domestics(d)	BNP	Receive	12/15/2025	EUR	3,214,835	0.3	790	—	790
BNP Paribas Long EMU Domestics(d)	BNP	Receive	12/15/2025	EUR	2,842,135	0.3	(26,152)	—	(26,152)
BNP Paribas Long EMU Domestics(d)	BNP	Receive	12/15/2025	EUR	1,219,318	0.1	(27,510)	—	(27,510)
BNP Paribas Long EMU Domestics(d)	BNP	Receive	12/15/2025	EUR	1,217,050	0.1	(33,300)	—	(33,300)
BNP Paribas Long EMU Domestics(d)	BNP	Receive	12/15/2025	EUR	1,214,869	0.1	(22,782)	—	(22,782)
BNP Paribas Short US Domestic(e)	BNP	Pay	12/12/2025	USD	3,016,045	0.3	158,681	—	158,681
BNP Paribas Short US Domestic(e)	BNP	Pay	12/12/2025	USD	2,977,909	0.3	135,446	—	135,446
BNP Paribas Short US Domestic(e)	BNP	Pay	12/12/2025	USD	2,976,046	0.3	124,821	—	124,821
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Bilateral Equity Basket Total Return Swaps
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BNP Paribas Short US Domestic(e)	BNP	Pay	12/12/2025	USD	1,288,155	0.1%	$81,224	$—	$81,224
BNP Paribas Short US Domestic(e)	BNP	Pay	12/12/2025	USD	1,274,124	0.1	70,337	—	70,337
BNP Paribas Short US Domestic(e)	BNP	Pay	12/15/2025	USD	1,278,122	0.1	74,345	—	74,345
JPMorgan Long Japan 80% Value	JPM	Receive	12/22/2025	USD	7,482,926	0.8	38,870	—	38,870
JPMorgan Long US Broad Value	JPM	Receive	11/24/2025	USD	6,004,855	0.6	(275,002)	—	(275,002)
JPMorgan Short Japan Anti- Value	JPM	Pay	12/22/2025	USD	7,644,083	0.8	148,254	—	148,254
JPMorgan Short US Broad Anti-Value	JPM	Pay	11/24/2025	USD	5,990,814	0.6	357,158	—	357,158
Total							$(850,010)	$—	$(850,010)

Value
OTC Swap Agreements, at value (Assets)	$ 2,050,586
OTC Swap Agreements, at value (Liabilities)	$ (7,025,746)

(a)	The significant reference entities underlying the corresponding total return swap as of December 31, 2024, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Airbus SE	167	$25,911	2.58%
MTU Aero Engines AG	74	23,932	2.38
Safran SA	106	22,575	2.25
		72,418
Air Freight & Logistics
InPost SA	1,324	21,853	2.18
Beverages
Anheuser-Busch InBev SA	446	21,512	2.14
Davide Campari-Milano NV	4,044	24,334	2.42
Pernod Ricard SA	216	23,549	2.35
		69,395
Biotechnology
Argenx SE	41	24,557	2.45
Broadline Retail
Prosus NV	611	23,418	2.33
Capital Markets
Euronext NV	237	25,661	2.56
Chemicals
DSM-Firmenich AG	227	22,171	2.21
Symrise AG	223	22,877	2.28
		45,048
Construction & Engineering
Ferrovial SE	634	25,727	2.56
Diversified Telecommunication Services
Cellnex Telecom SA	727	22,166	2.21
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Electric Utilities
EDP SA	6,994	$21,617	2.15%
Elia Group SA	259	19,272	1.92
		40,889
Electrical Equipment
Siemens Energy AG	503	25,354	2.53
Entertainment
Bollore SE	4,044	24,024	2.39
Financial Services
Adyen NV	19	26,801	2.67
Edenred SE	830	26,362	2.63
Eurazeo SE	342	24,635	2.45
Groupe Bruxelles Lambert NV	367	24,216	2.41
Sofina SA	86	18,682	1.86
		120,696
Food Products
Lotus Bakeries NV	2	19,139	1.91
Hotels, Restaurants & Leisure
Accor SA	536	25,200	2.51
Amadeus IT Group SA	347	23,672	2.36
Delivery Hero SE	599	16,247	1.62
		65,119
Independent Power & Renewable Electricity Producers
EDP Renovaveis SA	2,172	21,803	2.17
Insurance
ASR Nederland NV	537	24,603	2.45
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
Common Stocks - Long	Shares	Value	Percentage of Basket Value
NN Group NV	530	$22,287	2.22%
Talanx AG	305	25,080	2.50
		71,970
Interactive Media & Services
Scout24 SE	275	23,366	2.33
Life Sciences Tools & Services
Sartorius AG	102	21,921	2.18
Sartorius Stedim Biotech	127	23,908	2.38
		45,829
Office REITs
Gecina SA	245	22,130	2.20
Oil, Gas & Consumable Fuels
Eni SpA	1,660	21,729	2.16
Paper & Forest Products
Stora Enso OYJ, R Shares	2,354	22,874	2.28
Pharmaceuticals
UCB SA	131	25,111	2.50
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Professional Services
Aeroports de Paris SA	221	$24,716	2.46%
Semiconductors & Semiconductor Equipment
BE Semiconductor Industries NV	198	26,241	2.61
Infineon Technologies AG	756	23,736	2.36
		49,977
Textiles, Apparel & Luxury Goods
adidas AG	107	25,238	2.51
Transportation Infrastructure
Getlink SE	1,537	23,678	2.36
Total Common Stocks - Long		$1,003,885

(b)	The significant reference entities underlying the corresponding total return swap as of December 31, 2024, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Leonardo SpA	925	$23,987	2.42%
Automobile Components
Cie Generale des Etablissements Michelin SCA	748	23,799	2.41
Automobiles
Dr. Ing. h.c. F. Porsche AG	370	21,612	2.18
Mercedes-Benz Group AG	446	23,972	2.42
Stellantis NV	1,779	22,400	2.26
		67,984
Banks
AIB Group PLC	4,343	23,147	2.34
Banco Bilbao Vizcaya Argentaria SA	2,560	24,193	2.45
Banco Santander SA	5,170	23,083	2.33
Bank of Ireland Group PLC	2,698	23,758	2.40
Erste Group Bank AG	442	26,377	2.67
Nordea Bank Abp	2,176	22,853	2.31
UniCredit SpA	556	21,434	2.17
		164,845
Building Products
Cie de Saint-Gobain SA	259	22,239	2.25
Chemicals
Arkema SA	301	22,113	2.24
Syensqo SA	310	21,853	2.21
		43,966
Commercial Services & Supplies
Deutsche Post AG	662	22,507	2.27
Construction & Engineering
Eiffage SA	273	23,163	2.34
Vinci SA	232	23,126	2.34
		46,289
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Construction Materials
Heidelberg Materials AG	196	$23,354	2.36%
Consumer Staples Distribution & Retail
Carrefour SA	1,586	21,773	2.20
Koninklijke Ahold Delhaize NV	719	22,638	2.29
		44,411
Diversified Telecommunication Services
Koninklijke KPN NV	6,566	23,079	2.33
Orange SA	2,384	22,951	2.32
		46,030
Electric Utilities
Enel SpA	3,435	23,651	2.39
Energy Equipment & Services
Tenaris SA	1,332	24,075	2.43
Financial Services
EXOR NV	245	21,711	2.19
Health Care Providers & Services
Fresenius Medical Care AG	568	25,091	2.54
Household Durables
SEB SA	250	21,891	2.21
Household Products
Henkel AG & Co. KGaA	295	24,997	2.53
Henkel AG & Co. KGaA	328	24,369	2.46
		49,366
Insurance
Ageas SA	483	22,647	2.29
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
Common Stocks - Long	Shares	Value	Percentage of Basket Value
IT Services
Bechtle AG	701	$21,811	2.20%
Capgemini SE	144	22,809	2.31
		44,620
Machinery
Daimler Truck Holding AG	634	23,376	2.36
Media
Publicis Groupe SA	224	23,121	2.34
Multi-Utilities
E.ON SE	1,976	22,218	2.25
Engie SA	1,519	23,263	2.35
		45,481
Pharmaceuticals
Bayer AG	1,134	21,910	2.21
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Ipsen SA	209	$23,130	2.34%
Sanofi SA	246	23,093	2.33
		68,133
Professional Services
Randstad NV	563	22,924	2.32
Teleperformance SE	259	21,521	2.18
		44,445
Retail REITs
Klepierre SA	803	22,324	2.26
Total Common Stocks - Long		$989,343

(c)	The significant reference entities underlying the corresponding total return swap as of December 31, 2024, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Automobiles
Hyundai Mobis Co Ltd.	59	$9,365	0.99%
Kia Corp.	220	14,985	1.59
PT Astra International Tbk	25,571	7,705	0.82
		32,055
Banks
AK Bank TAS	4,911	9,006	0.95
Banco Do Brasil SA	2,511	9,835	1.04
Bank Pekao S.A.	289	9,635	1.02
Dubai Islamic Bank	6,335	12,229	1.30
Emirates NBD	2,737	15,985	1.69
Eurobank Ergasias Services & Holdings SA	3,845	8,873	0.94
Grupo Financiero Banorte SAB de CV, Class O	3,788	24,327	2.58
Grupo Financiero Banorte SAB de CV, Series B	2,444	11,587	1.23
Nedbank Group Ltd.	672	10,025	1.06
OTP Bank	328	17,867	1.89
		129,369
Construction & Engineering
Samsung C&T Corp.	109	8,447	0.90
Construction Materials
Cemex Sab de CV	12,475	6,985	0.74
Distributors
Arca Continental S.A.B. de C.V.	1,130	9,355	0.99
Diversified Telecommunication Services
Hellenic Telecommunications Organizia	379	5,836	0.62
Telkom Indonesia Persero TBK	94,705	15,778	1.67
Vodacom Group Limited	1,220	6,541	0.69
		28,155
Electronic Equipment, Instruments & Components
LG Innotek Co Ltd.	106	11,573	1.23
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Samsung SDI Co. Ltd.	127	$10,990	1.17%
Zhen Ding Technology Holding Inc.	3,567	13,055	1.38
		35,618
Financial Services
Chailease Holding Co. Ltd.	2,236	7,706	0.82
Itausa SA	8,485	12,141	1.29
Meritz Financial Group	138	9,702	1.03
National Bank of Greece	1,316	10,436	1.11
Powszechny Zaklad Ubezpiecze	930	10,312	1.09
		50,297
Food Products
Gruma S.A.B De CV, Class B	427	6,666	0.71
Independent Power & Renewable Electricity Producers
Cia Energetica DE Minas Gerais	4,504	8,108	0.86
Insurance
Samsung Fire & marine Insurance Co., Ltd.	41	9,908	1.05
Internet & Catalog Retail
Arabian Internet and Communications Services	175	12,558	1.33
Marine Transportation
Evergreen Marine Corp.	1,286	8,824	0.94
Metals & Mining
Gold Fields	661	8,648	0.92
Vale SA	2,730	24,133	2.56
		32,781
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA	2,208	14,102	1.49
Passenger Airlines
Turk Hava Yollari AO Co.	755	6,001	0.64
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Pharmaceuticals
Mouwasat Medical Services	256	$5,790	0.61%
Richter Gedeon Nyrt	367	9,612	1.02
		15,402
Real Estate Management & Development
Emaar Properties PJSC	3,117	10,906	1.16
Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	953	16,501	1.75
Taiwan Semiconductor Manufacturing Co. Ltd.	1,150	37,701	4.00
		54,202
Technology Hardware, Storage & Peripherals
Lite-On Technology Corp.	4,576	13,884	1.47
Pegatron Corp.	4,761	13,343	1.41
Samsung Electronics Co. Ltd.	4,377	157,507	16.70
Samsung Electronics- Mechanics Co. Ltd.	170	14,193	1.50
Wistron Corp.	4,404	13,969	1.48
		212,896
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Trading Companies & Distributors
Bidvest Group Ltd.	431	$6,014	0.64%
Total Common Stocks - Long		$698,649
Preferred Stocks - Long
Banks
Itau Unibanco Holding SA	7,158	35,647	3.78
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA	2,655	15,571	1.65
Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	753	22,521	2.39
Total Preferred Stocks - Long		$73,739

Total Investments		$772,388

(d)	The significant reference entities underlying the corresponding total return swap as of December 31, 2024, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Indra Sistemas SA	1,219	$20,824	2.15%
Rheinmetall AG	97	59,709	6.15
		80,533
Air Freight & Logistics
Fraport AG	410	23,961	2.47
Building Products
Cie de Saint-Gobain SA	901	77,199	7.96
Kingspan Group PLC	496	34,940	3.60
		112,139
Construction & Engineering
Bouygues SA	929	26,520	2.73
Eiffage SA	324	27,454	2.83
Vinci SA	948	94,539	9.74
		148,513
Containers & Packaging
Smurfit WestRock PLC	1,159	60,299	6.21
Distributors
D'ieteren Group	149	23,933	2.47
Diversified Consumer Services
Louis Hachette Group SA	3,233	4,881	0.50
Health Care Providers & Services
Basic Fit NV	887	20,032	2.06
Hotels, Restaurants & Leisure
La Francaise des Jeux SACA	643	23,924	2.47
Interactive Media & Services
Scout24 SE	327	27,815	2.87
Common Stocks - Long	Shares	Value	Percentage of Basket Value
IT Services
Bechtle AG	698	$21,712	2.24%
Capgemini SE	353	55,853	5.76
Exclusive Networks	786	14,828	1.53
		92,393
Machinery
Iveco Group NV	2,179	20,355	2.10
Media
Automobiles	3,602	17,852	1.84
Canal+ SA	3,233	7,938	0.82
Havas NV	3,233	5,245	0.54
Vivendi SE	3,233	8,318	0.86
		39,353
Paper & Forest Products
Stora Enso OYJ, R Shares	2,790	27,110	2.79
Passenger Airlines
Deutsche Lufthansa AG	3,707	22,897	2.36
Professional Services
Aeroports de Paris SA	214	23,899	2.46
Randstad NV	596	24,267	2.50
		48,166
Specialty Retail
Industria de Diseno Textil SA	2,005	99,550	10.26
Zalando SE	881	28,524	2.94
		128,074
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Transportation Infrastructure
Aena SME SA	207	$40,901	4.22%
Getlink SE	1,628	25,086	2.59
		65,987
Total Common Stocks - Long		$970,365

(e)	The significant reference entities underlying the corresponding total return swap as of December 31, 2024, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Air Freight & Logistics
FedEx Corp.	50	$14,166	1.50%
United Parcel Service, Inc., Class B	159	20,038	2.13
		34,204
Building Products
Trane Technologies PLC	49	18,082	1.92
Chemicals
Sherwin-Williams Co.	52	17,672	1.88
Commercial Services & Supplies
Cintas Corp.	79	14,386	1.53
Copart, Inc.	188	10,794	1.15
Republic Services, Inc.	48	9,595	1.02
Waste Connections, Inc.	56	9,605	1.02
Waste Management, Inc.	87	17,568	1.87
		61,948
Communications Equipment
Arista Networks, Inc.	232	25,611	2.72
Construction & Engineering
Quanta Services, Inc.	32	10,101	1.07
Construction Materials
Martin Marietta Materials, Inc.	13	6,848	0.73
Vulcan Materials Co.	29	7,369	0.78
		14,217
Entertainment
Walt Disney Co.	393	43,808	4.65
Ground Transportation
CSX Corp.	421	13,572	1.44
Norfolk Southern Corp.	49	11,512	1.22
Old Dominion Freight Line, Inc.	42	7,381	0.78
Union Pacific Corp.	132	30,137	3.20
		62,602
Hotels, Restaurants & Leisure
DoorDash, Inc., Class A	67	11,197	1.19
Hilton Worldwide Holdings, Inc.	53	13,213	1.40
Marriott International, Inc., Class A	52	14,480	1.54
Starbucks Corp.	246	22,432	2.38
		61,322
Household Durables
D.R. Horton, Inc.	64	8,900	0.95
Common Stocks - Long	Shares	Value	Percentage of Basket Value
Lennar Corp., Class A	52	$7,065	0.75%
NVR, Inc.	1	5,461	0.58
		21,426
IT Services
Cognizant Technology Solutions Corp., Class A	108	8,269	0.88
Snowflake, Inc., Class A	65	10,105	1.07
		18,374
Media
Charter Communications, Inc., Class A	20	6,899	0.73
Comcast Corp., Class A	838	31,451	3.34
		38,350
Professional Services
Automatic Data Processing, Inc.	88	25,898	2.75
Broadridge Financial Solutions, Inc.	25	5,733	0.61
Equifax, Inc.	27	6,841	0.73
Verisk Analytics, Inc.	31	8,510	0.90
		46,982
Software
Crowdstrike Holdings, Inc., Class A	50	17,274	1.84
Datadog, Inc., Class A	61	8,699	0.92
Fair Isaac Corp.	5	10,590	1.13
Roper Technologies, Inc.	23	12,089	1.28
Tyler Technologies, Inc.	9	5,338	0.57
Workday, Inc., Class A	46	11,923	1.27
		65,913
Specialty Retail
AutoZone, Inc.	4	11,866	1.26
Home Depot, Inc.	215	83,819	8.90
Lowe's Cos., Inc.	123	30,373	3.23
O'Reilly Automotive, Inc.	13	14,921	1.59
Ross Stores, Inc.	72	10,887	1.16
TJX Cos., Inc.	245	29,559	3.14
Tractor Supply Co.	117	6,208	0.66
		187,633
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	24	9,273	0.99
Trading Companies & Distributors
Fastenal Co.	124	8,933	0.95
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
Common Stocks - Long	Shares	Value	Percentage of Basket Value
United Rentals, Inc.	14	$10,107	1.07%
WW Grainger, Inc.	10	10,048	1.07
		29,088
Total Common Stocks - Long		$766,606
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	41	03/31/2025	$8,423,980	$8,429,985	$6,005	$—
10-Year Korea Government Bonds	68	03/18/2025	5,521,542	5,400,645	—	(120,897)
10-Year U.S. Treasury Ultra Notes	196	03/20/2025	22,115,936	21,817,250	—	(298,686)
30-Year U.S. Treasury Bonds	48	03/20/2025	5,587,365	5,464,500	—	(122,865)
Brent Crude Oil(O)	14	01/31/2025	1,031,277	1,044,960	13,683	—
FTSE 100 Index	16	03/21/2025	1,630,599	1,638,587	7,988	—
German Euro BOBL	64	03/06/2025	7,865,908	7,813,456	—	(52,452)
German Euro BUXL	4	03/06/2025	566,739	549,746	—	(16,993)
German Euro Schatz	123	03/06/2025	13,657,982	13,630,907	—	(27,075)
IFSC NIFTY 50 Index	167	01/30/2025	7,999,551	7,939,013	—	(60,538)
S&P/TSX 60 Index	5	03/20/2025	1,013,431	1,033,149	19,718	—
SFE S&P ASX Share Price 200 Index	7	03/20/2025	867,779	882,561	14,782	—
U.K. Gilt	7	03/27/2025	825,786	809,816	—	(15,970)
Total					$62,176	$(715,476)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(135)	03/31/2025	$(14,391,933)	$(14,351,133)	$40,800	$—
10-Year Australia Treasury Bonds	(59)	03/17/2025	(4,181,596)	(4,121,988)	59,608	—
10-Year U.S. Treasury Notes	(49)	03/20/2025	(5,315,073)	(5,328,750)	—	(13,677)
EURO STOXX 50® Index	(91)	03/21/2025	(4,630,843)	(4,600,944)	29,899	—
German Euro Bund	(80)	03/06/2025	(11,252,514)	(11,057,903)	194,611	—
Gold 100 oz(O)	(59)	02/26/2025	(15,928,615)	(15,581,900)	346,715	—
MSCI Emerging Markets Index	(177)	03/21/2025	(9,824,141)	(9,503,130)	321,011	—
Nikkei 225 Index	(30)	03/13/2025	(3,766,013)	(3,755,124)	10,889	—
S&P 500® E-Mini Index	(106)	03/21/2025	(31,592,758)	(31,459,475)	133,283	—
TOPIX Index	(12)	03/13/2025	(2,091,496)	(2,125,139)	—	(33,643)
U.S. Treasury Ultra Bonds	(47)	03/20/2025	(5,708,394)	(5,588,594)	119,800	—
Total					$1,256,616	$(47,320)
Total Futures Contracts					$1,318,792	$(762,796)
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
ANZ	01/17/2025	USD	1,979,151	AUD	2,975,930	$137,168	$—
ANZ	01/17/2025	EUR	574,451	USD	608,722	—	(13,264)
ANZ	01/17/2025	JPY	59,522,000	USD	387,243	—	(8,169)
BCLY	01/17/2025	USD	2,662,658	EUR	2,441,290	132,094	—
BCLY	01/17/2025	USD	3,957,261	GBP	3,042,466	148,968	—
BCLY	01/17/2025	USD	1,156,809	MYR	5,047,927	27,116	—
BCLY	01/17/2025	USD	243,362	THB	8,051,431	6,994	—
BCLY	03/13/2025	USD	127,217	AUD	200,621	3,029	—
BCLY	03/13/2025	USD	580,945	GBP	457,848	8,081	—
BCLY	03/13/2025	EUR	3,636,284	USD	3,792,613	—	(13,930)
BCLY	03/13/2025	ILS	130,894	USD	36,432	—	(359)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	03/13/2025	KRW	5,348,859,176	USD	3,734,194	$—	$(90,975)
BCLY	04/06/2026	USD	5,442,583	TRY	287,217,146	—	(58,316)
BCLY	04/06/2026	USD	538,854	TRY	27,750,999	7,356	—
BCLY	04/06/2026	TRY	210,424,930	USD	3,626,140	404,002	—
BNP	01/17/2025	USD	702,239	AUD	1,064,187	43,549	—
BNP	01/17/2025	USD	504,113	CAD	701,314	15,912	—
BNP	01/17/2025	DKK	37,613	USD	5,463	—	(234)
BNP	01/17/2025	GBP	100,886	USD	126,667	—	(386)
BNP	01/17/2025	NZD	352,479	USD	213,776	—	(16,543)
BNP	01/17/2025	RON	1,821,720	USD	397,497	—	(18,615)
BNP	03/13/2025	USD	358,434	CHF	317,607	5,602	—
BNP	03/13/2025	USD	1,305,230	EUR	1,238,635	18,089	—
BNP	03/13/2025	USD	520,183	GBP	409,464	7,858	—
BNP	03/13/2025	AUD	2,506,741	USD	1,560,894	—	(9,184)
BNP	03/13/2025	CLP	185,762,384	USD	189,902	—	(3,280)
BNP	03/13/2025	CNH	2,943,603	USD	405,115	—	(3,270)
BNP	03/13/2025	CNY	40,907,480	USD	5,695,437	—	(60,390)
BNP	03/13/2025	COP	437,501,613	USD	99,820	—	(1,494)
BNP	03/13/2025	CZK	2,606,976	USD	109,299	—	(2,004)
BNP	03/13/2025	EUR	1,223,750	USD	1,280,214	—	(8,540)
BNP	03/13/2025	GBP	1,387,134	USD	1,737,110	—	(1,517)
BNP	03/13/2025	HKD	609,618	USD	78,505	60	—
BNY	03/13/2025	USD	122,019	AUD	192,375	2,936	—
BOA	01/17/2025	USD	315,850	THB	10,765,000	—	(180)
BOA	01/17/2025	CHF	1,841,055	USD	2,156,561	—	(123,974)
BOA	01/17/2025	JPY	2,251,368,055	USD	15,228,286	—	(890,157)
BOA	03/13/2025	USD	263,483	PLN	1,074,080	4,136	—
CA	01/17/2025	USD	897,453	CAD	1,233,124	39,047	—
CA	01/17/2025	USD	1,500,368	EUR	1,382,240	67,581	—
CA	01/17/2025	EUR	1,529,155	USD	1,596,776	—	(11,702)
CITI	01/17/2025	USD	102,326	CAD	143,391	2,508	—
CITI	01/17/2025	NOK	2,326,780	USD	213,036	—	(8,642)
CITI	03/13/2025	GBP	1,654,103	USD	2,080,510	—	(10,883)
GSI	01/17/2025	USD	309,276	COP	1,326,670,000	8,870	—
GSI	01/17/2025	DKK	87,300	USD	12,488	—	(351)
GSI	01/17/2025	KRW	5,151,759,519	USD	3,800,214	—	(298,934)
GSI	01/17/2025	PEN	840,774	USD	222,993	632	—
GSI	01/17/2025	PLN	1,116,478	USD	281,628	—	(11,464)
GSI	03/13/2025	USD	301,918	AUD	476,035	7,246	—
GSI	03/13/2025	USD	146,379	BRL	889,277	4,274	—
GSI	03/13/2025	USD	90,684	CAD	129,387	428	—
GSI	03/13/2025	USD	8,027	DKK	56,765	110	—
GSI	03/13/2025	USD	1,538,990	EUR	1,460,493	21,303	—
GSI	03/13/2025	USD	288,301	GBP	226,948	4,342	—
GSI	03/13/2025	USD	1,773,817	JPY	269,589,111	45,806	—
GSI	03/13/2025	USD	14,801	MYR	65,580	96	—
GSI	03/13/2025	USD	11,406	NOK	127,815	180	—
GSI	03/13/2025	EUR	778,985	USD	811,277	—	(1,787)
GSI	03/13/2025	INR	672,317,443	USD	7,879,674	—	(77,822)
GSI	03/13/2025	SEK	2,677,156	USD	245,868	—	(2,933)
GSI	03/13/2025	ZAR	292,147	USD	15,983	—	(605)
GSI	03/13/2025	USD	512,966	ZAR	9,704,727	2,125	—
GSI	04/06/2026	USD	485,984	TRY	26,602,785	—	(23,523)
GSI	04/06/2026	TRY	695,618,153	USD	12,436,437	886,320	—
HSBC	01/17/2025	JPY	320,435,639	USD	2,118,748	—	(78,013)
JPM	01/17/2025	USD	1,537,078	DKK	10,480,909	79,941	—
JPM	01/17/2025	CNY	43,764,764	USD	6,203,368	—	(199,916)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	01/17/2025	SEK	15,307,363	USD	1,465,587	$—	$(80,774)
JPM	03/13/2025	USD	273,511	AUD	431,231	6,573	—
JPM	03/13/2025	USD	310,873	CAD	443,545	1,471	—
JPM	03/13/2025	USD	448,219	CAD	644,505	—	(1,365)
JPM	03/13/2025	USD	257,065	CHF	227,786	4,015	—
JPM	03/13/2025	USD	247,038	DKK	1,747,128	3,377	—
JPM	03/13/2025	USD	4,023,053	EUR	3,817,855	55,688	—
JPM	03/13/2025	USD	836,274	GBP	658,220	12,704	—
JPM	03/13/2025	USD	1,194,447	JPY	181,526,926	30,897	—
JPM	03/13/2025	USD	4,918,175	KRW	7,016,269,040	139,249	—
JPM	03/13/2025	USD	151,050	NZD	262,043	4,321	—
JPM	03/13/2025	USD	40,157	SGD	54,029	478	—
JPM	03/13/2025	USD	264,118	TWD	8,641,947	—	(1,199)
JPM	03/13/2025	USD	8,454,751	TWD	273,189,906	67,519	—
JPM	03/13/2025	EUR	1,419,062	USD	1,494,956	—	(20,323)
JPM	03/13/2025	GBP	282,250	USD	352,992	162	—
JPM	03/13/2025	ILS	133,729	USD	37,315	—	(461)
JPM	03/13/2025	TWD	8,509,788	USD	259,904	1,356	—
JPM	03/13/2025	ZAR	64,141	USD	3,510	—	(133)
RBC	01/17/2025	USD	320,294	EUR	293,488	16,073	—
RBC	01/17/2025	GBP	1,598,228	USD	2,084,180	—	(83,658)
SSB	03/13/2025	HUF	18,275,973	USD	46,682	—	(842)
UBS	01/17/2025	USD	1,780,281	CNY	12,580,000	54,613	—
UBS	01/17/2025	USD	727,150	EUR	670,959	31,655	—
UBS	01/17/2025	AUD	17,625	USD	11,332	—	(423)
UBS	03/13/2025	USD	59,162	AUD	93,274	1,424	—
UBS	03/13/2025	USD	21,072	IDR	337,333,091	171	—
UBS	03/13/2025	USD	2,600,703	JPY	395,247,831	67,245	—
UBS	03/13/2025	USD	433,380	JPY	67,623,366	—	(72)
UBS	03/13/2025	USD	103,116	MXN	2,118,621	2,735	—
UBS	03/13/2025	USD	260,585	NOK	2,920,252	4,096	—
UBS	03/13/2025	USD	9,828	SGD	13,224	117	—
UBS	03/13/2025	USD	11,746	THB	400,830	—	(67)
UBS	03/13/2025	CAD	2,247,631	USD	1,567,221	649	—
UBS	03/13/2025	CHF	497,126	USD	556,034	—	(3,773)
UBS	03/13/2025	EUR	2,842,385	USD	2,991,419	—	(37,724)
UBS	03/13/2025	ILS	1,429,491	USD	398,876	—	(4,926)
UBS	03/13/2025	JPY	413,216,360	USD	2,662,247	—	(13,614)
UBS	03/13/2025	TRY	648,046	USD	16,965	110	—
WEST	01/17/2025	USD	2,440,593	AUD	3,652,795	179,657	—
Total						$2,830,114	$(2,300,710)
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	18.3%	$171,785,771
Banks	7.8	73,478,404
U.S. Government Obligations	6.7	63,069,081
U.S. Government Agency Obligations	4.8	45,580,254
Software	3.2	29,897,026
Semiconductors & Semiconductor Equipment	3.1	28,926,150
Mortgage-Backed Securities	2.8	25,951,949
Technology Hardware, Storage & Peripherals	1.9	18,142,159
Insurance	1.9	17,722,623
Pharmaceuticals	1.9	17,706,119
Oil, Gas & Consumable Fuels	1.8	16,578,261
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Interactive Media & Services	1.6%	$15,511,515
Financial Services	1.5	13,735,300
Electric Utilities	1.4	12,985,006
Capital Markets	1.2	11,566,409
Broadline Retail	1.2	11,002,420
Health Care Equipment & Supplies	1.0	9,250,083
Communications Equipment	1.0	9,071,546
Automobiles	1.0	8,979,358
Aerospace & Defense	0.9	8,441,750
Hotels, Restaurants & Leisure	0.8	7,654,275
Health Care Providers & Services	0.7	6,755,034
Consumer Staples Distribution & Retail	0.7	6,140,584
Machinery	0.6	5,990,461
Food Products	0.6	5,764,428
Chemicals	0.6	5,452,371
Specialty Retail	0.5	5,060,191
Biotechnology	0.5	4,997,515
Metals & Mining	0.5	4,797,003
Media	0.5	4,582,493
IT Services	0.5	4,571,704
Entertainment	0.5	4,421,803
Electrical Equipment	0.5	4,276,035
Beverages	0.4	4,142,771
Textiles, Apparel & Luxury Goods	0.4	3,978,889
Professional Services	0.4	3,474,118
Diversified Telecommunication Services	0.4	3,412,618
Life Sciences Tools & Services	0.3	3,106,631
Household Products	0.3	3,056,680
Real Estate Management & Development	0.3	3,044,477
Ground Transportation	0.3	3,032,864
Commercial Services & Supplies	0.3	3,030,496
Industrial Conglomerates	0.3	2,445,291
Multi-Utilities	0.3	2,443,920
Electronic Equipment, Instruments & Components	0.3	2,380,884
Asset-Backed Securities	0.2	2,339,227
Personal Care Products	0.2	2,253,288
Building Products	0.2	2,159,743
Specialized REITs	0.2	2,096,277
Tobacco	0.2	1,938,270
Industrial REITs	0.2	1,813,301
Trading Companies & Distributors	0.2	1,633,739
Air Freight & Logistics	0.2	1,427,829
Consumer Finance	0.2	1,416,523
Construction & Engineering	0.1	1,330,289
Construction Materials	0.1	1,197,646
Retail REITs	0.1	952,124
Household Durables	0.1	868,066
Residential REITs	0.1	806,339
Internet & Catalog Retail	0.1	800,522
Wireless Telecommunication Services	0.1	776,188
Containers & Packaging	0.1	642,343
Health Care REITs	0.1	591,937
Energy Equipment & Services	0.1	585,240
Municipal Government Obligation	0.1	557,106
Independent Power & Renewable Electricity Producers	0.1	535,632
Transportation Infrastructure	0.0 (F)	424,095
Automobile Components	0.0 (F)	369,040
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Paper & Forest Products	0.0%(F)	$365,815
Gas Utilities	0.0 (F)	315,788
Water Utilities	0.0 (F)	277,892
Diversified REITs	0.0 (F)	229,831
Health Care Technology	0.0 (F)	207,771
Marine Transportation	0.0 (F)	202,298
Distributors	0.0 (F)	199,320
Passenger Airlines	0.0 (F)	196,038
Office REITs	0.0 (F)	81,635
Diversified Consumer Services	0.0 (F)	69,686
Hotel & Resort REITs	0.0 (F)	55,696
Mortgage Real Estate Investment Trusts	0.0 (F)	43,847
Investments	79.5	747,155,101
Short-Term Investments	20.5	192,911,664
Total Investments	100.0%	$ 940,066,765
INVESTMENT VALUATION:

Valuation Inputs (U)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Common Stocks	$248,912,237	$104,608,010	$85,487	$353,605,734
Foreign Government Obligations	—	171,785,771	—	171,785,771
Corporate Debt Securities	—	83,796,746	59,253	83,855,999
U.S. Government Obligations	—	63,069,081	—	63,069,081
U.S. Government Agency Obligations	—	45,580,254	—	45,580,254
Mortgage-Backed Securities	—	25,951,949	—	25,951,949
Asset-Backed Securities	—	2,339,227	—	2,339,227
Municipal Government Obligation	—	557,106	—	557,106
Preferred Stocks	—	409,980	—	409,980
Convertible Bonds	—	—	0	0
Warrant	—	—	0	0
Short-Term U.S. Government Obligations	—	17,896,446	—	17,896,446
Other Investment Company	11,077,407	—	—	11,077,407
Repurchase Agreement	—	163,937,811	—	163,937,811
Total Investments	$259,989,644	$679,932,381	$144,740	$940,066,765
Other Financial Instruments
Centrally Cleared Swap Agreements	$—	$648,718	$—	$648,718
Over-the-Counter Swap Agreements	—	2,050,586	—	2,050,586
Futures Contracts (W)	1,318,792	—	—	1,318,792
Forward Foreign Currency Contracts (W)	—	2,830,114	—	2,830,114
Total Other Financial Instruments	$1,318,792	$5,529,418	$—	$6,848,210
LIABILITIES
Other Financial Instruments
Centrally Cleared Swap Agreements	$—	$(183,230)	$—	$(183,230)
Over-the-Counter Swap Agreements	—	(7,025,746)	—	(7,025,746)
Futures Contracts (W)	(762,796)	—	—	(762,796)
Forward Foreign Currency Contracts (W)	—	(2,300,710)	—	(2,300,710)
Total Other Financial Instruments	$(762,796)	$(9,509,686)	$—	$(10,272,482)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Security is Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with TAM's procedures. At December 31, 2024, the total value of the securities is $180,683, representing 0.0% of the Portfolio’s net assets.
(D)	Restricted security. At December 31, 2024, the total value of such securities held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Australia Pty. Ltd.	10/25/2018	$1,059,498	$1	0.0%(F)

(E)
All or a portion of the security is on loan. The total value of the securities on loan is $12,174,681, collateralized by cash collateral of $11,077,407 and non-cash collateral, such as U.S. government securities of $1,552,419. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $40,275,787, representing 4.3% of the
Portfolio's net assets.

(H)	Security deemed worthless.
(I)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2024, the total value of the Regulation S securities is $96,038,832, representing 10.3% of the Portfolio's net assets.

(J)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(K)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(L)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(M)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2024; the maturity date disclosed is the ultimate maturity date.
(N)	Perpetual maturity. The date displayed is the next call date.
(O)	All or a portion of investments is owned by Transamerica Cayman Morgan Stanley Global Allocation Ltd., a wholly-owned subsidiary of the Portfolio.
(P)	Rate disclosed reflects the yield at December 31, 2024.
(Q)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2024, the value of this security is $0, representing 0.0% of the Portfolio's net assets.

(R)	Rounds to less than $1 or $(1).
(S)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of the securities is $1,509,512.
(T)
At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any.
As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return.
As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.

(U)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(V)	Level 3 security was not considered significant to the Portfolio.
(W)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNH	Chinese Yuan Renminbi (offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Denmark Krone
EUR	Euro
GBP	British Pound
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
CURRENCY ABBREVIATION(S) (continued):
HKD	Hong Kong Dollar
HUF	Hungary Forint
IDR	Indonesia Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexico Peso
MYR	Malaysia Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Poland Zloty
RON	Romania New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South Africa Rand
COUNTERPARTY ABBREVIATION(S):
ANZ	Australia & New Zealand Banking Group
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BNY	Bank of New York
BOA	Bank of America, N.A.
CA	Credit Agricole
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
RBC	Royal Bank of Canada
SSB	State Street Bank & Trust Co.
UBS	UBS AG
WEST	Westpac Banking Corp.
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
BOBL	Bundesobligationen (German Federal Government Securities)
BUXL	Bundesanleihen (German Long-Term Debt)
Banxico	Banco de México
CDI	CHESS Depositary Interests
CLO	Collateralized Loan Obligation
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STOXX	Deutsche Börse Group & SIX Group Index
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
TBA	To Be Announced
TONA	Tokyo Overnight Average
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S) (continued):
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $754,434,113) (including securities loaned of $12,174,681)	$776,128,954
Repurchase agreement, at value (cost $163,937,811)	163,937,811
Cash collateral pledged at broker for:
Prime broker securities	3,000,062
Centrally cleared swap agreements	2,306,998
OTC derivatives (A)	6,901,234
Futures contracts	4,813,132
OTC swap agreements, at value (premium paid $0)	2,050,586
Foreign currency, at value (cost $11,892,452)	10,892,440
Receivables and other assets:
Net income from securities lending	2,406
Shares of beneficial interest sold	9,852
Dividends	219,851
Interest	2,942,541
Tax reclaims	630,465
Variation margin receivable on centrally cleared swap agreements	101,614
Unrealized appreciation on forward foreign currency contracts	2,830,114
Total assets	976,768,060
Liabilities:
Cash collateral received upon return of:
Securities on loan	11,077,407
Cash collateral at broker for:
OTC derivatives (A)	180,000
OTC swap agreements, at value (premium received $0)	7,025,746
Payables and other liabilities:
Due to broker	1,359,226
When-issued, delayed-delivery, forward and TBA commitments purchased	20,295,800
Shares of beneficial interest redeemed	174,834
Due to custodian	324,228
Investment management fees	547,155
Distribution and service fees	164,658
Transfer agent costs	980
Trustee and CCO fees	274
Audit and tax fees	56,803
Custody fees	244,071
Legal fees	6,638
Printing and shareholder reports fees	20,419
Other accrued expenses	15,960
Variation margin payable on futures contracts	375,860
Unrealized depreciation on forward foreign currency contracts	2,300,710
Total liabilities	44,170,769
Net assets	$932,597,291
Net assets consist of:
Capital stock ($0.01 par value)	$944,137
Additional paid-in capital	909,824,282
Total distributable earnings (accumulated losses)	21,828,872
Net assets	$932,597,291
Net assets by class:
Initial Class	$198,628,815
Service Class	733,968,476
Shares outstanding:
Initial Class	37,863,898
Service Class	56,549,799
Net asset value and offering price per share:
Initial Class	$5.25
Service Class	12.98

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$7,963,236
Interest income	20,901,677
Net income from securities lending	75,383
Withholding taxes on foreign income	(659,844)
Total investment income	28,280,452
Expenses:
Investment management fees	6,523,613
Distribution and service fees:
Service Class	1,968,325
Transfer agent costs	11,189
Trustee and CCO fees	47,787
Audit and tax fees	86,434
Custody fees	437,663
Legal fees	140,895
Printing and shareholder reports fees	74,995
Interest expense	498,526
Other	368,921
Total expenses	10,158,348
Net investment income (loss)	18,122,104
Net realized gain (loss) on:
Investments	13,183,031 (A)
Swap agreements	54,203,693
Futures contracts	(7,777,082)
Forward foreign currency contracts	(45,556)
Foreign currency transactions	(403,482)
Net realized gain (loss)	59,160,604
Net change in unrealized appreciation (depreciation) on:
Investments	10,945,865 (B)
Swap agreements	(23,520,199)
Futures contracts	1,752,136
Forward foreign currency contracts	1,041,696
Translation of assets and liabilities denominated in foreign currencies	266,459
Net change in unrealized appreciation (depreciation)	(9,514,043)
Net realized and change in unrealized gain (loss)	49,646,561
Net increase (decrease) in net assets resulting from operations	$67,768,665

(A)	Includes net of realized foreign capital gains tax of $454.
(B)	Includes net change in foreign capital gains tax of $3,067.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$18,122,104	$18,816,507
Net realized gain (loss)	59,160,604	1,861,268
Net change in unrealized appreciation (depreciation)	(9,514,043)	113,943,496
Net increase (decrease) in net assets resulting from operations	67,768,665	134,621,271
Dividends and/or distributions to shareholders:
Initial Class	(23,246,504)	(17,229,740)
Service Class	(35,756,503)	(30,009,121)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(59,003,007)	(47,238,861)
Capital share transactions:
Proceeds from shares sold:
Initial Class	211,495	3,666,953
Service Class	3,508,004	2,611,147
	3,719,499	6,278,100
Dividends and/or distributions reinvested:
Initial Class	23,246,504	17,229,740
Service Class	35,756,503	30,009,121
	59,003,007	47,238,861
Cost of shares redeemed:
Initial Class	(37,616,009)	(20,687,584)
Service Class	(145,535,461)	(135,730,358)
	(183,151,470)	(156,417,942)
Net increase (decrease) in net assets resulting from capital share transactions	(120,428,964)	(102,900,981)
Net increase (decrease) in net assets	(111,663,306)	(15,518,571)
Net assets:
Beginning of year	1,044,260,597	1,059,779,168
End of year	$932,597,291	$1,044,260,597
Capital share transactions - shares:
Shares issued:
Initial Class	38,217	658,250
Service Class	268,020	214,970
	306,237	873,220
Shares reinvested:
Initial Class	4,369,644	3,319,796
Service Class	2,714,996	2,498,678
	7,084,640	5,818,474
Shares redeemed:
Initial Class	(6,742,695)	(3,816,248)
Service Class	(11,102,492)	(11,210,299)
	(17,845,187)	(15,026,547)
Net increase (decrease) in shares outstanding:
Initial Class	(2,334,834)	161,798
Service Class	(8,119,476)	(8,496,651)
	(10,454,310)	(8,334,853)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$5.50	$5.25	$9.14	$9.92	$9.08
Investment operations:
Net investment income (loss)(A)	0.11	0.11	0.06	0.08	0.06
Net realized and unrealized gain (loss)	0.30	0.59	(1.60)	0.73	1.56
Total investment operations	0.41	0.70	(1.54)	0.81	1.62
Dividends and/or distributions to shareholders:
Net investment income	(0.66)	—	(0.06)	(0.13)	(0.19)
Net realized gains	—	(0.45)	(2.29)	(1.46)	(0.59)
Total dividends and/or distributions to shareholders	(0.66)	(0.45)	(2.35)	(1.59)	(0.78)
Net asset value, end of year	$5.25	$5.50	$5.25	$9.14	$9.92
Total return	7.27%	13.89%	(17.51)%	8.42%	18.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$198,629	$221,294	$210,172	$299,521	$294,447
Expenses to average net assets
Excluding dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses	0.77%	0.78%	0.79%	0.73%	0.75%
Including dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses	0.82%(B)	0.98%(B)	0.89%	0.84%(C)	0.83%(C)
Net investment income (loss) to average net assets	2.01%	1.99%	0.86%	0.82%	0.62%
Portfolio turnover rate	59%	82%	51%	65%	151%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.73	$11.61	$16.84	$17.04	$15.06
Investment operations:
Net investment income (loss)(A)	0.23	0.21	0.09	0.08	0.05
Net realized and unrealized gain (loss)	0.64	1.36	(3.02)	1.27	2.67
Total investment operations	0.87	1.57	(2.93)	1.35	2.72
Dividends and/or distributions to shareholders:
Net investment income	(0.62)	—	(0.01)	(0.09)	(0.15)
Net realized gains	—	(0.45)	(2.29)	(1.46)	(0.59)
Total dividends and/or distributions to shareholders	(0.62)	(0.45)	(2.30)	(1.55)	(0.74)
Net asset value, end of year	$12.98	$12.73	$11.61	$16.84	$17.04
Total return	6.78%	13.69%	(17.76)%	8.18%	18.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$733,968	$822,967	$849,607	$1,181,323	$1,254,989
Expenses to average net assets
Excluding dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses	1.02%	1.03%	1.00%	0.97%	0.99%
Including dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses	1.07%(B)	1.23%(B)	1.10%	1.08%(C)	1.09%(C)
Net investment income (loss) to average net assets	1.76%	1.74%	0.62%	0.48%	0.30%
Portfolio turnover rate	59%	82%	51%	65%	151%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
Transamerica Cayman Morgan Stanley Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Consolidated Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Consolidated Statement of Assets and Liabilities.
2. BASIS FOR CONSOLIDATION
Transamerica Cayman Morgan Stanley Global Allocation, Ltd. (the “Subsidiary”) is organized under the laws of the Cayman Islands and is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. The principal purpose of investment in the Subsidiary is to allow the Portfolio noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.
At December 31, 2024, the net assets of the Subsidiary as a percentage of the Portfolio's net assets is as follows:
Subsidiary Net Assets	Percentage of Net Assets
$84,278,902	9.04%
3. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. SIGNIFICANT ACCOUNTING POLICIES (continued)
repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Consolidated Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Consolidated Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Consolidated Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
4. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Consolidated Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. INVESTMENT VALUATION (continued)
value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. INVESTMENT VALUATION (continued)
securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
5. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs.These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Consolidated Schedule of Investments.
Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. SECURITIES AND OTHER INVESTMENTS (continued)
Restricted securities held at December 31, 2024, if any, are identified within the Consolidated Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2024, if any, are included within the Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Consolidated Statement of Operations, with a corresponding adjustment to Investments, at cost within the Consolidated Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Consolidated Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Consolidated Statement of Assets and Liabilities.
6. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Consolidated Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$96,721	$—	$—	$—	$96,721
Corporate Debt Securities	1,234,068	—	—	—	1,234,068
U.S. Government Obligations	9,746,618	—	—	—	9,746,618
Total Securities Lending Transactions	$11,077,407	$—	$—	$—	$11,077,407
Total Borrowings	$11,077,407	$—	$—	$—	$11,077,407
7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.
For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.
Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.
Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio's investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.
Equity basket total return swap agreements: The Portfolio may enter into equity basket total return swap agreements to obtain exposure to a portfolio of long and/or short securities. Under the terms of the agreements, the swaps are designed to function as a portfolio of direct investments in long and/or short equity or fixed income positions. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for typically fixed or floating interest payments. Equity basket total return swap agreements typically reset on a monthly basis and are privately negotiated in the OTC market. The swaps are entered into as bilateral swap agreements and are traded between counterparties, and as such, subject to counterparty risk.
Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2024, if any, are listed within the Consolidated Schedule of Investments.
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.
Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at December 31, 2024 are listed within the Consolidated Schedule of Investments.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps: Total distributable earnings (accumulated losses) (A)(B)	$648,718	$—	$—	$—	$—	$648,718
OTC swaps: OTC swap agreements, at value	—	—	2,050,586	—	—	2,050,586
Futures contracts: Total distributable earnings (accumulated losses) (A)(C)	420,824	—	537,570	—	360,398	1,318,792
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	—	2,830,114	—	—	—	2,830,114
Total	$1,069,542	$2,830,114	$2,588,156	$—	$360,398	$6,848,210
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps: Total distributable earnings (accumulated losses) (A)(B)	$(183,230)	$—	$—	$—	$—	$(183,230)
OTC swaps: OTC swap agreements, at value	—	—	(7,025,746)	—	—	(7,025,746)
Futures contracts: Total distributable earnings (accumulated losses) (A)(C)	(668,615)	—	(94,181)	—	—	(762,796)
Forward foreign currency contracts: Unrealized depreciation on forward foreign currency contracts	—	(2,300,710)	—	—	—	(2,300,710)
Total	$(851,845)	$(2,300,710)	$(7,119,927)	$—	$—	$(10,272,482)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(C)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$1,663,181	$—	$52,540,512	$—	$—	$54,203,693
Futures contracts	(850,624)	—	(4,458,594)	—	(2,467,864)	(7,777,082)
Forward foreign currency contracts	—	(45,556)	—	—	—	(45,556)
Total	$812,557	$(45,556)	$48,081,918	$—	$(2,467,864)	$46,381,055

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(300,544)	$—	$(23,219,655)	$—	$—	$(23,520,199)
Futures contracts	907,889	—	483,849	—	360,398	1,752,136
Forward foreign currency contracts	—	1,041,696	—	—	—	1,041,696
Total	$607,345	$1,041,696	$(22,735,806)	$—	$360,398	$(20,726,367)
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Interest rate swaps:
Average notional value — pays fixed rate	$171,369
Average notional value — receives fixed rate	86,251,483
Total return swaps:
Average notional value — long	438,327,345
Average notional value — short	(107,921,938)
Futures contracts:
Average notional value of contracts — long	64,348,900
Average notional value of contracts — short	(165,381,620)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	123,893,697
Average contract amounts sold — in USD	152,592,229
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Consolidated Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Barclays Bank PLC	$1,390,338	$(1,390,338)	$—	$—	$3,339,867	$(1,390,338)	$(1,949,529)	$—
BNP Paribas	944,676	(944,676)	—	—	2,049,521	(944,676)	(840,000)	264,845
Citibank, N.A.	2,508	(2,508)	—	—	1,669,918	(2,508)	(1,023,051)	644,359
Goldman Sachs International	981,732	(417,419)	—	564,313	417,419	(417,419)	—	—
JPMorgan Chase Bank, N.A.	952,033	(579,173)	(180,000)	192,860	579,173	(579,173)	—	—
UBS AG	162,815	(60,599)	—	102,216	60,599	(60,599)	—	—
Other Derivatives (C)	2,414,108	—	—	2,414,108	2,155,985	—	—	2,155,985
Total	$6,848,210	$(3,394,713)	$(180,000)	$3,273,497	$10,272,482	$(3,394,713)	$(3,812,580)	$3,065,189

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)
Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

8. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. RISK FACTORS (continued)
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Commodities and commodity-related securities risk: Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Subsidiary risk: By investing in the Subsidiary, the Portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and will be subject to all of the risks that apply to similar investments if held directly by the Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the Portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Portfolio.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. RISK FACTORS (continued)
losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
9. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Consolidated Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.66%
Over $500 million up to $750 million	0.65
Over $750 million up to $1 billion	0.64
Over $1 billion up to $3 billion	0.63
Over $3 billion	0.59
The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
For the year ended December 31, 2024, the amount waived is $842,040 for the Subsidiary and has been eliminated in the consolidation of the financial statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.81%	May 1, 2025
Service Class	1.06	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Consolidated Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Consolidated Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
10. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$391,446,929	$67,594,777	$484,369,241	$70,277,544
11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, swap contracts mark-to-market, futures contracts mark-to- market, passive foreign investment companies, premium amortization accruals, defaulted bonds, swap income receivable and payable, straddle loss deferrals and subpart F income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to the reversal of book income from Cayman subsidiary. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$5,195,110	$(5,195,110)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$949,586,751	$79,808,812	$(86,615,586)	$(6,806,774)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$19,494,332	$—
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$59,003,007	$—	$—	$—	$35,212	$—	$47,203,649	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$72,485,553	$—	$—	$(19,494,332)	$—	$(22,984,824)	$(8,177,525)
12. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation VP
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2024, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Morgan Stanley Global Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica MSCI EAFE Index VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 97.3%
Australia - 7.0%
ANZ Group Holdings Ltd.	17,475	$ 308,693
APA Group	7,489	32,308
Aristocrat Leisure Ltd.	3,387	143,309
ASX Ltd.	1,090	43,907
BHP Group Ltd.	30,003	734,458
BlueScope Steel Ltd.	2,583	29,881
Brambles Ltd.	8,039	95,733
CAR Group Ltd.	2,241	49,976
Cochlear Ltd.	375	67,283
Coles Group Ltd.	7,740	90,496
Commonwealth Bank of Australia	9,892	938,297
Computershare Ltd.	3,098	65,099
CSL Ltd.	2,867	499,672
Endeavour Group Ltd.	9,056	23,542
Fortescue Ltd.	10,141	114,551
Goodman Group, REIT	10,231	225,690
GPT Group, REIT	11,245	30,416
Insurance Australia Group Ltd.	14,349	75,136
Lottery Corp. Ltd.	13,015	39,795
Macquarie Group Ltd.	2,149	294,822
Medibank Pvt Ltd.	16,144	37,871
Mineral Resources Ltd.	992	21,029
Mirvac Group, REIT	23,404	27,161
National Australia Bank Ltd.	18,215	418,272
Northern Star Resources Ltd.	6,624	63,303
Orica Ltd.	2,660	27,297
Origin Energy Ltd.	9,899	66,784
Pro Medicus Ltd.	340	52,636
Qantas Airways Ltd. (A)	4,255	23,624
QBE Insurance Group Ltd.	8,677	103,116
Ramsay Health Care Ltd.	981	20,972
REA Group Ltd.	309	44,622
Reece Ltd.	1,372	19,005
Rio Tinto Ltd.	2,181	158,563
Santos Ltd.	18,773	77,619
Scentre Group, REIT	30,109	63,921
SEEK Ltd.	2,098	29,308
SGH Ltd.	1,197	34,162
Sonic Healthcare Ltd.	2,663	44,520
South32 Ltd.	26,289	55,323
Stockland, REIT	13,471	40,022
Suncorp Group Ltd.	7,281	85,670
Telstra Group Ltd.	23,500	58,327
Transurban Group	18,246	151,218
Treasury Wine Estates Ltd.	4,767	33,430
Vicinity Ltd., REIT	21,282	27,662
Washington H Soul Pattinson & Co. Ltd.	1,383	29,293
Wesfarmers Ltd.	6,735	298,182
Westpac Banking Corp.	20,378	407,651
WiseTech Global Ltd.	1,087	81,449
Woodside Energy Group Ltd.	11,059	168,386
Woolworths Group Ltd.	7,125	134,461
		6,807,923
Austria - 0.2%
Erste Group Bank AG	2,019	124,968
	Shares	Value
COMMON STOCKS (continued)
Austria (continued)
OMV AG	918	$ 35,602
Verbund AG	373	27,046
		187,616
Belgium - 0.8%
Ageas SA	934	45,375
Anheuser-Busch InBev SA	5,337	266,742
D'ieteren Group	118	19,642
Elia Group SA	172	13,256
Groupe Bruxelles Lambert NV	457	31,267
KBC Group NV	1,380	106,553
Lotus Bakeries NV	3	33,499
Sofina SA	83	18,777
Syensqo SA	418	30,552
UCB SA	756	150,512
Warehouses De Pauw CVA, REIT	1,062	20,901
		737,076
Chile - 0.0% (B)
Antofagasta PLC	2,205	43,891
China - 0.0% (B)
Yangzijiang Shipbuilding Holdings Ltd.	15,600	34,155
Denmark - 2.8%
AP Moller - Maersk AS, Class A	16	25,742
AP Moller - Maersk AS, Class B	27	44,922
Carlsberg AS, Class B	555	53,304
Coloplast AS, Class B	729	79,871
Danske Bank AS	3,978	112,787
Demant AS (A)	514	18,918
DSV AS	1,198	255,133
Genmab AS (A)	368	76,854
Novo Nordisk AS, Class B	19,016	1,640,735
Novonesis (Novozymes), Class B	2,070	117,300
Orsted AS (A)(C)	1,092	49,308
Pandora AS	481	88,002
Rockwool AS, B Shares	52	18,503
Tryg AS	2,040	43,032
Vestas Wind Systems AS (A)	5,825	79,901
Zealand Pharma AS (A)	363	36,109
		2,740,421
Finland - 0.9%
Elisa OYJ	832	36,024
Fortum OYJ	2,627	36,777
Kesko OYJ, B Shares	1,611	30,395
Kone OYJ, Class B	2,043	99,596
Metso OYJ	3,595	33,468
Neste OYJ	2,380	30,119
Nokia OYJ	31,900	141,107
Nordea Bank Abp	18,360	200,143
Orion OYJ, Class B	594	26,322
Sampo OYJ, A Shares	2,932	119,757
Stora Enso OYJ, R Shares	3,273	32,940
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Finland (continued)
UPM-Kymmene OYJ	3,082	$ 84,754
Wartsila Abp OYJ	2,912	51,609
		923,011
France - 10.6%
Accor SA	1,190	57,984
Aeroports de Paris SA	206	23,835
Air Liquide SA	3,423	556,393
Airbus SE	3,517	563,876
Alstom SA (A)	2,026	45,247
Amundi SA (C)	327	21,746
Arkema SA	356	27,122
AXA SA	10,327	367,129
BioMerieux	229	24,551
BNP Paribas SA	6,035	370,205
Bollore SE	4,007	24,655
Bouygues SA	1,114	32,933
Bureau Veritas SA	1,846	56,103
Capgemini SE	905	148,257
Carrefour SA	3,292	46,820
Cie de Saint-Gobain SA	2,697	239,419
Cie Generale des Etablissements Michelin SCA	3,895	128,301
Covivio SA, REIT	336	16,971
Credit Agricole SA	6,120	84,251
Danone SA	3,837	258,823
Dassault Aviation SA	105	21,448
Dassault Systemes SE	4,001	138,839
Edenred SE	1,396	45,912
Eiffage SA	414	36,332
Engie SA	10,638	168,707
EssilorLuxottica SA	1,762	430,009
Eurazeo SE	263	19,601
Gecina SA, REIT	254	23,798
Getlink SE	1,851	29,537
Hermes International SCA	188	452,186
Ipsen SA	208	23,851
Kering SA	430	106,120
Klepierre SA, REIT	1,177	33,894
La Francaise des Jeux SACA (C)	640	24,675
Legrand SA	1,567	152,644
L'Oreal SA	1,422	503,538
LVMH Moet Hennessy Louis Vuitton SE	1,626	1,070,367
Orange SA	10,736	107,072
Pernod Ricard SA	1,212	136,844
Publicis Groupe SA	1,368	145,955
Renault SA	1,076	52,441
Rexel SA	1,328	33,840
Safran SA	2,151	472,583
Sanofi SA	6,757	656,108
Sartorius Stedim Biotech	166	32,447
Schneider Electric SE	3,233	806,751
SEB SA	124	11,239
Societe Generale SA	4,317	121,453
Sodexo SA	498	41,036
Teleperformance SE	296	25,486
Thales SA	547	78,560
	Shares	Value
COMMON STOCKS (continued)
France (continued)
TotalEnergies SE	12,764	$ 705,636
Unibail-Rodamco-Westfield, CDI	4,482	16,700
Unibail-Rodamco-Westfield, REIT (A)	438	32,993
Veolia Environnement SA	4,142	116,315
Vinci SA	2,969	306,744
		10,276,282
Germany - 8.7%
adidas AG	963	236,864
Allianz SE	2,317	712,160
BASF SE	5,234	229,516
Bayer AG	5,733	114,516
Bayerische Motoren Werke AG	1,709	139,779
Bechtle AG	423	13,567
Beiersdorf AG	600	77,067
Brenntag SE	797	47,930
Carl Zeiss Meditec AG	244	11,423
Commerzbank AG	5,865	96,318
Continental AG	620	41,778
Covestro AG (A)	1,096	65,847
CTS Eventim AG & Co. KGaA	357	30,179
Daimler Truck Holding AG	2,909	111,421
Delivery Hero SE (A)(C)	1,057	29,693
Deutsche Bank AG	11,033	190,395
Deutsche Boerse AG	1,105	254,544
Deutsche Lufthansa AG	3,207	20,610
Deutsche Post AG	6,070	214,285
Deutsche Telekom AG	20,652	618,797
E.ON SE	13,080	152,356
Evonik Industries AG	1,389	24,144
Fresenius Medical Care AG	1,155	52,588
Fresenius SE & Co. KGaA (A)	2,420	84,001
GEA Group AG	906	45,004
Hannover Rueck SE	345	86,395
Heidelberg Materials AG	820	101,322
Henkel AG & Co. KGaA	584	45,007
Infineon Technologies AG	7,659	250,003
Knorr-Bremse AG	393	28,524
LEG Immobilien SE	436	36,981
Mercedes-Benz Group AG	4,451	248,151
Merck KGaA	745	108,415
MTU Aero Engines AG	311	103,873
Muenchener Rueckversicherungs- Gesellschaft AG	793	400,118
Nemetschek SE	316	30,697
Puma SE	604	27,772
Rational AG	28	23,982
Rheinmetall AG	260	166,116
RWE AG	3,643	108,793
SAP SE	6,167	1,516,922
Scout24 SE (C)	429	37,854
Siemens AG	4,493	876,111
Siemens Energy AG (A)	3,727	197,798
Siemens Healthineers AG (C)	1,698	89,666
Symrise AG	767	81,818
Talanx AG	350	29,768
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Vonovia SE	4,320	$ 131,513
Zalando SE (A)(C)	1,326	44,359
		8,386,740
Hong Kong - 2.0%
AIA Group Ltd.	64,600	468,282
BOC Hong Kong Holdings Ltd.	21,500	69,068
CK Asset Holdings Ltd.	10,915	44,831
CK Hutchison Holdings Ltd.	15,500	82,822
CK Infrastructure Holdings Ltd.	3,500	26,025
CLP Holdings Ltd.	9,500	79,873
Futu Holdings Ltd., ADR	300	23,997
Galaxy Entertainment Group Ltd.	13,000	55,236
Hang Seng Bank Ltd.	4,400	54,131
Henderson Land Development Co. Ltd.	8,531	25,923
HKT Trust & HKT Ltd.	21,000	25,957
Hong Kong & China Gas Co. Ltd.	63,085	50,441
Hong Kong Exchanges & Clearing Ltd.	7,172	272,229
Hong Kong Land Holdings Ltd.	6,600	29,370
Jardine Matheson Holdings Ltd.	900	36,873
Link, REIT	14,751	62,391
MTR Corp. Ltd.	8,687	30,311
Power Assets Holdings Ltd.	8,000	55,828
Prudential PLC	15,794	125,951
Sino Land Co. Ltd.	24,037	24,295
SITC International Holdings Co. Ltd.	7,000	18,657
Sun Hung Kai Properties Ltd.	8,350	80,257
Swire Pacific Ltd., Class A	2,500	22,677
Techtronic Industries Co. Ltd.	8,000	105,580
WH Group Ltd. (C)	45,787	35,431
Wharf Holdings Ltd.	6,000	16,880
Wharf Real Estate Investment Co. Ltd.	10,300	26,338
		1,949,654
Ireland - 0.8%
AerCap Holdings NV	1,200	114,840
AIB Group PLC	11,047	60,992
Bank of Ireland Group PLC	5,816	53,052
DCC PLC	579	37,257
Experian PLC	5,467	235,781
James Hardie Industries PLC, CDI (A)	2,489	77,136
Kerry Group PLC, Class A	896	86,547
Kingspan Group PLC	938	68,451
		734,056
Israel - 1.0%
Azrieli Group Ltd.	257	21,271
Bank Hapoalim BM	7,366	89,190
Bank Leumi Le-Israel BM	8,722	104,002
Check Point Software Technologies Ltd. (A)	550	102,685
CyberArk Software Ltd. (A)	300	99,945
Elbit Systems Ltd.	147	38,534
Global-e Online Ltd. (A)	600	32,718
ICL Group Ltd.	4,748	23,508
Israel Discount Bank Ltd., Class A	7,252	49,710
Mizrahi Tefahot Bank Ltd.	958	41,529
Monday.com Ltd. (A)	240	56,506
	Shares	Value
COMMON STOCKS (continued)
Israel (continued)
Nice Ltd. (A)	362	$ 61,855
Teva Pharmaceutical Industries Ltd., ADR (A)	6,815	150,203
Wix.com Ltd. (A)	300	64,365
		936,021
Italy - 2.6%
Amplifon SpA	662	17,058
Banco BPM SpA	7,509	60,797
BPER Banca SpA	5,968	38,063
Davide Campari-Milano NV	3,639	22,774
DiaSorin SpA	114	11,758
Enel SpA	48,248	344,306
Eni SpA	13,382	183,044
Ferrari NV	748	319,171
FinecoBank Banca Fineco SpA	3,554	62,027
Generali	5,541	156,765
Infrastrutture Wireless Italiane SpA (C)	1,939	19,697
Intesa Sanpaolo SpA	86,757	347,966
Leonardo SpA	2,357	63,412
Mediobanca Banca di Credito Finanziario SpA	2,973	43,418
Moncler SpA	1,385	73,115
Nexi SpA (A)(C)	3,399	18,919
Poste Italiane SpA (C)	2,795	39,530
Prysmian SpA	1,658	106,106
Recordati Industria Chimica e Farmaceutica SpA	615	32,241
Snam SpA	11,729	51,992
Telecom Italia SpA (A)	60,710	15,516
Terna - Rete Elettrica Nazionale	8,102	64,021
UniCredit SpA	8,738	349,942
Unipol Gruppo SpA	2,387	29,810
		2,471,448
Japan - 22.5%
Advantest Corp.	4,500	255,865
Aeon Co. Ltd.	3,900	91,273
AGC, Inc.	1,200	35,053
Aisin Corp.	3,000	33,517
Ajinomoto Co., Inc.	2,700	109,919
ANA Holdings, Inc.	1,000	18,150
Asahi Group Holdings Ltd.	8,500	89,171
Asahi Kasei Corp.	7,100	48,921
Asics Corp.	3,900	76,080
Astellas Pharma, Inc.	10,400	100,992
Bandai Namco Holdings, Inc.	3,400	81,074
Bridgestone Corp.	3,300	110,923
Brother Industries Ltd.	1,300	21,991
Canon, Inc.	5,600	181,897
Capcom Co. Ltd.	2,000	43,507
Central Japan Railway Co.	4,500	84,445
Chiba Bank Ltd.	3,500	26,977
Chubu Electric Power Co., Inc.	3,600	37,768
Chugai Pharmaceutical Co. Ltd.	3,900	171,916
Concordia Financial Group Ltd.	6,200	34,097
Dai Nippon Printing Co. Ltd.	2,200	30,786
Daifuku Co. Ltd.	1,900	39,035
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Dai-ichi Life Holdings, Inc.	5,300	$ 141,226
Daiichi Sankyo Co. Ltd.	10,300	281,841
Daikin Industries Ltd.	1,600	186,689
Daito Trust Construction Co. Ltd.	400	44,718
Daiwa House Industry Co. Ltd.	3,500	107,454
Daiwa Securities Group, Inc.	7,800	51,470
Denso Corp.	11,100	153,036
Dentsu Group, Inc.	1,200	28,837
Disco Corp.	600	159,166
East Japan Railway Co.	5,300	93,868
Eisai Co. Ltd.	1,400	38,121
ENEOS Holdings, Inc.	16,600	87,086
FANUC Corp.	5,600	146,289
Fast Retailing Co. Ltd.	1,100	371,076
Fuji Electric Co. Ltd.	800	42,769
FUJIFILM Holdings Corp.	6,600	136,551
Fujikura Ltd.	1,500	61,239
Fujitsu Ltd.	9,900	173,909
Hankyu Hanshin Holdings, Inc.	1,300	33,884
Hikari Tsushin, Inc.	100	21,705
Hitachi Construction Machinery Co. Ltd.	600	13,298
Hitachi Ltd.	27,400	671,027
Honda Motor Co. Ltd.	26,300	250,397
Hoshizaki Corp.	600	23,591
Hoya Corp.	2,100	260,623
Hulic Co. Ltd.	2,100	18,240
Idemitsu Kosan Co. Ltd.	5,500	36,229
Inpex Corp.	5,300	66,682
Isuzu Motors Ltd.	3,300	44,891
ITOCHU Corp.	7,000	344,221
Japan Airlines Co. Ltd.	700	11,035
Japan Exchange Group, Inc.	5,800	64,353
Japan Post Bank Co. Ltd.	8,300	78,449
Japan Post Holdings Co. Ltd.	11,300	106,420
Japan Post Insurance Co. Ltd.	1,000	18,368
Japan Real Estate Investment Corp., REIT	35	24,016
Japan Tobacco, Inc.	7,000	179,570
JFE Holdings, Inc.	3,400	38,284
Kajima Corp.	2,300	41,664
Kansai Electric Power Co., Inc.	5,400	59,853
Kao Corp.	2,700	109,246
Kawasaki Kisen Kaisha Ltd.	2,300	32,722
KDDI Corp.	9,100	289,840
Keyence Corp.	1,100	447,118
Kikkoman Corp.	3,800	42,196
Kirin Holdings Co. Ltd.	4,500	58,429
Kobe Bussan Co. Ltd.	800	17,488
Kokusai Electric Corp.	800	10,483
Komatsu Ltd.	5,300	144,384
Konami Group Corp.	600	56,142
Kubota Corp.	5,700	66,033
Kyocera Corp.	7,400	73,347
Kyowa Kirin Co. Ltd.	1,500	22,557
Lasertec Corp.	500	46,873
LY Corp.	17,500	46,272
M3, Inc.	2,600	22,529
	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Makita Corp.	1,400	$ 42,573
Marubeni Corp.	8,500	127,573
MatsukiyoCocokara & Co.	2,000	29,118
McDonald's Holdings Co. Japan Ltd.	500	19,641
MEIJI Holdings Co. Ltd.	1,400	28,481
Minebea Mitsumi, Inc.	2,100	33,638
Mitsubishi Chemical Group Corp.	7,900	39,900
Mitsubishi Corp.	19,800	323,962
Mitsubishi Electric Corp.	11,200	189,120
Mitsubishi Estate Co. Ltd.	6,600	91,620
Mitsubishi HC Capital, Inc.	4,800	31,633
Mitsubishi Heavy Industries Ltd.	19,000	264,935
Mitsubishi UFJ Financial Group, Inc.	65,700	767,028
Mitsui & Co. Ltd.	14,800	306,939
Mitsui Chemicals, Inc.	900	19,647
Mitsui Fudosan Co. Ltd.	15,600	124,758
Mitsui OSK Lines Ltd.	2,000	69,597
Mizuho Financial Group, Inc.	14,300	349,099
MonotaRO Co. Ltd.	1,400	23,791
MS&AD Insurance Group Holdings, Inc.	7,500	161,981
Murata Manufacturing Co. Ltd.	9,900	157,062
NEC Corp.	1,500	128,366
Nexon Co. Ltd.	2,000	29,751
Nidec Corp.	4,800	86,216
Nintendo Co. Ltd.	6,100	355,275
Nippon Building Fund, Inc., REIT	45	35,006
Nippon Paint Holdings Co. Ltd.	5,600	36,156
Nippon Sanso Holdings Corp.	1,000	27,748
Nippon Steel Corp.	5,300	106,507
Nippon Telegraph & Telephone Corp.	174,100	173,902
Nippon Yusen KK	2,600	86,537
Nissan Motor Co. Ltd.	13,200	40,033
Nissin Foods Holdings Co. Ltd.	1,200	28,990
Nitori Holdings Co. Ltd.	500	59,246
Nitto Denko Corp.	4,000	66,875
Nomura Holdings, Inc.	17,400	100,952
Nomura Research Institute Ltd.	2,200	64,595
NTT Data Group Corp.	3,700	70,355
Obayashi Corp.	3,800	50,035
OBIC Co. Ltd.	2,000	59,517
Olympus Corp.	7,100	106,005
Omron Corp.	1,000	33,671
Ono Pharmaceutical Co. Ltd.	2,000	20,823
Oracle Corp.	200	19,141
Oriental Land Co. Ltd.	6,400	137,959
ORIX Corp.	6,800	146,090
Osaka Gas Co. Ltd.	2,100	45,930
Otsuka Corp.	1,300	29,731
Otsuka Holdings Co. Ltd.	2,600	141,440
Pan Pacific International Holdings Corp.	2,200	59,767
Panasonic Holdings Corp.	13,900	142,066
Rakuten Group, Inc. (A)	8,700	46,871
Recruit Holdings Co. Ltd.	8,300	576,916
Renesas Electronics Corp. (A)	9,900	125,285
Resona Holdings, Inc.	12,100	87,226
Ricoh Co. Ltd.	3,100	35,206
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
SBI Holdings, Inc.	1,500	$ 37,674
SCREEN Holdings Co. Ltd.	500	29,519
SCSK Corp.	900	18,837
Secom Co. Ltd.	2,400	81,504
Seiko Epson Corp.	1,600	28,869
Sekisui Chemical Co. Ltd.	2,200	37,669
Sekisui House Ltd.	3,500	83,454
Seven & i Holdings Co. Ltd.	13,000	203,809
SG Holdings Co. Ltd.	2,000	19,118
Shimadzu Corp.	1,500	41,983
Shimano, Inc.	500	67,259
Shin-Etsu Chemical Co. Ltd.	10,700	352,427
Shionogi & Co. Ltd.	4,400	61,711
Shiseido Co. Ltd.	2,500	44,208
Shizuoka Financial Group, Inc.	2,400	19,464
SMC Corp.	300	116,496
SoftBank Corp.	170,200	214,850
SoftBank Group Corp.	5,600	320,016
Sompo Holdings, Inc.	5,500	142,506
Sony Group Corp.	36,900	777,687
Subaru Corp.	3,400	60,412
Sumitomo Corp.	6,400	138,503
Sumitomo Electric Industries Ltd.	4,100	73,298
Sumitomo Metal Mining Co. Ltd.	1,400	31,919
Sumitomo Mitsui Financial Group, Inc.	22,100	530,405
Sumitomo Mitsui Trust Group, Inc.	3,800	88,766
Sumitomo Realty & Development Co. Ltd.	1,800	55,978
Suntory Beverage & Food Ltd.	800	25,418
Suzuki Motor Corp.	9,100	101,960
Sysmex Corp.	2,900	53,171
T&D Holdings, Inc.	3,000	54,911
Taisei Corp.	1,000	41,899
Takeda Pharmaceutical Co. Ltd.	9,300	246,192
TDK Corp.	11,300	145,528
Terumo Corp.	7,800	150,585
TIS, Inc.	1,200	28,344
Toho Co. Ltd.	600	23,448
Tokio Marine Holdings, Inc.	11,100	398,358
Tokyo Electric Power Co. Holdings, Inc. (A)	9,000	26,902
Tokyo Electron Ltd.	2,700	405,862
Tokyo Gas Co. Ltd.	2,000	55,413
Tokyu Corp.	3,200	34,102
TOPPAN Holdings, Inc.	1,400	37,139
Toray Industries, Inc.	8,100	51,288
TOTO Ltd.	900	21,561
Toyota Industries Corp.	1,000	80,425
Toyota Motor Corp.	60,700	1,185,182
Toyota Tsusho Corp.	3,600	63,664
Trend Micro, Inc.	700	37,739
Unicharm Corp.	6,900	56,884
West Japan Railway Co.	2,600	46,051
Yakult Honsha Co. Ltd.	1,500	28,413
Yamaha Motor Co. Ltd.	5,500	48,459
Yaskawa Electric Corp.	1,400	35,728
Yokogawa Electric Corp.	1,300	27,650
	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Zensho Holdings Co. Ltd.	600	$ 33,980
ZOZO, Inc.	800	24,638
		21,732,681
Luxembourg - 0.2%
ArcelorMittal SA	2,719	63,174
CVC Capital Partners PLC (A)(C)	1,285	28,299
Eurofins Scientific SE	762	38,921
Tenaris SA	2,761	52,123
		182,517
Macau - 0.0% (B)
Sands China Ltd. (A)	14,400	38,750
Netherlands - 4.7%
ABN AMRO Bank NV (C)	2,677	41,289
Adyen NV (A)(C)	127	189,042
Akzo Nobel NV	984	59,077
Argenx SE (A)	356	221,257
ASM International NV	274	158,600
ASML Holding NV	2,360	1,659,154
BE Semiconductor Industries NV	442	60,573
Euronext NV (C)	450	50,482
EXOR NV	574	52,650
Ferrovial SE	2,808	118,092
Heineken Holding NV	755	45,243
Heineken NV	1,726	122,827
IMCD NV	320	47,566
ING Groep NV, Series N	19,614	307,399
JDE Peet's NV	679	11,626
Koninklijke Ahold Delhaize NV	5,540	180,709
Koninklijke KPN NV	22,811	83,055
Koninklijke Philips NV (A)	4,789	121,041
NN Group NV	1,563	68,113
Prosus NV	8,025	318,792
Qiagen NV (A)	1,291	57,867
Randstad NV	646	27,241
Stellantis NV	11,565	150,682
Universal Music Group NV	4,745	121,501
Wolters Kluwer NV	1,401	232,777
		4,506,655
New Zealand - 0.3%
Auckland International Airport Ltd.	10,336	50,312
Fisher & Paykel Healthcare Corp. Ltd.	3,435	73,800
Infratil Ltd.	5,502	38,787
Mercury NZ Ltd.	4,043	13,233
Meridian Energy Ltd.	6,992	23,120
Xero Ltd. (A)	874	91,185
		290,437
Norway - 0.6%
Aker BP ASA	1,778	34,953
DNB Bank ASA	5,277	105,352
Equinor ASA	4,934	117,030
Gjensidige Forsikring ASA	1,033	18,240
Kongsberg Gruppen ASA	512	57,603
Mowi ASA	2,619	44,885
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Norway (continued)
Norsk Hydro ASA	8,194	$ 45,073
Orkla ASA	4,350	37,632
Salmar ASA	344	16,350
Telenor ASA	3,600	40,166
Yara International ASA	911	24,116
		541,400
Poland - 0.0% (B)
InPost SA (A)	1,366	23,361
Portugal - 0.1%
EDP SA	18,029	57,726
Galp Energia SGPS SA	2,710	44,774
Jeronimo Martins SGPS SA	1,671	31,935
		134,435
Singapore - 1.6%
CapitaLand Ascendas, REIT	21,103	39,713
CapitaLand Integrated Commercial Trust, REIT	34,746	49,105
CapitaLand Investment Ltd.	13,294	25,505
DBS Group Holdings Ltd.	11,780	377,126
Genting Singapore Ltd.	34,800	19,494
Grab Holdings Ltd., Class A (A)	12,300	58,056
Keppel Ltd.	8,500	42,573
Oversea-Chinese Banking Corp. Ltd.	20,160	246,381
Sea Ltd., ADR (A)	2,200	233,420
Sembcorp Industries Ltd.	5,300	21,423
Singapore Airlines Ltd.	8,800	41,498
Singapore Exchange Ltd.	5,000	46,644
Singapore Technologies Engineering Ltd.	9,200	31,393
Singapore Telecommunications Ltd.	44,700	100,813
United Overseas Bank Ltd.	7,400	196,860
Wilmar International Ltd.	11,400	25,878
		1,555,882
Spain - 2.6%
Acciona SA	144	16,214
ACS Actividades de Construccion y Servicios SA	1,133	56,850
Aena SME SA (C)	433	88,538
Amadeus IT Group SA	2,623	185,302
Banco Bilbao Vizcaya Argentaria SA	34,190	334,749
Banco de Sabadell SA	31,325	60,905
Banco Santander SA	91,799	424,529
CaixaBank SA	23,540	127,674
Cellnex Telecom SA (A)(C)	3,124	98,730
EDP Renovaveis SA	1,848	19,219
Endesa SA	1,863	40,082
Grifols SA (A)	1,799	17,047
Iberdrola SA	35,806	493,292
Industria de Diseno Textil SA	6,472	332,788
Redeia Corp. SA	2,377	40,627
Repsol SA	6,937	84,001
Telefonica SA	23,394	95,404
		2,515,951
	Shares	Value
COMMON STOCKS (continued)
Sweden - 3.5%
AddTech AB, B Shares	1,475	$ 40,191
Alfa Laval AB	1,662	69,563
Assa Abloy AB, Class B	5,837	172,403
Atlas Copco AB, A Shares	15,965	243,652
Atlas Copco AB, B Shares	9,164	123,815
Beijer Ref AB	2,125	31,361
Boliden AB	1,594	44,847
Epiroc AB, Class A	3,779	65,859
Epiroc AB, Class B	2,285	35,649
EQT AB	2,147	59,351
Essity AB, Class B	3,580	95,681
Evolution AB (C)	1,022	78,812
Fastighets AB Balder, B Shares (A)	3,910	27,213
Getinge AB, B Shares	1,313	21,538
H&M Hennes & Mauritz AB, B Shares	3,278	44,184
Hexagon AB, B Shares	11,968	114,264
Holmen AB, B Shares	428	15,699
Industrivarden AB, A Shares	709	22,411
Industrivarden AB, C Shares	942	29,753
Indutrade AB	1,540	38,588
Investment AB Latour, B Shares	814	20,304
Investor AB, B Shares	10,162	269,160
L E Lundbergforetagen AB, B Shares	413	18,714
Lifco AB, B Shares	1,364	39,534
Nibe Industrier AB, B Shares	8,565	33,472
Saab AB, Class B	1,898	40,099
Sagax AB, Class B	1,189	24,401
Sandvik AB	6,143	110,152
Securitas AB, B Shares	2,923	36,140
Skandinaviska Enskilda Banken AB, Class A	9,500	130,189
Skanska AB, B Shares	1,998	42,013
SKF AB, B Shares	1,925	36,131
Spotify Technology SA (A)	900	402,642
Svenska Cellulosa AB SCA, Class B	3,536	44,849
Svenska Handelsbanken AB, A Shares	8,542	88,196
Swedbank AB, A Shares	4,984	98,414
Swedish Orphan Biovitrum AB (A)	1,149	32,963
Tele2 AB, B Shares	3,286	32,448
Telefonaktiebolaget LM Ericsson, B Shares	16,309	132,078
Telia Co. AB	13,851	38,499
Trelleborg AB, B Shares	1,246	42,639
Volvo AB, A Shares	1,079	26,372
Volvo AB, B Shares	9,446	229,558
		3,343,801
Switzerland - 9.9%
ABB Ltd.	9,363	505,588
Adecco Group AG	922	22,776
Alcon AG	2,970	251,819
Avolta AG	548	21,999
Bachem Holding AG	197	12,599
Baloise Holding AG	248	44,938
Banque Cantonale Vaudoise	182	16,758
Barry Callebaut AG	20	26,629
BKW AG	117	19,385
Chocoladefabriken Lindt & Spruengli AG	7	176,451
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Cie Financiere Richemont SA, Class A	3,184	$ 481,657
Clariant AG	1,202	13,416
Coca-Cola HBC AG	1,280	43,778
DSM-Firmenich AG	1,071	108,410
EMS-Chemie Holding AG	39	26,316
Galderma Group AG (A)	485	53,783
Geberit AG	193	109,455
Givaudan SA	54	236,055
Glencore PLC (A)	61,583	272,456
Helvetia Holding AG	204	33,647
Holcim AG	3,094	297,906
Julius Baer Group Ltd.	1,209	78,429
Kuehne & Nagel International AG	277	63,556
Logitech International SA	915	75,530
Lonza Group AG	429	253,212
Nestle SA	14,939	1,225,643
Novartis AG	11,646	1,133,822
Partners Group Holding AG	132	179,295
Roche Holding AG	4,337	1,216,205
Sandoz Group AG	2,363	96,865
Schindler Holding AG	375	103,122
SGS SA	873	87,577
SIG Group AG	1,672	33,060
Sika AG	894	213,315
Sonova Holding AG	305	99,738
STMicroelectronics NV	4,106	103,246
Straumann Holding AG	639	80,489
Swatch Group AG	170	30,899
Swiss Life Holding AG	169	130,479
Swiss Prime Site AG	435	47,413
Swiss Re AG	1,793	259,688
Swisscom AG	150	83,483
Temenos AG	353	24,943
UBS Group AG	19,462	595,863
VAT Group AG (C)	159	60,120
Zurich Insurance Group AG	867	515,662
		9,567,475
United Kingdom - 13.9%
3i Group PLC	5,784	258,069
Admiral Group PLC	1,462	48,393
Anglo American PLC	7,557	223,649
Ashtead Group PLC	2,545	158,189
Associated British Foods PLC	1,951	49,899
AstraZeneca PLC	9,159	1,200,277
Auto Trader Group PLC (C)	5,053	50,164
Aviva PLC	15,670	91,966
BAE Systems PLC	17,954	258,144
Barclays PLC	85,800	288,028
Barratt Redrow PLC	7,748	42,688
Berkeley Group Holdings PLC	550	26,853
BP PLC	95,950	472,071
British American Tobacco PLC	11,804	425,590
BT Group PLC	38,316	69,098
Bunzl PLC	1,955	80,668
Centrica PLC	30,912	51,701
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Coca-Cola Europacific Partners PLC	1,247	$ 95,782
Compass Group PLC	10,067	335,489
Croda International PLC	720	30,511
Diageo PLC	13,186	418,879
Endeavour Mining PLC	1,018	18,161
Entain PLC	3,509	30,188
GSK PLC	24,567	414,122
Haleon PLC	45,800	216,390
Halma PLC	2,179	73,353
Hargreaves Lansdown PLC	1,954	26,859
Hikma Pharmaceuticals PLC	922	23,004
HSBC Holdings PLC	107,590	1,057,735
Imperial Brands PLC	4,676	149,450
Informa PLC	7,781	77,772
InterContinental Hotels Group PLC	942	117,386
Intertek Group PLC	938	55,520
J Sainsbury PLC	9,732	33,334
JD Sports Fashion PLC	13,869	16,651
Kingfisher PLC	10,593	32,981
Land Securities Group PLC, REIT	4,185	30,597
Legal & General Group PLC	34,395	98,950
Lloyds Banking Group PLC	362,828	248,824
London Stock Exchange Group PLC	2,834	400,379
M&G PLC	13,300	32,943
Marks & Spencer Group PLC	12,201	57,355
Melrose Industries PLC	7,350	50,958
Mondi PLC	2,478	36,978
National Grid PLC	28,657	340,819
NatWest Group PLC	41,482	208,816
Next PLC	692	82,283
Pearson PLC	3,546	56,911
Persimmon PLC	1,751	26,261
Phoenix Group Holdings PLC	4,054	25,884
Reckitt Benckiser Group PLC	4,059	245,587
RELX PLC	11,032	501,200
Rentokil Initial PLC	14,809	74,306
Rio Tinto PLC	6,681	395,029
Rolls-Royce Holdings PLC (A)	50,437	359,026
Sage Group PLC	5,758	91,763
Schroders PLC	4,819	19,522
Segro PLC, REIT	7,435	65,267
Severn Trent PLC	1,572	49,357
Shell PLC	36,658	1,136,289
Smith & Nephew PLC	5,024	62,355
Smiths Group PLC	2,025	43,578
Spirax Group PLC	455	39,047
SSE PLC	6,401	128,535
Standard Chartered PLC	12,644	156,486
Taylor Wimpey PLC	19,971	30,527
Tesco PLC	39,811	183,558
Unilever PLC	14,677	835,656
United Utilities Group PLC	3,825	50,351
Vodafone Group PLC	132,015	112,879
Whitbread PLC	1,082	39,905
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Wise PLC, Class A (A)	3,781	$ 50,458
WPP PLC	6,267	64,915
		13,452,568
Total Common Stocks (Cost $82,602,050)		94,114,207
PREFERRED STOCKS - 0.3%
Germany - 0.3%
Bayerische Motoren Werke AG, 8.30% (D)	312	23,373
Dr. Ing. h.c. F. Porsche AG, 3.96% (C)(D)	664	40,238
Henkel AG & Co. KGaA, 2.19% (D)	968	84,929
Porsche Automobil Holding SE, 7.02% (D)	863	32,518
Sartorius AG, 0.35% (D)	148	32,891
Volkswagen AG, 10.17% (D)	1,189	109,703
Total Preferred Stocks (Cost $474,243)		323,652

Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp.,
1.80% (D), dated 12/31/2024, to be
repurchased at $1,852,345 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 2.00%, due 11/15/2026, and
with a value of $1,889,280.
$ 1,852,160	$ 1,852,160
Total Repurchase Agreement (Cost $1,852,160)	1,852,160
Total Investments (Cost $84,928,453)	96,290,019
Net Other Assets (Liabilities) - 0.5%	440,968
Net Assets - 100.0%	$ 96,730,987
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	24	03/21/2025	$2,789,106	$2,721,000	$—	$(68,106)
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	11.6%	$11,210,699
Pharmaceuticals	8.4	8,126,574
Insurance	5.5	5,285,595
Oil, Gas & Consumable Fuels	3.4	3,279,521
Semiconductors & Semiconductor Equipment	3.4	3,264,629
Capital Markets	3.2	3,099,281
Automobiles	3.0	2,847,390
Machinery	2.9	2,809,278
Textiles, Apparel & Luxury Goods	2.7	2,643,062
Chemicals	2.6	2,537,675
Metals & Mining	2.6	2,460,098
Software	2.4	2,353,669
Aerospace & Defense	2.4	2,305,625
Food Products	2.4	2,267,292
Electrical Equipment	2.3	2,228,132
Health Care Equipment & Supplies	2.1	2,014,643
Trading Companies & Distributors	2.0	1,936,405
Industrial Conglomerates	2.0	1,932,130
Professional Services	2.0	1,886,476
Personal Care Products	1.9	1,786,105
Diversified Telecommunication Services	1.7	1,664,540
Electric Utilities	1.7	1,647,533
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Hotels, Restaurants & Leisure	1.5%	$1,428,634
Beverages	1.5	1,412,621
Entertainment	1.4	1,320,520
Consumer Staples Distribution & Retail	1.2	1,154,293
Household Durables	1.2	1,140,775
Electronic Equipment, Instruments & Components	1.2	1,113,976
Financial Services	1.1	1,045,410
Real Estate Management & Development	1.0	1,004,959
Wireless Telecommunication Services	1.0	970,033
Specialty Retail	1.0	947,922
Building Products	0.9	885,006
Biotechnology	0.9	883,902
Multi-Utilities	0.9	851,321
Broadline Retail	0.9	838,613
IT Services	0.8	799,843
Tobacco	0.8	754,610
Construction & Engineering	0.8	726,562
Automobile Components	0.6	540,853
Household Products	0.5	528,088
Air Freight & Logistics	0.5	511,897
Technology Hardware, Storage & Peripherals	0.5	480,044
Construction Materials	0.5	476,364
Life Sciences Tools & Services	0.4	427,937
Ground Transportation	0.4	380,717
Commercial Services & Supplies	0.4	355,608
Industrial REITs	0.4	351,571
Transportation Infrastructure	0.4	343,440
Marine Transportation	0.4	341,733
Media	0.3	317,479
Retail REITs	0.3	286,666
Communications Equipment	0.3	273,185
Interactive Media & Services	0.3	258,196
Gas Utilities	0.2	236,084
Health Care Providers & Services	0.2	219,139
Paper & Forest Products	0.2	215,220
Independent Power & Renewable Electricity Producers	0.2	200,440
Leisure Products	0.1	148,333
Diversified REITs	0.1	145,167
Passenger Airlines	0.1	114,917
Water Utilities	0.1	99,708
Office REITs	0.1	82,820
Health Care Technology	0.1	75,165
Diversified Consumer Services	0.1	56,911
Energy Equipment & Services	0.1	52,123
Containers & Packaging	0.0 (B)	33,060
Distributors	0.0 (B)	19,642
Investments	98.1	94,437,859
Short-Term Investments	1.9	1,852,160
Total Investments	100.0%	$ 96,290,019
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,435,159	$92,679,048	$—	$94,114,207
Preferred Stocks	—	323,652	—	323,652
Repurchase Agreement	—	1,852,160	—	1,852,160
Total Investments	$1,435,159	$94,854,860	$—	$96,290,019
LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(68,106)	$—	$—	$(68,106)
Total Other Financial Instruments	$(68,106)	$—	$—	$(68,106)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $1,136,592, representing 1.2% of the
Portfolio's net assets.

(D)	Rate disclosed reflects the yield at December 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(F)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $83,076,293)	$94,437,859
Repurchase agreement, at value (cost $1,852,160)	1,852,160
Cash collateral pledged at broker for:
Futures contracts	95,780
Foreign currency, at value (cost $170,907)	168,977
Receivables and other assets:
Shares of beneficial interest sold	10,332
Dividends	59,620
Interest	92
Tax reclaims	230,646
Due from investment manager	3,059
Total assets	96,858,525
Liabilities:
Payables and other liabilities:
Investments purchased	4,020
Shares of beneficial interest redeemed	21,091
Distribution and service fees	18,784
Transfer agent costs	98
Trustee and CCO fees	28
Audit and tax fees	21,388
Custody fees	51,069
Legal fees	1,105
Printing and shareholder reports fees	890
Other accrued expenses	6,529
Variation margin payable on futures contracts	2,536
Total liabilities	127,538
Net assets	$96,730,987
Net assets consist of:
Capital stock ($0.01 par value)	$76,366
Additional paid-in capital	85,930,976
Total distributable earnings (accumulated losses)	10,723,645
Net assets	$96,730,987
Net assets by class:
Initial Class	$12,115,392
Service Class	84,615,595
Shares outstanding:
Initial Class	951,148
Service Class	6,685,415
Net asset value and offering price per share:
Initial Class	$12.74
Service Class	12.66
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$2,860,644
Interest income	28,033
Withholding taxes on foreign income	(292,230)
Total investment income	2,596,447
Expenses:
Investment management fees	100,940
Distribution and service fees:
Service Class	198,764
Transfer agent costs	1,040
Trustee and CCO fees	4,472
Audit and tax fees	52,215
Custody fees	90,994
Legal fees	8,419
Printing and shareholder reports fees	7,843
Other	21,414
Total expenses before waiver and/or reimbursement and recapture	486,101
Expenses waived and/or reimbursed:
Initial Class	(16,317)
Service Class	(105,846)
Net expenses	363,938
Net investment income (loss)	2,232,509
Net realized gain (loss) on:
Investments	(702,583)
Futures contracts	95,703
Foreign currency transactions	(30,412)
Net realized gain (loss)	(637,292)
Net change in unrealized appreciation (depreciation) on:
Investments	821,097
Futures contracts	(107,998)
Translation of assets and liabilities denominated in foreign currencies	(20,700)
Net change in unrealized appreciation (depreciation)	692,399
Net realized and change in unrealized gain (loss)	55,107
Net increase (decrease) in net assets resulting from operations	$2,287,616
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$2,232,509	$1,903,649
Net realized gain (loss)	(637,292)	(373,150)
Net change in unrealized appreciation (depreciation)	692,399	10,421,086
Net increase (decrease) in net assets resulting from operations	2,287,616	11,951,585
Dividends and/or distributions to shareholders:
Initial Class	(304,171)	(229,190)
Service Class	(1,915,738)	(1,514,516)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,219,909)	(1,743,706)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,514,980	3,903,876
Service Class	18,339,103	11,643,185
	19,854,083	15,547,061
Dividends and/or distributions reinvested:
Initial Class	304,171	229,190
Service Class	1,915,738	1,514,516
	2,219,909	1,743,706
Cost of shares redeemed:
Initial Class	(1,708,496)	(832,353)
Service Class	(7,090,194)	(10,195,392)
	(8,798,690)	(11,027,745)
Net increase (decrease) in net assets resulting from capital share transactions	13,275,302	6,263,022
Net increase (decrease) in net assets	13,343,009	16,470,901
Net assets:
Beginning of year	83,387,978	66,917,077
End of year	$96,730,987	$83,387,978
Capital share transactions - shares:
Shares issued:
Initial Class	117,932	324,877
Service Class	1,387,504	974,596
	1,505,436	1,299,473
Shares reinvested:
Initial Class	22,073	19,292
Service Class	139,733	128,132
	161,806	147,424
Shares redeemed:
Initial Class	(128,420)	(69,878)
Service Class	(539,011)	(861,431)
	(667,431)	(931,309)
Net increase (decrease) in shares outstanding:
Initial Class	11,585	274,291
Service Class	988,226	241,297
	999,811	515,588
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.63	$10.98	$13.25	$12.10	$11.40
Investment operations:
Net investment income (loss)(A)	0.36	0.33	0.34	0.35	0.24
Net realized and unrealized gain (loss)	0.09	1.62	(2.25)	1.01	0.65
Total investment operations	0.45	1.95	(1.91)	1.36	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.30)	(0.36)	(0.21)	(0.18)
Net realized gains	—	—	—	—	(0.01)
Total dividends and/or distributions to shareholders	(0.34)	(0.30)	(0.36)	(0.21)	(0.19)
Net asset value, end of year	$12.74	$12.63	$10.98	$13.25	$12.10
Total return	3.32%	17.92%	(14.28)%	11.26%	8.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,115	$11,862	$7,307	$8,288	$6,492
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.31%	0.36%	0.50%	0.34%	0.57%
Including waiver and/or reimbursement and recapture	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income (loss) to average net assets	2.69%	2.75%	3.04%	2.67%	2.29%
Portfolio turnover rate	3%	6%	4%	3%	3%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.55	$10.93	$13.18	$12.04	$11.37
Investment operations:
Net investment income (loss)(A)	0.31	0.30	0.31	0.31	0.21
Net realized and unrealized gain (loss)	0.11	1.59	(2.23)	1.02	0.64
Total investment operations	0.42	1.89	(1.92)	1.33	0.85
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.27)	(0.33)	(0.19)	(0.17)
Net realized gains	—	—	—	—	(0.01)
Total dividends and/or distributions to shareholders	(0.31)	(0.27)	(0.33)	(0.19)	(0.18)
Net asset value, end of year	$12.66	$12.55	$10.93	$13.18	$12.04
Total return	3.15%	17.46%	(14.45)%	10.95%	7.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$84,616	$71,526	$59,610	$70,417	$59,190
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%	0.61%	0.75%	0.59%	0.82%
Including waiver and/or reimbursement and recapture	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income (loss) to average net assets	2.39%	2.55%	2.77%	2.41%	2.01%
Portfolio turnover rate	3%	6%	4%	3%	3%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MSCI EAFE Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(68,106)	$—	$—	$(68,106)
Total	$—	$—	$(68,106)	$—	$—	$(68,106)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$95,703	$—	$—	$95,703
Total	$—	$—	$95,703	$—	$—	$95,703

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(107,998)	$—	$—	$(107,998)
Total	$—	$—	$(107,998)	$—	$—	$(107,998)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$1,625,876
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.
Index fund risk: While the Portfolio seeks to track the performance of the MSCI EAFE Index (i.e., achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Currency risk: The value of a Portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM at an annual rate of 0.11% of daily average net assets.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2025
Service Class	0.43	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2022	2023	2024	Total
Initial Class	$24,890	$22,700	$16,317	$63,907
Service Class	202,553	159,222	105,846	467,621
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$14,578,130	$—	$2,342,384	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, passive foreign investment companies and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$85,903,826	$17,729,691	$(7,343,498)	$10,386,193
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$325,905	$1,668,561
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$2,219,909	$—	$—	$—	$1,743,706	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,340,638	$—	$—	$(1,994,466)	$—	$—	$10,377,473
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica MSCI EAFE Index VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica MSCI EAFE Index VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 2,496,706	$290,980
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica MSCI EAFE Index VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Multi-Managed Balanced VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 59.6%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc.	47,155	$ 5,157,343
Northrop Grumman Corp.	3,038	1,425,703
Textron, Inc.	29,482	2,255,078
TransDigm Group, Inc.	3,536	4,481,102
		13,319,226
Air Freight & Logistics - 0.5%
FedEx Corp.	9,753	2,743,812
United Parcel Service, Inc., Class B	34,923	4,403,790
		7,147,602
Automobile Components - 0.1%
Aptiv PLC (A)	15,395	931,090
Automobiles - 1.2%
Tesla, Inc. (A)	43,931	17,741,095
Banks - 2.2%
Bank of America Corp.	228,910	10,060,594
Citigroup, Inc.	38,344	2,699,034
Fifth Third Bancorp	87,249	3,688,888
Truist Financial Corp.	104,187	4,519,632
U.S. Bancorp	56,952	2,724,014
Wells Fargo & Co.	114,924	8,072,262
		31,764,424
Beverages - 1.1%
Coca-Cola Co.	86,881	5,409,211
Keurig Dr. Pepper, Inc.	54,581	1,753,142
PepsiCo, Inc.	52,828	8,033,025
		15,195,378
Biotechnology - 1.4%
AbbVie, Inc.	58,008	10,308,022
Biogen, Inc. (A)	6,234	953,303
Neurocrine Biosciences, Inc. (A)	5,308	724,542
Regeneron Pharmaceuticals, Inc. (A)	5,954	4,241,213
Sarepta Therapeutics, Inc. (A)	2,581	313,824
Vertex Pharmaceuticals, Inc. (A)	9,532	3,838,536
		20,379,440
Broadline Retail - 2.8%
Amazon.com, Inc. (A)	181,292	39,773,652
Building Products - 0.9%
Carrier Global Corp.	52,802	3,604,264
Masco Corp.	29,652	2,151,846
Trane Technologies PLC	20,235	7,473,797
		13,229,907
Capital Markets - 1.4%
Ameriprise Financial, Inc.	5,753	3,063,070
Charles Schwab Corp.	45,486	3,366,419
CME Group, Inc.	21,808	5,064,472
Goldman Sachs Group, Inc.	10,929	6,258,164
KKR & Co., Inc.	12,336	1,824,617
		19,576,742
	Shares	Value
COMMON STOCKS (continued)
Chemicals - 0.9%
Dow, Inc.	67,015	$ 2,689,312
Linde PLC	15,679	6,564,327
LyondellBasell Industries NV, Class A	23,529	1,747,499
PPG Industries, Inc.	15,444	1,844,786
Sherwin-Williams Co.	2,323	789,657
		13,635,581
Communications Equipment - 0.2%
Arista Networks, Inc. (A)	17,561	1,941,017
Motorola Solutions, Inc.	2,925	1,352,023
		3,293,040
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	2,682	1,385,253
Consumer Finance - 0.2%
American Express Co.	8,039	2,385,895
Consumer Staples Distribution & Retail - 0.3%
Costco Wholesale Corp.	4,954	4,539,202
Distributors - 0.0% (B)
LKQ Corp.	4,758	174,857
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	135,642	3,088,568
Electric Utilities - 1.3%
NextEra Energy, Inc.	95,360	6,836,358
NRG Energy, Inc.	3,716	335,258
PG&E Corp.	207,641	4,190,195
Southern Co.	83,665	6,887,303
		18,249,114
Electrical Equipment - 0.2%
AMETEK, Inc.	2,995	539,879
Eaton Corp. PLC	9,093	3,017,694
		3,557,573
Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity PLC	5,371	767,892
Energy Equipment & Services - 0.2%
Baker Hughes Co.	53,704	2,202,938
Entertainment - 0.3%
Walt Disney Co.	33,932	3,778,328
Warner Music Group Corp., Class A	27,303	846,393
		4,624,721
Financial Services - 3.5%
Berkshire Hathaway, Inc., Class B (A)	28,376	12,862,273
Block, Inc. (A)	15,133	1,286,154
Corpay, Inc. (A)	10,940	3,702,315
Fidelity National Information Services, Inc.	51,152	4,131,547
Mastercard, Inc., Class A	28,558	15,037,786
Visa, Inc., Class A	42,620	13,469,625
WEX, Inc. (A)	2,420	424,274
		50,913,974
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.4%
Mondelez International, Inc., Class A	97,232	$ 5,807,667
Ground Transportation - 0.6%
CSX Corp.	100,196	3,233,325
Uber Technologies, Inc. (A)	67,130	4,049,281
Union Pacific Corp.	6,269	1,429,583
		8,712,189
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	14,064	1,590,779
Baxter International, Inc.	15,372	448,248
Boston Scientific Corp. (A)	50,866	4,543,351
Edwards Lifesciences Corp. (A)	9,061	670,786
Medtronic PLC	47,324	3,780,241
Stryker Corp.	16,744	6,028,677
		17,062,082
Health Care Providers & Services - 1.2%
Cigna Group	9,230	2,548,772
HCA Healthcare, Inc.	2,798	839,820
Humana, Inc.	5,034	1,277,176
McKesson Corp.	2,276	1,297,115
UnitedHealth Group, Inc.	23,327	11,800,196
		17,763,079
Health Care REITs - 0.4%
Alexandria Real Estate Equities, Inc.	4,312	420,636
Ventas, Inc.	57,251	3,371,511
Welltower, Inc.	17,219	2,170,111
		5,962,258
Hotels, Restaurants & Leisure - 2.2%
Booking Holdings, Inc.	851	4,228,125
Carnival Corp. (A)	50,320	1,253,974
Chipotle Mexican Grill, Inc. (A)	72,115	4,348,534
DoorDash, Inc., Class A (A)	5,792	971,608
Expedia Group, Inc. (A)	13,723	2,557,007
Hilton Worldwide Holdings, Inc.	15,887	3,926,631
McDonald's Corp.	27,455	7,958,930
Royal Caribbean Cruises Ltd.	7,608	1,755,090
Yum! Brands, Inc.	31,668	4,248,579
		31,248,478
Household Durables - 0.1%
Lennar Corp., Class A	8,541	1,164,736
Household Products - 0.2%
Church & Dwight Co., Inc.	25,235	2,642,357
Independent Power & Renewable Electricity Producers - 0.1%
Vistra Corp.	5,934	818,121
Industrial Conglomerates - 0.4%
Honeywell International, Inc.	28,354	6,404,885
Industrial REITs - 0.2%
Prologis, Inc.	31,099	3,287,164
Insurance - 1.1%
Aon PLC, Class A	12,225	4,390,731
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Arthur J Gallagher & Co.	13,093	$ 3,716,448
MetLife, Inc.	11,422	935,233
Principal Financial Group, Inc.	13,002	1,006,485
Progressive Corp.	24,415	5,850,078
		15,898,975
Interactive Media & Services - 4.0%
Alphabet, Inc., Class A	102,654	19,432,402
Alphabet, Inc., Class C	66,343	12,634,361
Meta Platforms, Inc., Class A	43,961	25,739,605
		57,806,368
IT Services - 0.4%
Accenture PLC, Class A	4,958	1,744,175
Cognizant Technology Solutions Corp., Class A	52,662	4,049,708
		5,793,883
Life Sciences Tools & Services - 0.7%
Danaher Corp.	10,702	2,456,644
Thermo Fisher Scientific, Inc.	14,648	7,620,329
		10,076,973
Machinery - 1.1%
Caterpillar, Inc.	8,157	2,959,033
Deere & Co.	13,594	5,759,778
Ingersoll Rand, Inc.	19,016	1,720,187
Otis Worldwide Corp.	43,178	3,998,715
PACCAR, Inc.	13,621	1,416,856
		15,854,569
Media - 0.5%
Charter Communications, Inc., Class A (A)	5,388	1,846,845
Comcast Corp., Class A	140,528	5,274,016
Sirius XM Holdings, Inc. (C)	21,914	499,639
		7,620,500
Metals & Mining - 0.1%
Nucor Corp.	6,317	737,257
Multi-Utilities - 0.1%
Dominion Energy, Inc.	15,795	850,719
Oil, Gas & Consumable Fuels - 1.7%
ConocoPhillips	62,560	6,204,075
Diamondback Energy, Inc.	14,579	2,388,478
EOG Resources, Inc.	30,300	3,714,174
Exxon Mobil Corp.	118,129	12,707,136
		25,013,863
Passenger Airlines - 0.1%
Delta Air Lines, Inc.	30,379	1,837,930
Personal Care Products - 0.2%
Estee Lauder Cos., Inc., Class A	6,907	517,887
Kenvue, Inc.	94,224	2,011,682
		2,529,569
Pharmaceuticals - 1.5%
Bristol-Myers Squibb Co.	101,786	5,757,016
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Eli Lilly & Co.	12,185	$ 9,406,820
Johnson & Johnson	29,049	4,201,066
Merck & Co., Inc.	21,252	2,114,149
		21,479,051
Professional Services - 0.2%
Leidos Holdings, Inc.	20,911	3,012,439
Residential REITs - 0.1%
Equity LifeStyle Properties, Inc.	22,845	1,521,477
Semiconductors & Semiconductor Equipment - 7.4%
Advanced Micro Devices, Inc. (A)	28,216	3,408,211
Analog Devices, Inc.	29,741	6,318,773
Broadcom, Inc.	64,795	15,022,073
Lam Research Corp.	42,707	3,084,727
Marvell Technology, Inc.	5,888	650,329
Micron Technology, Inc.	45,137	3,798,730
NVIDIA Corp.	456,407	61,290,896
NXP Semiconductors NV	27,572	5,730,840
Texas Instruments, Inc.	34,365	6,443,781
		105,748,360
Software - 6.2%
Adobe, Inc. (A)	2,655	1,180,625
Cadence Design Systems, Inc. (A)	4,760	1,430,190
Fair Isaac Corp. (A)	433	862,073
Intuit, Inc.	5,805	3,648,442
Microsoft Corp.	144,488	60,901,692
Oracle Corp.	25,889	4,314,143
Salesforce, Inc.	26,447	8,842,026
ServiceNow, Inc. (A)	6,802	7,210,936
		88,390,127
Specialized REITs - 0.4%
Digital Realty Trust, Inc.	18,693	3,314,830
Equinix, Inc.	625	589,306
SBA Communications Corp.	12,117	2,469,445
		6,373,581
Specialty Retail - 1.6%
AutoZone, Inc. (A)	1,818	5,821,236
Best Buy Co., Inc.	18,757	1,609,351
Burlington Stores, Inc. (A)	8,374	2,387,092
Lowe's Cos., Inc.	34,216	8,444,509
Ross Stores, Inc.	30,798	4,658,813
		22,921,001
Technology Hardware, Storage & Peripherals - 4.8%
Apple, Inc.	250,735	62,789,059
Hewlett Packard Enterprise Co.	73,244	1,563,759
Seagate Technology Holdings PLC	38,591	3,330,789
Western Digital Corp. (A)	25,016	1,491,704
		69,175,311
	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.3%
Altria Group, Inc.	30,078	$ 1,572,779
Philip Morris International, Inc.	21,426	2,578,619
		4,151,398
Trading Companies & Distributors - 0.1%
United Rentals, Inc.	1,140	803,062
Total Common Stocks (Cost $555,961,186)		856,346,593

	Principal	Value
CORPORATE DEBT SECURITIES - 13.1%
Aerospace & Defense - 0.3%
Boeing Co.
3.50%, 03/01/2039	$ 1,805,000	1,340,192
6.53%, 05/01/2034	323,000	338,481
6.86%, 05/01/2054	555,000	591,029
General Electric Co.
4.13%, 10/09/2042	616,000	502,709
4.50%, 03/11/2044 (C)	832,000	720,397
HEICO Corp.
5.35%, 08/01/2033	1,382,000	1,379,032
		4,871,840
Automobile Components - 0.1%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032	686,000	591,954
ZF North America Capital, Inc.
6.88%, 04/23/2032 (D)	600,000	568,946
		1,160,900
Automobiles - 0.4%
BMW U.S. Capital LLC
2.80%, 04/11/2026 (D)	984,000	962,150
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,337,000	1,316,048
6.95%, 03/06/2026	728,000	740,858
General Motors Co.
6.25%, 10/02/2043	291,000	288,698
General Motors Financial Co., Inc.
5.00%, 04/09/2027	779,000	779,806
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028 (D)	1,167,000	1,209,819
Volkswagen Group of America Finance LLC
1.63%, 11/24/2027 (D)	1,088,000	982,207
		6,279,586
Banks - 2.1%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (E), 03/14/2028	1,000,000	1,008,669
Bank of America Corp.
Fixed until 01/23/2034, 5.47% (E), 01/23/2035	1,071,000	1,072,448
Fixed until 09/15/2028, 5.82% (E), 09/15/2029	3,183,000	3,262,153
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (E), 07/21/2039	$ 400,000	$ 402,540
Barclays PLC
Fixed until 03/12/2054, 6.04% (E), 03/12/2055	256,000	256,345
Fixed until 11/02/2025, 7.33% (E), 11/02/2026	1,200,000	1,221,655
Citigroup, Inc.
Fixed until 06/11/2034, 5.45% (E), 06/11/2035	533,000	528,724
Fixed until 05/25/2033, 6.17% (E), 05/25/2034	514,000	524,053
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (E), 10/21/2032	1,446,000	1,222,470
ING Groep NV
Fixed until 09/11/2033, 6.11% (E), 09/11/2034	840,000	869,858
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (E), 11/21/2033 (D)	1,081,000	1,212,714
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (E), 04/22/2027	1,579,000	1,515,634
Fixed until 01/23/2029, 5.01% (E), 01/23/2030	2,766,000	2,763,225
Fixed until 01/23/2034, 5.34% (E), 01/23/2035	646,000	643,039
Fixed until 04/22/2034, 5.77% (E), 04/22/2035	499,000	510,565
Lloyds Banking Group PLC
Fixed until 08/11/2032, 4.98% (E), 08/11/2033	725,000	696,801
Fixed until 01/05/2034, 5.68% (E), 01/05/2035	898,000	894,502
M&T Bank Corp.
Fixed until 03/13/2031, 6.08% (E), 03/13/2032	535,000	548,817
Fixed until 10/30/2028, 7.41% (E), 10/30/2029 (C)	512,000	549,033
Morgan Stanley
Fixed until 01/16/2029, 5.17% (E), 01/16/2030	2,322,000	2,325,821
Fixed until 07/19/2034, 5.32% (E), 07/19/2035	1,575,000	1,549,747
PNC Financial Services Group, Inc.
Fixed until 01/22/2034, 5.68% (E), 01/22/2035	181,000	183,140
Fixed until 08/18/2033, 5.94% (E), 08/18/2034	996,000	1,025,963
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (E), 01/26/2034	1,813,000	1,762,053
Fixed until 06/08/2033, 5.87% (E), 06/08/2034	615,000	626,282
Fixed until 10/30/2028, 7.16% (E), 10/30/2029	509,000	544,419
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UBS Group AG
Fixed until 09/06/2044, 5.38% (E), 09/06/2045 (D)	$ 600,000	$ 572,234
Fixed until 08/12/2032, 6.54% (E), 08/12/2033 (D)	1,049,000	1,112,842
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (E), 07/25/2034	1,443,000	1,440,784
		30,846,530
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	1,095,000	928,374
Constellation Brands, Inc.
3.15%, 08/01/2029	519,000	477,801
3.70%, 12/06/2026	246,000	241,753
Diageo Capital PLC
5.50%, 01/24/2033	436,000	444,146
		2,092,074
Biotechnology - 0.3%
Amgen, Inc.
2.80%, 08/15/2041	632,000	440,415
5.60%, 03/02/2043	800,000	780,591
CSL Finance PLC
4.63%, 04/27/2042 (D)	632,000	555,541
Gilead Sciences, Inc.
5.10%, 06/15/2035	1,066,000	1,049,900
Royalty Pharma PLC
2.20%, 09/02/2030	836,000	710,335
		3,536,782
Building Products - 0.1%
Holcim Finance U.S. LLC
4.75%, 09/22/2046 (D)	277,000	233,897
Mohawk Industries, Inc.
5.85%, 09/18/2028	588,000	604,599
Vulcan Materials Co.
5.35%, 12/01/2034	833,000	830,679
		1,669,175
Chemicals - 0.1%
Nutrien Ltd.
4.90%, 03/27/2028 (C)	622,000	621,768
OCP SA
6.75%, 05/02/2034 (D)	565,000	576,300
		1,198,068
Commercial Services & Supplies - 0.6%
ADT Security Corp.
4.13%, 08/01/2029 (D)	1,193,000	1,096,876
Ashtead Capital, Inc.
5.55%, 05/30/2033 (D)	294,000	289,502
5.80%, 04/15/2034 (D)	366,000	366,372
Element Fleet Management Corp.
6.32%, 12/04/2028 (D)	1,584,000	1,650,706
Equifax, Inc.
5.10%, 12/15/2027	1,026,000	1,031,483
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
GXO Logistics, Inc.
2.65%, 07/15/2031	$ 2,023,000	$ 1,694,986
6.50%, 05/06/2034	623,000	639,047
Quanta Services, Inc.
2.90%, 10/01/2030	794,000	709,170
5.25%, 08/09/2034	369,000	360,821
Veralto Corp.
5.45%, 09/18/2033	895,000	898,565
		8,737,528
Communications Equipment - 0.3%
America Movil SAB de CV
4.38%, 07/16/2042	250,000	209,663
T-Mobile USA, Inc.
3.50%, 04/15/2031	1,070,000	971,235
3.88%, 04/15/2030	710,000	668,009
5.15%, 04/15/2034	1,072,000	1,054,967
Verizon Communications, Inc.
1.68%, 10/30/2030	1,193,000	992,646
2.99%, 10/30/2056	1,721,000	1,022,804
		4,919,324
Construction & Engineering - 0.1%
D.R. Horton, Inc.
5.00%, 10/15/2034	946,000	914,900
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (D)	613,000	609,414
		1,524,314
Consumer Staples Distribution & Retail - 0.1%
7-Eleven, Inc.
1.80%, 02/10/2031 (D)	1,224,000	987,320
Lowe's Cos., Inc.
3.75%, 04/01/2032	1,199,000	1,098,408
		2,085,728
Containers & Packaging - 0.1%
Sonoco Products Co.
2.25%, 02/01/2027	831,000	785,805
Distributors - 0.0% (B)
LKQ Corp.
6.25%, 06/15/2033	571,000	589,110
Diversified REITs - 0.7%
American Tower Trust #1
3.65%, 03/15/2048 (D)	716,000	682,468
Safehold GL Holdings LLC
6.10%, 04/01/2034	1,087,000	1,107,375
SBA Tower Trust
1.63%, 05/15/2051 (D)	848,000	794,839
1.88%, 07/15/2050 (D)	1,309,000	1,268,333
2.84%, 01/15/2050 (D)	3,160,000	3,156,761
VICI Properties LP
4.95%, 02/15/2030	1,548,000	1,517,820
Weyerhaeuser Co.
4.00%, 04/15/2030	1,147,000	1,086,792
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified REITs (continued)
WP Carey, Inc.
5.38%, 06/30/2034	$ 854,000	$ 847,815
		10,462,203
Electric Utilities - 0.5%
Appalachian Power Co.
3.40%, 06/01/2025	450,000	447,297
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (D)	573,000	556,687
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	93,000	94,109
CMS Energy Corp.
4.88%, 03/01/2044	165,000	146,951
DTE Electric Co.
4.30%, 07/01/2044	1,587,000	1,338,423
Duke Energy Corp.
3.75%, 09/01/2046	1,634,000	1,204,352
Duke Energy Progress LLC
3.60%, 09/15/2047	1,130,000	823,050
NRG Energy, Inc.
6.00%, 02/01/2033 (D)	181,000	175,492
Oncor Electric Delivery Co. LLC
5.30%, 06/01/2042	62,000	59,400
Pacific Gas & Electric Co.
2.50%, 02/01/2031	916,000	783,506
Public Service Electric & Gas Co.
3.00%, 05/15/2025	459,000	456,178
Vistra Operations Co. LLC
6.88%, 04/15/2032 (D)	596,000	610,254
		6,695,699
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp.
5.25%, 04/05/2034	1,073,000	1,077,086
Arrow Electronics, Inc.
2.95%, 02/15/2032	1,109,000	944,192
5.88%, 04/10/2034	546,000	549,113
Keysight Technologies, Inc.
4.60%, 04/06/2027	916,000	911,464
4.95%, 10/15/2034	442,000	425,460
Sensata Technologies, Inc.
4.38%, 02/15/2030 (D)	697,000	638,478
Trimble, Inc.
6.10%, 03/15/2033	880,000	913,992
		5,459,785
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (D)	1,233,000	1,197,010
Financial Services - 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	1,404,000	1,396,628
4.95%, 09/10/2034 (C)	600,000	571,948
American Express Co.
Fixed until 04/25/2029, 5.53% (E), 04/25/2030	1,030,000	1,049,147
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Aviation Capital Group LLC
1.95%, 01/30/2026 (D)	$ 648,000	$ 627,412
Avolon Holdings Funding Ltd.
5.50%, 01/15/2026 (D)	609,000	610,651
5.75%, 11/15/2029 (D)	1,581,000	1,600,111
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (E), 05/19/2034	1,735,000	1,787,538
LPL Holdings, Inc.
5.70%, 05/20/2027	540,000	546,611
		8,190,046
Food Products - 0.5%
BAT Capital Corp.
6.00%, 02/20/2034	1,256,000	1,291,434
Bunge Ltd. Finance Corp.
4.65%, 09/17/2034	1,212,000	1,144,867
Cargill, Inc.
5.13%, 10/11/2032 (D)	533,000	530,053
J M Smucker Co.
6.50%, 11/15/2043 (C)	529,000	563,997
Kroger Co.
5.00%, 09/15/2034	664,000	642,343
Philip Morris International, Inc.
4.90%, 11/01/2034	1,260,000	1,211,086
5.63%, 11/17/2029	994,000	1,024,152
Viterra Finance BV
4.90%, 04/21/2027 (D)	1,213,000	1,201,664
		7,609,596
Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp.
5.75%, 12/06/2052 (D)	262,000	258,178
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	794,000	786,643
5.86%, 03/15/2030	589,000	610,185
		1,655,006
Health Care Providers & Services - 0.6%
Centene Corp.
3.38%, 02/15/2030	610,000	543,315
Cigna Group
2.40%, 03/15/2030	693,000	606,387
5.25%, 02/15/2034	1,221,000	1,197,801
Elevance Health, Inc.
2.25%, 05/15/2030	790,000	686,446
HCA, Inc.
5.60%, 04/01/2034	1,131,000	1,114,428
6.00%, 04/01/2054	874,000	833,824
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (D)	403,000	390,749
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	657,000	596,213
4.80%, 10/01/2034	1,176,000	1,114,748
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
5.20%, 04/15/2063	$ 931,000	$ 838,934
		7,922,845
Hotel & Resort REITs - 0.0% (B)
Host Hotels & Resorts LP
5.70%, 07/01/2034 (C)	394,000	393,458
Hotels, Restaurants & Leisure - 0.2%
Hyatt Hotels Corp.
5.25%, 06/30/2029	828,000	828,729
MGM Resorts International
6.13%, 09/15/2029	891,000	889,881
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	611,000	492,148
		2,210,758
Insurance - 0.7%
Allstate Corp.
5.05%, 06/24/2029	1,687,000	1,695,194
5.25%, 03/30/2033	677,000	675,690
Arthur J Gallagher & Co.
5.55%, 02/15/2055	996,000	961,336
Constellation Insurance, Inc.
6.80%, 01/24/2030 (D)	2,287,000	2,223,175
Corebridge Financial, Inc.
5.75%, 01/15/2034	774,000	788,111
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (E), 05/23/2042 (D)	800,000	813,789
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (E), 10/01/2050	1,229,000	1,093,360
RGA Global Funding
5.05%, 12/06/2031 (D)	1,620,000	1,593,132
		9,843,787
Internet & Catalog Retail - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	81,000	71,350
Meta Platforms, Inc.
4.80%, 05/15/2030	939,000	947,150
Uber Technologies, Inc.
4.80%, 09/15/2034	497,000	475,663
		1,494,163
IT Services - 0.2%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	221,000	201,143
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	1,286,000	1,221,569
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	1,307,000	1,257,097
		2,679,809
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.2%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	$ 1,464,000	$ 1,314,852
5.75%, 01/15/2035	334,000	333,401
Ingersoll Rand, Inc.
5.45%, 06/15/2034	807,000	812,661
Regal Rexnord Corp.
6.40%, 04/15/2033	778,000	803,120
		3,264,034
Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	580,000	436,603
Comcast Corp.
2.94%, 11/01/2056	531,000	310,182
NBCUniversal Media LLC
4.45%, 01/15/2043	560,000	477,416
		1,224,201
Metals & Mining - 0.2%
Anglo American Capital PLC
4.50%, 03/15/2028 (D)	845,000	828,294
ArcelorMittal SA
6.55%, 11/29/2027	1,301,000	1,353,481
Glencore Funding LLC
2.63%, 09/23/2031 (D)	1,046,000	882,759
		3,064,534
Mortgage Real Estate Investment Trusts - 0.0% (B)
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (D)	400,000	392,610
Office REITs - 0.0% (B)
COPT Defense Properties LP
2.00%, 01/15/2029 (C)	126,000	110,896
2.25%, 03/15/2026	463,000	448,119
		559,015
Oil, Gas & Consumable Fuels - 1.3%
Boardwalk Pipelines LP
3.40%, 02/15/2031	578,000	516,415
Chevron USA, Inc.
3.25%, 10/15/2029	710,000	668,008
Diamondback Energy, Inc.
5.40%, 04/18/2034	1,433,000	1,410,327
Ecopetrol SA
7.75%, 02/01/2032	686,000	665,731
Enbridge, Inc.
5.63%, 04/05/2034	1,195,000	1,202,514
Energy Transfer LP
5.15%, 02/01/2043	724,000	639,074
5.55%, 02/15/2028	553,000	561,712
5.95%, 10/01/2043	608,000	590,485
Enterprise Products Operating LLC
4.25%, 02/15/2048	2,030,000	1,630,924
EQM Midstream Partners LP
6.38%, 04/01/2029 (D)	325,000	326,094
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (D)	$ 517,000	$ 510,287
Hess Midstream Operations LP
6.50%, 06/01/2029 (D)	530,000	535,246
Occidental Petroleum Corp.
5.20%, 08/01/2029	549,000	544,602
5.55%, 03/15/2026	1,381,000	1,385,817
ONEOK, Inc.
6.10%, 11/15/2032	1,287,000	1,333,166
Ovintiv, Inc.
6.25%, 07/15/2033	826,000	845,878
Petroleos Mexicanos
6.50%, 01/23/2029	656,000	609,778
6.84%, 01/23/2030	596,000	544,409
6.88%, 08/04/2026	400,000	393,046
7.69%, 01/23/2050	166,000	125,247
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029	937,000	871,320
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	839,000	819,090
Shell Finance U.S., Inc.
3.75%, 09/12/2046	218,000	163,961
Shell International Finance BV
2.50%, 09/12/2026	583,000	564,001
Western Midstream Operating LP
6.15%, 04/01/2033	860,000	878,469
Williams Cos., Inc.
5.40%, 03/04/2044	105,000	98,458
		18,434,059
Passenger Airlines - 0.1%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	470,255	444,050
United Airlines Pass-Through Trust
3.75%, 03/03/2028	692,767	679,071
		1,123,121
Personal Care Products - 0.1%
Kenvue, Inc.
5.00%, 03/22/2030	1,402,000	1,413,553
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (D)	890,000	855,812
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	421,000	406,126
Cardinal Health, Inc.
5.45%, 02/15/2034	690,000	687,667
CVS Health Corp.
5.25%, 01/30/2031	397,000	387,795
6.00%, 06/01/2044	959,000	907,556
Fixed until 12/10/2029, 7.00% (E), 03/10/2055	1,078,000	1,081,617
Merck & Co., Inc.
5.00%, 05/17/2053	1,098,000	1,000,825
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	$ 764,000	$ 718,224
Viatris, Inc.
2.30%, 06/22/2027	455,000	426,759
		6,472,381
Residential REITs - 0.1%
American Homes 4 Rent LP
5.50%, 02/01/2034	884,000	880,297
Semiconductors & Semiconductor Equipment - 0.5%
Advanced Micro Devices, Inc.
3.92%, 06/01/2032	861,000	799,466
Broadcom, Inc.
3.14%, 11/15/2035 (D)	1,107,000	904,228
Foundry JV Holdco LLC
5.88%, 01/25/2034 (D)	957,000	936,442
KLA Corp.
3.30%, 03/01/2050	807,000	558,316
Microchip Technology, Inc.
5.05%, 03/15/2029	1,045,000	1,043,092
Micron Technology, Inc.
5.30%, 01/15/2031	1,075,000	1,073,707
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	563,000	361,571
3.40%, 05/01/2030	432,000	396,822
QUALCOMM, Inc.
3.25%, 05/20/2050	533,000	363,721
		6,437,365
Software - 0.6%
AppLovin Corp.
5.50%, 12/01/2034	1,002,000	995,239
Cadence Design Systems, Inc.
4.70%, 09/10/2034	642,000	615,733
Fiserv, Inc.
5.45%, 03/02/2028	893,000	907,104
Infor, Inc.
1.75%, 07/15/2025 (D)	1,228,000	1,205,195
Intuit, Inc.
5.50%, 09/15/2053	415,000	407,003
Oracle Corp.
3.65%, 03/25/2041	737,000	575,278
4.70%, 09/27/2034	736,000	697,752
6.90%, 11/09/2052	1,016,000	1,140,169
Roper Technologies, Inc.
4.90%, 10/15/2034	933,000	897,072
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	1,504,000	1,498,494
		8,939,039
Transportation Infrastructure - 0.0% (B)
United Parcel Service, Inc.
5.15%, 05/22/2034 (C)	641,000	640,126
		640,126
Total Corporate Debt Securities (Cost $197,288,553)		188,955,264
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 10.7%
U.S. Treasury - 9.9%
U.S. Treasury Bonds
1.25%, 05/15/2050	$ 3,136,000	$ 1,489,600
1.88%, 11/15/2051	766,000	423,275
2.00%, 02/15/2050	2,855,000	1,660,695
2.25%, 08/15/2046 - 02/15/2052	5,051,000	3,184,724
2.38%, 05/15/2051	1,512,000	952,442
2.50%, 02/15/2045 - 05/15/2046	9,156,000	6,304,246
2.75%, 08/15/2047 - 11/15/2047	3,370,000	2,370,731
2.88%, 08/15/2045 - 05/15/2049	5,199,900	3,781,456
3.00%, 05/15/2042 - 08/15/2052	8,263,900	6,075,571
3.13%, 05/15/2048	63,000	47,257
3.50%, 02/15/2039	3,232,000	2,835,449
3.63%, 02/15/2053 - 05/15/2053	2,713,100	2,208,537
4.00%, 11/15/2052	2,317,000	2,021,673
4.13%, 08/15/2053	2,126,000	1,896,708
4.25%, 02/15/2054 - 08/15/2054	5,566,000	5,090,585
4.50%, 11/15/2054	1,209,000	1,154,784
4.63%, 05/15/2044 - 05/15/2054	5,711,000	5,549,195
4.75%, 11/15/2043 - 11/15/2053	3,341,000	3,307,467
5.25%, 02/15/2029	696,000	721,339
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	5,387,000	4,386,495
0.88%, 06/30/2026	588,100	559,545
1.25%, 11/30/2026 - 08/15/2031	6,710,000	5,789,622
1.38%, 11/15/2031	3,853,000	3,148,322
1.50%, 01/31/2027 - 02/15/2030	16,548,000	15,173,916
1.63%, 05/15/2031	3,136,300	2,645,641
2.25%, 11/15/2027	1,239,200	1,171,480
2.63%, 02/15/2029	817,000	763,735
2.75%, 05/15/2025 - 02/15/2028	7,673,000	7,461,840
2.88%, 05/15/2028	5,105,800	4,876,438
3.13%, 11/15/2028	1,274,600	1,219,483
3.50%, 01/31/2028	3,018,000	2,948,445
3.63%, 05/31/2028 - 09/30/2031	5,428,000	5,256,200
3.75%, 12/31/2028 - 08/31/2031	9,802,000	9,425,590
3.88%, 11/30/2027 - 08/15/2034	2,195,800	2,138,859
4.00%, 01/15/2027	5,590,000	5,562,050
4.13%, 10/31/2026 - 07/31/2031	6,732,000	6,644,607
4.25%, 11/15/2034	2,950,000	2,873,945
4.38%, 08/31/2028 - 11/30/2028	4,396,000	4,398,318
4.50%, 05/31/2029	2,789,000	2,801,964
4.63%, 04/30/2029	1,083,000	1,093,238
		141,415,467
U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Protected Indexed Bonds
1.75%, 01/15/2028	1,817,104	1,803,641
2.50%, 01/15/2029	6,060,311	6,166,283
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	4,084,923	3,681,931
		11,651,855
Total U.S. Government Obligations (Cost $165,965,971)		153,067,322
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.2%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	$ 150,347	$ 148,490
5.50%, 07/01/2037 - 07/01/2053	3,930,928	3,884,871
6.00%, 12/01/2037	16,137	16,761
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	4,208,000	3,530,683
2.81%, 01/25/2025	187,910	187,330
3.01%, 07/25/2025	2,795,345	2,770,563
3.30% (E), 11/25/2027	300,000	289,605
Federal National Mortgage Association
3.50%, 07/01/2028 - 01/01/2029	76,886	75,458
4.00%, 06/01/2042	42,488	40,074
4.50%, 02/01/2025 - 08/01/2052	2,526,647	2,380,617
5.00%, 04/01/2039 - 02/01/2054	12,204,615	11,817,037
5.50%, 04/01/2037 - 03/01/2053	2,943,275	2,917,830
6.00%, 08/01/2036 - 06/01/2054	3,782,189	3,823,659
6.50%, 05/01/2040	45,123	46,611
1-Year RFUCC Treasury + 1.52%,
5.83% (E), 02/01/2043	19,204	19,494
Government National Mortgage Association REMICS, Interest Only STRIPS
0.64% (E), 02/16/2053	240,965	3,619
Tennessee Valley Authority
4.38%, 08/01/2034	1,001,000	967,476
5.88%, 04/01/2036	1,170,000	1,267,384
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2040 - 01/01/2055 (F)	14,570,000	11,980,610
2.50%, 01/01/2040 - 01/01/2055 (F)	29,573,000	24,235,014
3.00%, 01/01/2040 - 01/01/2055 (F)	21,769,000	18,566,296
3.50%, 01/01/2040 - 01/01/2055 (F)	18,170,000	16,237,276
4.00%, 01/01/2055 (F)	11,458,000	10,473,199
4.50%, 01/01/2055 (F)	11,359,000	10,679,233
5.50%, 01/01/2055 (F)	13,622,000	13,437,965
6.00%, 01/01/2055 (F)	6,570,000	6,603,157
Total U.S. Government Agency Obligations (Cost $151,106,501)		146,400,312
MORTGAGE-BACKED SECURITIES - 2.3%
BB-UBS Trust
Series 2012-TFT, Class A, 2.89%, 06/05/2030 (D)	454,040	425,658
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (E), 03/25/2064 (D)	826,977	832,315
CIM Trust
Series 2021-R6, Class A1, 1.43% (E), 07/25/2061 (D)	1,908,428	1,682,488
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1, 3.00% (E), 09/25/2064 (D)	154,294	150,577
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (E), 04/25/2069 (D)	855,163	859,736
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2015-3BP, Class A, 3.18%, 02/10/2035 (D)	$ 4,500,000	$ 4,402,776
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (E), 01/25/2060 (D)	1,881,449	1,562,187
Series 2021-RPL6, Class A1, 2.00% (E), 10/25/2060 (D)	1,894,536	1,686,778
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-RMP1, Class A2, 1-Month Term SOFR + 0.41%, 4.75% (E), 12/25/2036	42,402	38,483
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (D)	800,000	795,930
MetLife Securitization Trust
Series 2019-1A, Class A1A, 3.75% (E), 04/25/2058 (D)	48,904	47,994
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class B, 4.08% (E), 08/15/2046	945,000	577,232
Nationstar Mortgage Loan Trust
Series 2013-A, Class A, 3.75% (E), 12/25/2052 (D)	82,377	77,054
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (E), 01/25/2054 (D)	78,891	75,196
Series 2014-2A, Class A3, 3.75% (E), 05/25/2054 (D)	297,878	280,742
Series 2014-3A, Class AFX3, 3.75% (E), 11/25/2054 (D)	79,718	75,305
Series 2015-2A, Class A1, 3.75% (E), 08/25/2055 (D)	150,700	143,071
Series 2016-2A, Class A1, 3.75% (E), 11/26/2035 (D)	162,984	154,523
Series 2016-3A, Class A1B, 3.25% (E), 09/25/2056 (D)	273,242	252,562
Series 2016-4A, Class A1, 3.75% (E), 11/25/2056 (D)	350,532	328,129
Series 2017-1A, Class A1, 4.00% (E), 02/25/2057 (D)	403,683	385,333
Series 2017-2A, Class A3, 4.00% (E), 03/25/2057 (D)	397,037	379,144
Series 2017-3A, Class A1, 4.00% (E), 04/25/2057 (D)	607,246	580,152
Series 2017-4A, Class A1, 4.00% (E), 05/25/2057 (D)	438,904	415,872
Series 2018-1A, Class A1A, 4.00% (E), 12/25/2057 (D)	467,608	446,833
Series 2018-RPL1, Class A1, 3.50% (E), 12/25/2057 (D)	262,237	251,636
Series 2019-4A, Class A1B, 3.50% (E), 12/25/2058 (D)	999,655	932,953
Series 2019-5A, Class A1B, 3.50% (E), 08/25/2059 (D)	1,059,187	984,071
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (E), 03/25/2063 (D)	791,043	794,791
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust (continued)
Series 2024-NQM4, Class A1, 6.07% (E), 01/25/2064 (D)	$ 1,039,937	$ 1,045,172
Series 2024-NQM5, Class A1, 5.99% (E), 01/25/2064 (D)	406,838	408,886
Series 2024-NQM6, Class A1, 6.45% (E), 02/25/2064 (D)	1,019,011	1,029,144
Series 2024-NQM7, Class A1, 6.24% (E), 03/25/2064 (D)	1,440,666	1,451,942
Towd Point Mortgage Trust
Series 2017-3, Class A1, 2.75% (E), 07/25/2057 (D)	15,953	15,856
Series 2017-4, Class A1, 2.75% (E), 06/25/2057 (D)	422,490	410,116
Series 2017-6, Class A1, 2.75% (E), 10/25/2057 (D)	325,977	318,299
Series 2018-1, Class A1, 3.00% (E), 01/25/2058 (D)	184,155	181,124
Series 2018-4, Class A1, 3.00% (E), 06/25/2058 (D)	843,175	783,877
Series 2019-1, Class A1, 3.75% (E), 03/25/2058 (D)	1,522,945	1,458,880
Series 2020-4, Class A1, 1.75%, 10/25/2060 (D)	2,314,253	2,072,786
Series 2021-1, Class A1, 2.25% (E), 11/25/2061 (D)	1,775,669	1,633,374
Series 2022-4, Class A1, 3.75%, 09/25/2062 (D)	509,125	478,051
Series 2023-1, Class A1, 3.75%, 01/25/2063 (D)	2,047,059	1,941,717
UBS-BAMLL Trust
Series 2012-WRM, Class A, 3.66%, 06/10/2030 (D)	29,028	28,738
Total Mortgage-Backed Securities (Cost $35,085,761)		32,877,483
ASSET-BACKED SECURITIES - 1.9%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (D)	161,106	161,412
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (D)	223,889	204,507
Avis Budget Rental Car Funding AESOP LLC
Series 2020-2A, Class A, 2.02%, 02/20/2027 (D)	660,000	644,158
Series 2023-7A, Class A, 5.90%, 08/21/2028 (D)	1,530,000	1,562,247
Series 2024-1A, Class A, 5.36%, 06/20/2030 (D)	1,230,000	1,246,904
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (D)	984,679	992,230
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	1,350,000	1,365,810
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 5.89% (E), 10/18/2030 (D)	2,343,646	2,346,923
	Principal	Value
ASSET-BACKED SECURITIES (continued)
First National Master Note Trust
Series 2023-2, Class A, 5.77%, 09/15/2029	$ 1,375,000	$ 1,394,965
Ford Credit Auto Owner Trust
Series 2018-1, Class B, 3.34%, 07/15/2031 (D)	500,000	499,639
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (D)	1,016,662	781,116
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (D)	1,084,688	856,766
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (D)	1,406,108	1,168,821
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (D)	1,215,000	1,234,328
Hilton Grand Vacations Trust
Series 2023-1A, Class A, 5.72%, 01/25/2038 (D)	687,692	695,064
Series 2024-1B, Class A, 5.75%, 09/15/2039 (D)	490,997	496,484
Series 2024-2A, Class A, 5.50%, 03/25/2038 (D)	443,035	446,773
Series 2024-3A, Class A, 4.98%, 08/27/2040 (D)	867,000	862,492
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (D)	1,144,280	1,154,065
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.08% (E), 10/20/2034 (D)	2,600,000	2,604,134
JG Wentworth XXII LLC
Series 2010-3A, Class A, 3.82%, 12/15/2048 (D)	241,857	237,536
JGWPT XXVIII LLC
Series 2013-1A, Class A, 3.22%, 04/15/2067 (D)	910,119	818,307
MVW LLC
Series 2021-1WA, Class A, 1.14%, 01/22/2041 (D)	168,494	159,874
Series 2023-1A, Class A, 4.93%, 10/20/2040 (D)	694,602	690,125
Series 2024-1A, Class A, 5.32%, 02/20/2043 (D)	918,610	921,990
MVW Owner Trust
Series 2019-1A, Class A, 2.89%, 11/20/2036 (D)	78,924	78,240
Palmer Square CLO Ltd.
Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 5.98% (E), 07/20/2030 (D)	352,030	352,177
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A, 1.33%, 07/20/2037 (D)	240,577	237,358
Series 2021-1A, Class A, 0.99%, 11/20/2037 (D)	411,951	399,098
Series 2023-1A, Class A, 5.20%, 01/20/2040 (D)	409,061	407,213
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2023-2A, Class A, 5.80%, 04/20/2040 (D)	$ 811,255	$ 813,951
Series 2023-3A, Class A, 6.10%, 09/20/2040 (D)	1,064,844	1,081,648
Series 2024-1A, Class A, 5.15%, 01/20/2043 (D)	570,103	569,437
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (D)	131,875	132,006
Total Asset-Backed Securities (Cost $28,293,024)		27,617,798
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (B)
Brazil Government International Bonds
4.25%, 01/07/2025	480,000	479,520
Chile - 0.0% (B)
Chile Government International Bonds
3.50%, 01/25/2050	675,000	463,326
Colombia - 0.0% (B)
Colombia Government International Bonds
3.13%, 04/15/2031	615,000	488,002
Dominican Republic - 0.1%
Dominican Republic International Bonds
6.60%, 06/01/2036 (D)	1,346,000	1,334,559
Indonesia - 0.1%
Indonesia Government International Bonds
4.75%, 01/08/2026 (D)	1,429,000	1,426,942
Mexico - 0.1%
Mexico Government International Bonds
3.75%, 01/11/2028	1,148,000	1,089,885
Panama - 0.0% (B)
Panama Government International Bonds
3.88%, 03/17/2028	550,000	506,860
Serbia - 0.1%
Serbia International Bonds
6.00%, 06/12/2034 (D)	566,000	556,698
Total Foreign Government Obligations (Cost $6,704,952)		6,345,792
MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (B)
Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds,
Series A,
6.64%, 04/01/2057	45,000	48,014
Total Municipal Government Obligation (Cost $49,300)		48,014
	Principal	Value
COMMERCIAL PAPER - 7.6%
Automobiles - 0.2%
Toyota Motor Credit Corp.
5.53% (G), 01/06/2025	$ 3,193,000	$ 3,190,687
Banks - 3.1%
Australia & New Zealand Banking Group Ltd.
4.93% (G), 02/28/2025 (D)	5,500,000	5,460,850
BNP Paribas SA
5.09% (G), 02/04/2025	1,350,000	1,344,255
Cooperatieve Rabobank UA
4.90% (G), 03/03/2025	6,250,000	6,202,193
DBS Bank Ltd.
5.05% (G), 02/10/2025 (D)	4,000,000	3,980,047
DNB Bank ASA
5.30% (G), 01/30/2025 (D)	6,375,000	6,352,347
HSBC USA, Inc.
5.49% (G), 02/07/2025 (D)	6,000,000	5,971,597
Lloyds Bank PLC
4.51% (G), 03/05/2025	6,000,000	5,952,810
Macquarie Bank Ltd.
5.03% (G), 02/11/2025 (D)	3,550,000	3,531,578
Svenska Handelsbanken AB
4.94% (G), 03/03/2025 (D)	5,750,000	5,706,813
		44,502,490
Financial Services - 4.3%
ABN AMRO Funding USA LLC
5.41% (G), 01/13/2025 (D)	1,500,000	1,497,624
Barton Capital SA
4.56% (G), 04/14/2025 (D)	6,000,000	5,922,347
Bedford Row Funding Corp.
4.69% (G), 03/03/2025 (D)	4,925,000	4,887,159
Britannia Funding Co. LLC
5.44% (G), 01/22/2025 (D)	6,300,000	6,282,879
Concord Minutemen Capital Co. LLC
4.75% (G), 04/22/2025 (D)	2,933,000	2,891,749
CRC Funding LLC
4.68% (G), 05/16/2025 (D)	6,250,000	6,144,710
Glencove Funding LLC
4.70% (G), 04/11/2025 (D)	6,000,000	5,924,542
LMA-Americas LLC
4.70% (G), 04/03/2025 (D)	6,250,000	6,177,538
Mackinac Funding Co. LLC
4.75% (G), 04/15/2025 (D)	4,750,000	4,687,795
Manhattan Asset Funding Co. LLC
4.98% (G), 02/28/2025 (D)	5,800,000	5,757,250
Starbird Funding Corp.
4.89% (G), 03/06/2025 (D)	2,769,000	2,746,635
Versailles Commercial Paper LLC
4.67% (G), 06/06/2025	6,375,000	6,251,346
Victory Receivables Corp.
4.86% (G), 01/03/2025 (D)	3,000,000	2,998,909
		62,170,483
Total Commercial Paper (Cost $109,840,116)		109,863,660
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury Bills
4.50% (G), 02/27/2025	$ 1,016,000	$ 1,009,330
4.55% (G), 02/06/2025	1,157,000	1,152,251
4.62% (G), 01/16/2025	1,721,000	1,718,167
Total Short-Term U.S. Government Obligations (Cost $3,878,569)		3,879,748

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% (B)
Securities Lending Collateral - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (G)	495,075	495,075
Total Other Investment Company (Cost $495,075)		495,075

Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp.,
1.80% (G), dated 12/31/2024, to be
repurchased at $20,848,541 on 01/02/2025.
Collateralized by U.S. Government
Obligations, 4.25% - 4.63%,
due 11/15/2026 - 11/30/2026, and with a
total value of $21,263,677.
$ 20,846,457	$ 20,846,457
Total Repurchase Agreement (Cost $20,846,457)	20,846,457
Total Investments (Cost $1,275,515,465)	1,546,743,518
Net Other Assets (Liabilities) - (7.6)%	(109,243,938)
Net Assets - 100.0%	$ 1,437,499,580
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	39	03/21/2025	$11,800,668	$11,574,712	$—	$(225,956)
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$856,346,593	$—	$—	$856,346,593
Corporate Debt Securities	—	188,955,264	—	188,955,264
U.S. Government Obligations	—	153,067,322	—	153,067,322
U.S. Government Agency Obligations	—	146,400,312	—	146,400,312
Mortgage-Backed Securities	—	32,877,483	—	32,877,483
Asset-Backed Securities	—	27,617,798	—	27,617,798
Foreign Government Obligations	—	6,345,792	—	6,345,792
Municipal Government Obligation	—	48,014	—	48,014
Commercial Paper	—	109,863,660	—	109,863,660
Short-Term U.S. Government Obligations	—	3,879,748	—	3,879,748
Other Investment Company	495,075	—	—	495,075
Repurchase Agreement	—	20,846,457	—	20,846,457
Total Investments	$856,841,668	$689,901,850	$—	$1,546,743,518
LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(225,956)	$—	$—	$(225,956)
Total Other Financial Instruments	$(225,956)	$—	$—	$(225,956)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $4,648,534, collateralized by cash collateral of $495,075 and non-cash collateral, such as U.S. government securities of $4,254,084. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $186,652,402, representing 13.0% of the Portfolio's net assets.

(E)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(F)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(G)	Rate disclosed reflects the yield at December 31, 2024.
(H)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(I)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $1,254,669,008) (including securities loaned of $4,648,534)	$1,525,897,061
Repurchase agreement, at value (cost $20,846,457)	20,846,457
Cash collateral pledged at broker for:
TBA commitments	2,842,000
Futures contracts	680,000
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	1,220,346
Net income from securities lending	3,815
Shares of beneficial interest sold	880
Dividends	755,011
Interest	4,398,030
Total assets	1,556,643,600
Liabilities:
Cash collateral received upon return of:
Securities on loan	495,075
Payables and other liabilities:
Investments purchased	48,060
When-issued, delayed-delivery, forward and TBA commitments purchased	116,589,076
Shares of beneficial interest redeemed	755,854
Investment management fees	757,807
Distribution and service fees	246,897
Transfer agent costs	1,488
Trustee and CCO fees	417
Audit and tax fees	39,140
Custody fees	90,918
Legal fees	18,744
Printing and shareholder reports fees	37,113
Other accrued expenses	16,494
Variation margin payable on futures contracts	46,937
Total liabilities	119,144,020
Net assets	$1,437,499,580
Net assets consist of:
Capital stock ($0.01 par value)	$888,200
Additional paid-in capital	971,417,509
Total distributable earnings (accumulated losses)	465,193,871
Net assets	$1,437,499,580
Net assets by class:
Initial Class	$338,915,803
Service Class	1,098,583,777
Shares outstanding:
Initial Class	20,412,094
Service Class	68,407,953
Net asset value and offering price per share:
Initial Class	$16.60
Service Class	16.06
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$11,933,532
Interest income	26,792,471
Net income from securities lending	10,918
Withholding taxes on foreign income	(18,417)
Total investment income	38,718,504
Expenses:
Investment management fees	8,860,660
Distribution and service fees:
Service Class	2,931,211
Transfer agent costs	16,894
Trustee and CCO fees	72,375
Audit and tax fees	51,058
Custody fees	162,431
Legal fees	139,494
Printing and shareholder reports fees	144,704
Other	133,351
Total expenses	12,512,178
Net investment income (loss)	26,206,326
Net realized gain (loss) on:
Investments	171,950,962
Futures contracts	1,524,359
Net realized gain (loss)	173,475,321
Net change in unrealized appreciation (depreciation) on:
Investments	9,533,235
Futures contracts	(457,803)
Net change in unrealized appreciation (depreciation)	9,075,432
Net realized and change in unrealized gain (loss)	182,550,753
Net increase (decrease) in net assets resulting from operations	$208,757,079
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$26,206,326	$25,751,388
Net realized gain (loss)	173,475,321	64,416,423
Net change in unrealized appreciation (depreciation)	9,075,432	164,461,920
Net increase (decrease) in net assets resulting from operations	208,757,079	254,629,731
Dividends and/or distributions to shareholders:
Initial Class	(20,800,148)	(15,241,932)
Service Class	(69,514,296)	(56,647,063)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(90,314,444)	(71,888,995)
Capital share transactions:
Proceeds from shares sold:
Initial Class	5,350,372	8,648,051
Service Class	9,995,053	6,777,108
	15,345,425	15,425,159
Dividends and/or distributions reinvested:
Initial Class	20,800,148	15,241,932
Service Class	69,514,296	56,647,063
	90,314,444	71,888,995
Cost of shares redeemed:
Initial Class	(39,042,905)	(28,153,988)
Service Class	(272,264,919)	(196,128,617)
	(311,307,824)	(224,282,605)
Net increase (decrease) in net assets resulting from capital share transactions	(205,647,955)	(136,968,451)
Net increase (decrease) in net assets	(87,205,320)	45,772,285
Net assets:
Beginning of year	1,524,704,900	1,478,932,615
End of year	$1,437,499,580	$1,524,704,900
Capital share transactions - shares:
Shares issued:
Initial Class	326,538	588,211
Service Class	630,939	479,674
	957,477	1,067,885
Shares reinvested:
Initial Class	1,276,866	1,048,276
Service Class	4,408,009	4,017,522
	5,684,875	5,065,798
Shares redeemed:
Initial Class	(2,376,607)	(1,944,799)
Service Class	(17,105,365)	(13,922,101)
	(19,481,972)	(15,866,900)
Net increase (decrease) in shares outstanding:
Initial Class	(773,203)	(308,312)
Service Class	(12,066,417)	(9,424,905)
	(12,839,620)	(9,733,217)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$15.37	$13.60	$18.68	$17.04	$15.54
Investment operations:
Net investment income (loss)(A)	0.32	0.28	0.22	0.17	0.20
Net realized and unrealized gain (loss)	1.96	2.23	(3.14)	2.68	2.20
Total investment operations	2.28	2.51	(2.92)	2.85	2.40
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.24)	(0.20)	(0.21)	(0.25)
Net realized gains	(0.72)	(0.50)	(1.96)	(1.00)	(0.65)
Total dividends and/or distributions to shareholders	(1.05)	(0.74)	(2.16)	(1.21)	(0.90)
Net asset value, end of year	$16.60	$15.37	$13.60	$18.68	$17.04
Total return	14.94%	18.73%	(16.28)%	17.04%	15.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$338,916	$325,714	$292,382	$381,588	$376,902
Expenses to average net assets	0.63%	0.64%	0.62%	0.61%	0.63%
Net investment income (loss) to average net assets	1.93%	1.92%	1.43%	0.97%	1.29%
Portfolio turnover rate	42%	35%	33%	35%	51%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$14.90	$13.20	$18.19	$16.62	$15.18
Investment operations:
Net investment income (loss)(A)	0.27	0.23	0.18	0.13	0.16
Net realized and unrealized gain (loss)	1.90	2.17	(3.06)	2.61	2.15
Total investment operations	2.17	2.40	(2.88)	2.74	2.31
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.20)	(0.15)	(0.17)	(0.22)
Net realized gains	(0.72)	(0.50)	(1.96)	(1.00)	(0.65)
Total dividends and/or distributions to shareholders	(1.01)	(0.70)	(2.11)	(1.17)	(0.87)
Net asset value, end of year	$16.06	$14.90	$13.20	$18.19	$16.62
Total return	14.64%	18.44%	(16.49)%	16.79%	15.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,098,584	$1,198,991	$1,186,551	$1,619,087	$1,540,413
Expenses to average net assets	0.88%	0.89%	0.87%	0.86%	0.88%
Net investment income (loss) to average net assets	1.68%	1.66%	1.18%	0.72%	1.04%
Portfolio turnover rate	42%	35%	33%	35%	51%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $8,491.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2024, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$495,075	$—	$—	$—	$495,075
Total Borrowings	$495,075	$—	$—	$—	$495,075
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(225,956)	$—	$—	$(225,956)
Total	$—	$—	$(225,956)	$—	$—	$(225,956)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,524,359	$—	$—	$1,524,359
Total	$—	$—	$1,524,359	$—	$—	$1,524,359

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(457,803)	$—	$—	$(457,803)
Total	$—	$—	$(457,803)	$—	$—	$(457,803)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$8,937,346
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to an allocated portion of the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 billion	0.56
Over $1.5 billion up to $2 billion	0.55
Over $2 billion up to $5 billion	0.52
Over $5 billion	0.50
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2025
Service Class	1.00	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$382,551,907	$184,946,337	$672,535,554	$168,369,584
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals, straddle loss deferrals and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,281,889,010	$311,829,629	$(46,975,121)	$264,854,508
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$26,357,487	$—	$63,956,957	$—	$20,817,966	$—	$51,071,029	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$40,150,448	$—	$160,190,218	$—	$—	$(1,303)	$264,854,508
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $63,956,957 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica PineBridge Inflation Opportunities VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 52.3%
U.S. Treasury - 1.0%
U.S. Treasury Notes
4.25%, 11/15/2034	$ 1,000,000	$ 974,219
		974,219
U.S. Treasury Inflation-Protected Securities - 51.3%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051 - 02/15/2052	2,346,320	1,282,148
0.63%, 02/15/2043	2,745,860	2,011,430
0.75%, 02/15/2042 - 02/15/2045	4,451,725	3,254,749
1.38%, 02/15/2044	1,760,707	1,465,123
1.50%, 02/15/2053	4,566,127	3,658,246
2.00%, 01/15/2026	795,185	795,197
2.38%, 01/15/2027	2,660,891	2,685,978
3.63%, 04/15/2028	1,170,960	1,228,732
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 04/15/2025 - 01/15/2032	10,663,230	9,778,241
0.25%, 07/15/2029	1,357,411	1,257,139
0.38%, 01/15/2027 - 07/15/2027	4,540,875	4,390,713
0.50%, 01/15/2028	2,559,360	2,446,459
0.63%, 07/15/2032	2,716,000	2,427,613
0.75%, 07/15/2028	2,515,000	2,415,450
0.88%, 01/15/2029	1,125,090	1,074,135
1.13%, 01/15/2033	1,059,680	974,789
1.25%, 04/15/2028	630,358	614,116
1.38%, 07/15/2033	5,456,482	5,105,239
1.75%, 01/15/2034	308,064	295,401
1.88%, 07/15/2034	2,414,304	2,340,011
2.38%, 10/15/2028	2,267,210	2,302,230
		51,803,139
Total U.S. Government Obligations (Cost $57,734,369)		52,777,358
FOREIGN GOVERNMENT OBLIGATIONS - 30.4%
Australia - 3.9%
Australia Government Bonds
2.50%, 09/20/2030 (A)	AUD 4,250,000	3,982,582
Canada - 0.9%
Canada Government Real Return Bonds
4.00%, 12/01/2031	CAD 1,062,198	871,561
Germany - 2.8%
Deutsche Bundesrepublik Inflation-Linked Bonds
0.10%, 04/15/2026 (A)	EUR 1,271,950	1,303,481
0.50%, 04/15/2030 (A)	1,498,513	1,555,789
		2,859,270
Italy - 2.1%
Italy Buoni Poliennali Del Tesoro
0.10%, 05/15/2033 (A)	2,346,500	2,141,353
Japan - 8.6%
Japan Government CPI-Linked Bonds
0.10%, 03/10/2026 - 03/10/2029	JPY 1,324,382,700	8,664,280
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.2%
Mexico Government International Bonds
4.28%, 08/14/2041	$ 254,000	$ 186,265
New Zealand - 1.5%
New Zealand Government Inflation-Linked Bonds
2.00%, 09/20/2025 (A)	NZD 2,000,000	1,501,221
Spain - 4.9%
Spain Government Inflation-Linked Bonds
1.00%, 11/30/2030 (A)	EUR 4,726,387	4,933,878
United Kingdom - 5.5%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2029 - 03/22/2044 (A)	GBP 3,793,965	4,200,175
1.25%, 11/22/2032 (A)	1,079,430	1,389,354
		5,589,529
Total Foreign Government Obligations (Cost $34,930,030)		30,729,939
CORPORATE DEBT SECURITIES - 12.4%
Aerospace & Defense - 0.2%
Boeing Co.
3.25%, 02/01/2028	$ 250,000	235,221
Automobiles - 0.2%
Ford Motor Credit Co. LLC
6.05%, 11/05/2031	200,000	198,199
Banks - 6.6%
BAC Capital Trust XIV
3-Month Term SOFR + 0.66%, 5.02% (B), 01/16/2025 (C)	432,000	366,980
Bank of America Corp.
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	253,000	242,475
Fixed until 10/25/2034, 5.52% (B), 10/25/2035	1,000,000	976,253
Barclays PLC
Fixed until 09/10/2029, 4.94% (B), 09/10/2030	200,000	196,125
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (B), 11/03/2032	272,000	226,786
CPI-YoY + 0.00%, 3.79% (B), 03/27/2025	1,000,000	986,250
Fixed until 09/19/2034, 5.41% (B), 09/19/2039	117,000	111,577
Corestates Capital II
3-Month Term SOFR + 0.91%, 5.57% (B), 01/15/2027 (D)	135,000	132,982
Deutsche Bank AG
Fixed until 05/28/2031, 3.04% (B), 05/28/2032	222,000	190,312
Fixed until 09/11/2029, 5.00% (B), 09/11/2030	520,000	508,418
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (B), 07/21/2032	440,000	367,174
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC
Fixed until 03/09/2043, 6.33% (B), 03/09/2044	$ 202,000	$ 213,424
Fixed until 11/03/2032, 8.11% (B), 11/03/2033	276,000	310,595
KeyBank NA
3.40%, 05/20/2026	250,000	244,307
Morgan Stanley
Fixed until 09/16/2031, 2.48% (B), 09/16/2036	77,000	62,640
Fixed until 10/18/2029, 4.65% (B), 10/18/2030	780,000	763,253
NatWest Group PLC
Fixed until 08/28/2030, 3.03% (B), 11/28/2035	277,000	239,520
Fixed until 08/15/2029, 4.96% (B), 08/15/2030	300,000	295,511
Zions Bancorp NA
Fixed until 08/19/2034, 6.82% (B), 11/19/2035	252,000	253,724
		6,688,306
Chemicals - 1.0%
Albemarle Corp.
5.65%, 06/01/2052 (E)	350,000	301,609
CF Industries, Inc.
4.50%, 12/01/2026 (D)	450,000	445,389
Dow Chemical Co.
5.60%, 02/15/2054	43,000	40,709
Eastman Chemical Co.
5.75%, 03/08/2033	128,000	130,418
Sherwin-Williams Co.
4.80%, 09/01/2031	135,000	133,119
		1,051,244
Commercial Services & Supplies - 0.2%
Triton Container International Ltd.
3.15%, 06/15/2031 (D)	223,000	189,329
Construction & Engineering - 0.1%
MasTec, Inc.
5.90%, 06/15/2029	79,000	80,414
Containers & Packaging - 0.2%
Smurfit Westrock Financing DAC
5.42%, 01/15/2035 (D)	201,000	199,802
Hotels, Restaurants & Leisure - 0.2%
Warnermedia Holdings, Inc.
5.14%, 03/15/2052	218,000	162,745
Insurance - 0.7%
Enstar Group Ltd.
3.10%, 09/01/2031	188,000	160,807
Hartford Financial Services Group, Inc.
3-Month Term SOFR + 2.39%, 6.91% (B), 02/12/2067 (D)	583,000	536,285
		697,092
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.1%
Hewlett Packard Enterprise Co.
4.85%, 10/15/2031	$ 90,000	$ 87,816
Metals & Mining - 1.0%
ArcelorMittal SA
6.35%, 06/17/2054 (E)	117,000	115,715
Glencore Funding LLC
2.63%, 09/23/2031 (D)	43,000	36,289
2.85%, 04/27/2031 (D)	297,000	256,370
Newmont Corp./Newcrest Finance Pty. Ltd.
5.75%, 11/15/2041	285,000	283,836
South32 Treasury Ltd.
4.35%, 04/14/2032 (D)	373,000	341,774
		1,033,984
Oil, Gas & Consumable Fuels - 1.9%
Apache Corp.
4.25%, 01/15/2030 (E)	520,000	489,107
Enbridge, Inc.
Fixed until 07/15/2027, 5.50% (B), 07/15/2077	324,000	310,563
Enterprise Products Operating LLC
3.70%, 01/31/2051	243,000	174,572
Fixed until 08/16/2027, 5.25% (B), 08/16/2077	154,000	150,475
Phillips 66 Co.
4.95%, 03/15/2035 (E)	211,000	199,571
Plains All American Pipeline LP/PAA Finance Corp.
6.65%, 01/15/2037	280,000	293,712
Western Midstream Operating LP
5.45%, 11/15/2034	300,000	289,775
		1,907,775
Total Corporate Debt Securities (Cost $13,218,674)		12,531,927
ASSET-BACKED SECURITY - 0.6%
American Express Credit Account Master Trust
Series 2022-3, Class A, 3.75%, 08/15/2027	625,000	622,121
Total Asset-Backed Security (Cost $609,107)		622,121

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 2.0%
Money Market Fund - 2.0%
State Street Institutional U.S. Government Money Market Fund, 4.43% (F)	2,082,226	2,082,226
Total Short-Term Investment Company (Cost $2,082,226)		2,082,226
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.0%
U.S. Treasury Bills 4.37% (F), 02/04/2025	$ 1,000,000	$ 996,156
Total Short-Term U.S. Government Obligation (Cost $995,973)		996,156

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (F)	626,488	626,488
Total Other Investment Company (Cost $626,488)		626,488
Total Investments (Cost $110,196,867)		100,366,215
Net Other Assets (Liabilities) - 0.7%		672,522
Net Assets - 100.0%		$ 101,038,737
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	04/10/2025	USD	4,213,266	AUD	6,520,000	$176,870	$—
JPMS	04/10/2025	USD	890,421	CAD	1,250,000	17,537	—
JPMS	04/10/2025	USD	10,218,048	EUR	9,610,000	217,065	—
JPMS	04/10/2025	USD	5,808,471	GBP	4,550,000	116,655	—
JPMS	04/10/2025	USD	8,967,042	JPY	1,333,000,000	395,786	—
JPMS	04/10/2025	USD	1,547,164	NZD	2,630,000	73,629	—
Total						$997,542	$—
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$52,777,358	$—	$52,777,358
Foreign Government Obligations	—	30,729,939	—	30,729,939
Corporate Debt Securities	—	12,531,927	—	12,531,927
Asset-Backed Security	—	622,121	—	622,121
Short-Term Investment Company	2,082,226	—	—	2,082,226
Short-Term U.S. Government Obligation	—	996,156	—	996,156
Other Investment Company	626,488	—	—	626,488
Total Investments	$2,708,714	$97,657,501	$—	$100,366,215
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$997,542	$—	$997,542
Total Other Financial Instruments	$—	$997,542	$—	$997,542
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2024, the total value of the Regulation S securities is $21,007,833, representing 20.8% of the Portfolio's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)	Perpetual maturity. The date displayed is the next call date.
(D)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $2,138,220, representing 2.1% of the
Portfolio's net assets.

(E)
All or a portion of the security is on loan. The total value of the securities on loan is $1,107,063, collateralized by cash collateral of $626,488 and non-cash collateral, such as U.S. government securities of $503,720. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Rate disclosed reflects the yield at December 31, 2024.
(G)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
JPMS	JPMorgan Securities LLC
PORTFOLIO ABBREVIATION(S):
CPI-YoY	Consumer Price Index- Year Over Year
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $110,196,867) (including securities loaned of $1,107,063)	$100,366,215
Cash collateral pledged at broker for:
OTC derivatives (A)	70,000
Foreign currency, at value (cost $2,054)	2,026
Receivables and other assets:
Net income from securities lending	457
Interest	392,995
Unrealized appreciation on forward foreign currency contracts	997,542
Total assets	101,829,235
Liabilities:
Cash collateral received upon return of:
Securities on loan	626,488
Payables and other liabilities:
Shares of beneficial interest redeemed	33,724
Investment management fees	38,477
Distribution and service fees	22,394
Transfer agent costs	106
Trustee and CCO fees	30
Audit and tax fees	42,609
Custody fees	13,882
Legal fees	1,414
Printing and shareholder reports fees	7,269
Other accrued expenses	4,105
Total liabilities	790,498
Net assets	$101,038,737
Net assets consist of:
Capital stock ($0.01 par value)	$103,751
Additional paid-in capital	119,795,381
Total distributable earnings (accumulated losses)	(18,860,395)
Net assets	$101,038,737
Net assets by class:
Initial Class	$196,874
Service Class	100,841,863
Shares outstanding:
Initial Class	20,578
Service Class	10,354,538
Net asset value and offering price per share:
Initial Class	$9.57
Service Class	9.74

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Interest income	$3,586,291
Net income from securities lending	1,596
Withholding taxes on foreign income	378
Total investment income	3,588,265
Expenses:
Investment management fees	474,025
Distribution and service fees:
Service Class	278,552
Transfer agent costs	1,240
Trustee and CCO fees	5,289
Audit and tax fees	43,424
Custody fees	23,113
Legal fees	10,848
Printing and shareholder reports fees	26,082
Other	12,477
Total expenses	875,050
Net investment income (loss)	2,713,215
Net realized gain (loss) on:
Investments	(1,803,873)
Forward foreign currency contracts	980,311
Foreign currency transactions	(16,348)
Net realized gain (loss)	(839,910)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,093,532)
Forward foreign currency contracts	2,183,492
Translation of assets and liabilities denominated in foreign currencies	(1,636)
Net change in unrealized appreciation (depreciation)	88,324
Net realized and change in unrealized gain (loss)	(751,586)
Net increase (decrease) in net assets resulting from operations	$1,961,629
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$2,713,215	$3,654,525
Net realized gain (loss)	(839,910)	(3,087,774)
Net change in unrealized appreciation (depreciation)	88,324	6,374,160
Net increase (decrease) in net assets resulting from operations	1,961,629	6,940,911
Dividends and/or distributions to shareholders:
Initial Class	(6,323)	(7,094)
Service Class	(3,686,675)	(6,980,144)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,692,998)	(6,987,238)
Capital share transactions:
Proceeds from shares sold:
Initial Class	60,000	29,000
Service Class	1,851,888	5,518,098
	1,911,888	5,547,098
Dividends and/or distributions reinvested:
Initial Class	6,323	7,094
Service Class	3,686,675	6,980,144
	3,692,998	6,987,238
Cost of shares redeemed:
Service Class	(27,376,674)	(32,628,817)
	(27,376,674)	(32,628,817)
Net increase (decrease) in net assets resulting from capital share transactions	(21,771,788)	(20,094,481)
Net increase (decrease) in net assets	(23,503,157)	(20,140,808)
Net assets:
Beginning of year	124,541,894	144,682,702
End of year	$101,038,737	$124,541,894
Capital share transactions - shares:
Shares issued:
Initial Class	6,178	2,959
Service Class	186,855	576,467
	193,033	579,426
Shares reinvested:
Initial Class	653	754
Service Class	373,902	728,616
	374,555	729,370
Shares redeemed:
Service Class	(2,770,478)	(3,280,413)
	(2,770,478)	(3,280,413)
Net increase (decrease) in shares outstanding:
Initial Class	6,831	3,713
Service Class	(2,209,721)	(1,975,330)
	(2,202,890)	(1,971,617)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.74	$9.80	$11.37	$11.08	$10.35
Investment operations:
Net investment income (loss)(A)	0.27	0.29	0.62	0.45	0.11
Net realized and unrealized gain (loss)	(0.06)	0.24	(1.76)	0.00 (B)	0.82
Total investment operations	0.21	0.53	(1.14)	0.45	0.93
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.59)	(0.43)	(0.16)	(0.20)
Net asset value, end of year	$9.57	$9.74	$9.80	$11.37	$11.08
Total return	2.07%	5.67%	(10.21)%	4.08%	9.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$197	$134	$98	$184	$60
Expenses to average net assets(C)	0.53%	0.59%	0.56%	0.57%	0.63%
Net investment income (loss) to average net assets	2.73%	2.97%	5.84%	4.01%	1.00%
Portfolio turnover rate	34%	22%	43%	32%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.90	$9.94	$11.54	$11.24	$10.50
Investment operations:
Net investment income (loss)(A)	0.24	0.27	0.59	0.39	0.09
Net realized and unrealized gain (loss)	(0.06)	0.25	(1.79)	0.04	0.82
Total investment operations	0.18	0.52	(1.20)	0.43	0.91
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.56)	(0.40)	(0.13)	(0.17)
Net asset value, end of year	$9.74	$9.90	$9.94	$11.54	$11.24
Total return	1.82%	5.44%	(10.55)%	3.86%	8.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$100,842	$124,408	$144,585	$168,860	$163,571
Expenses to average net assets(B)	0.78%	0.84%	0.81%	0.82%	0.88%
Net investment income (loss) to average net assets	2.43%	2.75%	5.54%	3.40%	0.82%
Portfolio turnover rate	34%	22%	43%	32%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2024, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$626,488	$—	$—	$—	$626,488
Total Borrowings	$626,488	$—	$—	$—	$626,488
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at December 31, 2024 are listed within the Schedule of Investments.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	$—	$997,542	$—	$—	$—	$997,542
Total	$—	$997,542	$—	$—	$—	$997,542
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$980,311	$—	$—	$—	$980,311
Total	$—	$980,311	$—	$—	$—	$980,311
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$2,183,492	$—	$—	$—	$2,183,492
Total	$—	$2,183,492	$—	$—	$—	$2,183,492
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$2,028,283
Average contract amounts sold — in USD	33,927,652
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. For financial
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
JPMorgan Securities LLC	$997,542	$—	$—	$997,542	$—	$—	$—	$—
Total	$997,542	$—	$—	$997,542	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $100 million	0.430%
Over $100 million up to $500 million	0.380
Over $500 million up to $750 million	0.375
Over $750 million	0.370
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2025
Service Class	0.88	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$24,941,620	$12,411,589	$43,134,019	$19,215,097
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, premium amortization accruals and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$110,902,404	$215,779	$(10,751,968)	$(10,536,189)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$11,339,751
During the year ended December 31, 2024, the capital loss carryforwards utilized are $945,950.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$3,692,998	$—	$—	$—	$6,987,238	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$3,016,144	$—	$—	$(11,339,751)	$—	$—	$(10,536,788)
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica PineBridge Inflation Opportunities VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica ProFund UltraBear VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 68.1%
Money Market Funds - 68.1%
BlackRock Liquidity Funds T-Fund, 4.36% (A)	1,960,131	$ 1,960,131
Dreyfus Treasury & Agency Cash Management Fund, 4.34% (A)	1,977,253	1,977,253
State Street Institutional U.S. Government Money Market Fund, 4.43% (A)	1,960,131	1,960,131
UBS Select Treasury Preferred Fund, 4.40% (A)	1,960,130	1,960,130
Total Short-Term Investment Companies (Cost $7,857,645)		7,857,645

Principal	Value
REPURCHASE AGREEMENT - 17.0%
Fixed Income Clearing Corp.,
1.80% (A), dated 12/31/2024, to be
repurchased at $1,960,327 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 4.63%, due 10/15/2026, and
with a value of $1,999,512.
$ 1,960,131	$ 1,960,131
Total Repurchase Agreement (Cost $1,960,131)	1,960,131
Total Investments (Cost $9,817,776)	9,817,776
Net Other Assets (Liabilities) - 14.9%	1,717,601
Net Assets - 100.0%	$ 11,535,377
FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(76)	03/21/2025	$(23,301,410)	$(22,555,850)	$745,560	$—
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$7,857,645	$—	$—	$7,857,645
Repurchase Agreement	—	1,960,131	—	1,960,131
Total Investments	$7,857,645	$1,960,131	$—	$9,817,776
Other Financial Instruments
Futures Contracts (C)	$745,560	$—	$—	$745,560
Total Other Financial Instruments	$745,560	$—	$—	$745,560
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Rate disclosed reflects the yield at December 31, 2024.
(B)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(C)	Derivative instruments are valued at unrealized appreciation (depreciation).
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $7,857,645)	$7,857,645
Repurchase agreement, at value (cost $1,960,131)	1,960,131
Cash	440,404
Cash collateral pledged at broker for:
Futures contracts	1,224,748
Receivables and other assets:
Interest	1,180
Variation margin receivable on futures contracts	88,235
Total assets	11,572,343
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	972
Investment management fees	9,230
Distribution and service fees	2,810
Transfer agent costs	14
Trustee and CCO fees	4
Audit and tax fees	15,705
Custody fees	1,761
Legal fees	221
Printing and shareholder reports fees	2,642
Other accrued expenses	3,607
Total liabilities	36,966
Net assets	$11,535,377
Net assets consist of:
Capital stock ($0.01 par value)	$20,348
Additional paid-in capital	218,282,754
Total distributable earnings (accumulated losses)	(206,767,725)
Net assets	$11,535,377
Shares outstanding	2,034,789
Net asset value and offering price per share	$5.67
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Interest income from unaffiliated investments	$445,520
Total investment income	445,520
Expenses:
Investment management fees	145,772
Distribution and service fees	41,412
Transfer agent costs	178
Trustee and CCO fees	770
Audit and tax fees	15,833
Custody fees	3,104
Legal fees	1,536
Printing and shareholder reports fees	9,313
Other	7,909
Total expenses before waiver and/or reimbursement and recapture	225,827
Expenses waived and/or reimbursed	(23,180)
Recapture of previously waived and/or reimbursed fees	1,101
Net expenses	203,748
Net investment income (loss)	241,772
Net realized gain (loss) on:
Futures contracts	(9,111,088)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	2,391,314
Net realized and change in unrealized gain (loss)	(6,719,774)
Net increase (decrease) in net assets resulting from operations	$(6,478,002)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$241,772	$348,642
Net realized gain (loss)	(9,111,088)	(8,130,305)
Net change in unrealized appreciation (depreciation)	2,391,314	(3,017,265)
Net increase (decrease) in net assets resulting from operations	(6,478,002)	(10,798,928)
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(358,857)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(358,857)	—
Capital share transactions:
Proceeds from shares sold	4,305,791	8,539,506
Dividends and/or distributions reinvested	358,857	—
Cost of shares redeemed	(7,314,806)	(8,427,386)
Net increase (decrease) in net assets resulting from capital share transactions	(2,650,158)	112,120
Net increase (decrease) in net assets	(9,487,017)	(10,686,808)
Net assets:
Beginning of year	21,022,394	31,709,202
End of year	$11,535,377	$21,022,394
Capital share transactions - shares:
Shares issued	598,531	824,007
Shares reinvested	58,446	—
Shares redeemed	(1,159,720)	(862,267)
Net increase (decrease) in shares outstanding	(502,743)	(38,260)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022 (A)	December 31, 2021 (A)	December 31, 2020 (A)
Net asset value, beginning of year	$8.28	$12.31	$9.41	$16.51	$35.45
Investment operations:
Net investment income (loss)(B)	0.10	0.14	(0.02)	(0.15)	(0.30)
Net realized and unrealized gain (loss)	(2.57)	(4.17)	2.92	(6.95)	(18.56)
Total investment operations	(2.47)	(4.03)	2.90	(7.10)	(18.86)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	—	—	—	(0.08)
Net asset value, end of year	$5.67	$8.28	$12.31	$9.41	$16.51
Total return	(29.96)%	(32.74)%	23.10%	(38.46)%	(53.41)%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,535	$21,022	$31,709	$7,424	$9,355
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	1.36%	1.33%	1.27%	1.58%	1.34%
Including waiver and/or reimbursement and recapture	1.23%	1.23%	1.23%	1.24%(D)	1.23%
Net investment income (loss) to average net assets	1.46%	1.34%	(0.60)%	(1.24)%	(1.10)%
Portfolio turnover rate	— %	— %	— %	— %	— %

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Includes extraordinary expenses outside the operating expense limit.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$745,560	$—	$—	$745,560
Total	$—	$—	$745,560	$—	$—	$745,560

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(9,111,088)	$—	$—	$(9,111,088)
Total	$—	$—	$(9,111,088)	$—	$—	$(9,111,088)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$2,391,314	$—	$—	$2,391,314
Total	$—	$—	$2,391,314	$—	$—	$2,391,314
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — short	$(32,039,080)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Inverse correlation risk: Investors will lose money when the Index rises – a result that is the opposite from traditional funds.
Equity and market risk: Equity markets are volatile, and the value of securities, swaps, futures and other instruments related to equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Portfolio to decrease over short or long periods of time. As a portfolio seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the S&P 500 Index, the value of an investment in the Portfolio is expected to decline when market conditions cause the level of the Index to rise.
Leveraging risk: The Portfolio obtains investment exposure in excess of its assets in seeking to achieve its investment objective—a form of leverage—and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of leverage could result in the total loss of an investor’s investment. For example, because the Portfolio includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Portfolio, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Index performance risk: The Portfolio is linked to a benchmark maintained by a third party provider that is unaffiliated with the Portfolio. There can be no guarantee or assurance that the methodology used by the third party provider to create the benchmark will result in the Portfolio achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the benchmark or the daily calculation of the benchmark will be free from error. It is also possible that the value of the benchmark or its underlying reference assets (i.e., the constituent securities of the benchmark) may be subject to intentional manipulation by third-party market participants. The particular benchmark used by the Portfolio may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying reference assets. Each of these factors could have a negative impact on the performance of the Portfolio.
Compounding risk: The Portfolio has a single day investment objective, and the Portfolio’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period, which is likely to be either better or worse than the Index performance times the stated multiple in the Portfolio ’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse(-2x) of the return of the Index. This effect becomes more pronounced as volatility increases.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Industry concentration risk: The Portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry heightens the risks associated with that industry. As a result, the Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to the risks associated with investing in those issuers.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83
Over $750 million	0.78
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2022	2023	2024	Total
Service Class	$12,473	$26,415	$23,180	$62,068
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
During the year ended December 31, 2024, there were no proceeds from securities purchased or securities sold (excluding short-term securities).
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$9,817,776	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$82,802,294	$124,196,988
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$358,857	$—	$—	$—	$—	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$231,557	$—	$—	$(206,999,282)	$—	$—	$—
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
11. STOCK SPLIT
Effective as of the close of business on the date listed in the subsequent table, the Portfolio's shares underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical per share data presented within the Financial Highlights was
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
11. STOCK SPLIT (continued)
retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:
Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
January 21, 2022	125 for 1	98,591,154	788,729	Increase	Decrease
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica ProFund UltraBear VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica S&P 500 Index VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 1.8%
Axon Enterprise, Inc. (A)	1,609	$ 956,261
Boeing Co. (A)	16,697	2,955,369
General Dynamics Corp.	5,746	1,514,014
General Electric Co.	24,265	4,047,159
Howmet Aerospace, Inc.	8,978	981,924
Huntington Ingalls Industries, Inc.	869	164,215
L3 Harris Technologies, Inc.	4,225	888,433
Lockheed Martin Corp.	4,703	2,285,376
Northrop Grumman Corp.	3,069	1,440,251
RTX Corp.	29,858	3,455,168
Textron, Inc.	4,154	317,739
TransDigm Group, Inc.	1,251	1,585,367
		20,591,276
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.	2,500	258,300
Expeditors International of Washington, Inc.	3,058	338,735
FedEx Corp.	5,003	1,407,494
United Parcel Service, Inc., Class B	16,224	2,045,846
		4,050,375
Automobile Components - 0.0% (B)
Aptiv PLC (A)	5,941	359,312
BorgWarner, Inc.	5,377	170,935
		530,247
Automobiles - 2.5%
Ford Motor Co.	88,412	875,279
General Motors Co.	24,918	1,327,382
Tesla, Inc. (A)	62,468	25,227,077
		27,429,738
Banks - 3.4%
Bank of America Corp.	149,814	6,584,325
Citigroup, Inc.	42,374	2,982,706
Citizens Financial Group, Inc.	10,114	442,589
Fifth Third Bancorp	14,885	629,338
Huntington Bancshares, Inc.	31,572	513,676
JPMorgan Chase & Co.	62,995	15,100,531
KeyCorp	22,821	391,152
M&T Bank Corp.	3,685	692,817
PNC Financial Services Group, Inc.	8,849	1,706,530
Regions Financial Corp.	20,289	477,197
Truist Financial Corp.	29,690	1,287,952
U.S. Bancorp	35,114	1,679,503
Wells Fargo & Co.	74,247	5,215,109
		37,703,425
Beverages - 1.2%
Brown-Forman Corp., Class B	4,099	155,680
Coca-Cola Co.	86,869	5,408,464
Constellation Brands, Inc., Class A	3,465	765,765
Keurig Dr. Pepper, Inc.	24,834	797,668
Molson Coors Beverage Co., Class B	3,897	223,376
Monster Beverage Corp. (A)	15,593	819,568
PepsiCo, Inc.	30,751	4,675,997
		12,846,518
	Shares	Value
COMMON STOCKS (continued)
Biotechnology - 1.6%
AbbVie, Inc.	39,575	$ 7,032,477
Amgen, Inc.	12,062	3,143,840
Biogen, Inc. (A)	3,260	498,519
Gilead Sciences, Inc.	27,705	2,559,111
Incyte Corp. (A)	3,614	249,619
Moderna, Inc. (A)	7,346	305,447
Regeneron Pharmaceuticals, Inc. (A)	2,338	1,665,428
Vertex Pharmaceuticals, Inc. (A)	5,743	2,312,706
		17,767,147
Broadline Retail - 4.2%
Amazon.com, Inc. (A)	209,294	45,917,011
eBay, Inc.	10,993	681,016
		46,598,027
Building Products - 0.5%
A.O. Smith Corp.	2,663	181,643
Allegion PLC	1,869	244,241
Builders FirstSource, Inc. (A)	2,538	362,756
Carrier Global Corp.	18,614	1,270,592
Johnson Controls International PLC	15,078	1,190,107
Lennox International, Inc.	731	445,398
Masco Corp.	4,762	345,578
Trane Technologies PLC	5,003	1,847,858
		5,888,173
Capital Markets - 3.1%
Ameriprise Financial, Inc.	2,183	1,162,295
Bank of New York Mellon Corp.	16,400	1,260,012
Blackrock, Inc.	3,250	3,331,608
Blackstone, Inc.	16,208	2,794,583
Cboe Global Markets, Inc.	2,368	462,707
Charles Schwab Corp.	33,577	2,485,034
CME Group, Inc.	8,105	1,882,224
FactSet Research Systems, Inc.	847	406,797
Franklin Resources, Inc.	7,222	146,535
Goldman Sachs Group, Inc.	7,007	4,012,348
Intercontinental Exchange, Inc.	12,729	1,896,748
Invesco Ltd.	9,797	171,252
KKR & Co., Inc.	15,168	2,243,499
MarketAxess Holdings, Inc.	850	192,134
Moody's Corp.	3,488	1,651,115
Morgan Stanley	27,650	3,476,158
MSCI, Inc.	1,731	1,038,617
Nasdaq, Inc.	9,175	709,319
Northern Trust Corp.	4,482	459,405
Raymond James Financial, Inc.	4,061	630,795
S&P Global, Inc.	7,107	3,539,499
State Street Corp.	6,621	649,851
T. Rowe Price Group, Inc.	4,935	558,099
		35,160,634
Chemicals - 1.2%
Air Products & Chemicals, Inc.	4,932	1,430,477
Albemarle Corp.	2,516	216,577
Celanese Corp.	2,390	165,412
CF Industries Holdings, Inc.	3,934	335,649
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Corteva, Inc.	15,374	$ 875,703
Dow, Inc.	15,523	622,938
DuPont de Nemours, Inc.	9,333	711,641
Eastman Chemical Co.	2,552	233,049
Ecolab, Inc.	5,615	1,315,707
FMC Corp.	2,809	136,545
International Flavors & Fragrances, Inc.	5,591	472,719
Linde PLC	10,662	4,463,860
LyondellBasell Industries NV, Class A	5,781	429,355
Mosaic Co.	7,330	180,171
PPG Industries, Inc.	5,131	612,898
Sherwin-Williams Co.	5,163	1,755,059
		13,957,760
Commercial Services & Supplies - 0.5%
Cintas Corp.	7,727	1,411,723
Copart, Inc. (A)	19,795	1,136,035
Republic Services, Inc.	4,496	904,505
Rollins, Inc.	6,228	288,668
Veralto Corp.	5,482	558,342
Waste Management, Inc.	8,222	1,659,117
		5,958,390
Communications Equipment - 0.9%
Arista Networks, Inc. (A)	23,196	2,563,854
Cisco Systems, Inc.	89,341	5,288,987
F5, Inc. (A)	1,280	321,882
Juniper Networks, Inc.	7,289	272,973
Motorola Solutions, Inc.	3,761	1,738,447
		10,186,143
Construction & Engineering - 0.1%
Quanta Services, Inc.	3,279	1,036,328
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	1,355	699,858
Vulcan Materials Co.	2,961	761,658
		1,461,516
Consumer Finance - 0.6%
American Express Co.	12,464	3,699,190
Capital One Financial Corp.	8,474	1,511,084
Discover Financial Services	5,595	969,222
Synchrony Financial	8,913	579,345
		6,758,841
Consumer Staples Distribution & Retail - 2.0%
Costco Wholesale Corp.	9,919	9,088,482
Dollar General Corp.	4,847	367,500
Dollar Tree, Inc. (A)	4,480	335,731
Kroger Co.	14,635	894,930
Sysco Corp.	10,983	839,760
Target Corp.	10,323	1,395,463
Walgreens Boots Alliance, Inc.	16,511	154,048
Walmart, Inc.	97,176	8,779,852
		21,855,766
	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging - 0.2%
Amcor PLC	32,225	$ 303,237
Avery Dennison Corp.	1,758	328,975
Ball Corp.	6,728	370,915
International Paper Co.	7,593	408,655
Packaging Corp. of America	1,977	445,082
Smurfit WestRock PLC	10,750	578,995
		2,435,859
Distributors - 0.1%
Genuine Parts Co.	3,176	370,830
LKQ Corp.	5,683	208,850
Pool Corp.	848	289,117
		868,797
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	160,930	3,664,376
Verizon Communications, Inc.	94,409	3,775,416
		7,439,792
Electric Utilities - 1.5%
Alliant Energy Corp.	5,518	326,334
American Electric Power Co., Inc.	12,032	1,109,711
Constellation Energy Corp.	7,043	1,575,590
Duke Energy Corp.	17,180	1,850,973
Edison International	8,539	681,754
Entergy Corp.	9,568	725,446
Evergy, Inc.	5,238	322,399
Eversource Energy	7,942	456,109
Exelon Corp.	22,049	829,924
FirstEnergy Corp.	11,418	454,208
NextEra Energy, Inc.	46,137	3,307,562
NRG Energy, Inc.	4,610	415,914
PG&E Corp.	48,470	978,125
Pinnacle West Capital Corp.	2,560	217,011
PPL Corp.	16,392	532,084
Southern Co.	24,636	2,028,035
Xcel Energy, Inc.	13,007	878,233
		16,689,412
Electrical Equipment - 0.8%
AMETEK, Inc.	5,097	918,785
Eaton Corp. PLC	8,839	2,933,399
Emerson Electric Co.	12,705	1,574,531
GE Vernova, Inc.	6,197	2,038,379
Generac Holdings, Inc. (A)	1,305	202,340
Hubbell, Inc.	1,191	498,898
Rockwell Automation, Inc.	2,507	716,476
		8,882,808
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	27,116	1,883,206
CDW Corp.	2,914	507,153
Corning, Inc.	16,899	803,040
Jabil, Inc.	2,447	352,123
Keysight Technologies, Inc. (A)	3,896	625,814
TE Connectivity PLC	6,738	963,332
Teledyne Technologies, Inc. (A)	1,054	489,193
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Trimble, Inc. (A)	5,566	$ 393,294
Zebra Technologies Corp., Class A (A)	1,144	441,836
		6,458,991
Energy Equipment & Services - 0.2%
Baker Hughes Co.	22,135	907,978
Halliburton Co.	19,799	538,335
Schlumberger NV	31,483	1,207,058
		2,653,371
Entertainment - 1.4%
Electronic Arts, Inc.	5,277	772,025
Live Nation Entertainment, Inc. (A)	3,394	439,523
Netflix, Inc. (A)	9,570	8,529,933
Take-Two Interactive Software, Inc. (A)	3,614	665,265
Walt Disney Co.	40,592	4,519,919
Warner Bros Discovery, Inc. (A)	49,863	527,052
		15,453,717
Financial Services - 4.4%
Apollo Global Management, Inc.	10,012	1,653,582
Berkshire Hathaway, Inc., Class B (A)	41,008	18,588,106
Corpay, Inc. (A)	1,552	525,228
Fidelity National Information Services, Inc.	12,150	981,355
Fiserv, Inc. (A)	12,808	2,631,019
Global Payments, Inc.	5,611	628,769
Jack Henry & Associates, Inc.	1,622	284,337
Mastercard, Inc., Class A	18,301	9,636,758
PayPal Holdings, Inc. (A)	22,547	1,924,386
Visa, Inc., Class A	38,674	12,222,531
		49,076,071
Food Products - 0.6%
Archer-Daniels-Midland Co.	10,601	535,562
Bunge Global SA	3,116	242,300
Campbell's Co.	4,451	186,408
Conagra Brands, Inc.	10,499	291,347
General Mills, Inc.	12,502	797,252
Hershey Co.	3,276	554,791
Hormel Foods Corp.	6,501	203,936
J.M. Smucker Co.	2,347	258,452
Kellanova	5,938	480,800
Kraft Heinz Co.	19,565	600,841
Lamb Weston Holdings, Inc.	3,289	219,804
McCormick & Co., Inc.	5,586	425,877
Mondelez International, Inc., Class A	29,731	1,775,833
Tyson Foods, Inc., Class A	6,509	373,877
		6,947,080
Gas Utilities - 0.0% (B)
Atmos Energy Corp.	3,442	479,367
Ground Transportation - 0.9%
CSX Corp.	42,822	1,381,866
JB Hunt Transport Services, Inc.	1,810	308,895
Norfolk Southern Corp.	5,024	1,179,133
Old Dominion Freight Line, Inc.	4,152	732,413
	Shares	Value
COMMON STOCKS (continued)
Ground Transportation (continued)
Uber Technologies, Inc. (A)	47,267	$ 2,851,145
Union Pacific Corp.	13,525	3,084,241
		9,537,693
Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	38,880	4,397,717
Align Technology, Inc. (A)	1,533	319,646
Baxter International, Inc.	11,062	322,568
Becton Dickinson & Co.	6,418	1,456,052
Boston Scientific Corp. (A)	33,078	2,954,527
Cooper Cos., Inc. (A)	4,408	405,227
Dexcom, Inc. (A)	9,021	701,563
Edwards Lifesciences Corp. (A)	13,487	998,443
GE HealthCare Technologies, Inc.	10,149	793,449
Hologic, Inc. (A)	5,150	371,263
IDEXX Laboratories, Inc. (A)	1,850	764,864
Insulet Corp. (A)	1,594	416,146
Intuitive Surgical, Inc. (A)	7,985	4,167,851
Medtronic PLC	28,815	2,301,742
ResMed, Inc.	3,242	741,413
Solventum Corp. (A)	3,117	205,909
STERIS PLC	2,182	448,532
Stryker Corp.	7,702	2,773,105
Teleflex, Inc.	1,096	195,066
Zimmer Biomet Holdings, Inc.	4,531	478,609
		25,213,692
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	5,403	639,013
Cencora, Inc.	3,972	892,429
Centene Corp. (A)	11,663	706,544
Cigna Group	6,220	1,717,591
CVS Health Corp.	28,023	1,257,952
DaVita, Inc. (A)	1,065	159,271
Elevance Health, Inc.	5,216	1,924,182
HCA Healthcare, Inc.	4,120	1,236,618
Henry Schein, Inc. (A)	2,850	197,220
Humana, Inc.	2,665	676,137
Labcorp Holdings, Inc.	1,831	419,885
McKesson Corp.	2,875	1,638,491
Molina Healthcare, Inc. (A)	1,276	371,380
Quest Diagnostics, Inc.	2,481	374,284
UnitedHealth Group, Inc.	20,599	10,420,210
Universal Health Services, Inc., Class B	1,273	228,402
		22,859,609
Health Care REITs - 0.3%
Alexandria Real Estate Equities, Inc.	3,414	333,036
Healthpeak Properties, Inc.	16,117	326,692
Ventas, Inc.	9,107	536,311
Welltower, Inc.	13,252	1,670,149
		2,866,188
Hotel & Resort REITs - 0.0% (B)
Host Hotels & Resorts, Inc.	15,092	264,412
Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc., Class A (A)	9,778	1,284,927
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Booking Holdings, Inc.	744	$ 3,696,504
Caesars Entertainment, Inc. (A)	4,553	152,161
Carnival Corp. (A)	23,671	589,881
Chipotle Mexican Grill, Inc. (A)	30,485	1,838,246
Darden Restaurants, Inc.	2,629	490,808
Domino's Pizza, Inc.	781	327,833
Expedia Group, Inc. (A)	2,745	511,476
Hilton Worldwide Holdings, Inc.	5,497	1,358,639
Las Vegas Sands Corp.	7,637	392,236
Marriott International, Inc., Class A	5,188	1,447,141
McDonald's Corp.	16,062	4,656,213
MGM Resorts International (A)	5,118	177,339
Norwegian Cruise Line Holdings Ltd. (A)	9,748	250,816
Royal Caribbean Cruises Ltd.	5,552	1,280,791
Starbucks Corp.	25,468	2,323,955
Wynn Resorts Ltd.	2,093	180,333
Yum! Brands, Inc.	6,278	842,256
		21,801,555
Household Durables - 0.3%
D.R. Horton, Inc.	6,569	918,477
Garmin Ltd.	3,364	693,859
Lennar Corp., Class A	5,343	728,625
Mohawk Industries, Inc. (A)	1,161	138,310
NVR, Inc. (A)	68	556,165
PulteGroup, Inc.	4,601	501,049
		3,536,485
Household Products - 1.1%
Church & Dwight Co., Inc.	5,430	568,575
Clorox Co.	2,746	445,978
Colgate-Palmolive Co.	18,121	1,647,380
Kimberly-Clark Corp.	7,441	975,069
Procter & Gamble Co.	52,724	8,839,179
		12,476,181
Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	15,762	202,857
Vistra Corp.	7,564	1,042,849
		1,245,706
Industrial Conglomerates - 0.4%
3M Co.	12,257	1,582,256
Honeywell International, Inc.	14,588	3,295,283
		4,877,539
Industrial REITs - 0.2%
Prologis, Inc.	20,815	2,200,145
Insurance - 2.1%
Aflac, Inc.	11,205	1,159,045
Allstate Corp.	5,979	1,152,691
American International Group, Inc.	14,334	1,043,515
Aon PLC, Class A	4,867	1,748,032
Arch Capital Group Ltd.	8,412	776,848
Arthur J Gallagher & Co.	5,557	1,577,355
Assurant, Inc.	1,180	251,600
Brown & Brown, Inc.	5,317	542,440
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Chubb Ltd.	8,423	$ 2,327,275
Cincinnati Financial Corp.	3,397	488,149
Erie Indemnity Co., Class A	544	224,253
Everest Group Ltd.	942	341,437
Globe Life, Inc.	1,996	222,594
Hartford Financial Services Group, Inc.	6,549	716,461
Loews Corp.	4,045	342,571
Marsh & McLennan Cos., Inc.	11,034	2,343,732
MetLife, Inc.	13,164	1,077,868
Principal Financial Group, Inc.	4,694	363,363
Progressive Corp.	13,145	3,149,674
Prudential Financial, Inc.	7,855	931,053
Travelers Cos., Inc.	5,087	1,225,407
W.R. Berkley Corp.	6,698	391,967
Willis Towers Watson PLC	2,235	700,091
		23,097,421
Interactive Media & Services - 6.6%
Alphabet, Inc., Class A	130,702	24,741,888
Alphabet, Inc., Class C	106,470	20,276,147
Match Group, Inc. (A)	5,901	193,022
Meta Platforms, Inc., Class A	48,762	28,550,639
		73,761,696
IT Services - 1.1%
Accenture PLC, Class A	14,003	4,926,115
Akamai Technologies, Inc. (A)	3,402	325,401
Cognizant Technology Solutions Corp., Class A	11,229	863,510
EPAM Systems, Inc. (A)	1,273	297,653
Gartner, Inc. (A)	1,703	825,053
GoDaddy, Inc., Class A (A)	3,125	616,781
International Business Machines Corp.	20,725	4,555,977
VeriSign, Inc. (A)	1,919	397,156
		12,807,646
Leisure Products - 0.0% (B)
Hasbro, Inc.	2,958	165,382
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	6,481	870,658
Bio-Techne Corp.	3,340	240,580
Charles River Laboratories International, Inc. (A)	1,100	203,060
Danaher Corp.	14,422	3,310,570
IQVIA Holdings, Inc. (A)	3,832	753,026
Mettler-Toledo International, Inc. (A)	463	566,564
Revvity, Inc.	2,715	303,021
Thermo Fisher Scientific, Inc.	8,574	4,460,452
Waters Corp. (A)	1,290	478,564
West Pharmaceutical Services, Inc.	1,607	526,389
		11,712,884
Machinery - 1.6%
Caterpillar, Inc.	10,757	3,902,209
Cummins, Inc.	3,050	1,063,230
Deere & Co.	5,672	2,403,226
Dover Corp.	2,994	561,674
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Fortive Corp.	7,770	$ 582,750
IDEX Corp.	1,687	353,072
Illinois Tool Works, Inc.	6,019	1,526,178
Ingersoll Rand, Inc.	8,887	803,918
Nordson Corp.	1,202	251,506
Otis Worldwide Corp.	8,936	827,563
PACCAR, Inc.	11,591	1,205,696
Parker-Hannifin Corp.	2,896	1,841,943
Pentair PLC	3,751	377,501
Snap-on, Inc.	1,160	393,797
Stanley Black & Decker, Inc.	3,413	274,030
Westinghouse Air Brake Technologies Corp.	3,933	745,657
Xylem, Inc.	5,382	624,420
		17,738,370
Media - 0.5%
Charter Communications, Inc., Class A (A)	2,168	743,125
Comcast Corp., Class A	85,741	3,217,860
Fox Corp., Class A	4,981	241,977
Fox Corp., Class B	2,773	126,837
Interpublic Group of Cos., Inc.	8,062	225,897
News Corp., Class A	8,429	232,135
News Corp., Class B	2,256	68,650
Omnicom Group, Inc.	4,397	378,318
Paramount Global, Class B	13,560	141,838
		5,376,637
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	31,912	1,215,209
Newmont Corp.	25,538	950,524
Nucor Corp.	5,231	610,510
Steel Dynamics, Inc.	3,182	362,971
		3,139,214
Multi-Utilities - 0.6%
Ameren Corp.	6,024	536,979
CenterPoint Energy, Inc.	14,709	466,716
CMS Energy Corp.	6,495	432,892
Consolidated Edison, Inc.	7,656	683,145
Dominion Energy, Inc.	18,530	998,026
DTE Energy Co.	4,498	543,133
NiSource, Inc.	10,072	370,247
Public Service Enterprise Group, Inc.	10,972	927,024
Sempra	14,129	1,239,396
WEC Energy Group, Inc.	6,993	657,622
		6,855,180
Office REITs - 0.0% (B)
BXP, Inc.	3,102	230,665
Oil, Gas & Consumable Fuels - 2.9%
APA Corp.	8,234	190,123
Chevron Corp.	37,267	5,397,752
ConocoPhillips	28,958	2,871,765
Coterra Energy, Inc.	16,814	429,430
Devon Energy Corp.	15,055	492,750
Diamondback Energy, Inc.	4,189	686,284
EOG Resources, Inc.	12,667	1,552,721
	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	13,200	$ 608,652
Exxon Mobil Corp.	98,377	10,582,414
Hess Corp.	6,193	823,731
Kinder Morgan, Inc.	43,195	1,183,543
Marathon Petroleum Corp.	7,444	1,038,438
Occidental Petroleum Corp.	14,902	736,308
ONEOK, Inc.	12,949	1,300,080
Phillips 66	9,238	1,052,485
Targa Resources Corp.	4,880	871,080
Texas Pacific Land Corp.	415	458,973
Valero Energy Corp.	7,138	875,047
Williams Cos., Inc.	27,208	1,472,497
		32,624,073
Passenger Airlines - 0.2%
Delta Air Lines, Inc.	14,386	870,353
Southwest Airlines Co.	13,114	440,893
United Airlines Holdings, Inc. (A)	7,291	707,956
		2,019,202
Personal Care Products - 0.1%
Estee Lauder Cos., Inc., Class A	5,166	387,347
Kenvue, Inc.	42,461	906,542
		1,293,889
Pharmaceuticals - 3.1%
Bristol-Myers Squibb Co.	45,545	2,576,025
Eli Lilly & Co.	17,632	13,611,904
Johnson & Johnson	53,911	7,796,609
Merck & Co., Inc.	56,675	5,638,029
Pfizer, Inc.	127,139	3,372,998
Viatris, Inc.	26,541	330,435
Zoetis, Inc.	10,157	1,654,880
		34,980,880
Professional Services - 0.6%
Automatic Data Processing, Inc.	9,072	2,655,647
Broadridge Financial Solutions, Inc., ADR	2,631	594,843
Dayforce, Inc. (A)	3,419	248,356
Equifax, Inc.	2,755	702,112
Jacobs Solutions, Inc.	2,821	376,942
Leidos Holdings, Inc.	2,988	430,451
Paychex, Inc.	7,106	996,403
Paycom Software, Inc.	1,089	223,212
Verisk Analytics, Inc.	3,148	867,054
		7,095,020
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	6,659	874,260
CoStar Group, Inc. (A)	9,065	648,963
		1,523,223
Residential REITs - 0.3%
AvalonBay Communities, Inc.	3,140	690,706
Camden Property Trust	2,350	272,694
Equity Residential	7,564	542,793
Essex Property Trust, Inc.	1,406	401,329
Invitation Homes, Inc.	12,631	403,813
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Residential REITs (continued)
Mid-America Apartment Communities, Inc.	2,659	$ 411,001
UDR, Inc.	6,443	279,690
		3,002,026
Retail REITs - 0.3%
Federal Realty Investment Trust	1,702	190,539
Kimco Realty Corp.	14,833	347,537
Realty Income Corp.	19,495	1,041,228
Regency Centers Corp.	3,518	260,086
Simon Property Group, Inc.	6,923	1,192,210
		3,031,600
Semiconductors & Semiconductor Equipment - 11.4%
Advanced Micro Devices, Inc. (A)	36,376	4,393,857
Analog Devices, Inc.	11,154	2,369,779
Applied Materials, Inc.	18,386	2,990,115
Broadcom, Inc.	104,476	24,221,716
Enphase Energy, Inc. (A)	2,883	198,004
First Solar, Inc. (A)	2,380	419,451
Intel Corp.	96,994	1,944,730
KLA Corp.	2,992	1,885,319
Lam Research Corp.	28,878	2,085,858
Microchip Technology, Inc.	11,752	673,977
Micron Technology, Inc.	24,918	2,097,099
Monolithic Power Systems, Inc.	1,086	642,586
NVIDIA Corp.	548,548	73,664,511
NXP Semiconductors NV	5,635	1,171,235
ON Semiconductor Corp. (A)	9,634	607,424
QUALCOMM, Inc.	24,913	3,827,135
Skyworks Solutions, Inc.	3,575	317,031
Teradyne, Inc.	3,544	446,260
Texas Instruments, Inc.	20,456	3,835,705
		127,791,792
Software - 10.4%
Adobe, Inc. (A)	9,833	4,372,538
ANSYS, Inc. (A)	1,957	660,155
Autodesk, Inc. (A)	4,782	1,413,416
Cadence Design Systems, Inc. (A)	6,169	1,853,538
Crowdstrike Holdings, Inc., Class A (A)	5,235	1,791,208
Fair Isaac Corp. (A)	542	1,079,084
Fortinet, Inc. (A)	14,341	1,354,938
Gen Digital, Inc.	12,009	328,806
Intuit, Inc.	6,285	3,950,123
Microsoft Corp.	166,263	70,079,855
Oracle Corp.	36,002	5,999,373
Palantir Technologies, Inc., Class A (A)	45,761	3,460,904
Palo Alto Networks, Inc. (A)	14,695	2,673,902
PTC, Inc. (A)	2,658	488,726
Roper Technologies, Inc.	2,370	1,232,045
Salesforce, Inc.	21,409	7,157,671
ServiceNow, Inc. (A)	4,616	4,893,514
Synopsys, Inc. (A)	3,458	1,678,375
Tyler Technologies, Inc. (A)	947	546,078
Workday, Inc., Class A (A)	4,781	1,233,641
		116,247,890
	Shares	Value
COMMON STOCKS (continued)
Specialized REITs - 0.9%
American Tower Corp.	10,510	$ 1,927,639
Crown Castle, Inc.	9,601	871,387
Digital Realty Trust, Inc.	7,035	1,247,516
Equinix, Inc.	2,169	2,045,128
Extra Space Storage, Inc.	4,736	708,506
Iron Mountain, Inc.	6,493	682,479
Public Storage	3,518	1,053,430
SBA Communications Corp.	2,337	476,281
VICI Properties, Inc.	23,183	677,175
Weyerhaeuser Co.	16,158	454,848
		10,144,389
Specialty Retail - 1.8%
AutoZone, Inc. (A)	382	1,223,164
Best Buy Co., Inc.	4,373	375,203
CarMax, Inc. (A)	3,500	286,160
Home Depot, Inc.	22,238	8,650,360
Lowe's Cos., Inc.	12,650	3,122,020
O'Reilly Automotive, Inc. (A)	1,281	1,519,010
Ross Stores, Inc.	7,427	1,123,482
TJX Cos., Inc.	25,098	3,032,089
Tractor Supply Co.	11,960	634,598
Ulta Beauty, Inc. (A)	1,061	461,461
		20,427,547
Technology Hardware, Storage & Peripherals - 7.9%
Apple, Inc.	338,019	84,646,718
Dell Technologies, Inc., Class C	6,934	799,074
Hewlett Packard Enterprise Co.	28,815	615,200
HP, Inc.	21,853	713,064
NetApp, Inc.	4,534	526,307
Seagate Technology Holdings PLC	4,656	401,859
Super Micro Computer, Inc. (A)	10,982	334,731
Western Digital Corp. (A)	7,878	469,765
		88,506,718
Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp. (A)	3,380	686,444
Lululemon Athletica, Inc. (A)	2,543	972,469
NIKE, Inc., Class B	26,727	2,022,432
Ralph Lauren Corp.	902	208,344
Tapestry, Inc.	5,276	344,681
		4,234,370
Tobacco - 0.6%
Altria Group, Inc.	37,792	1,976,144
Philip Morris International, Inc.	34,858	4,195,160
		6,171,304
Trading Companies & Distributors - 0.3%
Fastenal Co.	12,594	905,634
United Rentals, Inc.	1,486	1,046,798
WW Grainger, Inc.	994	1,047,726
		3,000,158
Water Utilities - 0.0% (B)
American Water Works Co., Inc.	4,260	530,327
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.	10,904	$ 2,406,840
Total Common Stocks (Cost $764,312,544)		1,113,961,117

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 1.80% (C), dated 12/31/2024, to be repurchased at $3,214,948 on 01/02/2025. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $3,278,990.	$ 3,214,626	3,214,626
Total Repurchase Agreement (Cost $3,214,626)		3,214,626
Total Investments (Cost $767,527,170)		1,117,175,743
Net Other Assets (Liabilities) - 0.2%		2,115,227
Net Assets - 100.0%		$ 1,119,290,970
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	15	03/21/2025	$4,523,433	$4,451,812	$—	$(71,621)
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,113,961,117	$—	$—	$1,113,961,117
Repurchase Agreement	—	3,214,626	—	3,214,626
Total Investments	$1,113,961,117	$3,214,626	$—	$1,117,175,743
LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(71,621)	$—	$—	$(71,621)
Total Other Financial Instruments	$(71,621)	$—	$—	$(71,621)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rate disclosed reflects the yield at December 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(E)	Derivative instruments are valued at unrealized appreciation (depreciation).
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $764,312,544)	$1,113,961,117
Repurchase agreement, at value (cost $3,214,626)	3,214,626
Cash collateral pledged at broker for:
Futures contracts	251,703
Receivables and other assets:
Shares of beneficial interest sold	1,797,002
Dividends	677,445
Interest	161
Total assets	1,119,902,054
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	191,494
Investment management fees	79,394
Distribution and service fees	190,537
Transfer agent costs	1,065
Trustee and CCO fees	300
Audit and tax fees	21,599
Custody fees	36,513
Legal fees	10,673
Printing and shareholder reports fees	7,515
Other accrued expenses	54,625
Variation margin payable on futures contracts	17,369
Total liabilities	611,084
Net assets	$1,119,290,970
Net assets consist of:
Capital stock ($0.01 par value)	$460,407
Additional paid-in capital	756,135,962
Total distributable earnings (accumulated losses)	362,694,601
Net assets	$1,119,290,970
Net assets by class:
Initial Class	$258,402,080
Service Class	860,888,890
Shares outstanding:
Initial Class	10,564,177
Service Class	35,476,543
Net asset value and offering price per share:
Initial Class	$24.46
Service Class	24.27
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$12,533,811
Interest income	137,790
Withholding taxes on foreign income	(3,170)
Total investment income	12,668,431
Expenses:
Investment management fees	741,510
Distribution and service fees:
Service Class	1,803,647
Transfer agent costs	10,522
Trustee and CCO fees	45,457
Audit and tax fees	52,720
Custody fees	63,460
Legal fees	83,027
Printing and shareholder reports fees	38,950
Other	79,329
Total expenses	2,918,622
Recapture of previously waived and/or reimbursed fees:
Service Class	57,122
Net expenses	2,975,744
Net investment income (loss)	9,692,687
Net realized gain (loss) on:
Investments	5,263,063
Futures contracts	1,097,813
Net realized gain (loss)	6,360,876
Net change in unrealized appreciation (depreciation) on:
Investments	178,412,404
Futures contracts	(105,963)
Net change in unrealized appreciation (depreciation)	178,306,441
Net realized and change in unrealized gain (loss)	184,667,317
Net increase (decrease) in net assets resulting from operations	$194,360,004
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$9,692,687	$7,721,642
Net realized gain (loss)	6,360,876	16,640,577
Net change in unrealized appreciation (depreciation)	178,306,441	109,836,497
Net increase (decrease) in net assets resulting from operations	194,360,004	134,198,716
Dividends and/or distributions to shareholders:
Initial Class	(6,114,035)	(2,695,357)
Service Class	(19,534,742)	(11,681,083)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(25,648,777)	(14,376,440)
Capital share transactions:
Proceeds from shares sold:
Initial Class	108,432,159	111,513,059
Service Class	191,568,951	110,622,682
	300,001,110	222,135,741
Dividends and/or distributions reinvested:
Initial Class	6,114,035	2,695,357
Service Class	19,534,742	11,681,083
	25,648,777	14,376,440
Cost of shares redeemed:
Initial Class	(34,419,946)	(50,273,729)
Service Class	(65,805,464)	(57,978,737)
	(100,225,410)	(108,252,466)
Net increase (decrease) in net assets resulting from capital share transactions	225,424,477	128,259,715
Net increase (decrease) in net assets	394,135,704	248,081,991
Net assets:
Beginning of year	725,155,266	477,073,275
End of year	$1,119,290,970	$725,155,266
Capital share transactions - shares:
Shares issued:
Initial Class	4,758,265	6,012,457
Service Class	8,377,246	6,059,916
	13,135,511	12,072,373
Shares reinvested:
Initial Class	263,991	142,687
Service Class	849,337	621,996
	1,113,328	764,683
Shares redeemed:
Initial Class	(1,504,985)	(2,720,587)
Service Class	(2,912,836)	(3,208,556)
	(4,417,821)	(5,929,143)
Net increase (decrease) in shares outstanding:
Initial Class	3,517,271	3,434,557
Service Class	6,313,747	3,473,356
	9,831,018	6,907,913
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$20.14	$16.37	$20.52	$16.39	$14.02
Investment operations:
Net investment income (loss)(A)	0.29	0.28	0.26	0.23	0.23
Net realized and unrealized gain (loss)	4.67	3.96	(3.97)	4.41	2.30
Total investment operations	4.96	4.24	(3.71)	4.64	2.53
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.22)	(0.21)	(0.18)	(0.11)
Net realized gains	(0.43)	(0.25)	(0.23)	(0.33)	(0.05)
Total dividends and/or distributions to shareholders	(0.64)	(0.47)	(0.44)	(0.51)	(0.16)
Net asset value, end of year	$24.46	$20.14	$16.37	$20.52	$16.39
Total return	24.82%	26.09%	(18.22)%	28.50%	18.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$258,402	$141,895	$59,133	$39,034	$33,069
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.12%	0.14%	0.13%	0.13%	0.16%
Including waiver and/or reimbursement and recapture	0.12%	0.14%(B)	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets	1.25%	1.54%	1.48%	1.24%	1.65%
Portfolio turnover rate	2%	8%	5%	3%	10%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$20.00	$16.27	$20.40	$16.32	$13.97
Investment operations:
Net investment income (loss)(A)	0.22	0.23	0.21	0.18	0.20
Net realized and unrealized gain (loss)	4.66	3.92	(3.94)	4.38	2.30
Total investment operations	4.88	4.15	(3.73)	4.56	2.50
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.17)	(0.17)	(0.15)	(0.10)
Net realized gains	(0.43)	(0.25)	(0.23)	(0.33)	(0.05)
Total dividends and/or distributions to shareholders	(0.61)	(0.42)	(0.40)	(0.48)	(0.15)
Net asset value, end of year	$24.27	$20.00	$16.27	$20.40	$16.32
Total return	24.54%	25.73%	(18.44)%	28.14%	17.98%
Ratio and supplemental data:
Net assets end of year (000’s)	$860,889	$583,260	$417,940	$518,804	$352,326
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.37%	0.38%	0.38%	0.38%	0.41%
Including waiver and/or reimbursement and recapture	0.38%	0.39%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets	0.99%	1.28%	1.20%	0.99%	1.43%
Portfolio turnover rate	2%	8%	5%	3%	10%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica S&P 500 Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(71,621)	$—	$—	$(71,621)
Total	$—	$—	$(71,621)	$—	$—	$(71,621)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,097,813	$—	$—	$1,097,813
Total	$—	$—	$1,097,813	$—	$—	$1,097,813

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(105,963)	$—	$—	$(105,963)
Total	$—	$—	$(105,963)	$—	$—	$(105,963)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$4,811,267
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.
Index fund risk: While the Portfolio seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the index), the Portfolio's return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM at an annual rate of 0.08% of daily average net assets.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2025
Service Class	0.39	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$227,739,698	$—	$15,364,613	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferrals and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to real estate investment trust adjustments. These reclassifications have
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$745	$(745)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$770,584,272	$371,887,416	$(25,295,945)	$346,591,471
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$7,902,534	$—	$17,746,243	$—	$5,986,248	$—	$8,390,192	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$10,121,090	$—	$6,000,893	$—	$—	$(18,853)	$346,591,471
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica S&P 500 Index VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica S&P 500 Index VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $17,746,243 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica S&P 500 Index VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Small/Mid Cap Value VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 2.3%
Curtiss-Wright Corp.	8,175	$ 2,901,062
Elbit Systems Ltd.	4,475	1,154,863
Huntington Ingalls Industries, Inc.	37,400	7,067,478
V2X, Inc. (A)	20,600	985,298
		12,108,701
Automobile Components - 0.4%
Gentex Corp.	19,500	560,235
Stoneridge, Inc. (A)	4,750	29,783
Visteon Corp. (A)	15,900	1,410,648
		2,000,666
Banks - 7.7%
Atlantic Union Bankshares Corp.	28,050	1,062,534
Berkshire Hills Bancorp, Inc.	62,700	1,782,561
Columbia Banking System, Inc.	70,900	1,915,009
Community West Bancshares	12,700	245,999
Dime Community Bancshares, Inc.	68,600	2,108,421
Eastern Bankshares, Inc.	109,400	1,887,150
First Citizens BancShares, Inc., Class A	4,384	9,263,480
First Community Bankshares, Inc.	31,600	1,315,824
First Merchants Corp.	45,400	1,811,006
OceanFirst Financial Corp.	57,150	1,034,415
Princeton Bancorp, Inc.	8,300	285,769
Provident Financial Services, Inc.	122,400	2,309,688
Sandy Spring Bancorp, Inc.	65,600	2,211,376
TrustCo Bank Corp.	69,850	2,326,703
UMB Financial Corp.	19,900	2,245,914
United Bankshares, Inc.	23,400	878,670
United Community Banks, Inc.	61,250	1,978,988
WaFd, Inc.	87,950	2,835,508
Webster Financial Corp.	64,250	3,547,885
		41,046,900
Beverages - 0.7%
Molson Coors Beverage Co., Class B	68,875	3,947,915
Biotechnology - 0.4%
Exelixis, Inc. (A)	67,150	2,236,095
Building Products - 1.3%
American Woodmark Corp. (A)	19,450	1,546,858
Gibraltar Industries, Inc. (A)	5,150	303,335
Hayward Holdings, Inc. (A)	88,000	1,345,520
Owens Corning	14,350	2,444,092
Quanex Building Products Corp.	63,250	1,533,180
		7,172,985
Capital Markets - 1.2%
Piper Sandler Cos.	11,750	3,524,412
Stifel Financial Corp.	24,900	2,641,392
		6,165,804
Chemicals - 1.4%
Huntsman Corp.	34,700	625,641
LSB Industries, Inc. (A)	109,850	833,761
Mosaic Co.	236,800	5,820,544
		7,279,946
	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies - 0.3%
HNI Corp.	26,450	$ 1,332,287
Tetra Tech, Inc.	12,000	478,080
		1,810,367
Communications Equipment - 0.3%
Harmonic, Inc. (A)	65,700	869,211
KVH Industries, Inc. (A)	64,650	368,505
Silicom Ltd. (A)	20,500	334,355
		1,572,071
Construction & Engineering - 1.8%
Comfort Systems USA, Inc.	6,450	2,735,187
EMCOR Group, Inc.	8,850	4,017,015
Granite Construction, Inc.	31,350	2,749,708
		9,501,910
Consumer Finance - 0.7%
Ally Financial, Inc.	107,892	3,885,191
Consumer Staples Distribution & Retail - 3.2%
Dollar General Corp.	44,900	3,404,318
Dollar Tree, Inc. (A)	58,000	4,346,520
Ingles Markets, Inc., Class A	11,900	766,836
U.S. Foods Holding Corp. (A)	46,200	3,116,652
Village Super Market, Inc., Class A	19,200	612,288
Walgreens Boots Alliance, Inc.	540,600	5,043,798
		17,290,412
Containers & Packaging - 2.1%
Crown Holdings, Inc.	66,800	5,523,692
Graphic Packaging Holding Co.	168,000	4,562,880
Greif, Inc., Class A	18,300	1,118,496
		11,205,068
Distributors - 1.1%
LKQ Corp.	162,100	5,957,175
Diversified Consumer Services - 0.4%
American Public Education, Inc. (A)	3,500	75,495
Stride, Inc. (A)	21,800	2,265,674
		2,341,169
Diversified REITs - 0.2%
Broadstone Net Lease, Inc.	61,600	976,976
Diversified Telecommunication Services - 0.6%
GCI Liberty, Inc. (A)(B)(C)(D)	60,500	0
Liberty Global Ltd., Class A (A)	231,500	2,953,940
		2,953,940
Electric Utilities - 2.7%
Evergy, Inc.	119,601	7,361,442
OGE Energy Corp.	139,400	5,750,250
Portland General Electric Co.	32,000	1,395,840
		14,507,532
Electrical Equipment - 0.9%
Acuity Brands, Inc.	1,250	365,162
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (continued)
LSI Industries, Inc.	152,800	$ 2,967,376
Regal Rexnord Corp.	9,400	1,458,222
		4,790,760
Electronic Equipment, Instruments & Components - 3.0%
Coherent Corp. (A)	14,500	1,373,585
IPG Photonics Corp. (A)	7,300	530,856
Itron, Inc. (A)	8,150	884,927
OSI Systems, Inc. (A)	17,000	2,846,310
TD SYNNEX Corp.	40,200	4,714,656
Vishay Intertechnology, Inc.	78,650	1,332,331
Vontier Corp.	124,187	4,529,100
		16,211,765
Energy Equipment & Services - 2.4%
Halliburton Co.	186,400	5,068,216
Helix Energy Solutions Group, Inc. (A)	159,800	1,489,336
Helmerich & Payne, Inc.	33,200	1,063,064
Noble Corp. PLC	111,100	3,488,540
Seadrill Ltd. (A)	23,400	910,962
Select Water Solutions, Inc.	51,300	679,212
		12,699,330
Entertainment - 1.7%
Madison Square Garden Entertainment Corp. (A)	50,000	1,780,000
Madison Square Garden Sports Corp. (A)	7,800	1,760,304
Sphere Entertainment Co. (A)(E)	21,200	854,784
Warner Bros Discovery, Inc. (A)	455,600	4,815,692
		9,210,780
Financial Services - 2.2%
Corpay, Inc. (A)	16,400	5,550,088
Global Payments, Inc.	54,300	6,084,858
		11,634,946
Food Products - 6.3%
Archer-Daniels-Midland Co.	143,900	7,269,828
Conagra Brands, Inc.	173,500	4,814,625
Kraft Heinz Co.	235,500	7,232,205
Lamb Weston Holdings, Inc.	19,800	1,323,234
Nomad Foods Ltd.	81,950	1,375,121
Post Holdings, Inc. (A)	48,368	5,536,201
Tyson Foods, Inc., Class A	100,700	5,784,208
		33,335,422
Gas Utilities - 0.8%
National Fuel Gas Co.	71,200	4,320,416
Ground Transportation - 0.2%
U-Haul Holding Co.	15,800	1,011,990
Health Care Equipment & Supplies - 3.0%
AngioDynamics, Inc. (A)	112,500	1,030,500
Baxter International, Inc.	250,200	7,295,832
Inmode Ltd. (A)	60,100	1,003,670
Integra LifeSciences Holdings Corp. (A)	45,750	1,037,610
Koninklijke Philips NV (A)(E)	79,082	2,002,356
OraSure Technologies, Inc. (A)	70,850	255,769
	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
QuidelOrtho Corp. (A)	6,000	$ 267,300
Zimmer Biomet Holdings, Inc.	31,400	3,316,782
		16,209,819
Health Care Providers & Services - 3.2%
AMN Healthcare Services, Inc. (A)	14,850	355,212
Centene Corp. (A)	101,522	6,150,203
Cross Country Healthcare, Inc. (A)	43,850	796,316
Encompass Health Corp.	26,450	2,442,657
Enhabit, Inc. (A)	96,850	756,398
Henry Schein, Inc. (A)	56,600	3,916,720
Labcorp Holdings, Inc.	9,577	2,196,198
National HealthCare Corp.	6,350	683,006
		17,296,710
Health Care REITs - 1.0%
Community Healthcare Trust, Inc.	53,200	1,021,972
Healthpeak Properties, Inc.	90,150	1,827,340
Sabra Health Care, Inc.	141,650	2,453,378
		5,302,690
Hotel & Resort REITs - 0.6%
Apple Hospitality, Inc.	122,100	1,874,235
DiamondRock Hospitality Co.	98,000	884,940
Summit Hotel Properties, Inc.	55,800	382,230
		3,141,405
Hotels, Restaurants & Leisure - 0.6%
Bloomin' Brands, Inc.	38,450	469,475
Churchill Downs, Inc.	10,150	1,355,431
Golden Entertainment, Inc.	20,000	632,000
Lucky Strike Entertainment Corp., Class C (E)	48,500	485,485
		2,942,391
Household Durables - 1.1%
Helen of Troy Ltd. (A)	13,800	825,654
KB Home	29,200	1,919,024
La-Z-Boy, Inc.	33,450	1,457,416
PulteGroup, Inc.	6,425	699,683
Sonos, Inc. (A)	58,400	878,336
		5,780,113
Household Products - 0.3%
Spectrum Brands Holdings, Inc.	19,600	1,656,004
Industrial REITs - 0.3%
LXP Industrial Trust	163,550	1,328,026
Insurance - 4.0%
Everest Group Ltd.	6,550	2,374,113
Fidelity National Financial, Inc.	96,907	5,440,359
Markel Group, Inc. (A)	3,678	6,349,074
Old Republic International Corp.	58,500	2,117,115
Selective Insurance Group, Inc.	17,100	1,599,192
United Fire Group, Inc.	32,050	911,822
Willis Towers Watson PLC	7,400	2,317,976
		21,109,651
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 2.0%
IAC, Inc. (A)	124,964	$ 5,390,947
Match Group, Inc. (A)	162,600	5,318,646
		10,709,593
IT Services - 0.7%
ASGN, Inc. (A)	14,000	1,166,760
Cognizant Technology Solutions Corp., Class A	33,200	2,553,080
		3,719,840
Leisure Products - 0.5%
BRP, Inc.	12,450	633,332
MasterCraft Boat Holdings, Inc. (A)	57,700	1,100,339
Polaris, Inc.	14,750	849,895
		2,583,566
Life Sciences Tools & Services - 1.6%
Azenta, Inc. (A)	22,300	1,115,000
Bio-Rad Laboratories, Inc., Class A (A)	15,960	5,243,020
IQVIA Holdings, Inc. (A)	8,400	1,650,684
Maravai LifeSciences Holdings, Inc., Class A (A)	77,500	422,375
		8,431,079
Machinery - 2.6%
CNH Industrial NV	244,700	2,772,451
Columbus McKinnon Corp.	44,350	1,651,594
Douglas Dynamics, Inc.	12,450	294,194
Gencor Industries, Inc. (A)	45,000	794,250
Middleby Corp. (A)	18,700	2,532,915
Miller Industries, Inc.	21,000	1,372,560
Mueller Industries, Inc.	52,850	4,194,176
Oshkosh Corp.	5,050	480,103
		14,092,243
Media - 2.8%
EchoStar Corp., Class A (A)	60,233	1,379,336
Liberty Broadband Corp., Class C (A)	62,977	4,708,161
News Corp., Class A	143,900	3,963,006
Perion Network Ltd. (A)	30,400	257,488
Sirius XM Holdings, Inc. (E)	206,823	4,715,564
		15,023,555
Metals & Mining - 1.8%
Commercial Metals Co.	141,300	7,008,480
Kaiser Aluminum Corp.	15,700	1,103,239
Metallus, Inc. (A)	70,350	994,045
Radius Recycling, Inc.	37,250	566,945
		9,672,709
Multi-Utilities - 3.5%
Dominion Energy, Inc.	154,200	8,305,212
NiSource, Inc.	180,065	6,619,189
Northwestern Energy Group, Inc.	64,900	3,469,554
		18,393,955
Office REITs - 0.7%
Brandywine Realty Trust	26,350	147,560
	Shares	Value
COMMON STOCKS (continued)
Office REITs (continued)
JBG SMITH Properties	207,400	$ 3,187,738
Piedmont Office Realty Trust, Inc., Class A	60,650	554,948
		3,890,246
Oil, Gas & Consumable Fuels - 3.9%
Delek U.S. Holdings, Inc.	52,000	962,000
HF Sinclair Corp.	161,500	5,660,575
Kinder Morgan, Inc.	216,000	5,918,400
Magnolia Oil & Gas Corp., Class A	179,600	4,199,048
Ovintiv, Inc.	40,100	1,624,050
REX American Resources Corp. (A)(E)	43,250	1,803,092
Teekay Tankers Ltd., Class A	12,350	491,407
		20,658,572
Pharmaceuticals - 4.3%
Amphastar Pharmaceuticals, Inc. (A)	12,400	460,412
Innoviva, Inc. (A)	113,300	1,965,755
Jazz Pharmaceuticals PLC (A)	65,900	8,115,585
Organon & Co.	23,600	352,112
Perrigo Co. PLC	265,800	6,833,718
Supernus Pharmaceuticals, Inc. (A)	6,150	222,384
Viatris, Inc.	397,400	4,947,630
		22,897,596
Professional Services - 4.4%
Amentum Holdings, Inc. (A)	200,200	4,210,206
Clarivate PLC (A)(E)	747,500	3,797,300
FTI Consulting, Inc. (A)	1,600	305,808
Heidrick & Struggles International, Inc.	33,650	1,491,032
ICF International, Inc.	14,350	1,710,663
Jacobs Solutions, Inc.	30,900	4,128,858
KBR, Inc.	45,600	2,641,608
Leidos Holdings, Inc.	9,750	1,404,585
Science Applications International Corp.	13,700	1,531,386
SS&C Technologies Holdings, Inc.	31,700	2,402,226
		23,623,672
Real Estate Management & Development - 0.2%
Newmark Group, Inc., Class A	67,200	860,832
Retail REITs - 0.5%
Agree Realty Corp.	21,250	1,497,063
Kite Realty Group Trust	51,600	1,302,384
		2,799,447
Semiconductors & Semiconductor Equipment - 1.9%
AXT, Inc. (A)	83,200	180,544
Cohu, Inc. (A)	51,700	1,380,390
Kulicke & Soffa Industries, Inc.	7,650	356,949
Magnachip Semiconductor Corp. (A)	106,100	426,522
MKS Instruments, Inc.	11,200	1,169,168
Onto Innovation, Inc. (A)	9,000	1,500,030
Silicon Motion Technology Corp., ADR	33,450	1,807,972
Tower Semiconductor Ltd. (A)	40,500	2,086,155
Universal Display Corp.	6,825	997,815
		9,905,545
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Software - 0.7%
Adeia, Inc.	121,100	$ 1,692,978
Progress Software Corp.	33,850	2,205,328
		3,898,306
Specialized REITs - 1.1%
Gaming & Leisure Properties, Inc.	117,352	5,651,672
Specialty Retail - 2.1%
Abercrombie & Fitch Co., Class A (A)	16,075	2,402,730
Academy Sports & Outdoors, Inc.	10,000	575,300
American Eagle Outfitters, Inc.	84,900	1,415,283
Ulta Beauty, Inc. (A)	5,300	2,305,129
Urban Outfitters, Inc. (A)	41,500	2,277,520
Williams-Sonoma, Inc.	11,600	2,148,088
		11,124,050
Textiles, Apparel & Luxury Goods - 0.5%
Steven Madden Ltd.	29,200	1,241,584
Tapestry, Inc.	24,250	1,584,253
		2,825,837
Trading Companies & Distributors - 0.6%
WESCO International, Inc.	18,800	3,402,048
Total Common Stocks (Cost $446,394,860)		516,107,404
	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (F)	1,642,815	$ 1,642,815
Total Other Investment Company (Cost $1,642,815)		1,642,815

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp., 1.80% (F), dated 12/31/2024, to be repurchased at $17,202,465 on 01/02/2025. Collateralized by U.S. Government Obligations, 1.13% - 1.25%, due 10/31/2026 - 11/30/2026, and with a total value of $17,544,990.	$ 17,200,745	17,200,745
Total Repurchase Agreement (Cost $17,200,745)		17,200,745
Total Investments (Cost $465,238,420)		534,950,964
Net Other Assets (Liabilities) - (0.4)%		(1,893,848)
Net Assets - 100.0%		$ 533,057,116
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$516,107,404	$—	$0	$516,107,404
Other Investment Company	1,642,815	—	—	1,642,815
Repurchase Agreement	—	17,200,745	—	17,200,745
Total Investments	$517,750,219	$17,200,745	$0	$534,950,964
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Security is Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with TAM's procedures. At December 31, 2024, the total value of the securities is $0, representing 0.0% of the Portfolio’s net assets.
(D)	Security deemed worthless.
(E)
All or a portion of the security is on loan. The total value of the securities on loan is $7,885,240, collateralized by cash collateral of $1,642,815 and non-cash collateral, such as U.S. government securities of $6,482,519. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Rate disclosed reflects the yield at December 31, 2024.
(G)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(H)	Level 3 security was not considered significant to the Portfolio.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $448,037,675) (including securities loaned of $7,885,240)	$517,750,219
Repurchase agreement, at value (cost $17,200,745)	17,200,745
Receivables and other assets:
Net income from securities lending	6,985
Shares of beneficial interest sold	20,714
Dividends	353,798
Interest	860
Total assets	535,333,321
Liabilities:
Cash collateral received upon return of:
Securities on loan	1,642,815
Payables and other liabilities:
Shares of beneficial interest redeemed	120,757
Investment management fees	362,034
Distribution and service fees	52,887
Transfer agent costs	556
Trustee and CCO fees	156
Audit and tax fees	21,100
Custody fees	24,777
Legal fees	6,708
Printing and shareholder reports fees	30,336
Other accrued expenses	14,079
Total liabilities	2,276,205
Net assets	$533,057,116
Net assets consist of:
Capital stock ($0.01 par value)	$274,520
Additional paid-in capital	415,832,307
Total distributable earnings (accumulated losses)	116,950,289
Net assets	$533,057,116
Net assets by class:
Initial Class	$298,987,140
Service Class	234,069,976
Shares outstanding:
Initial Class	15,086,202
Service Class	12,365,789
Net asset value and offering price per share:
Initial Class	$19.82
Service Class	18.93
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$10,187,936
Interest income	445,113
Net income from securities lending	63,600
Withholding taxes on foreign income	(2,820)
Total investment income	10,693,829
Expenses:
Investment management fees	4,127,429
Distribution and service fees:
Service Class	592,201
Transfer agent costs	6,133
Trustee and CCO fees	26,091
Audit and tax fees	25,302
Custody fees	43,297
Legal fees	50,232
Printing and shareholder reports fees	117,190
Other	47,198
Total expenses	5,035,073
Net investment income (loss)	5,658,756
Net realized gain (loss) on:
Investments	57,442,677
Foreign currency transactions	(72)
Net realized gain (loss)	57,442,605
Net change in unrealized appreciation (depreciation) on:
Investments	(17,587,547)
Translation of assets and liabilities denominated in foreign currencies	10
Net change in unrealized appreciation (depreciation)	(17,587,537)
Net realized and change in unrealized gain (loss)	39,855,068
Net increase (decrease) in net assets resulting from operations	$45,513,824
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$5,658,756	$4,541,733
Net realized gain (loss)	57,442,605	13,834,359
Net change in unrealized appreciation (depreciation)	(17,587,537)	41,877,194
Net increase (decrease) in net assets resulting from operations	45,513,824	60,253,286
Dividends and/or distributions to shareholders:
Initial Class	(12,426,473)	(31,498,528)
Service Class	(9,599,830)	(24,207,774)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(22,026,303)	(55,706,302)
Capital share transactions:
Proceeds from shares sold:
Initial Class	6,051,327	4,469,451
Service Class	15,809,482	12,339,776
	21,860,809	16,809,227
Dividends and/or distributions reinvested:
Initial Class	12,426,473	31,498,528
Service Class	9,599,830	24,207,774
	22,026,303	55,706,302
Cost of shares redeemed:
Initial Class	(38,980,168)	(31,579,658)
Service Class	(33,088,605)	(25,753,471)
	(72,068,773)	(57,333,129)
Net increase (decrease) in net assets resulting from capital share transactions	(28,181,661)	15,182,400
Net increase (decrease) in net assets	(4,694,140)	19,729,384
Net assets:
Beginning of year	537,751,256	518,021,872
End of year	$533,057,116	$537,751,256
Capital share transactions - shares:
Shares issued:
Initial Class	304,972	238,557
Service Class	836,913	675,924
	1,141,885	914,481
Shares reinvested:
Initial Class	622,569	1,737,371
Service Class	503,136	1,393,654
	1,125,705	3,131,025
Shares redeemed:
Initial Class	(1,973,620)	(1,691,302)
Service Class	(1,748,404)	(1,434,497)
	(3,722,024)	(3,125,799)
Net increase (decrease) in shares outstanding:
Initial Class	(1,046,079)	284,626
Service Class	(408,355)	635,081
	(1,454,434)	919,707
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$18.96	$18.83	$24.43	$19.19	$19.51
Investment operations:
Net investment income (loss)(A)	0.23	0.19	0.20	0.13	0.17
Net realized and unrealized gain (loss)	1.46	2.05	(2.09)	5.26	0.41
Total investment operations	1.69	2.24	(1.89)	5.39	0.58
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.21)	(0.14)	(0.15)	(0.20)
Net realized gains	(0.64)	(1.90)	(3.57)	—	(0.70)
Total dividends and/or distributions to shareholders	(0.83)	(2.11)	(3.71)	(0.15)	(0.90)
Net asset value, end of year	$19.82	$18.96	$18.83	$24.43	$19.19
Total return	8.86%	12.40%	(8.31)%	28.12%	4.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$298,987	$305,914	$298,340	$355,144	$316,185
Expenses to average net assets	0.82%	0.85%	0.81%	0.82%	0.83%
Net investment income (loss) to average net assets	1.15%	0.98%	0.91%	0.57%	1.03%
Portfolio turnover rate	51%	33%	44%	46%	71%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$18.15	$18.10	$23.62	$18.57	$18.92
Investment operations:
Net investment income (loss)(A)	0.17	0.13	0.14	0.07	0.12
Net realized and unrealized gain (loss)	1.39	1.98	(2.01)	5.09	0.39
Total investment operations	1.56	2.11	(1.87)	5.16	0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)	(0.08)	(0.11)	(0.16)
Net realized gains	(0.64)	(1.90)	(3.57)	—	(0.70)
Total dividends and/or distributions to shareholders	(0.78)	(2.06)	(3.65)	(0.11)	(0.86)
Net asset value, end of year	$18.93	$18.15	$18.10	$23.62	$18.57
Total return	8.56%	12.15%	(8.53)%	27.81%	3.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$234,070	$231,837	$219,682	$276,007	$231,626
Expenses to average net assets	1.07%	1.10%	1.06%	1.07%	1.08%
Net investment income (loss) to average net assets	0.90%	0.73%	0.66%	0.32%	0.77%
Portfolio turnover rate	51%	33%	44%	46%	71%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $21,266.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,642,815	$—	$—	$—	$1,642,815
Total Borrowings	$1,642,815	$—	$—	$—	$1,642,815
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the Portfolio is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued securities or had used a different valuation methodology. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective May 1, 2024
First $100 million	0.775%
Over $100 million up to $350 million	0.755
Over $350 million up to $500 million	0.735
Over $500 million up to $750 million	0.725
Over $750 million up to $1 billion	0.715
Over $1 billion up to $1.5 billion	0.690
Over $1.5 billion up to $2 billion	0.680
Over $2 billion	0.670
Prior to May 1, 2024
First $100 million	0.790
Over $100 million up to $350 million	0.780
Over $350 million up to $500 million	0.770
Over $500 million up to $750 million	0.750
Over $750 million up to $1 billion	0.745
Over $1 billion up to $1.5 billion	0.690
Over $1.5 billion up to $2 billion	0.680
Over $2 billion	0.670
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.83%	May 1, 2025
Service Class	1.08	May 1, 2025
Prior to May 1, 2024
Initial Class	0.88
Service Class	1.13
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$267,780,962	$—	$310,980,772	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$479,374,957	$93,661,218	$(38,085,211)	$55,576,007
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$4,640,398	$—	$17,385,905	$—	$9,689,996	$—	$46,016,306	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$15,926,796	$—	$45,447,485	$—	$—	$—	$55,576,008
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $17,385,905 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica T. Rowe Price Small Cap VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 99.4%
Aerospace & Defense - 2.4%
BWX Technologies, Inc.	19,513	$ 2,173,553
Cadre Holdings, Inc.	22,460	725,458
Curtiss-Wright Corp.	11,891	4,219,759
Hexcel Corp.	7,700	482,790
Leonardo DRS, Inc. (A)	48,187	1,556,922
Loar Holdings, Inc. (A)	6,954	513,970
Moog, Inc., Class A	2,019	397,420
Rocket Lab USA, Inc. (A)(B)	33,800	860,886
Woodward, Inc.	26,982	4,490,345
		15,421,103
Air Freight & Logistics - 0.3%
GXO Logistics, Inc. (A)	40,126	1,745,481
Automobile Components - 0.8%
Modine Manufacturing Co. (A)	10,300	1,194,079
Patrick Industries, Inc. (B)	24,757	2,056,812
Visteon Corp. (A)	19,310	1,713,183
		4,964,074
Banks - 0.8%
Bancorp, Inc. (A)	46,362	2,440,032
First BanCorp	136,248	2,532,850
		4,972,882
Beverages - 0.8%
Coca-Cola Consolidated, Inc.	3,947	4,973,181
Biotechnology - 10.9%
ACADIA Pharmaceuticals, Inc. (A)	25,452	467,044
ADMA Biologics, Inc. (A)	113,136	1,940,282
Agios Pharmaceuticals, Inc. (A)	27,085	890,013
Akero Therapeutics, Inc. (A)	38,169	1,061,862
Alkermes PLC (A)	81,540	2,345,090
Amicus Therapeutics, Inc. (A)	68,646	646,645
Arcellx, Inc. (A)	13,018	998,351
Ascendis Pharma AS, ADR (A)	2,900	399,243
Avidity Biosciences, Inc. (A)	61,043	1,775,131
Beam Therapeutics, Inc. (A)	12,500	310,000
Biohaven Ltd. (A)	54,671	2,041,962
Blueprint Medicines Corp. (A)	27,455	2,394,625
Bridgebio Pharma, Inc. (A)	52,885	1,451,164
Catalyst Pharmaceuticals, Inc. (A)	66,406	1,385,893
Celldex Therapeutics, Inc. (A)	32,668	825,520
Crinetics Pharmaceuticals, Inc. (A)	49,158	2,513,449
Cytokinetics, Inc. (A)	42,658	2,006,632
Denali Therapeutics, Inc. (A)	54,335	1,107,347
Disc Medicine, Inc. (A)	15,040	953,536
Dyne Therapeutics, Inc. (A)	25,500	600,780
Exact Sciences Corp. (A)	36,887	2,072,681
Exelixis, Inc. (A)	95,890	3,193,137
Halozyme Therapeutics, Inc. (A)	67,143	3,210,107
Ideaya Biosciences, Inc. (A)	35,166	903,766
Immunovant, Inc. (A)	10,081	249,706
Insmed, Inc. (A)	67,359	4,650,465
Ionis Pharmaceuticals, Inc. (A)	46,582	1,628,507
Iovance Biotherapeutics, Inc. (A)	70,244	519,806
Janux Therapeutics, Inc. (A)	3,500	187,390
	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Krystal Biotech, Inc. (A)	7,795	$ 1,221,165
Kymera Therapeutics, Inc. (A)	43,263	1,740,471
Madrigal Pharmaceuticals, Inc., ADR (A)(B)	4,430	1,366,965
Merus NV (A)	10,521	442,408
Mirum Pharmaceuticals, Inc. (A)	22,215	918,590
Monte Rosa Therapeutics, Inc. (A)(B)	42,100	292,174
MoonLake Immunotherapeutics (A)	23,932	1,295,918
Natera, Inc. (A)	14,750	2,334,925
Neurocrine Biosciences, Inc. (A)	11,601	1,583,537
Nurix Therapeutics, Inc. (A)	36,030	678,805
Nuvalent, Inc., Class A (A)	17,105	1,338,979
Praxis Precision Medicines, Inc. (A)	11,600	892,736
Prothena Corp. PLC (A)	30,729	425,597
PTC Therapeutics, Inc. (A)	27,456	1,239,364
Replimune Group, Inc. (A)	117,063	1,417,633
REVOLUTION Medicines, Inc. (A)	31,842	1,392,769
Rhythm Pharmaceuticals, Inc. (A)	14,543	814,117
Rocket Pharmaceuticals, Inc. (A)	24,334	305,878
Scholar Rock Holding Corp. (A)	47,747	2,063,625
Soleno Therapeutics, Inc. (A)	9,529	428,329
SpringWorks Therapeutics, Inc. (A)	16,059	580,212
TG Therapeutics, Inc. (A)	12,800	385,280
Ultragenyx Pharmaceutical, Inc. (A)	43,404	1,826,006
Vaxcyte, Inc. (A)	11,693	957,189
Vera Therapeutics, Inc. (A)	37,115	1,569,593
Xencor, Inc. (A)	43,657	1,003,238
		71,245,637
Broadline Retail - 0.2%
Ollie's Bargain Outlet Holdings, Inc. (A)	11,300	1,239,949
Building Products - 3.5%
AAON, Inc.	28,387	3,340,582
AZEK Co., Inc. (A)	91,529	4,344,882
Builders FirstSource, Inc. (A)	7,237	1,034,384
CSW Industrials, Inc.	11,821	4,170,449
Griffon Corp.	23,043	1,642,275
Simpson Manufacturing Co., Inc.	21,699	3,598,345
Trex Co., Inc. (A)	18,500	1,277,055
UFP Industries, Inc.	33,028	3,720,604
		23,128,576
Capital Markets - 1.5%
Affiliated Managers Group, Inc.	7,380	1,364,710
Blue Owl Capital, Inc.	120,569	2,804,435
Donnelley Financial Solutions, Inc. (A)	32,354	2,029,566
Hamilton Lane, Inc., Class A	7,750	1,147,388
StoneX Group, Inc. (A)	25,517	2,499,900
		9,845,999
Chemicals - 2.0%
Axalta Coating Systems Ltd. (A)	90,298	3,089,998
Balchem Corp.	12,258	1,997,993
Cabot Corp.	25,101	2,291,972
Element Solutions, Inc.	43,517	1,106,637
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Olin Corp.	42,940	$ 1,451,372
RPM International, Inc.	25,323	3,116,248
		13,054,220
Commercial Services & Supplies - 1.5%
Brink's Co.	27,087	2,512,861
Casella Waste Systems, Inc., Class A (A)	26,478	2,801,637
Clean Harbors, Inc. (A)	12,226	2,813,692
MSA Safety, Inc.	9,122	1,512,154
		9,640,344
Communications Equipment - 0.1%
Extreme Networks, Inc. (A)	39,706	664,678
Construction & Engineering - 2.2%
API Group Corp. (A)	115,392	4,150,650
Comfort Systems USA, Inc.	3,387	1,436,291
Dycom Industries, Inc. (A)	7,585	1,320,245
EMCOR Group, Inc.	4,805	2,180,990
Fluor Corp. (A)	15,200	749,664
Sterling Infrastructure, Inc. (A)	13,037	2,196,083
WillScot Holdings Corp. (A)	71,058	2,376,890
		14,410,813
Construction Materials - 0.5%
Eagle Materials, Inc.	13,876	3,424,042
Consumer Staples Distribution & Retail - 2.0%
Casey's General Stores, Inc.	7,039	2,789,063
Performance Food Group Co. (A)	25,763	2,178,262
PriceSmart, Inc.	11,157	1,028,341
Sprouts Farmers Market, Inc. (A)	57,697	7,331,557
		13,327,223
Containers & Packaging - 0.1%
Graphic Packaging Holding Co.	19,650	533,694
Distributors - 0.1%
Pool Corp.	1,919	654,264
Diversified Consumer Services - 3.0%
Bright Horizons Family Solutions, Inc. (A)	13,851	1,535,384
Duolingo, Inc. (A)	13,558	4,395,910
Frontdoor, Inc. (A)	45,760	2,501,699
Grand Canyon Education, Inc. (A)	16,330	2,674,854
H&R Block, Inc.	47,456	2,507,575
Laureate Education, Inc. (A)	96,409	1,763,321
Stride, Inc. (A)	42,442	4,410,997
		19,789,740
Diversified Telecommunication Services - 0.4%
GCI Liberty, Inc. (A)(C)(D)(E)	66,048	0
Iridium Communications, Inc.	93,200	2,704,664
		2,704,664
Electrical Equipment - 0.6%
NEXTracker, Inc., Class A (A)	14,200	518,726
Vertiv Holdings Co., Class A	31,278	3,553,494
		4,072,220
	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 4.2%
Advanced Energy Industries, Inc.	13,043	$ 1,508,162
Badger Meter, Inc.	10,062	2,134,351
Belden, Inc.	35,586	4,007,339
ePlus, Inc. (A)	10,000	738,800
Fabrinet (A)	22,276	4,898,047
Littelfuse, Inc.	2,970	699,880
Novanta, Inc. (A)	24,801	3,788,849
Teledyne Technologies, Inc. (A)	9,115	4,230,545
Vontier Corp.	89,055	3,247,836
Zebra Technologies Corp., Class A (A)	5,089	1,965,474
		27,219,283
Energy Equipment & Services - 1.4%
Atlas Energy Solutions, Inc. (B)	32,372	718,011
Expro Group Holdings NV (A)	34,500	430,215
Liberty Energy, Inc.	51,400	1,022,346
Noble Corp. PLC	25,363	796,398
TechnipFMC PLC	124,475	3,602,307
Weatherford International PLC	34,411	2,464,860
		9,034,137
Entertainment - 1.0%
Endeavor Group Holdings, Inc., Class A (B)	103,952	3,252,658
TKO Group Holdings, Inc. (A)	23,210	3,298,373
		6,551,031
Financial Services - 2.3%
Euronet Worldwide, Inc. (A)	24,749	2,545,187
EVERTEC, Inc.	32,813	1,133,033
Mr Cooper Group, Inc. (A)	39,223	3,765,800
Payoneer Global, Inc. (A)	447,232	4,490,209
Remitly Global, Inc. (A)	69,082	1,559,181
Shift4 Payments, Inc., Class A (A)	14,053	1,458,421
		14,951,831
Food Products - 1.0%
Post Holdings, Inc. (A)	30,614	3,504,078
Simply Good Foods Co. (A)	35,992	1,402,968
Vital Farms, Inc. (A)	38,278	1,442,698
		6,349,744
Ground Transportation - 1.0%
ArcBest Corp.	3,200	298,624
Landstar System, Inc.	5,941	1,021,020
Saia, Inc. (A)	8,415	3,834,968
XPO, Inc. (A)	12,575	1,649,211
		6,803,823
Health Care Equipment & Supplies - 3.6%
CONMED Corp.	7,860	537,939
Globus Medical, Inc., Class A (A)	58,061	4,802,225
Haemonetics Corp. (A)	18,951	1,479,694
Lantheus Holdings, Inc. (A)	42,155	3,771,186
LeMaitre Vascular, Inc.	16,158	1,488,798
Merit Medical Systems, Inc. (A)	43,021	4,160,991
Penumbra, Inc. (A)	9,370	2,225,188
PROCEPT BioRobotics Corp. (A)	5,014	403,727
STERIS PLC	5,715	1,174,776
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
TransMedics Group, Inc. (A)(B)	14,912	$ 929,763
UFP Technologies, Inc. (A)	10,004	2,446,078
		23,420,365
Health Care Providers & Services - 4.0%
Addus HomeCare Corp. (A)	12,590	1,578,156
Concentra Group Holdings Parent, Inc.	28,053	554,888
CorVel Corp. (A)	35,502	3,949,953
Encompass Health Corp.	62,098	5,734,750
Ensign Group, Inc.	39,015	5,183,533
Hims & Hers Health, Inc. (A)	17,300	418,314
Molina Healthcare, Inc. (A)	4,075	1,186,029
Option Care Health, Inc. (A)	95,638	2,218,802
RadNet, Inc. (A)	9,841	687,295
Select Medical Holdings Corp.	43,562	821,144
Tenet Healthcare Corp. (A)	29,765	3,757,236
		26,090,100
Health Care Technology - 0.1%
Evolent Health, Inc., Class A (A)	34,800	391,500
Hotels, Restaurants & Leisure - 3.9%
Bloomin' Brands, Inc.	33,186	405,201
Boyd Gaming Corp.	31,275	2,268,688
Brinker International, Inc. (A)	10,630	1,406,243
Choice Hotels International, Inc. (B)	3,485	494,800
Churchill Downs, Inc.	16,770	2,239,466
Domino's Pizza, Inc.	2,856	1,198,835
Hilton Grand Vacations, Inc. (A)	30,328	1,181,276
Light & Wonder, Inc. (A)	44,603	3,852,807
Red Rock Resorts, Inc., Class A	14,783	683,566
Rush Street Interactive, Inc. (A)	112,500	1,543,500
Texas Roadhouse, Inc.	16,312	2,943,174
Travel & Leisure Co.	19,756	996,690
United Parks & Resorts, Inc. (A)	11,668	655,625
Wingstop, Inc.	17,127	4,867,493
Wynn Resorts Ltd.	12,320	1,061,491
		25,798,855
Household Durables - 1.4%
Cavco Industries, Inc. (A)	5,487	2,448,464
Champion Homes, Inc. (A)	18,989	1,672,931
Green Brick Partners, Inc. (A)	31,571	1,783,446
Installed Building Products, Inc.	10,602	1,858,001
TopBuild Corp. (A)	3,701	1,152,269
		8,915,111
Independent Power & Renewable Electricity Producers - 0.1%
Ormat Technologies, Inc.	10,167	688,509
Industrial REITs - 0.3%
First Industrial Realty Trust, Inc.	23,474	1,176,752
Rexford Industrial Realty, Inc.	18,573	718,032
		1,894,784
Insurance - 1.7%
Kinsale Capital Group, Inc.	1,103	513,038
Oscar Health, Inc., Class A (A)	51,073	686,421
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Palomar Holdings, Inc. (A)	22,663	$ 2,392,986
Primerica, Inc.	6,514	1,768,030
RLI Corp.	11,073	1,825,163
Ryan Specialty Holdings, Inc.	17,537	1,125,174
Skyward Specialty Insurance Group, Inc. (A)	56,683	2,864,759
		11,175,571
Interactive Media & Services - 0.1%
Cars.com, Inc. (A)	42,321	733,423
IT Services - 0.7%
ASGN, Inc. (A)	18,837	1,569,876
Globant SA (A)	13,110	2,811,046
		4,380,922
Leisure Products - 0.4%
Brunswick Corp.	10,492	678,622
Mattel, Inc. (A)	124,894	2,214,371
		2,892,993
Life Sciences Tools & Services - 0.9%
10X Genomics, Inc., Class A (A)	32,289	463,670
Charles River Laboratories International, Inc. (A)	6,065	1,119,599
Medpace Holdings, Inc. (A)	3,976	1,320,947
Repligen Corp. (A)	14,246	2,050,569
West Pharmaceutical Services, Inc.	2,995	981,042
		5,935,827
Machinery - 4.9%
Atmus Filtration Technologies, Inc.	90,160	3,532,469
Crane Co.	15,639	2,373,218
Esab Corp.	34,890	4,184,707
Federal Signal Corp.	40,260	3,719,621
Kadant, Inc.	10,675	3,682,768
Lincoln Electric Holdings, Inc.	9,966	1,868,326
Mueller Industries, Inc.	11,700	928,512
RBC Bearings, Inc. (A)	6,553	1,960,264
SPX Technologies, Inc. (A)	29,298	4,263,445
Toro Co.	18,017	1,443,162
Watts Water Technologies, Inc., Class A	18,557	3,772,638
		31,729,130
Marine Transportation - 0.3%
Kirby Corp. (A)	17,846	1,888,107
Media - 0.4%
Nexstar Media Group, Inc.	15,436	2,438,425
Thryv Holdings, Inc. (A)	26,965	399,082
		2,837,507
Metals & Mining - 1.5%
Alpha Metallurgical Resources, Inc. (A)	5,904	1,181,508
ATI, Inc. (A)	62,797	3,456,347
Carpenter Technology Corp.	10,300	1,748,013
MP Materials Corp. (A)(B)	129,205	2,015,598
Warrior Met Coal, Inc.	25,059	1,359,200
		9,760,666
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 2.7%
Centrus Energy Corp., Class A (A)	12,122	$ 807,446
CNX Resources Corp. (A)	59,743	2,190,776
CONSOL Energy, Inc.	14,394	1,535,552
Expand Energy Corp.	14,403	1,433,819
Gulfport Energy Corp. (A)	6,900	1,270,980
Matador Resources Co.	44,377	2,496,650
Permian Resources Corp.	138,388	1,990,019
Range Resources Corp.	45,507	1,637,342
Viper Energy, Inc.	89,095	4,371,892
		17,734,476
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp.	45,458	4,707,176
Personal Care Products - 1.0%
BellRing Brands, Inc. (A)	49,890	3,758,713
elf Beauty, Inc. (A)	16,530	2,075,341
Interparfums, Inc.	6,736	885,851
		6,719,905
Pharmaceuticals - 1.1%
Amphastar Pharmaceuticals, Inc. (A)	32,219	1,196,292
Arvinas, Inc. (A)	42,473	814,207
Intra-Cellular Therapies, Inc. (A)	31,148	2,601,481
Pliant Therapeutics, Inc. (A)	34,651	456,354
Prestige Consumer Healthcare, Inc. (A)	22,214	1,734,691
WaVe Life Sciences Ltd. (A)	20,100	248,637
		7,051,662
Professional Services - 4.0%
Booz Allen Hamilton Holding Corp.	18,356	2,362,417
Broadridge Financial Solutions, Inc., ADR	8,397	1,898,478
CACI International, Inc., Class A (A)	1,651	667,103
CBIZ, Inc. (A)	37,522	3,070,425
ExlService Holdings, Inc. (A)	96,658	4,289,682
First Advantage Corp. (A)	46,406	869,184
FTI Consulting, Inc. (A)	13,729	2,624,024
Paylocity Holding Corp. (A)	11,602	2,314,251
TriNet Group, Inc.	12,884	1,169,481
Upwork, Inc. (A)	199,249	3,257,721
Verra Mobility Corp. (A)	155,412	3,757,862
		26,280,628
Residential REITs - 0.2%
Equity LifeStyle Properties, Inc.	15,490	1,031,634
Semiconductors & Semiconductor Equipment - 4.8%
Axcelis Technologies, Inc. (A)	30,998	2,165,830
Cirrus Logic, Inc. (A)	20,639	2,055,232
Credo Technology Group Holding Ltd. (A)	32,200	2,164,162
Diodes, Inc. (A)	33,363	2,057,496
Entegris, Inc.	13,689	1,356,032
FormFactor, Inc. (A)	30,805	1,355,420
Impinj, Inc. (A)	10,200	1,481,652
Kulicke & Soffa Industries, Inc.	13,327	621,838
MACOM Technology Solutions Holdings, Inc. (A)	27,642	3,590,972
MKS Instruments, Inc.	16,824	1,756,257
	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems, Inc.	1,362	$ 805,896
Onto Innovation, Inc. (A)	26,901	4,483,590
Photronics, Inc. (A)	58,177	1,370,650
Rambus, Inc. (A)	107,106	5,661,623
Veeco Instruments, Inc. (A)	26,700	715,560
		31,642,210
Software - 9.9%
A10 Networks, Inc.	73,096	1,344,966
ACI Worldwide, Inc. (A)	48,960	2,541,514
Agilysys, Inc. (A)	22,012	2,899,200
Aurora Innovation, Inc. (A)	89,400	563,220
Blackbaud, Inc. (A)	22,498	1,663,052
BlackLine, Inc. (A)	13,000	789,880
Box, Inc., Class A (A)	49,582	1,566,791
Braze, Inc., Class A (A)	39,679	1,661,756
CCC Intelligent Solutions Holdings, Inc. (A)	331,870	3,892,835
Cleanspark, Inc. (A)(B)	38,700	356,427
Commvault Systems, Inc. (A)	26,490	3,997,606
Descartes Systems Group, Inc. (A)	42,961	4,880,370
DoubleVerify Holdings, Inc. (A)	100,756	1,935,523
Dynatrace, Inc. (A)	41,857	2,274,928
Fair Isaac Corp. (A)	1,573	3,131,733
Fortinet, Inc. (A)	9,623	909,181
InterDigital, Inc.	7,060	1,367,663
Manhattan Associates, Inc. (A)	12,079	3,264,229
MARA Holdings, Inc. (A)(B)	72,400	1,214,148
MicroStrategy, Inc., Class A (A)(B)	3,971	1,150,081
Nutanix, Inc., Class A (A)	55,063	3,368,754
Pegasystems, Inc.	11,869	1,106,191
Progress Software Corp.	9,100	592,865
PTC, Inc. (A)	18,516	3,404,537
Q2 Holdings, Inc. (A)	41,918	4,219,047
Qualys, Inc. (A)	9,119	1,278,666
Sapiens International Corp. NV	46,334	1,244,995
ServiceTitan, Inc., Class A (A)	2,916	299,969
SPS Commerce, Inc. (A)	19,465	3,581,365
Tenable Holdings, Inc. (A)	29,328	1,154,937
Vertex, Inc., Class A (A)	51,049	2,723,464
		64,379,893
Specialty Retail - 3.2%
Abercrombie & Fitch Co., Class A (A)	29,290	4,377,976
Academy Sports & Outdoors, Inc.	22,555	1,297,589
Asbury Automotive Group, Inc. (A)	4,432	1,077,109
Carvana Co. (A)	8,556	1,739,948
Dick's Sporting Goods, Inc.	9,646	2,207,391
Group 1 Automotive, Inc.	5,000	2,107,400
Murphy USA, Inc.	13,080	6,562,890
Valvoline, Inc. (A)	35,467	1,283,196
		20,653,499
Technology Hardware, Storage & Peripherals - 0.2%
IonQ, Inc. (A)	23,900	998,303
Pure Storage, Inc., Class A (A)	6,349	390,019
		1,388,322
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc. (A)	11,201	$ 1,226,846
Deckers Outdoor Corp. (A)	10,173	2,066,035
		3,292,881
Trading Companies & Distributors - 2.2%
Applied Industrial Technologies, Inc.	16,071	3,848,522
Boise Cascade Co.	15,900	1,889,874
Core & Main, Inc., Class A (A)	9,555	486,445
FTAI Aviation Ltd.	19,060	2,745,403
Herc Holdings, Inc.	4,828	914,274
SiteOne Landscape Supply, Inc. (A)	23,166	3,052,584
Watsco, Inc.	2,670	1,265,286
		14,202,388
Total Common Stocks (Cost $538,041,404)		648,340,677
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (F)	1,136,844	1,136,844
Total Other Investment Company (Cost $1,136,844)		1,136,844

Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp.,
1.80% (F), dated 12/31/2024, to be
repurchased at $4,210,872 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.25%, due 11/30/2026, and
with a value of $4,294,802.
$ 4,210,451	$ 4,210,451
Total Repurchase Agreement (Cost $4,210,451)	4,210,451
Total Investments (Cost $543,388,699)	653,687,972
Net Other Assets (Liabilities) - (0.2)%	(1,607,398)
Net Assets - 100.0%	$ 652,080,574
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$648,340,677	$—	$0	$648,340,677
Other Investment Company	1,136,844	—	—	1,136,844
Repurchase Agreement	—	4,210,451	—	4,210,451
Total Investments	$649,477,521	$4,210,451	$0	$653,687,972
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $11,624,720, collateralized by cash collateral of $1,136,844 and non-cash collateral, such as U.S. government securities of $10,767,193. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Security is Level 3 of the fair value hierarchy.
(D)	Fair valued as determined in good faith in accordance with TAM's procedures. At December 31, 2024, the total value of the securities is $0, representing 0.0% of the Portfolio’s net assets.
(E)	Security deemed worthless.
(F)	Rate disclosed reflects the yield at December 31, 2024.
(G)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(H)	Level 3 security was not considered significant to the Portfolio.
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $539,178,248) (including securities loaned of $11,624,720)	$649,477,521
Repurchase agreement, at value (cost $4,210,451)	4,210,451
Receivables and other assets:
Net income from securities lending	29,512
Shares of beneficial interest sold	75,794
Dividends	110,823
Interest	210
Total assets	653,904,311
Liabilities:
Cash collateral received upon return of:
Securities on loan	1,136,844
Payables and other liabilities:
Shares of beneficial interest redeemed	33,017
Investment management fees	467,190
Distribution and service fees	90,484
Transfer agent costs	682
Trustee and CCO fees	191
Audit and tax fees	20,284
Custody fees	29,913
Legal fees	8,305
Printing and shareholder reports fees	27,082
Other accrued expenses	9,745
Total liabilities	1,823,737
Net assets	$652,080,574
Net assets consist of:
Capital stock ($0.01 par value)	$580,326
Additional paid-in capital	434,582,984
Total distributable earnings (accumulated losses)	216,917,264
Net assets	$652,080,574
Net assets by class:
Initial Class	$257,690,566
Service Class	394,390,008
Shares outstanding:
Initial Class	20,774,810
Service Class	37,257,789
Net asset value and offering price per share:
Initial Class	$12.40
Service Class	10.59
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$2,881,431
Interest income	100,766
Net income from securities lending	147,622
Withholding taxes on foreign income	(10,000)
Total investment income	3,119,819
Expenses:
Investment management fees	5,257,781
Distribution and service fees:
Service Class	989,295
Transfer agent costs	7,551
Trustee and CCO fees	32,345
Audit and tax fees	25,547
Custody fees	50,885
Legal fees	61,908
Printing and shareholder reports fees	107,070
Other	40,548
Total expenses	6,572,930
Net investment income (loss)	(3,453,111)
Net realized gain (loss) on:
Investments	112,712,435
Net change in unrealized appreciation (depreciation) on:
Investments	(29,608,224)
Net realized and change in unrealized gain (loss)	83,104,211
Net increase (decrease) in net assets resulting from operations	$79,651,100
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$(3,453,111)	$(2,915,275)
Net realized gain (loss)	112,712,435	24,593,615
Net change in unrealized appreciation (depreciation)	(29,608,224)	96,075,011
Net increase (decrease) in net assets resulting from operations	79,651,100	117,753,351
Dividends and/or distributions to shareholders:
Initial Class	(9,325,809)	(12,975,384)
Service Class	(16,407,110)	(16,002,128)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(25,732,919)	(28,977,512)
Capital share transactions:
Proceeds from shares sold:
Initial Class	14,206,639	81,983,838
Service Class	27,980,296	16,038,792
	42,186,935	98,022,630
Dividends and/or distributions reinvested:
Initial Class	9,325,809	12,975,384
Service Class	16,407,110	16,002,128
	25,732,919	28,977,512
Cost of shares redeemed:
Initial Class	(103,483,612)	(92,435,798)
Service Class	(55,450,199)	(41,260,187)
	(158,933,811)	(133,695,985)
Net increase (decrease) in net assets resulting from capital share transactions	(91,013,957)	(6,695,843)
Net increase (decrease) in net assets	(37,095,776)	82,079,996
Net assets:
Beginning of year	689,176,350	607,096,354
End of year	$652,080,574	$689,176,350
Capital share transactions - shares:
Shares issued:
Initial Class	1,158,421	7,681,469
Service Class	2,628,756	1,752,747
	3,787,177	9,434,216
Shares reinvested:
Initial Class	744,873	1,220,638
Service Class	1,534,809	1,746,957
	2,279,682	2,967,595
Shares redeemed:
Initial Class	(8,653,630)	(9,260,574)
Service Class	(5,235,601)	(4,536,808)
	(13,889,231)	(13,797,382)
Net increase (decrease) in shares outstanding:
Initial Class	(6,750,336)	(358,467)
Service Class	(1,072,036)	(1,037,104)
	(7,822,372)	(1,395,571)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$11.39	$9.78	$19.01	$18.92	$16.42
Investment operations:
Net investment income (loss)(A)	(0.04)	(0.03)	(0.03)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	1.50	2.07	(3.97)	2.17	3.68
Total investment operations	1.46	2.04	(4.00)	2.09	3.64
Dividends and/or distributions to shareholders:
Net realized gains	(0.45)	(0.43)	(5.23)	(2.00)	(1.14)
Net asset value, end of year	$12.40	$11.39	$9.78	$19.01	$18.92
Total return	12.78%	21.20%	(22.39)%	11.37%	23.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$257,691	$313,491	$272,748	$448,767	$757,843
Expenses to average net assets	0.83%	0.84%	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	(0.37)%	(0.31)%	(0.24)%	(0.43)%	(0.26)%
Portfolio turnover rate	45%	46%	33%	28%	39%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.80	$8.49	$17.39	$17.51	$15.31
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.05)	(0.06)	(0.12)	(0.07)
Net realized and unrealized gain (loss)	1.30	1.79	(3.61)	2.00	3.41
Total investment operations	1.24	1.74	(3.67)	1.88	3.34
Dividends and/or distributions to shareholders:
Net realized gains	(0.45)	(0.43)	(5.23)	(2.00)	(1.14)
Net asset value, end of year	$10.59	$9.80	$8.49	$17.39	$17.51
Total return	12.61%	20.88%	(22.60)%	11.08%	23.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$394,390	$375,685	$334,348	$479,458	$456,089
Expenses to average net assets	1.08%	1.09%	1.06%	1.06%	1.06%
Net investment income (loss) to average net assets	(0.62)%	(0.56)%	(0.49)%	(0.67)%	(0.51)%
Portfolio turnover rate	45%	46%	33%	28%	39%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,136,844	$—	$—	$—	$1,136,844
Total Borrowings	$1,136,844	$—	$—	$—	$1,136,844
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Small capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the Portfolio is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued securities or had used a different valuation methodology. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.78%
Over $1 billion up to $1.5 billion	0.77
Over $1.5 billion	0.76
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.88%	May 1, 2025
Service Class	1.13	May 1, 2025
Prior to May 1, 2024
Initial Class	0.93
Service Class	1.18
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$302,167,994	$—	$414,532,118	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The primary permanent differences are due to real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(183,064)	$183,064
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$547,160,416	$143,041,190	$(36,513,634)	$106,527,556
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$25,732,919	$—	$—	$—	$28,977,512	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$20,374,288	$—	$90,015,420	$—	$—	$—	$106,527,556
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. OPERATING SEGMENTS (continued)
Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $25,732,919 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica T. Rowe Price Small Cap VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica TSW International Equity VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica TSW International Equity VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 94.9%
Australia - 3.0%
BHP Group Ltd.	12,700	$ 310,890
Macquarie Group Ltd.	13,400	1,838,350
Santos Ltd.	347,800	1,438,009
Sonic Healthcare Ltd.	82,900	1,385,909
Whitehaven Coal Ltd.	212,500	815,467
		5,788,625
Belgium - 2.7%
Anheuser-Busch InBev SA	55,600	2,778,874
Groupe Bruxelles Lambert NV	8,900	608,919
KBC Group NV	24,000	1,853,094
		5,240,887
Canada - 0.5%
CCL Industries, Inc., Class B	19,400	998,038
Denmark - 0.3%
Novo Nordisk AS, Class B	5,800	500,435
France - 10.8%
Accor SA	55,000	2,679,950
Amundi SA (A)	18,500	1,230,279
Capgemini SE	14,098	2,309,529
Cie de Saint-Gobain SA	18,700	1,660,043
Pluxee NV	33,700	653,341
Rexel SA	23,800	606,469
Sanofi SA	24,668	2,395,277
Societe Generale SA	78,300	2,202,867
Sodexo SA	16,900	1,392,591
Teleperformance SE	10,200	878,218
TotalEnergies SE	34,600	1,912,802
Veolia Environnement SA	103,856	2,916,472
		20,837,838
Germany - 11.0%
Allianz SE	6,041	1,856,779
BASF SE	21,000	920,872
CTS Eventim AG & Co. KGaA	5,100	431,129
Deutsche Boerse AG	8,100	1,865,885
Deutsche Post AG	43,200	1,525,062
Heidelberg Materials AG	21,600	2,668,961
Infineon Technologies AG	65,185	2,127,751
K&S AG	28,600	309,491
Merck KGaA	8,700	1,266,049
SAP SE	16,000	3,935,586
Siemens AG	14,207	2,770,289
Zalando SE (A)(B)	49,900	1,669,316
		21,347,170
Hong Kong - 2.7%
AIA Group Ltd.	270,500	1,960,839
CK Asset Holdings Ltd.	226,700	931,126
CK Hutchison Holdings Ltd.	430,000	2,297,644
		5,189,609
Ireland - 5.0%
AerCap Holdings NV	28,890	2,764,773
AIB Group PLC	345,000	1,904,772
	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
DCC PLC	29,000	$ 1,866,082
Ryanair Holdings PLC, ADR	22,267	970,619
Smurfit WestRock PLC	40,821	2,198,619
		9,704,865
Israel - 1.0%
Check Point Software Technologies Ltd. (B)	10,200	1,904,340
Italy - 0.2%
Prysmian SpA	7,235	463,013
Japan - 19.4%
Astellas Pharma, Inc.	112,600	1,093,428
Canon, Inc. (C)	43,700	1,419,448
FANUC Corp.	48,800	1,274,800
Fujitsu Ltd.	157,800	2,772,006
Hitachi Ltd.	147,200	3,604,935
Kyocera Corp.	156,500	1,551,185
Nintendo Co. Ltd.	24,500	1,426,923
Olympus Corp.	129,500	1,933,466
ORIX Corp.	145,600	3,128,053
Rakuten Group, Inc. (B)	264,600	1,425,526
Renesas Electronics Corp. (B)	119,000	1,505,947
SBI Holdings, Inc.	94,100	2,363,422
Seven & i Holdings Co. Ltd.	184,600	2,894,089
Sony Group Corp.	225,000	4,741,996
Square Enix Holdings Co. Ltd.	14,000	543,621
Sumitomo Mitsui Financial Group, Inc.	147,300	3,535,234
Toyota Industries Corp.	29,400	2,364,508
		37,578,587
Luxembourg - 2.2%
ArcelorMittal SA	70,200	1,631,034
Eurofins Scientific SE	29,800	1,522,117
Tenaris SA	62,400	1,178,015
		4,331,166
Netherlands - 4.3%
ASML Holding NV	3,500	2,460,609
EXOR NV	6,100	559,520
Heineken Holding NV	22,943	1,374,834
ING Groep NV, Series N	99,900	1,565,673
Koninklijke Philips NV (B)	26,420	667,759
Prosus NV	40,800	1,620,773
		8,249,168
Norway - 1.8%
Aker BP ASA	68,138	1,339,490
DNB Bank ASA	111,500	2,226,034
		3,565,524
Republic of Korea - 0.9%
Samsung Electronics Co. Ltd.	51,600	1,841,439
Singapore - 1.7%
DBS Group Holdings Ltd.	102,170	3,270,877
Sweden - 2.9%
Boliden AB	36,300	1,021,297
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Essity AB, Class B	78,200	$ 2,090,027
Husqvarna AB, B Shares	30,400	158,636
Skandinaviska Enskilda Banken AB, Class A	130,400	1,787,012
Volvo AB, B Shares	21,949	533,408
		5,590,380
Switzerland - 7.4%
Cie Financiere Richemont SA, Class A	13,200	1,996,818
Glencore PLC (B)	367,000	1,623,687
Julius Baer Group Ltd.	22,800	1,479,067
Nestle SA	43,676	3,583,317
Novartis AG	16,380	1,594,711
Roche Holding AG	14,332	4,007,322
		14,284,922
United Kingdom - 16.2%
Ashtead Group PLC	26,300	1,634,724
Aviva PLC	198,365	1,164,186
Barratt Redrow PLC	180,300	993,383
BP PLC	486,900	2,395,531
Bunzl PLC	16,300	672,581
Burberry Group PLC	32,700	401,184
CNH Industrial NV	142,300	1,612,259
Dowlais Group PLC	357,003	301,456
GSK PLC	103,780	1,749,402
Inchcape PLC	130,987	1,261,846
Informa PLC	79,104	790,658
Kingfisher PLC	319,500	994,755
Legal & General Group PLC	698,400	2,009,203
Liberty Global Ltd., Class C (B)	46,123	606,056
Lloyds Banking Group PLC	3,650,900	2,503,753
Pearson PLC	78,900	1,266,294
Persimmon PLC	47,900	718,393
Reckitt Benckiser Group PLC	34,800	2,105,550
Shell PLC	73,100	2,265,883
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Smith & Nephew PLC	72,800	$ 903,545
Tesco PLC	455,474	2,100,075
Unilever PLC	44,693	2,544,659
Wise PLC, Class A (B)	24,200	322,955
		31,318,331
United States - 0.9%
Linde PLC	4,100	1,716,547
Total Common Stocks (Cost $168,413,882)		183,721,761
PREFERRED STOCK - 0.7%
Germany - 0.7%
Henkel AG & Co. KGaA, 2.19% (D)	14,400	1,263,405
Total Preferred Stock (Cost $1,131,335)		1,263,405

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 1.80% (D), dated 12/31/2024, to be repurchased at $7,902,375 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $8,059,627.	$ 7,901,585	7,901,585
Total Repurchase Agreement (Cost $7,901,585)		7,901,585
Total Investments (Cost $177,446,802)		192,886,751
Net Other Assets (Liabilities) - 0.3%		630,463
Net Assets - 100.0%		$ 193,517,214
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	10.8%	$20,849,316
Pharmaceuticals	6.5	12,606,624
Industrial Conglomerates	5.5	10,538,950
Oil, Gas & Consumable Fuels	5.3	10,167,182
Capital Markets	4.5	8,777,003
Insurance	3.6	6,991,007
Household Durables	3.3	6,453,772
Semiconductors & Semiconductor Equipment	3.2	6,094,307
Machinery	3.1	5,943,611
Software	3.0	5,839,926
Trading Companies & Distributors	2.9	5,678,547
Household Products	2.8	5,458,982
Financial Services	2.7	5,272,788
IT Services	2.6	5,081,535
Consumer Staples Distribution & Retail	2.6	4,994,164
Metals & Mining	2.4	4,586,908
Beverages	2.2	4,153,708
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Hotels, Restaurants & Leisure	2.1%	$4,072,541
Food Products	1.9	3,583,317
Health Care Equipment & Supplies	1.8	3,504,770
Technology Hardware, Storage & Peripherals	1.7	3,260,887
Containers & Packaging	1.7	3,196,657
Broadline Retail	1.6	3,046,299
Chemicals	1.5	2,946,910
Multi-Utilities	1.5	2,916,472
Construction Materials	1.4	2,668,961
Specialty Retail	1.4	2,664,071
Personal Care Products	1.3	2,544,659
Entertainment	1.2	2,401,673
Textiles, Apparel & Luxury Goods	1.2	2,398,002
Building Products	0.9	1,660,043
Electronic Equipment, Instruments & Components	0.8	1,551,185
Air Freight & Logistics	0.8	1,525,062
Life Sciences Tools & Services	0.8	1,522,117
Health Care Providers & Services	0.7	1,385,909
Diversified Consumer Services	0.7	1,266,294
Distributors	0.7	1,261,846
Energy Equipment & Services	0.6	1,178,015
Passenger Airlines	0.5	970,619
Real Estate Management & Development	0.5	931,126
Professional Services	0.5	878,218
Media	0.4	790,658
Diversified Telecommunication Services	0.3	606,056
Electrical Equipment	0.2	463,013
Automobile Components	0.2	301,456
Investments	95.9	184,985,166
Short-Term Investments	4.1	7,901,585
Total Investments	100.0%	$ 192,886,751
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$12,771,251	$170,950,510	$—	$183,721,761
Preferred Stock	—	1,263,405	—	1,263,405
Repurchase Agreement	—	7,901,585	—	7,901,585
Total Investments	$12,771,251	$180,115,500	$—	$192,886,751
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $2,899,595, representing 1.5% of the
Portfolio's net assets.

(B)	Non-income producing security.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $1,236,880, collateralized by non-cash collateral, such as U.S.
government securities of $1,298,765. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	Rate disclosed reflects the yield at December 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $169,545,217) (including securities loaned of $1,236,880)	$184,985,166
Repurchase agreement, at value (cost $7,901,585)	7,901,585
Receivables and other assets:
Net income from securities lending	900
Shares of beneficial interest sold	19,866
Dividends	74,568
Interest	395
Tax reclaims	761,613
Total assets	193,744,093
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	9,895
Investment management fees	131,781
Distribution and service fees	14,138
Transfer agent costs	185
Trustee and CCO fees	52
Audit and tax fees	20,433
Custody fees	36,853
Legal fees	2,375
Printing and shareholder reports fees	7,147
Other accrued expenses	4,020
Total liabilities	226,879
Net assets	$193,517,214
Net assets consist of:
Capital stock ($0.01 par value)	$133,737
Additional paid-in capital	165,582,983
Total distributable earnings (accumulated losses)	27,800,494
Net assets	$193,517,214
Net assets by class:
Initial Class	$129,798,501
Service Class	63,718,713
Shares outstanding:
Initial Class	8,938,007
Service Class	4,435,686
Net asset value and offering price per share:
Initial Class	$14.52
Service Class	14.37
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$6,370,765
Interest income	103,225
Net income from securities lending	22,568
Withholding taxes on foreign income	(580,871)
Total investment income	5,915,687
Expenses:
Investment management fees	1,461,496
Distribution and service fees:
Service Class	164,588
Transfer agent costs	2,134
Trustee and CCO fees	9,242
Audit and tax fees	21,839
Custody fees	62,180
Legal fees	17,846
Printing and shareholder reports fees	26,623
Other	23,083
Total expenses	1,789,031
Net investment income (loss)	4,126,656
Net realized gain (loss) on:
Investments	10,534,676
Foreign currency transactions	(53,786)
Net realized gain (loss)	10,480,890
Net change in unrealized appreciation (depreciation) on:
Investments	(7,288,973)
Translation of assets and liabilities denominated in foreign currencies	(55,135)
Net change in unrealized appreciation (depreciation)	(7,344,108)
Net realized and change in unrealized gain (loss)	3,136,782
Net increase (decrease) in net assets resulting from operations	$7,263,438
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$4,126,656	$3,907,296
Net realized gain (loss)	10,480,890	2,597,913
Net change in unrealized appreciation (depreciation)	(7,344,108)	19,692,519
Net increase (decrease) in net assets resulting from operations	7,263,438	26,197,728
Dividends and/or distributions to shareholders:
Initial Class	(3,420,570)	(1,298,953)
Service Class	(1,810,190)	(517,359)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,230,760)	(1,816,312)
Capital share transactions:
Proceeds from shares sold:
Initial Class	40,652,171	30,649,107
Service Class	7,844,813	6,254,290
	48,496,984	36,903,397
Dividends and/or distributions reinvested:
Initial Class	3,420,570	1,298,953
Service Class	1,810,190	517,359
	5,230,760	1,816,312
Cost of shares redeemed:
Initial Class	(40,698,266)	(26,032,114)
Service Class	(10,959,354)	(10,053,658)
	(51,657,620)	(36,085,772)
Net increase (decrease) in net assets resulting from capital share transactions	2,070,124	2,633,937
Net increase (decrease) in net assets	4,102,802	27,015,353
Net assets:
Beginning of year	189,414,412	162,399,059
End of year	$193,517,214	$189,414,412
Capital share transactions - shares:
Shares issued:
Initial Class	2,744,928	2,271,080
Service Class	528,956	463,366
	3,273,884	2,734,446
Shares reinvested:
Initial Class	220,540	95,092
Service Class	117,851	38,238
	338,391	133,330
Shares redeemed:
Initial Class	(2,650,486)	(1,859,276)
Service Class	(739,617)	(747,815)
	(3,390,103)	(2,607,091)
Net increase (decrease) in shares outstanding:
Initial Class	314,982	506,896
Service Class	(92,810)	(246,211)
	222,172	260,685
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$14.45	$12.65	$16.04	$14.40	$13.95
Investment operations:
Net investment income (loss)(A)	0.34	0.30	0.34	0.31	0.20
Net realized and unrealized gain (loss)	0.18	1.65	(2.70)	1.62	0.65
Total investment operations	0.52	1.95	(2.36)	1.93	0.85
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.15)	(0.47)	(0.29)	(0.40)
Net realized gains	—	—	(0.56)	—	—
Total dividends and/or distributions to shareholders	(0.45)	(0.15)	(1.03)	(0.29)	(0.40)
Net asset value, end of year	$14.52	$14.45	$12.65	$16.04	$14.40
Total return	3.38%	15.48%	(14.40)%	13.41%	6.54%
Ratio and supplemental data:
Net assets end of year (000’s)	$129,798	$124,632	$102,637	$124,895	$126,686
Expenses to average net assets	0.86%	0.86%	0.85%	0.85%	0.88%
Net investment income (loss) to average net assets	2.29%	2.21%	2.49%	1.97%	1.59%
Portfolio turnover rate	24%	17%	14%	19%	20%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$14.31	$12.52	$15.88	$14.26	$13.83
Investment operations:
Net investment income (loss)(A)	0.29	0.27	0.31	0.26	0.16
Net realized and unrealized gain (loss)	0.18	1.63	(2.68)	1.62	0.64
Total investment operations	0.47	1.90	(2.37)	1.88	0.80
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.11)	(0.43)	(0.26)	(0.37)
Net realized gains	—	—	(0.56)	—	—
Total dividends and/or distributions to shareholders	(0.41)	(0.11)	(0.99)	(0.26)	(0.37)
Net asset value, end of year	$14.37	$14.31	$12.52	$15.88	$14.26
Total return	3.11%	15.26%	(14.63)%	13.20%	6.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$63,719	$64,782	$59,762	$77,923	$68,290
Expenses to average net assets	1.11%	1.11%	1.10%	1.10%	1.13%
Net investment income (loss) to average net assets	1.96%	2.02%	2.29%	1.67%	1.28%
Portfolio turnover rate	24%	17%	14%	19%	20%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TSW International Equity VP (formerly, Transamerica TS&W International Equity VP) (the "Portfolio") is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $1,648.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Small and medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Currency risk: The value of a Portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $1 billion	0.74
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion up to $8 billion	0.68
Over $8 billion	0.66
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.91%	May 1, 2025
Service Class	1.16	May 1, 2025
Prior to May 1, 2024
Initial Class	0.92
Service Class	1.17
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$44,190,639	$—	$51,041,992	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$179,403,113	$28,334,297	$(14,850,659)	$13,483,638
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the capital loss carryforwards utilized are $122,844.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,230,760	$—	$—	$—	$1,816,312	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$4,813,156	$—	$9,542,156	$—	$—	$—	$13,445,182
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica TSW International Equity VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica TSW International Equity VP (formerly, Transamerica TS&W International Equity VP) (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 4,589,354	$416,762
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW International Equity VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica TSW Mid Cap Value Opportunities VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica TSW Mid Cap Value Opportunities VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 95.6%
Aerospace & Defense - 2.2%
Huntington Ingalls Industries, Inc.	27,600	$ 5,215,572
Banks - 2.0%
First Citizens BancShares, Inc., Class A	2,235	4,722,600
Beverages - 1.2%
Molson Coors Beverage Co., Class B	52,300	2,997,836
Chemicals - 1.9%
Mosaic Co.	181,600	4,463,728
Consumer Finance - 1.1%
Ally Financial, Inc.	76,900	2,769,169
Consumer Staples Distribution & Retail - 5.1%
Dollar General Corp.	34,400	2,608,208
Dollar Tree, Inc. (A)	44,600	3,342,324
U.S. Foods Holding Corp. (A)	35,422	2,389,568
Walgreens Boots Alliance, Inc.	415,200	3,873,816
		12,213,916
Containers & Packaging - 2.9%
Crown Holdings, Inc.	43,500	3,597,015
Graphic Packaging Holding Co.	128,952	3,502,336
		7,099,351
Distributors - 1.8%
LKQ Corp.	118,298	4,347,452
Diversified Telecommunication Services - 1.1%
Liberty Global Ltd., Class A (A)	208,500	2,660,460
Electric Utilities - 4.2%
Evergy, Inc.	92,100	5,668,755
OGE Energy Corp.	107,075	4,416,844
		10,085,599
Electronic Equipment, Instruments & Components - 2.9%
TD SYNNEX Corp.	30,920	3,626,297
Vontier Corp.	95,072	3,467,276
		7,093,573
Energy Equipment & Services - 2.4%
Halliburton Co.	143,300	3,896,327
Noble Corp. PLC	62,300	1,956,220
		5,852,547
Entertainment - 1.5%
Warner Bros Discovery, Inc. (A)	349,500	3,694,215
Financial Services - 3.8%
Corpay, Inc. (A)	13,200	4,467,144
Global Payments, Inc.	41,500	4,650,490
		9,117,634
Food Products - 10.1%
Archer-Daniels-Midland Co.	110,400	5,577,408
Conagra Brands, Inc.	133,300	3,699,075
Kraft Heinz Co.	180,400	5,540,084
Lamb Weston Holdings, Inc.	15,200	1,015,816
	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Post Holdings, Inc. (A)	37,196	$ 4,257,454
Tyson Foods, Inc., Class A	76,900	4,417,136
		24,506,973
Gas Utilities - 1.1%
National Fuel Gas Co.	43,365	2,631,388
Health Care Equipment & Supplies - 4.1%
Baxter International, Inc.	192,100	5,601,636
Koninklijke Philips NV (A)(B)	73,342	1,857,019
Zimmer Biomet Holdings, Inc.	24,000	2,535,120
		9,993,775
Health Care Providers & Services - 3.9%
Centene Corp. (A)	77,900	4,719,182
Henry Schein, Inc. (A)	43,564	3,014,629
Labcorp Holdings, Inc.	7,375	1,691,235
		9,425,046
Insurance - 4.6%
Fidelity National Financial, Inc.	74,200	4,165,588
Markel Group, Inc. (A)	2,500	4,315,575
Willis Towers Watson PLC	8,100	2,537,244
		11,018,407
Interactive Media & Services - 3.4%
IAC, Inc. (A)	95,858	4,135,314
Match Group, Inc. (A)	125,000	4,088,750
		8,224,064
IT Services - 0.8%
Cognizant Technology Solutions Corp., Class A	25,700	1,976,330
Life Sciences Tools & Services - 2.2%
Bio-Rad Laboratories, Inc., Class A (A)	12,300	4,040,673
IQVIA Holdings, Inc. (A)	6,400	1,257,664
		5,298,337
Machinery - 1.4%
CNH Industrial NV	187,400	2,123,242
Middleby Corp. (A)	9,400	1,273,230
		3,396,472
Media - 4.7%
EchoStar Corp., Class A (A)	46,100	1,055,690
Liberty Broadband Corp., Class C (A)	48,880	3,654,269
News Corp., Class A	110,300	3,037,662
Sirius XM Holdings, Inc.	158,628	3,616,718
		11,364,339
Metals & Mining - 1.7%
Commercial Metals Co.	84,100	4,171,360
Multi-Utilities - 4.7%
Dominion Energy, Inc.	118,100	6,360,866
NiSource, Inc.	138,560	5,093,466
		11,454,332
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Office REITs - 1.0%
JBG SMITH Properties	158,619	$ 2,437,974
Oil, Gas & Consumable Fuels - 3.7%
HF Sinclair Corp.	123,900	4,342,695
Kinder Morgan, Inc.	165,910	4,545,934
		8,888,629
Pharmaceuticals - 5.5%
Jazz Pharmaceuticals PLC (A)	40,007	4,926,862
Organon & Co.	18,100	270,052
Perrigo Co. PLC	163,100	4,193,301
Viatris, Inc.	305,100	3,798,495
		13,188,710
Professional Services - 5.0%
Amentum Holdings, Inc. (A)	153,600	3,230,208
Clarivate PLC (A)(B)	611,250	3,105,150
Jacobs Solutions, Inc.	28,400	3,794,808
SS&C Technologies Holdings, Inc.	24,400	1,849,032
		11,979,198
Specialized REITs - 1.8%
Gaming & Leisure Properties, Inc.	90,500	4,358,480
Specialty Retail - 0.8%
Ulta Beauty, Inc. (A)	4,300	1,870,199
	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 1.0%
WESCO International, Inc.	13,900	$ 2,515,344
Total Common Stocks (Cost $230,013,483)		231,033,009

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp., 1.80% (C), dated 12/31/2024, to be repurchased at $10,598,510 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $10,809,582.	$ 10,597,451	10,597,451
Total Repurchase Agreement (Cost $10,597,451)		10,597,451
Total Investments (Cost $240,610,934)		241,630,460
Net Other Assets (Liabilities) - (0.0)% (D)		(92,418)
Net Assets - 100.0%		$ 241,538,042
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$231,033,009	$—	$—	$231,033,009
Repurchase Agreement	—	10,597,451	—	10,597,451
Total Investments	$231,033,009	$10,597,451	$—	$241,630,460
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $3,440,883, collateralized by non-cash collateral, such as U.S.
government securities of $3,544,047. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2024.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $230,013,483) (including securities loaned of $3,440,883)	$231,033,009
Repurchase agreement, at value (cost $10,597,451)	10,597,451
Receivables and other assets:
Net income from securities lending	876
Shares of beneficial interest sold	58,089
Dividends	106,186
Interest	530
Total assets	241,796,141
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,265
Investment management fees	151,442
Distribution and service fees	50,944
Transfer agent costs	253
Trustee and CCO fees	71
Audit and tax fees	19,273
Custody fees	12,930
Legal fees	3,365
Printing and shareholder reports fees	11,030
Other accrued expenses	7,526
Total liabilities	258,099
Net assets	$241,538,042
Net assets consist of:
Capital stock ($0.01 par value)	$191,420
Additional paid-in capital	177,611,226
Total distributable earnings (accumulated losses)	63,735,396
Net assets	$241,538,042
Net assets by class:
Initial Class	$15,692,656
Service Class	225,845,386
Shares outstanding:
Initial Class	1,202,882
Service Class	17,939,143
Net asset value and offering price per share:
Initial Class	$13.05
Service Class	12.59
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$4,698,791
Interest income	217,487
Net income from securities lending	3,966
Total investment income	4,920,244
Expenses:
Investment management fees	1,984,308
Distribution and service fees:
Service Class	589,564
Transfer agent costs	2,909
Trustee and CCO fees	12,301
Audit and tax fees	21,105
Custody fees	21,152
Legal fees	38,595
Printing and shareholder reports fees	49,007
Other	24,978
Total expenses before waiver and/or reimbursement and recapture	2,743,919
Expenses waived and/or reimbursed:
Initial Class	(4,316)
Recapture of previously waived and/or reimbursed fees:
Initial Class	4,316
Net expenses	2,743,919
Net investment income (loss)	2,176,325
Net realized gain (loss) on:
Investments	62,429,051
Net change in unrealized appreciation (depreciation) on:
Investments	(42,913,630)
Net realized and change in unrealized gain (loss)	19,515,421
Net increase (decrease) in net assets resulting from operations	$21,691,746
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$2,176,325	$3,094,762
Net realized gain (loss)	62,429,051	39,876,868
Net change in unrealized appreciation (depreciation)	(42,913,630)	(6,268,729)
Net increase (decrease) in net assets resulting from operations	21,691,746	36,702,901
Dividends and/or distributions to shareholders:
Initial Class	(2,788,877)	(12,473,236)
Service Class	(41,385,029)	(24,604,745)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(44,173,906)	(37,077,981)
Capital share transactions:
Proceeds from shares sold:
Initial Class	147,038	23,090,348
Service Class	4,257,030	7,766,899
	4,404,068	30,857,247
Dividends and/or distributions reinvested:
Initial Class	2,788,877	12,473,236
Service Class	41,385,029	24,604,745
	44,173,906	37,077,981
Cost of shares redeemed:
Initial Class	(68,065,812)	(192,211,978)
Service Class	(33,545,945)	(36,678,211)
	(101,611,757)	(228,890,189)
Net increase (decrease) in net assets resulting from capital share transactions	(53,033,783)	(160,954,961)
Net increase (decrease) in net assets	(75,515,943)	(161,330,041)
Net assets:
Beginning of year	317,053,985	478,384,026
End of year	$241,538,042	$317,053,985
Capital share transactions - shares:
Shares issued:
Initial Class	10,180	1,669,930
Service Class	303,420	545,147
	313,600	2,215,077
Shares reinvested:
Initial Class	210,640	924,628
Service Class	3,235,733	1,876,792
	3,446,373	2,801,420
Shares redeemed:
Initial Class	(4,572,149)	(13,168,551)
Service Class	(2,418,347)	(2,645,463)
	(6,990,496)	(15,814,014)
Net increase (decrease) in shares outstanding:
Initial Class	(4,351,329)	(10,573,993)
Service Class	1,120,806	(223,524)
	(3,230,523)	(10,797,517)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$14.48	$14.62	$19.74	$15.64	$16.28
Investment operations:
Net investment income (loss)(A)	0.12	0.13	0.18	0.13	0.16
Net realized and unrealized gain (loss)	1.14	1.33	(1.72)	4.41	(0.08)
Total investment operations	1.26	1.46	(1.54)	4.54	0.08
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.22)	(0.15)	(0.14)	(0.18)
Net realized gains	(2.47)	(1.38)	(3.43)	(0.30)	(0.54)
Total dividends and/or distributions to shareholders	(2.69)	(1.60)	(3.58)	(0.44)	(0.72)
Net asset value, end of year	$13.05	$14.48	$14.62	$19.74	$15.64
Total return	8.48%	10.81%	(8.23)%	29.19%	1.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,693	$80,441	$235,756	$263,545	$199,873
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.91%	0.87%	0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.81%(B)	0.91%	0.87%	0.87%	0.88%
Net investment income (loss) to average net assets	0.79%	0.93%	1.05%	0.68%	1.14%
Portfolio turnover rate	126%	18%	15%	45%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$14.07	$14.24	$19.31	$15.32	$15.97
Investment operations:
Net investment income (loss)(A)	0.12	0.12	0.13	0.08	0.12
Net realized and unrealized gain (loss)	1.05	1.27	(1.67)	4.32	(0.09)
Total investment operations	1.17	1.39	(1.54)	4.40	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.18)	(0.10)	(0.11)	(0.14)
Net realized gains	(2.47)	(1.38)	(3.43)	(0.30)	(0.54)
Total dividends and/or distributions to shareholders	(2.65)	(1.56)	(3.53)	(0.41)	(0.68)
Net asset value, end of year	$12.59	$14.07	$14.24	$19.31	$15.32
Total return	8.09%	10.57%	(8.43)%	28.84%	1.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$225,845	$236,613	$242,628	$297,801	$251,374
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.16%	1.12%	1.12%	1.13%
Including waiver and/or reimbursement and recapture	1.06%	1.16%	1.12%	1.12%	1.13%
Net investment income (loss) to average net assets	0.83%	0.83%	0.81%	0.43%	0.88%
Portfolio turnover rate	126%	18%	15%	45%	22%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TSW Mid Cap Value Opportunities VP (formerly, Transamerica JPMorgan Mid Cap Value VP) (the "Portfolio") is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $14,014.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective May 1, 2024
First $750 million	0.6950%
Over $750 million up to $1.5 billion	0.6925
Over $1.5 billion up to $2 billion	0.6500
Over $2 billion	0.6300
Prior to May 1, 2024
First $100 million	0.8800
Over $100 million up to $550 million	0.8300
Over $550 million up to $750 million	0.7900
Over $750 million up to $1 billion	0.7700
Over $1 billion	0.7600
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.78%	May 1, 2025
Service Class	1.03	May 1, 2025
Prior to May 1, 2024
Initial Class	0.93
Service Class	1.17
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$323,115,618	$—	$422,610,768	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$12,902	$(12,902)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$242,701,385	$16,628,915	$(17,699,840)	$(1,070,925)
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$3,102,520	$—	$41,071,386	$—	$5,333,073	$—	$31,744,908	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$16,009,404	$—	$48,796,917	$—	$—	$—	$(1,070,925)
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica TSW Mid Cap Value Opportunities VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica TSW Mid Cap Value Opportunities VP (formerly, Transamerica JPMorgan Mid Cap Value VP) (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the
“Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $41,071,386 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica TSW Mid Cap Value Opportunities VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica WMC US Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 99.8%
Automobiles - 3.2%
Tesla, Inc. (A)	467,715	$ 188,882,026
Beverages - 0.7%
Monster Beverage Corp. (A)	741,072	38,950,744
Biotechnology - 0.7%
Vertex Pharmaceuticals, Inc. (A)	101,521	40,882,507
Broadline Retail - 5.7%
Amazon.com, Inc. (A)	1,506,543	330,520,469
Building Products - 0.6%
Builders FirstSource, Inc. (A)	239,064	34,169,418
Capital Markets - 2.5%
Ares Management Corp., Class A	304,401	53,888,109
KKR & Co., Inc.	315,064	46,601,116
S&P Global, Inc.	89,677	44,661,837
		145,151,062
Chemicals - 1.1%
Sherwin-Williams Co.	182,720	62,112,010
Communications Equipment - 1.1%
Arista Networks, Inc. (A)	557,510	61,621,580
Consumer Finance - 0.9%
American Express Co.	187,963	55,785,539
Electrical Equipment - 1.4%
Emerson Electric Co.	177,921	22,049,750
GE Vernova, Inc.	77,093	25,358,200
Vertiv Holdings Co., Class A	289,972	32,943,719
		80,351,669
Electronic Equipment, Instruments & Components - 2.0%
Amphenol Corp., Class A	454,364	31,555,580
CDW Corp.	258,278	44,950,703
Coherent Corp. (A)	421,016	39,882,846
		116,389,129
Entertainment - 4.3%
Liberty Media Corp. - Liberty Formula One, Class C (A)	598,626	55,468,685
Live Nation Entertainment, Inc. (A)	470,196	60,890,382
Netflix, Inc. (A)	147,319	131,308,371
		247,667,438
Financial Services - 2.9%
Mastercard, Inc., Class A	318,845	167,894,212
Ground Transportation - 1.2%
Uber Technologies, Inc. (A)	1,171,186	70,645,939
Health Care Equipment & Supplies - 1.4%
Boston Scientific Corp. (A)	535,283	47,811,478
Edwards Lifesciences Corp. (A)	483,946	35,826,522
		83,638,000
Health Care Providers & Services - 0.8%
UnitedHealth Group, Inc.	91,995	46,536,591
	Shares	Value
COMMON STOCKS (continued)
Health Care Technology - 1.1%
Veeva Systems, Inc., Class A (A)	296,662	$ 62,373,185
Hotels, Restaurants & Leisure - 3.9%
Airbnb, Inc., Class A (A)	264,880	34,807,881
Chipotle Mexican Grill, Inc. (A)	1,280,608	77,220,662
DoorDash, Inc., Class A (A)	380,180	63,775,195
DraftKings, Inc., Class A (A)	956,358	35,576,517
Viking Holdings Ltd. (A)	300,812	13,253,777
		224,634,032
Independent Power & Renewable Electricity Producers - 0.2%
Vistra Corp.	94,506	13,029,542
Interactive Media & Services - 10.4%
Alphabet, Inc., Class A	1,540,304	291,579,547
Meta Platforms, Inc., Class A	487,712	285,560,253
Pinterest, Inc., Class A (A)	822,921	23,864,709
		601,004,509
IT Services - 1.0%
Gartner, Inc. (A)	115,478	55,945,627
Machinery - 0.9%
Ingersoll Rand, Inc.	568,734	51,447,678
Oil, Gas & Consumable Fuels - 0.3%
Diamondback Energy, Inc.	111,431	18,255,741
Personal Care Products - 0.6%
Estee Lauder Cos., Inc., Class A	507,798	38,074,694
Pharmaceuticals - 4.1%
Eli Lilly & Co.	221,060	170,658,320
Merck & Co., Inc.	670,108	66,662,344
		237,320,664
Semiconductors & Semiconductor Equipment - 17.3%
Broadcom, Inc.	1,257,687	291,582,154
KLA Corp.	100,930	63,598,012
Marvell Technology, Inc.	200,369	22,130,756
NVIDIA Corp.	3,981,273	534,645,151
QUALCOMM, Inc.	424,767	65,252,706
Texas Instruments, Inc.	137,853	25,848,816
		1,003,057,595
Software - 17.1%
Adobe, Inc. (A)	107,429	47,771,528
AppLovin Corp., Class A (A)	89,012	28,824,756
Cadence Design Systems, Inc. (A)	200,089	60,118,741
HubSpot, Inc. (A)	47,275	32,939,802
Intuit, Inc.	125,225	78,703,912
Microsoft Corp.	967,922	407,979,123
Palo Alto Networks, Inc. (A)	262,650	47,791,794
PTC, Inc. (A)	236,346	43,456,939
Salesforce, Inc.	311,904	104,278,864
ServiceNow, Inc. (A)	94,920	100,626,590
Workday, Inc., Class A (A)	144,691	37,334,619
		989,826,668
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Specialized REITs - 0.9%
Equinix, Inc.	53,493	$ 50,438,015
Specialty Retail - 1.2%
O'Reilly Automotive, Inc. (A)	57,702	68,423,032
Technology Hardware, Storage & Peripherals - 9.1%
Apple, Inc.	2,106,986	527,631,434
Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc., Class B	605,317	45,804,337
Trading Companies & Distributors - 0.4%
FTAI Aviation Ltd.	153,286	22,079,315
Total Common Stocks (Cost $3,958,074,578)		5,780,544,401

Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $15,301,603 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.25%, due 11/30/2026, and
with a value of $15,606,226.
$ 15,300,073	$ 15,300,073
Total Repurchase Agreement (Cost $15,300,073)	15,300,073
Total Investments (Cost $3,973,374,651)	5,795,844,474
Net Other Assets (Liabilities) - (0.1)%	(4,088,522)
Net Assets - 100.0%	$ 5,791,755,952
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$5,780,544,401	$—	$—	$5,780,544,401
Repurchase Agreement	—	15,300,073	—	15,300,073
Total Investments	$5,780,544,401	$15,300,073	$—	$5,795,844,474
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $3,958,074,578)	$5,780,544,401
Repurchase agreement, at value (cost $15,300,073)	15,300,073
Foreign currency, at value (cost $6,550)	6,206
Receivables and other assets:
Shares of beneficial interest sold	67,314
Dividends	1,026,796
Interest	765
Tax reclaims	1,202
Total assets	5,796,946,757
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,266,467
Investment management fees	3,252,429
Distribution and service fees	233,979
Transfer agent costs	5,880
Trustee and CCO fees	1,653
Audit and tax fees	32,590
Custody fees	180,828
Legal fees	68,341
Printing and shareholder reports fees	111,855
Other accrued expenses	36,783
Total liabilities	5,190,805
Net assets	$5,791,755,952
Net assets consist of:
Capital stock ($0.01 par value)	$1,392,400
Additional paid-in capital	3,036,733,343
Total distributable earnings (accumulated losses)	2,753,630,209
Net assets	$5,791,755,952
Net assets by class:
Initial Class	$4,751,977,849
Service Class	1,039,778,103
Shares outstanding:
Initial Class	112,968,226
Service Class	26,271,726
Net asset value and offering price per share:
Initial Class	$42.06
Service Class	39.58
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$31,040,122
Interest income	967,633
Net income from securities lending	1,873
Total investment income	32,009,628
Expenses:
Investment management fees	34,597,321
Distribution and service fees:
Service Class	2,497,240
Transfer agent costs	63,843
Trustee and CCO fees	277,865
Audit and tax fees	76,467
Custody fees	306,988
Legal fees	527,234
Printing and shareholder reports fees	533,749
Other	249,297
Total expenses	39,130,004
Net investment income (loss)	(7,120,376)
Net realized gain (loss) on:
Investments	945,961,235
Net change in unrealized appreciation (depreciation) on:
Investments	471,769,364
Translation of assets and liabilities denominated in foreign currencies	(344)
Net change in unrealized appreciation (depreciation)	471,769,020
Net realized and change in unrealized gain (loss)	1,417,730,255
Net increase (decrease) in net assets resulting from operations	$1,410,609,879
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$(7,120,376)	$1,031,436
Net realized gain (loss)	945,961,235	527,612,656
Net change in unrealized appreciation (depreciation)	471,769,020	883,803,794
Net increase (decrease) in net assets resulting from operations	1,410,609,879	1,412,447,886
Dividends and/or distributions to shareholders:
Initial Class	(435,053,201)	(106,094,868)
Service Class	(95,024,273)	(24,087,479)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(530,077,474)	(130,182,347)
Capital share transactions:
Proceeds from shares sold:
Initial Class	425,278,127	531,938,403
Service Class	50,913,948	456,702,923
	476,192,075	988,641,326
Dividends and/or distributions reinvested:
Initial Class	435,053,201	106,094,868
Service Class	95,024,273	24,087,479
	530,077,474	130,182,347
Cost of shares redeemed:
Initial Class	(734,809,091)	(591,512,177)
Service Class	(163,127,934)	(88,960,792)
	(897,937,025)	(680,472,969)
Net increase (decrease) in net assets resulting from capital share transactions	108,332,524	438,350,704
Net increase (decrease) in net assets	988,864,929	1,720,616,243
Net assets:
Beginning of year	4,802,891,023	3,082,274,780
End of year	$5,791,755,952	$4,802,891,023
Capital share transactions - shares:
Shares issued:
Initial Class	10,897,570	17,056,425
Service Class	1,338,838	15,960,292
	12,236,408	33,016,717
Shares reinvested:
Initial Class	11,294,216	3,229,676
Service Class	2,619,192	772,530
	13,913,408	4,002,206
Shares redeemed:
Initial Class	(18,001,800)	(18,151,258)
Service Class	(4,267,275)	(2,942,636)
	(22,269,075)	(21,093,894)
Net increase (decrease) in shares outstanding:
Initial Class	4,189,986	2,134,843
Service Class	(309,245)	13,790,186
	3,880,741	15,925,029
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$35.85	$25.94	$45.46	$43.71	$34.35
Investment operations:
Net investment income (loss)(A)	(0.03)	0.02	0.02	(0.05)	0.04
Net realized and unrealized gain (loss)	10.07	10.81	(13.49)	8.86	12.37
Total investment operations	10.04	10.83	(13.47)	8.81	12.41
Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	—	(0.04)	(0.04)
Net realized gains	(3.83)	(0.91)	(6.05)	(7.02)	(3.01)
Total dividends and/or distributions to shareholders	(3.83)	(0.92)	(6.05)	(7.06)	(3.05)
Net asset value, end of year	$42.06	$35.85	$25.94	$45.46	$43.71
Total return	28.99%	42.08%	(31.35)%	20.67%	37.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,751,978	$3,899,250	$2,766,449	$3,959,377	$3,646,030
Expenses to average net assets	0.64%	0.66%	0.65%	0.64%	0.65%
Net investment income (loss) to average net assets	(0.08)%	0.06%	0.07%	(0.11)%	0.11%
Portfolio turnover rate	40%	52%	34%	25%	30%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$34.00	$24.69	$43.74	$42.35	$33.41
Investment operations:
Net investment income (loss)(A)	(0.13)	(0.05)	(0.06)	(0.16)	(0.05)
Net realized and unrealized gain (loss)	9.54	10.27	(12.94)	8.57	12.00
Total investment operations	9.41	10.22	(13.00)	8.41	11.95
Dividends and/or distributions to shareholders:
Net realized gains	(3.83)	(0.91)	(6.05)	(7.02)	(3.01)
Net asset value, end of year	$39.58	$34.00	$24.69	$43.74	$42.35
Total return	28.69%	41.72%	(31.52)%	20.37%	36.94%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,039,778	$903,641	$315,826	$499,931	$457,707
Expenses to average net assets	0.89%	0.91%	0.90%	0.89%	0.90%
Net investment income (loss) to average net assets	(0.33)%	(0.18)%	(0.19)%	(0.36)%	(0.14)%
Portfolio turnover rate	40%	52%	34%	25%	30%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $19,689.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the Portfolio is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued securities or had used a different valuation methodology. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.74%	May 1, 2025
Service Class	0.99	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$2,245,635,695	$—	$2,672,660,028	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$3,988,511,992	$1,953,475,125	$(146,142,643)	$1,807,332,482
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$6,842,263	$—	$523,235,211	$—	$1,485,374	$—	$128,696,973	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$49,482,990	$—	$896,815,081	$—	$—	$—	$1,807,332,138
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $523,235,211 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica WMC US Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

American Funds Insurance Series®

Financial Statements and Other Information
N-CSR Items 7-11

for the year ended December 31, 2024

Lit. No. INGEFP4-998-0225 © 2025 Capital Group. All rights reserved.

Global Growth Fund

Investment portfolio December 31, 2024

Common stocks 96.00%		Shares	Value (000)
Information technology 27.29%	Taiwan Semiconductor Manufacturing Co., Ltd.	14,139,200	$461,695
	Microsoft Corp.	1,065,401	449,067
	NVIDIA Corp.	2,424,287	325,557
	Broadcom, Inc.	929,070	215,396
	ASML Holding NV (ADR)	161,087	111,646
	ASML Holding NV	144,800	101,835
	Apple, Inc.	455,566	114,083
	Synopsys, Inc.[1]	181,103	87,900
	Shopify, Inc., Class A, subordinate voting shares[1]	608,475	64,699
	Arista Networks, Inc.[1]	506,932	56,031
	EPAM Systems, Inc.[1]	187,399	43,818
	Capgemini SE	255,102	41,614
	Samsung Electronics Co., Ltd.	1,068,680	38,567
	Keyence Corp.	69,400	28,239
	SAP SE	74,491	18,230
	NEC Corp.	179,300	15,403
	International Business Machines Corp.	48,049	10,563
	Fair Isaac Corp.[1]	4,311	8,583
	Xero, Ltd.[1]	61,011	6,344

			2,199,270

Consumer discretionary 14.82%	Chipotle Mexican Grill, Inc.[1]	2,239,950	135,069
	LVMH Moët Hennessy-Louis Vuitton SE	184,476	120,627
	Amazon.com, Inc.[1]	542,180	118,949
	Booking Holdings, Inc.	18,300	90,922
	Renault SA	1,688,781	81,825
	Prosus NV, Class N	1,846,586	73,232
	Trip.com Group, Ltd. (ADR)[1]	932,676	64,038
	InterContinental Hotels Group PLC	360,000	44,844
	MercadoLibre, Inc.[1]	24,475	41,618
	LKQ Corp.	1,041,420	38,272
	MGM China Holdings, Ltd.	28,793,200	36,854
	Sanrio Co., Ltd.	950,000	33,111
	Starbucks Corp.	362,693	33,096
	lululemon athletica, Inc.[1]	82,202	31,435
	Inchcape PLC	2,991,192	28,655
	Entain PLC	3,341,847	28,622
	Flutter Entertainment PLC[1]	96,717	24,996
	Moncler SpA	449,770	23,889
	Restaurant Brands International, Inc. (CAD denominated)	318,949	20,788
	Zomato, Ltd.[1]	5,105,881	16,557
	Industria de Diseño Textil, SA	321,937	16,482
	Global-E Online, Ltd.[1]	300,000	16,359
	Ferrari NV (EUR denominated)	34,905	14,976
	Wynn Macau, Ltd.	21,430,000	14,874
	Home Depot, Inc.	35,621	13,856
	YUM! Brands, Inc.	94,493	12,677
	Guzman y Gomez, Ltd.[1]	434,906	10,892
	Evolution AB	88,523	6,795

			1,194,310

Industrials 14.16%	Safran SA	727,948	159,017
	Comfort Systems USA, Inc.	278,016	117,895
	Ingersoll-Rand, Inc.	770,946	69,740
	Caterpillar, Inc.	185,000	67,111
	ITOCHU Corp.	1,329,660	65,448
	TransDigm Group, Inc.	50,071	63,454
	Schneider Electric SE	239,546	59,215
	Copart, Inc.[1]	1,011,807	58,068
	Ryanair Holdings PLC (ADR)	1,069,423	46,616

1	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Airbus SE, non-registered shares	268,262	$42,756
	GT Capital Holdings, Inc.	3,520,121	39,893
	Howmet Aerospace, Inc.	262,240	28,681
	Hitachi, Ltd.	1,115,800	27,425
	Boeing Co. (The)[1]	149,146	26,399
	Honeywell International, Inc.	111,501	25,187
	Alliance Global Group, Inc.	156,400,700	24,275
	ASSA ABLOY AB, Class B	777,100	22,846
	Techtronic Industries Co., Ltd.	1,679,500	22,140
	DSV A/S	97,734	20,692
	Daikin Industries, Ltd.	151,500	17,749
	General Electric Co.	102,437	17,085
	BayCurrent, Inc.	502,900	16,876
	Saab AB, Class B	797,272	16,816
	Carrier Global Corp.	242,000	16,519
	RS Group PLC	1,745,907	14,867
	Eaton Corp. PLC	39,327	13,051
	Recruit Holdings Co., Ltd.	167,400	11,647
	TFI International, Inc. (CAD denominated)	73,941	9,992
	Kongsberg Gruppen ASA	80,834	9,093
	SMC Corp.	22,500	8,761
	NIBE Industrier AB, Class B	360,248	1,411

			1,140,725

Financials 13.21%	Visa, Inc., Class A	329,788	104,226
	3i Group PLC	2,292,674	101,852
	Aon PLC, Class A	244,466	87,802
	Fiserv, Inc.[1]	409,913	84,204
	AXA SA	2,209,893	78,573
	Citigroup, Inc.	890,292	62,668
	Brookfield Corp., Class A	766,870	44,057
	Blackstone, Inc.	255,000	43,967
	Tradeweb Markets, Inc., Class A	332,600	43,544
	CVC Capital Partners PLC[1]	1,959,718	42,951
	Prudential PLC	5,189,848	41,376
	Ameriprise Financial, Inc.	67,606	35,995
	VZ Holding AG	201,422	31,969
	Société Générale	1,134,000	31,751
	Halyk Savings Bank of Kazakhstan OJSC (GDR)	1,300,992	25,269
	UBS Group AG	794,665	24,232
	CME Group, Inc., Class A	103,473	24,030
	Banco Bilbao Vizcaya Argentaria, SA	2,408,000	23,580
	Japan Post Insurance Co., Ltd.	1,156,950	21,144
	Eurobank Ergasias Services and Holdings SA	8,619,374	19,850
	Swissquote Group Holding, Ltd.	43,329	16,591
	XP, Inc., Class A	1,360,351	16,120
	KKR & Co., Inc.	101,586	15,026
	Axis Bank, Ltd.	913,022	11,339
	FinecoBank SpA	635,542	11,106
	Skandinaviska Enskilda Banken AB, Class A	608,175	8,334
	AIA Group, Ltd.	913,107	6,605
	Jackson Financial, Inc., Class A	44,327	3,860
	GMO Payment Gateway, Inc.	44,100	2,214

			1,064,235

Health care 11.87%	Novo Nordisk AS, Class B	2,064,144	177,655
	Eli Lilly and Co.	209,940	162,074
	Vertex Pharmaceuticals, Inc.[1]	247,071	99,495
	UnitedHealth Group, Inc.	181,500	91,814
	Thermo Fisher Scientific, Inc.	160,880	83,695

American Funds Insurance Series	2

Global Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Regeneron Pharmaceuticals, Inc.[1]	83,600	$59,551
	Centene Corp.[1]	580,852	35,188
	Cigna Group (The)	126,281	34,871
	Pfizer, Inc.	1,305,400	34,632
	Sanofi	347,738	33,628
	Alnylam Pharmaceuticals, Inc.[1]	123,340	29,023
	Argenx SE (ADR)[1]	42,456	26,110
	EssilorLuxottica SA	90,005	21,871
	Siemens Healthineers AG	345,670	18,328
	Zoetis, Inc., Class A	90,200	14,696
	DexCom, Inc.[1]	179,440	13,955
	Bayer AG	537,074	10,742
	Pro Medicus, Ltd.	48,121	7,420
	Viatris, Inc.	110,678	1,378
	Euroapi SA1,2	5,869	18

			956,144

Communication services 5.74%	Alphabet, Inc., Class A	948,455	179,543
	Meta Platforms, Inc., Class A	242,200	141,810
	Publicis Groupe SA	400,000	42,376
	Schibsted ASA, Class A	902,722	27,967
	CTS Eventim AG & Co. KGaA	224,500	18,980
	Bharti Airtel, Ltd.	868,779	16,093
	Tencent Holdings, Ltd.	297,100	15,877
	Spotify Technology SA1	30,382	13,592
	Nintendo Co., Ltd.	111,300	6,483

			462,721

Consumer staples 3.13%	Costco Wholesale Corp.	48,946	44,848
	British American Tobacco PLC	863,200	31,301
	Dollar General Corp.	408,173	30,948
	Carrefour SA, non-registered shares	1,782,485	25,353
	Monster Beverage Corp.[1]	440,000	23,126
	Pernod Ricard SA	192,833	21,567
	Nestlé SA	261,067	21,407
	Philip Morris International, Inc.	167,000	20,098
	Walgreens Boots Alliance, Inc.	1,941,300	18,112
	Kweichow Moutai Co., Ltd., Class A	74,500	15,525

			252,285

Energy 2.69%	Canadian Natural Resources, Ltd. (CAD denominated)	3,110,600	96,037
	Schlumberger NV	1,172,369	44,949
	Tourmaline Oil Corp.	612,792	28,358
	TotalEnergies SE	297,902	16,554
	Reliance Industries, Ltd.	1,105,000	15,652
	NAC Kazatomprom JSC (GDR)	404,535	15,271

			216,821

Materials 2.06%	Linde PLC	248,153	103,894
	Amcor PLC (CDI)	3,567,000	33,070
	LyondellBasell Industries NV	199,925	14,849
	First Quantum Minerals, Ltd.[1]	1,128,850	14,552

			166,365

3	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Utilities 0.55%	Torrent Power, Ltd.	1,918,769	$33,303
	FirstEnergy Corp.	286,296	11,389

			44,692

Real estate 0.48%	Goodman Logistics (HK), Ltd. REIT	1,750,331	38,629

	Total common stocks (cost: $4,815,819,000)		7,736,197

Preferred securities 0.25%
Information technology 0.25%	Samsung Electronics Co., Ltd., nonvoting preferred shares	663,600	19,900

	Total preferred securities (cost: $19,864,000)		19,900

Short-term securities 3.52%

Money market investments 3.52%

	Capital Group Central Cash Fund 4.50%[3,4]	2,835,168	283,574

Money market investments purchased with collateral from securities on loan 0.00%

	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[3,5]	7,413	7

	Total short-term securities (cost: $283,529,000)		283,581

	Total investment securities 99.77% (cost: $5,119,212,000)		8,039,678

	Other assets less liabilities 0.23%		18,645

	Net assets 100.00%		$8,058,323

American Funds Insurance Series	4

Global Growth Fund (continued)

Investments in affiliates4

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 3.52%

Money market investments 3.52%

Capital Group Central Cash Fund 4.50%[3]	$295,088	$2,203,992	$2,215,565	$(6)	$65	$283,574	$17,545

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $17,000, which represented less than 0.01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Rate represents the seven-day yield at 12/31/2024.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

5	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2024

Common stocks 96.58%		Shares	Value (000)
Industrials 23.73%	CBIZ, Inc.[1]	644,848	$52,768
	International Container Terminal Services, Inc.	4,208,330	28,071
	Cleanaway Waste Management, Ltd.	15,692,698	25,722
	TriNet Group, Inc.	280,679	25,477
	Trelleborg AB, Class B	741,923	25,341
	UL Solutions, Inc., Class A	424,269	21,163
	Diploma PLC	365,247	19,427
	VSE Corp.	198,919	18,917
	Alaska Air Group, Inc.[1]	275,000	17,806
	AZEK Co., Inc. (The), Class A1	373,156	17,714
	Qantas Airways, Ltd.[1]	3,113,684	17,249
	Hensoldt AG	471,092	16,828
	Interpump Group SpA	365,471	16,238
	ICF International, Inc.	134,555	16,040
	Visional, Inc.[1,2]	312,872	15,847
	Comfort Systems USA, Inc.	35,109	14,888
	Saia, Inc.[1]	31,538	14,373
	Godrej Industries, Ltd.[1]	1,032,000	14,055
	MISUMI Group, Inc.	911,206	14,011
	Inox Wind, Ltd.	6,322,938	13,341
	Nexans SA	121,699	13,041
	Dayforce, Inc.[1]	176,930	12,852
	LS Electric Co., Ltd.	119,255	12,759
	First Advantage Corp.[1,2]	670,201	12,553
	Air Lease Corp., Class A	250,000	12,053
	Carel Industries SpA	608,698	11,665
	IMCD NV	71,833	10,638
	Engcon AB, Class B2	1,007,791	9,525
	Applied Industrial Technologies, Inc.	39,533	9,467
	Rumo SA	3,114,705	8,993
	XPO, Inc.[1]	63,304	8,302
	Howden Joinery Group PLC	831,191	8,225
	Reliance Worldwide Corp., Ltd.	2,633,607	8,163
	Casella Waste Systems, Inc., Class A1	76,280	8,071
	Instalco AB2	2,572,433	7,663
	Takasago Thermal Engineering Co., Ltd.	183,600	7,416
	Trex Co., Inc.[1]	102,977	7,109
	Sterling Infrastructure, Inc.[1]	41,977	7,071
	Embraer SA1	758,700	6,950
	CSW Industrials, Inc.	19,652	6,933
	Addtech AB, Class B	245,222	6,663
	Beijer Ref AB, Class B	445,805	6,558
	Sinfonia Technology Co., Ltd.	156,600	6,288
	Wizz Air Holdings PLC[1]	340,978	6,098
	dormakaba Holding AG	8,454	5,998
	Matson, Inc.	44,122	5,949
	Sulzer AG	40,000	5,770
	REV Group, Inc.	180,777	5,761
	SATS, Ltd.	2,022,100	5,387
	Georg Fischer AG	69,127	5,225
	KEI Industries, Ltd.	92,772	4,803
	MonotaRO Co., Ltd.	282,600	4,749
	Kurita Water Industries, Ltd.	125,000	4,351
	Cargotec OYJ, Class B, non-registered shares	78,655	4,179
	Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1,2]	495,025	3,683
	Controladora Vuela Compañía de Aviación, SAB de CV, Class A1	389,130	292
	THK Co., Ltd.[2]	165,900	3,804
	GVS SpA[1]	724,642	3,670
	Byrna Technologies, Inc.[1]	124,671	3,592
	EuroGroup Laminations SpA[2]	1,086,059	3,148
	Adecco Group AG	122,813	3,024

American Funds Insurance Series	6

Global Small Capitalization Fund (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Loar Holdings, Inc.[1]	40,100	$2,964
	Herc Holdings, Inc.	15,514	2,937
	IndiaMart InterMesh, Ltd.	110,684	2,900
	SPIE SA	83,907	2,603
	Localiza Rent a Car SA, ordinary nominative shares[1]	430,853	2,245
	Delhivery Ltd.[1]	433,780	1,747
	McGrath RentCorp	4,336	485

			709,598

Consumer discretionary 16.33%	DraftKings, Inc., Class A1	1,000,000	37,200
	Skechers USA, Inc., Class A1	537,293	36,128
	Entain PLC	3,696,208	31,657
	Lands’ End, Inc.[1,3]	2,100,000	27,594
	Boot Barn Holdings, Inc.[1]	163,055	24,755
	CAVA Group, Inc.[1]	209,414	23,622
	Ollies Bargain Outlet Holdings, Inc.[1]	208,086	22,833
	Wyndham Hotels & Resorts, Inc.	194,040	19,557
	Thor Industries, Inc.	201,786	19,313
	Inchcape PLC	1,795,461	17,200
	Sega Sammy Holdings, Inc.	843,700	16,364
	Genius Sports, Ltd.[1]	1,540,078	13,322
	YETI Holdings, Inc.[1]	336,638	12,964
	Light & Wonder, Inc.[1]	147,860	12,772
	Evolution AB	151,003	11,590
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,976,369	11,443
	Ermenegildo Zegna NV2	1,333,160	11,012
	Champion Homes, Inc.[1]	118,120	10,406
	On Holding AG, Class A1	177,977	9,748
	tonies SE, Class A1	1,149,156	9,027
	Chalet Hotels, Ltd.[1]	790,221	8,979
	Aditya Vision, Ltd.	1,409,045	8,379
	Shoei Co., Ltd.	563,400	8,020
	Five Below, Inc.[1]	66,857	7,017
	Tube Investments of India, Ltd.	166,232	6,929
	TopBuild Corp.[1]	22,196	6,911
	Camping World Holdings, Inc., Class A	320,832	6,763
	Cairn Homes PLC	2,768,483	6,643
	Steven Madden, Ltd.	145,406	6,183
	Guzman y Gomez, Ltd.[1]	241,378	6,045
	Zalando SE, non-registered shares[1]	158,289	5,309
	Sanrio Co., Ltd.	150,500	5,246
	Patrick Industries, Inc.	60,321	5,011
	MRF, Ltd.	3,180	4,843
	Lottomatica Group SpA	324,745	4,327
	Yonex Co., Ltd.	243,900	3,317
	Smartfit Escola de Ginástica e Dança SA	961,263	2,633
	Haichang Ocean Park Holdings, Ltd.[1,2]	25,170,000	1,815
	Wolverine World Wide, Inc.	71,977	1,598
	Crocs, Inc.[1]	14,031	1,537
	Arhaus, Inc., Class A	152,564	1,434
	EIH, Ltd.	163,557	802

			488,248

Health care 14.99%	Haemonetics Corp.[1]	725,905	56,680
	Insulet Corp.[1]	207,210	54,095
	Masimo Corp.[1]	184,994	30,579
	Max Healthcare Institute, Ltd.	1,790,953	23,600
	Ensign Group, Inc. (The)	165,067	21,931
	Glenmark Pharmaceuticals, Ltd.	1,083,549	20,342
	Integer Holdings Corp.[1]	143,655	19,037

7	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Aster DM Healthcare, Ltd.	2,654,994	$15,927
	DiaSorin Italia SpA	139,449	14,375
	Vaxcyte, Inc.[1]	169,969	13,914
	Structure Therapeutics, Inc. (ADR)[1,2]	502,777	13,635
	Vimian Group AB (publ)[1]	3,674,771	13,216
	Bachem Holding AG2	198,039	12,608
	Ambu AS, Class B, non-registered shares	849,282	12,267
	Denali Therapeutics, Inc.[1]	593,546	12,096
	CONMED Corp.	165,469	11,325
	SKAN Group AG	122,496	10,279
	Encompass Health Corp.	110,946	10,246
	BridgeBio Pharma, Inc.[1]	224,917	6,172
	BridgeBio Pharma, Inc.[1,4]	134,457	3,689
	Establishment Labs Holdings, Inc.[1,2]	187,220	8,625
	Praxis Precision Medicines, Inc.[1]	105,510	8,120
	IDEAYA Biosciences, Inc.[1]	249,395	6,409
	ICON PLC[1]	29,656	6,219
	LivaNova PLC[1]	124,551	5,768
	iRhythm Technologies, Inc.[1]	59,421	5,358
	Addus HomeCare Corp.[1]	41,132	5,156
	Integra LifeSciences Holdings Corp.[1]	222,254	5,041
	Dr. Lal PathLabs, Ltd.	121,328	4,249
	Nordhealth AS, Class A1	1,068,506	4,156
	Angelalign Technology, Inc.	515,348	3,901
	AddLife AB, Class B	280,870	3,489
	Indegene, Ltd.[1]	233,033	1,641
	Indegene, Ltd.[1,5]	110,616	779
	Carl Zeiss Meditec AG, non-registered shares	45,549	2,146
	Hapvida Participações e Investimentos SA1	3,421,086	1,235

			448,305

Information technology 13.74%	PAR Technology Corp.[1]	568,143	41,287
	PAR Technology Corp.[1,4]	325,484	23,653
	Silicon Laboratories, Inc.[1]	279,667	34,740
	Pegasystems, Inc.	268,191	24,995
	Credo Technology Group Holding, Ltd.[1]	358,268	24,079
	MACOM Technology Solutions Holdings, Inc.[1]	180,686	23,473
	Confluent, Inc., Class A1	647,799	18,112
	Q2 Holdings, Inc.[1]	176,773	17,792
	eMemory Technology, Inc.	168,430	17,112
	Maruwa Co., Ltd.	54,101	16,322
	Semtech Corp.[1]	262,527	16,237
	Klaviyo, Inc., Class A1	328,169	13,534
	Insight Enterprises, Inc.[1]	84,243	12,813
	Allegro MicroSystems, Inc.[1]	534,708	11,689
	Unity Software, Inc.[1]	458,114	10,294
	Xiamen Faratronic Co., Ltd., Class A	619,767	10,084
	King Slide Works Co., Ltd.	177,409	8,347
	Riken Keiki Co., Ltd.	292,200	7,069
	GitLab, Inc., Class A1	122,971	6,929
	Topicus.com, Inc., subordinate voting shares	80,400	6,798
	Tanla Platforms, Ltd.	773,627	6,052
	MKS Instruments, Inc.	56,170	5,864
	Tokyo Seimitsu Co., Ltd.	124,023	5,674
	MongoDB, Inc., Class A1	21,932	5,106
	Kokusai Electric Corp.[2]	373,779	4,972
	Lumentum Holdings, Inc.[1]	58,152	4,882
	Bentley Systems, Inc., Class B	96,702	4,516
	Softcat PLC	231,551	4,402
	Alphawave IP Group PLC[1,2]	4,021,539	4,245
	ASMPT, Ltd.	420,800	4,065

American Funds Insurance Series	8

Global Small Capitalization Fund (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	Globant SA1	16,689	$3,578
	SentinelOne, Inc., Class A1	135,357	3,005
	SINBON Electronics Co., Ltd.	327,000	2,606
	LEM Holding SA	3,014	2,461
	HPSP Co., Ltd.	133,836	2,323
	Silvaco Group, Inc.[1,2]	158,261	1,279
	Yotpo, Ltd.[1,4,6]	678,736	550

			410,939

Financials 12.46%	Stifel Financial Corp.	271,050	28,753
	Cholamandalam Investment and Finance Co., Ltd.	2,069,733	28,626
	Eurobank Ergasias Services and Holdings SA	11,259,860	25,931
	Vontobel Holding AG	339,219	23,752
	HDFC Asset Management Co., Ltd.	480,000	23,487
	Glacier Bancorp, Inc.	406,597	20,419
	SLM Corp.	683,650	18,855
	Lazard, Inc., Class A	352,971	18,171
	United Community Banks, Inc.	487,085	15,738
	IIFL Finance, Ltd.	3,028,075	14,578
	SiriusPoint, Ltd.[1]	800,000	13,112
	Banco del Bajio, SA2	6,460,770	12,936
	CVB FINANCIAL CORP	595,132	12,742
	Janus Henderson Group PLC	297,400	12,648
	Fukuoka Financial Group, Inc.	500,000	12,542
	Independent Bank Group, Inc.	171,590	10,410
	Baldwin Insurance Group, Inc. (The), Class A1	251,109	9,733
	Asia Commercial Joint Stock Bank	8,309,605	9,001
	360 ONE WAM, Ltd.	576,094	8,407
	Pluxee NV	385,218	7,416
	Five-Star Business Finance, Ltd.[1]	789,146	7,129
	Bridgepoint Group PLC	1,572,795	7,023
	Patria Investments, Ltd., Class A	572,494	6,658
	Haci Ömer Sabanci Holding AS	2,013,292	5,464
	Discovery, Ltd.	483,482	4,990
	EFG International AG	334,117	4,842
	JB Financial Group Co., Ltd.	294,756	3,257
	Capitec Bank Holdings, Ltd.	14,270	2,370
	BNK Financial Group, Inc.	252,332	1,763
	AvidXchange Holdings, Inc.[1]	164,986	1,706

			372,459

Materials 4.07%	Knife River Corp.[1]	266,823	27,120
	Materion Corp.	201,513	19,926
	Sumitomo Bakelite Co., Ltd.	592,959	14,371
	LANXESS AG	383,749	9,379
	Lundin Mining Corp.	1,000,000	8,605
	Huhtamäki OYJ	242,662	8,583
	Lundin Gold, Inc.	300,000	6,399
	Resonac Holdings Co., Ltd.[2]	228,800	5,747
	Cabot Corp.	48,229	4,404
	Verallia SAS	150,450	3,784
	Acerinox, SA	330,000	3,218
	LINTEC Corp.	163,900	3,152
	Osaka Soda Co., Ltd.	149,300	1,875
	Umicore SA	181,924	1,867
	NV Bekaert SA	53,808	1,863
	Mayr-Melnhof Karton AG, non-registered shares	17,249	1,421

			121,714

9	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)		Shares	Value (000)
Communication services 3.76%	Lions Gate Entertainment Corp., Class B1	3,347,177	$25,271
	Indosat Tbk PT	135,085,677	20,754
	Springer Nature AG & Co. KGaA, non-registered shares[1]	578,174	16,284
	Magnite, Inc.[1]	807,491	12,855
	Rightmove PLC	1,209,594	9,685
	Future PLC	725,208	8,378
	JCDecaux SE1	388,617	6,088
	Nexstar Media Group, Inc.	38,447	6,074
	Globalstar, Inc.[1]	2,083,518	4,313
	Nippon Television Holdings, Inc.	80,900	1,399
	Bharti Hexacom, Ltd.	75,930	1,292

			112,393

Real estate 2.48%	Embassy Office Parks REIT	6,564,847	28,321
	Altus Group, Ltd.	259,702	10,117
	Macrotech Developers, Ltd.	442,564	7,182
	ESR-REIT REIT	35,947,873	6,712
	Mindspace Business Parks REIT	1,250,000	5,276
	Charter Hall Group REIT	587,917	5,231
	UMH Properties, Inc. REIT	275,000	5,192
	Corp. Inmobiliaria Vesta, SAB de CV	1,900,000	4,849
	Fibra Uno Administración REIT, SA de CV	1,403,100	1,394

			74,274

Utilities 1.76%	Neoenergia SA	4,812,041	14,730
	Black Hills Corp.	219,676	12,855
	Talen Energy Corp.[1]	62,137	12,519
	SembCorp Industries, Ltd.	1,536,800	6,210
	ACEN Corp.	89,624,592	6,186

			52,500

Energy 1.68%	Weatherford International	145,888	10,450
	NuVista Energy, Ltd.[1]	986,277	9,482
	Noble Corp. PLC, Class A	279,386	8,773
	Aegis Logistics Ltd.	790,464	7,571
	CNX Resources Corp.[1]	200,000	7,334
	Vista Energy, SAB de CV, Class A (ADR)[1]	124,514	6,738

			50,348

Consumer staples 1.58%	BBB Foods, Inc., Class A1	616,758	17,442
	Universal Robina Corp.	10,450,635	14,254
	Apotea Sverige AB1	845,173	6,421
	Kobe Bussan Co., Ltd.	235,935	5,186
	Bakkafrost P/F	70,866	3,947

			47,250

	Total common stocks (cost: $2,192,148,000)		2,888,028

Preferred securities 0.75%
Information technology 0.50%	SmartHR, Inc., Series D, preferred shares[1,4,6]	3,006	11,207
	Yotpo, Ltd., Series F, preferred shares[1,4,6]	2,158,609	1,748
	Yotpo, Ltd., Series B, preferred shares[1,4,6]	287,894	233
	Yotpo, Ltd., Series C, preferred shares[1,4,6]	274,070	222
	Yotpo, Ltd., Series A-1, preferred shares[1,4,6]	183,819	149
	Yotpo, Ltd., Series A, preferred shares[1,4,6]	89,605	73
	Yotpo, Ltd., Series C-1, preferred shares[1,4,6]	75,980	62

American Funds Insurance Series	10

Global Small Capitalization Fund (continued)

Preferred securities (continued)			Shares	Value (000)
Information technology (continued)	Yotpo, Ltd., Series D, preferred shares[1,4,6]		42,368	$34
	Yotpo, Ltd., Series B-1, preferred shares[1,4,6]		33,838	27
	Outreach Corp., Series G, preferred shares[1,4,6]		154,354	1,104

				14,859

Financials 0.25%	Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1,2]		641,250	7,625

	Total preferred securities (cost: $28,670,000)			22,484

Rights & warrants 0.00%
Consumer discretionary 0.00%	Smartfit Escola de Ginástica e Dança S.A., rights, expire 2/4/2025[1]		18,049	2

Convertible bonds & notes 0.20%			Principal amount (000)
Information technology 0.20%	Alphawave IP Group PLC, convertible notes, 3.75% 3/1/2030		USD600	518
	Wolfspeed, Inc., convertible notes, 1.875% 12/1/2029		13,359	5,603

	Total convertible bonds & notes (cost: $7,170,000)			6,121

Short-term securities 3.83%		Weighted average yield at acquisition

Bills & notes of governments & government agencies outside the U.S. 1.43%

	British Columbia (Province of) 1/17/2025	4.262%	43,000	42,912

Commercial paper 1.17%

	Nestlé Finance International, Ltd. 1/16/2025 1/16/2025[7]	4.306	35,000	34,934

			Shares

Money market investments purchased with collateral from securities on loan 0.69%
	Capital Group Central Cash Fund 4.50%[3,8,9]		199,233	19,927
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[8,9]		703,994	705

				20,632

Money market investments 0.54%
	Capital Group Central Cash Fund 4.50%[3,8]		159,973	16,001

	Total short-term securities (cost: $114,480,000)			114,479

	Total investment securities 101.36% (cost: $2,342,468,000)			3,031,114

	Other assets less liabilities (1.36)%			(40,655)

	Net assets 100.00%			$2,990,459

11	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Investments in affiliates3

	Value at 1/1/2024 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Common stocks 0.93%

Consumer discretionary 0.93%
Lands’ End, Inc.[1]	$20,076	$–		$–	$–	$7,518	$27,594	$–

Short-term securities 1.21%

Money market investments 0.54%

Capital Group Central Cash Fund 4.50%[8]	112,453	652,148		748,637	28	9	16,001	5,626

Money market investments purchased with collateral from securities on loan 0.67%

Capital Group Central Cash Fund 4.50%[8,9]	4,926	15,001	[10]				19,927	–	[11]

Total short-term securities							35,928

Total 2.14%					$28	$7,527	$63,522	$5,626

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

SmartHR, Inc., Series D, preferred shares[1,6]	5/28/2021	$14,344	$11,207		.37%

Yotpo, Ltd., Series F, preferred shares[1,6]	2/25/2021	4,748	1,748	.06

Yotpo, Ltd.[1,6]	3/16/2021	1,418	550	.02

Yotpo, Ltd., Series B, preferred shares[1,6]	3/16/2021	602	233	.01

Yotpo, Ltd., Series C, preferred shares[1,6]	3/16/2021	573	222	.01

Yotpo, Ltd., Series A-1, preferred shares[1,6]	3/16/2021	384	149	.00	[12]

Yotpo, Ltd., Series A, preferred shares[1,6]	3/16/2021	187	73	.00	[12]

Yotpo, Ltd., Series C-1, preferred shares[1,6]	3/16/2021	159	62	.00	[12]

Yotpo, Ltd., Series D, preferred shares[1,6]	3/16/2021	88	34	.00	[12]

Yotpo, Ltd., Series B-1, preferred shares[1,6]	3/16/2021	71	27	.00	[12]

IndiaMart InterMesh, Ltd.	2/8/2024-10/21/2024	3,688	2,900	.10

Outreach Corp., Series G, preferred shares[1,6]	5/27/2021	4,518	1,104	.04

Alphawave IP Group PLC, convertible notes, 3.75% 3/1/2030	12/11/2024	600	518	.02

Total		$31,380	$18,827		.63%

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $30,764,000, which represented 1.03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $18,827,000, which represented .63% of the net assets of the fund.

[5]

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $779,000, which represented 0.03% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[6]	Value determined using significant unobservable inputs.
[7]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $34,934,000, which represented 1.17% of the net assets of the fund.

[8]	Rate represents the seven-day yield at 12/31/2024.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[12]	Amount less than .01%.

American Funds Insurance Series	12

Global Small Capitalization Fund (continued)

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

13	American Funds Insurance Series

Growth Fund

Investment portfolio December 31, 2024

Common stocks 97.76%		Shares	Value (000)
Information technology 23.86%	Microsoft Corp.	4,957,356	$2,089,526
	Broadcom, Inc.	8,231,103	1,908,299
	NVIDIA Corp.	12,794,276	1,718,143
	Shopify, Inc., Class A, subordinate voting shares[1]	7,511,178	798,664
	Apple, Inc.	2,603,037	651,852
	Cloudflare, Inc., Class A1	5,111,309	550,386
	Salesforce, Inc.	1,391,913	465,358
	Taiwan Semiconductor Manufacturing Co., Ltd.	11,888,000	388,185
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	371,039	73,276
	MicroStrategy, Inc., Class A1	1,479,411	428,467
	Micron Technology, Inc.	3,682,235	309,897
	Constellation Software, Inc.	93,749	289,892
	Motorola Solutions, Inc.	512,000	236,662
	Synopsys, Inc.[1]	441,681	214,374
	Applied Materials, Inc.	791,069	128,652
	ASML Holding NV (ADR)	159,102	110,270
	ASML Holding NV	25,261	17,766
	Adobe, Inc.[1]	264,824	117,762
	SK hynix, Inc.	1,000,000	113,472
	Unity Software, Inc.[1]	4,935,607	110,903
	Dell Technologies, Inc., Class C	911,886	105,086
	DocuSign, Inc.[1]	922,000	82,925
	SAP SE	324,303	79,368
	AppLovin Corp., Class A1	243,000	78,691
	Atlassian Corp., Class A1	313,972	76,414
	ServiceNow, Inc.[1]	65,934	69,898
	RingCentral, Inc., Class A1	1,465,500	51,307
	Roper Technologies, Inc.	61,350	31,893
	Flex, Ltd.[1]	670,000	25,721
	ASM International NV	41,358	23,597
	Fair Isaac Corp.[1]	10,501	20,907
	MKS Instruments, Inc.	101,047	10,548
	Stripe, Inc., Class B1,2,3	168,598	4,638

			11,382,799

Communication services 19.85%	Meta Platforms, Inc., Class A	7,034,394	4,118,708
	Netflix, Inc.[1]	2,807,260	2,502,167
	Alphabet, Inc., Class C	6,311,758	1,202,011
	Alphabet, Inc., Class A	4,065,328	769,567
	Charter Communications, Inc., Class A1	877,339	300,726
	Snap, Inc., Class A, nonvoting shares[1]	27,200,000	292,944
	Take-Two Interactive Software, Inc.[1]	410,918	75,642
	T-Mobile US, Inc.	265,000	58,493
	Comcast Corp., Class A	1,343,725	50,430
	Pinterest, Inc., Class A1	1,652,216	47,914
	Electronic Arts, Inc.	133,146	19,479
	Frontier Communications Parent, Inc.[1]	432,336	15,002
	Live Nation Entertainment, Inc.[1]	104,600	13,546

			9,466,629

Consumer discretionary 15.98%	Tesla, Inc.[1]	7,509,093	3,032,472
	Amazon.com, Inc.[1]	5,353,667	1,174,541
	Royal Caribbean Cruises, Ltd.	2,278,615	525,654
	DoorDash, Inc., Class A1	3,000,000	503,250
	Chipotle Mexican Grill, Inc.[1]	3,319,893	200,190
	Tractor Supply Co.	3,325,000	176,425
	Airbnb, Inc., Class A1	1,335,319	175,474
	Home Depot, Inc.	436,781	169,903
	Norwegian Cruise Line Holdings, Ltd.[1]	6,094,950	156,823
	Booking Holdings, Inc.	30,364	150,861

American Funds Insurance Series	14

Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Hermès International	61,000	$145,533
	Aramark	3,218,114	120,068
	NIKE, Inc., Class B	1,477,671	111,815
	Amadeus IT Group SA, Class A, non-registered shares	1,534,941	107,979
	O’Reilly Automotive, Inc.[1]	79,800	94,627
	Service Corp. International	1,123,495	89,677
	Evolution AB	1,012,589	77,723
	D.R. Horton, Inc.	478,018	66,836
	Ulta Beauty, Inc.[1]	150,000	65,240
	Rivian Automotive, Inc., Class A1,4	4,608,897	61,298
	Floor & Decor Holdings, Inc., Class A1	437,000	43,569
	Starbucks Corp.	443,476	40,467
	Flutter Entertainment PLC[1]	154,604	39,957
	Burlington Stores, Inc.[1]	137,767	39,272
	YUM! Brands, Inc.	246,744	33,103
	Aptiv Holdings, Ltd.[1]	518,218	31,342
	Five Below, Inc.[1]	252,000	26,450
	Wayfair, Inc., Class A1	514,000	22,780
	DraftKings, Inc., Class A1	608,086	22,621
	Polaris, Inc.	371,000	21,377
	Churchill Downs, Inc.	148,149	19,784
	Helen of Troy, Ltd.[1]	269,597	16,130
	Marriott International, Inc., Class A	56,000	15,621
	YETI Holdings, Inc.[1]	325,329	12,528
	TopBuild Corp.[1]	40,220	12,522
	Caesars Entertainment, Inc.[1]	356,300	11,908
	Hilton Worldwide Holdings, Inc.	36,119	8,927

			7,624,747

Health care 11.73%	Intuitive Surgical, Inc.[1]	1,991,933	1,039,709
	Eli Lilly and Co.	782,664	604,217
	Vertex Pharmaceuticals, Inc.[1]	1,400,227	563,871
	UnitedHealth Group, Inc.	1,034,942	523,536
	Alnylam Pharmaceuticals, Inc.[1]	1,819,629	428,177
	Regeneron Pharmaceuticals, Inc.[1]	463,907	330,455
	Boston Scientific Corp.[1]	2,735,918	244,372
	Thermo Fisher Scientific, Inc.	403,339	209,829
	Illumina, Inc.[1]	1,365,139	182,424
	HCA Healthcare, Inc.	535,904	160,852
	Novo Nordisk AS, Class B	1,420,580	122,265
	Abbott Laboratories	997,405	112,816
	Danaher Corp.	408,661	93,808
	Sarepta Therapeutics, Inc.[1]	607,663	73,886
	Molina Healthcare, Inc.[1]	252,936	73,617
	Mettler-Toledo International, Inc.[1]	57,256	70,063
	Exact Sciences Corp.[1]	1,192,321	66,996
	BioNTech SE (ADR)[1]	562,734	64,124
	QIAGEN NV1	1,393,917	62,071
	Centene Corp.[1]	1,012,211	61,320
	Ascendis Pharma AS (ADR)[1]	444,896	61,249
	Ionis Pharmaceuticals, Inc.[1]	1,674,900	58,554
	Bristol-Myers Squibb Co.	944,357	53,413
	Guardant Health, Inc.[1]	1,705,050	52,089
	Insmed, Inc.[1]	726,167	50,135
	AstraZeneca PLC	343,952	44,774
	NovoCure, Ltd.[1]	1,498,493	44,655
	Veeva Systems, Inc., Class A1	156,283	32,858
	Verily Life Sciences, LLC[1,2,3]	300,178	31,351
	Align Technology, Inc.[1]	133,840	27,907
	IQVIA Holdings, Inc.[1]	105,500	20,732

15	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Amgen, Inc.	55,569	$14,483
	CRISPR Therapeutics AG1,4	334,619	13,171
	Biohaven, Ltd.[1]	65,550	2,448

			5,596,227

Industrials 10.63%	TransDigm Group, Inc.	738,047	935,312
	Uber Technologies, Inc.[1]	6,127,000	369,581
	GE Vernova, Inc.	1,114,637	366,638
	General Electric Co.	2,046,671	341,364
	Quanta Services, Inc.	777,614	245,765
	Carrier Global Corp.	3,453,172	235,714
	Axon Enterprise, Inc.[1]	366,366	217,739
	Ingersoll-Rand, Inc.	2,296,640	207,754
	United Airlines Holdings, Inc.[1]	2,096,327	203,553
	Caterpillar, Inc.	499,375	181,153
	United Rentals, Inc.	253,448	178,539
	Ryanair Holdings PLC (ADR)	3,665,055	159,760
	Ryanair Holdings PLC	96,554	1,900
	Copart, Inc.[1]	2,348,144	134,760
	Boeing Co. (The)[1]	684,135	121,092
	FTAI Aviation, Ltd.	820,915	118,245
	Dayforce, Inc.[1]	1,586,142	115,217
	Eaton Corp. PLC	319,772	106,123
	Equifax, Inc.	366,771	93,472
	Republic Services, Inc.	437,004	87,916
	Old Dominion Freight Line, Inc.	490,000	86,436
	Southwest Airlines Co.	2,515,000	84,554
	Airbus SE, non-registered shares	426,445	67,967
	ITT, Inc.	343,000	49,008
	WillScot Holdings Corp., Class A1	1,437,590	48,087
	Casella Waste Systems, Inc., Class A1	440,826	46,644
	Northrop Grumman Corp.	94,803	44,490
	MTU Aero Engines AG	112,013	37,351
	XPO, Inc.[1]	263,564	34,566
	HEICO Corp.	137,622	32,718
	Paylocity Holding Corp.[1]	162,773	32,468
	Bombardier, Inc., Class B1	370,826	25,217
	FedEx Corp.	68,327	19,222
	Safran SA	64,065	13,995
	Saia, Inc.[1]	26,620	12,132
	Tetra Tech, Inc.	276,900	11,032
	Einride AB1,2,3	78,648	720

			5,068,204

Financials 8.19%	Visa, Inc., Class A	2,748,550	868,652
	KKR & Co., Inc.	2,622,010	387,821
	Fiserv, Inc.[1]	1,815,629	372,967
	Bank of America Corp.	7,760,600	341,078
	Mastercard, Inc., Class A	595,726	313,691
	Toast, Inc., Class A1	6,420,036	234,010
	Apollo Asset Management, Inc.	1,286,147	212,420
	Blackstone, Inc.	954,531	164,580
	Affirm Holdings, Inc., Class A1	2,250,362	137,047
	Brookfield Corp., Class A	1,700,522	97,695
	Block, Inc., Class A1	920,219	78,209
	Blue Owl Capital, Inc., Class A	3,123,772	72,659
	Marsh & McLennan Companies, Inc.	325,585	69,158
	First Citizens BancShares, Inc., Class A	27,726	58,586
	Truist Financial Corp.	1,350,366	58,579
	Progressive Corp.	241,257	57,808

American Funds Insurance Series	16

Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Citigroup, Inc.	814,590	$57,339
	Ryan Specialty Holdings, Inc., Class A	870,000	55,819
	Capital One Financial Corp.	313,000	55,814
	Ares Management Corp., Class A	310,500	54,968
	UBS Group AG	1,535,000	46,808
	MSCI, Inc.	47,348	28,409
	Intercontinental Exchange, Inc.	176,208	26,257
	Discover Financial Services	122,282	21,183
	Aon PLC, Class A	57,337	20,593
	Arch Capital Group, Ltd.	159,854	14,763

			3,906,913

Energy 2.75%	Halliburton Co.	11,600,000	315,404
	EOG Resources, Inc.	2,059,870	252,499
	Schlumberger NV	6,312,103	242,006
	Cenovus Energy, Inc. (CAD denominated)	10,602,535	160,722
	MEG Energy Corp.	7,061,794	115,940
	Canadian Natural Resources, Ltd. (CAD denominated)	2,847,609	87,917
	EQT Corp.	1,711,648	78,924
	ConocoPhillips	313,568	31,097
	Tourmaline Oil Corp.	596,759	27,616

			1,312,125

Consumer staples 2.19%	Performance Food Group Co.[1]	3,559,500	300,956
	Costco Wholesale Corp.	287,855	263,753
	Target Corp.	900,000	121,662
	Philip Morris International, Inc.	711,723	85,656
	Dollar General Corp.	1,124,488	85,259
	Monster Beverage Corp.[1]	927,284	48,738
	Dollar Tree Stores, Inc.[1]	561,983	42,115
	Constellation Brands, Inc., Class A	147,125	32,514
	Keurig Dr Pepper, Inc.	903,000	29,004
	Estée Lauder Companies, Inc. (The), Class A	350,812	26,304
	Celsius Holdings, Inc.[1]	197,664	5,206
	JUUL Labs, Inc., Class A1,2,3,5	2,496,349	2,534

			1,043,701

Materials 1.48%	Wheaton Precious Metals Corp.	2,842,409	159,857
	ATI, Inc.[1]	2,086,140	114,821
	Linde PLC	255,125	106,813
	Albemarle Corp.	1,072,000	92,278
	Grupo México, SAB de CV, Series B	19,156,155	90,889
	Royal Gold, Inc.	599,000	78,978
	Franco-Nevada Corp.	340,400	40,002
	Glencore PLC	5,275,000	23,193

			706,831

Utilities 0.61%	Constellation Energy Corp.	720,882	161,269
	PG&E Corp.	6,311,495	127,366

			288,635

Real estate 0.49%	CoStar Group, Inc.[1]	2,042,142	146,197
	Zillow Group, Inc., Class C, nonvoting shares[1]	1,198,327	88,736

			234,933

	Total common stocks (cost: $19,708,330,000)		46,631,744

17	American Funds Insurance Series

Growth Fund (continued)

Preferred securities 0.25%		Shares	Value (000)
Information technology 0.25%	Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,2,3]	2,763,342	$76,019
	Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,2,3]	52,656	1,449
	PsiQuantum Corp., Series D, preferred shares[1,2,3]	906,761	38,311
	Tipalti Solutions, Ltd., Series F, preferred shares[1,2,3]	406,310	3,072

			118,851

Industrials 0.00%	Einride AB, Series C, preferred shares[1,2,3]	154,765	1,416

	Total preferred securities (cost: $93,750,000)		120,267

Rights & warrants 0.03%
Information technology 0.03%	Openai Global, LLC, rights[1,2,3]	13,740,540	13,740
	Constellation Software, Inc., warrants, expire 3/31/2040[1,2]	53,352	–	[6]

	Total rights & warrants (cost: $13,741,000)		13,740

Convertible stocks 0.01%
Materials 0.01%	Albemarle Corp., Class A, cumulative convertible preferred depositary shares, 7.25% 3/1/2027	128,700	5,237

Industrials 0.00%	ABL Space Systems Co., Class A-10, noncumulative convertible preferred shares[2,3]	809,003	565
	ABL Space Systems Co., Class A-9, noncumulative convertible preferred shares[2,3]	171,920	120

	Total convertible stocks (cost: $18,269,000)		5,922

Short-term securities 2.23%

Money market investments 2.19%

	Capital Group Central Cash Fund 4.50%[7,8]	10,454,554	1,045,665

Money market investments purchased with collateral from securities on loan 0.04%
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[7,9]	14,975,169	14,975
	Capital Group Central Cash Fund 4.50%[7,8,9]	40,315	4,032

			19,007

	Total short-term securities (cost: $1,064,474,000)		1,064,672

	Total investment securities 100.28% (cost: $20,898,564,000)		47,836,345
	Other assets less liabilities (0.28)%		(133,402)

	Net assets 100.00%		$47,702,943

American Funds Insurance Series	18

Growth Fund (continued)

Investments in affiliates8

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 2.20%

Money market investments 2.19%

Capital Group Central Cash Fund 4.50%[7]	$588,273	$5,050,919	$4,593,709		$(5)	$187	$1,045,665	$55,620

Money market investments purchased with collateral from securities on loan 0.01%

Capital Group Central Cash Fund 4.50%[7,9]	5,032		1,000	[10]			4,032	–	[11]

Total 2.20%					$(5)	$187	$1,049,697	$55,620

Restricted securities3

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,2]	3/15/2023	$55,638	$76,019		.16%

Stripe, Inc., Class B1,2	5/6/2021	6,766	4,638	.01

Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,2]	3/15/2021	2,113	1,449	.00	[12]

PsiQuantum Corp., Series D, preferred shares[1,2]	5/28/2021	23,781	38,311	.08

Verily Life Sciences, LLC[1,2]	12/21/2018	37,000	31,351	.07

Openai Global, LLC, rights[1,2]	9/30/2024	13,741	13,740	.03

Tipalti Solutions, Ltd., Series F, preferred shares[1,2]	12/1/2021	6,956	3,072	.01

JUUL Labs, Inc., Class A1,2,5	7/29/2024	19,001	2,534	.00	[12]

Einride AB, Series C, preferred shares[1,2]	11/23/2022-8/1/2024	5,262	1,416	.00	[12]

Einride AB1,2	2/1/2023	2,674	720	.00	[12]

ABL Space Systems Co., Class A-10, noncumulative convertible preferred shares[2]	12/14/2023	1,382	565	.00	[12]

ABL Space Systems Co., Class A-9, noncumulative convertible preferred shares[2]	10/22/2021	10,452	120	.00	[12]

Total		$184,766	$173,935		.36%

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $173,935,000, which represented .36% of the net assets of the fund.

[4]

All or a portion of this security was on loan. The total value of all such securities was $20,610,000, which represented .04% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $2,534,000, which represented 0.01% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[6]	Amount less than one thousand.
[7]	Rate represents the seven-day yield at 12/31/2024.
[8]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[12]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

Refer to the notes to financial statements.

19	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2024

Common stocks 93.82%		Shares	Value (000)
Industrials 20.63%	Recruit Holdings Co., Ltd.	3,670,082	$255,353
	Airbus SE, non-registered shares	1,377,270	219,511
	Siemens AG	531,381	103,769
	Techtronic Industries Co., Ltd.	7,310,000	96,365
	Melrose Industries PLC	13,583,234	94,139
	MTU Aero Engines AG	229,720	76,601
	Rolls-Royce Holdings PLC[1]	10,425,950	74,180
	Diploma PLC	1,289,802	68,602
	Volvo AB, Class B	2,581,408	62,636
	Schneider Electric SE	226,770	56,057
	SMC Corp.	120,410	46,886
	International Container Terminal Services, Inc.	6,806,450	45,402
	Rumo SA	11,886,856	34,322
	Safran SA	152,619	33,339
	Daikin Industries, Ltd.	283,174	33,175
	Ashtead Group PLC	424,022	26,227
	Shenzhen Inovance Technology Co., Ltd., Class A	2,154,066	17,246
	Thales SA	92,053	13,134
	AtkinsRealis Group, Inc.	221,436	11,748
	Grab Holdings, Ltd., Class A1	2,056,505	9,707
	Deutsche Post AG	253,300	8,917
	Airports of Thailand PCL, foreign registered shares	4,083,600	7,050
	Kingspan Group PLC	76,000	5,528

			1,399,894

Information technology 14.58%	Taiwan Semiconductor Manufacturing Co., Ltd.	6,960,936	227,299
	SAP SE	659,476	161,396
	Shopify, Inc., Class A, subordinate voting shares[1]	1,446,034	153,757
	ASML Holding NV	152,318	107,123
	SK hynix, Inc.	748,425	84,925
	Disco Corp.	127,900	34,523
	Constellation Software, Inc.	10,239	31,661
	Renesas Electronics Corp.	1,975,500	25,114
	Infineon Technologies AG	679,458	22,069
	Keyence Corp.	53,700	21,851
	Tokyo Electron, Ltd.	138,900	21,049
	STMicroelectronics NV	808,062	20,155
	NXP Semiconductors NV	96,785	20,117
	Tata Consultancy Services, Ltd.	411,789	19,642
	Zhongji Innolight Co., Ltd., Class A	956,800	16,151
	OBIC Co., Ltd.	255,000	7,566
	Canva, Inc.[1,2,3]	4,819	6,168
	BE Semiconductor Industries NV	38,396	5,193
	Samsung Electronics Co., Ltd.	110,160	3,975

			989,734

Consumer discretionary 11.05%	MercadoLibre, Inc.[1]	82,885	140,941
	adidas AG	489,054	120,096
	Flutter Entertainment PLC[1]	255,834	66,120
	LVMH Moët Hennessy-Louis Vuitton SE	99,264	64,908
	Meituan, Class B1	2,920,000	56,653
	Evolution AB	586,121	44,989
	Ferrari NV (EUR denominated)	100,997	43,332
	Las Vegas Sands Corp.	766,828	39,384
	Maruti Suzuki India, Ltd.	255,266	32,340
	Sands China, Ltd.[1]	7,730,000	20,767
	NEXT PLC	165,572	19,677
	H World Group, Ltd. (ADR)	587,501	19,405
	PUMA SE, non-registered shares	276,959	12,669
	Zalando SE, non-registered shares[1]	354,654	11,895

American Funds Insurance Series	20

International Fund (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Galaxy Entertainment Group, Ltd.	2,820,000	$11,881
	Fast Retailing Co., Ltd.	33,500	11,316
	Stellantis NV	668,835	8,778
	Compagnie Financière Richemont SA, Class A	57,415	8,727
	Kering SA	26,349	6,458
	Hermès International	2,060	4,915
	Coupang, Inc., Class A1	205,714	4,522

			749,773

Financials 11.03%	Nu Holdings, Ltd., Class A1	14,448,928	149,691
	Banco Bilbao Vizcaya Argentaria, SA	11,994,591	117,455
	NatWest Group PLC	14,661,543	73,797
	Standard Chartered PLC	5,888,269	72,536
	3i Group PLC	1,240,038	55,089
	KB Financial Group, Inc.	916,740	51,993
	Aegon, Ltd.	7,348,773	43,491
	ING Groep NV	2,687,965	42,031
	Kotak Mahindra Bank, Ltd.	1,625,203	33,835
	AIA Group, Ltd.	3,986,097	28,835
	HDFC Bank, Ltd. (ADR)	207,750	13,267
	HDFC Bank, Ltd.	532,601	11,017
	Mizuho Financial Group, Inc.	916,500	22,360
	Bank Mandiri (Persero) Tbk PT	27,858,000	9,807
	Bank Central Asia Tbk PT	13,486,900	8,082
	ICICI Bank, Ltd.	485,000	7,253
	Futu Holdings, Ltd. (ADR)	52,123	4,169
	Bajaj Finserv, Ltd.	195,550	3,576

			748,284

Health care 10.76%	Daiichi Sankyo Co., Ltd.	9,090,425	249,871
	Novo Nordisk AS, Class B	2,661,633	229,079
	UCB SA	340,362	67,547
	Sanofi	468,082	45,265
	Zealand Pharma AS1	350,425	34,814
	Eurofins Scientific SE, non-registered shares	587,074	29,947
	Grifols, SA, Class A, non-registered shares[1]	2,252,585	21,262
	AstraZeneca PLC	146,842	19,115
	Alcon, Inc.	132,413	11,213
	WuXi AppTec Co., Ltd., Class H4	920,200	6,701
	WuXi AppTec Co., Ltd., Class A	288,960	2,176
	bioMérieux SA	71,913	7,688
	Ambu AS, Class B, non-registered shares	398,719	5,759

			730,437

Materials 10.49%	First Quantum Minerals, Ltd.[1]	14,456,903	186,362
	Glencore PLC	38,713,759	170,220
	Ivanhoe Mines, Ltd., Class A1	6,385,274	75,782
	Ivanhoe Mines, Ltd., Class A1,3	3,675,281	43,619
	Shin-Etsu Chemical Co., Ltd.	1,525,800	50,458
	Anglo American PLC	1,626,353	48,185
	Rio Tinto PLC	585,198	34,447
	Grupo México, SAB de CV, Series B	5,747,400	27,269
	Arkema SA	189,600	14,458
	Smurfit Westrock PLC	211,114	11,371
	Air Liquide SA	67,630	10,934
	Akzo Nobel NV	178,117	10,695
	Nippon Sanso Holdings Corp.	338,100	9,389

21	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Nitto Denko Corp.	525,600	$8,789
	Antofagasta PLC	328,421	6,500
	DSM-Firmenich AG	30,930	3,123

			711,601

Communication services 6.77%	Bharti Airtel, Ltd.	6,297,619	116,652
	Bharti Airtel, Ltd., interim shares	271,584	3,731
	Tencent Holdings, Ltd.	1,811,878	96,829
	Universal Music Group NV	2,900,417	74,017
	Sea, Ltd., Class A (ADR)[1]	677,385	71,870
	Deutsche Telekom AG	1,074,644	32,161
	Intouch Holdings PCL, foreign registered[1]	10,237,300	28,847
	Singapore Telecommunications, Ltd.	5,800,500	13,060
	NetEase, Inc.	673,316	12,012
	Advanced Info Service PCL, foreign registered shares	1,250,600	10,436

			459,615

Energy 4.05%	Reliance Industries, Ltd.	11,090,400	157,096
	Canadian Natural Resources, Ltd. (CAD denominated)	1,990,782	61,464
	Cenovus Energy, Inc. (CAD denominated)	3,720,704	56,401

			274,961

Consumer staples 3.19%	JBS SA	11,851,004	70,122
	Danone SA	871,867	58,663
	Ajinomoto Co., Inc.	1,148,150	46,719
	Kweichow Moutai Co., Ltd., Class A	79,152	16,494
	Suntory Beverage & Food, Ltd.[4]	322,200	10,228
	Avenue Supermarts, Ltd.[1]	198,145	8,241
	Treasury Wine Estates, Ltd.	843,782	5,917

			216,384

Utilities 1.00%	Gulf Energy Development PCL, foreign registered	11,894,900	20,570
	Engie SA	991,006	15,709
	E.ON SE	1,035,361	12,055
	Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares[1]	760,600	10,897
	SembCorp Industries, Ltd.	2,195,700	8,872

			68,103

Real estate 0.27%	ESR Group, Ltd.	6,639,483	10,224
	Ayala Land, Inc.	18,147,800	8,158

			18,382

	Total common stocks (cost: $4,746,087,000)		6,367,168

Preferred securities 0.35%
Consumer discretionary 0.20%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[4]	223,027	13,491

Financials 0.09%	Itaú Unibanco Holding SA, preferred nominative shares	1,185,631	5,894

American Funds Insurance Series	22

International Fund (continued)

Preferred securities (continued)		Shares	Value (000)
Health care 0.05%	Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	522,350	$3,835

Information technology 0.01%	Canva, Inc., Series A, noncumulative preferred shares[1,2,3]	422	540
	Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3]	18	23
	Canva, Inc., Series A-4, noncumulative preferred shares[1,2,3]	1	1

			564

	Total preferred securities (cost: $36,565,000)		23,784

Rights & warrants 0.00%

Information technology 0.00%	Constellation Software, Inc., warrants, expire 3/31/2040[1,2]	7,730	–	[5]

	Total rights & warrants (cost: $0)		–	[5]

Short-term securities 5.86%

Money market investments 5.84%

	Capital Group Central Cash Fund 4.50%[6,7]	3,963,968	396,476

Money market investments purchased with collateral from securities on loan 0.02%
	Capital Group Central Cash Fund 4.50%[6,7,8]	9,998	1,000
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[6,8]	246,411	246

			1,246

	Total short-term securities (cost: $397,677,000)		397,722

	Total investment securities 100.03% (cost: $5,180,329,000)		6,788,674

	Other assets less liabilities (0.03)%		(2,156)

	Net assets 100.00%		$6,786,518

Investments in affiliates[7]

	Value at 1/1/2024 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 5.86%

Money market investments 5.84%

Capital Group Central Cash Fund 4.50%[6]	$202,026	$1,697,170		$1,502,773	$9	$44	$396,476	$13,875

Money market investments purchased with collateral from securities on loan 0.02%

Capital Group Central Cash Fund 4.50%[6,8]	47	953	[9]				1,000	–	[10]

Total 5.86%					$9	$44	$397,476	$13,875

23	American Funds Insurance Series

International Fund (continued)

Restricted securities[3]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Ivanhoe Mines, Ltd., Class A1	12/18/2023	$32,962	$43,619		.64%

Canva, Inc.[1,2]	8/26/2021-11/4/2021	8,215	6,168	.09

Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	719	540	.01

Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	31	23	.00	[11]

Canva, Inc., Series A-4, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00	[11]

Total		$41,929	$50,351		.74%

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $50,351,000, which represented .74% of the net assets of the fund.

[4]

All or a portion of this security was on loan. The total value of all such securities was $5,960,000, which represented .09% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]	Amount less than one thousand.
[6]	Rate represents the seven-day yield at 12/31/2024.
[7]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

Refer to the notes to financial statements.

American Funds Insurance Series	24

New World Fund®

Investment portfolio December 31, 2024

Common stocks 93.60%		Shares	Value (000)
Information technology 17.88%	Taiwan Semiconductor Manufacturing Co., Ltd.	6,210,274	$202,787
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,019	1,584
	Microsoft Corp.	211,032	88,950
	Broadcom, Inc.	262,375	60,829
	NVIDIA Corp.	382,572	51,376
	SK hynix, Inc.	240,088	27,243
	ASML Holding NV	36,404	25,602
	ASML Holding NV (ADR)	2,208	1,531
	SAP SE	69,394	16,983
	SAP SE (ADR)[1]	4,613	1,136
	Keyence Corp.	42,400	17,253
	Apple, Inc.	67,217	16,833
	Synopsys, Inc.[2]	31,177	15,132
	Capgemini SE	57,522	9,383
	MediaTek, Inc.	200,000	8,587
	ASM International NV	14,023	8,001
	E Ink Holdings, Inc.	893,000	7,358
	Coforge, Ltd.	62,041	7,002
	Tokyo Electron, Ltd.	43,800	6,637
	eMemory Technology, Inc.	61,000	6,197
	Tata Consultancy Services, Ltd.	117,647	5,612
	Globant SA2	19,426	4,165
	TDK Corp.	290,600	3,740
	Advantech Co., Ltd.	311,000	3,272
	Samsung Electronics Co., Ltd.	68,286	2,464
	EPAM Systems, Inc.[2]	6,651	1,555
	Oracle Corp.	9,038	1,506
	Applied Materials, Inc.	8,503	1,383
	Zhongji Innolight Co., Ltd., Class A	72,989	1,232
	KLA Corp.	1,835	1,156
	Micron Technology, Inc.	13,723	1,155
	Accenture PLC, Class A	2,807	988
	Lattice Semiconductor Corp.[2]	11,336	642
	Canva, Inc.[2,3,4]	385	493
	Disco Corp.	1,400	378

			610,145

Financials 17.02%	Nu Holdings, Ltd., Class A2	3,437,666	35,614
	PB Fintech, Ltd.[2]	1,441,998	35,467
	Mastercard, Inc., Class A	60,680	31,952
	Banco Bilbao Vizcaya Argentaria, SA	3,229,869	31,628
	AIA Group, Ltd.	3,563,200	25,776
	Bank Mandiri (Persero) Tbk PT	68,924,200	24,263
	Bank Central Asia Tbk PT	39,507,923	23,676
	Capitec Bank Holdings, Ltd.	141,946	23,576
	HDFC Bank, Ltd.	973,796	20,143
	Visa, Inc., Class A	52,552	16,609
	Kotak Mahindra Bank, Ltd.	750,815	15,631
	Ping An Insurance (Group) Company of China, Ltd., Class H	2,489,544	14,653
	Eurobank Ergasias Services and Holdings SA	5,758,887	13,263
	Cholamandalam Investment and Finance Co., Ltd.	934,913	12,930
	Discovery, Ltd.	1,215,978	12,550
	XP, Inc., Class A	1,053,385	12,483
	Shriram Finance, Ltd.	314,111	10,565
	AU Small Finance Bank, Ltd.	1,577,810	10,296
	Hana Financial Group, Inc.	247,331	9,458
	KB Financial Group, Inc.	165,909	9,410
	ICICI Bank, Ltd. (ADR)	165,173	4,932
	ICICI Bank, Ltd.	298,469	4,463
	UniCredit SpA	232,246	9,272
	B3 SA - Brasil, Bolsa, Balcao	5,324,587	9,132

25	American Funds Insurance Series

New World Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	National Bank of Greece SA	1,095,662	$8,668
	Grupo Financiero Banorte, SAB de CV, Series O	1,334,588	8,575
	S&P Global, Inc.	16,983	8,458
	PICC Property and Casualty Co., Ltd., Class H	4,852,000	7,660
	Hong Kong Exchanges and Clearing, Ltd.	190,200	7,220
	Bank of the Philippine Islands	3,336,728	7,029
	Axis Bank, Ltd.	526,257	6,536
	Brookfield Corp., Class A	112,675	6,473
	BSE, Ltd.	95,870	5,963
	Aon PLC, Class A	16,068	5,771
	China Merchants Bank Co., Ltd., Class H	908,000	4,652
	China Merchants Bank Co., Ltd., Class A	198,500	1,067
	Canara Bank	4,698,993	5,468
	Bajaj Finserv, Ltd.	290,936	5,321
	HSBC Holdings PLC (GBP denominated)	491,890	4,834
	Samsung Fire & Marine Insurance Co., Ltd.	19,244	4,679
	Emirates NBD Bank PJSC	766,007	4,473
	Bajaj Finance, Ltd.	55,090	4,386
	Standard Chartered PLC	348,769	4,296
	Commercial International Bank - Egypt (CIB) SAE (GDR)	2,216,946	3,286
	Commercial International Bank - Egypt (CIB) SAE	644,623	995
	Woori Financial Group, Inc.	388,339	4,034
	Al Rajhi Banking and Investment Corp., non-registered shares	140,766	3,538
	Alpha Services and Holdings SA	2,097,209	3,499
	Banco BTG Pactual SA, units	779,046	3,432
	Moody’s Corp.	6,818	3,227
	DBS Group Holdings, Ltd.	83,740	2,679
	Edenred SA	80,856	2,641
	China Construction Bank Corp., Class H	3,075,000	2,557
	Max Financial Services, Ltd.[2]	181,296	2,359
	Akbank TAS	1,272,608	2,303
	Erste Group Bank AG	36,295	2,243
	BNP Paribas SA	34,449	2,110
	Vietnam Technological and Commercial JSCB (The)	1,848,800	1,806
	Prudential PLC	202,489	1,614
	Abu Dhabi Islamic Bank PJSC	366,210	1,377
	Bank of Ningbo Co., Ltd., Class A	404,900	1,346
	BDO Unibank, Inc.	482,090	1,194
	Bank of Baroda	399,145	1,118
	Haci Ömer Sabanci Holding AS	365,183	991
	Société Générale	35,259	987
	Bajaj Housing Finance, Ltd.[2]	595,117	884
	Asia Commercial Joint Stock Bank	615,800	667
	Power Finance Corp., Ltd.	90,119	471
	Sberbank of Russia PJSC[3]	2,662,164	–	[5]

			580,629

Consumer discretionary 11.85%	MercadoLibre, Inc.[2]	36,977	62,877
	Trip.com Group, Ltd. (ADR)[2]	546,928	37,552
	Meituan, Class B2	1,449,000	28,113
	LVMH Moët Hennessy-Louis Vuitton SE	40,245	26,316
	H World Group, Ltd. (ADR)	529,626	17,493
	H World Group, Ltd.	360,900	1,199
	Midea Group Co., Ltd., Class A	1,774,068	18,257
	Eicher Motors, Ltd.	262,412	14,780
	Galaxy Entertainment Group, Ltd.	3,365,000	14,177
	adidas AG	53,879	13,231
	BYD Co., Ltd., Class H	181,000	6,172
	BYD Co., Ltd., Class A	153,508	5,936
	Hyundai Motor India, Ltd.[2,6]	225,666	4,761
	Hyundai Motor India, Ltd.[2]	213,018	4,494

American Funds Insurance Series	26

New World Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Jumbo SA	340,209	$9,008
	Compagnie Financière Richemont SA, Class A	53,654	8,156
	Titan Co., Ltd.	202,486	7,687
	TVS Motor Co., Ltd.	271,959	7,524
	Maruti Suzuki India, Ltd.	58,895	7,461
	Shenzhou International Group Holdings, Ltd.	915,000	7,214
	Sands China, Ltd.[2]	2,309,600	6,205
	Zomato, Ltd.[2]	1,891,919	6,135
	Booking Holdings, Inc.	1,154	5,734
	lululemon athletica, Inc.[2]	14,781	5,652
	Tesla, Inc.[2]	13,138	5,306
	Ferrari NV (EUR denominated)	12,138	5,208
	Alibaba Group Holding, Ltd. (ADR)	40,506	3,435
	Alibaba Group Holding, Ltd.	160,672	1,705
	Naspers, Ltd., Class N	22,738	5,020
	Hermès International	2,010	4,795
	Amadeus IT Group SA, Class A, non-registered shares	57,319	4,032
	Evolution AB	48,283	3,706
	Mahindra & Mahindra, Ltd.	102,363	3,586
	Aptiv Holdings, Ltd.[2]	56,931	3,443
	Inchcape PLC	318,142	3,048
	PDD Holdings, Inc. (ADR)[2]	30,678	2,976
	Industria de Diseño Textil, SA	54,325	2,781
	Starbucks Corp.	28,914	2,638
	Stellantis NV	199,931	2,624
	Li Ning Co., Ltd.	1,175,155	2,473
	Swiggy, Ltd.[2]	229,843	1,452
	Swiggy, Ltd.[2,6]	145,236	918
	Marriott International, Inc., Class A	7,853	2,191
	YUM! Brands, Inc.	15,667	2,102
	Airbnb, Inc., Class A2	14,710	1,933
	Pepkor Holdings, Ltd.	1,142,823	1,749
	China Tourism Group Duty Free Corp., Ltd., Class H1	249,652	1,707
	Tube Investments of India, Ltd.	39,256	1,636
	Hilton Worldwide Holdings, Inc.	5,742	1,419
	NIKE, Inc., Class B	18,711	1,416
	Renault SA	25,328	1,227
	Shangri-La Asia, Ltd.[1]	1,774,000	1,210
	Magazine Luiza SA2	956,497	1,003
	Gree Electric Appliances, Inc. of Zhuhai, Class A	116,846	726
	Cyrela Brazil Realty SA, ordinary nominative shares	179,166	504

			404,103

Industrials 10.72%	Airbus SE, non-registered shares	262,652	41,862
	International Container Terminal Services, Inc.	4,423,480	29,506
	Safran SA	91,319	19,948
	Techtronic Industries Co., Ltd.	1,409,000	18,574
	Shenzhen Inovance Technology Co., Ltd., Class A	2,212,302	17,712
	Rolls-Royce Holdings PLC[2]	2,202,587	15,671
	Copa Holdings, SA, Class A	152,679	13,417
	Rumo SA	4,472,420	12,914
	Contemporary Amperex Technology Co., Ltd., Class A	294,876	10,723
	Airports of Thailand PCL, foreign registered shares	6,164,400	10,643
	Carrier Global Corp.	138,343	9,443
	TransDigm Group, Inc.	7,302	9,254
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	448,123	7,877
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	6,508	1,139
	Larsen & Toubro, Ltd.	214,105	9,008
	General Electric Co.	52,438	8,746
	Daikin Industries, Ltd.	73,900	8,658
	Hitachi, Ltd.	341,000	8,381

27	American Funds Insurance Series

New World Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	DSV A/S	36,642	$7,758
	BAE Systems PLC	479,919	6,885
	Schneider Electric SE	26,546	6,562
	Siemens AG	32,046	6,258
	Uber Technologies, Inc.[2]	98,798	5,960
	Caterpillar, Inc.	15,491	5,620
	Wizz Air Holdings PLC[2]	281,598	5,036
	Mitsui & Co., Ltd.	239,300	4,965
	IMCD NV	33,524	4,965
	LS Electric Co., Ltd.	44,464	4,757
	Jiangsu Hengli Hydraulic Co., Ltd., Class A	638,864	4,612
	CCR SA, ordinary nominative shares	2,424,436	3,991
	InPost SA2	222,481	3,805
	Ayala Corp.	348,310	3,603
	Interpump Group SpA	78,970	3,509
	GE Vernova, Inc.	10,547	3,469
	SMC Corp.	7,600	2,959
	Leonardo SpA	109,609	2,950
	SM Investments Corp.	189,650	2,941
	Bureau Veritas SA	95,425	2,900
	Weichai Power Co., Ltd., Class H	976,000	1,494
	Weichai Power Co., Ltd., Class A	744,200	1,394
	GT Capital Holdings, Inc.	214,690	2,433
	Boeing Co. (The)[2]	11,952	2,116
	Localiza Rent a Car SA, ordinary nominative shares[2]	392,647	2,046
	Ingersoll-Rand, Inc.	22,287	2,016
	Grab Holdings, Ltd., Class A2	360,901	1,703
	Shanghai International Airport Co., Ltd., Class A	347,800	1,625
	Embraer SA2	131,598	1,206
	Epiroc AB, Class B	67,124	1,044
	Legrand SA	7,032	681
	Haitian International Holdings, Ltd.	189,146	514
	MISUMI Group, Inc.	25,400	391

			365,644

Communication services 9.97%	Tencent Holdings, Ltd.	1,668,651	89,175
	Meta Platforms, Inc., Class A	95,664	56,012
	Alphabet, Inc., Class C	137,269	26,142
	Alphabet, Inc., Class A	136,113	25,766
	Bharti Airtel, Ltd.	1,885,857	34,932
	Bharti Airtel, Ltd., interim shares	61,802	849
	NetEase, Inc.	1,175,600	20,972
	NetEase, Inc. (ADR)	22,480	2,006
	MTN Group, Ltd.	2,745,420	13,401
	América Móvil, SAB de CV, Class B (ADR)	557,111	7,972
	Netflix, Inc.[2]	8,553	7,623
	KT Corp. (ADR)[1]	376,998	5,851
	Telefónica, SA, non-registered shares	1,363,666	5,556
	KANZHUN, Ltd., Class A (ADR)[2]	393,910	5,436
	Telkom Indonesia (Persero) Tbk PT, Class B	27,433,400	4,602
	Indus Towers, Ltd.[2]	1,069,134	4,261
	Intouch Holdings PCL, foreign registered	910,237	2,565
	Intouch Holdings PCL, foreign registered[2]	512,600	1,444
	True Corp. PCL, nonvoting depository receipts[2]	11,870,500	3,839
	Singapore Telecommunications, Ltd.	1,488,000	3,350
	Vodafone Group PLC	3,703,365	3,158
	Advanced Info Service PCL, foreign registered shares	341,900	2,853
	Tencent Music Entertainment Group, Class A (ADR)	248,342	2,819
	Sea, Ltd., Class A (ADR)[2]	24,821	2,634
	TIM SA	1,018,641	2,402

American Funds Insurance Series	28

New World Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Informa PLC	175,657	$1,750
	Baidu, Inc., Class A (ADR)[2]	19,016	1,603
	JCDecaux SE2	69,627	1,091

			340,064

Health care 8.63%	Novo Nordisk AS, Class B	535,623	46,100
	Max Healthcare Institute, Ltd.	3,271,327	43,107
	Eli Lilly and Co.	51,553	39,799
	Thermo Fisher Scientific, Inc.	45,542	23,692
	AstraZeneca PLC	124,126	16,158
	Laurus Labs, Ltd.	1,929,807	13,561
	BeiGene, Ltd. (ADR)[2]	63,775	11,780
	BeiGene, Ltd.[2]	36,200	512
	Jiangsu Hengrui Medicine Co., Ltd., Class A	1,595,388	10,017
	Abbott Laboratories	84,447	9,552
	Rede D’Or Sao Luiz SA	1,767,731	7,271
	Danaher Corp.	31,501	7,231
	EssilorLuxottica SA	29,196	7,095
	Innovent Biologics, Inc.[2]	1,488,373	7,014
	WuXi AppTec Co., Ltd., Class H1	791,000	5,760
	WuXi AppTec Co., Ltd., Class A	161,119	1,213
	Zai Lab, Ltd. (ADR)[2]	215,619	5,647
	Aspen Pharmacare Holdings, Ltd.	634,597	5,550
	Mankind Pharma, Ltd.[2]	156,394	5,262
	Revvity, Inc.	37,230	4,155
	Teva Pharmaceutical Industries, Ltd. (ADR)[2]	138,594	3,055
	Lupin, Ltd.	90,605	2,493
	OdontoPrev SA	1,390,271	2,444
	Zoetis, Inc., Class A	11,854	1,931
	Alcon, Inc.	20,866	1,767
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	48,700	1,699
	Siemens Healthineers AG	30,936	1,640
	Align Technology, Inc.[2]	6,902	1,439
	Legend Biotech Corp. (ADR)[2]	43,938	1,430
	Asahi Intecc Co., Ltd.	71,500	1,159
	Mettler-Toledo International, Inc.[2]	940	1,150
	Medtronic PLC	14,130	1,129
	Straumann Holding AG	6,028	757
	Angelalign Technology, Inc.[1]	88,406	669
	Wuxi Biologics (Cayman), Inc.[2]	240,500	543
	Hypera SA, ordinary nominative shares	154,123	450
	CanSino Biologics, Inc., Class H2	35,921	146

			294,377

Consumer staples 6.67%	Kweichow Moutai Co., Ltd., Class A	178,770	37,253
	ITC, Ltd.	3,981,236	22,478
	Varun Beverages, Ltd.	2,383,723	17,723
	Nestlé SA	199,381	16,349
	Ajinomoto Co., Inc.	356,799	14,519
	Monster Beverage Corp.[2]	206,308	10,844
	Arca Continental, SAB de CV	1,147,876	9,510
	British American Tobacco PLC	254,486	9,228
	JBS SA	1,380,199	8,167
	Dino Polska SA, non-registered shares[2]	84,131	7,940
	Constellation Brands, Inc., Class A	32,761	7,240
	Carlsberg A/S, Class B	65,395	6,264
	Shoprite Holdings, Ltd.	385,446	6,015
	Tsingtao Brewery Co., Ltd., Class H	821,634	6,010
	Anheuser-Busch InBev SA/NV	114,564	5,732
	Avenue Supermarts, Ltd.[2]	130,521	5,429

29	American Funds Insurance Series

New World Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	United Spirits, Ltd.	210,703	$3,996
	KT&G Corp.	51,173	3,699
	Budweiser Brewing Co., APAC, Ltd.	3,808,300	3,673
	Masan Group Corp.[2]	1,332,700	3,657
	Philip Morris International, Inc.	26,765	3,221
	Haleon PLC	530,219	2,498
	Coca-Cola Co.	38,792	2,415
	JD Health International, Inc.[2]	631,150	2,284
	L’Oréal SA, non-registered shares	6,411	2,263
	WH Group, Ltd.	2,658,000	2,061
	Danone SA	28,009	1,885
	Dabur India, Ltd.	296,175	1,746
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	1,143,368	1,612
	BBB Foods, Inc., Class A2	43,099	1,219
	Mondelez International, Inc., Class A	9,629	575

			227,505

Materials 5.35%	First Quantum Minerals, Ltd.[2]	1,977,690	25,494
	Freeport-McMoRan, Inc.	640,690	24,397
	Linde PLC	44,730	18,727
	APL Apollo Tubes, Ltd.	581,386	10,652
	Vale SA, ordinary nominative shares	684,518	6,050
	Vale SA (ADR), ordinary nominative shares	447,496	3,969
	Barrick Gold Corp.	613,346	9,507
	Tata Steel, Ltd.	5,914,585	9,505
	Glencore PLC	1,881,833	8,274
	Amcor PLC (CDI)	783,277	7,262
	Grupo México, SAB de CV, Series B	1,495,880	7,097
	Sika AG	27,006	6,418
	Zijin Mining Group Co., Ltd., Class H	3,052,000	5,586
	Albemarle Corp.	52,784	4,544
	Shin-Etsu Chemical Co., Ltd.	132,200	4,372
	Southern Copper Corp.	45,419	4,139
	Nutrien, Ltd. (CAD denominated)	67,323	3,012
	Anhui Conch Cement Co., Ltd., Class H	1,122,000	2,882
	Loma Negra Compania Industrial Argentina SA (ADR)[2]	222,019	2,651
	Fresnillo PLC	257,915	2,010
	Ivanhoe Mines, Ltd., Class A2	155,242	1,842
	Givaudan SA	405	1,775
	Asian Paints, Ltd.	66,580	1,773
	SRF, Ltd.	64,202	1,676
	Arkema SA	21,099	1,609
	Indorama Ventures PCL, foreign registered shares	2,228,400	1,608
	Corteva, Inc.	27,079	1,542
	BASF SE	29,554	1,299
	Akzo Nobel NV	20,823	1,250
	Antofagasta PLC	45,109	893
	CEMEX, SAB de CV (ADR), ordinary participation certificates, units	98,397	555
	Gerdau SA (ADR)	55,796	161
	Alrosa PJSC[3]	1,123,215	–	[5]

			182,531

Energy 2.57%	TotalEnergies SE	361,750	20,102
	Reliance Industries, Ltd.	1,174,672	16,639
	ADNOC Drilling Co. PJSC	5,206,498	7,548
	New Fortress Energy, Inc., Class A1	419,605	6,344
	Vista Energy, SAB de CV, Class A (ADR)[2]	115,065	6,226
	Galp Energia, SGPS, SA, Class B	366,264	6,072
	Cheniere Energy, Inc.	27,498	5,909
	Adnoc Gas PLC	4,968,807	4,748

American Funds Insurance Series	30

New World Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Shell PLC (GBP denominated)	112,411	$3,490
	Chevron Corp.	20,205	2,926
	Exxon Mobil Corp.	25,866	2,782
	Schlumberger NV	64,009	2,454
	Borr Drilling, Ltd.[1,2]	347,864	1,357
	INPEX Corp.[1]	42,700	535
	Saudi Arabian Oil Co.	54,835	409
	Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	18,657	240
	Rosneft Oil Co. PJSC[3]	588,661	–	[5]

			87,781

Real estate 1.58%	Macrotech Developers, Ltd.	2,009,655	32,615
	China Resources Mixc Lifestyle Services, Ltd.	1,600,000	5,955
	KE Holdings, Inc., Class A (ADR)	258,710	4,765
	Prestige Estates Projects, Ltd.	236,800	4,685
	CK Asset Holdings, Ltd.	869,500	3,572
	Fibra Uno Administración REIT, SA de CV	1,733,627	1,723
	Longfor Group Holdings, Ltd.	399,346	514
	ALLOS SA, ordinary nominative shares	60,765	179

			54,008

Utilities 1.36%	Equatorial Energia SA, ordinary nominative shares	1,558,936	6,913
	Power Grid Corporation of India, Ltd.	1,765,014	6,357
	Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares[2]	434,304	6,222
	SembCorp Industries, Ltd.	1,240,700	5,013
	Gulf Energy Development PCL, foreign registered	2,829,615	4,893
	Torrent Power Ltd.	247,921	4,303
	NTPC, Ltd.	1,011,858	3,940
	Engie SA	177,777	2,818
	NTPC Green Energy, Ltd.[2]	1,273,054	1,892
	NTPC Green Energy, Ltd.[2,6]	548,826	815
	CPFL Energia SA	449,965	2,301
	AES Corp.	74,426	958

			46,425

	Total common stocks (cost: $2,187,745,000)		3,193,212

Preferred securities 0.59%
Financials 0.20%	Itaú Unibanco Holding SA (ADR), preferred nominative shares	1,156,636	5,737
	Itaú Unibanco Holding SA, preferred nominative shares	247,183	1,229

			6,966

Real estate 0.18%	QuintoAndar, Ltd., Series E, preference shares[2,3,4]	32,657	4,888
	QuintoAndar, Ltd., Series E-1, preference shares[2,3,4]	8,400	1,257

			6,145

Information technology 0.13%	Samsung Electronics Co., Ltd., nonvoting preferred shares	144,493	4,333
	Canva, Inc., Series A, noncumulative preferred shares[2,3,4]	34	44
	Canva, Inc., Series A-3, noncumulative preferred shares[2,3,4]	1	1

			4,378

31	American Funds Insurance Series

New World Fund® (continued)

Preferred securities (continued)		Shares	Value (000)
Consumer discretionary 0.08%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	46,497	$2,812
	Getir BV, Series D, preferred shares[2,3,4]	7,768	–	[5]

			2,812

	Total preferred securities (cost: $28,832,000)		20,301

Convertible stocks 0.01%
Materials 0.01%	Albemarle Corp., Class A, cumulative convertible preferred depositary shares, 7.25% 3/1/2027	5,700	232

	Total convertible stocks (cost: $285,000)		232

Bonds, notes & other debt instruments 3.54%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 3.09%
	Abu Dhabi (Emirate of) 1.70% 3/2/2031[7]	USD200	166
	Abu Dhabi (Emirate of) 5.50% 4/30/2054	905	890
	Angola (Republic of) 9.50% 11/12/2025	400	401
	Angola (Republic of) 8.25% 5/9/2028	600	565
	Angola (Republic of) 8.00% 11/26/2029[7]	445	399
	Angola (Republic of) 8.75% 4/14/2032[7]	280	248
	Argentine Republic 4.125% 7/9/2035 (4.75% on 7/9/2027)[8]	1,127	750
	Argentine Republic 5.00% 1/9/2038	601	422
	Brazil (Federative Republic of) 10.00% 1/1/2027	BRL10,699	1,572
	Brazil (Federative Republic of) 6.00% 5/15/2027[9]	27,871	4,327
	Brazil (Federative Republic of) 10.00% 1/1/2031	4,628	597
	Brazil (Federative Republic of) 6.00% 8/15/2032[9]	5,047	739
	Brazil (Federative Republic of) 10.00% 1/1/2033	32,168	4,007
	Brazil (Federative Republic of) 10.00% 1/1/2035	48,600	5,912
	Brazil (Federative Republic of) 6.00% 8/15/2050[9]	9,160	1,240
	Chile (Republic of) 6.00% 4/1/2033	CLP720,000	727
	Chile (Republic of) 5.30% 11/1/2037	480,000	457
	Chile (Republic of) 4.34% 3/7/2042	USD350	294
	China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY25,910	3,849
	China (People’s Republic of), Series INBK, 2.27% 5/25/2034	5,610	808
	China (People’s Republic of), Series INBK, 3.72% 4/12/2051	23,270	4,281
	China (People’s Republic of), Series INBK, 3.12% 10/25/2052	9,500	1,603
	China (People’s Republic of) 2.57% 5/20/2054	4,480	693
	Colombia (Republic of) 3.25% 4/22/2032	USD700	538
	Colombia (Republic of) 8.00% 11/14/2035	200	202
	Colombia (Republic of) 5.20% 5/15/2049	755	509
	Colombia (Republic of), Series B, 7.00% 3/26/2031	COP1,308,300	244
	Colombia (Republic of), Series B, 13.25% 2/9/2033	1,734,800	426
	Colombia (Republic of), Series UVR, 3.75% 2/25/2037[9]	6,870	504
	Colombia (Republic of), Series B, 9.25% 5/28/2042	1,413,700	248
	Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR150	137
	Czech Republic 1.95% 7/30/2037	CZK17,900	568
	Dominican Republic 8.625% 4/20/2027[7]	USD575	592
	Dominican Republic 5.50% 2/22/2029[7]	275	267
	Dominican Republic 7.05% 2/3/2031[7]	150	154
	Dominican Republic 5.875% 1/30/2060	1,725	1,463
	Egypt (Arab Republic of) 25.318% 8/13/2027	EGP26,845	524
	Egypt (Arab Republic of) 6.375% 4/11/2031	EUR100	92
	Egypt (Arab Republic of) 8.50% 1/31/2047	USD400	311
	Egypt (Arab Republic of) 8.875% 5/29/2050	755	605
	Egypt (Arab Republic of) 8.15% 11/20/2059[7]	500	369
	Gabonese Republic 7.00% 11/24/2031	500	373
	Honduras (Republic of) 6.25% 1/19/2027	875	851
	Honduras (Republic of) 5.625% 6/24/2030[7]	281	252

American Funds Insurance Series	32

New World Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Hungary (Republic of) 6.25% 9/22/2032[7]	USD330	$337
India (Republic of) 7.32% 11/13/2030	INR39,150	471
India (Republic of) 6.54% 1/17/2032	166,170	1,919
India (Republic of) 7.18% 7/24/2037	103,060	1,237
Indonesia (Republic of) 6.625% 2/17/2037	USD300	330
Indonesia (Republic of), Series 95, 6.375% 8/15/2028	IDR15,813,000	964
Indonesia (Republic of), Series 82, 7.00% 9/15/2030	12,900,000	801
Indonesia (Republic of), Series 91, 6.375% 4/15/2032	5,666,000	339
Indonesia (Republic of), Series 96, 7.00% 2/15/2033	27,200,000	1,688
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	48,335,000	2,927
Indonesia (Republic of), Series 80, 7.50% 6/15/2035	7,953,000	509
Indonesia (Republic of), Series 98, 7.125% 6/15/2038	24,009,000	1,497
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	MYR3,430	768
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038	4,376	1,071
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	2,200	478
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049	1,030	248
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050	3,116	687
Malaysia (Federation of), Series 022, 5.357% 5/15/2052	989	263
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD940	955
Mongolia (State of) 4.45% 7/7/2031	300	261
Morocco (Kingdom of) 5.95% 3/8/2028[7]	255	257
Mozambique (Republic of) 9.00% 9/15/2031	1,100	866
Nigeria (Republic of) 7.625% 11/21/2025[7]	358	357
Nigeria (Republic of) 7.625% 11/21/2025	342	341
Oman (Sultanate of) 6.00% 8/1/2029	715	725
Oman (Sultanate of) 6.75% 1/17/2048	485	492
Panama (Republic of) 3.75% 4/17/2026	100	97
Panama (Republic of) 4.50% 4/16/2050	200	124
Panama (Republic of) 6.853% 3/28/2054	590	505
Panama (Republic of) 7.875% 3/1/2057	1,000	967
Panama (Republic of) 4.50% 1/19/2063	200	118
Paraguay (Republic of) 4.95% 4/28/2031	320	307
Peru (Republic of) 3.00% 1/15/2034	225	181
Peru (Republic of) 6.55% 3/14/2037	360	376
Peru (Republic of) 2.78% 12/1/2060	100	53
PETRONAS Capital, Ltd. 4.55% 4/21/2050[7]	400	340
Philippines (Republic of) 6.375% 10/23/2034	145	156
Philippines (Republic of) 3.95% 1/20/2040	500	417
Poland (Republic of) 4.875% 10/4/2033	560	539
Poland (Republic of) 5.75% 4/25/2029	PLN4,500	1,100
Poland (Republic of) 5.00% 10/25/2034	7,075	1,607
Poland (Republic of), Series 1033, 6.00% 10/25/2033	9,440	2,316
Romania 6.625% 9/27/2029	EUR395	442
Romania 2.00% 1/28/2032	1,375	1,133
Romania 5.25% 5/30/2032	450	456
Romania 2.00% 4/14/2033	300	236
Romania 5.625% 5/30/2037	390	388
Romania 2.875% 4/13/2042	335	226
Romania 5.125% 6/15/2048[7]	USD500	380
Saudi Arabia (Kingdom of) 5.00% 1/16/2034	710	690
Saudi Arabia (Kingdom of) 5.75% 1/16/2054	860	804
Senegal (Republic of) 4.75% 3/13/2028	EUR600	572
Senegal (Republic of) 4.75% 3/13/2028	200	191
Sharjah Sukuk Programme, Ltd. 5.433% 4/17/2035[7]	USD1,010	990
South Africa (Republic of) 7.10% 11/19/2036[7]	200	195
South Africa (Republic of) 11.625% 3/31/2053	ZAR9,182	508
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	34,122	1,607
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032	11,495	564
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035	42,638	2,058
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040	32,571	1,470
Thailand (Kingdom of) 2.875% 12/17/2028	THB1,737	52

33	American Funds Insurance Series

New World Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Thailand (Kingdom of) 3.45% 6/17/2043	THB77,433	$2,503
	Turkey (Republic of), Series 5Y, 12.60% 10/1/2025	TRY40,595	963
	Turkey (Republic of), Series 5Y, 9.875% 1/15/2028	USD200	221
	Turkey (Republic of), Series 5Y, 17.30% 7/19/2028	TRY67,970	1,369
	Turkey (Republic of), Series 30Y, 11.875% 1/15/2030	USD500	626
	Turkey (Republic of), Series 30Y, 4.875% 4/16/2043	1,710	1,192
	United Mexican States 4.75% 3/8/2044	800	610
	United Mexican States 3.75% 4/19/2071	200	111
	United Mexican States, Series M, 7.50% 6/3/2027	MXN14,460	659
	United Mexican States, Series M20, 8.50% 5/31/2029	30,918	1,405
	United Mexican States, Series M, 7.75% 5/29/2031	61,881	2,649
	United Mexican States, Series M, 7.50% 5/26/2033	38,770	1,573
	United Mexican States, Series M, 7.75% 11/23/2034	38,324	1,539
	United Mexican States, Series M30, 8.50% 11/18/2038	23,600	966
	United Mexican States, Series M, 8.00% 7/31/2053	23,949	872
	United Mexican States, Series S, 4.00% 10/29/2054[9]	16,116	596
	Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[10]	USD75	9
	Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[10]	930	120
	Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[10]	805	96
	Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[10]	800	114
	Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[10]	180	25
	Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[10]	230	34
	Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[10]	65	9

			105,390

Corporate bonds, notes & loans 0.45%
Energy 0.09%	GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036[7]	410	405
	Oleoducto Central SA 4.00% 7/14/2027[7]	255	241
	Oleoducto Central SA 4.00% 7/14/2027	200	189
	Petroleos Mexicanos 6.49% 1/23/2027	175	170
	Petroleos Mexicanos 5.95% 1/28/2031	1,210	1,023
	PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030	200	181
	Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[7]	430	303
	Transportadora de Gas del Sur SA 8.50% 7/24/2031[7]	250	261
	Vista Energy Argentina S.A.U 7.625% 12/10/2035[7]	390	388

			3,161

Materials 0.08%	Braskem Idesa SAPI 7.45% 11/15/2029	725	578
	Braskem Idesa SAPI 7.45% 11/15/2029[7]	300	239
	Braskem Netherlands Finance BV 8.50% 1/12/2031[7]	355	356
	CSN Resources SA 8.875% 12/5/2030[7]	400	399
	PT Krakatau Posco 6.375% 6/11/2027	345	346
	Sasol Financing USA, LLC 8.75% 5/3/2029[4]	720	731

			2,649

Communication services 0.06%	América Móvil, SAB de CV 10.125% 1/22/2029	MXN13,710	651
	América Móvil, SAB de CV 9.50% 1/27/2031	24,000	1,084
	PLDT, Inc. 2.50% 1/23/2031	USD210	180
	Tencent Holdings, Ltd. 3.24% 6/3/2050[7]	380	253

			2,168

American Funds Insurance Series	34

New World Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials 0.06%	Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[8]	USD400	$363
	BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[7,8]	340	352
	CMB International Leasing Management, Ltd. 2.75% 8/12/2030	300	267
	HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[7,8]	600	563
	HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[8]	400	423

			1,968

Consumer discretionary 0.05%	Alibaba Group Holding, Ltd. 3.15% 2/9/2051	410	264
	Meituan 3.05% 10/28/2030[7]	400	354
	Melco Resorts Finance, Ltd. 7.625% 4/17/2032[7]	345	347
	MercadoLibre, Inc. 3.125% 1/14/2031	200	174
	Sands China, Ltd. 4.375% 6/18/2030	220	205
	Wynn Macau, Ltd. 5.625% 8/26/2028	260	251

			1,595

Utilities 0.05%	Aegea Finance SARL 9.00% 1/20/2031[7]	275	281
	AES Panama Generation Holdings, SRL 4.375% 5/31/2030[7]	265	232
	Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]	412	369
	Greenko Dutch BV 3.85% 3/29/2026[7]	179	174
	Greenko Dutch BV 3.85% 3/29/2026	179	174
	San Miguel Global Power Holdings Corp. 8.125% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.404% on 3/2/2030)[8]	350	355

			1,585

Industrials 0.02%	IRB Infrastructure Developers, Ltd. 7.11% 3/11/2032[7]	335	339
	LATAM Airlines Group SA 7.875% 4/15/2030[7]	355	360
	Mexico City Airport Trust 4.25% 10/31/2026	200	196

			895

Health care 0.02%	Biocon Biologics Global PLC 6.67% 10/9/2029[7]	260	249
	Rede D’Or Finance SARL 4.50% 1/22/2030	480	430

			679

Consumer staples 0.02%	NBM US Holdings, Inc. 7.00% 5/14/2026[4]	200	200
	NBM US Holdings, Inc. 6.625% 8/6/2029[4]	420	423

			623

	Total corporate bonds, notes & loans		15,323

	Total bonds, notes & other debt instruments (cost: $133,489,000)		120,713

Short-term securities 3.19%		Shares

Money market investments 2.78%
	Capital Group Central Cash Fund 4.50%[11,12]	946,664	94,686

35	American Funds Insurance Series

New World Fund® (continued)

Short-term securities (continued)		Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.36%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[11,13]		12,387,262	$12,387

	Weighted average yield at acquisition	Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 0.05%
Egypt (Arab Republic of) 3/18/2025	20.180%	EGP48,550	905
Nigeria (Republic of) 2/11/2025	18.000	NGN85,333	54
Nigeria (Republic of) 2/20/2025	17.782	113,775	71
Nigeria (Republic of) 2/25/2025	18.036	346,521	216
Nigeria (Republic of) 3/6/2025	17.801	308,558	192
Nigeria (Republic of) 3/13/2025	17.900	151,700	94
Nigeria (Republic of) 3/27/2025	18.586	221,188	136

			1,668

Total short-term securities (cost: $108,854,000)			108,741

Total investment securities 100.93% (cost: $2,459,205,000)			3,443,199

Other assets less liabilities (0.93)%			(31,600)

Net assets 100.00%			$3,411,599

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)
2 Year U.S. Treasury Note Futures	Long	34	4/3/2025	USD6,991	$(4)
5 Year Euro-Bobl Futures	Short	3	3/10/2025	(366)	5
5 Year U.S. Treasury Note Futures	Long	3	4/3/2025	319	(2)
10 Year Euro-Bund Futures	Short	14	3/10/2025	(1,935)	51
10 Year Ultra U.S. Treasury Note Futures	Long	4	3/31/2025	445	(6)
20 Year U.S. Treasury Note Futures	Long	4	3/31/2025	455	(13)
30 Year Ultra U.S. Treasury Bond Futures	Long	3	3/31/2025	356	(20)

					$11

Forward currency contracts
						Unrealized appreciation (depreciation) at 12/31/2024 (000)
Contract amount
Currency purchased		Currency sold			Settlement
(000)		(000)		Counterparty	date

USD	2,533	EUR	2,402	UBS AG	1/8/2025	$44
TRY	15,745	USD	434	Goldman Sachs	1/9/2025	7
USD	760	BRL	4,640	Citibank	1/10/2025	10
USD	721	BRL	4,410	Morgan Stanley	1/10/2025	9
USD	509	MXN	10,527	Morgan Stanley	1/10/2025	6
USD	321	IDR	5,119,045	Citibank	1/10/2025	4
USD	284	THB	9,780	Citibank	1/10/2025	(1)
INR	15,237	USD	180	HSBC Bank	1/10/2025	(2)

American Funds Insurance Series	36

New World Fund® (continued)

Forward currency contracts (continued)

						Unrealized appreciation (depreciation) at 12/31/2024 (000)
Contract amount
Currency purchased		Currency sold			Settlement
(000)		(000)		Counterparty	date

CLP	105,700	USD	109	Citibank	1/10/2025	$(3)
BRL	3,540	USD	606	JPMorgan Chase	1/10/2025	(34)
USD	21	CNH	155	UBS AG	1/14/2025	– [5]
USD	87	THB	2,940	Citibank	1/15/2025	1
PLN	245	USD	60	Standard Chartered Bank	1/15/2025	(1)
CNH	6,835	USD	943	Citibank	1/15/2025	(11)
CZK	12,335	USD	519	Standard Chartered Bank	1/15/2025	(12)
CZK	21,885	USD	919	UBS AG	1/15/2025	(19)
HUF	439,112	USD	1,124	Citibank	1/15/2025	(19)
USD	1,383	ZAR	25,009	Standard Chartered Bank	1/17/2025	60
USD	883	EUR	839	Morgan Stanley	1/17/2025	13
USD	1,447	MYR	6,442	Standard Chartered Bank	1/17/2025	8
TRY	13,760	USD	381	Barclays Bank PLC	1/17/2025	1
USD	805	TRY	29,135	Standard Chartered Bank	1/17/2025	(5)
ZAR	8,970	USD	507	Goldman Sachs	1/17/2025	(32)
USD	589	EUR	560	Morgan Stanley	1/23/2025	9
USD	941	ZAR	17,141	JPMorgan Chase	1/24/2025	35
EUR	85	USD	89	BNP Paribas	1/24/2025	(1)
USD	452	MXN	9,195	Morgan Stanley	1/27/2025	13

						$80

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

Receive		Pay			Notional amount (000)	Value at 12/31/2024 (000)
	Payment		Payment	Expiration
Rate	frequency	Rate	frequency	date

4.82%	Annual	6-month PLN-WIBOR	Semi-annual	1/29/2027	PLN2,560	$(5)	$–	$(5)

Bilateral interest rate swaps

								Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

Receive		Pay				Notional amount (000)	Value at 12/31/2024 (000)
	Payment		Payment		Expiration
Rate	frequency	Rate	frequency	Counterparty	date

10.045%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL1,000	$(35)	$–	$(35)
10.8091233%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL2,000	(64)	–	(64)

							$(99)	$–	$(99)

37	American Funds Insurance Series

New World Fund® (continued)

Investments in affiliates[12]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 2.78%

Money market investments 2.78%

Capital Group Central Cash Fund 4.50%[11]	$135,440	$690,940	$731,739	$37	$8	$94,686	$8,105

Restricted securities[4]

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets

QuintoAndar, Ltd., Series E, preference shares[2,3]	5/26/2021	$5,258	$4,888			.14%

QuintoAndar, Ltd., Series E-1, preference shares[2,3]	12/20/2021	1,716	1,257		.04

Sasol Financing USA, LLC 8.75% 5/3/2029	1/24/2024	728	731		.02

NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	408	423		.01

NBM US Holdings, Inc. 7.00% 5/14/2026	5/16/2023	196	200		.01

Canva, Inc.[2,3]	8/26/2021-11/4/2021	656	493		.02

Canva, Inc., Series A, noncumulative preferred shares[2,3]	11/4/2021	58	44		.00	[14]

Canva, Inc., Series A-3, noncumulative preferred shares[2,3]	11/4/2021	2	1		.00	[14]

Getir BV, Series D, preferred shares[2,3]	5/27/2021	3,500	–	[5]	.00	[14]

Total		$12,522	$8,037			.24%

[1]

All or a portion of this security was on loan. The total value of all such securities was $17,950,000, which represented .53% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[2]	Security did not produce income during the last 12 months.
[3]	Value determined using significant unobservable inputs.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $8,037,000, which represented .24% of the net assets of the fund.

[5]	Amount less than one thousand.
[6]

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $6,494,000, which represented 0.19% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[7]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,768,000, which represented .34% of the net assets of the fund.

[8]	Step bond; coupon rate may change at a later date.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Rate represents the seven-day yield at 12/31/2024.
[12]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[14]	Amount less than .01%.

American Funds Insurance Series	38

New World Fund® (continued)

Key to abbreviation(s)
ADR = American Depositary Receipts
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit Rate
CAD = Canadian dollars
CDI = CREST Depository Interest
CLP = Chilean pesos
CNH = Chinese yuan renminbi
CNY = Chinese yuan
COP = Colombian pesos
CZK = Czech korunas
EGP = Egyptian pounds
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
HUF = Hungarian forints

IDR = Indonesian rupiah
INR = Indian rupees
MXN = Mexican pesos
MYR = Malaysian ringgits
NGN = Nigerian naira
PLN = Polish zloty
REIT = Real Estate Investment Trust
SOFR = Secured Overnight Financing Rate
THB = Thai baht
TRY = Turkish lira
USD = U.S. dollars
UST = U.S. Treasury
WIBOR = Warsaw Interbank Offered Rate
ZAR = South African rand

Refer to the notes to financial statements.

39	American Funds Insurance Series

Washington Mutual Investors Fund

Investment portfolio December 31, 2024

Common stocks 97.43%		Shares	Value (000)
Information technology 22.87%	Broadcom, Inc.	4,024,359	$933,007
	Microsoft Corp.	1,452,318	612,152
	Apple, Inc.	1,087,554	272,345
	NVIDIA Corp.	808,054	108,513
	SAP SE (ADR)[1]	425,695	104,810
	ASML Holding NV (ADR)	122,994	85,245
	Motorola Solutions, Inc.	155,872	72,049
	Applied Materials, Inc.	364,295	59,245
	Oracle Corp.	343,607	57,259
	Texas Instruments, Inc.	249,070	46,703
	International Business Machines Corp.	183,437	40,325
	KLA Corp.	50,659	31,921
	Accenture PLC, Class A	80,926	28,469
	Salesforce, Inc.	65,973	22,057
	Synopsys, Inc.[2]	31,950	15,507
	ASM International NV (ADR)	27,154	15,455
	Intel Corp.	671,361	13,461
	Cadence Design Systems, Inc.[2]	41,332	12,419

			2,530,942

Financials 17.69%	Marsh & McLennan Companies, Inc.	1,160,301	246,459
	JPMorgan Chase & Co.	739,081	177,165
	BlackRock, Inc.	143,132	146,726
	Visa, Inc., Class A	442,617	139,885
	Mastercard, Inc., Class A	221,315	116,538
	Blackstone, Inc.	566,516	97,679
	Chubb, Ltd.	349,649	96,608
	KKR & Co., Inc.	641,438	94,875
	Wells Fargo & Co.	1,160,043	81,481
	Discover Financial Services	441,606	76,499
	Arthur J. Gallagher & Co.	265,838	75,458
	Apollo Asset Management, Inc.	412,590	68,143
	Morgan Stanley	518,315	65,163
	S&P Global, Inc.	112,971	56,263
	Bank of America Corp.	1,073,430	47,177
	Citizens Financial Group, Inc.	1,070,557	46,848
	Truist Financial Corp.	1,070,828	46,452
	CME Group, Inc., Class A	170,172	39,519
	Aon PLC, Class A	100,447	36,076
	Capital One Financial Corp.	154,602	27,569
	Brookfield Asset Management, Ltd., Class A	483,694	26,211
	American Express Co.	82,667	24,535
	Goldman Sachs Group, Inc.	38,180	21,863
	Canadian Imperial Bank of Commerce	290,915	18,395
	Nasdaq, Inc.	234,354	18,118
	Citigroup, Inc.	233,574	16,441
	Carlyle Group, Inc. (The)	305,814	15,441
	PNC Financial Services Group, Inc.	68,886	13,285
	Progressive Corp.	36,341	8,708
	Intercontinental Exchange, Inc.	43,188	6,435
	Fifth Third Bancorp	138,531	5,857

			1,957,872

Health care 13.43%	UnitedHealth Group, Inc.	551,562	279,013
	Eli Lilly and Co.	334,946	258,578
	AbbVie, Inc.	775,960	137,889
	Abbott Laboratories	1,051,863	118,976
	Gilead Sciences, Inc.	1,258,221	116,222
	Danaher Corp.	360,523	82,758
	Amgen, Inc.	308,662	80,450

American Funds Insurance Series	40

Washington Mutual Investors Fund (continued)

Common stocks (continued)		Shares		Value (000)
Health care (continued)	CVS Health Corp.	1,724,284		$77,403
	AstraZeneca PLC (ADR)	1,173,612		76,895
	Vertex Pharmaceuticals, Inc.[2]	171,700		69,144
	Elevance Health, Inc.	98,074		36,179
	Merck & Co., Inc.	300,318		29,876
	Bristol-Myers Squibb Co.	378,568		21,412
	Humana, Inc.	77,164		19,577
	Novo Nordisk AS, Class B (ADR)	227,311		19,553
	Johnson & Johnson	125,548		18,157
	Pfizer, Inc.	658,185		17,462
	Thermo Fisher Scientific, Inc.	21,422		11,144
	Zoetis, Inc., Class A	46,370		7,555
	Illumina, Inc.[2]	42,952		5,740
	Regeneron Pharmaceuticals, Inc.[2]	3,559		2,535

				1,486,518

Industrials 10.67%	General Electric Co.	732,733		122,212
	RTX Corp.	1,023,435		118,432
	Northrop Grumman Corp.	233,299		109,485
	Caterpillar, Inc.	270,621		98,170
	Paychex, Inc.	510,733		71,615
	Union Pacific Corp.	288,281		65,740
	Boeing Co. (The)[2]	312,089		55,240
	L3Harris Technologies, Inc.	224,437		47,195
	Honeywell International, Inc.	183,041		41,347
	CSX Corp.	1,122,719		36,230
	Johnson Controls International PLC	454,239		35,853
	Carrier Global Corp.	519,516		35,462
	PACCAR, Inc.	294,434		30,627
	Deere & Co.	71,331		30,223
	3M Co.	216,282		27,920
	ABB, Ltd. (ADR)	479,634		25,761
	Parker-Hannifin Corp.	35,903		22,835
	Equifax, Inc.	76,977		19,617
	Southwest Airlines Co.	582,708		19,591
	Delta Air Lines, Inc.	312,062		18,880
	Ingersoll-Rand, Inc.	199,159		18,016
	Waste Connections, Inc.	101,840		17,474
	TransUnion	186,892		17,327
	FedEx Corp.	57,853		16,276
	Veralto Corp.	138,242		14,080
	Republic Services, Inc.	68,110		13,702
	HEICO Corp.	44,486		10,576
	BAE Systems PLC (ADR)	182,972		10,459
	Lockheed Martin Corp.	17,709		8,605
	United Parcel Service, Inc., Class B	66,914		8,438
	Eaton Corp. PLC	17,329		5,751
	Lennox International, Inc.	8,982		5,473
	Waste Management, Inc.	7,916		1,597
	GE Vernova, Inc.	–	[3]	–	[3]

				1,180,209

Consumer staples 7.77%	Philip Morris International, Inc.	2,063,727		248,369
	Keurig Dr Pepper, Inc.	2,500,171		80,305
	Altria Group, Inc.	1,224,723		64,041
	Constellation Brands, Inc., Class A	273,991		60,552
	British American Tobacco PLC (ADR)	1,315,992		47,797
	Hershey Co.	281,976		47,753
	Procter & Gamble Co.	277,206		46,474
	Target Corp.	330,467		44,672

41	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Coca-Cola Co.	641,513	$39,941
	Costco Wholesale Corp.	33,106	30,334
	Mondelez International, Inc., Class A	419,734	25,071
	Danone (ADR)	1,556,481	20,841
	Kraft Heinz Co. (The)	645,158	19,813
	Church & Dwight Co., Inc.	189,125	19,803
	Dollar General Corp.	253,802	19,243
	Sysco Corp.	236,638	18,093
	Kimberly-Clark Corp.	94,992	12,448
	Estée Lauder Companies, Inc. (The), Class A	98,781	7,407
	Bunge Global SA	80,582	6,266

			859,223

Consumer discretionary 7.37%	Home Depot, Inc.	333,274	129,640
	Royal Caribbean Cruises, Ltd.	548,468	126,526
	Darden Restaurants, Inc.	558,371	104,242
	YUM! Brands, Inc.	690,747	92,671
	Starbucks Corp.	765,268	69,831
	Amazon.com, Inc.[2]	230,819	50,639
	NIKE, Inc., Class B	636,721	48,181
	TJX Companies, Inc. (The)	336,253	40,623
	General Motors Co.	542,605	28,905
	Marriott International, Inc., Class A	100,754	28,104
	Vail Resorts, Inc.	107,195	20,094
	McDonald’s Corp.	65,698	19,045
	Tractor Supply Co.	340,785	18,082
	D.R. Horton, Inc.	117,911	16,486
	Lennar Corp., Class A	62,894	8,577
	Chipotle Mexican Grill, Inc.[2]	130,550	7,872
	Sony Group Corp. (ADR)	216,075	4,572
	Advance Auto Parts, Inc.	31,181	1,475

			815,565

Communication services 5.16%	Alphabet, Inc., Class C	685,115	130,473
	Alphabet, Inc., Class A	407,779	77,193
	Comcast Corp., Class A	3,923,967	147,266
	Meta Platforms, Inc., Class A	197,771	115,797
	Walt Disney Co. (The)	413,151	46,004
	Verizon Communications, Inc.	676,664	27,060
	Electronic Arts, Inc.	120,237	17,591
	Deutsche Telekom AG (ADR)	215,122	6,421
	AT&T, Inc.	153,127	3,487

			571,292

Energy 4.09%	EOG Resources, Inc.	951,296	116,610
	Exxon Mobil Corp.	919,484	98,909
	Canadian Natural Resources, Ltd.	2,161,781	66,734
	ConocoPhillips	430,287	42,672
	Chevron Corp.	256,918	37,212
	Halliburton Co.	1,222,968	33,252
	TC Energy Corp.	523,250	24,347
	Schlumberger NV	419,889	16,099
	Cenovus Energy, Inc.	951,373	14,413
	South Bow Corp.	99,413	2,343

			452,591

American Funds Insurance Series	42

Washington Mutual Investors Fund (continued)

Common stocks (continued)		Shares	Value (000)
Utilities 3.42%	Sempra	1,059,081	$92,903
	Constellation Energy Corp.	407,067	91,065
	Southern Co. (The)	812,375	66,875
	FirstEnergy Corp.	1,376,479	54,756
	Entergy Corp.	239,486	18,158
	CenterPoint Energy, Inc.	562,197	17,839
	Public Service Enterprise Group, Inc.	192,251	16,243
	DTE Energy Co.	91,474	11,045
	NextEra Energy, Inc.	125,161	8,973

			377,857

Real estate 2.65%	Welltower, Inc. REIT	831,597	104,806
	Extra Space Storage, Inc. REIT	438,871	65,655
	Mid-America Apartment Communities, Inc. REIT	253,172	39,133
	Prologis, Inc. REIT	256,065	27,066
	American Tower Corp. REIT	121,713	22,323
	Equinix, Inc. REIT	21,906	20,655
	Public Storage REIT	46,632	13,964

			293,602

Materials 2.31%	Linde PLC	242,922	101,704
	Corteva, Inc.	1,002,857	57,123
	Wheaton Precious Metals Corp.	422,008	23,734
	Celanese Corp.	203,512	14,085
	Nucor Corp.	104,065	12,146
	LyondellBasell Industries NV	153,739	11,418
	Freeport-McMoRan, Inc.	258,172	9,831
	Rio Tinto PLC (ADR)	156,586	9,209
	Air Products and Chemicals, Inc.	21,936	6,362
	H.B. Fuller Co.	91,076	6,146
	Royal Gold, Inc.	28,262	3,726

			255,484

	Total common stocks (cost: $6,841,196,000)		10,781,155

Convertible stocks 0.29%
Industrials 0.25%	Boeing Co., Series A, convertible preferred depositary shares, 6.00% 10/15/2027	455,591	27,741

Financials 0.04%	Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	54,000	4,693

	Total convertible stocks (cost: $25,929,000)		32,434

Short-term securities 2.63%

Money market investments 2.21%

	Capital Group Central Cash Fund 4.50%[4,5]	2,452,012	245,250

43	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.42%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[4,6]	36,509,016	$36,509
Capital Group Central Cash Fund 4.50%[4,5,6]	98,481	9,850

		46,359

Total short-term securities (cost: $291,522,000)		291,609

Total investment securities 100.35% (cost: $7,158,647,000)		11,105,198

Other assets less liabilities (0.35)%		(39,184)

Net assets 100.00%		$11,066,014

Investments in affiliates[5]

	Value at 1/1/2024 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 2.30%
Money market investments 2.21%
Capital Group Central Cash Fund 4.50%[4]	$329,850	$1,300,805		$1,385,465	$(3)	$63	$245,250	$18,230

Money market investments purchased with collateral from securities on loan 0.09%
Capital Group Central Cash Fund 4.50%[4,6]	629	9,221	[7]				9,850	–	[8]

Total 2.30%					$(3)	$63	$255,100	$18,230

[1]

All or a portion of this security was on loan. The total value of all such securities was $50,467,000, which represented .46% of the net assets of the fund.Refer to Note 5 for more information on securities lending.

[2]	Security did not produce income during the last 12 months.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 12/31/2024.
[5]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds Insurance Series	44

U.S. Small and Mid Cap Equity Fund

Investment portfolio December 31, 2024

Common stocks 97.66%		Shares	Value (000)
Financials 22.09%	Discover Financial Services	2,280	$395
	Brown & Brown, Inc.	3,507	358
	Victory Capital Holdings, Inc., Class A	4,392	288
	RenaissanceRe Holdings, Ltd.	1,100	274
	Citizens Financial Group, Inc.	5,174	226
	TPG, Inc., Class A	3,511	221
	Fifth Third Bancorp	4,930	208
	Hamilton Lane, Inc., Class A	1,186	176
	LPL Financial Holdings, Inc.	534	174
	StepStone Group, Inc., Class A	2,635	153
	Arthur J. Gallagher & Co.	531	151
	Affirm Holdings, Inc., Class A1	2,094	128
	Radian Group, Inc.	3,119	99
	Ameriprise Financial, Inc.	158	84
	Tradeweb Markets, Inc., Class A	614	80
	Artisan Partners Asset Management, Inc., Class A	1,682	72
	Comerica, Inc.	766	47
	Block, Inc., Class A1	521	44
	Kinsale Capital Group, Inc.	91	42

			3,220

Industrials 17.41%	FTI Consulting, Inc.[1]	1,530	293
	XPO, Inc.[1]	2,217	291
	Ingersoll-Rand, Inc.	2,744	248
	United Rentals, Inc.	305	215
	Crane Co.	1,255	191
	Generac Holdings, Inc.[1]	853	132
	AGCO Corp.	1,407	132
	Kadant, Inc.	378	130
	Comfort Systems USA, Inc.	284	121
	SiteOne Landscape Supply, Inc.[1]	830	109
	Copart, Inc.[1]	1,583	91
	Regal Rexnord Corp.	502	78
	Applied Industrial Technologies, Inc.	306	73
	APi Group Corp.[1]	2,013	72
	Alight, Inc., Class A	10,335	72
	Booz Allen Hamilton Holding Corp., Class A	382	49
	Graco, Inc.	521	44
	AMETEK, Inc.	246	44
	HEICO Corp.	180	43
	L3Harris Technologies, Inc.	192	40
	Fluor Corp.[1]	774	38
	CBIZ, Inc.[1]	408	33

			2,539

Consumer discretionary 16.90%	YUM! Brands, Inc.	2,302	309
	Hilton Worldwide Holdings, Inc.	1,002	248
	LKQ Corp.	5,828	214
	lululemon athletica, Inc.[1]	549	210
	Aptiv Holdings, Ltd.[1]	3,035	184
	Bright Horizons Family Solutions, Inc.[1]	970	108
	Polaris, Inc.	1,836	106
	General Motors Co.	1,825	97
	Flutter Entertainment PLC[1]	356	92
	Williams-Sonoma, Inc.	475	88
	Murphy USA, Inc.	172	86
	Vail Resorts, Inc.	429	80
	Five Below, Inc.[1]	714	75
	Darden Restaurants, Inc.	382	71
	Caesars Entertainment, Inc.[1]	1,921	64

45	American Funds Insurance Series

U.S. Small and Mid Cap Equity Fund (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	TopBuild Corp.[1]	191	$60
	Texas Roadhouse, Inc.	321	58
	Chewy, Inc., Class A1	1,441	48
	CAVA Group, Inc.[1]	385	43
	Royal Caribbean Cruises, Ltd.	181	42
	Floor & Decor Holdings, Inc., Class A1	362	36
	Cavco Industries, Inc.[1]	72	32
	AutoZone, Inc.[1]	9	29
	Etsy, Inc.[1]	531	28
	Advance Auto Parts, Inc.	598	28
	Champion Homes, Inc.[1]	321	28

			2,464

Information technology 12.06%	Ingram Micro Holding Corp.[1]	12,559	244
	Flex, Ltd.[1]	5,093	196
	Smartsheet, Inc., Class A1	3,255	182
	Insight Enterprises, Inc.[1]	1,116	170
	Keysight Technologies, Inc.[1]	836	134
	EPAM Systems, Inc.[1]	537	126
	Procore Technologies, Inc.[1]	1,410	106
	Vontier Corp.	2,653	97
	Pure Storage, Inc., Class A1	1,273	78
	Fabrinet, non-registered shares[1]	302	66
	Cloudflare, Inc., Class A1	539	58
	TD SYNNEX Corp.	472	55
	ServiceTitan, Inc., Class A1	472	49
	CDW Corp.	276	48
	RingCentral, Inc., Class A1	1,316	46
	Dynatrace, Inc.[1]	797	43
	MongoDB, Inc., Class A1	139	32
	Okta, Inc., Class A1	369	29

			1,759

Consumer staples 8.97%	US Foods Holding Corp.[1]	4,238	286
	Monster Beverage Corp.[1]	4,199	221
	Dollar General Corp.	2,346	178
	e.l.f. Beauty, Inc.[1]	1,350	169
	Kimberly-Clark Corp.	662	87
	Constellation Brands, Inc., Class A	347	77
	Caseys General Stores, Inc.	189	75
	Keurig Dr Pepper, Inc.	2,059	66
	Hershey Co.	373	63
	Maplebear, Inc.[1]	1,127	47
	Bunge Global SA	260	20
	Walgreens Boots Alliance, Inc.	2,072	19

			1,308

Health care 7.78%	Illumina, Inc.[1]	1,204	161
	Medpace Holdings, Inc.[1]	305	101
	Exact Sciences Corp.[1]	1,764	99
	Align Technology, Inc.[1]	458	96
	Ionis Pharmaceuticals, Inc.[1]	2,386	83
	Alnylam Pharmaceuticals, Inc.[1]	323	76
	Humana, Inc.	290	74
	Molina Healthcare, Inc.[1]	212	62
	Veeva Systems, Inc., Class A1	291	61
	Cooper Companies, Inc.[1]	622	57
	DexCom, Inc.[1]	708	55
	Halozyme Therapeutics, Inc.[1]	1,133	54

American Funds Insurance Series	46

U.S. Small and Mid Cap Equity Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Penumbra, Inc.[1]	203	$48
	CVS Health Corp.	867	39
	Zimmer Biomet Holdings, Inc.	328	35
	Krystal Biotech, Inc.[1]	147	23
	agilon health, Inc.[1]	4,903	9
	GRAIL, Inc.[1]	101	2

			1,135

Energy 3.24%	Cheniere Energy, Inc.	814	175
	Diamondback Energy, Inc.	824	135
	Baker Hughes Co., Class A	2,254	92
	Viper Energy, Inc., Class A	1,014	50
	Weatherford International	272	20

			472

Materials 3.09%	International Paper Co.	2,940	158
	Albemarle Corp.	1,421	122
	ATI, Inc.[1]	1,774	98
	Element Solutions, Inc.	2,825	72

			450

Real estate 2.83%	Extra Space Storage, Inc. REIT	883	132
	Mid-America Apartment Communities, Inc. REIT	824	128
	NNN REIT, Inc.	1,771	72
	Crown Castle, Inc. REIT	658	60
	Lineage, Inc. REIT	345	20

			412

Communication services 2.43%	ROBLOX Corp., Class A1	2,568	149
	Live Nation Entertainment, Inc.[1]	613	79
	Take-Two Interactive Software, Inc.[1]	277	51
	Charter Communications, Inc., Class A1	128	44
	Warner Music Group Corp., Class A	1,012	31

			354

Utilities 0.86%	FirstEnergy Corp.	1,705	68
	DTE Energy Co.	476	57

			125

	Total common stocks (cost: $14,676,000)		14,238

Short-term securities 1.98%

Money market investments 1.98%

	Capital Group Central Cash Fund 4.50%[2,3]	2,880	288

	Total short-term securities (cost: $288,000)		288

	Total investment securities 99.64% (cost: $14,964,000)		14,526

	Other assets less liabilities 0.36%		53

	Net assets 100.00%		$14,579

47	American Funds Insurance Series

U.S. Small and Mid Cap Equity Fund (continued)

Investments in affiliates3

	Value at 11/15/2024 (000)	[4]	Additions (000)	Reductions (000)	Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)		Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 1.98%
Money market investments 1.98%
Capital Group Central Cash Fund 4.50%[2]	$–		$512	$224	$–	[5]	$–	[5]	$288	$2

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2024.
[3]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Commencement of operations.
[5]	Amount less than one thousand.

Key to abbreviation(s)

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds Insurance Series	48

Capital World Growth and Income Fund®

Investment portfolio December 31, 2024

Common stocks 97.02%		Shares	Value (000)
Information technology 22.86%	Broadcom, Inc.	442,983	$102,701
	Taiwan Semiconductor Manufacturing Co., Ltd.	2,363,772	77,185
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,315	1,050
	Microsoft Corp.	169,350	71,381
	Apple, Inc.	160,393	40,166
	NVIDIA Corp.	187,769	25,215
	ASML Holding NV	18,486	13,001
	ASML Holding NV (ADR)	1,607	1,114
	Salesforce, Inc.	37,968	12,694
	Accenture PLC, Class A	25,679	9,034
	Tokyo Electron, Ltd.	56,400	8,547
	Texas Instruments, Inc.	36,601	6,863
	Shopify, Inc., Class A, subordinate voting shares[1]	62,037	6,596
	Seagate Technology Holdings PLC	70,598	6,093
	Capgemini SE	35,436	5,781
	MediaTek, Inc.	119,094	5,114
	International Business Machines Corp.	23,102	5,079
	Oracle Corp.	30,364	5,060
	Dell Technologies, Inc., Class C	32,681	3,766
	Keyence Corp.	9,000	3,662
	Arista Networks, Inc.[1]	30,204	3,338
	SAP SE	11,214	2,744
	Micron Technology, Inc.	30,036	2,528
	Synopsys, Inc.[1]	4,943	2,399
	Constellation Software, Inc.	749	2,316
	EPAM Systems, Inc.[1]	8,717	2,038
	Applied Materials, Inc.	9,053	1,472
	Elastic NV, non-registered shares[1]	11,780	1,167
	NEC Corp.	13,373	1,149
	Delta Electronics, Inc.	66,000	859
	ANSYS, Inc.[1]	2,122	716
	Advantech Co., Ltd.	40,098	422
	ASM International NV	657	375

			431,625

Industrials 14.25%	General Electric Co.	145,612	24,287
	Airbus SE, non-registered shares	124,098	19,779
	BAE Systems PLC	883,906	12,681
	TransDigm Group, Inc.	8,947	11,338
	Melrose Industries PLC	1,579,289	10,945
	Siemens AG	54,907	10,722
	Carrier Global Corp.	152,173	10,387
	RTX Corp.	87,176	10,088
	Safran SA	44,907	9,810
	Leonardo SpA	347,075	9,342
	Deere & Co.	21,506	9,112
	Mitsui & Co., Ltd.	431,600	8,955
	Recruit Holdings Co., Ltd.	126,550	8,805
	Boeing Co. (The)[1]	47,223	8,359
	Ryanair Holdings PLC (ADR)	170,876	7,449
	Bureau Veritas SA	210,006	6,383
	Techtronic Industries Co., Ltd.	469,500	6,189
	United Rentals, Inc.	8,416	5,929
	Compagnie de Saint-Gobain SA, non-registered shares	66,452	5,850
	International Consolidated Airlines Group SA (CDI)	1,386,180	5,237
	Lockheed Martin Corp.	10,615	5,158
	Deutsche Post AG	138,337	4,870
	Eaton Corp. PLC	14,353	4,763
	Rolls-Royce Holdings PLC[1]	537,933	3,827
	Dayforce, Inc.[1]	48,930	3,554
	Caterpillar, Inc.	9,183	3,331

49	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

Common stocks (continued)		Shares		Value (000)
Industrials (continued)	Volvo AB, Class B	129,518		$3,143
	AMETEK, Inc.	16,954		3,056
	L3Harris Technologies, Inc.	14,118		2,969
	ITOCHU Corp.	60,000		2,953
	Schneider Electric SE	11,747		2,904
	Ingersoll-Rand, Inc.	31,691		2,867
	MTU Aero Engines AG	7,515		2,506
	RELX PLC	47,877		2,170
	Weir Group PLC (The)	77,606		2,113
	Bunzl PLC	44,896		1,848
	Hitachi, Ltd.	61,900		1,521
	CSX Corp.	45,296		1,462
	Honeywell International, Inc.	6,354		1,435
	Ferguson Enterprises, Inc.	7,425		1,289
	Mitsubishi Corp.	76,500		1,252
	SS&C Technologies Holdings, Inc.	15,326		1,161
	SMC Corp.	2,500		973
	XPO, Inc.[1]	6,981		916
	Crane Co.	5,186		787
	Aena S.M.E, SA, non-registered shares	3,789		773
	Grupo Aeroportuario del Sureste, SAB de CV, Class B	26,165		671
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	37,007		651
	Arcadis NV, non-registered shares	10,404		632
	Booz Allen Hamilton Holding Corp., Class A	4,422		569
	Howmet Aerospace, Inc.	4,460		488
	FedEx Corp.	1,469		413
	Daikin Industries, Ltd.	2,700		316
	FTI Consulting, Inc.[1]	1,000		191
	GE Vernova, Inc.	–	[2]	–	[2]

				269,179

Financials 13.69%	Zurich Insurance Group AG	28,906		17,175
	Chubb, Ltd.	48,782		13,478
	JPMorgan Chase & Co.	54,326		13,023
	Blackstone, Inc.	71,950		12,406
	Mastercard, Inc., Class A	19,512		10,274
	Banco Bilbao Vizcaya Argentaria, SA	1,026,924		10,056
	HSBC Holdings PLC (GBP denominated)	698,969		6,869
	HSBC Holdings PLC (HKD denominated)	138,400		1,351
	ING Groep NV	517,755		8,096
	AXA SA	186,293		6,624
	BlackRock, Inc.	5,753		5,897
	Arthur J. Gallagher & Co.	20,004		5,678
	Blue Owl Capital, Inc., Class A	241,051		5,607
	Apollo Asset Management, Inc.	32,451		5,360
	KB Financial Group, Inc.	88,206		5,003
	KKR & Co., Inc.	33,647		4,977
	NatWest Group PLC	958,016		4,822
	Aon PLC, Class A	13,284		4,771
	Axis Bank, Ltd.	367,198		4,560
	American Express Co.	15,230		4,520
	Ares Management Corp., Class A	24,946		4,416
	HDFC Life Insurance Co., Ltd.	609,164		4,388
	Fairfax Financial Holdings, Ltd., subordinate voting shares	3,058		4,255
	Discover Financial Services	24,041		4,165
	B3 SA - Brasil, Bolsa, Balcao	2,425,778		4,160
	Capital One Financial Corp.	22,927		4,088
	Ping An Insurance (Group) Company of China, Ltd., Class H	603,280		3,551
	AIA Group, Ltd.	482,199		3,488
	Postal Savings Bank of China Co., Ltd., Class H	5,853,383		3,452
	Visa, Inc., Class A	10,269		3,245

American Funds Insurance Series	50

Capital World Growth and Income Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	National Bank of Canada	35,284	$3,217
	Bank Central Asia Tbk PT	5,130,100	3,074
	Great-West Lifeco, Inc.	92,330	3,062
	Wells Fargo & Co.	42,802	3,006
	Israel Discount Bank, Ltd., Class A	438,398	3,000
	BNP Paribas SA	44,494	2,725
	Morgan Stanley	21,292	2,677
	Citigroup, Inc.	37,788	2,660
	Bank of America Corp.	58,342	2,564
	Skandinaviska Enskilda Banken AB, Class A	184,811	2,532
	FinecoBank SpA	141,411	2,471
	HDFC Bank, Ltd.	90,717	1,876
	HDFC Bank, Ltd. (ADR)	8,872	567
	Münchener Rückversicherungs-Gesellschaft AG	4,810	2,419
	Brown & Brown, Inc.	23,133	2,360
	TPG, Inc., Class A	37,048	2,328
	Erste Group Bank AG	34,818	2,151
	Mizuho Financial Group, Inc.	85,900	2,096
	China Merchants Bank Co., Ltd., Class H	234,403	1,201
	China Merchants Bank Co., Ltd., Class A	145,600	783
	CVC Capital Partners PLC[1]	89,675	1,965
	Macquarie Group, Ltd.	14,120	1,939
	American International Group, Inc.	24,831	1,808
	3i Group PLC	35,660	1,584
	Partners Group Holding AG	1,143	1,551
	Power Corporation of Canada, subordinate voting shares	49,258	1,537
	Bank Mandiri (Persero) Tbk PT	3,925,900	1,382
	Marsh & McLennan Companies, Inc.	6,471	1,375
	Brookfield Asset Management, Ltd., Class A (CAD denominated)	25,305	1,372
	Fidelity National Information Services, Inc.	15,841	1,280
	Danske Bank AS	43,114	1,220
	Bank Rakyat Indonesia (Persero) Tbk PT	4,762,800	1,202
	Aegon, Ltd.	177,180	1,049
	Goldman Sachs Group, Inc.	1,373	786
	XP, Inc., Class A	58,707	696
	Kotak Mahindra Bank, Ltd.	26,366	549
	CaixaBank, SA, non-registered shares	95,575	518
	PNC Financial Services Group, Inc.	500	96
	Sberbank of Russia PJSC[3]	3,196,952	–	[2]

			258,433

Health care 10.83%	Eli Lilly and Co.	42,212	32,588
	UnitedHealth Group, Inc.	45,543	23,038
	Abbott Laboratories	178,158	20,151
	Novo Nordisk AS, Class B	218,432	18,800
	Vertex Pharmaceuticals, Inc.[1]	44,411	17,884
	Gilead Sciences, Inc.	139,188	12,857
	Stryker Corp.	31,712	11,418
	Sanofi	75,790	7,329
	Daiichi Sankyo Co., Ltd.	263,300	7,237
	AbbVie, Inc.	38,687	6,875
	Thermo Fisher Scientific, Inc.	11,689	6,081
	Molina Healthcare, Inc.[1]	20,601	5,996
	Takeda Pharmaceutical Co., Ltd.	195,500	5,183
	GE HealthCare Technologies, Inc.	53,578	4,189
	Novartis AG	29,535	2,874
	Medtronic PLC	35,869	2,865
	EssilorLuxottica SA	11,398	2,770
	DexCom, Inc.[1]	33,099	2,574
	Danaher Corp.	9,499	2,180
	Zoetis, Inc., Class A	11,806	1,924

51	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Siemens Healthineers AG	34,257	$1,816
	Insulet Corp.[1]	6,769	1,767
	AstraZeneca PLC	11,468	1,493
	Lonza Group AG	2,003	1,180
	Coloplast AS, Class B	8,793	963
	Boston Scientific Corp.[1]	9,489	848
	CVS Health Corp.	11,913	535
	Centene Corp.[1]	8,628	523
	Rede D’Or Sao Luiz SA	85,145	350
	Alnylam Pharmaceuticals, Inc.[1]	568	134
	agilon health, Inc.[1]	63,086	120

			204,542

Consumer discretionary 10.04%	Amazon.com, Inc.[1]	181,409	39,799
	Home Depot, Inc.	38,830	15,105
	Trip.com Group, Ltd. (ADR)[1]	202,025	13,871
	Trip.com Group, Ltd.[1]	9,250	638
	LVMH Moët Hennessy-Louis Vuitton SE	19,450	12,718
	Flutter Entertainment PLC[1]	43,737	11,304
	Industria de Diseño Textil, SA	186,583	9,552
	Marriott International, Inc., Class A	25,156	7,017
	Tesla, Inc.[1]	17,192	6,943
	Starbucks Corp.	75,742	6,911
	Chipotle Mexican Grill, Inc.[1]	106,797	6,440
	Booking Holdings, Inc.	1,155	5,739
	NEXT PLC	46,531	5,530
	MercadoLibre, Inc.[1]	3,137	5,334
	Restaurant Brands International, Inc. (CAD denominated)	38,571	2,514
	Restaurant Brands International, Inc.	32,490	2,118
	Compagnie Financière Richemont SA, Class A	28,602	4,348
	Evolution AB	52,176	4,005
	Royal Caribbean Cruises, Ltd.	17,311	3,994
	Las Vegas Sands Corp.	75,204	3,863
	Hyundai Motor Co.	21,761	3,129
	Shimano, Inc.	17,400	2,347
	InterContinental Hotels Group PLC	15,358	1,913
	Moncler SpA	34,379	1,826
	YUM! Brands, Inc.	13,149	1,764
	Stellantis NV	127,349	1,668
	adidas AG	5,898	1,448
	McDonald’s Corp.	4,625	1,341
	Entain PLC	141,682	1,213
	Aristocrat Leisure, Ltd.	26,055	1,100
	NIKE, Inc., Class B	12,200	923
	Compass Group PLC	24,325	809
	Hermès International	333	794
	Ferrari NV (EUR denominated)	1,301	558
	Dollarama, Inc.	5,260	513
	Kering SA	1,668	409

			189,498

Communication services 7.43%	Alphabet, Inc., Class A	122,432	23,177
	Alphabet, Inc., Class C	90,214	17,180
	Meta Platforms, Inc., Class A	48,379	28,326
	Netflix, Inc.[1]	12,165	10,843
	Publicis Groupe SA	101,313	10,733
	Comcast Corp., Class A	189,857	7,125
	NetEase, Inc.	306,200	5,463
	NetEase, Inc. (ADR)	13,625	1,215
	Deutsche Telekom AG	220,402	6,596

American Funds Insurance Series	52

Capital World Growth and Income Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Tencent Holdings, Ltd.	114,200	$6,103
	Bharti Airtel, Ltd.	250,484	4,640
	Bharti Airtel, Ltd., interim shares	6,582	90
	Universal Music Group NV	172,753	4,409
	SoftBank Corp.	3,223,850	4,054
	Sea, Ltd., Class A (ADR)[1]	30,943	3,283
	Singapore Telecommunications, Ltd.	1,060,400	2,388
	Omnicom Group, Inc.	19,663	1,692
	Advanced Info Service PCL, foreign registered shares	167,800	1,400
	Take-Two Interactive Software, Inc.[1]	6,070	1,117
	Schibsted ASA, Class A	16,179	501

			140,335

Consumer staples 5.44%	Philip Morris International, Inc.	294,056	35,390
	Imperial Brands PLC	316,821	10,124
	Kroger Co.	154,299	9,435
	Nestlé SA	109,240	8,958
	Ajinomoto Co., Inc.	106,000	4,313
	Danone SA	59,826	4,025
	JBS SA	557,973	3,302
	Sysco Corp.	41,127	3,145
	British American Tobacco PLC	85,501	3,100
	Ocado Group PLC[1]	798,670	3,021
	Constellation Brands, Inc., Class A	12,975	2,867
	Kweichow Moutai Co., Ltd., Class A	11,900	2,480
	Arca Continental, SAB de CV	231,334	1,916
	Procter & Gamble Co.	9,154	1,535
	Seven & i Holdings Co., Ltd.	96,440	1,512
	PepsiCo, Inc.	8,012	1,218
	Suntory Beverage & Food, Ltd.[4]	37,400	1,187
	Costco Wholesale Corp.	1,243	1,139
	Alimentation Couche-Tard, Inc.	19,111	1,060
	Lamb Weston Holdings, Inc.	14,471	967
	Treasury Wine Estates, Ltd.	96,402	676
	Keurig Dr Pepper, Inc.	17,401	559
	Altria Group, Inc.	7,401	387
	ITC, Ltd.	67,891	383

			102,699

Materials 5.13%	Freeport-McMoRan, Inc.	357,917	13,629
	Rio Tinto PLC	184,746	10,875
	Linde PLC	24,068	10,077
	Air Products and Chemicals, Inc.	30,289	8,785
	Glencore PLC	1,986,795	8,736
	Vale SA, ordinary nominative shares	566,857	5,010
	Vale SA (ADR), ordinary nominative shares	149,870	1,329
	Ivanhoe Mines, Ltd., Class A1	460,454	5,465
	First Quantum Minerals, Ltd.[1]	373,378	4,813
	Anglo American PLC	138,309	4,098
	Heidelberg Materials AG, non-registered shares	30,752	3,799
	Smurfit Westrock PLC	65,438	3,524
	Air Liquide SA	12,042	1,947
	Air Liquide SA, bonus shares	5,336	863
	Corteva, Inc.	37,249	2,122
	Fortescue, Ltd.	166,511	1,868
	Albemarle Corp.	17,245	1,484
	Akzo Nobel NV	24,478	1,470
	Agnico Eagle Mines, Ltd./ Mines Agnico Eagle Limitee	18,264	1,429
	Grupo México, SAB de CV, Series B	266,100	1,262
	Shin-Etsu Chemical Co., Ltd.	35,400	1,171

53	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Southern Copper Corp.	11,084	$1,010
	Lundin Mining Corp.	106,116	913
	Antofagasta PLC	35,642	705
	Evonik Industries AG	27,405	475

			96,859

Energy 4.54%	Canadian Natural Resources, Ltd. (CAD denominated)	565,372	17,455
	EOG Resources, Inc.	117,877	14,449
	TC Energy Corp. (CAD denominated)[4]	228,076	10,629
	Cameco Corp. (CAD denominated)	133,256	6,852
	Cameco Corp.	39,775	2,044
	Shell PLC (GBP denominated)	233,469	7,248
	Shell PLC (EUR denominated)	14,064	441
	Tourmaline Oil Corp.	129,913	6,012
	TotalEnergies SE	68,731	3,819
	Baker Hughes Co., Class A	66,678	2,735
	Reliance Industries, Ltd.	191,526	2,713
	Suncor Energy, Inc.	70,913	2,531
	ConocoPhillips	23,026	2,284
	Expand Energy Corp.	19,367	1,928
	Schlumberger NV	43,089	1,652
	Cenovus Energy, Inc. (CAD denominated)	95,648	1,450
	Neste OYJ	85,724	1,082
	ADNOC Drilling Co. PJSC	130,468	189
	South Bow Corp. (CAD denominated)	5,700	135

			85,648

Utilities 1.88%	Constellation Energy Corp.	19,952	4,463
	Engie SA	264,632	4,195
	E.ON SE	339,449	3,953
	DTE Energy Co.	31,270	3,776
	China Resources Gas Group, Ltd.	830,532	3,288
	Iberdrola, SA, non-registered shares	232,814	3,206
	Dominion Energy, Inc.	44,838	2,415
	National Grid PLC	202,998	2,406
	Duke Energy Corp.	19,966	2,151
	FirstEnergy Corp.	42,471	1,690
	NextEra Energy, Inc.	18,050	1,294
	Public Service Enterprise Group, Inc.	13,054	1,103
	AES Corp.	66,093	851
	Pinnacle West Capital Corp.	7,578	642
	CenterPoint Energy, Inc.	3,700	117

			35,550

Real estate 0.93%	VICI Properties, Inc. REIT	139,178	4,065
	China Resources Mixc Lifestyle Services, Ltd.	967,200	3,600
	CubeSmart REIT	43,457	1,862
	Prologis, Inc. REIT	16,050	1,697
	Iron Mountain, Inc. REIT	15,670	1,647
	Extra Space Storage, Inc. REIT	10,514	1,573
	American Tower Corp. REIT	6,636	1,217
	Equinix, Inc. REIT	1,154	1,088
	Longfor Group Holdings, Ltd.	668,238	861

			17,610

	Total common stocks (cost: $1,177,639,000)		1,831,978

American Funds Insurance Series	54

Capital World Growth and Income Fund® (continued)

Preferred securities 0.09%		Shares	Value (000)
Consumer discretionary 0.04%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	12,306	$745

Financials 0.03%	Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]	32,172	384
	Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1,4]	15,425	183

			567

Health care 0.02%	Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	59,790	439

	Total preferred securities (cost: $2,537,000)		1,751

Convertible stocks 0.12%
Materials 0.12%	Albemarle Corp., Class A, cumulative convertible preferred depositary shares, 7.25% 3/1/2027	55,312	2,251

	Total convertible stocks (cost: $2,743,000)		2,251

Bonds, notes & other debt instruments 0.10%		Principal amount (000)

Corporate bonds, notes & loans 0.10%
Health care 0.06%	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	USD1,100	1,058

Financials 0.02%	Lloyds Banking Group PLC 3.369% 12/14/2046 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.50% on 12/14/2041)[5]	709	491

Consumer discretionary 0.02%	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]	390	387

	Total corporate bonds, notes & loans		1,936

	Total bonds, notes & other debt instruments (cost: $2,025,000)		1,936

Short-term securities 2.98%		Shares

Money market investments 2.47%
	Capital Group Central Cash Fund 4.50%[7,8]	466,640	46,673

Money market investments purchased with collateral from securities on loan 0.51%
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[7,9]	9,543,555	9,544

	Total short-term securities (cost: $56,209,000)		56,217

	Total investment securities 100.31% (cost: $1,241,153,000)		1,894,133

	Other assets less liabilities (0.31)%		(5,814)

	Net assets 100.00%		$1,888,319

55	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

Investments in affiliates

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 2.47%
Money market investments 2.47%
Capital Group Central Cash Fund 4.50%[7]	$44,944	$304,450	$302,732	$(1)	$12	$46,673	$3,610

[1]	Security did not produce income during the last 12 months.
[2]	Amount less than one thousand.
[3]	Value determined using significant unobservable inputs.
[4]

All or a portion of this security was on loan. The total value of all such securities was $10,634,000, which represented .56% of the net assets of the fund.Refer to Note 5 for more information on securities lending.

[5]	Step bond; coupon rate may change at a later date.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $387,000, which represented .02% of the net assets of the fund.

[7]	Rate represents the seven-day yield at 12/31/2024.
[8]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

HKD = Hong Kong dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

UST = U.S. Treasury

Refer to the notes to financial statements.

American Funds Insurance Series	56

Growth-Income Fund

Investment portfolio December 31, 2024

Common stocks 96.60%		Shares	Value (000)
Information technology 23.69%	Microsoft Corp.	6,435,519	$2,712,571
	Apple, Inc.	7,941,900	1,988,811
	Broadcom, Inc.	8,322,779	1,929,553
	NVIDIA Corp.	7,061,111	948,237
	Accenture PLC, Class A	2,084,151	733,183
	Texas Instruments, Inc.	1,922,519	360,491
	Salesforce, Inc.	1,075,059	359,424
	Cognizant Technology Solutions Corp., Class A	2,739,411	210,661
	Oracle Corp.	930,843	155,116
	Taiwan Semiconductor Manufacturing Co., Ltd.	4,102,000	133,945
	Seagate Technology Holdings PLC	816,874	70,504
	Palo Alto Networks, Inc.[1]	220,554	40,132
	Analog Devices, Inc.	168,515	35,803
	QUALCOMM, Inc.	225,964	34,713
	Micron Technology, Inc.	268,034	22,558
	ASML Holding NV	28,845	20,286
	Adobe, Inc.[1]	43,879	19,512

			9,775,500

Industrials 13.94%	RTX Corp.	6,388,296	739,254
	Automatic Data Processing, Inc.	1,993,331	583,508
	Boeing Co. (The)[1]	2,376,190	420,586
	General Electric Co.	2,458,673	410,082
	General Dynamics Corp.	1,519,363	400,337
	GFL Environmental, Inc., subordinate voting shares	8,685,308	386,844
	Carrier Global Corp.	5,156,506	351,983
	Honeywell International, Inc.	1,362,497	307,774
	Airbus SE, non-registered shares	1,921,964	306,326
	Woodward, Inc.	1,484,210	247,002
	XPO, Inc.[1]	1,749,629	229,464
	TFI International, Inc.	1,630,915	220,320
	Paychex, Inc.	1,519,430	213,054
	United Rentals, Inc.	282,792	199,210
	Ingersoll-Rand, Inc.	2,055,433	185,934
	CSX Corp.	2,743,691	88,539
	TransDigm Group, Inc.	65,897	83,510
	Union Pacific Corp.	360,831	82,284
	L3Harris Technologies, Inc.	381,989	80,325
	Uber Technologies, Inc.[1]	1,288,242	77,707
	APi Group Corp.[1]	1,599,578	57,537
	Standard Aero, Inc.[1]	1,589,110	39,346
	Delta Air Lines, Inc.	631,987	38,235

			5,749,161

Health care 13.14%	UnitedHealth Group, Inc.	2,532,251	1,280,964
	AbbVie, Inc.	3,420,505	607,824
	Eli Lilly and Co.	720,377	556,131
	GE HealthCare Technologies, Inc.	6,854,471	535,883
	Thermo Fisher Scientific, Inc.	634,506	330,089
	Vertex Pharmaceuticals, Inc.[1]	793,252	319,443
	Abbott Laboratories	2,689,824	304,246
	Danaher Corp.	1,161,478	266,617
	Revvity, Inc.	1,988,505	221,937
	IQVIA Holdings, Inc.[1]	659,338	129,567
	Sanofi	1,245,837	120,477
	Johnson & Johnson	807,444	116,773
	Cencora, Inc.	446,557	100,332
	Gilead Sciences, Inc.	926,597	85,590
	Insulet Corp.[1]	303,962	79,355
	Novo Nordisk AS, Class B	883,888	76,074

57	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Intuitive Surgical, Inc.[1]	134,067	$69,978
	Bristol-Myers Squibb Co.	1,150,000	65,044
	Stryker Corp.	138,782	49,968
	Amgen, Inc.	151,000	39,357
	DexCom, Inc.[1]	390,182	30,344
	Masimo Corp.[1]	119,168	19,698
	Medtronic PLC	210,000	16,775

			5,422,466

Financials 11.20%	JPMorgan Chase & Co.	2,557,824	613,136
	Mastercard, Inc., Class A	1,138,465	599,481
	Fidelity National Information Services, Inc.	6,648,960	537,036
	BlackRock, Inc.	343,935	352,571
	S&P Global, Inc.	706,397	351,807
	Berkshire Hathaway, Inc., Class B1	540,000	244,771
	PNC Financial Services Group, Inc.	1,245,460	240,187
	Capital One Financial Corp.	1,318,858	235,179
	Chubb, Ltd.	816,383	225,567
	Morgan Stanley	1,380,851	173,600
	Visa, Inc., Class A	500,000	158,020
	Marsh & McLennan Companies, Inc.	634,688	134,814
	Wells Fargo & Co.	1,684,265	118,303
	B3 SA - Brasil, Bolsa, Balcao	56,528,755	96,952
	State Street Corp.	760,000	74,594
	First Citizens BancShares, Inc., Class A	33,274	70,309
	Pinnacle Financial Partners, Inc.	573,150	65,563
	American Express Co.	214,890	63,777
	Arthur J. Gallagher & Co.	220,000	62,447
	Power Corporation of Canada, subordinate voting shares[2]	2,000,000	62,388
	Apollo Asset Management, Inc.	316,825	52,327
	American International Group, Inc.	704,000	51,251
	CME Group, Inc., Class A	152,718	35,466

			4,619,546

Consumer discretionary 10.36%	Amazon.com, Inc.[1]	7,755,444	1,701,467
	Wyndham Hotels & Resorts, Inc.[3]	5,050,129	509,003
	Royal Caribbean Cruises, Ltd.	1,510,459	348,448
	Tesla, Inc.[1]	661,401	267,100
	Home Depot, Inc.	624,580	242,955
	Restaurant Brands International, Inc.	3,125,681	203,732
	InterContinental Hotels Group PLC	1,396,700	173,983
	Sony Group Corp.	5,225,500	110,393
	Tractor Supply Co.	2,008,105	106,550
	Hasbro, Inc.	1,788,473	99,994
	Starbucks Corp.	954,852	87,130
	TJX Companies, Inc. (The)	683,864	82,618
	McDonald’s Corp.	279,467	81,015
	Tapestry, Inc.	1,117,737	73,022
	YUM! Brands, Inc.	350,000	46,956
	DoorDash, Inc., Class A1	266,642	44,729
	Hilton Worldwide Holdings, Inc.	151,393	37,418
	LVMH Moët Hennessy-Louis Vuitton SE	44,522	29,112
	General Motors Co.	504,165	26,857

			4,272,482

American Funds Insurance Series	58

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Communication services 10.20%	Meta Platforms, Inc., Class A	3,361,204	$1,968,019
	Alphabet, Inc., Class A	5,339,738	1,010,812
	Alphabet, Inc., Class C	4,582,000	872,596
	Netflix, Inc.[1]	239,157	213,165
	Universal Music Group NV	3,239,458	82,669
	Comcast Corp., Class A	1,639,161	61,518

			4,208,779

Energy 3.39%	Baker Hughes Co., Class A	9,510,198	390,108
	Exxon Mobil Corp.	3,218,454	346,209
	Canadian Natural Resources, Ltd. (CAD denominated)	8,658,066	267,310
	EOG Resources, Inc.	1,040,878	127,591
	Chevron Corp.	535,000	77,489
	TC Energy Corp.	1,629,755	75,833
	Expand Energy Corp.	715,878	71,266
	ConocoPhillips	434,738	43,113

			1,398,919

Consumer staples 3.38%	British American Tobacco PLC	12,606,282	457,127
	Procter & Gamble Co.	1,191,396	199,737
	Philip Morris International, Inc.	1,397,749	168,219
	Constellation Brands, Inc., Class A	596,394	131,803
	Imperial Brands PLC	3,663,668	117,075
	Mondelez International, Inc., Class A	1,907,526	113,936
	Church & Dwight Co., Inc.	660,000	69,109
	Lamb Weston Holdings, Inc.	950,530	63,524
	Keurig Dr Pepper, Inc.	1,019,386	32,743
	Kraft Heinz Co. (The)	694,940	21,342
	General Mills, Inc.	315,000	20,087

			1,394,702

Materials 3.14%	Air Products and Chemicals, Inc.	1,428,502	414,323
	Linde PLC	545,459	228,367
	Eastman Chemical Co.	2,417,064	220,726
	International Paper Co.	2,953,090	158,935
	Freeport-McMoRan, Inc.	3,908,495	148,836
	LyondellBasell Industries NV	579,974	43,075
	Celanese Corp.	616,290	42,653
	Albemarle Corp.[2]	431,100	37,109

			1,294,024

Real estate 2.21%	Equinix, Inc. REIT	333,626	314,573
	VICI Properties, Inc. REIT	9,305,605	271,817
	American Tower Corp. REIT	882,701	161,896
	Prologis, Inc. REIT	866,060	91,542
	Welltower, Inc. REIT	570,000	71,837

			911,665

59	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Utilities 1.95%	PG&E Corp.	18,016,861	$363,580
	CenterPoint Energy, Inc.	3,753,573	119,101
	Edison International	1,271,657	101,529
	Entergy Corp.	1,337,004	101,372
	Sempra	800,000	70,176
	DTE Energy Co.	401,000	48,421

			804,179

	Total common stocks (cost: $22,558,299,000)		39,851,423

Bonds, notes & other debt instruments 0.00%		Principal amount (000)

Corporate bonds, notes & loans 0.00%
Consumer discretionary 0.00%	General Motors Financial Co., Inc. 4.30% 7/13/2025	USD160	159
	General Motors Financial Co., Inc. 5.25% 3/1/2026	827	830

	Total corporate bonds, notes & loans		989

	Total bonds, notes & other debt instruments (cost: $954,000)		989

Short-term securities 3.68%		Shares

Money market investments 3.57%
	Capital Group Central Cash Fund 4.50%[3,4]	14,716,697	1,471,964

Money market investments purchased with collateral from securities on loan 0.11%
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[4,5]	47,430,675	47,431

	Total short-term securities (cost: $1,519,210,000)		1,519,395

	Total investment securities 100.28% (cost: $24,078,463,000)		41,371,807
	Other assets less liabilities (0.28)%		(116,813)

	Net assets 100.00%		$41,254,994

Investments in affiliates[3]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Common stocks 1.23%

Consumer discretionary 1.23%
Wyndham Hotels & Resorts, Inc.	$ 106,302	$282,386	$ 17,777	$4,192	$133,900	$ 509,003	$ 5,577

Short-term securities 3.57%

Money market investments 3.57%
Capital Group Central Cash Fund 4.50%[4]	1,430,798	8,400,629	8,359,985	499	23	1,471,964	59,986

Total 4.80%				$4,691	$133,923	$1,980,967	$65,563

American Funds Insurance Series	60

Growth-Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $50,176,000, which represented .12% of the net assets of the fund.Refer to Note 5 for more information on securities lending.

[3]	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Rate represents the seven-day yield at 12/31/2024.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

61	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2024

Common stocks 95.98%		Shares	Value (000)
Financials 20.04%	AXA SA	108,812	$3,869
	Zurich Insurance Group AG	6,194	3,680
	HSBC Holdings PLC (GBP denominated)	231,677	2,277
	HSBC Holdings PLC (HKD denominated)	55,200	539
	UniCredit SpA	61,018	2,436
	Deutsche Bank AG	135,344	2,333
	KB Financial Group, Inc.	40,321	2,287
	Société Générale	79,746	2,233
	Skandinaviska Enskilda Banken AB, Class A	161,262	2,210
	Banco Bilbao Vizcaya Argentaria, SA	207,912	2,036
	Tokio Marine Holdings, Inc.	55,100	1,973
	Tryg A/S	93,287	1,967
	NatWest Group PLC	358,740	1,806
	Euronext NV	15,552	1,743
	DBS Group Holdings, Ltd.	54,184	1,733
	PICC Property and Casualty Co., Ltd., Class H	1,062,000	1,677
	London Stock Exchange Group PLC	10,796	1,520
	Edenred SA	43,688	1,427
	Hana Financial Group, Inc.	36,109	1,381
	Prudential PLC	170,179	1,357
	Kotak Mahindra Bank, Ltd.	63,981	1,332
	Resona Holdings, Inc.	181,300	1,319
	Hiscox, Ltd.	95,768	1,298
	CaixaBank, SA, non-registered shares	217,373	1,179
	AIA Group, Ltd.	162,600	1,176
	HDFC Bank, Ltd.	56,777	1,174
	Bank Hapoalim BM	94,621	1,143
	Royal Bank of Canada	9,454	1,140
	Ping An Insurance (Group) Company of China, Ltd., Class H	191,000	1,124
	Aon PLC, Class A	2,812	1,010
	Mizuho Financial Group, Inc.	40,200	981
	CVC Capital Partners PLC[1]	40,021	877
	3i Group PLC	16,295	724
	ICICI Bank, Ltd. (ADR)	23,178	692
	Brookfield Corp., Class A (CAD denominated)	11,286	649
	Pluxee NV	33,005	635
	Canadian Imperial Bank of Commerce (CAD denominated)	8,898	563
	Hong Kong Exchanges and Clearing, Ltd.	14,700	558
	Mediobanca SpA	35,646	519
	Discovery, Ltd.	49,301	509
	Münchener Rückversicherungs-Gesellschaft AG	1,001	503
	XP, Inc., Class A	38,755	459
	Macquarie Group, Ltd.	3,325	457
	Banco Santander, SA	97,356	450
	Partners Group Holding AG	326	442
	Canara Bank	310,039	361
	Grupo Financiero Banorte, SAB de CV, Series O	52,680	338
	Bank Central Asia Tbk PT	548,300	329
	Bank Leumi le-Israel B.M.	26,063	310
	Sampo Oyj, Class A	7,063	289
	Grupo Financiero Inbursa, SAB de CV1	133,585	278
	Banca Generali SpA	5,885	273
	DNB Bank ASA	13,260	264
	Intesa Sanpaolo SpA	64,163	257
	National Bank of Canada	2,311	211
	Hang Seng Bank, Ltd.	15,900	196
	Abu Dhabi Islamic Bank PJSC	43,882	165
	Sberbank of Russia PJSC[2]	476,388	–	[3]

			64,668

American Funds Insurance Series	62

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Industrials 14.54%	BAE Systems PLC	377,859	$5,421
	Airbus SE, non-registered shares	23,810	3,795
	Ryanair Holdings PLC (ADR)	62,355	2,718
	ABB, Ltd.	44,925	2,417
	Rheinmetall AG, non-registered shares	3,060	1,948
	ITOCHU Corp.	37,800	1,861
	Safran SA	8,117	1,773
	SMC Corp.	4,300	1,674
	DSV A/S	7,853	1,663
	Siemens AG	7,122	1,391
	TFI International, Inc.	5,019	678
	TFI International, Inc. (CAD denominated)	4,749	642
	Hitachi, Ltd.	52,900	1,300
	Mitsui & Co., Ltd.	61,800	1,282
	Canadian National Railway Co. (CAD denominated)	12,540	1,273
	RELX PLC	28,050	1,271
	Alliance Global Group, Inc.	7,546,600	1,171
	Epiroc AB, Class B	38,153	593
	Epiroc AB, Class A	31,647	550
	Diploma PLC	20,831	1,108
	CCR SA, ordinary nominative shares	638,648	1,051
	Volvo AB, Class B	41,377	1,004
	Daikin Industries, Ltd.	7,800	914
	ASSA ABLOY AB, Class B	30,414	894
	Copa Holdings, SA, Class A	10,106	888
	Caterpillar, Inc.	2,249	816
	Bunzl PLC	15,264	628
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	35,628	626
	Wizz Air Holdings PLC[1]	31,364	561
	Komatsu, Ltd.	19,400	536
	Bombardier, Inc., Class B1	6,467	440
	Deutsche Post AG	12,059	425
	Techtronic Industries Co., Ltd.	32,092	423
	Kingspan Group PLC	5,738	417
	Brambles, Ltd.	32,826	390
	Metso Corp.	38,579	362
	Fluidra, SA, non-registered shares	14,621	354
	Shenzhen Inovance Technology Co., Ltd., Class A	36,500	292
	Jiangsu Hengli Hydraulic Co., Ltd., Class A	38,900	281
	International Container Terminal Services, Inc.	40,750	272
	Ashtead Group PLC	4,346	269
	Adecco Group AG	10,196	251
	Aalberts NV, non-registered shares	4,818	170
	SPIE SA	3,847	119

			46,912

Information technology 13.95%	Taiwan Semiconductor Manufacturing Co., Ltd.	454,000	14,825
	ASML Holding NV	7,939	5,583
	MediaTek, Inc.	124,000	5,324
	Broadcom, Inc.	22,460	5,207
	SAP SE	11,481	2,810
	Samsung Electronics Co., Ltd.	67,343	2,430
	Keyence Corp.	2,600	1,058
	Sage Group PLC (The)	66,685	1,052
	ASM International NV	1,531	874
	Fujitsu, Ltd.	47,800	840
	Tokyo Electron, Ltd.	4,800	727
	E Ink Holdings, Inc.	75,000	618
	Halma PLC	18,386	615
	Capgemini SE	3,768	615
	ASMPT, Ltd.	60,400	583

63	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	SK hynix, Inc.	4,347	$493
	NEC Corp.	5,500	473
	eMemory Technology, Inc.	3,000	305
	Tata Consultancy Services, Ltd.	4,400	210
	Nomura Research Institute, Ltd.	7,100	209
	Lumine Group, Inc., subordinate voting shares[1]	5,248	150

			45,001

Consumer discretionary 10.47%	Industria de Diseño Textil, SA	78,155	4,001
	Renault SA	72,852	3,530
	Trip.com Group, Ltd. (ADR)[1]	35,223	2,418
	Trip.com Group, Ltd.[1]	9,700	669
	Prosus NV, Class N	46,278	1,835
	LVMH Moët Hennessy-Louis Vuitton SE	2,714	1,775
	Evolution AB	19,388	1,488
	MGM China Holdings, Ltd.	1,140,800	1,460
	InterContinental Hotels Group PLC	11,699	1,457
	Midea Group Co., Ltd., Class A	138,300	1,423
	B&M European Value Retail SA	264,492	1,215
	Amadeus IT Group SA, Class A, non-registered shares	16,563	1,165
	Aristocrat Leisure, Ltd.	23,585	996
	Stellantis NV	75,025	985
	Restaurant Brands International, Inc. (CAD denominated)	14,136	921
	Wynn Macau, Ltd.	1,149,600	798
	H World Group, Ltd. (ADR)	23,966	792
	Hyundai Motor Co.	4,892	704
	Entain PLC	80,873	693
	JD.com, Inc., Class A (ADR)	16,398	569
	Suzuki Motor Corp.	48,600	551
	Paltac Corp.	18,200	502
	Dixon Technologies (India), Ltd.	2,332	487
	Galaxy Entertainment Group, Ltd.	112,361	474
	Compagnie Financière Richemont SA, Class A	2,963	450
	D’Ieteren Group	2,554	425
	Games Workshop Group PLC	2,554	424
	Meituan, Class B1	18,700	363
	Nitori Holdings Co., Ltd.	2,900	344
	China Tourism Group Duty Free Corp., Ltd., Class A	18,300	167
	China Tourism Group Duty Free Corp., Ltd., Class H4	11,500	79
	Maruti Suzuki India, Ltd.	1,779	225
	Berkeley Group Holdings PLC	4,299	210
	Vedant Fashions, Ltd.	13,629	205

			33,800

Consumer staples 9.84%	British American Tobacco PLC	136,313	4,943
	Philip Morris International, Inc.	33,021	3,974
	Imperial Brands PLC	88,755	2,836
	Pernod Ricard SA	23,428	2,620
	Nestlé SA	27,302	2,239
	Carlsberg A/S, Class B	18,227	1,746
	Carrefour SA, non-registered shares	119,684	1,702
	Arca Continental, SAB de CV	171,771	1,423
	ITC, Ltd.	222,726	1,258
	Tsingtao Brewery Co., Ltd., Class H	171,738	1,256
	KT&G Corp.	16,456	1,190
	L’Oréal SA, non-registered shares	2,884	1,018
	Anheuser-Busch InBev SA/NV	18,681	935
	Haleon PLC	181,303	854
	Kweichow Moutai Co., Ltd., Class A	3,690	769
	Danone SA	11,139	750

American Funds Insurance Series	64

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Ocado Group PLC[1]	167,863	$635
	Unilever PLC	8,423	477
	Yamazaki Baking Co., Ltd.	18,400	342
	United Spirits, Ltd.	14,813	281
	Seven & i Holdings Co., Ltd.	17,100	268
	Asahi Group Holdings, Ltd.	23,100	242

			31,758

Communication services 7.55%	Tencent Holdings, Ltd.	82,600	4,414
	Publicis Groupe SA	34,736	3,680
	Koninklijke KPN NV	864,650	3,147
	Singapore Telecommunications, Ltd.	660,100	1,486
	Telefónica, SA, non-registered shares	302,700	1,233
	América Móvil, SAB de CV, Class B (ADR)	84,317	1,207
	Indus Towers, Ltd.[1]	274,847	1,096
	Bharti Airtel, Ltd.	58,899	1,091
	BT Group PLC	529,743	955
	KANZHUN, Ltd., Class A (ADR)[1]	65,265	901
	MTN Group, Ltd.	174,620	852
	Deutsche Telekom AG	26,563	795
	Vodafone Group PLC	622,560	531
	NetEase, Inc.	28,600	510
	HYBE Co., Ltd.[1]	3,444	452
	Nippon Television Holdings, Inc.	24,900	431
	Universal Music Group NV	16,846	430
	KT Corp. (ADR)[4]	25,403	394
	Nintendo Co., Ltd.	6,600	384
	Schibsted ASA, Class A	11,980	371

			24,360

Health care 6.62%	Novo Nordisk AS, Class B	70,799	6,094
	AstraZeneca PLC	33,840	4,405
	Sanofi	39,018	3,773
	EssilorLuxottica SA	11,841	2,877
	Grifols, SA, Class B (ADR)[1]	86,548	644
	HOYA Corp.	5,000	621
	Roche Holding AG, nonvoting non-registered shares	2,087	584
	bioMérieux SA	4,641	496
	Bayer AG	24,582	492
	Genus PLC	19,665	380
	Siemens Healthineers AG	6,899	366
	Chugai Pharmaceutical Co., Ltd.	5,100	224
	Akums Drugs and Pharmaceuticals, Ltd.[1]	16,884	126
	Max Healthcare Institute, Ltd.	9,259	122
	BeiGene, Ltd. (ADR)[1]	620	115
	Hypera SA, ordinary nominative shares	9,359	27
	Euroapi SA1,4	1,412	4

			21,350

Energy 4.66%	TotalEnergies SE	107,680	5,984
	BP PLC	428,208	2,110
	Canadian Natural Resources, Ltd. (CAD denominated)	53,307	1,646
	Cameco Corp. (CAD denominated)	30,663	1,576
	Shell PLC (GBP denominated)	30,287	940
	TC Energy Corp. (CAD denominated)	16,772	782
	Gaztransport & Technigaz SA	3,790	505
	Schlumberger NV	10,432	400
	Tourmaline Oil Corp.	7,638	353
	Cenovus Energy, Inc. (CAD denominated)	15,267	231

65	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Cenovus Energy, Inc.	7,706	$117
	ADNOC Drilling Co. PJSC	227,504	330
	South Bow Corp. (CAD denominated)	3,354	79
	Sovcomflot PAO[2]	356,717	–	[3]

			15,053

Materials 4.36%	Linde PLC	4,273	1,789
	Glencore PLC	387,133	1,702
	Barrick Gold Corp.	105,268	1,632
	Rio Tinto PLC	22,772	1,340
	Fortescue, Ltd.	85,904	964
	Holcim, Ltd.	8,452	810
	Air Liquide SA	4,759	769
	Vale SA (ADR), ordinary nominative shares	45,239	401
	Vale SA, ordinary nominative shares	30,697	272
	Agnico Eagle Mines, Ltd./ Mines Agnico Eagle Limitee	7,601	595
	Nutrien, Ltd. (CAD denominated)	12,788	572
	Sika AG	2,309	549
	Anhui Conch Cement Co., Ltd., Class H	207,000	532
	Shin-Etsu Chemical Co., Ltd.	14,000	463
	Grupo México, SAB de CV, Series B	94,371	448
	Freeport-McMoRan, Inc.	9,692	369
	Franco-Nevada Corp.	2,845	334
	Fresnillo PLC	37,174	290
	Givaudan SA	43	188
	First Quantum Minerals, Ltd.[1]	2,733	35
	Alrosa PJSC[2]	53,607	–	[3]

			14,054

Utilities 2.20%	Engie SA	139,121	2,205
	Brookfield Infrastructure Partners, LP	35,327	1,123
	SSE PLC	54,350	1,091
	Iberdrola, SA, non-registered shares	76,119	1,048
	National Grid PLC	49,466	586
	NTPC, Ltd.	82,581	322
	CPFL Energia SA	59,791	306
	Veolia Environnement SA	10,224	286
	NTPC Green Energy, Ltd.[1]	86,917	129

			7,096

Real estate 1.75%	Embassy Office Parks REIT	323,675	1,396
	CK Asset Holdings, Ltd.	312,500	1,283
	Mitsubishi Estate Co., Ltd.	71,400	985
	Prologis Property Mexico, SA de CV, REIT	237,908	661
	Link REIT	124,268	526
	Longfor Group Holdings, Ltd.	315,742	407
	Macrotech Developers, Ltd.	12,824	208
	CapitaLand Integrated Commercial Trust REIT[1]	118,700	168

			5,634

	Total common stocks (cost: $262,996,000)		309,686

Preferred securities 0.08%
Materials 0.08%	Gerdau SA, preferred nominative shares	86,682	252

	Total preferred securities (cost: $344,000)		252

American Funds Insurance Series	66

International Growth and Income Fund (continued)

Short-term securities 3.73%	Shares	Value (000)

Money market investments 3.62%

Capital Group Central Cash Fund 4.50%[5,6]	116,715	$11,674

Money market investments purchased with collateral from securities on loan 0.11%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[5,7]	369,164	369

Total short-term securities (cost: $12,039,000)		12,043

Total investment securities 99.79% (cost: $275,379,000)		321,981

Other assets less liabilities 0.21%		672

Net assets 100.00%		$322,653

Forward currency contracts

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)				at 12/31/2024 (000)

USD	652	EUR	620	UBS AG	1/16/2025	$10

Investments in affiliates6

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 3.62%
Money market investments 3.62%
Capital Group Central Cash Fund 4.50%[5]	$10,070	$63,701	$62,101	$1	$3	$11,674	$778

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]

All or a portion of this security was on loan. The total value of all such securities was $440,000, which represented .14% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]	Rate represents the seven-day yield at 12/31/2024.
[6]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

HKD = Hong Kong dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

67	American Funds Insurance Series

Capital Income Builder®

Investment portfolio December 31, 2024

Common stocks 77.98%		Shares	Value (000)
Financials 14.65%	JPMorgan Chase & Co.	96,936	$23,237
	Morgan Stanley	133,554	16,790
	Zurich Insurance Group AG	17,602	10,458
	Münchener Rückversicherungs-Gesellschaft AG	19,823	9,971
	BlackRock, Inc.	9,620	9,862
	PNC Financial Services Group, Inc.	42,156	8,130
	DBS Group Holdings, Ltd.	244,716	7,828
	ING Groep NV	497,053	7,772
	Intact Financial Corp.	35,868	6,531
	American International Group, Inc.	72,544	5,281
	Wells Fargo & Co.	74,312	5,220
	Great-West Lifeco, Inc.	120,992	4,012
	Apollo Asset Management, Inc.	21,787	3,598
	Truist Financial Corp.	82,366	3,573
	Banco Bilbao Vizcaya Argentaria, SA	328,133	3,213
	AIA Group, Ltd.	439,753	3,181
	B3 SA - Brasil, Bolsa, Balcao	1,785,756	3,063
	360 ONE WAM, Ltd.	208,444	3,042
	Kaspi.kz JSC (GDR)[1]	21,756	2,060
	Kaspi.kz JSC (ADR)	9,921	940
	East West Bancorp, Inc.	30,354	2,907
	Mizuho Financial Group, Inc.	117,900	2,877
	KB Financial Group, Inc.	46,010	2,609
	CME Group, Inc., Class A	11,181	2,597
	Hana Financial Group, Inc.	66,938	2,560
	Euronext NV	22,136	2,481
	NatWest Group PLC	453,887	2,285
	Blackstone, Inc.	12,991	2,240
	Swedbank AB, Class A	112,245	2,214
	Sampo Oyj, Class A	53,498	2,188
	Power Corporation of Canada, subordinate voting shares[2]	69,927	2,181
	Toronto-Dominion Bank (The) (CAD denominated)	37,975	2,022
	TPG, Inc., Class A	31,786	1,997
	Tokio Marine Holdings, Inc.	53,900	1,930
	State Street Corp.	19,064	1,871
	Principal Financial Group, Inc.	23,643	1,830
	Webster Financial Corp.	32,868	1,815
	Bank Central Asia Tbk PT	2,865,300	1,717
	3i Group PLC	33,804	1,502
	BNP Paribas SA	24,132	1,478
	EFG International AG	100,617	1,458
	Skandinaviska Enskilda Banken AB, Class A	102,261	1,401
	UniCredit SpA	33,859	1,352
	Bank Mandiri (Persero) Tbk PT	3,740,600	1,317
	Resona Holdings, Inc.	178,800	1,301
	Hong Kong Exchanges and Clearing, Ltd.	33,200	1,260
	Samsung Fire & Marine Insurance Co., Ltd.	5,066	1,232
	National Bank of Canada	13,044	1,189
	Banco Santander, SA	230,887	1,068
	Western Union Co.	98,671	1,046
	Canadian Imperial Bank of Commerce (CAD denominated)	15,965	1,010
	Deutsche Bank AG	56,350	971
	SouthState Corp.	7,682	764
	Patria Investments, Ltd., Class A	65,011	756
	Citizens Financial Group, Inc.	15,883	695
	Vontobel Holding AG	9,350	655
	Houlihan Lokey, Inc., Class A	3,658	635
	Fukuoka Financial Group, Inc.	21,800	547
	First American Financial Corp.	6,638	414

American Funds Insurance Series	68

Capital Income Builder® (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	DNB Bank ASA	17,352	$346
	Sberbank of Russia PJSC[3]	204,176	–	[4]
	SVB Financial Group, Class C, Trust Units[3,5]	1,520	–	[4]

			200,480

Information technology 11.49%	Broadcom, Inc.	303,625	70,393
	Microsoft Corp.	61,830	26,061
	Taiwan Semiconductor Manufacturing Co., Ltd.	714,800	23,341
	Accenture PLC, Class A	24,565	8,642
	Texas Instruments, Inc.	31,493	5,905
	Seagate Technology Holdings PLC	54,382	4,694
	SAP SE	16,500	4,038
	KLA Corp.	3,913	2,466
	HCL Technologies, Ltd.	104,069	2,328
	Tokyo Electron, Ltd.	14,100	2,137
	MediaTek, Inc.	48,000	2,061
	TDK Corp.	133,800	1,722
	Analog Devices, Inc.	6,855	1,456
	GlobalWafers Co., Ltd.	84,938	985
	Intel Corp.	29,886	599
	Capgemini SE	2,349	383

			157,211

Health care 9.61%	AbbVie, Inc.	157,442	27,977
	Abbott Laboratories	167,086	18,899
	Gilead Sciences, Inc.	179,279	16,560
	AstraZeneca PLC	96,039	12,502
	Amgen, Inc.	47,795	12,457
	Sanofi	105,511	10,203
	Medtronic PLC	87,393	6,981
	UnitedHealth Group, Inc.	9,535	4,823
	Bristol-Myers Squibb Co.	81,656	4,619
	Roche Holding AG, nonvoting non-registered shares	12,586	3,523
	Merck & Co., Inc.	31,200	3,104
	Takeda Pharmaceutical Co., Ltd.	94,525	2,506
	EssilorLuxottica SA	8,733	2,122
	GSK PLC	94,219	1,578
	EBOS Group, Ltd.	66,494	1,399
	Novartis AG	10,627	1,034
	Novo Nordisk AS, Class B	9,851	848
	CVS Health Corp.	10,273	461

			131,596

Industrials 9.44%	RTX Corp.	199,530	23,090
	Volvo AB, Class B	363,228	8,814
	Siemens AG	43,221	8,440
	Deutsche Post AG	207,885	7,318
	Union Pacific Corp.	25,658	5,851
	Paychex, Inc.	40,310	5,652
	BAE Systems PLC	387,807	5,564
	Honeywell International, Inc.	24,452	5,523
	FedEx Corp.	18,032	5,073
	RELX PLC	111,209	5,039
	Mitsubishi Corp.	277,081	4,533
	Canadian National Railway Co. (CAD denominated)	43,378	4,405
	Carrier Global Corp.	51,551	3,519
	Broadridge Financial Solutions, Inc.	15,234	3,444
	Automatic Data Processing, Inc.	11,186	3,275
	Marubeni Corp.	205,700	3,082

69	American Funds Insurance Series

Capital Income Builder® (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Singapore Technologies Engineering, Ltd.	789,700	$2,693
	SGS SA	26,839	2,687
	UL Solutions, Inc., Class A	46,532	2,321
	Trinity Industries, Inc.	59,105	2,075
	Robert Half, Inc.	28,150	1,983
	ITOCHU Corp.	40,100	1,974
	Airbus SE, non-registered shares	12,164	1,939
	Northrop Grumman Corp.	3,377	1,585
	Bureau Veritas SA	50,133	1,524
	Logista Integral SA, non-registered shares	47,027	1,423
	Trelleborg AB, Class B	37,852	1,293
	Schneider Electric SE	5,014	1,239
	Transurban Group	110,377	913
	General Dynamics Corp.	2,967	782
	Sulzer AG	5,386	777
	PACCAR, Inc.	6,849	712
	Brambles, Ltd.	37,217	442
	ABB, Ltd.	4,658	251

			129,235

Consumer staples 8.01%	Philip Morris International, Inc.	297,688	35,827
	British American Tobacco PLC	386,937	14,031
	British American Tobacco PLC (ADR)	38,810	1,410
	Mondelez International, Inc., Class A	156,166	9,328
	Imperial Brands PLC	238,535	7,623
	ITC, Ltd.	839,394	4,739
	Nestlé SA	50,868	4,171
	PepsiCo, Inc.	24,484	3,723
	Altria Group, Inc.	57,408	3,002
	Danone SA	44,001	2,961
	General Mills, Inc.	40,948	2,611
	Kimberly-Clark Corp.	19,036	2,494
	Carlsberg A/S, Class B	23,866	2,286
	Lamb Weston Holdings, Inc.	32,007	2,139
	Sysco Corp.	27,470	2,100
	Suntory Beverage & Food, Ltd.	49,000	1,555
	WH Group, Ltd.	1,953,000	1,514
	Procter & Gamble Co.	7,763	1,301
	Molson Coors Beverage Co., Class B, restricted voting shares	21,911	1,256
	Target Corp.	8,226	1,112
	Coca-Cola Co.	14,818	923
	Anheuser-Busch InBev SA/NV	15,143	758
	Dollar General Corp.	9,798	743
	Pernod Ricard SA	5,529	618
	Unilever PLC	8,458	479
	Constellation Brands, Inc., Class A	1,891	418
	Scandinavian Tobacco Group A/S	24,914	330
	Tsingtao Brewery Co., Ltd., Class H	24,000	176

			109,628

Utilities 6.02%	Dominion Energy, Inc.	128,518	6,922
	DTE Energy Co.	56,745	6,852
	Iberdrola, SA, non-registered shares	482,941	6,650
	Engie SA	407,995	6,467
	SSE PLC	290,080	5,822
	Edison International	71,115	5,678
	Sempra	59,912	5,255
	Pinnacle West Capital Corp.	61,161	5,185
	National Grid PLC	395,276	4,684
	CenterPoint Energy, Inc.	144,398	4,582

American Funds Insurance Series	70

Capital Income Builder® (continued)

Common stocks (continued)		Shares	Value (000)
Utilities (continued)	Duke Energy Corp.	40,596	$4,374
	E.ON SE	374,067	4,356
	Southern Co. (The)	43,268	3,562
	Entergy Corp.	33,908	2,571
	Power Grid Corporation of India, Ltd.	597,955	2,154
	Atmos Energy Corp.	15,323	2,134
	AES Corp.	127,763	1,644
	Enel SpA	222,605	1,592
	SembCorp Industries, Ltd.	254,500	1,028
	Power Assets Holdings, Ltd.	127,000	887

			82,399

Energy 5.03%	Exxon Mobil Corp.	127,538	13,719
	Canadian Natural Resources, Ltd. (CAD denominated)	350,146	10,811
	TC Energy Corp. (CAD denominated)[2]	193,622	9,023
	EOG Resources, Inc.	50,071	6,138
	TotalEnergies SE	97,307	5,407
	Shell PLC (GBP denominated)	143,457	4,453
	Shell PLC (ADR)	7,865	493
	ConocoPhillips	39,708	3,938
	BP PLC	758,103	3,736
	EQT Corp.	69,667	3,212
	Chevron Corp.	17,862	2,587
	South Bow Corp. (CAD denominated)	100,885	2,381
	DT Midstream, Inc.	10,047	999
	Cenovus Energy, Inc.	56,693	859
	Schlumberger NV	16,544	634
	Neste OYJ	32,626	412
	New Fortress Energy, Inc., Class A6	949	14

			68,816

Consumer discretionary 4.81%	McDonald’s Corp.	45,353	13,147
	Home Depot, Inc.	25,170	9,791
	LVMH Moët Hennessy-Louis Vuitton SE	9,520	6,225
	YUM! Brands, Inc.	30,062	4,033
	Midea Group Co., Ltd., Class A	375,775	3,867
	Industria de Diseño Textil, SA	70,801	3,625
	Darden Restaurants, Inc.	17,846	3,332
	Evolution AB	35,832	2,750
	Restaurant Brands International, Inc.	41,745	2,721
	Tractor Supply Co.	50,210	2,664
	Aristocrat Leisure, Ltd.	53,860	2,274
	Vail Resorts, Inc.	12,006	2,251
	Starbucks Corp.	22,803	2,081
	Amadeus IT Group SA, Class A, non-registered shares	23,266	1,637
	NEXT PLC	12,561	1,493
	Galaxy Entertainment Group, Ltd.	271,000	1,142
	Las Vegas Sands Corp.	18,561	953
	Compagnie Financière Richemont SA, Class A	5,142	782
	OPAP SA	26,284	427
	Jumbo SA	13,271	351
	International Game Technology PLC	17,882	316

			65,862

Real estate 3.94%	VICI Properties, Inc. REIT	702,458	20,519
	Prologis, Inc. REIT	43,252	4,572
	American Tower Corp. REIT	23,060	4,229
	Extra Space Storage, Inc. REIT	23,933	3,580
	Welltower, Inc. REIT	27,916	3,518

71	American Funds Insurance Series

Capital Income Builder® (continued)

Common stocks (continued)		Shares	Value (000)
Real estate (continued)	Rexford Industrial Realty, Inc. REIT	84,140	$3,253
	Public Storage REIT	6,113	1,830
	Mindspace Business Parks REIT	248,348	1,048
	Mindspace Business Parks REIT[5]	132,674	560
	Equinix, Inc. REIT	1,676	1,580
	CK Asset Holdings, Ltd.	310,500	1,275
	Link REIT	292,348	1,237
	CTP NV	75,076	1,155
	UDR, Inc. REIT	22,406	973
	Digital Realty Trust, Inc. REIT	5,406	959
	SBA Communications Corp. REIT, Class A	4,536	924
	Sun Communities, Inc. REIT	5,518	679
	Embassy Office Parks REIT	140,661	607
	Lineage, Inc. REIT	9,785	573
	Longfor Group Holdings, Ltd.	357,634	461
	POWERGRID Infrastructure Investment Trust REIT	322,317	319
	Kimco Realty Corp. REIT	5,095	119

			53,970

Communication services 2.57%	Singapore Telecommunications, Ltd.	2,319,700	5,223
	Comcast Corp., Class A	129,542	4,862
	Koninklijke KPN NV	1,116,121	4,062
	T-Mobile US, Inc.	18,087	3,992
	Verizon Communications, Inc.	85,602	3,423
	Publicis Groupe SA	31,849	3,374
	Deutsche Telekom AG	80,793	2,418
	América Móvil, SAB de CV, Class B (ADR)	166,757	2,386
	TELUS Corp.	120,227	1,630
	HKT Trust and HKT, Ltd., units	946,240	1,170
	Omnicom Group, Inc.	12,215	1,051
	NetEase, Inc.	42,000	749
	SoftBank Corp.	312,400	393
	Telkom Indonesia (Persero) Tbk PT, Class B	2,242,000	376

			35,109

Materials 2.41%	Air Products and Chemicals, Inc.	27,852	8,078
	Rio Tinto PLC	126,549	7,449
	Smurfit Westrock PLC	102,884	5,541
	Linde PLC	10,070	4,216
	Shin-Etsu Chemical Co., Ltd.	49,962	1,652
	Anglo American PLC	52,872	1,566
	Eastman Chemical Co.	10,469	956
	Vale SA (ADR), ordinary nominative shares	91,722	814
	Dow, Inc.	14,269	573
	Barrick Gold Corp.	32,045	497
	Evonik Industries AG	27,512	477
	Celanese Corp.	6,215	430
	UPM-Kymmene OYJ	15,480	426
	Antofagasta PLC	15,107	299
	Nitto Denko Corp.	2,500	42

			33,016

	Total common stocks (cost: $805,898,000)		1,067,322

American Funds Insurance Series	72

Capital Income Builder® (continued)

Convertible stocks 0.16%		Shares		Value (000)
Utilities 0.16%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	29,939		$1,225
	PG&E Corp., Class A, convertible preferred shares, 6.00% 12/1/2027	18,300		911

	Total convertible stocks (cost: $2,189,000)			2,136

Bonds, notes & other debt instruments 15.07%		Principal amount (000)

Mortgage-backed obligations 7.20%
Federal agency mortgage-backed obligations 5.90%	Fannie Mae Pool #695412 5.00% 6/1/2033[7]	USD–	[4]	–	[4]
	Fannie Mae Pool #FM2499 2.50% 2/1/2035[7]	872		802
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[7]	1		1
	Fannie Mae Pool #931768 5.00% 8/1/2039[7]	1		1
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[7]	5		5
	Fannie Mae Pool #932606 5.00% 2/1/2040[7]	2		2
	Fannie Mae Pool #AE0311 3.50% 8/1/2040[7]	7		6
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[7]	8		8
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[7]	5		5
	Fannie Mae Pool #AE1274 5.00% 10/1/2041[7]	4		4
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[7]	3		3
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[7]	2		2
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[7]	4		4
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[7]	1		1
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[7]	1		1
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[7]	2		2
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[7]	1		1
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[7]	27		25
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[7]	17		16
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[7]	23		22
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[7]	6		6
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[7]	3		3
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]	31		28
	Fannie Mae Pool #FS5372 3.50% 7/1/2049[7]	169		152
	Fannie Mae Pool #FS5313 3.50% 1/1/2050[7]	1,939		1,741
	Fannie Mae Pool #CA5540 3.00% 4/1/2050[7]	2,684		2,317
	Fannie Mae Pool #CA6309 3.00% 7/1/2050[7]	313		273
	Fannie Mae Pool #CA6349 3.00% 7/1/2050[7]	118		102
	Fannie Mae Pool #CA6740 3.00% 8/1/2050[7]	81		70
	Fannie Mae Pool #CA7048 3.00% 9/1/2050[7]	44		38
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[7]	13		11
	Fannie Mae Pool #CA7381 3.00% 10/1/2050[7]	133		114
	Fannie Mae Pool #FM5166 3.00% 12/1/2050[7]	85		73
	Fannie Mae Pool #BR4104 2.00% 1/1/2051[7]	44		34
	Fannie Mae Pool #FM5509 3.00% 1/1/2051[7]	130		112
	Fannie Mae Pool #CB0191 3.00% 4/1/2051[7]	164		141
	Fannie Mae Pool #CB0193 3.00% 4/1/2051[7]	20		17
	Fannie Mae Pool #FM7909 3.00% 6/1/2051[7]	15		13
	Fannie Mae Pool #FM8477 3.00% 8/1/2051[7]	114		98
	Fannie Mae Pool #CB2527 2.00% 12/1/2051[7]	176		138
	Fannie Mae Pool #CB2787 3.50% 12/1/2051[7]	19		16
	Fannie Mae Pool #BV0790 3.50% 1/1/2052[7]	83		74
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]	844		730
	Fannie Mae Pool #FS0752 3.00% 3/1/2052[7]	481		413
	Fannie Mae Pool #CB3179 3.50% 3/1/2052[7]	284		253
	Fannie Mae Pool #MA4626 4.00% 6/1/2052[7]	110		100
	Fannie Mae Pool #BV8976 5.00% 8/1/2052[7]	55		53
	Fannie Mae Pool #FS3056 2.00% 10/1/2052[7]	154		120
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[7]	114		112
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[7]	103		102
	Fannie Mae Pool #MA4842 5.50% 12/1/2052[7]	156		154
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[7]	99		98
	Fannie Mae Pool #CB5986 5.00% 3/1/2053[7]	92		89

73	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB6012 4.00% 4/1/2053[7]	USD808	$740
	Fannie Mae Pool #MA4978 5.00% 4/1/2053[7]	74	72
	Fannie Mae Pool #BX9827 5.00% 5/1/2053[7]	3,189	3,085
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[7]	61	59
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[7]	266	263
	Fannie Mae Pool #MA5011 6.00% 5/1/2053[7]	1,493	1,503
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[7]	329	326
	Fannie Mae Pool #CB6485 6.00% 6/1/2053[7]	395	397
	Fannie Mae Pool #CB6486 6.00% 6/1/2053[7]	243	246
	Fannie Mae Pool #CB6465 6.00% 6/1/2053[7]	184	186
	Fannie Mae Pool #MA5089 4.00% 7/1/2053[7]	277	254
	Fannie Mae Pool #MA5070 4.50% 7/1/2053[7]	102	96
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[7]	128	124
	Fannie Mae Pool #BU4112 5.00% 7/1/2053[7]	94	91
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[7]	855	846
	Fannie Mae Pool #MA5139 6.00% 9/1/2053[7]	437	439
	Fannie Mae Pool #MA5177 4.00% 10/1/2053[7]	940	860
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[7]	9	9
	Fannie Mae Pool #MA5166 6.00% 10/1/2053[7]	48	49
	Fannie Mae Pool #MA5167 6.50% 10/1/2053[7]	2,271	2,322
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[7]	714	718
	Fannie Mae Pool #CB7426 6.50% 11/1/2053[7]	75	77
	Fannie Mae Pool #FS6509 7.00% 11/1/2053[7]	355	368
	Fannie Mae Pool #CB7626 6.50% 12/1/2053[7]	28	28
	Fannie Mae Pool #FS6767 6.50% 1/1/2054[7]	30	31
	Fannie Mae Pool #CB8151 5.50% 3/1/2054[7]	894	883
	Fannie Mae Pool #CB8168 6.00% 3/1/2054[7]	125	126
	Fannie Mae Pool #MA5295 6.00% 3/1/2054[7]	67	68
	Fannie Mae Pool #CB8328 5.50% 4/1/2054[7]	992	985
	Fannie Mae Pool #MA5329 6.50% 4/1/2054[7]	324	331
	Fannie Mae Pool #FS7810 7.00% 4/1/2054[7]	662	687
	Fannie Mae Pool #MA5354 6.00% 5/1/2054[7]	124	125
	Fannie Mae Pool #MA5355 6.50% 5/1/2054[7]	45	46
	Fannie Mae Pool #FS8153 6.00% 6/1/2054[7]	412	418
	Fannie Mae Pool #DB6878 6.00% 6/1/2054[7]	133	134
	Fannie Mae Pool #FS8223 6.00% 6/1/2054[7]	27	27
	Fannie Mae Pool #FS8219 6.00% 6/1/2054[7]	19	19
	Fannie Mae Pool #BU4699 5.50% 7/1/2054[7]	157	156
	Fannie Mae Pool #MA5421 6.00% 7/1/2054[7]	854	860
	Fannie Mae Pool #BU4700 6.00% 7/1/2054[7]	194	196
	Fannie Mae Pool #CB8858 6.00% 7/1/2054[7]	173	174
	Fannie Mae Pool #DB6905 6.00% 7/1/2054[7]	113	114
	Fannie Mae Pool #FS8318 6.00% 7/1/2054[7]	104	105
	Fannie Mae Pool #DB6901 6.00% 7/1/2054[7]	87	87
	Fannie Mae Pool #DB7039 6.00% 7/1/2054[7]	20	20
	Fannie Mae Pool #MA5422 6.50% 7/1/2054[7]	31	32
	Fannie Mae Pool #FS8757 6.00% 8/1/2054[7]	2,836	2,871
	Fannie Mae Pool #MA5445 6.00% 8/1/2054[7]	364	366
	Fannie Mae Pool #DC0296 6.00% 8/1/2054[7]	10	10
	Fannie Mae Pool #DB7687 6.00% 8/1/2054[7]	10	10
	Fannie Mae Pool #FS8756 6.00% 8/1/2054[7]	10	10
	Fannie Mae Pool #DB7690 6.00% 8/1/2054[7]	9	9
	Fannie Mae Pool #BU4916 6.00% 8/1/2054[7]	8	8
	Fannie Mae Pool #MA5446 6.50% 8/1/2054[7]	5,326	5,441
	Fannie Mae Pool #CB9071 6.50% 8/1/2054[7]	20	20
	Fannie Mae Pool #BU4967 5.50% 9/1/2054[7]	2,965	2,927
	Fannie Mae Pool #MA5470 5.50% 9/1/2054[7]	424	419
	Fannie Mae Pool #FS9001 5.50% 9/1/2054[7]	35	35
	Fannie Mae Pool #BU5165 5.50% 11/1/2054[7]	242	240
	Fannie Mae Pool #MA5550 4.00% 12/1/2054[7]	29	27
	Fannie Mae Pool #DC9197 4.50% 12/1/2054[7]	603	567

American Funds Insurance Series	74

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #DC7351 4.50% 12/1/2054[7]	USD7	$6
	Fannie Mae Pool #BU5259 6.50% 12/1/2054[7]	14	14
	Fannie Mae Pool #BF0142 5.50% 8/1/2056[7]	338	344
	Fannie Mae Pool #BF0342 5.50% 1/1/2059[7]	227	227
	Fannie Mae Pool #BM6737 4.50% 11/1/2059[7]	560	533
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]	384	321
	Freddie Mac Pool #SC0149 2.00% 3/1/2041[7]	66	55
	Freddie Mac Pool #RB0544 2.00% 6/1/2041[7]	115	96
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[7]	1	1
	Freddie Mac Pool #G67711 4.00% 3/1/2048[7]	190	177
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[7]	15	14
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[7]	13	12
	Freddie Mac Pool #Q55970 4.00% 5/1/2048[7]	7	7
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[7]	23	22
	Freddie Mac Pool #Q57242 4.50% 7/1/2048[7]	10	10
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[7]	42	40
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[7]	22	21
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[7]	15	15
	Freddie Mac Pool #ZT1704 4.50% 1/1/2049[7]	994	951
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[7]	13	12
	Freddie Mac Pool #RA3506 3.00% 9/1/2050[7]	142	122
	Freddie Mac Pool #RA5901 3.00% 9/1/2051[7]	67	58
	Freddie Mac Pool #RA6347 3.00% 11/1/2051[7]	138	118
	Freddie Mac Pool #SD2629 2.50% 1/1/2052[7]	50	40
	Freddie Mac Pool #SD8213 3.00% 5/1/2052[7]	826	703
	Freddie Mac Pool #SD8220 3.00% 6/1/2052[7]	472	401
	Freddie Mac Pool #QE4383 4.00% 6/1/2052[7]	328	301
	Freddie Mac Pool #RA7556 4.50% 6/1/2052[7]	796	750
	Freddie Mac Pool #SD8225 3.00% 7/1/2052[7]	195	166
	Freddie Mac Pool #SD8242 3.00% 9/1/2052[7]	115	98
	Freddie Mac Pool #SD1584 4.50% 9/1/2052[7]	172	165
	Freddie Mac Pool #QE9222 5.00% 9/1/2052[7]	603	584
	Freddie Mac Pool #QF0924 5.50% 9/1/2052[7]	290	286
	Freddie Mac Pool #SD5845 3.50% 11/1/2052[7]	2,520	2,233
	Freddie Mac Pool #SD2948 5.50% 11/1/2052[7]	107	106
	Freddie Mac Pool #SD2602 3.00% 12/1/2052[7]	23	20
	Freddie Mac Pool #SD4116 4.50% 12/1/2052[7]	454	428
	Freddie Mac Pool #SD8286 4.00% 1/1/2053[7]	785	719
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[7]	98	95
	Freddie Mac Pool #SD8316 5.50% 4/1/2053[7]	543	537
	Freddie Mac Pool #SD8324 5.50% 5/1/2053[7]	411	407
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[7]	32	31
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[7]	1,026	1,014
	Freddie Mac Pool #SD3175 6.00% 6/1/2053[7]	81	82
	Freddie Mac Pool #RA9294 6.50% 6/1/2053[7]	16	17
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[7]	13	14
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[7]	14	14
	Freddie Mac Pool #RA9288 6.50% 6/1/2053[7]	13	13
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[7]	9	9
	Freddie Mac Pool #RA9290 6.50% 6/1/2053[7]	6	7
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[7]	5	5
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[7]	3	3
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[7]	2,267	2,242
	Freddie Mac Pool #SD3432 6.00% 7/1/2053[7]	20	20
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[7]	18	18
	Freddie Mac Pool #SD8367 5.50% 10/1/2053[7]	224	221
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[7]	1,368	1,397
	Freddie Mac Pool #SD4977 5.00% 11/1/2053[7]	881	852
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[7]	47	47
	Freddie Mac Pool #RJ0326 6.50% 11/1/2053[7]	10	10
	Freddie Mac Pool #SD8392 4.00% 12/1/2053[7]	54	50

75	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD8386 7.00% 12/1/2053[7]	USD1,155	$1,199
	Freddie Mac Pool #SD4693 6.50% 1/1/2054[7]	8	9
	Freddie Mac Pool #SD8398 7.00% 1/1/2054[7]	2,862	2,970
	Freddie Mac Pool #SD8401 5.50% 2/1/2054[7]	17	17
	Freddie Mac Pool #SD8402 6.00% 2/1/2054[7]	1,410	1,417
	Freddie Mac Pool #SD8403 6.50% 2/1/2054[7]	183	187
	Freddie Mac Pool #SD8408 5.50% 3/1/2054[7]	918	906
	Freddie Mac Pool #RJ1216 5.50% 4/1/2054[7]	19	18
	Freddie Mac Pool #RJ1215 5.50% 4/1/2054[7]	9	9
	Freddie Mac Pool #SD5303 6.00% 4/1/2054[7]	471	476
	Freddie Mac Pool #QI3333 6.00% 4/1/2054[7]	10	10
	Freddie Mac Pool #RJ1512 5.50% 5/1/2054[7]	278	276
	Freddie Mac Pool #SD8432 6.00% 5/1/2054[7]	297	298
	Freddie Mac Pool #SD5692 6.00% 5/1/2054[7]	18	18
	Freddie Mac Pool #QI7522 5.50% 6/1/2054[7]	125	123
	Freddie Mac Pool #RJ1768 5.50% 6/1/2054[7]	24	24
	Freddie Mac Pool #SD8439 6.00% 6/1/2054[7]	127	127
	Freddie Mac Pool #QI8872 5.50% 7/1/2054[7]	77	77
	Freddie Mac Pool #SD8447 6.00% 7/1/2054[7]	390	392
	Freddie Mac Pool #RJ1964 6.00% 7/1/2054[7]	303	308
	Freddie Mac Pool #RJ1975 6.00% 7/1/2054[7]	258	261
	Freddie Mac Pool #RJ1973 6.00% 7/1/2054[7]	220	223
	Freddie Mac Pool #QI8874 6.00% 7/1/2054[7]	79	80
	Freddie Mac Pool #SD5813 6.00% 7/1/2054[7]	19	20
	Freddie Mac Pool #SD5896 6.00% 7/1/2054[7]	18	18
	Freddie Mac Pool #SD8454 6.00% 8/1/2054[7]	254	255
	Freddie Mac Pool #RJ2245 6.00% 8/1/2054[7]	19	20
	Freddie Mac Pool #RJ2213 6.00% 8/1/2054[7]	19	20
	Freddie Mac Pool #RJ2211 6.00% 8/1/2054[7]	20	20
	Freddie Mac Pool #RJ2216 6.00% 8/1/2054[7]	19	19
	Freddie Mac Pool #SD6029 6.00% 8/1/2054[7]	10	10
	Freddie Mac Pool #RJ2210 6.00% 8/1/2054[7]	6	6
	Freddie Mac Pool #RJ2223 6.50% 8/1/2054[7]	18	19
	Freddie Mac Pool #SD8455 6.50% 8/1/2054[7]	7	7
	Freddie Mac Pool #RJ2314 6.00% 9/1/2054[7]	39	39
	Freddie Mac Pool #RJ2306 6.00% 9/1/2054[7]	20	20
	Freddie Mac Pool #RJ2312 6.00% 9/1/2054[7]	20	20
	Freddie Mac Pool #RJ2308 6.00% 9/1/2054[7]	19	19
	Freddie Mac Pool #RJ2309 6.00% 9/1/2054[7]	9	9
	Freddie Mac Pool #SD8471 6.50% 10/1/2054[7]	232	237
	Freddie Mac Pool #SD8484 4.00% 11/1/2054[7]	33	30
	Freddie Mac Pool #RJ2851 4.50% 11/1/2054[7]	86	81
	Freddie Mac Pool #RJ2860 5.00% 11/1/2054[7]	55	53
	Freddie Mac Pool #RJ2917 5.50% 11/1/2054[7]	67	66
	Freddie Mac Pool #RJ2922 6.00% 11/1/2054[7]	19	19
	Freddie Mac Pool #SD8487 4.00% 12/1/2054[7]	55	50
	Freddie Mac Pool #SD8490 4.50% 12/1/2054[7]	120	113
	Freddie Mac Pool #QX1414 5.50% 12/1/2054[7]	341	337
	Freddie Mac Pool #SD8486 6.50% 1/1/2055[7]	4	4
	Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[7,8]	160	155
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[7,8]	94	88
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[7]	198	182
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,8]	190	176
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,8]	84	74
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[7]	70	62

American Funds Insurance Series	76

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]	USD15		$14
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[7]	864		755
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[7]	308		292
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]	485		458
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[7]	13		13
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[7]	9		8
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[7]	728		699
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[7]	1,050		981
	Government National Mortgage Assn. 5.50% 1/1/2055[7,9]	609		604
	Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[7]	169		162
	Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[7]	2,932		2,705
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]	62		57
	Government National Mortgage Assn. Pool #MA8723 4.00% 3/20/2053[7]	222		204
	Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[7]	398		387
	Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[7]	1,066		1,036
	Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054[7]	26		24
	Government National Mortgage Assn. Pool #694836 5.682% 9/20/2059[7]	–	[4]	–	[4]
	Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[7]	–	[4]	–	[4]
	Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[7]	–	[4]	–	[4]
	Uniform Mortgage-Backed Security 2.50% 1/1/2040[7,9]	801		727
	Uniform Mortgage-Backed Security 2.00% 1/1/2055[7,9]	60		47
	Uniform Mortgage-Backed Security 2.50% 1/1/2055[7,9]	76		62
	Uniform Mortgage-Backed Security 3.50% 1/1/2055[7,9]	799		707
	Uniform Mortgage-Backed Security 4.50% 1/1/2055[7,9]	560		526
	Uniform Mortgage-Backed Security 5.00% 1/1/2055[7,9]	316		305
	Uniform Mortgage-Backed Security 4.50% 2/1/2055[7,9]	689		648

				80,823

Collateralized mortgage-backed obligations (privately originated) 0.67%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,7,8]	98		86
	Atlas SP, Series 2024-RPL1, Class A1, 3.85% 4/25/2064 (4.85% on 8/1/2028)[1,7,10]	671		642
	BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[1,7,8]	64		58
	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,7]	76		69
	Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034[1,7,8]	226		223
	Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054[1,7,8]	426		414
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,7,8]	149		139
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,7,8]	8		7
	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 6.969% 12/25/2042[1,7,8]	31		32
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.469% 6/25/2043[1,7,8]	285		288
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 6.269% 7/25/2043[1,7,8]	99		99
	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 5.669% 5/25/2044[1,7,8]	89		89
	Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 6.169% 9/25/2044[1,7,8]	87		88
	Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[1,7]	61		62
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 6.569% 4/25/2042[1,7,8]	61		62

77	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.769% 5/25/2042[1,7,8]	USD11	$11
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.719% 9/25/2042[1,7,8]	16	16
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 8.269% 9/25/2042[1,7,8]	64	68
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.769% 5/25/2044[1,7,8]	236	237
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M2, (30-day Average USD-SOFR + 1.45%) 6.019% 10/25/2044[1,7,8]	90	90
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (30-day Average USD-SOFR + 1.814%) 6.383% 1/25/2050[1,7,8]	39	39
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 6.533% 2/25/2050[1,7,8]	224	226
	GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028)[1,7,10]	118	119
	Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,7]	87	85
	HOMES Trust, Series 2024-NQM1, Class A1, 5.915% 7/25/2069 (6.915% on 7/1/2028)[1,7,10]	872	875
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,7,10]	143	142
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061 (5.75% on 4/25/2025)[1,7,10]	61	60
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (6.25% on 11/25/2025)[1,7,10]	102	102
	MFRA Trust, Series 2024-NQM2, Class A1, 5.272% 8/25/2069 (6.272% on 8/1/2028)[1,7,10]	592	586
	Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028)[1,7,10]	150	152
	Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.627% 3/25/2053[1,7,8]	165	162
	Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028)[1,7,10]	205	207
	Onslow Bay Financial, LLC, Series 2024-NQM8, Class A1, 6.233% 5/25/2064 (7.233% on 5/1/2028)[1,7,10]	441	445
	Onslow Bay Financial, LLC, Series 2024-NQM11, Class A1, 5.875% 6/25/2064 (6.825% on 7/1/2028)[1,7,10]	1,132	1,136
	Progress Residential Trust, Series 2024-SFR5, Class B, 3.25% 8/9/2029[1,7]	554	504
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,7]	97	93
	Progress Residential Trust, Series 2024-SFR3, Class A, 3.00% 6/17/2041[1,7]	309	282
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,7,8]	7	6
	Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 6.147% 10/17/2041[1,7,8]	140	141
	Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,7,8]	2	2
	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,7,8]	22	21
	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,7,8]	22	22
	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,7,8]	13	13
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,7]	355	319
	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[1,3]	94	94
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,7]	195	187
	Tricon Residential Trust, Series 2024-SFR2, Class A, 4.75% 6/17/2040[1,7]	167	165
	Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028)[1,7,10]	90	91
	Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069[1,7,8]	107	107

			9,163

American Funds Insurance Series	78

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities 0.63%	Atrium Hotel Portfolio Trust, Series 2024-ATRM, Class A, 5.59% 11/10/2029[1,7,8]	USD296	$295
	Benchmark Mortgage Trust, Series 2024-V5, Class AM, 6.417% 1/10/2057[7]	41	42
	BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.364% 2/15/2057[7,8]	122	126
	BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.295% 4/15/2037[1,7,8]	329	331
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.512% 6/15/2027[1,7,8]	332	334
	BX Trust, Series 2024-KING, Class A, (1-month USD CME Term SOFR + 1.541%) 5.997% 5/15/2034[1,7,8]	106	106
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 5.212% 9/15/2036[1,7,8]	648	647
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 5.411% 10/15/2036[1,7,8]	266	265
	BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 6.158% 10/15/2036[1,7,8]	100	100
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.888% 4/15/2037[1,7,8]	119	120
	BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 5.182% 6/15/2038[1,7,8]	152	152
	BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 5.912% 6/15/2038[1,7,8]	88	88
	BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.012% 11/15/2038[1,7,8]	87	86
	BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 6.088% 8/15/2039[1,7,8]	181	183
	BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 6.848% 8/15/2039[1,7,8]	51	51
	BX Trust, Series 2024-BIO2, Class A, 5.594% 8/13/2041[1,7,8]	590	584
	CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 6.288% 7/15/2041[1,7,8]	100	101
	CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 6.942% 8/15/2041[1,7,8]	120	121
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040[1,7,8]	237	241
	DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.919% 8/12/2043[1,7,8]	574	582
	ELM Trust 2024, Series 2024-ELM, Class A15, 5.801% 6/10/2039[1,7,8]	583	589
	ELM Trust 2024, Series 2024-ELM, Class A10, 5.801% 6/10/2039[1,7,8]	530	536
	ELM Trust 2024, Series 2024-ELM, Class B10, 5.995% 6/10/2039[1,7,8]	213	215
	ELM Trust 2024, Series 2024-ELM, Class B15, 5.995% 6/10/2039[1,7,8]	191	193
	ELM Trust 2024, Series 2024-ELM, Class C15, 6.189% 6/10/2039[1,7,8]	133	134
	ELM Trust 2024, Series 2024-ELM, Class C10, 6.189% 6/10/2039[1,7,8]	120	121
	ELM Trust 2024, Series 2024-ELM, Class D10, 6.626% 6/10/2039[1,7,8]	100	101
	ELM Trust 2024, Series 2024-ELM, Class D15, 6.674% 6/10/2039[1,7,8]	100	101
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 5.592% 7/15/2038[1,7,8]	88	88
	FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[7]	73	74
	FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,7]	187	193
	GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.31% 3/10/2041[1,7,8]	592	589
	Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD CME Term SOFR + 1.264%) 5.844% 5/17/2038[1,7,8]	300	300
	HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039[1,7,8]	100	101
	HTL Commercial Mortgage Trust, Series 2024-T53, Class B, 6.555% 5/10/2039[1,7,8]	243	246
	Multi Family Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 7.319% 7/25/2054[1,7,8]	112	113
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 5.242% 11/15/2038[1,7,8]	345	345

			8,594

	Total mortgage-backed obligations		98,580

79	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 4.26%
U.S. Treasury 4.26%	U.S. Treasury 3.875% 3/31/2025	USD5,877	$5,871
	U.S. Treasury 4.625% 6/30/2025	4,793	4,805
	U.S. Treasury 4.00% 2/15/2026	2,369	2,363
	U.S. Treasury 0.75% 3/31/2026	1	1
	U.S. Treasury 0.75% 5/31/2026	3,850	3,668
	U.S. Treasury 1.875% 6/30/2026	3,855	3,725
	U.S. Treasury 1.125% 10/31/2026	995	941
	U.S. Treasury 2.00% 11/15/2026[11]	2,800	2,688
	U.S. Treasury 4.625% 11/15/2026	1,200	1,208
	U.S. Treasury 4.25% 11/30/2026	4,205	4,205
	U.S. Treasury 4.00% 1/15/2027	6,541	6,511
	U.S. Treasury 0.50% 4/30/2027	2,375	2,179
	U.S. Treasury 2.625% 5/31/2027	80	77
	U.S. Treasury 4.00% 12/15/2027	7,217	7,163
	U.S. Treasury 4.00% 2/29/2028	745	739
	U.S. Treasury 1.25% 3/31/2028	1,350	1,227
	U.S. Treasury 3.625% 3/31/2028	4	3
	U.S. Treasury 4.00% 7/31/2029	25	25
	U.S. Treasury 4.375% 12/31/2029	390	390
	U.S. Treasury 4.00% 2/28/2030	1,169	1,148
	U.S. Treasury 6.25% 5/15/2030	345	375
	U.S. Treasury 4.50% 12/31/2031	1,501	1,507
	U.S. Treasury 4.125% 11/15/2032	9	9
	U.S. Treasury 4.375% 5/15/2034	18	18
	U.S. Treasury 4.25% 11/15/2034	213	208
	U.S. Treasury 4.50% 8/15/2039	1,045	1,018
	U.S. Treasury 4.75% 2/15/2041[11]	1,730	1,724
	U.S. Treasury 2.00% 11/15/2041	300	202
	U.S. Treasury 4.125% 8/15/2044	722	654
	U.S. Treasury 2.375% 5/15/2051[11]	196	124
	U.S. Treasury 4.00% 11/15/2052	152	133
	U.S. Treasury 4.25% 8/15/2054[11]	3,744	3,426

	Total U.S. Treasury bonds & notes		58,335

Corporate bonds, notes & loans 2.34%
Financials 0.45%	American Express Co. 4.90% 2/13/2026	28	28
	American International Group, Inc. 5.125% 3/27/2033	17	17
	Aon Corp. 5.35% 2/28/2033	21	21
	Arthur J. Gallagher & Co. 4.85% 12/15/2029	58	58
	Arthur J. Gallagher & Co. 5.00% 2/15/2032	7	7
	Bank of America Corp. 2.884% 10/22/2030 (3-month USD CME Term SOFR + 1.19% on 10/22/2029)[10]	26	23
	Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030)[10]	238	200
	Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[10]	118	117
	Bank of America Corp. 5.468% 1/23/2035 (3-month USD CME Term SOFR + 1.65% on 1/23/2034)[10]	75	75
	CaixaBank, SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029)[1,10]	400	404
	CaixaBank, SA 6.037% 6/15/2035 (USD-SOFR + 2.26% on 9/15/2034)[1,10]	200	202
	Capital One Financial Corp. 5.70% 2/1/2030 (USD-SOFR + 1.905% on 2/1/2029)[10]	43	44
	Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033)[10]	45	47
	Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034)[10]	95	97
	Chubb INA Holdings, LLC 5.00% 3/15/2034	35	35
	Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029)[10]	85	85
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[10]	35	30
	Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[10]	50	51
	Citizens Financial Group, Inc. 5.841% 1/23/2030 (USD-SOFR + 2.01% on 1/23/2029)[10]	120	122
	Corebridge Financial, Inc. 3.85% 4/5/2029	180	172
	Corebridge Financial, Inc. 3.90% 4/5/2032	32	29
	Corebridge Financial, Inc. 4.35% 4/5/2042	7	6

American Funds Insurance Series	80

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,10]	USD200	$197
	Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[10]	300	314
	Deutsche Bank AG 4.999% 9/11/2030 (USD-SOFR + 1.70% on 9/11/2029)[10]	150	147
	Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[10]	5	5
	Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029)[10]	60	61
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[10]	111	96
	Goldman Sachs Group, Inc. 5.851% 4/25/2035 (USD-SOFR + 1.552% on 4/25/2034)[10]	80	81
	Goldman Sachs Group, Inc. 5.33% 7/23/2035 (USD-SOFR + 1.55% on 7/23/2034)[10]	40	39
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[10]	78	78
	JPMorgan Chase & Co. 4.979% 7/22/2028 (USD-SOFR + 0.93% on 7/22/2027)[10]	65	65
	JPMorgan Chase & Co. 4.505% 10/22/2028 (USD-SOFR + 0.86% on 10/22/2027)[10]	73	72
	JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029)[10]	50	51
	JPMorgan Chase & Co. 4.995% 7/22/2030 (USD-SOFR + 1.125% on 7/22/2029)[10]	198	197
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[10]	20	17
	JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[10]	55	55
	JPMorgan Chase & Co. 5.766% 4/22/2035 (USD-SOFR + 1.49% on 4/22/2034)[10]	75	77
	JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034)[10]	328	325
	Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	25	24
	Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	25	24
	Mastercard, Inc. 4.875% 3/9/2028	31	31
	Morgan Stanley 5.652% 4/13/2028 (USD-SOFR + 1.01% on 4/13/2027)[10]	25	25
	Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029)[10]	140	142
	Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[10]	35	35
	Morgan Stanley 5.831% 4/19/2035 (USD-SOFR + 1.58% on 4/19/2034)[10]	40	41
	Morgan Stanley 5.32% 7/19/2035 (USD-SOFR + 1.555% on 7/19/2034)[10]	57	56
	Morgan Stanley Bank, NA 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029)[10]	488	478
	Navient Corp. 5.00% 3/15/2027	150	147
	New York Life Global Funding 3.00% 1/10/2028[1]	150	143
	PNC Financial Services Group, Inc. 5.812% 6/12/2026 (USD-SOFR + 1.322% on 6/12/2025)[10]	35	35
	PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[10]	50	51
	Ryan Specialty, LLC 5.875% 8/1/2032[1]	100	99
	Synchrony Financial 5.935% 8/2/2030 (USD-SOFR + 2.13% on 8/2/2029)[10]	28	28
	Truist Financial Corp. 5.435% 1/24/2030 (USD-SOFR + 1.62% on 1/24/2029)[10]	11	11
	Truist Financial Corp. 5.153% 8/5/2032 (USD-SOFR + 1.571% on 8/5/2031)[10]	50	49
	Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[10]	10	10
	Truist Financial Corp. 5.711% 1/24/2035 (USD-SOFR + 1.922% on 1/24/2034)[10]	40	40
	U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028)[10]	70	72
	U.S. Bancorp 5.384% 1/23/2030 (USD-SOFR + 1.56% on 1/23/2029)[10]	85	86
	UBS Group AG 5.617% 9/13/2030 (1-year USD-ICE SOFR Swap + 1.34% on 9/13/2029)[1,10]	200	203
	UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,10]	374	353
	Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027)[10]	98	100
	Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[10]	84	84
	Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[10]	104	111

			6,225

Health care 0.39%	AbbVie, Inc. 5.05% 3/15/2034	175	173
	AbbVie, Inc. 5.35% 3/15/2044	25	24
	AbbVie, Inc. 5.40% 3/15/2054	240	231
	AbbVie, Inc. 5.50% 3/15/2064	25	24
	Amgen, Inc. 5.507% 3/2/2026	30	30
	Amgen, Inc. 5.15% 3/2/2028	55	55
	Amgen, Inc. 4.05% 8/18/2029	100	96
	Amgen, Inc. 5.25% 3/2/2030	124	125
	Amgen, Inc. 4.20% 3/1/2033	133	123
	Amgen, Inc. 5.25% 3/2/2033	71	70

81	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Amgen, Inc. 5.60% 3/2/2043	USD105	$102
	Amgen, Inc. 4.20% 2/22/2052	19	15
	Amgen, Inc. 4.875% 3/1/2053	25	21
	Amgen, Inc. 5.65% 3/2/2053	37	36
	Amgen, Inc. 5.75% 3/2/2063	85	82
	Astrazeneca Finance, LLC 5.00% 2/26/2034	50	49
	Baxter International, Inc. 3.132% 12/1/2051	25	16
	Bristol-Myers Squibb Co. 4.90% 2/22/2029	95	95
	Bristol-Myers Squibb Co. 5.10% 2/22/2031	260	262
	Bristol-Myers Squibb Co. 5.20% 2/22/2034	295	295
	Bristol-Myers Squibb Co. 5.50% 2/22/2044	25	25
	Bristol-Myers Squibb Co. 5.55% 2/22/2054	325	316
	Bristol-Myers Squibb Co. 5.65% 2/22/2064	100	96
	Centene Corp. 4.625% 12/15/2029	530	502
	Centene Corp. 3.375% 2/15/2030	179	160
	Centene Corp. 2.625% 8/1/2031	40	33
	CVS Health Corp. 5.125% 2/21/2030	50	49
	CVS Health Corp. 5.25% 2/21/2033	23	22
	CVS Health Corp. 5.70% 6/1/2034	97	95
	CVS Health Corp. 6.00% 6/1/2044	50	47
	CVS Health Corp. 5.625% 2/21/2053	55	49
	CVS Health Corp. 6.05% 6/1/2054	50	47
	Elevance Health, Inc. 4.95% 11/1/2031	30	30
	Elevance Health, Inc. 5.20% 2/15/2035	13	13
	Gilead Sciences, Inc. 1.65% 10/1/2030	8	7
	HCA, Inc. 2.375% 7/15/2031	18	15
	Humana, Inc. 3.70% 3/23/2029	12	11
	Humana, Inc. 5.375% 4/15/2031	35	35
	Medline Borrower, LP 6.25% 4/1/2029[1]	380	384
	Merck & Co., Inc. 1.70% 6/10/2027	118	111
	Merck & Co., Inc. 3.40% 3/7/2029	110	105
	Merck & Co., Inc. 4.50% 5/17/2033	35	34
	Merck & Co., Inc. 4.90% 5/17/2044	35	32
	Molina Healthcare, Inc. 3.875% 5/15/2032[1]	40	35
	Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030	10	10
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	23	22
	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	17	16
	Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026	7	7
	Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	362	354
	Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	600	647
	Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	89	64

			5,297

Consumer discretionary 0.24%	Advance Auto Parts, Inc. 3.90% 4/15/2030	18	16
	Advance Auto Parts, Inc. 3.50% 3/15/2032	12	10
	Bath & Body Works, Inc. 6.875% 11/1/2035	150	154
	BMW US Capital, LLC 4.15% 4/9/2030[1]	290	277
	BMW US Capital, LLC 3.70% 4/1/2032[1]	25	23
	Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[1]	150	151
	Daimler Trucks Finance North America, LLC 5.125% 9/25/2027[1]	150	151
	Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[1]	150	126
	Ford Motor Credit Co., LLC 2.30% 2/10/2025	200	199
	Ford Motor Credit Co., LLC 5.125% 6/16/2025	695	695
	Ford Motor Credit Co., LLC 2.70% 8/10/2026	306	294
	Ford Motor Credit Co., LLC 4.95% 5/28/2027	604	599
	Ford Motor Credit Co., LLC 6.798% 11/7/2028	200	207
	General Motors Financial Co., Inc. 5.45% 9/6/2034	27	26
	Hyundai Capital America 5.275% 6/24/2027[1]	55	56
	McDonald’s Corp. 3.60% 7/1/2030	12	11

American Funds Insurance Series	82

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	McDonald’s Corp. 4.60% 9/9/2032	USD3	$3
	McDonald’s Corp. 4.95% 8/14/2033	3	3
	McDonald’s Corp. 5.15% 9/9/2052	10	9
	Toyota Motor Credit Corp. 5.40% 11/10/2025	228	230

			3,240

Energy 0.23%	Apache Corp. 4.25% 1/15/2030	385	362
	Baytex Energy Corp. 7.375% 3/15/2032[1]	600	585
	Cenovus Energy, Inc. 5.40% 6/15/2047	44	39
	Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[1]	9	9
	Crescent Energy Finance, LLC 7.375% 1/15/2033[1]	270	263
	Diamondback Energy, Inc. 5.40% 4/18/2034	41	40
	Energy Transfer, LP 6.10% 12/1/2028	41	43
	Energy Transfer, LP 5.25% 7/1/2029	23	23
	Energy Transfer, LP 6.40% 12/1/2030	34	36
	Enterprise Products Operating, LLC 4.95% 2/15/2035	6	6
	Equinor ASA 2.375% 5/22/2030	365	324
	Hilcorp Energy I, LP 6.875% 5/15/2034[1]	400	374
	NFE Financing, LLC 12.00% 11/15/2029[1]	148	156
	Petroleos Mexicanos 6.50% 1/23/2029	20	19
	Petroleos Mexicanos 8.75% 6/2/2029	177	177
	Saudi Arabian Oil Co. 5.75% 7/17/2054[1]	200	188
	South Bow USA Infrastructure Holdings, LLC 6.176% 10/1/2054[1]	3	3
	TotalEnergies Capital SA 4.724% 9/10/2034	17	16
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]	595	533

			3,196

Communication services 0.20%	América Móvil, SAB de CV 8.46% 12/18/2036	MXN1,300	53
	AT&T, Inc. 3.50% 6/1/2041	USD75	57
	CCO Holdings, LLC 4.75% 2/1/2032[1]	25	22
	CCO Holdings, LLC 4.25% 1/15/2034[1]	655	532
	Charter Communications Operating, LLC 6.10% 6/1/2029	41	42
	Meta Platforms, Inc. 4.30% 8/15/2029	40	39
	Meta Platforms, Inc. 4.75% 8/15/2034	53	52
	Meta Platforms, Inc. 5.40% 8/15/2054	29	28
	Meta Platforms, Inc. 5.55% 8/15/2064	40	39
	Netflix, Inc. 4.90% 8/15/2034	16	16
	Netflix, Inc. 5.40% 8/15/2054	6	6
	SBA Tower Trust 1.631% 11/15/2026[1]	253	237
	Sirius XM Radio, LLC 4.00% 7/15/2028[1]	780	720
	T-Mobile USA, Inc. 3.875% 4/15/2030	625	588
	T-Mobile USA, Inc. 2.55% 2/15/2031	203	175
	T-Mobile USA, Inc. 6.00% 6/15/2054	69	70
	Verizon Communications, Inc. 1.75% 1/20/2031	142	117

			2,793

Utilities 0.19%	AEP Transmission Co., LLC 3.80% 6/15/2049	45	34
	Consumers Energy Co. 4.625% 5/15/2033	25	24
	DTE Energy Co. 3.00% 3/1/2032	42	37
	Duke Energy Florida, LLC 5.95% 11/15/2052	25	25
	Edison International 4.125% 3/15/2028	132	128
	Edison International 5.45% 6/15/2029	25	25
	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,10]	200	226
	Eversource Energy 5.50% 1/1/2034	25	25
	FirstEnergy Corp. 2.65% 3/1/2030	393	349

83	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	FirstEnergy Corp. 2.25% 9/1/2030	USD107	$92
	Florida Power & Light Co. 5.05% 4/1/2028	70	71
	Florida Power & Light Co. 5.10% 4/1/2033	35	35
	NiSource, Inc. 5.40% 6/30/2033	25	25
	Pacific Gas and Electric Co. 2.95% 3/1/2026	97	95
	Pacific Gas and Electric Co. 3.75% 7/1/2028	105	100
	Pacific Gas and Electric Co. 4.65% 8/1/2028	284	280
	Pacific Gas and Electric Co. 2.50% 2/1/2031	375	321
	Pacific Gas and Electric Co. 6.40% 6/15/2033	50	53
	Pacific Gas and Electric Co. 5.80% 5/15/2034	50	51
	Pacific Gas and Electric Co. 4.95% 7/1/2050	162	141
	Pacific Gas and Electric Co. 5.90% 10/1/2054	25	25
	PacifiCorp 5.30% 2/15/2031	35	35
	PacifiCorp 5.50% 5/15/2054	95	89
	PacifiCorp 5.80% 1/15/2055	25	24
	Southern California Edison Co. 5.20% 6/1/2034	40	40
	Southern California Edison Co. 3.60% 2/1/2045	206	152
	Union Electric Co. 3.90% 4/1/2052	25	19
	WEC Energy Group, Inc. 5.15% 10/1/2027	25	25

			2,546

Industrials 0.18%	Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029[1,3,8,12]	300	298
	BAE Systems PLC 5.30% 3/26/2034[1]	200	199
	Boeing Co. (The) 2.75% 2/1/2026	91	89
	Boeing Co. (The) 6.259% 5/1/2027	376	385
	Boeing Co. (The) 6.298% 5/1/2029	12	12
	Boeing Co. (The) 3.625% 2/1/2031	178	162
	Boeing Co. (The) 6.388% 5/1/2031	92	96
	Boeing Co. (The) 6.528% 5/1/2034	585	613
	Boeing Co. (The) 5.805% 5/1/2050	80	74
	Boeing Co. (The) 6.858% 5/1/2054	56	60
	Canadian Pacific Railway Co. 3.10% 12/2/2051	102	66
	Carrier Global Corp. 3.577% 4/5/2050	3	2
	CSX Corp. 4.75% 11/15/2048	50	44
	CSX Corp. 4.50% 11/15/2052	35	30
	L3Harris Technologies, Inc. 5.40% 7/31/2033	15	15
	L3Harris Technologies, Inc. 5.60% 7/31/2053	13	13
	Lockheed Martin Corp. 5.10% 11/15/2027	19	19
	Lockheed Martin Corp. 5.20% 2/15/2064	8	7
	Moog, Inc. 4.25% 12/9/2027[1]	55	53
	Norfolk Southern Corp. 5.35% 8/1/2054	51	49
	Northrop Grumman Corp. 4.95% 3/15/2053	21	19
	Republic Services, Inc. 5.00% 4/1/2034	13	13
	RTX Corp. 6.00% 3/15/2031	35	37
	RTX Corp. 6.10% 3/15/2034	27	28
	RTX Corp. 6.40% 3/15/2054	22	24
	Union Pacific Corp. 2.80% 2/14/2032	17	15
	Union Pacific Corp. 3.50% 2/14/2053	20	14
	Waste Management, Inc. 4.625% 2/15/2030	60	59
	Waste Management, Inc. 4.95% 3/15/2035	16	16
	Waste Management, Inc. 5.35% 10/15/2054	25	24

			2,535

Real estate 0.18%	American Tower Corp. 4.05% 3/15/2032	11	10
	Boston Properties, LP 2.45% 10/1/2033	7	5
	Boston Properties, LP 6.50% 1/15/2034	38	40
	Boston Properties, LP 5.75% 1/15/2035	95	93

American Funds Insurance Series	84

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate (continued)	Crown Castle, Inc. 5.00% 1/11/2028	USD54	$54
	Equinix, Inc. 1.55% 3/15/2028	25	23
	Equinix, Inc. 3.20% 11/18/2029	144	133
	Iron Mountain, Inc. 4.50% 2/15/2031[1]	530	485
	Kennedy-Wilson, Inc. 5.00% 3/1/2031	550	483
	Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031[1]	20	21
	MPT Operating Partnership, LP 5.00% 10/15/2027	475	401
	Prologis, LP 5.00% 3/15/2034	40	39
	Service Properties Trust 8.375% 6/15/2029	680	658

			2,445

Materials 0.12%	BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026	35	35
	BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028	35	35
	BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033	16	16
	BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	7	7
	BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053	15	15
	Celanese US Holdings, LLC 6.60% 11/15/2028	36	37
	Celanese US Holdings, LLC 6.80% 11/15/2030	27	28
	Celanese US Holdings, LLC 6.379% 7/15/2032	10	10
	Celanese US Holdings, LLC 6.95% 11/15/2033	23	24
	Consolidated Energy Finance SA 5.625% 10/15/2028[1]	750	612
	Dow Chemical Co. (The) 5.15% 2/15/2034	34	33
	Dow Chemical Co. (The) 5.55% 11/30/2048	15	14
	Dow Chemical Co. (The) 3.60% 11/15/2050	75	51
	Dow Chemical Co. (The) 6.90% 5/15/2053	6	7
	Dow Chemical Co. (The) 5.60% 2/15/2054	53	50
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]	249	249
	International Flavors & Fragrances, Inc. 3.468% 12/1/2050[1]	4	3
	LYB International Finance III, LLC 3.625% 4/1/2051	102	68
	NOVA Chemicals Corp. 8.50% 11/15/2028[1]	10	11
	NOVA Chemicals Corp. 4.25% 5/15/2029[1]	325	294

			1,599

Consumer staples 0.09%	BAT Capital Corp. 4.70% 4/2/2027	105	105
	BAT Capital Corp. 6.343% 8/2/2030	9	9
	BAT Capital Corp. 6.421% 8/2/2033	38	40
	BAT Capital Corp. 7.079% 8/2/2043	31	34
	BAT Capital Corp. 4.54% 8/15/2047	55	43
	BAT Capital Corp. 4.758% 9/6/2049	121	98
	BAT Capital Corp. 7.081% 8/2/2053	69	76
	BAT International Finance PLC 4.448% 3/16/2028	150	148
	Campbell’s Co. (The) 5.40% 3/21/2034	22	22
	Constellation Brands, Inc. 5.00% 2/2/2026	50	50
	H.J. Heinz Co. 4.875% 10/1/2049	235	201
	Philip Morris International, Inc. 5.125% 11/17/2027	43	44
	Philip Morris International, Inc. 5.625% 11/17/2029	23	24
	Philip Morris International, Inc. 5.125% 2/15/2030	56	56
	Philip Morris International, Inc. 5.50% 9/7/2030	70	72
	Philip Morris International, Inc. 5.75% 11/17/2032	16	16
	Philip Morris International, Inc. 5.375% 2/15/2033	55	55
	Philip Morris International, Inc. 5.625% 9/7/2033	30	31
	Philip Morris International, Inc. 4.90% 11/1/2034	66	63

			1,187

85	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology 0.07%	Broadcom, Inc. 5.05% 7/12/2027	USD40	$40
	Broadcom, Inc. 4.00% 4/15/2029[1]	3	3
	Broadcom, Inc. 5.05% 7/12/2029	45	45
	Broadcom, Inc. 5.15% 11/15/2031	104	105
	Broadcom, Inc. 4.15% 4/15/2032[1]	11	10
	Broadcom, Inc. 4.80% 10/15/2034	12	12
	Broadcom, Inc. 3.137% 11/15/2035[1]	2	2
	Cisco Systems, Inc. 4.95% 2/26/2031	11	11
	Cisco Systems, Inc. 5.05% 2/26/2034	4	4
	Cisco Systems, Inc. 5.30% 2/26/2054	8	8
	Cisco Systems, Inc. 5.35% 2/26/2064	11	10
	Diebold Nixdorf, Inc. 7.75% 3/31/2030[1]	250	257
	Lenovo Group, Ltd. 5.875% 4/24/2025	400	401
	ServiceNow, Inc. 1.40% 9/1/2030	54	45

			953

	Total corporate bonds, notes & loans		32,016

Asset-backed obligations 1.21%
	ACHV ABS Trust, Series 2023-3PL, Class B, 7.17% 8/19/2030[1,7]	2	2
	Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[1,7]	100	100
	Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029[1,7]	215	217
	American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,7]	83	83
	American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,7]	100	99
	Auxilior Term Funding, LLC, Series 24-1, Class A2, 5.84% 3/15/2027[1,7]	477	481
	Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029[1,7]	400	397
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,7]	197	192
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,7]	100	98
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[1,7]	339	349
	AXIS Equipment Finance Receivables, LLC, Series 2024-2, Class A2, 5.19% 7/21/2031[1,7]	391	395
	Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[1,7]	4	4
	Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029[1,7]	100	100
	Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032[1,7]	735	740
	CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,7]	351	343
	CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,7]	87	78
	CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,7]	90	87
	CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,7]	90	78
	CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,7]	316	299
	CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062[1,7]	489	489
	Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032[1,7]	352	351
	CPS Auto Receivables Trust, Series 2024-C, Class B, 5.68% 12/15/2028[1,7]	497	503
	Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027[7]	301	301
	Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027[1,7]	419	422
	Enterprise Fleet Financing, LLC, Series 2024-4, Class A2, 4.69% 7/20/2027[1,7]	206	206
	Enterprise Fleet Financing, LLC, Series 2024-1, Class A2, 5.23% 3/20/2030[1,7]	482	486
	EquipmentShare, Series 2024-2M, Class B, 6.43% 12/20/2032[1,7]	164	164
	FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,7]	131	128
	Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[1,7]	176	177
	Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[1,7]	181	184
	Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[1,7]	188	189
	GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,7]	369	340
	GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,7]	69	62
	Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,7]	93	90
	Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[1,7]	348	328

American Funds Insurance Series	86

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
GLS Auto Receivables Trust, Series 2024-3A, Class A2, 5.35% 8/16/2027[1,7]	USD131	$132
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029[1,7]	104	104
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[1,7]	285	289
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,7]	184	190
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028[7]	25	25
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028[7]	48	48
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,7]	268	252
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,7]	100	94
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,7]	100	94
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029[1,7]	187	188
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049[1,7]	373	363
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027[7]	26	26
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028[7]	28	28
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,7]	2	2
Merchants Fleet Funding, LLC, Series 2024-1, Class A, 5.82% 4/20/2037[1,7]	190	192
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[1,7]	70	70
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,7]	30	27
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069[1,7]	53	47
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,7]	128	119
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,7]	256	238
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 5.225% 4/20/2062[1,7,8]	132	131
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,7]	935	863
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031[1,7]	581	582
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031[1,7]	100	101
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031[1,7]	127	125
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,7]	61	59
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A2, 4.74% 4/20/2027[1,7]	174	174
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027[1,7]	273	276
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,7]	100	100
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,7]	175	177
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039[1,7]	250	246
Post Road Equipment Finance, Series 2024-1, Class A2, 5.59% 11/15/2029[1,7]	140	141
Reach Financial, LLC, Series 2024-2, Class A, 5.88% 7/15/2031[1,7]	326	328
Santander Drive Auto Receivables Trust, Series 2024-4, Class A2, 5.41% 7/15/2027[7]	285	286
SCF Equipment Leasing, LLC, Series 2024-1A, Class A2, 5.88% 11/20/2029[1,7]	100	101
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,7]	16	16
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,7]	47	42
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,7]	103	98
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,7,8]	335	322
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031[1,7]	100	101
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[1,7]	9	9
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[1,7]	100	100
Wheels Fleet Lease Funding, LLC, Series 24-2A, Class A1, 4.87% 6/21/2039[1,7]	827	829
Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039[1,7]	215	215

		16,512

Bonds & notes of governments & government agencies outside the U.S. 0.04%
Peru (Republic of) 2.783% 1/23/2031	190	163
Saudi Arabia (Kingdom of) 3.625% 3/4/2028	200	192
United Mexican States 3.25% 4/16/2030	200	174

		529

87	American Funds Insurance Series

Capital Income Builder® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals 0.02%
Illinois 0.01%	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	USD212	$209

Massachusetts 0.01%	Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2024-A, 6.352% 7/1/2049	135	137

	Total municipals		346

	Total bonds, notes & other debt instruments (cost: $210,437,000)		206,318

Investment funds 2.26%		Shares
	Capital Group Central Corporate Bond Fund[13]	3,729,766	30,920

	Total Investment funds (cost: $34,463,000)		30,920

Short-term securities 5.16%

Money market investments 4.42%

	Capital Group Central Cash Fund 4.50%[13,14]	605,632	60,575

Money market investments purchased with collateral from securities on loan 0.74%
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.40%[14,15]	10,079,100	10,079

	Total short-term securities (cost: $70,633,000)		70,654

	Total investment securities 100.63% (cost: $1,123,620,000)		1,377,350
	Other assets less liabilities (0.63)%		(8,682)

	Net assets 100.00%		$1,368,668

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

3 Month SOFR Futures	Long	8	3/19/2025	USD1,913	$10
3 Month SOFR Futures	Long	73	9/17/2025	17,512	105
2 Year U.S. Treasury Note Futures	Long	277	4/3/2025	56,954	(34)
5 Year U.S. Treasury Note Futures	Long	432	4/3/2025	45,924	(302)
10 Year U.S. Treasury Note Futures	Long	171	3/31/2025	18,596	(256)
10 Year Ultra U.S. Treasury Note Futures	Long	17	3/31/2025	1,892	(46)
20 Year U.S. Treasury Note Futures	Long	21	3/31/2025	2,391	(72)
30 Year Ultra U.S. Treasury Bond Futures	Long	62	3/31/2025	7,372	(383)

					$(978)

American Funds Insurance Series	88

Capital Income Builder® (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

Rate	Payment frequency	Rate	Payment frequency

SOFR	Annual	3.055%	Annual	4/6/2031	USD6,700	$367	$–	$367
SOFR	Annual	2.91%	Annual	9/18/2050	USD592	104	–	104

						$471	$–	$471

Investments in affiliates13

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Investment funds 2.26%
Capital Group Central Corporate Bond Fund	$34,970	$1,393	$4,712		$(941)	$210	$30,920	$1,393

Short-term securities 4.42%
Money market investments 4.42%
Capital Group Central Cash Fund 4.50%[14]	91,779	199,715	230,940		3	18	60,575	4,152

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.50%[14]	59		59	[16]			–	–	[17]

Total short-term securities							60,575

Total 6.68%					$(938)	$228	$91,495	$5,545

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,522,000, which represented 3.25% of the net assets of the fund.

[2]

All or a portion of this security was on loan. The total value of all such securities was $10,664,000, which represented .78% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Security did not produce income during the last 12 months.
[6]

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $14,000, which represented less than .01% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[9]	Purchased on a TBA basis.
[10]	Step bond; coupon rate may change at a later date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,055,000, which represented .15% of the net assets of the fund.
[12]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $298,000, which represented .02% of the net assets of the fund.

[13]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Rate represents the seven-day yield at 12/31/2024.
[15]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[16]	Represents net activity. Refer to Note 5 for more information on securities lending.
[17]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

89	American Funds Insurance Series

Capital Income Builder® (continued)

Key to abbreviation(s)

ADR = American Depositary Receipts

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CME = CME Group

DAC = Designated Activity Company

Fncg. = Financing

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

ICE = Intercontinental Exchange, Inc.

MXN = Mexican pesos

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

UST = U.S. Treasury

Refer to the notes to financial statements.

American Funds Insurance Series	90

Asset Allocation Fund

Investment portfolio December 31, 2024

Common stocks 67.42%		Shares	Value (000)
Information technology 16.36%	Broadcom, Inc.	7,698,709	$1,784,869
	Microsoft Corp.	1,975,621	832,724
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,126,407	617,434
	Taiwan Semiconductor Manufacturing Co., Ltd.	773,000	25,241
	Apple, Inc.	1,243,701	311,448
	NVIDIA Corp.	2,196,799	295,008
	Oracle Corp.	896,756	149,435
	ASML Holding NV (ADR)	162,641	112,723
	International Business Machines Corp.	275,000	60,453
	Applied Materials, Inc.	363,122	59,055
	MicroStrategy, Inc., Class A1	200,000	57,924
	Synopsys, Inc.[1]	90,490	43,920
	Salesforce, Inc.	127,239	42,540
	Diebold Nixdorf, Inc.[1]	532,940	22,938
	Micron Technology, Inc.	175,097	14,736

			4,430,448

Financials 12.09%	Apollo Asset Management, Inc.	2,630,627	434,474
	Aon PLC, Class A	752,130	270,135
	Arthur J. Gallagher & Co.	887,811	252,005
	Synchrony Financial	3,300,000	214,500
	Ares Management Corp., Class A	1,113,403	197,106
	Blue Owl Capital, Inc., Class A	8,399,477	195,372
	Blackstone, Inc.	1,033,422	178,183
	Mastercard, Inc., Class A	319,128	168,043
	Visa, Inc., Class A	509,002	160,865
	Discover Financial Services	872,903	151,213
	Fiserv, Inc.[1]	582,763	119,711
	JPMorgan Chase & Co.	446,784	107,099
	BlackRock, Inc.	88,049	90,260
	American Express Co.	280,560	83,267
	KKR & Co., Inc.	544,971	80,607
	Brown & Brown, Inc.	786,070	80,195
	Bank of America Corp.	1,759,200	77,317
	Nasdaq, Inc.	962,300	74,395
	Wells Fargo & Co.	980,000	68,835
	Citigroup, Inc.	900,000	63,351
	CME Group, Inc., Class A	193,443	44,923
	Capital One Financial Corp.	219,900	39,212
	Brookfield Corp., Class A	486,973	27,977
	RenaissanceRe Holdings, Ltd.	97,535	24,268
	Fifth Third Bancorp	432,000	18,265
	Goldman Sachs Group, Inc.	30,100	17,236
	Intercontinental Exchange, Inc.	110,132	16,411
	Chubb, Ltd.	37,981	10,494
	LPL Financial Holdings, Inc.	17,807	5,814
	PNC Financial Services Group, Inc.	8,528	1,645
	Sberbank of Russia PJSC[2]	8,880,000	–	[3]

			3,273,178

Health care 8.27%	Vertex Pharmaceuticals, Inc.[1]	1,017,755	409,850
	Eli Lilly and Co.	503,348	388,585
	Gilead Sciences, Inc.	4,056,014	374,654
	UnitedHealth Group, Inc.	596,933	301,964
	AbbVie, Inc.	682,000	121,191
	Regeneron Pharmaceuticals, Inc.[1]	138,750	98,836
	Amgen, Inc.	341,803	89,088
	Novo Nordisk AS, Class B	835,324	71,894
	CVS Health Corp.	1,451,353	65,151
	Illumina, Inc.[1]	479,758	64,110

91	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Cooper Companies, Inc.[1]	559,233	$51,410
	Alnylam Pharmaceuticals, Inc.[1]	205,917	48,454
	Centene Corp.[1]	675,000	40,891
	Thermo Fisher Scientific, Inc.	51,641	26,865
	Danaher Corp.	95,660	21,959
	Exact Sciences Corp.[1]	388,980	21,857
	Boston Scientific Corp.[1]	198,062	17,691
	Rotech Healthcare, Inc.[1,2,4]	184,138	16,254
	Zoetis, Inc., Class A	42,300	6,892
	Endo, Inc.[1]	140,115	3,321
	Endo, Inc., 1L 7.50% Escrow[1,2]	9,648,000	–	[3]

			2,240,917

Consumer discretionary 7.58%	Booking Holdings, Inc.	99,924	496,464
	Amazon.com, Inc.[1]	1,331,622	292,145
	Royal Caribbean Cruises, Ltd.	1,259,400	290,531
	Home Depot, Inc.	622,050	241,971
	Starbucks Corp.	1,827,909	166,797
	NIKE, Inc., Class B	1,269,912	96,094
	Darden Restaurants, Inc.	448,084	83,653
	D.R. Horton, Inc.	525,000	73,406
	Compagnie Financière Richemont SA, Class A	391,173	59,460
	Texas Roadhouse, Inc.	325,829	58,789
	General Motors Co.	750,000	39,953
	Hilton Worldwide Holdings, Inc.	139,547	34,490
	Restaurant Brands International, Inc.	447,593	29,174
	Flutter Entertainment PLC[1]	105,069	27,155
	Moncler SpA	395,000	20,980
	lululemon athletica, Inc.[1]	44,474	17,007
	YUM! Brands, Inc.	91,381	12,260
	AutoZone, Inc.[1]	2,534	8,114
	Five Below, Inc.[1]	43,676	4,584
	Party City Holdco, Inc.[1,2]	68,158	–	[3]
	Party City Holdco, Inc.[1,2,5]	681	–	[3]

			2,053,027

Industrials 6.24%	Boeing Co. (The)[1]	1,397,043	247,277
	L3Harris Technologies, Inc.	922,920	194,072
	Deere & Co.	397,582	168,455
	Caterpillar, Inc.	300,000	108,828
	Ingersoll-Rand, Inc.	1,127,311	101,977
	TransDigm Group, Inc.	70,121	88,863
	General Electric Co.	490,460	81,804
	Union Pacific Corp.	335,667	76,546
	Safran SA	312,100	68,177
	Southwest Airlines Co.	1,982,728	66,659
	Honeywell International, Inc.	275,000	62,120
	United Rentals, Inc.	84,415	59,465
	Eaton Corp. PLC	172,210	57,151
	Quanta Services, Inc.	152,260	48,122
	Copart, Inc.[1]	835,833	47,968
	Republic Services, Inc.	222,985	44,860
	Airbus SE, non-registered shares	259,864	41,418
	Northrop Grumman Corp.	68,144	31,979
	Trane Technologies PLC	74,824	27,636
	Carrier Global Corp.	382,605	26,117
	Johnson Controls International PLC	278,300	21,966
	RTX Corp.	170,058	19,679

			1,691,139

American Funds Insurance Series	92

Asset Allocation Fund (continued)

Common stocks (continued)		Shares	Value (000)
Communication services 5.43%	Meta Platforms, Inc., Class A	1,309,410	$766,673
	Alphabet, Inc., Class C	1,888,186	359,586
	Alphabet, Inc., Class A	344,016	65,122
	Comcast Corp., Class A	5,394,851	202,469
	Charter Communications, Inc., Class A1	180,147	61,749
	Take-Two Interactive Software, Inc.[1]	88,404	16,273

			1,471,872

Materials 4.48%	Franco-Nevada Corp.	1,939,139	227,875
	ATI, Inc.[1]	3,762,816	207,105
	Wheaton Precious Metals Corp.	3,349,100	188,353
	Royal Gold, Inc.	1,405,000	185,249
	Lundin Mining Corp.	16,017,925	137,843
	First Quantum Minerals, Ltd.[1]	5,805,000	74,832
	Linde PLC	134,223	56,195
	Freeport-McMoRan, Inc.	1,431,593	54,515
	Nucor Corp.	309,300	36,099
	Albemarle Corp.	220,161	18,952
	Air Products and Chemicals, Inc.	45,664	13,244
	Avery Dennison Corp.	59,276	11,092
	Venator Materials PLC[1,2]	4,096	1,629

			1,212,983

Consumer staples 3.58%	Philip Morris International, Inc.	3,985,225	479,622
	Constellation Brands, Inc., Class A	484,668	107,112
	Altria Group, Inc.	1,962,629	102,626
	Estée Lauder Companies, Inc. (The), Class A	859,243	64,426
	Costco Wholesale Corp.	69,889	64,037
	Nestlé SA	617,055	50,598
	Keurig Dr Pepper, Inc.	925,602	29,730
	Monster Beverage Corp.[1]	546,065	28,701
	Bunge Global SA	197,085	15,325
	Mondelez International, Inc., Class A	233,588	13,952
	Procter & Gamble Co.	79,723	13,366

			969,495

Energy 2.16%	Canadian Natural Resources, Ltd. (CAD denominated)	11,882,000	366,846
	ConocoPhillips	824,000	81,716
	EOG Resources, Inc.	254,319	31,175
	Halliburton Co.	960,000	26,102
	Cenovus Energy, Inc. (CAD denominated)	1,655,494	25,095
	Noble Corp. PLC, Class A	771,174	24,215
	Exxon Mobil Corp.	122,434	13,170
	Schlumberger NV	286,500	10,984
	New Fortress Energy, Inc., Class A6	150,315	2,273
	Altera Infrastructure, LP1,2	16,129	1,304
	Constellation Oil Services Holding SA1,2	1,564,961	637
	Expand Energy Corp.	277	28
	Bighorn Permian Resources, LLC[2]	4,392	–	[3]

			583,545

Real estate 1.05%	VICI Properties, Inc. REIT	4,209,324	122,954
	Extra Space Storage, Inc. REIT	588,752	88,077
	Crown Castle, Inc. REIT	410,999	37,302
	American Tower Corp. REIT	136,942	25,117
	Alexandria Real Estate Equities, Inc. REIT	121,544	11,857

			285,307

93	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)		Shares		Value (000)
Utilities 0.18%	DTE Energy Co.	289,072		$34,905
	FirstEnergy Corp.	340,720		13,554

				48,459

	Total common stocks (cost: $10,423,356,000)			18,260,370

Preferred securities 0.00%
Industrials 0.00%	ACR III LSC Holdings, LLC, Series B, preferred shares[1,2,5]	450		792

	Total preferred securities (cost: $466,000)			792

Rights & warrants 0.00%
Energy 0.00%	Expand Energy Corporation, Class C, warrants, expire 2/9/2026[1]	524		45
	Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,2]	4		–	[3]

	Total rights & warrants (cost: $313,000)			45

Convertible stocks 0.04%
Industrials 0.04%	Boeing Co., Series A, convertible preferred depositary shares, 6.00% 10/15/2027	168,500		10,260

Health care 0.00%	Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[2,4]	4,955,500		49

	Total convertible stocks (cost: $58,674,000)			10,309

Convertible bonds & notes 0.00%		Principal amount (000)
Communication services 0.00%	EchoStar Corp., convertible notes, 3.875% 11/30/2030[7]	USD1,603		1,690

	Total convertible bonds & notes (cost: $1,709,000)			1,690

Bonds, notes & other debt instruments 25.45%

Mortgage-backed obligations 10.18%

Federal agency mortgage-backed obligations 9.19%	Fannie Mae Pool #AD7072 4.00% 6/1/2025[8]	–	[3]	–	[3]
	Fannie Mae Pool #AE3069 4.00% 9/1/2025[8]	–	[3]	–	[3]
	Fannie Mae Pool #AH0829 4.00% 1/1/2026[8]	–	[3]	–	[3]
	Fannie Mae Pool #AH6431 4.00% 2/1/2026[8]	51		50
	Fannie Mae Pool #AH5618 4.00% 2/1/2026[8]	–	[3]	–	[3]
	Fannie Mae Pool #890329 4.00% 4/1/2026[8]	5		5
	Fannie Mae Pool #MA1109 4.00% 5/1/2027[8]	–	[3]	–	[3]
	Fannie Mae Pool #MA3653 3.00% 3/1/2029[8]	7		7
	Fannie Mae Pool #AL8347 4.00% 3/1/2029[8]	23		23
	Fannie Mae Pool #254767 5.50% 6/1/2033[8]	146		147
	Fannie Mae Pool #555956 5.50% 12/1/2033[8]	93		94
	Fannie Mae Pool #BN1085 4.00% 1/1/2034[8]	280		274
	Fannie Mae Pool #FM2499 2.50% 2/1/2035[8]	264		243
	Fannie Mae Pool #929185 5.50% 1/1/2036[8]	301		303
	Fannie Mae Pool #893641 6.00% 9/1/2036[8]	525		544
	Fannie Mae Pool #893688 6.00% 10/1/2036[8]	133		138
	Fannie Mae Pool #AS8554 3.00% 12/1/2036[8]	4,780		4,417
	Fannie Mae Pool #907239 6.00% 12/1/2036[8]	12		12
	Fannie Mae Pool #928031 6.00% 1/1/2037[8]	47		48

American Funds Insurance Series	94

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #888292 6.00% 3/1/2037[8]	USD411		$426
	Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]	77		77
	Fannie Mae Pool #190379 5.50% 5/1/2037[8]	42		43
	Fannie Mae Pool #924952 6.00% 8/1/2037[8]	623		646
	Fannie Mae Pool #888637 6.00% 9/1/2037[8]	7		8
	Fannie Mae Pool #995674 6.00% 5/1/2038[8]	238		247
	Fannie Mae Pool #AD0119 6.00% 7/1/2038[8]	762		791
	Fannie Mae Pool #995224 6.00% 9/1/2038[8]	6		7
	Fannie Mae Pool #AE0021 6.00% 10/1/2038[8]	241		250
	Fannie Mae Pool #AL7164 6.00% 10/1/2038[8]	167		172
	Fannie Mae Pool #889983 6.00% 10/1/2038[8]	14		14
	Fannie Mae Pool #AD0095 6.00% 11/1/2038[8]	532		552
	Fannie Mae Pool #AB0538 6.00% 11/1/2038[8]	73		75
	Fannie Mae Pool #995391 6.00% 11/1/2038[8]	11		11
	Fannie Mae Pool #AD0833 6.00% 1/1/2039[8]	–	[3]	–	[3]
	Fannie Mae Pool #AL0309 6.00% 1/1/2040[8]	49		51
	Fannie Mae Pool #AL0013 6.00% 4/1/2040[8]	146		151
	Fannie Mae Pool #AL7228 6.00% 4/1/2041[8]	180		185
	Fannie Mae Pool #AB4536 6.00% 6/1/2041[8]	348		360
	Fannie Mae Pool #MA4387 2.00% 7/1/2041[8]	6,443		5,380
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[8]	7,431		6,181
	Fannie Mae Pool #FS0305 1.50% 1/1/2042[8]	19,433		15,402
	Fannie Mae Pool #MA4520 2.00% 1/1/2042[8]	12,651		10,523
	Fannie Mae Pool #AP2131 3.50% 8/1/2042[8]	2,583		2,354
	Fannie Mae Pool #AU8813 4.00% 11/1/2043[8]	1,684		1,585
	Fannie Mae Pool #AU9348 4.00% 11/1/2043[8]	938		884
	Fannie Mae Pool #AU9350 4.00% 11/1/2043[8]	849		797
	Fannie Mae Pool #AL8773 3.50% 2/1/2045[8]	4,447		4,053
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[8]	7,305		6,600
	Fannie Mae Pool #AL8354 3.50% 10/1/2045[8]	1,056		954
	Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]	2,275		2,055
	Fannie Mae Pool #BC7611 4.00% 5/1/2046[8]	81		76
	Fannie Mae Pool #AS8310 3.00% 11/1/2046[8]	307		268
	Fannie Mae Pool #BD9307 4.00% 11/1/2046[8]	1,253		1,162
	Fannie Mae Pool #BD9699 3.50% 12/1/2046[8]	1,400		1,257
	Fannie Mae Pool #BE1290 3.50% 2/1/2047[8]	1,857		1,667
	Fannie Mae Pool #BM1179 3.00% 4/1/2047[8]	400		350
	Fannie Mae Pool #256975 7.00% 10/1/2047[8]	2		2
	Fannie Mae Pool #CA0770 3.50% 11/1/2047[8]	1,298		1,165
	Fannie Mae Pool #257036 7.00% 11/1/2047[8]	6		6
	Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]	2,197		2,044
	Fannie Mae Pool #MA3277 4.00% 2/1/2048[8]	9		8
	Fannie Mae Pool #BK5255 4.00% 5/1/2048[8]	9		9
	Fannie Mae Pool #FM3278 3.50% 11/1/2048[8]	14,025		12,593
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[8]	1,886		1,697
	Fannie Mae Pool #CA4756 3.00% 12/1/2049[8]	1,456		1,261
	Fannie Mae Pool #BN7443 2.50% 3/1/2050[8]	31		26
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[8]	4,792		3,981
	Fannie Mae Pool #BP5576 2.50% 6/1/2050[8]	410		335
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[8]	10,596		8,792
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[8]	323		278
	Fannie Mae Pool #CA7737 2.50% 11/1/2050[8]	8,675		7,184
	Fannie Mae Pool #CA7599 2.50% 11/1/2050[8]	1,360		1,130
	Fannie Mae Pool #CA7743 2.50% 11/1/2050[8]	742		606
	Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]	12,235		10,666
	Fannie Mae Pool #FS9792 4.50% 12/1/2050[8]	1,083		1,034
	Fannie Mae Pool #MA4237 2.00% 1/1/2051[8]	5,940		4,641
	Fannie Mae Pool #FS5929 2.50% 1/1/2051[8]	801		654
	Fannie Mae Pool #FM5944 2.50% 1/1/2051[8]	82		67
	Fannie Mae Pool #FS3550 2.50% 1/1/2051[8]	31		25
	Fannie Mae Pool #CA8828 2.50% 2/1/2051[8]	3,359		2,791

95	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CA8962 2.50% 2/1/2051[8]	USD68	$56
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[8]	4,272	3,353
	Fannie Mae Pool #CA9494 2.50% 4/1/2051[8]	100	82
	Fannie Mae Pool #CB0191 3.00% 4/1/2051[8]	4,743	4,065
	Fannie Mae Pool #CB0193 3.00% 4/1/2051[8]	583	501
	Fannie Mae Pool #BR0999 2.50% 5/1/2051[8]	859	701
	Fannie Mae Pool #FM7222 2.50% 5/1/2051[8]	798	651
	Fannie Mae Pool #CB0910 2.50% 6/1/2051[8]	35,885	29,274
	Fannie Mae Pool #FM7740 2.50% 6/1/2051[8]	9,527	7,772
	Fannie Mae Pool #FM7909 3.00% 6/1/2051[8]	436	374
	Fannie Mae Pool #MA4378 2.00% 7/1/2051[8]	159	125
	Fannie Mae Pool #FM9530 2.50% 7/1/2051[8]	2,124	1,732
	Fannie Mae Pool #FM8453 3.00% 8/1/2051[8]	4,100	3,554
	Fannie Mae Pool #CB1304 3.00% 8/1/2051[8]	74	64
	Fannie Mae Pool #FS1630 2.50% 9/1/2051[8]	1,379	1,125
	Fannie Mae Pool #BT7263 2.50% 9/1/2051[8]	675	551
	Fannie Mae Pool #CB1868 2.50% 10/1/2051[8]	42,244	34,461
	Fannie Mae Pool #FS5125 2.50% 10/1/2051[8]	872	711
	Fannie Mae Pool #FS3298 2.50% 10/1/2051[8]	551	450
	Fannie Mae Pool #BU2530 2.50% 10/1/2051[8]	142	116
	Fannie Mae Pool #FM9335 2.50% 10/1/2051[8]	95	78
	Fannie Mae Pool #MA4465 2.00% 11/1/2051[8]	8,716	6,826
	Fannie Mae Pool #CB2078 3.00% 11/1/2051[8]	8,309	7,134
	Fannie Mae Pool #MA4492 2.00% 12/1/2051[8]	2,513	1,966
	Fannie Mae Pool #FM9693 2.50% 12/1/2051[8]	65,914	53,770
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[8]	14,844	12,250
	Fannie Mae Pool #CB2375 2.50% 12/1/2051[8]	6,941	5,736
	Fannie Mae Pool #CB2319 2.50% 12/1/2051[8]	170	140
	Fannie Mae Pool #FM9855 2.50% 12/1/2051[8]	130	106
	Fannie Mae Pool #BT9483 2.50% 12/1/2051[8]	82	68
	Fannie Mae Pool #CB2372 2.50% 12/1/2051[8]	80	66
	Fannie Mae Pool #BT9510 2.50% 12/1/2051[8]	80	66
	Fannie Mae Pool #BQ7006 2.00% 1/1/2052[8]	3,037	2,375
	Fannie Mae Pool #CB2644 2.50% 1/1/2052[8]	856	699
	Fannie Mae Pool #FS2534 2.50% 1/1/2052[8]	682	556
	Fannie Mae Pool #MA4512 2.50% 1/1/2052[8]	128	105
	Fannie Mae Pool #FS3549 2.50% 1/1/2052[8]	67	55
	Fannie Mae Pool #FS0182 3.00% 1/1/2052[8]	10,547	9,058
	Fannie Mae Pool #BV3076 2.00% 2/1/2052[8]	7,692	6,005
	Fannie Mae Pool #MA4547 2.00% 2/1/2052[8]	5,267	4,116
	Fannie Mae Pool #BV3083 2.00% 2/1/2052[8]	1,028	804
	Fannie Mae Pool #FS2660 2.50% 2/1/2052[8]	2,198	1,794
	Fannie Mae Pool #FS1080 2.50% 2/1/2052[8]	2,000	1,632
	Fannie Mae Pool #FS0834 2.50% 2/1/2052[8]	1,218	993
	Fannie Mae Pool #BV3674 2.50% 2/1/2052[8]	754	620
	Fannie Mae Pool #FS1885 2.50% 2/1/2052[8]	654	534
	Fannie Mae Pool #BV0307 2.50% 2/1/2052[8]	167	136
	Fannie Mae Pool #BV2360 2.50% 2/1/2052[8]	109	89
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]	56,384	48,807
	Fannie Mae Pool #BV3101 2.00% 3/1/2052[8]	3,077	2,407
	Fannie Mae Pool #FS1742 2.00% 3/1/2052[8]	2,544	1,990
	Fannie Mae Pool #MA4562 2.00% 3/1/2052[8]	1,879	1,466
	Fannie Mae Pool #BV4169 2.00% 3/1/2052[8]	1,370	1,070
	Fannie Mae Pool #BV4172 2.00% 3/1/2052[8]	1,329	1,039
	Fannie Mae Pool #BV4173 2.50% 3/1/2052[8]	832	684
	Fannie Mae Pool #CB3063 2.50% 3/1/2052[8]	761	625
	Fannie Mae Pool #CB3031 2.50% 3/1/2052[8]	672	552
	Fannie Mae Pool #BV4119 2.50% 3/1/2052[8]	168	137
	Fannie Mae Pool #CB3744 2.50% 3/1/2052[8]	25	20
	Fannie Mae Pool #MA4577 2.00% 4/1/2052[8]	6,103	4,763
	Fannie Mae Pool #FS1598 2.00% 4/1/2052[8]	3,115	2,432

American Funds Insurance Series	96

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BV4182 2.50% 4/1/2052[8]	USD947	$778
	Fannie Mae Pool #FS1749 2.50% 4/1/2052[8]	908	745
	Fannie Mae Pool #BV5332 2.50% 4/1/2052[8]	901	741
	Fannie Mae Pool #FS1746 2.50% 4/1/2052[8]	180	147
	Fannie Mae Pool #BU9507 2.50% 4/1/2052[8]	166	136
	Fannie Mae Pool #BV5370 2.50% 4/1/2052[8]	143	117
	Fannie Mae Pool #FS9189 2.00% 5/1/2052[8]	10,772	8,433
	Fannie Mae Pool #BV9644 2.50% 5/1/2052[8]	959	788
	Fannie Mae Pool #MA4598 2.50% 5/1/2052[8]	896	732
	Fannie Mae Pool #BW2204 2.50% 5/1/2052[8]	155	127
	Fannie Mae Pool #BW0462 2.50% 5/1/2052[8]	154	127
	Fannie Mae Pool #BV8592 2.50% 5/1/2052[8]	124	102
	Fannie Mae Pool #FS7329 2.00% 6/1/2052[8]	2,492	1,946
	Fannie Mae Pool #MA4623 2.50% 6/1/2052[8]	807	659
	Fannie Mae Pool #MA4626 4.00% 6/1/2052[8]	6,092	5,584
	Fannie Mae Pool #BW2918 4.50% 6/1/2052[8]	5,166	4,870
	Fannie Mae Pool #FS6986 2.00% 7/1/2052[8]	5,180	4,045
	Fannie Mae Pool #FS7879 2.50% 7/1/2052[8]	31,232	25,484
	Fannie Mae Pool #CB4123 4.00% 7/1/2052[8]	23	21
	Fannie Mae Pool #BV7912 2.50% 8/1/2052[8]	158	130
	Fannie Mae Pool #BV8015 2.50% 8/1/2052[8]	101	83
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[8]	661	622
	Fannie Mae Pool #CB4620 5.00% 9/1/2052[8]	1,074	1,045
	Fannie Mae Pool #FS3056 2.00% 10/1/2052[8]	46,786	36,470
	Fannie Mae Pool #BX2841 4.00% 10/1/2052[8]	15	14
	Fannie Mae Pool #CB4852 4.50% 10/1/2052[8]	11,094	10,461
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[8]	847	801
	Fannie Mae Pool #MA4785 5.00% 10/1/2052[8]	478	463
	Fannie Mae Pool #BX0463 4.00% 11/1/2052[8]	1,000	917
	Fannie Mae Pool #BW1299 4.00% 11/1/2052[8]	948	869
	Fannie Mae Pool #FS5554 4.50% 11/1/2052[8]	3,121	2,944
	Fannie Mae Pool #CB5764 2.50% 12/1/2052[8]	899	736
	Fannie Mae Pool #MA4842 5.50% 12/1/2052[8]	2,495	2,470
	Fannie Mae Pool #BW5062 4.00% 1/1/2053[8]	22	20
	Fannie Mae Pool #FS5520 4.50% 1/1/2053[8]	2,813	2,649
	Fannie Mae Pool #BX3263 4.00% 2/1/2053[8]	654	600
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[8]	1,044	1,032
	Fannie Mae Pool #BW5000 4.00% 3/1/2053[8]	916	840
	Fannie Mae Pool #FS4191 5.50% 3/1/2053[8]	2,659	2,645
	Fannie Mae Pool #BX9358 4.00% 4/1/2053[8]	330	302
	Fannie Mae Pool #MA4978 5.00% 4/1/2053[8]	2,498	2,413
	Fannie Mae Pool #MA5027 4.00% 5/1/2053[8]	7,218	6,608
	Fannie Mae Pool #MA5009 5.00% 5/1/2053[8]	12,469	12,056
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[8]	794	770
	Fannie Mae Pool #FS4840 5.50% 5/1/2053[8]	1,010	997
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[8]	179	178
	Fannie Mae Pool #FS4736 6.50% 5/1/2053[8]	269	275
	Fannie Mae Pool #MA5038 5.00% 6/1/2053[8]	26,671	25,796
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[8]	646	638
	Fannie Mae Pool #CB6491 6.50% 6/1/2053[8]	1,418	1,461
	Fannie Mae Pool #CB6490 6.50% 6/1/2053[8]	491	503
	Fannie Mae Pool #CB6468 6.50% 6/1/2053[8]	367	376
	Fannie Mae Pool #FS7823 2.00% 7/1/2053[8]	12,976	10,144
	Fannie Mae Pool #FS9167 2.50% 7/1/2053[8]	867	707
	Fannie Mae Pool #FS6632 2.50% 7/1/2053[8]	815	665
	Fannie Mae Pool #MA5089 4.00% 7/1/2053[8]	9,823	8,997
	Fannie Mae Pool #MA5070 4.50% 7/1/2053[8]	16,031	15,097
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[8]	2,421	2,394
	Fannie Mae Pool #MA5107 5.50% 8/1/2053[8]	106	104
	Fannie Mae Pool #CB7104 5.50% 9/1/2053[8]	5,735	5,701
	Fannie Mae Pool #MA5139 6.00% 9/1/2053[8]	21,392	21,515

97	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #MA5165 5.50% 10/1/2053[8]	USD1,865	$1,843
	Fannie Mae Pool #MA5166 6.00% 10/1/2053[8]	5,252	5,282
	Fannie Mae Pool #BY1418 4.00% 11/1/2053[8]	15,269	13,977
	Fannie Mae Pool #MA5207 4.00% 11/1/2053[8]	13,008	11,906
	Fannie Mae Pool #FS6838 5.50% 11/1/2053[8]	4,287	4,236
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[8]	7,850	7,895
	Fannie Mae Pool #BY1448 4.00% 12/1/2053[8]	11,597	10,615
	Fannie Mae Pool #FS6668 5.50% 12/1/2053[8]	285	282
	Fannie Mae Pool #FS6873 6.50% 1/1/2054[8]	8,549	8,753
	Fannie Mae Pool #FS6767 6.50% 1/1/2054[8]	2,431	2,495
	Fannie Mae Pool #BY1343 4.00% 2/1/2054[8]	12,522	11,461
	Fannie Mae Pool #MA5271 5.50% 2/1/2054[8]	664	656
	Fannie Mae Pool #FS6809 5.50% 2/1/2054[8]	566	559
	Fannie Mae Pool #CB7932 6.00% 2/1/2054[8]	3,478	3,500
	Fannie Mae Pool #MA5273 6.50% 2/1/2054[8]	16,766	17,126
	Fannie Mae Pool #CB7933 6.50% 2/1/2054[8]	2,523	2,584
	Fannie Mae Pool #MA5296 5.50% 3/1/2054[8]	11,923	11,775
	Fannie Mae Pool #CB8151 5.50% 3/1/2054[8]	4,999	4,940
	Fannie Mae Pool #MA5295 6.00% 3/1/2054[8]	972	977
	Fannie Mae Pool #CB8163 6.00% 3/1/2054[8]	943	956
	Fannie Mae Pool #CB8168 6.00% 3/1/2054[8]	10	10
	Fannie Mae Pool #CB8337 5.50% 4/1/2054[8]	7,656	7,575
	Fannie Mae Pool #MA5329 6.50% 4/1/2054[8]	22,617	23,101
	Fannie Mae Pool #MA5355 6.50% 5/1/2054[8]	2,166	2,213
	Fannie Mae Pool #MA5385 4.00% 6/1/2054[8]	10,981	10,049
	Fannie Mae Pool #DB6878 6.00% 6/1/2054[8]	2,409	2,422
	Fannie Mae Pool #FS8153 6.00% 6/1/2054[8]	1,189	1,205
	Fannie Mae Pool #CB8755 6.00% 6/1/2054[8]	1,030	1,041
	Fannie Mae Pool #FS8223 6.00% 6/1/2054[8]	907	914
	Fannie Mae Pool #FS8219 6.00% 6/1/2054[8]	823	835
	Fannie Mae Pool #CB8725 6.50% 6/1/2054[8]	1,091	1,125
	Fannie Mae Pool #DB5480 6.50% 6/1/2054[8]	64	65
	Fannie Mae Pool #DB5213 5.50% 7/1/2054[8]	6,317	6,238
	Fannie Mae Pool #CB8842 5.50% 7/1/2054[8]	2,501	2,478
	Fannie Mae Pool #BU4699 5.50% 7/1/2054[8]	1,538	1,524
	Fannie Mae Pool #CB8838 5.50% 7/1/2054[8]	716	711
	Fannie Mae Pool #MA5421 6.00% 7/1/2054[8]	10,353	10,419
	Fannie Mae Pool #DB6901 6.00% 7/1/2054[8]	1,530	1,539
	Fannie Mae Pool #DB7039 6.00% 7/1/2054[8]	707	716
	Fannie Mae Pool #BU4700 6.00% 7/1/2054[8]	529	535
	Fannie Mae Pool #FS8400 6.00% 7/1/2054[8]	447	452
	Fannie Mae Pool #MA5422 6.50% 7/1/2054[8]	10,659	10,889
	Fannie Mae Pool #FS8619 6.50% 7/1/2054[8]	5,183	5,333
	Fannie Mae Pool #FS8607 6.50% 7/1/2054[8]	3,708	3,814
	Fannie Mae Pool #CB8872 6.50% 7/1/2054[8]	1,675	1,731
	Fannie Mae Pool #DB6906 6.50% 7/1/2054[8]	1,419	1,449
	Fannie Mae Pool #CB8876 6.50% 7/1/2054[8]	488	501
	Fannie Mae Pool #FS8317 6.50% 7/1/2054[8]	283	291
	Fannie Mae Pool #MA5441 4.00% 8/1/2054[8]	6,961	6,370
	Fannie Mae Pool #CB8977 5.00% 8/1/2054[8]	462	448
	Fannie Mae Pool #DB7783 5.50% 8/1/2054[8]	1,465	1,448
	Fannie Mae Pool #MA5445 6.00% 8/1/2054[8]	8,696	8,751
	Fannie Mae Pool #FS8757 6.00% 8/1/2054[8]	2,973	3,009
	Fannie Mae Pool #FS8758 6.00% 8/1/2054[8]	1,754	1,767
	Fannie Mae Pool #BU4916 6.00% 8/1/2054[8]	1,537	1,549
	Fannie Mae Pool #FS8756 6.00% 8/1/2054[8]	1,200	1,219
	Fannie Mae Pool #BU4968 6.00% 8/1/2054[8]	1,026	1,031
	Fannie Mae Pool #DB7687 6.00% 8/1/2054[8]	378	384
	Fannie Mae Pool #DB7690 6.00% 8/1/2054[8]	280	283
	Fannie Mae Pool #DC0296 6.00% 8/1/2054[8]	276	279
	Fannie Mae Pool #CB9071 6.50% 8/1/2054[8]	2,043	2,098

American Funds Insurance Series	98

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #FS8783 6.50% 8/1/2054[8]	USD1,421	$1,460
	Fannie Mae Pool #MA5446 6.50% 8/1/2054[8]	1,327	1,356
	Fannie Mae Pool #CB9210 5.50% 9/1/2054[8]	4,004	3,957
	Fannie Mae Pool #FS9025 5.50% 9/1/2054[8]	2,481	2,458
	Fannie Mae Pool #CB9146 5.50% 9/1/2054[8]	2,362	2,343
	Fannie Mae Pool #BU4946 5.50% 9/1/2054[8]	1,226	1,211
	Fannie Mae Pool #FS8866 6.00% 9/1/2054[8]	3,159	3,210
	Fannie Mae Pool #CB9159 6.00% 9/1/2054[8]	6	6
	Fannie Mae Pool #MA5494 4.00% 10/1/2054[8]	6,168	5,644
	Fannie Mae Pool #CB9333 5.50% 10/1/2054[8]	2,604	2,576
	Fannie Mae Pool #MA5499 6.50% 10/1/2054[8]	1,549	1,582
	Fannie Mae Pool #DC6572 4.00% 11/1/2054[8]	412	377
	Fannie Mae Pool #MA5528 4.00% 11/1/2054[8]	305	279
	Fannie Mae Pool #MA5529 4.50% 11/1/2054[8]	10,387	9,776
	Fannie Mae Pool #BU5165 5.50% 11/1/2054[8]	1,939	1,921
	Fannie Mae Pool #MA5550 4.00% 12/1/2054[8]	13,240	12,116
	Fannie Mae Pool #DC8819 4.50% 12/1/2054[8]	304	286
	Fannie Mae Pool #CB9616 5.50% 12/1/2054[8]	1,479	1,465
	Fannie Mae Pool #BF0133 4.00% 8/1/2056[8]	5,572	5,115
	Fannie Mae Pool #BM6736 4.50% 11/1/2059[8]	9,749	9,271
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]	3,464	2,892
	Fannie Mae Pool #BF0546 2.50% 7/1/2061[8]	9,607	7,660
	Fannie Mae Pool #BF0762 3.00% 9/1/2063[8]	788	657
	Fannie Mae Pool #BF0784 3.50% 12/1/2063[8]	3,368	2,930
	Fannie Mae Pool #BF0786 4.00% 12/1/2063[8]	3,864	3,511
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]	20	21
	Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[8]	59	60
	Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[8]	29	24
	Freddie Mac Pool #C91912 3.00% 2/1/2037[8]	8,633	7,953
	Freddie Mac Pool #G03978 5.00% 3/1/2038[8]	347	347
	Freddie Mac Pool #G04553 6.50% 9/1/2038[8]	39	41
	Freddie Mac Pool #G08347 4.50% 6/1/2039[8]	52	51
	Freddie Mac Pool #RB5071 2.00% 9/1/2040[8]	21,299	17,807
	Freddie Mac Pool #C03518 5.00% 9/1/2040[8]	492	491
	Freddie Mac Pool #Q05807 4.00% 1/1/2042[8]	1,319	1,246
	Freddie Mac Pool #Q23185 4.00% 11/1/2043[8]	1,024	966
	Freddie Mac Pool #Q23190 4.00% 11/1/2043[8]	605	569
	Freddie Mac Pool #760014 3.426% 8/1/2045[8,9]	145	143
	Freddie Mac Pool #Q37988 4.00% 12/1/2045[8]	4,290	4,009
	Freddie Mac Pool #G60344 4.00% 12/1/2045[8]	3,984	3,722
	Freddie Mac Pool #Z40130 3.00% 1/1/2046[8]	3,535	3,086
	Freddie Mac Pool #Q41090 4.50% 6/1/2046[8]	194	186
	Freddie Mac Pool #Q41909 4.50% 7/1/2046[8]	196	189
	Freddie Mac Pool #760015 3.11% 1/1/2047[8,9]	364	346
	Freddie Mac Pool #Q46021 3.50% 2/1/2047[8]	1,073	965
	Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]	1,924	1,785
	Freddie Mac Pool #Z40273 4.50% 10/1/2048[8]	1,657	1,584
	Freddie Mac Pool #RA3055 2.50% 7/1/2050[8]	767	626
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[8]	341	293
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[8]	29,142	22,901
	Freddie Mac Pool #SD7528 2.00% 11/1/2050[8]	15,309	12,139
	Freddie Mac Pool #QB8934 2.50% 2/1/2051[8]	35	29
	Freddie Mac Pool #RA4542 2.50% 2/1/2051[8]	25	20
	Freddie Mac Pool #SI2108 2.50% 4/1/2051[8]	60	49
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[8]	26,893	21,268
	Freddie Mac Pool #SD3095 2.50% 7/1/2051[8]	692	564
	Freddie Mac Pool #SD7544 3.00% 7/1/2051[8]	352	305
	Freddie Mac Pool #SD8160 2.00% 8/1/2051[8]	819	641
	Freddie Mac Pool #RA5782 2.50% 9/1/2051[8]	8,753	7,239
	Freddie Mac Pool #SD7545 2.50% 9/1/2051[8]	5,965	4,943
	Freddie Mac Pool #SD2963 2.50% 9/1/2051[8]	832	678

99	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #QC6921 2.50% 9/1/2051[8]	USD429	$350
	Freddie Mac Pool #SD5485 2.50% 9/1/2051[8]	49	40
	Freddie Mac Pool #RA5971 3.00% 9/1/2051[8]	5,824	5,030
	Freddie Mac Pool #QC6456 3.00% 9/1/2051[8]	648	552
	Freddie Mac Pool #QC9123 2.50% 10/1/2051[8]	876	715
	Freddie Mac Pool #QC8196 2.50% 10/1/2051[8]	311	253
	Freddie Mac Pool #SD0734 3.00% 10/1/2051[8]	157	136
	Freddie Mac Pool #QD1841 2.00% 11/1/2051[8]	3,851	3,011
	Freddie Mac Pool #RA6411 2.50% 11/1/2051[8]	7,010	5,719
	Freddie Mac Pool #SD8182 2.00% 12/1/2051[8]	1,672	1,308
	Freddie Mac Pool #RA6483 2.50% 12/1/2051[8]	5,946	4,914
	Freddie Mac Pool #SD2629 2.50% 1/1/2052[8]	2,727	2,224
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[8]	2,069	1,710
	Freddie Mac Pool #RA6614 2.50% 1/1/2052[8]	949	776
	Freddie Mac Pool #SD0853 2.50% 1/1/2052[8]	26	21
	Freddie Mac Pool #SD0813 3.00% 1/1/2052[8]	295	255
	Freddie Mac Pool #RA6114 2.00% 2/1/2052[8]	1,673	1,306
	Freddie Mac Pool #QD5748 2.00% 2/1/2052[8]	877	686
	Freddie Mac Pool #SD8193 2.00% 2/1/2052[8]	853	666
	Freddie Mac Pool #SD0847 2.50% 2/1/2052[8]	1,000	815
	Freddie Mac Pool #QD7312 2.50% 2/1/2052[8]	560	460
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[8]	888	792
	Freddie Mac Pool #SD5343 2.00% 3/1/2052[8]	4,299	3,356
	Freddie Mac Pool #SD8199 2.00% 3/1/2052[8]	3,001	2,344
	Freddie Mac Pool #QD8408 2.00% 3/1/2052[8]	1,150	897
	Freddie Mac Pool #QD8103 2.00% 3/1/2052[8]	874	682
	Freddie Mac Pool #QD8820 2.00% 3/1/2052[8]	265	207
	Freddie Mac Pool #QD9460 2.50% 3/1/2052[8]	847	695
	Freddie Mac Pool #SD2964 2.50% 3/1/2052[8]	82	67
	Freddie Mac Pool #RA7091 2.50% 3/1/2052[8]	30	25
	Freddie Mac Pool #SD8204 2.00% 4/1/2052[8]	3,044	2,375
	Freddie Mac Pool #QE0312 2.00% 4/1/2052[8]	1,096	855
	Freddie Mac Pool #QD9907 2.50% 4/1/2052[8]	814	668
	Freddie Mac Pool #QE0812 2.50% 4/1/2052[8]	599	491
	Freddie Mac Pool #QE1005 2.50% 4/1/2052[8]	379	311
	Freddie Mac Pool #SD3478 2.50% 4/1/2052[8]	115	93
	Freddie Mac Pool #SD7554 2.50% 4/1/2052[8]	79	66
	Freddie Mac Pool #QE1578 2.50% 5/1/2052[8]	822	674
	Freddie Mac Pool #QE2020 2.50% 5/1/2052[8]	158	130
	Freddie Mac Pool #QE2111 2.50% 5/1/2052[8]	120	98
	Freddie Mac Pool #QE3448 2.50% 5/1/2052[8]	24	20
	Freddie Mac Pool #SD8213 3.00% 5/1/2052[8]	46,979	39,977
	Freddie Mac Pool #SD4807 2.00% 6/1/2052[8]	4,106	3,208
	Freddie Mac Pool #SD8220 3.00% 6/1/2052[8]	23,569	20,061
	Freddie Mac Pool #QE4383 4.00% 6/1/2052[8]	2,254	2,068
	Freddie Mac Pool #SD5368 2.50% 7/1/2052[8]	4,290	3,498
	Freddie Mac Pool #SD8225 3.00% 7/1/2052[8]	30,884	26,304
	Freddie Mac Pool #SD7556 3.00% 8/1/2052[8]	1,218	1,048
	Freddie Mac Pool #QE7976 4.50% 8/1/2052[8]	38,640	36,438
	Freddie Mac Pool #QE8579 4.50% 8/1/2052[8]	179	168
	Freddie Mac Pool #SD8262 2.50% 9/1/2052[8]	882	720
	Freddie Mac Pool #SD1581 2.50% 9/1/2052[8]	103	84
	Freddie Mac Pool #QF0212 4.50% 9/1/2052[8]	833	785
	Freddie Mac Pool #QE9497 4.50% 9/1/2052[8]	206	194
	Freddie Mac Pool #SD1608 4.50% 9/1/2052[8]	122	115
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]	1,107	1,073
	Freddie Mac Pool #QF2023 4.00% 10/1/2052[8]	29	27
	Freddie Mac Pool #QF1236 4.50% 10/1/2052[8]	1,215	1,145
	Freddie Mac Pool #SD2465 4.50% 10/1/2052[8]	81	77
	Freddie Mac Pool #SD8266 4.50% 11/1/2052[8]	3,119	2,939
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]	6,030	5,840

American Funds Insurance Series	100

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #QF5938 2.50% 1/1/2053[8]	USD226	$185
	Freddie Mac Pool #RA8625 2.50% 2/1/2053[8]	937	767
	Freddie Mac Pool #QF7871 2.50% 2/1/2053[8]	752	614
	Freddie Mac Pool #SD8297 4.00% 2/1/2053[8]	1,906	1,744
	Freddie Mac Pool #SD8305 4.00% 3/1/2053[8]	17,738	16,255
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[8]	1,253	1,213
	Freddie Mac Pool #SD8321 4.00% 5/1/2053[8]	12,062	11,040
	Freddie Mac Pool #RA8647 4.50% 5/1/2053[8]	83	78
	Freddie Mac Pool #SD8323 5.00% 5/1/2053[8]	10,730	10,372
	Freddie Mac Pool #SD8338 4.00% 6/1/2053[8]	3,481	3,186
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[8]	4,209	4,072
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[8]	2,874	2,841
	Freddie Mac Pool #RA9294 6.50% 6/1/2053[8]	629	647
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[8]	554	568
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[8]	520	537
	Freddie Mac Pool #RA9288 6.50% 6/1/2053[8]	508	525
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[8]	367	379
	Freddie Mac Pool #RA9290 6.50% 6/1/2053[8]	275	284
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[8]	197	202
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[8]	143	150
	Freddie Mac Pool #SD3417 2.50% 7/1/2053[8]	888	728
	Freddie Mac Pool #SD8353 4.00% 7/1/2053[8]	9,484	8,682
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[8]	33	32
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[8]	8,786	8,688
	Freddie Mac Pool #SD3432 6.00% 7/1/2053[8]	744	755
	Freddie Mac Pool #QH1153 4.00% 9/1/2053[8]	400	367
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[8]	27,571	27,257
	Freddie Mac Pool #SD4550 2.50% 10/1/2053[8]	871	710
	Freddie Mac Pool #SD4077 2.50% 10/1/2053[8]	107	88
	Freddie Mac Pool #SD4053 6.00% 10/1/2053[8]	5,117	5,148
	Freddie Mac Pool #SD8390 4.00% 11/1/2053[8]	25	23
	Freddie Mac Pool #SD4977 5.00% 11/1/2053[8,10]	132,126	127,709
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[8]	24,302	24,022
	Freddie Mac Pool #RJ0326 6.50% 11/1/2053[8]	777	799
	Freddie Mac Pool #SD4693 6.50% 1/1/2054[8]	647	662
	Freddie Mac Pool #SD8397 6.50% 1/1/2054[8]	536	548
	Freddie Mac Pool #RJ0854 6.50% 1/1/2054[8]	347	355
	Freddie Mac Pool #SD8401 5.50% 2/1/2054[8]	456	450
	Freddie Mac Pool #SD8402 6.00% 2/1/2054[8]	15,647	15,730
	Freddie Mac Pool #SD8403 6.50% 2/1/2054[8]	1,576	1,609
	Freddie Mac Pool #SD8408 5.50% 3/1/2054[8]	12,286	12,133
	Freddie Mac Pool #RJ1015 6.50% 3/1/2054[8]	131	134
	Freddie Mac Pool #QI3548 4.00% 4/1/2054[8]	681	623
	Freddie Mac Pool #RJ1216 5.50% 4/1/2054[8]	1,623	1,611
	Freddie Mac Pool #RJ1215 5.50% 4/1/2054[8]	1,220	1,206
	Freddie Mac Pool #QI3333 6.00% 4/1/2054[8]	416	419
	Freddie Mac Pool #SD8428 4.00% 5/1/2054[8]	976	893
	Freddie Mac Pool #RJ1417 5.50% 5/1/2054[8]	16,337	16,222
	Freddie Mac Pool #RJ1419 5.50% 5/1/2054[8]	7,805	7,731
	Freddie Mac Pool #RJ1448 5.50% 5/1/2054[8]	3,006	2,978
	Freddie Mac Pool #SD5692 6.00% 5/1/2054[8]	557	563
	Freddie Mac Pool #SD8435 4.00% 6/1/2054[8]	666	610
	Freddie Mac Pool #RJ1768 5.50% 6/1/2054[8]	450	446
	Freddie Mac Pool #RJ1785 6.00% 6/1/2054[8]	1,749	1,770
	Freddie Mac Pool #RJ1779 6.00% 6/1/2054[8]	1,214	1,229
	Freddie Mac Pool #RJ1797 6.50% 6/1/2054[8]	1,910	1,954
	Freddie Mac Pool #RJ1725 6.50% 6/1/2054[8]	559	575
	Freddie Mac Pool #SD8440 6.50% 6/1/2054[8]	195	199
	Freddie Mac Pool #SD8466 4.00% 7/1/2054[8]	7,829	7,163
	Freddie Mac Pool #RJ1960 5.50% 7/1/2054[8]	801	794
	Freddie Mac Pool #QI8872 5.50% 7/1/2054[8]	759	752

101	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RJ1963 5.50% 7/1/2054[8]	USD642	$634
	Freddie Mac Pool #SD8447 6.00% 7/1/2054[8]	7,874	7,925
	Freddie Mac Pool #SD5813 6.00% 7/1/2054[8]	3,309	3,352
	Freddie Mac Pool #SD5896 6.00% 7/1/2054[8]	815	822
	Freddie Mac Pool #SD5790 6.00% 7/1/2054[8]	469	474
	Freddie Mac Pool #QI8874 6.00% 7/1/2054[8]	216	219
	Freddie Mac Pool #SD8448 6.50% 7/1/2054[8]	38,108	38,914
	Freddie Mac Pool #RJ1986 6.50% 7/1/2054[8]	5,976	6,112
	Freddie Mac Pool #SD5905 6.50% 7/1/2054[8]	2,230	2,293
	Freddie Mac Pool #SD5986 6.50% 7/1/2054[8]	1,994	2,050
	Freddie Mac Pool #RJ2193 5.00% 8/1/2054[8]	384	372
	Freddie Mac Pool #RJ2241 5.00% 8/1/2054[8]	278	270
	Freddie Mac Pool #RJ2195 5.00% 8/1/2054[8]	249	241
	Freddie Mac Pool #RJ2200 5.50% 8/1/2054[8]	6,399	6,324
	Freddie Mac Pool #RJ2201 5.50% 8/1/2054[8]	4,399	4,368
	Freddie Mac Pool #RJ2206 5.50% 8/1/2054[8]	4,383	4,336
	Freddie Mac Pool #RJ2243 5.50% 8/1/2054[8]	3,708	3,673
	Freddie Mac Pool #SD6286 5.50% 8/1/2054[8]	1,221	1,213
	Freddie Mac Pool #RJ2202 5.50% 8/1/2054[8]	913	906
	Freddie Mac Pool #RJ2203 5.50% 8/1/2054[8]	661	655
	Freddie Mac Pool #SD8454 6.00% 8/1/2054[8]	6,841	6,876
	Freddie Mac Pool #RJ2211 6.00% 8/1/2054[8]	3,879	3,941
	Freddie Mac Pool #RJ2216 6.00% 8/1/2054[8]	3,284	3,309
	Freddie Mac Pool #RJ2212 6.00% 8/1/2054[8]	3,100	3,138
	Freddie Mac Pool #RJ2213 6.00% 8/1/2054[8]	2,648	2,686
	Freddie Mac Pool #RJ2245 6.00% 8/1/2054[8]	2,541	2,568
	Freddie Mac Pool #SD6029 6.00% 8/1/2054[8]	1,870	1,900
	Freddie Mac Pool #RJ2210 6.00% 8/1/2054[8]	1,103	1,110
	Freddie Mac Pool #SD8455 6.50% 8/1/2054[8]	8,887	9,079
	Freddie Mac Pool #RJ2222 6.50% 8/1/2054[8]	1,895	1,958
	Freddie Mac Pool #RJ2223 6.50% 8/1/2054[8]	1,764	1,818
	Freddie Mac Pool #RJ2247 6.50% 8/1/2054[8]	1,542	1,583
	Freddie Mac Pool #RJ2228 6.50% 8/1/2054[8]	955	977
	Freddie Mac Pool #RJ2422 5.50% 9/1/2054[8]	3,777	3,733
	Freddie Mac Pool #SD6328 5.50% 9/1/2054[8]	3,119	3,096
	Freddie Mac Pool #RJ2298 5.50% 9/1/2054[8]	2,558	2,531
	Freddie Mac Pool #QJ3044 5.50% 9/1/2054[8]	2,455	2,424
	Freddie Mac Pool #RJ2415 5.50% 9/1/2054[8]	1,582	1,571
	Freddie Mac Pool #RJ2408 5.50% 9/1/2054[8]	1,416	1,403
	Freddie Mac Pool #SD8463 6.00% 9/1/2054[8]	22,962	23,116
	Freddie Mac Pool #RJ2314 6.00% 9/1/2054[8]	6,427	6,496
	Freddie Mac Pool #RJ2312 6.00% 9/1/2054[8]	3,608	3,665
	Freddie Mac Pool #RJ2308 6.00% 9/1/2054[8]	3,337	3,378
	Freddie Mac Pool #RJ2306 6.00% 9/1/2054[8]	3,064	3,106
	Freddie Mac Pool #RJ2309 6.00% 9/1/2054[8]	2,007	2,022
	Freddie Mac Pool #RJ2409 6.00% 9/1/2054[8]	1,838	1,858
	Freddie Mac Pool #SD6271 6.50% 9/1/2054[8]	1,238	1,274
	Freddie Mac Pool #SD6288 6.50% 9/1/2054[8]	1,145	1,177
	Freddie Mac Pool #SD8464 6.50% 9/1/2054[8]	993	1,015
	Freddie Mac Pool #QJ4693 6.50% 9/1/2054[8]	606	622
	Freddie Mac Pool #RJ2474 6.50% 9/1/2054[8]	422	432
	Freddie Mac Pool #RJ2411 6.50% 9/1/2054[8]	280	287
	Freddie Mac Pool #RJ2470 6.50% 9/1/2054[8]	157	161
	Freddie Mac Pool #SD8481 4.00% 10/1/2054[8]	937	857
	Freddie Mac Pool #SD8467 4.50% 10/1/2054[8]	11,479	10,802
	Freddie Mac Pool #QJ6259 4.50% 10/1/2054[8]	103	97
	Freddie Mac Pool #SD8469 5.50% 10/1/2054[8]	1,669	1,648
	Freddie Mac Pool #SD8471 6.50% 10/1/2054[8]	2,067	2,111
	Freddie Mac Pool #SD8484 4.00% 11/1/2054[8]	5,942	5,436
	Freddie Mac Pool #SD8473 4.50% 11/1/2054[8]	28,408	26,732
	Freddie Mac Pool #RJ2850 4.50% 11/1/2054[8]	2,417	2,277

American Funds Insurance Series	102

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RJ2851 4.50% 11/1/2054[8]	USD140	$131
	Freddie Mac Pool #RJ2860 5.00% 11/1/2054[8]	6,007	5,801
	Freddie Mac Pool #RJ2913 5.50% 11/1/2054[8]	6,218	6,140
	Freddie Mac Pool #SD8489 4.50% 12/1/2054[8]	22,573	21,241
	Freddie Mac Pool #RJ3017 5.00% 12/1/2054[8]	6,637	6,409
	Freddie Mac Pool #RJ3163 5.00% 12/1/2054[8]	3,829	3,707
	Freddie Mac Pool #SD8493 5.50% 12/1/2054[8]	3,441	3,398
	Freddie Mac Pool #RJ3082 5.50% 12/1/2054[8]	2,382	2,360
	Freddie Mac Pool #QX0376 5.50% 12/1/2054[8]	1,318	1,306
	Freddie Mac Pool #QX1414 5.50% 12/1/2054[8]	295	291
	Freddie Mac Pool #SD8488 4.00% 1/1/2055[8]	58	53
	Freddie Mac Pool #SD8492 5.00% 1/1/2055[8]	3,530	3,409
	Freddie Mac Pool #SD8494 5.50% 1/1/2055[8]	4,588	4,530
	Freddie Mac, Series T041, Class 3A, 4.381% 7/25/2032[8,9]	153	139
	Freddie Mac, Series K755, Class A2, Multi Family, 5.203% 2/25/2031[8]	11,374	11,582
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[8,9]	2,173	2,021
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[8,9]	932	879
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]	4,300	3,968
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,9]	4,148	3,835
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,9]	789	700
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]	656	581
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]	1,348	1,286
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]	1,684	1,477
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[8]	7,319	6,908
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]	4,306	3,943
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[8]	1,700	1,633
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[8]	3,358	3,212
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[8]	2,455	2,315
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]	2,092	1,943
	Government National Mortgage Assn. 3.00% 1/1/2055[8,11]	17,975	15,589
	Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[8]	416	386
	Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]	269	258
	Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[8]	161	154
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[8]	6,927	5,557
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[8]	69,324	55,599
	Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[8]	1,400	1,342
	Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[8]	385	369
	Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[8]	145	121
	Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[8]	20,576	17,205
	Government National Mortgage Assn. Pool #MA7936 2.50% 3/20/2052[8]	5,021	4,198
	Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[8]	810	677
	Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052[8]	14,379	12,482
	Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052[8]	135	121
	Government National Mortgage Assn. Pool #MA8197 2.50% 8/20/2052[8]	876	733
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[8]	664	594
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[8]	10,152	9,360
	Government National Mortgage Assn. Pool #MA8425 3.50% 11/20/2052[8]	31,534	28,215

103	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #MA8485 2.50% 12/20/2052[8]	USD2,298	$1,922
	Government National Mortgage Assn. Pool #MA8642 2.50% 2/20/2053[8]	1,980	1,657
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[8]	3,046	2,883
	Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[8]	28,654	27,120
	Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054[8]	5,266	4,855
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[8]	2,044	1,492
	Uniform Mortgage-Backed Security 2.50% 1/1/2040[8,11]	365	332
	Uniform Mortgage-Backed Security 2.00% 1/1/2055[8,11]	77,534	60,337
	Uniform Mortgage-Backed Security 2.50% 1/1/2055[8,11]	89,083	72,568
	Uniform Mortgage-Backed Security 3.50% 1/1/2055[8,11]	149,908	132,605
	Uniform Mortgage-Backed Security 4.50% 1/1/2055[8,11]	19,733	18,561
	Uniform Mortgage-Backed Security 5.00% 1/1/2055[8,11]	4,726	4,562
	Uniform Mortgage-Backed Security 6.00% 1/1/2055[8,11]	696	699
	Uniform Mortgage-Backed Security 4.00% 2/1/2055[8,11]	10,966	10,027
	Uniform Mortgage-Backed Security 4.50% 2/1/2055[8,11]	24,290	22,838

			2,488,092

Commercial mortgage-backed securities 0.78%	Bank Commercial Mortgage Trust, Series 2022-BNK43, Class A5, 4.399% 8/15/2055[8]	1,400	1,323
	Bank Commercial Mortgage Trust, Series 2023-BNK45, Class A5, 5.203% 2/15/2056[8]	720	717
	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056[8]	5,368	5,610
	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[8,9]	857	908
	Bank Commercial Mortgage Trust, Series 2024-5YR9, Class A3, 5.614% 8/15/2057[8]	4,615	4,700
	Bank Commercial Mortgage Trust, Series 2024-5YR8, Class A3, 5.884% 8/15/2057[8]	1,380	1,419
	Bank Commercial Mortgage Trust, Series 2024-5YR12, Class A3, 5.902% 12/15/2057[8,9]	4,062	4,188
	Bank Commercial Mortgage Trust, Series 2024-5YR12, Class AS, 6.122% 12/15/2057[8,9]	1,914	1,965
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[8]	2,909	2,538
	Barclays Commercial Mortgage Securities, LLC, Series 2022-C16, Class A5, 4.60% 6/15/2055[8,9]	490	471
	Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class A5, 5.451% 4/15/2056[8]	3,355	3,400
	Barclays Commercial Mortgage Securities, LLC, Series 2023-C21, Class A5, 6.00% 9/15/2056[8,9]	2,000	2,107
	Barclays Commercial Mortgage Securities, LLC, Series 2024-5C31, Class AS, 5.852% 12/15/2057[8]	1,828	1,860
	Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[8]	1,000	963
	Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[8]	2,960	2,538
	Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[8,9]	750	728
	Benchmark Mortgage Trust, Series 2024-V9, Class A3, 5.602% 8/15/2057[8]	2,112	2,149
	Benchmark Mortgage Trust, Series 2024-V9, Class AS, 6.064% 8/15/2057[8,9]	590	603
	Benchmark Mortgage Trust, Series 2024-V10, Class A3, 5.277% 9/15/2057[8]	618	621
	BMO Mortgage Trust, Series 2022-C2, Class A5, 4.974% 7/15/2054[8,9]	1,750	1,718
	BMO Mortgage Trust, Series 2023-C5, Class A5, 5.765% 6/15/2056[8]	1,246	1,280
	BMO Mortgage Trust, Series 2024-5C8, Class A3, 5.625% 12/15/2057[8,9]	6,990	7,125
	BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057[8,9]	1,450	1,476
	BX Trust, Series 2024-CNYN, Class A, (1-month USD CME Term SOFR + 1.442%) 5.839% 4/15/2029[5,8,9]	5,393	5,413
	BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 5.101% 9/15/2034[5,8,9]	5,608	5,582
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 5.212% 9/15/2036[5,8,9]	4,505	4,498
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 5.411% 10/15/2036[5,8,9]	7,968	7,950
	BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 5.809% 10/15/2036[5,8,9]	5,968	5,955
	BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 5.182% 6/15/2038[5,8,9]	6,609	6,603

American Funds Insurance Series	104

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Commercial mortgage-backed securities (continued)	BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 5.382% 6/15/2038[5,8,9]	USD1,193	$1,192
	BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 5.612% 6/15/2038[5,8,9]	1,077	1,076
	BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 5.362% 11/15/2038[5,8,9]	4,549	4,547
	BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 5.387% 2/15/2039[5,8,9]	6,334	6,320
	BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 6.088% 8/15/2039[5,8,9]	7,899	7,966
	BX Trust, Series 2024-BIO2, Class A, 5.594% 8/13/2041[5,8,9]	11,410	11,286
	CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 6.288% 7/15/2041[5,8,9]	1,287	1,294
	CALI Mortgage Trust, Series 24-SUN, Class B, (1-month USD CME Term SOFR + 2.34%) 6.738% 7/15/2041[5,8,9]	1,578	1,589
	CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 6.942% 8/15/2041[5,8,9]	5,162	5,196
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040[5,8,9]	3,606	3,668
	Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[8]	4,624	4,609
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[8]	169	168
	DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[5,8]	3,677	3,774
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 5.592% 7/15/2038[5,8,9]	1,386	1,388
	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 5.892% 7/15/2038[5,8,9]	1,266	1,268
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 6.212% 7/15/2038[5,8,9]	1,322	1,325
	Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.943% 12/15/2029[5,8,9]	3,067	3,076
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[5,8]	3,795	3,188
	Great Wolf Trust, Series 2024-WLF2, Class A, (1-month USD CME Term SOFR + 1.691%) 6.088% 5/15/2041[5,8,9]	9,264	9,313
	GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 5.101% 9/15/2038[5,8,9]	1,355	1,347
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[8]	2,489	2,160
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[5,8]	1,698	1,566
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[5,8]	578	518
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[5,8,9]	100	88
	JW Commercial Mortgage Trust 2024-MRCO, Series 2024-BERY, Class A, (1-month USD CME Term SOFR + 1.593%) 5.99% 11/15/2039[5,8,9]	2,187	2,193
	Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[5,8]	13,772	12,660
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 5.313% 4/15/2038[5,8,9]	1,204	1,203
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[8]	76	76
	Morgan Stanley Capital I Trust, Series 2022-L8, Class A5, 3.793% 4/15/2055[8,9]	370	335
	SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.789% 5/15/2039[5,8,9]	4,424	4,429
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[5,8]	2,194	1,845
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 5.242% 11/15/2038[5,8,9]	4,601	4,598
	StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 5.397% 1/15/2039[5,8,9]	10,709	10,688

105	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Commercial mortgage-backed securities (continued)	Wells Fargo Commercial Mortgage Trust, Series 2022-C62, Class A4, 4.00% 4/15/2055[8,9]	USD1,620	$1,494
	Wells Fargo Commercial Mortgage Trust, Series 2024-5C1, Class AS, 6.52% 7/15/2057[8]	430	447
	WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.186% 11/15/2027[5,8,9]	6,379	6,455

			210,753

Collateralized mortgage-backed obligations (privately originated) 0.21%	Angel Oak Mortgage Trust, Series 2024-7, Class A1, 5.621% 5/25/2069 (6.621% on 7/1/2028)[5,8,12]	7,013	7,015
	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[5,8,9]	764	667
	Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054[5,8,9]	6,073	5,895
	COLT Funding, LLC, Series 2024-INV3, Class A1, 5.443% 9/25/2069 (6.443% on 8/1/2028)[5,8,12]	2,982	2,974
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[5,8]	2,083	2,031
	CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[8]	119	117
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[5,8]	1,790	1,997
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[5,8]	5,476	6,063
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1A, (30-day Average USD-SOFR + 2.15%) 6.719% 9/25/2042[5,8,9]	470	474
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class A1, (30-day Average USD-SOFR + 1.25%) 5.819% 5/25/2044[5,8,9]	4,226	4,245
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[5,8]	3,944	3,743
	MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[8]	241	237
	Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028)[5,8,12]	3,103	3,134
	Onslow Bay Financial, LLC, Series 2022-NQM6, Class A1, 4.70% 7/25/2062 (5.70% on 6/1/2026)[5,8,12]	4,832	4,769
	Progress Residential Trust, Series 2021-SFR6, Class A, 1.524% 7/17/2038[5,8]	2,446	2,341
	Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 6.147% 10/17/2041[5,8,9]	5,504	5,531
	Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[5,8]	2,691	2,558
	Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[5,8,12]	2,412	2,433
	Verus Securitization Trust, Series 24-R1, Class A1, 5.218% 9/25/2069 (6.218% on 10/1/2028)[5,8,12]	2,154	2,138

			58,362

	Total mortgage-backed obligations		2,757,207

U.S. Treasury bonds & notes 6.39%

U.S. Treasury 6.26%	U.S. Treasury 3.875% 4/30/2025	4,250	4,244
	U.S. Treasury 4.625% 6/30/2025	130,260	130,588
	U.S. Treasury 4.75% 7/31/2025	71,532	71,740
	U.S. Treasury 5.00% 10/31/2025	2,418	2,433
	U.S. Treasury 4.875% 11/30/2025	12,250	12,318
	U.S. Treasury 4.25% 1/31/2026	1,813	1,814
	U.S. Treasury 0.50% 2/28/2026	42,515	40,745
	U.S. Treasury 4.625% 2/28/2026	2,096	2,105
	U.S. Treasury 3.625% 5/15/2026	1,195	1,185
	U.S. Treasury 4.625% 6/30/2026	17,210	17,308
	U.S. Treasury 0.75% 8/31/2026	52	49
	U.S. Treasury 0.875% 9/30/2026	565	533
	U.S. Treasury 1.125% 10/31/2026	471	445
	U.S. Treasury 4.625% 11/15/2026	7,985	8,040
	U.S. Treasury 4.25% 11/30/2026	79,646	79,647

American Funds Insurance Series	106

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)	U.S. Treasury 4.125% 2/15/2027	USD1,404	$1,401
	U.S. Treasury 1.125% 2/28/2027	762	714
	U.S. Treasury 2.375% 5/15/2027	880	843
	U.S. Treasury 2.625% 5/31/2027	96,250	92,695
	U.S. Treasury 0.50% 6/30/2027	36,300	33,109
	U.S. Treasury 4.125% 9/30/2027	90,000	89,691
	U.S. Treasury 4.00% 12/15/2027	22,504	22,334
	U.S. Treasury 4.00% 2/29/2028	46,200	45,801
	U.S. Treasury 3.625% 3/31/2028	10	10
	U.S. Treasury 3.50% 4/30/2028	5,600	5,460
	U.S. Treasury 4.00% 1/31/2029	69,869	68,937
	U.S. Treasury 2.875% 4/30/2029	50,000	47,077
	U.S. Treasury 4.25% 6/30/2029	28,885	28,739
	U.S. Treasury 4.375% 12/31/2029	32,143	32,134
	U.S. Treasury 4.00% 2/28/2030	1,598	1,569
	U.S. Treasury 0.625% 5/15/2030	20,225	16,607
	U.S. Treasury 4.00% 7/31/2030	8,160	7,992
	U.S. Treasury 4.875% 10/31/2030	50,765	51,914
	U.S. Treasury 4.25% 6/30/2031	17,165	16,959
	U.S. Treasury 2.875% 5/15/2032	50,000	44,939
	U.S. Treasury 4.125% 11/15/2032	723	706
	U.S. Treasury 3.50% 2/15/2033	29,540	27,500
	U.S. Treasury 3.875% 8/15/2033	119,136	113,475
	U.S. Treasury 4.375% 5/15/2034	14,313	14,105
	U.S. Treasury 4.25% 11/15/2034	105,191	102,520
	U.S. Treasury 1.375% 11/15/2040	54,995	34,097
	U.S. Treasury 1.75% 8/15/2041	37,854	24,546
	U.S. Treasury 2.00% 11/15/2041	1,181	794
	U.S. Treasury 4.625% 5/15/2044	14,927	14,486
	U.S. Treasury 4.125% 8/15/2044	64,435	58,374
	U.S. Treasury 4.625% 11/15/2044	4,484	4,351
	U.S. Treasury 2.50% 2/15/2046	3,755	2,570
	U.S. Treasury 3.00% 5/15/2047	9,355	6,925
	U.S. Treasury 3.00% 2/15/2048	336	247
	U.S. Treasury 1.375% 8/15/2050[10]	12,500	6,107
	U.S. Treasury 2.25% 2/15/2052[10]	72,025	43,738
	U.S. Treasury 4.00% 11/15/2052	8,369	7,301
	U.S. Treasury 3.625% 2/15/2053[10]	125,000	101,722
	U.S. Treasury 3.625% 5/15/2053	22,676	18,470
	U.S. Treasury 4.25% 2/15/2054	17,191	15,710
	U.S. Treasury 4.25% 8/15/2054[10]	125,162	114,533

			1,694,396

U.S. Treasury inflation-protected securities 0.13%	U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[13]	26,654	26,610
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[13]	4,925	4,898
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[13]	4,136	4,089

			35,597

	Total U.S. Treasury bonds & notes		1,729,993

Corporate bonds, notes & loans 6.20%

Financials 1.59%	AerCap Ireland Capital DAC 2.45% 10/29/2026	5,457	5,228
	AG Issuer, LLC 6.25% 3/1/2028[5]	4,470	4,453
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[5]	1,072	1,113
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[5,12]	4,250	4,330
	Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[5]	2,100	2,006
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[5]	2,295	2,216
	Ally Financial, Inc. 8.00% 11/1/2031	3,000	3,316
	American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[12]	4,810	4,871

107	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[12]	USD2,686	$2,872
	American International Group, Inc. 5.125% 3/27/2033	2,937	2,902
	AmWINS Group, Inc. 4.875% 6/30/2029[5]	1,348	1,272
	Aretec Group, Inc. 7.50% 4/1/2029[5]	1,250	1,246
	Arthur J. Gallagher & Co. 5.15% 2/15/2035	5,444	5,310
	Arthur J. Gallagher & Co. 5.55% 2/15/2055	2,586	2,485
	Banco Santander, SA 2.746% 5/28/2025	1,200	1,189
	Banco Santander, SA 5.147% 8/18/2025	1,400	1,402
	Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[12]	2,428	2,202
	Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[12]	2,098	2,108
	Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028)[12]	5,000	5,125
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[12]	1,000	836
	Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[12]	4,535	4,499
	Bank of America Corp. 5.468% 1/23/2035 (3-month USD CME Term SOFR + 1.65% on 1/23/2034)[12]	6,050	6,059
	Bank of New York Mellon Corp. 4.975% 3/14/2030 (USD-SOFR + 1.085% on 3/14/2029)[12]	3,477	3,482
	Bank of New York Mellon Corp. 5.225% 11/20/2035 (USD-SOFR + 1.253% on 11/20/2034)[12]	3,748	3,732
	Berkshire Hathaway, Inc. 3.125% 3/15/2026	500	493
	Blackstone Mortgage Trust, Inc. 7.75% 12/1/2029[5]	523	538
	Blackstone Private Credit Fund 6.00% 11/22/2034[5]	1,695	1,655
	Block, Inc. 3.50% 6/1/2031	2,325	2,049
	Blue Owl Capital Corp. 4.00% 3/30/2025	102	102
	Blue Owl Capital Corp. 3.40% 7/15/2026	1,290	1,251
	Blue Owl Capital Corp. III 3.125% 4/13/2027	2,520	2,379
	Blue Owl Credit Income Corp. 4.70% 2/8/2027	1,230	1,213
	Blue Owl Credit Income Corp. 6.65% 3/15/2031	800	815
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[5,12]	2,829	2,535
	Boost Newco Borrower, LLC 7.50% 1/15/2031[5]	1,150	1,207
	BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[5,12]	271	267
	BPCE SA 5.936% 5/30/2035 (USD-SOFR + 1.85% on 5/30/2034)[5,12]	8,125	8,057
	CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,12]	938	961
	CaixaBank, SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029)[5,12]	4,764	4,812
	Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034)[12]	2,859	2,906
	Castlelake Aviation Finance DAC 5.00% 4/15/2027[5]	1,815	1,830
	Chubb INA Holdings, LLC 3.35% 5/3/2026	880	867
	Chubb INA Holdings, LLC 5.00% 3/15/2034	4,223	4,173
	Chubb INA Holdings, LLC 4.35% 11/3/2045	400	342
	Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[12]	8,000	8,046
	Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029)[12]	6,275	6,272
	Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029)[12]	4,750	4,617
	Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[12]	3,254	2,936
	Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[12]	1,475	1,503
	Citizens Financial Group, Inc. 5.718% 7/23/2032 (USD-SOFR + 1.91% on 7/23/2031)[12]	4,701	4,719
	Citizens Financial Group, Inc. 6.645% 4/25/2035 (USD-SOFR + 2.325% on 4/25/2034)[12]	4,250	4,483
	CME Group, Inc. 3.75% 6/15/2028	3,425	3,335
	Coinbase Global, Inc. 3.375% 10/1/2028[5]	6,514	5,868
	Coinbase Global, Inc. 3.625% 10/1/2031[5]	5,766	4,879
	Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[5]	820	788
	Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[5]	715	658
	Cooperatieve Rabobank UA 4.375% 8/4/2025	4,500	4,483
	Corebridge Financial, Inc. 3.50% 4/4/2025	642	640
	Corebridge Financial, Inc. 3.65% 4/5/2027	914	889
	Corebridge Financial, Inc. 3.85% 4/5/2029	621	593
	Corebridge Financial, Inc. 3.90% 4/5/2032	351	320
	Corebridge Financial, Inc. 4.35% 4/5/2042	203	169
	Corebridge Financial, Inc. 4.40% 4/5/2052	489	393

American Funds Insurance Series	108

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	Crédit Agricole SA 4.375% 3/17/2025[5]	USD850	$848
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[12]	6,650	6,327
	Deutsche Bank AG 5.706% 2/8/2028 (USD-SOFR + 1.594% on 2/8/2027)[12]	1,109	1,121
	Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[12]	2,250	2,337
	Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[12]	750	785
	Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[12]	300	269
	DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[5,12]	7,750	7,806
	Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[12]	2,198	2,086
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[12]	4,000	3,816
	Goldman Sachs Group, Inc. 5.049% 7/23/2030 (USD-SOFR + 1.21% on 7/23/2029)[12]	287	285
	Goldman Sachs Group, Inc. 4.692% 10/23/2030 (USD-SOFR + 1.135% on 10/23/2029)[12]	9,500	9,304
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[12]	2,087	1,799
	Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[12]	2,000	1,458
	Hightower Holding, LLC 6.75% 4/15/2029[5]	870	867
	Hightower Holding, LLC 9.125% 1/31/2030[5]	2,930	3,089
	HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[12]	937	797
	HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[12]	873	737
	HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[12]	770	799
	HSBC Holdings PLC 5.719% 3/4/2035 (USD-SOFR + 1.78% on 3/4/2034)[12]	5,839	5,882
	HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[12]	537	568
	Intercontinental Exchange, Inc. 5.25% 6/15/2031	2,254	2,280
	Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[5,12]	4,600	5,162
	Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[5,12]	3,621	3,872
	JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[12]	2,975	2,859
	JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027)[12]	1,066	1,070
	JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[12]	4,000	3,953
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[12]	3,740	3,739
	JPMorgan Chase & Co. 4.505% 10/22/2028 (USD-SOFR + 0.86% on 10/22/2027)[12]	3,275	3,247
	JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[12]	4,250	4,409
	JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029)[12]	4,750	4,845
	JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029)[12]	4,755	4,666
	JPMorgan Chase & Co. 4.946% 10/22/2035 (USD-SOFR + 1.34% on 10/22/2034)[12]	2,755	2,655
	JPMorgan Chase & Co. 5.534% 11/29/2045 (USD-SOFR + 1.55% on 11/29/2044)[12]	6,500	6,349
	Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[12]	1,222	1,170
	Marsh & McLennan Cos., Inc. 4.375% 3/15/2029	1,705	1,676
	Marsh & McLennan Cos., Inc. 4.85% 11/15/2031	7,000	6,916
	Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	7,000	6,836
	Marsh & McLennan Cos., Inc. 4.90% 3/15/2049	719	646
	Marsh & McLennan Cos., Inc. 2.90% 12/15/2051	920	572
	Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	4,750	4,555
	Mastercard, Inc. 4.35% 1/15/2032	4,801	4,641
	Mastercard, Inc. 4.85% 3/9/2033	2,258	2,239
	Metropolitan Life Global Funding I 5.15% 3/28/2033[5]	1,600	1,582
	Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[12]	2,450	2,448
	Morgan Stanley 3.125% 7/27/2026	325	318
	Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[12]	4,458	4,472
	Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028)[12]	3,456	3,496
	Morgan Stanley 5.042% 7/19/2030 (USD-SOFR + 1.215% on 7/19/2029)[12]	7,000	6,978
	Morgan Stanley 5.516% 11/19/2055 (USD-SOFR + 1.71% on 11/19/2054)[12]	3,500	3,376
	Nationstar Mortgage Holdings, Inc. 7.125% 2/1/2032[5]	1,230	1,247
	Navient Corp. 6.75% 6/15/2026	300	304
	Navient Corp. 5.50% 3/15/2029	11,105	10,495
	Navient Corp. 11.50% 3/15/2031	4,860	5,440
	New York Life Global Funding 2.35% 7/14/2026[5]	590	572

109	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	New York Life Global Funding 4.55% 1/28/2033[5]	USD1,263	$1,208
	Northwestern Mutual Global Funding 1.75% 1/11/2027[5]	2,500	2,364
	OneMain Finance Corp. 3.875% 9/15/2028	1,106	1,020
	OneMain Finance Corp. 6.625% 5/15/2029	2,240	2,271
	OneMain Finance Corp. 5.375% 11/15/2029	1,725	1,660
	OneMain Finance Corp. 7.875% 3/15/2030	2,565	2,678
	OneMain Finance Corp. 7.50% 5/15/2031	105	108
	OneMain Finance Corp. 7.125% 11/15/2031	2,765	2,820
	Osaic Holdings, Inc. 10.75% 8/1/2027[5]	2,420	2,511
	Owl Rock Capital Corp. 3.75% 7/22/2025	2,874	2,851
	Oxford Finance, LLC 6.375% 2/1/2027[5]	920	912
	PayPal Holdings, Inc. 2.65% 10/1/2026	662	642
	PayPal Holdings, Inc. 2.30% 6/1/2030	616	540
	Planet Financial Group, LLC 10.50% 12/15/2029[5]	540	550
	Power Finance Corp., Ltd. 5.25% 8/10/2028	383	383
	Power Finance Corp., Ltd. 6.15% 12/6/2028	350	359
	Power Finance Corp., Ltd. 4.50% 6/18/2029	554	534
	Power Finance Corp., Ltd. 3.95% 4/23/2030	1,213	1,130
	Prudential Financial, Inc. 4.35% 2/25/2050	2,205	1,799
	Prudential Financial, Inc. 3.70% 3/13/2051	755	547
	Rocket Mortgage, LLC 2.875% 10/15/2026[5]	2,110	2,003
	Rocket Mortgage, LLC 3.625% 3/1/2029[5]	1,505	1,364
	Royal Bank of Canada 1.15% 6/10/2025	4,711	4,640
	Ryan Specialty, LLC 5.875% 8/1/2032[5]	165	163
	Starwood Property Trust, Inc. 4.375% 1/15/2027[5]	3,580	3,464
	Starwood Property Trust, Inc. 7.25% 4/1/2029[5]	970	996
	Starwood Property Trust, Inc. 6.50% 7/1/2030[5]	525	526
	Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[5,12]	1,000	994
	Travelers Companies, Inc. 4.00% 5/30/2047	860	684
	Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[12]	1,677	1,794
	Truist Insurance Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.079% 5/6/2032[9,14]	2,189	2,251
	U.S. Bancorp 2.375% 7/22/2026	4,000	3,869
	UBS Group AG 4.125% 9/24/2025[5]	2,750	2,738
	UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[5,12]	1,250	1,235
	UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[5,12,15]	800	771
	UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029)[5,12]	3,575	3,599
	UniCredit SpA 4.625% 4/12/2027[5]	625	617
	Wells Fargo & Co. 2.164% 2/11/2026 (3-month USD CME Term SOFR + 1.012% on 2/11/2025)[12]	8,000	7,976
	Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027)[12]	7,025	7,141
	Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[12]	400	377
	Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[12]	7,225	7,521
	Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[12]	3,750	3,988
	Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[12]	3,000	2,994
	Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[12]	3,325	2,831
	Westpac Banking Corp. 2.963% 11/16/2040	1,500	1,069

			430,854

Health care 0.73%	AbbVie, Inc. 5.40% 3/15/2054	7,250	6,985
	AdaptHealth, LLC 6.125% 8/1/2028[5]	645	632
	AdaptHealth, LLC 4.625% 8/1/2029[5]	1,990	1,792
	AdaptHealth, LLC 5.125% 3/1/2030[5]	1,010	921
	Amgen, Inc. 5.25% 3/2/2030	1,244	1,256
	Amgen, Inc. 5.25% 3/2/2033	2,990	2,969

American Funds Insurance Series	110

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)	Amgen, Inc. 5.60% 3/2/2043	USD1,500	$1,459
	Amgen, Inc. 5.65% 3/2/2053	2,750	2,650
	Amgen, Inc. 4.40% 2/22/2062	1,697	1,318
	Amgen, Inc. 5.75% 3/2/2063	258	248
	Astrazeneca Finance, LLC 1.75% 5/28/2028	1,871	1,699
	Astrazeneca Finance, LLC 4.90% 2/26/2031	1,850	1,849
	Astrazeneca Finance, LLC 2.25% 5/28/2031	742	632
	Astrazeneca Finance, LLC 5.00% 2/26/2034	3,550	3,513
	AstraZeneca PLC 3.375% 11/16/2025	1,140	1,129
	Bausch Health Companies, Inc. 5.50% 11/1/2025[5]	6,275	6,126
	Bausch Health Companies, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 9.707% 2/1/2027[9,14]	959	938
	Baxter International, Inc. 1.915% 2/1/2027	4,739	4,469
	Baxter International, Inc. 2.272% 12/1/2028	3,180	2,867
	Bayer US Finance, LLC 6.125% 11/21/2026[5]	6,047	6,165
	Bayer US Finance, LLC 6.25% 1/21/2029[5]	3,451	3,522
	Becton, Dickinson and Co. 5.081% 6/7/2029	3,363	3,386
	Bristol-Myers Squibb Co. 5.10% 2/22/2031	1,800	1,812
	Bristol-Myers Squibb Co. 5.20% 2/22/2034	825	824
	Bristol-Myers Squibb Co. 5.65% 2/22/2064	2,550	2,456
	Centene Corp. 4.25% 12/15/2027	565	548
	Centene Corp. 4.625% 12/15/2029	1,265	1,197
	Centene Corp. 2.625% 8/1/2031	7,750	6,387
	CHS / Community Health Systems, Inc. 5.625% 3/15/2027[5]	2,750	2,642
	CHS / Community Health Systems, Inc. 5.25% 5/15/2030[5]	2,130	1,751
	CVS Health Corp. 5.00% 1/30/2029	3,831	3,781
	CVS Health Corp. 5.40% 6/1/2029	4,144	4,147
	CVS Health Corp. 5.55% 6/1/2031	3,039	3,018
	CVS Health Corp. 5.70% 6/1/2034	4,053	3,986
	DaVita, Inc. 3.75% 2/15/2031[5]	1,140	987
	DaVita, Inc. 6.875% 9/1/2032[5]	810	817
	Elevance Health, Inc. 2.375% 1/15/2025	818	817
	Elevance Health, Inc. 4.90% 2/8/2026	1,417	1,416
	Elevance Health, Inc. 5.20% 2/15/2035	681	665
	Elevance Health, Inc. 5.125% 2/15/2053	344	306
	Endo Finance Holdings, Inc. 8.50% 4/15/2031[5]	2,200	2,334
	Endo International PLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 8.745% 4/23/2031[9,14]	2,575	2,595
	GE HealthCare Technologies, Inc. 4.80% 8/14/2029	1,699	1,684
	Gilead Sciences, Inc. 5.25% 10/15/2033	2,642	2,653
	Grifols, SA 3.875% 10/15/2028	EUR800	751
	Grifols, SA 7.50% 5/1/2030	400	435
	HCA, Inc. 3.375% 3/15/2029	USD804	747
	HCA, Inc. 3.625% 3/15/2032	1,000	882
	HCA, Inc. 4.375% 3/15/2042	1,500	1,225
	HCA, Inc. 4.625% 3/15/2052	1,450	1,133
	Humana, Inc. 5.375% 4/15/2031	3,194	3,169
	Humana, Inc. 5.75% 4/15/2054	1,517	1,407
	IQVIA, Inc. 6.50% 5/15/2030[5]	1,975	2,012
	Jazz Securities DAC 4.375% 1/15/2029[5]	970	917
	Medline Borrower, LP 6.25% 4/1/2029[5]	2,050	2,074
	Medtronic Global Holdings S.C.A. 4.25% 3/30/2028	2,213	2,186
	Molina Healthcare, Inc. 4.375% 6/15/2028[5]	545	517
	Molina Healthcare, Inc. 3.875% 11/15/2030[5]	2,899	2,583
	Molina Healthcare, Inc. 3.875% 5/15/2032[5]	5,110	4,438
	Molina Healthcare, Inc. 6.25% 1/15/2033[5]	1,590	1,573
	Novant Health, Inc. 3.168% 11/1/2051	3,750	2,489
	Novartis Capital Corp. 1.75% 2/14/2025	500	498
	Novartis Capital Corp. 2.00% 2/14/2027	636	605
	Owens & Minor, Inc. 4.50% 3/31/2029[5]	4,635	4,142
	Owens & Minor, Inc. 6.625% 4/1/2030[5]	1,495	1,403

111	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)	Radiology Partners, Inc. 3.50% PIK and 4.275% Cash 1/31/2029[5,7]	USD3,255	$3,219
	Radiology Partners, Inc., Term Loan B, 1.50% PIK and 8.275% Cash 1/31/2029[7,9,14]	3,352	3,322
	Roche Holdings, Inc. 4.203% 9/9/2029[5]	3,450	3,374
	Roche Holdings, Inc. 4.592% 9/9/2034[5]	2,244	2,152
	Summa Health 3.511% 11/15/2051	1,655	1,182
	Tenet Healthcare Corp. 4.625% 6/15/2028	645	618
	Tenet Healthcare Corp. 4.25% 6/1/2029	1,975	1,856
	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	15,615	15,018
	Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	11,995	11,725
	UnitedHealth Group, Inc. 4.95% 1/15/2032	7,149	7,071
	UnitedHealth Group, Inc. 5.15% 7/15/2034	3,650	3,603
	UnitedHealth Group, Inc. 5.625% 7/15/2054	2,900	2,817
	Viatris, Inc. 4.00% 6/22/2050	3,058	2,085

			196,576

Communication services 0.69%	AT&T, Inc. 3.50% 9/15/2053	5,140	3,464
	CCO Holdings, LLC 4.75% 3/1/2030[5]	1,350	1,234
	CCO Holdings, LLC 4.50% 8/15/2030[5]	3,500	3,146
	CCO Holdings, LLC 4.25% 2/1/2031[5]	8,336	7,275
	CCO Holdings, LLC 4.75% 2/1/2032[5]	3,115	2,737
	CCO Holdings, LLC 4.50% 5/1/2032	7,189	6,192
	CCO Holdings, LLC 4.50% 6/1/2033[5]	2,085	1,757
	CCO Holdings, LLC 4.25% 1/15/2034[5]	135	110
	Charter Communications Operating, LLC 4.908% 7/23/2025	116	116
	Charter Communications Operating, LLC 5.25% 4/1/2053	3,750	3,034
	Comcast Corp. 2.35% 1/15/2027	4,000	3,825
	Comcast Corp. 4.80% 5/15/2033	2,416	2,348
	Comcast Corp. 5.65% 6/1/2054	2,281	2,207
	Connect Finco SARL 9.00% 9/15/2029[5]	5,700	5,199
	CSC Holdings, LLC 5.50% 4/15/2027[5]	900	807
	CSC Holdings, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.897% 1/18/2028[9,14]	2,680	2,629
	DIRECTV Financing, LLC 5.875% 8/15/2027[5]	1,705	1,663
	DISH Network Corp. 11.75% 11/15/2027[5]	7,950	8,430
	EchoStar Corp. 10.75% 11/30/2029	7,534	8,110
	EchoStar Corp. 6.75% 11/30/2030[7]	3,364	3,055
	Embarq, LLC 7.995% 6/1/2036	8,084	4,432
	Frontier Communications Holdings, LLC 6.75% 5/1/2029[5]	6,550	6,588
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	6,591	6,560
	Frontier Communications Holdings, LLC 6.00% 1/15/2030[5]	3,196	3,192
	Frontier Communications Holdings, LLC 8.75% 5/15/2030[5]	1,100	1,163
	Gray Television, Inc. 10.50% 7/15/2029[5]	7,305	7,312
	Gray Television, Inc. 4.75% 10/15/2030[5]	1,656	905
	Gray Television, Inc. 5.375% 11/15/2031[5]	4,790	2,560
	Gray Television, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.803% 6/4/2029[9,14]	1,100	1,044
	Intelsat Jackson Holdings SA 6.50% 3/15/2030[5]	8,222	7,604
	Ligado Networks, LLC 15.50% PIK 11/1/2023[5,7,16]	5,837	2,101
	Ligado Networks, LLC, Term Loan, 17.50% PIK 11/1/2023[2,7,14,16]	726	690
	Meta Platforms, Inc. 4.75% 8/15/2034	4,000	3,896
	Meta Platforms, Inc. 5.40% 8/15/2054	4,000	3,877
	Nexstar Media, Inc. 5.625% 7/15/2027[5]	1,875	1,831
	Nexstar Media, Inc. 4.75% 11/1/2028[5]	2,950	2,754
	SBA Tower Trust 1.631% 11/15/2026[5]	8,707	8,165
	Sirius XM Radio, LLC 4.00% 7/15/2028[5]	4,000	3,690
	Sirius XM Radio, LLC 4.125% 7/1/2030[5]	7,282	6,364
	Sirius XM Radio, LLC 3.875% 9/1/2031[5]	8,372	7,016
	Take-Two Interactive Software, Inc. 4.00% 4/14/2032	2,438	2,251
	Tencent Holdings, Ltd. 2.39% 6/3/2030	566	495

American Funds Insurance Series	112

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Communication services (continued)	T-Mobile USA, Inc. 1.50% 2/15/2026	USD500	$483
	T-Mobile USA, Inc. 2.05% 2/15/2028	325	299
	T-Mobile USA, Inc. 4.95% 3/15/2028	1,918	1,919
	T-Mobile USA, Inc. 4.80% 7/15/2028	4,000	3,979
	Univision Communications, Inc. 6.625% 6/1/2027[5]	6,300	6,282
	Univision Communications, Inc. 8.00% 8/15/2028[5]	300	306
	Univision Communications, Inc. 4.50% 5/1/2029[5]	6,159	5,520
	Univision Communications, Inc. 7.375% 6/30/2030[5]	1,216	1,165
	Verizon Communications, Inc. 2.55% 3/21/2031	410	353
	Verizon Communications, Inc. 2.355% 3/15/2032	2,944	2,442
	Verizon Communications, Inc. 5.05% 5/9/2033	1,946	1,925
	Verizon Communications, Inc. 2.875% 11/20/2050	671	413
	Verizon Communications, Inc. 5.50% 2/23/2054	272	261
	Verizon Communications, Inc. 2.987% 10/30/2056	1,343	797
	VMED O2 UK Financing I PLC 4.25% 1/31/2031[5]	2,225	1,902
	Vodafone Group PLC 4.25% 9/17/2050	4,350	3,379
	WarnerMedia Holdings, Inc. 3.638% 3/15/2025	3,807	3,795
	WarnerMedia Holdings, Inc. 3.755% 3/15/2027	1,018	981

			188,029

Energy 0.60%	Antero Midstream Partners, LP 5.375% 6/15/2029[5]	2,390	2,329
	Antero Midstream Partners, LP 6.625% 2/1/2032[5]	175	176
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[5]	1,270	1,238
	Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032[5]	510	507
	Baytex Energy Corp. 8.50% 4/30/2030[5]	225	230
	Blue Racer Midstream, LLC 7.25% 7/15/2032[5]	300	309
	Borr IHC, Ltd. 10.00% 11/15/2028[5]	3,214	3,211
	Borr IHC, Ltd. 10.375% 11/15/2030[5]	1,332	1,330
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	961	947
	Canadian Natural Resources, Ltd. 4.95% 6/1/2047	1,559	1,339
	CITGO Petroleum Corp. 8.375% 1/15/2029[5]	2,075	2,140
	Civitas Resources, Inc. 5.00% 10/15/2026[5]	480	474
	Civitas Resources, Inc. 8.375% 7/1/2028[5]	2,780	2,891
	Civitas Resources, Inc. 8.625% 11/1/2030[5]	525	550
	Civitas Resources, Inc. 8.75% 7/1/2031[5]	735	767
	CNX Midstream Partners, LP 4.75% 4/15/2030[5]	1,055	966
	CNX Resources Corp. 6.00% 1/15/2029[5]	2,675	2,626
	CNX Resources Corp. 7.375% 1/15/2031[5]	553	569
	CNX Resources Corp. 7.25% 3/1/2032[5]	1,180	1,206
	Comstock Resources, Inc. 5.875% 1/15/2030[5]	220	205
	ConocoPhillips Co. 5.50% 1/15/2055	11,500	10,947
	Crescent Energy Finance, LLC 7.625% 4/1/2032[5]	1,510	1,504
	Crescent Energy Finance, LLC 7.375% 1/15/2033[5]	1,210	1,176
	Diamond Foreign Asset Co. 8.50% 10/1/2030[5]	575	597
	Diamondback Energy, Inc. 6.25% 3/15/2053	500	499
	Diamondback Energy, Inc. 5.75% 4/18/2054	2,149	2,018
	Diamondback Energy, Inc. 5.90% 4/18/2064	2,160	2,030
	Enbridge, Inc. 2.50% 1/15/2025	300	300
	Enbridge, Inc. 3.70% 7/15/2027	62	61
	Encino Acquisition Partners Holdings, LLC 8.75% 5/1/2031[5]	395	417
	Energy Transfer, LP 4.75% 1/15/2026	2,494	2,492
	Eni SpA 5.95% 5/15/2054[5]	831	799
	Enterprise Products Operating, LLC 5.05% 1/10/2026	3,519	3,538
	Enterprise Products Operating, LLC 4.90% 5/15/2046	500	445
	EOG Resources, Inc. 5.65% 12/1/2054	9,250	9,067
	EQM Midstream Partners, LP 7.50% 6/1/2030[5]	642	686
	EQM Midstream Partners, LP 4.75% 1/15/2031[5]	1,635	1,539
	Equinor ASA 4.25% 11/23/2041	2,000	1,722
	Expand Energy Corp. 5.875% 2/1/2029[5]	790	784

113	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Energy (continued)	Expand Energy Corp. 5.375% 3/15/2030	USD1,645	$1,610
	Expand Energy Corp. 4.75% 2/1/2032	810	755
	Expand Energy Corp. 4.875% 4/15/2032[16]	7,225	31
	Exxon Mobil Corp. 2.44% 8/16/2029	213	194
	Genesis Energy, LP 8.00% 1/15/2027	1,493	1,520
	Genesis Energy, LP 7.75% 2/1/2028	350	351
	Genesis Energy, LP 8.25% 1/15/2029	670	677
	Genesis Energy, LP 8.875% 4/15/2030	884	900
	Genesis Energy, LP 7.875% 5/15/2032	1,120	1,098
	Global Partners, LP 8.25% 1/15/2032[5]	155	160
	GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036[5]	1,135	1,122
	GreenSaif Pipelines Bidco SARL 6.129% 2/23/2038	3,880	3,896
	GreenSaif Pipelines Bidco SARL 6.51% 2/23/2042	2,235	2,269
	GreenSaif Pipelines Bidco SARL 6.103% 8/23/2042[5]	4,750	4,639
	Halliburton Co. 3.80% 11/15/2025	6	6
	Harvest Midstream I, LP 7.50% 9/1/2028[5]	850	858
	Harvest Midstream I, LP 7.50% 5/15/2032[5]	390	398
	Hess Midstream Operations, LP 5.125% 6/15/2028[5]	1,655	1,611
	Hess Midstream Operations, LP 4.25% 2/15/2030[5]	960	889
	Hess Midstream Operations, LP 5.50% 10/15/2030[5]	400	389
	Hilcorp Energy I, LP 6.00% 4/15/2030[5]	650	614
	Hilcorp Energy I, LP 6.00% 2/1/2031[5]	750	696
	Hilcorp Energy I, LP 8.375% 11/1/2033[5]	625	639
	Kodiak Gas Services, LLC 7.25% 2/15/2029[5]	110	112
	Matador Resources Co. 6.50% 4/15/2032[5]	1,325	1,312
	MPLX, LP 4.125% 3/1/2027	500	493
	MPLX, LP 4.50% 4/15/2038	750	654
	Nabors Industries, Inc. 9.125% 1/31/2030[5]	1,745	1,776
	NewCo Holding USD 20 SARL 9.375% 11/7/2029[5]	2,070	2,064
	NFE Financing, LLC 12.00% 11/15/2029[5]	20,203	21,242
	Noble Finance II, LLC 8.00% 4/15/2030[5]	1,095	1,107
	Northern Oil and Gas, Inc. 8.75% 6/15/2031[5]	300	310
	Parkland Corp. 4.625% 5/1/2030[5]	510	469
	Permian Resources Operating, LLC 9.875% 7/15/2031[5]	905	996
	Permian Resources Operating, LLC 7.00% 1/15/2032[5]	1,020	1,036
	Permian Resources Operating, LLC 6.25% 2/1/2033[5]	800	790
	Petroleos Mexicanos 6.875% 10/16/2025	3,755	3,746
	Petroleos Mexicanos 4.50% 1/23/2026	400	386
	Petroleos Mexicanos 7.69% 1/23/2050	400	302
	Plains All American Pipeline, LP 3.80% 9/15/2030	113	105
	Rockies Express Pipeline, LLC 4.95% 7/15/2029[5]	2,689	2,555
	Saudi Arabian Oil Co. 5.75% 7/17/2054[5]	4,240	3,973
	South Bow USA Infrastructure Holdings, LLC 5.026% 10/1/2029[5]	1,861	1,829
	South Bow USA Infrastructure Holdings, LLC 6.176% 10/1/2054[5]	406	394
	Sunoco, LP 7.00% 9/15/2028[5]	1,475	1,510
	Sunoco, LP 4.50% 5/15/2029	925	873
	Sunoco, LP 4.50% 4/30/2030	1,105	1,026
	Talos Production, Inc. 9.00% 2/1/2029[5]	500	513
	Talos Production, Inc. 9.375% 2/1/2031[5]	170	173
	TGS ASA 8.50% 1/15/2030[5]	1,235	1,269
	TotalEnergies Capital SA 5.275% 9/10/2054	3,750	3,470
	TransCanada Pipelines, Ltd. 4.25% 5/15/2028	1,090	1,065
	TransCanada Pipelines, Ltd. 4.10% 4/15/2030	598	568
	Valero Energy Corp. 4.00% 4/1/2029	4,000	3,842
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[5]	1,030	947
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[5]	840	753
	Venture Global LNG, Inc. 8.375% 6/1/2031[5]	1,955	2,041
	Weatherford International, Ltd. 8.625% 4/30/2030[5]	7,860	8,122

			161,776

American Funds Insurance Series	114

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer discretionary 0.51%	Advance Auto Parts, Inc. 3.90% 4/15/2030	USD813	$725
	Advance Auto Parts, Inc. 3.50% 3/15/2032	458	380
	Alibaba Group Holding, Ltd. 2.125% 2/9/2031	501	422
	Alibaba Group Holding, Ltd. 4.50% 11/28/2034	766	710
	Alibaba Group Holding, Ltd. 4.00% 12/6/2037	200	171
	Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[5]	590	609
	American Honda Finance Corp. 3.50% 2/15/2028	750	722
	Asbury Automotive Group, Inc. 4.625% 11/15/2029[5]	2,115	1,971
	Carnival Corp. 4.00% 8/1/2028[5]	4,675	4,434
	Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[5]	604	607
	Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[5]	1,350	1,227
	Daimler Trucks Finance North America, LLC 5.125% 9/25/2029[5]	3,661	3,677
	Daimler Trucks Finance North America, LLC 5.375% 6/25/2034[5]	1,070	1,062
	Fertitta Entertainment, LLC 4.625% 1/15/2029[5]	3,580	3,335
	Ford Motor Credit Co., LLC 6.798% 11/7/2028	2,111	2,188
	Ford Motor Credit Co., LLC 5.80% 3/8/2029	3,385	3,388
	Ford Motor Credit Co., LLC 4.00% 11/13/2030	1,915	1,726
	Ford Motor Credit Co., LLC 7.122% 11/7/2033	1,425	1,488
	Gap, Inc. 3.625% 10/1/2029[5]	241	217
	Gap, Inc. 3.875% 10/1/2031[5]	158	137
	General Motors Financial Co., Inc. 4.90% 10/6/2029	11,792	11,622
	General Motors Financial Co., Inc. 5.45% 9/6/2034	8,066	7,834
	Global Auto Holdings PLC 11.50% 8/15/2029[5]	2,025	2,063
	Group 1 Automotive, Inc. 6.375% 1/15/2030[5]	1,385	1,391
	Hanesbrands, Inc. 4.875% 5/15/2026[5]	2,700	2,661
	Hanesbrands, Inc. 9.00% 2/15/2031[5]	1,625	1,734
	Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[5]	1,885	1,696
	Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[5]	3,580	3,377
	Home Depot, Inc. 1.50% 9/15/2028	3,000	2,683
	Home Depot, Inc. 3.90% 12/6/2028	825	804
	Home Depot, Inc. 2.95% 6/15/2029	1,174	1,089
	Home Depot, Inc. 1.875% 9/15/2031	3,000	2,479
	Home Depot, Inc. 4.50% 12/6/2048	428	366
	Hyundai Capital America 1.50% 6/15/2026[5]	850	810
	Hyundai Capital America 5.45% 6/24/2026[5]	4,358	4,390
	Hyundai Capital America 5.275% 6/24/2027[5]	7,000	7,058
	Hyundai Capital America 2.375% 10/15/2027[5]	2,579	2,407
	Hyundai Capital America 2.10% 9/15/2028[5]	3,075	2,756
	Hyundai Capital America 5.40% 1/8/2031[5]	1,106	1,106
	International Game Technology PLC 5.25% 1/15/2029[5]	2,445	2,387
	KB Home 7.25% 7/15/2030	1,295	1,329
	Kontoor Brands, Inc. 4.125% 11/15/2029[5]	910	839
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[5]	440	411
	LCM Investments Holdings II, LLC 8.25% 8/1/2031[5]	1,025	1,065
	Lindblad Expeditions, LLC 6.75% 2/15/2027[5]	380	382
	Lithia Motors, Inc. 3.875% 6/1/2029[5]	2,900	2,653
	Lithia Motors, Inc. 4.375% 1/15/2031[5]	1,025	933
	Marriott International, Inc. 4.90% 4/15/2029	1,207	1,205
	Marriott International, Inc. 2.75% 10/15/2033	2,500	2,058
	Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[5]	620	579
	McDonald’s Corp. 4.60% 9/9/2032	716	697
	McDonald’s Corp. 4.95% 8/14/2033	559	555
	Melco Resorts Finance, Ltd. 5.75% 7/21/2028[5]	1,710	1,635
	Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[5]	1,500	1,512
	NCL Corp., Ltd. 5.875% 2/15/2027[5]	2,450	2,444
	Newell Brands Inc. 6.625% 9/15/2029	1,850	1,885
	Newell Brands, Inc. 6.375% 5/15/2030	535	537
	Newell Brands, Inc. 6.625% 5/15/2032	385	388
	Party City Holdings, Inc. 12.00% PIK 1/11/2029[2,5,7]	1,355	136
	Penske Automotive Group, Inc. 3.75% 6/15/2029	675	614
	RHP Hotel Properties, LP 4.50% 2/15/2029[5]	640	605

115	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer discretionary (continued)	Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[5]	USD1,795	$1,785
	Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033[5]	2,025	2,022
	Saks Global Enterprises, LLC 11.00% 12/15/2029[5]	1,250	1,205
	Sally Holdings, LLC 6.75% 3/1/2032	170	171
	Sands China, Ltd. 2.30% 3/8/2027	2,075	1,935
	Sonic Automotive, Inc. 4.625% 11/15/2029[5]	3,645	3,369
	Sonic Automotive, Inc. 4.875% 11/15/2031[5]	2,215	1,989
	Stellantis Finance US, Inc. 1.711% 1/29/2027[5]	2,200	2,053
	Stellantis Finance US, Inc. 5.625% 1/12/2028[5]	2,500	2,537
	Tempur Sealy International, Inc. 4.00% 4/15/2029[5]	420	387
	Toyota Motor Credit Corp. 0.80% 1/9/2026	429	414
	Toyota Motor Credit Corp. 1.90% 1/13/2027	2,500	2,372
	Travel + Leisure Co. 4.50% 12/1/2029[5]	2,100	1,963
	Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[5]	3,845	3,840

			138,413

Real estate 0.43%	Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026	315	311
	Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028	1,220	1,187
	Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	1,940	1,736
	Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031	1,320	1,183
	Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033	4,095	3,157
	Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049	410	353
	American Tower Corp. 1.45% 9/15/2026	2,369	2,242
	American Tower Corp. 3.55% 7/15/2027	1,425	1,382
	American Tower Corp. 3.60% 1/15/2028	1,000	963
	American Tower Corp. 1.50% 1/31/2028	2,500	2,257
	American Tower Corp. 2.30% 9/15/2031	1,500	1,248
	American Tower Corp. 2.95% 1/15/2051	2,000	1,238
	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[5]	3,040	2,437
	Anywhere Real Estate Group, LLC 7.00% 4/15/2030[5]	1,975	1,754
	Boston Properties, LP 6.50% 1/15/2034	2,223	2,331
	Boston Properties, LP 5.75% 1/15/2035	2,593	2,544
	Essex Portfolio, LP 3.50% 4/1/2025	6,825	6,802
	Extra Space Storage, LP 2.35% 3/15/2032	1,385	1,134
	Host Hotels & Resorts, LP 4.50% 2/1/2026	355	353
	Howard Hughes Corp. (The) 5.375% 8/1/2028[5]	1,705	1,659
	Howard Hughes Corp. (The) 4.125% 2/1/2029[5]	2,855	2,640
	Howard Hughes Corp. (The) 4.375% 2/1/2031[5]	3,900	3,514
	Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,401	1,952
	Iron Mountain, Inc. 5.25% 7/15/2030[5]	3,785	3,616
	Iron Mountain, Inc. 4.50% 2/15/2031[5]	2,650	2,425
	Kennedy-Wilson, Inc. 4.75% 3/1/2029	4,045	3,674
	Kennedy-Wilson, Inc. 4.75% 2/1/2030	4,300	3,808
	Kennedy-Wilson, Inc. 5.00% 3/1/2031	2,260	1,986
	Kilroy Realty, LP 6.25% 1/15/2036	406	403
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[5]	3,842	3,708
	Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[5]	2,295	2,166
	Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031[5]	355	365
	MPT Operating Partnership, LP 5.25% 8/1/2026	715	659
	MPT Operating Partnership, LP 5.00% 10/15/2027	10,727	9,054
	MPT Operating Partnership, LP 4.625% 8/1/2029	130	93
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[5]	2,280	2,148
	Prologis, LP 4.875% 6/15/2028	1,357	1,361
	Prologis, LP 4.75% 6/15/2033	2,359	2,285
	Prologis, LP 5.00% 3/15/2034	1,850	1,808
	Prologis, LP 5.00% 1/31/2035	3,111	3,033
	Public Storage Operating Co. 1.85% 5/1/2028	2,490	2,272
	Public Storage Operating Co. 1.95% 11/9/2028	2,027	1,825
	Public Storage Operating Co. 2.30% 5/1/2031	719	614

American Funds Insurance Series	116

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Real estate (continued)	RLJ Lodging Trust, LP 4.00% 9/15/2029[5]	USD1,240	$1,125
	Scentre Group Trust 1 3.50% 2/12/2025[5]	3,075	3,068
	Scentre Group Trust 1 3.25% 10/28/2025[5]	1,000	986
	Scentre Group Trust 1 3.75% 3/23/2027[5]	2,430	2,366
	Service Properties Trust 5.25% 2/15/2026	510	496
	Service Properties Trust 4.75% 10/1/2026	1,635	1,548
	Service Properties Trust 4.95% 2/15/2027	1,540	1,441
	Service Properties Trust 5.50% 12/15/2027	655	616
	Service Properties Trust 3.95% 1/15/2028	1,815	1,522
	Service Properties Trust 8.375% 6/15/2029	3,028	2,930
	Service Properties Trust 4.95% 10/1/2029	2,715	2,162
	Service Properties Trust 4.375% 2/15/2030	705	533
	Service Properties Trust 8.625% 11/15/2031[5]	1,775	1,855
	Service Properties Trust 8.875% 6/15/2032	2,078	1,925
	Sun Communities Operating, LP 2.30% 11/1/2028	1,845	1,665
	Sun Communities Operating, LP 2.70% 7/15/2031	876	737
	UDR, Inc. 2.95% 9/1/2026	760	738

			117,393

Industrials 0.41%	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[5]	503	501
	Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029[2,5,9,14]	6,200	6,153
	Allison Transmission, Inc. 3.75% 1/30/2031[5]	3,445	3,050
	Amentum Escrow Corp., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.607% 9/29/2031[9,14]	2,000	1,998
	Avis Budget Car Rental, LLC 5.75% 7/15/2027[5]	1,025	1,011
	Avis Budget Car Rental, LLC 4.75% 4/1/2028[5]	35	33
	Avis Budget Car Rental, LLC 5.375% 3/1/2029[5]	2,450	2,294
	Avis Budget Car Rental, LLC 8.25% 1/15/2030[5]	1,075	1,110
	Avis Budget Car Rental, LLC 8.00% 2/15/2031[5]	2,140	2,192
	BAE Systems PLC 5.125% 3/26/2029[5]	3,403	3,412
	BAE Systems PLC 5.25% 3/26/2031[5]	2,663	2,672
	BAE Systems PLC 5.30% 3/26/2034[5]	2,772	2,765
	BAE Systems PLC 5.50% 3/26/2054[5]	599	584
	Boeing Co. (The) 3.10% 5/1/2026	251	245
	Boeing Co. (The) 3.25% 2/1/2028	2,000	1,884
	Boeing Co. (The) 5.15% 5/1/2030	945	932
	Boeing Co. (The) 3.625% 2/1/2031	178	162
	Boeing Co. (The) 6.388% 5/1/2031	227	237
	Boeing Co. (The) 3.60% 5/1/2034	2,500	2,097
	Boeing Co. (The) 6.528% 5/1/2034	4,274	4,480
	Boeing Co. (The) 5.805% 5/1/2050	3,380	3,149
	Boeing Co. (The) 6.858% 5/1/2054	520	553
	Bombardier, Inc. 7.875% 4/15/2027[5]	501	502
	Brink’s Co. (The) 4.625% 10/15/2027[5]	2,385	2,316
	Brink’s Co. (The) 6.50% 6/15/2029[5]	485	492
	Brink’s Co. (The) 6.75% 6/15/2032[5]	850	857
	Canadian Pacific Railway Co. 1.75% 12/2/2026	1,385	1,312
	Canadian Pacific Railway Co. 3.10% 12/2/2051	829	539
	Carrier Global Corp. 6.20% 3/15/2054	163	173
	Chart Industries, Inc. 7.50% 1/1/2030[5]	1,347	1,402
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[5]	290	270
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[5]	255	238
	CoreLogic, Inc. 4.50% 5/1/2028[5]	6,075	5,684
	CSX Corp. 4.25% 3/15/2029	1,062	1,040
	Fortress Transportation and Infrastructure Investors, LLC 5.50% 5/1/2028[5]	640	629
	Herc Holdings, Inc. 6.625% 6/15/2029[5]	325	329
	Icahn Enterprises, LP 5.25% 5/15/2027	1,835	1,739
	Icahn Enterprises, LP 4.375% 2/1/2029	1,525	1,275

117	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Icahn Enterprises, LP 10.00% 11/15/2029[5]	USD980	$984
	L3Harris Technologies, Inc. 5.40% 7/31/2033	4,530	4,525
	L3Harris Technologies, Inc. 5.60% 7/31/2053	1,498	1,452
	Lockheed Martin Corp. 5.10% 11/15/2027	951	967
	Lockheed Martin Corp. 4.45% 5/15/2028	2,906	2,885
	Lockheed Martin Corp. 5.70% 11/15/2054	1,849	1,885
	Masco Corp. 1.50% 2/15/2028	774	698
	Masco Corp. 2.00% 2/15/2031	497	416
	Masco Corp. 3.125% 2/15/2051	230	145
	Norfolk Southern Corp. 4.45% 3/1/2033	654	624
	Norfolk Southern Corp. 3.05% 5/15/2050	2,746	1,778
	Norfolk Southern Corp. 5.35% 8/1/2054	4,136	3,942
	Northrop Grumman Corp. 2.93% 1/15/2025	1,820	1,819
	Northrop Grumman Corp. 3.25% 1/15/2028	3,495	3,342
	OneSky Flight, LLC 8.875% 12/15/2029[5]	625	626
	Otis Worldwide Corp. 2.293% 4/5/2027	2,135	2,024
	Reworld Holding Corp. 4.875% 12/1/2029[5]	1,035	958
	RTX Corp. 5.15% 2/27/2033	2,669	2,648
	RTX Corp. 5.375% 2/27/2053	3,950	3,754
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[5]	1,210	1,297
	Texas Combined Tirz I, LLC 0% 12/7/2062[2,5]	400	400
	TransDigm, Inc. 5.50% 11/15/2027	2,200	2,164
	TransDigm, Inc. 6.625% 3/1/2032[5]	1,485	1,500
	Triumph Group, Inc. 9.00% 3/15/2028[5]	2,581	2,691
	Union Pacific Corp. 2.40% 2/5/2030	2,414	2,144
	Union Pacific Corp. 2.95% 3/10/2052	1,000	632
	Union Pacific Corp. 3.839% 3/20/2060	546	391
	Union Pacific Corp. 3.799% 4/6/2071	545	370
	United Rentals (North America), Inc. 3.875% 2/15/2031	2,035	1,820
	United Rentals (North America), Inc. 3.75% 1/15/2032	215	188
	XPO, Inc. 7.125% 6/1/2031[5]	800	824

			110,204

Information technology 0.38%	Accenture Capital, Inc. 4.25% 10/4/2031	5,283	5,078
	Accenture Capital, Inc. 4.50% 10/4/2034	4,969	4,724
	Adobe, Inc. 1.90% 2/1/2025	366	365
	Analog Devices, Inc. 5.05% 4/1/2034	1,281	1,280
	Analog Devices, Inc. 5.30% 4/1/2054	1,762	1,680
	Broadcom, Inc. 3.469% 4/15/2034[5]	193	167
	Cisco Systems, Inc. 4.95% 2/26/2031	3,015	3,027
	Cisco Systems, Inc. 5.05% 2/26/2034	112	112
	Cloud Software Group, Inc. 6.50% 3/31/2029[5]	2,000	1,966
	Cloud Software Group, Inc. 9.00% 9/30/2029[5]	3,750	3,812
	Cloud Software Group, Inc. 8.25% 6/30/2032[5]	2,975	3,070
	Cloud Software Group, Inc., Term Loan B1, (3-month USD CME Term SOFR + 3.50%) 7.829% 3/30/2029[9,14]	3,835	3,852
	CommScope Technologies, LLC 5.00% 3/15/2027[5]	4,553	4,076
	CommScope, LLC 6.00% 3/1/2026[5]	5,865	5,843
	CommScope, LLC 8.25% 3/1/2027[5]	1,352	1,295
	CommScope, LLC 7.125% 7/1/2028[5]	448	395
	CommScope, LLC 9.50% 12/15/2031[5]	400	415
	Diebold Nixdorf, Inc. 7.75% 3/31/2030[5]	6,575	6,766
	Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.267% 11/15/2032[9,14]	225	229
	Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[4,9,14]	2,627	2,643

American Funds Insurance Series	118

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Information technology (continued)	Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[4,9,14]	USD189	$190
	Hughes Satellite Systems Corp. 5.25% 8/1/2026	12,971	11,903
	Hughes Satellite Systems Corp. 6.625% 8/1/2026	8,528	6,791
	ION Trading Technologies SARL 9.50% 5/30/2029[5]	560	588
	McAfee Corp. 7.375% 2/15/2030[5]	400	389
	Microchip Technology, Inc. 5.05% 3/15/2029	3,000	2,995
	Microchip Technology, Inc. 5.05% 2/15/2030	2,361	2,345
	Microsoft Corp. 2.921% 3/17/2052	4,814	3,183
	NCR Atleos Corp. 9.50% 4/1/2029[5]	4,144	4,493
	NCR Voyix Corp. 5.125% 4/15/2029[5]	236	226
	Open Text Holdings, Inc. 4.125% 12/1/2031[5]	400	355
	Synaptics, Inc. 4.00% 6/15/2029[5]	875	798
	Texas Instruments, Inc. 4.60% 2/8/2029	2,480	2,474
	Texas Instruments, Inc. 4.85% 2/8/2034	1,343	1,321
	UKG, Inc. 6.875% 2/1/2031[5]	500	508
	Unisys Corp. 6.875% 11/1/2027[5]	370	361
	Viasat, Inc. 5.625% 9/15/2025[5]	150	149
	Viasat, Inc. 5.625% 4/15/2027[5]	6,668	6,461
	Viasat, Inc. 6.50% 7/15/2028[5]	1,275	1,035
	Viasat, Inc. 7.50% 5/30/2031[5]	6,626	4,615
	Viavi Solutions, Inc. 3.75% 10/1/2029[5]	355	322
	Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[2,4,7,12]	1,005	1,013
	Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[2,4,7,12]	333	335

			103,645

Materials 0.36%	Alliance Resource Operating Partners, LP 8.625% 6/15/2029[5]	500	526
	ATI, Inc. 4.875% 10/1/2029	710	677
	ATI, Inc. 5.125% 10/1/2031	1,110	1,049
	Avient Corp. 7.125% 8/1/2030[5]	855	877
	Avient Corp. 6.25% 11/1/2031[5]	170	168
	Ball Corp. 3.125% 9/15/2031	2,520	2,141
	CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[5]	460	415
	Celanese US Holdings, LLC 6.165% 7/15/2027	3,500	3,553
	Celanese US Holdings, LLC 6.80% 11/15/2030	3,466	3,590
	Celanese US Holdings, LLC 6.95% 11/15/2033	1,806	1,875
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	5,425	5,399
	Cleveland-Cliffs, Inc. 4.625% 3/1/2029[5]	3,625	3,384
	Cleveland-Cliffs, Inc. 6.875% 11/1/2029[5]	1,650	1,634
	Cleveland-Cliffs, Inc. 6.75% 4/15/2030[5]	2,275	2,228
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[5]	775	696
	Cleveland-Cliffs, Inc. 7.00% 3/15/2032[5]	2,695	2,650
	Consolidated Energy Finance SA 12.00% 2/15/2031[5]	1,630	1,567
	Coronado Finance Pty, Ltd. 9.25% 10/1/2029[5]	3,000	3,046
	CVR Partners, LP 6.125% 6/15/2028[5]	925	901
	Dow Chemical Co. (The) 4.80% 5/15/2049	485	408
	Dow Chemical Co. (The) 3.60% 11/15/2050	1,180	811
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[5]	13,045	13,032
	First Quantum Minerals, Ltd. 9.375% 3/1/2029[5]	5,370	5,718
	FXI Holdings, Inc. 12.25% 11/15/2026[5]	4,517	4,319
	FXI Holdings, Inc. 12.25% 11/15/2026[5]	2,181	2,099
	INEOS Finance PLC 6.75% 5/15/2028[5]	1,985	2,007
	INEOS Finance PLC 7.50% 4/15/2029[5]	395	405
	International Flavors & Fragrances, Inc. 1.832% 10/15/2027[5]	5,400	4,964
	Kaiser Aluminum Corp. 4.625% 3/1/2028[5]	1,795	1,690
	Linde, Inc. 1.10% 8/10/2030	2,938	2,429

119	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Materials (continued)	LSB Industries, Inc. 6.25% 10/15/2028[5]	USD1,560	$1,514
	Methanex Corp. 5.125% 10/15/2027	6,305	6,175
	Methanex US Operations Inc. 6.25% 3/15/2032[5]	655	648
	Mineral Resources, Ltd. 9.25% 10/1/2028[5]	945	993
	Mineral Resources, Ltd. 8.50% 5/1/2030[5]	1,525	1,557
	Mosaic Co. 4.05% 11/15/2027	1,050	1,030
	NOVA Chemicals Corp. 4.25% 5/15/2029[5]	1,875	1,698
	NOVA Chemicals Corp. 9.00% 2/15/2030[5]	775	819
	NOVA Chemicals Corp. 7.00% 12/1/2031[5]	1,130	1,126
	Novelis Corp. 3.875% 8/15/2031[5]	550	474
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[5]	1,715	1,615
	SCIH Salt Holdings, Inc. 6.625% 5/1/2029[5]	605	575
	Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 8.00% PIK and 7.286% Cash 1/16/2026[7,9,14]	736	743
	Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.304% Cash 10/10/2028[7,9,14]	1,217	1,214
	Veritiv Operating Co. 10.50% 11/30/2030[5]	640	690
	Warrior Met Coal, Inc. 7.875% 12/1/2028[5]	2,212	2,294
	Westlake Corp. 4.375% 11/15/2047	500	396

			97,819

Consumer staples 0.28%	7-Eleven, Inc. 0.95% 2/10/2026[5]	825	790
	BAT Capital Corp. 6.343% 8/2/2030	1,191	1,253
	BAT Capital Corp. 6.421% 8/2/2033	1,290	1,364
	BAT Capital Corp. 4.54% 8/15/2047	627	495
	Campbell’s Co. (The) 4.75% 3/23/2035	5,502	5,191
	Central Garden & Pet Co. 4.125% 4/30/2031[5]	955	845
	Coca-Cola Co. 1.00% 3/15/2028	940	843
	Coca-Cola Co. 4.65% 8/14/2034	1,806	1,757
	Constellation Brands, Inc. 3.60% 2/15/2028	625	601
	Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,238
	Coty, Inc. 4.75% 1/15/2029[5]	830	792
	Fiesta Purchaser, Inc. 9.625% 9/15/2032[5]	400	420
	J. M. Smucker Co. (The) 5.90% 11/15/2028	2,662	2,758
	J. M. Smucker Co. (The) 6.20% 11/15/2033	1,734	1,829
	J. M. Smucker Co. (The) 6.50% 11/15/2043	256	273
	J. M. Smucker Co. (The) 6.50% 11/15/2053	899	965
	Kroger Co. 5.00% 9/15/2034	4,462	4,324
	Kroger Co. 5.50% 9/15/2054	1,983	1,870
	LambWeston Holdings, Inc. 4.125% 1/31/2030[5]	2,210	2,023
	Philip Morris International, Inc. 5.125% 11/17/2027	3,073	3,111
	Philip Morris International, Inc. 4.875% 2/15/2028	6,000	6,016
	Philip Morris International, Inc. 4.625% 11/1/2029	6,764	6,675
	Philip Morris International, Inc. 5.625% 11/17/2029	1,482	1,527
	Philip Morris International, Inc. 5.125% 2/15/2030	4,166	4,189
	Philip Morris International, Inc. 5.125% 2/13/2031	2,275	2,276
	Philip Morris International, Inc. 4.75% 11/1/2031	6,194	6,061
	Philip Morris International, Inc. 4.90% 11/1/2034	6,755	6,495
	Post Holdings, Inc. 4.625% 4/15/2030[5]	2,886	2,664
	Post Holdings, Inc. 6.25% 2/15/2032[5]	279	277
	Prestige Brands, Inc. 3.75% 4/1/2031[5]	1,115	980
	Reynolds American, Inc. 5.85% 8/15/2045	2,030	1,936
	Simmons Foods, Inc. 4.625% 3/1/2029[5]	275	255
	Target Corp. 4.50% 9/15/2034	1,447	1,376
	United Natural Foods, Inc. 6.75% 10/15/2028[5]	500	493
	Walgreens Boots Alliance, Inc. 3.45% 6/1/2026	750	727

			74,689

American Funds Insurance Series	120

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Utilities 0.22%	Calpine Corp. 3.75% 3/1/2031[5]	USD1,975	$1,767
	Commonwealth Edison Co. 4.35% 11/15/2045	1,085	913
	Commonwealth Edison Co. 3.85% 3/15/2052	2,600	1,937
	Connecticut Light and Power Co. (The) 4.95% 8/15/2034	2,050	2,001
	Duke Energy Indiana, LLC 3.25% 10/1/2049	850	571
	Duke Energy Progress, LLC 3.70% 10/15/2046	457	341
	Duke Energy Progress, LLC 2.50% 8/15/2050	202	117
	Duke Energy Progress, LLC 2.90% 8/15/2051	91	57
	Edison International 5.25% 3/15/2032	5,945	5,885
	Electricité de France SA 6.25% 5/23/2033[5]	1,075	1,128
	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[5,12]	1,475	1,667
	Emera US Finance, LP 3.55% 6/15/2026	320	314
	Entergy Louisiana, LLC 5.15% 9/15/2034	4,400	4,331
	FirstEnergy Transmission, LLC 2.866% 9/15/2028[5]	675	626
	MidAmerican Energy Co. 5.85% 9/15/2054	875	890
	NextEra Energy Capital Holdings, Inc. 6.051% 3/1/2025	650	651
	Pacific Gas and Electric Co. 2.10% 8/1/2027	125	117
	Pacific Gas and Electric Co. 6.95% 3/15/2034	2,425	2,657
	Pacific Gas and Electric Co. 3.30% 8/1/2040	100	75
	Pacific Gas and Electric Co. 4.95% 7/1/2050	2,950	2,565
	PacifiCorp 5.30% 2/15/2031	1,404	1,417
	PacifiCorp 5.45% 2/15/2034	796	791
	PacifiCorp 5.35% 12/1/2053	3,347	3,080
	PacifiCorp 5.80% 1/15/2055	575	559
	PG&E Corp. 5.00% 7/1/2028	3,750	3,666
	PG&E Corp. 5.25% 7/1/2030	3,400	3,330
	Public Service Electric and Gas Co. 3.60% 12/1/2047	548	407
	Public Service Electric and Gas Co. 3.15% 1/1/2050	2,451	1,657
	Southern California Edison Co. 2.85% 8/1/2029	4,450	4,064
	Southern California Edison Co. 5.45% 6/1/2031	2,500	2,542
	Southern California Edison Co. 5.20% 6/1/2034	2,522	2,497
	Southern California Edison Co. 5.75% 4/1/2035	675	691
	Southern California Edison Co. 5.35% 7/15/2035	3,000	2,994
	Southern California Edison Co. 3.65% 2/1/2050	261	187
	Talen Energy Supply, LLC 8.625% 6/1/2030[5]	400	427
	Virginia Electric & Power 2.40% 3/30/2032	2,575	2,151
	Xcel Energy, Inc. 2.60% 12/1/2029	1,131	1,011

			60,081

	Total corporate bonds, notes & loans		1,679,479

Asset-backed obligations 2.45%

	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[5,8]	45	45
	Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029[5,8]	10,457	10,405
	Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029[5,8]	2,962	2,985
	Affirm, Inc., Series 2024-X1, Class A, 6.27% 5/15/2029[5,8]	1,324	1,328
	Affirm, Inc., Series 2024-X2, Class A, 5.22% 12/17/2029[5,8]	1,993	1,996
	American Credit Acceptance Receivables Trust, Series 2024-3, Class A, 5.76% 11/12/2027[5,8]	1,945	1,954
	American Credit Acceptance Receivables Trust, Series 2024-4, Class A, 4.81% 3/13/2028[5,8]	765	765
	American Credit Acceptance Receivables Trust, Series 2024-3, Class B, 5.66% 8/14/2028[5,8]	1,482	1,497
	American Credit Acceptance Receivables Trust, Series 2024-3, Class C, 5.73% 7/12/2030[5,8]	3,718	3,760
	American Credit Acceptance Receivables Trust, Series 2024-4, Class C, 4.91% 8/12/2031[5,8]	1,122	1,117

121	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[8]	USD439	$439
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029[5,8]	8,500	8,443
Avant Credit Card Master Trust, Series 2024-2A, Class B, 5.73% 5/15/2029[5,8]	4,575	4,545
Avant Credit Card Master Trust, Series 2024-2A, Class C, 6.41% 5/15/2029[5,8]	3,030	3,010
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[5,8]	20,244	19,767
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[5,8]	138	136
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[5,8]	11,617	11,083
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[5,8]	32,377	33,033
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,8]	5,535	5,703
Ballyrock, Ltd., CLO, Series 2019-2A, Class A1R, (3-month USD CME Term SOFR + 1.40%) 5.921% 2/20/2036[5,8,9]	7,810	7,822
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[5,8]	202	197
BofA Auto Trust, Series 2024-1, Class A3, 5.35% 11/15/2028[5,8]	2,756	2,791
Bridgecrest Lending Auto Securitization Trust, Series 2024-3, Class A2, 5.54% 2/16/2027[8]	1,899	1,902
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A2, 4.84% 9/15/2027[8]	890	891
Bridgecrest Lending Auto Securitization Trust, Series 2024-3, Class A3, 5.34% 4/17/2028[8]	2,440	2,453
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A3, 4.72% 9/15/2028[8]	955	956
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class B, 4.77% 8/15/2030[8]	1,874	1,872
CarMax Auto Owner Trust, Series 2024-2, Class A2A, 5.65% 5/17/2027[8]	4,091	4,112
CarMax Auto Owner Trust, Series 2024-3, Class A3, 4.89% 7/16/2029[8]	9,601	9,661
CarMax Select Receivables Trust, Series 2024-A, Class A2A, 5.78% 9/15/2027[8]	1,229	1,236
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[5,8]	4,276	3,811
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[5,8]	254	240
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD CME Term SOFR + 1.231%) 5.849% 7/27/2030[5,8,9]	162	162
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[5,8]	5,140	5,024
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[5,8]	1,711	1,539
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[5,8]	6,034	5,723
Chase Auto Owner Trust, Series 2024-2, Class A2, 5.66% 5/26/2027[5,8]	3,654	3,671
Chase Auto Owner Trust, Series 2024-4A, Class A2, 5.25% 9/27/2027[5,8]	5,203	5,225
Chase Auto Owner Trust, Series 2024-3, Class A2, 5.53% 9/27/2027[5,8]	5,082	5,110
Chase Auto Owner Trust, Series 2024-4A, Class A3, 4.94% 7/25/2029[5,8]	5,924	5,958
Chase Auto Owner Trust, Series 2024-3, Class A3, 5.22% 7/25/2029[5,8]	4,751	4,805
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[5,8]	1,064	976
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[5,8]	3,996	3,668
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[5,8]	848	780
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[5,8]	1,170	1,058
CNH Equipment Trust, Series 2024-B, Class A2A, 5.42% 10/15/2027[8]	4,015	4,039
CPS Auto Receivables Trust, Series 2024-C, Class A, 5.88% 2/15/2028[5,8]	1,668	1,678
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033[5,8]	1,958	1,993
Daimler Trucks Retail Trust, Series 2024-1, Class A2, 5.60% 4/15/2026[8]	3,305	3,316
Daimler Trucks Retail Trust, Series 2024-1, Class A3, 5.49% 12/15/2027[8]	3,457	3,503
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[5,8]	278	278
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 5.898% 4/15/2028[5,8,9]	556	556
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[5,8]	245	224
Enterprise Fleet Financing, LLC, Series 2024-2, Class A2, 5.74% 12/20/2026[5,8]	960	968
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027[5,8]	3,956	3,986
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[5,8]	718	716

American Funds Insurance Series	122

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[5,8]	USD1,269	$1,268
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[5,8]	2,388	2,406
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032[5,8]	2,869	2,876
First National Master Note Trust, Series 2024-1, Class A, 5.34% 5/15/2030[8]	4,430	4,475
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[5,8]	5,557	5,418
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[5,8]	9,605	9,600
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[5,8]	8,861	8,833
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[5,8]	6,693	6,822
Ford Credit Auto Owner Trust, Series 2024-1, Class A, 4.87% 8/15/2036[5,8,9]	15,000	15,045
Ford Credit Floorplan Master Owner Trust, Series 2024-3, Class A1, 4.30% 9/15/2029[5,8]	3,235	3,206
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[5,8]	498	460
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[5,8]	200	186
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[5,8]	1,710	1,646
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[5,8]	7,205	6,790
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[5,8]	9,080	8,576
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[5,8]	2,998	2,738
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[5,8]	4,468	4,110
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[5,8]	354	322
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029[5,8]	1,188	1,183
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[8]	1,774	1,784
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[5,8]	9,657	10,020
GM Financial Revolving Receivables Trust, Series 2024-2, Class A, 4.52% 3/11/2037[5,8]	7,553	7,475
GM Financial Securitized Term Auto Receivables Trust, Series 2024-1, Class A3, 4.85% 12/18/2028[8]	2,372	2,385
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,5,8]	5,930	5,930
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class A, 1.99% 6/25/2026[5,8]	8,089	8,028
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[5,8]	8,390	8,346
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[5,8]	4,900	4,607
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[5,8]	4,960	4,808
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030[5,8]	7,111	7,324
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[5,8]	10,307	9,683
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[5,8]	685	645
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[5,8]	429	404
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029[5,8]	5,324	5,364
Honda Auto Receivables Owner Trust, Series 2023-3, Class A2, 5.71% 3/18/2026[8]	1,860	1,863
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[8]	1,084	1,088
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049[5,8]	2,584	2,511
Hyundai Auto Receivables Trust, Series 2024-A, Class A3, 4.99% 2/15/2029[8]	3,557	3,585
John Deere Owner Trust, Series 2024-A, Class A3, 4.96% 11/15/2028[8]	3,229	3,256
LAD Auto Receivables Trust, Series 2024-3A, Class A2, 4.64% 11/15/2027[5,8]	2,507	2,509
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[5,8]	2,594	2,614
LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029[5,8]	1,065	1,061
LAD Auto Receivables Trust, Series 2024-3A, Class A4, 4.60% 12/17/2029[5,8]	562	557
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[5,8]	3,475	3,496
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069[5,8]	3,480	3,106
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[5,8]	4,381	3,872
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[5,8]	5,354	4,927
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062[5,8]	6,341	5,830
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[5,8]	3,578	3,313
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[5,8]	6,076	5,630
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[5,8]	23,051	21,275
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 5.857% 7/25/2030[5,8,9]	1,138	1,139
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 5.979% 7/20/2031[5,8,9]	1,653	1,653
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD CME Term SOFR + 1.062%) 5.718% 10/15/2029[5,8,9]	2,241	2,244

123	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD CME Term SOFR + 1.662%) 6.318% 10/15/2029[5,8,9]	USD5,378	$5,387
Palmer Square Loan Funding, Ltd., Series 2024-2A, Class A1N, (3-month USD CME Term SOFR + 1.00%) 5.45% 1/15/2033[5,8,9]	4,691	4,691
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[5,8]	5,912	5,964
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[8]	2,725	2,563
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class A1, 5.842% 9/15/2039[5,8]	879	885
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class AF, (1-month USD CME Term SOFR + 0%) 6.097% 9/15/2039[5,8,9]	656	658
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 5.858% 10/15/2030[5,8,9]	1,630	1,630
Santander Drive Auto Receivables Trust, Series 2024-1, Class A2, 5.71% 2/16/2027[8]	1,038	1,040
Santander Drive Auto Receivables Trust, Series 2023-4, Class A2, 6.18% 2/16/2027[8]	383	383
Santander Drive Auto Receivables Trust, Series 2024-2, Class A2, 5.80% 9/15/2027[8]	4,235	4,249
Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25% 4/17/2028[8]	738	741
Santander Drive Auto Receivables Trust, Series 2024-2, Class A3, 5.63% 11/15/2028[8]	5,474	5,527
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[8]	5,062	5,134
Santander Drive Auto Receivables Trust, Series 2024-4, Class A3, 4.85% 1/16/2029[8]	5,394	5,411
SBNA Auto Lease Trust, Series 2024-A, Class A2, 5.45% 1/20/2026[5,8]	1,841	1,844
SBNA Auto Lease Trust, Series 2024-A, Class A3, 5.39% 11/20/2026[5,8]	4,498	4,524
SBNA Auto Lease Trust, Series 2024-B, Class A2, 5.67% 11/20/2026[5,8]	768	772
SBNA Auto Lease Trust, Series 2024-B, Class A3, 5.56% 11/22/2027[5,8]	1,412	1,430
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A2, 4.71% 5/22/2028[5,8]	2,933	2,937
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[5,8]	3,573	3,606
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A3, 4.55% 6/20/2030[5,8]	3,310	3,307
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD CME Term SOFR + 0.844%) 5.242% 1/15/2053[5,8,9]	4,264	4,213
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[5,8]	2,939	2,689
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[5,8]	3,159	3,024
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[5,8]	2,465	2,370
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[5,8]	1,207	1,158
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[5,8]	977	935
Subway Funding, LLC, Series 2024-3, Class A2I, 5.246% 7/30/2054[5,8]	5,279	5,152
Subway Funding, LLC, Series 2024-3A, Class A2II, 5.566% 7/30/2054[5,8]	6,232	6,074
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[5,8]	1,753	1,681
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[8]	3,169	3,215
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[5,8]	1,320	1,227
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[5,8]	601	557
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046[5,8]	751	680
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[5,8]	2,169	1,983
T-Mobile US Trust, Series 2024-1, Class A, 5.05% 9/20/2029[5,8]	6,229	6,277
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[5,8]	8,337	8,229
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[5,8,9]	7,257	6,981
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[8]	5,253	5,296
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029[8]	2,033	2,056
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[5,8]	8,170	7,438
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[5,8]	1,459	1,300
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031[5,8]	1,363	1,381
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[8]	8,460	8,467
Verizon Master Trust, Series 2024-1, Class A1A, 5.00% 12/20/2028[8]	4,292	4,316
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[8,12]	7,481	7,486
Verizon Master Trust, Series 2024-3, Class A1A, 5.34% 4/22/2030[8]	10,500	10,687
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[5,8]	8,981	9,015
Verizon Master Trust., Series 24-5, Class A, 5.00% 6/21/2032[5,8]	1,042	1,054
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[5,8]	3,076	3,084
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,8]	668	669

American Funds Insurance Series	124

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)

	Westlake Automobile Receivables Trust, Series 2024-3A, Class A3, 4.71% 4/17/2028[5,8]	USD2,142	$2,142
	Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[5,8]	2,794	2,824
	Westlake Automobile Receivables Trust, Series 2024-3A, Class B, 4.72% 11/15/2029[5,8]	7,276	7,265
	Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032[5,8]	572	573
	World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030[8]	7,845	7,890
	World Omni Select Auto Trust, Series 2024-A, Class A2A, 5.37% 2/15/2028[8]	4,551	4,570
	World Omni Select Auto Trust, Series 2024-A, Class A3, 4.98% 2/15/2030[8]	4,623	4,649

			664,493

Bonds & notes of governments & government agencies outside the U.S. 0.14%

	Chile (Republic of) 4.85% 1/22/2029	4,500	4,461
	CPPIB Capital, Inc. 2.75% 11/2/2027[5]	6,600	6,302
	OMERS Finance Trust 3.50% 4/19/2032[5]	4,315	3,922
	OMERS Finance Trust 4.00% 4/19/2052[5]	4,315	3,354
	Panama (Republic of) 7.50% 3/1/2031	1,970	2,001
	Panama (Republic of) 2.252% 9/29/2032	4,805	3,370
	Panama (Republic of) 8.00% 3/1/2038	1,495	1,502
	Panama (Republic of) 4.50% 1/19/2063	1,035	609
	Peru (Republic of) 1.862% 12/1/2032	2,525	1,916
	Peru (Republic of) 5.875% 8/8/2054	2,310	2,209
	Peru (Republic of) 2.78% 12/1/2060	3,775	1,998
	Qatar (State of) 4.00% 3/14/2029[5]	745	726
	Qatar (State of) 4.817% 3/14/2049[5]	750	679
	United Mexican States 2.659% 5/24/2031	2,703	2,200
	United Mexican States 3.50% 2/12/2034	1,790	1,428
	United Mexican States 3.771% 5/24/2061	1,528	871

			37,548

Municipals 0.09%

Florida 0.04%	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027	5,335	4,949
	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030	5,365	4,628

			9,577

Illinois 0.01%	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	3,882	3,845

Ohio 0.02%	Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031	4,990	4,410

Puerto Rico 0.00%	G.O. Taxable Bonds, Capital Appreciation Bonds, Series 2022, 0% 11/1/2051	451	280

Wisconsin 0.02%	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	5,785	5,495

	Total municipals		23,607

	Total bonds, notes & other debt instruments (cost: $7,127,606,000)		6,892,327

125	American Funds Insurance Series

Asset Allocation Fund (continued)

Investment funds 5.05%	Shares	Value (000)

Capital Group Central Corporate Bond Fund[17]	165,022,208	$1,368,034

Total Investment funds (cost: $1,540,284,000)		1,368,034

Short-term securities 3.16%

Money market investments 3.16%

Capital Group Central Cash Fund 4.50%[17,18]	8,555,757	855,747

Total short-term securities (cost: $855,531,000)		855,747

Total investment securities 101.12% (cost: $20,007,939,000)		27,389,314
Other assets less liabilities (1.12)%		(303,634)

Net assets 100.00%		$27,085,680

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

2 Year U.S. Treasury Note Futures	Long	6,487	4/3/2025	USD1,333,788	$(913)
5 Year U.S. Treasury Note Futures	Long	3,953	4/3/2025	420,223	(2,738)
10 Year U.S. Treasury Note Futures	Long	1,427	3/31/2025	155,186	(2,315)
10 Year Ultra U.S. Treasury Note Futures	Short	380	3/31/2025	(42,299)	625
20 Year U.S. Treasury Note Futures	Long	491	3/31/2025	55,897	(2,023)
30 Year Ultra U.S. Treasury Bond Futures	Short	930	3/31/2025	(110,583)	4,440

					$(2,924)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2024 (000)	(received) (000)	at 12/31/2024 (000)

4.072%	Annual	SOFR	Annual	11/8/2026	USD266,578	$(119)	$–	$(119)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

CDX.NA.HY.43	5.00%	Quarterly	12/20/2029	USD25,175	$(1,943)	$(2,090)	$147

American Funds Insurance Series	126

Asset Allocation Fund (continued)

Swap contracts (continued)

Credit default swaps (continued)

Centrally cleared credit default swaps on credit indices – sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (000)	[19]	Value at 12/31/2024 (000)	[20]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

CDX.NA.IG.43	1.00%	Quarterly	12/20/2029	USD33,772		$755		$759	$(4)

Investments in affiliates[17]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Investment funds 5.05%
Capital Group Central Corporate Bond Fund	$1,406,015	$141,579	$146,359		$(28,062)	$(5,139)	$1,368,034	$62,657

Short-term securities 3.16%
Money market investments 3.16%
Capital Group Central Cash Fund 4.50%[18]	2,395,658	4,459,342	5,999,810		125	432	855,747	105,158

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.50%[18]	1,991		1,991	[21]			–	–	[22]

Total short-term securities							855,747

Total 8.21%					$(27,937)	$(4,707)	$2,223,781	$167,815

Restricted securities[4]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc.[1,2]	8/22/2014	$6,949	$16,254		.06%
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[9,14]	9/13/2023	2,582	2,643	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[9,14]	9/13/2023-12/13/2024	189	190	.00	[23]
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[2,7,12]	6/23/2023	983	1,013	.01
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[2,7,12]	10/22/2024	321	335	.00	[23]
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[2]	7/9/2021	50,000	49	.00	[23]

Total		$61,024	$20,484		.08%

127	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $20,484,000, which represented .08% of the net assets of the fund.

[5]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,414,646,000, which represented 5.22% of the net assets of the fund.

[6]

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $2,273,000, which represented 0.01% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $26,539,000, which represented .10% of the net assets of the fund.
[11]	Purchased on a TBA basis.
[12]	Step bond; coupon rate may change at a later date.
[13]	Index-linked bond whose principal amount moves with a government price index.
[14]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $30,492,000, which represented .11% of the net assets of the fund.

[15]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[16]	Scheduled interest and/or principal payment was not received.
[17]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[18]	Rate represents the seven-day yield at 12/31/2024.
[19]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[20]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

[21]	Represents net activity. Refer to Note 5 for more information on securities lending.
[22]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[23]	Amount less than .01%.

Key to abbreviation(s)
ADR = American Depositary Receipts	Fncg. = Financing
Assn. = Association	G.O. = General Obligation
Auth. = Authority	LIBOR = London Interbank Offered Rate
CAD = Canadian dollars	PIK = Payment In Kind
CLO = Collateralized Loan Obligations	REIT = Real Estate Investment Trust
CME = CME Group	Rev. = Revenue
CMO = Collateralized Mortgage Obligations	SOFR = Secured Overnight Financing Rate
DAC = Designated Activity Company	TBA = To be announced
EUR = Euros	USD = U.S. dollars
Fin. = Finance	UST = U.S. Treasury

Refer to the notes to financial statements.

American Funds Insurance Series	128

American Funds Global Balanced Fund

Investment portfolio December 31, 2024

Common stocks 63.35%		Shares	Value (000)

Information technology 11. 84%	Broadcom, Inc.	61,560	$14,272
	Microsoft Corp.	27,395	11,547
	Apple, Inc.	26,578	6,656
	Taiwan Semiconductor Manufacturing Co., Ltd.	162,000	5,290
	Accenture PLC, Class A	8,203	2,886
	Texas Instruments, Inc.	10,951	2,053
	ASML Holding NV	1,964	1,381
	TDK Corp.	94,500	1,216
	Salesforce, Inc.	3,008	1,006
	GlobalWafers Co., Ltd.	11,000	128

			46,435

Health care 8.68%	Sanofi	50,615	4,895
	Gilead Sciences, Inc.	42,637	3,938
	Eli Lilly and Co.	4,567	3,526
	Abbott Laboratories	30,893	3,494
	Novo Nordisk AS, Class B	36,318	3,126
	Vertex Pharmaceuticals, Inc.[1]	5,715	2,301
	UnitedHealth Group, Inc.	4,248	2,149
	DexCom, Inc.[1]	27,563	2,144
	Stryker Corp.	3,621	1,304
	Molina Healthcare, Inc.[1]	3,729	1,085
	GE HealthCare Technologies, Inc.	13,706	1,072
	Alnylam Pharmaceuticals, Inc.[1]	4,275	1,006
	Medtronic PLC	12,269	980
	AbbVie, Inc.	5,437	966
	Danaher Corp.	2,127	488
	Novartis AG	4,265	415
	Takeda Pharmaceutical Co., Ltd.	15,400	408
	BioMarin Pharmaceutical, Inc.[1]	5,924	389
	AstraZeneca PLC	2,816	367

			34,053

Industrials 8.68%	RTX Corp.	52,786	6,108
	Carrier Global Corp.	40,530	2,767
	nVent Electric PLC	33,642	2,293
	Safran SA	10,357	2,263
	General Dynamics Corp.	8,449	2,226
	Volvo AB, Class B	74,304	1,803
	BAE Systems PLC	124,476	1,786
	Daikin Industries, Ltd.	15,000	1,757
	Recruit Holdings Co., Ltd.	20,700	1,440
	Honeywell International, Inc.	5,891	1,331
	Deutsche Post AG	37,249	1,311
	Uber Technologies, Inc.[1]	21,398	1,291
	CSX Corp.	34,421	1,111
	Airbus SE, non-registered shares	5,276	841
	Melrose Industries PLC	112,888	782
	Kingspan Group PLC	10,499	764
	PACCAR, Inc.	6,057	630
	Rolls-Royce Holdings PLC[1]	88,249	628
	United Rentals, Inc.	748	527
	General Electric Co.	2,693	449
	Waste Management, Inc.	2,097	423
	Caterpillar, Inc.	1,122	407
	L3Harris Technologies, Inc.	1,918	403

129	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)		Shares		Value (000)

Industrials (continued)	Boeing Co. (The)[1]	1,990		$352
	AtkinsRealis Group, Inc.	6,542		347
	GE Vernova, Inc.	–	[2]	–	[2]

				34,040

Financials 8.46%	Chubb, Ltd.	13,443		3,714
	Banco Bilbao Vizcaya Argentaria, SA	344,765		3,376
	B3 SA - Brasil, Bolsa, Balcao	1,784,523		3,061
	ING Groep NV	183,880		2,875
	Morgan Stanley	19,546		2,457
	Münchener Rückversicherungs-Gesellschaft AG	4,492		2,260
	HDFC Bank, Ltd. (ADR)	26,702		1,705
	HDFC Bank, Ltd.	24,510		507
	BlackRock, Inc.	1,989		2,039
	JPMorgan Chase & Co.	7,665		1,837
	Zurich Insurance Group AG	2,796		1,661
	AIA Group, Ltd.	224,400		1,623
	Standard Chartered PLC	94,601		1,165
	Mizuho Financial Group, Inc.	36,600		893
	Capital One Financial Corp.	4,566		814
	BNP Paribas SA	11,330		694
	Progressive Corp.	2,507		601
	Great-West Lifeco, Inc.	16,747		556
	3i Group PLC	9,651		429
	Bank Central Asia Tbk PT	571,400		343
	Aegon, Ltd.	53,229		315
	PNC Financial Services Group, Inc.	1,482		286

				33,211

Consumer discretionary 5.73%	Amazon.com, Inc.[1]	24,275		5,326
	Home Depot, Inc.	9,066		3,527
	LVMH Moët Hennessy-Louis Vuitton SE	3,460		2,262
	Ferrari NV	3,551		1,509
	Ferrari NV (EUR denominated)	783		336
	Royal Caribbean Cruises, Ltd.	7,800		1,799
	Compagnie Financière Richemont SA, Class A	9,443		1,435
	InterContinental Hotels Group PLC	8,788		1,095
	Midea Group Co., Ltd., Class A	100,950		1,039
	Las Vegas Sands Corp.	17,843		916
	McDonald’s Corp.	2,405		697
	Sony Group Corp.	29,000		613
	Hasbro, Inc.	10,679		597
	Starbucks Corp.	6,260		571
	adidas AG	1,550		381
	Restaurant Brands International, Inc.	5,826		380

				22,483

Communication services 5.11%	Alphabet, Inc., Class A	33,356		6,314
	Alphabet, Inc., Class C	7,289		1,388
	Meta Platforms, Inc., Class A	12,664		7,415
	Netflix, Inc.[1]	2,102		1,874
	Comcast Corp., Class A	24,957		937
	TELUS Corp.	67,043		909
	Omnicom Group, Inc.	9,636		829
	Universal Music Group NV	14,322		365

				20,031

American Funds Insurance Series	130

American Funds Global Balanced Fund (continued)

Common stocks (continued)		Shares		Value (000)

Consumer staples 4.69%	Philip Morris International, Inc.	30,773		$3,703
	Imperial Brands PLC	114,472		3,658
	ITC, Ltd.	599,504		3,385
	Ajinomoto Co., Inc.	62,950		2,561
	British American Tobacco PLC	55,322		2,006
	Suntory Beverage & Food, Ltd.	52,600		1,670
	Nestlé SA	10,472		859
	Seven & i Holdings Co., Ltd.	36,800		577

				18,419

Materials 3.67%	Freeport-McMoRan, Inc.	128,581		4,896
	Glencore PLC	400,493		1,761
	Linde PLC	4,202		1,759
	Smurfit Westrock PLC	27,112		1,460
	Air Products and Chemicals, Inc.	4,981		1,445
	International Paper Co.	20,944		1,127
	Rio Tinto PLC	11,644		686
	Vale SA (ADR), ordinary nominative shares	58,771		521
	Air Liquide SA	2,448		396
	Celanese Corp.	4,784		331
	Nitto Denko Corp.	700		12

				14,394

Utilities 3.35%	DTE Energy Co.	26,692		3,223
	Constellation Energy Corp.	10,637		2,379
	PG&E Corp.	83,540		1,686
	E.ON SE	142,043		1,654
	Duke Energy Corp.	15,182		1,636
	SembCorp Industries, Ltd.	265,900		1,074
	CenterPoint Energy, Inc.	24,735		785
	Dominion Energy, Inc.	12,884		694
	Power Grid Corporation of India, Ltd.	–	[2]	–	[2]

				13,131

Energy 2.42%	Canadian Natural Resources, Ltd. (CAD denominated)	151,046		4,663
	Shell PLC (GBP denominated)	49,182		1,527
	TC Energy Corp. (CAD denominated)	32,374		1,509
	Chevron Corp.	7,358		1,066
	Neste OYJ	40,968		517
	Cameco Corp. (CAD denominated)	4,130		212

				9,494

Real estate 0.72%	CTP NV	100,906		1,552
	Embassy Office Parks REIT	293,448		1,266

				2,818

	Total common stocks (cost: $188,641,000)			248,509

Preferred securities 0.06%

Consumer discretionary 0.06%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	3,986		241

	Total preferred securities (cost: $323,000)			241

131	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Convertible stocks 0.35%		Shares	Value (000)

Utilities 0.35%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	33,700	$1,379

	Total convertible stocks (cost: $1,445,000)		1,379

Bonds, notes & other debt instruments 30.24%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 13.31%
	Agricultural Development Bank of China 3.75% 1/25/2029	CNY550	82
	Asian Development Bank 1.125% 6/10/2025	GBP100	123
	Asian Development Bank 6.20% 10/6/2026	INR1,990	23
	Asian Development Bank 6.72% 2/8/2028	18,000	210
	Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD115	61
	Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	725	405
	Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	700	414
	Austria (Republic of) 0% 2/20/2031	EUR500	444
	Austria (Republic of) 2.90% 2/20/2034	120	126
	Bank Gospodarstwa Krajowego 6.25% 7/9/2054[3]	USD445	437
	Belgium (Kingdom of), Series 97, 3.00% 6/22/2033	EUR270	283
	Brazil (Federative Republic of) 10.00% 1/1/2029	BRL2,230	304
	Brazil (Federative Republic of) 10.00% 1/1/2031	12,103	1,562
	Brazil (Federative Republic of) 6.00% 8/15/2040[4]	220	31
	Brazil (Federative Republic of) 6.00% 8/15/2050[4]	1,584	214
	Brazil (Federative Republic of) 6.00% 8/15/2060[4]	220	29
	Bulgaria (Republic of) 4.50% 1/27/2033	EUR120	135
	Canada 2.25% 6/1/2025	CAD1,400	971
	Canada 0.25% 3/1/2026	246	166
	Canada (Government) 3.50% 3/1/2028	1,119	793
	Canada (Government) 1.50% 12/1/2031	840	527
	Chile (Republic of) 4.70% 9/1/2030	CLP55,000	52
	China (People’s Republic of), Series INBK, 2.64% 1/15/2028	CNY4,100	585
	China (People’s Republic of), Series INBK, 2.37% 1/15/2029	3,860	549
	China (People’s Republic of), Series INBK, 2.62% 6/25/2030	1,970	285
	China (People’s Republic of), Series INBK, 2.88% 2/25/2033	12,270	1,835
	China (People’s Republic of), Series INBK, 2.27% 5/25/2034	6,020	867
	China (People’s Republic of), Series INBK, 2.11% 8/25/2034	9,850	1,400
	China (People’s Republic of), Series INBK, 3.00% 10/15/2053	820	137
	China Development Bank Corp., Series 2008, 2.89% 6/22/2025	1,860	257
	China Development Bank Corp., Series 2004, 3.43% 1/14/2027	1,060	151
	China Development Bank Corp., Series 2009, 3.39% 7/10/2027	8,580	1,232
	China Development Bank Corp., Series 1805, 4.88% 2/9/2028	2,040	309
	Estonia (Republic of) 3.25% 1/17/2034	EUR160	168
	European Bank for Reconstruction and Development 5.00% 1/15/2026	INR7,100	82
	European Bank for Reconstruction and Development 5.25% 1/12/2027	10,100	115
	European Bank for Reconstruction and Development 6.30% 10/26/2027	4,300	49
	European Investment Bank 0.375% 9/15/2027	EUR110	108
	European Investment Bank 0.25% 1/20/2032	860	760
	European Union 0% 7/6/2026	100	100
	European Union 0.25% 10/22/2026	50	50
	European Union 2.875% 12/6/2027	50	53
	Export-Import Bank of Thailand 5.354% 5/16/2029	USD200	202
	French Republic O.A.T. 0.75% 2/25/2028	EUR410	403
	French Republic O.A.T. 0% 11/25/2030	1,320	1,165
	French Republic O.A.T. 2.00% 11/25/2032	610	588
	French Republic O.A.T. 3.25% 5/25/2045	160	159
	Germany (Federal Republic of) 2.50% 3/13/2025	845	875
	Germany (Federal Republic of) 0% 2/15/2032	540	480
	Germany (Federal Republic of) 1.70% 8/15/2032	674	673
	Germany (Federal Republic of) 2.30% 2/15/2033	300	311
	Germany (Federal Republic of) 2.20% 2/15/2034	100	102
	Germany (Federal Republic of) 1.00% 5/15/2038	180	154
	Germany (Federal Republic of) 0% 8/15/2050	300	164

American Funds Insurance Series	132

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Germany (Federal Republic of) 0% 8/15/2052	EUR80	$41
Greece (Hellenic Republic of) 3.375% 2/15/2025	5	5
Greece (Hellenic Republic of) 3.875% 6/15/2028	65	71
Greece (Hellenic Republic of) 1.50% 6/18/2030	90	88
Greece (Hellenic Republic of) 1.75% 6/18/2032	530	505
Indonesia (Republic of), Series 64, 6.125% 5/15/2028	IDR1,165,000	71
Indonesia (Republic of), Series 95, 6.375% 8/15/2028	1,767,000	108
Indonesia (Republic of), Series 71, 9.00% 3/15/2029	4,437,000	295
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	3,301,000	214
Indonesia (Republic of), Series 87, 6.50% 2/15/2031	1,253,000	76
Indonesia (Republic of), Series 96, 7.00% 2/15/2033	13,435,000	834
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	3,654,000	221
Inter-American Development Bank 7.00% 1/25/2029	INR47,000	545
International Bank for Reconstruction and Development 6.75% 9/8/2027	15,800	183
International Bank for Reconstruction and Development 6.75% 7/13/2029	16,200	186
Ireland (Republic of) 2.60% 10/18/2034	EUR100	103
Ireland (Republic of) 3.00% 10/18/2043	150	159
Israel (State of) 4.50% 1/17/2033	USD200	184
Japan, Series 150, 0.005% 12/20/2026	JPY84,950	534
Japan, Series 151, 0.005% 3/20/2027	201,500	1,265
Japan, Series 346, 0.10% 3/20/2027	134,150	844
Japan, Series 352, 0.10% 9/20/2028	61,950	386
Japan, Series 363, 0.10% 6/20/2031	7,500	46
Japan, Series 373, 0.60% 12/20/2033	55,750	342
Japan, Series 152, 1.20% 3/20/2035	242,550	1,553
Japan, Series 176, 0.50% 3/20/2041	109,950	585
Japan, Series 179, 0.50% 12/20/2041	50,500	264
Japan, Series 42, 1.70% 3/20/2044	74,550	463
Japan, Series 37, 0.60% 6/20/2050	26,950	121
Japan, Series 74, 1.00% 3/20/2052	84,000	405
Japan, Series 76, 1.40% 9/20/2052	47,500	252
Japan, Series 77, 1.60% 12/20/2052	68,100	378
Japan, Series 84, 2.10% 9/20/2054	82,450	507
Magyar Export-Import Bank 6.00% 5/16/2029	EUR100	112
Netherlands (Kingdom of the) 5.50% 1/15/2028	100	114
New South Wales Treasury Corp. 4.75% 2/20/2035	AUD400	241
New South Wales Treasury Corp. 4.25% 2/20/2036	670	382
Norway (Kingdom of) 1.75% 9/6/2029	NOK735	59
Nova Scotia (Province of) 3.15% 12/1/2051	CAD170	97
Panama (Republic of) 7.50% 3/1/2031	USD200	203
Panama (Republic of) 6.40% 2/14/2035	200	182
Panama (Republic of) 7.875% 3/1/2057	1,130	1,093
Philippines (Republic of) 0.25% 4/28/2025	EUR100	102
Philippines (Republic of) 1.648% 6/10/2031	USD200	161
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN410	88
Portugal Republic 0.475% 10/18/2030	EUR230	214
Portugal Republic 3.50% 6/18/2038	230	249
Quebec (Province of) 3.35% 7/23/2039	290	302
Republic of Italy 1.35% 4/1/2030	550	528
Republic of Italy 4.20% 3/1/2034	1,675	1,845
Republic of Italy 4.50% 10/1/2053	210	232
Republic of Italy 4.30% 10/1/2054	200	212
Republic Of Italy 4.40% 5/1/2033	1,200	1,344
Republic Of Italy 4.35% 11/1/2033	740	825
Romania 2.125% 3/7/2028	130	127
South Africa (Republic of), Series R-214, 6.50% 2/28/2041	ZAR4,235	150
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW348,590	235
South Korea (Republic of), Series 3212, 4.25% 12/10/2032	1,831,500	1,349
Spain (Kingdom of) 0% 1/31/2027	EUR335	331
Spain (Kingdom of) 0.80% 7/30/2027	490	488
Spain (Kingdom of) 0.50% 10/31/2031	165	148

133	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Spain (Kingdom of) 3.15% 4/30/2033	EUR317	$334
	Spain (Kingdom of) 3.55% 10/31/2033	370	401
	Spain (Kingdom of) 3.25% 4/30/2034	120	127
	Spain (Kingdom of) 3.45% 10/31/2034	240	257
	Turkey (Republic of) 7.125% 7/17/2032	USD200	199
	Turkey (Republic of), Series 5Y, 12.60% 10/1/2025	TRY14,240	338
	Turkey (Republic of), Series 5Y, 17.30% 7/19/2028	1,090	22
	United Kingdom 1.25% 7/22/2027	GBP410	477
	United Kingdom 0.375% 10/22/2030	490	494
	United Kingdom 1.00% 1/31/2032	750	748
	United Kingdom 4.25% 6/7/2032	785	975
	United Kingdom 3.25% 1/22/2044	234	228
	United Kingdom 1.25% 7/31/2051	413	231
	United Kingdom 4.375% 7/31/2054	235	261
	United Kingdom 2.50% 7/22/2065	340	242
	United Mexican States, Series M, 5.75% 3/5/2026	MXN10,710	490
	United Mexican States, Series M, 7.75% 11/23/2034	3,130	126
	United Mexican States, Series M, 8.00% 11/7/2047	5,120	190
	United Mexican States, Series M, 8.00% 7/31/2053	28,580	1,041
	United Mexican States, Series S, 4.00% 10/29/2054[4]	523	19

			52,207

Corporate bonds, notes & loans 6.33%

Financials 1.54%	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[5]	EUR330	311
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[3,5]	USD200	204
	AIB Group PLC 5.75% 2/16/2029 (1-year EUR Mid-Swap + 2.85% on 2/16/2028)[5]	EUR200	224
	Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[5]	100	110
	Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[5]	USD161	162
	BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[5]	625	648
	BPCE SA 4.50% 1/13/2033	EUR100	109
	CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[3,5]	USD200	205
	Chubb INA Holdings, LLC 3.35% 5/3/2026	10	10
	Chubb INA Holdings, LLC 4.35% 11/3/2045	20	17
	Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[5]	70	63
	Corebridge Financial, Inc. 3.90% 4/5/2032	59	54
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[5]	160	152
	Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[5]	EUR200	191
	DNB Bank ASA 4.00% 8/17/2027 (1-year GBP-GILT + 2.15% on 8/17/2026)[5]	GBP100	123
	Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029)[5]	USD290	296
	HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[5]	200	199
	HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[5]	360	382
	HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[5]	290	315
	ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[5]	EUR100	116
	JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[5]	USD160	156
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[5]	280	232
	KfW 1.125% 7/4/2025	GBP95	117
	Mastercard, Inc. 2.00% 11/18/2031	USD102	85
	Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028)[5]	294	301
	Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029)[5]	150	153
	Morgan Stanley 5.042% 7/19/2030 (USD-SOFR + 1.215% on 7/19/2029)[5]	119	119
	NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[5]	EUR175	165
	New York Life Insurance Co. 3.75% 5/15/2050[3]	USD23	17
	PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[5]	65	71

American Funds Insurance Series	134

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034)[5]	USD25	$25
	PT Bank Negara Indonesia (Persero) Tbk 5.28% 4/5/2029	280	279
	Royal Bank of Canada 1.20% 4/27/2026	175	167
	Wells Fargo & Co. 3.90% 7/22/2032 (3-month EUR-EURIBOR + 1.22% on 7/22/2031)[5,6]	EUR250	266

			6,044

Energy 1.00%	Ecopetrol SA 4.125% 1/16/2025	USD127	127
	Ecopetrol SA 8.625% 1/19/2029	295	313
	Ecopetrol SA 6.875% 4/29/2030	160	156
	Empresa Nacional del Petroleo 5.95% 7/30/2034[3]	200	199
	Enterprise Products Operating, LLC 4.95% 2/15/2035	25	24
	GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036[3]	225	222
	Halliburton Co. 3.80% 11/15/2025	2	2
	Kinder Morgan, Inc. 4.30% 6/1/2025	165	165
	ONEOK, Inc. 5.80% 11/1/2030	7	7
	ONEOK, Inc. 6.05% 9/1/2033	53	55
	Petroleos Mexicanos 4.25% 1/15/2025	296	295
	Petroleos Mexicanos 6.875% 10/16/2025	63	63
	Petroleos Mexicanos 6.875% 8/4/2026	211	207
	Petroleos Mexicanos 6.49% 1/23/2027	1,238	1,202
	Petroleos Mexicanos 6.84% 1/23/2030	460	421
	Raizen Fuels Finance SA 6.45% 3/5/2034[3]	200	198
	Saudi Arabian Oil Co. 5.75% 7/17/2054[3]	200	187
	Targa Resources Corp. 5.50% 2/15/2035	2	2
	TotalEnergies Capital SA 5.488% 4/5/2054	85	82

			3,927

Utilities 0.76%	American Electric Power Co., Inc. 1.00% 11/1/2025	100	97
	Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[3]	35	33
	CMS Energy Corp. 3.00% 5/15/2026	180	176
	Duke Energy Corp. 3.75% 4/1/2031	EUR100	106
	Duke Energy Progress, LLC 3.70% 9/1/2028	USD75	72
	Enel Américas SA 4.00% 10/25/2026	35	34
	Enel Finance International NV 2.125% 7/12/2028[3]	200	181
	Enfragen Energia Sur SA 5.375% 12/30/2030	200	171
	Exelon Corp. 3.40% 4/15/2026	150	148
	FirstEnergy Corp. 1.60% 1/15/2026	100	97
	Interstate Power and Light Co. 2.30% 6/1/2030	50	43
	NextEra Energy Operating Partners, LP 7.25% 1/15/2029[3]	550	563
	Pacific Gas and Electric Co. 3.15% 1/1/2026	100	98
	Pacific Gas and Electric Co. 2.95% 3/1/2026	25	25
	Pacific Gas and Electric Co. 2.10% 8/1/2027	100	93
	Pacific Gas and Electric Co. 3.30% 12/1/2027	252	241
	Pacific Gas and Electric Co. 4.65% 8/1/2028	114	113
	Pacific Gas and Electric Co. 4.55% 7/1/2030	31	30
	Pacific Gas and Electric Co. 6.15% 1/15/2033	78	81
	Pacific Gas and Electric Co. 4.95% 7/1/2050	120	104
	Pacific Gas and Electric Co. 3.50% 8/1/2050	137	94
	Public Service Company of Colorado 5.75% 5/15/2054	85	85
	Xcel Energy, Inc. 3.35% 12/1/2026	316	308

			2,993

135	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care 0.68%	AbbVie, Inc. 5.05% 3/15/2034	USD25	$25
	AbbVie, Inc. 5.35% 3/15/2044	25	24
	AbbVie, Inc. 5.40% 3/15/2054	25	24
	AbbVie, Inc. 5.50% 3/15/2064	25	24
	Amgen, Inc. 1.90% 2/21/2025	40	40
	Amgen, Inc. 2.20% 2/21/2027	30	28
	Amgen, Inc. 4.20% 3/1/2033	280	260
	Amgen, Inc. 5.65% 3/2/2053	422	407
	Becton, Dickinson and Co. 3.70% 6/6/2027	43	42
	Becton, Dickinson and Co. 4.298% 8/22/2032	320	301
	Bristol-Myers Squibb Co. 5.20% 2/22/2034	215	215
	Bristol-Myers Squibb Co. 5.55% 2/22/2054	60	58
	Bristol-Myers Squibb Co. 5.65% 2/22/2064	85	82
	CVS Health Corp. 5.40% 6/1/2029	242	242
	EMD Finance, LLC 3.25% 3/19/2025[3]	250	249
	GE HealthCare Technologies, Inc. 4.80% 8/14/2029	33	33
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	197	192
	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	21	20
	Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026	EUR100	103
	UnitedHealth Group, Inc. 4.00% 5/15/2029	USD258	249
	UnitedHealth Group, Inc. 5.625% 7/15/2054	65	63

			2,681

Communication services 0.47%	América Móvil, SAB de CV 10.125% 1/22/2029	MXN9,100	432
	América Móvil, SAB de CV 9.50% 1/27/2031	2,000	90
	AT&T, Inc. 2.75% 6/1/2031	USD165	144
	AT&T, Inc. 2.55% 12/1/2033	64	52
	Comcast Corp. 0% 9/14/2026	EUR100	99
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD45	56
	Orange 9.00% 3/1/2031[5]	65	77
	Orange 3.625% 11/16/2031	EUR100	107
	Tencent Holdings, Ltd. 3.925% 1/19/2038	USD200	170
	T-Mobile USA, Inc. 2.05% 2/15/2028	200	184
	T-Mobile USA, Inc. 3.70% 5/8/2032	EUR100	106
	T-Mobile USA, Inc. 5.15% 4/15/2034	USD115	113
	Verizon Communications, Inc. 0.375% 3/22/2029	EUR140	131
	Verizon Communications, Inc. 0.75% 3/22/2032	100	88

			1,849

Consumer discretionary 0.46%	BMW US Capital, LLC 3.90% 4/9/2025[3]	USD70	70
	Daimler Truck International Finance BV 3.875% 6/19/2029	EUR100	107
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[3]	USD150	146
	Daimler Trucks Finance North America, LLC 5.375% 1/18/2034[3]	150	149
	Ford Motor Credit Co., LLC 5.303% 9/6/2029	200	196
	General Motors Financial Co., Inc. 4.90% 10/6/2029	135	133
	Hyundai Capital America 1.50% 6/15/2026[3]	250	238
	Hyundai Capital America 2.375% 10/15/2027[3]	109	102
	McDonalds Corp. 1.60% 3/15/2031[6]	EUR100	95
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[3]	USD185	184
	Sands China, Ltd. 5.40% 8/8/2028	400	396

			1,816

Consumer staples 0.44%	Altria Group, Inc. 2.20% 6/15/2027	EUR270	276
	BAT Capital Corp. 3.215% 9/6/2026	USD62	61
	BAT Capital Corp. 4.70% 4/2/2027	67	67
	BAT Capital Corp. 3.557% 8/15/2027	105	102
	BAT Capital Corp. 3.462% 9/6/2029	75	70

American Funds Insurance Series	136

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer staples (continued)	British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[5]	EUR640	$651
	Campbell’s Co. (The) 4.75% 3/23/2035	USD107	101
	Coca-Cola Co. 1.25% 3/8/2031	EUR100	94
	Coca-Cola Co. 4.65% 8/14/2034	USD61	59
	Coca-Cola Co. 3.75% 8/15/2053	EUR125	131
	Philip Morris International, Inc. 5.75% 11/17/2032	USD110	113

			1,725

Industrials 0.40%	Boeing Co. (The) 6.528% 5/1/2034	604	633
	Canadian Pacific Railway Co. 3.10% 12/2/2051	164	107
	Carrier Global Corp. 2.242% 2/15/2025	6	6
	Carrier Global Corp. 2.493% 2/15/2027	7	7
	CSX Corp. 3.80% 4/15/2050	6	4
	CSX Corp. 2.50% 5/15/2051	75	44
	Honeywell International, Inc. 3.75% 3/1/2036	EUR100	104
	Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[3]	USD83	82
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[3]	200	195
	RTX Corp. 4.125% 11/16/2028	170	165
	Sats Treasury Pte., Ltd. 4.828% 1/23/2029	200	199

			1,546

Materials 0.24%	Braskem Netherlands Finance BV 8.50% 1/12/2031	600	602
	First Quantum Minerals, Ltd. 9.375% 3/1/2029[3]	250	266
	Vale Overseas, Ltd. 3.75% 7/8/2030	94	86

			954

Information technology 0.23%	Broadcom, Inc. 4.00% 4/15/2029[3]	21	20
	Broadcom, Inc. 4.15% 11/15/2030	70	67
	Broadcom, Inc. 3.419% 4/15/2033[3]	123	108
	Broadcom, Inc. 3.137% 11/15/2035[3]	15	12
	Lenovo Group, Ltd. 5.875% 4/24/2025	269	270
	Oracle Corp. 2.65% 7/15/2026	216	209
	SK hynix, Inc. 1.50% 1/19/2026	200	193

			879

Real estate 0.11%	American Tower Corp. 0.875% 5/21/2029	EUR130	123
	Equinix, Inc. 2.15% 7/15/2030	USD176	151
	Essex Portfolio, LP 3.50% 4/1/2025	120	120
	Essex Portfolio, LP 3.375% 4/15/2026	40	39

			433

	Total corporate bonds, notes & loans		24,847

Mortgage-backed obligations 5.87%

Federal agency mortgage-backed obligations 4.90%	Fannie Mae Pool #FS3056 2.00% 10/1/2052[7]	163	127
	Fannie Mae Pool #FS4191 5.50% 3/1/2053[7]	278	276
	Fannie Mae Pool #CB5912 6.00% 3/1/2053[7]	75	76
	Fannie Mae Pool #MA4978 5.00% 4/1/2053[7]	1,359	1,313
	Fannie Mae Pool #CB7104 5.50% 9/1/2053[7]	355	353
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[7]	471	473
	Fannie Mae Pool #FS6767 6.50% 1/1/2054[7]	33	33
	Fannie Mae Pool #MA5270 5.00% 2/1/2054[7]	790	763
	Fannie Mae Pool #MA5271 5.50% 2/1/2054[7]	22	22
	Fannie Mae Pool #MA5296 5.50% 3/1/2054[7]	15	15
	Fannie Mae Pool #MA5295 6.00% 3/1/2054[7]	3,196	3,213

137	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #MA5329 6.50% 4/1/2054[7]	USD38	$39
	Fannie Mae Pool #FS8131 5.50% 6/1/2054[7]	96	95
	Fannie Mae Pool #FS8153 6.00% 6/1/2054[7]	78	79
	Fannie Mae Pool #FS8467 5.50% 7/1/2054[7]	195	193
	Fannie Mae Pool #CB8842 5.50% 7/1/2054[7]	144	142
	Fannie Mae Pool #BU4700 6.00% 7/1/2054[7]	111	112
	Fannie Mae Pool #CB8858 6.00% 7/1/2054[7]	75	76
	Fannie Mae Pool #CB8855 6.00% 7/1/2054[7]	61	62
	Fannie Mae Pool #FS8318 6.00% 7/1/2054[7]	55	56
	Fannie Mae Pool #DB7783 5.50% 8/1/2054[7]	91	89
	Fannie Mae Pool #FS8758 6.00% 8/1/2054[7]	90	90
	Fannie Mae Pool #DB7792 6.00% 8/1/2054[7]	77	77
	Fannie Mae Pool #FS8757 6.00% 8/1/2054[7]	74	75
	Fannie Mae Pool #BU4916 6.00% 8/1/2054[7]	38	38
	Fannie Mae Pool #FS8756 6.00% 8/1/2054[7]	29	30
	Fannie Mae Pool #FS8866 6.00% 9/1/2054[7]	99	100
	Fannie Mae Pool #CB9333 5.50% 10/1/2054[7]	1,675	1,657
	Fannie Mae Pool #DC7042 4.50% 12/1/2054[7]	285	268
	Fannie Mae Pool #DC7351 4.50% 12/1/2054[7]	16	15
	Freddie Mac Pool #SD8266 4.50% 11/1/2052[7]	103	97
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]	444	430
	Freddie Mac Pool #SD4977 5.00% 11/1/2053[7]	1,554	1,502
	Freddie Mac Pool #RJ0326 6.50% 11/1/2053[7]	11	11
	Freddie Mac Pool #SD8401 5.50% 2/1/2054[7]	795	785
	Freddie Mac Pool #QI0213 6.50% 2/1/2054[7]	9	9
	Freddie Mac Pool #SD8408 5.50% 3/1/2054[7]	441	436
	Freddie Mac Pool #RJ1855 5.00% 6/1/2054[7]	28	27
	Freddie Mac Pool #RJ1768 5.50% 6/1/2054[7]	44	44
	Freddie Mac Pool #RJ1779 6.00% 6/1/2054[7]	87	88
	Freddie Mac Pool #RJ1960 5.50% 7/1/2054[7]	48	47
	Freddie Mac Pool #RJ1963 5.50% 7/1/2054[7]	36	36
	Freddie Mac Pool #RJ1973 6.00% 7/1/2054[7]	116	117
	Freddie Mac Pool #RJ1975 6.00% 7/1/2054[7]	112	114
	Freddie Mac Pool #SD5813 6.00% 7/1/2054[7]	78	79
	Freddie Mac Pool #RJ1964 6.00% 7/1/2054[7]	58	59
	Freddie Mac Pool #SD8447 6.00% 7/1/2054[7]	55	56
	Freddie Mac Pool #QI8874 6.00% 7/1/2054[7]	45	46
	Freddie Mac Pool #SD8453 5.50% 8/1/2054[7]	25	24
	Freddie Mac Pool #SD6029 6.00% 8/1/2054[7]	48	49
	Freddie Mac Pool #SD8454 6.00% 8/1/2054[7]	18	18
	Freddie Mac Pool #SD8455 6.50% 8/1/2054[7]	11	12
	Freddie Mac Pool #RJ2298 5.50% 9/1/2054[7]	135	133
	Freddie Mac Pool #RJ2314 6.00% 9/1/2054[7]	165	167
	Freddie Mac Pool #RJ2312 6.00% 9/1/2054[7]	89	91
	Freddie Mac Pool #RJ2308 6.00% 9/1/2054[7]	85	87
	Freddie Mac Pool #RJ2306 6.00% 9/1/2054[7]	78	79
	Freddie Mac Pool #RJ2309 6.00% 9/1/2054[7]	47	47
	Freddie Mac Pool #SD8471 6.50% 10/1/2054[7]	59	61
	Freddie Mac Pool #SD8473 4.50% 11/1/2054[7]	95	90
	Freddie Mac Pool #RJ2851 4.50% 11/1/2054[7]	77	72
	Freddie Mac Pool #QX1414 5.50% 12/1/2054[7]	64	64
	Uniform Mortgage-Backed Security 2.00% 1/1/2055[7,8]	64	50
	Uniform Mortgage-Backed Security 4.50% 1/1/2055[7,8]	231	217
	Uniform Mortgage-Backed Security 5.00% 1/1/2055[7,8]	3,895	3,760
	Uniform Mortgage-Backed Security 4.50% 2/1/2055[7,8]	284	267

			19,228

American Funds Insurance Series	138

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Collateralized mortgage-backed obligations (privately originated) 0.51%	Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034[3,7,9]	USD106	$104
	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.869% 5/25/2043[3,7,9]	158	162
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.469% 6/25/2043[3,7,9]	84	85
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 6.269% 7/25/2043[3,7,9]	59	59
	Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 6.369% 1/25/2044[3,7,9]	55	56
	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 5.669% 5/25/2044[3,7,9]	84	84
	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, (30-day Average USD-SOFR + 1.65%) 6.219% 5/25/2044[3,7,9]	121	122
	GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028)[3,5,7]	276	278
	MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028)[3,5,7]	124	125
	New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068[3,7,9]	92	84
	Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 3/25/2028 (6.988% on 3/1/2028)[3,5,7]	101	102
	Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028)[3,5,7]	197	199
	Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028)[3,5,7]	277	279
	Verus Securitization Trust, Series 24-4, Class A2, 6.572% 6/25/2069 (7.572% on 5/1/2028)[3,5,7]	138	140
	Verus Securitization Trust, Series 2024-9, Class A1, 5.493% 11/25/2069[3,7,9]	100	100

			1,979

Other mortgage-backed securities 0.24%	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[7]	DKK433	56
	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[7]	1,131	144
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[7]	5,237	604
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[7]	456	48
	Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[7]	549	61
	Realkredit Danmark AS 1.00% 10/1/2053[7]	182	20

			933

Commercial mortgage-backed securities 0.22%	BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057[7,9]	USD55	56
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 5.212% 9/15/2036[3,7,9]	150	150
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 5.411% 10/15/2036[3,7,9]	110	110
	Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[3,7,9]	100	103
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040[3,7,9]	135	137
	Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.943% 12/15/2029[3,7,9]	24	24
	HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039[3,7,9]	100	101
	KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 6.115% 12/15/2039[3,7,9]	143	143
	Multi Family Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 7.319% 7/25/2054[3,7,9]	52	53

			877

	Total mortgage-backed obligations		23,017

139	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 4.42%

U.S. Treasury 4.11%	U.S. Treasury 3.00% 7/15/2025	USD985	$979
	U.S. Treasury 3.75% 4/15/2026	76	76
	U.S. Treasury 4.875% 5/31/2026	1,185	1,195
	U.S. Treasury 4.00% 1/15/2027	620	617
	U.S. Treasury 4.50% 4/15/2027	1,173	1,179
	U.S. Treasury 4.00% 6/30/2028	4,583	4,537
	U.S. Treasury 4.375% 8/31/2028	81	81
	U.S. Treasury 4.625% 9/30/2028	1,918	1,937
	U.S. Treasury 4.125% 3/31/2029	815	807
	U.S. Treasury 3.50% 9/30/2029	755	727
	U.S. Treasury 1.375% 11/15/2031[10]	771	631
	U.S. Treasury 1.875% 2/15/2032	220	185
	U.S. Treasury 2.875% 5/15/2032	306	275
	U.S. Treasury 1.875% 2/15/2041[10]	605	406
	U.S. Treasury 2.25% 5/15/2041[10]	1,115	792
	U.S. Treasury 2.875% 11/15/2046	400	291
	U.S. Treasury 1.25% 5/15/2050	440	209
	U.S. Treasury 1.375% 8/15/2050	400	195
	U.S. Treasury 2.375% 5/15/2051[10]	510	321
	U.S. Treasury 2.00% 8/15/2051[10]	560	321
	U.S. Treasury 4.00% 11/15/2052	270	236
	U.S. Treasury 3.625% 2/15/2053	149	121

			16,118

U.S. Treasury inflation-protected securities 0.31%	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[4]	366	354
	U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[4]	676	687
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[4]	264	192

			1,233

	Total U.S. Treasury bonds & notes		17,351

Asset-backed obligations 0.28%
	ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[3,7]	27	27
	Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[3,7]	12	12
	Affirm, Inc., Series 2024-X1, Class A, 6.27% 5/15/2029[3,7]	44	44
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[3,7]	125	126
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[3,7]	148	152
	EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032[3,7]	100	100
	Mission Lane Credit Card Master Trust, Series 2024-A, Class A1, 6.20% 8/15/2029[3,7]	113	114
	Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.59% 8/15/2029[3,7]	100	101
	OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031[3,7]	208	210
	OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class B, 7.15% 6/17/2031[3,7]	100	102
	SMB Private Education Loan Trust, Series 2023-C, Class A1B,
	(30-day Average USD-SOFR + 1.55%) 6.148% 11/15/2052[3,7,9]	79	80
	Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[3,7]	16	16

			1,084

Municipals 0.03%

Ohio 0.02%	Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	100	73

American Funds Insurance Series	140

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)

Texas 0.01%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	USD80	$55

	Total municipals		128

	Total bonds, notes & other debt instruments (cost: $126,803,000)		118,634

Investment funds 1.01%		Shares

	Capital Group Central Corporate Bond Fund[11]	476,845	3,953

	Total Investment funds (cost: $3,772,000)		3,953

Short-term securities 5.87%

Money market investments 5.65%

	Capital Group Central Cash Fund 4.50%[11,12]	221,832	22,187

	Weighted average yield at acquisition	Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 0.22%
Egypt (Arab Republic of) 3/11/2025	21.301%	EGP7,550	142
Egypt (Arab Republic of) 3/18/2025	21.597	37,925	707

			849

Total short-term securities (cost: $23,087,000)			23,036

Total investment securities 100.88% (cost: $344,071,000)			395,752

Other assets less liabilities (0.88)%			(3,470)

Net assets 100.00%			$392,282

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

2 Year Euro-Schatz Futures	Long	15	3/10/2025	USD1,662	$ (5)
2 Year U.S. Treasury Note Futures	Long	18	4/3/2025	3,701	(6)
5 Year Euro-Bobl Futures	Long	38	3/10/2025	4,639	(58)
5 Year U.S. Treasury Note Futures	Long	90	4/3/2025	9,567	(62)
10 Year Italy Government Bond Futures	Long	13	3/10/2025	1,616	(39)
10 Year French Government Bond Futures	Long	7	3/10/2025	895	(18)
10 Year Euro-Bund Futures	Short	24	3/10/2025	(3,317)	71
10 Year Australian Treasury Bond Futures	Long	2	3/17/2025	140	(2)
10 Year Japanese Government Bond Futures	Long	2	3/21/2025	1,804	(7)
10 Year U.S. Treasury Note Futures	Long	20	3/31/2025	2,175	(32)
10 Year Canadian Government Bond Futures	Long	9	3/31/2025	768	6
10 Year UK Gilt Futures	Long	4	3/31/2025	463	(12)
20 Year U.S. Treasury Note Futures	Long	13	3/31/2025	1,480	(42)

141	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

30 Year Euro-Buxl Futures	Long	1	3/10/2025	USD137	$(8)
30 Year Ultra U.S. Treasury Bond Futures	Long	4	3/31/2025	475	(24)

					$(238)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2024 (000)

USD	179	MYR	800	HSBC Bank	1/8/2025	$1
MYR	110	USD	25	JPMorgan Chase	1/8/2025	– [2]
MYR	800	USD	180	JPMorgan Chase	1/8/2025	(1)
JPY	13,739	USD	89	BNP Paribas	1/8/2025	(2)
CHF	130	USD	148	HSBC Bank	1/8/2025	(4)
EUR	392	USD	413	Citibank	1/8/2025	(7)
CNH	6,185	USD	855	Standard Chartered Bank	1/9/2025	(12)
USD	1,526	BRL	8,921	JPMorgan Chase	1/10/2025	85
USD	287	KRW	408,860	Morgan Stanley	1/10/2025	11
USD	475	INR	40,175	HSBC Bank	1/10/2025	6
COP	276,050	USD	62	Morgan Stanley	1/10/2025	– [2]
USD	20	CLP	19,505	Morgan Stanley	1/10/2025	– [2]
BRL	470	USD	76	Morgan Stanley	1/10/2025	– [2]
BRL	500	USD	82	BNP Paribas	1/10/2025	(1)
BRL	1,010	USD	165	Morgan Stanley	1/10/2025	(2)
USD	558	IDR	9,051,240	Citibank	1/10/2025	(2)
USD	1,340	KRW	1,980,870	Morgan Stanley	1/10/2025	(2)
IDR	2,859,554	USD	179	Citibank	1/10/2025	(3)
USD	210	BRL	1,315	JPMorgan Chase	1/10/2025	(3)
JPY	166,455	USD	1,122	UBS AG	1/10/2025	(63)
USD	48	AUD	75	HSBC Bank	1/14/2025	2
CNH	670	USD	91	Citibank	1/14/2025	– [2]
USD	11,524	CNH	84,610	Citibank	1/14/2025	(8)
EUR	399	USD	421	Citibank	1/14/2025	(8)
CNH	7,737	USD	1,066	UBS AG	1/14/2025	(11)
USD	116	EUR	110	Morgan Stanley	1/15/2025	2
USD	398	MXN	8,290	Barclays Bank PLC	1/15/2025	1
USD	370	THB	12,670	UBS AG	1/15/2025	1
USD	86	CZK	2,080	Citibank	1/15/2025	– [2]
EUR	110	USD	114	HSBC Bank	1/15/2025	– [2]
PLN	540	USD	133	HSBC Bank	1/15/2025	(2)
CZK	2,840	USD	120	Standard Chartered Bank	1/15/2025	(3)
THB	12,750	USD	376	Citibank	1/15/2025	(4)
MXN	4,630	USD	229	UBS AG	1/15/2025	(7)
MXN	5,510	USD	271	Bank of New York Mellon	1/15/2025	(8)
USD	842	GBP	660	HSBC Bank	1/16/2025	16
USD	232	JPY	34,589	Morgan Stanley	1/16/2025	12
USD	4,596	GBP	3,670	JPMorgan Chase	1/16/2025	2
GBP	60	USD	75	Citibank	1/16/2025	– [2]
GBP	915	USD	1,167	Barclays Bank PLC	1/16/2025	(22)
USD	1,298	JPY	199,030	UBS AG	1/17/2025	31
USD	547	NZD	938	Standard Chartered Bank	1/17/2025	23
USD	412	CHF	360	Standard Chartered Bank	1/17/2025	15

American Funds Insurance Series	142

American Funds Global Balanced Fund (continued)

Forward currency contracts (continued)
Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2024 (000)

USD	347	EUR	330	Morgan Stanley	1/17/2025	$5
USD	11,223	JPY	1,761,820	BNP Paribas	1/17/2025	3
USD	1,591	AUD	2,570	Bank of America	1/17/2025	1
USD	177	CHF	160	UBS AG	1/17/2025	–	[2]
CAD	110	USD	76	Citibank	1/17/2025	–	[2]
EUR	396	DKK	2,950	Standard Chartered Bank	1/17/2025	–	[2]
EUR	330	USD	342	HSBC Bank	1/17/2025	–	[2]
NZD	111	USD	62	UBS AG	1/17/2025	–	[2]
AUD	90	USD	58	Standard Chartered Bank	1/17/2025		(2)
USD	3,235	CAD	4,650	Citibank	1/17/2025		(2)
DKK	800	USD	114	Standard Chartered Bank	1/17/2025		(2)
CHF	520	USD	579	Morgan Stanley	1/17/2025		(5)
NZD	874	USD	495	UBS AG	1/17/2025		(6)
NOK	6,655	USD	597	BNP Paribas	1/17/2025		(12)
CAD	1,350	USD	953	Morgan Stanley	1/17/2025		(14)
JPY	666,752	USD	4,409	Morgan Stanley	1/17/2025		(163)
USD	144	CHF	130	UBS AG	1/21/2025	–	[2]
USD	343	CHF	310	UBS AG	1/21/2025	–	[2]
USD	82	CZK	2,000	Citibank	1/21/2025	–	[2]
USD	47	HUF	18,750	BNP Paribas	1/21/2025	–	[2]
USD	59	NOK	670	UBS AG	1/21/2025	–	[2]
USD	225	PLN	930	Bank of America	1/21/2025	–	[2]
USD	332	SEK	3,660	Bank of America	1/21/2025	–	[2]
EUR	201	CAD	300	UBS AG	1/23/2025	–	[2]
EUR	430	USD	446	HSBC Bank	1/23/2025	–	[2]
USD	117	SGD	160	UBS AG	1/23/2025	–	[2]
USD	117	SGD	160	UBS AG	1/23/2025	–	[2]
GBP	90	USD	114	Morgan Stanley	1/23/2025		(2)
SGD	160	USD	119	Standard Chartered Bank	1/23/2025		(2)
EUR	4,890	USD	5,144	Morgan Stanley	1/23/2025		(74)
USD	599	NOK	6,657	UBS AG	1/24/2025	14
USD	157	NZD	280	UBS AG	1/24/2025	–	[2]
EUR	115	USD	121	BNP Paribas	1/24/2025		(1)
HUF	17,610	USD	45	Citibank	1/24/2025		(1)
SEK	3,570	USD	326	Standard Chartered Bank	1/24/2025		(3)
NZD	280	USD	162	HSBC Bank	1/24/2025		(5)
USD	918	MXN	18,680	Morgan Stanley	1/27/2025	27
USD	82	ILS	300	BNP Paribas	2/6/2025	–	[2]
USD	125	RON	600	Bank of America	2/6/2025	–	[2]
USD	26,635	EUR	25,670	UBS AG	2/21/2025		(13)
USD	412	JPY	61,409	UBS AG	3/10/2025	19
USD	110	JPY	16,666	Bank of America	3/10/2025	4
USD	268	BRL	1,390	Citibank	4/1/2025	47
BRL	1,390	USD	249	Citibank	4/1/2025		(28)

							$(182)

143	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2024 (000)	(received) (000)	at 12/31/2024 (000)

3.79165%	Annual	SOFR	Annual	1/13/2026	USD865	$(3)	$(11)	$8
4.254%	Annual	SONIA	Annual	5/9/2027	GBP70	– [2]	– [2]	– [2]
3.5175%	Annual	SOFR	Annual	8/15/2027	USD2,500	(34)	–	(34)
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP267	9	11	(2)
3.968%	Annual	SONIA	Annual	2/16/2029	GBP1,495	(8)	– [2]	(8)
SOFR	Annual	3.29015%	Annual	1/13/2030	USD2,870	98	90	8
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP62	(2)	(3)	1
SONIA	Annual	3.9322%	Annual	2/16/2054	GBP375	23	(3)	26

						$83	$84	$(1)

Bilateral interest rate swaps
Receive		Pay				Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2024 (000)	(received) (000)	at 12/31/2024 (000)

11.91%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/4/2027	BRL2,940	$(33)	$–	$(33)
11.495%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL3,810	(93)	–	(93)
10.045%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL9,330	(329)	(130)	(199)

							$(455)	$(130)	$(325)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

ITRAXX.EUR.42	1.00%	Quarterly	12/20/2029	EUR840	$(17)	$(18)	$1

Centrally cleared credit default swaps on credit indices – sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (000)	[13]	Value at 12/31/2024 (000)	[14]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

CDX.NA.IG.43	1.00%	Quarterly	12/20/2029	USD10,922		$244		$249	$(5)

American Funds Insurance Series	144

American Funds Global Balanced Fund (continued)

Investments in affiliates[11]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Investment funds 1.01%
Capital Group Central Corporate Bond Fund	$8,341	$2,627	$6,762	$45	$(298)	$3,953	$265

Short-term securities 5.65%
Money market investments 5.65%
Capital Group Central Cash Fund 4.50%[12]	12,974	118,912	109,705	2	4	22,187	1,505

Total 6.66%				$47	$(294)	$26,140	$1,770

Restricted securities[6]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Wells Fargo & Co. 3.90% 7/22/2032 (3-month EUR-EURIBOR + 1.22% on 7/22/2031)[5]	12/4/2024	$274	$266	.07%
McDonalds Corp. 1.60% 3/15/2031	9/30/2024	102	95	.02

Total		$376	$361	.09%

[1]	Security did not produce income during the last 12 months.
[2]	Amount less than one thousand.
[3]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,151,000, which represented 2.08% of the net assets of the fund.

[4]	Index-linked bond whose principal amount moves with a government price index.
[5]Step	bond; coupon rate may change at a later date.
[6]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $361,000, which represented .09% of the net assets of the fund.

[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Purchased on a TBA basis.
[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $959,000, which represented .24% of the net assets of the fund.
[11]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[12]	Rate represents the seven-day yield at 12/31/2024.
[13]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[14]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

145	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Key to abbreviation(s)
ADR = American Depositary Receipts	JPY = Japanese yen
AUD = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	MXN = Mexican pesos
BZDIOVER = Overnight Brazilian Interbank Deposit Rate	MYR = Malaysian ringgits
CAD = Canadian dollars	NOK = Norwegian kroner
CHF = Swiss francs	NZD = New Zealand dollars
CLP = Chilean pesos	PLN = Polish zloty
CME = CME Group	Ref. = Refunding
CNH = Chinese yuan renminbi	REIT = Real Estate Investment Trust
CNY = Chinese yuan	Rev. = Revenue
COP = Colombian pesos	RON = Romanian leu
CZK = Czech korunas	SEK = Swedish kronor
DKK = Danish kroner	SGD = Singapore dollars
EGP = Egyptian pounds	SOFR = Secured Overnight Financing Rate
EUR = Euros	SONIA = Sterling Overnight Interbank Average Rate
EURIBOR = Euro Interbank Offered Rate	TBA = To be announced
GBP = British pounds	THB = Thai baht
HUF = Hungarian forints	TRY = Turkish lira
IDR = Indonesian rupiah	USD = U.S. dollars
ILS = Israeli shekels	UST = U.S. Treasury
INR = Indian rupees	ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	146

The Bond Fund of America®

Investment portfolio December 31, 2024

Bonds, notes & other debt instruments 94.80%		Principal amount (000)	Value (000)

Mortgage-backed obligations 39.60%
Federal agency mortgage-backed obligations 33.53%	Fannie Mae Pool #AB1068 4.50% 5/1/2025[1]	USD2	$2
	Fannie Mae Pool #256133 4.50% 1/1/2026[1]	2	2
	Fannie Mae Pool #AR3058 3.00% 1/1/2028[1]	35	34
	Fannie Mae Pool #AS8018 3.00% 9/1/2031[1]	29	28
	Fannie Mae Pool #BM4741 3.00% 4/1/2032[1]	14	14
	Fannie Mae Pool #FM2499 2.50% 2/1/2035[1]	2,268	2,084
	Fannie Mae Pool #913966 6.00% 2/1/2037[1]	31	32
	Fannie Mae Pool #945680 6.00% 9/1/2037[1]	343	355
	Fannie Mae Pool #924866 6.765% 10/1/2037[1,2]	131	131
	Fannie Mae Pool #988588 5.50% 8/1/2038[1]	165	166
	Fannie Mae Pool #889982 5.50% 11/1/2038[1]	686	690
	Fannie Mae Pool #AB1297 5.00% 8/1/2040[1]	146	146
	Fannie Mae Pool #AH8144 5.00% 4/1/2041[1]	743	732
	Fannie Mae Pool #AH9479 5.00% 4/1/2041[1]	696	694
	Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]	112,839	94,290
	Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]	696	694
	Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]	373	372
	Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]	328	327
	Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]	201	200
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]	1,322	1,100
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	2,212	1,837
	Fannie Mae Pool #AZ3904 4.00% 5/1/2045[1]	39	36
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]	1,698	1,534
	Fannie Mae Pool #AL8522 3.50% 5/1/2046[1]	726	656
	Fannie Mae Pool #BD1968 4.00% 7/1/2046[1]	749	695
	Fannie Mae Pool #BD5477 4.00% 7/1/2046[1]	123	115
	Fannie Mae Pool #BM5148 4.00% 10/1/2046[1]	4,582	4,263
	Fannie Mae Pool #BE0592 4.00% 11/1/2046[1]	298	274
	Fannie Mae Pool #BE8885 4.00% 3/1/2047[1]	737	685
	Fannie Mae Pool #MA3058 4.00% 7/1/2047[1]	34	32
	Fannie Mae Pool #CA0770 3.50% 11/1/2047[1]	4,003	3,594
	Fannie Mae Pool #BJ1515 4.00% 11/1/2047[1]	1,935	1,802
	Fannie Mae Pool #CA0706 4.00% 11/1/2047[1]	75	69
	Fannie Mae Pool #BM4413 4.50% 12/1/2047[1]	2,209	2,111
	Fannie Mae Pool #CA1189 3.50% 2/1/2048[1]	1,161	1,044
	Fannie Mae Pool #BJ5749 4.00% 5/1/2048[1]	14	13
	Fannie Mae Pool #BF0293 3.00% 7/1/2048[1]	5,656	4,927
	Fannie Mae Pool #BF0318 3.50% 8/1/2048[1]	4,285	3,840
	Fannie Mae Pool #BM5349 4.00% 9/1/2048[1]	18,737	17,443
	Fannie Mae Pool #FM4891 3.50% 10/1/2048[1]	17,399	15,623
	Fannie Mae Pool #BM4676 4.00% 10/1/2048[1]	10	9
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]	440	396
	Fannie Mae Pool #CA3807 3.00% 7/1/2049[1]	1,186	1,029
	Fannie Mae Pool #CA3806 3.00% 7/1/2049[1]	785	685
	Fannie Mae Pool #FS5372 3.50% 7/1/2049[1]	2,282	2,049
	Fannie Mae Pool #FM1262 4.00% 7/1/2049[1]	18,522	17,168
	Fannie Mae Pool #FM0007 3.50% 9/1/2049[1]	13,275	11,919
	Fannie Mae Pool #FM1589 3.50% 9/1/2049[1]	3,529	3,168
	Fannie Mae Pool #FM1954 3.50% 11/1/2049[1]	5,659	5,081
	Fannie Mae Pool #FS5313 3.50% 1/1/2050[1]	26,156	23,485
	Fannie Mae Pool #CA5504 2.50% 4/1/2050[1]	11	9
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]	5,219	4,335
	Fannie Mae Pool #CA6168 2.50% 6/1/2050[1]	552	451
	Fannie Mae Pool #CA6078 2.50% 6/1/2050[1]	78	64
	Fannie Mae Pool #FM5507 3.00% 7/1/2050[1]	15,670	13,636
	Fannie Mae Pool #CA6309 3.00% 7/1/2050[1]	5,555	4,845
	Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]	1,732	1,491
	Fannie Mae Pool #CA6727 2.50% 8/1/2050[1]	4,776	3,908
	Fannie Mae Pool #CA6918 2.50% 8/1/2050[1]	989	808
	Fannie Mae Pool #FP0058 2.50% 8/1/2050[1]	638	521
	Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]	1,012	876

147	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BQ1226 2.00% 9/1/2050[1]	USD1,687	$1,324
	Fannie Mae Pool #BP6715 2.00% 9/1/2050[1]	1	1
	Fannie Mae Pool #CA7040 2.50% 9/1/2050[1]	17,676	14,420
	Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]	2,747	2,281
	Fannie Mae Pool #CA7028 2.50% 9/1/2050[1]	935	777
	Fannie Mae Pool #FM7195 2.50% 9/1/2050[1]	435	355
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]	326	280
	Fannie Mae Pool #CA7529 2.50% 10/1/2050[1]	935	764
	Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	265	220
	Fannie Mae Pool #FM4684 2.50% 10/1/2050[1]	199	163
	Fannie Mae Pool #FP0034 2.50% 10/1/2050[1]	186	152
	Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]	1,551	1,329
	Fannie Mae Pool #CA7599 2.50% 11/1/2050[1]	6,317	5,246
	Fannie Mae Pool #FM5309 2.50% 11/1/2050[1]	1,170	955
	Fannie Mae Pool #BQ7564 2.50% 11/1/2050[1]	667	545
	Fannie Mae Pool #CA7743 2.50% 11/1/2050[1]	26	22
	Fannie Mae Pool #FM4897 3.00% 11/1/2050[1]	15,915	13,875
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	1,080	848
	Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]	1,065	916
	Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]	6,773	5,291
	Fannie Mae Pool #BR4104 2.00% 1/1/2051[1]	5,137	4,045
	Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]	21,885	17,999
	Fannie Mae Pool #FS5929 2.50% 1/1/2051[1]	1,596	1,304
	Fannie Mae Pool #FS3550 2.50% 1/1/2051[1]	995	813
	Fannie Mae Pool #FM6293 3.00% 1/1/2051[1]	67	58
	Fannie Mae Pool #BR2666 2.00% 2/1/2051[1]	404	320
	Fannie Mae Pool #CA8828 2.50% 2/1/2051[1]	5,267	4,375
	Fannie Mae Pool #CA9289 2.50% 2/1/2051[1]	3,610	2,949
	Fannie Mae Pool #FM6764 2.50% 3/1/2051[1]	7,591	6,192
	Fannie Mae Pool #CA9390 2.50% 3/1/2051[1]	1,782	1,453
	Fannie Mae Pool #BQ7729 2.50% 3/1/2051[1]	995	811
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	29	23
	Fannie Mae Pool #BN9135 2.50% 4/1/2051[1]	5,087	4,150
	Fannie Mae Pool #FM6871 2.50% 4/1/2051[1]	4,774	3,894
	Fannie Mae Pool #BR6309 2.50% 4/1/2051[1]	4,106	3,368
	Fannie Mae Pool #MA4306 2.50% 4/1/2051[1]	2,557	2,104
	Fannie Mae Pool #FS0030 2.50% 4/1/2051[1]	175	143
	Fannie Mae Pool #FM6965 2.50% 4/1/2051[1]	119	97
	Fannie Mae Pool #CB0191 3.00% 4/1/2051[1]	3,176	2,722
	Fannie Mae Pool #CB0193 3.00% 4/1/2051[1]	391	336
	Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]	17	14
	Fannie Mae Pool #FM7325 2.50% 5/1/2051[1]	1,973	1,620
	Fannie Mae Pool #CB0396 2.50% 5/1/2051[1]	1,863	1,519
	Fannie Mae Pool #FM7408 2.50% 5/1/2051[1]	603	492
	Fannie Mae Pool #BR0999 2.50% 5/1/2051[1]	493	402
	Fannie Mae Pool #FM7409 2.50% 5/1/2051[1]	167	136
	Fannie Mae Pool #FM7222 2.50% 5/1/2051[1]	34	27
	Fannie Mae Pool #FM7304 2.50% 5/1/2051[1]	29	24
	Fannie Mae Pool #FM7803 2.00% 6/1/2051[1]	530	420
	Fannie Mae Pool #FM7740 2.50% 6/1/2051[1]	48	39
	Fannie Mae Pool #FM7909 3.00% 6/1/2051[1]	291	250
	Fannie Mae Pool #FM7510 3.00% 6/1/2051[1]	204	175
	Fannie Mae Pool #MA4378 2.00% 7/1/2051[1]	80	62
	Fannie Mae Pool #CB0988 2.50% 7/1/2051[1]	9,024	7,438
	Fannie Mae Pool #BT0849 2.50% 7/1/2051[1]	4,836	3,950
	Fannie Mae Pool #FM9530 2.50% 7/1/2051[1]	4,592	3,746
	Fannie Mae Pool #FM8315 2.50% 7/1/2051[1]	1,013	832
	Fannie Mae Pool #CB1134 2.50% 7/1/2051[1]	951	776
	Fannie Mae Pool #BT1288 2.50% 7/1/2051[1]	594	485
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	459	380
	Fannie Mae Pool #CB1066 2.50% 7/1/2051[1]	225	185

American Funds Insurance Series	148

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB1304 3.00% 8/1/2051[1]	USD1,404	$1,214
	Fannie Mae Pool #FS1630 2.50% 9/1/2051[1]	3,216	2,624
	Fannie Mae Pool #FM8761 2.50% 9/1/2051[1]	1,991	1,625
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	1,101	907
	Fannie Mae Pool #CB1552 2.50% 9/1/2051[1]	512	421
	Fannie Mae Pool #FS4711 2.50% 9/1/2051[1]	450	367
	Fannie Mae Pool #BQ7428 2.50% 9/1/2051[1]	320	263
	Fannie Mae Pool #BT7263 2.50% 9/1/2051[1]	309	252
	Fannie Mae Pool #FM8692 2.50% 9/1/2051[1]	57	47
	Fannie Mae Pool #BT6781 2.50% 10/1/2051[1]	388	316
	Fannie Mae Pool #FS5125 2.50% 10/1/2051[1]	331	270
	Fannie Mae Pool #FS4628 3.00% 10/1/2051[1]	3,260	2,800
	Fannie Mae Pool #MA4465 2.00% 11/1/2051[1]	4,566	3,575
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	136	108
	Fannie Mae Pool #CB2092 2.50% 11/1/2051[1]	13,301	10,850
	Fannie Mae Pool #FM9481 2.50% 11/1/2051[1]	1,526	1,245
	Fannie Mae Pool #CB2088 2.50% 11/1/2051[1]	97	80
	Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]	969	836
	Fannie Mae Pool #MA4492 2.00% 12/1/2051[1]	838	655
	Fannie Mae Pool #FM9846 2.50% 12/1/2051[1]	10,704	8,747
	Fannie Mae Pool #FM9672 2.50% 12/1/2051[1]	1,980	1,617
	Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]	1,016	829
	Fannie Mae Pool #FM9855 2.50% 12/1/2051[1]	988	806
	Fannie Mae Pool #FS0145 2.50% 12/1/2051[1]	878	716
	Fannie Mae Pool #FM9904 2.50% 12/1/2051[1]	640	523
	Fannie Mae Pool #CB2404 2.50% 12/1/2051[1]	344	281
	Fannie Mae Pool #CB2787 3.50% 12/1/2051[1]	21	19
	Fannie Mae Pool #BQ7006 2.00% 1/1/2052[1]	1,905	1,489
	Fannie Mae Pool #CB2644 2.50% 1/1/2052[1]	53,261	43,448
	Fannie Mae Pool #CB2555 2.50% 1/1/2052[1]	23,295	19,003
	Fannie Mae Pool #FS6479 2.50% 1/1/2052[1]	4,607	3,764
	Fannie Mae Pool #FS0392 2.50% 1/1/2052[1]	2,150	1,754
	Fannie Mae Pool #FS0235 2.50% 1/1/2052[1]	2,020	1,648
	Fannie Mae Pool #FS4203 2.50% 1/1/2052[1]	1,163	949
	Fannie Mae Pool #FS5613 2.50% 1/1/2052[1]	353	290
	Fannie Mae Pool #FS0370 2.50% 1/1/2052[1]	83	67
	Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]	1,022	880
	Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]	15,599	12,177
	Fannie Mae Pool #MA4547 2.00% 2/1/2052[1]	2,571	2,009
	Fannie Mae Pool #BV3083 2.00% 2/1/2052[1]	840	656
	Fannie Mae Pool #FS1995 2.50% 2/1/2052[1]	2,993	2,441
	Fannie Mae Pool #BT1967 2.50% 2/1/2052[1]	1,801	1,481
	Fannie Mae Pool #MA4548 2.50% 2/1/2052[1]	918	750
	Fannie Mae Pool #FS1080 2.50% 2/1/2052[1]	750	612
	Fannie Mae Pool #FS2660 2.50% 2/1/2052[1]	503	411
	Fannie Mae Pool #FS1885 2.50% 2/1/2052[1]	454	370
	Fannie Mae Pool #FS0834 2.50% 2/1/2052[1]	322	263
	Fannie Mae Pool #CB3099 2.50% 2/1/2052[1]	259	213
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]	34,214	29,616
	Fannie Mae Pool #BV3101 2.00% 3/1/2052[1]	1,633	1,278
	Fannie Mae Pool #MA4562 2.00% 3/1/2052[1]	1,293	1,008
	Fannie Mae Pool #FS1742 2.00% 3/1/2052[1]	1,109	868
	Fannie Mae Pool #BV4172 2.00% 3/1/2052[1]	886	693
	Fannie Mae Pool #CB3031 2.50% 3/1/2052[1]	1,849	1,519
	Fannie Mae Pool #FS4433 2.50% 3/1/2052[1]	667	549
	Fannie Mae Pool #BV4119 2.50% 3/1/2052[1]	371	303
	Fannie Mae Pool #MA4563 2.50% 3/1/2052[1]	37	30
	Fannie Mae Pool #FS1598 2.00% 4/1/2052[1]	1,714	1,338
	Fannie Mae Pool #MA4577 2.00% 4/1/2052[1]	772	602
	Fannie Mae Pool #CB3354 2.50% 4/1/2052[1]	32,998	26,918
	Fannie Mae Pool #FS6036 2.50% 4/1/2052[1]	2,047	1,670

149	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BV4656 2.50% 4/1/2052[1]	USD1,669	$1,369
	Fannie Mae Pool #FS1655 4.00% 4/1/2052[1]	283	260
	Fannie Mae Pool #FS9189 2.00% 5/1/2052[1]	3,854	3,017
	Fannie Mae Pool #FS8650 2.50% 5/1/2052[1]	21,402	17,491
	Fannie Mae Pool #BV9644 2.50% 5/1/2052[1]	2,231	1,832
	Fannie Mae Pool #MA4598 2.50% 5/1/2052[1]	998	816
	Fannie Mae Pool #FS5387 2.50% 5/1/2052[1]	737	601
	Fannie Mae Pool #FS6034 2.50% 6/1/2052[1]	161	132
	Fannie Mae Pool #MA4623 2.50% 6/1/2052[1]	154	126
	Fannie Mae Pool #MA4626 4.00% 6/1/2052[1]	3,609	3,308
	Fannie Mae Pool #BW1931 5.00% 6/1/2052[1]	3,095	2,995
	Fannie Mae Pool #BT8262 5.00% 6/1/2052[1]	1,390	1,348
	Fannie Mae Pool #FS7879 2.50% 7/1/2052[1]	40,565	33,099
	Fannie Mae Pool #FS6631 2.50% 7/1/2052[1]	759	623
	Fannie Mae Pool #CB4274 2.50% 7/1/2052[1]	448	367
	Fannie Mae Pool #FS5493 2.50% 7/1/2052[1]	140	115
	Fannie Mae Pool #FS5294 2.50% 7/1/2052[1]	122	99
	Fannie Mae Pool #BW0959 5.00% 7/1/2052[1]	2,879	2,791
	Fannie Mae Pool #BV8976 5.00% 8/1/2052[1]	579	561
	Fannie Mae Pool #FS2805 2.50% 9/1/2052[1]	469	385
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]	267	252
	Fannie Mae Pool #BW8497 4.50% 9/1/2052[1]	59	56
	Fannie Mae Pool #CB4620 5.00% 9/1/2052[1]	9,037	8,790
	Fannie Mae Pool #FS3056 2.00% 10/1/2052[1]	9,353	7,291
	Fannie Mae Pool #CB4852 4.50% 10/1/2052[1]	52,626	49,623
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]	2,541	2,403
	Fannie Mae Pool #MA4785 5.00% 10/1/2052[1]	2,615	2,533
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]	2,953	2,923
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]	2,671	2,644
	Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]	230	236
	Fannie Mae Pool #BX1132 4.50% 11/1/2052[1]	909	857
	Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]	134	129
	Fannie Mae Pool #MA4842 5.50% 12/1/2052[1]	5,193	5,140
	Fannie Mae Pool #CB5778 6.00% 12/1/2052[1]	40	40
	Fannie Mae Pool #BX5927 4.00% 1/1/2053[1]	274	251
	Fannie Mae Pool #FS5520 4.50% 1/1/2053[1]	4,679	4,406
	Fannie Mae Pool #FS6769 5.00% 1/1/2053[1]	31,843	30,844
	Fannie Mae Pool #FS4435 2.50% 2/1/2053[1]	720	588
	Fannie Mae Pool #MA4916 4.00% 2/1/2053[1]	4,767	4,364
	Fannie Mae Pool #MA4918 5.00% 2/1/2053[1]	622	602
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]	7,895	7,802
	Fannie Mae Pool #BW5268 4.00% 3/1/2053[1]	411	376
	Fannie Mae Pool #CB5986 5.00% 3/1/2053[1]	155	150
	Fannie Mae Pool #BX7779 5.50% 3/1/2053[1]	4,160	4,127
	Fannie Mae Pool #FS4191 5.50% 3/1/2053[1]	448	445
	Fannie Mae Pool #BX7949 6.00% 3/1/2053[1]	1,007	1,013
	Fannie Mae Pool #CB5912 6.00% 3/1/2053[1]	901	912
	Fannie Mae Pool #MA4993 4.00% 4/1/2053[1]	4,483	4,104
	Fannie Mae Pool #MA4977 4.50% 4/1/2053[1]	685	645
	Fannie Mae Pool #MA4978 5.00% 4/1/2053[1]	16,338	15,781
	Fannie Mae Pool #BX9041 5.00% 4/1/2053[1]	94	91
	Fannie Mae Pool #BY0130 5.50% 4/1/2053[1]	980	972
	Fannie Mae Pool #CB6033 6.00% 4/1/2053[1]	19,451	19,686
	Fannie Mae Pool #MA5027 4.00% 5/1/2053[1]	4,866	4,455
	Fannie Mae Pool #CB6985 4.00% 5/1/2053[1]	437	400
	Fannie Mae Pool #CB6297 4.00% 5/1/2053[1]	32	29
	Fannie Mae Pool #BX9827 5.00% 5/1/2053[1]	10,958	10,599
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]	3,011	2,917
	Fannie Mae Pool #MA5009 5.00% 5/1/2053[1]	2,878	2,783
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]	6,209	6,142
	Fannie Mae Pool #BY1592 5.50% 5/1/2053[1]	886	876

American Funds Insurance Series	150

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]	USD7,651	$7,703
	Fannie Mae Pool #CB6471 4.50% 6/1/2053[1]	2,946	2,775
	Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]	7,064	6,990
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]	6,686	6,607
	Fannie Mae Pool #BY3612 5.50% 6/1/2053[1]	313	310
	Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]	4,098	4,124
	Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]	2,523	2,554
	Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]	1,907	1,930
	Fannie Mae Pool #FS7823 2.00% 7/1/2053[1]	6,248	4,884
	Fannie Mae Pool #FS9167 2.50% 7/1/2053[1]	3,758	3,066
	Fannie Mae Pool #FS6037 2.50% 7/1/2053[1]	156	128
	Fannie Mae Pool #CB6626 4.00% 7/1/2053[1]	76	70
	Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]	20,581	19,383
	Fannie Mae Pool #BY4459 5.00% 7/1/2053[1]	655	635
	Fannie Mae Pool #BU4112 5.00% 7/1/2053[1]	94	91
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]	3,566	3,526
	Fannie Mae Pool #CB6768 6.50% 7/1/2053[1]	8,510	8,732
	Fannie Mae Pool #MA5107 5.50% 8/1/2053[1]	24,661	24,363
	Fannie Mae Pool #FS6666 5.50% 8/1/2053[1]	13,509	13,362
	Fannie Mae Pool #CB7108 5.50% 9/1/2053[1]	6,644	6,570
	Fannie Mae Pool #CB7104 5.50% 9/1/2053[1]	556	553
	Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]	5,337	5,367
	Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]	16,963	17,360
	Fannie Mae Pool #MA5177 4.00% 10/1/2053[1]	7,818	7,156
	Fannie Mae Pool #CB7332 5.50% 10/1/2053[1]	12,240	12,103
	Fannie Mae Pool #CB7331 5.50% 10/1/2053[1]	6,752	6,681
	Fannie Mae Pool #CB7725 6.00% 10/1/2053[1]	9,312	9,362
	Fannie Mae Pool #DA1557 6.00% 10/1/2053[1]	160	160
	Fannie Mae Pool #FS7252 5.00% 11/1/2053[1]	98,228	95,022
	Fannie Mae Pool #CB7426 6.50% 11/1/2053[1]	2,325	2,386
	Fannie Mae Pool #FS6509 7.00% 11/1/2053[1]	3,789	3,931
	Fannie Mae Pool #FS6668 5.50% 12/1/2053[1]	2,008	1,983
	Fannie Mae Pool #CB7626 6.50% 12/1/2053[1]	877	902
	Fannie Mae Pool #FS6767 6.50% 1/1/2054[1]	5,843	5,997
	Fannie Mae Pool #FS6873 6.50% 1/1/2054[1]	1,469	1,504
	Fannie Mae Pool #FS9507 4.50% 2/1/2054[1]	3,089	2,910
	Fannie Mae Pool #MA5271 5.50% 2/1/2054[1]	2,730	2,696
	Fannie Mae Pool #FS6809 5.50% 2/1/2054[1]	1,857	1,834
	Fannie Mae Pool #FS7031 6.00% 2/1/2054[1]	7,488	7,578
	Fannie Mae Pool #FS7503 6.00% 2/1/2054[1]	5,635	5,666
	Fannie Mae Pool #CB8422 6.00% 2/1/2054[1]	1,957	1,968
	Fannie Mae Pool #DA7831 6.00% 2/1/2054[1]	1,881	1,891
	Fannie Mae Pool #BY8083 4.00% 3/1/2054[1]	25	23
	Fannie Mae Pool #FS9508 4.50% 3/1/2054[1]	21,840	20,564
	Fannie Mae Pool #CB8151 5.50% 3/1/2054[1]	19,686	19,453
	Fannie Mae Pool #MA5296 5.50% 3/1/2054[1]	1,688	1,667
	Fannie Mae Pool #FS7507 6.00% 3/1/2054[1]	5,422	5,495
	Fannie Mae Pool #CB8168 6.00% 3/1/2054[1]	3,620	3,648
	Fannie Mae Pool #MA5295 6.00% 3/1/2054[1]	1,889	1,899
	Fannie Mae Pool #FS7653 6.50% 3/1/2054[1]	5,000	5,140
	Fannie Mae Pool #CB8328 5.50% 4/1/2054[1]	5,218	5,183
	Fannie Mae Pool #DB1235 6.00% 4/1/2054[1]	5,743	5,823
	Fannie Mae Pool #MA5329 6.50% 4/1/2054[1]	59,582	60,857
	Fannie Mae Pool #FS7810 7.00% 4/1/2054[1]	7,097	7,365
	Fannie Mae Pool #DB5160 5.50% 5/1/2054[1]	618	611
	Fannie Mae Pool #MA5354 6.00% 5/1/2054[1]	415	418
	Fannie Mae Pool #DB2495 6.00% 5/1/2054[1]	264	265
	Fannie Mae Pool #MA5355 6.50% 5/1/2054[1]	15,444	15,778
	Fannie Mae Pool #CB8751 4.50% 6/1/2054[1]	437	411
	Fannie Mae Pool #FS8131 5.50% 6/1/2054[1]	1,945	1,930
	Fannie Mae Pool #FS8153 6.00% 6/1/2054[1]	19,738	20,009

151	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #DB6878 6.00% 6/1/2054[1]	USD4,730		$4,754
	Fannie Mae Pool #CB8755 6.00% 6/1/2054[1]	1,308		1,323
	Fannie Mae Pool #DB5030 6.00% 6/1/2054[1]	1,205		1,213
	Fannie Mae Pool #CB8725 6.50% 6/1/2054[1]	11,639		11,998
	Fannie Mae Pool #MA5417 4.00% 7/1/2054[1]	230		210
	Fannie Mae Pool #CB8842 5.50% 7/1/2054[1]	7,224		7,156
	Fannie Mae Pool #FS8467 5.50% 7/1/2054[1]	1,561		1,548
	Fannie Mae Pool #CB8838 5.50% 7/1/2054[1]	1,432		1,422
	Fannie Mae Pool #MA5421 6.00% 7/1/2054[1]	30,989		31,187
	Fannie Mae Pool #FS8318 6.00% 7/1/2054[1]	5,441		5,508
	Fannie Mae Pool #CB8855 6.00% 7/1/2054[1]	5,251		5,323
	Fannie Mae Pool #CB8858 6.00% 7/1/2054[1]	2,718		2,749
	Fannie Mae Pool #DB6901 6.00% 7/1/2054[1]	2,593		2,609
	Fannie Mae Pool #FS8591 6.00% 7/1/2054[1]	2,297		2,326
	Fannie Mae Pool #FS8400 6.00% 7/1/2054[1]	2,235		2,262
	Fannie Mae Pool #BU4707 6.00% 7/1/2054[1]	1,360		1,367
	Fannie Mae Pool #DB7685 6.00% 7/1/2054[1]	1,327		1,335
	Fannie Mae Pool #DB5214 6.00% 7/1/2054[1]	732		736
	Fannie Mae Pool #CB8872 6.50% 7/1/2054[1]	17,870		18,466
	Fannie Mae Pool #CB8876 6.50% 7/1/2054[1]	5,158		5,289
	Fannie Mae Pool #FS8317 6.50% 7/1/2054[1]	2,938		3,023
	Fannie Mae Pool #MA5422 6.50% 7/1/2054[1]	175		179
	Fannie Mae Pool #MA5441 4.00% 8/1/2054[1]	44,243		40,487
	Fannie Mae Pool #DB7783 5.50% 8/1/2054[1]	142		140
	Fannie Mae Pool #MA5445 6.00% 8/1/2054[1]	46,220		46,516
	Fannie Mae Pool #DC0299 6.00% 8/1/2054[1]	1,357		1,365
	Fannie Mae Pool #DB7792 6.00% 8/1/2054[1]	1,199		1,205
	Fannie Mae Pool #FS8757 6.00% 8/1/2054[1]	234		236
	Fannie Mae Pool #BU4916 6.00% 8/1/2054[1]	119		120
	Fannie Mae Pool #FS8756 6.00% 8/1/2054[1]	98		99
	Fannie Mae Pool #FS8934 6.50% 8/1/2054[1]	9,843		10,114
	Fannie Mae Pool #FS8783 6.50% 8/1/2054[1]	2,464		2,532
	Fannie Mae Pool #CB9071 6.50% 8/1/2054[1]	2,241		2,302
	Fannie Mae Pool #MA5446 6.50% 8/1/2054[1]	488		499
	Fannie Mae Pool #FS9001 5.50% 9/1/2054[1]	1,769		1,756
	Fannie Mae Pool #FS9025 5.50% 9/1/2054[1]	1,300		1,288
	Fannie Mae Pool #CB9215 6.00% 9/1/2054[1]	2,909		2,955
	Fannie Mae Pool #DC2270 6.00% 9/1/2054[1]	83		83
	Fannie Mae Pool #MA5496 5.00% 10/1/2054[1]	20,087		19,399
	Fannie Mae Pool #MA5498 6.00% 10/1/2054[1]	967		972
	Fannie Mae Pool #MA5529 4.50% 11/1/2054[1]	7,115		6,696
	Fannie Mae Pool #MA5532 6.00% 11/1/2054[1]	3,787		3,806
	Fannie Mae Pool #MA5550 4.00% 12/1/2054[1]	19,449		17,798
	Fannie Mae Pool #DC7042 4.50% 12/1/2054[1]	266		251
	Fannie Mae Pool #CB9675 6.00% 12/1/2054[1]	4,246		4,306
	Fannie Mae Pool #BU5233 6.00% 12/1/2054[1]	1,461		1,478
	Fannie Mae Pool #BU5259 6.50% 12/1/2054[1]	574		588
	Fannie Mae Pool #BF0145 3.50% 3/1/2057[1]	10,149		8,933
	Fannie Mae Pool #BF0264 3.50% 5/1/2058[1]	7,501		6,629
	Fannie Mae Pool #BF0332 3.00% 1/1/2059[1]	16,162		13,595
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	18,824		15,719
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	1,079		1,017
	Fannie Mae Pool #BF0784 3.50% 12/1/2063[1]	4,906		4,267
	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,2]	–	[3]	–	[3]
	Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[1]	4		4
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[1]	15		15
	Fannie Mae, Series 2002-W1, Class 2A, 4.534% 2/25/2042[1,2]	16		16
	Freddie Mac Pool #ZS8507 3.00% 11/1/2028[1]	59		57
	Freddie Mac Pool #ZK7590 3.00% 1/1/2029[1]	1,134		1,108
	Freddie Mac Pool #A15120 5.50% 10/1/2033[1]	41		41
	Freddie Mac Pool #QN1073 3.00% 12/1/2034[1]	32		30

American Funds Insurance Series	152

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #G05196 5.50% 10/1/2038[1]	USD40	$40
	Freddie Mac Pool #G05267 5.50% 12/1/2038[1]	30	30
	Freddie Mac Pool #G06020 5.50% 12/1/2039[1]	56	56
	Freddie Mac Pool #G05860 5.50% 2/1/2040[1]	198	199
	Freddie Mac Pool #RB5071 2.00% 9/1/2040[1]	1,896	1,585
	Freddie Mac Pool #A93948 4.50% 9/1/2040[1]	135	131
	Freddie Mac Pool #SC0149 2.00% 3/1/2041[1]	5,674	4,742
	Freddie Mac Pool #G06868 4.50% 4/1/2041[1]	143	139
	Freddie Mac Pool #RB0544 2.00% 6/1/2041[1]	9,895	8,268
	Freddie Mac Pool #G06841 5.50% 6/1/2041[1]	323	325
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	2,219	1,846
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	2,193	1,820
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	4,708	3,902
	Freddie Mac Pool #Z40130 3.00% 1/1/2046[1]	16,495	14,403
	Freddie Mac Pool #RA6996 2.50% 3/1/2047[1]	58	48
	Freddie Mac Pool #ZT2100 3.00% 4/1/2047[1]	93	81
	Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]	838	775
	Freddie Mac Pool #G08789 4.00% 11/1/2047[1]	512	477
	Freddie Mac Pool #G61733 3.00% 12/1/2047[1]	4,220	3,674
	Freddie Mac Pool #G67709 3.50% 3/1/2048[1]	10,982	9,893
	Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]	806	748
	Freddie Mac Pool #G61628 3.50% 9/1/2048[1]	250	225
	Freddie Mac Pool #Q58494 4.00% 9/1/2048[1]	978	908
	Freddie Mac Pool #ZN4842 3.50% 4/1/2049[1]	572	514
	Freddie Mac Pool #RA1369 3.50% 9/1/2049[1]	1,640	1,472
	Freddie Mac Pool #SD7508 3.50% 10/1/2049[1]	8,950	8,035
	Freddie Mac Pool #QA4673 3.00% 11/1/2049[1]	24,454	21,242
	Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]	4,885	4,057
	Freddie Mac Pool #RA3055 2.50% 7/1/2050[1]	28	23
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]	343	296
	Freddie Mac Pool #RA3515 2.50% 9/1/2050[1]	1,866	1,533
	Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]	1,843	1,585
	Freddie Mac Pool #SD7525 2.50% 10/1/2050[1]	5,746	4,794
	Freddie Mac Pool #QB4847 2.50% 10/1/2050[1]	1,216	993
	Freddie Mac Pool #QB5799 2.50% 11/1/2050[1]	61	50
	Freddie Mac Pool #QB5838 2.50% 11/1/2050[1]	25	21
	Freddie Mac Pool #RA4206 2.50% 12/1/2050[1]	1,980	1,619
	Freddie Mac Pool #QB8605 2.00% 2/1/2051[1]	439	348
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	101	79
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	73,500	57,424
	Freddie Mac Pool #QB9901 2.50% 3/1/2051[1]	2,355	1,921
	Freddie Mac Pool #QC0416 2.50% 4/1/2051[1]	232	189
	Freddie Mac Pool #SI2108 2.50% 4/1/2051[1]	164	134
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	1,297	1,026
	Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]	1,146	983
	Freddie Mac Pool #QC2817 2.50% 6/1/2051[1]	2,480	2,050
	Freddie Mac Pool #QC3428 2.50% 6/1/2051[1]	787	642
	Freddie Mac Pool #SD3095 2.50% 7/1/2051[1]	2,021	1,648
	Freddie Mac Pool #SD0926 2.50% 7/1/2051[1]	571	468
	Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]	6,049	5,241
	Freddie Mac Pool #SD8160 2.00% 8/1/2051[1]	806	631
	Freddie Mac Pool #RA5836 2.50% 9/1/2051[1]	10,452	8,614
	Freddie Mac Pool #SD2963 2.50% 9/1/2051[1]	7,856	6,406
	Freddie Mac Pool #SD5485 2.50% 9/1/2051[1]	1,918	1,564
	Freddie Mac Pool #RA5759 2.50% 9/1/2051[1]	908	741
	Freddie Mac Pool #RA5767 2.50% 9/1/2051[1]	475	387
	Freddie Mac Pool #QC6761 2.50% 9/1/2051[1]	54	44
	Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]	1,074	923
	Freddie Mac Pool #SD1345 2.50% 10/1/2051[1]	1,983	1,617
	Freddie Mac Pool #RA6107 2.50% 10/1/2051[1]	888	724
	Freddie Mac Pool #RA6136 2.50% 10/1/2051[1]	396	323

153	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RA5995 2.50% 10/1/2051[1]	USD95	$77
	Freddie Mac Pool #QC8778 2.50% 10/1/2051[1]	94	76
	Freddie Mac Pool #RA6017 2.50% 10/1/2051[1]	48	39
	Freddie Mac Pool #SD2880 3.00% 10/1/2051[1]	6,636	5,696
	Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]	1,890	1,631
	Freddie Mac Pool #QD1841 2.00% 11/1/2051[1]	2,409	1,884
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	1,434	1,185
	Freddie Mac Pool #RA6231 2.50% 11/1/2051[1]	907	740
	Freddie Mac Pool #SD0759 2.50% 11/1/2051[1]	154	126
	Freddie Mac Pool #RA6411 2.50% 11/1/2051[1]	24	19
	Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]	1,242	1,067
	Freddie Mac Pool #SD8182 2.00% 12/1/2051[1]	836	654
	Freddie Mac Pool #RA6433 2.50% 12/1/2051[1]	2,746	2,240
	Freddie Mac Pool #QD2075 2.50% 12/1/2051[1]	1,992	1,625
	Freddie Mac Pool #SD3729 2.50% 12/1/2051[1]	1,136	932
	Freddie Mac Pool #QD2923 2.50% 12/1/2051[1]	199	162
	Freddie Mac Pool #QD3226 2.50% 12/1/2051[1]	153	125
	Freddie Mac Pool #QD3310 3.00% 12/1/2051[1]	19	16
	Freddie Mac Pool #SD0853 2.50% 1/1/2052[1]	8,229	6,710
	Freddie Mac Pool #SD2629 2.50% 1/1/2052[1]	4,267	3,480
	Freddie Mac Pool #SD0855 2.50% 1/1/2052[1]	2,727	2,242
	Freddie Mac Pool #QD5254 2.50% 1/1/2052[1]	505	415
	Freddie Mac Pool #RA6634 2.50% 1/1/2052[1]	492	404
	Freddie Mac Pool #QD6127 2.50% 1/1/2052[1]	391	319
	Freddie Mac Pool #SD0854 2.50% 1/1/2052[1]	377	308
	Freddie Mac Pool #QD5201 2.50% 1/1/2052[1]	218	178
	Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]	4,120	3,554
	Freddie Mac Pool #RA6114 2.00% 2/1/2052[1]	1,711	1,335
	Freddie Mac Pool #SD8193 2.00% 2/1/2052[1]	853	666
	Freddie Mac Pool #SD0847 2.50% 2/1/2052[1]	2,000	1,631
	Freddie Mac Pool #QD7187 2.50% 2/1/2052[1]	994	818
	Freddie Mac Pool #SI2095 2.50% 2/1/2052[1]	418	342
	Freddie Mac Pool #SD8194 2.50% 2/1/2052[1]	239	195
	Freddie Mac Pool #QD7360 2.50% 2/1/2052[1]	174	143
	Freddie Mac Pool #SD0902 2.50% 2/1/2052[1]	91	74
	Freddie Mac Pool #QD7312 2.50% 2/1/2052[1]	65	53
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	644	574
	Freddie Mac Pool #SD5343 2.00% 3/1/2052[1]	2,388	1,865
	Freddie Mac Pool #SD8199 2.00% 3/1/2052[1]	1,869	1,460
	Freddie Mac Pool #QD8010 2.00% 3/1/2052[1]	965	754
	Freddie Mac Pool #QD8103 2.00% 3/1/2052[1]	874	682
	Freddie Mac Pool #QD8820 2.00% 3/1/2052[1]	176	138
	Freddie Mac Pool #SD8200 2.50% 3/1/2052[1]	839	686
	Freddie Mac Pool #SD3226 2.50% 3/1/2052[1]	784	643
	Freddie Mac Pool #QE0888 2.50% 3/1/2052[1]	761	625
	Freddie Mac Pool #SD2964 2.50% 3/1/2052[1]	325	265
	Freddie Mac Pool #QE0957 2.50% 3/1/2052[1]	71	58
	Freddie Mac Pool #SD8204 2.00% 4/1/2052[1]	1,305	1,018
	Freddie Mac Pool #QE1005 2.50% 4/1/2052[1]	3,413	2,803
	Freddie Mac Pool #SD3478 2.50% 4/1/2052[1]	1,763	1,437
	Freddie Mac Pool #QE0521 2.50% 4/1/2052[1]	592	483
	Freddie Mac Pool #QE5290 2.50% 4/1/2052[1]	500	408
	Freddie Mac Pool #QE1102 2.50% 4/1/2052[1]	231	189
	Freddie Mac Pool #QE0322 2.50% 4/1/2052[1]	128	105
	Freddie Mac Pool #SD1658 2.50% 4/1/2052[1]	124	102
	Freddie Mac Pool #SD8212 2.50% 5/1/2052[1]	1,740	1,421
	Freddie Mac Pool #RA7139 2.50% 5/1/2052[1]	397	324
	Freddie Mac Pool #SD8213 3.00% 5/1/2052[1]	74,260	63,191
	Freddie Mac Pool #SD8220 3.00% 6/1/2052[1]	3,757	3,198
	Freddie Mac Pool #QE4084 6.50% 6/1/2052[1]	217	224
	Freddie Mac Pool #SD5368 2.50% 7/1/2052[1]	38,614	31,485

American Funds Insurance Series	154

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD3416 2.50% 7/1/2052[1]	USD905	$738
	Freddie Mac Pool #SD3632 2.50% 7/1/2052[1]	489	400
	Freddie Mac Pool #SD2600 2.50% 7/1/2052[1]	194	158
	Freddie Mac Pool #SD8225 3.00% 7/1/2052[1]	4,461	3,800
	Freddie Mac Pool #QE5698 5.00% 7/1/2052[1]	2,065	2,001
	Freddie Mac Pool #SD1408 2.50% 8/1/2052[1]	199	164
	Freddie Mac Pool #SD7556 3.00% 8/1/2052[1]	586	504
	Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]	73	68
	Freddie Mac Pool #SD1581 2.50% 9/1/2052[1]	2,882	2,353
	Freddie Mac Pool #SD8242 3.00% 9/1/2052[1]	4,161	3,542
	Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]	336	317
	Freddie Mac Pool #QF1205 4.50% 9/1/2052[1]	288	272
	Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]	83	79
	Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]	49	47
	Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]	33	31
	Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]	6,124	6,090
	Freddie Mac Pool #SD1896 4.00% 11/1/2052[1]	17,161	16,002
	Freddie Mac Pool #SD1894 4.00% 11/1/2052[1]	5,910	5,508
	Freddie Mac Pool #SD8266 4.50% 11/1/2052[1]	22,885	21,565
	Freddie Mac Pool #QF2692 5.00% 11/1/2052[1]	3,517	3,409
	Freddie Mac Pool #QF2926 5.00% 11/1/2052[1]	3,489	3,379
	Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]	2,127	2,104
	Freddie Mac Pool #QF2862 6.50% 11/1/2052[1]	61	63
	Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]	43	44
	Freddie Mac Pool #SD2602 3.00% 12/1/2052[1]	1,068	908
	Freddie Mac Pool #SD2065 4.00% 12/1/2052[1]	1,034	947
	Freddie Mac Pool #RA8200 4.00% 12/1/2052[1]	642	588
	Freddie Mac Pool #QF5671 4.50% 12/1/2052[1]	11,942	11,244
	Freddie Mac Pool #RA8309 6.00% 12/1/2052[1]	1,269	1,284
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]	202	195
	Freddie Mac Pool #RA8423 6.00% 1/1/2053[1]	3,294	3,334
	Freddie Mac Pool #SD8298 4.50% 2/1/2053[1]	15,594	14,706
	Freddie Mac Pool #SD8299 5.00% 2/1/2053[1]	2,313	2,240
	Freddie Mac Pool #SD2462 5.50% 2/1/2053[1]	44,091	43,655
	Freddie Mac Pool #RA8544 5.50% 2/1/2053[1]	24,427	24,173
	Freddie Mac Pool #QF7144 5.50% 2/1/2053[1]	4,696	4,644
	Freddie Mac Pool #QF8083 6.00% 2/1/2053[1]	13,961	14,054
	Freddie Mac Pool #QF9463 4.00% 3/1/2053[1]	2,719	2,488
	Freddie Mac Pool #SD2610 4.00% 3/1/2053[1]	1,760	1,611
	Freddie Mac Pool #SD8305 4.00% 3/1/2053[1]	79	73
	Freddie Mac Pool #RA8720 4.00% 4/1/2053[1]	2,993	2,740
	Freddie Mac Pool #SD8314 4.50% 4/1/2053[1]	201	190
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]	4,749	4,600
	Freddie Mac Pool #QG1268 5.00% 4/1/2053[1]	652	631
	Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]	566	548
	Freddie Mac Pool #QG1023 5.50% 4/1/2053[1]	4,316	4,271
	Freddie Mac Pool #QG2977 4.00% 5/1/2053[1]	195	179
	Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]	34	32
	Freddie Mac Pool #SD8323 5.00% 5/1/2053[1]	13,436	12,989
	Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]	8,511	8,415
	Freddie Mac Pool #QG3365 5.50% 5/1/2053[1]	3,992	3,968
	Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]	2,500	2,473
	Freddie Mac Pool #SD2861 6.00% 5/1/2053[1]	14,712	14,917
	Freddie Mac Pool #QG5002 4.00% 6/1/2053[1]	583	534
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]	13,066	12,641
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]	20,348	20,112
	Freddie Mac Pool #SD3177 6.00% 6/1/2053[1]	6,702	6,795
	Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]	3,049	3,070
	Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]	715	736
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]	629	645
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]	591	611

155	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]	USD577	$596
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]	417	431
	Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]	313	323
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]	224	229
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]	163	171
	Freddie Mac Pool #QG7153 4.00% 7/1/2053[1]	5,204	4,768
	Freddie Mac Pool #QG6067 4.00% 7/1/2053[1]	546	500
	Freddie Mac Pool #QG7958 4.00% 7/1/2053[1]	66	61
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]	265	256
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]	20,184	19,958
	Freddie Mac Pool #SD3386 5.50% 7/1/2053[1]	7,703	7,620
	Freddie Mac Pool #QG7411 5.50% 7/1/2053[1]	588	582
	Freddie Mac Pool #RA9474 6.00% 7/1/2053[1]	8,682	8,794
	Freddie Mac Pool #SD3434 6.00% 7/1/2053[1]	3,150	3,190
	Freddie Mac Pool #QG8958 4.00% 8/1/2053[1]	485	444
	Freddie Mac Pool #QG9629 4.00% 8/1/2053[1]	400	366
	Freddie Mac Pool #SD4999 5.00% 8/1/2053[1]	7,722	7,464
	Freddie Mac Pool #QG9084 5.50% 8/1/2053[1]	2,410	2,383
	Freddie Mac Pool #QG9008 5.50% 8/1/2053[1]	2,188	2,165
	Freddie Mac Pool #QG9628 5.50% 8/1/2053[1]	2,166	2,141
	Freddie Mac Pool #QG9141 5.50% 8/1/2053[1]	1,645	1,628
	Freddie Mac Pool #SD3639 6.00% 8/1/2053[1]	4,725	4,757
	Freddie Mac Pool #QH0474 6.00% 9/1/2053[1]	22,787	22,922
	Freddie Mac Pool #QH0851 6.00% 9/1/2053[1]	15,138	15,220
	Freddie Mac Pool #QH1296 6.00% 9/1/2053[1]	13,983	14,064
	Freddie Mac Pool #QH1059 6.00% 9/1/2053[1]	11,504	11,581
	Freddie Mac Pool #SD8363 6.00% 9/1/2053[1]	6,661	6,700
	Freddie Mac Pool #SD3916 6.00% 9/1/2053[1]	1,478	1,494
	Freddie Mac Pool #RA9854 6.00% 9/1/2053[1]	1,125	1,140
	Freddie Mac Pool #SD3825 6.50% 9/1/2053[1,4]	213,777	218,743
	Freddie Mac Pool #SD4997 5.00% 10/1/2053[1]	829	802
	Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]	18,779	18,883
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]	4,111	4,198
	Freddie Mac Pool #SD4977 5.00% 11/1/2053[1]	624	603
	Freddie Mac Pool #SD4571 5.50% 11/1/2053[1]	18,858	18,649
	Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]	2,332	2,345
	Freddie Mac Pool #SD4318 6.50% 11/1/2053[1]	13,817	14,153
	Freddie Mac Pool #RJ0326 6.50% 11/1/2053[1]	1,869	1,920
	Freddie Mac Pool #RJ0440 6.00% 12/1/2053[1]	5,523	5,558
	Freddie Mac Pool #QH5936 6.00% 12/1/2053[1]	3,055	3,092
	Freddie Mac Pool #SD8386 7.00% 12/1/2053[1]	20,825	21,611
	Freddie Mac Pool #SD8396 6.00% 1/1/2054[1]	5,108	5,136
	Freddie Mac Pool #SD4693 6.50% 1/1/2054[1]	710	727
	Freddie Mac Pool #SD8398 7.00% 1/1/2054[1]	41,810	43,391
	Freddie Mac Pool #SD5910 4.00% 2/1/2054[1]	189	173
	Freddie Mac Pool #SD8401 5.50% 2/1/2054[1]	802	792
	Freddie Mac Pool #SD4975 6.00% 2/1/2054[1]	12,043	12,107
	Freddie Mac Pool #QI0006 6.00% 2/1/2054[1]	4,838	4,863
	Freddie Mac Pool #SD4897 6.00% 2/1/2054[1]	3,919	3,944
	Freddie Mac Pool #SD8402 6.00% 2/1/2054[1]	230	231
	Freddie Mac Pool #SD4966 6.50% 2/1/2054[1]	5,293	5,449
	Freddie Mac Pool #SD8408 5.50% 3/1/2054[1]	430	425
	Freddie Mac Pool #RJ1216 5.50% 4/1/2054[1]	2,611	2,593
	Freddie Mac Pool #RJ1215 5.50% 4/1/2054[1]	1,954	1,931
	Freddie Mac Pool #RJ1435 6.00% 4/1/2054[1]	9,089	9,199
	Freddie Mac Pool #SD5303 6.00% 4/1/2054[1]	5,531	5,593
	Freddie Mac Pool #QI2895 6.00% 4/1/2054[1]	4,240	4,286
	Freddie Mac Pool #RJ1346 6.00% 4/1/2054[1]	2,153	2,179
	Freddie Mac Pool #SD8421 6.00% 4/1/2054[1]	178	179
	Freddie Mac Pool #SD5316 6.00% 4/1/2054[1]	25	25
	Freddie Mac Pool #SD5221 6.50% 4/1/2054[1]	6,699	6,887

American Funds Insurance Series	156

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #QI5786 4.00% 5/1/2054[1]	USD732	$670
	Freddie Mac Pool #SD8430 5.00% 5/1/2054[1]	2,043	1,973
	Freddie Mac Pool #RJ1417 5.50% 5/1/2054[1]	39,437	39,160
	Freddie Mac Pool #RJ1512 5.50% 5/1/2054[1]	4,832	4,799
	Freddie Mac Pool #SD8432 6.00% 5/1/2054[1]	17,403	17,496
	Freddie Mac Pool #RJ1447 6.50% 5/1/2054[1]	6,946	7,155
	Freddie Mac Pool #SD8435 4.00% 6/1/2054[1]	4,359	3,989
	Freddie Mac Pool #RJ1857 5.50% 6/1/2054[1]	2,813	2,786
	Freddie Mac Pool #RJ1768 5.50% 6/1/2054[1]	1,007	999
	Freddie Mac Pool #RJ1859 6.00% 6/1/2054[1]	26,375	26,678
	Freddie Mac Pool #SD8439 6.00% 6/1/2054[1]	21,224	21,338
	Freddie Mac Pool #SD5701 6.50% 6/1/2054[1]	6,203	6,394
	Freddie Mac Pool #SD8440 6.50% 6/1/2054[1]	1,213	1,238
	Freddie Mac Pool #SD8466 4.00% 7/1/2054[1]	1,997	1,827
	Freddie Mac Pool #RJ1960 5.50% 7/1/2054[1]	2,316	2,298
	Freddie Mac Pool #RJ1963 5.50% 7/1/2054[1]	1,855	1,833
	Freddie Mac Pool #SD8447 6.00% 7/1/2054[1]	25,054	25,214
	Freddie Mac Pool #RJ1964 6.00% 7/1/2054[1]	13,744	13,973
	Freddie Mac Pool #RJ1973 6.00% 7/1/2054[1]	8,211	8,306
	Freddie Mac Pool #SD5949 6.00% 7/1/2054[1]	3,270	3,296
	Freddie Mac Pool #RJ1975 6.00% 7/1/2054[1]	2,785	2,817
	Freddie Mac Pool #SD5790 6.00% 7/1/2054[1]	2,345	2,371
	Freddie Mac Pool #SD5813 6.00% 7/1/2054[1]	253	256
	Freddie Mac Pool #QI9151 6.50% 7/1/2054[1]	2,639	2,708
	Freddie Mac Pool #RJ2193 5.00% 8/1/2054[1]	2,090	2,023
	Freddie Mac Pool #RJ2241 5.00% 8/1/2054[1]	1,510	1,465
	Freddie Mac Pool #RJ2195 5.00% 8/1/2054[1]	1,363	1,318
	Freddie Mac Pool #SD8453 5.50% 8/1/2054[1]	3	3
	Freddie Mac Pool #SD8454 6.00% 8/1/2054[1]	12,327	12,391
	Freddie Mac Pool #RJ2210 6.00% 8/1/2054[1]	5,411	5,444
	Freddie Mac Pool #RJ2211 6.00% 8/1/2054[1]	3,099	3,149
	Freddie Mac Pool #RJ2216 6.00% 8/1/2054[1]	2,646	2,667
	Freddie Mac Pool #RJ2213 6.00% 8/1/2054[1]	2,124	2,155
	Freddie Mac Pool #RJ2245 6.00% 8/1/2054[1]	2,034	2,056
	Freddie Mac Pool #SD6029 6.00% 8/1/2054[1]	145	147
	Freddie Mac Pool #QJ1440 6.00% 8/1/2054[1]	77	78
	Freddie Mac Pool #SD8455 6.50% 8/1/2054[1]	26,093	26,657
	Freddie Mac Pool #RJ2222 6.50% 8/1/2054[1]	13,792	14,251
	Freddie Mac Pool #SD6034 6.50% 8/1/2054[1]	12,640	13,060
	Freddie Mac Pool #SD6047 6.50% 8/1/2054[1]	5,167	5,316
	Freddie Mac Pool #SD6035 6.50% 8/1/2054[1]	3,464	3,564
	Freddie Mac Pool #RJ2247 6.50% 8/1/2054[1]	2,025	2,078
	Freddie Mac Pool #RJ2223 6.50% 8/1/2054[1]	1,936	1,995
	Freddie Mac Pool #RJ2228 6.50% 8/1/2054[1]	1,248	1,277
	Freddie Mac Pool #SD8463 6.00% 9/1/2054[1]	10,950	11,024
	Freddie Mac Pool #SD6578 6.00% 9/1/2054[1]	4,658	4,697
	Freddie Mac Pool #RJ2314 6.00% 9/1/2054[1]	497	502
	Freddie Mac Pool #RJ2312 6.00% 9/1/2054[1]	278	283
	Freddie Mac Pool #RJ2308 6.00% 9/1/2054[1]	257	260
	Freddie Mac Pool #RJ2306 6.00% 9/1/2054[1]	234	237
	Freddie Mac Pool #RJ2309 6.00% 9/1/2054[1]	159	160
	Freddie Mac Pool #QJ3982 6.00% 9/1/2054[1]	48	49
	Freddie Mac Pool #QJ3945 6.00% 9/1/2054[1]	33	33
	Freddie Mac Pool #SD8464 6.50% 9/1/2054[1]	13,876	14,175
	Freddie Mac Pool #RJ2323 6.50% 9/1/2054[1]	11,182	11,554
	Freddie Mac Pool #RJ2320 6.50% 9/1/2054[1]	4,463	4,592
	Freddie Mac Pool #SD6288 6.50% 9/1/2054[1]	2,996	3,080
	Freddie Mac Pool #SD6271 6.50% 9/1/2054[1]	2,742	2,821
	Freddie Mac Pool #RJ2325 6.50% 9/1/2054[1]	2,368	2,427
	Freddie Mac Pool #QJ4693 6.50% 9/1/2054[1]	1,050	1,077
	Freddie Mac Pool #SD6883 6.00% 10/1/2054[1]	412	418

157	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #QJ5971 6.00% 10/1/2054[1]	USD178	$180
	Freddie Mac Pool #QJ5733 6.00% 10/1/2054[1]	46	46
	Freddie Mac Pool #SD6733 6.50% 10/1/2054[1]	5,948	6,088
	Freddie Mac Pool #SD8471 6.50% 10/1/2054[1]	235	240
	Freddie Mac Pool #SD8473 4.50% 11/1/2054[1]	26,601	25,032
	Freddie Mac Pool #RJ2851 4.50% 11/1/2054[1]	5,030	4,733
	Freddie Mac Pool #RJ2860 5.00% 11/1/2054[1]	7,541	7,283
	Freddie Mac Pool #SD8474 5.00% 11/1/2054[1]	246	238
	Freddie Mac Pool #RJ2917 5.50% 11/1/2054[1]	11,723	11,586
	Freddie Mac Pool #RJ2922 6.00% 11/1/2054[1]	3,425	3,444
	Freddie Mac Pool #SD8487 4.00% 12/1/2054[1]	8,915	8,156
	Freddie Mac Pool #RJ3017 5.00% 12/1/2054[1]	7,133	6,889
	Freddie Mac Pool #RJ3163 5.00% 12/1/2054[1]	6	6
	Freddie Mac Pool #SD8493 5.50% 12/1/2054[1]	12,449	12,292
	Freddie Mac Pool #RJ3082 5.50% 12/1/2054[1]	2,836	2,809
	Freddie Mac Pool #QX0376 5.50% 12/1/2054[1]	14	14
	Freddie Mac Pool #SD8486 6.50% 1/1/2055[1]	13	13
	Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[1]	40	41
	Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[1]	102	105
	Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[1,2]	3,461	3,356
	Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[1]	89	76
	Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[1]	84	71
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	6,182	5,898
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]	1,487	1,403
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	8,301	7,850
	Government National Mortgage Assn. 2.00% 1/1/2055[1,5]	6,176	4,941
	Government National Mortgage Assn. 3.00% 1/1/2055[1,5]	225	195
	Government National Mortgage Assn. 5.00% 1/1/2055[1,5]	135	131
	Government National Mortgage Assn. 5.50% 1/1/2055[1,5]	55,604	55,153
	Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[1]	9,807	9,140
	Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[1]	27	26
	Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[1]	4,065	3,889
	Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[1]	9,070	8,176
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]	2,010	1,613
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]	3,489	2,798
	Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[1]	8,030	6,596
	Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]	2,977	2,438
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]	2,918	2,397
	Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[1]	4,627	3,798
	Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[1]	4,234	3,540
	Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]	3,517	2,895
	Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052[1]	183	159
	Government National Mortgage Assn. Pool #MA8044 3.50% 5/20/2052[1]	4,917	4,400
	Government National Mortgage Assn. Pool #MA8148 3.00% 7/20/2052[1]	5,116	4,446
	Government National Mortgage Assn. Pool #MA8199 3.50% 8/20/2052[1]	4,201	3,759
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]	22,501	20,133
	Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[1]	7,996	7,377
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]	5,635	5,196
	Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053[1]	3,572	3,382
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]	12,497	11,828
	Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]	3,266	3,175
	Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]	8,015	7,586
	Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]	13,117	12,414
	Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054[1]	1,785	1,646
	Government National Mortgage Assn. Pool #MB0024 4.50% 11/20/2054[1]	21,348	20,195
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]	1,487	1,086
	Uniform Mortgage-Backed Security 2.00% 1/1/2040[1,5]	5,845	5,162
	Uniform Mortgage-Backed Security 2.50% 1/1/2040[1,5]	5,188	4,712

American Funds Insurance Series	158

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Uniform Mortgage-Backed Security 2.00% 1/1/2055[1,5]	USD5,873	$4,571
	Uniform Mortgage-Backed Security 2.50% 1/1/2055[1,5]	37,981	30,939
	Uniform Mortgage-Backed Security 3.00% 1/1/2055[1,5]	3,720	3,160
	Uniform Mortgage-Backed Security 3.50% 1/1/2055[1,5]	106,963	94,617
	Uniform Mortgage-Backed Security 4.50% 1/1/2055[1,5]	540	508
	Uniform Mortgage-Backed Security 5.00% 1/1/2055[1,5]	1	1
	Uniform Mortgage-Backed Security 6.00% 1/1/2055[1,5]	16,469	16,548
	Uniform Mortgage-Backed Security 4.50% 2/1/2055[1,5]	664	624

			3,744,665

Collateralized mortgage-backed obligations (privately originated) 3.30%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,2,6]	1,986	1,736
	Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[1,6]	79	75
	Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,6,7]	4,568	4,326
	Atlas SP, Series 2024-RPL1, Class A1, 3.85% 4/25/2064 (4.85% on 8/1/2028)[1,6,7]	15,371	14,689
	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[1,2,6]	651	603
	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[1,2,6]	300	293
	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,6]	2,097	1,896
	Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[1,2,6]	249	247
	Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034[1,2,6]	2,985	2,944
	Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054[1,2,6]	14,793	14,359
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,2,6]	5,549	5,161
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,2,6]	147	135
	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,2,6]	1,178	1,035
	Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 7.319% 5/25/2042[1,2,6]	208	214
	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 6.969% 12/25/2042[1,2,6]	515	530
	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.869% 5/25/2043[1,2,6]	2,627	2,688
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.469% 6/25/2043[1,2,6]	1,654	1,671
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 6.269% 7/25/2043[1,2,6]	881	885
	Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M1, (30-day Average USD-SOFR + 1.05%) 5.619% 1/25/2044[1,2,6]	4,253	4,259
	Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 6.369% 1/25/2044[1,2,6]	507	513
	Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M1, (30-day Average USD-SOFR + 1.10%) 5.669% 2/25/2044[1,2,6]	456	456
	Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M2, (30-day Average USD-SOFR + 1.80%) 6.369% 2/25/2044[1,2,6]	1,053	1,064
	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 5.669% 5/25/2044[1,2,6]	3,645	3,647
	Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M1, (30-day Average USD-SOFR + 1.05%) 5.619% 9/25/2044[1,2,6]	1,684	1,687
	Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 6.169% 9/25/2044[1,2,6]	1,584	1,594
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[1,6]	801	781
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[1,6]	1,789	1,997
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[1,6]	2,282	2,526
	Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[1,2,6]	1,758	1,405
	Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[1,2,6]	1,945	1,555
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 6.569% 4/25/2042[1,2,6]	860	871
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.769% 5/25/2042[1,2,6]	42	42

159	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 7.519% 6/25/2042[1,2,6]	USD161	$166
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.719% 9/25/2042[1,2,6]	288	291
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1B, (30-day Average USD-SOFR + 3.70%) 8.269% 9/25/2042[1,2,6]	1,519	1,606
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA1, Class M1, (30-day Average USD-SOFR + 1.35%) 5.919% 2/25/2044[1,2,6]	4,207	4,216
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.769% 5/25/2044[1,2,6]	15,104	15,163
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M1, (30-day Average USD-SOFR + 1.00%) 5.569% 10/25/2044[1,2,6]	6,373	6,376
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M2, (30-day Average USD-SOFR + 1.45%) 6.019% 10/25/2044[1,2,6]	1,648	1,656
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 6.533% 2/25/2050[1,2,6]	1,648	1,664
	GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028)[1,6,7]	5,397	5,429
	GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,2,6]	1,888	1,686
	GS Mortgage-Backed Securities Trust, Series 2024-RPL2, Class A1, 3.75% 7/25/2061 (4.75% on 2/1/2028)[1,6,7]	2,140	2,073
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[1,6]	4,930	4,679
	HOMES Trust, Series 2024-NQM1, Class A1, 5.915% 7/25/2069 (6.915% on 7/1/2028)[1,6,7]	17,536	17,600
	JP Morgan Mortgage Trust, Series 2024-INV1, Class A2, 6.00% 4/25/2055[1,2,6]	719	717
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,6,7]	2,530	2,517
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061 (5.75% on 4/25/2025)[1,6,7]	664	664
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (6.25% on 11/25/2025)[1,6,7]	2,042	2,038
	MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[1,2,6]	2,241	2,012
	MFRA Trust, Series 2024-NQM2, Class A1, 5.272% 8/25/2069 (6.272% on 8/1/2028)[1,6,7]	27,122	26,836
	Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.627% 3/25/2053[1,2,6]	2,666	2,624
	Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 3/25/2028 (6.988% on 3/1/2028)[1,6,7]	7,751	7,796
	Onslow Bay Financial, LLC, Series 2024-HYB2, Class A1, 3.642% 4/25/2053[1,2,6]	2,031	1,984
	Onslow Bay Financial, LLC, Series 2024-NQM4, Class A1, 6.067% 1/25/2064 (7.067% on 2/1/2028)[1,6,7]	3,919	3,942
	Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028)[1,6,7]	8,588	8,662
	Onslow Bay Financial, LLC, Series 2024-NQM10, Class A1, 6.18% 5/25/2064 (7.18% on 6/1/2028)[1,6,7]	7,933	8,003
	Onslow Bay Financial, LLC, Series 2024-NQM8, Class A1, 6.233% 5/25/2064 (7.233% on 5/1/2028)[1,6,7]	20,206	20,394
	Onslow Bay Financial, LLC, Series 2024-NQM13, Class A1, 5.116% 6/25/2064 (6.116% on 8/1/2028)[1,6,7]	6,187	6,126
	Onslow Bay Financial, LLC, Series 2024-NQM11, Class A1, 5.875% 6/25/2064 (6.825% on 7/1/2028)[1,6,7]	22,779	22,867
	PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[1,2,6]	1,380	1,195
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,6]	1,098	1,052
	Progress Residential Trust, Series 2024-SFR1, Class A, 3.35% 2/17/2041[1,6]	11,500	10,716
	Progress Residential Trust, Series 2024-SFR2, Class A, 3.30% 4/17/2041[1,6]	2,272	2,111
	Progress Residential Trust, Series 2024-SFR2, Class B, 3.40% 4/17/2041[1,2,6]	1,044	961
	Progress Residential Trust, Series 2024-SFR3, Class A, 3.00% 6/17/2041[1,6]	7,109	6,496
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,2,6]	328	327
	Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 6.147% 10/17/2041[1,2,6]	6,378	6,409

American Funds Insurance Series	160

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,6]	USD8,077	$7,251
	Towd Point Mortgage Trust, Series 2024-3, Class A1A, 5.163% 7/25/2065[1,2,6]	3,744	3,689
	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[6,8]	1,395	1,395
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,6]	5,024	4,818
	Tricon Residential Trust, Series 2024-SFR2, Class A, 4.75% 6/17/2040[1,6]	8,581	8,477
	Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2040[1,6]	1,798	1,783
	Tricon Residential Trust, Series 2024-SFR3, Class A, 4.50% 8/17/2041[1,6]	7,497	7,281
	Verus Securitization Trust, Series 2024-3, Class A1, 6.338% 4/25/2069 (7.338% on 4/1/2028)[1,6,7]	19,293	19,471
	Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028)[1,6,7]	7,698	7,762
	Verus Securitization Trust, Series 2024-6, Class A1, 5.799% 7/25/2069 (6.799% on 7/1/2028)[1,6,7]	16,198	16,272
	Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069[1,2,6]	4,852	4,830

			367,967

Commercial mortgage-backed securities 2.77%	AMSR Trust, Series 2023-SFR2, Class A, 3.95% 6/17/2040[1,6]	389	374
	ARES Commercial Mortgage Trust, Series 24-IND, Class A, (1-month USD CME Term SOFR + 1.69%) 6.089% 7/15/2041[1,2,6]	1,251	1,261
	Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[1]	770	737
	Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[1]	100	95
	Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.315% 9/15/2056[1,2]	684	729
	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[1,2]	500	530
	Bank Commercial Mortgage Trust, Series 2024-5YR11, Class AS, 6.139% 11/15/2057[1]	3,537	3,626
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[1]	205	197
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[1]	123	118
	Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[1,2]	2,444	2,382
	Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[1]	1,018	914
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[1]	295	257
	Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[1]	2,541	2,435
	Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[1,2]	781	758
	Benchmark Mortgage Trust, Series 2024-V5, Class AM, 6.417% 1/10/2057[1]	3,361	3,479
	Benchmark Mortgage Trust, Series 2024-V11, Class AM, 6.201% 11/15/2057[1]	2,174	2,237
	BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.364% 2/15/2057[1,2]	2,774	2,870
	BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.295% 4/15/2037[1,2,6]	3,822	3,841
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.512% 6/15/2027[1,2,6]	8,476	8,516
	BX Trust, Series 2024-KING, Class A, (1-month USD CME Term SOFR + 1.541%) 5.997% 5/15/2034[1,2,6]	2,183	2,188
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 5.212% 9/15/2036[1,2,6]	14,727	14,705
	BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 5.462% 9/15/2036[1,2,6]	570	568
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 5.411% 10/15/2036[1,2,6]	5,292	5,280
	BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 5.809% 10/15/2036[1,2,6]	995	993
	BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 6.158% 10/15/2036[1,2,6]	996	994
	BX Trust, Series 2021-RISE, Class A, (1-month USD CME Term SOFR + 0.862%) 5.259% 11/15/2036[1,2,6]	10,670	10,628
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.888% 4/15/2037[1,2,6]	4,194	4,202
	BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 5.182% 6/15/2038[1,2,6]	3,304	3,301
	BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 5.382% 6/15/2038[1,2,6]	382	382

161	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 5.612% 6/15/2038[1,2,6]	USD259	$258
	BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 5.912% 6/15/2038[1,2,6]	654	654
	BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 5.362% 11/15/2038[1,2,6]	8,640	8,636
	BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 5.762% 11/15/2038[1,2,6]	294	293
	BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.012% 11/15/2038[1,2,6]	87	86
	BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 6.362% 11/15/2038[1,2,6]	131	131
	BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 5.387% 2/15/2039[1,2,6]	8,600	8,580
	BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 6.088% 8/15/2039[1,2,6]	8,241	8,310
	BX Trust, Series 2024-BIO2, Class A, 5.594% 8/13/2041[1,2,6]	26,909	26,616
	CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 6.288% 7/15/2041[1,2,6]	1,514	1,522
	CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 6.942% 8/15/2041[1,2,6]	5,461	5,497
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040[1,2,6]	19,044	19,370
	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[1]	610	598
	CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[1]	283	283
	DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.919% 8/12/2043[1,2,6]	8,924	9,052
	DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[1,6]	966	991
	DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040[1,6]	1,121	1,154
	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.379% 9/10/2040[1,2,6]	862	890
	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[1]	200	194
	ELM Trust 2024, Series 2024-ELM, Class A15, 5.801% 6/10/2039[1,2,6]	26,878	27,155
	ELM Trust 2024, Series 2024-ELM, Class A10, 5.801% 6/10/2039[1,2,6]	24,421	24,673
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 5.592% 7/15/2038[1,2,6]	2,537	2,540
	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 5.892% 7/15/2038[1,2,6]	579	580
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 6.212% 7/15/2038[1,2,6]	789	791
	Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 6.762% 7/15/2038[1,2,6]	604	607
	FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[1]	2,432	2,474
	Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.943% 12/15/2029[1,2,6]	1,508	1,513
	FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,6]	1,212	1,253
	GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.31% 3/10/2041[1,2,6]	10,443	10,381
	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[1]	400	380
	GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[1]	100	95
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[1]	1,536	1,333
	HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039[1,2,6]	1,478	1,487
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[1]	640	616
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[1]	240	228
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[1,6]	6,854	6,323
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[1,2]	2,040	1,983
	KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 6.115% 12/15/2039[1,2,6]	13,405	13,407

American Funds Insurance Series	162

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 5.313% 4/15/2038[1,2,6]	USD47	$47
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[1]	410	408
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[1]	245	238
	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[1]	730	709
	SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.789% 5/15/2039[1,2,6]	3,848	3,852
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[1,6]	4,065	3,419
	SREIT Trust, Series 2021-FLWR, Class A, (1-month USD CME Term SOFR + 0.691%) 5.088% 7/15/2036[1,2,6]	9,351	9,342
	SREIT Trust, Series 2021-FLWR, Class B, (1-month USD CME Term SOFR + 1.04%) 5.437% 7/15/2036[1,2,6]	1,000	999
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 5.242% 11/15/2038[1,2,6]	8,362	8,358
	SREIT Trust, Series 2021-MFP, Class B, (1-month USD CME Term SOFR + 1.194%) 5.591% 11/15/2038[1,2,6]	252	251
	SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 5.841% 11/15/2038[1,2,6]	135	135
	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 9/15/2048[1]	2,309	2,290
	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[1]	2,550	2,496
	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[1]	1,019	929
	Wells Fargo Commercial Mortgage Trust, Series 2024-5C2, Class A3, 5.92% 11/15/2057[1]	5,667	5,844
	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[1]	205	200

			309,048

	Total mortgage-backed obligations		4,421,680

Corporate bonds, notes & loans 28.99%
Financials 9.95%	AerCap Ireland Capital DAC 6.50% 7/15/2025	1,798	1,810
	AerCap Ireland Capital DAC 1.75% 1/30/2026	2,841	2,750
	AerCap Ireland Capital DAC 2.45% 10/29/2026	10,289	9,857
	AerCap Ireland Capital DAC 6.45% 4/15/2027	3,994	4,119
	AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[6,7]	1,597	1,670
	AIB Group PLC 5.871% 3/28/2035 (USD-SOFR + 1.91% on 3/28/2034)[6,7]	1,995	2,000
	Ally Financial, Inc. 8.00% 11/1/2031	3,000	3,316
	Alpha Bank SA 7.50% 6/16/2027 (1-year EUR Mid-Swap + 5.084% on 6/16/2026)[7]	EUR437	483
	Alpha Bank SA 6.875% 6/27/2029 (1-year EUR-ICE Swap EURIBOR + 3.793% on 6/27/2028)[7]	2,840	3,282
	Alpha Bank SA 5.00% 5/12/2030 (1-year EUR-ICE Swap EURIBOR + 2.432% on 5/12/2029)[7]	4,065	4,464
	American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[7]	USD604	612
	American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[7]	359	384
	American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[7]	4,565	4,487
	American International Group, Inc. 5.125% 3/27/2033	2,749	2,717
	Aon Corp. 5.35% 2/28/2033	1,083	1,079
	Aon North America, Inc. 5.15% 3/1/2029	3,015	3,025
	Aon North America, Inc. 5.30% 3/1/2031	1,005	1,010
	Aon North America, Inc. 5.45% 3/1/2034	2,550	2,547
	Aon North America, Inc. 5.75% 3/1/2054	1,163	1,135
	Arthur J. Gallagher & Co. 4.85% 12/15/2029	1,449	1,443
	Arthur J. Gallagher & Co. 5.15% 2/15/2035	1,721	1,679
	Arthur J. Gallagher & Co. 5.55% 2/15/2055	1,335	1,283

163	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Banco Santander, SA 5.147% 8/18/2025	USD4,000	$4,005
	Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[7]	1,400	1,324
	Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027)[7]	4,295	4,096
	Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[7]	2,635	2,607
	Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[7]	3,202	2,907
	Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028)[7]	339	347
	Bank of America Corp. 3.974% 2/7/2030 (3-month USD CME Term SOFR + 1.472% on 2/7/2029)[7]	1,150	1,103
	Bank of America Corp. 2.884% 10/22/2030 (3-month USD CME Term SOFR + 1.19% on 10/22/2029)[7]	3,691	3,337
	Bank of America Corp. 2.592% 4/29/2031 (USD-SOFR + 2.15% on 4/29/2030)[7]	4,902	4,320
	Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030)[7]	257	216
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[7]	20,927	17,491
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[7]	36,155	30,156
	Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[6,7]	4,850	4,891
	Bank of New York Mellon Corp. 4.975% 3/14/2030 (USD-SOFR + 1.085% on 3/14/2029)[7]	1,858	1,861
	Bank of New York Mellon Corp. 5.06% 7/22/2032 (USD-SOFR + 1.23% on 7/22/2031)[7]	5,690	5,677
	Bank of New York Mellon Corp. 5.188% 3/14/2035 (USD-SOFR + 1.418% on 3/14/2034)[7]	2,378	2,355
	Bank of Nova Scotia (The) 5.25% 6/12/2028	1,370	1,385
	Banque Federative du Credit Mutuel 0.82% 10/16/2026	JPY300,000	1,897
	Barclays PLC 4.837% 9/10/2028 (USD-SOFR + 1.34% on 9/10/2027)[7]	USD2,585	2,570
	Block, Inc. 2.75% 6/1/2026	1,975	1,905
	BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[6,7]	13,134	12,487
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[6,7]	3,594	3,220
	BNP Paribas SA 5.738% 2/20/2035 (USD-SOFR + 1.88% on 2/20/2034)[6,7]	4,117	4,132
	BPCE SA 1.625% 1/14/2025[6]	2,980	2,977
	BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[6,7]	4,729	4,606
	BPCE SA 0.895% 12/14/2026	JPY100,000	632
	BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[6,7]	USD2,150	2,167
	BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028)[6,7]	5,000	5,204
	BPCE SA 5.716% 1/18/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.959% on 1/18/2029)[6,7]	1,285	1,292
	BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[6,7]	6,195	6,115
	BPCE SA 5.936% 5/30/2035 (USD-SOFR + 1.85% on 5/30/2034)[6,7]	4,503	4,465
	CaixaBank, SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029)[6,7]	10,948	11,059
	CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[6,7]	1,900	2,022
	CaixaBank, SA 6.037% 6/15/2035 (USD-SOFR + 2.26% on 9/15/2034)[6,7]	3,953	3,992
	Canadian Imperial Bank of Commerce 5.237% 6/28/2027	2,650	2,679
	Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[7]	2,430	2,429
	Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[7]	515	519
	Capital One Financial Corp. 5.70% 2/1/2030 (USD-SOFR + 1.905% on 2/1/2029)[7]	4,352	4,413
	Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033)[7]	1,204	1,251
	Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034)[7]	2,920	2,968
	Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[7]	2,445	2,496
	China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031	526	446
	Chubb INA Holdings, LLC 3.35% 5/3/2026	2,020	1,990
	Chubb INA Holdings, LLC 5.00% 3/15/2034	4,400	4,348
	Chubb INA Holdings, LLC 4.35% 11/3/2045	2,015	1,721
	Citibank, NA 5.803% 9/29/2028	4,100	4,229
	Citigroup, Inc. 4.60% 3/9/2026	1,800	1,796
	Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029)[7]	10,629	10,624
	Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029)[7]	2,714	2,638
	Citigroup, Inc. 2.561% 5/1/2032 (USD-SOFR + 1.167% on 5/1/2031)[7]	42	36
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[7]	990	851

American Funds Insurance Series	164

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[7]	USD3,090	$2,775
	Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[7]	140	143
	Citizens Financial Group, Inc. 5.841% 1/23/2030 (USD-SOFR + 2.01% on 1/23/2029)[7]	15,346	15,577
	Citizens Financial Group, Inc. 6.645% 4/25/2035 (USD-SOFR + 2.325% on 4/25/2034)[7]	4,518	4,766
	Corebridge Financial, Inc. 3.65% 4/5/2027	3,913	3,805
	Corebridge Financial, Inc. 3.85% 4/5/2029	3,534	3,376
	Corebridge Financial, Inc. 3.90% 4/5/2032	3,964	3,609
	Corebridge Financial, Inc. 4.35% 4/5/2042	361	301
	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[6,7]	4,450	4,386
	Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[6,7]	2,450	2,353
	Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[6,7]	2,990	2,829
	Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[6,7]	2,975	2,933
	Deutsche Bank AG 4.10% 1/13/2026	7,305	7,265
	Deutsche Bank AG 4.10% 1/13/2026	857	851
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[7]	27,047	26,362
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[7]	17,595	16,739
	Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[7]	7,343	7,626
	Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[7]	6,271	6,564
	Deutsche Bank AG 4.999% 9/11/2030 (USD-SOFR + 1.70% on 9/11/2029)[7]	6,685	6,537
	Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[7]	6,750	6,063
	Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[7]	3,235	2,825
	Deutsche Bank AG 5.403% 9/11/2035 (USD-SOFR + 2.05% on 9/11/2034)[7]	3,200	3,034
	DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[6,7]	1,200	1,146
	Eurobank SA 2.00% 5/5/2027 (1-year EUR Mid-Swap + 2.398% on 5/5/2026)[7]	EUR1,845	1,881
	Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[7]	4,230	4,324
	Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[7]	3,855	4,423
	Eurobank SA 5.875% 11/28/2029 (1-year EUR Mid-Swap + 2.83% on 11/28/2028)[7]	12,035	13,538
	Eurobank SA 4.875% 4/30/2031 (5-year EUR Mid-Swap + 2.165% on 4/30/2030)[7]	390	430
	Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[7]	USD205	213
	Fifth Third Bancorp 4.895% 9/6/2030 (USD-SOFR + 1.486% on 9/6/2029)[7]	1,968	1,942
	Fifth Third Bancorp 5.631% 1/29/2032 (USD-SOFR + 1.84% on 1/29/2031)[7]	11,396	11,527
	Five Corners Funding Trust III 5.791% 2/15/2033[6]	942	968
	Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[7]	3,030	2,910
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[7]	13,275	12,557
	Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[7]	12,997	12,337
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[7]	3,703	3,532
	Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[7]	5,534	5,382
	Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029)[7]	28,930	29,536
	Goldman Sachs Group, Inc. 5.049% 7/23/2030 (USD-SOFR + 1.21% on 7/23/2029)[7]	13,759	13,682
	Goldman Sachs Group, Inc. 4.692% 10/23/2030 (USD-SOFR + 1.135% on 10/23/2029)[7]	2,441	2,391
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[7]	10,662	9,192
	Goldman Sachs Group, Inc. 5.851% 4/25/2035 (USD-SOFR + 1.552% on 4/25/2034)[7]	9,975	10,168
	Goldman Sachs Group, Inc. 5.33% 7/23/2035 (USD-SOFR + 1.55% on 7/23/2034)[7]	8,545	8,390
	Goldman Sachs Group, Inc. 5.016% 10/23/2035 (USD-SOFR + 1.42% on 10/23/ 2034)[7]	1,749	1,675
	Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[7]	3,160	2,197
	HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[7]	14,232	12,789
	HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[7]	9,437	7,964
	HSBC Holdings PLC 5.719% 3/4/2035 (USD-SOFR + 1.78% on 3/4/2034)[7]	2,000	2,015
	ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026)[7]	1,680	1,713
	Intercontinental Exchange, Inc. 5.25% 6/15/2031	1,091	1,104
	Intesa Sanpaolo SpA 5.71% 1/15/2026[6]	15,400	15,411
	Intesa Sanpaolo SpA 3.875% 7/14/2027[6]	6,250	6,041
	Intesa Sanpaolo SpA 3.875% 1/12/2028[6]	1,986	1,902

165	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[6,7]	USD5,100	$5,453
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[6]	705	650
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[7]	3,272	3,264
	JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[7]	323	310
	JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026)[7]	1,400	1,433
	JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027)[7]	20,000	20,077
	JPMorgan Chase & Co. 5.571% 4/22/2028 (USD-SOFR + 0.93% on 4/22/2027)[7]	2,678	2,724
	JPMorgan Chase & Co. 4.979% 7/22/2028 (USD-SOFR + 0.93% on 7/22/2027)[7]	8,670	8,699
	JPMorgan Chase & Co. 4.505% 10/22/2028 (USD-SOFR + 0.86% on 10/22/2027)[7]	6,340	6,285
	JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028)[7]	11,980	11,662
	JPMorgan Chase & Co. 5.012% 1/23/2030 (USD-SOFR + 1.31% on 1/23/2029)[7]	7,185	7,180
	JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029)[7]	6,480	6,610
	JPMorgan Chase & Co. 4.995% 7/22/2030 (USD-SOFR + 1.125% on 7/22/2029)[7]	9,355	9,317
	JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029)[7]	6,549	6,426
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[7]	641	532
	JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[7]	5,313	4,483
	JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[7]	1,874	1,873
	JPMorgan Chase & Co. 5.766% 4/22/2035 (USD-SOFR + 1.49% on 4/22/2034)[7]	2,100	2,149
	JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034)[7]	17,099	16,925
	Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[7]	2,415	2,313
	KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[6,7]	1,375	1,399
	Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[7]	2,675	2,668
	Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026)[7]	1,625	1,649
	Lloyds Banking Group PLC 5.462% 1/5/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.375% on 1/5/2027)[7]	200	202
	Lloyds Banking Group PLC 5.679% 1/5/2035 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 1/5/2034)[7]	1,979	1,972
	M&T Bank Corp. 7.413% 10/30/2029 (USD-SOFR + 2.80% on 10/30/2028)[7]	6,528	7,000
	M&T Bank Corp. 6.082% 3/13/2032 (USD-SOFR + 2.26% on 3/13/2031)[7]	6,357	6,519
	Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	2,285	2,232
	Marsh & McLennan Cos., Inc. 5.35% 11/15/2044	250	243
	Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	2,060	1,975
	MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[6,7,9]	1,405	1,536
	MetLife, Inc. 3.60% 11/13/2025	3,490	3,462
	MetLife, Inc. 5.375% 7/15/2033	1,279	1,293
	Metropolitan Life Global Funding I 5.40% 9/12/2028[6]	840	854
	Metropolitan Life Global Funding I 4.85% 1/8/2029[6]	2,050	2,050
	Metropolitan Life Global Funding I 5.15% 3/28/2033[6]	619	612
	Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[7]	6,200	5,899
	Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[7]	2,225	2,106
	Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028)[7]	1,430	1,451
	Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[7]	763	758
	Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[7]	1,367	1,302
	Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028)[7]	1,701	1,741
	Mizuho Financial Group, Inc. 5.376% 5/26/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.12% on 5/26/2029)[7]	2,020	2,041
	Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[7]	13,336	12,678

American Funds Insurance Series	166

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[7]	USD21,869	$21,937
	Morgan Stanley 5.173% 1/16/2030 (USD-SOFR + 1.45% on 1/16/2029)[7]	2,985	2,990
	Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029)[7]	21,784	22,182
	Morgan Stanley 1.794% 2/15/2032 (USD-SOFR + 1.034% on 2/13/2031)[7]	3,031	2,474
	Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[7]	11,313	11,239
	Morgan Stanley 5.831% 4/19/2035 (USD-SOFR + 1.58% on 4/19/2034)[7]	19,472	19,852
	Morgan Stanley 5.32% 7/19/2035 (USD-SOFR + 1.555% on 7/19/2034)[7]	3,069	3,020
	Morgan Stanley Bank, N.A. 5.882% 10/30/2026	2,775	2,835
	Morgan Stanley Bank, NA 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029)[7]	1,704	1,668
	MSCI, Inc. 3.25% 8/15/2033[6]	695	588
	NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026)[7]	3,555	3,591
	NatWest Group PLC 5.583% 3/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 3/1/2027)[7]	2,170	2,197
	Navient Corp. 6.75% 6/25/2025	425	426
	Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028[6]	2,090	2,092
	OneMain Finance Corp. 7.125% 3/15/2026	250	255
	Piraeus Bank SA 7.25% 7/13/2028 (1-year EUR Mid-Swap + 3.692% on 7/13/2027)[7]	EUR565	641
	Piraeus Bank SA 4.625% 7/17/2029 (1-year EUR Mid-Swap + 1.723% on 7/17/2028)[7]	165	177
	Piraeus Bank SA 6.75% 12/5/2029 (1-year EUR Mid-Swap + 3.837% on 12/5/2028)[7]	1,345	1,557
	PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[7]	USD4,594	4,675
	PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[7]	12,265	13,393
	PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034)[7]	635	643
	Royal Bank of Canada 4.90% 1/12/2028	360	360
	Royal Bank of Canada 4.95% 2/1/2029	1,360	1,363
	Royal Bank of Canada 5.00% 2/1/2033	3,591	3,531
	Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028)[7]	5,100	5,242
	Santander Holdings USA, Inc. 5.353% 9/6/2030 (USD-SOFR + 1.94% on 9/6/2029)[7]	3,706	3,664
	Standard Chartered PLC 5.905% 5/14/2035 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 5/14/2034)[6,7]	546	547
	State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[7]	1,640	1,531
	State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[7]	2,579	2,564
	Sumitomo Mitsui Financial Group, Inc. 5.88% 7/13/2026	1,429	1,454
	Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027	1,100	1,046
	Sumitomo Mitsui Financial Group, Inc. 5.80% 7/13/2028	1,045	1,073
	Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033	373	384
	Sumitomo Mitsui Trust Bank, Ltd. 5.55% 9/14/2028[6]	1,400	1,427
	Swedbank AB 6.136% 9/12/2026[6]	2,100	2,146
	Synchrony Financial 5.935% 8/2/2030 (USD-SOFR + 2.13% on 8/2/2029)[7]	4,608	4,654
	Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[7]	1,370	1,393
	Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[7]	2,605	2,592
	Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[7]	2,396	2,563
	Truist Financial Corp. 5.435% 1/24/2030 (USD-SOFR + 1.62% on 1/24/2029)[7]	1,741	1,757
	Truist Financial Corp. 5.153% 8/5/2032 (USD-SOFR + 1.571% on 8/5/2031)[7]	4,707	4,654
	Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[7]	1,586	1,615
	Truist Financial Corp. 5.711% 1/24/2035 (USD-SOFR + 1.922% on 1/24/2034)[7]	2,440	2,460
	U.S. Bancorp 4.653% 2/1/2029 (USD-SOFR + 1.23% on 2/1/2028)[7]	2,115	2,094
	U.S. Bancorp 5.384% 1/23/2030 (USD-SOFR + 1.56% on 1/23/2029)[7]	7,300	7,362
	U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[7]	2,839	2,719
	U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[7]	1,712	1,746
	UBS AG 7.50% 2/15/2028	2,445	2,619
	UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[6,7]	7,609	7,520
	UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[6,7]	11,200	10,767
	UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[6,7]	6,623	6,269

167	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029)[6,7]	USD17,490	$17,608
	UBS Group AG 5.617% 9/13/2030 (1-year USD-ICE SOFR Swap + 1.34% on 9/13/2029)[6,7]	14,459	14,693
	UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[6,7]	9,636	9,109
	UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031)[6,7]	1,392	1,149
	UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[6,7]	20,425	17,774
	UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032)[6,7]	4,038	3,373
	UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[6,7]	5,000	6,041
	UniCredit SpA 4.625% 4/12/2027[6]	1,395	1,377
	Vigorous Champion International, Ltd. 4.25% 5/28/2029	462	442
	Wells Fargo & Co. 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[7]	3,524	3,514
	Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[7]	6,615	6,418
	Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027)[7]	11,151	11,336
	Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[7]	1,003	945
	Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[7]	8,357	8,329
	Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[7]	2,545	2,585
	Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[7]	10,406	10,295
	Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[7]	188	188
	Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[7]	4,062	4,319
	Wells Fargo & Co. 5.211% 12/3/2035 (USD-SOFR + 1.38% on 12/3/2034)[7]	2,967	2,888
	Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[7]	5,719	4,780
	Willis North America, Inc. 4.65% 6/15/2027	930	928

			1,111,051

Health care 4.16%	AbbVie, Inc. 5.05% 3/15/2034	18,501	18,286
	AbbVie, Inc. 5.35% 3/15/2044	800	780
	AbbVie, Inc. 5.40% 3/15/2054	15,770	15,194
	AbbVie, Inc. 5.50% 3/15/2064	550	526
	Amgen, Inc. 5.507% 3/2/2026	725	725
	Amgen, Inc. 5.15% 3/2/2028	5,326	5,366
	Amgen, Inc. 4.05% 8/18/2029	7,429	7,155
	Amgen, Inc. 2.45% 2/21/2030	5,131	4,538
	Amgen, Inc. 5.25% 3/2/2030	2,854	2,881
	Amgen, Inc. 4.20% 3/1/2033	8,502	7,888
	Amgen, Inc. 5.25% 3/2/2033	20,793	20,648
	Amgen, Inc. 4.875% 3/1/2053	3,360	2,886
	Amgen, Inc. 4.40% 2/22/2062	196	152
	Astrazeneca Finance, LLC 5.00% 2/26/2034	6,925	6,852
	Baxter International, Inc. 2.539% 2/1/2032	3,906	3,259
	Becton, Dickinson and Co. 4.874% 2/8/2029	5,000	4,988
	Bristol-Myers Squibb Co. 4.90% 2/22/2029	2,625	2,639
	Bristol-Myers Squibb Co. 5.10% 2/22/2031	3,990	4,017
	Bristol-Myers Squibb Co. 5.20% 2/22/2034	22,685	22,667
	Bristol-Myers Squibb Co. 5.50% 2/22/2044	425	422
	Bristol-Myers Squibb Co. 2.55% 11/13/2050	2,113	1,224
	Bristol-Myers Squibb Co. 3.70% 3/15/2052	2,197	1,601
	Bristol-Myers Squibb Co. 6.25% 11/15/2053	1,740	1,845
	Bristol-Myers Squibb Co. 5.55% 2/22/2054	12,840	12,465
	Centene Corp. 4.25% 12/15/2027	14,860	14,406
	Centene Corp. 2.45% 7/15/2028	12,410	11,178
	Centene Corp. 4.625% 12/15/2029	14,945	14,146
	Centene Corp. 3.375% 2/15/2030	15,718	14,010
	Centene Corp. 2.50% 3/1/2031	9,750	8,071
	Centene Corp. 2.625% 8/1/2031	4,400	3,626
	Cigna Group (The) 5.125% 5/15/2031	2,095	2,086
	Cigna Group (The) 5.25% 2/15/2034	3,745	3,675

American Funds Insurance Series	168

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)	CVS Health Corp. 5.125% 2/21/2030	USD1,720	$1,684
	CVS Health Corp. 5.25% 1/30/2031	960	938
	CVS Health Corp. 5.55% 6/1/2031	3,707	3,681
	CVS Health Corp. 5.25% 2/21/2033	2,122	2,035
	CVS Health Corp. 5.70% 6/1/2034	7,706	7,578
	CVS Health Corp. 5.625% 2/21/2053	40	36
	CVS Health Corp. 5.875% 6/1/2053	4,897	4,496
	CVS Health Corp. 6.05% 6/1/2054	1,995	1,873
	CVS Health Corp. 6.00% 6/1/2063	1,344	1,227
	Elevance Health, Inc. 2.375% 1/15/2025	1,534	1,533
	Elevance Health, Inc. 4.95% 11/1/2031	2,322	2,285
	Elevance Health, Inc. 5.20% 2/15/2035	7,577	7,403
	Elevance Health, Inc. 4.55% 5/15/2052	271	219
	Elevance Health, Inc. 5.125% 2/15/2053	784	698
	Elevance Health, Inc. 5.70% 2/15/2055	995	960
	Gilead Sciences, Inc. 5.25% 10/15/2033	3,340	3,354
	HCA, Inc. 5.20% 6/1/2028	4,165	4,177
	HCA, Inc. 2.375% 7/15/2031	2,233	1,854
	HCA, Inc. 3.625% 3/15/2032	2,400	2,116
	HCA, Inc. 4.625% 3/15/2052	226	177
	Humana, Inc. 5.375% 4/15/2031	5,530	5,486
	Humana, Inc. 5.75% 4/15/2054	954	885
	Johnson & Johnson 4.80% 6/1/2029	3,970	4,010
	Johnson & Johnson 4.90% 6/1/2031	4,175	4,202
	Laboratory Corp. of America Holdings 1.55% 6/1/2026	773	739
	Laboratory Corp. of America Holdings 4.70% 2/1/2045	3,975	3,422
	Merck & Co., Inc. 1.70% 6/10/2027	3,093	2,900
	Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028	1,375	1,363
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	7,942	7,720
	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	5,622	5,268
	Roche Holdings, Inc. 1.93% 12/13/2028[6]	7,545	6,792
	Roche Holdings, Inc. 4.592% 9/9/2034[6]	765	734
	Roche Holdings, Inc. 2.607% 12/13/2051[6]	645	384
	Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026	306	299
	Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025	45,000	45,030
	Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	26,824	27,412
	Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	3,870	3,783
	Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	2,775	2,994
	Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	46,666	33,611
	UnitedHealth Group, Inc. 3.75% 7/15/2025	5,410	5,389
	UnitedHealth Group, Inc. 4.80% 1/15/2030	395	393
	UnitedHealth Group, Inc. 2.00% 5/15/2030	466	402
	UnitedHealth Group, Inc. 4.95% 1/15/2032	1,910	1,889
	UnitedHealth Group, Inc. 4.20% 5/15/2032	1,654	1,559
	UnitedHealth Group, Inc. 5.15% 7/15/2034	15,956	15,752
	UnitedHealth Group, Inc. 3.05% 5/15/2041	1,300	939
	UnitedHealth Group, Inc. 4.25% 6/15/2048	960	771
	UnitedHealth Group, Inc. 3.25% 5/15/2051	572	378
	UnitedHealth Group, Inc. 5.625% 7/15/2054	10,472	10,172
	UnitedHealth Group, Inc. 4.95% 5/15/2062	69	60
	Viatris, Inc. 4.00% 6/22/2050	1,847	1,259

			464,523

Utilities 3.92%	AEP Texas, Inc. 3.45% 5/15/2051	1,380	921
	Alabama Power Co. 3.00% 3/15/2052	3,219	2,068
	Alfa Desarrollo SpA 4.55% 9/27/2051[6]	996	735
	Baltimore Gas and Electric Co. 4.55% 6/1/2052	525	436
	Berkshire Hathaway Energy Co. 4.50% 2/1/2045	5,895	5,119
	Berkshire Hathaway Energy Co. 4.60% 5/1/2053	1,017	847

169	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	CenterPoint Energy Houston Electric, LLC 5.05% 3/1/2035	USD660	$645
	Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[6]	2,400	2,288
	Comision Federal de Electricidad 4.688% 5/15/2029[6]	3,655	3,435
	Connecticut Light and Power Co. (The) 2.05% 7/1/2031	1,775	1,484
	Consumers Energy Co. 4.625% 5/15/2033	3,300	3,186
	DTE Energy Co. 5.10% 3/1/2029	7,900	7,922
	DTE Energy Co. 3.00% 3/1/2032	259	228
	Duke Energy Carolinas, LLC 5.35% 1/15/2053	332	316
	Duke Energy Florida, LLC 5.875% 11/15/2033	370	386
	Duke Energy Florida, LLC 3.40% 10/1/2046	5,669	4,040
	Duke Energy Florida, LLC 3.00% 12/15/2051	293	183
	Duke Energy Florida, LLC 5.95% 11/15/2052	575	585
	Duke Energy Progress, LLC 3.70% 9/1/2028	3,750	3,615
	Duke Energy Progress, LLC 2.00% 8/15/2031	1,775	1,471
	Duke Energy Progress, LLC 2.50% 8/15/2050	644	373
	Edison International 4.95% 4/15/2025	175	175
	Edison International 4.125% 3/15/2028	6,768	6,567
	Edison International 5.25% 11/15/2028	50	50
	Edison International 6.95% 11/15/2029	1,525	1,629
	Electricité de France SA 5.65% 4/22/2029[6]	1,420	1,452
	Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[7]	EUR2,800	2,750
	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[6,7]	USD1,575	1,780
	Emera US Finance, LP 2.639% 6/15/2031	4,400	3,730
	ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[6]	1,310	1,277
	Entergy Louisiana, LLC 4.20% 9/1/2048	5,637	4,495
	Eversource Energy 5.00% 1/1/2027	3,415	3,424
	Eversource Energy 5.50% 1/1/2034	2,700	2,681
	FirstEnergy Corp. 1.60% 1/15/2026	20,066	19,361
	FirstEnergy Corp. 2.65% 3/1/2030	10,149	9,003
	FirstEnergy Corp. 2.25% 9/1/2030	12,602	10,849
	FirstEnergy Corp., Series B, 3.90% 7/15/2027	12,178	11,868
	Florida Power & Light Co. 5.05% 4/1/2028	1,511	1,526
	Florida Power & Light Co. 4.40% 5/15/2028	1,655	1,639
	Florida Power & Light Co. 5.10% 4/1/2033	7,431	7,387
	Florida Power & Light Co. 4.80% 5/15/2033	2,929	2,851
	Florida Power & Light Co. 5.30% 4/1/2053	1,255	1,197
	Georgia Power Co. 4.65% 5/16/2028	1,050	1,046
	Georgia Power Co. 4.95% 5/17/2033	1,845	1,808
	Georgia Power Co. 5.25% 3/15/2034	3,200	3,177
	Georgia Power Co. 3.70% 1/30/2050	190	140
	Jersey Central Power & Light Co. 2.75% 3/1/2032[6]	525	447
	Monongahela Power Co. 3.55% 5/15/2027[6]	1,700	1,650
	NiSource, Inc. 5.40% 6/30/2033	650	651
	Pacific Gas and Electric Co. 3.15% 1/1/2026	27,543	27,075
	Pacific Gas and Electric Co. 2.95% 3/1/2026	10,850	10,614
	Pacific Gas and Electric Co. 3.30% 3/15/2027	2,393	2,311
	Pacific Gas and Electric Co. 2.10% 8/1/2027	1,000	933
	Pacific Gas and Electric Co. 3.30% 12/1/2027	7,997	7,643
	Pacific Gas and Electric Co. 3.00% 6/15/2028	2,542	2,383
	Pacific Gas and Electric Co. 3.75% 7/1/2028	13,760	13,177
	Pacific Gas and Electric Co. 4.65% 8/1/2028	7,900	7,791
	Pacific Gas and Electric Co. 4.55% 7/1/2030	35,449	34,332
	Pacific Gas and Electric Co. 2.50% 2/1/2031	21,597	18,480
	Pacific Gas and Electric Co. 6.15% 1/15/2033	518	539
	Pacific Gas and Electric Co. 6.40% 6/15/2033	12,331	13,005
	Pacific Gas and Electric Co. 5.80% 5/15/2034	6,047	6,187
	Pacific Gas and Electric Co. 3.30% 8/1/2040	10,340	7,745
	Pacific Gas and Electric Co. 4.95% 7/1/2050	5,524	4,803

American Funds Insurance Series	170

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Pacific Gas and Electric Co. 3.50% 8/1/2050	USD15,807	$10,842
	Pacific Gas and Electric Co. 5.90% 10/1/2054	2,250	2,222
	PacifiCorp 5.30% 2/15/2031	1,915	1,933
	PacifiCorp 5.45% 2/15/2034	8,920	8,868
	PacifiCorp 3.30% 3/15/2051	325	211
	PacifiCorp 2.90% 6/15/2052	586	349
	PacifiCorp 5.35% 12/1/2053	3,678	3,385
	PacifiCorp 5.50% 5/15/2054	8,738	8,176
	PacifiCorp 5.80% 1/15/2055	7,735	7,525
	PECO Energy Co. 5.25% 9/15/2054	1,775	1,681
	Public Service Company of Colorado 5.35% 5/15/2034	2,323	2,327
	Public Service Company of Colorado 2.70% 1/15/2051	2,472	1,471
	Public Service Electric and Gas Co. 3.20% 5/15/2029	6,000	5,638
	Public Service Electric and Gas Co. 5.20% 8/1/2033	1,200	1,203
	Puget Energy, Inc. 3.65% 5/15/2025	300	298
	Southern California Edison Co. 4.90% 6/1/2026	1,177	1,180
	Southern California Edison Co. 5.30% 3/1/2028	4,000	4,049
	Southern California Edison Co. 4.20% 3/1/2029	8,211	7,968
	Southern California Edison Co. 2.85% 8/1/2029	7,752	7,080
	Southern California Edison Co. 2.50% 6/1/2031	5,044	4,326
	Southern California Edison Co. 5.45% 6/1/2031	3,350	3,406
	Southern California Edison Co. 5.20% 6/1/2034	5,196	5,145
	Southern California Edison Co. 5.75% 4/1/2035	4,549	4,655
	Southern California Edison Co. 5.35% 7/15/2035	6,450	6,438
	Southern California Edison Co. 5.625% 2/1/2036	7,051	7,057
	Southern California Edison Co. 3.60% 2/1/2045	2,417	1,788
	Southern California Edison Co. 2.95% 2/1/2051	151	95
	Southern California Edison Co. 3.65% 6/1/2051	354	252
	Southern California Edison Co. 3.45% 2/1/2052	515	349
	Southwestern Electric Power Co. 1.65% 3/15/2026	3,550	3,418
	Southwestern Electric Power Co. 3.25% 11/1/2051	2,075	1,316
	Virginia Electric & Power 2.40% 3/30/2032	2,575	2,151
	WEC Energy Group, Inc. 5.60% 9/12/2026	167	169
	Wisconsin Power and Light Co. 1.95% 9/16/2031	525	428
	Wisconsin Power and Light Co. 3.65% 4/1/2050	1,075	773
	Wisconsin Public Service Corp. 2.85% 12/1/2051	375	233
	Xcel Energy, Inc. 3.30% 6/1/2025	5,650	5,610
	Xcel Energy, Inc. 2.60% 12/1/2029	4,049	3,619
	Xcel Energy, Inc. 4.60% 6/1/2032	4,600	4,381
	Xcel Energy, Inc. 5.50% 3/15/2034	4,230	4,216

			438,142

Consumer discretionary 3.06%	Allied Universal Holdco, LLC 4.625% 6/1/2028[6]	335	317
	Amazon.com, Inc. 1.65% 5/12/2028	3,860	3,517
	Amazon.com, Inc. 3.45% 4/13/2029	600	576
	Amazon.com, Inc. 3.25% 5/12/2061	4,100	2,670
	Amazon.com, Inc. 4.10% 4/13/2062	470	368
	Atlas LuxCo 4 SARL 4.625% 6/1/2028[6]	255	240
	Bath & Body Works, Inc. 6.875% 11/1/2035	740	758
	BMW US Capital, LLC 3.45% 4/1/2027[6]	1,075	1,046
	BMW US Capital, LLC 3.70% 4/1/2032[6]	1,350	1,226
	Daimler Trucks Finance North America, LLC 5.00% 1/15/2027[6]	794	796
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]	3,567	3,471
	Daimler Trucks Finance North America, LLC 5.125% 9/25/2027[6]	1,320	1,328
	Daimler Trucks Finance North America, LLC 5.40% 9/20/2028[6]	832	843
	Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[6]	3,230	2,937
	Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[6]	8,174	6,878
	Daimler Trucks Finance North America, LLC 5.50% 9/20/2033[6]	691	693
	Daimler Trucks Finance North America, LLC 5.375% 1/18/2034[6]	246	245

171	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Ford Motor Co. 3.25% 2/12/2032	USD620	$516
	Ford Motor Credit Co., LLC 5.125% 6/16/2025	3,870	3,869
	Ford Motor Credit Co., LLC 6.95% 3/6/2026	855	870
	Ford Motor Credit Co., LLC 6.95% 6/10/2026	755	773
	Ford Motor Credit Co., LLC 2.70% 8/10/2026	200	192
	Ford Motor Credit Co., LLC 5.125% 11/5/2026	9,695	9,685
	Ford Motor Credit Co., LLC 4.271% 1/9/2027	18,742	18,368
	Ford Motor Credit Co., LLC 5.80% 3/5/2027	3,145	3,175
	Ford Motor Credit Co., LLC 5.85% 5/17/2027	6,490	6,561
	Ford Motor Credit Co., LLC 4.95% 5/28/2027	485	481
	Ford Motor Credit Co., LLC 4.125% 8/17/2027	39,480	38,192
	Ford Motor Credit Co., LLC 3.815% 11/2/2027	3,990	3,824
	Ford Motor Credit Co., LLC 7.35% 11/4/2027	7,549	7,907
	Ford Motor Credit Co., LLC 6.80% 5/12/2028	2,030	2,098
	Ford Motor Credit Co., LLC 6.798% 11/7/2028	762	790
	Ford Motor Credit Co., LLC 2.90% 2/10/2029	1,065	954
	Ford Motor Credit Co., LLC 5.80% 3/8/2029	6,740	6,746
	Ford Motor Credit Co., LLC 5.113% 5/3/2029	9,854	9,607
	Ford Motor Credit Co., LLC 5.303% 9/6/2029	5,407	5,302
	Ford Motor Credit Co., LLC 7.35% 3/6/2030	10,668	11,302
	Ford Motor Credit Co., LLC 7.20% 6/10/2030	1,015	1,069
	Ford Motor Credit Co., LLC 6.05% 3/5/2031	3,960	3,954
	Ford Motor Credit Co., LLC 3.625% 6/17/2031	1,215	1,052
	Ford Motor Credit Co., LLC 7.122% 11/7/2033	688	718
	General Motors Co. 6.125% 10/1/2025	13,888	14,000
	General Motors Financial Co., Inc. 4.35% 4/9/2025	11,358	11,338
	General Motors Financial Co., Inc. 1.50% 6/10/2026	6,712	6,401
	General Motors Financial Co., Inc. 2.35% 2/26/2027	9,771	9,264
	General Motors Financial Co., Inc. 4.90% 10/6/2029	4,835	4,765
	Hanesbrands, Inc. 9.00% 2/15/2031[6]	528	563
	Home Depot, Inc. 2.95% 6/15/2029	1,966	1,824
	Home Depot, Inc. 4.75% 6/25/2029	1,849	1,854
	Home Depot, Inc. 4.85% 6/25/2031	2,559	2,559
	Home Depot, Inc. 4.95% 6/25/2034	4,749	4,688
	Home Depot, Inc. 4.50% 12/6/2048	1,915	1,638
	Home Depot, Inc. 5.30% 6/25/2054	2,234	2,142
	Hyundai Capital America 2.65% 2/10/2025[6]	11,383	11,355
	Hyundai Capital America 1.80% 10/15/2025[6]	13,274	12,947
	Hyundai Capital America 6.25% 11/3/2025[6]	825	833
	Hyundai Capital America 1.30% 1/8/2026[6]	6,000	5,791
	Hyundai Capital America 5.50% 3/30/2026[6]	705	710
	Hyundai Capital America 1.50% 6/15/2026[6]	7,475	7,121
	Hyundai Capital America 1.65% 9/17/2026[6]	7,275	6,889
	Hyundai Capital America 3.00% 2/10/2027[6]	9,000	8,650
	Hyundai Capital America 5.275% 6/24/2027[6]	1,650	1,664
	Hyundai Capital America 2.375% 10/15/2027[6]	7,543	7,040
	Hyundai Capital America 5.60% 3/30/2028[6]	1,385	1,403
	Hyundai Capital America 5.30% 6/24/2029[6]	1,523	1,528
	Hyundai Capital America 5.40% 6/24/2031[6]	3,365	3,366
	Hyundai Capital Services, Inc. 1.25% 2/8/2026[6]	3,695	3,547
	Marriott International, Inc. 5.75% 5/1/2025	190	190
	Marriott International, Inc. 5.00% 10/15/2027	4,470	4,507
	Marriott International, Inc. 4.90% 4/15/2029	653	652
	Marriott International, Inc. 5.35% 3/15/2035	1,365	1,346
	McDonald’s Corp. 5.00% 5/17/2029	2,184	2,200
	McDonald’s Corp. 2.125% 3/1/2030	2,482	2,171
	McDonald’s Corp. 3.60% 7/1/2030	1,014	951
	McDonald’s Corp. 5.20% 5/17/2034	2,786	2,816
	McDonald’s Corp. 4.45% 3/1/2047	3,535	2,970
	McDonald’s Corp. 3.625% 9/1/2049	2,938	2,120
	McDonald’s Corp. 5.15% 9/9/2052	509	466

American Funds Insurance Series	172

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Nissan Motor Co., Ltd. 4.81% 9/17/2030[6]	USD267	$251
	Sands China, Ltd. 2.30% 3/8/2027	2,368	2,208
	Stellantis Finance US, Inc. 5.625% 1/12/2028[6]	825	837
	Stellantis Finance US, Inc. 2.691% 9/15/2031[6]	4,342	3,566
	Toyota Motor Credit Corp. 3.375% 4/1/2030	4,954	4,593
	Toyota Motor Credit Corp. 4.55% 5/17/2030	1,625	1,600
	Toyota Motor Credit Corp. 5.55% 11/20/2030	690	711
	Travel + Leisure Co. 6.625% 7/31/2026[6]	675	683
	Volkswagen Group of America Finance, LLC 4.95% 8/15/2029[6]	1,635	1,596
	Volkswagen Group of America Finance, LLC 6.45% 11/16/2030[6]	5,190	5,375
	Wynn Resorts Finance, LLC 5.125% 10/1/2029[6]	410	393

			341,996

Energy 2.08%	Antero Resources Corp. 5.375% 3/1/2030[6]	280	271
	Apache Corp. 4.625% 11/15/2025	645	642
	Apache Corp. 4.25% 1/15/2030	2,465	2,319
	Baker Hughes Holdings, LLC 2.061% 12/15/2026	1,136	1,083
	BP Capital Markets America, Inc. 4.893% 9/11/2033	1,203	1,164
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	754	743
	Cenovus Energy, Inc. 5.375% 7/15/2025	2,763	2,764
	Cenovus Energy, Inc. 4.25% 4/15/2027	13,613	13,429
	Cenovus Energy, Inc. 2.65% 1/15/2032	2,969	2,476
	Cenovus Energy, Inc. 5.25% 6/15/2037	289	272
	Cenovus Energy, Inc. 3.75% 2/15/2052	19	13
	Chevron Corp. 2.954% 5/16/2026	3,365	3,301
	Civitas Resources, Inc. 8.75% 7/1/2031[6]	1,400	1,461
	Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[6]	268	276
	Diamondback Energy, Inc. 5.20% 4/18/2027	1,645	1,661
	Diamondback Energy, Inc. 5.15% 1/30/2030	415	416
	Diamondback Energy, Inc. 5.40% 4/18/2034	1,195	1,176
	Diamondback Energy, Inc. 5.75% 4/18/2054	902	847
	Ecopetrol SA 8.875% 1/13/2033	15,325	15,628
	Energy Transfer, LP 5.25% 7/1/2029	979	984
	Energy Transfer, LP 6.40% 12/1/2030	479	506
	Eni SpA 5.50% 5/15/2034[6]	359	355
	Eni SpA 5.95% 5/15/2054[6]	222	213
	Enterprise Products Operating, LLC 4.95% 2/15/2035	1,465	1,418
	Equinor ASA 3.625% 9/10/2028	4,928	4,772
	Equinor ASA 3.125% 4/6/2030	20,000	18,434
	Equinor ASA 3.25% 11/18/2049	5,687	3,890
	Exxon Mobil Corp. 3.043% 3/1/2026	4,625	4,555
	GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036[6]	11,320	11,187
	Occidental Petroleum Corp. 8.875% 7/15/2030	4,345	4,965
	Occidental Petroleum Corp. 6.125% 1/1/2031	759	777
	Occidental Petroleum Corp. 6.45% 9/15/2036	3,330	3,411
	Odebrecht Drilling Services, LLC 7.50% 6/15/2030[6]	6	6
	Oleoducto Central SA 4.00% 7/14/2027[6]	1,715	1,623
	Oleoducto Central SA 4.00% 7/14/2027	350	331
	Petroleos Mexicanos 6.875% 10/16/2025	5,000	4,988
	Petroleos Mexicanos 4.50% 1/23/2026	1,158	1,118
	Petroleos Mexicanos 6.875% 8/4/2026	9,682	9,522
	Petroleos Mexicanos 6.49% 1/23/2027	20,653	20,047
	Petroleos Mexicanos 6.50% 3/13/2027	35,154	34,015
	Petroleos Mexicanos 6.50% 1/23/2029	2,404	2,237
	Petroleos Mexicanos 8.75% 6/2/2029	14,185	14,222
	Petroleos Mexicanos 6.84% 1/23/2030	11,164	10,207
	Petroleos Mexicanos 5.95% 1/28/2031	4,681	3,957
	Petroleos Mexicanos 6.70% 2/16/2032	15,755	13,718
	Saudi Arabian Oil Co. 5.75% 7/17/2054[6]	6,770	6,343

173	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Shell Finance US, Inc. 2.75% 4/6/2030	USD377	$340
	South Bow USA Infrastructure Holdings, LLC 4.911% 9/1/2027[6]	809	807
	South Bow USA Infrastructure Holdings, LLC 6.176% 10/1/2054[6]	611	592
	Southwestern Energy Co. 5.70% 1/23/2025	495	495
	TotalEnergies Capital International SA 3.455% 2/19/2029	885	844
	TotalEnergies Capital SA 5.275% 9/10/2054	1,395	1,291

			232,112

Industrials 1.80%	ADT Security Corp. 4.125% 8/1/2029[6]	510	469
	Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029[2,6,8,10]	8,700	8,635
	Aeropuerto Internacional de Tocumen, SA 4.00% 8/11/2041[6]	730	547
	Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[6]	565	410
	Air Lease Corp. 2.875% 1/15/2026	10,172	9,960
	Air Lease Corp. 2.20% 1/15/2027	4,341	4,122
	Air Lease Corp. 5.20% 7/15/2031	3,650	3,609
	BAE Systems PLC 5.00% 3/26/2027[6]	1,200	1,206
	BAE Systems PLC 5.125% 3/26/2029[6]	3,482	3,491
	BAE Systems PLC 5.25% 3/26/2031[6]	2,156	2,163
	BAE Systems PLC 5.30% 3/26/2034[6]	570	569
	Boeing Co. (The) 2.75% 2/1/2026	11,211	10,943
	Boeing Co. (The) 2.196% 2/4/2026	9,781	9,491
	Boeing Co. (The) 2.70% 2/1/2027	6,473	6,175
	Boeing Co. (The) 5.04% 5/1/2027	13,539	13,579
	Boeing Co. (The) 6.259% 5/1/2027	4,214	4,315
	Boeing Co. (The) 3.25% 2/1/2028	11,810	11,125
	Boeing Co. (The) 3.25% 3/1/2028	1,925	1,811
	Boeing Co. (The) 6.298% 5/1/2029	1,507	1,563
	Boeing Co. (The) 5.15% 5/1/2030	25,342	25,006
	Boeing Co. (The) 3.625% 2/1/2031	751	682
	Boeing Co. (The) 6.388% 5/1/2031	5,632	5,891
	Boeing Co. (The) 6.528% 5/1/2034	1,381	1,447
	Canadian National Railway Co. 5.85% 11/1/2033	465	489
	Canadian Pacific Railway Co. 1.75% 12/2/2026	1,066	1,010
	Canadian Pacific Railway Co. 3.10% 12/2/2051	2,286	1,487
	Carrier Global Corp. 2.722% 2/15/2030	292	261
	Carrier Global Corp. 2.70% 2/15/2031	292	254
	Carrier Global Corp. 5.90% 3/15/2034	1,114	1,154
	Carrier Global Corp. 3.577% 4/5/2050	47	34
	Carrier Global Corp. 6.20% 3/15/2054	409	433
	CK Hutchison International (23), Ltd. 4.75% 4/21/2028[6]	1,260	1,253
	CSX Corp. 4.10% 11/15/2032	1,886	1,766
	CSX Corp. 5.20% 11/15/2033	1,333	1,336
	CSX Corp. 4.50% 11/15/2052	4,470	3,777
	Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[6]	978	932
	General Dynamics Corp. 3.75% 5/15/2028	479	465
	General Dynamics Corp. 3.625% 4/1/2030	387	366
	Honeywell International, Inc. 4.875% 9/1/2029	270	272
	Honeywell International, Inc. 4.95% 9/1/2031	270	270
	Honeywell International, Inc. 4.75% 2/1/2032	900	886
	Honeywell International, Inc. 5.00% 3/1/2035	400	392
	Honeywell International, Inc. 5.25% 3/1/2054	400	375
	Honeywell International, Inc. 5.35% 3/1/2064	400	376
	L3Harris Technologies, Inc. 5.40% 7/31/2033	1,126	1,125
	Lockheed Martin Corp. 4.80% 8/15/2034	886	860
	Lockheed Martin Corp. 5.20% 2/15/2064	600	557
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[6]	2,690	2,619
	Norfolk Southern Corp. 5.05% 8/1/2030	1,734	1,754
	Norfolk Southern Corp. 5.35% 8/1/2054	1,458	1,389

American Funds Insurance Series	174

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Northrop Grumman Corp. 4.70% 3/15/2033	USD2,909	$2,821
	Northrop Grumman Corp. 4.95% 3/15/2053	1,124	1,005
	Republic Services, Inc. 2.375% 3/15/2033	1,635	1,325
	Republic Services, Inc. 5.00% 4/1/2034	15	15
	RTX Corp. 5.75% 11/8/2026	550	560
	RTX Corp. 3.125% 5/4/2027	4,551	4,394
	RTX Corp. 4.125% 11/16/2028	4,974	4,844
	RTX Corp. 5.75% 1/15/2029	410	423
	RTX Corp. 6.00% 3/15/2031	550	577
	RTX Corp. 2.375% 3/15/2032	451	375
	RTX Corp. 6.10% 3/15/2034	401	422
	RTX Corp. 2.82% 9/1/2051	665	403
	RTX Corp. 3.03% 3/15/2052	1,190	753
	RTX Corp. 6.40% 3/15/2054	1,006	1,095
	Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[6]	2,550	2,154
	Triton Container International, Ltd. 3.15% 6/15/2031[6]	2,482	2,112
	Union Pacific Corp. 2.15% 2/5/2027	2,213	2,111
	Union Pacific Corp. 2.40% 2/5/2030	4,454	3,956
	Union Pacific Corp. 2.375% 5/20/2031	2,298	1,985
	Union Pacific Corp. 2.80% 2/14/2032	5,244	4,550
	Union Pacific Corp. 2.95% 3/10/2052	1,405	888
	United Rentals (North America), Inc. 5.50% 5/15/2027	2,500	2,492
	Veralto Corp. 5.50% 9/18/2026	350	354
	Veralto Corp. 5.35% 9/18/2028	2,450	2,482
	Veralto Corp. 5.45% 9/18/2033	1,680	1,687
	Waste Management, Inc. 1.50% 3/15/2031	419	341
	Waste Management, Inc. 4.15% 4/15/2032	688	650
	Waste Management, Inc. 4.875% 2/15/2034	2,830	2,778

			200,653

Communication services 1.40%	AT&T, Inc. 1.70% 3/25/2026	17,807	17,176
	AT&T, Inc. 1.65% 2/1/2028	4,700	4,275
	AT&T, Inc. 4.30% 2/15/2030	15,940	15,443
	AT&T, Inc. 2.55% 12/1/2033	12,748	10,273
	AT&T, Inc. 5.40% 2/15/2034	629	632
	CCO Holdings, LLC 5.125% 5/1/2027[6]	4,800	4,721
	CCO Holdings, LLC 4.75% 2/1/2032[6]	1,265	1,112
	CCO Holdings, LLC 4.25% 1/15/2034[6]	3,875	3,148
	Charter Communications Operating, LLC 6.10% 6/1/2029	1,360	1,387
	Charter Communications Operating, LLC 2.80% 4/1/2031	6,057	5,110
	Charter Communications Operating, LLC 4.40% 4/1/2033	1,092	976
	Charter Communications Operating, LLC 5.75% 4/1/2048	5,000	4,280
	Charter Communications Operating, LLC 5.25% 4/1/2053	835	676
	Comcast Corp. 3.15% 2/15/2028	7,200	6,862
	Comcast Corp. 4.55% 1/15/2029	1,610	1,594
	Comcast Corp. 4.80% 5/15/2033	1,841	1,789
	Comcast Corp. 2.887% 11/1/2051	18	11
	Comcast Corp. 5.65% 6/1/2054	3,313	3,205
	Comcast Corp. 5.50% 5/15/2064	250	233
	Netflix, Inc. 5.375% 11/15/2029[6]	423	431
	Netflix, Inc. 4.90% 8/15/2034	645	632
	Netflix, Inc. 5.40% 8/15/2054	127	124
	News Corp. 5.125% 2/15/2032[6]	1,300	1,228
	SBA Tower Trust 1.631% 11/15/2026[6]	6,741	6,322
	Sirius XM Radio, LLC 4.00% 7/15/2028[6]	675	623
	T-Mobile USA, Inc. 3.50% 4/15/2025	3,275	3,261
	T-Mobile USA, Inc. 2.625% 4/15/2026	4,416	4,307
	T-Mobile USA, Inc. 3.75% 4/15/2027	5,000	4,886
	T-Mobile USA, Inc. 4.95% 3/15/2028	705	706

175	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	T-Mobile USA, Inc. 4.80% 7/15/2028	USD175	$174
	T-Mobile USA, Inc. 4.85% 1/15/2029	2,725	2,710
	T-Mobile USA, Inc. 3.875% 4/15/2030	4,500	4,237
	T-Mobile USA, Inc. 2.875% 2/15/2031	14,691	12,928
	T-Mobile USA, Inc. 5.05% 7/15/2033	832	815
	T-Mobile USA, Inc. 5.75% 1/15/2034	730	749
	T-Mobile USA, Inc. 3.00% 2/15/2041	2,100	1,499
	T-Mobile USA, Inc. 6.00% 6/15/2054	920	933
	T-Mobile USA, Inc. 5.50% 1/15/2055	406	383
	Verizon Communications, Inc. 1.75% 1/20/2031	9,144	7,539
	Verizon Communications, Inc. 2.55% 3/21/2031	5,047	4,348
	Verizon Communications, Inc. 2.355% 3/15/2032	2,775	2,302
	Verizon Communications, Inc. 4.78% 2/15/2035[6]	1,552	1,478
	Verizon Communications, Inc. 3.55% 3/22/2051	625	442
	Verizon Communications, Inc. 3.875% 3/1/2052	4,006	2,960
	Vodafone Group PLC 4.25% 9/17/2050	3,050	2,369
	WarnerMedia Holdings, Inc. 3.638% 3/15/2025	3,056	3,046
	WarnerMedia Holdings, Inc. 3.755% 3/15/2027	1,126	1,085
	WarnerMedia Holdings, Inc. 4.279% 3/15/2032	112	99
	ZipRecruiter, Inc. 5.00% 1/15/2030[6]	490	442

			155,961

Consumer staples 1.07%	Altria Group, Inc. 4.40% 2/14/2026	4,585	4,565
	Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029	6,635	6,637
	Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049	4,715	4,644
	BAT Capital Corp. 3.557% 8/15/2027	9,271	8,973
	BAT Capital Corp. 2.259% 3/25/2028	2,353	2,162
	BAT Capital Corp. 6.343% 8/2/2030	2,210	2,325
	BAT Capital Corp. 4.742% 3/16/2032	2,675	2,576
	BAT Capital Corp. 6.421% 8/2/2033	4,665	4,933
	BAT Capital Corp. 7.079% 8/2/2043	1,323	1,434
	BAT Capital Corp. 5.65% 3/16/2052	120	110
	BAT International Finance PLC 3.95% 6/15/2025[6]	16,879	16,808
	BAT International Finance PLC 1.668% 3/25/2026	4,070	3,918
	BAT International Finance PLC 4.448% 3/16/2028	2,925	2,879
	Campbell’s Co. (The) 5.20% 3/21/2029	726	733
	Campbell’s Co. (The) 5.40% 3/21/2034	534	532
	Coca-Cola Co. 4.65% 8/14/2034	1,460	1,421
	Coca-Cola Co. 5.20% 1/14/2055	869	826
	Coca-Cola Co. 5.40% 5/13/2064	970	935
	Constellation Brands, Inc. 3.50% 5/9/2027	7,500	7,292
	Constellation Brands, Inc. 4.35% 5/9/2027	890	882
	Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,238
	Constellation Brands, Inc. 4.75% 5/9/2032	1,978	1,904
	Constellation Brands, Inc. 4.90% 5/1/2033	2,807	2,712
	H.J. Heinz Co. 4.875% 10/1/2049	2,725	2,333
	Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031	3,110	2,758
	Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051	685	562
	JBS USA Holding Lux SARL 2.50% 1/15/2027	3,000	2,851
	JBS USA Holding Lux SARL 3.00% 2/2/2029	523	477
	Philip Morris International, Inc. 4.875% 2/13/2026	2,508	2,516
	Philip Morris International, Inc. 5.25% 9/7/2028	2,800	2,843
	Philip Morris International, Inc. 5.125% 2/15/2030	982	987
	Philip Morris International, Inc. 5.50% 9/7/2030	4,565	4,676
	Philip Morris International, Inc. 4.75% 11/1/2031	830	812
	Philip Morris International, Inc. 5.375% 2/15/2033	1,644	1,648

American Funds Insurance Series	176

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	Reynolds American, Inc. 4.45% 6/12/2025	USD14,570	$14,533
	Walmart, Inc. 4.10% 4/15/2033	1,206	1,149
	Walmart, Inc. 4.50% 4/15/2053	1,416	1,233

			119,817

Real estate 0.86%	American Tower Corp. 3.65% 3/15/2027	1,375	1,343
	Boston Properties, LP 2.90% 3/15/2030	4,630	4,098
	Boston Properties, LP 3.25% 1/30/2031	463	407
	Boston Properties, LP 2.55% 4/1/2032	1,674	1,356
	Boston Properties, LP 2.45% 10/1/2033	1,335	1,030
	Boston Properties, LP 6.50% 1/15/2034	10,849	11,375
	Boston Properties, LP 5.75% 1/15/2035	11,874	11,649
	COPT Defense Properties, LP 2.00% 1/15/2029	1,139	1,003
	COPT Defense Properties, LP 2.75% 4/15/2031	1,547	1,324
	COPT Defense Properties, LP 2.90% 12/1/2033	564	453
	Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[6]	395	341
	Crown Castle, Inc. 5.00% 1/11/2028	4,874	4,872
	Equinix Europe 2 Financing Corp., LLC 5.50% 6/15/2034	3,410	3,425
	Equinix, Inc. 2.90% 11/18/2026	2,762	2,668
	Equinix, Inc. 3.20% 11/18/2029	887	816
	Equinix, Inc. 3.90% 4/15/2032	1,155	1,064
	FibraSOMA 4.375% 7/22/2031[6]	1,475	1,239
	Howard Hughes Corp. (The) 5.375% 8/1/2028[6]	1,755	1,707
	Howard Hughes Corp. (The) 4.125% 2/1/2029[6]	2,755	2,548
	Howard Hughes Corp. (The) 4.375% 2/1/2031[6]	3,135	2,825
	Iron Mountain, Inc. 5.25% 3/15/2028[6]	3,020	2,956
	Iron Mountain, Inc. 5.25% 7/15/2030[6]	675	645
	Iron Mountain, Inc. 6.25% 1/15/2033[6]	4,395	4,380
	Kilroy Realty, LP 6.25% 1/15/2036	552	548
	Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031[6]	4,683	4,819
	Prologis, LP 4.875% 6/15/2028	1,040	1,043
	Prologis, LP 4.75% 6/15/2033	1,409	1,365
	Prologis, LP 5.125% 1/15/2034	6,175	6,088
	Prologis, LP 5.00% 3/15/2034	360	352
	Prologis, LP 5.25% 6/15/2053	117	109
	Public Storage Operating Co. 2.30% 5/1/2031	2,920	2,495
	Scentre Group Trust 1 3.50% 2/12/2025[6]	4,015	4,006
	Service Properties Trust 3.95% 1/15/2028	1,710	1,434
	Service Properties Trust 8.625% 11/15/2031[6]	3,040	3,177
	VICI Properties, LP 4.375% 5/15/2025	670	669
	VICI Properties, LP 4.75% 2/15/2028	6,844	6,791

			96,420

Information technology 0.40%	Analog Devices, Inc. 2.10% 10/1/2031	270	226
	Analog Devices, Inc. 5.05% 4/1/2034	717	717
	Analog Devices, Inc. 2.80% 10/1/2041	521	369
	Broadcom Corp. 3.875% 1/15/2027	5,966	5,874
	Broadcom, Inc. 5.05% 7/12/2027	2,545	2,570
	Broadcom, Inc. 4.00% 4/15/2029[6]	609	586
	Broadcom, Inc. 5.05% 7/12/2029	2,177	2,186
	Broadcom, Inc. 5.15% 11/15/2031	5,186	5,221
	Broadcom, Inc. 4.15% 4/15/2032[6]	630	591
	Broadcom, Inc. 3.469% 4/15/2034[6]	11,652	10,104
	Broadcom, Inc. 4.80% 10/15/2034	1,063	1,026
	Broadcom, Inc. 3.137% 11/15/2035[6]	847	692
	Broadcom, Inc. 4.926% 5/15/2037[6]	2,879	2,740
	Cisco Systems, Inc. 4.95% 2/26/2031	991	995
	Cisco Systems, Inc. 5.05% 2/26/2034	843	840

177	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	Cisco Systems, Inc. 5.30% 2/26/2054	USD784	$763
	Microchip Technology, Inc. 5.05% 3/15/2029	4,350	4,343
	Oracle Corp. 1.65% 3/25/2026	4,867	4,694
	ServiceNow, Inc. 1.40% 9/1/2030	726	604

			45,141

Materials 0.29%	Air Products and Chemicals, Inc. 2.70% 5/15/2040	2,911	2,079
	BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	138	139
	Braskem Netherlands Finance BV 7.25% 2/13/2033[6]	700	648
	Celanese US Holdings, LLC 6.165% 7/15/2027	9,900	10,051
	Celanese US Holdings, LLC 6.60% 11/15/2028	3,575	3,664
	Celanese US Holdings, LLC 6.33% 7/15/2029	4,362	4,454
	Celanese US Holdings, LLC 6.80% 11/15/2030	4,530	4,691
	Celanese US Holdings, LLC 6.379% 7/15/2032	800	813
	Celanese US Holdings, LLC 6.95% 11/15/2033	1,031	1,071
	Dow Chemical Co. (The) 5.15% 2/15/2034	659	645
	Dow Chemical Co. (The) 5.55% 11/30/2048	142	133
	Dow Chemical Co. (The) 6.90% 5/15/2053	62	68
	Dow Chemical Co. (The) 5.60% 2/15/2054	504	477
	Methanex Corp. 5.125% 10/15/2027	510	499
	NOVA Chemicals Corp. 8.50% 11/15/2028[6]	205	217
	NOVA Chemicals Corp. 4.25% 5/15/2029[6]	425	385
	OCI NV 6.70% 3/16/2033[6]	950	958
	POSCO 5.75% 1/17/2028[6]	745	758

			31,750

	Total corporate bonds, notes & loans		3,237,566

U.S. Treasury bonds & notes 17.83%
U.S. Treasury 17.04%	U.S. Treasury 3.875% 3/31/2025	81,282	81,203
	U.S. Treasury 4.625% 6/30/2025	67,785	67,956
	U.S. Treasury 3.00% 7/15/2025	97,643	97,025
	U.S. Treasury 5.00% 9/30/2025	1,090	1,096
	U.S. Treasury 5.00% 10/31/2025	27,980	28,150
	U.S. Treasury 2.25% 11/15/2025	6,785	6,670
	U.S. Treasury 4.00% 12/15/2025	42,800	42,730
	U.S. Treasury 4.25% 12/31/2025	4,994	4,996
	U.S. Treasury 3.625% 5/15/2026	1,926	1,911
	U.S. Treasury 4.625% 6/30/2026	198	199
	U.S. Treasury 4.375% 7/31/2026	271	272
	U.S. Treasury 0.75% 8/31/2026	8,871	8,380
	U.S. Treasury 4.625% 11/15/2026	3,589	3,614
	U.S. Treasury 4.25% 11/30/2026	47,452	47,452
	U.S. Treasury 4.00% 1/15/2027	3,741	3,724
	U.S. Treasury 1.875% 2/28/2027	4,000	3,807
	U.S. Treasury 2.625% 5/31/2027	43,530	41,922
	U.S. Treasury 2.25% 11/15/2027	105,830	100,107
	U.S. Treasury 6.125% 11/15/2027	24,000	25,212
	U.S. Treasury 4.00% 12/15/2027	84,688	84,050
	U.S. Treasury 1.125% 2/29/2028	9,895	8,980
	U.S. Treasury 4.00% 2/29/2028	4,750	4,709
	U.S. Treasury 3.625% 3/31/2028	13	13
	U.S. Treasury 1.00% 7/31/2028	5,630	5,014
	U.S. Treasury 1.125% 8/31/2028	13,555	12,094
	U.S. Treasury 5.25% 11/15/2028	5,700	5,882
	U.S. Treasury 2.375% 5/15/2029	4,070	3,752
	U.S. Treasury 4.00% 7/31/2029	334	329
	U.S. Treasury 3.875% 12/31/2029	44,049	43,052
	U.S. Treasury 4.375% 12/31/2029	245,774	245,707

`American Funds Insurance Series	178

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 4.00% 2/28/2030	USD38,255		$37,569
	U.S. Treasury 3.75% 5/31/2030	13,300		12,878
	U.S. Treasury 4.125% 8/31/2030	11,215		11,046
	U.S. Treasury 4.875% 10/31/2030	92,133		94,219
	U.S. Treasury 1.625% 5/15/2031	1,630		1,376
	U.S. Treasury 4.125% 11/30/2031	985		964
	U.S. Treasury 4.50% 12/31/2031	43,334		43,499
	U.S. Treasury 4.125% 11/15/2032	114		111
	U.S. Treasury 4.375% 5/15/2034	100		99
	U.S. Treasury 3.875% 8/15/2034	6,145		5,815
	U.S. Treasury 4.25% 11/15/2034	49,913		48,646
	U.S. Treasury 4.25% 5/15/2039[4]	125,497		119,261
	U.S. Treasury 1.375% 11/15/2040	24,540		15,215
	U.S. Treasury 1.875% 2/15/2041	24,272		16,281
	U.S. Treasury 4.75% 2/15/2041	75,066		74,814
	U.S. Treasury 2.00% 11/15/2041	57		38
	U.S. Treasury 2.375% 2/15/2042	2,701		1,925
	U.S. Treasury 3.25% 5/15/2042	10,848		8,834
	U.S. Treasury 4.125% 8/15/2044	67,693		61,325
	U.S. Treasury 3.00% 2/15/2049[4]	124,633		90,828
	U.S. Treasury 2.875% 5/15/2049	19,228		13,653
	U.S. Treasury 2.875% 5/15/2052	990		694
	U.S. Treasury 4.00% 11/15/2052	7,328		6,393
	U.S. Treasury 4.125% 8/15/2053	213		190
	U.S. Treasury 4.25% 8/15/2054[4]	280,680		256,844

				1,902,525

U.S. Treasury inflation-protected securities 0.79%	U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[11]	3,003		2,999
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[11]	5,407		5,377
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[11]	5,949		5,784
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[11]	50,945		49,172
	U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[4,11]	4,159		3,978
	U.S. Treasury Inflation-Protected Security 1.875% 7/15/2034[11]	11,291		10,948
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[11]	–	[3]	–	[3]
	U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[11]	5,973		4,789
	U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054[11]	5,789		5,364

				88,411

	Total U.S. Treasury bonds & notes			1,990,936

Asset-backed obligations 6.07%
	ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[1,6]	95		96
	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[1,6]	29		29
	Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029[1,6]	9,848		9,799
	Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[1,6]	325		326
	Affirm, Inc., Series 2024, Class 1A, 5.61% 2/15/2029[1,6]	11,785		11,875
	Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029[1,6]	3,485		3,512
	Affirm, Inc., Series 2024-X1, Class A, 6.27% 5/15/2029[1,6]	1,291		1,296
	Affirm, Inc., Series 2024-X2, Class A, 5.22% 12/17/2029[1,6]	6,035		6,045
	Ally Auto Receivables Trust, Series 2023-1, Class A3, 5.46% 5/15/2028[1]	505		510
	American Credit Acceptance Receivables Trust, Series 2023-4, Class B, 6.63% 2/14/2028[1,6]	4,033		4,066
	American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,6]	2,654		2,630
	American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,6]	396		394
	AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[1]	187		187
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[1]	103		103
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[1]	1,109		1,087
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[1]	2,613		2,522

179	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029[1,6]	USD13,550	$13,458
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,6]	7,689	7,613
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,6]	2,427	2,370
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,6]	623	612
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027[1,6]	1,279	1,263
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[1,6]	3,445	3,287
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[1,6]	531	506
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[1,6]	193	184
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[1,6]	6,724	6,860
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[1,6]	5,059	5,213
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-1, Class A, 5.36% 6/20/2030[1,6]	4,665	4,739
AXIS Equipment Finance Receivables, LLC, Series 2024-2, Class A2, 5.19% 7/21/2031[1,6]	6,298	6,355
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,6]	12	12
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[1,6]	269	261
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[1,6]	3,234	2,956
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,6]	372	338
Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029[1,6]	1,509	1,513
BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47% 2/25/2028[1]	213	215
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class A3, 6.51% 11/15/2027[1]	773	778
Bridgecrest Lending Auto Securitization Trust, Series 2024-1, Class A3, 5.53% 1/18/2028[1]	5,539	5,560
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class B, 6.80% 8/15/2029[1]	1,400	1,425
Business Jet Securities, LLC, Series 2024-2A, Class A, 5.364% 9/15/2039[1,6]	7,056	6,982
Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032[1,6]	14,792	14,898
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[1]	81	81
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[1]	210	208
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[1]	206	204
Carvana Auto Receivables Trust, Series 2023-N3, Class A, 6.41% 9/10/2027[1,6]	90	90
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028[1,6]	469	475
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[1]	84	81
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029[1,6]	172	176
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,6]	14,188	12,645
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[1,6]	5,529	4,876
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[1,6]	613	534
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,6]	306	290
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]	18,497	18,077
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,6]	1,912	1,719
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,6]	3,362	3,261
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,6]	364	316
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,6]	5,994	5,686
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[1,6]	1,898	1,771
CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062[1,6]	14,984	14,992
CF Hippolyta, LLC, Series 2022-1A, Class A2, 6.11% 8/15/2062[1,6]	6,572	6,547
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035[1,6]	840	852

American Funds Insurance Series	180

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028[1,6]	USD1,635	$1,658
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,6]	799	816
Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032[1,6]	8,047	8,022
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,6]	1,690	1,550
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[1,6]	3,479	3,201
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[1,6]	317	286
CPS Auto Receivables Trust, Series 2023-C, Class A, 6.13% 9/15/2026[1,6]	80	80
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[1,6]	83	83
CPS Auto Receivables Trust, Series 2023-D, Class A, 6.40% 6/15/2027[1,6]	559	561
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.91% 8/16/2027[1,6]	261	262
CPS Auto Receivables Trust, Series 2024-A, Class B, 5.65% 5/15/2028[1,6]	1,237	1,247
CPS Auto Receivables Trust, Series 2024-D, Class A, 4.91% 6/15/2028[1,6]	1,734	1,737
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[1,6]	2,437	2,433
Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027[1]	2,390	2,393
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[1]	2,192	2,173
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[1,6]	261	258
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[1,6]	535	529
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[1,6]	49	49
DriveTime Auto Owner Trust, Series 2023-3, Class C, 6.40% 5/15/2029[1,6]	819	833
DriveTime Auto Owner Trust, Series 2023-3, Class D, 7.12% 5/15/2029[1,6]	846	873
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[1,6]	299	273
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027[1,6]	3,367	3,393
Enterprise Fleet Financing, LLC, Series 2024-4, Class A2, 4.69% 7/20/2027[1,6]	9,326	9,341
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[1,6]	897	892
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[1,6]	537	536
Enterprise Fleet Financing, LLC, Series 2024-1, Class A2, 5.23% 3/20/2030[1,6]	12,938	13,035
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032[1,6]	8,753	8,776
Exeter Automobile Receivables Trust, Series 2023-5A, Class A3, 6.32% 3/15/2027[1]	1,195	1,198
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[1]	1,882	1,837
Exeter Automobile Receivables Trust, Series 2023-3A, Class B, 6.11% 9/15/2027[1]	184	184
Exeter Automobile Receivables Trust, Series 2023-5A, Class B, 6.58% 4/17/2028[1]	5,028	5,095
Exeter Automobile Receivables Trust, Series 2023-3A, Class C, 6.21% 6/15/2028[1]	418	423
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[1]	271	270
Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68% 4/16/2029[1]	758	778
Exeter Automobile Receivables Trust, Series 2023-1A, Class D, 6.69% 6/15/2029[1]	462	471
Exeter Automobile Receivables Trust, Series 2023-3A, Class E, 9.98% 1/15/2031[1,6]	1,014	1,100
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,6]	16,638	16,222
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[1,6]	1,370	1,304
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,6]	1,726	1,692
Flagship Credit Auto Trust, Series 2023-3, Class A3, 5.44% 4/17/2028[1,6]	561	565
Flagship Credit Auto Trust, Series 2023-3, Class B, 5.64% 7/16/2029[1,6]	312	315
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029[1,6]	454	461
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029[1,6]	307	303
Ford Credit Auto Owner Trust, Series 2023-A, Class A2A, 5.14% 3/15/2026[1]	71	71
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028[1]	765	772
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029[1]	597	603
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[1,6]	30,070	30,053
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[1,6]	1,619	1,614
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[1,6]	4,218	4,239
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[1,6]	5,833	5,865
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,6]	1,506	1,391
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,6]	1,146	1,032
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[1,6]	127	114
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[1,6]	2,030	1,917
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[1,6]	7,304	6,670
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[1,6]	2,043	1,879
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[1,6]	1,721	1,567
GLS Auto Receivables Trust, Series 2023-2, Class A2, 5.70% 1/15/2027[1,6]	81	81
GLS Auto Receivables Trust, Series 2023-4, Class A3, 6.42% 6/15/2027[1,6]	4,751	4,786
GLS Auto Receivables Trust, Series 2024-3A, Class A2, 5.35% 8/16/2027[1,6]	2,385	2,393

181	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028[1,6]	USD1,175	$1,184
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,6]	561	570
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029[1,6]	507	517
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029[1,6]	2,831	2,820
GLS Auto Select Receivables Trust, Series 2024-2, Class A2, 5.58% 6/17/2030[1,6]	2,016	2,039
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[1]	807	811
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027[1]	101	102
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.45% 6/16/2028[1]	483	488
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A4, 5.34% 12/18/2028[1]	320	325
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[1,6]	4,815	4,876
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,6]	2,703	2,790
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[1,6]	3,984	4,134
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34% 6/15/2028[1,6]	1,600	1,619
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/17/2030[1,6]	948	967
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[1,6,8]	8,590	8,590
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,6]	330	333
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,6]	1,174	1,082
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,6]	17,770	16,693
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,6]	1,264	1,191
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,6]	859	809
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029[1,6]	3,007	3,029
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[1]	325	326
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.97% 6/21/2029[1]	188	190
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049[1,6]	9,361	9,094
Hyundai Auto Receivables Trust, Series 2023-B, Class A3, 5.48% 4/17/2028[1]	160	162
Hyundai Auto Receivables Trust, Series 2023-B, Class A4, 5.31% 8/15/2029[1]	160	162
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,6]	117	117
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[1,6]	26	26
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[1,6]	247	248
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[1,6]	706	708
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,6]	496	497
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[1,6]	438	442
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[1,6]	1,622	1,635
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028[1,6]	861	866
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028[1,6]	615	619
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028[1,6]	848	862
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028[1,6]	1,361	1,370
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[1,6]	3,223	3,288
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028[1,6]	714	731
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[1,6]	623	637
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030[1,6]	483	500
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031[1,6]	123	125
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028[1]	1,050	1,070
Merchants Fleet Funding, LLC, Series 2023-1, Class A, 7.21% 5/20/2036[1,6]	972	983
Merchants Fleet Funding, LLC, Series 2024-1, Class A, 5.82% 4/20/2037[1,6]	7,752	7,831
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[1,6]	3,155	3,174
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069[1,6]	1,800	1,606
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[1,6]	1,043	919
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[1,6]	657	581
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,6]	3,710	3,415
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062[1,6]	190	175
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]	3,267	3,024
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,6]	7,475	6,927
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 5.225% 4/20/2062[1,2,6]	2,444	2,434

American Funds Insurance Series	182

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]	USD50,765	$46,854
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 5.857% 7/25/2030[1,2,6]	177	177
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93% 3/15/2028[1]	598	608
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031[1,6]	6,905	6,923
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031[1,6]	2,314	2,269
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class B, 5.42% 10/17/2031[1,6]	482	475
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A2, 4.74% 4/20/2027[1,6]	3,173	3,167
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027[1,6]	4,464	4,507
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,6]	1,721	1,718
PFS Financing Corp., Series 2023-D, Class A, (30-day Average USD-SOFR + 1.15%) 5.748% 8/16/2027[1,2,6]	1,393	1,399
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[1,6]	1,710	1,735
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,6]	4,558	4,598
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[1,6]	909	923
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039[1,6]	6,152	6,043
Post Road Equipment Finance, Series 2024-1, Class A2, 5.59% 11/15/2029[1,6]	2,261	2,276
Prestige Auto Receivables Trust, Series 2023-2, Class B, 6.64% 12/15/2027[1,6]	5,088	5,171
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 5.702% 7/25/2051[1,2,6]	213	213
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[1]	363	363
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[1]	720	713
Santander Drive Auto Receivables Trust, Series 2024-4, Class A2, 5.41% 7/15/2027[1]	5,177	5,193
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[1]	1,224	1,208
Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25% 4/17/2028[1]	703	706
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/16/2028[1]	856	856
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[1]	700	710
SBNA Auto Lease Trust, Series 2024-C, Class A2, 4.94% 11/20/2026[1,6]	2,413	2,416
SBNA Auto Lease Trust, Series 2024-A, Class A3, 5.39% 11/20/2026[1,6]	6,276	6,312
SCF Equipment Leasing, LLC, Series 2024-1A, Class A2, 5.88% 11/20/2029[1,6]	3,047	3,073
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,6]	444	445
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[1,6]	624	630
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029[1,6]	361	367
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[1,6]	2,276	2,071
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[1,6]	420	380
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052[1,6]	726	736
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.148% 11/15/2052[1,2,6]	801	811
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,6]	2,037	1,863
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[1,6]	2,119	2,028
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[1,6]	233	224
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,6]	605	580
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[1,6]	687	658
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,6]	1,227	1,176
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[1,6]	2,154	2,004
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[1,6]	881	840
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[1,6]	1,669	1,546
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046[1,6]	5,029	4,555
Textainer Marine Containers, Ltd., Series 2021-1, Class B, 2.52% 2/20/2046[1,6]	281	254
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[1,6]	4,240	3,876
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[1,6]	3,506	3,245
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[1,6]	105	93
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,6]	8,228	7,491
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[1,6]	2,852	2,542
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[1,6]	277	247
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[1]	1,215	1,216
Verizon Master Trust, Series 2024-1, Class A1A, 5.00% 12/20/2028[1]	7,985	8,029

183	American Funds Insurance Series

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[1,6]	USD5,380	$5,400
	Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[1,6]	1,054	1,044
	Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[1,6]	1,579	1,583
	Westlake Automobile Receivables Trust, Series 2023-3, Class A3, 5.82% 5/17/2027[1,6]	3,420	3,444
	Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027[1,6]	3,052	3,089
	Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[1,6]	1,175	1,187
	Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,6]	2,219	2,254
	Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029[1,6]	1,236	1,269
	Wheels Fleet Lease Funding, LLC, Series 24-2A, Class A1, 4.87% 6/21/2039[1,6]	12,506	12,529
	Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039[1,6]	9,695	9,691
	World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028[1]	290	292
	World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029[1]	232	234

			677,553

Municipals 1.49%
California 0.02%	G.O. Bonds, Series 2009, 7.50% 4/1/2034	2,100	2,398

Illinois 1.33%	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029	65	64
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039	31,050	28,784
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040	8,945	8,415
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025	2,500	2,419
	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	110,885	109,392

			149,074

Massachusetts 0.07%	Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2024-A, 6.352% 7/1/2049	7,500	7,593

Texas 0.03%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	4,075	2,832

Wisconsin 0.04%	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	4,525	4,298

	Total municipals		166,195

Bonds & notes of governments & government agencies outside the U.S. 0.72%
	Chile (Republic of) 4.00% 1/31/2052	580	434
	Colombia (Republic of) 7.50% 2/2/2034	2,530	2,496
	Dominican Republic 5.95% 1/25/2027[6]	8,100	8,067
	Dominican Republic 7.05% 2/3/2031[6]	680	698
	Greece (Hellenic Republic of) 1.50% 6/18/2030	EUR10,830	10,529
	Greece (Hellenic Republic of) 0.75% 6/18/2031	9,600	8,725
	Greece (Hellenic Republic of) 4.25% 6/15/2033	23,825	26,696
	Indonesia (Republic of), Series 96, 7.00% 2/15/2033	IDR43,391,000	2,692
	Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	11,783,000	714
	Indonesia (Republic of), Series 68, 8.375% 3/15/2034	53,026,000	3,583
	Paraguay (Republic of) 5.00% 4/15/2026	USD960	955

American Funds Insurance Series	184

The Bond Fund of America® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Poland (Republic of) 5.75% 11/16/2032	USD555	$567
	Poland (Republic of) 4.875% 10/4/2033	830	798
	United Mexican States 6.00% 5/7/2036	14,755	13,922

			80,876

Federal agency bonds & notes 0.10%
	Fannie Mae 2.125% 4/24/2026[4]	11,910	11,617

	Total bonds, notes & other debt instruments (cost: $10,898,723,000)		10,586,423

Common stocks 0.00%		Shares
Energy 0.00%	FORESEA Holding SA, Class C, nonvoting shares[6]	555	14
	FORESEA Holding SA, Class B6	61	2

			16

Financials 0.00%	SVB Financial Group, Class C, Trust Units[8,12]	61,200	–	[3]

	Total common stocks (cost: $9,000)		16

Short-term securities 6.54%

Money market investments 6.54%
	Capital Group Central Cash Fund 4.50%[13,14]	7,299,754	730,121

	Total short-term securities (cost: $729,827,000)		730,121

	Total investment securities 101.34% (cost: $11,628,559,000)		11,316,560
	Other assets less liabilities (1.34)%		(149,662)

	Net assets 100.00%		$11,166,898

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

30 Day Federal Funds Futures	Long	29	3/3/2025	USD11,564	$4
30 Day Federal Funds Futures	Long	47	5/1/2025	18,765	(11)
3 Month SOFR Futures	Long	108	3/19/2025	25,828	5
3 Month SOFR Futures	Short	339	6/18/2025	(81,212)	603
3 Month SOFR Futures	Long	1,250	9/17/2025	299,860	1,738
3 Month SOFR Futures	Long	293	3/18/2026	70,360	43
3 Month SOFR Futures	Long	202	6/17/2026	48,513	(501)
3 Month SOFR Futures	Short	190	6/16/2027	(45,612)	– [3]
2 Year U.S. Treasury Note Futures	Long	14,149	4/3/2025	2,909,167	(2,029)
5 Year U.S. Treasury Note Futures	Long	11,908	4/3/2025	1,265,876	(8,242)
10 Year Euro-Bund Futures	Short	16	3/10/2025	(2,211)	59
10 Year Ultra U.S. Treasury Note Futures	Long	3,468	3/31/2025	386,032	(5,688)
10 Year U.S. Treasury Note Futures	Long	3,471	3/31/2025	377,471	(5,135)
20 Year U.S. Treasury Note Futures	Short	3,226	3/31/2025	(367,260)	10,144
30 Year Ultra U.S. Treasury Bond Futures	Long	3,455	3/31/2025	410,821	(21,240)

					$(30,250)

185	American Funds Insurance Series

The Bond Fund of America® (continued)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2024 (000)

USD	46,652	EUR	44,257	Citibank	1/8/2025	$793
USD	7,010	IDR	111,703,701	Citibank	1/10/2025	102
JPY	3,901,364	EUR	24,989	UBS AG	1/10/2025	(1,070)
EUR	1,418	USD	1,500	Morgan Stanley	1/15/2025	(31)
USD	36,046	EUR	34,264	Morgan Stanley	1/23/2025	521
USD	79,564	JPY	12,198,798	UBS AG	1/24/2025	1,807
JPY	7,995,154	CHF	46,390	BNP Paribas	1/27/2025	(295)

						$1,827

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2024 (000)
	Payment		Payment
Rate	frequency	Rate	frequency

4.9035%	Annual	SOFR	Annual	9/14/2025	USD42,065	$184	$–	$184
4.4555%	Annual	SOFR	Annual	12/6/2025	USD95,750	226	–	226
3.998%	Annual	SOFR	Annual	12/4/2028	USD40,040	(74)	–	(74)
SOFR	Annual	4.017%	Annual	6/24/2029	USD14,500	19	–	19
SOFR	Annual	3.9565%	Annual	7/12/2029	USD14,500	55	–	55
SOFR	Annual	3.8185%	Annual	7/26/2029	USD15,007	143	–	143
SOFR	Annual	3.3825%	Annual	8/29/2029	USD10,159	285	–	285
SOFR	Annual	3.3125%	Annual	10/7/2029	USD11,993	380	–	380
SOFR	Annual	3.455%	Annual	10/7/2029	USD12,103	309	–	309
SOFR	Annual	3.551%	Annual	10/7/2029	USD12,103	259	–	259
SOFR	Annual	3.4445%	Annual	10/7/2029	USD6,052	154	–	154
SOFR	Annual	3.4805%	Annual	10/7/2029	USD6,052	148	–	148
SOFR	Annual	3.543%	Annual	10/7/2029	USD6,052	131	–	131
SOFR	Annual	3.552%	Annual	10/7/2029	USD4,000	85	–	85
SOFR	Annual	3.70%	Annual	10/29/2029	USD3,855	58	–	58
SOFR	Annual	3.965%	Annual	11/14/2029	USD30,465	108	–	108
SOFR	Annual	3.9195%	Annual	11/15/2029	USD8,240	46	–	46
8.805%	28-day	Overnight MXN-F-TIIE	28-day	11/16/2029	MXN1,241,250	(893)	–	(893)
SOFR	Annual	3.763%	Annual	12/12/2029	USD11,790	148	–	148
SOFR	Annual	3.8275%	Annual	9/1/2033	USD9,600	164	–	164
SOFR	Annual	3.997%	Annual	9/14/2033	USD9,615	46	–	46
SOFR	Annual	3.6025%	Annual	1/8/2034	USD16,295	566	–	566
SOFR	Annual	3.5685%	Annual	1/9/2034	USD19,970	745	–	745
SOFR	Annual	3.871%	Annual	3/4/2034	USD28,120	425	–	425
SOFR	Annual	3.3865%	Annual	8/29/2034	USD2,786	154	–	154
SOFR	Annual	3.393%	Annual	8/29/2034	USD2,566	140	–	140
SOFR	Annual	3.4105%	Annual	8/29/2034	USD1,823	97	–	97
SOFR	Annual	3.379%	Annual	8/29/2034	USD1,135	63	–	63
8.895%	28-day	Overnight MXN-F-TIIE	28-day	11/10/2034	MXN72,728	(111)	–	(111)
8.90%	28-day	Overnight MXN-F-TIIE	28-day	11/10/2034	MXN100,913	(153)	–	(153)
SOFR	Annual	3.883%	Annual	7/28/2045	USD33,965	991	–	991
SOFR	Annual	3.486%	Annual	1/17/2054	USD1,835	145	–	145

						$5,043	$–	$5,043

American Funds Insurance Series	186

The Bond Fund of America® (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps
								Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)
Receive		Pay			Expiration date	Notional amount (000)	Value at 12/31/2024 (000)
	Payment		Payment
Rate	frequency	Rate	frequency	Counterparty

12.32%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL25,300	$(487)	$–	$(487)
12.99%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL36,820	(567)	–	(567)
13.04%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL41,300	(624)	–	(624)
12.99%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL41,300	(636)	–	(636)
12.365%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL38,509	(731)	–	(731)
14.24%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL88,380	(734)	–	(734)
12.36%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL38,753	(737)	–	(737)
12.3075%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL38,500	(744)	–	(744)
13.18%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL56,000	(802)	–	(802)
13.05%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL77,000	(1,160)	–	(1,160)
12.36%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL77,020	(1,465)	–	(1,465)
12.35%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL76,900	(1,467)	–	(1,467)
12.303%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL75,919	(1,469)	–	(1,469)

							$(11,623)	$–	$(11,623)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

CDX.NA.HY.43	5.00%	Quarterly	12/20/2029	USD102,935	$(7,944)	$(7,958)	$14
CDX.NA.IG.43	1.00%	Quarterly	12/20/2029	77	(2)	(2)	–	[3]

					$(7,946)	$(7,960)	$14

Investments in affiliates

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 6.54%

Money market investments 6.54%

Capital Group Central Cash Fund 4.50%[13]	$2,168,331	$2,724,823	$4,163,541	$248	$260	$730,121	$82,065

187	American Funds Insurance Series

The Bond Fund of America® (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[3]	Amount less than one thousand.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $100,808,000, which represented .90% of the net assets of the fund.
[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,752,427,000, which represented 15.69% of the net assets of the fund.

[7]	Step bond; coupon rate may change at a later date.
[8]	Value determined using significant unobservable inputs.
[9]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[10]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,635,000, which represented .08% of the net assets of the fund.

[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Security did not produce income during the last 12 months.
[13]	Rate represents the seven-day yield at 12/31/2024.
[14]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
Assn. = Association
Auth. = Authority
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit Rate
CHF = Swiss francs
CLO = Collateralized Loan Obligations
CME = CME Group
CMO = Collateralized Mortgage Obligations
DAC = Designated Activity Company
EUR = Euros
EURIBOR = Euro Interbank Offered Rate
Fin. = Finance
Fncg. = Financing
F-TIIE = Funding Equilibrium Interbank Interest Rate
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.
IDR = Indonesian rupiah
JPY = Japanese yen
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
TIIE = Interbank Equilibrium Interest Rate
USD = U.S. dollars
UST = U.S. Treasury

Refer to the notes to financial statements.

American Funds Insurance Series	188

Capital World Bond Fund®

Investment portfolio December 31, 2024

Bonds, notes & other debt instruments 95.93%		Principal amount (000)	Value (000)
Euros 18.80%	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[1]	EUR2,800	$2,642
	Alpha Bank SA 6.875% 6/27/2029 (1-year EUR-ICE Swap EURIBOR + 3.793% on 6/27/2028)[1]	500	578
	Alpha Bank SA 5.00% 5/12/2030 (1-year EUR-ICE Swap EURIBOR + 2.432% on 5/12/2029)[1]	100	110
	Alpha Bank SA 5.50% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[1]	680	719
	Altria Group, Inc. 3.125% 6/15/2031	800	811
	American Tower Corp. 0.45% 1/15/2027	2,525	2,494
	American Tower Corp. 0.875% 5/21/2029	1,470	1,388
	Anheuser-Busch InBev SA/NV 1.125% 7/1/2027	2,000	2,000
	AT&T, Inc. 1.60% 5/19/2028	2,350	2,335
	Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[1]	900	988
	Banco de Sabadell, SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028)[1]	700	779
	Bank Gospodarstwa Krajowego 4.25% 9/13/2044	290	297
	Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	5,298
	Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[1]	2,800	2,907
	Belgium (Kingdom of), Series 97, 3.00% 6/22/2033	1,530	1,601
	Belgium (Kingdom of), Series 100, 2.85% 10/22/2034	880	902
	Belgium (Kingdom of), Series 98, 3.30% 6/22/2054	880	871
	BPCE SA 1.00% 4/1/2025	2,900	2,989
	BPCE SA 4.50% 1/13/2033	1,400	1,524
	British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]	4,980	5,068
	Bulgaria (Republic of) 3.625% 9/5/2032	646	685
	CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]	3,800	3,920
	Celanese US Holdings, LLC 4.777% 7/19/2026	235	247
	Coca-Cola Co. 3.375% 8/15/2037	155	161
	Coca-Cola Co. 3.75% 8/15/2053	130	136
	Commerzbank AG 4.625% 1/17/2031 (3-month EUR-EURIBOR + 2.10% on 1/17/2030)[1]	1,900	2,069
	Cote d’Ivoire (Republic of) 6.875% 10/17/2040	1,650	1,484
	Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[1]	4,000	3,821
	Deutsche Telekom International Finance BV 7.50% 1/24/2033	200	271
	Dow Chemical Co. (The) 0.50% 3/15/2027	1,110	1,093
	Egypt (Arab Republic of) 5.625% 4/16/2030	300	272
	Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	1,400	1,375
	Electricité de France SA 7.50% perpetual bonds (5-year EUR Mid-Swap + 4.86% on 12/6/2028)[1]	1,200	1,374
	Equinor ASA 1.375% 5/22/2032	3,650	3,374
	Eurobank Ergasias Services and Holdings SA 10.00% 12/6/2032 (5-year EUR Mid-Swap + 7.588% on 12/6/2027)[1]	2,870	3,461
	Eurobank Ergasias Services and Holdings SA 6.25% 4/25/2034 (5-year EUR Mid-Swap + 3.707% on 4/25/2029)[1]	950	1,070
	Eurobank SA 5.875% 11/28/2029 (1-year EUR Mid-Swap + 2.83% on 11/28/2028)[1]	240	270
	Eurobank SA 4.875% 4/30/2031 (5-year EUR Mid-Swap + 2.165% on 4/30/2030)[1]	2,030	2,237
	European Investment Bank 0.25% 1/20/2032	4,900	4,331
	European Investment Bank 1.50% 6/15/2032	1,000	961
	European Investment Bank 2.875% 1/12/2033	4,500	4,737
	European Union 0.25% 10/22/2026	610	611
	European Union 2.875% 12/6/2027	1,060	1,116
	European Union 2.875% 10/5/2029	170	179
	European Union 3.125% 12/4/2030	190	203
	European Union 0% 7/4/2031	705	617
	European Union 2.50% 12/4/2031	1,205	1,236

189	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)	European Union 0% 7/4/2035	EUR220	$168
	European Union 0.20% 6/4/2036	1,500	1,147
	European Union 3.375% 10/4/2039	1,700	1,795
	European Union 0.70% 7/6/2051	3,000	1,741
	European Union 3.375% 10/5/2054	540	555
	Finland (Republic of) 3.00% 9/15/2033	2,370	2,503
	French Republic O.A.T. 0.75% 2/25/2028	980	964
	French Republic O.A.T. 2.75% 2/25/2029	1,790	1,864
	French Republic O.A.T. 0% 11/25/2030	19,550	17,251
	French Republic O.A.T. 0% 5/25/2032	2,120	1,772
	French Republic O.A.T. 2.00% 11/25/2032	3,170	3,054
	French Republic O.A.T. 3.00% 5/25/2033	1,920	1,979
	French Republic O.A.T. 3.00% 11/25/2034	7,145	7,287
	French Republic O.A.T. 0.50% 5/25/2040	600	405
	French Republic O.A.T. 0.75% 5/25/2052	2,850	1,504
	Germany (Federal Republic of) 0% 10/9/2026	2,305	2,305
	Germany (Federal Republic of) 0% 11/15/2027	1,400	1,370
	Germany (Federal Republic of) 0% 2/15/2030	7,050	6,573
	Germany (Federal Republic of) 1.70% 8/15/2032	1,886	1,884
	Germany (Federal Republic of) 2.20% 2/15/2034	1,040	1,066
	Germany (Federal Republic of) 1.00% 5/15/2038	130	111
	Germany (Federal Republic of) 0% 8/15/2050	1,200	656
	Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]	5,000	5,182
	Greece (Hellenic Republic of) 3.875% 6/15/2028	615	669
	Greece (Hellenic Republic of) 1.50% 6/18/2030	690	671
	Greece (Hellenic Republic of) 1.75% 6/18/2032	1,915	1,823
	Greece (Hellenic Republic of) 3.90% 1/30/2033	3,200	3,512
	Greece (Hellenic Republic of) 3.375% 6/15/2034	2,810	2,945
	Grifols, SA 7.50% 5/1/2030	100	109
	ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[1]	1,200	1,392
	Ireland (Republic of) 2.60% 10/18/2034	4,220	4,368
	Ireland (Republic of) 3.00% 10/18/2043	2,010	2,129
	KfW 0.125% 6/30/2025	590	604
	Lithuania (Republic of) 3.50% 7/3/2031	1,060	1,135
	Lithuania (Republic of) 3.50% 2/13/2034	1,620	1,717
	Lloyds Banking Group PLC 3.875% 5/14/2032 (1-year EUR-ICE Swap EURIBOR + 1.18% on 5/14/2031)[1]	100	106
	Magyar Export-Import Bank 6.00% 5/16/2029	1,430	1,603
	Metropolitan Life Global Funding I 0.55% 6/16/2027[2]	2,000	1,975
	Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]	580	599
	Morocco (Kingdom of) 1.50% 11/27/2031	1,920	1,691
	National Bank of Greece SA 8.00% 1/3/2034 (5-year EUR-ICE Swap EURIBOR + 4.646% on 1/3/2029)[1]	1,100	1,313
	NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[1]	2,725	2,571
	NatWest Group PLC 1.043% 9/14/2032 (5-year EUR Mid-Swap + 1.27% on 9/14/2027)[1]	185	180
	PepsiCo, Inc. 0.75% 10/14/2033	2,000	1,719
	Philippines (Republic of) 0.25% 4/28/2025	875	896
	Piraeus Bank SA 5.00% 4/16/2030 (1-year EUR-ICE Swap EURIBOR + 2.245% on 4/16/2029)[1]	430	472
	Portugal Republic 0.475% 10/18/2030	1,610	1,500
	Portugal Republic 2.875% 10/20/2034	2,560	2,658
	Portugal Republic 3.50% 6/18/2038	3,140	3,404
	Quebec (Province of) 0.25% 5/5/2031	920	813
	Quebec (Province of) 0.50% 1/25/2032	1,155	1,017
	Quebec (Province of) 3.35% 7/23/2039	4,410	4,595
	Republic of Italy 3.10% 8/28/2026	3,425	3,588
	Republic of Italy 1.10% 4/1/2027	2,565	2,582
	Republic of Italy 1.35% 4/1/2030	7	7
	Republic of Italy 4.20% 3/1/2034	9,640	10,620
	Republic of Italy 1.80% 3/1/2041	6,000	4,698

American Funds Insurance Series	190

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)	Republic of Italy 4.30% 10/1/2054	EUR4,245	$4,504
	Republic Of Italy 1.85% 7/1/2025	17,700	18,287
	Romania 2.125% 3/7/2028	1,440	1,401
	Romania 3.75% 2/7/2034	530	471
	Romania 6.00% 9/24/2044	745	745
	Senegal (Republic of) 5.375% 6/8/2037	2,250	1,653
	Shell International Finance BV 1.50% 4/7/2028	2,000	1,994
	Slovak Republic 3.75% 3/6/2034	640	683
	Spain (Kingdom of) 0% 1/31/2028	900	867
	Spain (Kingdom of) 1.40% 7/30/2028	7,510	7,517
	Spain (Kingdom of) 1.45% 4/30/2029	1,890	1,876
	Spain (Kingdom of) 1.25% 10/31/2030	1,295	1,242
	Spain (Kingdom of) 0.50% 10/31/2031	1,247	1,116
	Spain (Kingdom of) 3.15% 4/30/2033	3,647	3,847
	Spain (Kingdom of) 3.55% 10/31/2033	6,240	6,756
	Spain (Kingdom of) 3.25% 4/30/2034	2,630	2,775
	Spain (Kingdom of) 3.45% 10/31/2034	740	792
	Spain (Kingdom of) 1.90% 10/31/2052	1,010	734
	State Grid Overseas Investment (2016), Ltd. 1.375% 5/2/2025	441	454
	State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030	200	200
	Stryker Corp. 1.00% 12/3/2031	450	407
	Toyota Motor Credit Corp. 0.125% 11/5/2027	1,850	1,779
	Verizon Communications, Inc. 3.50% 6/28/2032	1,620	1,707

			272,236

Japanese yen 7.98%	Indonesia (Republic of), Series 20, 0.57% 5/27/2026	JPY100,000	632
	Indonesia (Republic of), Series 31, 0.99% 5/27/2027	400,000	2,535
	Indonesia (Republic of), Series 32, 1.33% 5/25/2029	300,000	1,890
	Japan, Series 346, 0.10% 3/20/2027	2,181,450	13,722
	Japan, Series 352, 0.10% 9/20/2028	168,250	1,048
	Japan, Series 356, 0.10% 9/20/2029	2,220,800	13,715
	Japan, Series 116, 2.20% 3/20/2030	576,100	3,935
	Japan, Series 362, 0.10% 3/20/2031	737,200	4,493
	Japan, Series 374, 0.80% 3/20/2034	68,200	425
	Japan, Series 376, 0.90% 9/20/2034	2,439,050	15,245
	Japan, Series 152, 1.20% 3/20/2035	727,700	4,658
	Japan, Series 21, 2.30% 12/20/2035	720,000	5,094
	Japan, Series 162, 0.60% 9/20/2037	1,966,150	11,389
	Japan, Series 179, 0.50% 12/20/2041	196,950	1,031
	Japan, Series 182, 1.10% 9/20/2042	619,850	3,550
	Japan, Series 186, 1.50% 9/20/2043	1,715,050	10,361
	Japan, Series 188, 1.60% 3/20/2044	69,000	422
	Japan, Series 53, 0.60% 12/20/2046	781,600	3,755
	Japan, Series 37, 0.60% 6/20/2050	694,500	3,112
	Japan, Series 73, 0.70% 12/20/2051	1,568,700	6,992
	Japan, Series 74, 1.00% 3/20/2052	246,100	1,187
	Japan, Series 79, 1.20% 6/20/2053	274,400	1,372
	Japan, Series 84, 2.10% 9/20/2054	808,300	4,975

			115,538

British pounds 4.46%	American Honda Finance Corp. 0.75% 11/25/2026	GBP1,420	1,654
	Asian Development Bank 1.125% 6/10/2025	740	912
	KfW 1.125% 7/4/2025	1,165	1,433
	Lloyds Bank PLC 7.625% 4/22/2025	655	828
	Quebec (Province of) 2.25% 9/15/2026	1,870	2,248
	United Kingdom 0.125% 1/30/2026	425	511
	United Kingdom 4.25% 12/7/2027	3,785	4,747
	United Kingdom 1.625% 10/22/2028	3,690	4,213
	United Kingdom 4.125% 7/22/2029	2,015	2,499
	United Kingdom 4.75% 12/7/2030	6,920	8,867

191	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
British pounds (continued)	United Kingdom 0.25% 7/31/2031	GBP12,845	$12,406
	United Kingdom 1.00% 1/31/2032	7,120	7,103
	United Kingdom 4.25% 6/7/2032	1,310	1,626
	United Kingdom 3.25% 1/31/2033	1,090	1,250
	United Kingdom 0.625% 7/31/2035	210	176
	United Kingdom 0.875% 1/31/2046	4,917	2,854
	United Kingdom 3.75% 10/22/2053	1,870	1,858
	United Kingdom 4.375% 7/31/2054	6,285	6,967
	United Kingdom 2.50% 7/22/2065	3,313	2,362

			64,514

Chinese yuan renminbi 3.19%	China (People’s Republic of), Series INBK, 2.37% 1/15/2029	CNY6,340	901
	China (People’s Republic of), Series INBK, 2.75% 2/17/2032	1,160	171
	China (People’s Republic of), Series INBK, 2.88% 2/25/2033	36,940	5,524
	China (People’s Republic of), Series INBK, 2.27% 5/25/2034	125,300	18,045
	China (People’s Republic of), Series INBK, 2.11% 8/25/2034	98,410	13,988
	China (People’s Republic of), Series 1910, 3.86% 7/22/2049	20,950	3,887
	China (People’s Republic of), Series INBK, 3.53% 10/18/2051	800	144
	China (People’s Republic of), Series INBK, 3.12% 10/25/2052	4,740	800
	China (People’s Republic of), Series INBK, 3.19% 4/15/2053	11,190	1,922
	China (People’s Republic of), Series INBK, 3.00% 10/15/2053	5,150	862

			46,244

Canadian dollars 1.99%	Canada (Government) 3.50% 3/1/2028	CAD25,228	17,869
	Canada 3.25% 12/1/2033	7,330	5,122
	Canada (Government) 2.75% 12/1/2048	3,500	2,202
	Canada (Government) 1.50% 12/1/2031	5,690	3,568

			28,761

Indonesian rupiah 1.98%	Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR22,733,000	1,419
	Indonesia (Republic of), Series 64, 6.125% 5/15/2028	20,866,000	1,263
	Indonesia (Republic of), Series 95, 6.375% 8/15/2028	92,831,000	5,659
	Indonesia (Republic of), Series 71, 9.00% 3/15/2029	26,010,000	1,731
	Indonesia (Republic of), Series 82, 7.00% 9/15/2030	2,930,000	182
	Indonesia (Republic of), Series 96, 7.00% 2/15/2033	221,342,000	13,733
	Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	46,660,000	2,826
	Indonesia (Republic of), Series 68, 8.375% 3/15/2034	27,353,000	1,848

			28,661

South Korean won 1.82%	South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW5,183,670	3,514
	South Korea (Republic of), Series 2709, 3.125% 9/10/2027	4,513,500	3,105
	South Korea (Republic of), Series 2712, 2.375% 12/10/2027	5,158,930	3,481
	South Korea (Republic of), Series 2803, 3.25% 3/10/2028	3,998,100	2,767
	South Korea (Republic of), Series 3212, 4.25% 12/10/2032	18,379,880	13,541

			26,408

Brazilian reais 1.74%	Brazil (Federative Republic of) 0% 4/1/2025	BRL7,442	1,168
	Brazil (Federative Republic of) 10.00% 1/1/2029	33,688	4,587
	Brazil (Federative Republic of) 10.00% 1/1/2031	113,384	14,636
	Brazil (Federative Republic of) 6.00% 8/15/2040[3]	2,063	295
	Brazil (Federative Republic of) 6.00% 8/15/2050[3]	25,970	3,515
	Brazil (Federative Republic of) 6.00% 8/15/2060[3]	7,685	1,022

			25,223

American Funds Insurance Series	192

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Australian dollars 1.62%	Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD3,640	$1,922
	Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	5,789	2,911
	Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	4,415	2,609
	New South Wales Treasury Corp. 4.75% 2/20/2035	12,509	7,541
	New South Wales Treasury Corp. 4.25% 2/20/2036	14,861	8,466

			23,449

Mexican pesos 1.01%	América Móvil, SAB de CV 10.125% 1/22/2029	MXN13,920	661
	América Móvil, SAB de CV 9.50% 1/27/2031	29,290	1,323
	United Mexican States, Series M, 7.75% 11/23/2034	98,956	3,973
	United Mexican States, Series M30, 8.50% 11/18/2038	21,100	864
	United Mexican States, Series M, 8.00% 11/7/2047	7,830	290
	United Mexican States, Series M, 8.00% 7/31/2053	198,770	7,237
	United Mexican States, Series S, 4.00% 10/29/2054[3]	7,603	281

			14,629

Indian rupees 0.54%	Asian Development Bank 6.20% 10/6/2026	INR15,700	181
	Asian Development Bank 6.72% 2/8/2028	144,700	1,686
	European Bank for Reconstruction and Development 5.00% 1/15/2026	57,600	662
	European Bank for Reconstruction and Development 5.25% 1/12/2027	81,400	924
	European Bank for Reconstruction and Development 6.30% 10/26/2027	34,000	389
	Inter-American Development Bank 7.00% 1/25/2029	220,000	2,551
	International Bank for Reconstruction and Development 6.75% 9/8/2027	126,400	1,463

			7,856

New Zealand dollars 0.49%	New Zealand 4.50% 5/15/2030	NZD3,963	2,280
	New Zealand 4.25% 5/15/2036	9,005	4,883

			7,163

Danish kroner 0.41%	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[4]	DKK49,574	5,722
	Realkredit Danmark AS 1.00% 10/1/2053[4]	2,545	281

			6,003

Turkish lira 0.37%	Turkey (Republic of), Series 5Y, 12.60% 10/1/2025	TRY215,445	5,111
	Turkey (Republic of) 17.80% 7/13/2033	12,175	238

			5,349

Norwegian kroner 0.27%	Norway (Kingdom of) 1.75% 9/6/2029	NOK2,080	167
	Norway (Kingdom of) 2.125% 5/18/2032	6,615	518
	Norway (Kingdom of) 3.625% 4/13/2034	37,385	3,228

			3,913

Polish zloty 0.23%	Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN4,900	1,054
	Poland (Republic of), Series 1033, 6.00% 10/25/2033	9,280	2,276

			3,330

Chilean pesos 0.17%	Chile (Republic of) 1.50% 3/1/2026[3]	CLP883,755	883
	Chile (Republic of) 5.00% 10/1/2028	955,000	934
	Chile (Republic of) 6.00% 4/1/2033	675,000	682

			2,499

193	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Malaysian ringgits 0.16%	Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR10,588	$2,302

Romanian leu 0.07%	Romania 4.75% 2/24/2025	RON5,000	1,038

Colombian pesos 0.07%	Colombia (Republic of), Series B, 7.25% 10/26/2050	COP7,150,600	969

South African rand 0.03%	South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR8,400	426

Ukrainian hryvnia 0.00%	Ukraine 19.50% 1/15/2025	UAH285	6

U.S. dollars 48.53%	3R Lux SARL 9.75% 2/5/2031	USD1,380	1,428
	AAR Escrow Issuer, LLC 6.75% 3/15/2029[5]	27	27
	AbbVie, Inc. 5.05% 3/15/2034	2,790	2,758
	AbbVie, Inc. 5.35% 3/15/2044	75	73
	AbbVie, Inc. 5.40% 3/15/2054	1,265	1,219
	AbbVie, Inc. 5.50% 3/15/2064	150	143
	Abu Dhabi Crude Oil Pipeline, LLC 4.60% 11/2/2047	775	683
	ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[4,5]	209	210
	ACHV ABS Trust, Series 2024-3AL, Class C, 5.68% 12/26/2031[4,5]	150	150
	Adnoc Murban Rsc, Ltd. 4.50% 9/11/2034[5]	1,345	1,265
	Advance Auto Parts, Inc. 5.95% 3/9/2028	45	45
	AerCap Ireland Capital DAC 2.45% 10/29/2026	2,102	2,014
	Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029[5,6,7,8]	600	596
	Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[5]	660	479
	Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[4,5]	40	41
	AG Issuer, LLC 6.25% 3/1/2028[5]	165	164
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[5]	68	71
	AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[1,5]	1,147	1,199
	AIB Group PLC 5.871% 3/28/2035 (USD-SOFR + 1.91% on 3/28/2034)[1,5]	1,560	1,564
	Albertsons Companies, Inc. 3.50% 3/15/2029[5]	140	128
	Alcoa Nederland Holding BV 4.125% 3/31/2029[5]	75	70
	Alfa Desarrollo SpA 4.55% 9/27/2051	475	350
	Allegro CLO, Ltd., Series 2019-1, Class ARR, (3-month USD CME Term SOFR + 1.13%) 5.747% 4/20/2032[4,5,8]	658	658
	Alliance Resource Operating Partners, LP 8.625% 6/15/2029[5]	50	53
	Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[5]	290	288
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[5]	120	116
	Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[5]	70	70
	Alliant Holdings Intermediate, LLC 6.50% 10/1/2031[5]	65	64
	Alliant Holdings Intermediate, LLC 7.375% 10/1/2032[5]	70	71
	Allied Universal Holdco, LLC 9.75% 7/15/2027[5]	155	156
	Allied Universal Holdco, LLC 6.00% 6/1/2029[5]	300	274
	Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[5]	200	206
	Amazon.com, Inc. 1.50% 6/3/2030	2,040	1,731
	Amentum Escrow Corp., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.607% 9/29/2031[7,8]	155	155
	Amentum Holdings, Inc. 7.25% 8/1/2032[5]	98	99
	Amer Sports Co. 6.75% 2/16/2031[5]	35	35
	American Electric Power Co., Inc. 1.00% 11/1/2025	250	242
	American Express Co. 5.532% 4/25/2030 (USD-SOFR + 1.09% on 4/25/2029)[1]	1,030	1,049

American Funds Insurance Series	194

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Amgen, Inc. 2.20% 2/21/2027	USD445	$422
	Amgen, Inc. 5.25% 3/2/2030	981	990
	Amgen, Inc. 5.25% 3/2/2033	2,687	2,668
	Amgen, Inc. 5.65% 3/2/2053	1,284	1,237
	AmWINS Group, Inc. 4.875% 6/30/2029[5]	135	127
	Angola (Republic of) 9.50% 11/12/2025	4,225	4,241
	Angola (Republic of) 8.25% 5/9/2028	1,115	1,051
	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[5]	110	88
	Anywhere Real Estate Group, LLC 5.25% 4/15/2030[5]	115	87
	AP Core Holdings II, LLC, Term Loan B, (3-month USD CME Term SOFR + 5.50%) 9.971% 9/1/2027[7,8]	95	92
	Apple Bidco, LLC, Term Loan, (3-month USD CME Term SOFR + 2.75%) 7.221% 9/22/2028[7,8]	146	147
	Aretec Group, Inc. 7.50% 4/1/2029[5]	245	244
	Aretec Group, Inc. 10.00% 8/15/2030[5]	50	55
	Artera Services, LLC 8.50% 2/15/2031[5]	45	43
	Asbury Automotive Group, Inc. 5.00% 2/15/2032[5]	55	50
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[5]	160	163
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[5]	55	54
	Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032[5]	25	25
	AssuredPartners, Inc. 5.625% 1/15/2029[5]	290	294
	AssuredPartners, Inc., Term Loan, (3-month USD CME Term SOFR + 3.50%) 7.857% 2/14/2031[7,8]	30	30
	AT&T, Inc. 3.50% 9/15/2053	2,070	1,395
	ATI, Inc. 7.25% 8/15/2030	60	62
	Atkore, Inc. 4.25% 6/1/2031[5]	25	22
	Avantor Funding, Inc. 3.875% 11/1/2029[5]	122	112
	Avient Corp. 6.25% 11/1/2031[5]	25	25
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[4,5]	1,817	1,828
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[4,5]	996	1,026
	B&G Foods, Inc. 5.25% 9/15/2027	210	201
	B&G Foods, Inc. 8.00% 9/15/2028[5]	25	26
	BAE Systems PLC 5.30% 3/26/2034[5]	865	863
	Baldwin Insurance Group Holdings, LLC 7.125% 5/15/2031[5]	20	20
	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[4,8]	219	232
	Bank Gospodarstwa Krajowego 5.75% 7/9/2034[5]	950	945
	Bank Gospodarstwa Krajowego 6.25% 7/9/2054[5]	425	418
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]	4,040	3,370
	Bank of America Corp. 5.468% 1/23/2035 (3-month USD CME Term SOFR + 1.65% on 1/23/2034)[1]	1,535	1,537
	Bank of East Asia, Ltd. 5.825% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.527% on 10/21/2025)[1]	640	634
	BAT Capital Corp. 3.215% 9/6/2026	955	932
	BAT Capital Corp. 3.462% 9/6/2029	1,150	1,072
	Bath & Body Works, Inc. 6.625% 10/1/2030[5]	120	121
	Bath & Body Works, Inc. 6.875% 11/1/2035	75	77
	Bausch Health Americas, Inc. 9.25% 4/1/2026[5]	80	77
	Bausch Health Companies, Inc. 5.50% 11/1/2025[5]	75	73
	Baytex Energy Corp. 7.375% 3/15/2032[5]	85	83
	BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[1]	2,320	2,404
	Becton, Dickinson and Co. 4.298% 8/22/2032	320	301
	Berkshire Hathaway Energy Co. 4.60% 5/1/2053	117	97
	Biocon Biologics Global PLC 6.67% 10/9/2029[5]	3,995	3,834
	BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[5]	400	382
	Block, Inc. 6.50% 5/15/2032[5]	240	243
	BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057[4,8]	1,070	1,089
	BMW US Capital, LLC 3.90% 4/9/2025[5]	900	898
	BMW US Capital, LLC 4.15% 4/9/2030[5]	900	861
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,5]	700	627

195	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,5]	USD1,275	$1,084
	Boeing Co. (The) 6.259% 5/1/2027	45	46
	Boeing Co. (The) 5.15% 5/1/2030	2,451	2,418
	Boeing Co. (The) 3.625% 2/1/2031	718	652
	Boeing Co. (The) 6.388% 5/1/2031	723	756
	Boeing Co. (The) 6.528% 5/1/2034	457	479
	Boeing Co. (The) 6.858% 5/1/2054	576	613
	Bombardier, Inc. 7.125% 6/15/2026[5]	16	16
	Boost Newco Borrower, LLC 7.50% 1/15/2031[5]	25	26
	Borr IHC, Ltd. 10.00% 11/15/2028[5]	2,349	2,347
	Borr IHC, Ltd. 10.375% 11/15/2030[5]	918	917
	Boyd Gaming Corp. 4.75% 6/15/2031[5]	45	42
	Boyne USA, Inc. 4.75% 5/15/2029[5]	107	102
	Braskem Idesa SAPI 7.45% 11/15/2029	2,520	2,008
	Braskem Netherlands Finance BV 4.50% 1/31/2030	1,756	1,488
	Braskem Netherlands Finance BV 8.50% 1/12/2031	4,939	4,956
	Braskem Netherlands Finance BV 8.50% 1/12/2031[5]	525	527
	Bristol-Myers Squibb Co. 5.20% 2/22/2034	1,925	1,924
	Bristol-Myers Squibb Co. 5.55% 2/22/2054	2,200	2,136
	British Columbia (Province of) 4.20% 7/6/2033	1,240	1,183
	Broadcom, Inc. 4.00% 4/15/2029[5]	250	241
	Broadcom, Inc. 3.419% 4/15/2033[5]	698	611
	Broadcom, Inc. 3.469% 4/15/2034[5]	48	42
	Broadcom, Inc. 3.137% 11/15/2035[5]	185	151
	Brookfield Property REIT, Inc. 5.75% 5/15/2026[5]	84	83
	Buffalo Energy Mexico Holdings 7.875% 2/15/2039[5]	1,341	1,384
	Burlington Northern Santa Fe, LLC 5.50% 3/15/2055	232	228
	BWX Technologies, Inc. 4.125% 4/15/2029[5]	175	163
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 5.212% 9/15/2036[4,5,8]	1,310	1,308
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 5.411% 10/15/2036[4,5,8]	989	987
	Caesars Entertainment, Inc. 4.625% 10/15/2029[5]	15	14
	Caesars Entertainment, Inc. 7.00% 2/15/2030[5]	64	65
	Caesars Entertainment, Inc. 6.50% 2/15/2032[5]	45	45
	CaixaBank, SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029)[1,5]	1,633	1,650
	CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[1,5]	200	213
	CaixaBank, SA 6.037% 6/15/2035 (USD-SOFR + 2.26% on 9/15/2034)[1,5]	200	202
	California Resources Corp. 7.125% 2/1/2026[5]	100	100
	Canadian Pacific Railway Co. 3.10% 12/2/2051	1,378	896
	CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[5]	90	81
	Carnival Corp. 6.00% 5/1/2029[5]	100	100
	Cascade Funding Mortgage Trust, Series 2024-NR1, Class A1, 6.405% 11/25/2029 (9.405% on 11/25/2027)[1,4,5]	174	174
	Cascade Funding Mortgage Trust, Series 2024-HB15, Class M1, 4.00% 8/25/2034[4,5,8]	614	586
	Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034[4,5,8]	143	141
	CCO Holdings, LLC 5.125% 5/1/2027[5]	125	123
	CCO Holdings, LLC 4.75% 3/1/2030[5]	135	123
	CCO Holdings, LLC 4.50% 8/15/2030[5]	240	216
	CCO Holdings, LLC 4.25% 2/1/2031[5]	155	135
	CCO Holdings, LLC 4.50% 6/1/2033[5]	147	124
	CCO Holdings, LLC 4.25% 1/15/2034[5]	55	45
	Centene Corp. 2.45% 7/15/2028	40	36
	Centene Corp. 4.625% 12/15/2029	35	33
	Centene Corp. 2.50% 3/1/2031	65	54
	Central Garden & Pet Co. 4.125% 10/15/2030	74	67
	Central Garden & Pet Co. 4.125% 4/30/2031[5]	110	97
	CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[4,5]	925	929
	Charter Communications Operating, LLC 3.75% 2/15/2028	2,650	2,526
	Cheniere Energy Partners, LP 3.25% 1/31/2032	26	23
	China Oil and Gas Group, Ltd. 4.70% 6/30/2026	4,385	4,062
	Chubb INA Holdings, LLC 3.35% 5/3/2026	195	192

American Funds Insurance Series	196

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
U.S. dollars (continued)	Chubb INA Holdings, LLC 4.35% 11/3/2045	USD425		$363
	Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[4,5,8]	805		832
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040[4,5,8]	1,240		1,261
	Citizens Financial Group, Inc. 5.718% 7/23/2032 (USD-SOFR + 1.91% on 7/23/2031)[1]	421		423
	Civitas Resources, Inc. 8.75% 7/1/2031[5]	90		94
	Clarios Global, LP 6.25% 5/15/2026[5]	44		44
	Clarios Global, LP 8.50% 5/15/2027[5]	90		90
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[5]	45		42
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[5]	5		5
	Cleveland-Cliffs, Inc. 6.875% 11/1/2029[5]	100		99
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[5]	75		67
	Cloud Software Group, Inc. 6.50% 3/31/2029[5]	235		231
	Cloud Software Group, Inc. 9.00% 9/30/2029[5]	175		178
	Cloud Software Group, Inc., Term Loan B1, (3-month USD CME Term SOFR + 3.50%) 7.829% 3/30/2029[7,8]	253		254
	CMS Energy Corp. 3.00% 5/15/2026	1,200		1,172
	CNX Resources Corp. 7.25% 3/1/2032[5]	110		112
	Coca-Cola Co. 4.65% 8/14/2034	336		327
	Coinbase Global, Inc. 3.375% 10/1/2028[5]	55		50
	Coinbase Global, Inc. 3.625% 10/1/2031[5]	85		72
	Colombia (Republic of) 3.875% 4/25/2027	350		335
	Colombia (Republic of) 8.00% 11/14/2035	445		449
	Comcast Corp. 4.80% 5/15/2033	4,100		3,984
	CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 7.937% 4/6/2026[7,8]	–	[9]	–	[9]
	CommScope, LLC 6.00% 3/1/2026[5]	53		53
	Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[5]	212		204
	Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[5]	65		60
	Comstock Resources, Inc. 5.875% 1/15/2030[5]	65		61
	Connect Finco SARL 9.00% 9/15/2029[5]	200		182
	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.869% 5/25/2043[4,5,8]	1,337		1,368
	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.119% 5/25/2043[4,5,8]	804		860
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.469% 6/25/2043[4,5,8]	769		777
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 7.669% 6/25/2043[4,5,8]	305		322
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 6.269% 7/25/2043[4,5,8]	556		558
	Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 6.369% 1/25/2044[4,5,8]	206		208
	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, (30-day Average USD-SOFR + 1.65%) 6.219% 5/25/2044[4,5,8]	1,148		1,154
	Constellium SE 3.75% 4/15/2029[5]	125		113
	COPT Defense Properties, LP 2.75% 4/15/2031	1,212		1,037
	Corebridge Financial, Inc. 3.90% 4/5/2032	748		681
	CoreLogic, Inc. 4.50% 5/1/2028[5]	384		359
	CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 10.971% 6/4/2029[7,8]	65		64
	Coronado Finance Pty, Ltd. 9.25% 10/1/2029[5]	125		127
	Coty, Inc. 5.00% 4/15/2026[5]	36		36
	Coty, Inc. 4.75% 1/15/2029[5]	65		62
	Coty, Inc. 6.625% 7/15/2030[5]	95		97
	Cougar JV Subsidiary, LLC 8.00% 5/15/2032[5]	65		68
	CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[4,5]	33		33
	Crédit Agricole SA 4.375% 3/17/2025[5]	1,100		1,098
	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,5]	2,675		2,636
	Crescent Energy Finance, LLC 9.25% 2/15/2028[5]	178		186

197	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Crescent Energy Finance, LLC 7.625% 4/1/2032[5]	USD165	$164
	Crown Castle, Inc. 2.50% 7/15/2031	767	647
	CSX Corp. 3.80% 4/15/2050	75	56
	CVR Partners, LP 6.125% 6/15/2028[5]	65	63
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]	725	705
	Darling Ingredients, Inc. 6.00% 6/15/2030[5]	10	10
	Deluxe Corp. 8.00% 6/1/2029[5]	20	19
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	828
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]	1,160	1,103
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	930	1,154
	Diamond Sports Group, LLC 6.625% 8/15/2027[5,10]	310	2
	Diamond Sports Group, LLC, Term Loan, 5.00% 3/3/2025[7,11]	18	20
	Diebold Nixdorf, Inc. 7.75% 3/31/2030[5]	125	129
	DIRECTV Financing, LLC 5.875% 8/15/2027[5]	50	49
	DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.847% 8/2/2027[7,8]	41	41
	DISH Network Corp. 11.75% 11/15/2027[5]	325	345
	Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[5]	23	22
	EchoStar Corp. 10.75% 11/30/2029	105	113
	Ecopetrol SA 8.625% 1/19/2029	2,460	2,611
	Ecopetrol SA 6.875% 4/29/2030	995	972
	Edison International 5.25% 11/15/2028	1,522	1,526
	Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]	100	98
	Egypt (Arab Republic of) 6.588% 2/21/2028	1,550	1,475
	Electricité de France SA 5.65% 4/22/2029[5]	800	818
	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,5]	300	339
	Element Solutions, Inc. 3.875% 9/1/2028[5]	105	100
	Ellucian Holdings, Inc. 6.50% 12/1/2029[5]	25	25
	Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.267% 11/15/2032[7,8]	25	25
	Encino Acquisition Partners Holdings, LLC 8.75% 5/1/2031[5]	30	32
	Endo Finance Holdings, Inc. 8.50% 4/15/2031[5]	190	202
	Endo International PLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 8.745% 4/23/2031[7,8]	85	86
	Enel Finance International NV 1.625% 7/12/2026[5]	1,248	1,191
	Enel Finance International NV 2.125% 7/12/2028[5]	1,227	1,111
	Enfragen Energia Sur SA 5.375% 12/30/2030	3,329	2,842
	Entergy Corp. 0.90% 9/15/2025	750	730
	Enterprise Products Operating, LLC 4.95% 2/15/2035	168	163
	Enviri Corp. 5.75% 7/31/2027[5]	145	139
	EQM Midstream Partners, LP 6.50% 7/1/2027[5]	125	127
	EQM Midstream Partners, LP 6.375% 4/1/2029[5]	20	20
	EQM Midstream Partners, LP 7.50% 6/1/2030[5]	45	48
	Equinix, Inc. 1.80% 7/15/2027	1,145	1,065
	Equinix, Inc. 2.15% 7/15/2030	3,216	2,769
	EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032[4,5]	958	960
	EquipmentShare.com, Inc. 9.00% 5/15/2028[5]	90	93
	EquipmentShare.com, Inc. 8.625% 5/15/2032[5]	15	16
	ESAB Corp. 6.25% 4/15/2029[5]	75	76
	Eskom Holdings SOC, Ltd. 7.125% 2/11/2025	5,330	5,328
	Exeter Automobile Receivables Trust, Series 2023-5A, Class B, 6.58% 4/17/2028[4]	78	79
	Expand Energy Corp. 5.875% 2/1/2029[5]	115	114
	Expand Energy Corp. 6.75% 4/15/2029[5]	30	30
	Expand Energy Corp. 5.375% 3/15/2030	55	54
	Expand Energy Corp. 4.75% 2/1/2032	15	14
	Expand Energy Corp. 4.875% 4/15/2032[10]	915	4
	Export-Import Bank of Thailand 5.354% 5/16/2029	1,420	1,438
	Fair Isaac Corp. 4.00% 6/15/2028[5]	15	14
	Fannie Mae Pool #BP5576 2.50% 6/1/2050[4]	6	5

American Funds Insurance Series	198

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Fannie Mae Pool #FP0015 2.50% 9/1/2050[4]	USD1	$1
	Fannie Mae Pool #FS9792 4.50% 12/1/2050[4]	133	127
	Fannie Mae Pool #CB0046 3.00% 4/1/2051[4]	1,681	1,442
	Fannie Mae Pool #FM9672 2.50% 12/1/2051[4]	254	208
	Fannie Mae Pool #MA4577 2.00% 4/1/2052[4]	1,456	1,136
	Fannie Mae Pool #FS9189 2.00% 5/1/2052[4]	1,427	1,117
	Fannie Mae Pool #FS3056 2.00% 10/1/2052[4]	3,534	2,755
	Fannie Mae Pool #CB4852 4.50% 10/1/2052[4]	4,136	3,900
	Fannie Mae Pool #MA4785 5.00% 10/1/2052[4]	54	53
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[4]	99	98
	Fannie Mae Pool #FS4191 5.50% 3/1/2053[4]	215	214
	Fannie Mae Pool #CB5912 6.00% 3/1/2053[4]	951	962
	Fannie Mae Pool #BY0943 4.00% 4/1/2053[4]	22	20
	Fannie Mae Pool #MA4978 5.00% 4/1/2053[4]	10,659	10,296
	Fannie Mae Pool #MA5027 4.00% 5/1/2053[4]	973	891
	Fannie Mae Pool #MA5009 5.00% 5/1/2053[4]	4,562	4,411
	Fannie Mae Pool #FS4840 5.50% 5/1/2053[4]	558	551
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[4]	17	17
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[4]	61	60
	Fannie Mae Pool #CB6626 4.00% 7/1/2053[4]	28	26
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[4]	436	422
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[4]	229	226
	Fannie Mae Pool #BX4568 4.00% 8/1/2053[4]	529	484
	Fannie Mae Pool #CB7104 5.50% 9/1/2053[4]	1,609	1,599
	Fannie Mae Pool #MA5177 4.00% 10/1/2053[4]	940	860
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[4]	881	871
	Fannie Mae Pool #MA5166 6.00% 10/1/2053[4]	1,983	1,994
	Fannie Mae Pool #FS6838 5.50% 11/1/2053[4]	453	447
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[4]	2,327	2,341
	Fannie Mae Pool #CB7907 6.50% 11/1/2053[4]	1,499	1,532
	Fannie Mae Pool #FS6767 6.50% 1/1/2054[4]	421	432
	Fannie Mae Pool #MA5270 5.00% 2/1/2054[4]	4,894	4,727
	Fannie Mae Pool #MA5271 5.50% 2/1/2054[4]	664	656
	Fannie Mae Pool #FS6809 5.50% 2/1/2054[4]	230	227
	Fannie Mae Pool #MA5273 6.50% 2/1/2054[4]	6,513	6,652
	Fannie Mae Pool #MA5296 5.50% 3/1/2054[4]	480	474
	Fannie Mae Pool #MA5295 6.00% 3/1/2054[4]	301	302
	Fannie Mae Pool #DB2624 4.50% 4/1/2054[4]	54	50
	Fannie Mae Pool #BU4479 5.50% 4/1/2054[4]	348	343
	Fannie Mae Pool #MA5329 6.50% 4/1/2054[4]	4,748	4,850
	Fannie Mae Pool #DB2495 6.00% 5/1/2054[4]	670	673
	Fannie Mae Pool #FS8131 5.50% 6/1/2054[4]	1,706	1,692
	Fannie Mae Pool #FS8153 6.00% 6/1/2054[4]	1,649	1,672
	Fannie Mae Pool #DB6878 6.00% 6/1/2054[4]	1,007	1,012
	Fannie Mae Pool #CB8755 6.00% 6/1/2054[4]	670	677
	Fannie Mae Pool #FS8223 6.00% 6/1/2054[4]	222	224
	Fannie Mae Pool #FS8219 6.00% 6/1/2054[4]	201	204
	Fannie Mae Pool #DB4399 6.50% 6/1/2054[4]	109	111
	Fannie Mae Pool #CB8842 5.50% 7/1/2054[4]	4,168	4,128
	Fannie Mae Pool #DB5213 5.50% 7/1/2054[4]	3,490	3,447
	Fannie Mae Pool #BU4699 5.50% 7/1/2054[4]	1,069	1,059
	Fannie Mae Pool #CB8838 5.50% 7/1/2054[4]	716	711
	Fannie Mae Pool #MA5421 6.00% 7/1/2054[4]	2,605	2,622
	Fannie Mae Pool #DB5214 6.00% 7/1/2054[4]	1,859	1,868
	Fannie Mae Pool #BU4707 6.00% 7/1/2054[4]	1,436	1,443
	Fannie Mae Pool #FS8400 6.00% 7/1/2054[4]	894	906
	Fannie Mae Pool #BU4700 6.00% 7/1/2054[4]	879	889
	Fannie Mae Pool #DB6901 6.00% 7/1/2054[4]	635	639
	Fannie Mae Pool #CB8858 6.00% 7/1/2054[4]	596	602
	Fannie Mae Pool #FS8318 6.00% 7/1/2054[4]	447	453
	Fannie Mae Pool #FS8591 6.00% 7/1/2054[4]	332	336
	Fannie Mae Pool #DB7039 6.00% 7/1/2054[4]	179	182

199	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Fannie Mae Pool #MA5422 6.50% 7/1/2054[4]	USD1,000	$1,022
	Fannie Mae Pool #MA5441 4.00% 8/1/2054[4]	988	905
	Fannie Mae Pool #DB7783 5.50% 8/1/2054[4]	411	406
	Fannie Mae Pool #MA5445 6.00% 8/1/2054[4]	2,241	2,256
	Fannie Mae Pool #DB7792 6.00% 8/1/2054[4]	948	953
	Fannie Mae Pool #FS8757 6.00% 8/1/2054[4]	511	517
	Fannie Mae Pool #FS8758 6.00% 8/1/2054[4]	351	354
	Fannie Mae Pool #BU4916 6.00% 8/1/2054[4]	265	267
	Fannie Mae Pool #FS8756 6.00% 8/1/2054[4]	205	208
	Fannie Mae Pool #DC0299 6.00% 8/1/2054[4]	196	197
	Fannie Mae Pool #DB7692 6.00% 8/1/2054[4]	193	194
	Fannie Mae Pool #BU4968 6.00% 8/1/2054[4]	176	177
	Fannie Mae Pool #DB7687 6.00% 8/1/2054[4]	100	101
	Fannie Mae Pool #DB7690 6.00% 8/1/2054[4]	75	76
	Fannie Mae Pool #DC0296 6.00% 8/1/2054[4]	67	67
	Fannie Mae Pool #FS8866 6.00% 9/1/2054[4]	494	502
	Fannie Mae Pool #MA5496 5.00% 10/1/2054[4]	20,940	20,223
	Fannie Mae Pool #CB9333 5.50% 10/1/2054[4]	6,472	6,403
	Fannie Mae Pool #MA5602 6.50% 1/1/2055[4]	711	726
	Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class B, 5.596% 8/1/2054[4,5,8]	350	307
	Fertitta Entertainment, LLC 6.75% 1/15/2030[5]	25	23
	Fiesta Purchaser, Inc. 7.875% 3/1/2031[5]	150	157
	Fiesta Purchaser, Inc. 9.625% 9/15/2032[5]	30	32
	Fiesta Purchaser, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.603% 2/12/2031[7,8]	15	15
	Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[2,7,8]	96	96
	Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[2,7,8]	7	7
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[5]	2,535	2,532
	First Quantum Minerals, Ltd. 8.625% 6/1/2031[5]	1,320	1,360
	First Student Bidco, Inc. 4.00% 7/31/2029[5]	45	41
	FirstEnergy Corp., Series B, 3.90% 7/15/2027	1,763	1,718
	Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.943% 12/15/2029[4,5,8]	483	484
	Ford Motor Co. 6.10% 8/19/2032	30	30
	Ford Motor Credit Co., LLC 4.95% 5/28/2027	300	297
	Ford Motor Credit Co., LLC 3.815% 11/2/2027	200	192
	Ford Motor Credit Co., LLC 7.35% 11/4/2027	200	209
	Ford Motor Credit Co., LLC 2.90% 2/16/2028	200	185
	Ford Motor Credit Co., LLC 4.00% 11/13/2030	125	113
	Ford Otomotiv Sanayi AS 7.125% 4/25/2029[5]	255	256
	Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[4]	1,680	1,561
	Freddie Mac Pool #RB5111 2.00% 5/1/2041[4]	2,180	1,822
	Freddie Mac Pool #Z40273 4.50% 10/1/2048[4]	204	195
	Freddie Mac Pool #RA6114 2.00% 2/1/2052[4]	634	495
	Freddie Mac Pool #QE6084 5.00% 7/1/2052[4]	980	950
	Freddie Mac Pool #SD8266 4.50% 11/1/2052[4]	387	365
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[4]	3,435	3,327
	Freddie Mac Pool #SD8323 5.00% 5/1/2053[4]	5,732	5,541
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[4]	272	269
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[4]	23	22
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[4]	726	718
	Freddie Mac Pool #SD3432 6.00% 7/1/2053[4]	185	188
	Freddie Mac Pool #SD3512 6.00% 8/1/2053[4]	61	62
	Freddie Mac Pool #RA9795 4.00% 9/1/2053[4]	35	32
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[4]	2,773	2,741
	Freddie Mac Pool #SD8363 6.00% 9/1/2053[4]	1,690	1,700
	Freddie Mac Pool #SD4977 5.00% 11/1/2053[4]	30,552	29,530

American Funds Insurance Series	200

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Freddie Mac Pool #SD8372 5.50% 11/1/2053[4]	USD11,511	$11,378
	Freddie Mac Pool #RJ0326 6.50% 11/1/2053[4]	135	138
	Freddie Mac Pool #SD8386 7.00% 12/1/2053[4]	150	156
	Freddie Mac Pool #SD8398 7.00% 1/1/2054[4]	198	205
	Freddie Mac Pool #SD8401 5.50% 2/1/2054[4]	202	199
	Freddie Mac Pool #SD8402 6.00% 2/1/2054[4]	4,644	4,669
	Freddie Mac Pool #SD8403 6.50% 2/1/2054[4]	500	511
	Freddie Mac Pool #QI1357 4.00% 3/1/2054[4]	934	855
	Freddie Mac Pool #SD8408 5.50% 3/1/2054[4]	1,521	1,502
	Freddie Mac Pool #QI3333 6.00% 4/1/2054[4]	106	107
	Freddie Mac Pool #SD5692 6.00% 5/1/2054[4]	137	139
	Freddie Mac Pool #SD8435 4.00% 6/1/2054[4]	721	660
	Freddie Mac Pool #RJ1855 5.00% 6/1/2054[4]	279	270
	Freddie Mac Pool #RJ1857 5.50% 6/1/2054[4]	15,081	14,937
	Freddie Mac Pool #RJ1768 5.50% 6/1/2054[4]	841	834
	Freddie Mac Pool #RJ1785 6.00% 6/1/2054[4]	2,290	2,317
	Freddie Mac Pool #RJ1779 6.00% 6/1/2054[4]	1,975	2,000
	Freddie Mac Pool #RJ1859 6.00% 6/1/2054[4]	1,027	1,039
	Freddie Mac Pool #RJ1960 5.50% 7/1/2054[4]	1,334	1,324
	Freddie Mac Pool #RJ1963 5.50% 7/1/2054[4]	1,071	1,058
	Freddie Mac Pool #QI8872 5.50% 7/1/2054[4]	527	522
	Freddie Mac Pool #SD8447 6.00% 7/1/2054[4]	1,676	1,686
	Freddie Mac Pool #RJ1964 6.00% 7/1/2054[4]	1,310	1,332
	Freddie Mac Pool #RJ1973 6.00% 7/1/2054[4]	949	960
	Freddie Mac Pool #SD5790 6.00% 7/1/2054[4]	937	948
	Freddie Mac Pool #RJ1975 6.00% 7/1/2054[4]	892	902
	Freddie Mac Pool #SD5813 6.00% 7/1/2054[4]	574	582
	Freddie Mac Pool #QI8874 6.00% 7/1/2054[4]	358	362
	Freddie Mac Pool #SD5873 6.00% 7/1/2054[4]	240	242
	Freddie Mac Pool #SD5896 6.00% 7/1/2054[4]	204	206
	Freddie Mac Pool #RJ2200 5.50% 8/1/2054[4]	6,208	6,136
	Freddie Mac Pool #RJ2201 5.50% 8/1/2054[4]	4,274	4,244
	Freddie Mac Pool #RJ2206 5.50% 8/1/2054[4]	4,253	4,208
	Freddie Mac Pool #RJ2243 5.50% 8/1/2054[4]	3,600	3,566
	Freddie Mac Pool #RJ2203 5.50% 8/1/2054[4]	641	636
	Freddie Mac Pool #SD8454 6.00% 8/1/2054[4]	4,225	4,247
	Freddie Mac Pool #SD6029 6.00% 8/1/2054[4]	318	323
	Freddie Mac Pool #RJ2222 6.50% 8/1/2054[4]	582	602
	Freddie Mac Pool #RJ2298 5.50% 9/1/2054[4]	712	704
	Freddie Mac Pool #SD8463 6.00% 9/1/2054[4]	4,273	4,302
	Freddie Mac Pool #RJ2314 6.00% 9/1/2054[4]	1,110	1,122
	Freddie Mac Pool #RJ2312 6.00% 9/1/2054[4]	626	636
	Freddie Mac Pool #RJ2308 6.00% 9/1/2054[4]	580	587
	Freddie Mac Pool #RJ2306 6.00% 9/1/2054[4]	527	534
	Freddie Mac Pool #RJ2309 6.00% 9/1/2054[4]	345	348
	Freddie Mac Pool #SD8473 4.50% 11/1/2054[4]	4,859	4,572
	Freddie Mac Pool #RJ2851 4.50% 11/1/2054[4]	444	418
	Freddie Mac Pool #SD8489 4.50% 12/1/2054[4]	2,770	2,607
	Freddie Mac Pool #QX1414 5.50% 12/1/2054[4]	342	338
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1B, (30-day Average USD-SOFR + 2.40%) 6.969% 2/25/2042[4,5,8]	1,067	1,093
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 7.469% 4/25/2042[4,5,8]	441	457
	Frontier Communications Holdings, LLC 5.00% 5/1/2028[5]	25	24
	Frontier Communications Holdings, LLC 6.75% 5/1/2029[5]	2	2
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	65	65
	Frontier Communications Holdings, LLC 6.00% 1/15/2030[5]	103	103
	Frontier Communications Holdings, LLC 8.625% 3/15/2031[5]	27	29
	FXI Holdings, Inc. 12.25% 11/15/2026[5]	497	475
	Garda World Security Corp. 8.375% 11/15/2032[5]	65	66
	Gartner, Inc. 3.75% 10/1/2030[5]	70	64

201	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028)[1,4,5]	USD1,394	$1,402
	Genesis Energy, LP 8.00% 1/15/2027	44	45
	Genesis Energy, LP 8.25% 1/15/2029	25	25
	Genesis Energy, LP 8.875% 4/15/2030	38	39
	Genesis Energy, LP 7.875% 5/15/2032	60	59
	GeoPark, Ltd. 5.50% 1/17/2027	4,581	4,399
	Georgia (Republic of) 2.75% 4/22/2026[5]	400	377
	Gilead Sciences, Inc. 5.25% 10/15/2033	1,342	1,347
	Gilead Sciences, Inc. 5.55% 10/15/2053	1,155	1,137
	Glatfelter Corp., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 8.764% 11/4/2031[7,8]	55	55
	Global Auto Holdings PLC 11.50% 8/15/2029[5]	200	204
	GLS Auto Receivables Trust, Series 2024-4A, Class E, 7.51% 8/15/2031[4,5]	1,005	1,007
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	1,080	1,022
	Goldman Sachs Group, Inc. 5.33% 7/23/2035 (USD-SOFR + 1.55% on 7/23/2034)[1]	769	755
	Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[4]	3,800	3,119
	Government National Mortgage Assn. 6.50% 1/1/2055[4,12]	1,708	1,738
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[4]	762	556
	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	965	671
	Gray Television, Inc. 5.375% 11/15/2031[5]	19	10
	Greenko Dutch BV 3.85% 3/29/2026	2,766	2,690
	GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036[5]	1,645	1,626
	Group 1 Automotive, Inc. 4.00% 8/15/2028[5]	115	108
	Grupo Energia Bogota SA ESP 4.875% 5/15/2030[5]	660	630
	Gulfport Energy Operating Corp. 6.75% 9/1/2029[5]	15	15
	HAH Group Holding Co., LLC 9.75% 10/1/2031[5]	115	115
	Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.107% 3/8/2030[7,8]	9	9
	Harvest Midstream I, LP 7.50% 9/1/2028[5]	25	25
	Harvest Midstream I, LP 7.50% 5/15/2032[5]	25	25
	HCA, Inc. 5.625% 9/1/2028	120	122
	HealthEquity, Inc. 4.50% 10/1/2029[5]	80	75
	Helios Software Holdings, Inc. 8.75% 5/1/2029[5]	200	205
	Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029[4,5]	249	251
	Hess Midstream Operations, LP 5.50% 10/15/2030[5]	14	14
	Hightower Holding, LLC 6.75% 4/15/2029[5]	235	234
	Hilcorp Energy I, LP 6.00% 4/15/2030[5]	105	99
	Hilcorp Energy I, LP 6.00% 2/1/2031[5]	25	23
	Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030	25	24
	Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[5]	115	104
	Honduras (Republic of) 6.25% 1/19/2027	653	635
	Howard Hughes Corp. (The) 5.375% 8/1/2028[5]	275	268
	Howard Hughes Corp. (The) 4.125% 2/1/2029[5]	195	180
	Howard Hughes Corp. (The) 4.375% 2/1/2031[5]	120	108
	Howden UK Refinance 2 PLC 8.125% 2/15/2032[5]	200	204
	HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[1]	4,172	4,155
	HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]	1,700	1,689
	HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[1]	2,000	2,175
	HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]	1,200	1,268
	HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039[4,5,8]	396	398
	HUB International, Ltd. 7.375% 1/31/2032[5]	65	66
	HUB International, Ltd., Term Loan, (3-month USD CME Term SOFR + 3.00%) 7.367% 6/20/2030[7,8]	4	4
	Hungary (Republic of) 5.50% 3/26/2036[5]	290	272
	Husky Injection Molding Systems, Ltd. 9.00% 2/15/2029[5]	120	125
	Husky Injection Molding Systems, Ltd., Term Loan B, (6-month USD CME Term SOFR + 4.50%) 8.875% 2/15/2029[7,8]	55	55
	Hyundai Capital America 1.50% 6/15/2026[5]	2,375	2,262
	Hyundai Capital America 1.65% 9/17/2026[5]	269	255

American Funds Insurance Series	202

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Hyundai Capital America 2.00% 6/15/2028[5]	USD600	$540
	Hyundai Capital America 6.50% 1/16/2029[5]	132	138
	Icahn Enterprises, LP 9.75% 1/15/2029	65	65
	Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[5]	500	499
	Ingles Markets, Inc. 4.00% 6/15/2031[5]	130	115
	Intelsat Jackson Holdings SA 6.50% 3/15/2030[5]	63	58
	Intesa Sanpaolo SpA 7.00% 11/21/2025[5]	225	229
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[5]	55	51
	Iron Mountain, Inc. 5.25% 7/15/2030[5]	235	225
	Israel (State of) 3.375% 1/15/2050	1,470	955
	Israel (State of) 3.875% 7/3/2050	795	563
	Ithaca Energy (North Sea) PLC 8.125% 10/15/2029[5]	200	204
	JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[1]	1,243	1,194
	JPMorgan Chase & Co. 5.766% 4/22/2035 (USD-SOFR + 1.49% on 4/22/2034)[1]	575	588
	JPMorgan Chase & Co. 5.534% 11/29/2045 (USD-SOFR + 1.55% on 11/29/2044)[1]	730	713
	Kantar Group, LLC, Term Loan B2, (6-month USD CME Term SOFR + 4.50%) 9.089% 12/4/2026[7,8]	46	46
	KB Home 6.875% 6/15/2027	50	51
	Kennedy-Wilson, Inc. 4.75% 3/1/2029	20	18
	Kennedy-Wilson, Inc. 4.75% 2/1/2030	245	217
	Kodiak Gas Services, LLC 7.25% 2/15/2029[5]	10	10
	Korea Electric Power Corp. 5.375% 7/31/2026[5]	1,290	1,301
	Korea Gas Corp. 5.00% 7/8/2029[5]	225	225
	KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 6.115% 12/15/2039[4,5,8]	1,243	1,243
	LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[4,5]	16	16
	LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[4,5]	651	653
	LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[4,5]	194	198
	LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029[4,5]	219	218
	Lamar Media Corp. 3.75% 2/15/2028	10	9
	Lamar Media Corp. 3.625% 1/15/2031	120	106
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[5]	30	27
	LATAM Airlines Group SA 7.875% 4/15/2030[5]	25	25
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[5]	110	103
	LCM Investments Holdings II, LLC 8.25% 8/1/2031[5]	40	42
	Levi Strauss & Co. 3.50% 3/1/2031[5]	115	101
	LGI Homes, Inc. 8.75% 12/15/2028[5]	155	163
	Light and Wonder International, Inc. 7.00% 5/15/2028[5]	20	20
	Lindblad Expeditions, LLC 6.75% 2/15/2027[5]	5	5
	Live Nation Entertainment, Inc. 4.75% 10/15/2027[5]	130	126
	Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]	7,000	6,698
	Lockheed Martin Corp. 5.20% 2/15/2064	309	287
	LPL Holdings, Inc. 4.375% 5/15/2031[5]	135	125
	LSB Industries, Inc. 6.25% 10/15/2028[5]	90	87
	Magnetite CLO, Ltd., Series 2019-22, Class ARR, (3-month USD CME Term SOFR + 1.25%) 5.906% 7/15/2036[4,5,8]	563	563
	Marriott International, Inc. 2.75% 10/15/2033	5	4
	Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[5]	45	42
	Marsh & McLennan Companies, Inc. 5.70% 9/15/2053	282	283
	Mastercard, Inc. 2.00% 11/18/2031	600	499
	Matador Resources Co. 6.50% 4/15/2032[5]	50	50
	Matador Resources Co. 6.25% 4/15/2033[5]	45	44
	Medline Borrower, LP 5.25% 10/1/2029[5]	40	39
	Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.607% 10/23/2028[7,8]	49	50
	MEG Energy Corp. 5.875% 2/1/2029[5]	30	29
	Meituan 2.125% 10/28/2025	1,730	1,689
	Melco Resorts Finance, Ltd. 5.25% 4/26/2026[5]	1,528	1,507
	Melco Resorts Finance, Ltd. 5.625% 7/17/2027[5]	873	846
	Methanex Corp. 5.125% 10/15/2027	55	54
	Methanex Corp. 5.25% 12/15/2029	5	5

203	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028)[1,4,5]	USD1,521	$1,535
	MGM Resorts International 5.50% 4/15/2027	90	90
	Microchip Technology, Inc. 5.05% 2/15/2030	709	704
	Mileage Plus Holdings, LLC 6.50% 6/20/2027[5]	37	38
	Mineral Resources, Ltd. 8.00% 11/1/2027[5]	155	159
	Mineral Resources, Ltd. 9.25% 10/1/2028[5]	85	89
	Minerva Luxembourg SA 8.875% 9/13/2033	2,666	2,769
	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[4,5]	761	766
	Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[4,5]	225	227
	Mission Lane Credit Card Master Trust, Series 2024-A, Class A1, 6.20% 8/15/2029[4,5]	1,094	1,101
	Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.59% 8/15/2029[4,5]	539	542
	Molina Healthcare, Inc. 4.375% 6/15/2028[5]	80	76
	Molina Healthcare, Inc. 3.875% 11/15/2030[5]	75	67
	Molina Healthcare, Inc. 6.25% 1/15/2033[5]	75	74
	Moog, Inc. 4.25% 12/9/2027[5]	120	115
	Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,164	2,075
	Morgan Stanley 1.794% 2/15/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]	1,433	1,170
	Morgan Stanley Bank, NA 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029)[1]	3,700	3,622
	MSCI, Inc. 3.625% 11/1/2031[5]	210	189
	MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.014% 12/15/2056[4,8]	336	354
	Multi Family Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 7.319% 7/25/2054[4,5,8]	502	507
	Murphy Oil Corp. 6.00% 10/1/2032	25	24
	Murphy Oil USA, Inc. 4.75% 9/15/2029	48	46
	MV24 Capital BV 6.748% 6/1/2034	1,053	999
	Nabors Industries, Inc. 7.375% 5/15/2027[5]	55	55
	Nabors Industries, Inc. 9.125% 1/31/2030[5]	160	163
	National Australia Bank, Ltd. 5.181% 6/11/2034[5]	1,250	1,254
	Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[5]	135	126
	Navient Corp. 5.00% 3/15/2027	45	44
	Navient Corp. 4.875% 3/15/2028	145	138
	NCR Atleos Corp., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.397% 4/16/2029[7,8]	23	23
	NCR Voyix Corp. 5.125% 4/15/2029[5]	38	36
	New York Life Global Funding 1.20% 8/7/2030[5]	2,725	2,244
	New York Life Global Funding 5.00% 1/9/2034[5]	1,500	1,483
	New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068[4,5,8]	575	530
	NewCo Holding USD 20 SARL 9.375% 11/7/2029[5]	200	199
	Newell Brands, Inc. 5.70% 4/1/2026	50	50
	Nexstar Media, Inc. 4.75% 11/1/2028[5]	165	154
	NFE Financing, LLC 12.00% 11/15/2029[5]	639	672
	NGL Energy Operating, LLC 8.125% 2/15/2029[5]	55	56
	NGL Energy Operating, LLC 8.375% 2/15/2032[5]	70	71
	Norfolk Southern Corp. 5.35% 8/1/2054	496	473
	Northern Oil and Gas, Inc. 8.125% 3/1/2028[5]	150	152
	NOVA Chemicals Corp. 5.25% 6/1/2027[5]	20	19
	NOVA Chemicals Corp. 9.00% 2/15/2030[5]	90	95
	Novelis Corp. 4.75% 1/30/2030[5]	80	74
	Novelis Corp. 3.875% 8/15/2031[5]	20	17
	NuStar Logistics, LP 5.625% 4/28/2027	80	79
	Occidental Petroleum Corp. 6.375% 9/1/2028	54	56
	OCP SA 3.75% 6/23/2031	500	432
	Oleoducto Central SA 4.00% 7/14/2027	879	832
	OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031[4,5]	269	272
	OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class B, 7.15% 6/17/2031[4,5]	120	122
	ONEOK, Inc. 5.80% 11/1/2030	69	71
	ONEOK, Inc. 6.05% 9/1/2033	514	529
	ONEOK, Inc. 6.625% 9/1/2053	290	305
	OneSky Flight, LLC 8.875% 12/15/2029[5]	35	35
	Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 3/25/2028 (6.988% on 3/1/2028)[1,4,5]	915	921

American Funds Insurance Series	204

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028)[1,4,5]	USD1,776	$1,791
	Open Text Corp. 3.875% 2/15/2028[5]	25	24
	Option Care Health, Inc. 4.375% 10/31/2029[5]	25	23
	Oracle Corp. 2.65% 7/15/2026	2,327	2,258
	Oracle Corp. 3.25% 11/15/2027	1,880	1,808
	Oracle Corp. 3.95% 3/25/2051	22	16
	Orange 9.00% 3/1/2031[1]	2,434	2,900
	Osaic Holdings, Inc. 10.75% 8/1/2027[5]	256	266
	Owens & Minor, Inc. 6.625% 4/1/2030[5]	40	38
	Pacific Gas and Electric Co. 3.15% 1/1/2026	3,000	2,949
	Pacific Gas and Electric Co. 4.65% 8/1/2028	542	535
	Pacific Gas and Electric Co. 6.40% 6/15/2033	1,500	1,582
	Pacific Gas and Electric Co. 3.30% 8/1/2040	4,525	3,389
	PacifiCorp 5.45% 2/15/2034	350	348
	PacifiCorp 3.30% 3/15/2051	150	98
	PacifiCorp 2.90% 6/15/2052	280	167
	PacifiCorp 5.35% 12/1/2053	525	483
	PacifiCorp 5.50% 5/15/2054	980	917
	PacifiCorp 5.80% 1/15/2055	500	486
	Panama (Republic of) 3.75% 4/17/2026	465	450
	Panama (Republic of) 7.50% 3/1/2031	415	421
	Panama (Republic of) 6.40% 2/14/2035	850	774
	Panama (Republic of) 8.00% 3/1/2038	755	759
	Panama (Republic of) 7.875% 3/1/2057	4,365	4,223
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[5]	65	61
	Park Intermediate Holdings, LLC 7.00% 2/1/2030[5]	55	56
	Party City Holdings, Inc. 12.00% PIK 1/11/2029[5,6,11]	2	–
	Performance Food Group, Inc. 5.50% 10/15/2027[5]	11	11
	Permian Resources Operating, LLC 9.875% 7/15/2031[5]	5	6
	Permian Resources Operating, LLC 7.00% 1/15/2032[5]	25	25
	Permian Resources Operating, LLC 6.25% 2/1/2033[5]	106	105
	Petroleos Mexicanos 4.25% 1/15/2025	261	260
	Petroleos Mexicanos 6.875% 10/16/2025	946	944
	Petroleos Mexicanos 6.875% 8/4/2026	638	627
	Petroleos Mexicanos 6.49% 1/23/2027	5,999	5,823
	Petroleos Mexicanos 6.50% 3/13/2027	6,200	5,999
	Petroleos Mexicanos 6.84% 1/23/2030	8,494	7,766
	Petroleos Mexicanos 5.95% 1/28/2031	65	55
	Petroleos Mexicanos 6.70% 2/16/2032	779	678
	Petroleos Mexicanos 6.95% 1/28/2060	55	38
	Petrorio Luxembourg Holding SARL 6.125% 6/9/2026	910	907
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	2,128	2,069
	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	188	176
	PG&E Corp. 5.00% 7/1/2028	385	376
	PG&E Corp. 5.25% 7/1/2030	175	171
	PG&E Corp., junior subordinated, 7.375% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.883% on 3/15/2030)[1]	145	149
	Philip Morris International, Inc. 5.125% 11/17/2027	315	319
	Philip Morris International, Inc. 2.10% 5/1/2030	634	548
	Philip Morris International, Inc. 5.75% 11/17/2032	1,554	1,599
	Philip Morris International, Inc. 5.375% 2/15/2033	1,382	1,385
	PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034)[1]	375	380
	POSCO Holdings, Inc. 4.875% 1/23/2027[5]	510	509
	Post Holdings, Inc. 5.50% 12/15/2029[5]	80	78
	Post Holdings, Inc. 4.625% 4/15/2030[5]	444	410
	Post Holdings, Inc. 6.25% 2/15/2032[5]	33	33
	Prestige Brands, Inc. 3.75% 4/1/2031[5]	120	105
	Procter & Gamble Co. 3.00% 3/25/2030	338	312
	PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027)[1]	2,755	2,634

205	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	PT Freeport Indonesia 5.315% 4/14/2032	USD449	$438
	Radiology Partners, Inc. 3.50% PIK and 4.275% Cash 1/31/2029[5,11]	175	173
	Radiology Partners, Inc. 9.898% PIK 2/15/2030[5,11]	269	251
	Radiology Partners, Inc., Term Loan B, 1.50% PIK and 8.275% Cash 1/31/2029[7,8,11]	9	9
	Raizen Fuels Finance SA 6.45% 3/5/2034[5]	910	900
	Range Resources Corp. 4.75% 2/15/2030[5]	145	136
	Reworld Holding Corp. 4.875% 12/1/2029[5]	25	23
	RHP Hotel Properties, LP 7.25% 7/15/2028[5]	80	83
	RHP Hotel Properties, LP 4.50% 2/15/2029[5]	90	85
	RLJ Lodging Trust, LP 4.00% 9/15/2029[5]	25	23
	Roller Bearing Company of America, Inc. 4.375% 10/15/2029[5]	20	19
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]	75	75
	Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033[5]	90	90
	Ryan Specialty Group, LLC 4.375% 2/1/2030[5]	45	42
	Ryan Specialty, LLC 5.875% 8/1/2032[5]	20	20
	SAEL, Ltd. 7.80% 7/31/2031[5]	630	630
	Sally Holdings, LLC 6.75% 3/1/2032	107	107
	San Miguel Global Power Holdings Corp. 8.75% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 7.732% on 9/12/2029)[1]	1,870	1,943
	Sands China, Ltd. 5.40% 8/8/2028	2,710	2,681
	Sands China, Ltd. 3.25% 8/8/2031	930	797
	Santander Holdings USA, Inc. 3.244% 10/5/2026	3,750	3,641
	Sasol Financing USA, LLC 8.75% 5/3/2029[2]	1,330	1,351
	Sats Treasury Pte., Ltd. 4.828% 1/23/2029	350	348
	Saturn Oil & Gas, Inc. 9.625% 6/15/2029[5]	70	68
	Saudi Arabian Oil Co. 5.75% 7/17/2054[5]	1,040	974
	Scentre Group Trust 1 3.50% 2/12/2025[5]	210	210
	Scentre Group Trust 1 3.75% 3/23/2027[5]	110	107
	Scientific Games Holdings, LP 6.625% 3/1/2030[5]	46	44
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[5]	115	108
	Sealed Air Corp. 6.125% 2/1/2028[5]	180	181
	Sealed Air Corp. 6.50% 7/15/2032[5]	123	123
	Serbia (Republic of) 6.25% 5/26/2028[5]	740	753
	Service Corp. International 5.75% 10/15/2032	35	34
	Service Properties Trust 8.625% 11/15/2031[5]	60	63
	ServiceNow, Inc. 1.40% 9/1/2030	756	629
	Simmons Foods, Inc. 4.625% 3/1/2029[5]	160	148
	Sirius XM Radio, LLC 3.125% 9/1/2026[5]	50	48
	Sirius XM Radio, LLC 4.00% 7/15/2028[5]	195	180
	Sirius XM Radio, LLC 4.125% 7/1/2030[5]	39	34
	Sirius XM Radio, LLC 3.875% 9/1/2031[5]	111	93
	SK hynix, Inc. 1.50% 1/19/2026	563	543
	SM Energy Co. 6.50% 7/15/2028	45	45
	SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.148% 11/15/2052[4,5,8]	615	623
	SMRC Automotive Holdings Netherlands BV 5.625% 7/11/2029[5]	595	595
	Sonic Automotive, Inc. 4.625% 11/15/2029[5]	45	42
	Sonic Automotive, Inc. 4.875% 11/15/2031[5]	20	18
	Southern California Edison Co. 2.85% 8/1/2029	200	183
	Southern California Edison Co. 3.65% 2/1/2050	1,700	1,216
	Spirit AeroSystems, Inc. 9.75% 11/15/2030[5]	71	79
	Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.25%) 9.085% 1/15/2027[7,8]	5	5
	Sprint, LLC 7.625% 3/1/2026	130	133
	Stagwell Global, LLC 5.625% 8/15/2029[5]	115	110
	Station Casinos, LLC 6.625% 3/15/2032[5]	35	35
	Stillwater Mining Co. 4.00% 11/16/2026[2]	2,090	1,986
	Sunoco, LP 7.00% 5/1/2029[5]	30	31
	Sunoco, LP 4.50% 5/15/2029	290	274
	Sunoco, LP 4.50% 4/30/2030	35	32
	Surgery Center Holdings, Inc. 7.25% 4/15/2032[5]	45	46
	Talen Energy Supply, LLC 8.625% 6/1/2030[5]	69	74

American Funds Insurance Series	206

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.50%) 7.023% 5/17/2030[7,8]	USD44	$45
	Talos Production, Inc. 9.00% 2/1/2029[5]	15	15
	Talos Production, Inc. 9.375% 2/1/2031[5]	55	56
	Tencent Holdings, Ltd. 3.24% 6/3/2050[5]	3,450	2,292
	Tenet Healthcare Corp. 6.125% 10/1/2028	25	25
	Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	240	235
	TGS ASA 8.50% 1/15/2030[5]	200	205
	Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040	1,414	1,295
	T-Mobile USA, Inc. 2.40% 3/15/2029	1,079	972
	T-Mobile USA, Inc. 5.65% 1/15/2053	1,400	1,356
	Toronto-Dominion Bank (The) 4.783% 12/17/2029	424	418
	TransDigm, Inc. 5.50% 11/15/2027	45	44
	TransDigm, Inc. 4.875% 5/1/2029	80	76
	TransDigm, Inc. 6.875% 12/15/2030[5]	85	86
	TransDigm, Inc. 6.625% 3/1/2032[5]	45	45
	Transocean Poseidon, Ltd. 6.875% 2/1/2027[5]	45	45
	Transocean Titan Financing, Ltd. 8.375% 2/1/2028[5]	102	104
	Transocean, Inc. 8.75% 2/15/2030[5]	34	35
	Transocean, Inc. 6.80% 3/15/2038	35	29
	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[5,6]	94	94
	Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[4,5]	251	249
	Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[4,5]	100	98
	Triumph Group, Inc. 9.00% 3/15/2028[5]	57	59
	Truist Insurance Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.079% 5/6/2032[7,8]	124	127
	Turkey (Republic of) 7.125% 7/17/2032	1,360	1,351
	U.S. Treasury 4.25% 1/31/2026	1,202	1,202
	U.S. Treasury 4.50% 4/15/2027	1,630	1,639
	U.S. Treasury 1.125% 8/31/2028	2,155	1,923
	U.S. Treasury 4.25% 2/28/2029	109	109
	U.S. Treasury 4.125% 3/31/2029	24	24
	U.S. Treasury 4.625% 4/30/2029	13	13
	U.S. Treasury 4.00% 7/31/2029	347	342
	U.S. Treasury 3.50% 9/30/2029	399	384
	U.S. Treasury 4.125% 10/31/2029	328	324
	U.S. Treasury 4.125% 11/30/2031	704	689
	U.S. Treasury 3.875% 8/15/2034	540	511
	U.S. Treasury 4.25% 11/15/2034[13]	21,744	21,192
	U.S. Treasury 1.75% 8/15/2041	4,650	3,015
	U.S. Treasury 4.75% 11/15/2043[13]	2,650	2,619
	U.S. Treasury 4.625% 5/15/2044	1,210	1,174
	U.S. Treasury 3.00% 8/15/2048[13]	5,045	3,691
	U.S. Treasury 1.25% 5/15/2050[13]	1,625	772
	U.S. Treasury 4.75% 11/15/2053[13]	5,509	5,459
	U.S. Treasury 4.25% 2/15/2054	681	622
	U.S. Treasury 4.625% 5/15/2054[13]	5,926	5,769
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2026[3]	824	805
	U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[3,13]	10,400	10,566
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[3]	3,431	1,890
	U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[3]	180	145
	UKG, Inc. 6.875% 2/1/2031[5]	77	78
	Uniform Mortgage-Backed Security 3.50% 1/1/2055[4,12]	3,098	2,740
	Uniform Mortgage-Backed Security 4.50% 1/1/2055[4,12]	2,424	2,280
	Uniform Mortgage-Backed Security 6.00% 1/1/2055[4,12]	129	130
	Uniform Mortgage-Backed Security 4.50% 2/1/2055[4,12]	2,984	2,806
	United Mexican States 6.00% 5/7/2036	970	915
	United Mexican States 6.338% 5/4/2053	425	380
	United Natural Foods, Inc. 6.75% 10/15/2028[5]	85	84
	United Rentals (North America), Inc. 3.875% 2/15/2031	130	116
	Univision Communications, Inc. 8.00% 8/15/2028[5]	110	112
	Univision Communications, Inc. 4.50% 5/1/2029[5]	250	224

207	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	US Foods, Inc. 4.625% 6/1/2030[5]	USD35	$33
	Vail Resorts, Inc. 6.50% 5/15/2032[5]	20	20
	Valvoline, Inc. 3.625% 6/15/2031[5]	85	73
	Velocity Vehicle Group, LLC 8.00% 6/1/2029[5]	30	31
	Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 8.00% PIK and 7.286% Cash 1/16/2026[7,8,11]	31	31
	Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.304% Cash 10/10/2028[7,8,11]	52	51
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[5]	35	32
	Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[5]	31	31
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[5]	110	99
	Venture Global LNG, Inc. 8.125% 6/1/2028[5]	80	83
	Veralto Corp. 5.35% 9/18/2028	2,900	2,938
	Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028)[1,4,5]	739	745
	Verus Securitization Trust, Series 2024-9, Class A1, 5.493% 11/25/2069[4,5,8]	898	902
	VICI Properties, LP 4.375% 5/15/2025	1,563	1,560
	VZ Secured Financing BV 5.00% 1/15/2032[5]	200	177
	W&T Offshore, Inc. 11.75% 2/1/2026[5]	55	56
	Wand NewCo 3, Inc. 7.625% 1/30/2032[5]	35	36
	Warrior Met Coal, Inc. 7.875% 12/1/2028[5]	71	74
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[5]	200	199
	Waste Management, Inc. 3.875% 1/15/2029[5]	50	48
	Weatherford International, Ltd. 8.625% 4/30/2030[5]	93	96
	Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]	4,698	4,558
	Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]	1,600	1,337
	WESCO Distribution, Inc. 7.25% 6/15/2028[5]	200	204
	WESCO Distribution, Inc. 6.625% 3/15/2032[5]	150	153
	Western Midstream Operating, LP 3.10% 2/1/2025	85	85
	Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[4,5]	234	234
	Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[4,5]	60	60
	Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	1,250	1,247
	Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032[4,5]	146	146
	WMG Acquisition Corp. 3.75% 12/1/2029[5]	110	101
	WMG Acquisition Corp. 3.875% 7/15/2030[5]	135	123
	WMG Acquisition Corp. 3.00% 2/15/2031[5]	80	70
	Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[1,2,6,11]	105	106
	Wynn Resorts Finance, LLC 7.125% 2/15/2031[5]	43	45
	Ziggo BV 4.875% 1/15/2030[5]	300	276

			702,776

	Total bonds, notes & other debt instruments (cost: $1,497,056,000)		1,389,293

Preferred securities 0.01%		Shares
U.S. dollars 0.01%	ACR III LSC Holdings, LLC, Series B, preferred shares[5,6,14]	48	84

	Total preferred securities (cost: $50,000)		84

Common stocks 0.13%
U.S. dollars 0.13%	Constellation Oil Services Holding SA6,14	3,958,477	1,611
	Altera Infrastructure, LP6,14	1,441	116
	Venator Materials PLC[6,14]	232	92
	New Fortress Energy, Inc., Class A15	4,094	62
	WeWork, Inc.[6,14]	968	13
	Bighorn Permian Resources, LLC[6]	531	–	[9]
	Party City Holdco, Inc.[6,14]	80	–	[9]

American Funds Insurance Series	208

Capital World Bond Fund® (continued)

	Common stocks (continued)		Shares	Value (000)
U.S. dollars (continued)	Party City Holdco, Inc.[5,6,14]		1	$–	[9]
	Endo, Inc., 1L 6.125% Escrow[6,14]		205,000	–	[9]
	SVB Financial Group, Class C, Trust Units[6,14]		480	–	[9]

	Total common stocks (cost: $2,075,000)			1,894

	Investment funds 1.46%

	Capital Group Central Corporate Bond Fund[16]		2,550,913	21,147

	Total investment funds (cost: $19,944,000)			21,147

	Short-term securities 2.49%

	Money market investments 1.60%

	Capital Group Central Cash Fund 4.50%[16,17]		232,089	23,214

		Weighted average yield at acquisition	Principal amount (000)

	Bills & notes of governments & government agencies outside the U.S. 0.89%

	Egypt (Arab Republic of) 3/11/2025	21.301%	EGP94,475	1,771
	Egypt (Arab Republic of) 3/18/2025	21.290	407,450	7,597
	Nigeria (Republic of) 2/11/2025	18.000	NGN358,095	225
	Nigeria (Republic of) 2/20/2025	17.782	477,455	299
	Nigeria (Republic of) 2/25/2025	18.045	1,433,311	896
	Nigeria (Republic of) 3/6/2025	17.824	1,609,737	1,000
	Nigeria (Republic of) 3/13/2025	17.900	636,615	394
	Nigeria (Republic of) 3/27/2025	18.586	1,001,782	615

				12,797

	Total short-term securities (cost: $36,907,000)			36,011

	Options purchased (equity style) 0.00%

	Options purchased (equity style)*			1

	Total options purchased (equity style) (cost: $19,000)			1

	Total investment securities 100.02% (cost: $1,556,051,000)			1,448,430
	Total options written† (0.01)% (premium received: $19,000)			(79)
	Other assets less liabilities (0.01)%			(114)

	Net assets 100.00%			$1,448,237

*Options purchased (equity style)

Options on futures

Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2024 (000)

Call

3 Month SOFR Futures Option	7	6/13/2025	USD97.00	USD1,750	$1

209	American Funds Insurance Series

Capital World Bond Fund® (continued)

*Options purchased (equity style) (continued)

Options on foreign currencies

Description	Counterparty	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2024 (000)

Put

PUT USD/CAD FX Option	Bank of America	1/30/2025	CAD1.36	USD4,385	$–	[9]

†Options written (equity style)

Options on foreign currencies
Description	Counterparty	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2024 (000)

Call

CALL USD/CAD FX Option	Bank of America	1/30/2025	CAD1.42	USD(4,385)	$(79)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

3 Month SONIA Futures	Long	141	3/17/2026	USD42,327	$(64)
2 Year Italy Government Bond Futures	Short	24	3/10/2025	(2,670)	11
2 Year Euro-Schatz Futures	Short	147	3/10/2025	(16,291)	39
2 Year U.S. Treasury Note Futures	Long	209	4/3/2025	42,972	(18)
3 Year Australian Treasury Bond Futures	Short	1	3/18/2025	(66)	– [9]
5 Year Euro-Bobl Futures	Long	516	3/10/2025	62,996	(791)
5 Year U.S. Treasury Note Futures	Long	886	4/3/2025	94,186	(585)
10 Year Italy Government Bond Futures	Long	174	3/10/2025	21,625	(523)
10 Year French Government Bond Futures	Long	21	3/10/2025	2,684	(54)
10 Year Euro-Bund Futures	Short	380	3/10/2025	(52,525)	1,198
10 Year Australian Treasury Bond Futures	Long	3	3/17/2025	210	(3)
10 Year Japanese Government Bond Futures	Short	30	3/21/2025	(27,055)	126
10 Year UK Gilt Futures	Long	115	3/31/2025	13,304	(342)
10 Year Ultra U.S. Treasury Note Futures	Long	98	3/31/2025	10,909	(70)
10 Year U.S. Treasury Note Futures	Short	208	3/31/2025	(22,620)	382
20 Year U.S. Treasury Note Futures	Long	172	3/31/2025	19,581	(545)
30 Year Euro-Buxl Futures	Long	17	3/10/2025	2,336	(141)
30 Year Ultra U.S. Treasury Bond Futures	Long	91	3/31/2025	10,821	(548)

					$(1,928)

American Funds Insurance Series	210

Capital World Bond Fund® (continued)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2024 (000)

USD	2,436	EUR	2,310	UBS AG	1/8/2025	$42
JPY	841,030	USD	5,447	BNP Paribas	1/8/2025	(96)
EUR	40,091	USD	42,262	Morgan Stanley	1/8/2025	(720)
CNH	66,687	USD	9,219	Standard Chartered Bank	1/9/2025	(131)
USD	19,662	BRL	114,927	JPMorgan Chase	1/10/2025	1,096
USD	13,729	KRW	19,528,504	Morgan Stanley	1/10/2025	504
USD	4,164	IDR	66,363,359	Citibank	1/10/2025	61
USD	3,902	INR	331,490	UBS AG	1/10/2025	35
USD	693	CLP	673,750	Morgan Stanley	1/10/2025	16
COP	2,800,000	USD	633	Morgan Stanley	1/10/2025	2
BRL	8,510	USD	1,373	Citibank	1/10/2025	2
BRL	8,780	USD	1,421	Morgan Stanley	1/10/2025	(3)
BRL	5,535	USD	905	Morgan Stanley	1/10/2025	(11)
BRL	9,390	USD	1,532	BNP Paribas	1/10/2025	(15)
BRL	9,540	USD	1,566	BNP Paribas	1/10/2025	(25)
INR	231,720	USD	2,731	Citibank	1/10/2025	(28)
INR	218,996	USD	2,587	HSBC Bank	1/10/2025	(32)
JPY	1,720,965	USD	11,598	UBS AG	1/10/2025	(647)
USD	3,863	EUR	3,660	Citibank	1/14/2025	69
USD	1,038	EUR	980	Barclays Bank PLC	1/14/2025	23
EUR	1,580	USD	1,649	Citibank	1/14/2025	(12)
AUD	4,100	USD	2,629	HSBC Bank	1/14/2025	(91)
CNH	304,407	USD	41,936	UBS AG	1/14/2025	(448)
USD	1,585	HUF	619,035	Citibank	1/15/2025	27
HUF	1,284,310	EUR	3,103	Citibank	1/15/2025	14
EUR	3,240	PLN	13,860	Standard Chartered Bank	1/15/2025	4
USD	245	PLN	1,000	HSBC Bank	1/15/2025	4
CZK	47,290	EUR	1,882	Standard Chartered Bank	1/15/2025	(7)
CZK	18,000	USD	758	Standard Chartered Bank	1/15/2025	(18)
EUR	1,250	USD	1,316	Citibank	1/15/2025	(21)
MXN	32,240	USD	1,594	UBS AG	1/15/2025	(52)
THB	190,470	USD	5,612	Citibank	1/15/2025	(67)
MXN	85,310	USD	4,201	Bank of New York Mellon	1/15/2025	(121)
USD	14,562	GBP	11,420	HSBC Bank	1/16/2025	267
JPY	308,183	USD	2,067	Morgan Stanley	1/16/2025	(104)
GBP	8,290	USD	10,575	Barclays Bank PLC	1/16/2025	(198)
USD	14,088	JPY	2,159,605	UBS AG	1/17/2025	335
USD	10,372	DKK	73,090	Standard Chartered Bank	1/17/2025	211
USD	4,978	NZD	8,532	Standard Chartered Bank	1/17/2025	204
USD	5,205	CHF	4,550	UBS AG	1/17/2025	182
USD	10,656	EUR	10,150	Citibank	1/17/2025	134
USD	4,114	NOK	45,865	BNP Paribas	1/17/2025	85
PLN	20,540	EUR	4,794	HSBC Bank	1/17/2025	1
TRY	7,670	USD	212	Standard Chartered Bank	1/17/2025	1
DKK	46,980	EUR	6,301	Standard Chartered Bank	1/17/2025	– [9]
NZD	730	USD	411	UBS AG	1/17/2025	(2)
MYR	10,480	USD	2,353	Standard Chartered Bank	1/17/2025	(13)
EUR	1,217	USD	1,281	Morgan Stanley	1/17/2025	(20)
CHF	2,790	USD	3,195	Standard Chartered Bank	1/17/2025	(115)
ZAR	60,730	USD	3,359	Standard Chartered Bank	1/17/2025	(146)
CAD	14,583	USD	10,300	Morgan Stanley	1/17/2025	(148)
JPY	4,049,184	USD	26,775	Morgan Stanley	1/17/2025	(988)
CHF	4,645	USD	5,178	Morgan Stanley	1/22/2025	(46)
USD	8,223	GBP	6,475	Morgan Stanley	1/23/2025	119
EUR	5,100	CAD	7,600	UBS AG	1/23/2025	(4)
SGD	1,400	USD	1,043	Standard Chartered Bank	1/23/2025	(17)

211	American Funds Insurance Series

Capital World Bond Fund® (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2024 (000)

EUR	34,205	USD	35,984	Morgan Stanley	1/23/2025	$(519)
USD	9,213	NZD	15,964	HSBC Bank	1/24/2025	280
USD	5,055	AUD	7,936	HSBC Bank	1/24/2025	143
USD	3,361	GBP	2,650	Goldman Sachs	1/24/2025	44
USD	3,402	EUR	3,240	HSBC Bank	1/24/2025	43
NZD	666	USD	375	UBS AG	1/24/2025	(2)
NZD	929	USD	526	UBS AG	1/24/2025	(6)
CHF	612	USD	688	Citibank	1/24/2025	(12)
NOK	5,785	USD	521	UBS AG	1/24/2025	(13)
CAD	3,020	USD	2,125	Goldman Sachs	1/24/2025	(23)
SEK	32,900	USD	3,008	Standard Chartered Bank	1/24/2025	(31)
CNH	37,010	USD	5,081	Bank of America	1/24/2025	(36)
CNH	68,268	USD	9,382	Citibank	1/24/2025	(76)
USD	5,243	MXN	106,691	Morgan Stanley	1/27/2025	152
CAD	3,225	USD	2,329	HSBC Bank	2/10/2025	(82)
USD	4,013	JPY	594,510	HSBC Bank	3/6/2025	206
USD	3,954	JPY	588,629	UBS AG	3/10/2025	182
USD	1,057	JPY	159,761	Bank of America	3/10/2025	33
USD	4,405	CAD	6,285	Citibank	3/19/2025	20
NZD	855	USD	482	UBS AG	3/19/2025	(3)
NZD	5,405	USD	3,062	UBS AG	3/19/2025	(35)
USD	3,362	BRL	17,410	Citibank	4/1/2025	586

						$(57)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)
Rate	Payment frequency	Rate	Payment frequency	Expiration date

6-month CZK-PRIBOR	Semi-annual	3.875%	Annual	2/14/2026	CZK83,740	$(3)	$–	$(3)
5.298%	Annual	6-month PLN-WIBOR	Semi-annual	2/14/2026	PLN14,940	(12)	–	(12)
4.254%	Annual	SONIA	Annual	5/9/2027	GBP4,083	3	–	3
3.5175%	Annual	SOFR	Annual	8/15/2027	USD24,180	(332)	–	(332)
3.968%	Annual	SONIA	Annual	2/16/2029	GBP13,830	(78)	–	(78)
6-month EURIBOR	Semi-annual	2.8272%	Annual	6/18/2029	EUR5,930	(152)	–	(152)
3.4928%	Annual	SONIA	Annual	8/6/2029	GBP5,260	(156)	–	(156)
SOFR	Annual	3.4705%	Annual	2/10/2030	USD16,910	445	–	445
2.4475%	Annual	6-month EURIBOR	Semi-annual	11/11/2034	EUR5,770	41	–	41
SONIA	Annual	3.9322%	Annual	2/16/2054	GBP3,550	222	–	222
6-month EURIBOR	Semi-annual	2.2377%	Annual	11/11/2054	EUR2,310	(38)	–	(38)

						$(60)	$–	$(60)

American Funds Insurance Series	212

Capital World Bond Fund® (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay		Counterparty	Expiration date	Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)
Rate	Payment frequency	Rate	Payment frequency

11.22441676%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL30,865	$(456)	$–	$(456)
12.215%	At maturity	BZDIOVER	At maturity	Bank of America	1/4/2027	BRL44,390	(462)	–	(462)
11.91%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/4/2027	BRL79,860	(903)	–	(903)
11.405%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL100,270	(1,299)	–	(1,299)
11.495%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL35,980	(875)	–	(875)
10.045%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL55,145	(1,942)	–	(1,942)

							$(5,937)	$–	$(5,937)

Centrally cleared credit default swaps on credit indices – buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2024 (000)		Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

CDX.NA.HY.43	5.00%	Quarterly	12/20/2029	USD26,605		$(2,053)		$(1,971)	$(82)

Centrally cleared credit default swaps on credit indices – sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (000)	[18]	Value at 12/31/2024 (000)	[19]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

CDX.NA.IG.43	1.00%	Quarterly	12/20/2029	USD84,212		$1,881		$1,912	$(31)

Investments in affiliates[16]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Investment funds 1.46%
Capital Group Central Corporate Bond Fund	$52,692	$1,410	$31,216	$689	$(2,428)	$21,147	$1,410

Short-term securities 1.60%
Money market investments 1.60%
Capital Group Central Cash Fund 4.50%[17]	177,300	535,010	689,124	11	17	23,214	8,081

Total 3.06%				$700	$(2,411)	$44,361	$9,491

213	American Funds Insurance Series

Capital World Bond Fund® (continued)

Restricted securities[2]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	$5,826	$5,298	.36%
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	5,478	5,182	.36
Stillwater Mining Co. 4.00% 11/16/2026	1/26/2024-2/20/2024	1,931	1,986	.14
Metropolitan Life Global Funding I 0.55% 6/16/2027	12/11/2023	2,012	1,975	.13
Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023-2/16/2024	1,339	1,351	.09
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[1,6,11]	6/23/2023	103	106	.01
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[7,8]	9/13/2023	94	96	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[7,8]	9/13/2023-12/13/2024	7	7	.00 [20]

Total		$16,790	$16,001	1.10%

[1]	Step bond; coupon rate may change at a later date.
[2]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $16,001,000, which represented 1.10% of the net assets of the fund.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $119,008,000, which represented 8.22% of the net assets of the fund.

[6]	Value determined using significant unobservable inputs.
[7]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $2,138,000, which represented .15% of the net assets of the fund.

[8]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[9]	Amount less than one thousand.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[12]	Purchased on a TBA basis.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $13,253,000, which represented .92% of the net assets of the fund.
[14]	Security did not produce income during the last 12 months.
[15]

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $62,000, which represented less than .01% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[16]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[17]	Rate represents the seven-day yield at 12/31/2024.
[18]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[19]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

[20]	Amount less than .01%.

American Funds Insurance Series	214

Capital World Bond Fund® (continued)

Key to abbreviation(s)
Assn. = Association
AUD = Australian dollars
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit
Rate
CAD = Canadian dollars
CHF = Swiss francs
CLO = Collateralized Loan Obligations
CLP = Chilean pesos
CME = CME Group
CNH = Chinese yuan renminbi
CNY = Chinese yuan
COP = Colombian pesos
CZK = Czech korunas
DAC = Designated Activity Company
DKK = Danish kroner
EGP = Egyptian pounds

Refer to the notes to financial statements.

EUR = Euros
EURIBOR = Euro Interbank Offered Rate
GBP = British pounds
HUF = Hungarian forints
ICE = Intercontinental Exchange, Inc.
IDR = Indonesian rupiah
INR = Indian rupees
JPY = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
NGN = Nigerian naira
NOK = Norwegian kroner
NZD = New Zealand dollars
PIK = Payment In Kind
PLN = Polish zloty
PRIBOR = Prague Interbank Offered Rate

Ref. = Refunding
REIT = Real Estate Investment Trust
Rev. = Revenue
RON = Romanian leu
RSC = Restricted Scope Company
SEK = Swedish kronor
SGD = Singapore dollars
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
TBA = To be announced
THB = Thai baht
TRY = Turkish lira
UAH = Ukrainian hryvnia
USD = U.S. dollars
UST = U.S. Treasury
WIBOR = Warsaw Interbank Offered Rate
ZAR = South African rand

215	American Funds Insurance Series

American High-Income Trust®

Investment portfolio December 31, 2024

Bonds, notes & other debt instruments 86.98%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 86.47%
Energy 13.70%	3R Lux SARL 9.75% 2/5/2031[1]	USD875	$905
	Antero Midstream Partners, LP 5.375% 6/15/2029[1]	620	604
	Antero Midstream Partners, LP 6.625% 2/1/2032[1]	40	40
	Antero Resources Corp. 5.375% 3/1/2030[1]	130	126
	Archrock Partners, LP 6.25% 4/1/2028[1]	255	254
	Archrock Partners, LP 6.625% 9/1/2032[1]	420	420
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]	271	277
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]	650	634
	Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032[1]	500	497
	Baytex Energy Corp. 8.50% 4/30/2030[1]	520	532
	Baytex Energy Corp. 7.375% 3/15/2032[1]	1,470	1,434
	BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]	1,210	1,157
	Blue Racer Midstream, LLC 7.00% 7/15/2029[1]	125	128
	Borr IHC, Ltd. 10.00% 11/15/2028[1]	2,572	2,569
	Borr IHC, Ltd. 10.375% 11/15/2030[1]	1,061	1,059
	California Resources Corp. 7.125% 2/1/2026[1]	390	390
	California Resources Corp. 8.25% 6/15/2029[1]	520	528
	Chord Energy Corp. 6.375% 6/1/2026[1]	190	190
	CITGO Petroleum Corp. 8.375% 1/15/2029[1]	1,220	1,258
	Civitas Resources, Inc. 5.00% 10/15/2026[1]	905	894
	Civitas Resources, Inc. 8.375% 7/1/2028[1]	740	769
	Civitas Resources, Inc. 8.625% 11/1/2030[1]	730	765
	Civitas Resources, Inc. 8.75% 7/1/2031[1]	2,987	3,118
	CNX Midstream Partners, LP 4.75% 4/15/2030[1]	280	256
	CNX Resources Corp. 6.00% 1/15/2029[1]	1,504	1,476
	CNX Resources Corp. 7.375% 1/15/2031[1]	861	885
	CNX Resources Corp. 7.25% 3/1/2032[1]	1,160	1,185
	Comstock Resources, Inc. 6.75% 3/1/2029[1]	405	395
	Comstock Resources, Inc. 5.875% 1/15/2030[1]	1,110	1,036
	Crescent Energy Finance, LLC 9.25% 2/15/2028[1]	1,258	1,316
	Crescent Energy Finance, LLC 7.625% 4/1/2032[1]	2,170	2,161
	Crescent Energy Finance, LLC 7.375% 1/15/2033[1]	1,415	1,376
	DT Midstream, Inc. 4.125% 6/15/2029[1]	1,408	1,316
	DT Midstream, Inc. 4.375% 6/15/2031[1]	307	280
	Encino Acquisition Partners Holdings, LLC 8.50% 5/1/2028[1]	725	741
	Encino Acquisition Partners Holdings, LLC 8.75% 5/1/2031[1]	1,485	1,568
	Energean Israel Finance, Ltd. 5.375% 3/30/2028[1]	615	571
	Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]	1,085	956
	Energy Transfer, LP 6.00% 2/1/2029[1]	55	56
	EQM Midstream Partners, LP 6.50% 7/1/2027[1]	1,120	1,135
	EQM Midstream Partners, LP 6.375% 4/1/2029[1]	185	186
	EQM Midstream Partners, LP 4.75% 1/15/2031[1]	1,690	1,591
	EQT Corp. 5.00% 1/15/2029	170	168
	EQT Corp. 3.625% 5/15/2031[1]	290	259
	Expand Energy Corp. 6.75% 4/15/2029[1]	755	764
	Expand Energy Corp. 5.375% 3/15/2030	1,290	1,262
	Expand Energy Corp. 4.75% 2/1/2032	370	345
	Expand Energy Corp. 4.875% 4/15/2032[2]	4,300	18
	Genesis Energy, LP 8.00% 1/15/2027	859	875
	Genesis Energy, LP 7.75% 2/1/2028	72	72
	Genesis Energy, LP 8.25% 1/15/2029	1,480	1,496
	Genesis Energy, LP 8.875% 4/15/2030	1,110	1,131
	Genesis Energy, LP 7.875% 5/15/2032	2,485	2,436
	Global Partners, LP 6.875% 1/15/2029	135	134
	Global Partners, LP 8.25% 1/15/2032[1]	575	592
	Gran Tierra Energy, Inc. 9.50% 10/15/2029[1]	240	224
	Gulfport Energy Operating Corp. 6.75% 9/1/2029[1]	175	176
	Harbour Energy PLC 5.50% 10/15/2026[1]	1,065	1,065
	Harvest Midstream I, LP 7.50% 9/1/2028[1]	1,717	1,734
	Harvest Midstream I, LP 7.50% 5/15/2032[1]	900	917
	Hess Midstream Operations, LP 5.125% 6/15/2028[1]	156	152

American Funds Insurance Series	216

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Hess Midstream Operations, LP 6.50% 6/1/2029[1]	USD405	$409
	Hess Midstream Operations, LP 4.25% 2/15/2030[1]	1,430	1,324
	Hess Midstream Operations, LP 5.50% 10/15/2030[1]	400	389
	Hilcorp Energy I, LP 5.75% 2/1/2029[1]	985	941
	Hilcorp Energy I, LP 6.00% 4/15/2030[1]	922	871
	Hilcorp Energy I, LP 6.00% 2/1/2031[1]	938	871
	Hilcorp Energy I, LP 6.25% 4/15/2032[1]	970	897
	Hilcorp Energy I, LP 8.375% 11/1/2033[1]	1,783	1,822
	Kodiak Gas Services, LLC 7.25% 2/15/2029[1]	265	271
	Matador Resources Co. 6.875% 4/15/2028[1]	425	431
	Matador Resources Co. 6.50% 4/15/2032[1]	820	812
	Matador Resources Co. 6.25% 4/15/2033[1]	595	578
	MEG Energy Corp. 5.875% 2/1/2029[1]	740	723
	Mesquite Energy, Inc. 7.25% 2/15/2023[1,2]	739	15
	Murphy Oil Corp. 6.375% 7/15/2028	243	244
	Murphy Oil Corp. 6.00% 10/1/2032	330	317
	Murphy Oil USA, Inc. 3.75% 2/15/2031[1]	820	724
	Nabors Industries, Inc. 7.375% 5/15/2027[1]	745	745
	Nabors Industries, Inc. 9.125% 1/31/2030[1]	1,450	1,476
	Nabors Industries, Inc. 8.875% 8/15/2031[1]	710	660
	New Fortress Energy, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.585% 10/30/2028[3,4]	267	257
	NewCo Holding USD 20 SARL 9.375% 11/7/2029[1]	1,950	1,944
	NFE Financing, LLC 12.00% 11/15/2029[1]	16,173	17,006
	NGL Energy Operating, LLC 8.125% 2/15/2029[1]	785	796
	NGL Energy Operating, LLC 8.375% 2/15/2032[1]	1,500	1,513
	Noble Finance II, LLC 8.00% 4/15/2030[1]	1,395	1,410
	Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]	1,880	1,911
	Northern Oil and Gas, Inc. 8.75% 6/15/2031[1]	310	320
	NuStar Logistics, LP 6.00% 6/1/2026	286	287
	Parkland Corp. 4.625% 5/1/2030[1]	440	404
	Permian Resources Operating, LLC 8.00% 4/15/2027[1]	58	59
	Permian Resources Operating, LLC 9.875% 7/15/2031[1]	1,840	2,025
	Permian Resources Operating, LLC 7.00% 1/15/2032[1]	1,165	1,184
	Permian Resources Operating, LLC 6.25% 2/1/2033[1]	1,625	1,605
	Petroleos Mexicanos 6.875% 10/16/2025	350	349
	Petroleos Mexicanos 4.50% 1/23/2026	440	425
	Petroleos Mexicanos 8.75% 6/2/2029	732	734
	Petroleos Mexicanos 6.84% 1/23/2030	155	142
	Petroleos Mexicanos 5.95% 1/28/2031	485	410
	Petroleos Mexicanos 7.69% 1/23/2050	155	117
	Petroleos Mexicanos 6.95% 1/28/2060	425	292
	Range Resources Corp. 4.875% 5/15/2025	362	361
	Range Resources Corp. 8.25% 1/15/2029	500	515
	Range Resources Corp. 4.75% 2/15/2030[1]	285	268
	Saturn Oil & Gas, Inc. 9.625% 6/15/2029[1]	833	811
	Suburban Propane Partners, LP 5.00% 6/1/2031[1]	335	300
	Summit Midstream Holdings, LLC 8.625% 10/31/2029[1]	755	784
	Sunoco, LP 6.00% 4/15/2027	547	546
	Sunoco, LP 5.875% 3/15/2028	290	289
	Sunoco, LP 7.00% 5/1/2029[1]	300	308
	Sunoco, LP 4.50% 5/15/2029	1,970	1,859
	Sunoco, LP 4.50% 4/30/2030	1,880	1,745
	Sunoco, LP 7.25% 5/1/2032[1]	785	812
	Talos Production, Inc. 9.00% 2/1/2029[1]	1,310	1,345
	Talos Production, Inc. 9.375% 2/1/2031[1]	1,145	1,168
	Targa Resources Partners, LP 6.50% 7/15/2027	133	134
	Targa Resources Partners, LP 6.875% 1/15/2029	915	938
	Targa Resources Partners, LP 5.50% 3/1/2030	327	328
	Targa Resources Partners, LP 4.875% 2/1/2031	695	672
	TGS ASA 8.50% 1/15/2030[1]	710	729

217	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Transocean Aquila, Ltd. 8.00% 9/30/2028[1]	USD486	$499
	Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]	421	423
	Transocean Titan Financing, Ltd. 8.375% 2/1/2028[1]	952	972
	Transocean, Inc. 8.75% 2/15/2030[1]	424	439
	Transocean, Inc. 8.50% 5/15/2031[1]	460	451
	Transocean, Inc. 6.80% 3/15/2038	425	349
	USA Compression Partners, LP 6.875% 9/1/2027	247	248
	USA Compression Partners, LP 7.125% 3/15/2029[1]	565	576
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]	1,190	1,094
	Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]	195	197
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]	1,705	1,528
	Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]	1,260	1,083
	Venture Global LNG, Inc. 8.125% 6/1/2028[1]	710	739
	Venture Global LNG, Inc. 9.50% 2/1/2029[1]	405	448
	Venture Global LNG, Inc. 7.00% 1/15/2030[1]	425	432
	Venture Global LNG, Inc. 8.375% 6/1/2031[1]	565	590
	Venture Global LNG, Inc., 9.00% junior subordinated perpetual preferred bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.44% on 9/30/2029)[1,5]	413	432
	Vital Energy, Inc. 7.875% 4/15/2032[1]	775	746
	W&T Offshore, Inc. 11.75% 2/1/2026[1]	355	360
	Weatherford International, Ltd. 8.625% 4/30/2030[1]	2,636	2,724
	Western Midstream Operating, LP 3.10% 2/1/2025	35	35
	Western Midstream Operating, LP 4.50% 3/1/2028	239	235
	Western Midstream Operating, LP 5.25% 2/1/2050	300	256
	Wildfire Intermediate Holdings, LLC 7.50% 10/15/2029[1]	395	381

			127,713

Communication services 12.42%	CCO Holdings, LLC 5.50% 5/1/2026[1]	102	102
	CCO Holdings, LLC 5.00% 2/1/2028[1]	901	869
	CCO Holdings, LLC 5.375% 6/1/2029[1]	360	345
	CCO Holdings, LLC 6.375% 9/1/2029[1]	300	298
	CCO Holdings, LLC 4.75% 3/1/2030[1]	3,211	2,936
	CCO Holdings, LLC 4.50% 8/15/2030[1]	2,634	2,367
	CCO Holdings, LLC 4.25% 2/1/2031[1]	3,954	3,451
	CCO Holdings, LLC 4.75% 2/1/2032[1]	2,653	2,331
	CCO Holdings, LLC 4.50% 5/1/2032	2,152	1,854
	CCO Holdings, LLC 4.50% 6/1/2033[1]	2,190	1,845
	CCO Holdings, LLC 4.25% 1/15/2034[1]	4,186	3,401
	Charter Communications Operating, LLC 5.25% 4/1/2053	400	324
	Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028[1]	570	515
	Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029[1]	315	276
	Cogent Communications Group, LLC 3.50% 5/1/2026[1]	690	669
	Connect Finco SARL 9.00% 9/15/2029[1]	4,715	4,300
	Consolidated Communications, Inc. 5.00% 10/1/2028[1]	225	210
	CSC Holdings, LLC 5.50% 4/15/2027[1]	300	269
	CSC Holdings, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.897% 1/18/2028[3,4]	1,706	1,674
	Diamond Sports Group, LLC 5.375% 8/15/2026[1,2]	503	2
	Diamond Sports Group, LLC 6.625% 8/15/2027[1,2]	1,056	5
	Diamond Sports Group, LLC, Term Loan, 5.00% 3/3/2025[3,6]	90	99
	DIRECTV Financing, LLC 5.875% 8/15/2027[1]	1,606	1,566
	DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.847% 8/2/2027[3,4]	669	672
	DISH Network Corp. 11.75% 11/15/2027[1]	10,115	10,726
	EchoStar Corp. 10.75% 11/30/2029	3,652	3,930
	EchoStar Corp. 6.75% 11/30/2030[6]	3,366	3,058
	Embarq, LLC 7.995% 6/1/2036	4,224	2,316
	Frontier Communications Holdings, LLC 5.875% 10/15/2027[1]	445	444
	Frontier Communications Holdings, LLC 5.00% 5/1/2028[1]	35	34

American Funds Insurance Series	218

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Frontier Communications Holdings, LLC 6.75% 5/1/2029[1]	USD3,755	$3,777
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	2,600	2,588
	Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]	3,161	3,157
	Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]	50	53
	Frontier Communications Holdings, LLC 8.625% 3/15/2031[1]	225	239
	Gray Television, Inc. 10.50% 7/15/2029[1]	4,155	4,159
	Gray Television, Inc. 4.75% 10/15/2030[1]	791	432
	Gray Television, Inc. 5.375% 11/15/2031[1]	2,538	1,356
	Gray Television, Inc., Term Loan D, (3-month USD CME Term SOFR + 3.00%) 7.667% 12/1/2028[3,4]	2	2
	Gray Television, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.803% 6/4/2029[3,4]	1,088	1,033
	Intelsat Jackson Holdings SA 6.50% 3/15/2030[1]	4,616	4,269
	Lamar Media Corp. 4.00% 2/15/2030	260	237
	Lamar Media Corp. 3.625% 1/15/2031	160	141
	Level 3 Financing, Inc. 3.75% 7/15/2029[1]	550	428
	Ligado Networks, LLC 15.50% PIK 11/1/2023[1,2,6]	2,558	921
	Ligado Networks, LLC, Term Loan, 17.50% PIK 11/1/2023[2,3,6,7]	424	403
	News Corp. 3.875% 5/15/2029[1]	1,240	1,151
	Nexstar Media, Inc. 5.625% 7/15/2027[1]	1,254	1,224
	Nexstar Media, Inc. 4.75% 11/1/2028[1]	3,405	3,179
	Sirius XM Radio, LLC 3.125% 9/1/2026[1]	1,965	1,889
	Sirius XM Radio, LLC 5.00% 8/1/2027[1]	700	681
	Sirius XM Radio, LLC 4.00% 7/15/2028[1]	3,104	2,863
	Sirius XM Radio, LLC 5.50% 7/1/2029[1]	70	67
	Sirius XM Radio, LLC 4.125% 7/1/2030[1]	2,545	2,224
	Sirius XM Radio, LLC 3.875% 9/1/2031[1]	5,496	4,606
	Sprint Capital Corp. 6.875% 11/15/2028	316	336
	Sprint Capital Corp. 8.75% 3/15/2032	716	856
	Sprint, LLC 7.625% 3/1/2026	480	491
	Stagwell Global, LLC 5.625% 8/15/2029[1]	1,375	1,311
	TEGNA, Inc. 5.00% 9/15/2029	366	343
	T-Mobile USA, Inc. 3.375% 4/15/2029	860	803
	Univision Communications, Inc. 6.625% 6/1/2027[1]	3,170	3,161
	Univision Communications, Inc. 8.00% 8/15/2028[1]	2,455	2,502
	Univision Communications, Inc. 4.50% 5/1/2029[1]	5,045	4,522
	Univision Communications, Inc. 7.375% 6/30/2030[1]	2,397	2,296
	Univision Communications, Inc. 8.50% 7/31/2031[1]	1,165	1,144
	Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 8.579% 6/24/2029[3,4]	68	69
	VMED O2 UK Financing I PLC 4.25% 1/31/2031[1]	2,375	2,030
	VZ Secured Financing BV 5.00% 1/15/2032[1]	600	532
	WMG Acquisition Corp. 3.75% 12/1/2029[1]	1,623	1,497
	WMG Acquisition Corp. 3.875% 7/15/2030[1]	957	873
	WMG Acquisition Corp. 3.00% 2/15/2031[1]	225	197
	Ziggo BV 4.875% 1/15/2030[1]	865	796

			115,726

Consumer discretionary 9.22%	Advance Auto Parts, Inc. 1.75% 10/1/2027	24	21
	Advance Auto Parts, Inc. 5.95% 3/9/2028	723	730
	Advance Auto Parts, Inc. 3.90% 4/15/2030	1,206	1,076
	Advance Auto Parts, Inc. 3.50% 3/15/2032	1,539	1,276
	Aimbridge Acquisition Co., Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.597% 2/2/2026[3,4]	3,463	2,262
	Aimbridge Acquisition Co., Inc., Term Loan B, (3-month USD CME Term SOFR + 4.75%) 9.597% 2/2/2026[3,4]	1,202	787
	Allied Universal Holdco, LLC 9.75% 7/15/2027[1]	661	666
	Allied Universal Holdco, LLC 4.625% 6/1/2028[1]	265	251
	Allied Universal Holdco, LLC 6.00% 6/1/2029[1]	1,405	1,282

219	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Allied Universal Holdco, LLC 7.875% 2/15/2031[1]	USD185	$189
	Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[1]	1,849	1,907
	Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]	1,275	1,188
	Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]	600	548
	Bath & Body Works, Inc. 6.875% 11/1/2035	1,886	1,932
	Bath & Body Works, Inc. 6.75% 7/1/2036	1,000	1,018
	Belron Finance 2019, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.75%) 7.273% 10/16/2031[3,4]	594	600
	Boyd Gaming Corp. 4.75% 12/1/2027	441	427
	Boyd Gaming Corp. 4.75% 6/15/2031[1]	575	532
	Boyne USA, Inc. 4.75% 5/15/2029[1]	650	617
	Caesars Entertainment, Inc. 4.625% 10/15/2029[1]	4,154	3,893
	Caesars Entertainment, Inc. 7.00% 2/15/2030[1]	1,345	1,371
	Caesars Entertainment, Inc. 6.50% 2/15/2032[1]	880	885
	Carnival Corp. 5.75% 3/1/2027[1]	505	504
	Carnival Corp. 4.00% 8/1/2028[1]	2,155	2,044
	Carnival Corp. 10.50% 6/1/2030[1]	1,564	1,672
	Champion Financing, LLC 8.75% 2/15/2029[1]	445	434
	Clarios Global, LP 6.25% 5/15/2026[1]	140	140
	Cougar JV Subsidiary, LLC 8.00% 5/15/2032[1]	150	156
	Fertitta Entertainment, LLC 4.625% 1/15/2029[1]	1,100	1,025
	Fertitta Entertainment, LLC 6.75% 1/15/2030[1]	2,325	2,147
	First Student Bidco, Inc. 4.00% 7/31/2029[1]	1,365	1,254
	First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.965% 7/21/2028[3,4]	334	335
	First Student Bidco, Inc., Term Loan C, (3-month USD CME Term SOFR + 2.50%) 6.965% 7/21/2028[3,4]	102	103
	Ford Motor Credit Co., LLC 4.271% 1/9/2027	495	485
	Ford Motor Credit Co., LLC 3.815% 11/2/2027	115	110
	Ford Motor Credit Co., LLC 7.20% 6/10/2030	370	390
	Ford Motor Credit Co., LLC 4.00% 11/13/2030	295	266
	Ford Otomotiv Sanayi AS 7.125% 4/25/2029[1]	280	281
	Gap, Inc. 3.625% 10/1/2029[1]	170	153
	Gap, Inc. 3.875% 10/1/2031[1]	108	93
	Garrett Motion Holdings, Inc. 7.75% 5/31/2032[1]	225	229
	Genting New York, LLC 7.25% 10/1/2029[1]	1,470	1,516
	Global Auto Holdings PLC 11.50% 8/15/2029[1]	785	800
	Great Canadian Gaming Corp. 8.75% 11/15/2029[1]	605	620
	Hanesbrands, Inc. 4.875% 5/15/2026[1]	714	704
	Hanesbrands, Inc. 9.00% 2/15/2031[1]	1,956	2,088
	Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.107% 3/8/2030[3,4]	282	285
	Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030	408	392
	Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]	1,045	940
	Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[1]	591	557
	Hyundai Capital America 1.65% 9/17/2026[1]	70	66
	International Game Technology PLC 4.125% 4/15/2026[1]	465	459
	International Game Technology PLC 5.25% 1/15/2029[1]	1,065	1,040
	KB Home 6.875% 6/15/2027	330	337
	KB Home 7.25% 7/15/2030	330	339
	Kontoor Brands, Inc. 4.125% 11/15/2029[1]	370	341
	Las Vegas Sands Corp. 6.20% 8/15/2034	725	729
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]	3,610	3,376
	LCM Investments Holdings II, LLC 8.25% 8/1/2031[1]	1,450	1,506
	Levi Strauss & Co. 3.50% 3/1/2031[1]	1,175	1,030
	LGI Homes, Inc. 8.75% 12/15/2028[1]	445	467
	Light and Wonder International, Inc. 7.25% 11/15/2029[1]	470	480
	Light and Wonder International, Inc. 7.50% 9/1/2031[1]	305	314
	Lindblad Expeditions, LLC 6.75% 2/15/2027[1]	205	206
	Lithia Motors, Inc. 3.875% 6/1/2029[1]	1,090	997
	Lithia Motors, Inc. 4.375% 1/15/2031[1]	700	637

American Funds Insurance Series	220

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	M.D.C. Holdings, Inc. 6.00% 1/15/2043	USD803	$801
	Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]	690	645
	Melco Resorts Finance, Ltd. 5.75% 7/21/2028[1]	590	564
	Merlin Entertainments PLC 5.75% 6/15/2026[1]	492	488
	MGM Resorts International 5.50% 4/15/2027	200	199
	NCL Corp., Ltd. 5.875% 2/15/2027[1]	375	374
	Newell Brands Inc. 6.625% 9/15/2029	435	443
	Newell Brands, Inc. 6.375% 5/15/2030	695	698
	Newell Brands, Inc. 6.625% 5/15/2032	435	439
	Party City Holdings, Inc. 0% 10/12/2028[7]	500	–	[8]
	Party City Holdings, Inc. 12.00% PIK 1/11/2029[1,6,7]	2,510	251
	PENN Entertainment, Inc. 4.125% 7/1/2029[1]	15	13
	Petco Health and Wellness Co., Inc., Term Loan B, (1-month USD CME Term SOFR + 3.25%) 7.84% 3/3/2028[3,4]	525	511
	QVC, Inc. 4.45% 2/15/2025	580	577
	RHP Hotel Properties, LP 7.25% 7/15/2028[1]	492	508
	RHP Hotel Properties, LP 4.50% 2/15/2029[1]	660	624
	Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]	70	70
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]	1,310	1,301
	Royal Caribbean Cruises, Ltd. 6.25% 3/15/2032[1]	1,725	1,747
	Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033[1]	1,790	1,787
	Saks Global Enterprises, LLC 11.00% 12/15/2029[1]	475	458
	Sally Holdings, LLC 6.75% 3/1/2032	2,422	2,429
	Scientific Games Holdings, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 7.59% 4/4/2029[3,4]	1,017	1,021
	Service Corp. International 3.375% 8/15/2030	190	166
	Service Corp. International 4.00% 5/15/2031	180	161
	Service Corp. International 5.75% 10/15/2032	350	340
	Sonic Automotive, Inc. 4.625% 11/15/2029[1]	1,836	1,697
	Sonic Automotive, Inc. 4.875% 11/15/2031[1]	2,669	2,397
	Station Casinos, LLC 6.625% 3/15/2032[1]	320	318
	STL Holding Co., LLC 8.75% 2/15/2029[1]	295	314
	Tempur Sealy International, Inc. 4.00% 4/15/2029[1]	95	88
	Travel + Leisure Co. 4.50% 12/1/2029[1]	995	930
	Travel + Leisure Co. 4.625% 3/1/2030[1]	200	187
	Universal Entertainment Corp. 9.875% 8/1/2029[1]	2,095	2,091
	Vail Resorts, Inc. 6.50% 5/15/2032[1]	550	557
	Valvoline, Inc. 3.625% 6/15/2031[1]	630	540
	Velocity Vehicle Group, LLC 8.00% 6/1/2029[1]	75	78
	Wand NewCo 3, Inc. 7.625% 1/30/2032[1]	695	715
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]	850	847
	Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]	555	530
	Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]	482	462
	Wynn Resorts Finance, LLC 7.125% 2/15/2031[1]	247	257
	Wynn Resorts Finance, LLC 6.25% 3/15/2033[1]	1,300	1,281
	ZF North America Capital, Inc. 4.75% 4/29/2025[1]	300	299
	ZF North America Capital, Inc. 7.125% 4/14/2030[1]	250	246

			85,954

Materials 8.93%	Alcoa Nederland Holding BV 5.50% 12/15/2027[1]	510	512
	Alliance Resource Operating Partners, LP 8.625% 6/15/2029[1]	1,495	1,572
	ArcelorMittal SA 7.00% 10/15/2039	488	521
	ArcelorMittal SA 6.75% 3/1/2041	755	778
	Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029[1]	690	593
	ATI, Inc. 4.875% 10/1/2029	690	658
	ATI, Inc. 7.25% 8/15/2030	375	386
	ATI, Inc. 5.125% 10/1/2031	775	733
	Avient Corp. 6.25% 11/1/2031[1]	225	222
	Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031[1]	240	249

221	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Axalta Coating Systems, LLC 4.75% 6/15/2027[1]	USD460	$451
	Ball Corp. 6.875% 3/15/2028	465	476
	Ball Corp. 6.00% 6/15/2029	350	353
	Ball Corp. 2.875% 8/15/2030	160	137
	Ball Corp. 3.125% 9/15/2031	1,530	1,300
	CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]	1,675	1,510
	Celanese US Holdings, LLC 6.80% 11/15/2030	265	274
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	1,158	1,152
	Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]	2,346	2,190
	Cleveland-Cliffs, Inc. 6.875% 11/1/2029[1]	2,030	2,011
	Cleveland-Cliffs, Inc. 6.75% 4/15/2030[1]	795	778
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]	2,025	1,819
	Cleveland-Cliffs, Inc. 7.00% 3/15/2032[1]	2,035	2,001
	Cleveland-Cliffs, Inc. 7.375% 5/1/2033[1]	140	138
	Consolidated Energy Finance SA 5.625% 10/15/2028[1]	655	535
	Consolidated Energy Finance SA 12.00% 2/15/2031[1]	3,615	3,475
	Coronado Finance Pty, Ltd. 9.25% 10/1/2029[1]	650	660
	CVR Partners, LP 6.125% 6/15/2028[1]	685	667
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]	7,685	7,677
	First Quantum Minerals, Ltd. 9.375% 3/1/2029[1]	5,620	5,984
	Freeport-McMoRan, Inc. 4.25% 3/1/2030	437	416
	Freeport-McMoRan, Inc. 5.45% 3/15/2043	411	384
	FXI Holdings, Inc. 12.25% 11/15/2026[1]	9,072	8,675
	FXI Holdings, Inc. 12.25% 11/15/2026[1]	5,873	5,652
	Glatfelter Corp., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 8.764% 11/4/2031[3,4]	615	617
	INEOS Finance PLC 6.75% 5/15/2028[1]	500	505
	INEOS Finance PLC 7.50% 4/15/2029[1]	285	292
	Kaiser Aluminum Corp. 4.625% 3/1/2028[1]	638	601
	LABL, Inc. 10.50% 7/15/2027[1]	160	155
	LSB Industries, Inc. 6.25% 10/15/2028[1]	625	607
	Magnera Corp. 4.75% 11/15/2029[1]	410	365
	Magnera Corp. 7.25% 11/15/2031[1]	410	401
	Mativ Holdings, Inc. 8.00% 10/1/2029[1]	200	193
	Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[1]	382	387
	Mauser Packaging Solutions Holding Co. 9.25% 4/15/2027[1]	900	915
	Methanex Corp. 5.125% 10/15/2027	2,415	2,365
	Methanex Corp. 5.25% 12/15/2029	462	445
	Methanex Corp. 5.65% 12/1/2044	465	400
	Methanex US Operations Inc. 6.25% 3/15/2032[1]	665	658
	Mineral Resources, Ltd. 8.125% 5/1/2027[1]	393	395
	Mineral Resources, Ltd. 8.00% 11/1/2027[1]	1,919	1,964
	Mineral Resources, Ltd. 9.25% 10/1/2028[1]	1,820	1,912
	Mineral Resources, Ltd. 8.50% 5/1/2030[1]	750	766
	NOVA Chemicals Corp. 5.25% 6/1/2027[1]	1,226	1,193
	NOVA Chemicals Corp. 8.50% 11/15/2028[1]	245	260
	NOVA Chemicals Corp. 4.25% 5/15/2029[1]	1,555	1,408
	NOVA Chemicals Corp. 9.00% 2/15/2030[1]	2,125	2,244
	NOVA Chemicals Corp. 7.00% 12/1/2031[1]	665	663
	Novelis Corp. 3.25% 11/15/2026[1]	690	658
	Novelis Corp. 4.75% 1/30/2030[1]	478	442
	Novelis Corp. 3.875% 8/15/2031[1]	987	851
	Olin Corp. 5.625% 8/1/2029	200	195
	Olin Corp. 5.00% 2/1/2030	180	169
	Owens-Brockway Glass Container, Inc. 7.375% 6/1/2032[1]	185	177
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]	660	622
	Summit Materials, LLC 5.25% 1/15/2029[1]	755	761
	Summit Materials, LLC 7.25% 1/15/2031[1]	385	409
	Trident TPI Holdings, Inc. 12.75% 12/31/2028[1]	470	519
	Trivium Packaging Finance BV 5.50% 8/15/2026[1]	330	326
	Tronox, Inc. 4.625% 3/15/2029[1]	740	665

American Funds Insurance Series	222

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 8.00% PIK and 7.286% Cash 1/16/2026[3,4,6]	USD519	$524
	Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.304% Cash 10/10/2028[3,4,6]	859	857
	Verde Purchaser, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.104% 11/30/2030[3,4]	195	196
	Veritiv Operating Co. 10.50% 11/30/2030[1]	495	534
	Warrior Met Coal, Inc. 7.875% 12/1/2028[1]	598	620

			83,175

Health care 8.58%	AdaptHealth, LLC 6.125% 8/1/2028[1]	535	524
	AdaptHealth, LLC 4.625% 8/1/2029[1]	1,015	914
	AdaptHealth, LLC 5.125% 3/1/2030[1]	1,755	1,600
	AthenaHealth Group, Inc. 6.50% 2/15/2030[1]	795	756
	Avantor Funding, Inc. 4.625% 7/15/2028[1]	2,040	1,949
	Avantor Funding, Inc. 3.875% 11/1/2029[1]	905	828
	Bausch + Lomb Corp., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 7.689% 5/10/2027[3,4]	449	452
	Bausch Health Americas, Inc. 9.25% 4/1/2026[1]	619	594
	Bausch Health Americas, Inc. 8.50% 1/31/2027[1]	616	509
	Bausch Health Companies, Inc. 5.50% 11/1/2025[1]	4,389	4,285
	Bausch Health Companies, Inc. 9.00% 12/15/2025[1]	1,596	1,552
	Bausch Health Companies, Inc. 5.00% 1/30/2028[1]	647	442
	Bausch Health Companies, Inc. 4.875% 6/1/2028[1]	980	785
	Bausch Health Companies, Inc. 7.25% 5/30/2029[1]	340	216
	Bausch Health Companies, Inc. 5.25% 1/30/2030[1]	1,547	844
	Bausch Health Companies, Inc. 5.25% 2/15/2031[1]	1,557	834
	Bausch Health Companies, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 9.707% 2/1/2027[3,4]	1,332	1,302
	Biocon Biologics Global PLC 6.67% 10/9/2029[1]	250	240
	Centene Corp. 4.25% 12/15/2027	337	327
	Centene Corp. 4.625% 12/15/2029	1,495	1,415
	Centene Corp. 3.375% 2/15/2030	217	193
	Centene Corp. 3.00% 10/15/2030	295	255
	Centene Corp. 2.50% 3/1/2031	1,125	931
	Centene Corp. 2.625% 8/1/2031	615	507
	Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]	186	177
	Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]	550	505
	CHS / Community Health Systems, Inc. 5.625% 3/15/2027[1]	1,510	1,451
	CHS / Community Health Systems, Inc. 5.25% 5/15/2030[1]	1,845	1,517
	CHS / Community Health Systems, Inc. 4.75% 2/15/2031[1]	1,020	792
	Concentra Escrow Issuer Corp. 6.875% 7/15/2032[1]	600	613
	DaVita, Inc. 4.625% 6/1/2030[1]	945	870
	DaVita, Inc. 3.75% 2/15/2031[1]	225	195
	DaVita, Inc. 6.875% 9/1/2032[1]	2,300	2,320
	Endo Finance Holdings, Inc. 8.50% 4/15/2031[1]	2,855	3,029
	Endo International PLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 8.745% 4/23/2031[3,4]	1,770	1,784
	Grifols SA 4.75% 10/15/2028[1]	1,755	1,615
	Grifols, SA 3.875% 10/15/2028	EUR340	319
	Grifols, SA 7.50% 5/1/2030	1,690	1,837
	HAH Group Holding Co., LLC 9.75% 10/1/2031[1]	USD550	551
	HCA, Inc. 3.50% 9/1/2030	180	164
	HCA, Inc. 4.625% 3/15/2052	233	182
	HCA, Inc. 7.50% 11/15/2095	250	264
	IQVIA, Inc. 5.00% 10/15/2026[1]	603	595
	IQVIA, Inc. 6.50% 5/15/2030[1]	660	672
	Jazz Securities DAC 4.375% 1/15/2029[1]	261	247
	Mallinckrodt International Finance SA 14.75% 11/14/2028[1]	174	186

223	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Medline Borrower, LP 3.875% 4/1/2029[1]	USD580	$538
	Medline Borrower, LP 6.25% 4/1/2029[1]	2,179	2,205
	Medline Borrower, LP 5.25% 10/1/2029[1]	1,760	1,700
	Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.607% 10/23/2028[3,4]	554	558
	Molina Healthcare, Inc. 4.375% 6/15/2028[1]	995	944
	Molina Healthcare, Inc. 3.875% 11/15/2030[1]	1,514	1,349
	Molina Healthcare, Inc. 3.875% 5/15/2032[1]	2,995	2,601
	Molina Healthcare, Inc. 6.25% 1/15/2033[1]	1,180	1,167
	Owens & Minor, Inc. 4.50% 3/31/2029[1]	703	628
	Owens & Minor, Inc. 6.625% 4/1/2030[1]	3,740	3,510
	Perrigo Finance Unlimited Co. 6.125% 9/30/2032	400	392
	Radiology Partners, Inc. 3.50% PIK and 4.275% Cash 1/31/2029[1,6]	2,512	2,483
	Radiology Partners, Inc. 9.898% PIK 2/15/2030[1,6]	2,533	2,367
	Radiology Partners, Inc., Term Loan B, 1.50% PIK and 8.275% Cash 1/31/2029[3,4,6]	1,761	1,745
	Sterigenics-Nordion Holdings, LLC 7.375% 6/1/2031[1]	630	639
	Surgery Center Holdings, Inc. 7.25% 4/15/2032[1]	390	398
	Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.835% 3/2/2027[3,4]	36	35
	Tenet Healthcare Corp. 6.25% 2/1/2027	500	500
	Tenet Healthcare Corp. 5.125% 11/1/2027	265	260
	Tenet Healthcare Corp. 4.25% 6/1/2029	1,620	1,522
	Tenet Healthcare Corp. 4.375% 1/15/2030	895	832
	Tenet Healthcare Corp. 6.125% 6/15/2030	25	25
	Tenet Healthcare Corp. 6.75% 5/15/2031	1,275	1,289
	Tenet Healthcare Corp. 6.875% 11/15/2031	100	104
	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	509	490
	Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027	745	728
	Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	813	831
	Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	6,040	5,904
	Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	400	432
	Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	959	1,073
	Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	822	592

			79,980

Financials 7.71%	AG Issuer, LLC 6.25% 3/1/2028[1]	1,211	1,206
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]	392	407
	Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]	660	631
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]	1,460	1,410
	Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[1]	660	663
	Alliant Holdings Intermediate, LLC 6.50% 10/1/2031[1]	800	793
	Alliant Holdings Intermediate, LLC 7.375% 10/1/2032[1]	2,505	2,531
	AmWINS Group, Inc. 4.875% 6/30/2029[1]	1,220	1,151
	Aretec Group, Inc. 7.50% 4/1/2029[1]	2,943	2,933
	Aretec Group, Inc. 10.00% 8/15/2030[1]	720	787
	AssuredPartners, Inc. 5.625% 1/15/2029[1]	365	369
	AssuredPartners, Inc., Term Loan, (3-month USD CME Term SOFR + 3.50%) 7.857% 2/14/2031[3,4]	499	500
	Azorra Finance, Ltd. 7.75% 4/15/2030[1]	385	383
	Baldwin Insurance Group Holdings, LLC 7.125% 5/15/2031[1]	180	184
	Blackstone Mortgage Trust, Inc. 7.75% 12/1/2029[1]	268	276
	Blackstone Private Credit Fund 6.00% 11/22/2034[1]	660	644
	Block, Inc. 2.75% 6/1/2026	1,640	1,582
	Block, Inc. 3.50% 6/1/2031	1,605	1,415
	Block, Inc. 6.50% 5/15/2032[1]	2,470	2,497
	Blue Owl Capital Corp. 3.40% 7/15/2026	290	281
	Blue Owl Capital Corp. III 3.125% 4/13/2027	600	566
	Blue Owl Credit Income Corp. 4.70% 2/8/2027	965	952
	Blue Owl Credit Income Corp. 6.65% 3/15/2031	380	387

American Funds Insurance Series	224

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Boost Newco Borrower, LLC 7.50% 1/15/2031[1]	USD1,660	$1,742
	Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]	450	454
	Coinbase Global, Inc. 3.375% 10/1/2028[1]	3,746	3,375
	Coinbase Global, Inc. 3.625% 10/1/2031[1]	2,799	2,368
	Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[1]	3,375	3,242
	Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[1]	775	713
	Hightower Holding, LLC 6.75% 4/15/2029[1]	1,280	1,276
	Hightower Holding, LLC 9.125% 1/31/2030[1]	195	206
	Howden UK Refinance PLC 7.25% 2/15/2031[1]	1,100	1,119
	HUB International, Ltd. 7.25% 6/15/2030[1]	767	787
	HUB International, Ltd. 7.375% 1/31/2032[1]	630	640
	HUB International, Ltd., Term Loan, (3-month USD CME Term SOFR + 3.00%) 7.367% 6/20/2030[3,4]	171	172
	Intercontinental Exchange, Inc. 3.625% 9/1/2028	410	393
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]	1,335	1,230
	JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[5]	160	143
	LPL Holdings, Inc. 4.375% 5/15/2031[1]	715	661
	MSCI, Inc. 3.875% 2/15/2031[1]	630	577
	MSCI, Inc. 3.625% 11/1/2031[1]	341	307
	MSCI, Inc. 3.25% 8/15/2033[1]	584	494
	Nationstar Mortgage Holdings, Inc. 7.125% 2/1/2032[1]	380	385
	Navient Corp. 6.75% 6/25/2025	550	551
	Navient Corp. 6.75% 6/15/2026	640	649
	Navient Corp. 5.00% 3/15/2027	2,723	2,671
	Navient Corp. 4.875% 3/15/2028	550	525
	Navient Corp. 5.50% 3/15/2029	2,415	2,282
	Navient Corp. 9.375% 7/25/2030	300	321
	Navient Corp. 11.50% 3/15/2031	880	985
	Navient Corp. 5.625% 8/1/2033	1,753	1,519
	OneMain Finance Corp. 7.125% 3/15/2026	1,335	1,360
	OneMain Finance Corp. 3.875% 9/15/2028	340	314
	OneMain Finance Corp. 6.625% 5/15/2029	610	618
	OneMain Finance Corp. 5.375% 11/15/2029	950	914
	OneMain Finance Corp. 7.875% 3/15/2030	915	955
	OneMain Finance Corp. 7.50% 5/15/2031	35	36
	OneMain Finance Corp. 7.125% 11/15/2031	1,165	1,188
	Osaic Holdings, Inc. 10.75% 8/1/2027[1]	4,111	4,266
	Osaic Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.021% 8/17/2028[3,4]	478	481
	Owl Rock Capital Corp. 3.75% 7/22/2025	600	595
	Oxford Finance, LLC 6.375% 2/1/2027[1]	1,293	1,282
	Panther Escrow Issuer, LLC 7.125% 6/1/2031[1]	675	683
	Planet Financial Group, LLC 10.50% 12/15/2029[1]	230	234
	Rocket Mortgage, LLC 2.875% 10/15/2026[1]	520	494
	Ryan Specialty Group, LLC 4.375% 2/1/2030[1]	720	677
	Ryan Specialty, LLC 5.875% 8/1/2032[1]	805	797
	Starwood Property Trust, Inc. 4.375% 1/15/2027[1]	655	634
	Starwood Property Trust, Inc. 7.25% 4/1/2029[1]	495	508
	Starwood Property Trust, Inc. 6.50% 7/1/2030[1]	375	376
	Truist Insurance Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.079% 5/6/2032[3,4]	2,611	2,683
	Viking Baked Goods Acquisition Corp. 8.625% 11/1/2031[1]	465	458

			71,888

Industrials 6.86%	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]	163	162
	AAR Escrow Issuer, LLC 6.75% 3/15/2029[1]	261	265
	ADT Security Corp. 4.125% 8/1/2029[1]	200	184
	Allison Transmission, Inc. 3.75% 1/30/2031[1]	1,045	925
	Ambipar Lux SARL 9.875% 2/6/2031[1]	380	380

225	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Amentum Escrow Corp., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.607% 9/29/2031[3,4]	USD985	$984
	Amentum Holdings, Inc. 7.25% 8/1/2032[1]	2,220	2,239
	American Airlines, Inc. 8.50% 5/15/2029[1]	415	436
	Aramark Services, Inc. 5.00% 4/1/2025[1]	140	140
	Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]	885	873
	Avis Budget Car Rental, LLC 4.75% 4/1/2028[1]	55	51
	Avis Budget Car Rental, LLC 5.375% 3/1/2029[1]	1,325	1,241
	Avis Budget Car Rental, LLC 8.25% 1/15/2030[1]	280	289
	Avis Budget Car Rental, LLC 8.00% 2/15/2031[1]	1,160	1,188
	Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]	2,098	1,946
	Boeing Co. (The) 6.528% 5/1/2034	1,081	1,133
	Boeing Co. (The) 6.858% 5/1/2054	386	411
	Bombardier, Inc. 7.45% 5/1/2034[1]	115	122
	Brand Industrial Services, Inc. 10.375% 8/1/2030[1]	255	260
	Brink’s Co. (The) 4.625% 10/15/2027[1]	719	698
	Brink’s Co. (The) 6.50% 6/15/2029[1]	170	172
	Brink’s Co. (The) 6.75% 6/15/2032[1]	170	171
	BWX Technologies, Inc. 4.125% 6/30/2028[1]	165	155
	BWX Technologies, Inc. 4.125% 4/15/2029[1]	335	313
	Chart Industries, Inc. 7.50% 1/1/2030[1]	523	544
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]	915	853
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]	890	831
	Clean Harbors, Inc. 4.875% 7/15/2027[1]	766	751
	Clean Harbors, Inc. 6.375% 2/1/2031[1]	116	117
	CoreLogic, Inc. 4.50% 5/1/2028[1]	2,774	2,596
	CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 10.971% 6/4/2029[3,4]	660	645
	Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[1]	980	934
	Enviri Corp. 5.75% 7/31/2027[1]	2,030	1,942
	EquipmentShare.com, Inc. 9.00% 5/15/2028[1]	2,740	2,846
	EquipmentShare.com, Inc. 8.625% 5/15/2032[1]	575	602
	Fortress Transportation and Infrastructure Investors, LLC 5.50% 5/1/2028[1]	385	378
	Fortress Transportation and Infrastructure Investors, LLC 7.875% 12/1/2030[1]	45	47
	Garda World Security Corp. 8.375% 11/15/2032[1]	1,735	1,768
	GFL Environmental, Inc. 4.00% 8/1/2028[1]	430	407
	Herc Holdings, Inc. 5.50% 7/15/2027[1]	200	198
	Herc Holdings, Inc. 6.625% 6/15/2029[1]	235	238
	Hertz Corp. (The) 4.625% 12/1/2026[1]	220	186
	Hertz Corp. (The), Term Loan B-EXIT, (3-month USD CME Term SOFR + 3.50%) 7.971% 6/30/2028[3,4]	409	369
	Hertz Corp. (The), Term Loan C-EXIT, (3-month USD CME Term SOFR + 3.50%) 7.971% 6/30/2028[3,4]	80	72
	Husky Injection Molding Systems, Ltd. 9.00% 2/15/2029[1]	745	779
	Husky Injection Molding Systems, Ltd., Term Loan B, (6-month USD CME Term SOFR + 4.50%) 8.875% 2/15/2029[3,4]	349	352
	Icahn Enterprises, LP 6.25% 5/15/2026	538	534
	Icahn Enterprises, LP 5.25% 5/15/2027	2,969	2,814
	Icahn Enterprises, LP 9.75% 1/15/2029	1,275	1,280
	Icahn Enterprises, LP 4.375% 2/1/2029	675	564
	Icahn Enterprises, LP 10.00% 11/15/2029[1]	455	457
	LATAM Airlines Group SA 7.875% 4/15/2030[1]	80	81
	Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]	1,068	1,075
	Miter Brands Acquisition Holdco, Inc. 6.75% 4/1/2032[1]	309	311
	Moog, Inc. 4.25% 12/9/2027[1]	395	377
	Mueller Water Products, Inc. 4.00% 6/15/2029[1]	275	255
	NESCO Holdings II, Inc. 5.50% 4/15/2029[1]	905	841
	OneSky Flight, LLC 8.875% 12/15/2029[1]	360	361
	Owens Corning 3.50% 2/15/2030	530	493
	Pitney Bowes, Inc. 6.875% 3/15/2027[1]	600	600
	PM General Purchaser, LLC 9.50% 10/1/2028[1]	610	606

American Funds Insurance Series	226

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]	USD475	$445
	Reworld Holding Corp. 4.875% 12/1/2029[1]	1,155	1,069
	Reworld Holding Corp. 5.00% 9/1/2030	1,455	1,345
	Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]	110	103
	Sabre GLBL, Inc. 8.625% 6/1/2027[1]	35	35
	Sabre GLBL, Inc. 10.75% 11/15/2029[1]	15	15
	Seagate HDD Cayman 8.25% 12/15/2029	190	203
	Seagate HDD Cayman 8.50% 7/15/2031	455	487
	Sensata Technologies, Inc. 3.75% 2/15/2031[1]	795	696
	SkyMiles IP, Ltd. 4.75% 10/20/2028[1]	440	434
	Spirit AeroSystems, Inc. 4.60% 6/15/2028	898	852
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]	334	358
	Spirit AeroSystems, Inc. 9.75% 11/15/2030[1]	2,570	2,847
	Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.25%) 9.085% 1/15/2027[3,4]	1,087	1,101
	Standard Building Solutions, Inc. 6.50% 8/15/2032[1]	435	436
	Texas Combined Tirz I, LLC 0% 12/7/2062[1,7]	100	100
	Titan International, Inc. 7.00% 4/30/2028	750	738
	TransDigm, Inc. 5.50% 11/15/2027	1,030	1,013
	TransDigm, Inc. 6.375% 3/1/2029[1]	1,320	1,325
	TransDigm, Inc. 4.875% 5/1/2029	190	180
	TransDigm, Inc. 6.875% 12/15/2030[1]	355	361
	TransDigm, Inc. 6.625% 3/1/2032[1]	1,130	1,142
	Uber Technologies, Inc. 7.50% 9/15/2027[1]	395	402
	Uber Technologies, Inc. 6.25% 1/15/2028[1]	755	762
	Uber Technologies, Inc. 4.50% 8/15/2029[1]	310	300
	United Rentals (North America), Inc. 6.00% 12/15/2029[1]	115	116
	United Rentals (North America), Inc. 3.875% 2/15/2031	720	644
	United Rentals (North America), Inc. 3.75% 1/15/2032	505	443
	United Rentals (North America), Inc. 6.125% 3/15/2034[1]	310	308
	WESCO Distribution, Inc. 6.625% 3/15/2032[1]	1,600	1,628
	Wrangler Holdco Corp. 6.625% 4/1/2032[1]	325	331
	XPO, Inc. 7.125% 6/1/2031[1]	533	549
	XPO, Inc. 7.125% 2/1/2032[1]	270	277

			63,887

Information technology 6.77%	Acuris Finance US, Inc. 9.00% 8/1/2029[1]	1,350	1,296
	Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]	60	57
	Cloud Software Group, Inc. 6.50% 3/31/2029[1]	1,655	1,627
	Cloud Software Group, Inc. 9.00% 9/30/2029[1]	5,695	5,789
	Cloud Software Group, Inc. 8.25% 6/30/2032[1]	1,660	1,713
	Cloud Software Group, Inc., Term Loan B1, (3-month USD CME Term SOFR + 3.50%) 7.829% 3/30/2029[3,4]	1,619	1,626
	CommScope Technologies, LLC 5.00% 3/15/2027[1]	1,875	1,678
	CommScope, LLC 6.00% 3/1/2026[1]	2,253	2,245
	CommScope, LLC 8.25% 3/1/2027[1]	1,122	1,074
	CommScope, LLC 7.125% 7/1/2028[1]	577	509
	CommScope, LLC 4.75% 9/1/2029[1]	135	120
	CommScope, LLC 9.50% 12/15/2031[1]	400	415
	CrowdStrike Holdings, Inc. 3.00% 2/15/2029	435	396
	Diebold Nixdorf, Inc. 7.75% 3/31/2030[1]	5,775	5,943
	Ellucian Holdings, Inc. 6.50% 12/1/2029[1]	275	276
	Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.267% 11/15/2032[3,4]	300	305
	Entegris, Inc. 4.75% 4/15/2029[1]	370	355
	Fair Isaac Corp. 4.00% 6/15/2028[1]	1,835	1,733
	Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[3,4,9]	3,629	3,651

227	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[3,4,9]	USD261	$263
	Fortress Intermediate 3, Inc. 7.50% 6/1/2031[1]	440	449
	Gartner, Inc. 4.50% 7/1/2028[1]	703	686
	Gartner, Inc. 3.75% 10/1/2030[1]	126	115
	Helios Software Holdings, Inc. 8.75% 5/1/2029[1]	3,675	3,775
	Hughes Satellite Systems Corp. 5.25% 8/1/2026	3,255	2,987
	Hughes Satellite Systems Corp. 6.625% 8/1/2026	2,380	1,895
	Imola Merger Corp. 4.75% 5/15/2029[1]	300	285
	ION Trading Technologies SARL 9.50% 5/30/2029[1]	2,420	2,543
	McAfee Corp. 7.375% 2/15/2030[1]	865	841
	NCR Atleos Corp. 9.50% 4/1/2029[1]	1,075	1,166
	NCR Voyix Corp. 5.125% 4/15/2029[1]	343	328
	Open Text Corp. 3.875% 2/15/2028[1]	645	608
	Open Text Corp. 3.875% 12/1/2029[1]	250	227
	Open Text Holdings, Inc. 4.125% 12/1/2031[1]	220	195
	Shift4 Payments, LLC, 6.75% 8/15/2032[1]	800	814
	Synaptics, Inc. 4.00% 6/15/2029[1]	375	342
	UKG, Inc. 6.875% 2/1/2031[1]	1,855	1,884
	Unisys Corp. 6.875% 11/1/2027[1]	815	795
	Viasat, Inc. 5.625% 9/15/2025[1]	545	542
	Viasat, Inc. 5.625% 4/15/2027[1]	4,790	4,641
	Viasat, Inc. 6.50% 7/15/2028[1]	870	706
	Viasat, Inc. 7.50% 5/30/2031[1]	2,394	1,667
	Viavi Solutions, Inc. 3.75% 10/1/2029[1]	230	209
	Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[5,7,9]	542	546
	Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[5,7,9]	3,110	3,133
	Xerox Holdings Corp. 5.50% 8/15/2028[1]	435	374
	Zebra Technologies Corp. 6.50% 6/1/2032[1]	300	305

			63,129

Real estate 6.43%	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]	2,063	1,654
	Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]	1,322	996
	Anywhere Real Estate Group, LLC 7.00% 4/15/2030[1]	465	413
	Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]	1,197	1,183
	Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]	220	209
	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.997% 1/31/2030[3,4]	294	295
	Forestar Group, Inc. 3.85% 5/15/2026[1]	465	453
	Forestar Group, Inc. 5.00% 3/1/2028[1]	92	89
	Greystar Real Estate Partners, LLC 7.75% 9/1/2030[1]	255	270
	Howard Hughes Corp. (The) 5.375% 8/1/2028[1]	1,327	1,291
	Howard Hughes Corp. (The) 4.125% 2/1/2029[1]	2,628	2,430
	Howard Hughes Corp. (The) 4.375% 2/1/2031[1]	3,633	3,274
	Iron Mountain, Inc. 4.875% 9/15/2027[1]	1,006	982
	Iron Mountain, Inc. 5.00% 7/15/2028[1]	367	355
	Iron Mountain, Inc. 7.00% 2/15/2029[1]	210	215
	Iron Mountain, Inc. 5.25% 7/15/2030[1]	3,235	3,090
	Iron Mountain, Inc. 4.50% 2/15/2031[1]	1,660	1,519
	Iron Mountain, Inc. 5.625% 7/15/2032[1]	220	210
	Iron Mountain, Inc. 6.25% 1/15/2033[1]	175	174
	Kennedy-Wilson, Inc. 4.75% 3/1/2029	2,270	2,062
	Kennedy-Wilson, Inc. 4.75% 2/1/2030	2,750	2,435
	Kennedy-Wilson, Inc. 5.00% 3/1/2031	2,255	1,982
	Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]	440	441
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]	1,249	1,205

American Funds Insurance Series	228

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate (continued)	Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]	USD780	$736
	Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031[1]	610	628
	MPT Operating Partnership, LP 3.325% 3/24/2025	EUR240	240
	MPT Operating Partnership, LP 2.50% 3/24/2026	GBP540	601
	MPT Operating Partnership, LP 5.25% 8/1/2026	USD257	237
	MPT Operating Partnership, LP 5.00% 10/15/2027	8,288	6,995
	MPT Operating Partnership, LP 3.50% 3/15/2031	1,334	842
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]	820	772
	Park Intermediate Holdings, LLC 7.00% 2/1/2030[1]	380	386
	Pebblebrook Hotel, LP 6.375% 10/15/2029[1]	460	456
	RLJ Lodging Trust, LP 3.75% 7/1/2026[1]	45	44
	RLJ Lodging Trust, LP 4.00% 9/15/2029[1]	800	726
	SBA Communications Corp. 3.125% 2/1/2029	131	118
	Service Properties Trust 5.25% 2/15/2026	117	114
	Service Properties Trust 4.75% 10/1/2026	1,515	1,435
	Service Properties Trust 4.95% 2/15/2027	1,931	1,806
	Service Properties Trust 5.50% 12/15/2027	350	329
	Service Properties Trust 3.95% 1/15/2028	3,031	2,542
	Service Properties Trust 8.375% 6/15/2029	1,985	1,921
	Service Properties Trust 4.95% 10/1/2029	2,868	2,284
	Service Properties Trust 4.375% 2/15/2030	2,825	2,138
	Service Properties Trust 8.625% 11/15/2031[1]	4,520	4,724
	Service Properties Trust 8.875% 6/15/2032	1,050	973
	VICI Properties, LP 4.625% 6/15/2025[1]	620	618
	VICI Properties, LP 3.875% 2/15/2029[1]	1,130	1,066

			59,958

Consumer staples 3.77%	Albertsons Companies, Inc. 4.625% 1/15/2027[1]	900	882
	Albertsons Companies, Inc. 3.50% 3/15/2029[1]	993	905
	Albertsons Companies, Inc. 4.875% 2/15/2030[1]	465	444
	Amer Sports Co. 6.75% 2/16/2031[1]	700	710
	B&G Foods, Inc. 5.25% 9/15/2027	1,383	1,324
	B&G Foods, Inc. 8.00% 9/15/2028[1]	965	993
	Central Garden & Pet Co. 4.125% 10/15/2030	915	823
	Central Garden & Pet Co. 4.125% 4/30/2031[1]	1,575	1,394
	Coty, Inc. 5.00% 4/15/2026[1]	420	420
	Coty, Inc. 4.75% 1/15/2029[1]	1,310	1,250
	Coty, Inc. 6.625% 7/15/2030[1]	770	783
	Darling Ingredients, Inc. 6.00% 6/15/2030[1]	1,085	1,071
	Fiesta Purchaser, Inc. 7.875% 3/1/2031[1]	1,120	1,171
	Fiesta Purchaser, Inc. 9.625% 9/15/2032[1]	775	814
	Fiesta Purchaser, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.603% 2/12/2031[3,4]	160	160
	H.J. Heinz Co. 3.875% 5/15/2027	275	270
	H.J. Heinz Co. 4.375% 6/1/2046	26	21
	Ingles Markets, Inc. 4.00% 6/15/2031[1]	370	328
	KeHE Distributors, LLC 9.00% 2/15/2029[1]	485	504
	Kronos Acquisition Holdings, Inc. 8.25% 6/30/2031[1]	455	434
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]	1,920	1,757
	Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]	390	353
	Performance Food Group, Inc. 5.50% 10/15/2027[1]	705	700
	Performance Food Group, Inc. 4.25% 8/1/2029[1]	573	532
	Performance Food Group, Inc. 6.125% 9/15/2032[1]	725	726
	Post Holdings, Inc. 5.50% 12/15/2029[1]	451	437
	Post Holdings, Inc. 4.625% 4/15/2030[1]	1,920	1,772
	Post Holdings, Inc. 4.50% 9/15/2031[1]	1,145	1,027
	Post Holdings, Inc. 6.25% 2/15/2032[1]	2,165	2,151
	Post Holdings, Inc. 6.375% 3/1/2033[1]	415	407
	Prestige Brands, Inc. 5.125% 1/15/2028[1]	138	135

229	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	Prestige Brands, Inc. 3.75% 4/1/2031[1]	USD1,275	$1,120
	Simmons Foods, Inc. 4.625% 3/1/2029[1]	558	516
	TreeHouse Foods, Inc. 4.00% 9/1/2028	2,075	1,887
	United Natural Foods, Inc. 6.75% 10/15/2028[1]	2,288	2,257
	United Natural Foods, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.75%) 9.107% 5/1/2031[3,4]	2,583	2,630
	US Foods, Inc. 4.625% 6/1/2030[1]	510	480
	US Foods, Inc. 5.75% 4/15/2033[1]	470	458
	Walgreens Boots Alliance, Inc. 3.45% 6/1/2026	1,085	1,052

			35,098

Utilities 2.08%	Aegea Finance SARL 9.00% 1/20/2031[1]	330	337
	AmeriGas Partners, LP 5.50% 5/20/2025	102	101
	AmeriGas Partners, LP 5.75% 5/20/2027	302	281
	Calpine Corp. 4.50% 2/15/2028[1]	150	144
	Calpine Corp. 5.125% 3/15/2028[1]	518	503
	Calpine Corp. 3.75% 3/1/2031[1]	500	447
	Comision Federal de Electricidad 5.70% 1/24/2030[1]	460	442
	DPL, Inc. 4.125% 7/1/2025	555	548
	Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[5,10]	1,155	1,165
	FirstEnergy Corp. 2.25% 9/1/2030	980	844
	Ithaca Energy (North Sea) PLC 8.125% 10/15/2029[1]	355	361
	Lightning Power, LLC 7.25% 8/15/2032[1]	650	670
	MIWD Holdco II, LLC, Term Loan B2, (3-month USD CME Term SOFR + 3.00%) 7.845% 3/28/2031[3,4]	279	283
	NRG Energy, Inc. 3.625% 2/15/2031[1]	110	96
	Pacific Gas and Electric Co. 3.30% 8/1/2040	280	210
	Pacific Gas and Electric Co. 4.95% 7/1/2050	745	648
	Pacific Gas and Electric Co. 3.50% 8/1/2050	2,020	1,385
	PG&E Corp. 5.00% 7/1/2028	3,100	3,031
	PG&E Corp. 5.25% 7/1/2030	3,365	3,296
	PG&E Corp., junior subordinated, 7.375% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.883% on 3/15/2030)[5]	1,670	1,718
	Talen Energy Supply, LLC 8.625% 6/1/2030[1]	2,147	2,290
	Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.50%) 7.023% 5/17/2030[3,4]	281	283
	YPF Energia Electrica SA 7.875% 10/16/2032[1]	320	317

			19,400

	Total corporate bonds, notes & loans		805,908

U.S. Treasury bonds & notes 0.36%
U.S. Treasury 0.36%	U.S. Treasury 4.25% 11/15/2034[11]	3,410	3,323

Mortgage-backed obligations 0.06%
Collateralized mortgage-backed obligations 0.06%	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[1,7]	591	591

Municipals 0.05%
Puerto Rico 0.05%	G.O. Taxable Bonds, Series 2022, 0% 11/1/2043[4]	327	201
	G.O. Taxable Bonds, Capital Appreciation Bonds, Series 2022, 0% 11/1/2051	361	224

	Total municipals		425

American Funds Insurance Series	230

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. 0.04%
	Honduras (Republic of) 8.625% 11/27/2034[1]	USD390	$388

	Total bonds, notes & other debt instruments (cost: $819,735,000)		810,635

Convertible bonds & notes 0.04%
Communication services 0.04%	EchoStar Corp., convertible notes, 3.875% 11/30/2030[6]	371	391

	Total convertible bonds & notes (cost: $395,000)		391

Common stocks 6.41%		Shares
Health care 2.20%	Rotech Healthcare, Inc.[7,9,12]	201,793	17,812
	Endo, Inc.[12]	98,326	2,330
	Endo GUC Trust, Class A1[1,7,12]	192,719	72
	Endo, Inc., 1L 7.50% Escrow[7,12]	5,505,000	–	[8]
	Endo, Inc., 1L 6.875% Escrow[7,12]	520,000	–	[8]
	Endo, Inc., 1L 6.125% Escrow[7,12]	525,000	–	[8]
	Mallinckrodt PLC[12]	3,631	321

			20,535

Energy 1.35%	Constellation Oil Services Holding SA7,12	11,240,370	4,574
	Ascent Resources, LLC, Class A7,9	62,978	2,971
	New Fortress Energy, Inc., Class A13	109,372	1,654
	Expand Energy Corp.	16,161	1,609
	Altera Infrastructure, LP7,12	9,127	738
	Weatherford International	10,059	720
	Mesquite Energy, Inc.[7,12]	3,558	202
	Exxon Mobil Corp.	739	79
	Bighorn Permian Resources, LLC[7]	2,894	–	[8]

			12,547

Information technology 1.30%	Diebold Nixdorf, Inc.[12]	281,243	12,105

Utilities 1.13%	Talen Energy Corp.[12]	50,368	10,148
	PG&E Corp.	18,786	379

			10,527

Consumer discretionary 0.15%	NMG Parent, LLC[7,12]	9,965	1,222
	MYT Holding Co., Class B12	608,846	232
	Party City Holdco, Inc.[7,12]	126,254	–	[8]
	Party City Holdco, Inc.[1,7,12]	1,260	–	[8]

			1,454

Materials 0.14%	Venator Materials PLC[7,12]	3,232	1,285

Real estate 0.08%	WeWork, Inc.[7,12]	57,167	743

231	American Funds Insurance Series

American High-Income Trust® (continued)

Common stocks (continued)		Shares	Value (000)
Communication services 0.03%	Intelsat SA	8,182	$249
	iHeartMedia, Inc., Class A12	22,639	45

			294

Financials 0.03%	Navient Corp.	20,000	266

	Total common stocks (cost: $40,714,000)		59,756

Preferred securities 0.43%
Consumer discretionary 0.24%	MYT Holdings, LLC, Series A, 10.00% preferred shares[12]	2,095,904	2,196

Industrials 0.19%	ACR III LSC Holdings, LLC, Series B, preferred shares[1,7,12]	1,022	1,797

	Total preferred securities (cost: $2,933,000)		3,993

Rights & warrants 0.01%
Energy 0.01%	Expand Energy Corporation, Class C, warrants, expire 2/9/2026[12]	457	39

Consumer discretionary 0.00%	NMG Parent, LLC, warrants, expire 9/24/2027[7,12]	27,111	–	[8]

	Total rights & warrants (cost: $439,000)		39

Short-term securities 4.90%

Money market investments 4.90%

	Capital Group Central Cash Fund 4.50%[14,15]	456,322	45,641

	Total short-term securities (cost: $45,638,000)		45,641

	Total investment securities 98.77% (cost: $909,854,000)		920,455

	Other assets less liabilities 1.23%		11,508

	Net assets 100.00%		$931,963

American Funds Insurance Series	232

American High-Income Trust® (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

2 Year U.S. Treasury Note Futures	Long	111	4/3/2025	USD22,823	$(14)
5 Year U.S. Treasury Note Futures	Long	153	4/3/2025	16,265	(106)
10 Year Ultra U.S. Treasury Note Futures	Short	8	3/31/2025	(891)	13
10 Year U.S. Treasury Note Futures	Short	13	3/31/2025	(1,414)	25
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/31/2025	(119)	6

					$(76)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

CDX.NA.HY.42	5.00%	Quarterly	6/20/2029	USD3,815	$(305)	$(262)	$(43)
CDX.NA.HY.43	5.00%	Quarterly	12/20/2029	14,000	(1,080)	(1,167)	87

					$(1,385)	$(1,429)	$44

Investments in affiliates[15]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend or interest income (000)

Short-term securities 4.90%
Money market investments 4.90%
Capital Group Central Cash Fund 4.50%[14]	$27,114	$249,518	$230,999	$3	$5	$45,641	$1,402

Restricted securities[9]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc.[7,12]	9/26/2013	$ 4,331	$17,812	1.91%
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[3,4]	9/13/2023	3,567	3,651	.39
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 11.645% 9/13/2029[3,4]	9/13/2023-12/13/2024	261	263	.03
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[5,7]	6/23/2023-10/22/2024	3,043	3,133	.33

233	American Funds Insurance Series

American High-Income Trust® (continued)

Restricted securities[9] (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Ascent Resources, LLC, Class A7	11/15/2016	$302	$2,971	.32%
Wolfspeed, Inc. 2.00% PIK and 9.875% Cash 6/23/2030 (11.875% on 6/23/2025)[5,7]	10/22/2024	523	546	.06

Total		$12,027	$28,376	3.04%

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $597,435,000, which represented 64.11% of the net assets of the fund.

[2]	Scheduled interest and/or principal payment was not received.
[3]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $35,038,000, which represented 3.76% of the net assets of the fund.

[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[5]	Step bond; coupon rate may change at a later date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Value determined using significant unobservable inputs.
[8]	Amount less than one thousand.
[9]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $28,376,000, which represented 3.04% of the net assets of the fund.

[10]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $261,000, which represented .03% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $1,654,000, which represented 0.18% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[14]	Rate represents the seven-day yield at 12/31/2024.
[15]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
CME = CME Group
DAC = Designated Activity Company
EUR = Euros
G.O. = General Obligation
GBP = British pounds
LIBOR = London Interbank Offered Rate
PIK = Payment In Kind
REIT = Real Estate Investment Trust
SOFR = Secured Overnight Financing Rate
USD = U.S. dollars
UST = U.S. Treasury

Refer to the notes to financial statements.

American Funds Insurance Series	234

American Funds Mortgage Fund®

Investment portfolio December 31, 2024

Bonds, notes & other debt instruments 94.77%		Principal amount (000)		Value (000)

Mortgage-backed obligations 84.59%
Federal agency mortgage-backed obligations 82.32%	Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD–	[2]	$–	[2]
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]	1		1
	Fannie Mae Pool #256583 5.00% 12/1/2036[1,3]	29		28
	Fannie Mae Pool #931768 5.00% 8/1/2039[1]	1		1
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]	5		5
	Fannie Mae Pool #932606 5.00% 2/1/2040[1]	2		2
	Fannie Mae Pool #MA4232 2.00% 1/1/2041[1]	132		110
	Fannie Mae Pool #BQ7816 1.50% 4/1/2041[1]	228		182
	Fannie Mae Pool #BR0986 1.50% 5/1/2041[1]	293		234
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]	8		8
	Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]	16		13
	Fannie Mae Pool #MA4388 2.50% 7/1/2041[1]	75		63
	Fannie Mae Pool #MA4447 2.50% 10/1/2041[1]	157		134
	Fannie Mae Pool #FM9117 2.50% 10/1/2041[1]	84		72
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]	5		5
	Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]	4		4
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]	3		3
	Fannie Mae Pool #MA4502 2.50% 12/1/2041[1]	177		152
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]	2		2
	Fannie Mae Pool #MA4521 2.50% 1/1/2042[1]	222		190
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	237		197
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]	4		4
	Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]	101		84
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]	1		1
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]	1		1
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]	2		2
	Fannie Mae Pool #FS3767 2.00% 4/1/2047[1]	26		21
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]	1		1
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]	27		25
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]	17		16
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]	23		22
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]	6		6
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]	3		3
	Fannie Mae Pool #CA6409 2.50% 7/1/2050[1]	94		77
	Fannie Mae Pool #FS3745 2.00% 8/1/2050[1]	18		14
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]	4		4
	Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]	66		54
	Fannie Mae Pool #CA8108 2.00% 12/1/2050[1]	136		107
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	11		9
	Fannie Mae Pool #FS9792 4.50% 12/1/2050[1]	24		23
	Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]	1,431		1,177
	Fannie Mae Pool #FM5940 2.00% 2/1/2051[1,3]	1,550		1,226
	Fannie Mae Pool #CA8820 2.00% 2/1/2051[1]	355		280
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	1		1
	Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]	180		156
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	24		20
	Fannie Mae Pool #FM8038 3.00% 7/1/2051[1]	33		28
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	392		323
	Fannie Mae Pool #FS1630 2.50% 9/1/2051[1]	23		19
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	2		2
	Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]	401		332
	Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]	189		158
	Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]	208		172
	Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]	83		72
	Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]	242		208
	Fannie Mae Pool #CB3031 2.50% 3/1/2052[1]	401		330
	Fannie Mae Pool #MA4626 4.00% 6/1/2052[1]	406		373
	Fannie Mae Pool #FS5851 4.00% 7/1/2052[1]	1,027		942
	Fannie Mae Pool #FS6362 3.50% 8/1/2052[1]	172		152
	Fannie Mae Pool #CB4620 5.00% 9/1/2052[1]	1,043		1,015
	Fannie Mae Pool #FS3056 2.00% 10/1/2052[1]	709		553

235	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #MA4785 5.00% 10/1/2052[1]	USD104	$100
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]	37	37
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]	34	33
	Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]	444	419
	Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]	97	94
	Fannie Mae Pool #BY1411 4.00% 2/1/2053[1]	1,125	1,030
	Fannie Mae Pool #MA4916 4.00% 2/1/2053[1]	9	8
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]	68	67
	Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]	101	103
	Fannie Mae Pool #CB5912 6.00% 3/1/2053[1]	83	84
	Fannie Mae Pool #BY2249 4.00% 4/1/2053[1]	27	24
	Fannie Mae Pool #MA4978 5.00% 4/1/2053[1,3]	2,984	2,882
	Fannie Mae Pool #CB6131 6.50% 4/1/2053[1]	245	253
	Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]	65	67
	Fannie Mae Pool #MA5008 4.50% 5/1/2053[1]	44	41
	Fannie Mae Pool #MA5009 5.00% 5/1/2053[1]	1,784	1,724
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]	50	49
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]	52	51
	Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]	277	279
	Fannie Mae Pool #MA5038 5.00% 6/1/2053[1]	270	261
	Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]	778	770
	Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]	369	372
	Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]	562	529
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]	209	207
	Fannie Mae Pool #FS5343 6.00% 7/1/2053[1]	449	453
	Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]	93	87
	Fannie Mae Pool #MA5136 4.50% 9/1/2053[1]	562	529
	Fannie Mae Pool #MA5138 5.50% 9/1/2053[1]	293	289
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]	1,357	1,341
	Fannie Mae Pool #CB7242 6.50% 10/1/2053[1]	44	45
	Fannie Mae Pool #MA5167 6.50% 10/1/2053[1]	14	15
	Fannie Mae Pool #CB7510 6.50% 11/1/2053[1]	325	334
	Fannie Mae Pool #MA5215 5.50% 12/1/2053[1]	81	80
	Fannie Mae Pool #FS6873 6.50% 1/1/2054[1]	509	521
	Fannie Mae Pool #FS6767 6.50% 1/1/2054[1]	237	243
	Fannie Mae Pool #FS9507 4.50% 2/1/2054[1]	918	865
	Fannie Mae Pool #MA5271 5.50% 2/1/2054[1]	1,538	1,519
	Fannie Mae Pool #FS6809 5.50% 2/1/2054[1]	156	154
	Fannie Mae Pool #MA5296 5.50% 3/1/2054[1]	146	144
	Fannie Mae Pool #FS7653 6.50% 3/1/2054[1]	44	45
	Fannie Mae Pool #DB1235 6.00% 4/1/2054[1]	137	139
	Fannie Mae Pool #MA5329 6.50% 4/1/2054[1]	286	292
	Fannie Mae Pool #CB8387 6.50% 4/1/2054[1]	18	19
	Fannie Mae Pool #DB6878 6.00% 6/1/2054[1]	289	290
	Fannie Mae Pool #FS8153 6.00% 6/1/2054[1]	249	253
	Fannie Mae Pool #FS8223 6.00% 6/1/2054[1]	44	45
	Fannie Mae Pool #FS8219 6.00% 6/1/2054[1]	38	39
	Fannie Mae Pool #CB8755 6.00% 6/1/2054[1]	22	22
	Fannie Mae Pool #CB8725 6.50% 6/1/2054[1]	302	311
	Fannie Mae Pool #MA5417 4.00% 7/1/2054[1]	95	87
	Fannie Mae Pool #BU4700 6.00% 7/1/2054[1]	582	589
	Fannie Mae Pool #FS8400 6.00% 7/1/2054[1]	382	387
	Fannie Mae Pool #DB6901 6.00% 7/1/2054[1]	183	184
	Fannie Mae Pool #CB8858 6.00% 7/1/2054[1]	137	138
	Fannie Mae Pool #BU4707 6.00% 7/1/2054[1]	127	127
	Fannie Mae Pool #FS8318 6.00% 7/1/2054[1]	64	65
	Fannie Mae Pool #DB7039 6.00% 7/1/2054[1]	40	40
	Fannie Mae Pool #MA5421 6.00% 7/1/2054[1]	8	8
	Fannie Mae Pool #FS8619 6.50% 7/1/2054[1]	781	804
	Fannie Mae Pool #CB8872 6.50% 7/1/2054[1]	464	479
	Fannie Mae Pool #FS8607 6.50% 7/1/2054[1]	137	141

American Funds Insurance Series	236

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB8876 6.50% 7/1/2054[1]	USD137		$140
	Fannie Mae Pool #MA5422 6.50% 7/1/2054[1]	91		93
	Fannie Mae Pool #FS8317 6.50% 7/1/2054[1]	82		84
	Fannie Mae Pool #DB6906 6.50% 7/1/2054[1]	51		53
	Fannie Mae Pool #MA5445 6.00% 8/1/2054[1]	230		232
	Fannie Mae Pool #FS8758 6.00% 8/1/2054[1]	198		200
	Fannie Mae Pool #BU4968 6.00% 8/1/2054[1]	151		151
	Fannie Mae Pool #DB7792 6.00% 8/1/2054[1]	86		87
	Fannie Mae Pool #FS8757 6.00% 8/1/2054[1]	56		57
	Fannie Mae Pool #BU4916 6.00% 8/1/2054[1]	31		31
	Fannie Mae Pool #FS8756 6.00% 8/1/2054[1]	29		30
	Fannie Mae Pool #DB7687 6.00% 8/1/2054[1]	20		20
	Fannie Mae Pool #DB7690 6.00% 8/1/2054[1]	19		19
	Fannie Mae Pool #DC0296 6.00% 8/1/2054[1]	10		10
	Fannie Mae Pool #MA5446 6.50% 8/1/2054[1]	376		384
	Fannie Mae Pool #CB9071 6.50% 8/1/2054[1]	179		183
	Fannie Mae Pool #FS9025 5.50% 9/1/2054[1]	519		514
	Fannie Mae Pool #FS9009 5.50% 9/1/2054[1]	281		279
	Fannie Mae Pool #FS8866 6.00% 9/1/2054[1]	494		502
	Fannie Mae Pool #BU5166 6.00% 10/1/2054[1]	26		26
	Fannie Mae Pool #DB2354 4.50% 11/1/2054[1]	475		447
	Fannie Mae Pool #BU5165 5.50% 11/1/2054[1]	51		50
	Fannie Mae Pool #CB9432 6.00% 11/1/2054[1]	44		44
	Fannie Mae Pool #MA5550 4.00% 12/1/2054[1]	350		320
	Fannie Mae Pool #DC7042 4.50% 12/1/2054[1]	188		177
	Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]	119		105
	Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]	130		114
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	45		37
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	45		43
	Fannie Mae Pool #BF0765 3.50% 9/1/2063[1]	751		653
	Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1,3]	–	[2]	–	[2]
	Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]	1		1
	Freddie Mac Pool #A18781 5.00% 3/1/2034[1]	489		486
	Freddie Mac Pool #RB5113 1.50% 6/1/2041[1]	1,521		1,216
	Freddie Mac Pool #RB5115 2.50% 6/1/2041[1]	286		245
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	86		71
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	80		67
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	27		22
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]	1		1
	Freddie Mac Pool #760014 3.426% 8/1/2045[1,4]	257		253
	Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]	16		14
	Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]	23		21
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]	15		14
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]	13		12
	Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]	7		7
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]	23		22
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]	42		40
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]	22		21
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]	15		15
	Freddie Mac Pool #Z40273 4.50% 10/1/2048[1]	37		36
	Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]	15		13
	Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]	135		117
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]	4		4
	Freddie Mac Pool #SI2062 2.00% 9/1/2050[1]	177		139
	Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]	186		153
	Freddie Mac Pool #RA4352 2.00% 1/1/2051[1]	309		243
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	2		1
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	3		2
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	287		227
	Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]	209		179
	Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]	70		56

237	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	USD58	$48
	Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]	152	136
	Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,3]	985	886
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	7	6
	Freddie Mac Pool #SD8213 3.00% 5/1/2052[1]	1,493	1,270
	Freddie Mac Pool #SD8220 3.00% 6/1/2052[1]	689	587
	Freddie Mac Pool #SD8225 3.00% 7/1/2052[1]	1,296	1,104
	Freddie Mac Pool #SD8242 3.00% 9/1/2052[1]	115	98
	Freddie Mac Pool #QF0213 4.50% 9/1/2052[1]	1,114	1,051
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]	599	581
	Freddie Mac Pool #QF0924 5.50% 9/1/2052[1]	217	215
	Freddie Mac Pool #SD8258 5.00% 10/1/2052[1]	236	229
	Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]	103	102
	Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]	337	324
	Freddie Mac Pool #SD8266 4.50% 11/1/2052[1]	325	307
	Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]	737	757
	Freddie Mac Pool #SD2602 3.00% 12/1/2052[1]	30	26
	Freddie Mac Pool #SD4116 4.50% 12/1/2052[1]	377	355
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]	41	40
	Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]	116	112
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]	81	78
	Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]	90	89
	Freddie Mac Pool #SD8322 4.50% 5/1/2053[1]	228	215
	Freddie Mac Pool #SD8323 5.00% 5/1/2053[1]	1,475	1,426
	Freddie Mac Pool #SD2861 6.00% 5/1/2053[1]	54	55
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]	26	25
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]	288	285
	Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]	61	62
	Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]	56	57
	Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]	39	40
	Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]	28	29
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]	2	2
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]	837	828
	Freddie Mac Pool #SD3386 5.50% 7/1/2053[1]	51	51
	Freddie Mac Pool #SD3432 6.00% 7/1/2053[1]	37	37
	Freddie Mac Pool #SD8350 6.00% 8/1/2053[1,3]	2,715	2,731
	Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]	978	985
	Freddie Mac Pool #RA9854 6.00% 9/1/2053[1]	117	119
	Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]	450	453
	Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]	332	334
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]	117	119
	Freddie Mac Pool #SD4977 5.00% 11/1/2053[1]	1,621	1,567
	Freddie Mac Pool #SD8371 5.00% 11/1/2053[1]	1,045	1,010
	Freddie Mac Pool #RJ0326 6.50% 11/1/2053[1]	75	77
	Freddie Mac Pool #SD8386 7.00% 12/1/2053[1]	531	551
	Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]	452	447
	Freddie Mac Pool #RJ0668 6.00% 1/1/2054[1]	1,696	1,707
	Freddie Mac Pool #SD4795 6.00% 1/1/2054[1]	1,335	1,344
	Freddie Mac Pool #SD4693 6.50% 1/1/2054[1]	56	58
	Freddie Mac Pool #RJ0854 6.50% 1/1/2054[1]	12	12
	Freddie Mac Pool #SD8398 7.00% 1/1/2054[1]	700	727
	Freddie Mac Pool #QI0006 6.00% 2/1/2054[1]	51	52
	Freddie Mac Pool #RJ1216 5.50% 4/1/2054[1]	65	65
	Freddie Mac Pool #RJ1215 5.50% 4/1/2054[1]	14	14
	Freddie Mac Pool #QI2895 6.00% 4/1/2054[1]	101	102
	Freddie Mac Pool #QI3333 6.00% 4/1/2054[1]	19	19
	Freddie Mac Pool #SD5221 6.50% 4/1/2054[1]	58	60
	Freddie Mac Pool #SD8428 4.00% 5/1/2054[1]	552	505
	Freddie Mac Pool #RJ1448 5.50% 5/1/2054[1]	63	63
	Freddie Mac Pool #SD8432 6.00% 5/1/2054[1]	45	45
	Freddie Mac Pool #SD5692 6.00% 5/1/2054[1]	27	28

American Funds Insurance Series	238

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD5404 6.50% 5/1/2054[1]	USD476	$490
	Freddie Mac Pool #RJ1447 6.50% 5/1/2054[1]	72	74
	Freddie Mac Pool #SD8439 6.00% 6/1/2054[1]	23	23
	Freddie Mac Pool #SD5706 6.50% 6/1/2054[1]	730	753
	Freddie Mac Pool #RJ1726 6.50% 6/1/2054[1]	234	241
	Freddie Mac Pool #SD5701 6.50% 6/1/2054[1]	52	54
	Freddie Mac Pool #RJ1725 6.50% 6/1/2054[1]	17	18
	Freddie Mac Pool #SD5790 6.00% 7/1/2054[1]	400	405
	Freddie Mac Pool #QI8874 6.00% 7/1/2054[1]	238	241
	Freddie Mac Pool #RJ1975 6.00% 7/1/2054[1]	205	207
	Freddie Mac Pool #RJ1964 6.00% 7/1/2054[1]	187	190
	Freddie Mac Pool #RJ1973 6.00% 7/1/2054[1]	137	138
	Freddie Mac Pool #SD8447 6.00% 7/1/2054[1]	79	79
	Freddie Mac Pool #SD5813 6.00% 7/1/2054[1]	68	69
	Freddie Mac Pool #SD5896 6.00% 7/1/2054[1]	35	36
	Freddie Mac Pool #RJ1986 6.50% 7/1/2054[1]	218	223
	Freddie Mac Pool #SD8448 6.50% 7/1/2054[1]	90	92
	Freddie Mac Pool #SD5905 6.50% 7/1/2054[1]	76	78
	Freddie Mac Pool #SD5986 6.50% 7/1/2054[1]	73	75
	Freddie Mac Pool #SD6286 5.50% 8/1/2054[1]	303	301
	Freddie Mac Pool #RJ2210 6.00% 8/1/2054[1]	271	273
	Freddie Mac Pool #SD8454 6.00% 8/1/2054[1]	240	242
	Freddie Mac Pool #RJ2211 6.00% 8/1/2054[1]	178	180
	Freddie Mac Pool #RJ2216 6.00% 8/1/2054[1]	152	153
	Freddie Mac Pool #RJ2213 6.00% 8/1/2054[1]	126	128
	Freddie Mac Pool #RJ2245 6.00% 8/1/2054[1]	117	118
	Freddie Mac Pool #SD6029 6.00% 8/1/2054[1]	39	39
	Freddie Mac Pool #SD6323 6.50% 8/1/2054[1]	1,859	1,903
	Freddie Mac Pool #SD8455 6.50% 8/1/2054[1]	1,218	1,244
	Freddie Mac Pool #RJ2222 6.50% 8/1/2054[1]	263	271
	Freddie Mac Pool #RJ2223 6.50% 8/1/2054[1]	155	159
	Freddie Mac Pool #SD6034 6.50% 8/1/2054[1]	119	122
	Freddie Mac Pool #RJ2247 6.50% 8/1/2054[1]	104	107
	Freddie Mac Pool #RJ2228 6.50% 8/1/2054[1]	66	68
	Freddie Mac Pool #SD6047 6.50% 8/1/2054[1]	46	47
	Freddie Mac Pool #SD6035 6.50% 8/1/2054[1]	29	30
	Freddie Mac Pool #RJ2314 6.00% 9/1/2054[1]	127	128
	Freddie Mac Pool #RJ2312 6.00% 9/1/2054[1]	70	71
	Freddie Mac Pool #RJ2308 6.00% 9/1/2054[1]	67	67
	Freddie Mac Pool #RJ2306 6.00% 9/1/2054[1]	59	59
	Freddie Mac Pool #RJ2309 6.00% 9/1/2054[1]	37	38
	Freddie Mac Pool #SD6288 6.50% 9/1/2054[1]	345	354
	Freddie Mac Pool #SD8464 6.50% 9/1/2054[1]	232	237
	Freddie Mac Pool #RJ2323 6.50% 9/1/2054[1]	96	99
	Freddie Mac Pool #RJ2320 6.50% 9/1/2054[1]	38	40
	Freddie Mac Pool #RJ2325 6.50% 9/1/2054[1]	21	21
	Freddie Mac Pool #SD8481 4.00% 10/1/2054[1]	994	909
	Freddie Mac Pool #SD8484 4.00% 11/1/2054[1]	533	488
	Freddie Mac Pool #SD8473 4.50% 11/1/2054[1]	487	459
	Freddie Mac Pool #SD8487 4.00% 12/1/2054[1]	232	212
	Freddie Mac Pool #SD8489 4.50% 12/1/2054[1]	501	471
	Freddie Mac Pool #RJ3163 5.00% 12/1/2054[1]	532	515
	Freddie Mac Pool #QX1414 5.50% 12/1/2054[1]	380	375
	Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]	300	295
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,4]	83	78
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]	81	70
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]	161	148

239	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,4]	USD112	$104
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	21	18
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	88	84
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	27	23
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]	16	14
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2024-2, Class MT, 3.50% 5/25/2064[1]	646	558
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]	205	197
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]	11	11
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030[1]	300	264
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031[1]	307	273
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031[1]	261	229
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	269	254
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/27/2060[1]	312	275
	Government National Mortgage Assn. 3.00% 1/1/2055[1,5]	50	43
	Government National Mortgage Assn. 5.00% 1/1/2055[1,5]	80	78
	Government National Mortgage Assn. 5.50% 1/1/2055[1,5]	273	271
	Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]	581	557
	Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]	240	223
	Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]	48	46
	Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]	485	452
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]	66	69
	Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]	75	71
	Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]	157	155
	Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]	11	10
	Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]	79	78
	Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]	78	69
	Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]	184	166
	Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]	84	76
	Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1,3]	792	742
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]	87	70
	Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050[1]	35	29
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]	77	62
	Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]	332	272
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]	81	66
	Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]	518	436
	Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]	324	269
	Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[1]	71	59
	Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]	172	143
	Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]	145	121
	Government National Mortgage Assn. Pool #MA7936 2.50% 3/20/2052[1]	44	37
	Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]	228	191
	Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052[1]	62	54
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]	5	4
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]	161	149
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]	248	235
	Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]	14	14
	Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054[1]	81	75
	Government National Mortgage Assn. Pool #MB0024 4.50% 11/20/2054[1]	1,527	1,445

American Funds Insurance Series	240

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #AN1825 4.507% 6/20/2065[1]	USD26	$25
	Government National Mortgage Assn. Pool #AO0461 4.542% 8/20/2065[1]	8	7
	Government National Mortgage Assn. Pool #AO0409 4.572% 12/20/2065[1]	28	28
	Government National Mortgage Assn. Pool #AO0385 4.38% 1/20/2066[1]	164	163
	Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]	1	1
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]	206	150
	Uniform Mortgage-Backed Security 2.50% 1/1/2040[1,5]	285	259
	Uniform Mortgage-Backed Security 4.00% 1/1/2040[1,5]	125	120
	Uniform Mortgage-Backed Security 2.00% 1/1/2055[1,5]	139	108
	Uniform Mortgage-Backed Security 3.00% 1/1/2055[1,5]	1,035	879
	Uniform Mortgage-Backed Security 3.50% 1/1/2055[1,5]	3,114	2,755
	Uniform Mortgage-Backed Security 6.00% 1/1/2055[1,5]	1	1
	Uniform Mortgage-Backed Security 4.50% 2/1/2055[1,5]	82	77

			91,235

Commercial mortgage-backed securities 1.52%	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.512% 6/15/2027[1,4,6]	100	100
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 5.411% 10/15/2036[1,4,6]	891	889
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.888% 4/15/2037[1,4,6]	119	119
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040[1,4,6]	379	386
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 5.592% 7/15/2038[1,4,6]	88	88
	Intown 2022-Stay Mortgage Trust, Series 2022-STAY, Class A, (1-month USD CME Term SOFR + 2.489%) 6.886% 8/15/2039[1,4]	100	100

			1,682

Collateralized mortgage-backed obligations (privately originated) 0.75%	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,4,6]	145	135
	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,4,6]	62	55
	FARM Mortgage Trust, Series 2024-1, Class A, 4.721% 10/1/2053[1,4,6]	199	187
	Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class A1, 5.196% 8/1/2054[1,4,6]	93	92
	Morgan Stanley Residential Mortgage Loan Trust, Series 2024-INV2, Class A1, 6.50% 2/25/2054[1,4,6]	241	244
	PMT Loan Trust, Series 2024-INV1, Class A2, 6.00% 10/25/2059[1,4,6]	99	99
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,4,6]	9	9
	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,4,6]	15	15

			836

	Total mortgage-backed obligations		93,753

U.S. Treasury bonds & notes 8.46%
U.S. Treasury 8.46%	U.S. Treasury 2.75% 2/28/2025	397	396
	U.S. Treasury 4.625% 2/28/2025	397	397
	U.S. Treasury 3.875% 3/31/2025	294	294
	U.S. Treasury 4.625% 6/30/2025	397	398
	U.S. Treasury 4.375% 7/31/2026	1,035	1,037
	U.S. Treasury 3.50% 9/30/2026	465	459
	U.S. Treasury 4.125% 7/31/2028	850	844
	U.S. Treasury 4.50% 5/31/2029	3,075	3,091
	U.S. Treasury 4.125% 11/30/2029	745	737
	U.S. Treasury 4.25% 6/30/2031	1,045	1,033
	U.S. Treasury 3.625% 9/30/2031	420	399
	U.S. Treasury 1.875% 2/15/2032	10	9

241	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 1.875% 2/15/2041[3]	USD240	$161
	U.S. Treasury 3.25% 5/15/2042	106	86
	U.S. Treasury 1.875% 11/15/2051	65	36

	Total U.S. Treasury bonds & notes		9,377

Asset-backed obligations 1.72%
	American Credit Acceptance Receivables Trust, Series 2024-3, Class A, 5.76% 11/12/2027[1,6]	29	29
	American Credit Acceptance Receivables Trust, Series 2024-4, Class A, 4.81% 3/13/2028[1,6]	10	10
	Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A2, 4.84% 9/15/2027[1]	10	10
	CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]	90	88
	Citizens Auto Receivables Trust, Series 2023-2, Class A2A, 6.09% 10/15/2026[1,6]	28	28
	CPS Auto Receivables Trust, Series 2024-D, Class A, 4.91% 6/15/2028[1,6]	86	86
	Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027[1]	28	28
	Drive Auto Receivables Trust, Series 2024-2, Class A3, 4.50% 9/15/2028[1]	21	21
	Exeter Automobile Receivables Trust, Series 2024-4A, Class A2, 5.60% 5/17/2027[1]	17	17
	Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[1,6]	257	262
	GLS Auto Receivables Trust, Series 2024-3A, Class A2, 5.35% 8/16/2027[1,6]	37	37
	GLS Auto Receivables Trust, Series 2024-4A, Class A2, 4.76% 10/15/2027[1,6]	19	19
	GLS Auto Receivables Trust, Series 2024-3A, Class A3, 5.02% 4/17/2028[1,6]	45	45
	LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,6]	27	28
	Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]	75	68
	Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069[1,6]	95	85
	Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]	117	109
	Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 5.225% 4/20/2062[1,4,6]	97	96
	New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]	100	92
	Santander Drive Auto Receivables Trust, Series 2024-4, Class A2, 5.41% 7/15/2027[1]	81	82
	Santander Drive Auto Receivables Trust, Series 2024-5, Class A2, 4.88% 9/15/2027[1]	27	27
	Santander Drive Auto Receivables Trust, Series 2022-4, Class B, 4.42% 11/15/2027[1]	16	16
	Santander Drive Auto Receivables Trust, Series 2023-1, Class B, 4.98% 2/15/2028[1]	5	5
	Santander Drive Auto Receivables Trust, Series 2023-4, Class A3, 5.73% 4/17/2028[1]	5	5
	Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]	12	12
	Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036[1,6]	100	101
	Wheels Fleet Lease Funding, LLC, Series 24-2A, Class A1, 4.87% 6/21/2039[1,6]	501	502

			1,908

	Total bonds, notes & other debt instruments (cost: $107,084,000)		105,038

Short-term securities 8.78%		Weighted average yield at acquisition

Commercial paper 2.44%
	Cisco Systems, Inc. 2/7/2025[6]	4.550%	750	747
	ING (U.S.) Funding, LLC 2/18/2025[6]	4.226	800	795
	PepsiCo, Inc. 2/25/2025[6]	4.480	1,171	1,163

				2,705

American Funds Insurance Series	242

American Funds Mortgage Fund® (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Federal agency bills & notes 6.34%
Federal Farm Credit Banks 1/22/2025	4.220%	USD1,950	$1,945
Federal Home Loan Bank 1/2/2025	4.310	500	500
Federal Home Loan Bank 1/8/2025	4.550	1,100	1,099
Federal Home Loan Bank 2/7/2025	4.480	1,100	1,095
Federal Home Loan Bank 2/19/2025	4.362	1,000	995
Federal Home Loan Bank 2/26/2025	4.432	1,400	1,391

Total short-term securities (cost: $9,728,000)			9,730

Options purchased (equity style) 0.02%
Options purchased (equity style)*			17

Total options purchased (equity style) (cost: $24,000)			17

Total investment securities 103.57% (cost: $116,836,000)			114,785
Other assets less liabilities (3.57)%			(3,954)

Net assets 100.00%			$110,831

*Options purchased (equity style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2024 (000)

Call

3 Month SOFR Futures Option	6	6/13/2025	USD97.00	USD1,500	$1
3 Month SOFR Futures Option	11	9/12/2025	97.00	2,750	2
3 Month SOFR Futures Option	15	9/12/2025	98.00	3,750	1
3 Month SOFR Futures Option	34	12/12/2025	97.00	8,500	13

					$17

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)
3 Month SOFR Futures	Short	3	9/17/2025	USD(719)	$(1)
2 Year U.S. Treasury Note Futures	Long	256	4/3/2025	52,636	(42)
5 Year U.S. Treasury Note Futures	Long	165	4/3/2025	17,540	(112)
10 Year Ultra U.S. Treasury Note Futures	Long	79	3/31/2025	8,794	(127)
10 Year U.S. Treasury Note Futures	Long	63	3/31/2025	6,851	(101)
20 Year U.S. Treasury Note Futures	Short	51	3/31/2025	(5,806)	160
30 Year Ultra U.S. Treasury Bond Futures	Long	19	3/31/2025	2,259	(118)

					$(341)

243	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
				Expiration date	Notional amount (000)	Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)
Receive		Pay
Rate	Payment frequency	Rate	Payment frequency

SOFR	Annual	3.6025%	Annual	1/8/2034	USD495	$17	$–	$17
SOFR	Annual	3.41%	Annual	7/28/2045	USD1,300	124	–	124

						$141	$–	$141

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $965,000, which represented .87% of the net assets of the fund.
[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,808,000, which represented 6.14% of the net assets of the fund.

Key to abbreviation(s)

Assn. = Association

CME = CME Group

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	244

Ultra-Short Bond Fund

Investment portfolio December 31, 2024

Short-term securities 100.73%	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper 66.52%
Alberta (Province of) 1/3/2025[1]	4.560%	USD12,000	$11,996
Alphabet, Inc. 1/6/2025[1]	4.320	10,000	9,993
Australia & New Zealand Banking Group, Ltd. 2/27/2025[1]	4.471	10,000	9,930
Bank of Montreal 1/15/2025[1]	4.610	11,000	10,980
Banque et Caisse d’Epargne de l’Etat 3/18/2025	4.414	10,000	9,906
British Columbia (Province of) 1/28/2025	4.530	6,000	5,980
British Columbia (Province of) 2/25/2025	4.550	5,500	5,462
CAFCO, LLC 3/4/2025[1]	4.540	12,000	11,906
Caisse des Dépôts et Consignations 1/22/2025	4.550	11,000	10,971
Chevron Corp. 1/23/2025[1]	4.580	10,200	10,172
Cisco Systems, Inc. 1/17/2025[1]	4.600	7,000	6,986
DBS Bank, Ltd. 1/14/2025[1]	4.500	7,000	6,988
Desjardins Group 3/4/2025[1]	4.530	12,200	12,105
Honeywell International, Inc. 1/8/2025[1]	3.978	7,000	6,993
KfW 3/7/2025[1]	4.450	10,000	9,921
Komatsu Finance America, Inc. 1/2/2025[1]	4.550	6,000	5,998
Komatsu Finance America, Inc. 1/16/2025[1]	4.500	5,600	5,589
LVMH Moët Hennessy Louis Vuitton, Inc. 3/5/2025[1]	4.490	9,000	8,929
Manhattan Asset Funding Company, LLC 3/11/2025[1]	4.500	5,275	5,229
Novartis Finance Corp. 1/8/2025[1]	4.560	6,400	6,394
Oversea-Chinese Banking Corp., Ltd. 3/18/2025[1]	4.450	8,000	7,924
Paccar Financial Corp. 1/9/2025	4.560	12,000	11,987
PepsiCo, Inc. 2/25/2025[1]	4.480	11,100	11,025
Québec (Province of) 2/11/2025[1]	4.480	11,000	10,945
Sanofi 1/22/2025[1]	4.486	11,000	10,971

			225,280

Federal agency bills & notes 21.42%
Federal Farm Credit Banks 1/22/2025	4.220	11,100	11,071
Federal Farm Credit Banks 1/28/2025	4.198	10,000	9,969
Federal Farm Credit Banks 1/29/2025	4.327	10,000	9,969
Federal Home Loan Bank 1/3/2025	4.550	7,500	7,499
Federal Home Loan Bank 1/8/2025	4.550	7,600	7,595
Federal Home Loan Bank 1/15/2025	4.535	8,400	8,387
Federal Home Loan Bank 1/27/2025	4.500	2,400	2,393
Federal Home Loan Bank 2/12/2025	4.385	9,650	9,603
Federal Home Loan Bank 2/26/2025	4.432	6,100	6,061

			72,547

U.S. Treasury bills 12.79%
U.S. Treasury 1/2/2025	4.511	6,500	6,500
U.S. Treasury 1/9/2025	4.528	12,500	12,490
U.S. Treasury 1/16/2025	4.526	15,400	15,375
U.S. Treasury 1/21/2025	4.450	2,500	2,494
U.S. Treasury 2/4/2025	4.478	6,500	6,475

			43,334

Total short-term securities (cost: $341,138,000)			341,161

Total investment securities 100.73% (cost: $341,138,000)			341,161
Other assets less liabilities (0.73)%			(2,483)

Net assets 100.00%			$338,678

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $180,974,000, which represented 53.44% of the net assets of the fund.

245	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	246

U.S. Government Securities Fund®

Investment portfolio December 31, 2024

Bonds, notes & other debt instruments 87.68%		Principal amount (000)		Value (000)

Mortgage-backed obligations 54.53%
Federal agency mortgage-backed obligations 54.47%	Fannie Mae Pool #745316 6.50% 2/1/2026[1]	USD10		$10
	Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]	13		13
	Fannie Mae Pool #257431 6.50% 10/1/2028[1]	1		1
	Fannie Mae Pool #695412 5.00% 6/1/2033[1]	–	[2]	–	[2]
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]	3		3
	Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]	492		476
	Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]	1,103		1,066
	Fannie Mae Pool #940890 6.50% 6/1/2037[1]	–	[2]	–	[2]
	Fannie Mae Pool #256828 7.00% 7/1/2037[1]	3		3
	Fannie Mae Pool #256860 6.50% 8/1/2037[1]	10		10
	Fannie Mae Pool #888698 7.00% 10/1/2037[1]	12		12
	Fannie Mae Pool #970343 6.00% 2/1/2038[1]	13		13
	Fannie Mae Pool #931768 5.00% 8/1/2039[1]	4		4
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]	18		18
	Fannie Mae Pool #932606 5.00% 2/1/2040[1]	7		7
	Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]	25,357		21,189
	Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]	272		271
	Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]	146		145
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]	30		30
	Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]	128		128
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]	20		19
	Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]	78		78
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]	12		12
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]	2,503		2,082
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]	8		8
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	1,150		955
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]	17		16
	Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]	745		618
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]	4		4
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]	6		5
	Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]	30		27
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]	7		6
	Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]	55		50
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]	3,705		3,347
	Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]	47		42
	Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]	13		11
	Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]	6		6
	Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]	6		5
	Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]	3		3
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]	5		5
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]	108		100
	Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]	2,649		2,383
	Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]	35		32
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]	68		63
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]	93		87
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]	25		23
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]	14		13
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]	954		858
	Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]	358		322
	Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]	94		84
	Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]	474		428
	Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]	261		234
	Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]	2,992		2,591
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]	768		637
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]	27		23
	Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]	485		400
	Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	165		137
	Fannie Mae Pool #CA7739 2.50% 11/1/2050[1]	1,655		1,377
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	201		158
	Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]	70		55
	Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]	944		749

247	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]	USD598	$470
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	9	7
	Fannie Mae Pool #FM6856 2.50% 4/1/2051[1]	359	296
	Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]	6	4
	Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]	4,728	4,092
	Fannie Mae Pool #BR2095 2.50% 7/1/2051[1]	1,392	1,145
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	168	139
	Fannie Mae Pool #FM8422 2.50% 8/1/2051[1]	517	422
	Fannie Mae Pool #FM8745 2.50% 9/1/2051[1]	1,290	1,052
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	611	504
	Fannie Mae Pool #FS1630 2.50% 9/1/2051[1]	387	315
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	44	35
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]	1,083	894
	Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]	698	608
	Fannie Mae Pool #CB2555 2.50% 1/1/2052[1]	58	47
	Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]	2,039	1,751
	Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]	412	321
	Fannie Mae Pool #FS5037 2.50% 2/1/2052[1]	394	322
	Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]	175	145
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]	3,222	2,789
	Fannie Mae Pool #CB3140 4.00% 3/1/2052[1]	419	385
	Fannie Mae Pool #CB3354 2.50% 4/1/2052[1]	7,485	6,106
	Fannie Mae Pool #CB3528 4.00% 5/1/2052[1]	600	550
	Fannie Mae Pool #FS7329 2.00% 6/1/2052[1]	105	82
	Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]	2,713	2,487
	Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]	55	54
	Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]	48	47
	Fannie Mae Pool #FS6986 2.00% 7/1/2052[1]	218	171
	Fannie Mae Pool #FS7879 2.50% 7/1/2052[1]	44	36
	Fannie Mae Pool #FS6362 3.50% 8/1/2052[1]	2,382	2,113
	Fannie Mae Pool #BW7327 4.50% 8/1/2052[1]	2,868	2,705
	Fannie Mae Pool #BV8976 5.00% 8/1/2052[1]	317	307
	Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]	51	49
	Fannie Mae Pool #MA4732 4.00% 9/1/2052[1]	1,285	1,178
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]	682	642
	Fannie Mae Pool #FS4611 5.00% 9/1/2052[1]	9,063	8,779
	Fannie Mae Pool #FS3056 2.00% 10/1/2052[1]	3,390	2,643
	Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]	939	888
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]	847	801
	Fannie Mae Pool #FS5994 5.00% 10/1/2052[1]	8,747	8,476
	Fannie Mae Pool #BX1004 5.00% 10/1/2052[1]	4,993	4,830
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]	635	629
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]	575	569
	Fannie Mae Pool #CB4917 5.50% 10/1/2052[1]	89	88
	Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]	235	241
	Fannie Mae Pool #CB5118 4.00% 11/1/2052[1]	54	50
	Fannie Mae Pool #BX3198 4.00% 12/1/2052[1]	54	49
	Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]	2,670	2,517
	Fannie Mae Pool #BX6121 6.00% 1/1/2053[1]	2,072	2,095
	Fannie Mae Pool #BY1411 4.00% 2/1/2053[1]	1,398	1,280
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]	10	9
	Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]	762	778
	Fannie Mae Pool #BX6803 6.00% 3/1/2053[1]	984	990
	Fannie Mae Pool #CB5919 6.00% 3/1/2053[1]	880	886
	Fannie Mae Pool #CB5912 6.00% 3/1/2053[1]	634	642
	Fannie Mae Pool #BY2249 4.00% 4/1/2053[1]	228	209
	Fannie Mae Pool #MA4979 5.50% 4/1/2053[1]	2,230	2,203
	Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]	380	393
	Fannie Mae Pool #MA5027 4.00% 5/1/2053[1]	973	891
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]	330	326
	Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]	1,948	1,962

American Funds Insurance Series	248

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BW9778 4.00% 6/1/2053[1]	USD1,380	$1,264
	Fannie Mae Pool #CB6590 4.00% 6/1/2053[1]	74	68
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]	3,020	2,984
	Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]	3,049	3,069
	Fannie Mae Pool #FS4933 6.00% 6/1/2053[1]	2,105	2,120
	Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]	1,877	1,901
	Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]	1,510	1,521
	Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]	1,419	1,436
	Fannie Mae Pool #CB6626 4.00% 7/1/2053[1]	808	740
	Fannie Mae Pool #BW9646 4.00% 7/1/2053[1]	46	42
	Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]	2,947	2,775
	Fannie Mae Pool #CB6719 4.50% 7/1/2053[1]	379	357
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]	10,241	10,126
	Fannie Mae Pool #MA5073 6.00% 7/1/2053[1]	1,790	1,800
	Fannie Mae Pool #FS5343 6.00% 7/1/2053[1]	302	304
	Fannie Mae Pool #MA5127 4.00% 8/1/2053[1]	63	58
	Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]	463	437
	Fannie Mae Pool #MA5107 5.50% 8/1/2053[1]	211	209
	Fannie Mae Pool #CB7216 4.00% 9/1/2053[1]	27	25
	Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]	6,942	7,105
	Fannie Mae Pool #MA5177 4.00% 10/1/2053[1]	2,715	2,485
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]	22,730	22,454
	Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]	552	555
	Fannie Mae Pool #CB7242 6.50% 10/1/2053[1]	736	756
	Fannie Mae Pool #MA5167 6.50% 10/1/2053[1]	252	258
	Fannie Mae Pool #FS7252 5.00% 11/1/2053[1]	9,449	9,141
	Fannie Mae Pool #MA5236 4.00% 12/1/2053[1]	24	22
	Fannie Mae Pool #FS6668 5.50% 12/1/2053[1]	542	536
	Fannie Mae Pool #MA5215 5.50% 12/1/2053[1]	153	151
	Fannie Mae Pool #CB7624 6.50% 12/1/2053[1]	13,524	13,853
	Fannie Mae Pool #FS6873 6.50% 1/1/2054[1]	3,910	4,004
	Fannie Mae Pool #FS7990 4.00% 2/1/2054[1]	997	914
	Fannie Mae Pool #MA5283 4.00% 2/1/2054[1]	927	848
	Fannie Mae Pool #FS9507 4.50% 2/1/2054[1]	4,269	4,021
	Fannie Mae Pool #FS6809 5.50% 2/1/2054[1]	500	494
	Fannie Mae Pool #MA5296 5.50% 3/1/2054[1]	1,003	991
	Fannie Mae Pool #DA7881 5.50% 3/1/2054[1]	405	400
	Fannie Mae Pool #MA5341 4.00% 4/1/2054[1]	2,840	2,600
	Fannie Mae Pool #CB8328 5.50% 4/1/2054[1]	1,311	1,302
	Fannie Mae Pool #DB1235 6.00% 4/1/2054[1]	673	683
	Fannie Mae Pool #MA5329 6.50% 4/1/2054[1]	1,778	1,816
	Fannie Mae Pool #CB8387 6.50% 4/1/2054[1]	1,354	1,394
	Fannie Mae Pool #MA5353 5.50% 5/1/2054[1]	5,852	5,779
	Fannie Mae Pool #MA5355 6.50% 5/1/2054[1]	16,358	16,712
	Fannie Mae Pool #CB8507 6.50% 5/1/2054[1]	2,025	2,078
	Fannie Mae Pool #CB8751 4.50% 6/1/2054[1]	699	658
	Fannie Mae Pool #CB8755 6.00% 6/1/2054[1]	3,188	3,224
	Fannie Mae Pool #DB6878 6.00% 6/1/2054[1]	1,733	1,742
	Fannie Mae Pool #CB8725 6.50% 6/1/2054[1]	4,728	4,874
	Fannie Mae Pool #MA5417 4.00% 7/1/2054[1]	43	39
	Fannie Mae Pool #BU4700 6.00% 7/1/2054[1]	7,886	7,975
	Fannie Mae Pool #FS8591 6.00% 7/1/2054[1]	4,008	4,057
	Fannie Mae Pool #DB6901 6.00% 7/1/2054[1]	1,097	1,104
	Fannie Mae Pool #BU4707 6.00% 7/1/2054[1]	963	968
	Fannie Mae Pool #CB8872 6.50% 7/1/2054[1]	7,260	7,502
	Fannie Mae Pool #CB8876 6.50% 7/1/2054[1]	2,091	2,144
	Fannie Mae Pool #DB6906 6.50% 7/1/2054[1]	1,828	1,867
	Fannie Mae Pool #FS8317 6.50% 7/1/2054[1]	1,186	1,221
	Fannie Mae Pool #MA5441 4.00% 8/1/2054[1]	2,983	2,730
	Fannie Mae Pool #DC0299 6.00% 8/1/2054[1]	2,370	2,384
	Fannie Mae Pool #DB7692 6.00% 8/1/2054[1]	2,333	2,347

249	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #DB7792 6.00% 8/1/2054[1]	USD632		$635
	Fannie Mae Pool #FS8757 6.00% 8/1/2054[1]	240		243
	Fannie Mae Pool #BU4916 6.00% 8/1/2054[1]	123		124
	Fannie Mae Pool #FS8756 6.00% 8/1/2054[1]	98		99
	Fannie Mae Pool #MA5446 6.50% 8/1/2054[1]	29,174		29,803
	Fannie Mae Pool #MA5467 4.00% 9/1/2054[1]	472		432
	Fannie Mae Pool #FS9009 5.50% 9/1/2054[1]	2,039		2,024
	Fannie Mae Pool #MA5494 4.00% 10/1/2054[1]	2,996		2,742
	Fannie Mae Pool #BU5166 6.00% 10/1/2054[1]	1,486		1,503
	Fannie Mae Pool #MA5528 4.00% 11/1/2054[1]	1,991		1,822
	Fannie Mae Pool #DC5704 4.00% 11/1/2054[1]	134		122
	Fannie Mae Pool #MA5529 4.50% 11/1/2054[1]	3,477		3,272
	Fannie Mae Pool #BU5165 5.50% 11/1/2054[1]	213		211
	Fannie Mae Pool #CB9432 6.00% 11/1/2054[1]	409		415
	Fannie Mae Pool #MA5550 4.00% 12/1/2054[1]	7,116		6,512
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	1,198		1,001
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	374		352
	Fannie Mae Pool #BF0765 3.50% 9/1/2063[1]	461		401
	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]	–	[2]	–	[2]
	Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]	–	[2]	–	[2]
	Freddie Mac Pool #ZS8907 6.50% 10/1/2026[1]	–	[2]	–	[2]
	Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]	1		1
	Freddie Mac Pool #1H1354 7.008% 11/1/2036[1,3]	34		36
	Freddie Mac Pool #C03518 5.00% 9/1/2040[1]	240		239
	Freddie Mac Pool #G06459 5.00% 5/1/2041[1]	502		501
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	670		557
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	659		547
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	1,560		1,293
	Freddie Mac Pool #RB5154 2.50% 4/1/2042[1]	9,459		8,036
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]	3		3
	Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]	22		20
	Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]	26		24
	Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]	116		109
	Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]	169		153
	Freddie Mac Pool #760014 3.426% 8/1/2045[1,3]	218		214
	Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]	42		38
	Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]	63		57
	Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]	6,011		5,559
	Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]	46		41
	Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]	42		38
	Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]	35		31
	Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]	31		28
	Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]	24		21
	Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]	19		17
	Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]	12		11
	Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]	11		10
	Freddie Mac Pool #G67711 4.00% 3/1/2048[1]	1,143		1,065
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]	60		56
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]	53		49
	Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]	24		21
	Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]	14		13
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]	93		87
	Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]	5,717		5,304
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]	168		161
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]	87		84
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]	61		58
	Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]	18		17
	Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]	135		121
	Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]	41		37
	Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]	324		292
	Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]	165		148

American Funds Insurance Series	250

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]	USD28	$24
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]	1,216	955
	Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]	1,862	1,534
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	33	26
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	55	43
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	2,101	1,661
	Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]	141	122
	Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]	8,733	7,202
	Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]	430	341
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	456	377
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]	284	234
	Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]	133	115
	Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]	11,509	10,354
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	161	143
	Freddie Mac Pool #QD9477 4.00% 4/1/2052[1]	352	322
	Freddie Mac Pool #8D0226 2.539% 5/1/2052[1,3]	443	398
	Freddie Mac Pool #SD8213 3.00% 5/1/2052[1]	8,770	7,463
	Freddie Mac Pool #SD5368 2.50% 7/1/2052[1]	755	615
	Freddie Mac Pool #SD8225 3.00% 7/1/2052[1]	3,327	2,834
	Freddie Mac Pool #SD4554 4.00% 8/1/2052[1]	142	130
	Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]	184	173
	Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]	793	768
	Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]	48	46
	Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]	42	40
	Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]	860	810
	Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]	212	200
	Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]	126	118
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]	9,945	9,638
	Freddie Mac Pool #SD8256 4.00% 10/1/2052[1]	1,428	1,308
	Freddie Mac Pool #SD3782 4.50% 10/1/2052[1]	3,308	3,119
	Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]	3,216	3,032
	Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]	84	79
	Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]	1,052	1,011
	Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]	966	913
	Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]	1,987	1,966
	Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]	4,578	4,699
	Freddie Mac Pool #QF8523 4.00% 2/1/2053[1]	771	706
	Freddie Mac Pool #SD8305 4.00% 3/1/2053[1]	799	732
	Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]	905	895
	Freddie Mac Pool #QG1653 6.00% 4/1/2053[1]	855	860
	Freddie Mac Pool #QG0259 6.00% 4/1/2053[1]	464	467
	Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]	86	81
	Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]	808	799
	Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]	527	521
	Freddie Mac Pool #SD8325 6.00% 5/1/2053[1]	4,025	4,048
	Freddie Mac Pool #QG3763 6.00% 5/1/2053[1]	1,803	1,815
	Freddie Mac Pool #SD2979 6.50% 5/1/2053[1]	272	281
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]	1,525	1,508
	Freddie Mac Pool #SD8332 6.00% 6/1/2053[1]	15,501	15,596
	Freddie Mac Pool #SD3175 6.00% 6/1/2053[1]	3,899	3,926
	Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]	1,995	2,009
	Freddie Mac Pool #QG5227 6.00% 6/1/2053[1]	907	914
	Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]	429	434
	Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]	393	399
	Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]	275	278
	Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]	197	202
	Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]	2,126	2,188
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]	1,872	1,920
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]	1,758	1,816
	Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]	1,716	1,773
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]	1,239	1,282

251	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]	USD932	$962
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]	665	681
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]	485	508
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]	17,688	17,490
	Freddie Mac Pool #SD3386 5.50% 7/1/2053[1]	634	627
	Freddie Mac Pool #SD8343 6.00% 7/1/2053[1]	25,018	25,189
	Freddie Mac Pool #SD8350 6.00% 8/1/2053[1]	21,195	21,321
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]	754	745
	Freddie Mac Pool #SD3857 6.00% 9/1/2053[1]	41,244	41,468
	Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]	2,228	2,245
	Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]	96	98
	Freddie Mac Pool #SD8366 5.00% 10/1/2053[1]	11,284	10,910
	Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]	4,951	4,980
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]	12,706	12,976
	Freddie Mac Pool #SD8370 4.50% 11/1/2053[1]	734	691
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]	3,316	3,278
	Freddie Mac Pool #SD4318 6.50% 11/1/2053[1]	11,362	11,638
	Freddie Mac Pool #SD8392 4.00% 12/1/2053[1]	1,763	1,614
	Freddie Mac Pool #SD8381 4.50% 12/1/2053[1]	804	757
	Freddie Mac Pool #SD8386 7.00% 12/1/2053[1]	7,471	7,752
	Freddie Mac Pool #SD8393 4.50% 1/1/2054[1]	171	161
	Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]	2,058	2,033
	Freddie Mac Pool #RA9888 6.50% 1/1/2054[1]	5,495	5,628
	Freddie Mac Pool #RJ0854 6.50% 1/1/2054[1]	447	458
	Freddie Mac Pool #SD8398 7.00% 1/1/2054[1]	9,857	10,230
	Freddie Mac Pool #QI0100 4.00% 2/1/2054[1]	161	147
	Freddie Mac Pool #SD8401 5.50% 2/1/2054[1]	983	971
	Freddie Mac Pool #SD4894 6.00% 2/1/2054[1]	4,408	4,460
	Freddie Mac Pool #SD4975 6.00% 2/1/2054[1]	227	228
	Freddie Mac Pool #SD8408 5.50% 3/1/2054[1]	527	521
	Freddie Mac Pool #SD8425 4.00% 4/1/2054[1]	525	481
	Freddie Mac Pool #RJ1216 5.50% 4/1/2054[1]	587	583
	Freddie Mac Pool #RJ1215 5.50% 4/1/2054[1]	106	104
	Freddie Mac Pool #QI2895 6.00% 4/1/2054[1]	497	503
	Freddie Mac Pool #RJ1448 5.50% 5/1/2054[1]	492	488
	Freddie Mac Pool #SD8432 6.00% 5/1/2054[1]	435	437
	Freddie Mac Pool #SD5404 6.50% 5/1/2054[1]	2,668	2,746
	Freddie Mac Pool #RJ1535 6.50% 5/1/2054[1]	1,332	1,367
	Freddie Mac Pool #SD8435 4.00% 6/1/2054[1]	56	51
	Freddie Mac Pool #RJ1779 6.00% 6/1/2054[1]	12,342	12,496
	Freddie Mac Pool #SD8439 6.00% 6/1/2054[1]	181	182
	Freddie Mac Pool #RJ1792 6.50% 6/1/2054[1]	3,120	3,209
	Freddie Mac Pool #RJ1726 6.50% 6/1/2054[1]	1,159	1,195
	Freddie Mac Pool #RJ1725 6.50% 6/1/2054[1]	716	736
	Freddie Mac Pool #SD5949 6.00% 7/1/2054[1]	8,817	8,885
	Freddie Mac Pool #QI8874 6.00% 7/1/2054[1]	3,217	3,251
	Freddie Mac Pool #SD5813 6.00% 7/1/2054[1]	263	266
	Freddie Mac Pool #RJ1986 6.50% 7/1/2054[1]	7,694	7,870
	Freddie Mac Pool #SD8448 6.50% 7/1/2054[1]	3,031	3,095
	Freddie Mac Pool #SD5986 6.50% 7/1/2054[1]	2,570	2,641
	Freddie Mac Pool #QJ1153 4.00% 8/1/2054[1]	653	597
	Freddie Mac Pool #SD6286 5.50% 8/1/2054[1]	4,357	4,327
	Freddie Mac Pool #SD8453 5.50% 8/1/2054[1]	1,053	1,040
	Freddie Mac Pool #RJ2210 6.00% 8/1/2054[1]	3,494	3,515
	Freddie Mac Pool #RJ2211 6.00% 8/1/2054[1]	1,905	1,935
	Freddie Mac Pool #RJ2216 6.00% 8/1/2054[1]	1,618	1,631
	Freddie Mac Pool #RJ2213 6.00% 8/1/2054[1]	1,300	1,318
	Freddie Mac Pool #RJ2245 6.00% 8/1/2054[1]	1,246	1,259
	Freddie Mac Pool #SD6029 6.00% 8/1/2054[1]	154	157
	Freddie Mac Pool #SD8455 6.50% 8/1/2054[1]	66,703	68,144
	Freddie Mac Pool #RJ2222 6.50% 8/1/2054[1]	4,233	4,373

American Funds Insurance Series	252

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD8480 4.00% 9/1/2054[1]	USD10,979	$10,045
	Freddie Mac Pool #RJ2314 6.00% 9/1/2054[1]	516	522
	Freddie Mac Pool #RJ2312 6.00% 9/1/2054[1]	288	293
	Freddie Mac Pool #RJ2308 6.00% 9/1/2054[1]	266	270
	Freddie Mac Pool #RJ2306 6.00% 9/1/2054[1]	244	247
	Freddie Mac Pool #RJ2309 6.00% 9/1/2054[1]	159	160
	Freddie Mac Pool #SD8464 6.50% 9/1/2054[1]	8,143	8,319
	Freddie Mac Pool #SD6702 6.50% 9/1/2054[1]	5,242	5,387
	Freddie Mac Pool #SD8481 4.00% 10/1/2054[1]	2,981	2,727
	Freddie Mac Pool #SD6883 6.00% 10/1/2054[1]	5,433	5,513
	Freddie Mac Pool #SD8484 4.00% 11/1/2054[1]	2,586	2,366
	Freddie Mac Pool #SD8473 4.50% 11/1/2054[1]	23	22
	Freddie Mac Pool #SD8487 4.00% 12/1/2054[1]	77	71
	Freddie Mac Pool #QX1414 5.50% 12/1/2054[1]	2,754	2,720
	Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]	3,875	3,815
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]	3,717	3,457
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]	741	636
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]	299	258
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]	3,799	3,506
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]	3,380	3,125
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	811	680
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]	1,136	1,008
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	377	359
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]	3,596	3,153
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]	444	421
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]	1,655	1,562
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	631	551
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]	340	297
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]	1,438	1,316
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]	14,585	14,017
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]	3,732	3,466
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]	1,055	954
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]	435	369
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	3,614	3,418
	Government National Mortgage Assn. 3.00% 1/1/2055[1,4]	236	205
	Government National Mortgage Assn. 3.50% 1/1/2055[1,4]	55	49
	Government National Mortgage Assn. 5.00% 1/1/2055[1,4]	5	5
	Government National Mortgage Assn. 5.50% 1/1/2055[1,4]	1,905	1,889
	Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]	62	64
	Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]	11	11
	Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]	129	135
	Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]	26	27

253	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]	USD137	$137
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]	66	69
	Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]	1,890	1,923
	Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]	670	674
	Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]	447	430
	Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]	16	14
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]	800	642
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]	701	562
	Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]	4,724	3,870
	Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051[1]	2,051	1,715
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]	659	542
	Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]	3,676	3,099
	Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[1]	86	72
	Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]	3,137	2,607
	Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]	1,645	1,370
	Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]	1,032	858
	Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]	752	619
	Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]	914	764
	Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052[1]	195	169
	Government National Mortgage Assn. Pool #MA8044 3.50% 5/20/2052[1]	2,228	1,993
	Government National Mortgage Assn. Pool #MA8199 3.50% 8/20/2052[1]	665	595
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]	4,218	3,774
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]	324	299
	Government National Mortgage Assn. Pool #MA8567 4.00% 1/20/2053[1]	439	405
	Government National Mortgage Assn. Pool #MA8723 4.00% 3/20/2053[1]	222	204
	Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[1]	56	54
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]	4,453	4,215
	Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]	2,854	2,701
	Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]	1,189	1,125
	Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054[1]	4,526	4,173
	Government National Mortgage Assn. Pool #MB0023 4.00% 11/20/2054[1]	5,947	5,482
	Government National Mortgage Assn. Pool #MB0024 4.50% 11/20/2054[1]	1,423	1,347
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]	429	313
	Uniform Mortgage-Backed Security 2.00% 1/1/2040[1,4]	1,115	985
	Uniform Mortgage-Backed Security 2.50% 1/1/2040[1,4]	2,275	2,066
	Uniform Mortgage-Backed Security 4.00% 1/1/2040[1,4]	920	883
	Uniform Mortgage-Backed Security 5.00% 1/1/2040[1,4]	780	776
	Uniform Mortgage-Backed Security 2.00% 1/1/2055[1,4]	1,319	1,026
	Uniform Mortgage-Backed Security 2.50% 1/1/2055[1,4]	1,231	1,002
	Uniform Mortgage-Backed Security 3.00% 1/1/2055[1,4]	6,885	5,849
	Uniform Mortgage-Backed Security 3.50% 1/1/2055[1,4]	19,863	17,570
	Uniform Mortgage-Backed Security 4.50% 1/1/2055[1,4]	554	521
	Uniform Mortgage-Backed Security 5.00% 1/1/2055[1,4]	5,792	5,591
	Uniform Mortgage-Backed Security 6.00% 1/1/2055[1,4]	11,178	11,231
	Uniform Mortgage-Backed Security 4.50% 2/1/2055[1,4]	682	642

			991,465

Collateralized mortgage-backed obligations 0.06%	FARM Mortgage Trust, Series 2024-1, Class A, 4.721% 10/1/2053[1,3,5]	1,073	1,008

	Total mortgage-backed obligations		992,473

U.S. Treasury bonds & notes 29.51%
U.S. Treasury 25.50%	U.S. Treasury 4.625% 6/30/2025	5,863	5,878
	U.S. Treasury 3.125% 8/15/2025	390	387
	U.S. Treasury 3.00% 9/30/2025	3,090	3,062
	U.S. Treasury 5.00% 9/30/2025	3,170	3,187
	U.S. Treasury 3.00% 10/31/2025	1,395	1,382
	U.S. Treasury 4.25% 12/31/2025	17,685	17,691

American Funds Insurance Series	254

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 4.25% 1/31/2026	USD30,610	$30,618
	U.S. Treasury 4.625% 2/28/2026	9,375	9,415
	U.S. Treasury 4.625% 3/15/2026	11,050	11,100
	U.S. Treasury 4.50% 3/31/2026	1,435	1,439
	U.S. Treasury 4.875% 4/30/2026	35,525	35,812
	U.S. Treasury 0.875% 6/30/2026	2,065	1,966
	U.S. Treasury 4.50% 7/15/2026	10,366	10,406
	U.S. Treasury 4.375% 7/31/2026	25,795	25,846
	U.S. Treasury 4.625% 9/15/2026	10,209	10,272
	U.S. Treasury 3.50% 9/30/2026	11,100	10,963
	U.S. Treasury 4.50% 4/15/2027	30,000	30,158
	U.S. Treasury 0.50% 4/30/2027	1,250	1,147
	U.S. Treasury 2.625% 5/31/2027	2,290	2,205
	U.S. Treasury 3.75% 8/15/2027	5,043	4,980
	U.S. Treasury 3.625% 5/31/2028	14,850	14,528
	U.S. Treasury 1.25% 6/30/2028	3,325	2,998
	U.S. Treasury 4.00% 6/30/2028	6,907	6,838
	U.S. Treasury 1.00% 7/31/2028	970	864
	U.S. Treasury 4.125% 7/31/2028	17,685	17,567
	U.S. Treasury 2.625% 2/15/2029	3,270	3,058
	U.S. Treasury 4.50% 5/31/2029	17,450	17,540
	U.S. Treasury 2.625% 7/31/2029	9,309	8,640
	U.S. Treasury 4.00% 7/31/2029	15,070	14,839
	U.S. Treasury 4.125% 10/31/2029	4,800	4,747
	U.S. Treasury 4.125% 11/30/2029	10,200	10,088
	U.S. Treasury 3.75% 6/30/2030	17,030	16,481
	U.S. Treasury 4.625% 9/30/2030	1,290	1,303
	U.S. Treasury 4.875% 10/31/2030	625	639
	U.S. Treasury 4.25% 6/30/2031	9,625	9,509
	U.S. Treasury 4.125% 11/30/2031	3,240	3,172
	U.S. Treasury 2.75% 8/15/2032	8,095	7,184
	U.S. Treasury 3.875% 8/15/2033	3,180	3,029
	U.S. Treasury 4.375% 5/15/2034	4,992	4,919
	U.S. Treasury 3.875% 8/15/2034	1,970	1,864
	U.S. Treasury 4.50% 8/15/2039[6]	13,655	13,303
	U.S. Treasury 4.625% 2/15/2040	90	89
	U.S. Treasury 1.375% 11/15/2040	1,945	1,206
	U.S. Treasury 3.875% 5/15/2043	820	723
	U.S. Treasury 4.375% 8/15/2043	40	38
	U.S. Treasury 4.125% 8/15/2044[6]	11,760	10,654
	U.S. Treasury 2.50% 2/15/2045	4,850	3,369
	U.S. Treasury 2.50% 2/15/2046	3,900	2,669
	U.S. Treasury 2.50% 5/15/2046	1,585	1,080
	U.S. Treasury 2.875% 11/15/2046	2,700	1,964
	U.S. Treasury 3.00% 8/15/2048	750	549
	U.S. Treasury 2.375% 11/15/2049	1,435	914
	U.S. Treasury 1.25% 5/15/2050[6]	14,825	7,044
	U.S. Treasury 1.375% 8/15/2050	4,330	2,116
	U.S. Treasury 1.625% 11/15/2050[6]	26,165	13,671
	U.S. Treasury 1.875% 2/15/2051	5,892	3,283
	U.S. Treasury 2.375% 5/15/2051	6,280	3,955
	U.S. Treasury 2.00% 8/15/2051	5,226	2,991
	U.S. Treasury 1.875% 11/15/2051	3,164	1,748
	U.S. Treasury 3.00% 8/15/2052	895	643
	U.S. Treasury 4.00% 11/15/2052	1,849	1,613
	U.S. Treasury 4.75% 11/15/2053	205	203
	U.S. Treasury 4.25% 2/15/2054[6]	11,130	10,171

255	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 4.625% 5/15/2054	USD5,610	$5,461
	U.S. Treasury 4.25% 8/15/2054	6,935	6,346
	U.S. Treasury, interest only, 0% 11/15/2040[6]	1,110	499

			464,023

U.S. Treasury inflation-protected securities 4.01%	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[7]	4,192	4,168
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[7]	2,360	2,347
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[7]	11,082	10,776
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[7]	2,870	2,751
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/2029[7]	36,185	35,591
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[7]	1,060	934
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[7]	3,296	2,859
	U.S. Treasury Inflation-Protected Security 1.875% 7/15/2034[7]	6,976	6,764
	U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[7]	137	133
	U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[6,7]	1,460	1,119
	U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[7]	1,702	1,248
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[7]	314	229
	U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[7]	357	208
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[7]	140	77
	U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[7]	1,253	1,005
	U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054[7]	3,050	2,826

			73,035

	Total U.S. Treasury bonds & notes		537,058

Federal agency bonds & notes 3.64%
	Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	136	134
	Fannie Mae 7.125% 1/15/2030[6]	2,000	2,242
	Federal Home Loan Bank 3.25% 11/16/2028	6,500	6,273
	Federal Home Loan Bank 5.50% 7/15/2036	300	318
	Private Export Funding Corp. 1.40% 7/15/2028	3,000	2,706
	Tennessee Valley Authority 0.75% 5/15/2025	3,700	3,652
	Tennessee Valley Authority 2.875% 2/1/2027	5,000	4,866
	Tennessee Valley Authority 4.65% 6/15/2035	1,780	1,750
	Tennessee Valley Authority 5.88% 4/1/2036	875	949
	Tennessee Valley Authority, Series A, 4.625% 9/15/2060	250	222
	Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033	729	685
	U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025	14,779	14,660
	U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026	1,139	1,161
	U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025	2,220	2,201
	U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026	2,226	2,176
	U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027	10,250	9,885
	U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028	3,064	2,940
	U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029	2,020	1,919
	U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030	1,793	1,663
	U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031	2,194	2,001

American Funds Insurance Series	256

U.S. Government Securities Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Federal agency bonds & notes (continued)
	U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032	USD2,327	$2,101
	U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033	1,639	1,462
	U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034	330	292

			66,258

	Total bonds, notes & other debt instruments (cost: $1,651,123,000)		1,595,789

Short-term securities 14.50%	Weighted average yield at acquisition

Commercial paper 5.39%
Alphabet, Inc. 1/6/2025[5]	4.320%	10,000	9,993
CHARTA, LLC 1/9/2025[5]	4.580	27,000	26,972
Chevron Corp. 1/23/2025[5]	4.580	12,200	12,166
Cisco Systems, Inc. 2/7/2025[5]	4.550	14,000	13,936
Honeywell International, Inc. 1/8/2025[5]	3.978	20,000	19,981
Paccar Financial Corp. 1/8/2025	4.560	10,000	9,990
Paccar Financial Corp. 1/9/2025	4.560	5,000	4,994

			98,032

U.S. Treasury bills 0.41%
U.S. Treasury 2/6/2025	4.231	7,500	7,469

Federal agency bills & notes 8.70%
Federal Farm Credit Banks 1/22/2025	4.220	21,950	21,893
Federal Farm Credit Banks 1/29/2025	4.380	3,300	3,290
Federal Home Loan Bank 1/2/2025	4.310	10,200	10,200
Federal Home Loan Bank 1/15/2025	4.535	10,800	10,783
Federal Home Loan Bank 1/23/2025	4.255	20,000	19,950
Federal Home Loan Bank 2/7/2025	4.480	5,000	4,979
Federal Home Loan Bank 2/14/2025	4.260	11,255	11,198
Federal Home Loan Bank 2/24/2025	4.225	17,350	17,242
Federal Home Loan Bank 2/26/2025	4.432	10,000	9,935
Federal Home Loan Bank 3/5/2025	4.365	9,250	9,183
Federal Home Loan Bank 3/12/2025	4.235	20,000	19,838
Federal Home Loan Bank 3/21/2025	4.235	20,000	19,817

Total short-term securities (cost: $263,790,000)			263,809

Options purchased (equity style) 0.01%
Options purchased (equity style)*			247

Total options purchased (equity style) (cost: $371,000)			247

Total investment securities 102.19% (cost: $1,915,284,000)			1,859,845
Other assets less liabilities (2.19)%			(39,818)

Net assets 100.00%			$1,820,027

257	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

*Options purchased (equity style)

Options on futures

Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2024 (000)

Call

3 Month SOFR Futures Option	203	3/14/2025	USD97.00	USD50,750	$2
3 Month SOFR Futures Option	178	6/13/2025	97.00	44,500	18
3 Month SOFR Futures Option	427	9/12/2025	97.00	106,750	91
3 Month SOFR Futures Option	517	9/12/2025	98.00	129,250	45
3 Month SOFR Futures Option	243	12/12/2025	97.00	60,750	91

					$247

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)
30 Day Federal Funds Futures	Long	96	3/3/2025	USD38,281	$14
30 Day Federal Funds Futures	Short	11	5/1/2025	(4,392)	(1)
30 Day Federal Funds Futures	Long	14	8/1/2025	5,598	4
3 Month SOFR Futures	Long	16	3/19/2025	3,826	1
3 Month SOFR Futures	Long	271	6/18/2025	64,921	(416)
3 Month SOFR Futures	Short	25	9/17/2025	(5,997)	2
3 Month SOFR Futures	Long	404	3/18/2026	97,016	(56)
3 Month SOFR Futures	Long	3	6/17/2026	721	(7)
2 Year U.S. Treasury Note Futures	Long	4,157	4/3/2025	854,718	(722)
5 Year U.S. Treasury Note Futures	Long	4,159	4/3/2025	442,121	(2,781)
10 Year Ultra U.S. Treasury Note Futures	Long	1,237	3/31/2025	137,694	(2,336)
10 Year U.S. Treasury Note Futures	Long	1,063	3/31/2025	115,601	(1,652)
20 Year U.S. Treasury Note Futures	Short	994	3/31/2025	(113,161)	3,128
30 Year Ultra U.S. Treasury Bond Futures	Long	387	3/31/2025	46,017	(2,095)

					$(6,917)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
					Notional amount (000)	Value at 12/31/2024 (000)		Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

Receive		Pay

	Payment		Payment	Expiration
Rate	frequency	Rate	frequency	date

4.336%	Annual	U.S. EFFR	Annual	1/29/2025	USD529,000	$ –	[2]	$–	$ –	[2]
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	USD20,100	396		–	396
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	USD20,100	396		–	396
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	USD22,492	457		–	457
SOFR	Annual	3.916%	Annual	7/11/2025	USD46,800	99		–	99
4.8189%	Annual	SOFR	Annual	8/25/2025	USD8,640	29		–	29
4.8195%	Annual	SOFR	Annual	9/1/2025	USD10,300	36		–	36
4.225%	Annual	SOFR	Annual	9/30/2025	USD27,550	4		–	4

American Funds Insurance Series	258

U.S. Government Securities Fund® (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)
							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)

	Payment		Payment	Expiration	amount	12/31/2024	(received)	at 12/31/2024
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
SOFR	Annual	4.63358%	Annual	10/31/2025	USD1,381	$ (5)	$–	$ (5)
4.2035%	Annual	SOFR	Annual	1/10/2026	USD11,197	3	–	3
4.184%	Annual	SOFR	Annual	1/10/2026	USD11,198	1	–	1
4.2045%	Annual	SOFR	Annual	1/10/2026	USD1,020	– [2]	–	– [2]
4.27%	Annual	SOFR	Annual	2/16/2026	USD9,621	11	–	11
4.265%	Annual	SOFR	Annual	2/16/2026	USD4,777	5	–	5
4.3035%	Annual	SOFR	Annual	2/17/2026	USD2,874	4	–	4
4.2515%	Annual	SOFR	Annual	2/17/2026	USD2,847	3	–	3
4.2675%	Annual	SOFR	Annual	2/17/2026	USD2,771	3	–	3
4.3005%	Annual	SOFR	Annual	2/17/2026	USD1,989	3	–	3
4.288%	Annual	SOFR	Annual	2/17/2026	USD2,021	3	–	3
4.568%	Annual	SOFR	Annual	3/1/2026	USD27,000	123	–	123
4.56%	Annual	SOFR	Annual	3/1/2026	USD27,400	122	–	122
4.6275%	Annual	SOFR	Annual	3/20/2026	USD49,370	271	–	271
4.9005%	Annual	SOFR	Annual	4/17/2026	USD14,100	131	–	131
4.8705%	Annual	SOFR	Annual	4/18/2026	USD12,640	114	–	114
4.815%	Annual	SOFR	Annual	5/6/2026	USD31,500	272	–	272
4.723%	Annual	SOFR	Annual	5/7/2026	USD30,490	228	–	228
4.659%	Annual	SOFR	Annual	5/17/2026	USD55,600	379	–	379
SOFR	Annual	4.528%	Annual	6/18/2026	USD5,300	(29)	–	(29)
SOFR	Annual	4.5265%	Annual	6/18/2026	USD5,380	(30)	–	(30)
SOFR	Annual	4.5335%	Annual	6/18/2026	USD10,700	(60)	–	(60)
3.53%	Annual	SOFR	Annual	1/23/2027	USD7,300	(75)	–	(75)
3.5405%	Annual	SOFR	Annual	1/23/2027	USD12,100	(122)	–	(122)
3.535%	Annual	SOFR	Annual	1/23/2027	USD13,000	(133)	–	(133)
3.761%	Annual	SOFR	Annual	2/20/2027	USD11,800	(66)	–	(66)
3.7645%	Annual	SOFR	Annual	2/20/2027	USD23,600	(130)	–	(130)
4.5895%	Annual	SOFR	Annual	5/6/2027	USD22,710	255	–	255
3.45%	Annual	SOFR	Annual	2/1/2028	USD12,500	(220)	–	(220)
3.47%	Annual	SOFR	Annual	2/2/2028	USD11,600	(198)	–	(198)
3.616%	Annual	SOFR	Annual	2/20/2028	USD4,700	(33)	–	(33)
3.624%	Annual	SOFR	Annual	2/20/2028	USD9,800	(67)	–	(67)
3.6475%	Annual	SOFR	Annual	2/27/2028	USD19,700	(126)	–	(126)
SOFR	Annual	3.5485%	Annual	1/29/2030	USD5,200	114	–	114
SOFR	Annual	3.529%	Annual	1/29/2030	USD4,800	109	–	109
SOFR	Annual	3.528%	Annual	1/29/2030	USD4,000	91	–	91
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	USD49,000	7,962	–	7,962
3.18%	Annual	SOFR	Annual	4/17/2030	USD2,600	(106)	–	(106)
3.275%	Annual	SOFR	Annual	4/18/2030	USD2,600	(95)	–	(95)
3.353%	Annual	SOFR	Annual	4/19/2030	USD2,600	(85)	–	(85)
3.342%	Annual	SOFR	Annual	4/19/2030	USD2,600	(87)	–	(87)
3.344%	Annual	SOFR	Annual	4/20/2030	USD2,600	(87)	–	(87)
3.128%	Annual	SOFR	Annual	4/28/2030	USD2,600	(114)	–	(114)
3.285%	Annual	SOFR	Annual	5/1/2030	USD2,500	(91)	–	(91)
3.259%	Annual	SOFR	Annual	5/1/2030	USD2,600	(97)	–	(97)
3.186%	Annual	SOFR	Annual	5/9/2030	USD2,600	(107)	–	(107)
3.215%	Annual	SOFR	Annual	5/10/2030	USD2,500	(99)	–	(99)
3.29%	Annual	SOFR	Annual	5/19/2030	USD3,100	(113)	–	(113)
3.31%	Annual	SOFR	Annual	6/9/2030	USD26,800	(957)	–	(957)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD15,500	2,695	–	2,695
SOFR	Annual	4.1615%	Annual	5/15/2033	USD330	(2)	–	(2)
SOFR	Annual	4.15%	Annual	5/15/2033	USD880	(5)	–	(5)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD1,185	(4)	–	(4)

259	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

Swap contracts (continued)

Interest rate swaps (continued) Centrally cleared interest rate swaps (continued)

						Value at 12/31/2024 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2024 (000)

Receive		Pay		Expiration date	Notional amount (000)
Rate	Payment frequency	Rate	Payment frequency

SOFR	Annual	4.061%	Annual	8/24/2033	USD3,230	$– [2]	$–	$– [2]
SOFR	Annual	3.9519%	Annual	8/25/2033	USD3,225	26	–	26
SOFR	Annual	3.8275%	Annual	9/1/2033	USD2,300	39	–	39
SOFR	Annual	3.6025%	Annual	1/8/2034	USD4,655	162	–	162
SOFR	Annual	3.175%	Annual	2/1/2038	USD16,000	1,090	–	1,090
3.065%	Annual	SOFR	Annual	4/7/2040	USD12,300	(1,468)	–	(1,468)
3.616%	Annual	SOFR	Annual	8/5/2044	USD5,600	(369)	–	(369)
3.561%	Annual	SOFR	Annual	8/9/2044	USD4,800	(351)	–	(351)
SOFR	Annual	3.9815%	Annual	11/6/2044	USD10,330	171	–	171
SOFR	Annual	3.045%	Annual	7/27/2050	USD3,600	553	–	553
SOFR	Annual	2.85282%	Annual	12/6/2052	USD540	101	–	101
SOFR	Annual	2.93542%	Annual	12/6/2052	USD550	95	–	95
SOFR	Annual	3.01413%	Annual	1/12/2053	USD1,402	224	–	224
SOFR	Annual	3.02%	Annual	1/12/2053	USD1,400	222	–	222
SOFR	Annual	2.974%	Annual	4/17/2053	USD800	133	–	133
SOFR	Annual	3.044%	Annual	4/18/2053	USD800	124	–	124
SOFR	Annual	3.0875%	Annual	4/19/2053	USD800	118	–	118
SOFR	Annual	3.1035%	Annual	4/19/2053	USD800	116	–	116
SOFR	Annual	3.0895%	Annual	4/20/2053	USD800	118	–	118
SOFR	Annual	2.9405%	Annual	4/28/2053	USD800	138	–	138
SOFR	Annual	3.0535%	Annual	5/1/2053	USD1,600	245	–	245
SOFR	Annual	3.085%	Annual	5/9/2053	USD900	133	–	133
SOFR	Annual	3.1135%	Annual	5/10/2053	USD800	114	–	114
SOFR	Annual	3.1605%	Annual	5/19/2053	USD1,000	135	–	135
SOFR	Annual	3.6765%	Annual	2/20/2054	USD2,869	134	–	134
SOFR	Annual	3.6815%	Annual	2/20/2054	USD2,700	124	–	124
SOFR	Annual	3.7205%	Annual	2/21/2054	USD520	20	–	20
SOFR	Annual	3.47875%	Annual	8/5/2054	USD4,200	334	–	334
SOFR	Annual	3.415%	Annual	8/9/2054	USD3,700	335	–	335

						$13,792	$–	$13,792

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[4]	Purchased on a TBA basis.
[5]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $84,055,000, which represented 4.62% of the net assets of the fund.

[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $19,623,000, which represented 1.08% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation(s)

Assn. = Association	TBA = To be announced
EFFR = Effective Federal Funds Rate	USD = U.S. dollars
SOFR = Secured Overnight Financing Rate

Refer to the notes to financial statements.

American Funds Insurance Series	260

Managed Risk Growth Fund

Investment portfolio December 31, 2024

Growth funds 84.67%	Shares	Value (000)

American Funds Insurance Series – Growth Fund, Class 1	3,495,427	$445,562

Total growth funds (cost: $291,586,000)		445,562

Fixed income funds 10.03%

American Funds Insurance Series – The Bond Fund of America, Class 1	5,694,312	52,786

Total fixed income funds (cost: $54,244,000)		52,786

Short-term securities 4.96%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43%[1]	26,122,149	26,122

Total short-term securities (cost: $26,122,000)		26,122

Options purchased (equity style) 0.32%

Options purchased (equity style)*		1,702

Total options purchased (cost: $2,389,000)		1,702

Total investment securities 99.98% (cost: $374,341,000)		526,172

Other assets less liabilities 0.02%		90

Net assets 100.00%		$526,262

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2024 (000)

Put

S&P 500 Index	10	USD5,882	USD4,150.00	3/21/2025	$7
S&P 500 Index	10	5,882	4,225.00	3/21/2025	8
S&P 500 Index	10	5,882	4,250.00	3/21/2025	8
S&P 500 Index	95	55,875	4,025.00	6/20/2025	178
S&P 500 Index	100	58,816	4,050.00	6/20/2025	186
S&P 500 Index	75	44,112	4,150.00	6/20/2025	153
S&P 500 Index	425	249,969	4,325.00	6/20/2025	1,037
S&P 500 Index	10	5,882	4,400.00	6/20/2025	26
S&P 500 Index	10	5,882	4,450.00	6/20/2025	28
S&P 500 Index	25	14,704	4,475.00	6/20/2025	71

					$1,702

261	American Funds Insurance Series

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

British Pound Currency Futures	Short	1	3/17/2025	USD(78)	$– [2]
Euro Currency Futures	Short	7	3/17/2025	(909)	4
Russell 2000 E-mini Index Futures	Short	4	3/21/2025	(450)	2
Mini MSCI Emerging Markets Index Futures	Short	15	3/21/2025	(805)	10
Euro Stoxx 50 Index Futures	Short	19	3/21/2025	(963)	(4)
S&P Mid 400 E-mini Index Futures	Short	15	3/21/2025	(4,720)	15
S&P 500 E-mini Index Futures	Short	107	3/21/2025	(31,756)	440
5 Year U.S. Treasury Note Futures	Long	5	3/31/2025	532	(4)

					$463

Investments in affiliates[3]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 84.67%
American Funds Insurance Series – Growth Fund, Class 1	$431,195	$36,510	$133,380	$40,997	$70,240	$445,562	$2,417	$10,033

Fixed income funds 10.03%
American Funds Insurance Series – The Bond Fund of America, Class 1	50,749	30,350	26,722	(245)	(1,346)	52,786	2,300	–

Total 94.70%				$40,752	$68,894	$498,348	$4,717	$10,033

[1]	Rate represents the seven-day yield at 12/31/2024.
[2]	Amount less than one thousand.
[3]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	262

Managed Risk International Fund

Investment portfolio December 31, 2024

Growth funds 84.60%	Shares	Value (000)

American Funds Insurance Series – International Fund, Class 1	5,420,484	$96,701

Total growth funds (cost: $84,621,000)		96,701

Fixed income funds 10.03%

American Funds Insurance Series – The Bond Fund of America, Class 1	1,237,483	11,472

Total fixed income funds (cost: $11,769,000)		11,472

Short-term securities 4.58%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43%[1]	5,228,515	5,229

Total short-term securities (cost: $5,229,000)		5,229

Options purchased (equity style) 0.43%

Options purchased (equity style)*		492

Total options purchased (cost: $577,000)		492

Total investment securities 99.64% (cost: $102,196,000)		113,894
Other assets less liabilities 0.36%		414

Net assets 100.00%		$114,308

*Options purchased (equity style)

Equity index options
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2024 (000)

Put

iShares MSCI EAFE ETF	200	USD1,512	USD60.00	3/21/2025	$3
iShares MSCI EAFE ETF	2,600	19,659	65.00	3/21/2025	94
iShares MSCI EAFE ETF	7,000	52,927	60.00	6/20/2025	395

					$492

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

S&P 500 E-mini Index Futures	Short	10	3/21/2025	USD(2,968)	$26
Mini MSCI Emerging Markets Index Futures	Short	79	3/21/2025	(4,242)	54
MSCI EAFE Index Futures	Short	51	3/21/2025	(5,781)	24
5 Year U.S. Treasury Note Futures	Long	4	3/31/2025	425	(3)

					$101

263	American Funds Insurance Series

Managed Risk International Fund (continued)

Investments in affiliates[2]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 84.60%
American Funds Insurance Series – International Fund, Class 1	$105,419	$7,805	$19,283	$1,546	$1,214	$96,701	$1,435	$–

Fixed income funds 10.03%
American Funds Insurance Series – The Bond Fund of America, Class 1	12,408	5,417	6,038	(11)	(304)	11,472	512	–

Total 94.63%				$1,535	$910	$108,173	$1,947	$–

1Rate represents the seven-day yield at 12/31/2024.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	264

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2024

Growth-and-income funds 84.76%	Shares	Value (000)

American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	16,198,486	$273,106

Total growth-and-income funds (cost: $208,094,000)		273,106

Fixed income funds 10.10%

American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,391,471	32,524

Total fixed income funds (cost: $33,783,000)		32,524

Short-term securities 4.87%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43%[1]	15,689,917	15,690

Total short-term securities (cost: $15,690,000)		15,690

Options purchased (equity style) 0.26%

Options purchased (equity style)*		851

Total options purchased (cost: $1,491,000)		851

Total investment securities 99.99% (cost: $259,058,000)		322,171

Other assets less liabilities 0.01%		35

Net assets 100.00%		$322,206

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2024 (000)

Put

S&P 500 Index	20	USD11,763	USD4,050.00	3/21/2025	$13
S&P 500 Index	85	49,994	4,125.00	3/21/2025	60
S&P 500 Index	10	5,882	4,150.00	3/21/2025	7
S&P 500 Index	115	67,639	4,175.00	3/21/2025	85
S&P 500 Index	10	5,882	4,225.00	3/21/2025	8
S&P 500 Index	10	5,881	4,025.00	6/20/2025	19
S&P 500 Index	5	2,941	4,150.00	6/20/2025	10
S&P 500 Index	200	117,632	4,325.00	6/20/2025	488
S&P 500 Index	10	5,882	4,350.00	6/20/2025	25
S&P 500 Index	40	23,526	4,400.00	6/20/2025	104
S&P 500 Index	10	5,882	4,575.00	6/20/2025	32

					$851

265	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

S&P 500 E-mini Index Futures	Long	29	3/21/2025	USD8,607	$(66)
Euro Stoxx 50 Index Futures	Short	1	3/21/2025	(51)	– [2]
5 Year U.S. Treasury Note Futures	Long	10	3/31/2025	1,063	(8)

					$(74)

Investments in affiliates3

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 84.76%

American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$275,370	$12,410	$57,260	$222	$42,364	$273,106	$4,861	$2,242

Fixed income funds 10.10%

American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,409	13,983	12,845	(836)	(187)	32,524	1,367	–

Total 94.86%				$(614)	$42,177	$305,630	$6,228	$2,242

1Rate represents the seven-day yield at 12/31/2024.

2Amount less than one thousand.

3Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	266

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2024

Growth-and-income funds 79.79%	Shares	Value (000)

American Funds Insurance Series – Growth-Income Fund, Class 1	24,959,133	$1,736,906

Total growth-and-income funds (cost: $1,305,889,000)		1,736,906

Fixed income funds 14.96%

American Funds Insurance Series – The Bond Fund of America, Class 1	35,132,987	325,683

Total fixed income funds (cost: $334,537,000)		325,683

Short-term securities 4.78%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43%[1]	104,006,098	104,006

Total short-term securities (cost: $104,006,000)		104,006

Options purchased (equity style) 0.39%

Options purchased (equity style)*		8,473

Total options purchased (cost: $15,165,000)		8,473

Total investment securities 99.92% (cost: $1,759,597,000)		2,175,068

Other assets less liabilities 0.08%		1,798

Net assets 100.00%		$2,176,866

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2024 (000)

Put

S&P 500 Index	570	USD335,253	USD4,125.00	3/21/2025	$405
S&P 500 Index	1,600	941,061	4,150.00	3/21/2025	1,128
S&P 500 Index	455	267,614	4,175.00	3/21/2025	337
S&P 500 Index	40	23,526	4,225.00	3/21/2025	32
S&P 500 Index	30	17,645	4,250.00	3/21/2025	24
S&P 500 Index	2,000	1,176,326	4,325.00	6/20/2025	4,880
S&P 500 Index	345	202,916	4,400.00	6/20/2025	895
S&P 500 Index	50	29,408	4,450.00	6/20/2025	138
S&P 500 Index	10	5,882	4,475.00	6/20/2025	28
S&P 500 Index	50	29,408	4,550.00	6/20/2025	154
S&P 500 Index	40	23,527	4,225.00	9/19/2025	143
S&P 500 Index	80	47,053	4,300.00	9/19/2025	309

					$8,473

267	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

S&P 500 E-mini Index Futures	Long	340	3/21/2025	USD100,908	$(992)
5 Year U.S. Treasury Note Futures	Long	30	3/31/2025	3,189	(25)

					$(1,017)

Investments in affiliates2

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 79.79%

American Funds Insurance Series – Growth-Income Fund, Class 1	$1,749,625	$134,773	$439,404	$32,053	$259,859	$1,736,906	$22,773	$79,172

Fixed income funds 14.96%

American Funds Insurance Series – The Bond Fund of America, Class 1	328,068	141,378	134,316	(9,307)	(140)	325,683	14,454	–

Total 94.75%				$22,746	$259,719	$2,062,589	$37,227	$79,172

1Rate represents the seven-day yield at 12/31/2024.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	268

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2024

Asset allocation funds 94.95%	Shares	Value (000)

American Funds Insurance Series – Asset Allocation Fund, Class 1	73,866,282	$1,923,478

Total asset allocation funds (cost: $1,760,245,000)		1,923,478

Short-term securities 5.01%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43%[1]	101,436,070	101,436

Total short-term securities (cost: $101,436,000)		101,436

Options purchased (equity style) 0.07%

Options purchased (equity style)*		1,451

Total options purchased (cost: $1,946,000)		1,451

Total investment securities 100.03% (cost: $1,863,627,000)		2,026,365

Other assets less liabilities (0.03)%		(515)

Net assets 100.00%		$2,025,850

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2024 (000)

Put

S&P 500 Index	80	USD47,053	USD4,125.00	3/21/2025	$57
S&P 500 Index	20	11,763	4,175.00	3/21/2025	15
S&P 500 Index	15	8,822	4,025.00	6/20/2025	28
S&P 500 Index	35	20,586	4,050.00	6/20/2025	65
S&P 500 Index	5	2,941	4,150.00	6/20/2025	10
S&P 500 Index	390	229,384	4,325.00	6/20/2025	952
S&P 500 Index	20	11,763	4,350.00	6/20/2025	50
S&P 500 Index	20	11,763	4,450.00	6/20/2025	55
S&P 500 Index	10	5,882	4,550.00	6/20/2025	31
S&P 500 Index	35	20,586	4,575.00	6/20/2025	111
S&P 500 Index	20	11,763	4,300.00	9/19/2025	77

					$1,451

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2024 (000)

S&P 500 E-mini Index Futures	Long	52	3/21/2025	USD15,433	$(409)
5 Year U.S. Treasury Note Futures	Long	368	3/31/2025	39,120	(314)

					$(723)

269	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates[2]

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)

Asset allocation funds 94.95%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$1,999,492	$140,909	$395,647	$52,518	$126,206	$1,923,478	$45,418	$84,687

1Rate represents the seven-day yield at 12/31/2024.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	270

Financial statements

Statements of assets and liabilities at December 31, 2024	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$7,756,104	$2,967,592		$46,786,648	$6,391,198	$3,348,513
Affiliated issuers	283,574	63,522		1,049,697	397,476	94,686
Cash	109	80		226	49	827
Cash collateral received for securities on loan	1	2,292		2,112	139	1,376
Cash collateral pledged for futures contracts	–	–		–	–	185
Cash collateral pledged for swap contracts	–	–		–	–	17
Cash denominated in currencies other than U.S. dollars	100	26		1,253	460	280
Unrealized appreciation on open forward currency contracts	–	–		–	–	220
Unrealized appreciation on unfunded commitments*	–	–		–	–	–
Receivables for:
Sales of investments	1,402	27		–	791	293
Sales of fund’s shares	20,266	3,082		19,594	24,685	2,798
Dividends and interest	12,376	2,844		17,888	14,048	7,358
Variation margin on futures contracts	–	–		–	–	–
Variation margin on centrally cleared swap contracts	–	–		–	–	1
Securities lending income	9	17		6	11	23
Other	–	–	†	–	–	–	†

	8,073,941	3,039,482		47,877,424	6,828,857	3,456,577

Liabilities:
Collateral for securities on loan	8	22,924		21,119	1,385	13,763
Unrealized depreciation on open forward currency contracts	–	–		–	–	140
Bilateral swaps, at value	–	–		–	–	100
Options written, at value	–	–		–	–	–
Payables for:
Purchases of investments	1,230	4,260		6,900	2,722	5,722
Repurchases of fund’s shares	4,391	984		122,176	2,131	1,315
Investment advisory services	2,550	1,588		12,660	2,840	1,500
Insurance administrative fees	593	200		3,381	292	528
Services provided by related parties	1,166	526		6,815	985	431
Trustees’ deferred compensation	121	68		662	195	56
Variation margin on futures contracts	–	–		–	–	11
Variation margin on centrally cleared swap contracts	–	–		–	–	–
Non-U.S. taxes	5,340	18,372		–	31,217	20,912
Other	219	101		768	572	500

	15,618	49,023		174,481	42,339	44,978

Commitments and contingencies*

Net assets at December 31, 2024	$8,058,323	$2,990,459		$47,702,943	$6,786,518	$3,411,599

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,115,138	$2,284,883		$16,821,571	$5,429,187	$2,315,745
Total distributable earnings (accumulated loss)	3,943,185	705,576		30,881,372	1,357,331	1,095,854

Net assets at December 31, 2024	$8,058,323	$2,990,459		$47,702,943	$6,786,518	$3,411,599

Investment securities on loan, at value	$ 17	$ 30,764		$ 20,610	$ 5,960	$ 17,950
Investment securities, at cost
Unaffiliated issuers	4,835,691	2,291,738		19,849,066	4,782,898	2,364,537
Affiliated issuers	283,521	50,730		1,049,498	397,431	94,668
Cash denominated in currencies other than U.S. dollars, at cost	100	26		1,253	460	280
Premiums received on options written	–	–		–	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

271	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2024 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund		Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$10,850,098	$14,238		$1,847,460	$39,390,840	$310,307
Affiliated issuers	255,100	288		46,673	1,980,967	11,674
Cash	302	49		233	139	102
Cash collateral received for securities on loan	5,151	–		1,060	5,270	41
Cash collateral pledged for futures contracts	–	–		–	–	–
Cash collateral pledged for swap contracts	–	–		–	–	–
Cash denominated in currencies other than U.S. dollars	3	–		319	2,529	73
Unrealized appreciation on open forward currency contracts	–	–		–	–	10
Unrealized appreciation on unfunded commitments*	–	–		–	–	–
Receivables for:
Sales of investments	3,564	–		1,306	39,145	7
Sales of fund’s shares	3,059	–		1,059	3,700	602
Dividends and interest	15,541	8		3,880	47,506	1,130
Variation margin on futures contracts	–	–		–	–	–
Variation margin on centrally cleared swap contracts	–	–		–	–	–
Securities lending income	9	–		3	16	2
Other	1	–		12	2	–

	11,132,828	14,583		1,902,005	41,470,114	323,948

Liabilities:
Collateral for securities on loan	51,510	–		10,604	52,701	410
Unrealized depreciation on open forward currency contracts	–	–		–	–	–
Bilateral swaps, at value	–	–		–	–	–
Options written, at value	–	–		–	–	–
Payables for:
Purchases of investments	1,496	1		232	75,691	261
Repurchases of fund’s shares	8,796	–		1,057	69,205	129
Investment advisory services	2,234	3		614	8,875	133
Insurance administrative fees	1,108	–		173	1,688	100
Services provided by related parties	1,298	–		328	4,647	73
Trustees’ deferred compensation	149	–		33	691	14
Variation margin on futures contracts	–	–		–	–	–
Variation margin on centrally cleared swap contracts	–	–		–	–	–
Non-U.S. taxes	–	–		465	1,269	119
Other	223	–	†	180	353	56

	66,814	4		13,686	215,120	1,295

Commitments and contingencies*

Net assets at December 31, 2024	$11,066,014	$14,579		$1,888,319	$41,254,994	$322,653

Net assets consist of:
Capital paid in on shares of beneficial interest	$ 6,319,319	$15,012		$1,169,769	$16,857,567	$302,567
Total distributable earnings (accumulated loss)	4,746,695	(433)		718,550	24,397,427	20,086

Net assets at December 31, 2024	$11,066,014	$14,579		$1,888,319	$41,254,994	$322,653

Investment securities on loan, at value	$ 50,467	$ –		$ 10,634	$ 50,176	$ 440
Investment securities, at cost
Unaffiliated issuers	6,903,634	14,676		1,194,487	22,284,792	263,709
Affiliated issuers	255,013	288		46,666	1,793,671	11,670
Cash denominated in currencies other than U.S. dollars, at cost	3	–		319	2,529	74
Premiums received on options written	–	–		–	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	272

Financial statements (continued)

Statements of assets and liabilities at December 31, 2024 (continued)	(dollars in thousands)

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund		The Bond Fund of America	Capital World Bond Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$1,285,855		$25,165,533		$369,612		$10,586,439	$1,404,069
Affiliated issuers	91,495		2,223,781		26,140		730,121	44,361
Cash	964		4,311		204		23,658	745
Cash collateral received for securities on loan	1,120		–		–		–	–
Cash collateral pledged for futures contracts	–		–		–		–	–
Cash collateral pledged for swap contracts	–		–		–		–	–
Cash denominated in currencies other than U.S. dollars	225		178		84		1	202
Unrealized appreciation on open forward currency contracts	–		–		327		3,223	5,127
Unrealized appreciation on unfunded commitments*	–		–	†	–		–	–	†
Receivables for:
Sales of investments	2,457		37,067		287		45,497	3,178
Sales of fund’s shares	1,740		13,919		288		8,169	2,219
Dividends and interest	5,189		85,318		2,028		84,754	15,157
Variation margin on futures contracts	–	†	502		22		815	317
Variation margin on centrally cleared swap contracts	8		38		11		458	125
Securities lending income	2		26		–	†	–	–
Other	–	†	50		–		–	–

	1,389,055		27,530,723		399,003		11,483,135	1,475,500

Liabilities:
Collateral for securities on loan	11,199		–		–		–	–
Unrealized depreciation on open forward currency contracts	–		–		509		1,396	5,184
Bilateral swaps, at value	–		–		455		11,623	5,936
Options written, at value	–		–		–		–	79
Payables for:
Purchases of investments	6,579		391,888		4,765		274,176	13,291
Repurchases of fund’s shares	755		37,122		346		20,148	968
Investment advisory services	267		6,176		148		1,927	535
Insurance administrative fees	410		4,200		94		857	61
Services provided by related parties	171		3,050		72		1,125	215
Trustees’ deferred compensation	14		422		6		175	32
Variation margin on futures contracts	120		907		29		4,481	382
Variation margin on centrally cleared swap contracts	1		77		5		250	101
Non-U.S. taxes	768		–		226		–	20
Other	103		1,201		66		79	459

	20,387		445,043		6,721		316,237	27,263

Commitments and contingencies*

Net assets at December 31, 2024	$1,368,668		$27,085,680		$392,282		$11,166,898	$1,448,237

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,110,881		$17,712,682		$326,033		$12,974,862	$1,760,563
Total distributable earnings (accumulated loss)	257,787		9,372,998		66,249		(1,807,964)	(312,326)

Net assets at December 31, 2024	$1,368,668		$27,085,680		$392,282		$11,166,898	$1,448,237

Investment securities on loan, at value	$ 10,664		$ –		$ –		$ –	$ –
Investment securities, at cost
Unaffiliated issuers	1,028,603		17,612,124		318,114		10,898,732	1,512,895
Affiliated issuers	95,017		2,395,815		25,957		729,827	43,156
Cash denominated in currencies other than U.S. dollars, at cost	225		178		84		1	202
Premiums received on options written	–		–		–		–	19

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

273	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2024 (continued)	(dollars in thousands)

	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 874,814	$114,785	$341,161		$1,859,845	$ 27,824
Affiliated issuers	45,641	–	–		–	498,348
Cash	(402)	282	122		4,704	–
Cash collateral received for securities on loan	–	–	–		–	–
Cash collateral pledged for futures contracts	348	–	–		–	1,904
Cash collateral pledged for swap contracts	602	–	–		–	–
Cash denominated in currencies other than U.S. dollars	1	–	–		–	–
Unrealized appreciation on open forward currency contracts	–	–	–		–	–
Unrealized appreciation on unfunded commitments*	1	–	–		–	–
Receivables for:
Sales of investments	25	1,090	–		6,111	899
Sales of fund’s shares	514	136	159		5,742	15
Dividends and interest	13,905	461	–		9,801	105
Variation margin on futures contracts	5	13	–		251	115
Variation margin on centrally cleared swap contracts	–	2	–		279	–
Securities lending income	–	–	–		–	–
Other	2	–	–	†	–	–

	935,456	116,769	341,442		1,886,733	529,210

Liabilities:
Collateral for securities on loan	–	–	–		–	–
Unrealized depreciation on open forward currency contracts	–	–	–		–	–
Bilateral swaps, at value	–	–	–		–	–
Options written, at value	–	–	–		–	–
Payables for:
Purchases of investments	1,750	5,793	–		63,473	1,494
Repurchases of fund’s shares	1,184	5	2,571		801	961
Investment advisory services	225	20	75		347	46
Insurance administrative fees	92	33	33		306	333
Services provided by related parties	172	22	73		317	109
Trustees’ deferred compensation	33	4	12		48	5
Variation margin on futures contracts	16	61	–		1,167	–
Variation margin on centrally cleared swap contracts	19	–	–		246	–
Non-U.S. taxes	–	–	–		–	–
Other	2	–	–		1	–

	3,493	5,938	2,764		66,706	2,948

Commitments and contingencies*

Net assets at December 31, 2024	$931,963	$110,831	$338,678		$1,820,027	$526,262

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,240,757	$126,051	$336,114		$2,133,421	$446,337
Total distributable earnings (accumulated loss)	(308,794)	(15,220)	2,564		(313,394)	79,925

Net assets at December 31, 2024	$ 931,963	$110,831	$338,678		$1,820,027	$526,262

Investment securities on loan, at value	$ –	$ –	$ –		$ –	$ –
Investment securities, at cost
Unaffiliated issuers	864,216	116,836	341,138		1,915,284	28,511
Affiliated issuers	45,638	–	–		–	345,830
Cash denominated in currencies other than U.S. dollars, at cost	1	–	–		–	–
Premiums received on options written	–	–	–		–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	274

Financial statements (continued)

Statements of assets and liabilities at December 31, 2024 (continued)	(dollars in thousands)

	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 5,721	$ 16,541	$ 112,479	$ 102,887
Affiliated issuers	108,173	305,630	2,062,589	1,923,478
Cash	–	–	–	–
Cash collateral received for securities on loan	–	–	–	–
Cash collateral pledged for futures contracts	460	321	5,223	1,271
Cash collateral pledged for swap contracts	–	–	–	–
Cash denominated in currencies other than U.S. dollars	–	–	–	–
Unrealized appreciation on open forward currency contracts	–	–	–	–
Unrealized appreciation on unfunded commitments*	–	–	–	–
Receivables for:
Sales of investments	48	156	34,071	2,873
Sales of fund’s shares	296	2	12	20
Dividends and interest	22	65	436	413
Variation margin on futures contracts	30	–	–	–
Variation margin on centrally cleared swap contracts	–	–	–	–
Securities lending income	–	–	–	–
Other	–	–	–	–

	114,750	322,715	2,214,810	2,030,942

Liabilities:
Collateral for securities on loan	–	–	–	–
Unrealized depreciation on open forward currency contracts	–	–	–	–
Bilateral swaps, at value	–	–	–	–
Options written, at value	–	–	–	–
Payables for:
Purchases of investments	280	–	–	–
Repurchases of fund’s shares	52	166	35,877	3,044
Investment advisory services	10	28	191	176
Insurance administrative fees	74	205	1,399	1,308
Services provided by related parties	24	67	58	433
Trustees’ deferred compensation	2	4	25	37
Variation margin on futures contracts	–	39	394	94
Variation margin on centrally cleared swap contracts	–	–	–	–
Non-U.S. taxes	–	–	–	–
Other	–	–	–	–

	442	509	37,944	5,092

Commitments and contingencies*

Net assets at December 31, 2024	$114,308	$322,206	$2,176,866	$2,025,850

Net assets consist of:
Capital paid in on shares of beneficial interest	$142,067	$301,251	$1,716,705	$1,737,779
Total distributable earnings (accumulated loss)	(27,759)	20,955	460,161	288,071

Net assets at December 31, 2024	$114,308	$322,206	$2,176,866	$2,025,850

Investment securities on loan, at value	$ –	$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	5,806	17,181	119,171	103,382
Affiliated issuers	96,390	241,877	1,640,426	1,760,245
Cash denominated in currencies other than U.S. dollars, at cost	–	–	–	–
Premiums received on options written	–	–	–	–
Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

275	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2024 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$3,588,807	$941,914	$21,468,940	$3,079,666	$1,799,389
	Shares outstanding	97,221	51,901	168,425	172,600	67,464
	Net asset value per share	$36.91	$18.15	$127.47	$17.84	$26.67
Class 1A:	Net assets	$20,431	$5,481	$377,545	$12,866	$12,125
	Shares outstanding	557	307	2,994	725	457
	Net asset value per share	$36.70	$17.88	$126.11	$17.75	$26.53
Class 2:	Net assets	$3,511,886	$1,733,280	$20,385,717	$3,238,256	$791,161
	Shares outstanding	96,564	101,667	162,065	182,411	30,045
	Net asset value per share	$36.37	$17.05	$125.79	$17.75	$26.33
Class 3:	Net assets			$276,099	$14,573
	Shares outstanding	Not applicable	Not applicable	2,142	814	Not applicable
	Net asset value per share			$128.88	$17.90
Class 4:	Net assets	$937,199	$309,784	$5,194,642	$441,157	$808,924
	Shares outstanding	26,085	18,213	42,448	25,266	30,999
	Net asset value per share	$35.93	$17.01	$122.38	$17.46	$26.09

		Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$6,269,184	$10	$596,892	$24,476,094	$16,941
	Shares outstanding	371,779	1	38,424	351,712	1,662
	Net asset value per share	$16.86	$9.71	$15.53	$69.59	$10.19
Class 1A:	Net assets	$28,894	$10	$8,623	$44,137	$6,103
	Shares outstanding	1,721	1	559	639	616
	Net asset value per share	$16.79	$9.71	$15.44	$69.10	$9.91
Class 2:	Net assets	$3,002,049	$10	$1,015,135	$13,882,309	$149,419
	Shares outstanding	181,591	1	65,544	203,003	15,085
	Net asset value per share	$16.53	$9.71	$15.49	$68.38	$9.91
Class 3:	Net assets				$155,010
	Shares outstanding	Not applicable	Not applicable	Not applicable	2,222	Not applicable
	Net asset value per share				$69.76
Class 4:	Net assets	$1,765,887	$14,549	$267,669	$2,697,444	$150,190
	Shares outstanding	108,085	1,498	17,754	40,177	15,424
	Net asset value per share	$16.34	$9.71	$15.08	$67.14	$9.74

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	276

Financial statements (continued)

Statements of assets and liabilities at December 31, 2024 (continued)	(dollars and shares in thousands, except per-share amounts)

		Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$709,300	$16,023,148	$95,306	$6,991,704	$588,132
	Shares outstanding	57,229	615,346	7,357	754,451	61,066
	Net asset value per share	$12.39	$26.04	$12.96	$9.27	$9.63
Class 1A:	Net assets	$12,406	$41,675	$3,681	$220,977	$39,254
	Shares outstanding	1,002	1,610	286	24,015	4,115
	Net asset value per share	$12.38	$25.88	$12.87	$9.20	$9.54
Class 2:	Net assets	$18,297	$4,340,288	$148,743	$2,765,866	$760,784
	Shares outstanding	1,478	169,244	11,542	303,196	79,885
	Net asset value per share	$12.38	$25.65	$12.89	$9.12	$9.52
Class 3:	Net assets		$32,077
	Shares outstanding	Not applicable	1,230	Not applicable	Not applicable	Not applicable
	Net asset value per share		$26.08
Class 4:	Net assets	$628,665	$6,648,492	$144,552	$1,188,351	$60,067
	Shares outstanding	50,847	261,601	11,415	131,033	6,410
	Net asset value per share	$12.36	$25.41	$12.66	$9.07	$9.37

		American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$228,760	$16,851	$38,706	$268,166
	Shares outstanding	24,893	1,855	3,421	27,969	Not applicable
	Net asset value per share	$9.19	$9.08	$11.31	$9.59
Class 1A:	Net assets	$3,155	$2,669	$125	$285,476
	Shares outstanding	345	298	11	29,944	Not applicable
	Net asset value per share	$9.15	$8.96	$11.31	$9.53
Class 2:	Net assets	$535,608	$41,781	$244,732	$1,051,059
	Shares outstanding	59,793	4,650	22,397	111,121	Not applicable
	Net asset value per share	$8.96	$8.98	$10.93	$9.46
Class 3:	Net assets	$8,045		$3,988	$5,025
	Shares outstanding	870	Not applicable	360	522	Not applicable
	Net asset value per share	$9.25		$11.08	$9.62
Class 4:	Net assets	$156,395	$49,530	$51,127	$210,301
	Shares outstanding	15,533	5,588	4,649	22,266	Not applicable
	Net asset value per share	$10.07	$8.86	$11.00	$9.44
Class P1:	Net assets					$13,649
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	1,023
	Net asset value per share					$13.35
Class P2:	Net assets					$512,613
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	38,876
	Net asset value per share					$13.19

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

277	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2024 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class P1:	Net assets	$1,848	$2,731	$1,902,833	$11,660
	Shares outstanding	225	232	132,612	884
	Net asset value per share	$8.23	$11.76	$14.35	$13.20

Class P2:	Net assets	$112,460	$319,475	$274,033	$2,014,190
	Shares outstanding	13,750	27,333	19,229	157,663
	Net asset value per share	$8.18	$11.69	$14.25	$12.78

* Refer to Note 5 for further information on unfunded commitments.

† Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	278

Financial statements (continued)

Statements of operations for the year ended December 31, 2024	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 111,768	$ 34,738	$ 286,967	$ 114,946	$ 56,500
Affiliated issuers	17,545	5,626	55,620	13,875	8,105

	129,313	40,364	342,587	128,821	64,605
Interest from unaffiliated issuers	952	355	994	47	11,095
Securities lending income (net of fees)	72	402	226	81	175

	130,337	41,121	343,807	128,949	75,875
Fees and expenses[1]:
Investment advisory services	38,556	20,032	134,091	34,662	20,199
Distribution services	11,256	5,281	59,546	9,730	4,101
Insurance administrative services	2,183	769	11,664	1,141	2,066
Transfer agent services	2	— [2]	10	2	1
Administrative services	2,435	929	13,140	2,175	1,050
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	85	33	481	88	40
Registration statement and prospectus	37	16	187	34	17
Trustees’ compensation	47	18	248	42	20
Auditing and legal	87	154	133	126	174
Custodian	640	443	520	927	790
Other	4	44	22	6	44

Total fees and expenses before waivers/reimbursement	55,332	27,719	220,042	48,933	28,502
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	8,929	1,037	–	–	2,450
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	8,929	1,037	–	–	2,450

Total fees and expenses after waivers/reimbursement	46,403	26,682	220,042	48,933	26,052

Net investment income	83,934	14,439	123,765	80,016	49,823
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	1,057,389	67,019	3,989,503	335,488	150,100
Affiliated issuers	(6)	28	(5)	9	37
Options purchased (futures style)	–	–	–	–	–
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	(275)
Forward currency contracts	–	–	–	–	(195)
Swap contracts	–	–	–	–	(225)
Currency transactions	1,188	166	155	3	(1,179)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	1,058,571	67,213	3,989,653	335,500	148,263
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	(106,742)	(13,491)	7,880,175	(158,308)	26,589
Affiliated issuers	65	7,527	187	44	8
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	32
Forward currency contracts	–	–	–	–	193
Swap contracts	–	–	–	–	(199)
Currency translations	(284)	(73)	(162)	(643)	(269)

	(106,961)	(6,037)	7,880,200	(158,907)	26,354

Net realized gain (loss) and unrealized appreciation (depreciation)	951,610	61,176	11,869,853	176,593	174,617

Net increase (decrease) in net assets resulting from operations	$1,035,544	$ 75,615	$11,993,618	$ 256,609	$224,440

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

279	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2024 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund[3]	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 203,814	$ 22	$ 37,672	$ 558,526	$ 9,880
Affiliated issuers	18,230	2	3,610	65,563	778

	222,044	24	41,282	624,089	10,658
Interest from unaffiliated issuers	13	–	208	412	32
Securities lending income (net of fees)	165	–	26	200	14

	222,222	24	41,516	624,701	10,704
Fees and expenses[1]:
Investment advisory services	40,700	9	9,080	100,186	1,617
Distribution services	11,438	– [2]	3,265	40,421	778
Insurance administrative services	3,980	– [2]	658	6,119	392
Transfer agent services	3	–	1	9	– [2]
Administrative services	3,265	1	574	12,019	100
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	95	–	18	412	6
Registration statement and prospectus	45	2	9	174	3
Trustees’ compensation	63	– [2]	11	230	2
Auditing and legal	84	–	106	128	102
Custodian	241	–	140	559	56
Other	7	–	3	19	– [2]

Total fees and expenses before waivers/reimbursement	59,921	12	13,865	160,276	3,056
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	16,240	–	1,974	–	–
Miscellaneous fee reimbursement	–	1	–	–	–

Total waivers/reimbursement of fees and expenses	16,240	1	1,974	–	–

Total fees and expenses after waivers/reimbursement	43,681	11	11,891	160,276	3,056

Net investment income	178,541	13	29,625	464,425	7,648
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	784,852	4	142,634	6,993,652	(1,547)
Affiliated issuers	(3)	–	(1)	4,691	1
Options purchased (futures style)	–	–	–	–	–
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	–	–	–	–	–
Swap contracts	–	–	–	–	–
Currency transactions	(23)	–	(34)	1,281	(46)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	784,826	4	142,599	6,999,624	(1,592)
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	937,578	(438)	78,971	1,072,908	5,197
Affiliated issuers	63	–	12	133,923	3
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	–	–	–	–	10
Swap contracts	–	–	–	–	–
Currency translations	(24)	—	(96)	(548)	(48)

	937,617	(438)	78,887	1,206,283	5,162

Net realized gain (loss) and unrealized appreciation (depreciation)	1,722,443	(434)	221,486	8,205,907	3,570

Net increase (decrease) in net assets resulting from operations	$1,900,984	$(421)	$251,111	$8,670,332	$11,218

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	280

Financial statements (continued)

Statements of operations for the year ended December 31, 2024 (continued)	(dollars in thousands)

	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 35,552	$ 261,143	$ 5,955	$ 1	$ 2
Affiliated issuers	5,545	167,815	1,770	82,065	9,491

	41,097	428,958	7,725	82,066	9,493
Interest from unaffiliated issuers	8,107	284,220	4,718	459,441	61,379
Securities lending income (net of fees)	31	291	5	–	–

	49,235	713,469	12,448	541,507	70,872
Fees and expenses[1]:
Investment advisory services	4,747	70,955	1,768	39,385	6,524
Distribution services	1,552	26,861	738	9,728	2,129
Insurance administrative services	1,540	15,998	352	3,246	208
Transfer agent services	– [2]	6	– [2]	2	– [2]
Administrative services	399	8,042	119	3,357	454
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	13	252	6	118	16
Registration statement and prospectus	14	106	4	51	8
Trustees’ compensation	7	155	2	65	9
Auditing and legal	108	117	95	65	58
Custodian	80	203	86	110	240
Other	1	13	– [2]	6	1

Total fees and expenses before waivers/reimbursement	8,461	122,708	3,170	56,133	9,647
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	1,770	–	40	16,090	–
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	1,770	–	40	16,090	–

Total fees and expenses after waivers/reimbursement	6,691	122,708	3,130	40,043	9,647

Net investment income	42,544	590,761	9,318	501,464	61,225
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	25,496	1,965,383	16,713	(70,149)	(23,980)
Affiliated issuers	(938)	(27,937)	47	248	700
Options purchased (futures style)	–	–	11	–	158
Options written	–	–	31	–	975
Futures contracts	(1,041)	(18,108)	707	(66,722)	6,892
Forward currency contracts	–	–	(350)	6,627	(3,919)
Swap contracts	515	5,919	(310)	(4,450)	(3,082)
Currency transactions	(8)	121	(49)	(54)	(693)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	24,024	1,925,378	16,800	(134,500)	(22,949)

Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	64,574	1,593,193	646	(116,105)	(59,611)
Affiliated issuers	228	(4,707)	(294)	260	(2,411)
Options written	–	–	–	–	(60)
Futures contracts	(3,434)	(10,100)	(585)	(88,520)	(7,830)
Forward currency contracts	–	–	(500)	2,723	(3,890)
Swap contracts	37	(1,212)	(266)	(5,452)	(5,743)
Currency translations	(80)	(398)	(66)	(94)	(527)

	61,325	1,576,776	(1,065)	(207,188)	(80,072)

Net realized gain (loss) and unrealized appreciation (depreciation)	85,349	3,502,154	15,735	(341,688)	(103,021)

Net increase (decrease) in net assets resulting from operations	$127,893	$4,092,915	$25,053	$159,776	$ (41,796)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

281	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2024 (continued)	(dollars in thousands)

	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 404	$ –	$ –		$ –	$ 1,244
Affiliated issuers	1,402	–	–		–	4,717

	1,806	–	–		–	5,961
Interest from unaffiliated issuers	63,768	5,944	18,898		80,532	–
Securities lending income (net of fees)	–	–	–		–	–

	65,574	5,944	18,898		80,532	5,961
Fees and expenses[1]:
Investment advisory services	3,640	328	920		4,961	780
Distribution services	1,669	230	791		3,144	1,266
Insurance administrative services	324	128	130		880	1,299
Transfer agent services	– [2]	– [2]	–	[2]	– [2]	– [2]
Administrative services	270	33	107		504	–
Accounting and administrative services	–	–	–		–	65
Reports to shareholders	11	4	6		18	–
Registration statement and prospectus	7	3	4		10	9
Trustees’ compensation	5	– [2]	2		10	3
Auditing and legal	57	50	48		53	19
Custodian	17	13	1		28	6
Other	41	– [2]	–	[2]	1	10

Total fees and expenses before waivers/reimbursement	6,041	789	2,009		9,609	3,457
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	1,139	82	–		1,126	260
Miscellaneous fee reimbursement	–	–	–		–	–

Total waivers/reimbursement of fees and expenses	1,139	82	–		1,126	260

Total fees and expenses after waivers/reimbursement	4,902	707	2,009		8,483	3,197

Net investment income	60,672	5,237	16,889		72,049	2,764
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	3,610	(526)	–	[2]	(3,568)	(3,833)
Affiliated issuers	3	–	–		–	40,752
Options purchased (futures style)	–	–	–		–	–
Options written	–	7	–		478	–
Futures contracts	(128)	(570)	–		(3,003)	(9,409)
Forward currency contracts	–	–	–		–	–
Swap contracts	(396)	35	–		4,799	–
Currency transactions	5	–	–		–	69
Capital gain distributions received from affiliated issuers	–	–	–		–	10,033

	3,094	(1,054)	–	[2]	(1,294)	37,612

Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	19,111	(2,162)	130		(28,584)	650
Affiliated issuers	5	–	–		–	68,894
Options written	–	–	–		343	–
Futures contracts	(85)	(1,341)	–		(25,735)	(18)
Forward currency contracts	–	–	–		–	–
Swap contracts	24	131	–		(1,261)	–
Currency translations	(27)	–	–		–	–

	19,028	(3,372)	130		(55,237)	69,526

Net realized gain (loss) and unrealized appreciation (depreciation)	22,122	(4,426)	130		(56,531)	107,138

Net increase (decrease) in net assets resulting from operations	$82,794	$ 811	$17,019		$15,518	$109,902

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	282

Financial statements (continued)

Statements of operations for the year ended December 31, 2024 (continued)	(dollars in thousands)

	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 295	$ 802	$ 5,413	$ 5,183
Affiliated issuers	1,947	6,228	37,227	45,418

	2,242	7,030	42,640	50,601
Interest from unaffiliated issuers	–	–	–	–
Securities lending income (net of fees)	–	–	–	–

	2,242	7,030	42,640	50,601
Fees and expenses[1]:
Investment advisory services	184	492	3,352	3,134
Distribution services	302	814	701	5,198
Insurance administrative services	307	821	5,587	5,224
Transfer agent services	– [2]	– [2]	1	– [2]
Administrative services	–	–	–	–
Accounting and administrative services	57	61	100	97
Reports to shareholders	–	–	–	–
Registration statement and prospectus	5	7	26	29
Trustees’ compensation	1	2	13	12
Auditing and legal	18	19	21	22
Custodian	6	6	6	6
Other	– [2]	– [2]	– [2]	1

Total fees and expenses before waivers/reimbursement	880	2,222	9,807	13,723
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	61	164	1,117	1,045
Miscellaneous fee reimbursement	47	7	–	–

Total waivers/reimbursement of fees and expenses	108	171	1,117	1,045

Total fees and expenses after waivers/reimbursement	772	2,051	8,690	12,678

Net investment income	1,470	4,979	33,950	37,923
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(926)	(2,569)	(27,277)	(2,740)
Affiliated issuers	1,535	(614)	22,746	52,518
Options purchased (futures style)	–	–	–	–
Options written	–	–	–	–
Futures contracts	(3,158)	(3,311)	(1,527)	(10,626)
Forward currency contracts	–	–	–	–
Swap contracts	–	–	–	–
Currency transactions	10	27	212	76
Capital gain distributions received from affiliated issuers	–	2,242	79,172	84,687

	(2,539)	(4,225)	73,326	123,915

Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	105	388	4,781	316
Affiliated issuers	910	42,177	259,719	126,206
Options written	–	–	–	–
Futures contracts	140	(395)	(3,065)	(2,128)
Forward currency contracts	–	–	–	–
Swap contracts	–	–	–	–
Currency translations	–	–	–	–

	1,155	42,170	261,435	124,394

Net realized gain (loss) and unrealized appreciation (depreciation)	(1,384)	37,945	334,761	248,309

Net increase (decrease) in net assets resulting from operations	$ 86	$42,924	$368,711	$286,232

1Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.

2Amount less than one thousand.

3For the period November 15, 2024, commencement of operations, through December 31, 2024.

Refer to the notes to financial statements.

283	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$ 83,934	$ 69,987	$ 14,439	$ 13,170	$ 123,765	$ 172,421
Net realized gain (loss)	1,058,571	229,855	67,213	110,112	3,989,653	1,075,677
Net unrealized appreciation (depreciation)	(106,961)	1,183,746	(6,037)	339,201	7,880,200	10,184,557

Net increase (decrease) in net assets resulting from operations	1,035,544	1,483,588	75,615	462,483	11,993,618	11,432,655

Distributions paid to shareholders	(362,247)	(620,422)	(145,595)	(48,426)	(1,183,768)	(2,137,413)

Net capital share transactions	(305,156)	(108,638)	(124,117)	(172,404)	(2,405,717)	(892,780)

Total increase (decrease) in net assets	368,141	754,528	(194,097)	241,653	8,404,133	8,402,462

Net assets:
Beginning of year	7,690,182	6,935,654	3,184,556	2,942,903	39,298,810	30,896,348

End of year	$8,058,323	$7,690,182	$2,990,459	$3,184,556	$47,702,943	$39,298,810

	International Fund		New World Fund		Washington Mutual Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$ 80,016	$ 93,802	$ 49,823	$ 47,669	$ 178,541	$ 187,985
Net realized gain (loss)	335,500	(166,257)	148,263	20,610	784,826	89,709
Net unrealized appreciation (depreciation)	(158,907)	1,106,146	26,354	413,836	937,617	1,300,455

Net increase (decrease) in net assets resulting from operations	256,609	1,033,691	224,440	482,115	1,900,984	1,578,149

Distributions paid to shareholders	(91,320)	(97,498)	(66,666)	(49,443)	(270,276)	(280,747)

Net capital share transactions	(557,783)	(476,762)	(124,462)	(138,169)	(851,035)	(454,761)

Total increase (decrease) in net assets	(392,494)	459,431	33,312	294,503	779,673	842,641

Net assets:
Beginning of year	7,179,012	6,719,581	3,378,287	3,083,784	10,286,341	9,443,700

End of year	$6,786,518	$7,179,012	$3,411,599	$3,378,287	$11,066,014	$10,286,341

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	284

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	U.S. Small and Mid Cap Equity Fund		Capital World Growth and Income Fund		Growth-Income Fund

	Period ended December 31,		Year ended December 31,		Year ended December 31,
	2024*		2024	2023	2024	2023

Operations:
Net investment income (loss)	$ 13		$ 29,625	$ 33,421	$ 464,425	$ 514,726
Net realized gain (loss)	4		142,599	5,322	6,999,624	1,802,151
Net unrealized appreciation (depreciation)	(438)		78,887	302,180	1,206,283	5,849,685

Net increase (decrease) in net assets resulting from operations	(421)		251,111	340,923	8,670,332	8,166,562

Distributions paid to shareholders	(13)		(32,476)	(33,998)	(2,264,497)	(2,341,589)

Net capital share transactions	15,013		(191,651)	(170,988)	(2,602,817)	(1,355,964)

Total increase (decrease) in net assets	14,579		26,984	135,937	3,803,018	4,469,009

Net assets:
Beginning of year	–		1,861,335	1,725,398	37,451,976	32,982,967

End of year	$14,579		$1,888,319	$1,861,335	$41,254,994	$37,451,976

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023	2024	2023

Operations:
Net investment income (loss)	$ 7,648	$ 7,699	$ 42,544	$ 40,324	$ 590,761	$ 579,492
Net realized gain (loss)	(1,592)	(10)	24,024	242	1,925,378	1,163,038
Net unrealized appreciation (depreciation)	5,162	38,198	61,325	63,347	1,576,776	1,605,426

Net increase (decrease) in net assets resulting from operations	11,218	45,887	127,893	103,913	4,092,915	3,347,956

Distributions paid to shareholders	(8,098)	(7,633)	(45,676)	(34,911)	(1,743,267)	(1,526,238)

Net capital share transactions	(9,047)	(10,671)	35,182	43,201	(949,298)	(936,962)

Total increase (decrease) in net assets	(5,927)	27,583	117,399	112,203	1,400,350	884,756

Net assets:
Beginning of year	328,580	300,997	1,251,269	1,139,066	25,685,330	24,800,574

End of year	$322,653	$328,580	$1,368,668	$1,251,269	$27,085,680	$25,685,330

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

285	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	American Funds Global Balanced Fund		The Bond Fund of America		Capital World Bond Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023	2024	2023

Operations:
Net investment income (loss)	$ 9,318	$ 9,009	$ 501,464	$ 426,022	$ 61,225	$ 46,485
Net realized gain (loss)	16,800	(7,714)	(134,500)	(554,664)	(22,949)	(105,717)
Net unrealized appreciation (depreciation)	(1,065)	47,126	(207,188)	653,577	(80,072)	149,374

Net increase (decrease) in net assets resulting from operations	25,053	48,421	159,776	524,935	(41,796)	90,142

Distributions paid to shareholders	(7,048)	(50,940)	(475,626)	(382,616)	(33,915)	–

Net capital share transactions	(14,487)	23,523	474,834	644,513	(16,393)	(31,695)

Total increase (decrease) in net assets	3,518	21,004	158,984	786,832	(92,104)	58,447

Net assets:
Beginning of year	388,764	367,760	11,007,914	10,221,082	1,540,341	1,481,894

End of year	$392,282	$388,764	$11,166,898	$11,007,914	$1,448,237	$1,540,341

	American High-Income Trust		American Funds Mortgage Fund		Ultra-Short Bond Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023	2024	2023

Operations:
Net investment income (loss)	$ 60,672	$ 57,760	$ 5,237	$ 4,435	$ 16,889	$ 18,122
Net realized gain (loss)	3,094	(33,292)	(1,054)	(3,678)	– †	– †
Net unrealized appreciation (depreciation)	19,028	73,317	(3,372)	3,010	130	(50)

Net increase (decrease) in net assets resulting from operations	82,794	97,785	811	3,767	17,019	18,072

Distributions paid to shareholders	(59,402)	(58,266)	(5,001)	(3,960)	(17,633)	(17,531)

Net capital share transactions	34,726	2,772	7,230	18,941	(33,462)	(60,048)

Total increase (decrease) in net assets	58,118	42,291	3,040	18,748	(34,076)	(59,507)

Net assets:
Beginning of year	873,845	831,554	107,791	89,043	372,754	432,261

End of year	$931,963	$873,845	$110,831	$107,791	$338,678	$372,754

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	286

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	U.S. Government Securities Fund		Managed Risk Growth Fund		Managed Risk International Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023	2024	2023

Operations:
Net investment income (loss)	$ 72,049	$ 57,199	$ 2,764	$ 2,083	$ 1,470	$ 1,506
Net realized gain (loss)	(1,294)	(96,180)	37,612	(30,059)	(2,539)	(17,554)
Net unrealized appreciation (depreciation)	(55,237)	81,462	69,526	129,616	1,155	23,557

Net increase (decrease) in net assets resulting from operations	15,518	42,481	109,902	101,640	86	7,509

Distributions paid to shareholders	(73,267)	(55,687)	(2,419)	(111,683)	(1,561)	(10,852)

Net capital share transactions	353,747	36,513	(88,856)	63,436	(8,399)	1,591

Total increase (decrease) in net assets	295,998	23,307	18,627	53,393	(9,874)	(1,752)

Net assets:
Beginning of year	1,524,029	1,500,722	507,635	454,242	124,182	125,934

End of year	$1,820,027	$1,524,029	$526,262	$507,635	$114,308	$124,182

	Managed Risk Washington Mutual Investors Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023	2024	2023

Operations:
Net investment income (loss)	$ 4,979	$ 5,418	$ 33,950	$ 34,077	$ 37,923	$ 39,329
Net realized gain (loss)	(4,225)	(22,528)	73,326	24,747	123,915	47,040
Net unrealized appreciation (depreciation)	42,170	46,582	261,435	260,383	124,394	116,167

Net increase (decrease) in net assets resulting from operations	42,924	29,472	368,711	319,207	286,232	202,536

Distributions paid to shareholders	(5,475)	(47,987)	(65,908)	(297,374)	(69,126)	(287,115)

Net capital share transactions	(39,434)	19,234	(313,193)	63,979	(294,452)	(1,697)

Total increase (decrease) in net assets	(1,985)	719	(10,390)	85,812	(77,346)	(86,276)

Net assets:
Beginning of year	324,191	323,472	2,187,256	2,101,444	2,103,196	2,189,472

End of year	$322,206	$324,191	$2,176,866	$2,187,256	$2,025,850	$2,103,196

* For the period November 15, 2024, commencement of operations, through December 31, 2024.

† Amount less than one thousand.

Refer to the notes to financial statements.

287	American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 42 different funds (“the funds”), including 24 funds in the series covered in this report. The other 18 funds in the series are covered in separate reports. Thirteen funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily exchange-traded options and futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund – To provide long-term growth of capital.

Global Small Capitalization Fund – To provide long-term growth of capital.

Growth Fund – To provide growth of capital.

International Fund – To provide long-term growth of capital.

New World Fund – To provide long-term capital appreciation.

Washington Mutual Investors Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

U.S. Small and Mid Cap Equity Fund – To provide capital appreciation.

Capital World Growth and Income Fund – To provide long-term growth of capital while providing current income.

Growth-Income Fund – To achieve long-term growth of capital and income.

International Growth and Income Fund – To provide long-term growth of capital while providing current income.

Capital Income Builder – The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America – To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund – To provide, over the long term, a high level of total return consistent with prudent investment management.

American Funds Insurance Series	288

American High-Income Trust – The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund – To provide current income and preservation of capital.

Ultra-Short Bond Fund – To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund – To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund – To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”). Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Operating segments – In the reporting period, the funds adopted FASB Accounting Standards Update 2023-07, Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect each fund’s financial position or the results of its operations. Each fund represents a single operating segment as the operating results of each fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the funds’ Principal Executive Officer and Principal Financial Officer, serves as the funds’ chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess each fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

289	American Funds Insurance Series

Security transactions and related investment income – Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

American Funds Insurance Series	290

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps and over-the-counter (OTC) options are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, exchange rates, implied option volatilites, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

291	American Funds Insurance Series

Processes and structure – The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2024 (dollars in thousands):

Global Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,487,343	$ 711,927	$–	$2,199,270
Consumer discretionary	642,075	552,235	–	1,194,310
Industrials	559,798	580,927	–	1,140,725
Financials	565,499	498,736	–	1,064,235
Health care	686,482	269,662	–	956,144
Communication services	334,945	127,776	–	462,721
Consumer staples	137,132	115,153	–	252,285
Energy	169,344	47,477	–	216,821
Materials	133,295	33,070	–	166,365
Utilities	11,389	33,303	–	44,692
Real estate	–	38,629	–	38,629
Preferred securities	–	19,900	–	19,900
Short-term securities	283,581	–	–	283,581

Total	$5,010,883	$3,028,795	$–	$8,039,678

American Funds Insurance Series	292

Global Small Capitalization Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Industrials	$309,220	$400,378	$–	$709,598
Consumer discretionary	329,123	159,125	–	488,248
Health care	304,095	144,210	–	448,305
Information technology	314,655	95,734	550	410,939
Financials	181,881	190,578	–	372,459
Materials	66,454	55,260	–	121,714
Communication services	48,513	63,880	–	112,393
Real estate	21,552	52,722	–	74,274
Utilities	25,374	27,126	–	52,500
Energy	42,777	7,571	–	50,348
Consumer staples	17,442	29,808	–	47,250
Preferred securities	7,625	–	14,859	22,484
Rights & warrants	–	2	–	2
Convertible bonds & notes	–	6,121	–	6,121
Short-term securities	36,633	77,846	–	114,479

Total	$1,705,344	$1,310,361	$15,409	$3,031,114

Growth Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$10,755,773	$622,388	$4,638	$11,382,799
Communication services	9,466,629	–	–	9,466,629
Consumer discretionary	7,293,512	331,235	–	7,624,747
Health care	5,397,837	167,039	31,351	5,596,227
Industrials	4,946,271	121,213	720	5,068,204
Financials	3,860,105	46,808	–	3,906,913
Energy	1,312,125	–	–	1,312,125
Consumer staples	1,041,167	–	2,534	1,043,701
Materials	683,638	23,193	–	706,831
Utilities	288,635	–	–	288,635
Real estate	234,933	–	–	234,933
Preferred securities	–	–	120,267	120,267
Rights & warrants	–	–	13,740	13,740
Convertible stocks	5,237	–	685	5,922
Short-term securities	1,064,672	–	–	1,064,672

Total	$46,350,534	$1,311,876	$173,935	$47,836,345

293	American Funds Insurance Series

International Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Industrials	$21,455	$1,378,439	$–		$1,399,894
Information technology	205,535	778,031	6,168		989,734
Consumer discretionary	270,372	479,401	–		749,773
Financials	167,127	581,157	–		748,284
Health care	–	730,437	–		730,437
Materials	344,403	367,198	–		711,601
Communication services	71,870	387,745	–		459,615
Energy	117,865	157,096	–		274,961
Consumer staples	–	216,384	–		216,384
Utilities	–	68,103	–		68,103
Real estate	–	18,382	–		18,382
Preferred securities	–	23,220	564		23,784
Rights & warrants	–	–	–	*	– *
Short-term securities	397,722	–	–		397,722

Total	$1,596,349	$5,185,593	$6,732		$6,788,674

* Amount less than one thousand. New World Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$249,921	$359,731	$493		$610,145
Financials	134,094	446,535	–	*	580,629
Consumer discretionary	156,167	247,936	–		404,103
Industrials	70,760	294,884	–		365,644
Communication services	143,864	196,200	–		340,064
Health care	111,990	182,387	–		294,377
Consumer staples	36,636	190,869	–		227,505
Materials	107,637	74,894	–	*	182,531
Energy	28,238	59,543	–	*	87,781
Real estate	6,488	47,520	–		54,008
Utilities	958	45,467	–		46,425
Preferred securities	5,737	8,374	6,190		20,301
Convertible stocks	232	–	–		232
Bonds, notes & other debt instruments	–	120,713	–		120,713
Short-term securities	107,073	1,668	–		108,741

Total	$1,159,795	$2,276,721	$6,683		$3,443,199

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$ 56	$ –	$–		$ 56
Unrealized appreciation on open forward currency contracts	–	220	–		220
Liabilities:
Unrealized depreciation on futures contracts	(45)	–	–		(45)
Unrealized depreciation on open forward currency contracts	–	(140)	–		(140)
Unrealized depreciation on bilateral interest rate swaps	–	(99)	–		(99)
Unrealized depreciation on centrally cleared interest rate swaps	–	(5)	–		(5)

Total	$ 11	$(24)	$–		$ (13)

* Amount less than one thousand.

† Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	294

Washington Mutual Investors Fund

As of December 31, 2024, all of the fund’s investment securities were classified as Level 1.

U.S. Small and Mid Cap Equity Fund

As of December 31, 2024, all of the fund’s investment securities were classified as Level 1.

Capital World Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$ 312,786	$118,839	$–		$ 431,625
Industrials	122,680	146,499	–		269,179
Financials	137,551	120,882	–	*	258,433
Health care	154,547	49,995	–		204,542
Consumer discretionary	135,493	54,005	–		189,498
Communication services	93,958	46,377	–		140,335
Consumer staples	59,618	43,081	–		102,699
Materials	55,842	41,017	–		96,859
Energy	70,156	15,492	–		85,648
Utilities	18,502	17,048	–		35,550
Real estate	13,149	4,461	–		17,610
Preferred securities	567	1,184	–		1,751
Convertible stocks	2,251	–	–		2,251
Bonds, notes & other debt instruments	–	1,936	–		1,936
Short-term securities	56,217	–	–		56,217

Total	$1,233,317	$660,816	$–	*	$1,894,133

*Amount less than one thousand.

Growth-Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$ 9,621,269	$ 154,231	$–		$ 9,775,500
Industrials	5,442,835	306,326	–		5,749,161
Health care	5,225,915	196,551	–		5,422,466
Financials	4,522,594	96,952	–		4,619,546
Consumer discretionary	3,958,994	313,488	–		4,272,482
Communication services	4,126,110	82,669	–		4,208,779
Energy	1,398,919	–	–		1,398,919
Consumer staples	820,500	574,202	–		1,394,702
Materials	1,294,024	–	–		1,294,024
Real estate	911,665	–	–		911,665
Utilities	804,179	–	–		804,179
Bonds, notes & other debt instruments	–	989	–		989
Short-term securities	1,519,395	–	–		1,519,395

Total	$39,646,399	$1,725,408	$–		$41,371,807

295	American Funds Insurance Series

International Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$ 5,340	$ 59,328	$–	*	$ 64,668
Industrials	8,081	38,831	–		46,912
Information technology	5,357	39,644	–		45,001
Consumer discretionary	4,700	29,100	–		33,800
Consumer staples	5,397	26,361	–		31,758
Communication services	2,502	21,858	–		24,360
Health care	759	20,591	–		21,350
Energy	5,184	9,869	–	*	15,053
Materials	6,175	7,879	–	*	14,054
Utilities	1,123	5,973	–		7,096
Real estate	661	4,973	–		5,634
Preferred securities	–	252	–		252
Short-term securities	12,043	–	–		12,043

Total	$57,322	$264,659	$–	*	$321,981

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$10	$–		$10

*Amount less than one thousand.
†Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$115,203	$ 85,277	$ –	*	$ 200,480
Information technology	120,216	36,995	–		157,211
Health care	95,881	35,715	–		131,596
Industrials	69,290	59,945	–		129,235
Consumer staples	68,387	41,241	–		109,628
Utilities	48,759	33,640	–		82,399
Energy	54,808	14,008	–		68,816
Consumer discretionary	41,289	24,573	–		65,862
Real estate	47,308	6,662	–		53,970
Communication services	17,344	17,765	–		35,109
Materials	21,105	11,911	–		33,016
Convertible stocks	2,136	–	–		2,136
Bonds, notes & other debt instruments:
Mortgage-backed obligations	–	98,486	94		98,580
U.S. Treasury bonds & notes	–	58,335	–		58,335
Corporate bonds, notes & loans	–	31,718	298		32,016
Asset-backed obligations	–	16,512	–		16,512
Bonds & notes of governments & government agencies outside the U.S.	–	529	–		529
Municipals	–	346	–		346
Investment funds	30,920	–	–		30,920
Short-term securities	70,654	–	–		70,654

Total	$803,300	$573,658	$392		$1,377,350

Refer to the end of the tables for footnotes.

American Funds Insurance Series	296

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$ 115	$ –	$–		$ 115
Unrealized appreciation on centrally cleared interest rate swaps	–	471	–		471
Liabilities:
Unrealized depreciation on futures contracts	(1,093)	–	–		(1,093)

Total	$ (978)	$471	$–		$ (507)

*Amount less than one thousand.
†Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$ 4,405,207	$ 25,241	$ –		$ 4,430,448
Financials	3,273,178	–	–	*	3,273,178
Health care	2,152,769	71,894	16,254		2,240,917
Consumer discretionary	1,972,587	80,440	–	*	2,053,027
Industrials	1,581,544	109,595	–		1,691,139
Communication services	1,471,872	–	–		1,471,872
Materials	1,211,354	–	1,629		1,212,983
Consumer staples	918,897	50,598	–		969,495
Energy	581,604	–	1,941		583,545
Real estate	285,307	–	–		285,307
Utilities	48,459	–	–		48,459
Preferred securities	–	–	792		792
Rights & warrants	45	–	–	*	45
Convertible stocks	10,260	–	49		10,309
Convertible bonds & notes	–	1,690	–		1,690
Bonds, notes & other debt instruments:
Mortgage-backed obligations	–	2,757,207	–		2,757,207
U.S. Treasury bonds & notes	–	1,729,993	–		1,729,993
Corporate bonds, notes & loans	–	1,670,752	8,727		1,679,479
Asset-backed obligations	–	658,563	5,930		664,493
Bonds & notes of governments & government agencies outside the U.S.	–	37,548	–		37,548
Municipals	–	23,607	–		23,607
Investment funds	1,368,034	–	–		1,368,034
Short-term securities	855,747	–	–		855,747

Total	$20,136,864	$7,217,128	$35,322		$27,389,314

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$ 5,065	$ –	$–		$ 5,065
Unrealized appreciation on centrally cleared credit default swaps	–	147	–		147
Liabilities:
Unrealized depreciation on futures contracts	(7,989)	–	–		(7,989)
Unrealized depreciation on centrally cleared interest rate swaps	–	(119)	–		(119)
Unrealized depreciation on centrally cleared credit default swaps	–	(4)	–		(4)

Total	$(2,924)	$ 24	$–		$(2,900)

*Amount less than one thousand.

†Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

297	American Funds Insurance Series

American Funds Global Balanced Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 38,420	$ 8,015	$–	$ 46,435
Health care	24,842	9,211	–	34,053
Industrials	20,665	13,375	–	34,040
Financials	14,009	19,202	–	33,211
Consumer discretionary	15,322	7,161	–	22,483
Communication services	19,666	365	–	20,031
Consumer staples	3,703	14,716	–	18,419
Materials	11,539	2,855	–	14,394
Utilities	10,403	2,728	–	13,131
Energy	7,450	2,044	–	9,494
Real estate	–	2,818	–	2,818
Preferred securities	–	241	–	241
Convertible stocks	1,379	–	–	1,379
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	52,207	–	52,207
Corporate bonds, notes & loans	–	24,847	–	24,847
Mortgage-backed obligations	–	23,017	–	23,017
U.S. Treasury bonds & notes	–	17,351	–	17,351
Other bonds & notes	–	1,212	–	1,212
Investment funds	3,953	–	–	3,953
Short-term securities	22,187	849	–	23,036

Total	$193,538	$202,214	$–	$395,752

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 77	$ –	$–	$ 77
Unrealized appreciation on open forward currency contracts	–	327	–	327
Unrealized appreciation on centrally cleared interest rate swaps	–	43	–	43
Unrealized appreciation on centrally cleared credit default swaps	–	1	–	1
Liabilities:
Unrealized depreciation on futures contracts	(315)	–	–	(315)
Unrealized depreciation on open forward currency contracts	–	(509)	–	(509)
Unrealized depreciation on centrally cleared interest rate swaps	–	(44)	–	(44)
Unrealized depreciation on bilateral interest rate swaps	–	(325)	–	(325)
Unrealized depreciation on centrally cleared credit default swaps	–	(5)	–	(5)

Total	$(238)	$(512)	$–	$(750)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 4,420,285	$ 1,395	$ 4,421,680
Corporate bonds, notes & loans	–	3,228,931	8,635	3,237,566
U.S. Treasury bonds & notes	–	1,990,936	–	1,990,936
Asset-backed obligations	–	668,963	8,590	677,553
Municipals	–	166,195	–	166,195
Bonds & notes of governments & government agencies outside the U.S.	–	80,876	–	80,876
Federal agency bonds & notes	–	11,617	–	11,617
Common stocks	–	16	–	16
Short-term securities	730,121	–	–	730,121

Total	$730,121	$10,567,819	$18,620	$11,316,560

American Funds Insurance Series	298

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 12,596	$ –	$–	$ 12,596
Unrealized appreciation on open forward currency contracts	–	3,223	–	3,223
Unrealized appreciation on centrally cleared interest rate swaps	–	6,274	–	6,274
Unrealized appreciation on centrally cleared credit default swaps	–	14	–	14
Liabilities:
Unrealized depreciation on futures contracts	(42,846)	–	–	(42,846)
Unrealized depreciation on open forward currency contracts	–	(1,396)	–	(1,396)
Unrealized depreciation on centrally cleared interest rate swaps	–	(1,231)	–	(1,231)
Unrealized depreciation on bilateral interest rate swaps	–	(11,623)	–	(11,623)

Total	$(30,250)	$ (4,739)	$–	$(34,989)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$ –	$ 272,236	$ –	$272,236
Japanese yen	–	115,538	–	115,538
British pounds	–	64,514	–	64,514
Chinese yuan renminbi	–	46,244	–	46,244
Canadian dollars	–	28,761	–	28,761
Indonesian rupiah	–	28,661	–	28,661
South Korean won	–	26,408	–	26,408
Brazilian reais	–	25,223	–	25,223
Australian dollars	–	23,449	–	23,449
Mexican pesos	–	14,629	–	14,629
Indian rupees	–	7,856	–	7,856
New Zealand dollars	–	7,163	–	7,163
Danish kroner	–	6,003	–	6,003
Turkish lira	–	5,349	–	5,349
Norwegian kroner	–	3,913	–	3,913
Polish zloty	–	3,330	–	3,330
Chilean pesos	–	2,499	–	2,499
Malaysian ringgits	–	2,302	–	2,302
Romanian leu	–	1,038	–	1,038
Colombian pesos	–	969	–	969
South African rand	–	426	–	426
Ukrainian hryvnia	–	6	–	6
U.S. dollars	–	701,980	796	702,776
Preferred securities	–	–	84	84
Common stocks	62	–	1,832	1,894
Investment funds	21,147	–	–	21,147
Short-term securities	23,214	12,797	–	36,011
Options purchased on futures (equity style)	1	–	–	1
Options purchased on foreign currency (equity style)	–	– †	–	– †

Total	$44,424	$1,401,294	$2,712	$1,448,430

Refer to the end of the tables for footnotes.

299	American Funds Insurance Series

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 1,756	$ –	$–	$ 1,756
Unrealized appreciation on open forward currency contracts	–	5,127	–	5,127
Unrealized appreciation on centrally cleared interest rate swaps	–	711	–	711
Liabilities:
Value of options written	–	(79)	–	(79)
Unrealized depreciation on futures contracts	(3,684)	–	–	(3,684)
Unrealized depreciation on open forward currency contracts	–	(5,184)	–	(5,184)
Unrealized depreciation on bilateral interest rate swaps	–	(5,937)	–	(5,937)
Unrealized depreciation on centrally cleared interest rate swaps	–	(771)	–	(771)
Unrealized depreciation on centrally cleared credit default swaps	–	(113)	–	(113)

Total	$(1,928)	$(6,246)	$–	$(8,174)

*Options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio. †Amount less than one thousand.

American High-Income Trust

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$–	$801,475	$4,433	$805,908
U.S. Treasury bonds & notes	–	3,323	–	3,323
Mortgage-backed obligations	–	–	591	591
Municipals	–	425	–	425
Bonds & notes of governments & government agencies outside the U.S.	–	388	–	388
Convertible bonds & notes	–	391	–	391
Common stocks	29,335	802	29,619	59,756
Preferred securities	–	2,196	1,797	3,993
Rights & warrants	39	–	–	39
Short-term securities	45,641	–	–	45,641

Total	$75,015	$809,000	$36,440	$920,455

	Other investments[1]

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 44	$–	$–	$ 44
Unrealized appreciation on centrally cleared credit default swaps	–	87	–	87
Liabilities:
Unrealized depreciation on futures contracts	(120)	–	–	(120)
Unrealized depreciation on centrally cleared credit default swaps	–	(43)	–	(43)

Total	$ (76)	$44	$–	$ (32)

1Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2024 (dollars in thousands):

	Beginning value at 1/1/2024	Transfers into Level 3	[2]	Purchases	Sales	Net realized gain (loss)	[3]	Unrealized appreciation (depreciation)	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2024
Investment securities	$37,049	$3,754		$5,925	$(1,158)	$188		$(7,362)		$(1,956)		$36,440

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2024												$ (6,930)

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

3Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

American Funds Insurance Series	300

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2024	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]
Bonds, notes & other debt instruments	$ 5,024		Expected proceeds	Not applicable	Not applicable	Not applicable
		Estimated recovery value	De minimis	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	5%	5%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
Common stocks	29,619		Expected proceeds	Not applicable	Not applicable	Not applicable
		Estimated	Broker quote	Not applicable	Not applicable	Not applicable
		recovery value	Discount for uncertainty	20%	20%	Decrease
			De minimis	Not applicable	Not applicable	Not applicable
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	3% - 11%	4%	Decrease
		Market comparables	EV/EBITDA multiple	6.4x	6.4x	Increase
			P/BV multiple	0.7x	0.7x	Increase
			Premium to P/BV multiple	30%	30%	Increase
			DLOM	8% - 15%	9%	Decrease
Preferred securities	1,797	Market comparables	EV/EBITDA multiple	5.1x	5.1x	Increase
			DLOM	15%	15%	Decrease

Rights & warrants	–[3]	Estimated recovery value	De minimis	Not applicable	Not applicable	Not applicable

	$36,440

1Weighted average is by relative fair value.

2This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

3Amount less than one thousand.

Key to abbreviations and symbols

DLOM = Discount for lack of marketability

EBITDA = Earnings before interest, taxes, depreciation and amortization

EV = Enterprise value

P/BV = Price to book value

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 93,753	$–	$ 93,753
U.S. Treasury bonds & notes	–	9,377	–	9,377
Asset-backed obligations	–	1,908	–	1,908
Short-term securities	–	9,730	–	9,730
Options purchased on futures (equity style)	17	–	–	17

Total	$17	$114,768	$–	$114,785

301	American Funds Insurance Series

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 160	$ –	$–	$ 160
Unrealized appreciation on centrally cleared interest rate swaps	–	141	–	141
Liabilities:

Unrealized depreciation on futures contracts	(501)	–	–	(501)

Total	$(341)	$141	$–	$(200)

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2024, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 992,473	$–	$ 992,473
U.S. Treasury bonds & notes	–	537,058	–	537,058
Federal agency bonds & notes	–	66,258	–	66,258
Short-term securities	–	263,809	–	263,809
Options purchased on futures (equity style)	247	–	–	247

Total	$247	$1,859,598	$–	$1,859,845

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 3,149	$ –	$–	$ 3,149
Unrealized appreciation on centrally cleared interest rate swaps	–	19,323	–	19,323
Liabilities:
Unrealized depreciation on futures contracts	(10,066)	–	–	(10,066)
Unrealized depreciation on centrally cleared interest rate swaps	–	(5,531)	–	(5,531)

Total	$(6,917)	$13,792	$–	$ 6,875

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2024, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2024, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2024, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

As of December 31, 2024, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2024, all of the fund’s investments were classified as Level 1.

American Funds Insurance Series	302

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks – The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

303	American Funds Insurance Series

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

American Funds Insurance Series	304

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency – The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans or receivables and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

305	American Funds Insurance Series

Investing in inflation-linked bonds – The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk – Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

American Funds Insurance Series	306

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging – There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

307	American Funds Insurance Series

Short positions – The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk – As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

5. Certain investment techniques

Securities lending – Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received

Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased

Global Growth Fund	$ 17	$ 8	$ 10	$ 7
Global Small Capitalization Fund	30,764	22,924	9,697	20,632
Growth Fund	20,610	21,119	–	19,007
International Fund	5,960	1,385	4,893	1,246
New World Fund	17,950	13,763	4,788	12,387
Washington Mutual Investors Fund	50,467	51,510	–	46,359
Capital World Growth and Income Fund	10,634	10,604	562	9,544
Growth-Income Fund	50,176	52,701	9	47,431
International Growth and Income Fund	440	410	45	369
Capital Income Builder	10,664	11,199	–	10,079

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

American Funds Insurance Series	308

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the financial highlights tables.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments – Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2024, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $726,000, $3,000 and $1,158,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and Capital World Bond Fund and 0.05% for American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments was less than $1,000 for Asset Allocation Fund and Capital World Bond Fund, respectively, and $1,000 for American High-Income Trust, and is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized appreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

Option contracts – Some of the funds have entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument or index underlying the option) at a specified exercise price. The writer of an option has the obligation, upon exercise of the option, to cash settle or deliver the underlying instrument or index upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying instrument or index and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the instrument underlying the option (or to deliver the cash value of the instrument or index underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument (or the cash value of the index underlying the option) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying instrument or index with risk limited to the cost of the option if the price of the underlying instrument or index falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying instrument or index does not rise sufficiently to offset the cost of the option.

309	American Funds Insurance Series

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying instrument or index if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in each fund’s statement of assets and liabilities. The net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments for purchased options and in options written for written options in the fund’s statement of operations and statement of changes in net assets.

For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. The net realized gains or losses and net unrealized appreciation or depreciation from futures style options are recorded in options purchased (futures style) in the fund’s statement of operations and statement of changes in net assets.

Option contracts can take different forms. Some of the funds have entered into the following types of options contracts:

Options on equity indexes – As part of their managed risk strategy, the managed risk funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities.

Options on futures – One of the funds has entered into options on future contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

American Funds Insurance Series	310

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts – Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps – Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

311	American Funds Insurance Series

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options on futures, options on foreign currencies, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options		Options		Forward	Interest	Credit
	on		on	Futures	currency	rate	default
	futures		foreign currencies	contracts	contracts	swaps	swaps
New World Fund	Not applicable		Not applicable	$ 22,734	$ 21,389	$ 3,536	Not applicable
International Growth and Income Fund	Not applicable		Not applicable	Not applicable	652	Not applicable	Not applicable
Capital Income Builder	Not applicable		Not applicable	144,719	Not applicable	16,229	5,047 *
Asset Allocation Fund	Not applicable		Not applicable	2,489,759	Not applicable	685,119	27,186
Global Balanced Fund	$ 10,100	*	Not applicable	41,170	40,799	16,523	7,751
The Bond Fund of America	Not applicable		Not applicable	6,978,860	146,926	519,492	99,195
Capital World Bond Fund	195,005		$8,704	594,167	506,504	231,029	84,256
American High-Income Trust	Not applicable		Not applicable	46,788	Not applicable	Not applicable	14,936
American Funds Mortgage Fund	23,807		Not applicable	100,879	Not applicable	1,828	Not applicable
U.S. Government Securities Fund	743,513		Not applicable	1,957,325	Not applicable	1,060,899	Not applicable
Managed Risk Growth Fund	444,657		Not applicable	1,400	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	101,366		Not applicable	938	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	274,073		Not applicable	2,186	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	3,078,500		Not applicable	4,999	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	341,763		Not applicable	39,396	Not applicable	Not applicable	Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	312

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2024 (dollars in thousands):

New World Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 56	Unrealized depreciation[1]	$ 45

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	220	Unrealized depreciation on open forward currency contracts	140

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	5

Swap (bilateral)	Interest	Bilateral swaps, at value	–	Bilateral swaps, at value	99

			$276		$289

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$(275)	Net unrealized appreciation (depreciation) on futures contracts	$ 32

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(195)	Net unrealized appreciation (depreciation) on forward currency contracts	193

Swap	Interest	Net realized gain (loss) on swap contracts	(225)	Net unrealized appreciation (depreciation) on swap contracts	(199)
			$(695)		$ 26

International Growth and Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$10	Unrealized depreciation on open forward currency contracts	$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	$–	Net unrealized appreciation (depreciation) on forward currency contracts	$10

Refer to the end of the tables for footnotes.

313	American Funds Insurance Series

Capital Income Builder

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$115	Unrealized depreciation[1]	$1,093

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	471	Unrealized depreciation[1]	–
			$586		$1,093

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$(1,041)	Net unrealized appreciation (depreciation) on futures contracts	$(3,434)

Swap	Interest	Net realized gain (loss) on swap contracts	(50)	Net unrealized appreciation (depreciation) on swap contracts	417

Swap	Credit	Net realized gain (loss) on swap contracts	565	Net unrealized appreciation (depreciation) on swap contracts	(380)
			$ (526)		$(3,397)

Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$5,065	Unrealized depreciation[1]	$7,989

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	119

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	147	Unrealized depreciation[1]	4
			$5,212		$8,113

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$(18,108)	Net unrealized appreciation (depreciation) on futures contracts	$(10,100)

Swap	Interest	Net realized gain (loss) on swap contracts	5,247	Net unrealized appreciation (depreciation) on swap contracts	(1,259)

Swap	Credit	Net realized gain (loss) on swap contracts	672	Net unrealized appreciation (depreciation) on swap contracts	47
			$(12,189)		$(11,312)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	314

American Funds Global Balanced Fund
		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 77	Unrealized depreciation[1]	$ 315

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	327	Unrealized depreciation on open forward currency contracts	509

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	43	Unrealized depreciation[1]	44

Swap (bilateral)	Interest	Bilateral swaps, at value	–	Bilateral swaps, at value	325

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	– [2]	Unrealized depreciation[1]	5
			$448		$1,198

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$ (6)	Net unrealized appreciation (depreciation) on investments	$ –

Options purchased (futures style)	Interest	Net realized gain (loss) on options purchased	11	Net unrealized appreciation (depreciation) on options purchased	–

Options written (equity style)	Interest	Net realized gain (loss) on options written	31	Net unrealized appreciation (depreciation) on options written	–

Futures	Interest	Net realized gain (loss) on futures contracts	707	Net unrealized appreciation (depreciation) on futures contracts	(585)

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(350)	Net unrealized appreciation (depreciation) on forward currency contracts	(500)

Swap	Interest	Net realized gain (loss) on swap contracts	(430)	Net unrealized appreciation (depreciation) on swap contracts	(252)

Swap	Credit	Net realized gain (loss) on swap contracts	120	Net unrealized appreciation (depreciation) on swap contracts	(14)
			$ 83		$(1,351)

The Bond Fund of America

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$12,596	Unrealized depreciation[1]	$42,846

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,223	Unrealized depreciation on open forward currency contracts	1,396

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	6,274	Unrealized depreciation[1]	1,231

Swap (bilateral)	Interest	Bilateral swaps, at value	–	Bilateral swaps, at value	11,623

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	14	Unrealized depreciation[1]	–
			$22,107		$57,096
Refer to the end of the tables for footnotes.

315	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$(66,722)	Net unrealized appreciation (depreciation) on futures contracts	$(88,520)

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	6,627	Net unrealized appreciation (depreciation) on forward currency contracts	2,723

Swap	Interest	Net realized gain (loss) on swap contracts	3,365	Net unrealized appreciation (depreciation) on swap contracts	(6,935)

Swap	Credit	Net realized gain (loss) on swap contracts	(7,815)	Net unrealized appreciation (depreciation) on swap contracts	1,483
			$(64,545)		$(91,249)

Capital World Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Interest	Investment securities	$ 1	Investment securities	$ –

Options written (equity style)	Currency	Options written, at value	–	Options written, at value	79

Futures	Interest	Unrealized appreciation[1]	1,756	Unrealized depreciation[1]	3,684

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,127	Unrealized depreciation on open forward currency contracts	5,184

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	711	Unrealized depreciation[1]	771

Swap (bilateral)	Interest	Bilateral swaps, at value	–	Bilateral swaps, at value	5,937

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	113
			$7,595		$15,768

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (futures style)	Interest	Net realized gain (loss) on options purchased	$ 158	Net unrealized appreciation (depreciation) on options purchased	$ –

Options written (equity style)	Interest	Net realized gain (loss) on options written	975	Net unrealized appreciation (depreciation) on options written	(60)

Futures	Interest	Net realized gain (loss) on futures contracts	6,892	Net unrealized appreciation (depreciation) on futures contracts	(7,830)

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(3,919)	Net unrealized appreciation (depreciation) on forward currency contracts	(3,890)

Swap	Interest	Net realized gain (loss) on swap contracts	(3,401)	Net unrealized appreciation (depreciation) on swap contracts	(5,112)

Swap	Credit	Net realized gain (loss) on swap contracts	319	Net unrealized appreciation (depreciation) on swap contracts	(631)
			$1,024		$(17,523)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	316

American High-Income Trust

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 44	Unrealized depreciation[1]	$120

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	87	Unrealized depreciation[1]	43
			$131		$163

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$(128)	Net unrealized appreciation (depreciation) on futures contracts	$(85)

Swap	Credit	Net realized gain (loss) on swap contracts	(396)	Net unrealized appreciation (depreciation) on swap contracts	24
			$(524)		$(61)

American Funds Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Interest	Investment securities	$ 17	Investment securities	$ –

Futures	Interest	Unrealized appreciation[1]	160	Unrealized depreciation[1]	501

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	141	Unrealized depreciation[1]	–
			$318		$501

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$ (6)	Net unrealized appreciation (depreciation) on investments	$ (7)

Options written (equity style)	Interest	Net realized gain (loss) on options written	7	Net unrealized appreciation (depreciation) on options written	–

Futures	Interest	Net realized gain (loss) on futures contracts	(570)	Net unrealized appreciation (depreciation) on futures contracts	(1,341)

Swap	Interest	Net realized gain (loss) on swap contracts	35	Net unrealized appreciation (depreciation) on swap contracts	131
			$(534)		$(1,217)

Refer to the end of the tables for footnotes.

317	American Funds Insurance Series

U.S. Government Securities Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Interest	Investment securities	$ 247	Investment securities	$ –

Futures	Interest	Unrealized appreciation[1]	3,149	Unrealized depreciation[1]	10,066

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	19,323	Unrealized depreciation[1]	5,531
			$22,719		$15,597

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$ (773)	Net unrealized appreciation (depreciation) on investments	$ (124)

Options written (equity style)	Interest	Net realized gain (loss) on options written	478	Net unrealized appreciation (depreciation) on options written	343

Futures	Interest	Net realized gain (loss) on futures contracts	(3,003)	Net unrealized appreciation (depreciation) on futures contracts	(25,735)

Swap	Interest	Net realized gain (loss) on swap contracts	4,799	Net unrealized appreciation (depreciation) on swap contracts	(1,261)
			$ 1,501		$(26,777)

Managed Risk Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$1,702	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	4	Unrealized depreciation[1]	–

Futures	Equity	Unrealized appreciation[1]	467	Unrealized depreciation[1]	(4)

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(4)
			$2,173		$(8)

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(3,833)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$650

Futures	Currency	Net realized gain (loss) on futures contracts	(125)	Net unrealized appreciation (depreciation) on futures contracts	4

Futures	Equity	Net realized gain (loss) on futures contracts	(9,305)	Net unrealized appreciation (depreciation) on futures contracts	73

Futures	Interest	Net realized gain (loss) on futures contracts	21	Net unrealized appreciation (depreciation) on futures contracts	(95)
			$(13,242)		$632

Refer to the end of the tables for footnotes.

American Funds Insurance Series	318

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$492	Investment securities from unaffiliated issuers[3]	$ –

Futures	Equity	Unrealized appreciation[1]	104	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(3)
			$596		$(3)

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$ (926)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$105

Futures	Equity	Net realized gain (loss) on futures contracts	(3,147)	Net unrealized appreciation (depreciation) on futures contracts	169

Futures	Interest	Net realized gain (loss) on futures contracts	(11)	Net unrealized appreciation (depreciation) on futures contracts	(29)
			$(4,084)		$245

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$851	Investment securities from unaffiliated issuers[3]	$ –

Futures	Equity	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(66)

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(8)
			$851		$(74)

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(2,569)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$ 388

Futures	Currency	Net realized gain (loss) on futures contracts	(55)	Net unrealized appreciation (depreciation) on futures contracts	–

Futures	Equity	Net realized gain (loss) on futures contracts	(3,239)	Net unrealized appreciation (depreciation) on futures contracts	(322)

Futures	Interest	Net realized gain (loss) on futures contracts	(17)	Net unrealized appreciation (depreciation) on futures contracts	(73)
			$(5,880)		$ (7)

Refer to the end of the tables for footnotes.

319	American Funds Insurance Series

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$8,473	Investment securities from unaffiliated issuers[3]	$ –

Futures	Equity	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(992)

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(25)
			$8,473		$(1,017)

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(27,277)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$ 4,781

Futures	Currency	Net realized gain (loss) on futures contracts	(242)	Net unrealized appreciation (depreciation) on futures contracts	–

Futures	Equity	Net realized gain (loss) on futures contracts	(1,251)	Net unrealized appreciation (depreciation) on futures contracts	(2,900)

Futures	Interest	Net realized gain (loss) on futures contracts	(34)	Net unrealized appreciation (depreciation) on futures contracts	(165)
			$(28,804)		$1,716

Refer to the end of the tables for footnotes.

American Funds Insurance Series	320

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$1,451	Investment securities from unaffiliated issuers[3]	$ –

Futures	Equity	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(409)

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	(314)
			$1,451		$(723)

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(2,740)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$316

Futures	Currency	Net realized gain (loss) on futures contracts	(122)	Net unrealized appreciation (depreciation) on futures contracts	–

Futures	Equity	Net realized gain (loss) on futures contracts	(10,161)	Net unrealized appreciation (depreciation) on futures contracts	(801)

Futures	Interest	Net realized gain (loss) on futures contracts	(343)	Net unrealized appreciation (depreciation) on futures contracts	(1,327)
			$(13,366)		$(1,812)

[1]

Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

Collateral – Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For options on equity indexes, options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For options on foreign currencies, forward currency contracts and bilateral swaps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

321	American Funds Insurance Series

Rights of offset – Funds that hold forward currency contracts, options on foreign currencies and bilateral swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts, options on foreign currencies and bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2024, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Barclays Bank PLC	$ 1	$ (1)	$–		$–		$ –
Citibank	15	(15)	–		–		–
Goldman Sachs	7	(7)	–		–		–
JPMorgan Chase	35	(34)	–		–		1
Morgan Stanley	50	–	–		–		50
Standard Chartered Bank	68	(18)	–		–		50
UBS AG	44	(19)	–		–		25

Total	$220	$ (94)	$–		$–		$126

Liabilities:
Barclays Bank PLC	$ 64	$ (1)	$–		$–		$ 63
BNP Paribas	1	–	–		–		1
Citibank	34	(15)	–		–		19
Goldman Sachs	67	(7)	–		–		60
HSBC Bank	2	–	–		–		2
JPMorgan Chase	34	(34)	–		–		–
Standard Chartered Bank	18	(18)	–		–		–
UBS AG	19	(19)	–		–		–

Total	$239	$ (94)	$–		$–		$145

International Growth and Income Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
UBS AG	$10	$–	$–		$–		$10

Total	$10	$–	$–		$–		$10

Refer to the end of the tables for footnote.

American Funds Insurance Series	322

American Funds Global Balanced Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral *	Cash collateral *	Net amount

Assets:
Bank of America	$ 5	$ (5)	$ –	$–	$ –
Barclays Bank PLC	1	(1)	–	–	–
BNP Paribas	3	(3)	–	–	–
Citibank	47	(47)	–	–	–
HSBC Bank	25	(11)	–	–	14
JPMorgan Chase	87	(4)	–	–	83
Morgan Stanley	57	(57)	–	–	–
Standard Chartered Bank	38	(24)	–	–	14
UBS AG	65	(65)	–	–	–

Total	$328	$(217)	$ –	$–	$111

Liabilities:
Bank of America	$ 92	$ (5)	$ –	$–	$ 87
Bank of New York Mellon	8	–	–	–	8
Barclays Bank PLC	55	(1)	–	–	54
BNP Paribas	16	(3)	–	–	13
Citibank	63	(47)	–	–	16
Goldman Sachs	199	–	(199)	–	–
HSBC Bank	11	(11)	–	–	–
JPMorgan Chase	4	(4)	–	–	–
Morgan Stanley	262	(57)	–	–	205
Standard Chartered Bank	24	(24)	–	–	–
UBS AG	100	(65)	–	–	35

Total	$834	$(217)	$(199)	$–	$418

The Bond Fund of America
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral *	Cash collateral *	Net amount

Assets:
Citibank	$ 895	$ –	$ –	$ (850)	$ 45
Morgan Stanley	521	(31)	–	(410)	80
UBS AG	1,807	(1,070)	(571)	–	166

Total	$ 3,223	$(1,101)	$ (571)	$(1,260)	$291

Liabilities:
Bank of America	$ 567	$ –	$ (319)	$ –	$248
Barclays Bank PLC	4,900	–	(4,849)	–	51
BNP Paribas	3,229	–	(3,229)	–	–
Goldman Sachs	3,222	–	(2,991)	–	231
Morgan Stanley	31	(31)	–	–	–
UBS AG	1,070	(1,070)	–	–	–

Total	$13,019	$(1,101)	$(11,388)	$ –	$530

Refer to the end of the tables for footnote.

323	American Funds Insurance Series

Capital World Bond Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral *	Cash collateral *	Net amount

Assets:
Bank of America	$ 33	$ (33)	$ –	$ –	$ –
Barclays Bank PLC	23	(23)	–	–	–
BNP Paribas	85	(85)	–	–	–
Citibank	913	(216)	–	(697)	–
Goldman Sachs	44	(44)	–	–	–
HSBC Bank	944	(205)	–	(630)	109
JPMorgan Chase	1,096	–	(1,096)	–	–
Morgan Stanley	793	(793)	–	–	–
Standard Chartered Bank	420	(420)	–	–	–
UBS AG	776	(776)	–	–	–

Total	$ 5,127	$(2,595)	$(1,096)	$(1,327)	$109

Liabilities:
Bank of America	$ 1,449	$ (33)	$(1,204)	$ –	$212
Bank of New York Mellon	121	–	–	–	121
Barclays Bank PLC	1,101	(23)	(941)	–	137
BNP Paribas	136	(85)	–	–	51
Citibank	216	(216)	–	–	–
Goldman Sachs	3,720	(44)	(3,544)	–	132
HSBC Bank	205	(205)	–	–	–
Morgan Stanley	2,559	(793)	(1,631)	–	135
Standard Chartered Bank	478	(420)	–	–	58
UBS AG	1,212	(776)	(285)	–	151

Total	$11,197	$(2,595)	$(7,605)	$ –	$997

*Collateral is shown on a settlement basis.

American Funds Insurance Series	324

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2024, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds may file for additional reclaims related to prior years (“EU reclaims”). These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2024, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest

Global Growth Fund	$2,348	$155	$935
Growth Fund	1,817	123	931
New World Fund	900	50	553
Washington Mutual Investors Fund	32	–	2
Growth-Income Fund	132	–	50
International Growth and Income Fund	12	–	1

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

325	American Funds Insurance Series

Additional tax basis disclosures for each fund as of December 31, 2024, were as follows (dollars in thousands):

	$	$	$	$	$	$
	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$ 36,695	$ –	$ 592,960	$ 2,838	$ 15,572	$ 91,745
Late year ordinary loss deferral	–	(5,889)	–	–	–	–
Undistributed long-term capital gains	1,032,377	65,722	3,442,300	–	137,294	720,853
Capital loss carryforward[1]	–	–	–	(206,867)	–	–
Capital loss carryforward utilized	–	–	–	333,805	–	–
Gross unrealized appreciation on investments	3,128,265	810,352	27,437,857	1,818,515	1,108,376	4,103,451
Gross unrealized depreciation on investments	(249,358)	(145,187)	(591,039)	(225,761)	(144,397)	(169,199)
Net unrealized appreciation (depreciation) on investments	2,878,907	665,165	26,846,818	1,592,754	963,979	3,934,252
Cost of investments	5,160,771	2,365,949	20,989,527	5,195,920	2,479,207	7,170,946
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	1	–	–	1	(1)

	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund
Undistributed ordinary income	$ 5	$ 4,026	$ 485,763	$ 1,421	$ 14,631	$ 274,951
Undistributed long-term capital gains	–	71,132	6,590,885	–	–	1,750,583
Capital loss carryforward[1]	–	–	–	(25,671)	(6,862)	–
Capital loss carryforward utilized	–	69,742	–	–	18,956	–
Gross unrealized appreciation on investments	283	709,601	17,555,327	68,401	289,059	8,126,096
Gross unrealized depreciation on investments	(721)	(65,723)	(233,601)	(23,915)	(38,257)	(775,545)
Net unrealized appreciation (depreciation) on investments	(438)	643,878	17,321,726	44,486	250,802	7,350,551
Cost of investments	14,964	1,250,255	24,050,081	277,505	1,126,041	20,037,194
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	–	–	1	(25)	2

Refer to the end of the tables for footnote.

American Funds Insurance Series	326

	$	$	$	$	$	$
	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund
Undistributed ordinary income	$ 919	$ 96,579	$ 3,576	$ 10,769	$ 895	$ 2,554
Undistributed long-term capital gains	15,632	–	–	–	–	–
Capital loss carryforward[1]	–	(1,584,772)	(199,982)	(329,227)	(14,210)	(1)
Capital loss carryforward utilized	3,502	–	–	2,670	–	–
Gross unrealized appreciation on investments	68,678	98,481	20,754	46,007	919	33
Gross unrealized depreciation on investments	(18,543)	(418,089)	(133,529)	(35,790)	(2,823)	(10)
Net unrealized appreciation (depreciation) on investments	50,135	(319,608)	(112,775)	10,217	(1,904)	23
Cost of investments	344,684	11,609,138	1,553,090	911,635	116,489	341,138
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	–	(1)	–	(1)	1

	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$ 14,192	$ 3,030	$ 1,479	$ 4,678	$ 29,096	$ 34,222
Undistributed long-term capital gains	–	21,721	–	–	80,444	121,846
Capital loss carryforward[1]	(285,585)	–	(17,954)	(22,352)	–	–
Capital loss carryforward utilized	–	12,281	–	–	–	–
Gross unrealized appreciation on investments	33,808	154,662	12,181	65,731	438,778	164,475
Gross unrealized depreciation on investments	(75,752)	(99,488)	(23,465)	(27,103)	(88,157)	(32,472)
Net unrealized appreciation (depreciation) on investments	(41,944)	55,174	(11,284)	38,628	350,621	132,003
Cost of investments	1,908,664	471,462	125,279	283,469	1,823,430	1,893,639
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	–	–	–	–	–

[1]

Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2024			Year ended December 31, 2023

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 65,173	$ 99,126	$164,299	$36,245	$238,315	$274,560
Class 1A	319	536	855	148	1,195	1,343
Class 2	57,169	103,301	160,470	30,048	259,863	289,911
Class 4	12,745	23,878	36,623	4,681	49,927	54,608

Total	$135,406	$226,841	$362,247	$71,122	$549,300	$620,422

327	American Funds Insurance Series

Global Small Capitalization Fund

	Year ended December 31, 2024			Year ended December 31, 2023

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$24,044	$21,820	$ 45,864	$4,595	$11,794	$16,389
Class 1A	120	119	239	12	59	71
Class 2	42,943	43,051	85,994	4,713	23,554	28,267
Class 4	6,428	7,070	13,498	76	3,623	3,699

Total	$73,535	$72,060	$145,595	$9,396	$39,030	$48,426

Growth Fund

	Year ended December 31, 2024			Year ended December 31, 2023

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$121,696	$433,019	$ 554,715	$ 93,186	$ 861,352	$ 954,538
Class 1A	1,328	7,268	8,596	926	13,243	14,169
Class 2	72,492	433,759	506,251	58,531	924,799	983,330
Class 3	1,123	5,725	6,848	883	11,837	12,720
Class 4	9,370	97,988	107,358	5,132	167,524	172,656

Total	$206,009	$977,759	$1,183,768	$158,658	$1,978,755	$2,137,413

International Fund

	Year ended December 31, 2024			Year ended December 31, 2023

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$46,267	$–	$46,267	$50,154	$–	$50,154
Class 1A	157	–	157	150	–	150
Class 2	40,220	–	40,220	42,608	–	42,608
Class 3	191	–	191	219	–	219
Class 4	4,485	–	4,485	4,367	–	4,367

Total	$91,320	$–	$91,320	$97,498	$–	$97,498

New World Fund

	Year ended December 31, 2024			Year ended December 31, 2023

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$29,713	$ 8,227	$37,940	$28,772	$–	$28,772
Class 1A	167	49	216	146	–	146
Class 2	11,293	3,828	15,121	11,303	–	11,303
Class 4	9,604	3,785	13,389	9,222	–	9,222

Total	$50,777	$15,889	$66,666	$49,443	$–	$49,443

American Funds Insurance Series	328

Washington Mutual Investors Fund

	Year ended December 31, 2024					Year ended December 31, 2023

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$111,395		$50,394	$161,789		$118,356	$52,370	$170,726
Class 1A	426		202	628		338	194	532
Class 2	46,990		24,567	71,557		51,574	26,108	77,682
Class 4	23,694		12,608	36,302		20,772	11,035	31,807

Total	$182,505		$87,771	$270,276		$191,040	$89,707	$280,747

U.S. Small and Mid Cap Equity Fund

	For the period November 15, 2024[2] to December 31, 2024

Share class	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$ –	[3]	$–	$–	[3]
Class 1A	–	[3]	–	–	[3]
Class 2	–	[3]	–	–	[3]
Class 4	13		–	13

Total	$13		$–	$13

Capital World Growth and Income Fund

	Year ended December 31, 2024					Year ended December 31, 2023

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$11,350		$–	$11,350		$11,646	$–	$11,646
Class 1A	144		–	144		125	–	125
Class 2	17,039		–	17,039		18,495	–	18,495
Class 4	3,943		–	3,943		3,732	–	3,732

Total	$32,476		$–	$32,476		$33,998	$–	$33,998

Growth-Income Fund

	Year ended December 31, 2024					Year ended December 31, 2023

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$338,365		$1,023,186	$1,361,551		$327,645	$1,077,919	$1,405,564
Class 1A	495		1,702	2,197		440	1,649	2,089
Class 2	163,135		597,677	760,812		164,035	642,837	806,872
Class 3	1,879		6,513	8,392		1,848	6,857	8,705
Class 4	26,050		105,495	131,545		22,003	96,356	118,359

Total	$529,924		$1,734,573	$2,264,497		$515,971	$1,825,618	$2,341,589

Refer to the end of the tables for footnotes.

329	American Funds Insurance Series

International Growth and Income Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 461	$–	$ 461	$ 394	$–	$ 394
Class 1A	156	–	156	151	–	151
Class 2	3,897	–	3,897	3,949	–	3,949
Class 4	3,584	–	3,584	3,139	–	3,139

Total	$8,098	$–	$8,098	$7,633	$–	$7,633

Capital Income Builder

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$25,390	$–	$25,390	$19,561	$–	$19,561
Class 1A	397	–	397	290	–	290
Class 2	575	–	575	410	–	410
Class 4	19,314	–	19,314	14,650	–	14,650

Total	$45,676	$–	$45,676	$34,911	$–	$34,911

Asset Allocation Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$374,078	$ 678,739	$1,052,817	$364,001	$578,217	$ 942,218
Class 1A	848	1,422	2,270	663	1,038	1,701
Class 2	92,429	187,595	280,024	91,196	163,182	254,378
Class 3	693	1,326	2,019	644	1,097	1,741
Class 4	127,247	278,890	406,137	111,055	215,145	326,200

Total	$595,295	$1,147,972	$1,743,267	$567,559	$958,679	$1,526,238

American Funds Global Balanced Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,963	$–	$1,963	$1,780	$11,386	$13,166
Class 1A	64	–	64	43	310	353
Class 2	2,714	–	2,714	2,558	18,886	21,444
Class 4	2,307	–	2,307	1,750	14,227	15,977

Total	$7,048	$–	$7,048	$6,131	$44,809	$50,940

Refer to the end of the tables for footnotes.

American Funds Insurance Series	330

The Bond Fund of America

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$305,561	$–	$305,561	$246,119	$–	$246,119
Class 1A	8,909	–	8,909	8,577	–	8,577
Class 2	115,243	–	115,243	97,823	–	97,823
Class 4	45,913	–	45,913	30,097	–	30,097

Total	$475,626	$–	$475,626	$382,616	$–	$382,616

Capital World Bond Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$15,387	$–	$15,387	$–	$–	$–
Class 1A	983	–	983	–	–	–
Class 2	16,410	–	16,410	–	–	–
Class 4	1,135	–	1,135	–	–	–

Total	$33,915	$–	$33,915	$–	$–	$–

American High-Income Trust

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$15,191	$–	$15,191	$15,308	$–	$15,308
Class 1A	199	–	199	171	–	171
Class 2	35,147	–	35,147	36,274	–	36,274
Class 3	529	–	529	556	–	556
Class 4	8,336	–	8,336	5,957	–	5,957

Total	$59,402	$–	$59,402	$58,266	$–	$58,266

American Funds Mortgage Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 804	$–	$ 804	$ 656	$–	$ 656
Class 1A	121	–	121	71	–	71
Class 2	1,928	–	1,928	1,633	–	1,633
Class 4	2,148	–	2,148	1,600	–	1,600

Total	$5,001	$–	$5,001	$3,960	$–	$3,960

Refer to the end of the tables for footnotes.

331	American Funds Insurance Series

Ultra-Short Bond Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 1,996	$–	$ 1,996	$ 1,981	$–	$ 1,981
Class 1A	6	–	6	5	–	5
Class 2	12,857	–	12,857	12,823	–	12,823
Class 3	205	–	205	198	–	198
Class 4	2,569	–	2,569	2,524	–	2,524

Total	$17,633	$–	$17,633	$17,531	$–	$17,531

U.S. Government Securities Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$11,248	$–	$11,248	$ 9,817	$–	$ 9,817
Class 1A	11,344	–	11,344	171	–	171
Class 2	42,551	–	42,551	39,205	–	39,205
Class 3	204	–	204	219	–	219
Class 4	7,920	–	7,920	6,275	–	6,275

Total	$73,267	$–	$73,267	$55,687	$–	$55,687

Managed Risk Growth Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 93	$–	$ 93	$ 129	$ 2,315	$ 2,444
Class P2	2,326	–	2,326	5,596	103,643	109,239

Total	$2,419	$–	$2,419	$5,725	$105,958	$111,683

Managed Risk International Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 29	$–	$ 29	$ 29	$ 127	$ 156
Class P2	1,532	–	1,532	1,939	8,757	10,696

Total	$1,561	$–	$1,561	$1,968	$8,884	$10,852

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 53	$–	$ 53	$ 58	$ 363	$ 421
Class P2	5,422	–	5,422	5,936	41,630	47,566

Total	$5,475	$–	$5,475	$5,994	$41,993	$47,987

Refer to the end of the tables for footnotes.

American Funds Insurance Series	332

Managed Risk Growth-Income Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$33,022	$25,142	$58,164	$30,230	$230,056	$260,286
Class P2	4,085	3,659	7,744	3,723	33,365	37,088

Total	$37,107	$28,801	$65,908	$33,953	$263,421	$297,374

Managed Risk Asset Allocation Fund

	Year ended December 31, 2024			Year ended December 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 226	$ 138	$ 364	$ 164	$ 851	$ 1,015
Class P2	39,976	28,786	68,762	38,569	247,531	286,100

Total	$40,202	$28,924	$69,126	$38,733	$248,382	$287,115

 2Commencement of operations.

 3Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, CCG and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the year ended December 31, 2024, total investment advisory services fees waived by CRMC were $53,524,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

333	American Funds Insurance Series

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2024, before waiver	For the year ended December 31, 2024, after waiver
Fund	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.365%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.614
Growth Fund	.500	.275	.6	44.0	.306	.306
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.225
U.S. Small and Mid Cap Equity Fund	.450		all		.450	.450
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.372
Growth-Income Fund	.500	.217	.6	44.0	.250	.250
International Growth and Income Fund	.478	.450	15.0	15.0	.484	.484
Capital Income Builder	.357	.330	15.0	15.0	.357	.224
Asset Allocation Fund	.500	.236	.6	34.0	.265	.265
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.436
The Bond Fund of America	.352	.320	15.0	15.0	.352	.208
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.278
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.221
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.228
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100
Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits

Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

American Funds Insurance Series	334

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the managed risk funds also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,079
Class 1A	$ –	$ 48	6
Class 2	9,121	Not applicable	1,094
Class 4	2,135	2,135	256

Total class-specific expenses	$11,256	$2,183	$2,435

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 5,875
Class 1A	$ –	$ 821	98
Class 2	48,236	Not applicable	5,788
Class 3	467	Not applicable	78
Class 4	10,843	10,843	1,301

Total class-specific expenses	$59,546	$11,664	$13,140

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 555
Class 1A	$ –	$ 27	3
Class 2	2,062	Not applicable	247
Class 4	2,039	2,039	245

Total class-specific expenses	$4,101	$2,066	$1,050

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$293
Class 1A	$ –	$ 14	2
Class 2	4,526	Not applicable	543
Class 4	755	755	91

Total class-specific expenses	$5,281	$769	$929

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,002
Class 1A	$ –	$ 33	4
Class 2	8,593	Not applicable	1,031
Class 3	29	Not applicable	5
Class 4	1,108	1,108	133

Total class-specific expenses	$9,730	$1,141	$2,175

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,884
Class 1A	$ –	$ 65	8
Class 2	7,523	Not applicable	903
Class 4	3,915	3,915	470

Total class-specific expenses	$11,438	$3,980	$3,265

335	American Funds Insurance Series

U.S. Small and Mid Cap Equity Fund

Share class	Distribution services		Insurance administrative services		Administrative services

Class 1	Not applicable		Not applicable		$–
Class 1A	$–		$–		–
Class 2	–		Not applicable		–
Class 4	–	*	–	*	1

Total class-specific expenses	$–	*	$–	*	$1

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 7,144
Class 1A	$ –	$ 100	12
Class 2	34,129	Not applicable	4,096
Class 3	272	Not applicable	45
Class 4	6,020	6,019	722

Total class-specific expenses	$40,421	$6,119	$12,019

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$209
Class 1A	$ –	$ 28	4
Class 2	40	Not applicable	5
Class 4	1,512	1,512	181

Total class-specific expenses	$1,552	$1,540	$399

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 30
Class 1A	$ –	$ 8	1
Class 2	393	Not applicable	47
Class 4	345	344	41

Total class-specific expenses	$738	$352	$119

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$179
Class 1A	$ –	$ 21	3
Class 2	2,627	Not applicable	315
Class 4	638	637	77

Total class-specific expenses	$3,265	$658	$574

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 5
Class 1A	$ –	$ 15	2
Class 2	401	Not applicable	48
Class 4	377	377	45

Total class-specific expenses	$778	$392	$100

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$4,805
Class 1A	$ –	$ 90	11
Class 2	10,896	Not applicable	1,308
Class 3	57	Not applicable	9
Class 4	15,908	15,908	1,909

Total class-specific expenses	$26,861	$15,998	$8,042

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$2,120
Class 1A	$ –	$ 580	70
Class 2	7,062	Not applicable	847
Class 4	2,666	2,666	320

Total class-specific expenses	$9,728	$3,246	$3,357

Refer to the end of the tables for footnote.

American Funds Insurance Series	336

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$191
Class 1A	$ –	$ 64	8
Class 2	1,986	Not applicable	238
Class 4	143	144	17

Total class-specific expenses	$2,129	$208	$454

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 5
Class 1A	$ –	$ 6	1
Class 2	108	Not applicable	13
Class 4	122	122	14

Total class-specific expenses	$230	$128	$33

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 78
Class 1A	$ –	$403	48
Class 2	2,657	Not applicable	319
Class 3	10	Not applicable	2
Class 4	477	477	57

Total class-specific expenses	$3,144	$880	$504

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 5
Class P2	$302	302

Total class-specific expenses	$302	$307

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 68
Class 1A	$ –	$ 7	1
Class 2	1,337	Not applicable	161
Class 3	15	Not applicable	2
Class 4	317	317	38

Total class-specific expenses	$1,669	$324	$270

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 12
Class 1A	$ –	$ –	†	–	†
Class 2	654	Not applicable		78
Class 3	7	Not applicable		1
Class 4	130	130		16

Total class-specific expenses	$791	$130		$107

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 33
Class P2	$1,266	1,266

Total class-specific expenses	$1,266	$1,299

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 7
Class P2	$814	814

Total class-specific expenses	$814	$821

Refer to the end of the tables for footnote.

337	American Funds Insurance Series

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,886
Class P2	$701	701

Total class-specific expenses	$701	$5,587

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 26
Class P2	$5,198	5,198

Total class-specific expenses	$5,198	$5,224

*Amount less than one thousand.

Miscellaneous fee reimbursements – CRMC reimbursed a portion of miscellaneous fees and expenses for U.S. Small and Mid Cap Equity Fund, Managed Risk International Fund, and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2024, total fees and expenses reimbursed by CRMC were $55,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 20		$ 27		$ 47
Global Small Capitalization Fund	8		10		18
Growth Fund	106		142		248
International Fund	18		24		42
New World Fund	9		11		20
Washington Mutual Investors Fund	27		36		63
U.S. Small and Mid Cap Equity Fund	–	*	–	*	–	*
Capital World Growth and Income Fund	5		6		11
Growth-Income Fund	99		131		230
International Growth and Income Fund	1		1		2
Capital Income Builder	3		4		7
Asset Allocation Fund	67		88		155
American Funds Global Balanced Fund	1		1		2
The Bond Fund of America	28		37		65
Capital World Bond Fund	4		5		9
American High-Income Trust	2		3		5
American Funds Mortgage Fund	–	*	–	*	–	*
Ultra-Short Bond Fund	1		1		2
U.S. Government Securities Fund	4		6		10
Managed Risk Growth Fund	1		2		3
Managed Risk International Fund	1		–	*	1
Managed Risk Washington Mutual Investors Fund	1		1		2
Managed Risk Growth-Income Fund	6		7		13
Managed Risk Asset Allocation Fund	6		6		12

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

American Funds Insurance Series	338

Investments in CCBF and CCF – Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2024 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$276,216	$236,679	$123,467
Global Small Capitalization Fund	24,215	39,957	9,327
Growth Fund	392,395	375,282	105,490
International Fund	70,631	172,362	4,917
New World Fund	45,374	59,032	2,208
Washington Mutual Investors Fund	117,827	97,485	23,095
Capital World Growth and Income Fund	25,388	32,356	5,754
Growth-Income Fund	552,860	1,142,847	444,349
International Growth and Income Fund	5,059	5,739	275
Capital Income Builder	18,368	11,457	2,718
Asset Allocation Fund	211,387	146,463	47,725
American Funds Global Balanced Fund	5,713	7,278	1,892
American High-Income Trust	220	220	–

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2024.

339	American Funds Insurance Series

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$182,743	4,922	$164,299	4,426	$(478,156)	(12,907)	$(131,114)	(3,559)
Class 1A	3,593	97	855	23	(3,164)	(85)	1,284	35
Class 2	64,877	1,789	160,470	4,397	(544,385)	(14,948)	(319,038)	(8,762)
Class 4	187,863	5,186	36,623	1,016	(80,774)	(2,235)	143,712	3,967

Total net increase (decrease)	$439,076	11,994	$362,247	9,862	$(1,106,479)	(30,175)	$(305,156)	(8,319)

Year ended December 31, 2023
Class 1	$192,718	6,033	$274,560	8,748	$(540,248)	(16,855)	$(72,970)	(2,074)
Class 1A	2,158	68	1,343	43	(2,107)	(66)	1,394	45
Class 2	39,498	1,245	289,912	9,380	(438,910)	(13,838)	(109,500)	(3,213)
Class 4	95,674	3,056	54,608	1,787	(77,844)	(2,499)	72,438	2,344

Total net increase (decrease)	$330,048	10,402	$620,423	19,958	$(1,059,109)	(33,258)	$(108,638)	(2,898)

Global Small Capitalization Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$82,737	4,519	$45,699	2,557	$(168,033)	(9,099)	$(39,597)	(2,023)
Class 1A	766	43	239	14	(637)	(35)	368	22
Class 2	58,585	3,367	85,994	5,139	(246,897)	(14,207)	(102,318)	(5,701)
Class 4	41,322	2,398	13,498	810	(37,390)	(2,159)	17,430	1,049

Total net increase (decrease)	$183,410	10,327	$145,430	8,520	$(452,957)	(25,500)	$(124,117)	(6,653)

Year ended December 31, 2023
Class 1	$91,477	5,345	$16,333	935	$(152,565)	(8,792)	$(44,755)	(2,512)
Class 1A	781	46	71	4	(530)	(31)	322	19
Class 2	39,394	2,481	28,267	1,715	(197,235)	(11,995)	(129,574)	(7,799)
Class 4	34,683	2,137	3,699	225	(36,779)	(2,285)	1,603	77

Total net increase (decrease)	$166,335	10,009	$48,370	2,879	$(387,109)	(23,103)	$(172,404)	(10,215)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	340

Growth Fund

	Sales[1]			Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$1,283,657	11,196		$554,066	4,995	$(2,581,742)	(22,564)	$(744,019)	(6,373)
Class 1A	43,180	381		8,596	79	(33,697)	(304)	18,079	156
Class 2	414,661	3,673		506,251	4,690	(3,189,792)	(28,372)	(2,268,880)	(20,009)
Class 3	1,071	10		6,848	62	(32,036)	(278)	(24,117)	(206)
Class 4	874,214	7,971		107,359	1,032	(368,353)	(3,358)	613,220	5,645

Total net increase (decrease)	$2,616,783	23,231		$1,183,120	10,858	$(6,205,620)	(54,876)	$(2,405,717)	(20,787)

Year ended December 31, 2023
Class 1	$1,126,344	13,031		$952,995	11,055	$(2,473,911)	(28,345)	$(394,572)	(4,259)
Class 1A	39,167	473		14,169	166	(24,617)	(280)	28,719	359
Class 2	378,332	4,358		983,331	11,587	(2,226,251)	(25,522)	(864,588)	(9,577)
Class 3	2,841	32		12,720	146	(23,828)	(268)	(8,267)	(90)
Class 4	479,958	5,642		172,656	2,092	(306,686)	(3,644)	345,928	4,090

Total net increase (decrease)	$2,026,642	23,536		$2,135,871	25,046	$(5,055,293)	(58,059)	$(892,780)	(9,477)

International Fund
	Sales[1]			Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$103,818	5,617		$ 46,267	2,445	$(505,047)	(27,104)	$(354,962)	(19,042)
Class 1A	2,421	132		158	9	(2,072)	(114)	507	27
Class 2	294,279	16,201		40,220	2,136	(554,239)	(30,168)	(219,740)	(11,831)
Class 3	2	–	[3]	191	10	(2,572)	(137)	(2,379)	(127)
Class 4	64,019	3,511		4,485	242	(49,713)	(2,726)	18,791	1,027

Total net increase (decrease)	$464,539	25,461		$91,321	4,842	$(1,113,643)	(60,249)	$(557,783)	(29,946)

Year ended December 31, 2023
Class 1	$116,405	7,036		$50,154	3,024	$(410,379)	(24,700)	$(243,820)	(14,640)
Class 1A	1,488	90		150	9	(1,420)	(86)	218	13
Class 2	132,534	7,999		42,608	2,582	(397,669)	(24,084)	(222,527)	(13,503)
Class 3	199	12		219	13	(1,551)	(92)	(1,133)	(67)
Class 4	41,507	2,540		4,367	269	(55,374)	(3,413)	(9,500)	(604)

Total net increase (decrease)	$292,133	17,677		$97,498	5,897	$(866,393)	(52,375)	$(476,762)	(28,801)

Refer to the end of the tables for footnotes.

341	American Funds Insurance Series

New World Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 211,139	7,770	$37,940		1,389		$(310,526)	(11,467)	$(61,447)	(2,308)
Class 1A	2,546	92	216		8		(1,406)	(52)	1,356	48
Class 2	97,709	3,717	15,121		562		(163,082)	(6,131)	(50,252)	(1,852)
Class 4	79,272	3,006	13,389		502		(106,780)	(4,055)	(14,119)	(547)

Total net increase (decrease)	$390,666	14,585	$66,666		2,461		$(581,794)	(21,705)	$(124,462)	(4,659)

Year ended December 31, 2023
Class 1	$ 86,114	3,585	$28,772		1,188		$(174,819)	(7,226)	$(59,933)	(2,453)
Class 1A	1,115	47	146		6		(1,025)	(43)	236	10
Class 2	59,693	2,497	11,303		473		(136,698)	(5,745)	(65,702)	(2,775)
Class 4	71,676	3,024	9,222		389		(93,668)	(3,971)	(12,770)	(558)

Total net increase (decrease)	$218,598	9,153	$49,443		2,056		$(406,210)	(16,985)	$(138,169)	(5,776)

Washington Mutual Investors Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 87,079	5,408	$161,220		9,874		$(948,618)	(58,997)	$(700,319)	(43,715)
Class 1A	4,491	279	628		38		(3,232)	(205)	1,887	112
Class 2	56,060	3,529	71,557		4,484		(477,590)	(30,368)	(349,973)	(22,355)
Class 4	260,219	16,589	36,302		2,301		(99,151)	(6,416)	197,370	12,474

Total net increase (decrease)	$407,849	25,805	$269,707		16,697		$(1,528,591)	(95,986)	$(851,035)	(53,484)

Year ended December 31, 2023
Class 1	$277,677	21,465	$170,023		12,648		$(697,429)	(52,419)	$(249,729)	(18,306)
Class 1A	9,396	729	532		40		(54,463)	(4,239)	(44,535)	(3,470)
Class 2	33,904	2,614	77,682		5,899		(358,013)	(27,290)	(246,427)	(18,777)
Class 4	156,923	12,161	31,807		2,442		(102,800)	(7,983)	85,930	6,620

Total net increase (decrease)	$477,900	36,969	$280,044		21,029		$(1,212,705)	(91,931)	$(454,761)	(33,933)

U.S. Small and Mid Cap Equity Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period November 15, 2024[2] to December 31, 2024
Class 1	$ 10	1	$ –	[3]	–	[3]	$–	–	$ 10	1
Class 1A	10	1	–	[3]	–	[3]	–	–	10	1
Class 2	10	1	–	[3]	–	[3]	–	–	10	1
Class 4	14,970	1,497	13		1		–	–	14,983	1,498

Total net increase (decrease)	$15,000	1,500	$13		1		$–	–	$15,013	1,501

Refer to the end of the tables for footnotes.

American Funds Insurance Series	342

Capital World Growth and Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$61,832	4,046	$11,187	709	$(124,340)	(8,176)	$ (51,321)	(3,421)
Class 1A	1,263	86	144	9	(793)	(51)	614	44
Class 2	14,751	970	17,039	1,085	(177,803)	(11,812)	(146,013)	(9,757)
Class 4	31,604	2,138	3,943	258	(30,478)	(2,080)	5,069	316

Total net increase (decrease)	$109,450	7,240	$32,313	2,061	$(333,414)	(22,119)	$(191,651)	(12,818)

Year ended December 31, 2023
Class 1	$65,556	5,277	$11,348	873	$(143,262)	(11,299)	$ (66,358)	(5,149)
Class 1A	755	60	126	9	(615)	(50)	266	19
Class 2	13,750	1,078	18,495	1,427	(147,991)	(11,668)	(115,746)	(9,163)
Class 4	31,436	2,536	3,732	296	(24,318)	(1,970)	10,850	862

Total net increase (decrease)	$111,497	8,951	$33,701	2,605	$(316,186)	(24,987)	$(170,988)	(13,431)

Growth-Income Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$332,044	5,020	$1,360,424	21,268	$(3,357,393)	(51,220)	$(1,664,925)	(24,932)
Class 1A	5,383	81	2,198	35	(5,242)	(81)	2,339	35
Class 2	113,447	1,761	760,811	12,154	(2,068,284)	(32,090)	(1,194,026)	(18,175)
Class 3	313	5	8,392	131	(19,777)	(301)	(11,072)	(165)
Class 4	332,452	5,218	131,545	2,144	(199,130)	(3,142)	264,867	4,220

Total net increase (decrease)	$783,639	12,085	$2,263,370	35,732	$(5,649,826)	(86,834)	$(2,602,817)	(39,017)

Year ended December 31, 2023
Class 1	$479,730	9,041	$1,404,035	26,362	$(2,739,803)	(50,914)	$(856,038)	(15,511)
Class 1A	4,149	77	2,090	40	(4,268)	(80)	1,971	37
Class 2	112,392	2,119	806,872	15,426	(1,545,914)	(29,027)	(626,650)	(11,482)
Class 3	280	5	8,705	163	(14,068)	(259)	(5,083)	(91)
Class 4	187,357	3,563	118,358	2,303	(175,879)	(3,369)	129,836	2,497

Total net increase (decrease)	$783,908	14,805	$2,340,060	44,294	$(4,479,932)	(83,649)	$(1,355,964)	(24,550)

Refer to the end of the tables for footnotes.

343	American Funds Insurance Series

International Growth and Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 3,051	287	$ 461	43	$ (1,958)	(184)	$ 1,554	146
Class 1A	950	92	156	15	(1,296)	(129)	(190)	(22)
Class 2	5,039	489	3,897	378	(25,957)	(2,509)	(17,021)	(1,642)
Class 4	22,262	2,198	3,583	353	(19,235)	(1,887)	6,610	664

Total net increase (decrease)	$31,302	3,066	$8,097	789	$(48,446)	(4,709)	$ (9,047)	(854)

Year ended December 31, 2023
Class 1	$ 3,526	363	$ 394	41	$ (3,717)	(387)	$ 203	17
Class 1A	1,556	164	151	17	(992)	(105)	715	76
Class 2	3,978	424	3,950	423	(25,662)	(2,748)	(17,734)	(1,901)
Class 4	24,171	2,625	3,138	342	(21,164)	(2,297)	6,145	670

Total net increase (decrease)	$33,231	3,576	$7,633	823	$(51,535)	(5,537)	$(10,671)	(1,138)

Capital Income Builder
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 55,004	4,532	$25,389	2,057	$(74,884)	(6,100)	$ 5,509	489
Class 1A	1,738	141	397	32	(825)	(68)	1,310	105
Class 2	3,421	272	575	47	(1,546)	(126)	2,450	193
Class 4	82,282	6,662	19,315	1,565	(75,684)	(6,165)	25,913	2,062

Total net increase (decrease)	$142,445	11,607	$45,676	3,701	$(152,939)	(12,459)	$35,182	2,849

Year ended December 31, 2023
Class 1	$ 77,581	6,983	$19,561	1,773	$(60,168)	(5,393)	$36,974	3,363
Class 1A	524	47	290	26	(737)	(66)	77	7
Class 2	1,719	155	410	37	(1,019)	(92)	1,110	100
Class 4	50,560	4,553	14,650	1,330	(60,170)	(5,412)	5,040	471

Total net increase (decrease)	$130,384	11,738	$34,911	3,166	$(122,094)	(10,963)	$43,201	3,941

Refer to the end of the tables for footnotes.

American Funds Insurance Series	344

Asset Allocation Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$189,766	7,473	$1,052,819	42,339	$(2,193,455)	(86,366)	$(950,870)	(36,554)
Class 1A	9,384	373	2,270	91	(5,272)	(211)	6,382	253
Class 2	63,147	2,538	280,024	11,458	(646,053)	(25,867)	(302,882)	(11,871)
Class 3	546	22	2,019	81	(3,219)	(128)	(654)	(25)
Class 4	595,855	24,315	406,136	16,791	(703,265)	(28,339)	298,726	12,767

Total net increase (decrease)	$858,698	34,721	$1,743,268	70,760	$(3,551,264)	(140,911)	$(949,298)	(35,430)

Year ended December 31, 2023
Class 1	$315,966	14,009	$942,218	42,101	$(1,956,417)	(86,110)	$(698,233)	(30,000)
Class 1A	6,331	281	1,702	77	(4,607)	(204)	3,426	154
Class 2	42,695	1,904	254,377	11,536	(565,941)	(25,320)	(268,869)	(11,880)
Class 3	436	19	1,741	78	(2,528)	(111)	(351)	(14)
Class 4	217,843	9,818	326,200	14,919	(516,978)	(23,318)	27,065	1,419

Total net increase (decrease)	$583,271	26,031	$1,526,238	68,711	$(3,046,471)	(135,063)	$(936,962)	(40,321)

American Funds Global Balanced Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 5,008	386	$ 1,963	149	$(13,832)	(1,065)	$ (6,861)	(530)
Class 1A	1,071	82	64	5	(316)	(25)	819	62
Class 2	5,061	388	2,714	208	(26,779)	(2,070)	(19,004)	(1,474)
Class 4	23,792	1,863	2,307	180	(15,540)	(1,226)	10,559	817

Total net increase (decrease)	$34,932	2,719	$ 7,048	542	$(56,467)	(4,386)	$(14,487)	(1,125)

Year ended December 31, 2023
Class 1	$24,292	2,019	$13,166	1,134	$(35,782)	(2,948)	$ 1,676	205
Class 1A	85	7	353	31	(220)	(18)	218	20
Class 2	4,268	348	21,444	1,856	(22,190)	(1,820)	3,522	384
Class 4	14,257	1,202	15,977	1,406	(12,127)	(1,019)	18,107	1,589

Total net increase (decrease)	$42,902	3,576	$50,940	4,427	$(70,319)	(5,805)	$ 23,523	2,198

Refer to the end of the tables for footnotes.

345	American Funds Insurance Series

The Bond Fund of America

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 997,057	104,811	$303,806	32,314	$(1,023,095)	(106,864)	$277,768	30,261
Class 1A	30,267	3,210	8,908	955	(69,212)	(7,414)	(30,037)	(3,249)
Class 2	118,960	12,741	115,243	12,454	(268,162)	(28,438)	(33,959)	(3,243)
Class 4	297,378	31,907	45,913	4,990	(82,229)	(8,801)	261,062	28,096

Total net increase (decrease)	$1,443,662	152,669	$473,870	50,713	$(1,442,698)	(151,517)	$474,834	51,865

Year ended December 31, 2023
Class 1	$ 988,201	104,121	$244,526	26,118	$(784,964)	(82,958)	$447,763	47,281
Class 1A	47,994	5,083	8,577	923	(22,212)	(2,334)	34,359	3,672
Class 2	129,127	13,768	97,823	10,606	(228,846)	(24,571)	(1,896)	(197)
Class 4	200,494	21,589	30,097	3,279	(66,304)	(7,144)	164,287	17,724

Total net increase (decrease)	$1,365,816	144,561	$381,023	40,926	$(1,102,326)	(117,007)	$644,513	68,480

Capital World Bond Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 50,423	5,049	$15,387	1,561	$(110,677)	(11,006)	$(44,867)	(4,396)
Class 1A	39,370	4,030	983	100	(1,586)	(160)	38,767	3,970
Class 2	107,727	10,975	16,410	1,683	(141,037)	(14,229)	(16,900)	(1,571)
Class 4	13,021	1,348	1,135	119	(7,549)	(775)	6,607	692

Total net increase (decrease)	$210,541	21,402	$33,915	3,463	$(260,849)	(26,170)	$(16,393)	(1,305)

Year ended December 31, 2023
Class 1	$ 41,684	4,293	$ –	–	$ (80,001)	(8,267)	$(38,317)	(3,974)
Class 1A	206	21	–	–	(169)	(17)	37	4
Class 2	88,520	9,189	–	–	(82,729)	(8,647)	5,791	542
Class 4	7,131	757	–	–	(6,337)	(672)	794	85

Total net increase (decrease)	$137,541	14,260	$ –	–	$(169,236)	(17,603)	$(31,695)	(3,343)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	346

American High-Income Trust

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 9,340	1,009	$15,096	1,627	$(25,253)	(2,709)	$ (817)	(73)
Class 1A	996	107	199	21	(720)	(77)	475	51
Class 2	18,069	1,979	35,146	3,885	(64,581)	(7,119)	(11,366)	(1,255)
Class 3	151	16	529	57	(1,201)	(130)	(521)	(57)
Class 4	93,982	9,271	8,335	821	(55,362)	(5,531)	46,955	4,561

Total net increase (decrease)	$122,538	12,382	$59,305	6,411	$(147,117)	(15,566)	$ 34,726	3,227

Year ended December 31, 2023
Class 1	$ 4,239	480	$15,199	1,751	$(30,729)	(3,495)	$(11,291)	(1,264)
Class 1A	1,264	146	171	20	(180)	(20)	1,255	146
Class 2	12,480	1,448	36,273	4,277	(61,378)	(7,129)	(12,625)	(1,404)
Class 3	178	20	556	64	(1,269)	(144)	(535)	(60)
Class 4	55,861	5,819	5,958	629	(35,851)	(3,767)	25,968	2,681

Total net increase (decrease)	$ 74,022	7,913	$58,157	6,741	$(129,407)	(14,555)	$ 2,772	99

American Funds Mortgage Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 170	18	$ 804	87	$ (279)	(30)	$ 695	75
Class 1A	976	105	121	13	(195)	(21)	902	97
Class 2	3,228	349	1,928	211	(5,636)	(603)	(480)	(43)
Class 4	18,316	1,981	2,148	239	(14,351)	(1,539)	6,113	681

Total net increase (decrease)	$22,690	2,453	$5,001	550	$(20,461)	(2,193)	$ 7,230	810

Year ended December 31, 2023
Class 1	$15,434	1,633	$ 656	71	$ (274)	(29)	$15,816	1,675
Class 1A	494	53	71	8	(343)	(37)	222	24
Class 2	1,572	168	1,634	178	(5,679)	(604)	(2,473)	(258)
Class 4	11,209	1,208	1,600	177	(7,433)	(812)	5,376	573

Total net increase (decrease)	$28,709	3,062	$3,961	434	$(13,729)	(1,482)	$18,941	2,014

Refer to the end of the tables for footnotes.

347	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$16,477	1,429	$ 1,996	176		$(20,160)	(1,740)	$ (1,687)	(135)
Class 1A	–	–	6	1		–	–	6	1
Class 2	57,235	5,128	12,858	1,175		(97,431)	(8,724)	(27,338)	(2,421)
Class 3	370	32	204	19		(841)	(74)	(267)	(23)
Class 4	19,303	1,714	2,569	233		(26,048)	(2,325)	(4,176)	(378)

Total net increase (decrease)	$93,385	8,303	$17,633	1,604		$(144,480)	(12,863)	$(33,462)	(2,956)

Year ended December 31, 2023
Class 1	$15,301	1,322	$ 1,981	175		$(27,332)	(2,377)	$(10,050)	(880)
Class 1A	104	9	5	–	[3]	–	–	109	9
Class 2	49,580	4,448	12,823	1,169		(87,341)	(7,830)	(24,938)	(2,213)
Class 3	319	28	198	17		(579)	(51)	(62)	(6)
Class 4	32,945	2,924	2,524	229		(60,576)	(5,393)	(25,107)	(2,240)

Total net increase (decrease)	$98,249	8,731	$17,531	1,590		$(175,828)	(15,651)	$(60,048)	(5,330)

U.S. Government Securities Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class 1	$ 68,973	6,957	$10,757	1,108		$(60,235)	(6,083)	$19,495	1,982
Class 1A	283,124	28,940	11,344	1,174		(6,503)	(659)	287,965	29,455
Class 2	101,793	10,487	42,550	4,440		(132,491)	(13,544)	11,852	1,383
Class 3	881	89	204	21		(1,780)	(181)	(695)	(71)
Class 4	72,367	7,407	7,920	827		(45,157)	(4,667)	35,130	3,567

Total net increase (decrease)	$527,138	53,880	$72,775	7,570		$(246,166)	(25,134)	$353,747	36,316

Year ended December 31, 2023
Class 1	$ 55,970	5,604	$ 9,373	959		$(47,478)	(4,765)	$17,865	1,798
Class 1A	1,646	166	171	18		(905)	(92)	912	92
Class 2	89,575	9,065	39,206	4,068		(104,906)	(10,680)	23,875	2,453
Class 3	185	19	219	22		(967)	(97)	(563)	(56)
Class 4	58,408	5,912	6,275	651		(70,259)	(7,138)	(5,576)	(575)

Total net increase (decrease)	$205,784	20,766	$55,244	5,718		$(224,515)	(22,772)	$36,513	3,712

Managed Risk Growth Fund
	Sales		Reinvestments of distributions			Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class P1	$ 974	79	$93	8		$(2,663)	(220)	$ (1,596)	(133)
Class P2	10,767	875	2,326	197		(100,353)	(8,347)	(87,260)	(7,275)

Total net increase (decrease)	$11,741	954	$2,419	205		$(103,016)	(8,567)	$(88,856)	(7,408)

Year ended December 31, 2023
Class P1	$ 2,318	221	$2,445	252		$(1,380)	(131)	$ 3,383	342
Class P2	15,188	1,407	109,238	11,379		(64,373)	(6,069)	60,053	6,717

Total net increase (decrease)	$17,506	1,628	$111,683	11,631		$(65,753)	(6,200)	$ 63,436	7,059

Refer to the end of the tables for footnotes.

American Funds Insurance Series	348

Managed Risk International Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class P1	$ 146	17	$ 29	3	$ (232)	(27)	$ (57)	(7)
Class P2	5,087	599	1,532	174	(14,961)	(1,722)	(8,342)	(949)

Total net increase (decrease)	$5,233	616	$ 1,561	177	$(15,193)	(1,749)	$(8,399)	(956)

Year ended December 31, 2023
Class P1	$ 282	34	$ 156	19	$ (230)	(27)	$ 208	26
Class P2	3,795	459	10,696	1,309	(13,108)	(1,539)	1,383	229

Total net increase (decrease)	$4,077	493	$10,852	1,328	$(13,338)	(1,566)	$ 1,591	255

Managed Risk Washington Mutual Investors Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class P1	$ 290	26	$ 53	5	$ (607)	(54)	$ (264)	(23)
Class P2	6,900	617	5,422	490	(51,492)	(4,594)	(39,170)	(3,487)

Total net increase (decrease)	$ 7,190	643	$ 5,475	495	$(52,099)	(4,648)	$(39,434)	(3,510)

Year ended December 31, 2023
Class P1	$ 158	15	$ 422	43	$ (478)	(47)	$ 102	11
Class P2	12,514	1,194	47,565	4,928	(40,947)	(3,988)	19,132	2,134

Total net increase (decrease)	$12,672	1,209	$47,987	4,971	$(41,425)	(4,035)	$ 19,234	2,145

Managed Risk Growth-Income Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class P1	$16,125	1,168	$58,164	4,309	$(346,171)	(25,246)	$(271,882)	(19,769)
Class P2	4,069	297	7,744	582	(53,124)	(3,920)	(41,311)	(3,041)

Total net increase (decrease)	$20,194	1,465	$65,908	4,891	$(399,295)	(29,166)	$(313,193)	(22,810)

Year ended December 31, 2023
Class P1	$30,902	2,476	$260,286	22,694	$(233,754)	(19,325)	$57,434	5,845
Class P2	7,934	662	37,088	3,259	(38,477)	(3,190)	6,545	731

Total net increase (decrease)	$38,836	3,138	$297,374	25,953	$(272,231)	(22,515)	$63,979	6,576

Refer to the end of the tables for footnotes.

349	American Funds Insurance Series

Managed Risk Asset Allocation Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2024
Class P1	$1,509	116	$365	29	$(1,325)	(108)	$549	37
Class P2	32,478	2,619	68,762	5,709	(396,241)	(32,260)	(295,001)	(23,932)

Total net increase (decrease)	$33,987	2,735	$69,127	5,738	$(397,566)	(32,368)	$(294,452)	(23,895)

Year ended December 31, 2023
Class P1	$3,002	267	$1,016	92	$(1,021)	(88)	$2,997	271
Class P2	18,885	1,651	286,099	26,654	(309,678)	(27,225)	(4,694)	1,080

Total net increase (decrease)	$21,887	1,918	$287,115	26,746	$(310,699)	(27,313)	$(1,697)	1,351

1Includes exchanges between share classes of the fund.

2Commencement of operations.

3Amount less than one thousand.

11. Ownership concentration

At December 31, 2024, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 15% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. Furthermore, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 18% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

In addition, CRMC held aggregate ownership of 100% of the outstanding shares of American Funds Insurance Series - U.S. Small and Mid Cap Equity Fund. The ownership percentage represents the seed money invested in the fund when it began operations. American Funds Insurance Series - U.S. Small and Mid Cap Equity Fund began operations on November 15, 2024.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2024 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$3,164,887	$1,404,853	$9,972,568	$2,417,180	$1,820,644	$3,260,404
Sales of investment securities*	3,769,006	1,651,883	13,805,985	3,239,267	1,935,286	4,101,698
Non-U.S. taxes paid on dividend income	5,391	4,051	6,800	10,559	5,330	1,790
Non-U.S. taxes paid on interest income	–	25	–	–	99	–
Non-U.S. taxes paid (refunded) on realized gains	449	9,294	–	19,388	11,656	–
Non-U.S. taxes provided on unrealized appreciation	4,595	19,329	–	30,847	20,878	–

Refer to the end of the tables for footnotes.

American Funds Insurance Series	350

	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund
Purchases of investment securities*	$15,102	$617,083	$17,545,556	$124,782	$1,191,489	$30,001,833
Sales of investment securities*	430	797,075	21,898,856	136,137	1,165,511	31,359,801
Non-U.S. taxes paid on dividend income	–	2,216	5,123	830	1,514	6,746
Non-U.S. taxes paid on interest income	–	–	16	1	–	–
Non-U.S. taxes paid (refunded) on realized gains	–	562	(591)	65	172	–
Non-U.S. taxes provided on unrealized appreciation	–	465	–	92	768	–

	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund
Purchases of investment securities*	$523,877	$35,318,918	$3,775,383	$390,487	$668,430	$–
Sales of investment securities*	536,068	35,418,355	3,739,907	379,388	670,997	–
Non-U.S. taxes paid on dividend income	339	–	–	9	–	–
Non-U.S. taxes paid on interest income	10	51	155	–	–	–
Non-U.S. taxes paid (refunded) on realized gains	86	–	64	–	–	–
Non-U.S. taxes provided on unrealized appreciation	226	–	133	–	–	–

	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$5,968,447	$ 66,860	$13,222	$26,393	$276,151	$140,909
Sales of investment securities*	5,952,344	160,102	25,321	70,105	573,720	395,647

*Excludes short-term securities and U.S. government obligations, if any.

351	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Global Growth Fund
Class 1:
12/31/2024	$33.92	$.44	$ 4.29	$ 4.73	$(.67)	$(1.07)	$(1.74)	$36.91	13.94%	$3,589	.52%	.41%	1.20%
12/31/2023	30.18	.36	6.30	6.66	(.37)	(2.55)	(2.92)	33.92	22.91	3,418	.52	.41	1.13
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31)	(3.97)	(4.28)	30.18	(24.54)	3,104	.53	.46	1.01
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
Class 1A:
12/31/2024	33.74	.35	4.26	4.61	(.58)	(1.07)	(1.65)	36.70	13.67	20	.77	.66	.95
12/31/2023	30.04	.28	6.26	6.54	(.29)	(2.55)	(2.84)	33.74	22.60	18	.77	.66	.88
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
Class 2:
12/31/2024	33.44	.35	4.22	4.57	(.57)	(1.07)	(1.64)	36.37	13.68	3,512	.77	.66	.95
12/31/2023	29.79	.28	6.21	6.49	(.29)	(2.55)	(2.84)	33.44	22.60	3,522	.77	.66	.88
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
Class 4:
12/31/2024	33.08	.25	4.18	4.43	(.51)	(1.07)	(1.58)	35.93	13.39	937	1.02	.91	.69
12/31/2023	29.51	.20	6.14	6.34	(.22)	(2.55)	(2.77)	33.08	22.29	732	1.02	.91	.63
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09

Refer to the end of the tables for footnotes.

American Funds Insurance Series	352

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Global Small Capitalization Fund
Class 1:
12/31/2024	$18.57	$ .12	$ .34	$ .46	$(.23)	$ (.65)	$ (.88)	$ 18.15	2.59%	$ 942	.70%	.67%	.66%
12/31/2023	16.22	.11	2.53	2.64	(.08)	(.21)	(.29)	18.57	16.45	1,001	.70	.65	.63
12/31/2022	34.17	.05	(9.50)	(9.45)	–	(8.50)	(8.50)	16.22	(29.37)	916	.72	.69	.24
12/31/2021	32.64	(.02)	2.32	2.30	–	(.77)	(.77)	34.17	6.98	1,707	.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391	.75	.75	(.06)
Class 1A:
12/31/2024	18.31	.07	.34	.41	(.19)	(.65)	(.84)	17.88	2.34	5	.95	.92	.40
12/31/2023	16.00	.06	2.50	2.56	(.04)	(.21)	(.25)	18.31	16.15	5	.95	.90	.38
12/31/2022	33.93	– [4]	(9.43)	(9.43)	–	(8.50)	(8.50)	16.00	(29.54)	4	.97	.94	– [5]
12/31/2021	32.49	(.07)	2.28	2.21	–	(.77)	(.77)	33.93	6.73	5	.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1	.99	.99	(.33)
Class 2:
12/31/2024	17.50	.07	.32	.39	(.19)	(.65)	(.84)	17.05	2.33	1,733	.95	.92	.41
12/31/2023	15.30	.06	2.39	2.45	(.04)	(.21)	(.25)	17.50	16.17	1,879	.95	.90	.38
12/31/2022	32.94	– [4]	(9.14)	(9.14)	–	(8.50)	(8.50)	15.30	(29.55)	1,762	.97	.94	– [5]
12/31/2021	31.56	(.10)	2.25	2.15	–	(.77)	(.77)	32.94	6.74	2,521	.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653	1.00	1.00	(.31)
Class 4:
12/31/2024	17.46	.03	.32	.35	(.15)	(.65)	(.80)	17.01	2.12	310	1.20	1.17	.15
12/31/2023	15.28	.02	2.37	2.39	– [4]	(.21)	(.21)	17.46	15.79	300	1.20	1.15	.13
12/31/2022	32.96	(.05)	(9.13)	(9.18)	–	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	–	(.77)	(.77)	32.96	6.43	344	1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268	1.25	1.25	(.56)

Refer to the end of the tables for footnotes.

353	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Growth Fund
Class 1:
12/31/2024	$ 99.44	$ .51	$ 30.78	$ 31.29	$(.67)	$ (2.59)	$ (3.26)	$127.47	31.96%	$21,469	.34%	.45%
12/31/2023	76.29	.57	28.16	28.73	(.54)	(5.04)	(5.58)	99.44	38.81	17,382	.35	.65
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53)	(14.31)	(14.84)	76.29	(29.75)	13,660	.35	.64
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
Class 1A:
12/31/2024	98.46	.22	30.43	30.65	(.41)	(2.59)	(3.00)	126.11	31.61	377	.59	.20
12/31/2023	75.61	.35	27.88	28.23	(.34)	(5.04)	(5.38)	98.46	38.47	280	.60	.40
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
Class 2:
12/31/2024	98.20	.22	30.34	30.56	(.38)	(2.59)	(2.97)	125.79	31.61	20,386	.59	.20
12/31/2023	75.41	.35	27.80	28.15	(.32)	(5.04)	(5.36)	98.20	38.49	17,879	.60	.40
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
Class 3:
12/31/2024	100.54	.30	31.09	31.39	(.46)	(2.59)	(3.05)	128.88	31.70	276	.52	.27
12/31/2023	77.09	.42	28.45	28.87	(.38)	(5.04)	(5.42)	100.54	38.56	236	.53	.47
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
Class 4:
12/31/2024	95.70	(.06)	29.52	29.46	(.19)	(2.59)	(2.78)	122.38	31.29	5,195	.84	(.06)
12/31/2023	73.64	.13	27.12	27.25	(.15)	(5.04)	(5.19)	95.70	38.13	3,522	.85	.15
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	354

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

International Fund
Class 1:
12/31/2024	$17.50	$.23	$ .38	$ .61	$(.27)	$ –	$ (.27)	$17.84	3.40%	$3,080	.52%	1.26%
12/31/2023	15.31	.25	2.20	2.45	(.26)	–	(.26)	17.50	16.12	3,353	.53	1.50
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34)	(2.60)	(2.94)	15.31	(20.57)	3,157	.54	1.95
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	–	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	–	(.18)	23.64	14.28	5,652	.55	.71
Class 1A:
12/31/2024	17.41	.18	.38	.56	(.22)	–	(.22)	17.75	3.17	13	.77	.99
12/31/2023	15.23	.21	2.19	2.40	(.22)	–	(.22)	17.41	15.85	12	.78	1.24
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	–	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	–	(.14)	23.55	13.96	10	.80	.43
Class 2:
12/31/2024	17.41	.19	.37	.56	(.22)	–	(.22)	17.75	3.16	3,238	.77	1.00
12/31/2023	15.23	.21	2.19	2.40	(.22)	–	(.22)	17.41	15.84	3,382	.78	1.24
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	–	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	–	(.13)	23.54	13.97	4,481	.80	.46
Class 3:
12/31/2024	17.56	.20	.37	.57	(.23)	–	(.23)	17.90	3.19	15	.70	1.08
12/31/2023	15.35	.22	2.22	2.44	(.23)	–	(.23)	17.56	15.99	17	.71	1.32
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	–	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	–	(.14)	23.69	14.00	25	.73	.53
Class 4:
12/31/2024	17.13	.14	.37	.51	(.18)	–	(.18)	17.46	2.93	441	1.02	.74
12/31/2023	14.99	.16	2.16	2.32	(.18)	–	(.18)	17.13	15.56	415	1.03	.99
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	–	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	–	(.09)	23.25	13.66	423	1.05	.21

Refer to the end of the tables for footnotes.

355	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

New World Fund
Class 1:
12/31/2024	$25.48	$.43	$ 1.32	$ 1.75	$(.44)	$ (.12)	$ (.56)	$26.67	6.86%	$1,800	.64%	.57%	1.60%
12/31/2023	22.30	.40	3.19	3.59	(.41)	–	(.41)	25.48	16.22	1,778	.64	.57	1.64
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39)	(2.34)	(2.73)	22.30	(21.86)	1,610	.68	.57	1.48
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
Class 1A:
12/31/2024	25.36	.36	1.31	1.67	(.38)	(.12)	(.50)	26.53	6.58	12	.89	.82	1.33
12/31/2023	22.19	.33	3.20	3.53	(.36)	–	(.36)	25.36	15.98	10	.89	.82	1.38
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
Class 2:
12/31/2024	25.17	.36	1.30	1.66	(.38)	(.12)	(.50)	26.33	6.55	791	.89	.82	1.36
12/31/2023	22.02	.33	3.17	3.50	(.35)	–	(.35)	25.17	15.99	803	.89	.82	1.39
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
Class 4:
12/31/2024	24.95	.29	1.28	1.57	(.31)	(.12)	(.43)	26.09	6.33	809	1.14	1.07	1.10
12/31/2023	21.84	.27	3.14	3.41	(.30)	–	(.30)	24.95	15.67	787	1.14	1.07	1.14
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08

Refer to the end of the tables for footnotes.

American Funds Insurance Series	356

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Washington Mutual Investors Fund
Class 1:
12/31/2024	$14.49	$.29	$ 2.51	$ 2.80	$(.30)	$ (.13)	$ (.43)	$16.86	19.40%	$6,269	.41%	.26%	1.78%
12/31/2023	12.69	.28	1.92	2.20	(.28)	(.12)	(.40)	14.49	17.66	6,020	.41	.27	2.07
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30)	(3.72)	(4.02)	12.69	(8.28)	5,507	.41	.26	2.13
12/31/2021	14.35	.29	3.73	4.02	(.28)	–	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
Class 1A:
12/31/2024	14.43	.25	2.50	2.75	(.26)	(.13)	(.39)	16.79	19.15	29	.66	.51	1.53
12/31/2023	12.61	.23	1.92	2.15	(.21)	(.12)	(.33)	14.43	17.29	23	.66	.52	1.77
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	–	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
Class 2:
12/31/2024	14.21	.24	2.47	2.71	(.26)	(.13)	(.39)	16.53	19.14	3,002	.66	.51	1.53
12/31/2023	12.46	.24	1.88	2.12	(.25)	(.12)	(.37)	14.21	17.29	2,899	.66	.52	1.82
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	–	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
Class 4:
12/31/2024	14.06	.20	2.44	2.64	(.23)	(.13)	(.36)	16.34	18.85	1,766	.91	.76	1.28
12/31/2023	12.34	.20	1.86	2.06	(.22)	(.12)	(.34)	14.06	16.97	1,344	.91	.77	1.58
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	–	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51

Refer to the end of the tables for footnotes.

357	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income (loss) to average net assets[2]

U.S. Small and Mid Cap Equity Fund
Class 1:
12/31/2024[6,7]	$10.00	$.01	$(.29)	$(.28)	$(.01)	$–	$(.01)	$9.71	(2.81)%[8,9]	$ –	[10]	.59%[9,11]		.54%[9,11]		.72%[9,11]
Class 1A:
12/31/2024[6,7]	10.00	.01	(.29)	(.28)	(.01)	–	(.01)	9.71	(2.81)[8,9]	–	[10]	.59	[9,11]	.54	[9,11]	.72	[9,11]
Class 2:
12/31/2024[6,7]	10.00	.01	(.29)	(.28)	(.01)	–	(.01)	9.71	(2.81)[8,9]	–	[10]	.59	[9,11]	.54	[9,11]	.72	[9,11]
Class 4:
12/31/2024[6,7]	10.00	.01	(.29)	(.28)	(.01)	–	(.01)	9.71	(2.82)[8,9]	15		.59	[9,11]	.55	[9,11]	.71	[9,11]

Refer to the end of the tables for footnotes.

American Funds Insurance Series	358

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Capital World Growth and Income Fund
Class 1:
12/31/2024	$13.85	$.27	$ 1.71	$ 1.98	$(.30)	$ –	$ (.30)	$15.53	14.24%	$ 597	.52%	.42%	1.75%
12/31/2023	11.67	.27	2.19	2.46	(.28)	–	(.28)	13.85	21.22	579	.52	.41	2.08
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34)	(3.45)	(3.79)	11.67	(17.13)	548	.57	.41	2.36
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
Class 1A:
12/31/2024	13.77	.23	1.70	1.93	(.26)	–	(.26)	15.44	14.00	8	.77	.67	1.50
12/31/2023	11.61	.23	2.18	2.41	(.25)	–	(.25)	13.77	20.87	7	.77	.66	1.83
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
Class 2:
12/31/2024	13.81	.23	1.71	1.94	(.26)	–	(.26)	15.49	14.00	1,015	.77	.67	1.51
12/31/2023	11.64	.23	2.18	2.41	(.24)	–	(.24)	13.81	20.88	1,040	.77	.66	1.83
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
Class 4:
12/31/2024	13.46	.18	1.67	1.85	(.23)	–	(.23)	15.08	13.70	268	1.02	.92	1.25
12/31/2023	11.35	.19	2.14	2.33	(.22)	–	(.22)	13.46	20.65	235	1.02	.91	1.57
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
Refer to the end of the tables for footnotes.

359	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Growth-Income Fund
Class 1:

12/31/2024	$59.26	$.84	$ 13.33	$ 14.17	$(.89)	$(2.95)	$(3.84)	$69.59	24.55%	$24,476	.28%	1.28%
12/31/2023	50.21	.86	11.96	12.82	(.88)	(2.89)	(3.77)	59.26	26.47	22,319	.29	1.60
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83)	(5.66)	(6.49)	50.21	(16.28)	19,692	.29	1.54
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
Class 1A:
12/31/2024	58.88	.67	13.24	13.91	(.74)	(2.95)	(3.69)	69.10	24.25	44	.53	1.02
12/31/2023	49.93	.72	11.87	12.59	(.75)	(2.89)	(3.64)	58.88	26.12	35	.54	1.35
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
Class 2:
12/31/2024	58.30	.66	13.10	13.76	(.73)	(2.95)	(3.68)	68.38	24.23	13,882	.53	1.03
12/31/2023	49.46	.72	11.75	12.47	(.74)	(2.89)	(3.63)	58.30	26.14	12,894	.54	1.35
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
Class 3:
12/31/2024	59.40	.72	13.36	14.08	(.77)	(2.95)	(3.72)	69.76	24.32	155	.46	1.10
12/31/2023	50.33	.77	11.97	12.74	(.78)	(2.89)	(3.67)	59.40	26.23	142	.47	1.42
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
Class 4:
12/31/2024	57.34	.49	12.86	13.35	(.60)	(2.95)	(3.55)	67.14	23.93	2,698	.78	.78
12/31/2023	48.72	.57	11.57	12.14	(.63)	(2.89)	(3.52)	57.34	25.82	2,062	.79	1.10
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02

Refer to the end of the tables for footnotes.

American Funds Insurance Series	360

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

International Growth and Income Fund

Class 1:
12/31/2024	$10.10	$.28	$ .10	$ .38	$(.29)	$ –	$ (.29)	$10.19	3.64%	$ 17	.57%	.57%	2.62%
12/31/2023	8.94	.27	1.15	1.42	(.26)	–	(.26)	10.10	16.08	15	.56	.55	2.82
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28)	(7.70)	(7.98)	8.94	(15.00)	13	.64	.54	3.29
12/31/2021	19.01	.54	.53	1.07	(.46)	–	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	–	(.29)	19.01	6.24	1,120	.68	.68	1.70

Class 1A:
12/31/2024	9.83	.24	.10	.34	(.26)	–	(.26)	9.91	3.39	6	.82	.82	2.34
12/31/2023	8.70	.24	1.13	1.37	(.24)	–	(.24)	9.83	15.92	6	.81	.80	2.54
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	–	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	–	(.25)	18.97	5.98	3	.93	.93	1.38

Class 2:
12/31/2024	9.82	.25	.10	.35	(.26)	–	(.26)	9.91	3.48	150	.82	.82	2.40
12/31/2023	8.70	.24	1.12	1.36	(.24)	–	(.24)	9.82	15.76	165	.81	.80	2.54
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	–	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	–	(.25)	18.95	6.01	221	.93	.93	1.43

Class 4:
12/31/2024	9.67	.22	.09	.31	(.24)	–	(.24)	9.74	3.11	150	1.07	1.07	2.13
12/31/2023	8.56	.21	1.12	1.33	(.22)	–	(.22)	9.67	15.66	143	1.06	1.05	2.29
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	–	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	–	(.21)	18.82	5.73	112	1.18	1.18	1.19

Refer to the end of the tables for footnotes.

361	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Capital Income Builder

Class 1:
12/31/2024	$11.63	$.42	$ .79	$1.21	$(.45)	$–	$(.45)	$12.39	10.45%	$709	.40%	.27%	3.44%
12/31/2023	10.99	.41	.59	1.00	(.36)	–	(.36)	11.63	9.28	660	.40	.26	3.68
12/31/2022	12.17	.37	(1.21)	(.84)	(.34)	–	(.34)	10.99	(6.90)	586	.44	.26	3.31
12/31/2021	10.87	.37	1.28	1.65	(.35)	–	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	–	(.32)	10.87	4.64	621	.53	.35	3.07

Class 1A:
12/31/2024	11.62	.39	.79	1.18	(.42)	–	(.42)	12.38	10.19	13	.65	.52	3.17
12/31/2023	10.98	.38	.59	.97	(.33)	–	(.33)	11.62	9.01	10	.65	.51	3.42
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	–	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	–	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	–	(.30)	10.86	4.38	6	.78	.60	2.81

Class 2:
12/31/2024	11.62	.39	.79	1.18	(.42)	–	(.42)	12.38	10.19	18	.65	.52	3.18
12/31/2023	10.98	.38	.59	.97	(.33)	–	(.33)	11.62	9.01	15	.65	.51	3.43
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	–	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	–	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	–	(.30)	10.87	4.48	8	.78	.60	2.83

Class 4:
12/31/2024	11.60	.36	.79	1.15	(.39)	–	(.39)	12.36	9.93	629	.90	.77	2.93
12/31/2023	10.96	.35	.59	.94	(.30)	–	(.30)	11.60	8.75	566	.90	.76	3.18
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	–	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	–	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	–	(.27)	10.85	4.11	462	1.03	.85	2.55

Refer to the end of the tables for footnotes.

American Funds Insurance Series	362

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/2024	$23.86	$.60	$ 3.29	$ 3.89	$(.61)	$(1.10)	$(1.71)	$26.04	16.73%	$16,023	.30%	2.36%
12/31/2023	22.20	.57	2.54	3.11	(.56)	(.89)	(1.45)	23.86	14.55	15,555	.30	2.49
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51)	(2.65)	(3.16)	22.20	(13.19)	15,138	.30	2.15
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80

Class 1A:
12/31/2024	23.74	.54	3.26	3.80	(.56)	(1.10)	(1.66)	25.88	16.41	42	.55	2.12
12/31/2023	22.10	.51	2.53	3.04	(.51)	(.89)	(1.40)	23.74	14.32	32	.55	2.25
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56

Class 2:
12/31/2024	23.53	.53	3.24	3.77	(.55)	(1.10)	(1.65)	25.65	16.44	4,340	.55	2.11
12/31/2023	21.91	.50	2.52	3.02	(.51)	(.89)	(1.40)	23.53	14.27	4,261	.55	2.24
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55

Class 3:
12/31/2024	23.90	.56	3.29	3.85	(.57)	(1.10)	(1.67)	26.08	16.52	32	.48	2.18
12/31/2023	22.23	.53	2.55	3.08	(.52)	(.89)	(1.41)	23.90	14.37	30	.48	2.31
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62

Class 4:
12/31/2024	23.34	.46	3.20	3.66	(.49)	(1.10)	(1.59)	25.41	16.11	6,649	.80	1.87
12/31/2023	21.75	.44	2.49	2.93	(.45)	(.89)	(1.34)	23.34	14.02	5,807	.80	1.99
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30

Refer to the end of the tables for footnotes.

363	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

American Funds Global Balanced Fund

Class 1:
12/31/2024	$12.37	$.34	$ .52	$ .86	$(.27)	$ –	$ (.27)	$12.96	6.90%	$ 95	.52%	.51%	2.63%
12/31/2023	12.55	.33	1.29	1.62	(.23)	(1.57)	(1.80)	12.37	14.05	98	.53	.52	2.67
12/31/2022	14.73	.26	(2.37)	(2.11)	–	(.07)	(.07)	12.55	(14.33)	96	.59	.58	1.99
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29

Class 1A:
12/31/2024	12.30	.30	.51	.81	(.24)	–	(.24)	12.87	6.57	4	.78	.77	2.35
12/31/2023	12.49	.29	1.30	1.59	(.21)	(1.57)	(1.78)	12.30	13.77	3	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03

Class 2:
12/31/2024	12.31	.31	.50	.81	(.23)	–	(.23)	12.89	6.58	149	.77	.76	2.38
12/31/2023	12.49	.30	1.29	1.59	(.20)	(1.57)	(1.77)	12.31	13.83	160	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03

Class 4:
12/31/2024	12.10	.27	.50	.77	(.21)	–	(.21)	12.66	6.32	144	1.02	1.01	2.12
12/31/2023	12.32	.26	1.27	1.53	(.18)	(1.57)	(1.75)	12.10	13.45	128	1.03	1.02	2.17
12/31/2022	14.53	.19	(2.33)	(2.14)	–	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78

Refer to the end of the tables for footnotes.

American Funds Insurance Series	364

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

The Bond Fund of America
Class 1:
12/31/2024	$ 9.54	$.44	$ (.29)	$ .15	$(.42)	$ –	$(.42)	$ 9.27	1.50%	$6,992	.39%	.24%	4.60%
12/31/2023	9.41	.39	.09	.48	(.35)	–	(.35)	9.54	5.21	6,908	.39	.20	4.15
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32)	(.12)	(.44)	9.41	(12.26)	6,370	.39	.20	3.09
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
Class 1A:
12/31/2024	9.47	.41	(.29)	.12	(.39)	–	(.39)	9.20	1.23	221	.64	.49	4.35
12/31/2023	9.35	.37	.08	.45	(.33)	–	(.33)	9.47	4.89	258	.64	.45	3.90
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
Class 2:
12/31/2024	9.40	.41	(.30)	.11	(.39)	–	(.39)	9.12	1.16	2,766	.64	.49	4.35
12/31/2023	9.27	.36	.10	.46	(.33)	–	(.33)	9.40	5.02	2,879	.64	.45	3.89
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
Class 4:
12/31/2024	9.35	.38	(.29)	.09	(.37)	–	(.37)	9.07	.98	1,188	.89	.74	4.10
12/31/2023	9.23	.34	.09	.43	(.31)	–	(.31)	9.35	4.72	963	.89	.70	3.66
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48

Refer to the end of the tables for footnotes.

365	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Capital World Bond Fund
Class 1:
12/31/2024	$10.16	$.42	$ (.70)	$ (.28)	$(.25)	$ –	$(.25)	$ 9.63	(2.76)%	$ 588	.48%	.48%	4.20%
12/31/2023	9.55	.32	.29	.61	–	–	–	10.16	6.39	665	.48	.48	3.33
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03)	(.16)	(.19)	9.55	(17.43)	663	.51	.48	2.43
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
Class 1A:
12/31/2024	10.08	.40	(.69)	(.29)	(.25)	–	(.25)	9.54	(2.97)	39	.74	.74	4.05
12/31/2023	9.50	.30	.28	.58	–	–	–	10.08	6.11	1	.73	.73	3.08
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
Class 2:
12/31/2024	10.03	.39	(.69)	(.30)	(.21)	–	(.21)	9.52	(3.04)	761	.73	.73	3.95
12/31/2023	9.45	.29	.29	.58	–	–	–	10.03	6.14	817	.73	.73	3.08
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
Class 4:
12/31/2024	9.88	.36	(.68)	(.32)	(.19)	–	(.19)	9.37	(3.32)	60	.98	.98	3.70
12/31/2023	9.33	.27	.28	.55	–	–	–	9.88	5.89	57	.98	.98	2.84
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58

Refer to the end of the tables for footnotes.

American Funds Insurance Series	366

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

American High-Income Trust
Class 1:
12/31/2024	$ 8.94	$.65	$ .24	$ .89	$(.64)	$–	$(.64)	$ 9.19	9.92%	$229	.45%	.32%	6.96%
12/31/2023	8.53	.63	.43	1.06	(.65)	–	(.65)	8.94	12.69	223	.45	.31	7.10
12/31/2022	10.19	.56	(1.47)	(.91)	(.75)	–	(.75)	8.53	(9.01)	224	.47	.32	5.95
12/31/2021	9.80	.51	.34	.85	(.46)	–	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	–	(.85)	9.80	8.21	123	.52	.52	6.46
Class 1A:
12/31/2024	8.90	.62	.25	.87	(.62)	–	(.62)	9.15	9.73	3	.70	.57	6.71
12/31/2023	8.51	.61	.41	1.02	(.63)	–	(.63)	8.90	12.40	3	.70	.56	6.90
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	–	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	–	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	–	(.84)	9.78	7.94	1	.78	.78	5.85
Class 2:
12/31/2024	8.73	.61	.23	.84	(.61)	–	(.61)	8.96	9.67	536	.70	.57	6.70
12/31/2023	8.35	.59	.41	1.00	(.62)	–	(.62)	8.73	12.45	533	.70	.56	6.85
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	–	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	–	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	–	(.83)	9.61	7.94	665	.78	.78	5.88
Class 3:
12/31/2024	8.99	.63	.25	.88	(.62)	–	(.62)	9.25	9.79	8	.63	.50	6.77
12/31/2023	8.58	.61	.43	1.04	(.63)	–	(.63)	8.99	12.54	8	.63	.49	6.91
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	–	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	–	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	–	(.84)	9.84	7.93	10	.71	.71	5.94
Class 4:
12/31/2024	9.75	.65	.27	.92	(.60)	–	(.60)	10.07	9.39	156	.95	.82	6.45
12/31/2023	9.26	.63	.46	1.09	(.60)	–	(.60)	9.75	12.18	107	.95	.81	6.62
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	–	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	–	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	–	(.81)	10.54	7.74	69	1.03	1.03	5.58

Refer to the end of the tables for footnotes.

367	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income (loss) to average net assets[2]

American Funds Mortgage Fund
Class 1:
12/31/2024	$ 9.44	$.47	$ (.38)	$ .09	$(.45)	$ –	$(.45)	$ 9.08	.93%	$ 17	.39%	.31%	5.04%
12/31/2023	9.45	.45	(.08)	.37	(.38)	–	(.38)	9.44	4.03	17	.41	.29	4.76
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15)	–	(.15)	9.45	(9.76)	1	.45	.25	.70
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
Class 1A:
12/31/2024	9.32	.44	(.37)	.07	(.43)	–	(.43)	8.96	.74	3	.64	.56	4.78
12/31/2023	9.34	.41	(.07)	.34	(.36)	–	(.36)	9.32	3.72	2	.65	.53	4.38
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	–	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
Class 2:
12/31/2024	9.34	.45	(.38)	.07	(.43)	–	(.43)	8.98	.68	42	.64	.56	4.79
12/31/2023	9.36	.41	(.07)	.34	(.36)	–	(.36)	9.34	3.68	44	.64	.52	4.35
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	–	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
Class 4:
12/31/2024	9.23	.42	(.38)	.04	(.41)	–	(.41)	8.86	.35	49	.89	.82	4.53
12/31/2023	9.25	.38	(.06)	.32	(.34)	–	(.34)	9.23	3.51	45	.90	.78	4.12
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	–	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
Refer to the end of the tables for footnotes.

American Funds Insurance Series	368

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund
Class 1:
12/31/2024	$11.35	$ .58	$(.01)		$ .57	$(.61)	$–	$(.61)	$11.31	5.08%	$ 39		.30%	4.98%
12/31/2023	11.35	.55	.01		.56	(.56)	–	(.56)	11.35	4.94	40		.30	4.81
12/31/2022	11.27	.17	(.01)		.16	(.08)	–	(.08)	11.35	1.42	51		.32	1.48
12/31/2021	11.31	(.03)	(.01)		(.04)	–	–	–	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	–	(.03)	11.31	.34	44		.37	.16
Class 1A:
12/31/2024	11.35	.55	–	[4]	.55	(.59)	–	(.59)	11.31	4.86	–	[10]	.53	4.74
12/31/2023	11.35	.54	–		.54	(.54)	–	(.54)	11.35	4.79	–	[10]	.53	4.69
12/31/2022	11.28	.16	(.01)		.15	(.08)	–	(.08)	11.35	1.32	–	[10]	.31	1.40
12/31/2021	11.31	(.03)	–	[4]	(.03)	–	–	–	11.28	(.27)	–	[10]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	–	(.03)	11.31	.32	–	[10]	.35	.26
Class 2:
12/31/2024	10.98	.53	–	[4]	.53	(.58)	–	(.58)	10.93	4.89	245		.55	4.73
12/31/2023	11.00	.51	–	[4]	.51	(.53)	–	(.53)	10.98	4.64	273		.55	4.56
12/31/2022	10.93	.13	–	[4]	.13	(.06)	–	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	–	[4]	(.06)	–	–	–	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	– [4]	–	[4]	– [4]	(.02)	–	(.02)	10.99	.03	288		.62	(.05)
Class 3:
12/31/2024	11.13	.54	–	[4]	.54	(.59)	–	(.59)	11.08	4.91	4		.48	4.79
12/31/2023	11.14	.52	.01		.53	(.54)	–	(.54)	11.13	4.75	4		.48	4.64
12/31/2022	11.07	.13	–	[4]	.13	(.06)	–	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	–	[4]	(.05)	–	–	–	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	– [4]	.02		.02	(.03)	–	(.03)	11.12	.13	4		.55	.03
Class 4:
12/31/2024	11.05	.50	.01		.51	(.56)	–	(.56)	11.00	4.62	51		.80	4.47
12/31/2023	11.05	.48	.01		.49	(.49)	–	(.49)	11.05	4.44	56		.80	4.28
12/31/2022	11.00	.12	(.03)		.09	(.04)	–	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	–	–	–	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	–	(.02)	11.08	(.25)	40		.87	(.35)

Refer to the end of the tables for footnotes.

369	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income (loss) to average net assets[2]

U.S. Government Securities Fund
Class 1:
12/31/2024	$ 9.91	$.45	$ (.35)	$ .10	$(.42)	$ –	$ (.42)	$ 9.59	.99%	$ 268	.33%	.27%	4.53%
12/31/2023	9.99	.40	(.09)	.31	(.39)	–	(.39)	9.91	3.21	257	.33	.21	4.05
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44)	–	(.44)	9.99	(10.75)	242	.36	.22	2.90
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
Class 1A:
12/31/2024	9.87	.42	(.35)	.07	(.41)	–	(.41)	9.53	.70	286	.58	.51	4.23
12/31/2023	9.96	.38	(.10)	.28	(.37)	–	(.37)	9.87	2.88	5	.58	.46	3.83
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	–	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
Class 2:
12/31/2024	9.78	.42	(.34)	.08	(.40)	–	(.40)	9.46	.75	1,051	.58	.52	4.28
12/31/2023	9.87	.37	(.09)	.28	(.37)	–	(.37)	9.78	2.89	1,073	.58	.46	3.80
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	–	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
Class 3:
12/31/2024	9.94	.43	(.35)	.08	(.40)	–	(.40)	9.62	.79	5	.51	.44	4.35
12/31/2023	10.02	.39	(.10)	.29	(.37)	–	(.37)	9.94	3.00	6	.51	.39	3.85
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	–	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
Class 4:
12/31/2024	9.77	.39	(.34)	.05	(.38)	–	(.38)	9.44	.44	210	.83	.77	4.02
12/31/2023	9.86	.35	(.10)	.25	(.34)	–	(.34)	9.77	2.62	183	.83	.71	3.54
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	–	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42

Refer to the end of the tables for footnotes.

American Funds Insurance Series	370

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[12]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,12]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Net effective expense ratio[2,13,14]	Ratio of net income (loss) to average net assets[2]

Managed Risk Growth Fund
Class P1:
12/31/2024	$10.86	$ .10	$ 2.48	$ 2.58	$(.09)	$ –	$ (.09)	$13.35	23.82%	$ 14	.42%	.37%	.69%	.81%
12/31/2023	11.37	.08	2.28	2.36	(.08)	(2.79)	(2.87)	10.86	23.77	13	.42	.37	.70	.77
12/31/2022	18.53	.06	(4.46)	(4.40)	(.22)	(2.54)	(2.76)	11.37	(24.62)	9	.41	.36	.68	.47
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13	.41	.36	.69	.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11	.42	.37	.72	.49
Class P2:
12/31/2024	10.73	.06	2.46	2.52	(.06)	–	(.06)	13.19	23.50	513	.67	.62	.94	.52
12/31/2023	11.28	.05	2.26	2.31	(.07)	(2.79)	(2.86)	10.73	23.50	495	.67	.62	.95	.43
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445	.67	.62	.94	.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584	.67	.62	.95	(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554	.67	.62	.97	.20

Managed Risk International Fund
Class P1:
12/31/2024	$ 8.36	$ .13	$ (.12)	$ .01	$(.14)	$ –	$ (.14)	$ 8.23	(.05)%	$ 2	.46%	.37%	.84%	1.50%
12/31/2023	8.61	.13	.41	.54	(.15)	(.64)	(.79)	8.36	6.36	2	.46	.36	.84	1.60
12/31/2022	10.55	.15	(1.75)	(1.60)	(.34)	–	(.34)	8.61	(15.27)	2	.44	.37	.85	1.70
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	–	(.09)	10.55	(3.92)	2	.44	.36	.86	2.12
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13	2	.43	.35	.86	.82
Class P2:
12/31/2024	8.32	.10	(.13)	(.03)	(.11)	–	(.11)	8.18	(.45)	112	.72	.63	1.10	1.19
12/31/2023	8.58	.10	.42	.52	(.14)	(.64)	(.78)	8.32	6.22	122	.73	.63	1.11	1.21
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	–	(.28)	8.58	(15.54)	124	.70	.63	1.11	1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	–	(.06)	10.48	(4.13)	160	.71	.63	1.13	1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168	.71	.63	1.14	.42

Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2024	$10.50	$ .20	$ 1.28	$ 1.48	$(.22)	$ –	$ (.22)	$11.76	14.20%	$ 3	.41%	.36%	.61%	1.80%
12/31/2023	11.24	.20	.79	.99	(.24)	(1.49)	(1.73)	10.50	10.04	3	.42	.37	.63	1.91
12/31/2022	12.95	.23	(1.38)	(1.15)	(.56)	–	(.56)	11.24	(8.92)	3	.41	.36	.60	1.96
12/31/2021	11.24	.16	1.79	1.95	(.24)	–	(.24)	12.95	17.46	2	.41	.36	.66	1.33
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)	2	.40	.35	.76	1.66
Class P2:
12/31/2024	10.43	.17	1.28	1.45	(.19)	–	(.19)	11.69	13.99	319	.68	.63	.88	1.51
12/31/2023	11.18	.18	.77	.95	(.21)	(1.49)	(1.70)	10.43	9.73	322	.68	.63	.89	1.71
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	–	(.52)	11.18	(9.16)	321	.67	.62	.86	1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	–	(.20)	12.88	17.11	371	.68	.62	.92	.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355	.68	.63	1.04	1.18

Refer to the end of the tables for footnotes.

371	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[1][2]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,12]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Net effective expense ratio[2,13,14]	Ratio of net income (loss) to average net assets[2]

Managed Risk Growth-Income Fund
Class P1:
12/31/2024	$12.53	$.21	$ 2.02	$ 2.23	$(.23)	$ (.18)	$ (.41)	$14.35	18.03%	$1,903	.41%	.36%	.63%	1.55%
12/31/2023	12.51	.20	1.65	1.85	(.21)	(1.62)	(1.83)	12.53	16.17	1,910	.41	.36	.63	1.64
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30)	(.31)	(.61)	12.51	(16.74)	1,833	.41	.36	.62	1.33
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.64	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
Class P2:
12/31/2024	12.45	.17	2.01	2.18	(.20)	(.18)	(.38)	14.25	17.69	274	.66	.61	.88	1.29
12/31/2023	12.44	.17	1.64	1.81	(.18)	(1.62)	(1.80)	12.45	15.90	277	.66	.61	.88	1.39
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.87	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.89	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02

Managed Risk Asset Allocation Fund
Class P1:
12/31/2024	$11.90	$.29	$ 1.45	$ 1.74	$(.27)	$ (.17)	$ (.44)	$13.20	14.90%	$ 12	.41%	.36%	.65%	2.28%
12/31/2023	12.43	.31	.87	1.18	(.26)	(1.45)	(1.71)	11.90	10.51	10	.41	.36	.66	2.61
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32)	(.48)	(.80)	12.43	(13.75)	7	.41	.36	.65	1.80
12/31/2021	13.84	.21	1.55	1.76	(.27)	–	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
Class P2:
12/31/2024	11.53	.22	1.44	1.66	(.24)	(.17)	(.41)	12.78	14.63	2,014	.66	.61	.90	1.81
12/31/2023	12.09	.21	.90	1.11	(.22)	(1.45)	(1.67)	11.53	10.23	2,093	.66	.61	.91	1.86
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.90	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	–	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15

Refer to the end of the tables for footnotes.

American Funds Insurance Series	372

Financial highlights (continued)

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[15,16]	Year ended December 31,
	2024		2023	2022	2021	2020

Capital Income Builder	49%		59%	48%	60%	110%
Asset Allocation Fund	43		54	42	45	49
American Funds Global Balanced Fund	55		43	111	36	68
The Bond Fund of America	102		129	77	87	72
Capital World Bond Fund	54		110	114	64	88
American Funds Mortgage Fund	52		85	56	38	123
U.S. Government Securities Fund	43		113	77	126	112

Portfolio turnover rate for all share classes including mortgage dollar roll transactions, if any[15,16]	Year ended December 31,
	2024		2023	2022	2021	2020

Global Growth Fund	41%		29%	29%	18%	17%
Global Small Capitalization Fund	47		36	40	29	38
Growth Fund	23		23	29	25	32
International Fund	35		28	42	44	40
New World Fund	55		36	40	43	70
Washington Mutual Investors Fund	31		29	30	90	40
U.S. Small and Mid Cap Equity Fund	4	[6,7,8]
Capital World Growth and Income Fund	34		29	42	85	36
Growth-Income Fund	45		26	25	24	33
International Growth and Income Fund	39		38	48	41	56
Capital Income Builder	107		149	126	93	184
Asset Allocation Fund	129		159	118	124	145
American Funds Global Balanced Fund	141		103	126	39	86
The Bond Fund of America	398		545	415	456	461
Capital World Bond Fund	269		286	188	91	145
American High-Income Trust	45		40	34	56	78
American Funds Mortgage Fund	644		1053	1141	975	1143
Ultra-Short Bond Fund	–	[17]	– [17]	– [17]	– [17]	– [17]
U.S. Government Securities Fund	398		744	695	433	867
Managed Risk Growth Fund	14		39	97	32	80
Managed Risk International Fund	11		27	82	24	71
Managed Risk Washington Mutual Investors Fund	8		19	70	16	101
Managed Risk Growth-Income Fund	13		21	67	13	38
Managed Risk Asset Allocation Fund	7		13	48	5	30

[1]	Based on average shares outstanding.
[2]

This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds and U.S. Small and Mid Cap Equity Fund.

[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Based on operations for a period that is less than a full year.
[7]	For the period November 15, 2024, commencement of operations, through December 31, 2024.
[8]	Not annualized.
[9]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services and/or insurance administrative services, as applicable, are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[10]	Amount less than $1 million.
[11]	Annualized.
[12]	This column does not include expenses of the underlying funds in which each fund invests.
[13]

This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

[14]	Unaudited.
[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[17]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

373	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds“) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Global Growth Fund	For the year ended December 31, 2024.	For each of the two years in the period ended December 31, 2024.	For each of the five years in the period ended December 31, 2024.
Global Small Capitalization Fund
Growth Fund
International Fund
New World Fund
Washington Mutual Investors Fund
Capital World Growth and Income Fund
Growth-Income Fund
International Growth and Income Fund
Capital Income Builder
Asset Allocation Fund
American Funds Global Balanced Fund
The Bond Fund of America
Capital World Bond Fund
American High-Income Trust
American Funds Mortgage Fund
Ultra-Short Bond Fund
U.S. Government Securities Fund
Managed Risk Growth Fund
Managed Risk International Fund
Managed Risk Washington Mutual Investors Fund

American Funds Insurance Series	374

Report of Independent Registered Public Accounting Firm

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Managed Risk Growth-Income Fund	For the year ended December 31, 2024.	For each of the two years in the period ended December 31, 2024.	For each of the five years in the period ended December 31, 2024.
Managed Risk Asset Allocation Fund

U.S. Small and Mid Cap Equity Fund	For the period November 15, 2024 (commencement of operations) through December 31, 2024.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2025

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

375	American Funds Insurance Series

Changes in and disagreements with accountants

Not applicable

Matters submitted for shareholder vote

Not applicable

Remuneration paid to directors, officers and others

Refer to the trustees’ deferred compensation disclosure in the notes to financial statements.

Approval of Investment Advisory and Service Agreement

Not applicable

American Funds Insurance Series	376

(b)	The registrant’s Financial Highlights are filed under Item 7(a) of this Form.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

There are no proxy disclosures for the registrant during the period covered by this report.

Item 10:	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included within the Financial Statements filed under Item 7(a) of this Form.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s Statements Regarding Basis for Approval of Investment Management and Sub- Advisory Contracts is included within the Financial Statements filed under Item 7(a) of this Form.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees that have been implemented since the registrant last provided disclosure in response to the requirements of this Item.

Item 16:	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files on Form N-CSR is (a) accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18:	Recovery of Erroneously Awarded Compensation.

Not applicable to the registrant.

Item 19:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The registrant’s code of ethics is attached hereto.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable to the registrant.

(a)(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)

The certification by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2025

By:	/s/ Joshua Durham
Joshua Durham
Vice President, Chief Operating Officer and Interim Treasurer
(Principal Financial Officer and
Principal Accounting Officer)

Date:	March 4, 2025

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

19(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
19(a)(3)	Section 302 N-CSR Certification of Principal Executive Officer
19(a)(3)	Section 302 N-CSR Certification of Principal Financial Officer
19(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer